UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


 Investment Company Act file number                  811-07572
                                                    --------------------------

Principal Investors Fund, Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA 50392-2080
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip code)

Princor Financial Services Corporation, Des Moines, IA 50392-2080
--------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code:                515-247-6783
                                                                   -------------

Date of fiscal year end:           October 31, 2005
                                   ---------------------------

Date of reporting period:          October 31, 2005
                                   ---------------------------

ITEM 1 - REPORT TO STOCKHOLDERS

                               TABLE OF CONTENTS
                                                                            PAGE
Portfolio Managers' Comments............................................2
Shareholder Expense Example.............................................40
Financial Statements and Highlights
 Statements of Assets and Liabilities................................... 54
 Statements of Operations ............................................... 65
 Statement of Changes in Net Assets..................................... 76
 Statement of Cash Flows................................................ 109
 Notes to Financial Statements.......................................... 110
 Schedules of Investments
  Bond & Mortgage Securities Fund.......................................131
  Disciplined LargeCap Blend Fund.......................................149
  Diversified International Fund........................................154
  Equity Income Fund....................................................165
  Government & High Quality Bond Fund...................................169
  Inflation Protection Fund.............................................174
  International Emerging Markets Fund...................................177
  LargeCap Growth Fund..................................................181
  LargeCap S&P 500 Index Fund...........................................183
  LargeCap Value Fund...................................................192
  MidCap Blend Fund.....................................................196
  Money Market Fund.....................................................199
  Partners LargeCap Blend Fund..........................................203
  Partners LargeCap Blend Fund I........................................209
  Partners LargeCap Growth Fund I.......................................213
  Partners LargeCap Growth Fund II......................................215
  Partners LargeCap Value Fund..........................................217
  Partners MidCap Growth Fund...........................................221
  Partners MidCap Growth Fund I.........................................224
  Partners MidCap Value Fund............................................228
  Partners SmallCap Growth Fund II......................................230
  Preferred Securities Fund.............................................234
  Principal LifeTime 2010 Fund..........................................239
  Principal LifeTime 2020 Fund..........................................240
  Principal LifeTime 2030 Fund..........................................241
  Principal LifeTime 2040 Fund..........................................242
  Principal LifeTime 2050 Fund..........................................243
  Principal LifeTime Strategic Income Fund..............................244
  Real Estate Securities Fund...........................................245
  Short-Term Bond Fund..................................................247
  SmallCap Blend Fund...................................................257
  SmallCap Value Fund...................................................263
  Tax-Exempt Bond Fund..................................................267
 Financial Highlights................................................... 271
Report of Independent Registered Public Accounting Firm.................386
Fund Directors..........................................................387
Proxy Voting Policies...................................................388
Schedules of Investments................................................388
Board Consideration of and Continuation of Management Agreement and Sub-Advisory
Agreements..............................................................388
Federal Income Tax Information..........................................391
Shareholder Meeting Results.............................................392

PORTFOLIO MANAGERS' COMMENTS


IMPORTANT FUND INFORMATION
The following disclosure applies to the Principal Investors Fund, Inc.:

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each Fund, the illustration is based on performance of the Advisors Select Class, with the following exceptions:

  . For Inflation Protection Fund, Partners MidCap Growth Fund I and Preferred
    Securities Fund the illustration is based on the Institutional Class, the oldest share class.
  . For Equity Income Fund and Tax-Exempt Bond Fund the illustration is based on
    Class A, including Class A of the predecessor fund.

For Equity Income Fund and Tax-Exempt Bond Fund, the growth of the hypothetical $10,000 investment in Class A shares reflects the maximum front-end sales charge imposed; none of the other share classes imposes a front-end sales charge.

Growth of a hypothetical $10,000 investment in a different share class would vary from the results illustrated because different expenses are charged to each share class. Past performance does not guarantee future results.

For comparison to the Fund, each line graph illustrates the growth of a hypothetical $10,000 that earns the average return of the Fund's mutual fund category, as determined by Morningstar, Inc. The average return of the Morningstar category does not reflect sales charges but does reflect transaction costs and operating expenses of all mutual funds included in the category. Each line graph also illustrates performance of the Fund's benchmark or index. Each index is unmanaged and theoretical, and therefore the performance illustrated does not reflect sales charges, transaction costs or operating expenses.

The inception date for the Class A and Class B shares that are given in the tables are the dates those Classes started operations. The inception dates for the other classes are the dates on which shares of those share classes were initially offered for sale. For Advisors Signature Class, Class A and Class B, the average annual total returns shown may include an earlier period of time. The Class A and Class B average annual total returns for Equity Income Fund and Tax-Exempt Bond Fund include performance of the predecessor funds. For all other Funds except Inflation Protection Fund, the average annual total returns for Advisors Signature Class, Class A and Class B for the periods prior to the inception date of each Class are based on performance of each Fund's oldest class of shares adjusted to reflect the fees and expenses of the Advisors Signature Class, Class A and Class B. These adjustments result in performance for the periods prior to the inception date of each Class that is no higher than the historical performance of the applicable share class.

The graphs and tables do not reflect the deduction of income taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares if the shares were held outside a qualified retirement plan. Performance information may reflect historical or current expense waivers/ reimbursements, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the notes to the financial statements.

Fund shares are neither deposits nor obligations of any bank or other insured depository institution, nor are they endorsed or guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risks, including possible loss of the principal amount invested. The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost.

The commentaries on the following pages were supplied by the Funds' Portfolio Managers, except where noted, and cover the Principal Investors Fund, Inc. fiscal year, which runs from November 1, 2004 through October 31, 2005, except when a fund originated after the beginning of the fiscal year. Because there is no standardized system for classifying securities, sector names may vary from one commentary to another. Furthermore, sector names and percentage allocations referenced in the commentaries may differ from those in the schedule of investments we have prepared for this report. In some cases, specific security holdings mentioned in the commentaries have been liquidated during the reporting period and therefore do not appear in the schedule of investments which is prepared as of the end of the reporting period.

BOND AND MORTGAGE SECURITIES FUND

                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                                   Morningstar
        Lehman Brothers   Intermediate-Term      Bond & Mortgage
        Aggregate Bond      Bond Category        Securities Fund,
            Index             Average            Advisors Select
12/6/00     10                 10                    10
10/01       11.241             11.148                10.932
10/02       11.903             11.761                11.347
10/03       12.487             12.477                11.775
10/04       13.178             13.095                12.374
10/05       13.327             13.207                12.449

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class        Inception Date    1 Year  Life of Fund
Advisors Preferred*     12/6/2000       0.79%   5.06%
Advisors Select*        12/6/2000       0.61%   4.84%
Advisors Signature*     11/1/2004       0.47%   4.73%
A                       6/28/2005       1.08%   5.12%
A**                     6/28/2005       -3.71%  4.09%
B*                      6/28/2005       0.58%   4.61%
B***                    6/28/2005       -3.33%  4.27%
J*                      3/1/2001        0.85%   4.22%
J***                    3/1/2001        -0.12%  4.22%
Institutional*          3/1/2001        1.45%   5.02%
Preferred*              12/6/2000       1.10%   5.39%
Select*                 12/6/2000       1.06%   5.51%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.


LOGO
LOGO
PORTFOLIO MANAGER
William C. Armstrong and Timothy R. Warrick (Principal Global Investors, LLC)

HOW DID THE FUND PERFORM?
The Fund underperformed the Lehman Aggregate Index for the one-year period ended October 31, 2005, returning 0.61% compared to 1.13% for the Index. Fund returns are after expenses, which do not apply to the Index.


WHY DID THE FUND PERFORM THIS WAY?
During the year, U.S. economic growth remained reasonable and inflation concerns were modest. These factors contributed to increasing interest rates during the period. Rates were somewhat volatile, reflecting the market's changing expectations about economic growth, inflation and the Federal Reserve's (Fed's) monetary policy. In addition, the devastation in the Gulf Coast region from Hurricanes Katrina and Rita drove energy prices sharply higher and brought expectations for slowing growth. Once it became clear the economy would remain healthy, focus shifted to inflation and continued Fed intervention.

Despite market volatility, the Fed steadily withdrew its accommodative monetary policy by raising the Fed Funds target rate eight times, from 1.75% to 3.75%. Along with continued economic growth, this intervention contributed to a greater increase in short-term rates compared to long-term rates. Two-year U.S. Treasury rates rose from 2.55% to 4.37%, while 10-year U.S. Treasury rates increased from 4.02% to 4.55%.

The Fund's performance was primarily attributable to its shorter duration in comparison to the Index and its allocation to below-investment grade corporate bonds. Duration is a measure of bond price sensitivity to changes in interest rates. The Fund's duration positively impacted its relative performance as rates rose during the period. Below-investment grade corporate bonds were the top-performing sector, returning 4.60%.

In addition, the Fund benefited from the rise in short-term rates by being underweighted shorter-maturity U.S. Treasury bonds that underperformed longer-maturity U.S. Treasuries.

The Fund benefited from an overweighted position in commercial mortgage-backed securities (CMBS), which outperformed the rest of the sectors in the Index. The Fund's underweighted position to mortgage-backed securities (MBS) and U.S. agencies was a drag on performance because these sectors outperformed the Index. Investment-grade corporate bonds underperformed all other fixed-income sectors, as the credit quality of certain companies deteriorated. The Fund benefited from being underweighted in many of the worst-performing companies, including GM and Ford.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

DISCIPLINED LARGECAP BLEND FUND
GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                              Morningstar          Disciplined
        Standard & Poor's     Large Blend      LargeCap Blend Fund,
         500 Stock Index    Category Average     Advisors Select
12/30/02       10                10                 10
10/03          12.128            12.061             12.05
10/04          13.269            13.013             13.179
10/05          14.425            14.253             14.656

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date  1 Year  Life of Fund
Advisors Preferred*     12/30/2002      11.44%  14.65%
Advisors Select*        12/30/2002      11.21%  14.43%
Advisors Signature*     11/1/2004       10.97%  14.24%
A                       6/28/2005       11.46%  14.62%
A**                     6/28/2005       5.05%   12.25%
B*                      6/28/2005       10.66%  13.74%
B***                    6/28/2005       6.66%   12.90%
Institutional*          12/30/2002      12.07%  15.29%
Preferred*              12/30/2002      11.75%  15.01%
Select*                 12/30/2002      11.68%  14.87%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
Mustafa Sagun and Jeffrey Schwarte (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
During the year ending October 31, 2005, the Fund outperformed the S&P 500 Index, returning 11.21% compared to the Index's 8.71%.


WHY DID THE FUND PERFORM THIS WAY?
The equity markets posted positive returns driven by rising oil prices, strong corporate earnings, value stocks, and smaller capitalization stocks. Energy stocks led the performance in the past year as the sector rose 33.2%. Returns for the Utilities and Consumer Staples sectors each topped 10%, likely as a result of their dividends and defensive characteristics. Two sectors posting negative returns were Consumer Discretionary and Telecommunication stocks.

Overall, stock selection drove the returns for the Fund over the last 12 months. The Fund had strong stock selection within all sectors led by Health Care, Consumer Discretionary, Utilities, and Energy. Our stock selection strategies strive to capture rising investor expectations and improving business fundamentals with attractive relative valuations. Our disciplined fund construction strategies try to match market, sector and industry exposures relative to the Index to isolate superior stock selection as the major driver of Fund performance.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

DIVERSIFIED INTERNATIONAL FUND
GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

        MSCI EAFE                              Morningstar          Diversified
    (Europe, Australia,    Citigroup BMI    Foreign Large Blend   International Fund,
     Far East) Index-ND  Global ex-US Index   Category Average     Advisors Select
12/6/00      10                 10               10                    10
10/01        7.782              7.704            7.503                 7.029
10/02        6.754              6.922            6.512                 6.162
10/03        8.58               9.219            7.977                 7.598
10/04        10.196             11.062           9.263                 8.831
10/05        12.04              13.595           10.907                11.066

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date   1 Year  Life of Fund
Advisors Preferred*     12/6/2000       25.38%  3.06%
Advisors Select*        12/6/2000       25.31%  2.84%
Advisors Signature*     11/1/2004       25.10%  2.76%
A                       6/28/2005       25.44%  3.07%
A**                     6/28/2005       18.20%  1.83%
B*                      6/28/2005       24.86%  2.62%
B***                    6/28/2005       20.86%  2.24%
J*                      3/1/2001        25.24%  4.30%
J***                    3/1/2001        24.24%  4.30%
Institutional*          3/1/2001        26.07%  5.21%
Preferred*              12/6/2000       25.82%  3.42%
Select*                 12/6/2000       25.28%  3.47%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
Paul Blankenhagen, Juliet Cohn, and Christopher Ibach (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
International equity markets rose to their highest level in three years, driven by solid corporate earnings and a benign economic environment. The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) rose 18.09% during the fiscal year ending October 31, 2005. The Fund rose 25.31%, outperforming the Index.


WHY DID THE FUND PERFORM THIS WAY?
In developed markets, small companies continued to outperform large companies. When looking at returns by region, emerging markets outperformed developed markets and Japan and other Asian markets outperformed Europe. The Energy, Basic Materials and Industrial sectors were the best performers, while Telecommunications Services and Information Technology lagged. The U.S. dollar strengthened against most currencies. The Index return would have been 5.61% higher if not for the strength of the U.S. dollar over the past year.

The Fund outperformed the Index on the basis of its stock selection, which provided positive results in all 10 sectors of the market. The standout sectors were Information Technology, Industrials, Telecommunications Services and Energy. Stock selection added the least amount of value in Health Care and Consumer Staples. On a regional basis, stock selection was strong in Europe and Japan.

Over the past year, the international equity markets have rewarded the types of companies in which the Fund invests. The Fund focuses on stock selection and disciplined management.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

EQUITY INCOME FUND
GROWTH OF A $10,000 INVESTMENT
                               IN CLASS A SHARES

                             Morningstar
        Russell 1000     Moderate Allocation     Equity Income Fund,
         Value Index       Category Average            Class A
            10                 10                       9.425
10/96       12.374             11.524                   10.191
10/97       16.481             13.848                   11.644
10/98       18.925             15.062                   15.382
10/99       22.051             16.891                   17.649
10/00       23.268             18.399                   19.783
10/01       20.508             16.497                   14.691
10/02       18.453             17.846                   12.149
10/03       22.675             20.678                   13.833
10/04       26.178             22.206                   15.624
10/05       29.283             23.897                   17.705


Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
Class   Inception Date  1 Year  5 Years 10 Years  Life of Fund
A       12/16/1992      13.32%   -2.19%   6.51%     6.67%
A**     12/16/1992      6.84%    -3.34%   5.88%     6.18%
B*      12/9/1994       12.29%   -3.05%   5.92%     7.62%
B***    12/9/1994       8.29%    -3.32%   5.92%     7.62%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)

HOW DID THE FUND PERFORM?
The Fund outperformed the Russell 1000 Value Index for the year due to a combination of security selection and asset allocation. For the one-year period ended October 31, 2005, the Fund returned 13.32% compared to 11.86% for the Index.


WHY DID THE FUND PERFORM THIS WAY?
Individual security selection was generally positive throughout the period. The equity exposure of the Fund outperformed from positive security selection and better than Index returns from stocks with dividend yields. The fixed-income portion provided yield, but with total returns below the equity market during the year.

The Fund uses exposure to real estate investment trusts (REITs), convertible bonds, preferred securities and international equities in addition to domestic equities to enhance returns and provide yield. The various asset classes are used to diversify the returns of the overall Fund and lower volatility. Each asset class provides a contribution to the Fund's overall yield.

The performance of the Fund is targeted to provide yield to investors and the mix of assets is intended to mitigate volatility of the Fund's net asset value.

The Fund seeks opportunities to enhance returns through investments providing value in terms of yield. Assets are diversified with no concentration in any one asset class. Price appreciation and yield combine to give the overall portfolio return of the Fund, less expenses.


NOTE: The above comments refer specifically to the Class A shares of the Fund.

GOVERNMENT & HIGH QUALITY BOND FUND
GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

        Lehman Brothers       Lehman Brothers        Morningstar           Government & High
        Mortgage Backed     Government/Mortgage  Intermediate Government   Quality Bond Fund,
        Securities Index            Index            Category Average       Advisors Select
12/6/00     10                      10                   10                    10
10/01       11.106                  11.129               11.116                10.81
10/02       11.806                  11.833               11.262                11.351
10/03       12.131                  12.168               11.535                11.469
10/04       12.807                  12.801               12.008                11.894
10/05       13.031                  12.973               12.109                11.94


Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date   1 Year  Life of Fund
Advisors Preferred*     12/6/2000       0.57%   4.06%
Advisors Select*        12/6/2000       0.39%   3.88%
Advisors Signature*     11/1/2004       0.35%   3.76%
A                       6/28/2005       0.66%   4.08%
A**                     6/28/2005       -4.17%  3.06%
B*                      6/28/2005       -0.06%  3.45%
B***                    6/28/2005       -3.96%  3.10%
J*                      3/1/2001        0.37%   3.37%
J***                    3/1/2001        -0.61%  3.37%
Institutional*          3/1/2001        1.14%   4.24%
Preferred*              12/6/2000       0.87%   4.41%
Select*                 12/6/2000       0.76%   4.29%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.


LOGO
LOGO
PORTFOLIO MANAGER
Brad Fredericks and Lisa Stange (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund achieved a positive return of 0.39% for the year ended October 31, 2005, despite rising interest rates. The Fund's benchmark, the Lehman Government Mortgage Index, returned 1.34% for the same period.


WHY DID THE FUND PERFORM THIS WAY?
During the period, moderate economic growth and increasing interest rates caused the rate on two-year Treasuries to increase from 2.55% on October 29, 2004 to 4.37% one year later. The fall of 2005 brought Hurricanes Katrina and Rita, and crude oil rose to an all-time high of $70/ barrel on shortages and anticipated supply disruptions. By October temporary risk aversion, including a short-term Treasury rally, was met with confidence that the economy would recover.

Overall, investors felt confident enough to drive down risk premiums, or the amount non-Treasury borrowers have to pay over Treasury rates. The Fund benefited from its allocation to non-Treasury asset classes. Mortgage-backed securities (MBS) performed in line with Treasuries. The exception to lower risk premiums was in corporate bonds. The Fund had no allocation to corporate bonds.

During the year, the financial markets experienced yield curve flattening, where there is little difference between short- and long-term rates. The Federal Reserve (Fed) raised the overnight Fed Funds target rate eight times, from 1.75% up to 3.75%. The Fed was more confident in the strength of the economy and more concerned about the risk of inflation than long bondholders. As a result, 30-year Treasury yields fell during the year, from 4.79% to 4.75%. Yield curve flattening detracted from Fund performance. The Fund had fewer long-maturity bonds than the Index and, therefore, did not experience the Index's positive price performance.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

INFLATION PROTECTION FUND
GROWTH OF A $10,000 INVESTMENT
                            IN INSTITUTIONAL SHARES

        Lehman Brothers      Morningstar Long
         U.S. Treasury     Government Category    Inflation Protection Fund,
          TIPS Index             Average                Institutional
12/29/04     10                   10                        10
10/05        10.158               10.147                    10.149


The graph shows the Fund's and the Index's performance from the Fund's inception date, 12/29/2004. Because Morningstar data is available only from month-end starting dates, we show performance of the Morningstar Category beginning on the nearest month-end date, 12/31/2004.

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date          Life of Fund
Advisors Preferred*     12/29/2004              1.01%
Advisors Select*        12/29/2004              0.79%
Advisors Signature*     12/29/2004              0.70%
A                       6/28/2005               1.31%
A**                     6/28/2005               -3.51%
J*                      12/29/2004              1.38%
J***                    12/29/2004              0.40%
Institutional*          12/29/2004              1.49%
Preferred*              12/29/2004              1.22%
Select*                 12/29/2004              1.14%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.


LOGO
LOGO
PORTFOLIO MANAGER
Martin J. Schafer and Gwen Swanger (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund underperformed the Lehman Brothers U.S. Treasury TIPS Index for the period December 29, 2004 through October 31, 2005. The Fund returned 1.49% vs. 1.58% for the Index.


WHY DID THE FUND PERFORM THIS WAY?
During the year, U.S. economic growth remained reasonable and inflation concerns were modest. These factors contributed to increasing interest rates during the period. Rates were somewhat volatile, reflecting the market's changing expectations about economic growth, inflation and the Federal Reserve's (Fed's) monetary policy. Once it became clear the economy would remain healthy, the focus shifted to inflation and continued Fed intervention.

Despite market volatility, the Fed steadily withdrew its accommodative monetary policy by raising the Fed Funds target rate eight times, from 1.75% to 3.75%. Along with continued economic growth, this intervention contributed to a greater increase in short-term rates compared to long-term rates.

The Fund's duration was primarily neutral to the Index during most of the period. Duration is a measure of a bond's price-sensitivity to changes in interest rates. The portfolio's duration of 6.31 years was slightly longer than that of the Index. The Fund was slightly underweighted in a few specific securities that outperformed.


NOTE: The above comments refer specifically to the Institutional shares of the Fund.

INTERNATIONAL EMERGING MARKETS FUND
GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

        MSCI Emerging    Morningstar Diversified    International Emerging
        Markets Free        Emerging Markets            Markets Fund,
       (EMF) Index-ID       Category Average           Advisors Select
12/6/00     10                  10                        10
10/01       8.377               8.472                     8.155
10/02       9.084               6.867                     8.59
10/03       13.512              10.084                    12.752
10/04       16.133              11.994                    14.875
10/05       21.586              15.84                     20.364

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class        Inception Date    1 Year  Life of Fund
Advisors Preferred*     12/6/2000       37.21%  15.56%
Advisors Select*        12/6/2000       36.90%  15.36%
Advisors Signature*     11/1/2004       36.78%  15.20%
A                       6/28/2005       36.99%  15.36%
A**                     6/28/2005       29.12%  13.97%
B*                      6/28/2005       35.77%  14.53%
B***                    6/28/2005       31.77%  14.29%
J*                      3/1/2001        36.79%  15.89%
J***                    3/1/2001        35.79%  15.89%
Institutional*          3/1/2001        37.88%  17.05%
Preferred*              12/6/2000       37.57%  15.87%
Select*                 12/6/2000       37.39%  15.79%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.


LOGO
LOGO
PORTFOLIO MANAGER
Michael A. Marusiak and Michael L. Reynal (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund outperformed the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index by 3.10%. For the one-year period ending October 31, 2005, the Fund returned 36.90%, compared to 33.80% for the Index.


WHY DID THE FUND PERFORM THIS WAY?
This outperformance was primarily due to strong stock selection in Taiwan, Brazil and China. The Fund also performed well in Materials, Industrials and Financials. Poor stock selection in Telecommunications Services and Energy negatively contributed to performance.

The Chinese economy continued to grow very strongly, notwithstanding official efforts to rein in economic growth. Korea had a very strong year, as there were finally signs of life in the moribund Korean consumer, although it was the financials and industrials leading the market higher. In Taiwan, the cash/credit card boom of recent years began to unravel. While we are still in the early stages of a slowdown there, inevitable comparisons to Korea in 2002 and the credit crunch that followed their credit binge are weighing on the market.

Indonesia was embroiled in a fiscal crisis as high oil prices negatively impacted the budget through fuel price subsidies. In the end, the government responded with aggressive fuel price hikes and higher interest rates, which successfully defused the situation, although at some cost to the consumer. In India, strong economic growth and high liquidity supported the market, which chose to shrug off higher current account deficits.

Latin America benefited from strong commodities prices, as Brazil in particular is a large exporter of raw materials. Latin America was the best performing region, thanks to the combination of high oil prices and strong commodity prices boosting local economies and stock markets.

Central Europe continued on its convergence path with Western Europe. Turkey was a tremendous beneficiary of European Union (EU) convergence, with the continuing discussions of ultimate entry into the EU driving asset prices higher. High oil prices and strong domestic liquidity in Russia led to strong performance by the Russian equity market. South Africa also performed well notwithstanding the high rand level, which dampens competitiveness of the commodity producers.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

LARGECAP GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                           Morningstar
        Russell 1000       Large Growth       LargeCap Growth Fund,
        Growth Index     Category Average        Advisors Select
12/6/00    10                10                     10
10/01      7.044             6.661                  6.859
10/02      5.662             6.453                  5.616
10/03      6.897             7.791                  6.423
10/04      7.13              8.036                  6.641
10/05      7.758             8.852                  7.714

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date   1 Year  Life of Fund
Advisors Preferred*     12/6/2000       16.48%  -5.66%^
Advisors Select*        12/6/2000       16.15%  -6.48%
Advisors Signature*     11/1/2004       16.14%  -5.95%
A                       6/28/2005       16.49%  -5.66%^^
A**                     6/28/2005       9.74%   -6.79%
B*                      6/28/2005       15.57%  -6.40%
B***                    6/28/2005       11.57%  -6.79%
J*                      3/1/2001        16.17%  -2.44%
J***                    3/1/2001        15.17%  -2.44%
Institutional*          3/1/2001        17.05%  -1.54%
Preferred*              12/6/2000       16.61%  -6.13%
Select*                 12/6/2000       16.68%  -5.84%^^^

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.
^ During 2003, the Fund processed a significant (relative to the class) "As of" transaction that resulted in a gain to the remaining shareholders of the class. Had this gain not been recognized, the total return shown would have been lower.
^^ During 2003, the Fund processed a significant (relative to the Advisors Preferred class) "As of" transaction that resulted in a gain to the remaining shareholders of the class. Had this gain not been recognized, the total return shown would have been lower.
^^^ During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown is greater than it would have been without the redemption.


LOGO
LOGO
PORTFOLIO MANAGER
Anthony Rizza (Columbus Circle Investors)


HOW DID THE FUND PERFORM?
Over the past year, the Fund returned 16.15%, compared with the 8.81% return posted by the Russell 1000 Growth Index.


WHY DID THE FUND PERFORM THIS WAY?
Despite devastating hurricanes, surging energy prices, and the Federal Reserve's (Fed's) ongoing interest rate campaign, equity markets posted positive returns during the fiscal year, due to strong corporate earnings and moderate interest rates. Energy stocks led the performance as the Russell 1000 Growth Energy sector rose 51%.

Stock selection drove the returns for the Fund over the last 10 months. The Fund had strong stock selection within all sectors, led by Energy, Utilities, Health Care and Technology. Equally as important, the Fund's discipline moved away from many of the mega-cap stocks like Wal-Mart Stores, Cisco Systems and General Electric, all of which underperformed.

Apple Computer was one of the best contributors to the Fund. Apple's recent strong performance was driven by continued strength in sales of its iPod. Conoco Phillips was another positive contributor to the Fund. The rising price of oil and Conoco's unique exposure to refinery capacity drove strong results particularly in the wake of the hurricanes that struck the Gulf of Mexico.

At the end of the fiscal year, the Fund was focused on stocks that produce strong results regardless of the strength in overall economic growth.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

LARGECAP S&P 500 INDEX FUND
GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                                Morningstar
        Standard & Poor's       Large Blend      LargeCap S&P 500 Index Fund,
         500 Stock Index      Category Average        Advisors Select
12/6/00       10                 10                      10
10/01         8.152              8.099                   8.076
10/02         6.92               8.296                   6.772
10/03         8.359              9.905                   8.097
10/04         9.146              10.687                  8.766
10/05         9.943              11.705                  9.437

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date  1 Year  Life of Fund
Advisors Preferred*     12/6/2000       7.91%   -1.46%
Advisors Select*        12/6/2000       7.65%   -1.64%
Advisors Signature*     11/1/2004       7.53%   -1.78%
A                       6/28/2005       7.88%   -1.50%
A**                     6/28/2005       6.29%   -1.81%
J*                      3/1/2001        7.72%   -0.10%
J***                    3/1/2001        6.73%   -0.10%
Institutional*          3/1/2001        8.48%   0.77%
Preferred*              12/6/2000       8.25%   -1.10%
Select*                 12/6/2000       8.03%   -1.28%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
Dirk Laschanzky and Mariateresa Monaco (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund underperformed the S&P 500 Index for the 12-month period ended October 31, 2005. The net performance of the Fund for the period was 7.65% compared to 8.71% for the Index. Unlike the Index, which is unmanaged and theoretical, the Fund incurred transaction costs and operation expenses.


WHY DID THE FUND PERFORM THIS WAY?
The Fund seeks investment performance that corresponds to the results of the S&P 500 Index. Within the Fund, the percentage exposure to securities is closely aligned to the stocks within the Index.

The equity market continued to advance during the year ending in October, as improved corporate earnings and overall economic advancement supported the markets. Investor confidence was mixed during the year, as inflationary pressures were a concern, especially in terms of energy prices. Corporate earnings were generally positive, with growth coming on top of positive returns in the prior year.

The Fund continues to maintain exposures near the Index with a goal of replicating Index performance. The Fund maintains positions in the underlying securities and uses other replicating securities for short-term investments and liquidity.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

LARGECAP VALUE FUND
GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                            Morningstar
        Russell 1000        Large Value        LargeCap Value Fund,
        Value Index       Category Average       Advisors Select
12/6/00    10                10                      10
10/01      9.025             9.52                    8.674
10/02      8.121             9.272                   7.871
10/03      9.979             11.245                  9.42
10/04      11.521            12.61                   10.292
10/05      12.887            13.873                  11.392

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date   1 Year  Life of Fund
Advisors Preferred*     12/6/2000       10.73%  3.43%
Advisors Select*        12/6/2000       10.69%  3.35%
Advisors Signature*     11/1/2004       10.48%  3.13%
A                       6/28/2005       10.83%  3.45%
A**                     6/28/2005       4.45%   2.21%
B*                      6/28/2005       10.39%  2.98%
B***                    6/28/2005       6.39%   2.62%
J*                      3/1/2001        10.45%  3.29%
J***                    3/1/2001        9.45%   3.29%
Institutional*          3/1/2001        11.54%  4.27%
Preferred*              12/6/2000       11.20%  3.79%
Select*                 12/6/2000       11.05%  3.59%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.


LOGO
LOGO
PORTFOLIO MANAGER
John Pihlblad (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
During the year ended October 31, 2005, the Fund underperformed the Russell 1000 Value Index, posting a 10.69% total return compared to 11.86% for the Index.


WHY DID THE FUND PERFORM THIS WAY?
The Index posted positive returns driven by rising oil prices, strong corporate earnings, value stocks and smaller capitalization stocks. Energy stocks led the performance over the last 12 months, as the sector rose 31.4%. Returns for the Consumer Staples and Utilities sectors closely followed, topping 20% during the period. Only one sector posted negative returns during the period, as Telecommunication Services stocks underperformed the broad market.

Overall, stock selection drove the returns for the Fund over the last 12 months. The Fund had strong stock selection within many sectors led by Utilities, Consumer Discretionary, Industrials and Telecommunication Services. Our stock selection strategies capture rising investor expectations and improving business fundamentals with attractive relative valuations.

The Fund had poor stock selection in the Information Technology and Financials sectors during the period. Our disciplined fund construction strategies match market, sector and industry exposures relative to the Index to isolate superior stock selection as the major driver of fund performance.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

MIDCAP BLEND FUND
GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                            Morningstar
        Russell Midcap     Mid-Cap Blend       MidCap Blend Fund,
            Index         Category Average      Advisors Select
12/6/00     10                10                    10
10/01       9.008             9.709                 8.824
10/02       8.286             9.327                 8.564
10/03       11.26             12.23                 10.754
10/04       12.961            13.662                12.302
10/05       15.304            15.575                13.974

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date   1 Year  Life of Fund
Advisors Preferred*     12/6/2000       13.79%  8.20%
Advisors Select*        12/6/2000       13.59%  7.97%
Advisors Signature*     11/1/2004       13.43%  7.87%
A                       6/28/2005       13.94%  8.23%
A**                     6/28/2005       7.37%   6.93%
B*                      6/28/2005       13.70%  8.10%
B***                    6/28/2005       9.70%   7.80%
J*                      3/1/2001        13.53%  8.42%
J***                    3/1/2001        12.53%  8.42%
Institutional*          3/1/2001        14.42%  9.49%
Preferred*              12/6/2000       14.13%  8.51%
Select*                 12/6/2000       13.98%  8.60%^

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.
^ During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small portions, the total return shown is greater than it would have been without the redemption.


LOGO
LOGO
PORTFOLIO MANAGER
K. William Nolin (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund underperformed the Russell Mid-Cap Index for the one-year period ended October 31, 2005, returning 13.59% versus the Index's return of 18.08%.


WHY DID THE FUND PERFORM THIS WAY?
The mid-cap equity market was led by the Energy sector, which gained 67% over the last 12 months. The Utility sector was also strong, rising over 22% as investors continued to search for investments with yield. No sector declined over the past 12 months.

The Fund lagged the Russell MidCap Index primarily in the Health Care sector, where the Fund lost 1.26% relative to the Index. The largest individual negative stock in this sector was Valeant Pharmaceuticals, which was down almost 28%. Valeant is a specialty pharmaceutical company with a portfolio of over 500 branded products serving several niche markets. During the past year, the company released data for one of the drugs in its pipeline. While the data showed the overall effectiveness of the drug, the stock sold off due to concern over whether the drug would be able to replace the current drug on the market. We believe the prospects for Valeant are bright, and we took advantage of the decrease in the price of Valeant's stock to add it to the Fund's position.

Questar Corporation was one of the largest contributors to performance, rising over 66% in the past year. Questar is a North American utility/ energy company with a focus on natural gas. The company has been efficiently extracting natural gas from its low-risk properties in the Rocky Mountain region and has benefited from the increase in the price of natural gas.

We continue to focus on high quality companies with sustainable competitive advantages that can be purchased at reasonable prices. The Fund continues to hold companies with higher return on equity (ROE), return on assets (ROA) and profit margins than the Index. The price/earnings (P/ E) multiple of the Fund is lower than that of the Index.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

MONEY MARKET FUND
PORTFOLIO MANAGER
Tracy Reeg and Alice Robertson (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
For the one-year period ended October 31, 2005, the Fund returned 1.81%. Fund returns are after expenses, which do not apply to the Index.


WHY DID THE FUND PERFORM THIS WAY?
The money fund industry average maturity over the course of fiscal year 2005 was in the 37-42 day range. The industry average stayed lower in order to be better positioned for the anticipated Federal Reserve (Fed) rate increases. The Fund focused on securities that mature in one to three months. The Fund strives to stay in line with the money fund industry average in both yield and maturity. The Fund started purchasing money market eligible asset-backed bonds during fiscal year 2005, allowing the Fund to further diversify at attractive rates. The Fund managers continue to choose from a list of high-quality investments that is actively monitored by our fixed-income analytical staff.

The Fed Funds target rate began fiscal year 2005 at 1.75%. (The Fed Funds rate is the overnight lending rate between banks.) The Fed has since raised the target by 0.25% at each of its last eight meetings, bringing the Fed Funds rate to 3.75% at the end of the fiscal year. The Fed has kept the "policy accommodation can be removed at a pace that is likely to be measured" wording in its meeting statements. Hurricanes Katrina and Rita hit late in the fiscal year. Those not directly impacted by the hurricanes' devastation were affected at the gas pumps. Investors faced increased uncertainty over the impact of higher energy prices on consumer spending, inflation and the Fed's program of raising short-term interest rates. Outstanding commercial paper has continued to increase during fiscal year 2005. The market has had five consecutive quarters of increases in outstanding commercial paper moving to levels not seen since late 2000.

PARTNERS LARGECAP BLEND FUND
GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                               Morningstar         Partners LargeCap
        Standard & Poor's      Large Blend            Blend Fund,
         500 Stock Index    Category Average        Advisors Select
12/6/00        10                10                     10
10/01          8.152             8.099                  8.61
10/02          6.92              8.296                  7.734
10/03          8.359             9.905                  8.886
10/04          9.146             10.687                 9.596
10/05          9.943             11.705                 10.392

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date  1 Year  Life of Fund
Advisors Preferred*     12/6/2000       8.39%   1.35%
Advisors Select*        12/6/2000       8.30%   1.20%
Advisors Signature*     11/1/2004       8.21%   1.03%
A                       6/28/2005       8.34%   1.22%
A**                     6/28/2005       2.09%   0.00%
B*                      6/28/2005       7.49%   0.45%
B***                    6/28/2005       3.49%   0.05%
J*                      3/1/2001        8.29%   1.34%
J***                    3/1/2001        7.29%   1.34%
Institutional*          12/6/2000       9.03%   1.90%
Preferred*              12/6/2000       8.82%   1.64%
Select*                 12/6/2000       8.58%   1.58%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
William Stromberg and Richard Whitney (T. Rowe Price Associates, Inc.)


HOW DID THE FUND PERFORM?
The Fund returned 8.30% during the one-year period but lagged the S&P 500 Index which returned 8.71%.

Large-cap U.S. stocks advanced in the 12-month period ended October 31, 2005, supported by generally favorable economic conditions and corporate profit growth. Fears of higher inflation and slower growth, however, became prevalent toward the end of our reporting period. Oil prices spiked in late August to $70 per barrel after Hurricane Katrina disrupted energy production along the Gulf coast but settled around $60 by the end of October. In addition, consumer sentiment soured as gasoline surged above $3 per gallon and as rising oil and natural gas prices presaged a significant jump in year-over-year heating costs this winter.

Despite the economic uncertainty stemming from hurricane damage and elevated energy costs, Federal Reserve officials opted not to stop tightening short-term rates. During our reporting period, the central bank lifted the Fed Funds target rate from 1.75% to 3.75% in eight quarter-point increments. Immediately after our reporting period, the Fed raised the target rate on November 1 to 4.00%, a level not seen in more than four years. This was the 12th rate hike since June 2004.

Over the last year, energy and utility stocks far surpassed all other sectors, helped by rising energy prices. The consumer staples and health care sectors, which are perceived as safe havens because the need for food and medical care is not altered by the economic environment, fared slightly better than the broad market. Financials also performed well, led by companies tied to the capital markets. Consumer discretionary shares declined amid concerns about the sustainability of consumer spending on nonessentials.


WHY DID THE FUND PERFORM THIS WAY?
Performance over the last year was hurt by our limited exposure to Valero Energy Corp and Halliburton and to other energy stocks with very strong returns. The portfolio's sector allocations had a minimal impact on performance.

On the plus side, favorable stock selection in the telecommunication services and consumer discretionary sectors, which were generally weak, aided our returns. Several of our holdings that are not represented in the S&P 500, such as Telus, Rogers Communication, and Panera Bread, notably outperformed.

Overweighting on-line brokers in the financials sector, such as AmeriTrade and E*Trade Financial, which benefited from industry consolidation, also helped our absolute and relative returns.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

PARTNERS LARGECAP BLEND FUND I
GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                               Morningstar         Partners LargeCap
        Standard & Poor's      Large Blend           Blend Fund I,
         500 Stock Index     Category Average       Advisors Select
12/6/00       10                 10                    10
10/01         8.152              8.099                 7.74
10/02         6.92               8.296                 6.204
10/03         8.359              9.905                 7.356
10/04         9.146              10.687                7.987
10/05         9.943              11.705                8.705

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class          Inception Date  1 Year  Life of Fund
Advisors Preferred*     12/6/2000       9.24%   -2.97%
Advisors Select*        12/6/2000       8.99%   -3.17%
Advisors Signature*     11/1/2004       8.87%   -3.28%
A                       6/28/2005       9.21%   -3.02%
A**                     6/28/2005       2.97%   -4.18%
B*                      6/28/2005       8.50%   -3.77%
B***                    6/28/2005       4.50%   -4.17%
J*                      3/1/2001        9.06%   -1.22%
J***                    3/1/2001        8.06%   -1.22%
Institutional*          3/1/2001        9.86%   -0.33%
Preferred*              12/6/2000       9.50%   -2.69%
Select*                 12/6/2000       9.39%   -2.83%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
The Fund is invested by two sub-advisors independently of each other. The Fund's investment performance is the combined investment performance of the two sub-advisors. For the entire 12-month period ending October 31, 2005, the Fund earned 8.99% compared to 8.71% for the S&P 500 Index. The following are comments from each sub-advisor regarding the portion of the Fund's portfolio they manage. Goldman Sachs Asset Management is responsible for about 70 percent of the Fund's assets and Wellington Management Company, LLP is responsible for about 30 percent. The graph and table apply to the Fund as a whole.

PORTFOLIO MANAGER
Maya K. Bittar, Jeffrey L. Kripke, Matthew E. Megargel, Michael D. Rodier (Wellington Management Company, LLP)


HOW DID THE FUND PERFORM?
The portion of the Fund Wellington sub-advises advanced 8.76% for the year ended October 31, 2005, compared to the S&P 500, which returned 8.71%.

Energy prices dominated the investment landscape throughout the year. The rising oil prices experienced in the first half of the year were exacerbated in the second half when oil futures reached all-time highs in the wake of Hurricanes Katrina and Rita. The Federal Reserve also continued its measured pace of rate hikes, raising concerns over inflation and slowing economic growth.


WHY DID THE FUND PERFORM THIS WAY?
Over the last 12 months strong stock selection was the primary driver of positive performance as we had positive selection in six of ten market sectors including Consumer Staples, Energy, Industrials and Telecommunications. Positive performance was partially offset by our underweight to Utilities and unfavorable stock selection in IT and Healthcare.

Within Consumer Staples, Pepsi was a strong contributor as the company benefited from reported earnings that were materially above consensus. Gillette and Proctor & Gamble also contributed positively to results with the market reacting favorably to P&G's acquisition of Gillette.

The Energy sector continued to be an area of strong results as well. Our overweight to Energy was a positive as was stock selection. Positive performers included ConocoPhillips, GlobalSantaFe and Halliburton.

Performance was also positive in Industrials and Telecommunications. In the Industrial area Boeing was a significant contributor as the company has benefited from a strong commercial aircraft cycle. In the Telecommunications sector Nextel's strong performance was driven by confidence surrounding its merger with Sprint.

IT was an area of notable weakness. Hewlett-Packard was added in the second quarter but eliminated in the third quarter due to disappointing performance. We were also hurt by not owning Apple as the stock continued to outperform.

Performance was also disappointing in Healthcare as much of the shortfall came from our holding in Elan as the company was forced to pull its much anticipated multiple sclerosis drug, Tysabri, from the market.

PORTFOLIO MANAGER
Melissa R. Brown, Gary Chropuvka and Robert C. Jones (Goldman Sachs Asset Management, L.P.)


HOW DID THE FUND PERFORM?
For the one-year period ending October 31, 2005, the Fund returned 9.24%, outperforming the S&P 500 Index's return of 8.71% over the same period.

Eight of the ten sectors in the S&P 500 Index were up for the period, with the Energy (+33.7%) and Utilities (+23.9%) sectors posting the largest absolute returns. The Energy sector was also by far the largest contributor (weight times performance) to Index gains.


WHY DID THE FUND PERFORM THIS WAY?
Returns to all of the six COREsm* themes were positive for the period. Valuation and Momentum were the best performing themes. Earnings Quality, Analyst Sentiment, Profitability and Management Impact also added value for the period.

Stock selection in sectors was positive overall for the period. The Fund's holdings in the Financials, Energy and Consumer Staples sectors most significantly outpaced their peers in the benchmark. On the downside, holdings in the Consumer Discretionary and Healthcare sectors were among those that most lagged their peers in the benchmark.

The CORE process seeks to add value from bottom-up stock selection rather than sector rotation strategies or market timing. With our unique, proprietary risk model, we are able to concentrate the risk we take in areas where we feel we will be compensated and avoid sources of risk that do not appear to be sources of return as well.


NOTE: COREsm is a registered service mark of Goldman, Sachs & Co.The above comments refer specifically to the Advisors Select shares of the Fund.

                        PARTNERS LARGECAP GROWTH FUND I
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                           Morningstar        Partners LargeCap
        Russell 1000      Large Growth         Growth Fund I,
        Growth Index    Category Average       Advisors Select
12/6/00    10               10                    10
10/01      7.044            6.661                 7.829
10/02      5.662            6.453                 6.312
10/03      6.897            7.791                 7.218
10/04      7.13             8.036                 7.471
10/05      7.758            8.852                 8.3

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date   1 Year  Life of Fund
Advisors Preferred*     12/6/2000       11.29%  -4.43%
Advisors Select*        12/6/2000       11.10%  -4.90%
Advisors Signature*     11/1/2004       10.93%  -5.02%
A                       6/28/2005       11.00%  -4.93%
A**                     6/28/2005       4.67%   -6.08%
B*                      6/28/2005       10.20%  -5.62%
B***                    6/28/2005       6.20%   -6.04%
J*                      3/1/2001        10.94%  -2.43%
J***                    3/1/2001        9.94%   -2.43%
Institutional*          12/6/2000       11.98%  -4.16%
Preferred*              12/6/2000       11.59%  -4.39%
Select*                 12/6/2000       11.54%  -4.55%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
Robert Sharps (T. Rowe Price Associates, Inc.)


HOW DID THE FUND PERFORM?
The Fund's 11.10% return outperformed the 8.81% gain for the Russell 1000 Growth Index and the 10.16% result for the Morningstar Large Growth Average. Stock selection was the primary driver of the Fund's good relative performance. The impact of sector weightings was also slightly positive.

Large-cap growth stocks trailed large value for the year to date and 12 months ended October 31, 2005. However, large-cap growth shares outpaced large-cap value for the past six months. Value's outperformance for the year was almost entirely due to the strong gains posted by the energy and utilities sectors, which have a larger weighting in the value Index than in the growth Index. Small- and mid-caps perpetuated their multi-year performance advantage versus large-caps over the past year.


WHY DID THE FUND PERFORM THIS WAY?
Health care was one of the Fund's best absolute contributors and good stock selection in health care services and our overweight in biotechnology stocks benefited relative results. Service providers UnitedHealth Group and WellPoint continued to generate significant absolute and relative performance contributions. Both companies benefited from favorable pricing and cost trends, and significant technology improvements.

Biotechs Genentech and Gilead Sciences were solid contributors, but pharmaceutical holding Elan (our largest relative detractor in health care and the Fund's largest absolute detractor for the period) and biotech partner Biogen Idec (our second-largest absolute detractor) were sold following reports of a serious and fatal adverse event connected to Tysabri, their Multiple Sclerosis treatment.

The Financials sector provided good absolute and relative contributions largely due to capital markets holdings Ameritrade, Franklin Resources, State Street, and Charles Schwab. Additionally, our lack of exposure to interest rate sensitive banks, thrifts, and mortgage companies benefited relative results.

The industrials and business services sector was the largest relative performance detractor. Investors appeared to be concerned about the economic slowdown, which has yet to materialize, and the potential impact on profits for this sector. Tyco, ChoicePoint, and UPS (all eliminated during the period), and Danaher were among our largest relative detractors.

Despite the recent weakness in consumer spending - driven by high gas prices, a slower housing market, and higher short-term interest rates - we remain reasonably optimistic about the prospects for the U.S. equity market. Business fundamentals remain solid, inventories are lean, and we believe any economic slowing will likely be temporary before rebounding back to typical growth levels. Interest rates are inching higher but are historically low, inflation remains reasonable, and valuations in the equity market (especially large-cap growth) are compelling. We think large-cap growth stocks can perform well in a positive market environment and remain confident in the ultimate rewards of a strategy based on finding and holding companies that offer solid earnings and cash-flow growth.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                        PARTNERS LARGECAP GROWTH FUND II
                         ROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                           Morningstar       Partners LargeCap
        Russell 1000      Large Growth       Growth Fund II,
        Growth Index    Category Average     Advisors Select
12/6/00    10               10                  10
10/01      7.044            6.661               7.472
10/02      5.662            6.453               6.167
10/03      6.897            7.791               7.218
10/04      7.13             8.036               7.622
10/05      7.758            8.852               8.108

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date   1 Year  Life of Fund
Advisors Preferred*     12/6/2000       6.76%   -5.18%
Advisors Select*        12/6/2000       6.38%   -5.36%
Advisors Signature*     11/1/2004       6.44%   -5.46%
A                       6/28/2005       6.55%   -5.30%
A**                     6/28/2005       0.47%   -6.43%
J*                      3/1/2001        6.52%   -1.49%
J***                    3/1/2001        5.52%   -1.49%
Institutional*          12/6/2000       7.31%   -4.63%
Preferred*              12/6/2000       6.97%   -4.92%
Select*                 12/6/2000       6.99%   -4.99%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.

LOGO
LOGO
PORTFOLIO MANAGER
Prescott LeGard and Gregory Woodhams (American Century Investment Services,
Inc.)


HOW DID THE FUND PERFORM?
The Fund gained 6.38% during the twelve months ended October 31, 2005. Its benchmark, the Russell 1000 Growth Index, gained 8.81%.


WHY DID THE FUND PERFORM THIS WAY?
The U.S. economy grew at a moderate rate during the fiscal year ended October 31, 2005. The annualized rate of GDP (Gross Domestic Product) growth ranged from 3.3% to 3.8%. Overcoming concerns about rising fuel and interest costs, corporate earnings for the S&P 500 through the third quarter of 2005 extended their string of double-digit growth to nine straight quarters. The Russell 1000 Growth Index, a key benchmark for larger-capitalization companies, advanced 8.81% in the fiscal year, trailing its smaller-cap counterparts, the Russell Midcap Growth and 2000 Growth indices, which gained 15.89% and 10.91%, respectively. The Russell 1000 Growth also trailed its value counterpart, the Russell 1000 Value, which advanced 11.86%.

The Fund's health care stake produced mixed results, but stock selection here ultimately was the primary drag to returns compared to the benchmark. One of the leading detractors was biopharmaceutical company Biogen Idec. Its share price declined on the unexpected withdrawal of the drug Tysabri following the deaths of two patients who were being treated for multiple sclerosis. The stock was removed from the Fund.

Disappointing results in the biotechnology industry were partially offset by effective stock selection in the pharmaceuticals and health care equipment and supplies industries. Pharmaceutical company Roche Holding was a leading contributor.

In the consumer discretionary sector, the Fund was slowed by media companies. For instance, the Fund's shares of Univision, a leading Spanish-language media company in the U.S., declined after the company lowered its earnings guidance.

The Fund's information technology stake was a source of strength in the Fund. The Internet software and services industry led the advance. Internet search provider Google was the Fund's top contributor during the period, bolstered by strong earnings.

The Fund's performance was lifted by stock selection in the materials sector. The Fund's holdings here in aggregate gained roughly 49%, far outpacing the benchmark's -0.7% return in this sector. Monsanto was a top contributor as the agricultural biotechnology company experienced increased corn seed sales in the United States and the Europe-Africa region.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                          PARTNERS LARGECAP VALUE FUND
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES


        Russell 1000         Morningstar          Partners
        Value Index          Large Value          LargeCap Value Fund,
                             Category Average     Advisors Select

12/6/00        10                   10                    10
10/01          9.025                9.52                  9.711
10/02          8.121                9.272                 8.744
10/03          9.979                11.245                10.667
10/04          11.521               12.61                 11.918
10/05          12.887               13.873                12.9

Note: Past performance is not predictive of future performance.


                          Average Annual Total Returns
                             as of October 31, 2005
   Class                Inception Date  1 Year  Life of Fund
Advisors Preferred*     12/6/2000       8.44%   7.02%
Advisors Select*        12/6/2000       8.24%   6.36%
Advisors Signature*     11/1/2004       8.02%   6.12%
A                       6/28/2005       8.43%   6.39%
A**                     6/28/2005       2.22%   5.10%
B*                      6/28/2005       7.59%   5.60%
B***                    6/28/2005       3.59%   5.27%
J*                      3/1/2001        8.25%   5.34%
J***                    3/1/2001        7.25%   5.34%
Institutional*          12/6/2000       9.14%   7.09%
Preferred*              12/6/2000       8.79%   6.87%
Select*                 12/6/2000       8.73%   6.73%

*       The share class does not collect a front-end sales charge.
**      Reflects Maximum Offering price.
***     Reflects a Contingent Deferred Sales Charge.

LOGO
LOGO
PORTFOLIO MANAGER
Marilyn G. Fedak and John Phillips (AllianceBernstein Investment Research and Management ("Bernstein"))


HOW DID THE FUND PERFORM?
For the one-year period ending October 31, 2005, the Fund returned 8.24%, underperforming its benchmark, the Russell 1000 Value Index, which rose 11.86%. The market was led by Energy stocks, as the price of oil soared during the period. Consumer Staples stocks also outperformed, while Consumer Growth stocks lagged.


WHY DID THE FUND PERFORM THIS WAY?
On the downside, several of our Financial stocks detracted from performance. Both Freddie Mac and Fannie Mae fell on further concerns about accounting issues and political efforts to control the size of their mortgage portfolios. Our analysis, however, suggests that the stocks are very attractive even in the unlikely event that they are forced to totally divest themselves of their mortgage portfolios. Just before the end of the quarter, the agencies' regulator, the Office of Federal Housing Enterprise Oversight, issued the positive statement saying that it anticipated Fannie Mae meeting its September 30 capital requirements.

Also detracting was our stock selection within the Industrial Resources sector, which trailed the market. In particular, our exposure to paper companies Smurfit-Stone Container, International Paper and Georgia-Pacific hurt returns. These firms declined as demand for paper products has been weaker than expected and anticipated price increases have not materialized. Furthermore, materials costs, such as chemicals, transportation and labor, are higher than projected. Nonetheless, paper producers, especially paper packagers, are showing discipline by keeping inventories relatively low.

Several of our Transportation holdings contributed to relative performance. Norfolk Southern, Burlington Northern Santa Fe and CSX benefited from strong revenue improvement driven by increased cargo rates and shipments of consumer goods and commodities.

Also contributing to performance were holdings within the Consumer Cyclicals sector, including Office Depot. The firm's stock price rose after management announced strong earnings due to cost-cutting measures. Moreover, Office Depot continues to benefit from the new CEO's strategic initiatives. Our Retail stocks also benefited during the period, including Federated Department Stores and Nordstrom.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                          PARTNERS MIDCAP GROWTH FUND
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                            Morningstar         Partners MidCap
        Russell Midcap      Mid-Cap Growth       Growth Fund,
         Growth Index      Category Average     Advisors Select
12/6/00     10                 10                   10
10/01       7.31               7.415                6.22
10/02       6.023              6.886                4.985
10/03       8.391              9.012                6.985
10/04       9.127              9.524                7.167
10/05       10.577             10.866               8.401

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date   1 Year  Life of Fund
Advisors Preferred*     12/6/2000       17.36%  -3.93%
Advisors Select*        12/6/2000       17.22%  -4.37%
Advisors Signature*     11/1/2004       17.05%  -4.22%
A                       6/28/2005       17.22%  -4.09%
A**                     6/28/2005       10.44%  -5.24%
B*                      6/28/2005       16.38%  -4.80%
B***                    6/28/2005       12.38%  -5.21%
J*                      3/1/2001        17.08%  0.31%
J***                    3/1/2001        16.08%  0.31%
Institutional*          3/1/2001        18.12%  1.23%
Preferred*              12/6/2000       17.86%  -3.82%
Select*                 12/6/2000       17.61%  -4.01%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.

LOGO
LOGO
PORTFOLIO MANAGER
Christopher K. McHugh, William C. McVail and Robert E. Turner (Turner Investment Partners, Inc.)


HOW DID THE FUND PERFORM?
During the one-year period ending October 31, 2005, the Fund returned 17.22%, outperforming the Fund's benchmark, the Russell Mid Cap Growth Index, which gained 15.89%.

The market gave investors inclined to wring their hands over negative economic buzz plenty of reasons to fret. A hoary Wall Street cliche is that stocks climb a wall of worry. If so, the wall of worry in the past 12 months was composed of many stones: energy prices hit record highs, Hurricanes Rita and Katrina pounded the Gulf Coast states to further impair tight energy supplies, the inflation rate accelerated, the economy slowed, consumer spending weakened, terrorist attacks were waged in London and Egypt, the budget and trade deficits swelled, and the Federal Reserve hiked short-term interest rates eight times.


WHY DID THE FUND PERFORM THIS WAY?
The Fund's performance was almost entirely due to stock selection. Six of the fund's ten sector positions outperformed their corresponding Index sectors. Providing the best relative performance were holdings in the Consumer Discretionary, Energy and Utility sectors. The Consumer Discretionary sector represented 24% of the Fund. Stocks with strong relative results included; Sirius Satellite Radio Inc., Chico's FAS Inc., Coach Inc., MGM Mirage and Scientific Games Corp. Also contributing to performance were our energy and utility stocks, a combined 9% weighting. In the energy sector Ultra Petroleum Corp and Range Resources Corp led performance for the sector, each posting triple digit returns. NII Holdings and Alamosa Holdings Inc. in the Utility sector were also strong performers for the year. These two sectors combined had a total return of 164% versus the 94% total return for those sectors in the benchmark.

The prime detractor from performance was our Healthcare position, an 18% weighting, which only gained 12% versus 23% for the Index healthcare sector. Relatively weak performing stocks included Elan Corp PLC in the pharmaceutical space, MGI Pharma Inc. in biotechnology and Coventry Health Care Inc. in the managed healthcare space. Also detracting from performance were holdings in the producer durables sector. Within producer durables, holdings primarily in the semi-conductor industry, Cymer Inc., Varian Semiconductor equipment and KLA-Tencor Corp., detracted from results.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                         PARTNERS MIDCAP GROWTH FUND I
                         GROWTH OF A $10,000 INVESTMENT
                            IN INSTITUTIONAL SHARES

                            Morningstar       Partners MidCap
        Russell Midcap    Mid-Cap Growth       Growth Fund I,
         Growth Index    Category Average      Institutional
12/29/03    10               10                    10
10/04       10.479           10.242                10.18
10/05       12.144           11.685                11.9

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date   1 Year  Life of Fund
Advisors Preferred*     6/1/2004        16.14%  10.53%
Advisors Select*        6/1/2004        15.96%  10.33%
Advisors Signature*     11/1/2004       15.91%  8.97%
A                       6/28/2005       16.03%  9.09%
A**                     6/28/2005       9.37%   5.64%
Institutional*          12/29/2003      16.90%  9.91%
Preferred*              6/1/2004        16.72%  10.99%
Select*                 6/1/2004        16.32%  10.73%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.



LOGO
LOGO
PORTFOLIO MANAGER
Adam T. Logan and John O'Toole (Mellon Equity Associates, LLP)


HOW DID THE FUND PERFORM?
For the year ending October 31, 2005, the Fund produced a total return of 16.90% and outperformed its benchmark, the Russell MidCap Growth Index which provided a return of 15.89% for the same period.

The equity markets surged in the final two months of 2004 as the political uncertainty surrounding the presidential elections subsided and the instability in Iraq lessened. As 2005 unfolded, the equity markets struggled with the headwinds of rising energy prices, interest rate increases by the Federal Reserve and the prospects of commodity price inflation. During the second half of the fiscal year, economic challenges continued as oil prices increased to $70 a barrel in August amid concern about supply disruption in the Gulf States region following Hurricane Katrina. The equity markets advanced, however, as investors demonstrated considerable resilience as a number of favorable earnings results were announced and merger and acquisition activity accelerated.


WHY DID THE FUND PERFORM THIS WAY?
Our stock selection among technology-based, health care, and energy related stocks was especially rewarding. The Portfolio also benefited from a positive exposure to stocks exhibiting positive price momentum - stocks that showed consistent upward price movement as opposed to more volatile price patterns. For example, the Fund owned communications equipment manufacturer Harris Corporation, which showed strong year-over-year earnings growth. Among our health care related holdings, medical insurance providers PacifiCare Health Systems and Coventry Health Care also provided strong results. Both of these firms continued to experience a strong pricing environment for their medical services. The Fund also benefited from PacifiCare being the target of a takeover offer from UnitedHealth Group. Pharmaceutical benefits manager Express Scripts also contributed positively to relative performance. Among our energy related stocks, the Fund had good stock selection among oil services companies and oil refining companies such as Sunoco. The entire energy sector has benefited from the rising price for oil and petroleum products experienced over the past year.

The Fund is managed with an approach that involves the identification of those investor preferences that are rewarded in a given market environment. To capture market themes among equities, we use a blend of fundamentally based attributes to identify good stocks. In addition, the Fund is managed with a commitment to broad diversification across economic sectors.


NOTE: The above comments refer specifically to the Institutional shares of the Fund.

                           PARTNERS MIDCAP VALUE FUND
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                            Morningstar         Partners MidCap
        Russell MidCap      MidCap Value           Value Fund,
         Value Index      Category Average      Advisors Select
12/6/00    10                 10                   10
10/01      9.993              10.228               8.749
10/02      9.695              8.354                8.627
10/03      12.939             10.765               11.036
10/04      15.492             12.378               12.836
10/05      18.514             14.047               14.799

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date   1 Year  Life of Fund
Advisors Preferred*     12/6/2000       15.44%  10.18%
Advisors Select*        12/6/2000       15.29%  9.72%
Advisors Signature*     11/1/2004       15.18%  9.57%
A                       6/28/2005       15.31%  9.70%
A**                     6/28/2005       8.67%   8.40%
B*                      6/28/2005       14.51%  8.90%
B***                    6/28/2005       10.51%  8.61%
J*                      3/1/2001        15.19%  9.74%
J***                    3/1/2001        14.19%  9.74%
Institutional*          12/6/2000       16.18%  10.53%
Preferred*              12/6/2000       15.83%  10.25%
Select*                 12/6/2000       15.67%  10.11%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.

LOGO
LOGO
PORTFOLIO MANAGER
S. Basu Mullick (Neuberger Berman Management, Inc.)


HOW DID THE FUND PERFORM?
For the one-year period ending October 31, 2005, the Fund had a total return of 15.29%, underperforming the 19.51% gain of the Russell Midcap Value Index
(RMCV).

The RMCV was the best-performing broad-based domestic equity Index over this time period. Value's outperformance of growth was evident among all market-capitalization segments. Based strictly on size, the Russell Index representing mid-cap stocks handily outperformed the Russell small-cap Index, which outperformed the large-cap Index.


WHY DID THE FUND PERFORM THIS WAY?
The Fund's solid one-year return was driven by the performance of portfolio holdings within Health Care and Energy. Holdings within Financials, Consumer Discretionary, Information Technology and Industrials also made positive contributions to total return. The Fund's Consumer Staples holdings detracted slightly from total return. We had no exposure to Telecommunications Services over the period.

On a relative basis, the Fund underperformed the RMCV due largely to stock selection within Consumer Discretionary and Financials. An auto parts & equipment company, a specialty and a discount retailer and a homebuilder inhibited the overall return of the Consumer Discretionary sector. Several regional banks and insurance companies detracted from the return of the Financials sector. On the other hand, the robust performance of our selection of Health Care holdings boosted return relative to the RMCV. Our overweight allocation to this sector, as well as to the Energy sector (the RMCV's best performing sector over the period), also benefited the Fund's relative performance.

In the second calendar quarter of 2005, Basu Mullick became the portfolio manager of the Fund. The portfolio overall remains very similar to the way it was under previous management. We have, however, made some adjustments to the portfolio. For example, we have selectively added to the Energy sector, which has served us well. We have also bought some companies within Materials and Utilities, two sectors to which the portfolio previously had no exposure. We sold some holdings within Financials, as banks have been hurt by the flat yield curve, and loan growth has not made up for narrow spreads. We have also trimmed within the Consumer Discretionary sector, particularly autos, but remain overweight against the benchmark. We have fully transitioned the portfolio from prior management and are excited about our performance prospects.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                        PARTNERS SMALLCAP GROWTH FUND II
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

        Russell 2000        Morningstar        Partners SmallCap
        Growth Index        Small Growth       Growth Fund II,
                            Category Average   Advisors Select

12/6/00       10                   10                 10
10/01         8.369                8.626              6.681
10/02         6.564                9.153              6.06
10/03         9.62                 12.858             8.212
10/04         10.152               13.47              8.41
10/05         11.26                15.062             9.408


                          Average Annual Total Returns
                             as of October 31, 2005
Class                   Inception Date  1 Year  Life of Fund
Advisors Preferred*     12/6/2000       12.07%  -3.48%
Advisors Select*        12/6/2000       11.87%  -3.82%
Advisors Signature*     11/1/2004       11.84%  -3.83%
A                       6/28/2005       11.65%  -3.92%
A**                     6/28/2005       5.27%   -5.08%
B*                      6/28/2005       10.86%  -4.63%
B***                    6/28/2005       6.86%   -5.04%
J*                      3/1/2001        11.63%  1.77%
J***                    3/1/2001        10.63%  1.77%
Institutional*          12/6/2000       12.73%  -3.00%
Preferred*              12/6/2000       12.46%  -3.22%
Select*                 12/6/2000       12.15%  -3.40%

*       The share class does not collect a front-end sales charge.
**      Reflects Maximum Offering price.
***     Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
The Fund is invested by two sub-advisors independently of each other. The Fund's investment performance is the combined investment performance of the two sub-advisors. For the entire 12-month period ending October 31, 2005, the Fund earned 11.87% compared to 10.91% for the Russell 2000 Growth Index. The following are comments from each sub-advisor regarding the portion of the Fund's portfolio they manage. UBS Global Asset Management (Americas), Inc. is responsible for about 65% percent of the Fund's assets and Emerald Advisers, Inc. is responsible for about 35% percent. The graph and table apply to the Fund as a whole.

PORTFOLIO MANAGER

Paul A. Graham, Jr. and David N. Wabnik (UBS Global Asset Management (Americas), Inc.)

HOW DID THE FUND PERFORM?
For the year ending October 31, 2005, The UBS portion of the Fund has outperformed the Russell 2000 Growth Index by 2.17%, returning 11.97% versus 10.91% for the Index.


WHY DID THE FUND PERFORM THIS WAY?
During the period, the UBS portion of the Fund had a large positive contribution from industry allocation while stock selection was a slight detractor from performance.

Specifically, during the year we were rewarded for maintaining overweights to Construction & Real Property, Medical Services and Energy Reserves. We have maintained overweights to Home Builders and Energy companies for most of the year as sustained low interest rates and high energy prices have created a cyclical opportunity to own these companies. However, as we are fearful that rates will continue to rise and as Energy prices begin to soften we have reduced these overweights in keeping with prudent portfolio construction.

During the period, underweights to Biotechnology and the Internet, as well as an overweight Semiconductors detracted from performance. While we are not biased against these sectors from a structural perspective, we have found that many of the larger cap internet names display a significant competitive advantage which makes it difficult for us to invest in the space. On the other hand, many of the most compelling semiconductor opportunities exist among smaller companies. However, our names did not keep up with the market during the period.

From a stock selection perspective some of the largest absolute contributors to performance were in the specialty retail space where Chico's and Electronics Boutique performed well while Aeropostale and Petco detracted from performance.

PORTFOLIO MANAGER

KENNETH MERTZ II AND STACEY SEARS (EMERALD ADVISERS, INC.)

HOW DID THE FUND PERFORM?
The Emerald portion of the Fund outperformed the benchmark Russell 2000 Growth Index for the period from November 1, 2004 through October 31, 2005, returning 12.83% compared to the Index return of 10.91%.


WHY DID THE FUND PERFORM THIS WAY?
A majority of the Emerald portion of the Fund's relative outperformance can be attributed to superior stock selection in eight of the nine major economic sectors. Individual issues within the Consumer Staples and Autos and Transportation sectors were the greatest contributors to relative performance. Specifically, Energy drink-maker Hansen Natural Corp. and niche companies NutriSystems, Inc., Hibbett Sporting Goods, Inc. ResMed, Inc. and Visx, Inc. were the big winners due to solid fundamentals and earnings growth.

Of all the uncertainties that depressed growth stocks in 2004, two dissipated (economic growth and election outcome). However, uncertainty still reigned as interest rates and crude and natural gas process climbed, fiscal spending increased and the war in Iraq continued. Emerald remained committed to its fundamental, bottom-up research-driven process. Therefore, stock-picking rather than sector bets drove absolute and relative performance.

Our investment team continues to focus on finding an abundance of unique growth opportunities.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                           PREFERRED SECURITIES FUND
                         GROWTH OF A $10,000 INVESTMENT
                            IN INSTITUTIONAL SHARES

        Lehman Brothers       Morningstar
        Aggregate Bond    Intermediate-Term Bond   Preferred Securities Fund,
             Index          Category Average             Institutional
5/1/02       10                 10                           10
10/02        10.59              10.392                       10.3
10/03        11.11              11.025                       11.314
10/04        11.724             11.571                       11.916
10/05        11.856             11.67                        12.163

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class        Inception Date   1 Year  Life of Fund
Advisors Preferred*     6/1/2004        1.49%   4.40%
Advisors Select*        6/1/2004        1.25%   4.15%
Advisors Signature*     11/1/2004       1.13%   4.81%
A                       6/28/2005       1.55%   5.14%
A**                     6/28/2005       -3.31%  3.69%
J*                      12/29/2003      1.27%   1.72%
J***                    12/29/2003      0.34%   1.72%
Institutional*          5/1/2002        2.07%   5.75%
Preferred*              6/1/2004        1.84%   4.72%
Select*                 6/1/2004        1.65%   4.58%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.


LOGO
LOGO
PORTFOLIO MANAGER
L. Phillip Jacoby and Bernard Sussman (Spectrum Asset Management, Inc.)


HOW DID THE FUND PERFORM?
The Fund outperformed the Lehman Aggregate Index over the 12 months ending October 31, 2005, returning 2.07% compared to 1.13% for the Index. The Fund's performance was due mainly to strong results from the capital securities sector.


WHY DID THE FUND PERFORM THIS WAY?
Much of the underperformance of the last 12 months occurred in March, which proved to be the third worst month since the inception of the Merrill Hybrid Preferred Index in 1997. Retail investors pulled away from the market in March, as concern mounted again over the future pace and degree of Federal Reserve
(Fed) tightening and what it might mean for the fixed-income markets.

The price differences on long-dated bullet capital securities did not change significantly over the last 12 months, as a number of bellwether issues were done by large U.S. banks including Bank of America and JP Morgan. In the premium callable sector, however, price differences on a yield-to-call basis tightened by about 75 basis points. This paper is now clearly trading off the short end of the U.S. Treasury curve as the market now deems a call at the earliest available date to be more of a certainty.

New issue volume for the preferred market was about $33 billion for the 12 month period, a brisk pace by historical standards but one that is likely to continue. About 60% of the issuance was in the capital securities sector with the balance in $25 pars. The largest new issue during the period was a $1.5 billion capital security issue by Rabo Bank. HSBC did the largest new $25 preferred issue ($1.45 billion). Redemptions occurred steadily throughout the period, especially in the retail sector, although the dollar volume of calls was below the level of issuance so the market experienced steady growth.


NOTE: The above comments refer specifically to the Institutional shares of the Fund.

PRINCIPAL LIFETIME 2010 FUND
GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

        40% S&P 500/                             Lehman Brothers        Morningstar           Principal LifeTime
     60% Lehman Brothers    Standard & Poor's     Aggregate Bond   Conservative Allocation         2010 Fund,
     Aggregate Bond Index    500 Stock Index           Index          Category Average          Advisors Select
3/1/01       10                  10                    10                 10                          10
10/01        9.893               8.612                 10.794             9.843                       9.82
10/02        9.649               7.311                 11.43              9.57                        9.429
10/03        10.74               8.832                 11.991             10.576                      10.768
10/04        11.508              9.663                 12.654             11.214                      11.856
10/05        11.995              10.505                12.797             11.638                      12.68

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class        Inception Date    1 Year  Life of Fund
Advisors Preferred*     3/1/2001        7.23%   5.41%
Advisors Select*        3/1/2001        6.95%   5.22%
Advisors Signature*     11/1/2004       6.81%   5.08%
A                       6/28/2005       6.60%   4.79%
A**                     6/28/2005       0.45%   3.47%
J*                      6/15/2001       7.20%   5.48%
J***                    6/15/2001       6.20%   5.48%
Institutional*          3/1/2001        7.78%   6.01%
Preferred*              3/1/2001        7.51%   5.72%
Select*                 3/1/2001        7.41%   5.60%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund outperformed the 40% S&P 500/60% Lehman Aggregate Index for the year due to the Fund's overweighted equity position and security specific outperformance. For the one-year period ended October 31, 2005, the Fund returned 6.95% compared to 4.23% for the Index.


WHY DID THE FUND PERFORM THIS WAY?32


Individual security selection was generally positive throughout the period. The overweighted position in equities throughout the year provided mixed results, but within small cap and international, exposure was positive for the Fund. The fixed-income portion of the Fund added overall value due to security-specific outperformance. The fixed-income market continued to provide positive single-digit returns for the year even as short-term interest rates began to rise.

The equity market continued to advance during the year ended October 31, as improved corporate earnings and overall economic advancement supported the markets. Investor confidence was mixed during the year, and inflationary pressures were a concern especially in terms of energy prices. Corporate earnings were generally positive with growth coming on top of positive returns in the prior year. International equity markets followed the lead of the domestic equity market during the period.

The fixed-income markets were up during the year, even though the Federal Reserve (Fed) raised short-term interest rates. Yields declined in longer-maturity bonds as short-term rates increased, causing the interest rate yield curve to flatten. Based on the expanding economic environment, which provided support for corporate expansion, the Fed moved to tighten interest rates.

The Fund maintains a diversified position with investments in domestic equities, non-U.S. equities and domestic fixed-income securities.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                          PRINCIPAL LIFETIME 2020 FUND
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

        50% S&P 500/                            Lehman Brothers        Morningstar        Principal LifeTime
     50% Lehman Brothers   Standard & Poor's     Aggregate Bond    Moderate Allocation        2020 Fund,
    Aggregate Bond Index    500 Stock Index          Index           Category Average       Advisors Select
3/1/01     10                    10                  10                  10                     10
10/01      9.674                 8.612               10.794              9.314                  9.68
10/02      9.232                 7.311               11.43               8.552                  9.157
10/03      10.424                8.832               11.991              9.909                  10.642
10/04      11.21                 9.663               12.654              10.641                 11.713
10/05      11.769                10.505              12.797              11.451                 12.811

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class        Inception Date   1 Year  Life of Fund
Advisors Preferred*     3/1/2001        9.55%   5.65%
Advisors Select*        3/1/2001        9.37%   5.45%
Advisors Signature*     11/1/2004       9.31%   5.32%
A                       6/28/2005       8.93%   4.91%
A**                     6/28/2005       2.67%   3.59%
B*                      6/28/2005       8.04%   4.11%
B***                    6/28/2005       4.04%   3.74%
J*                      6/15/2001       9.52%   5.77%
J***                    6/15/2001       8.52%   5.77%
Institutional*          3/1/2001        10.20%  6.23%
Preferred*              3/1/2001        9.92%   5.96%
Select*                 3/1/2001        9.75%   5.82%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund outperformed the 50% S&P 500/50% Lehman Aggregate Index for the year due to the Fund's overweighted equity position and security specific outperformance. For the one-year period ended October 31, 2005, the Fund returned 9.37% compared to 4.99% for the Index.


WHY DID THE FUND PERFORM THIS WAY?
Individual security selection was generally positive throughout the period. The overweighted position in equities throughout the year provided mixed results, but within small cap and international, exposure was positive for the Fund. The fixed-income portion of the Fund added overall value due to security specific outperformance. The fixed-income market continued to provide positive single-digit returns for the year even as short-term interest rates began to rise.

The equity market continued to advance during the year ended October 31, as improved corporate earnings and overall economic advancement supported the markets. Investor confidence was mixed during the year, as inflationary pressures were a concern especially in terms of energy prices. Corporate earnings were generally positive with growth coming on top of positive returns in the prior year. International equity markets followed the lead of the domestic equity market during the period.

The fixed-income markets were up during the year, even though the Federal Reserve (Fed) raised short-term interest rates. Yields declined in longer-maturity bonds as short-term rates increased, causing the interest rate yield curve to flatten. Based on the expanding economic environment, which provided support for corporate expansion, the Fed moved to tighten interest rates.

The Fund maintains a diversified position with investments in domestic equities, non-U.S. equities and domestic fixed-income securities.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                          PRINCIPAL LIFETIME 2030 FUND
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

        60% S&P 500/                             Lehman Brothers      Morningstar            Principal LifeTime
    40% Lehman Brothers    Standard & Poor's     Aggregate Bond     Moderate Allocation           2030 Fund,
   Aggregate Bond Index     500 Stock Index          Index           Category Average           Advisors Select
3/1/01     10                    10                  10                  10                        10
10/01      9.458                 8.612               10.794              9.314                     9.48
10/02      8.826                 7.311               11.43               8.552                     8.792
10/03      10.106                8.832               11.991              9.909                     10.304
10/04      10.906                9.663               12.654              10.641                    11.351
10/05      11.532                10.505              12.797              11.451                    12.534

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date   1 Year  Life of Fund
Advisors Preferred*     3/1/2001        10.59%  5.17%
Advisors Select*        3/1/2001        10.42%  4.96%
Advisors Signature*     11/1/2004       10.38%  4.84%
A                       6/28/2005       9.91%   4.42%
A**                     6/28/2005       3.60%   3.10%
B*                      6/28/2005       9.10%   3.64%
B***                    6/28/2005       5.10%   3.26%
J*                      6/15/2001       10.57%  5.26%
J***                    6/15/2001       9.57%   5.26%
Institutional*          3/1/2001        11.29%  5.75%
Preferred*              3/1/2001        10.98%  5.48%
Select*                 3/1/2001        10.86%  5.75%^

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.
^ During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown is greater than it would have been without the redemption.


LOGO
LOGO
PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund outperformed the 60% S&P 500/40% Lehman Aggregate Index for the year due to the overweighted equity position and security specific outperformance. For the one-year period ended October 31, 2005, the Fund returned 10.42% compared to 5.74% for the Index.


WHY DID THE FUND PERFORM THIS WAY?
Individual security selection was generally positive throughout the period. The overweighted position in equities throughout the year provided mixed results, but within small cap and international, exposure was positive for the Fund. The fixed-income portion of the Fund added overall value due to security specific outperformance. The fixed-income market continued to provide positive single-digit returns for the year even as short-term interest rates began to rise.

The equity market continued to advance during the year ended October 31, as improved corporate earnings and overall economic advancement supported the markets. Investor confidence was mixed during the year, as inflationary pressures were a concern especially in terms of energy prices. Corporate earnings were generally positive with growth coming on top of positive returns in the prior year. International equity markets followed the lead of the domestic equity market during the period.

The fixed-income markets were up during the year, even though the Federal Reserve (Fed) raised short-term interest rates. Yields declined in longer-maturity bonds as short-term rates increased, causing the interest rate yield curve to flatten. Based on the expanding economic environment, which provided support for corporate expansion, the Fed moved to tighten interest rates.

The Fund maintains a diversified position with investments in domestic equities, non-U.S. equities and domestic fixed-income securities.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                          PRINCIPAL LIFETIME 2040 FUND
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

        70% S&P 500/                              Lehman Brothers        Morningstar         Principal LifeTime
     30% Lehman Brothers    Standard & Poor's     Aggregate Bond     Moderate Allocation         2040 Fund,
    Aggregate Bond Index     500 Stock Index           Index           Category Average        Advisors Select
3/1/01     10                    10                    10                 10                      10
10/01      9.245                 8.612                 10.794             9.314                   9.53
10/02      8.432                 7.311                 11.43              8.552                   8.697
10/03      9.788                 8.832                 11.991             9.909                   10.284
10/04      10.6                  9.663                 12.654             10.641                  11.318
10/05      11.288                10.505                12.797             11.451                  12.592

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class        Inception Date    1 Year  Life of Fund
Advisors Preferred*     3/1/2001        11.46%  5.22%
Advisors Select*        3/1/2001        11.26%  5.06%
Advisors Signature*     11/1/2004       11.03%  4.87%
A                       6/28/2005       10.64%  4.47%
A**                     6/28/2005       4.29%   3.15%
B*                      6/28/2005       9.91%   3.71%
B***                    6/28/2005       5.91%   3.33%
J*                      6/15/2001       11.25%  5.22%
J***                    6/15/2001       10.25%  5.22%
Institutional*          3/1/2001        12.11%  5.82%
Preferred*              3/1/2001        11.93%  5.57%
Select*                 3/1/2001        11.67%  5.39%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund outperformed the 70% S&P 500/30% Lehman Aggregate Index for the year due to the overweighted equity position and security specific outperformance. For the one-year period ended October 31, 2005, the Fund returned 11.26% compared to 6.49% for the Index.


WHY DID THE FUND PERFORM THIS WAY?
Individual security selection was generally positive throughout the period. The overweighted position in equities throughout the year provided mixed results, but within small cap and international, exposure was a positive for the Fund. The fixed-income portion of the Fund added overall value due to security-specific outperformance. The fixed-income market continued to provide positive single-digit returns for the year even as short-term interest rates began to rise.

The equity market continued to advance during the year ended October 31, as improved corporate earnings and overall economic advancement supported the markets. Investor confidence was mixed during the year, as inflationary pressures were a concern especially in terms of energy prices. Corporate earnings were generally positive with growth coming on top of positive returns in the prior year. International equity markets followed the lead of the domestic equity market during the period.

The fixed-income markets were up during the year, even though the Federal Reserve (Fed) raised short-term interest rates. Yields declined in longer-maturity bonds as short-term rates increased, causing the interest rate yield curve to flatten. Based on the expanding economic environment, which provided support for corporate expansion, the Fed moved to tighten interest rates.

The Fund maintains a diversified position with investments in domestic equities, non-U.S. equities and domestic fixed-income securities.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                          PRINCIPAL LIFETIME 2050 FUND
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

        80% S&P 500/                              Lehman Brothers     Morningstar       Prinicpal LifeTime
    20% Lehman Brothers     Standard & Poor's     Aggregate Bond      Large Blend            2050 Fund,
    Aggregate Bond Index     500 Stock Index          Index         Category Average      Advisors Select
3/1/01     10                     10                  10                10                   10
10/01      9.034                  8.612               10.794            8.521                9.19
10/02      8.049                  7.311               11.43             8.728                8.175
10/03      9.47                   8.832               11.991            10.421               9.773
10/04      10.292                 9.663               12.654            11.243               10.749
10/05      11.037                 10.505              12.797            12.314               12.058

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date    1 Year  Life of Fund
Advisors Preferred*     3/1/2001        12.37%  4.27%
Advisors Select*        3/1/2001        12.18%  4.09%
Advisors Signature*     11/1/2004       12.03%  3.90%
A                       6/28/2005       11.49%  3.39%
A**                     6/28/2005       5.08%   2.09%
J*                      6/15/2001       11.72%  4.02%
J***                    6/15/2001       10.72%  4.02%
Institutional*          3/1/2001        13.07%  4.83%
Preferred*              3/1/2001        12.67%  4.58%
Select*                 3/1/2001        12.57%  4.46%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.


LOGO
LOGO
PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund outperformed the 80% S&P 500/20% Lehman Aggregate Index for the year due to the overweighted equity position and security specific outperformance. For the one-year period ended October 31, 2005, the Fund returned 12.18% compared to 7.24% for the Index.


WHY DID THE FUND PERFORM THIS WAY?
Individual security selection was generally positive throughout the period. The overweighted position in equities throughout the year provided mixed results, but within small cap and international, exposure was a positive for the Fund. The fixed-income portion of the Fund added overall value due to security-specific outperformance. The fixed-income market continued to provide positive single-digit returns for the year even as short-term interest rates began to rise.

The equity market continued to advance during the year ended October 31, as improved corporate earnings and overall economic advancement supported the markets. Investor confidence was mixed during the year, as inflationary pressures were a concern especially in terms of energy prices. Corporate earnings were generally positive with growth coming on top of positive returns in the prior year. International equity markets followed the lead of the domestic equity market during the period.

The fixed-income markets were up during the year, even though the Federal Reserve (Fed) raised short-term interest rates. Yields declined in longer-maturity bonds as short-term rates increased, causing the interest rate yield curve to flatten. Based on the expanding economic environment, which provided support for corporate expansion, the Fed moved to tighten interest rates.

The Fund maintains a diversified position with investments in domestic equities, non-U.S. equities and domestic fixed-income securities.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                    PRINCIPAL LIFETIME STRATEGIC INCOME FUND
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

        20% S&P 500/                               Lehman Brothers         Morningstar            Principal LifeTime
      80% Lehman Brothers    Standard & Poor's     Aggregate Bond     Conservative Allocation    Strategic Income Fund,
     Aggregate Bond Index     500 Stock Index           Index             Category Average           Advisors Select
3/1/01      10                    10                    10                   10                         10
10/01       10.338                8.612                 10.794               9.843                      9.98
10/02       10.517                7.311                 11.43                9.57                       9.769
10/03       11.37                 8.832                 11.991               10.576                     10.905
10/04       12.092                9.663                 12.654               11.214                     12.021
10/05       12.417                10.505                12.797               11.638                     12.617

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class         Inception Date  1 Year  Life of Fund
Advisors Preferred*     3/1/2001        5.24%   5.27%
Advisors Select*        3/1/2001        4.96%   5.11%
Advisors Signature*     11/1/2004       4.92%   4.95%
A                       6/28/2005       4.54%   4.63%
A**                     6/28/2005       -0.38%  3.54%
J*                      6/15/2001       5.13%   5.16%
J***                    6/15/2001       4.13%   5.16%
Institutional*          3/1/2001        5.79%   5.87%
Preferred*              3/1/2001        5.60%   5.63%
Select*                 3/1/2001        5.43%   5.46%

*    The share class does not collect a front-end sales charge.
**   Reflects Maximum Offering price.
***  Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
Dirk Laschanzky (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund outperformed the 20% S&P 500/80% Lehman Aggregate Index for the year due to the overweighted equity position and security specific outperformance. For the one-year period ended October 31, 2005, the Fund returned 4.96% compared to 2.69% for the Index.


WHY DID THE FUND PERFORM THIS WAY?
Individual security selection was generally positive throughout the period. The overweighted position in equities throughout the year provided mixed results, but within small cap and international, exposure was a positive for the Fund. The fixed-income portion of the Fund added overall value due to security-specific outperformance. The fixed-income market continued to provide positive single-digit returns for the year even as short-term interest rates began to rise.

The equity market continued to advance during the year ended October 31, as improved corporate earnings and overall economic advancement supported the markets. Investor confidence was mixed during the year, as inflationary pressures were a concern, especially in terms of energy prices. Corporate earnings were generally positive with growth coming on top of positive returns in the prior year. International equity markets followed the lead of the domestic equity market during the period.

The fixed-income markets were up during the year, even though the Federal Reserve (Fed) raised short-term interest rates. Yields declined in longer-maturity bonds as short-term rates increased, causing the interest rate yield curve to flatten. Based on the expanding economic environment, which provided support for corporate expansion, the Fed moved to tighten interest rates.

The Fund maintains a diversified position with investments in domestic equities, non-U.S. equities and domestic fixed-income securities.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                          REAL ESTATE SECURITIES FUND
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

        Morgan Stanley        Morningstar            Real Estate
        REIT Index            Specialty-Real Estate  Securities Fund,
                              Category Average       Advisors Select

12/6/00       10                     10                     10
10/01         11.13                  10.758                 10.039
10/02         11.875                 8.76                   10.938
10/03         15.905                 11.746                 14.589
10/04         20.597                 15.148                 18.996
10/05         24.23                  17.79                  22.719


Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
    Class              Inception Date   1 Year  Life of Fund
Advisors Preferred*     12/6/2000       19.77%  19.40%
Advisors Select*        12/6/2000       19.60%  19.05%
Advisors Signature*     11/1/2004       19.42%  19.04%
A                       6/28/2005       19.60%  19.23%
A**                     6/28/2005       12.70%  17.78%
B*                      6/28/2005       18.70%  18.39%
B***                    6/28/2005       14.70%  18.18%
J*                      3/1/2001        19.47%  19.90%
J***                    3/1/2001        18.47%  19.90%
Institutional*          3/1/2001        20.41%  21.05%
Preferred*              12/6/2000       20.13%  19.59%
Select*                 12/6/2000       20.01%  19.48%

*       The share class does not collect a front-end sales charge.
**      Reflects Maximum Offering price.
***     Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
Kelly D. Rush (Principal Real Estate Investors, LLC)


HOW DID THE FUND PERFORM?
Real estate stocks delivered impressive returns over the 12-month period ended October 31, 2005. The Fund returned 19.60%, outperforming the MSCI U.S. REIT Index (formerly the Morgan Stanley REIT Index) which returned 17.64%.


WHY DID THE FUND PERFORM THIS WAY?
With interest rates near historic lows, investors have sought alternatives for their fixed-income allocations. Real estate has been a popular alternative. Real estate investors have used low-cost debt to fund purchases and have looked past existing, weak real estate conditions to bid up asset prices. In addition, steady economic and employment growth have fostered improved leasing conditions for almost all property sectors. These trends have served as a tailwind for higher prices in both the public and private real estate markets.

The Fund's outperformance was due to favorable stock selection and allocation among different property types.

Security selection involving office and industrial owners had the greatest positive impact on the Fund's returns. Select U.S. office markets have begun to recover after four years of very weak conditions. The Fund focuses on these markets and the companies that own buildings there, rather than companies with broader U.S. exposure. The Fund was overweighted in SL Green Realty, which owns mid-town Manhattan office buildings. The Manhattan office market has outperformed the U.S. averages, and SL Green's stock price outperformed with a 12-month total return of 28.6%.

In contrast, the Fund benefited from its underweighting in Equity Office Properties, a large owner of office buildings across the United States. Although the company's stock returned 16.8% over the past 12 months, it lagged both the Index and its peer office companies.

The Fund was underweighted in owners of net lease and health care facilities, which contributed positively to performance. As a recovery in industry wide cash flows became evident, investors found favor in property sectors likely to experience more robust near-term earnings growth.

Hotel owners have benefited from an improving economy, hotel occupancies and an increase in room rates. The Fund was overweighted in two hotel companies that delivered well above-average returns: Starwood Hotels (+24.2%) and LaSalle Hotel Properties (+27.3%). These companies delivered sector-leading performance and contributed materially to the Fund's outperformance.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                              SHORT-TERM BOND FUND
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

          Lehman Brothers        Morningstar               Short-Term Bond Fund,
          Mutual Fund 1-5       Short-Term Bond              Advisors Select
         Gov't/Credit Index     Category Average

12/6/00          10                   10                           10
10/01            11.129               10.97                        10.844
10/02            11.763               8.275                        11.247
10/03            12.241               8.512                        11.556
10/04            12.602               8.697                        11.695
10/05            12.639               8.765                        11.743


Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
Class                Inception Date     1 Year  Life of Fund
Advisors Preferred*     12/6/2000       0.58%   3.90%
Advisors Select*        12/6/2000       0.41%   3.56%
Advisors Signature*     11/1/2004       0.28%   3.58%
A                       6/28/2005       0.68%   3.92%
A**                     6/28/2005       -0.86%  3.60%
J*                      3/1/2001        0.39%   2.91%
J***                    3/1/2001        -0.58%  2.91%
Institutional*          3/1/2001        1.16%   3.80%
Preferred*              12/6/2000       0.90%   4.09%
Select*                 12/6/2000       0.89%   3.84%

*       The share class does not collect a front-end sales charge.
**      Reflects Maximum Offering price.
***     Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
Zeid Ayer, Craig Dawson and Martin J. Schafer (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund outperformed the Lehman Mutual Fund 1-5 year Government/Credit Index for the one-year period ended October 31, 2005. The Fund returned 0.41% vs. 0.29% for the Index.


WHY DID THE FUND PERFORM THIS WAY?
During the year, U.S. economic growth remained reasonable and inflation concerns were modest. These factors contributed to increasing interest rates during the period. Rates were somewhat volatile, reflecting the market's changing expectations about economic growth, inflation and the Federal Reserve's (Fed's) monetary policy. In addition, the devastation in the Gulf Coast region from Hurricanes Katrina and Rita drove energy prices sharply higher and brought expectations for slowing growth. Once it became clear the economy would remain healthy, the focus shifted to inflation and continued Fed intervention.

Despite market volatility, the Fed steadily withdrew its accommodative monetary policy by raising the Fed Funds target rate eight times, from 1.75% to 3.75%. Along with continued economic growth, this intervention contributed to a greater increase in short-term rates compared to long-term rates. Two-year U.S. Treasury rates rose from 2.55% to 4.37%, while 10-year U.S. Treasury rates increased from 4.02% to 4.55%.

The Fund's duration was shorter than the Index, which drove performance during the period. The two-year U.S. Treasury rate rose 1.82% over this time. Duration is a measure of bond price sensitivity to changes in interest rates. Performance was also enhanced by allocations to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Short maturity corporate bonds outperformed similar maturity Treasuries, which benefited the Fund. The Fund was positioned to take advantage of rising short-term interest rates with an increased allocation to floating rate debt which performed well during the period. The Fund also benefited from an underweighted position to U.S. Treasuries as this was one of the worst performing sectors during the period.

An underweighted allocation to agencies (securities issued by U.S. government agencies) slightly constrained performance.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                              SMALLCAP BLEND FUND
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

                        Morningstar
        S&P SmallCap    Small Blend       Partners SmallCap Blend Fund,
         600 Index    Category Average          Advisors Select
12/30/02    10            10                        10
10/03       10.559        13.464                    13.54
10/04       12.33         15.283                    15.651
10/05       14.214        17.38                     17.488

Note: Past performance is not predictive of future performance.

        Average Annual Total Returns
        as of October 31, 2005
        Class         Inception Date   1 Year  Life of Fund
Advisors Preferred*     12/30/2002      11.98%  22.05%
Advisors Select*        12/30/2002      11.74%  21.79%
Advisors Signature*     11/1/2004       11.62%  21.64%
Institutional*          12/30/2002      12.59%  22.71%
Preferred*              12/30/2002      12.28%  22.39%
Select*                 12/30/2002      12.16%  22.26%

*    The share class does not collect a front-end sales charge.



LOGO
LOGO
PORTFOLIO MANAGER
Todd Sanders (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
During the fiscal year ended October 31, 2005, the Fund returned 16.50%, outperforming the Russell 2000 Index, which gained 12.08%.


WHY DID THE FUND PERFORM THIS WAY?
The majority of the Fund's performance stems from stock selection. Accordingly, the source of performance over time is fairly broad-based across the ten economic sectors. Stock selection from eight of the ten sectors contributed positively to Fund performance. Companies such as Frontier Oil, KB Home, Tesoro, Cleveland-Cliffs, and USG were all strong contributors to the Fund's performance.

The Fund's investment process is focused on identifying companies with improving and sustainable business fundamentals that trade at a discount to their potential valuation and have market confirmation of these characteristics. The portfolio management team utilizes time-tested, systematic stock selection strategies to identify small-cap stocks with these characteristics. The Fund is risk-controlled using these stocks to maximize its return potential.


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                              SMALLCAP VALUE FUND
                         GROWTH OF A $10,000 INVESTMENT
                           IN ADVISORS SELECT SHARES

        Russell 2000         Morningstar Small          SmallCap Value Fund,
        Value Index       Value Category Average          Advisors Select

12/6/00       10                      10                        10
10/01         11.101                  11.355                    9.8241
10/02         10.82                   9.38                      10.207
10/03         15.179                  12.906                    14.261
10/04         17.91                   15.047                    16.109
10/05         20.245                  17.109                    18.817


SmallCap Value Fund, Advisors Select
Morningstar Small Value Category Average
Russell 2000 Value Index

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
        Class          Inception Date   1 Year  Life of Fund
Advisors Preferred*     12/6/2000       16.98%  15.45%
Advisors Select*        12/6/2000       16.81%  15.25%
Advisors Signature*     11/1/2004       16.61%  15.09%
A                       6/28/2005       16.55%  15.02%
A**                     6/28/2005       9.85%   13.64%
B*                      6/28/2005       16.38%  14.31%
B***                    6/28/2005       12.38%  14.06%
J*                      3/1/2001        16.63%  14.50%
J***                    3/1/2001        15.63%  14.50%
Institutional*          3/1/2001        17.61%  15.57%
Preferred*              12/6/2000       17.35%  15.80%
Select*                 12/6/2000       17.20%  15.65%

*       The share class does not collect a front-end sales charge.
**      Reflects Maximum Offering price.
***     Reflects a Contingent Deferred Sales Charge.



LOGO
LOGO
PORTFOLIO MANAGER
Thomas Morabito (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
During the fiscal year ended October 31, 2005, the Fund returned 16.81%, outperforming the Russell 2000 Value Index, which gained 13.04%.


WHY DID THE FUND PERFORM THIS WAY?
As the fiscal year began we expected that despite rising short term rates and rising energy costs, the U.S. economy would continue to expand, with a slight slowing as the year progressed. While the economy did slow from the torrid pace of the summer of 2004, it remained at a relatively robust rate throughout the year, advancing between 3.5% and 4.0% each quarter. The Federal Reserve (Fed), worried that its continued stimulus would bolster inflation, has now raised short term rates eight times during the fiscal year, from 1.75% to 3.75%.

Financial stocks often react negatively to rising interest rates and flattening yield curves, both of which impacted the markets last year. The yield curve grew flatter as longer term rates did not advance at the same pace as short term rates. This can impact banks. The Fund was focused on banks that insulated themselves from the changing rate environment. As a result, the Fund's financial stocks were the biggest contributors to performance. While the group didn't post the highest absolute returns, their large weighting in the Index, and the Fund's above-average selection, led to the significant outperformance.

Consumer spending led the economic expansion in unprecedented proportion. However, the incredible rise in energy prices dampened consumer confidence and discretionary spending in 2005. The Fund was underweighted in Consumer Discretionary stocks throughout the year. This, coupled with solid stock selection, contributed to significant outperformance.

Other notable sector contributors were Basic Materials, Energy, and Industrial stocks. All posted solid results with the growing economy and rising energy prices, and all contributed strongly to the Fund's overall performance. Lagging sectors were limited to Consumer Staples, which comprised only 1.5% of the Fund, and Telecommunications Services, (0.5% of Fund).


NOTE: The above comments refer specifically to the Advisors Select shares of the Fund.

                              TAX EXEMPT BOND FUND
                         GROWTH OF A $10,000 INVESTMENT
                               IN CLASS A SHARES

        Lehman Brothers         Morningstar Muni National  Tax-Exempt Bond Fund
        Municipal Bond Index    Long Category Average           , Class A

10/95           10                         10                           9.525
10/96           10.57                      10.521                       10.104
10/97           11.467                     11.396                       10.983
10/98           12.387                     12.217                       11.725
10/99           12.168                     11.695                       11.431
10/00           13.203                     12.489                       12.095
10/01           14.591                     13.659                       13.217
10/02           15.447                     14.189                       13.962
10/03           16.236                     14.852                       14.555
10/04           17.215                     15.653                       15.328
10/05           17.652                     15.981                       15.593


Tax-Exempt Bond Fund, Class A
Morningstar Muni National Long Category Average
Lehman Brothers Municipal Bond Index

Note: Past performance is not predictive of future performance.

                          Average Annual Total Returns
                             as of October 31, 2005
Class   Inception Date         1 Year      5 Years    10 Years     Life of Fund
A       3/20/1986                1.73%        5.21%       5.05%         6.50%
A**     3/20/1986                -3.09%       4.20%       4.54%         6.24%
B*      12/9/1994                1.40%        4.64%       4.63%         5.88%
B***    12/9/1994                -2.41%       4.30%       4.63%         5.88%

*       The share class does not collect a front-end sales charge.
**      Reflects Maximum Offering price.
***     Reflects a Contingent Deferred Sales Charge.

LOGO
LOGO
PORTFOLIO MANAGER
Thomas V. Catus (Principal Global Investors, LLC)


HOW DID THE FUND PERFORM?
The Fund returned 1.73% for the year ending October 31, 2005 versus the Lehman Municipal Bond Index, which returned 2.54%.


WHY DID THE FUND PERFORM THIS WAY?
During the year, U.S. economic growth remained reasonable and inflation concerns were modest. These factors contributed to increasing interest rates during the period. Rates were somewhat volatile, reflecting the market's changing expectations about economic growth, inflation and the Federal Reserve's (Fed) monetary policy. In addition, the devastation in the Gulf Coast region from Hurricanes Katrina and Rita drove energy prices sharply higher and brought expectations for slowing growth. Once it became clear the economy would remain healthy, the focus shifted to inflation and continued Fed intervention.

Despite market volatility, the Fed steadily withdrew its accommodative monetary policy by raising the Fed Funds target rate eight times, from 1.75% to 3.75%. Along with continued economic growth, this intervention contributed to a greater increase in short-term rates compared to long-term rates. Two-year U.S. Treasury rates rose from 2.55% to 4.37%, while 10-year U.S. Treasury rates increased from 4.02% to 4.55%.

The Fund benefited from an overweighting to the hospital, housing and industrial development revenue ("IDR") sectors since these sectors outperformed most of the rest of the municipal bond market. These sectors typically offer above-average yield within the municipal market and performed well as investors looked for yield in a relatively low rate environment. These sectors also benefited from positive credit trends as risk premiums declined over the period. Also, the Fund's limited exposure to the one- to eight-year part of the yield curve helped performance as this maturity range was most negatively impacted from higher short-term rates. Alternatively, the Fund began the year with an underweighting to the 30-year range. This hurt performance as these long dated maturities outperformed the rest of the Index.

In general, the Fund's credit quality remained high and was not negatively impacted by the hurricanes. But an underweighting to tobacco bonds (bonds backed by the 1998 Master Settlement Agreement between large tobacco companies and states) had a slightly negative impact on performance since these bonds significantly outperformed the rest of the market.


NOTE: The above comments refer specifically to the Class A shares of the Fund.

IMPORTANT NOTES


CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US$100 million and above.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA and the FHLMC.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an unmanaged index composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.


LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and which have at least one year to maturity.


LEHMAN BROTHERS U.S. TREASURY TIPS (TREASURY INFLATION PROTECTION SECURITIES) INDEX is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more-stable stock prices.

MORNINGSTAR LONG-TERM GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations of greater than or equal to 10 years.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR MUNI NATIONAL LONG CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in municipal bonds with maturities of 10 years or more that are issued by various state and local governments to fund public projects and are free from federal taxes.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt and which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility and transportation companies.

                          SHAREHOLDER EXPENSE EXAMPLE
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------
As a shareholder of Principal Investors Fund, Inc., you incur two types of costs: (1) transaction costs (for Class A, B, and J shares only), including sales charges on purchase payments, contingent deferred sales charges; and under certain limited circumstances redemption fees or exchange fees; and (2) ongoing costs, including management fees; distribution fees (for certain share classes); and other fund expenses (for all share classes except the Institutional Class). This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Investors Fund, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund or Principal LifeTime Strategic Income Fund, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund's annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005), unless otherwise noted.


   ACTUAL EXPENSES
   The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts (within Class A, B, and J shares) and 403(b) accounts (within A, B and J shares), respectively. Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the Fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.


   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Investors Fund, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                              EXPENSES PAID
                           BEGINNING         ENDING           DURING PERIOD
                         ACCOUNT VALUE   ACCOUNT VALUE         MAY 1, 2005         ANNUALIZED
                          MAY 1, 2005   OCTOBER 31, 2005  TO OCTOBER 31, 2005**   EXPENSE RATIO
                         -------------  ----------------  ---------------------  ---------------
 BASED ON ACTUAL RETURN
 Bond & Mortgage
 Securities Fund
   Advisors Preferred      $1,000.00       $  999.60             $ 6.90               1.37%
   Advisors Select          1,000.00          999.70               7.81               1.55
   Advisors Signature       1,000.00          999.00               8.57               1.70
   Class A*                 1,000.00          989.10               3.23               0.94
   Class B*                 1,000.00          987.30               5.49               1.60
   Class J                  1,000.00        1,001.10               6.81               1.35
   Institutional            1,000.00        1,003.40               4.09               0.81
   Preferred                1,000.00        1,001.10               5.35               1.06
   Select                   1,000.00        1,001.40               6.00               1.19







 Disciplined LargeCap
 Blend Fund
   Advisors Preferred      $1,000.00       $1,065.90             $ 6.09               1.17%
   Advisors Select          1,000.00        1,064.60               7.03               1.35
   Advisors Signature       1,000.00        1,063.50               7.70               1.48
   Class A*                 1,000.00        1,019.20               3.87               1.11
   Class B*                 1,000.00        1,017.00               6.20               1.78
   Institutional            1,000.00        1,069.20               3.13               0.60
   Preferred                1,000.00        1,067.10               4.48               0.86
   Select                   1,000.00        1,067.30               5.11               0.98
 Diversified International Fund
   Advisors Preferred       1,000.00        1,139.10               7.93               1.47
   Advisors Select          1,000.00        1,138.00               8.89               1.65
   Advisors Signature       1,000.00        1,138.10               9.59               1.78
   Class A*                 1,000.00        1,104.30               5.01               1.38
   Class B*                 1,000.00        1,102.40               7.22               1.99
   Class J                  1,000.00        1,138.80               9.06               1.68
   Institutional            1,000.00        1,141.60               4.86               0.90
   Preferred                1,000.00        1,140.70               6.26               1.16
   Select                   1,000.00        1,137.20               6.90               1.28
 Equity Income Fund
   Class A                  1,000.00        1,044.10               6.49               1.26
   Class B                  1,000.00        1,039.10              12.08               2.35
 Government & High
 Quality Bond Fund
   Advisors Preferred       1,000.00          998.80               5.09               1.01
   Advisors Select          1,000.00          997.90               5.94               1.18
   Advisors Signature       1,000.00          997.30               6.70               1.33
   Class A*                 1,000.00          987.20               2.78               0.81
   Class B*                 1,000.00          983.80               5.96               1.74
   Class J                  1,000.00          997.00               5.99               1.19
   Institutional            1,000.00        1,000.70               2.17               0.43
   Preferred                1,000.00        1,000.40               3.48               0.69
   Select                   1,000.00          999.80               4.08               0.81
 Inflation Protection
 Fund
   Advisors Preferred       1,000.00          996.10              10.26               2.04
   Advisors Select          1,000.00          994.20              11.01               2.19
   Advisors Signature       1,000.00          993.50              11.76               2.34
   Class A*                 1,000.00          989.10               3.78               1.10
   Class J                  1,000.00          998.40               6.80               1.35
   Institutional            1,000.00          997.90               7.30               1.45
   Preferred                1,000.00          996.60               8.81               1.75
   Select                   1,000.00          996.00               9.76               1.94
 International Emerging
 Markets Fund
   Advisors Preferred       1,000.00        1,185.80              10.58               1.92
   Advisors Select          1,000.00        1,184.80              11.56               2.10
   Advisors Signature       1,000.00        1,183.40              12.27               2.23
   Class A*                 1,000.00        1,121.80               7.25               1.98
   Class B*                 1,000.00        1,116.60              12.35               3.38
   Class J                  1,000.00        1,183.60              12.27               2.23
   Institutional            1,000.00        1,188.00               7.45               1.35
   Preferred                1,000.00        1,186.90               8.87               1.61
   Select                   1,000.00        1,186.70               9.54               1.73


 LargeCap Growth Fund
   Advisors Preferred      $1,000.00       $1,122.10             $ 5.99               1.12%
   Advisors Select          1,000.00        1,119.20               6.94               1.30
   Advisors Signature       1,000.00        1,119.20               7.64               1.43
   Class A*                 1,000.00        1,044.20               3.56               1.01
   Class B*                 1,000.00        1,041.20               6.10               1.73
   Class J                  1,000.00        1,120.10               7.96               1.49
   Institutional            1,000.00        1,123.60               2.94               0.55
   Preferred                1,000.00        1,122.10               4.33               0.81
   Select                   1,000.00        1,121.70               4.97               0.93
 LargeCap S&P 500 Index
 Fund
   Advisors Preferred       1,000.00        1,048.40               3.72               0.72
   Advisors Select          1,000.00        1,047.30               4.64               0.90
   Advisors Signature       1,000.00        1,047.40               5.32               1.03
   Class A*                 1,000.00        1,008.10               2.22               0.64
   Class J                  1,000.00        1,047.70               4.49               0.87
   Institutional            1,000.00        1,050.90               0.78               0.15
   Preferred                1,000.00        1,049.20               2.12               0.41
   Select                   1,000.00        1,049.50               2.74               0.53
 LargeCap Value Fund
   Advisors Preferred       1,000.00        1,045.50               5.26               1.02
   Advisors Select          1,000.00        1,045.40               6.19               1.20
   Advisors Signature       1,000.00        1,044.50               6.85               1.33
   Class A*                 1,000.00        1,002.70               2.77               0.80
   Class B*                 1,000.00        1,001.80               4.22               1.22
   Class J                  1,000.00        1,043.80               6.80               1.32
   Institutional            1,000.00        1,048.90               2.32               0.45
   Preferred                1,000.00        1,047.00               3.66               0.71
   Select                   1,000.00        1,046.40               4.28               0.83
 MidCap Blend Fund
   Advisors Preferred       1,000.00        1,094.10               6.44               1.22
   Advisors Select          1,000.00        1,092.90               7.39               1.40
   Advisors Signature       1,000.00        1,092.70               8.07               1.53
   Class A*                 1,000.00        1,037.70               3.59               1.02
   Class B*                 1,000.00        1,036.10               4.64               1.32
   Class J                  1,000.00        1,093.00               7.54               1.43
   Institutional            1,000.00        1,097.10               3.44               0.65
   Preferred                1,000.00        1,096.30               4.81               0.91
   Select                   1,000.00        1,095.40               5.44               1.03
 Money Market Fund
   Advisors Preferred       1,000.00        1,012.40               4.92               0.97
   Advisors Select          1,000.00        1,011.50               5.83               1.15
   Advisors Signature       1,000.00        1,011.80               6.49               1.28
   Class A*                 1,000.00        1,010.20               2.08               0.60
   Class B*                 1,000.00        1,005.90               6.47               1.87
   Class J                  1,000.00        1,011.80               5.53               1.09
   Institutional            1,000.00        1,015.30               2.03               0.40
   Preferred                1,000.00        1,014.00               3.35               0.66
   Select                   1,000.00        1,013.40               3.96               0.78




 Partners LargeCap
 Blend Fund
   Advisors Preferred      $1,000.00       $1,052.30             $ 6.83               1.32%
   Advisors Select          1,000.00        1,052.50               7.76               1.50
   Advisors Signature       1,000.00        1,052.10               8.43               1.63
   Class A*                 1,000.00        1,004.90               4.98               1.44
   Class B*                 1,000.00        1,001.90               7.43               2.15
   Class J                  1,000.00        1,052.10               7.71               1.49
   Institutional            1,000.00        1,054.90               3.88               0.75
   Preferred                1,000.00        1,054.10               5.23               1.01
   Select                   1,000.00        1,053.00               5.85               1.13
 Partners LargeCap
 Blend Fund I
   Advisors Preferred       1,000.00        1,064.80               5.31               1.02
   Advisors Select          1,000.00        1,062.40               6.24               1.20
   Advisors Signature       1,000.00        1,062.70               6.91               1.33
   Class A*                 1,000.00        1,019.50               3.63               1.04
   Class B*                 1,000.00        1,018.30               5.12               1.47
   Class J                  1,000.00        1,063.00               6.19               1.19
   Institutional            1,000.00        1,067.50               2.35               0.45
   Preferred                1,000.00        1,065.80               3.70               0.71
   Select                   1,000.00        1,064.70               4.32               0.83
 Partners LargeCap
 Growth Fund I
   Advisors Preferred       1,000.00        1,110.70               6.97               1.31
   Advisors Select          1,000.00        1,108.90               7.92               1.49
   Advisors Signature       1,000.00        1,107.40               8.61               1.62
   Class A*                 1,000.00        1,018.90               5.12               1.47
   Class B*                 1,000.00        1,016.40               8.32               2.39
   Class J                  1,000.00        1,109.00               8.61               1.62
   Institutional            1,000.00        1,114.00               3.94               0.74
   Preferred                1,000.00        1,111.90               5.32               1.00
   Select                   1,000.00        1,111.40               5.96               1.12
 Partners LargeCap
 Growth Fund II
   Advisors Preferred       1,000.00        1,057.30               8.14               1.57
   Advisors Select          1,000.00        1,055.00               9.06               1.75
   Advisors Signature       1,000.00        1,056.00               9.74               1.88
   Class A*                 1,000.00        1,011.20               5.90               1.70
   Class J                  1,000.00        1,056.20               9.07               1.75
   Institutional            1,000.00        1,061.00               5.19               1.00
   Preferred                1,000.00        1,057.80               6.54               1.26
   Select                   1,000.00        1,058.00               7.16               1.38
 Partners LargeCap
 Value Fund
   Advisors Preferred       1,000.00        1,038.60               6.94               1.35
   Advisors Select          1,000.00        1,038.10               7.86               1.53
   Advisors Signature       1,000.00        1,037.10               8.52               1.66
   Class A*                 1,000.00          994.10               5.13               1.49
   Class B*                 1,000.00          991.20               7.84               2.28
   Class J                  1,000.00        1,038.10               7.91               1.54
   Institutional            1,000.00        1,041.50               4.01               0.78
   Preferred                1,000.00        1,040.00               5.35               1.04
   Select                   1,000.00        1,040.20               5.97               1.16




 Partners MidCap Growth
 Fund
   Advisors Preferred      $1,000.00       $1,133.70             $ 8.44               1.57%
   Advisors Select          1,000.00        1,132.90               9.41               1.75
   Advisors Signature       1,000.00        1,132.50              10.11               1.88
   Class A*                 1,000.00        1,044.00               6.17               1.75
   Class B*                 1,000.00        1,041.70               8.81               2.50
   Class J                  1,000.00        1,133.10              10.05               1.87
   Institutional            1,000.00        1,137.00               5.39               1.00
   Preferred                1,000.00        1,137.10               6.79               1.26
   Select                   1,000.00        1,134.30               7.42               1.38
 Partners MidCap Growth
 Fund I
   Advisors Preferred       1,000.00        1,124.90               8.41               1.57
   Advisors Select          1,000.00        1,124.20               9.37               1.75
   Advisors Signature       1,000.00        1,122.70              10.06               1.88
   Class A*                 1,000.00        1,034.90               6.15               1.75
   Institutional            1,000.00        1,128.00               5.36               1.00
   Preferred                1,000.00        1,126.20               6.75               1.26
   Select                   1,000.00        1,125.60               7.39               1.38
 Partners MidCap Value
 Fund
   Advisors Preferred       1,000.00        1,089.00               8.27               1.57
   Advisors Select          1,000.00        1,087.90               9.21               1.75
   Advisors Signature       1,000.00        1,087.80               9.89               1.88
   Class A*                 1,000.00        1,014.80               6.09               1.75
   Class B*                 1,000.00        1,012.80               8.69               2.50
   Class J                  1,000.00        1,087.20               9.84               1.87
   Institutional            1,000.00        1,092.50               5.27               1.00
   Preferred                1,000.00        1,091.10               6.64               1.26
   Select                   1,000.00        1,090.10               7.27               1.38
 Partners SmallCap
 Growth Fund II
   Advisors Preferred       1,000.00        1,118.90               8.39               1.57
   Advisors Select          1,000.00        1,118.30               9.34               1.75
   Advisors Signature       1,000.00        1,118.00              10.04               1.88
   Class A*                 1,000.00        1,014.90               6.78               1.95
   Class B*                 1,000.00        1,012.60               9.38               2.70
   Class J                  1,000.00        1,117.30              10.94               2.05
   Institutional            1,000.00        1,122.60               5.35               1.00
   Preferred                1,000.00        1,121.30               6.74               1.26
   Select                   1,000.00        1,119.70               7.37               1.38
 Preferred Securities
 Fund
   Advisors Preferred       1,000.00        1,005.50               6.68               1.32
   Advisors Select          1,000.00        1,003.70               7.58               1.50
   Advisors Signature       1,000.00        1,004.00               8.23               1.63
   Class A*                 1,000.00          993.40               4.64               1.35
   Class J                  1,000.00        1,004.20               8.08               1.60
   Institutional            1,000.00        1,008.40               3.80               0.75
   Preferred                1,000.00        1,006.10               5.11               1.01
   Select                   1,000.00        1,005.50               5.71               1.13






 Principal LifeTime
 2010 Fund
   Advisors Preferred      $1,000.00       $1,039.70             $ 3.56               0.69%
   Advisors Select          1,000.00        1,038.10               4.48               0.87
   Advisors Signature       1,000.00        1,037.90               5.15               1.00
   Class A*                 1,000.00        1,005.80               4.50               1.30
   Class J                  1,000.00        1,039.60               3.75               0.73
   Institutional            1,000.00        1,042.00               0.63               0.12
   Preferred                1,000.00        1,040.40               1.97               0.38
   Select                   1,000.00        1,040.50               2.58               0.50
 Principal LifeTime
 2020 Fund
   Advisors Preferred       1,000.00        1,055.30               3.59               0.69
   Advisors Select          1,000.00        1,054.50               4.52               0.87
   Advisors Signature       1,000.00        1,053.40               5.19               1.00
   Class A*                 1,000.00        1,012.40               4.86               1.40
   Class B*                 1,000.00        1,009.10               7.46               2.15
   Class J                  1,000.00        1,055.20               3.78               0.73
   Institutional            1,000.00        1,058.40               0.64               0.12
   Preferred                1,000.00        1,056.80               1.98               0.38
   Select                   1,000.00        1,056.10               2.60               0.50
 Principal LifeTime
 2030 Fund
   Advisors Preferred       1,000.00        1,062.60               3.60               0.69
   Advisors Select          1,000.00        1,061.90               4.53               0.87
   Advisors Signature       1,000.00        1,061.80               5.21               1.00
   Class A*                 1,000.00        1,016.00               4.87               1.40
   Class B*                 1,000.00        1,013.50               7.47               2.15
   Class J                  1,000.00        1,062.60               4.06               0.78
   Institutional            1,000.00        1,066.00               0.64               0.12
   Preferred                1,000.00        1,064.20               1.99               0.38
   Select                   1,000.00        1,064.00               2.61               0.50
 Principal LifeTime
 2040 Fund
   Advisors Preferred       1,000.00        1,068.70               3.61               0.69
   Advisors Select          1,000.00        1,067.00               4.55               0.87
   Advisors Signature       1,000.00        1,066.80               5.22               1.00
   Class A*                 1,000.00        1,018.40               4.88               1.40
   Class B*                 1,000.00        1,016.70               7.48               2.15
   Class J                  1,000.00        1,067.80               4.53               0.87
   Institutional            1,000.00        1,071.80               0.64               0.12
   Preferred                1,000.00        1,070.20               2.00               0.38
   Select                   1,000.00        1,069.50               2.62               0.50
 Principal LifeTime
 2050 Fund
   Advisors Preferred       1,000.00        1,074.30               3.62               0.69
   Advisors Select          1,000.00        1,073.50               4.56               0.87
   Advisors Signature       1,000.00        1,073.40               5.24               1.00
   Class A*                 1,000.00        1,022.60               5.24               1.50
   Class J                  1,000.00        1,072.40               6.01               1.15
   Institutional            1,000.00        1,078.60               0.64               0.12
   Preferred                1,000.00        1,075.90               2.00               0.38
   Select                   1,000.00        1,075.10               2.63               0.50





 Principal LifeTime
 Strategic Income Fund
   Advisors Preferred      $1,000.00       $1,025.80             $ 3.54               0.69%
   Advisors Select          1,000.00        1,024.10               4.45               0.87
   Advisors Signature       1,000.00        1,024.00               5.11               1.00
   Class A*                 1,000.00        1,001.70               4.49               1.30
   Class J                  1,000.00        1,025.80               3.93               0.77
   Institutional            1,000.00        1,028.20               0.63               0.12
   Preferred                1,000.00        1,027.40               1.95               0.38
   Select                   1,000.00        1,026.60               2.57               0.50
 Real Estate Securities
 Fund
   Advisors Preferred       1,000.00        1,103.90               7.53               1.42
   Advisors Select          1,000.00        1,103.40               8.48               1.60
   Advisors Signature       1,000.00        1,102.50               9.17               1.73
   Class A*                 1,000.00        1,022.00               5.20               1.49
   Class B*                 1,000.00        1,019.00               8.29               2.38
   Class J                  1,000.00        1,102.40               8.74               1.65
   Institutional            1,000.00        1,107.10               4.51               0.85
   Preferred                1,000.00        1,105.50               5.89               1.11
   Select                   1,000.00        1,105.50               6.53               1.23
 Short-Term Bond Fund
   Advisors Preferred       1,000.00        1,005.70               5.56               1.10
   Advisors Select          1,000.00        1,004.90               6.47               1.28
   Advisors Signature       1,000.00        1,003.30               7.27               1.44
   Class A*                 1,000.00        1,000.70               2.76               0.80
   Class J                  1,000.00        1,004.90               6.37               1.26
   Institutional            1,000.00        1,008.60               2.63               0.52
   Preferred                1,000.00        1,007.40               4.00               0.79
   Select                   1,000.00        1,006.80               4.60               0.91
 SmallCap Blend Fund
   Advisors Preferred       1,000.00        1,120.90               7.06               1.32
   Advisors Select          1,000.00        1,120.30               8.02               1.50
   Advisors Signature       1,000.00        1,118.80               8.71               1.63
   Class A*                 1,000.00        1,015.30               4.77               1.37
   Class B*                 1,000.00        1,012.70               7.71               2.22
   Class J                  1,000.00        1,120.80               8.02               1.50
   Institutional            1,000.00        1,124.60               4.02               0.75
   Preferred                1,000.00        1,122.90               5.40               1.01
   Select                   1,000.00        1,122.60               6.05               1.13
 SmallCap Value Fund
   Advisors Preferred       1,000.00        1,131.50               7.09               1.32
   Advisors Select          1,000.00        1,130.30               8.05               1.50
   Advisors Signature       1,000.00        1,130.00               8.75               1.63
   Class A*                 1,000.00        1,030.00               5.96               1.70
   Class B*                 1,000.00        1,033.60               8.60               2.45
   Class J                  1,000.00        1,129.40               8.53               1.59
   Institutional            1,000.00        1,134.50               4.04               0.75
   Preferred                1,000.00        1,133.00               5.43               1.01
   Select                   1,000.00        1,132.90               6.07               1.13





 Tax-Exempt Bond Fund
   Class A                 $1,000.00       $1,004.40             $ 3.89               0.77%
   Class B                  1,000.00        1,003.30               5.25               1.04

                          SHAREHOLDER EXPENSE EXAMPLE



 -------------------------------------------------------------------------------

                          SHAREHOLDER EXPENSE EXAMPLE



 -------------------------------------------------------------------------------
*Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (June 28, 2005 to October 31, 2005), multiplied by 126/365 (to reflect the period since inception).

**Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (May 1, 2005 to October 31, 2005), multiplied by 184/365 (to reflect the one-half year period).

                                                              EXPENSES PAID
                           BEGINNING         ENDING           DURING PERIOD
                         ACCOUNT VALUE   ACCOUNT VALUE         MAY 1, 2005          ANNUALIZED
                          MAY 1, 2005   OCTOBER 31, 2005  TO OCTOBER 31, 2005***   EXPENSE RATIO
                         -------------  ----------------  ----------------------  ---------------
 BASED ON ASSUMED 5%
 RETURN
 Bond & Mortgage
 Securities Fund
   Advisors Preferred      $1,000.00       $1,018.21              $ 6.99               1.37%
   Advisors Select          1,000.00        1,017.29                7.91               1.55
   Advisors Signature       1,000.00        1,016.53                8.68               1.70
   Class A                  1,000.00        1,020.41                4.80               0.94
   Class B                  1,000.00        1,017.04                8.17               1.60
   Class J                  1,000.00        1,018.31                6.89               1.35
   Institutional            1,000.00        1,021.07                4.13               0.81
   Preferred                1,000.00        1,019.79                5.41               1.06
   Select                   1,000.00        1,019.13                6.07               1.19
 Disciplined LargeCap
 Blend Fund
   Advisors Preferred       1,000.00        1,019.23                5.97               1.17
   Advisors Select          1,000.00        1,018.31                6.89               1.35
   Advisors Signature       1,000.00        1,017.65                7.55               1.48
   Class A                  1,000.00        1,019.54                5.67               1.11
   Class B                  1,000.00        1,016.12                9.09               1.78
   Institutional            1,000.00        1,022.14                3.06               0.60
   Preferred                1,000.00        1,020.82                4.39               0.86
   Select                   1,000.00        1,020.20                5.00               0.98
 Diversified
 International Fund
   Advisors Preferred       1,000.00        1,017.70                7.50               1.47
   Advisors Select          1,000.00        1,016.78                8.42               1.65
   Advisors Signature       1,000.00        1,016.12                9.09               1.78
   Class A                  1,000.00        1,018.16                7.04               1.38
   Class B                  1,000.00        1,015.05               10.16               1.99
   Class J                  1,000.00        1,016.63                8.58               1.68
   Institutional            1,000.00        1,020.61                4.59               0.90
   Preferred                1,000.00        1,019.28                5.92               1.16
   Select                   1,000.00        1,018.67                6.53               1.28
 Equity Income Fund
   Class A                  1,000.00        1,018.77                6.43               1.26
   Class B                  1,000.00        1,013.21               12.00               2.35






 Government & High
 Quality Bond Fund
   Advisors Preferred      $1,000.00       $1,020.05              $ 5.16               1.01%
   Advisors Select          1,000.00        1,019.18                6.02               1.18
   Advisors Signature       1,000.00        1,018.42                6.79               1.33
   Class A                  1,000.00        1,021.07                4.13               0.81
   Class B                  1,000.00        1,016.32                8.88               1.74
   Class J                  1,000.00        1,019.13                6.07               1.19
   Institutional            1,000.00        1,023.01                2.19               0.43
   Preferred                1,000.00        1,021.68                3.52               0.69
   Select                   1,000.00        1,021.07                4.13               0.81
 Inflation Protection
 Fund
   Advisors Preferred       1,000.00        1,014.79               10.41               2.04
   Advisors Select          1,000.00        1,014.03               11.18               2.19
   Advisors Signature       1,000.00        1,013.26               11.94               2.34
   Class A                  1,000.00        1,019.59                5.62               1.10
   Class J                  1,000.00        1,018.31                6.89               1.35
   Institutional            1,000.00        1,017.80                7.40               1.45
   Preferred                1,000.00        1,016.27                8.93               1.75
   Select                   1,000.00        1,015.30                9.90               1.94
 International Emerging
 Markets Fund
   Advisors Preferred       1,000.00        1,015.40                9.80               1.92
   Advisors Select          1,000.00        1,014.49               10.72               2.10
   Advisors Signature       1,000.00        1,013.82               11.38               2.23
   Class A                  1,000.00        1,015.10               10.11               1.98
   Class B                  1,000.00        1,007.95               17.25               3.38
   Class J                  1,000.00        1,013.82               11.38               2.23
   Institutional            1,000.00        1,018.31                6.89               1.35
   Preferred                1,000.00        1,016.99                8.22               1.61
   Select                   1,000.00        1,016.37                8.83               1.73
 LargeCap Growth Fund
   Advisors Preferred       1,000.00        1,019.49                5.72               1.12
   Advisors Select          1,000.00        1,018.57                6.64               1.30
   Advisors Signature       1,000.00        1,017.91                7.30               1.43
   Class A                  1,000.00        1,020.05                5.16               1.01
   Class B                  1,000.00        1,016.37                8.83               1.73
   Class J                  1,000.00        1,017.60                7.61               1.49
   Institutional            1,000.00        1,022.40                2.81               0.55
   Preferred                1,000.00        1,021.07                4.13               0.81
   Select                   1,000.00        1,020.46                4.75               0.93
 LargeCap S&P 500 Index
 Fund
   Advisors Preferred       1,000.00        1,021.53                3.68               0.72
   Advisors Select          1,000.00        1,020.61                4.59               0.90
   Advisors Signature       1,000.00        1,019.95                5.26               1.03
   Class A                  1,000.00        1,021.94                3.27               0.64
   Class J                  1,000.00        1,020.76                4.44               0.87
   Institutional            1,000.00        1,024.44                0.77               0.15
   Preferred                1,000.00        1,023.11                2.09               0.41
   Select                   1,000.00        1,022.50                2.71               0.53





 LargeCap Value Fund
   Advisors Preferred      $1,000.00       $1,020.00              $ 5.21               1.02%
   Advisors Select          1,000.00        1,019.08                6.13               1.20
   Advisors Signature       1,000.00        1,018.42                6.79               1.33
   Class A                  1,000.00        1,021.12                4.08               0.80
   Class B                  1,000.00        1,018.98                6.23               1.22
   Class J                  1,000.00        1,018.47                6.74               1.32
   Institutional            1,000.00        1,022.91                2.30               0.45
   Preferred                1,000.00        1,021.58                3.62               0.71
   Select                   1,000.00        1,020.97                4.24               0.83
 MidCap Blend Fund
   Advisors Preferred       1,000.00        1,018.98                6.23               1.22
   Advisors Select          1,000.00        1,018.06                7.15               1.40
   Advisors Signature       1,000.00        1,017.40                7.81               1.53
   Class A                  1,000.00        1,020.00                5.21               1.02
   Class B                  1,000.00        1,018.47                6.74               1.32
   Class J                  1,000.00        1,017.91                7.30               1.43
   Institutional            1,000.00        1,021.89                3.32               0.65
   Preferred                1,000.00        1,020.56                4.65               0.91
   Select                   1,000.00        1,019.95                5.26               1.03
 Money Market Fund
   Advisors Preferred       1,000.00        1,020.25                4.95               0.97
   Advisors Select          1,000.00        1,019.34                5.87               1.15
   Advisors Signature       1,000.00        1,018.67                6.53               1.28
   Class A                  1,000.00        1,022.14                3.06               0.60
   Class B                  1,000.00        1,015.66                9.55               1.87
   Class J                  1,000.00        1,019.64                5.56               1.09
   Institutional            1,000.00        1,023.16                2.04               0.40
   Preferred                1,000.00        1,021.84                3.37               0.66
   Select                   1,000.00        1,021.22                3.98               0.78
 Partners LargeCap
 Blend Fund
   Advisors Preferred       1,000.00        1,018.47                6.74               1.32
   Advisors Select          1,000.00        1,017.55                7.66               1.50
   Advisors Signature       1,000.00        1,016.88                8.32               1.63
   Class A                  1,000.00        1,017.85                7.35               1.44
   Class B                  1,000.00        1,014.23               10.97               2.15
   Class J                  1,000.00        1,017.60                7.61               1.49
   Institutional            1,000.00        1,021.38                3.83               0.75
   Preferred                1,000.00        1,020.05                5.16               1.01
   Select                   1,000.00        1,019.44                5.77               1.13
 Partners LargeCap
 Blend Fund I
   Advisors Preferred       1,000.00        1,020.00                5.21               1.02
   Advisors Select          1,000.00        1,019.08                6.13               1.20
   Advisors Signature       1,000.00        1,018.42                6.79               1.33
   Class A                  1,000.00        1,019.90                5.31               1.04
   Class B                  1,000.00        1,017.70                7.50               1.47
   Class J                  1,000.00        1,019.13                6.07               1.19
   Institutional            1,000.00        1,022.91                2.30               0.45
   Preferred                1,000.00        1,021.58                3.62               0.71
   Select                   1,000.00        1,020.97                4.24               0.83



 Partners LargeCap
 Growth Fund I
   Advisors Preferred      $1,000.00       $1,018.52              $ 6.69               1.31%
   Advisors Select          1,000.00        1,017.60                7.61               1.49
   Advisors Signature       1,000.00        1,016.94                8.27               1.62
   Class A                  1,000.00        1,017.70                7.50               1.47
   Class B                  1,000.00        1,013.01               12.20               2.39
   Class J                  1,000.00        1,016.94                8.27               1.62
   Institutional            1,000.00        1,021.43                3.78               0.74
   Preferred                1,000.00        1,020.10                5.10               1.00
   Select                   1,000.00        1,019.49                5.72               1.12
 Partners LargeCap
 Growth Fund II
   Advisors Preferred       1,000.00        1,017.19                8.01               1.57
   Advisors Select          1,000.00        1,016.27                8.93               1.75
   Advisors Signature       1,000.00        1,015.61                9.60               1.88
   Class A                  1,000.00        1,016.53                8.68               1.70
   Class J                  1,000.00        1,016.27                8.93               1.75
   Institutional            1,000.00        1,020.10                5.10               1.00
   Preferred                1,000.00        1,018.77                6.43               1.26
   Select                   1,000.00        1,018.16                7.04               1.38
 Partners LargeCap
 Value Fund
   Advisors Preferred       1,000.00        1,018.31                6.89               1.35
   Advisors Select          1,000.00        1,017.40                7.81               1.53
   Advisors Signature       1,000.00        1,016.73                8.47               1.66
   Class A                  1,000.00        1,017.60                7.61               1.49
   Class B                  1,000.00        1,013.57               11.64               2.28
   Class J                  1,000.00        1,017.34                7.86               1.54
   Institutional            1,000.00        1,021.22                3.98               0.78
   Preferred                1,000.00        1,019.90                5.31               1.04
   Select                   1,000.00        1,019.28                5.92               1.16
 Partners MidCap Growth
 Fund
   Advisors Preferred       1,000.00        1,017.19                8.01               1.57
   Advisors Select          1,000.00        1,016.27                8.93               1.75
   Advisors Signature       1,000.00        1,015.61                9.60               1.88
   Class A                  1,000.00        1,016.27                8.93               1.75
   Class B                  1,000.00        1,012.44               12.76               2.50
   Class J                  1,000.00        1,015.66                9.55               1.87
   Institutional            1,000.00        1,020.10                5.10               1.00
   Preferred                1,000.00        1,018.77                6.43               1.26
   Select                   1,000.00        1,018.16                7.04               1.38
 Partners MidCap Growth
 Fund I
   Advisors Preferred       1,000.00        1,017.19                8.01               1.57
   Advisors Select          1,000.00        1,016.27                8.93               1.75
   Advisors Signature       1,000.00        1,015.61                9.60               1.88
   Class A                  1,000.00        1,016.27                8.93               1.75
   Institutional            1,000.00        1,020.10                5.10               1.00
   Preferred                1,000.00        1,018.77                6.43               1.26
   Select                   1,000.00        1,018.16                7.04               1.38






 Partners MidCap Value
 Fund
   Advisors Preferred      $1,000.00       $1,017.19              $ 8.01               1.57%
   Advisors Select          1,000.00        1,016.27                8.93               1.75
   Advisors Signature       1,000.00        1,015.61                9.60               1.88
   Class A                  1,000.00        1,016.27                8.93               1.75
   Class B                  1,000.00        1,012.44               12.76               2.50
   Class J                  1,000.00        1,015.66                9.55               1.87
   Institutional            1,000.00        1,020.10                5.10               1.00
   Preferred                1,000.00        1,018.77                6.43               1.26
   Select                   1,000.00        1,018.16                7.04               1.38
 Partners SmallCap
 Growth Fund II
   Advisors Preferred       1,000.00        1,017.19                8.01               1.57
   Advisors Select          1,000.00        1,016.27                8.93               1.75
   Advisors Signature       1,000.00        1,015.61                9.60               1.88
   Class A                  1,000.00        1,015.25                9.95               1.95
   Class B                  1,000.00        1,011.42               13.78               2.70
   Class J                  1,000.00        1,014.74               10.46               2.05
   Institutional            1,000.00        1,020.10                5.10               1.00
   Preferred                1,000.00        1,018.77                6.43               1.26
   Select                   1,000.00        1,018.16                7.04               1.38
 Preferred Securities
 Fund
   Advisors Preferred       1,000.00        1,018.46                6.74               1.32
   Advisors Select          1,000.00        1,017.55                7.66               1.50
   Advisors Signature       1,000.00        1,016.88                8.32               1.63
   Class A                  1,000.00        1,018.31                6.84               1.35
   Class J                  1,000.00        1,017.04                8.17               1.60
   Institutional            1,000.00        1,021.38                3.83               0.75
   Preferred                1,000.00        1,020.05                5.16               1.01
   Select                   1,000.00        1,019.44                5.77               1.13
 Principal LifeTime
 2010 Fund
   Advisors Preferred       1,000.00        1,021.67                3.53               0.69
   Advisors Select          1,000.00        1,020.75                4.45               0.87
   Advisors Signature       1,000.00        1,020.09                5.12               1.00
   Class A                  1,000.00        1,018.57                6.64               1.30
   Class J                  1,000.00        1,021.48                3.73               0.73
   Institutional            1,000.00        1,024.58                0.63               0.12
   Preferred                1,000.00        1,023.25                1.95               0.38
   Select                   1,000.00        1,022.64                2.57               0.50
 Principal LifeTime
 2020 Fund
   Advisors Preferred       1,000.00        1,021.67                3.53               0.69
   Advisors Select          1,000.00        1,020.75                4.45               0.87
   Advisors Signature       1,000.00        1,020.09                5.12               1.00
   Class A                  1,000.00        1,018.06                7.15               1.40
   Class B                  1,000.00        1,014.23               10.97               2.15
   Class J                  1,000.00        1,021.48                3.73               0.73
   Institutional            1,000.00        1,024.58                0.63               0.12
   Preferred                1,000.00        1,023.25                1.95               0.38
   Select                   1,000.00        1,022.64                2.57               0.50





 Principal LifeTime
 2030 Fund
   Advisors Preferred      $1,000.00       $1,021.67              $ 3.53               0.69%
   Advisors Select          1,000.00        1,020.75                4.45               0.87
   Advisors Signature       1,000.00        1,020.09                5.12               1.00
   Class A                  1,000.00        1,018.06                7.15               1.40
   Class B                  1,000.00        1,014.23               10.97               2.15
   Class J                  1,000.00        1,021.22                3.98               0.78
   Institutional            1,000.00        1,024.58                0.63               0.12
   Preferred                1,000.00        1,023.25                1.95               0.38
   Select                   1,000.00        1,022.64                2.57               0.50
 Principal LifeTime
 2040 Fund
   Advisors Preferred       1,000.00        1,021.67                3.53               0.69
   Advisors Select          1,000.00        1,020.75                4.45               0.87
   Advisors Signature       1,000.00        1,020.09                5.12               1.00
   Class A                  1,000.00        1,018.06                7.15               1.40
   Class B                  1,000.00        1,014.23               10.97               2.15
   Class J                  1,000.00        1,020.76                4.44               0.87
   Institutional            1,000.00        1,024.58                0.63               0.12
   Preferred                1,000.00        1,023.25                1.95               0.38
   Select                   1,000.00        1,022.64                2.57               0.50
 Principal LifeTime
 2050 Fund
   Advisors Preferred       1,000.00        1,021.67                3.53               0.69
   Advisors Select          1,000.00        1,020.75                4.45               0.87
   Advisors Signature       1,000.00        1,020.09                5.12               1.00
   Class A                  1,000.00        1,017.55                7.66               1.50
   Class J                  1,000.00        1,019.34                5.87               1.15
   Institutional            1,000.00        1,024.58                0.63               0.12
   Preferred                1,000.00        1,023.25                1.95               0.38
   Select                   1,000.00        1,022.64                2.57               0.50
 Principal LifeTime
 Strategic Income Fund
   Advisors Preferred       1,000.00        1,021.67                3.53               0.69
   Advisors Select          1,000.00        1,020.75                4.45               0.87
   Advisors Signature       1,000.00        1,020.09                5.12               1.00
   Class A                  1,000.00        1,018.57                6.64               1.30
   Class J                  1,000.00        1,021.27                3.93               0.77
   Institutional            1,000.00        1,024.58                0.63               0.12
   Preferred                1,000.00        1,023.25                1.95               0.38
   Select                   1,000.00        1,022.64                2.57               0.50
 Real Estate Securities
 Fund
   Advisors Preferred       1,000.00        1,017.96                7.25               1.42
   Advisors Select          1,000.00        1,017.04                8.17               1.60
   Advisors Signature       1,000.00        1,016.37                8.83               1.73
   Class A                  1,000.00        1,017.60                7.61               1.49
   Class B                  1,000.00        1,013.06               12.15               2.38
   Class J                  1,000.00        1,016.78                8.42               1.65
   Institutional            1,000.00        1,020.87                4.34               0.85
   Preferred                1,000.00        1,019.54                5.67               1.11
   Select                   1,000.00        1,018.93                6.28               1.23





 Short-Term Bond Fund
   Advisors Preferred      $1,000.00       $1,019.59              $ 5.62               1.10%
   Advisors Select          1,000.00        1,018.67                6.53               1.28
   Advisors Signature       1,000.00        1,017.85                7.35               1.44
   Class A                  1,000.00        1,021.12                4.08               0.80
   Class J                  1,000.00        1,018.77                6.43               1.26
   Institutional            1,000.00        1,022.55                2.65               0.52
   Preferred                1,000.00        1,021.17                4.03               0.79
   Select                   1,000.00        1,020.56                4.65               0.91
 SmallCap Blend Fund
   Advisors Preferred       1,000.00        1,018.47                6.74               1.32
   Advisors Select          1,000.00        1,017.55                7.66               1.50
   Advisors Signature       1,000.00        1,016.88                8.32               1.63
   Class A                  1,000.00        1,018.21                6.99               1.37
   Class B                  1,000.00        1,013.87               11.33               2.22
   Class J                  1,000.00        1,017.55                7.66               1.50
   Institutional            1,000.00        1,021.38                3.83               0.75
   Preferred                1,000.00        1,020.05                5.16               1.01
   Select                   1,000.00        1,019.44                5.77               1.13
 SmallCap Value Fund
   Advisors Preferred       1,000.00        1,018.47                6.74               1.32
   Advisors Select          1,000.00        1,017.55                7.66               1.50
   Advisors Signature       1,000.00        1,016.88                8.32               1.63
   Class A                  1,000.00        1,016.53                8.68               1.70
   Class B                  1,000.00        1,012.70               12.51               2.45
   Class J                  1,000.00        1,017.09                8.12               1.59
   Institutional            1,000.00        1,021.38                3.83               0.75
   Preferred                1,000.00        1,020.05                5.16               1.01
   Select                   1,000.00        1,019.44                5.77               1.13
  Tax-Exempt Bond Fund
   Class A                  1,000.00       $1,021.27              $ 3.93               0.77%
   Class B                  1,000.00        1,019.90                5.31               1.04

                          SHAREHOLDER EXPENSE EXAMPLE



 -------------------------------------------------------------------------------

                          SHAREHOLDER EXPENSE EXAMPLE



 -------------------------------------------------------------------------------

                          SHAREHOLDER EXPENSE EXAMPLE



 -------------------------------------------------------------------------------

                          SHAREHOLDER EXPENSE EXAMPLE



 -------------------------------------------------------------------------------

                          SHAREHOLDER EXPENSE EXAMPLE



 -------------------------------------------------------------------------------

                          SHAREHOLDER EXPENSE EXAMPLE



 -------------------------------------------------------------------------------
***Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                          BOND & MORTGAGE       DISCIPLINED       DIVERSIFIED
                            SECURITIES           LARGECAP        INTERNATIONAL
                               FUND             BLEND FUND           FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST..   $1,796,414,938       $620,347,490       $451,838,722
                         ==============       ============       ============
FOREIGN CURRENCY--AT
 COST ................   $           --       $         --       $    218,745
                         ==============       ============       ============
ASSETS
Investment in
 securities--at value.   $1,782,904,025/(c)/  $651,629,526/(c)/  $519,496,352
Foreign currency--at
 value................               --                 --            218,639
Cash..................        1,923,819            360,832            550,177
Receivables:
 Capital Shares sold..        3,894,322            482,830             32,259
 Dividends and
  interest............       12,607,885            461,748            773,900
 Expense reimbursement
  from Manager........           19,340                 --                 --
 Foreign tax refund...               --                 --                365
 Investment securities
  sold................       25,010,801          1,048,379          3,468,901
 Unrealized gain on
  swap agreements.....          124,327                 --                 --
 Variation margin on
  futures contracts...               --             33,650                 --
Other assets..........            7,089              4,780              4,747
Prepaid expenses......               --              4,156                 --
                         --------------       ------------       ------------
          Total Assets    1,826,491,608        654,025,901        524,545,340
LIABILITIES
Accrued management and
 investment advisory
 fees.................          136,140             70,582             88,278
Accrued administrative
 service fees.........            4,199                 16              1,241
Accrued distribution
 fees.................           31,531                 --             22,109
Accrued service fees..            5,252                 20              1,543
Accrued transfer and
 administrative fees..          175,051             61,101            220,962
Accrued other expenses           24,848                 --             20,541
Payables:
 Capital Shares
  reacquired..........          286,153              8,500          1,069,708
 Dividends payable....        4,168,054                 --                 --
 Investment securities
  purchased...........      364,749,246         21,477,402          6,249,304
 Reverse repurchase
  agreements..........      120,444,859                 --                 --
 Unrealized loss on
  swap agreements.....          419,681                 --                 --
Collateral obligation
 on securities loaned,
 at value.............        2,257,000          5,604,000                 --
                         --------------       ------------       ------------
     Total Liabilities      492,702,014         27,221,621          7,673,686
                         --------------       ------------       ------------
NET ASSETS APPLICABLE
 TO OUTSTANDING SHARES   $1,333,789,594       $626,804,280       $516,871,654
                         ==============       ============       ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital......   $1,359,601,570       $588,704,870       $459,634,400
Accumulated
 undistributed
 (overdistributed) net
 investment income
 (operating loss).....         (394,703)         3,505,431            702,749
Accumulated
 undistributed
 (overdistributed) net
 realized gain (loss).      (11,658,006)         3,249,643        (11,116,766)
Net unrealized
 appreciation
 (depreciation) of
 investments..........      (13,759,267)        31,344,336         67,657,630
Net unrealized
 appreciation
 (depreciation) on
 translation of assets
 and liabilities in
 foreign currencies...               --                 --             (6,359)
                         --------------       ------------       ------------
      Total Net Assets   $1,333,789,594       $626,804,280       $516,871,654
                         ==============       ============       ============
CAPITAL STOCK (PAR
 VALUE: $.01 A SHARE):
Shares authorized.....      568,000,000        380,000,000        605,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred:
 Net Assets...........   $   35,015,969       $     34,468       $ 13,846,698
  Shares issued and
 outstanding..........        3,311,502              2,422          1,216,600
  Net asset value per
 share................   $        10.57       $      14.23       $      11.38
                         ==============       ============       ============

Advisors Select: Net
 Assets...............   $   39,796,512       $    253,134       $  9,270,096
  Shares issued and
 outstanding..........        3,772,405             17,849            820,069
  Net asset value per
 share................   $        10.55       $      14.18       $      11.30
                         ==============       ============       ============

Advisors Signature:
 Net Assets...........   $      751,540       $     11,509       $    318,816
  Shares issued and
 outstanding..........           70,825                808             28,050
  Net asset value per
 share................   $        10.61       $      14.24       $      11.37
                         ==============       ============       ============

Class A: Net Assets...   $  172,274,426       $ 88,399,931       $291,877,869
  Shares issued and
 outstanding..........       16,199,884          6,161,620         25,538,370
  Net asset value per
 share................   $        10.63       $      14.35       $      11.43
  Maximum offering
 price per share /(a)/   $        11.16       $      15.23       $      12.13
                         ==============       ============       ============

Class B: Net Assets...   $   28,558,770       $ 14,389,982       $ 43,285,497
  Shares issued and
 outstanding..........        2,684,451          1,005,152          3,792,514
  Net asset value per
 share /(b)/..........   $        10.64       $      14.32       $      11.41
                         ==============       ============       ============

Class J: Net Assets...   $  211,272,750                N/A       $105,344,753
  Shares issued and
 outstanding..........       19,803,676                             9,308,121
  Net asset value per
 share /(b)/..........   $        10.67                          $      11.32
                         ==============                          ============

Institutional: Net
 Assets...............   $  771,847,309       $523,511,783       $ 31,356,781
  Shares issued and
 outstanding..........       72,684,626         36,430,516          2,739,452
  Net asset value per
 share................   $        10.62       $      14.37       $      11.45
                         ==============       ============       ============

Preferred: Net Assets.   $   65,636,965       $     20,015       $ 20,798,618
  Shares issued and
 outstanding..........        6,201,530              1,399          1,819,839
  Net asset value per
 share................   $        10.58       $      14.31       $      11.43
                         ==============       ============       ============

Select: Net Assets....   $    8,635,353       $    183,458       $    772,526
  Shares issued and
 outstanding..........          806,665             12,845             67,044
  Net asset value per
 share................   $        10.71       $      14.28       $      11.52
                         ==============       ============       ============


/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value for Bond & Mortgage Securities Fund, and 5.75% of the offering price or 6.10% of the net asset value for Disciplined LargeCap Blend Fund and Diversified International Fund.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                                                GOVERNMENT
                                  EQUITY      & HIGH QUALITY      INFLATION
                                INCOME FUND     BOND FUND      PROTECTION FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST .......................  $ 95,112,803   $541,627,626      $101,498,976
                               ============   ============      ============
ASSETS
Investment in securities--at
 value.......................  $ 98,888,268   $536,082,075      $100,275,528
Cash.........................       158,328         12,048           143,577
Receivables:
 Capital Shares sold.........         7,831        734,703           595,533
 Dividends and interest......       215,546      2,235,790           603,879
 Expense reimbursement from
  Manager....................            --             --             3,783
 Investment securities sold..            --     24,366,222                --
Other assets.................         1,454         18,964                --
Prepaid expenses.............         6,517             --             4,863
                               ------------   ------------      ------------
                 Total Assets    99,277,944    563,449,802       101,627,163
LIABILITIES
Accrued management and
 investment advisory fees....        11,296         32,763             5,841
Accrued administrative
 service fees................           N/A            728                 5
Accrued distribution fees....         6,323         28,010               432
Accrued service fees.........           N/A            910                 6
Accrued transfer and
 administrative fees.........        51,552        154,828             3,583
Accrued other expenses.......            --         12,082                --
Payables:
 Capital Shares reacquired...       129,466        263,566                --
 Dividends payable...........            --      1,141,615           424,393
 Indebtedness................            --             --           275,000
 Investment securities
  purchased..................        82,118    124,840,604                --
 Reverse repurchase
  agreements.................            --     10,922,436        24,507,697
 Unrealized loss on swap
  agreements.................            --         53,681                --
                               ------------   ------------      ------------
            Total Liabilities       280,755    137,451,223        25,216,957
                               ------------   ------------      ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES..........  $ 98,997,189   $425,998,579      $ 76,410,206
                               ============   ============      ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital.............  $111,526,318   $440,525,298      $ 77,591,730
Accumulated undistributed
 (overdistributed) net
 investment income (operating
 loss).......................        93,831        112,109            46,652
Accumulated undistributed
 (overdistributed) net
 realized gain (loss)........   (16,397,643)    (9,039,596)           (4,728)
Net unrealized appreciation
 (depreciation) of
 investments.................     3,775,465     (5,599,232)       (1,223,448)
Net unrealized appreciation
 (depreciation) on
 translation of assets and
 liabilities in foreign
 currencies..................          (782)            --                --
                               ------------   ------------      ------------
             Total Net Assets  $ 98,997,189   $425,998,579      $ 76,410,206
                               ============   ============      ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized............   100,000,000    455,000,000       630,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets......................           N/A   $  5,266,055      $     26,380
  Shares issued and
 outstanding.................                      523,491             2,692
  Net asset value per share..                 $      10.06      $       9.80
                                              ============      ============

Advisors Select: Net Assets..           N/A   $  7,426,794      $     12,206
  Shares issued and
 outstanding.................                      738,393             1,247
  Net asset value per share..                 $      10.06      $       9.79
                                              ============      ============

Advisors Signature: Net
 Assets......................           N/A   $    176,975      $     11,235
  Shares issued and
 outstanding.................                       17,512             1,148
  Net asset value per share..                 $      10.11      $       9.79
                                              ============      ============

Class A: Net Assets..........  $ 86,277,249   $244,380,739      $  1,500,193
  Shares issued and
 outstanding.................     7,719,566     24,168,562           152,367
  Net asset value per share..  $      11.18   $      10.11      $       9.85
  Maximum offering price per
 share /(a)/.................  $      11.86   $      10.61      $      10.34
                               ============   ============      ============

Class B: Net Assets..........  $ 12,719,940   $ 47,115,788               N/A
  Shares issued and
 outstanding.................     1,143,991      4,658,130
  Net asset value per share
 /(b)/ ......................  $      11.12   $      10.11
                               ============   ============

Class J: Net Assets..........           N/A   $108,544,760      $  3,727,512
  Shares issued and
 outstanding.................                   10,712,151           380,164
  Net asset value per share
 /(b)/ ......................                 $      10.13      $       9.81
                                              ============      ============

Institutional: Net Assets....           N/A   $      9,857      $ 70,983,575
  Shares issued and
 outstanding.................                          976         7,239,358
  Net asset value per share..                 $      10.10      $       9.81
                                              ============      ============

Preferred: Net Assets........           N/A   $ 11,031,560      $     73,438
  Shares issued and
 outstanding.................                    1,094,238             7,491
  Net asset value per share..                 $      10.08      $       9.80
                                              ============      ============

Select: Net Assets...........           N/A   $  2,046,051      $     75,667
  Shares issued and
 outstanding.................                      202,970             7,722
  Net asset value per share..                 $      10.08      $       9.80
                                              ============      ============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value for Equity Income Fund and 4.75% of the offering price or 4.99% of the net asset value for Government & High Quality Bond Fund and Inflation Protection Fund.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                          INTERNATIONAL                          LARGECAP
                            EMERGING         LARGECAP          S&P 500 INDEX
                          MARKETS FUND      GROWTH FUND            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST....  $134,313,521   $ 571,639,358        $683,247,551
                          ============   =============        ============
FOREIGN CURRENCY--AT
 COST ..................  $  1,464,598   $          --        $         --
                          ============   =============        ============
ASSETS
Investment in
 securities--at value...  $148,296,026   $641,815,885/(c)/    $742,969,424/(c)/
Foreign currency--at
 value..................     1,449,217              --                  --
Cash....................       303,851          13,828             313,837
Receivables:
 Capital Shares sold....        78,641         412,275              47,735
 Dividends and interest.       306,047         334,522             648,558
 Investment securities
  sold..................       785,493      14,638,617             366,356
 Variation margin on
  futures contracts.....            --              --             176,750
Other assets............           201          12,379                 286
                          ------------   -------------        ------------
            Total Assets   151,219,476     657,227,506         744,522,946
LIABILITIES
Accrued management and
 investment advisory
 fees...................        37,461          64,207              20,713
Accrued administrative
 service fees...........           310             509               9,067
Accrued distribution
 fees...................        11,170          16,730              40,390
Accrued service fees....           385             595              11,272
Accrued transfer and
 administrative fees....        57,997         202,554             150,279
Accrued other expenses..         1,748          11,577              37,595
Payables:
 Capital Shares
  reacquired............       376,374         103,639           1,385,688
 Deferred foreign tax...        70,143              --                  --
 Indebtedness...........     3,187,000              --                  --
 Investment securities
  purchased.............     1,030,370      14,478,619             172,328
Collateral obligation on
 securities loaned, at
 value..................            --      18,136,000          16,539,000
                          ------------   -------------        ------------
       Total Liabilities     4,772,958      33,014,430          18,366,332
                          ------------   -------------        ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.....  $146,446,518   $ 624,213,076        $726,156,614
                          ============   =============        ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital........  $116,971,919   $ 722,292,740        $663,532,031
Accumulated
 undistributed
 (overdistributed) net
 investment income
 (operating loss).......       373,192         149,463           5,652,039
Accumulated
 undistributed
 (overdistributed) net
 realized gain (loss)...    15,205,868    (168,405,654)         (2,485,866)
Net unrealized
 appreciation
 (depreciation) of
 investments............    13,912,362      70,176,527          59,458,410
Net unrealized
 appreciation
 (depreciation) on
 translation of assets
 and liabilities in
 foreign currencies.....       (16,823)             --                  --
                          ------------   -------------        ------------
        Total Net Assets  $146,446,518   $ 624,213,076        $726,156,614
                          ============   =============        ============
CAPITAL STOCK (PAR
 VALUE: $.01 A SHARE):
Shares authorized.......   405,000,000     490,000,000         535,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred: Net
 Assets.................  $  2,932,272   $   7,878,401        $103,889,195
  Shares issued and
 outstanding............       152,168       1,072,412          12,001,797
  Net asset value per
 share..................  $      19.27   $        7.35        $       8.66
                          ============   =============        ============

Advisors Select: Net
 Assets.................  $  1,477,057   $   2,211,663        $ 60,110,168
  Shares issued and
 outstanding............        77,039         314,049           6,962,227
  Net asset value per
 share..................  $      19.17   $        7.04        $       8.63
                          ============   =============        ============

Advisors Signature: Net
 Assets.................  $     78,563   $     737,693        $  1,311,945
  Shares issued and
 outstanding............         4,073         104,727             152,453
  Net asset value per
 share..................  $      19.29   $        7.04        $       8.61
                          ============   =============        ============

Class A: Net Assets.....  $ 55,052,905   $ 270,930,281        $ 72,994,125
  Shares issued and
 outstanding............     2,833,758      38,232,591           8,433,259
  Net asset value per
 share..................  $      19.43   $        7.09        $       8.66
  Maximum offering price
 per share /(a)/ .......  $      20.62   $        7.52        $       8.79
                          ============   =============        ============

Class B: Net Assets.....  $  9,519,644   $  35,551,201                 N/A
  Shares issued and
 outstanding............       492,138       5,028,030
  Net asset value per
 share /(b)/............  $      19.34   $        7.07
                          ============   =============

Class J: Net Assets.....  $ 68,970,586   $  20,859,596        $309,861,796
  Shares issued and
 outstanding............     3,639,280       3,065,007          36,182,685
  Net asset value per
 share /(b)/............  $      18.95   $        6.81        $       8.56
                          ============   =============        ============

Institutional: Net
 Assets.................  $  1,506,554   $ 278,729,659        $  4,270,309
  Shares issued and
 outstanding............        77,402      39,285,979             492,271
  Net asset value per
 share..................  $      19.46   $        7.09        $       8.67
                          ============   =============        ============

Preferred: Net Assets...  $  5,847,518   $   3,503,342        $156,817,439
  Shares issued and
 outstanding............       300,900         488,351          17,939,481
  Net asset value per
 share..................  $      19.43   $        7.17        $       8.74
                          ============   =============        ============

Select: Net Assets......  $  1,061,419   $   3,811,240        $ 16,901,637
  Shares issued and
 outstanding............        54,732         523,798           1,943,925
  Net asset value per
 share..................  $      19.39   $        7.28        $       8.69
                          ============   =============        ============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value for International Emerging Markets Fund and LargeCap Growth Fund, and 1.50% of the offering price or 1.52% of the net asset value for LargeCap S&P 500 Index Fund.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                             LARGECAP            MIDCAP             MONEY
                            VALUE FUND         BLEND FUND        MARKET FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST...   $509,662,398       $654,502,902       $  688,960,116
                          ============       ============       ==============
ASSETS
Investment in
 securities--at value..   $546,600,184/(c)/  $763,452,639/(c)/  $  688,960,116
Cash...................         11,588             10,130                7,030
Receivables:
 Capital Shares sold...      2,494,805             90,196            3,084,695
 Dividends and interest        422,410            532,244              255,564
 Investment securities
  sold.................             --          3,626,015                   --
 Variation margin on
  futures contracts....        137,500                 --                   --
Other assets...........         28,332              5,718               26,323
                          ------------       ------------       --------------
           Total Assets    549,694,819        767,716,942          692,333,728
LIABILITIES
Accrued management and
 investment advisory
 fees..................         45,913             92,854               52,758
Accrued administrative
 service fees..........            322                819                1,726
Accrued distribution
 fees..................         12,374             37,199                8,913
Accrued service fees...            408              1,052                2,031
Accrued transfer and
 administrative fees...        142,819            295,183              249,807
Accrued other expenses.          4,860             26,675               14,969
Payables:
 Capital Shares
  reacquired...........        128,873            761,678                5,329
 Investment securities
  purchased............             --          1,873,833                   --
Collateral obligation
 on securities loaned,
 at value..............      6,047,000         23,930,000                   --
                          ------------       ------------       --------------
      Total Liabilities      6,382,569         27,019,293              335,533
                          ------------       ------------       --------------
NET ASSETS APPLICABLE
 TO OUTSTANDING SHARES    $543,312,250       $740,697,649       $  691,998,195
                          ============       ============       ==============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital.......   $490,417,122       $592,910,933       $  691,998,195
Accumulated
 undistributed
 (overdistributed) net
 investment income
 (operating loss)......      3,585,078            819,612                   --
Accumulated
 undistributed
 (overdistributed) net
 realized gain (loss)..     12,647,989         38,017,367                   --
Net unrealized
 appreciation
 (depreciation) of
 investments...........     36,662,061        108,949,737                   --
                          ------------       ------------       --------------
       Total Net Assets   $543,312,250       $740,697,649       $  691,998,195
                          ============       ============       ==============
CAPITAL STOCK (PAR
 VALUE: $.01 A SHARE):
Shares authorized......    405,000,000        405,000,000        2,915,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred: Net
 Assets................   $    651,822       $  3,206,960       $    8,665,388
  Shares issued and
 outstanding...........         57,867            233,718            8,665,388
  Net asset value per
 share.................   $      11.26       $      13.72       $        1.000
                          ============       ============       ==============

Advisors Select: Net
 Assets................   $  3,992,851       $  3,212,194       $    9,179,780
  Shares issued and
 outstanding...........        354,088            235,426            9,179,780
  Net asset value per
 share.................   $      11.28       $      13.64       $        1.000
                          ============       ============       ==============

Advisors Signature: Net
 Assets................   $    217,380       $    277,865       $    8,627,228
  Shares issued and
 outstanding...........         19,292             20,315            8,627,228
  Net asset value per
 share.................   $      11.27       $      13.68       $        1.000
                          ============       ============       ==============

Class A: Net Assets....   $281,278,209       $517,869,624       $  344,588,589
  Shares issued and
 outstanding...........     24,793,144         37,591,747          344,588,589
  Net asset value per
 share.................   $      11.34       $      13.78       $        1.000
  Maximum offering
 price per share /(a)/    $      12.03       $      14.62       $        1.000
                          ============       ============       ==============

Class B: Net Assets....   $ 24,514,720       $ 71,899,370       $    3,098,603
  Shares issued and
 outstanding...........      2,164,294          5,224,401            3,098,603
  Net asset value per
 share /(b)/...........   $      11.33       $      13.76       $        1.000
                          ============       ============       ==============

Class J: Net Assets....   $ 28,185,028       $117,300,109       $  143,460,283
  Shares issued and
 outstanding...........      2,517,928          8,673,530          143,460,283
  Net asset value per
 share /(b)/...........   $      11.19       $      13.52       $        1.000
                          ============       ============       ==============

Institutional: Net
 Assets................   $197,922,618       $     12,164       $  140,592,255
  Shares issued and
 outstanding...........     17,426,527                882          140,592,255
  Net asset value per
 share.................   $      11.36       $      13.79       $        1.000
                          ============       ============       ==============

Preferred: Net Assets..   $  5,810,006       $ 23,927,281       $   30,291,186
  Shares issued and
 outstanding...........        511,825          1,736,039           30,291,186
  Net asset value per
 share.................   $      11.35       $      13.78       $        1.000
                          ============       ============       ==============

Select: Net Assets.....   $    739,616       $  2,992,082       $    3,494,883
  Shares issued and
 outstanding...........         65,551            215,187            3,494,883
  Net asset value per
 share.................   $      11.28       $      13.90       $        1.000
                          ============       ============       ==============



/(a) /Maximum offering price equals net asset value plus a font-end sales charge of 5.75% of the offering price or 6.10% of the net asset value for LargeCap Value Fund and MidCap Blend Fund. No front-end sales charge applies to Money Market Fund.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                            PARTNERS           PARTNERS            PARTNERS
                            LARGECAP           LARGECAP            LARGECAP
                            BLEND FUND       BLEND FUND I        GROWTH FUND I
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST..   $780,501,768       $184,185,643       $  897,347,124
                         ============       ============       ==============
ASSETS
Investment in
 securities--at value.   $824,703,315/(c)/  $195,777,460/(c)/  $ 989,178,485/(c)/
Cash..................      6,518,614            990,703           11,289,507
Receivables:
 Capital Shares sold..        776,146                 --                   --
 Dividends and
  interest............        509,287            124,126              225,711
 Investment securities
  sold................      3,176,070            213,648            6,713,657
 Variation margin on
  futures contracts...         50,500                 --                   --
Other assets..........             45              2,310                  510
                         ------------       ------------       --------------
          Total Assets    835,733,977        197,108,247        1,007,407,870
LIABILITIES
Accrued management and
 investment advisory
 fees.................        113,694             16,473              133,798
Accrued administrative
 service fees.........          2,934                301                2,514
Accrued distribution
 fees.................         16,185                451               10,489
Accrued service fees..          3,660                374                3,090
Accrued transfer and
 administrative fees..         64,501            121,015               70,533
Accrued other expenses          1,393              5,296                1,433
Payables:
 Capital Shares
  reacquired..........         31,624          1,007,029              649,063
 Indebtedness.........             --            200,500                   --
 Investment securities
  purchased...........      4,090,268            428,553            4,728,396
Collateral obligation
 on securities loaned,
 at value.............     23,696,000          3,054,000           46,418,000
                         ------------       ------------       --------------
     Total Liabilities     28,020,259          4,833,992           52,017,316
                         ------------       ------------       --------------
NET ASSETS APPLICABLE
 TO OUTSTANDING SHARES   $807,713,718       $192,274,255       $  955,390,554
                         ============       ============       ==============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital......   $725,710,818       $197,784,831       $  841,777,003
Accumulated
 undistributed
 (overdistributed) net
 investment income
 (operating loss).....      4,031,606            339,194                   --
Accumulated
 undistributed
 (overdistributed) net
 realized gain (loss).     33,909,047        (17,440,667)          21,782,190
Net unrealized
 appreciation
 (depreciation) of
 investments..........     44,062,247         11,590,897           91,831,361
                         ------------       ------------       --------------
      Total Net Assets   $807,713,718       $192,274,255       $  955,390,554
                         ============       ============       ==============
CAPITAL STOCK (PAR
 VALUE: $.01 A SHARE):
Shares authorized.....    440,000,000        405,000,000          490,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred:
 Net Assets...........   $ 25,026,120       $  1,095,374       $   32,154,337
  Shares issued and
 outstanding..........      2,435,634            130,788            4,003,777
  Net asset value per
 share................   $      10.27       $       8.38       $         8.03
                         ============       ============       ==============

Advisors Select: Net
 Assets...............   $ 29,275,344       $  3,572,243       $   22,932,678
  Shares issued and
 outstanding..........      2,865,425            428,222            2,925,489
  Net asset value per
 share................   $      10.22       $       8.34       $         7.84
                         ============       ============       ==============

Advisors Signature:
 Net Assets...........   $    257,123       $     11,268       $      250,399
  Shares issued and
 outstanding..........         24,973              1,356               31,145
  Net asset value per
 share................   $      10.30       $       8.31       $         8.04
                         ============       ============       ==============

Class A: Net Assets...   $ 52,210,654       $126,739,288       $   48,781,656
  Shares issued and
 outstanding..........      5,045,032         15,163,821            6,034,233
  Net asset value per
 share................   $      10.35       $       8.36       $         8.08
  Maximum offering
 price per share /(a)/   $      10.98       $       8.87       $         8.57
                         ============       ============       ==============

Class B: Net Assets...   $ 22,977,369       $ 21,616,619       $   14,706,843
  Shares issued and
 outstanding..........      2,225,668          2,590,178            1,824,290
  Net asset value per
 share /(b)/..........   $      10.32       $       8.35       $         8.06
                         ============       ============       ==============

Class J: Net Assets...   $ 69,766,140       $ 33,926,178       $   27,705,721
  Shares issued and
 outstanding..........      6,908,033          4,100,476            3,631,560
  Net asset value per
 share /(b)/..........   $      10.10       $       8.27       $         7.63
                         ============       ============       ==============

Institutional: Net
 Assets...............   $557,357,077       $      9,318       $  775,660,365
  Shares issued and
 outstanding..........     53,724,029              1,112           95,698,883
  Net asset value per
 share................   $      10.37       $       8.38       $         8.11
                         ============       ============       ==============

Preferred: Net Assets.   $ 42,290,209       $  3,470,382       $   29,757,551
  Shares issued and
 outstanding..........      4,098,921            411,994            3,697,932
  Net asset value per
 share................   $      10.32       $       8.42       $         8.05
                         ============       ============       ==============

Select: Net Assets....   $  8,553,682       $  1,833,585       $    3,441,004
  Shares issued and
 outstanding..........        827,668            218,494              431,278
  Net asset value per
 share................   $      10.33       $       8.39       $         7.98
                         ============       ============       ==============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                            PARTNERS            PARTNERS             PARTNERS
                         LARGECAP GROWTH     LARGECAP VALUE        MIDCAP GROWTH
                             FUND II              FUND                 FUND
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST..   $722,661,574       $1,476,696,297        $380,334,526
                         ============       ==============        ============
ASSETS
Investment in
 securities--at value.   $765,577,495/(c)/  $1,693,774,260/(c)/   $412,419,951/(c)/
Cash..................     18,816,964           42,950,805          10,495,818
Receivables:
 Capital Shares sold..             --              614,399              73,515
 Dividends and
  interest............        347,281            1,627,036              23,182
 Expense reimbursement
  from Manager........          3,079                   --                  --
 Foreign currency
  contracts...........        176,982                   --                  --
 Investment securities
  sold................      9,127,118                   --           4,529,613
Other assets..........             --                   48                 135
Prepaid expenses......          2,541                   --               1,897
                         ------------       --------------        ------------
          Total Assets    794,051,460        1,738,966,548         427,544,111
LIABILITIES
Accrued management and
 investment advisory
 fees.................        147,907              255,163              70,374
Accrued administrative
 service fees.........          1,585                5,345               1,103
Accrued distribution
 fees.................          2,506               18,607               6,498
Accrued service fees..          1,960                6,579               1,343
Accrued transfer and
 administrative fees..          6,598               68,492              39,719
Accrued other expenses             --                  906                  --
Payables:
 Capital Shares
  reacquired..........      1,194,331              890,057             230,277
 Investment securities
  purchased...........      7,782,020              444,650           3,121,422
Collateral obligation
 on securities loaned,
 at value.............        325,000            3,540,000          52,442,000
                         ------------       --------------        ------------
     Total Liabilities      9,461,907            5,229,799          55,912,736
                         ------------       --------------        ------------
NET ASSETS APPLICABLE
 TO OUTSTANDING SHARES   $784,589,553       $1,733,736,749        $371,631,375
                         ============       ==============        ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital......   $732,162,220       $1,433,527,283        $345,467,255
Accumulated
 undistributed
 (overdistributed) net
 investment income
 (operating loss).....        651,588           17,059,860                  --
Accumulated
 undistributed
 (overdistributed) net
 realized gain (loss).      8,682,842           66,071,643          (5,921,305)
Net unrealized
 appreciation
 (depreciation) of
 investments..........     42,915,921          217,077,963          32,085,425
Net unrealized
 appreciation
 (depreciation) on
 translation of assets
 and liabilities in
 foreign currencies...        176,982                   --                  --
                         ------------       --------------        ------------
      Total Net Assets   $784,589,553       $1,733,736,749        $371,631,375
                         ============       ==============        ============
CAPITAL STOCK (PAR
 VALUE: $.01 A SHARE):
Shares authorized.....    420,000,000          500,000,000         405,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred:
 Net Assets...........   $  8,540,001       $   58,190,404        $ 17,157,659
  Shares issued and
 outstanding..........      1,075,935            4,238,188           1,907,479
  Net asset value per
 share................   $       7.94       $        13.73        $       8.99
                         ============       ==============        ============

Advisors Select: Net
 Assets...............   $ 13,504,149       $   43,523,345        $  9,865,780
  Shares issued and
 outstanding..........      1,715,020            3,260,230           1,123,096
  Net asset value per
 share................   $       7.87       $        13.35        $       8.78
                         ============       ==============        ============

Advisors Signature:
 Net Assets...........   $    163,806       $      383,145        $    156,296
  Shares issued and
 outstanding..........         20,203               28,571              17,933
  Net asset value per
 share................   $       8.11       $        13.41        $       8.72
                         ============       ==============        ============

Class A: Net Assets...   $    141,058       $   53,805,972        $ 25,628,469
  Shares issued and
 outstanding..........         17,309            3,983,056           2,920,731
  Net asset value per
 share................   $       8.15       $        13.51        $       8.77
  Maximum offering
 price per share /(a)/   $       8.65       $        14.33        $       9.31
                         ============       ==============        ============

Class B: Net Assets...            N/A       $   20,508,795        $ 10,435,807
  Shares issued and
 outstanding..........                           1,522,364           1,192,365
  Net asset value per
 share /(b)/..........                      $        13.47        $       8.75
                                            ==============        ============

Class J: Net Assets...   $ 10,661,369       $   69,104,090        $ 22,010,780
  Shares issued and
 outstanding..........      1,382,899            5,179,778           2,612,264
  Net asset value per
 share /(b)/..........   $       7.71       $        13.34        $       8.43
                         ============       ==============        ============

Institutional: Net
 Assets...............   $715,194,804       $1,397,435,063        $275,439,101
  Shares issued and
 outstanding..........     87,565,139          103,198,371          31,305,602
  Net asset value per
 share................   $       8.17       $        13.54        $       8.80
                         ============       ==============        ============

Preferred: Net Assets.   $ 20,414,435       $   67,031,583        $ 10,711,536
  Shares issued and
 outstanding..........      2,535,081            4,960,158           1,185,283
  Net asset value per
 share................   $       8.05       $        13.51        $       9.04
                         ============       ==============        ============

Select: Net Assets....   $ 15,969,931       $   23,754,352        $    225,947
  Shares issued and
 outstanding..........      1,992,500            1,765,383              25,242
  Net asset value per
 share................   $       8.02       $        13.46        $       8.95
                         ============       ==============        ============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                            PARTNERS           PARTNERS            PARTNERS
                          MIDCAP GROWTH      MIDCAP VALUE       SMALLCAP GROWTH
                              FUND I              FUND              FUND II
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST..   $240,523,912       $563,991,841        $431,057,935
                         ============       ============        ============
ASSETS
Investment in
 securities--at value.   $262,056,975/(c)/  $584,368,844/(c)/   $491,443,981/(c)/
Cash..................      4,789,379         24,988,833          17,508,825
Receivables:
 Capital Shares sold..            359            299,497                  --
 Dividends and
  interest............         67,017            152,279              79,112
 Expense reimbursement
  from Manager........          2,402              6,403                 374
 Investment securities
  sold................             --          4,517,867             667,145
Other assets..........             --                 --                  35
Prepaid expenses......          6,507              2,846               5,878
                         ------------       ------------        ------------
          Total Assets    266,922,639        614,336,569         509,705,350
LIABILITIES
Accrued management and
 investment advisory
 fees.................         48,137            101,699              85,626
Accrued administrative
 service fees.........             89              1,977                 980
Accrued distribution
 fees.................            118              9,546               3,818
Accrued service fees..            107              2,425               1,208
Accrued transfer and
 administrative fees..          1,281             37,858              24,165
Payables:
 Capital Shares
  reacquired..........        632,569                 --             544,520
 Investment securities
  purchased...........             --         10,228,120           1,935,455
Collateral obligation
 on securities loaned,
 at value.............     12,336,000         65,078,000          55,813,000
                         ------------       ------------        ------------
     Total Liabilities     13,018,301         75,459,625          58,408,772
                         ------------       ------------        ------------
NET ASSETS APPLICABLE
 TO OUTSTANDING SHARES   $253,904,338       $538,876,944        $451,296,578
                         ============       ============        ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital......   $216,884,312       $469,782,308        $368,498,846
Accumulated
 undistributed
 (overdistributed) net
 investment income
 (operating loss).....             --            276,238                  --
Accumulated
 undistributed
 (overdistributed) net
 realized gain (loss).     15,486,963         48,441,395          22,411,686
Net unrealized
 appreciation
 (depreciation) of
 investments..........     21,533,063         20,377,003          60,386,046
                         ------------       ------------        ------------
      Total Net Assets   $253,904,338       $538,876,944        $451,296,578
                         ============       ============        ============
CAPITAL STOCK (PAR
 VALUE: $.01 A SHARE):
Shares authorized.....    380,000,000        390,000,000         390,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred:
 Net Assets...........   $  1,205,544       $ 19,277,463        $ 10,968,716
  Shares issued and
 outstanding..........        102,145          1,290,963           1,266,837
  Net asset value per
 share................   $      11.80       $      14.93        $       8.66
                         ============       ============        ============

Advisors Select: Net
 Assets...............   $    522,387       $ 19,167,441        $ 10,397,318
  Shares issued and
 outstanding..........         44,401          1,312,914           1,221,968
  Net asset value per
 share................   $      11.77       $      14.60        $       8.51
                         ============       ============        ============

Advisors Signature:
 Net Assets...........   $    130,470       $    144,922        $     56,934
  Shares issued and
 outstanding..........         11,059              9,668               6,466
  Net asset value per
 share................   $      11.80       $      14.99        $       8.81
                         ============       ============        ============

Class A: Net Assets...   $    364,847       $  2,196,448        $ 13,137,225
  Shares issued and
 outstanding..........         30,729            145,605           1,484,279
  Net asset value per
 share................   $      11.87       $      15.08        $       8.85
  Maximum offering
 price per share /(a)/   $      12.59       $      16.00        $       9.39
                         ============       ============        ============

Class B: Net Assets...            N/A       $    426,954        $  6,720,156
  Shares issued and
 outstanding..........                            28,378             761,155
  Net asset value per
 share /(b)/..........                      $      15.05        $       8.83
                                            ============        ============

Class J: Net Assets...            N/A       $ 75,737,352        $  9,482,727
  Shares issued and
 outstanding..........                         5,236,642           1,158,105
  Net asset value per
 share /(b)/..........                      $      14.46        $       8.19
                                            ============        ============

Institutional: Net
 Assets...............   $250,351,169       $390,103,541        $387,864,316
  Shares issued and
 outstanding..........     21,045,100         25,802,423          43,691,188
  Net asset value per
 share................   $      11.90       $      15.12        $       8.88
                         ============       ============        ============

Preferred: Net Assets.   $  1,016,263       $ 20,642,462        $ 10,930,279
  Shares issued and
 outstanding..........         85,606          1,378,956           1,245,231
  Net asset value per
 share................   $      11.87       $      14.97        $       8.78
                         ============       ============        ============

Select: Net Assets....   $    313,658       $ 11,180,361        $  1,738,907
  Shares issued and
 outstanding..........         26,510            751,255             199,760
  Net asset value per
 share................   $      11.83       $      14.88        $       8.70
                         ============       ============        ============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                                      PREFERRED     PRINCIPAL      PRINCIPAL
                                     SECURITIES      LIFETIME       LIFETIME
                                        FUND        2010 FUND      2020 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Investment in affiliated
 securities--at cost..............  $         --   $558,518,056   $919,186,631
Investment in securities--at cost.   354,564,748             --             --
                                    ------------   ------------   ------------
TOTAL INVESTMENTS--AT COST .......  $354,564,748   $558,518,056   $919,186,631
                                    ============   ============   ============
ASSETS
Investment in affiliated
 securities--at value.............  $         --   $595,139,470   $987,813,475
Investment in securities--at value   347,460,407             --             --
Cash..............................     4,656,066             --             --
Receivables:
 Capital Shares sold..............     3,134,296          3,755      1,021,262
 Dividends and interest...........     2,651,048        683,833        816,928
 Expense reimbursement from
  Manager.........................         2,500          1,602          2,096
Prepaid expenses..................            --          1,672          5,225
                                    ------------   ------------   ------------
                      Total Assets   357,904,317    595,830,332    989,658,986
LIABILITIES
Accrued management and investment
 advisory fees....................        50,864         13,910         22,968
Accrued administrative service
 fees.............................             2          2,220          3,720
Accrued distribution fees.........         2,431         12,812         22,273
Accrued service fees..............             2          2,700          4,526
Accrued transfer and
 administrative fees..............        13,084         13,675         26,000
Accrued other expenses............           804             --             --
Payables:
 Capital Shares reacquired........       218,386        512,279             --
 Investment securities purchased..       492,067             --             --
                                    ------------   ------------   ------------
                 Total Liabilities       777,640        557,596         79,487
                                    ------------   ------------   ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES...............  $357,126,677   $595,272,736   $989,579,499
                                    ============   ============   ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital..................  $366,858,060   $547,054,140   $904,093,046
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)..........     1,542,993      7,485,578      8,336,147
Accumulated undistributed
 (overdistributed) net realized
 gain (loss)......................    (4,170,035)     4,111,604      8,523,462
Net unrealized appreciation
 (depreciation) of investments....    (7,104,341)    36,621,414     68,626,844
                                    ------------   ------------   ------------
                  Total Net Assets  $357,126,677   $595,272,736   $989,579,499
                                    ============   ============   ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized.................   405,000,000    405,000,000    455,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets....  $      9,756   $ 20,693,735   $ 33,720,641
  Shares issued and outstanding...           926      1,719,318      2,759,429
  Net asset value per share.......  $      10.54   $      12.04   $      12.22
                                    ============   ============   ============

Advisors Select: Net Assets.......  $     14,859   $ 21,111,446   $ 35,959,220
  Shares issued and outstanding...         1,412      1,758,762      2,953,136
  Net asset value per share.......  $      10.52   $      12.00   $      12.18
                                    ============   ============   ============

Advisors Signature: Net Assets....  $      9,449   $  1,342,850   $  2,798,774
  Shares issued and outstanding...           895        111,425        228,918
  Net asset value per share.......  $      10.56   $      12.05   $      12.23
                                    ============   ============   ============

Class A: Net Assets...............  $  2,174,175   $  3,069,850   $  3,654,905
  Shares issued and outstanding...       205,190        253,574        297,703
  Net asset value per share.......  $      10.60   $      12.11   $      12.28
  Maximum offering price per share
 /(a)/ ...........................  $      11.13   $      12.85   $      13.03
                                    ============   ============   ============

Class B: Net Assets...............           N/A            N/A   $    978,898
  Shares issued and outstanding...                                      80,005
  Net asset value per share /(b)/                                 $      12.24
                                                                  ============

Class J: Net Assets...............  $ 24,037,128   $106,539,199   $187,253,123
  Shares issued and outstanding...     2,294,540      8,830,404     15,302,812
  Net asset value per share /(b)/   $      10.48   $      12.07   $      12.24
                                    ============   ============   ============

Institutional: Net Assets.........  $330,861,767   $408,886,386   $668,863,375
  Shares issued and outstanding...    31,282,295     33,645,933     54,293,145
  Net asset value per share.......  $      10.58   $      12.15   $      12.32
                                    ============   ============   ============

Preferred: Net Assets.............  $      9,777   $ 21,733,193   $ 37,539,573
  Shares issued and outstanding...           926      1,797,185      3,059,681
  Net asset value per share.......  $      10.56   $      12.09   $      12.27
                                    ============   ============   ============

Select: Net Assets................  $      9,766   $ 11,896,077   $ 18,810,990
  Shares issued and outstanding...           926        985,813      1,536,524
  Net asset value per share.......  $      10.55   $      12.07   $      12.24
                                    ============   ============   ============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value for Preferred Securities Fund, and 5.75% of the offering price or 6.10% of the net asset value for Principal LifeTime 2010 Fund and Principal LifeTime 2020 Fund.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                                      PRINCIPAL     PRINCIPAL      PRINCIPAL
                                       LIFETIME      LIFETIME       LIFETIME
                                      2030 FUND     2040 FUND      2050 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN AFFILIATED
 SECURITIES--AT COST...............  $724,207,715  $310,623,756   $141,815,930
                                     ============  ============   ============
ASSETS
Investment in affiliated
 securities--at value..............  $797,269,382  $339,213,003   $155,713,044
Receivables:
 Capital Shares sold...............       817,146       495,386        999,908
 Dividends and interest............       497,550       148,011         33,650
 Expense reimbursement from Manager         3,674         5,397          3,129
Prepaid expenses...................         2,611         7,391          4,349
                                     ------------  ------------   ------------
                       Total Assets   798,590,363   339,869,188    156,754,080
LIABILITIES
Accrued management and investment
 advisory fees.....................        18,503         7,859          3,605
Accrued administrative service fees         3,200         1,246            477
Accrued distribution fees..........        18,728         6,452          1,498
Accrued service fees...............         3,890         1,513            581
Accrued transfer and administrative
 fees..............................        41,057        16,008          5,282
                                     ------------  ------------   ------------
                  Total Liabilities        85,378        33,078         11,443
                                     ------------  ------------   ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES................  $798,504,985  $339,836,110   $156,742,637
                                     ============  ============   ============

NET ASSETS CONSIST OF:
Capital Shares and additional
 paid-in-capital...................  $712,863,844  $307,103,094   $141,204,876
Accumulated undistributed
 (overdistributed) net investment
 income (operating loss)...........     4,395,714     1,018,629        161,696
Accumulated undistributed
 (overdistributed) net realized
 gain (loss).......................     8,183,760     3,125,140      1,478,951
Net unrealized appreciation
 (depreciation) of investments.....    73,061,667    28,589,247     13,897,114
                                     ------------  ------------   ------------
                   Total Net Assets  $798,504,985  $339,836,110   $156,742,637
                                     ============  ============   ============
CAPITAL STOCK (PAR VALUE: $.01 A
 SHARE):
Shares authorized..................   455,000,000   405,000,000    405,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets.....  $ 27,966,926  $ 14,823,786   $  4,370,931
  Shares issued and outstanding....     2,318,435     1,221,801        373,251
  Net asset value per share........  $      12.06  $      12.13   $      11.71
                                     ============  ============   ============

Advisors Select: Net Assets........  $ 30,521,681  $ 11,021,927   $  5,997,817
  Shares issued and outstanding....     2,541,436       909,877        513,447
  Net asset value per share........  $      12.01  $      12.11   $      11.68
                                     ============  ============   ============

Advisors Signature: Net Assets.....  $  1,365,983  $    455,421   $    172,444
  Shares issued and outstanding....       113,569        37,534         14,738
  Net asset value per share........  $      12.03  $      12.13   $      11.70
                                     ============  ============   ============

Class A: Net Assets................  $  2,563,767  $  1,432,663   $    552,907
  Shares issued and outstanding....       212,449       117,587         47,113
  Net asset value per share........  $      12.07  $      12.18   $      11.74
  Maximum offering price per share
 /(a)/ ............................  $      12.81  $      12.92   $      12.46
                                     ============  ============   ============

Class B: Net Assets................  $    788,757  $    621,409            N/A
  Shares issued and outstanding....        65,522        51,088
  Net asset value per share /(b)/ .  $      12.04  $      12.16
                                     ============  ============

Class J: Net Assets................  $157,395,674  $ 50,857,607   $  9,276,213
  Shares issued and outstanding....    13,055,489     4,194,654        802,910
  Net asset value per share /(b)/ .  $      12.06  $      12.12   $      11.55
                                     ============  ============   ============

Institutional: Net Assets..........  $525,906,260  $243,275,488   $130,966,016
  Shares issued and outstanding....    43,385,026    19,876,274     11,103,299
  Net asset value per share........  $      12.12  $      12.24   $      11.80
                                     ============  ============   ============

Preferred: Net Assets..............  $ 28,290,377  $ 11,798,827   $  3,731,012
  Shares issued and outstanding....     2,338,330       967,203        317,190
  Net asset value per share........  $      12.10  $      12.20   $      11.76
                                     ============  ============   ============

Select: Net Assets.................  $ 23,705,560  $  5,548,982   $  1,675,297
  Shares issued and outstanding....     1,926,403       456,609        142,665
  Net asset value per share........  $      12.31  $      12.15   $      11.74
                                     ============  ============   ============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                            PRINCIPAL
                        LIFETIME STRATEGIC    REAL ESTATE         SHORT-TERM
                           INCOME FUND      SECURITIES FUND       BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment in
 affiliated
 securities--at cost..     $261,226,541     $         --       $         --
Investment in
 securities--at cost..               --      625,342,428        204,695,504
                           ------------     ------------       ------------
TOTAL INVESTMENTS--AT
 COST ................     $261,226,541     $625,342,428       $204,695,504
                           ============     ============       ============
ASSETS
Investment in
 affiliated
 securities--at value.     $271,113,631     $         --       $         --
Investment in
 securities--at value.               --      788,126,672/(c)/   202,343,157/(c)/
Cash..................               --           12,420          1,067,346
Receivables:
 Capital Shares sold..          543,961          105,804          1,086,939
 Dividends and
  interest............          346,498          166,706          1,480,302
 Expense reimbursement
  from Manager........            1,630               --                 --
 Investment securities
  sold................               --           76,227              2,873
Other assets..........               --              176                318
Prepaid expenses......            4,080               --                 --
                           ------------     ------------       ------------
          Total Assets      272,009,800      788,488,005        205,980,935
LIABILITIES
Accrued management and
 investment advisory
 fees.................            6,335          122,582             14,571
Accrued administrative
 service fees.........              884            3,002                212
Accrued distribution
 fees.................            6,638           24,659              8,063
Accrued service fees..            1,074            3,746                272
Accrued transfer and
 administrative fees..            8,215          113,202             48,449
Accrued other expenses               --           13,272                408
Payables:
 Capital Shares
  reacquired..........               --        1,292,969            426,007
 Dividends payable....               --               --            647,881
 Indebtedness.........               --               --            520,000
 Investment securities
  purchased...........               --        4,222,390          3,118,637
 Reverse repurchase
  agreements..........               --               --         10,876,397
 Unrealized loss on
  swap agreements.....               --               --            103,093
Collateral obligation
 on securities loaned,
 at value.............               --       12,387,000            567,000
                           ------------     ------------       ------------
     Total Liabilities           23,146       18,182,822         16,330,990
                           ------------     ------------       ------------
NET ASSETS APPLICABLE
 TO OUTSTANDING SHARES     $271,986,654     $770,305,183       $189,649,945
                           ============     ============       ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital......     $254,634,877     $582,766,440       $198,820,177
Accumulated
 undistributed
 (overdistributed) net
 investment income
 (operating loss).....        4,718,228          956,212           (576,909)
Accumulated
 undistributed
 (overdistributed) net
 realized gain (loss).        2,746,459       23,798,287         (6,137,883)
Net unrealized
 appreciation
 (depreciation) of
 investments..........        9,887,090      162,784,244         (2,455,440)
                           ------------     ------------       ------------
      Total Net Assets     $271,986,654     $770,305,183       $189,649,945
                           ============     ============       ============
CAPITAL STOCK (PAR
 VALUE: $.01 A SHARE):
Shares authorized.....      405,000,000      405,000,000        405,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred:
 Net Assets...........     $ 11,687,937     $ 32,336,227       $  1,949,839
  Shares issued and
 outstanding..........          980,935        1,598,725            194,603
  Net asset value per
 share................     $      11.92     $      20.23       $      10.02
                           ============     ============       ============

Advisors Select: Net
 Assets...............     $  7,958,477     $ 18,933,493       $    131,052
  Shares issued and
 outstanding..........          668,573          944,494             13,185
  Net asset value per
 share................     $      11.90     $      20.05       $       9.94
                           ============     ============       ============

Advisors Signature:
 Net Assets...........     $    275,420     $    406,177       $     10,006
  Shares issued and
 outstanding..........           23,076           19,925              1,005
  Net asset value per
 share................     $      11.94     $      20.39       $       9.96
                           ============     ============       ============

Class A: Net Assets...     $  1,832,318     $ 80,893,708       $122,471,331
  Shares issued and
 outstanding..........          152,958        3,959,218         12,283,891
  Net asset value per
 share................     $      11.98     $      20.43       $       9.97
  Maximum offering
 price per share /(a)/     $      12.71     $      21.68       $      10.12
                           ============     ============       ============

Class B: Net Assets...              N/A     $ 22,711,855                N/A
  Shares issued and
 outstanding..........                         1,111,132
  Net asset value per
 share /(b)/..........                      $      20.44
                                            ============

Class J: Net Assets...     $ 57,535,595     $147,059,365       $ 45,824,388
  Shares issued and
 outstanding..........        4,824,513        7,283,804          4,592,498
  Net asset value per
 share /(b)/..........     $      11.93     $      20.19       $       9.98
                           ============     ============       ============

Institutional: Net
 Assets...............     $182,132,417     $405,696,364       $ 12,276,270
  Shares issued and
 outstanding..........       15,141,356       19,880,899          1,231,445
  Net asset value per
 share................     $      12.03     $      20.41       $       9.97
                           ============     ============       ============

Preferred: Net Assets.     $  8,703,367     $ 54,931,753       $  6,242,039
  Shares issued and
 outstanding..........          725,551        2,728,219            626,897
  Net asset value per
 share................     $      12.00     $      20.13       $       9.96
                           ============     ============       ============

Select: Net Assets....     $  1,861,123     $  7,336,241       $    745,020
  Shares issued and
 outstanding..........          155,730          364,516             75,353
  Net asset value per
 share................     $      11.95     $      20.13       $       9.89
                           ============     ============       ============


/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value for Principal LifeTime Strategic Income Fund, 5.75% of the offering price or 6.10% of the net asset value for Real Estate Securities Fund, and 1.50% of the offering price or 1.52% of the net asset value for Short-Term Bond Fund.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                               SMALLCAP           SMALLCAP         TAX-EXEMPT
                              BLEND FUND         VALUE FUND        BOND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST.....   $297,917,068       $118,900,902       $161,249,528
                            ============       ============       ============
ASSETS
Investment in
 securities--at value....   $317,983,886/(c)/  $124,989,633/(c)/  $162,927,149
Cash.....................         11,025             11,014             16,139
Receivables:
 Capital Shares sold.....            712            199,787            179,064
 Dividends and interest..        127,208             72,733          2,295,615
 Expense reimbursement
  from Manager...........             --              6,006             19,668
 Investment securities
  sold...................      1,720,672            764,962                 --
 Variation margin on
  futures contracts......         27,800                 --                 --
Other assets.............            730                 --              8,725
Prepaid expenses.........             --              5,198              9,755
                            ------------       ------------       ------------
             Total Assets    319,872,033        126,049,333        165,456,115
LIABILITIES
Accrued management and
 investment advisory fees         39,188             16,325             15,762
Accrued administrative
 service fees............            246                531                N/A
Accrued distribution fees         19,210              5,001             83,160
Accrued service fees.....            315                667                N/A
Accrued transfer and
 administrative fees.....        128,055             22,001             17,034
Accrued other expenses...         14,573                 --                 --
Payables:
 Capital Shares
  reacquired.............      1,061,195                 --              8,500
 Dividends payable.......             --                 --            438,750
 Investment securities
  purchased..............      2,675,936          1,666,268          1,020,650
Collateral obligation on
 securities loaned, at
 value...................     40,292,000          8,658,000                 --
                            ------------       ------------       ------------
        Total Liabilities     44,230,718         10,368,793          1,583,856
                            ------------       ------------       ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES......   $275,641,315       $115,680,540       $163,872,259
                            ============       ============       ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital.........   $240,448,202       $100,461,509       $161,654,716
Accumulated undistributed
 (overdistributed) net
 investment income
 (operating loss)........             --            168,782            539,922
Accumulated undistributed
 (overdistributed) net
 realized gain (loss)....     15,168,295          8,961,518                 --
Net unrealized
 appreciation
 (depreciation) of
 investments.............     20,024,818          6,088,731          1,677,621
                            ------------       ------------       ------------
         Total Net Assets   $275,641,315       $115,680,540       $163,872,259
                            ============       ============       ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized........    405,000,000        405,000,000        100,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred: Net
 Assets..................   $    682,049       $  6,032,520                N/A
  Shares issued and
 outstanding.............         43,045            345,313
  Net asset value per
 share...................   $      15.85       $      17.47
                            ============       ============

Advisors Select: Net
 Assets..................   $  2,057,330       $  3,266,417                N/A
  Shares issued and
 outstanding.............        130,678            188,317
  Net asset value per
 share...................   $      15.74       $      17.35
                            ============       ============

Advisors Signature: Net
 Assets..................   $     10,960       $     11,880                N/A
  Shares issued and
 outstanding.............            693                683
  Net asset value per
 share...................   $      15.82       $      17.39
                            ============       ============

Class A: Net Assets......   $ 97,132,967       $  1,302,265       $156,023,064
  Shares issued and
 outstanding.............      6,096,409             74,450         13,154,711
  Net asset value per
 share...................   $      15.93       $      17.49       $      11.86
  Maximum offering price
 per share /(a)/ ........   $      16.90       $      18.56       $      12.45
                            ============       ============       ============

Class B: Net Assets......   $ 25,241,518       $    439,122       $  7,849,195
  Shares issued and
 outstanding.............      1,588,945             25,028            657,423
  Net asset value per
 share /(b)/.............   $      15.89       $      17.55       $      11.94
                            ============       ============       ============

Class J: Net Assets......   $113,606,712       $ 46,465,449                N/A
  Shares issued and
 outstanding.............      7,376,047          2,729,509
  Net asset value per
 share /(b)/.............   $      15.40       $      17.02
                            ============       ============

Institutional: Net Assets   $ 31,109,210       $ 46,907,662                N/A
  Shares issued and
 outstanding.............      1,948,257          2,674,198
  Net asset value per
 share...................   $      15.97       $      17.54
                            ============       ============

Preferred: Net Assets....   $  5,772,874       $ 10,672,368                N/A
  Shares issued and
 outstanding.............        359,012            605,415
  Net asset value per
 share...................   $      16.08       $      17.63
                            ============       ============

Select: Net Assets.......   $     27,695       $    582,857                N/A
  Shares issued and
 outstanding.............          1,739             33,201
  Net asset value per
 share...................   $      15.93       $      17.56
                            ============       ============



/(a) /Maximum offering price equals net asset value plus a front-end sales charge of 5.75% of the offering price or 6.10% of the net asset value for SmallCap Blend Fund and Smallcap Value Fund, and 4.75% of the offering price or 4.99% of the net asset value for Tax-Exempt Bond Fund.
/(b) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(c) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                            BOND & MORTGAGE  DISCIPLINED
                              SECURITIES       LARGECAP        DIVERSIFIED
                                 FUND         BLEND FUND    INTERNATIONAL FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends................   $         --    $ 7,193,161       $ 5,407,141
 Withholding tax on
  foreign dividends.......             --             --          (624,206)
 Interest.................     45,909,358        371,292           160,036
 Securities lending.......          6,473             --                --
                             ------------    -----------       -----------
              Total Income     45,915,831      7,564,453         4,942,971
Expenses:
 Management and investment
  advisory fees...........      5,132,094      2,484,913         2,283,907
 Distribution fees -
  Advisors Preferred......         81,210             62            24,975
 Distribution fees -
  Advisors Select.........        108,105            259            20,999
 Distribution fees -
  Advisors Signature......          1,011             37               383
 Distribution fees - Class
  A.......................        116,998         63,346           200,362
 Distribution fees - Class
  B.......................         76,139         26,158            83,498
 Distribution fees - Class
  J.......................        938,939            N/A           421,475
 Distribution fees -
  Select..................          6,306             60             1,205
 Administrative service
  fees - Advisors
  Preferred...............         48,726             37            14,985
 Administrative service
  fees - Advisors Select..         72,071            173            13,999
 Administrative service
  fees - Advisors
  Signature...............            809             30               306
 Administrative service
  fees - Preferred........         63,563             11            16,275
 Administrative service
  fees - Select...........          8,197             78             1,566
 Registration fees - Class
  A.......................          1,108          3,862             5,283
 Registration fees - Class
  B.......................          8,346          9,792             5,867
 Registration fees - Class
  J.......................         31,005            N/A            22,079
 Service fees - Advisors
  Preferred...............         55,223             42            16,983
 Service fees - Advisors
  Select..................         90,088            216            17,499
 Service fees - Advisors
  Signature...............            722             27               273
 Service fees - Preferred.         86,677             15            22,193
 Service fees - Select....          9,459             90             1,807
 Shareholder reports -
  Class A.................          1,483            821             4,680
 Shareholder reports -
  Class B.................            116             33             1,011
 Shareholder reports -
  Class J.................         53,531            N/A            25,301
 Transfer and
  administrative fees -
  Class A.................        144,649         88,581           268,756
 Transfer and
  administrative fees -
  Class B.................         45,506         24,061            73,075
 Transfer and
  administrative fees -
  Class J.................        402,472            N/A           195,619
 Other expenses...........          1,919            882               774
 Reverse repurchase
  agreement interest
  expense.................      2,175,567             --                --
                             ------------    -----------       -----------
      Total Gross Expenses      9,762,039      2,703,586         3,745,135
 Less: Reimbursement from
  Manager - Class A.......        187,806             --                --
 Less: Reimbursement from
  Manager - Class B.......         52,008             --                --
 Less: Reimbursement from
  Manager - Class J.......        324,987            N/A                --
                             ------------    -----------       -----------
        Total Net Expenses      9,197,238      2,703,586         3,745,135
                             ------------    -----------       -----------
     Net Investment Income
          (Operating Loss)     36,718,593      4,860,867         1,197,836

NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss)
from:
 Investment transactions
  (net of foreign taxes of
  $0; $0; and $3,471,
  respectively)...........     (3,522,587)     9,133,342        32,962,189
 Foreign currency
  transactions............             --             --          (476,064)
 Futures contracts........             --       (827,799)               --
 Swap agreements..........       (568,875)            --                --
Change in unrealized
appreciation/depreciation
of:
 Investments..............    (26,234,700)    26,076,243        29,193,063
 Futures contracts........             --        (15,648)               --
 Swap agreements..........       (407,276)            --                --
 Translation of assets and
  liabilities in foreign
  currencies..............             --             --            46,431
                             ------------    -----------       -----------
          Net Realized and
 Unrealized Gain (Loss) on
           Investments and
        Foreign Currencies    (30,733,438)    34,366,138        61,725,619
                             ------------    -----------       -----------
Net Increase (Decrease) in
 Net Assets Resulting from
                Operations   $  5,985,155    $39,227,005       $62,923,455
                             ============    ===========       ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                  YEAR ENDED OCTOBER 31, 2005, EXCEPT AS NOTED
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                          GOVERNMENT
                            EQUITY      & HIGH QUALITY         INFLATION
                         INCOME FUND      BOND FUND      PROTECTION FUND /(B)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends............  $ 4,078,680     $         --         $        --
 Withholding tax on
  foreign dividends...     (104,610)              --                  --
 Interest.............      358,877        9,693,822           2,544,040
 Securities lending...           --            1,625                  35
                        -----------     ------------         -----------
          Total Income    4,332,947        9,695,447           2,544,075
Expenses:
 Management and
  investment advisory
  fees................      564,610          916,595             152,501
 Distribution fees -
  Advisors Preferred..          N/A            9,155                  35
 Distribution fees -
  Advisors Select.....          N/A           20,723                  26
 Distribution fees -
  Advisors Signature..          N/A              215                  30
 Distribution fees -
  Class A.............      198,391          152,712                 518
 Distribution fees -
  Class B.............      117,130          155,136                 N/A
 Distribution fees -
  Class J.............          N/A          534,383               7,505
 Distribution fees -
  Select..............          N/A            1,443                  21
 Administrative
  service fees -
  Advisors Preferred..          N/A            5,493                  21
 Administrative
  service fees -
  Advisors Select.....          N/A           13,816                  17
 Administrative
  service fees -
  Advisors Signature..          N/A              172                  25
 Administrative
  service fees -
  Preferred...........          N/A            9,378                  39
 Administrative
  service fees -
  Select..............          N/A            1,876                  27
 Registration fees -
  Class A.............       24,077           11,821              11,000
 Registration fees -
  Class B.............       23,301           12,548                 N/A
 Registration fees -
  Class J.............          N/A           18,802              20,000
 Service fees -
  Advisors Preferred..          N/A            6,225                  24
 Service fees -
  Advisors Select.....          N/A           17,269                  22
 Service fees -
  Advisors Signature..          N/A              153                  22
 Service fees -
  Preferred...........          N/A           12,788                  53
 Service fees - Select          N/A            2,165                  30
 Shareholder meeting
  expense - Class A...      10,125/(a)/          N/A                 N/A
 Shareholder meeting
  expense - Class B...       2,594/(a)/          N/A                 N/A
 Shareholder reports -
  Class A.............        7,108            1,037                  75
 Shareholder reports -
  Class B.............        1,688               55                 N/A
 Shareholder reports -
  Class J.............          N/A           33,717                 659
 Transfer and
  administrative fees
  - Class A...........      141,068          151,917               4,221
 Transfer and
  administrative fees
  - Class B...........       39,794           49,949                 N/A
 Transfer and
  administrative fees
  - Class J...........          N/A          235,079              14,084
 Auditing and legal
  fees................       5,651/(a)/          N/A                 N/A
 Custodian fees.......       9,441/(a)/          N/A                 N/A
 Directors' expenses..       1,520/(a)/          N/A                 N/A
 Registration fees....      14,827/(a)/          N/A                 N/A
 Shareholder meeting
  expense.............      28,904/(a)/          N/A                 N/A
 Transfer and
  administrative fees.     135,291/(a)/          N/A                 N/A
 Other expenses -
  Class A & Class B...       2,903/(a)/          N/A                 N/A
 Other expenses.......          156              671                 102
 Reverse repurchase
  agreement interest
  expense.............           --           65,092             365,505
                        -----------     ------------         -----------
  Total Gross Expenses    1,328,579        2,440,385             576,562
 Less: Reimbursement
  from Manager - Class
  A...................           --               --              16,804
 Less: Reimbursement
  from Manager - Class
  B...................       4,976/(a)/           --                 N/A
 Less: Reimbursement
  from Manager - Class
  J...................          N/A               --              43,251
                        -----------     ------------         -----------
    Total Net Expenses    1,323,603        2,440,385             516,507
                        -----------     ------------         -----------
 Net Investment Income
      (Operating Loss)    3,009,344        7,255,062           2,027,568

NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 AND FOREIGN
 CURRENCIES
Net realized gain
(loss) from:
 Investment
  transactions........    7,936,708       (1,532,337)               (582)
 Foreign currency
  transactions........       (1,879)              --                  --
 Swap agreements......           --         (264,717)                 --
Change in unrealized
appreciation/depreciation
of:
 Investments...........       51,761       (9,062,124)         (1,223,448)
 Swap agreements.......           --          (53,681)                 --
 Translation of assets
  and liabilities in
  foreign currencies...       (1,027)              --                  --
                         -----------     ------------         -----------
       Net Realized and
 Unrealized Gain (Loss)
     on Investments and
     Foreign Currencies    7,985,563      (10,912,859)         (1,224,030)
                         -----------     ------------         -----------
Net Increase (Decrease)
          in Net Assets
         Resulting from
             Operations  $10,994,907     $ (3,657,797)        $   803,538
                         ===========     ============         ===========



/(a) /Amounts shown are those of Principal Equity Income Fund, Inc. (predecessor to Equity Income Fund). Effective July 1, 2005, these expenses are no longer paid by Equity Income Fund.
/(b) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                    INTERNATIONAL                  LARGECAP
                                      EMERGING      LARGECAP     S&P 500 INDEX
                                    MARKETS FUND   GROWTH FUND       FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends from affiliates........  $        --    $        --   $     8,164
 Dividends........................    2,794,706      2,870,036    12,361,840
 Withholding tax on foreign
  dividends.......................     (312,361)            --            --
 Interest.........................       31,780        513,782       581,839
 Securities lending...............           --            103            80
                                    -----------    -----------   -----------
                      Total Income    2,514,125      3,383,921    12,951,923
Expenses:
 Management and investment
  advisory fees...................    1,077,236      1,766,507       948,572
 Distribution fees - Advisors
  Preferred.......................       10,117          4,228       253,367
 Distribution fees - Advisors
  Select..........................        6,343          2,389       172,256
 Distribution fees - Advisors
  Signature.......................           60            432         1,623
 Distribution fees - Class A......       44,228        164,675        36,962
 Distribution fees - Class B......       30,743         78,523           N/A
 Distribution fees - Class J......      228,819         90,624     1,434,953
 Distribution fees - Select.......        1,978          3,068        16,479
 Administrative service fees -
  Advisors Preferred..............        6,070          2,537       152,021
 Administrative service fees -
  Advisors Select.................        4,229          1,593       114,838
 Administrative service fees -
  Advisors Signature..............           48            346         1,299
 Administrative service fees -
  Preferred.......................        5,234          2,619       158,345
 Administrative service fees -
  Select..........................        2,572          3,988        21,423
 Registration fees - Class A......        4,329            477         8,453
 Registration fees - Class B......       10,112          8,970           N/A
 Registration fees - Class J......       20,491         15,256        39,277
 Service fees - Advisors Preferred        6,880          2,875       172,289
 Service fees - Advisors Select...        5,286          1,991       143,546
 Service fees - Advisors Signature           43            309         1,159
 Service fees - Preferred.........        7,137          3,571       215,925
 Service fees - Select............        2,968          4,601        24,719
 Shareholder reports - Class A....          574          2,203           548
 Shareholder reports - Class B....          106             52           N/A
 Shareholder reports - Class J....       15,512          6,623        70,520
 Transfer and administrative fees
  - Class A.......................       65,092        265,731        75,427
 Transfer and administrative fees
  - Class B.......................       22,367         62,441           N/A
 Transfer and administrative fees
  - Class J.......................      132,280         56,594       504,343
 Other expenses...................          211            909         1,112
                                    -----------    -----------   -----------
                    Total Expenses    1,711,065      2,554,132     4,569,456
                                    -----------    -----------   -----------
  Net Investment Income (Operating
                             Loss)      803,060        829,789     8,382,467

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions (net of
  foreign taxes of $11,082; $0;
  and $0, respectively)...........   15,578,488      3,213,957     2,797,580
 Investment transactions in
  affiliates......................           --             --       187,335
 Foreign currency transactions....     (429,868)            --            --
 Futures contracts................           --             --     2,119,281
Change in unrealized
appreciation/depreciation of:
 Investments (net of deferred
  foreign tax payable of $70,143;
  $0; and $0, respectively).......    6,996,390     43,135,818    30,859,663
 Investments in affiliates........           --             --       (69,635)
 Futures contracts................           --             --      (423,477)
 Translation of assets and
  liabilities in foreign
  currencies......................       68,280             --            --
                                    -----------    -----------   -----------
  Net Realized and Unrealized Gain
         (Loss) on Investments and
                Foreign Currencies   22,213,290     46,349,775    35,470,747
                                    -----------    -----------   -----------
    Net Increase (Decrease) in Net
  Assets Resulting from Operations  $23,016,350    $47,179,564   $43,853,214
                                    ===========    ===========   ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                        LARGECAP      MIDCAP          MONEY
                                       VALUE FUND   BLEND FUND     MARKET FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends..........................  $ 5,896,026   $ 4,538,079    $        --
 Interest...........................      204,026        99,533     12,665,959
 Securities lending.................          323            --             --
                                      -----------   -----------    -----------
                        Total Income    6,100,375     4,637,612     12,665,959
Expenses:
 Management and investment advisory
  fees..............................    1,282,322     2,079,396      1,601,301
 Distribution fees - Advisors
  Preferred.........................          969         8,664         27,217
 Distribution fees - Advisors Select        7,367         7,238         27,846
 Distribution fees - Advisors
  Signature.........................          111           435          2,818
 Distribution fees - Class A........      175,009       374,454             --
 Distribution fees - Class B........       14,686       116,625          2,840
 Distribution fees - Class J........      114,870       492,479        414,866
 Distribution fees - Select.........          356         2,908          4,562
 Administrative service fees -
  Advisors Preferred................          582         5,198         16,330
 Administrative service fees -
  Advisors Select...................        4,911         4,825         18,564
 Administrative service fees -
  Advisors Signature................           89           348          2,254
 Administrative service fees -
  Preferred.........................        5,028        17,440         24,185
 Administrative service fees -
  Select............................          463         3,780          5,931
 Registration fees - Class A........          523        13,354         12,747
 Registration fees - Class B........        8,146         4,179          4,322
 Registration fees - Class J........       16,500        22,921         34,243
 Service fees - Advisors Preferred..          659         5,891         18,507
 Service fees - Advisors Select.....        6,139         6,032         23,205
 Service fees - Advisors Signature..           79           311          2,012
 Service fees - Preferred...........        6,856        23,782         32,979
 Service fees - Select..............          534         4,362          6,844
 Shareholder reports - Class A......        2,387         4,164          1,550
 Shareholder reports - Class B......           44           384             --
 Shareholder reports - Class J......        6,968        29,177         19,658
 Transfer and administrative fees -
  Class A...........................      181,990       378,685        223,330
 Transfer and administrative fees -
  Class B...........................       44,877        97,616          8,738
 Transfer and administrative fees -
  Class J...........................       58,281       221,125        604,849
 Other expenses.....................          833         1,140          1,004
                                      -----------   -----------    -----------
                Total Gross Expenses    1,941,579     3,926,913      3,142,702
 Less: Reimbursement from Manager -
  Class A...........................           --       113,585             --
 Less: Reimbursement from Manager -
  Class B...........................           --        49,371             --
                                      -----------   -----------    -----------
                  Total Net Expenses    1,941,579     3,763,957      3,142,702
                                      -----------   -----------    -----------
    Net Investment Income (Operating
                               Loss)    4,158,796       873,655      9,523,257

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions............   13,644,827    38,281,368             --
 Futures contracts..................       25,897            --             --
Change in unrealized
appreciation/depreciation of:
 Investments........................    1,511,542    (2,029,829)            --
 Futures contracts..................     (275,725)           --             --
                                      -----------   -----------    -----------
    Net Realized and Unrealized Gain
           (Loss) on Investments and
                  Foreign Currencies   14,906,541    36,251,539             --
                                      -----------   -----------    -----------
      Net Increase (Decrease) in Net
    Assets Resulting from Operations  $19,065,337   $37,125,194    $ 9,523,257
                                      ===========   ===========    ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                      PARTNERS      PARTNERS       PARTNERS
                                      LARGECAP      LARGECAP       LARGECAP
                                     BLEND FUND   BLEND FUND I   GROWTH FUND I
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends........................  $13,314,029   $1,519,354      $ 9,659,598
 Interest.........................       82,861        9,913          166,372
 Securities lending...............        4,009          187            1,286
                                    -----------   ----------      -----------
                      Total Income   13,400,899    1,529,454        9,827,256
Expenses:
 Management and investment
  advisory fees...................    5,180,187      408,998        6,070,305
 Distribution fees - Advisors
  Preferred.......................       59,737        3,754           78,926
 Distribution fees - Advisors
  Select..........................       84,113       10,091           66,575
 Distribution fees - Advisors
  Signature.......................          139           37              329
 Distribution fees - Class A......       44,026       92,911           41,135
 Distribution fees - Class B......       72,319       24,626           48,498
 Distribution fees - Class J......      293,425      151,233          113,392
 Distribution fees - Select.......        8,158        1,596            4,072
 Administrative service fees -
  Advisors Preferred..............       35,842        2,252           47,356
 Administrative service fees -
  Advisors Select.................       56,076        6,728           44,384
 Administrative service fees -
  Advisors Signature..............          112           30              263
 Administrative service fees -
  Preferred.......................       43,380        3,273           31,599
 Administrative service fees -
  Select..........................       10,606        2,074            5,294
 Registration fees - Class A......       10,752        8,171            2,974
 Registration fees - Class B......        7,523       11,556            6,912
 Registration fees - Class J......       17,955       16,108           15,984
 Service fees - Advisors Preferred       40,621        2,552           53,669
 Service fees - Advisors Select...       70,094        8,409           55,479
 Service fees - Advisors Signature          100           26              235
 Service fees - Preferred.........       59,155        4,463           43,089
 Service fees - Select............       12,239        2,394            6,108
 Shareholder reports - Class A....        1,022        1,219              475
 Shareholder reports - Class B....          258           --               13
 Shareholder reports - Class J....       12,975        6,077            8,164
 Transfer and administrative fees
  - Class A.......................       69,774      157,283           76,271
 Transfer and administrative fees
  - Class B.......................       30,695       43,536           29,587
 Transfer and administrative fees
  - Class J.......................      109,114       53,557           67,050
 Other expenses...................        1,471          351            1,709
                                    -----------   ----------      -----------
                    Total Expenses    6,331,868    1,023,305        6,919,847
                                    -----------   ----------      -----------
  Net Investment Income (Operating
                             Loss)    7,069,031      506,149        2,907,409

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions..........   34,852,088    3,782,102       43,189,905
 Futures contracts................      328,777       34,335               --
Change in unrealized
appreciation/depreciation of:
 Investments......................   12,743,307    3,015,835       44,444,279
 Futures contracts................     (183,375)      (3,496)              --
                                    -----------   ----------      -----------
  Net Realized and Unrealized Gain
         (Loss) on Investments and
                Foreign Currencies   47,740,797    6,828,776       87,634,184
                                    -----------   ----------      -----------
    Net Increase (Decrease) in Net
  Assets Resulting from Operations  $54,809,828   $7,334,925      $90,541,593
                                    ===========   ==========      ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                  PARTNERS         PARTNERS        PARTNERS
                               LARGECAP GROWTH  LARGECAP VALUE   MIDCAP GROWTH
                                   FUND II           FUND            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends...................    $ 5,878,301     $ 36,236,510    $   526,168
 Interest....................        124,674          403,390         50,870
 Securities lending..........             12              807          5,650
                                 -----------     ------------    -----------
                 Total Income      6,002,987       36,640,707        582,688
Expenses:
 Management and investment
  advisory fees..............      5,283,105       12,192,603      1,615,525
 Distribution fees - Advisors
  Preferred..................         19,772          117,474         38,461
 Distribution fees - Advisors
  Select.....................         40,051          121,220         27,127
 Distribution fees - Advisors
  Signature..................            419              475            119
 Distribution fees - Class A.             86           44,894         21,665
 Distribution fees - Class B.            N/A           67,430         32,583
 Distribution fees - Class J.         46,615          292,323         96,309
 Distribution fees - Select..         14,656           21,460            234
 Administrative service fees
  - Advisors Preferred.......         11,863           70,484         23,077
 Administrative service fees
  - Advisors Select..........         26,701           80,813         18,085
 Administrative service fees
  - Advisors Signature.......            335              380             95
 Administrative service fees
  - Preferred................         20,865           67,416         10,410
 Administrative service fees
  - Select...................         19,052           27,899            305
 Registration fees - Class A.         11,000            7,647          9,911
 Registration fees - Class B.            N/A            7,132          8,617
 Registration fees - Class J.         15,206           19,451         14,154
 Service fees - Advisors
  Preferred..................         13,445           79,882         26,154
 Service fees - Advisors
  Select.....................         33,376          101,016         22,606
 Service fees - Advisors
  Signature..................            299              339             85
 Service fees - Preferred....         28,452           91,931         14,195
 Service fees - Select.......         21,983           32,191            352
 Shareholder reports - Class
  A..........................             24              860            151
 Shareholder reports - Class
  B..........................            N/A              280             59
 Shareholder reports - Class
  J..........................          2,730           13,811          6,540
 Transfer and administrative
  fees - Class A.............          3,891           76,052         38,424
 Transfer and administrative
  fees - Class B.............            N/A           33,177         16,782
 Transfer and administrative
  fees - Class J.............         28,987          115,293         55,164
 Other expenses..............          1,191            2,585            884
                                 -----------     ------------    -----------
         Total Gross Expenses      5,644,104       13,686,518      2,098,073
 Less: Reimbursement from
  Manager - Class A..........         14,761               --          5,268
 Less: Reimbursement from
  Manager - Class B..........            N/A               --          4,945
 Less: Reimbursement from
  Manager - Class J..........         23,193               --             --
                                 -----------     ------------    -----------
           Total Net Expenses      5,606,150       13,686,518      2,087,860
                                 -----------     ------------    -----------
        Net Investment Income
             (Operating Loss)        396,837       22,954,189     (1,505,172)

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss)
from:
 Investment transactions.....      9,406,267       66,120,628      5,622,546
 Foreign currency
  transactions...............      1,073,189               --             --
Change in unrealized
appreciation/depreciation of:
 Investments.................     34,556,259       33,666,283     21,505,782
 Translation of assets and
  liabilities in foreign
  currencies.................        153,478               --             --
                                 -----------     ------------    -----------
  Net Realized and Unrealized
   Gain (Loss) on Investments
                          and
           Foreign Currencies     45,189,193       99,786,911     27,128,328
                                 -----------     ------------    -----------
   Net Increase (Decrease) in
    Net Assets Resulting from
                   Operations    $45,586,030     $122,741,100    $25,623,156
                                 ===========     ============    ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PARTNERS       PARTNERS        PARTNERS
                                 MIDCAP GROWTH  MIDCAP VALUE   SMALLCAP GROWTH
                                    FUND I          FUND           FUND II
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends.....................  $ 1,380,344    $ 5,188,683     $   894,242
 Interest......................       34,336        179,100         153,031
 Securities lending............          205         16,011           1,699
                                 -----------    -----------     -----------
                   Total Income    1,414,885      5,383,794       1,048,972
Expenses:
 Management and investment
  advisory fees................    2,011,387      4,369,396       3,800,328
 Distribution fees - Advisors
  Preferred....................        2,519         31,924          24,186
 Distribution fees - Advisors
  Select.......................        1,285         42,865          27,728
 Distribution fees - Advisors
  Signature....................          142            132              65
 Distribution fees - Class A...          116            820          12,967
 Distribution fees - Class B...          N/A            742          22,661
 Distribution fees - Class J...          N/A        287,958          36,316
 Distribution fees - Select....          215          7,813           1,844
 Administrative service fees -
  Advisors Preferred...........        1,511         19,155          14,512
 Administrative service fees -
  Advisors Select..............          856         28,577          18,485
 Administrative service fees -
  Advisors Signature...........          113            106              52
 Administrative service fees -
  Preferred....................          892         15,614          11,118
 Administrative service fees -
  Select.......................          279         10,157           2,397
 Registration fees - Class A...       11,000         11,000           7,705
 Registration fees - Class B...          N/A         11,000           9,819
 Registration fees - Class J...          N/A         19,525          14,000
 Service fees - Advisors
  Preferred....................        1,713         21,709          16,447
 Service fees - Advisors Select        1,070         35,721          23,106
 Service fees - Advisors
  Signature....................          101             94              46
 Service fees - Preferred......        1,216         21,292          15,161
 Service fees - Select.........          322         11,720           2,766
 Shareholder reports - Class A.           25            200             182
 Shareholder reports - Class B.          N/A             55              66
 Shareholder reports - Class J.          N/A         19,298           2,802
 Transfer and administrative
  fees - Class A...............        4,074          8,229          29,493
 Transfer and administrative
  fees - Class B...............          N/A          4,820          13,578
 Transfer and administrative
  fees - Class J...............          N/A        160,179          29,288
 Other expenses................          506            821             855
                                 -----------    -----------     -----------
           Total Gross Expenses    2,039,342      5,140,922       4,137,973
 Less: Reimbursement from
  Manager - Class A............       14,880         17,848           1,102
 Less: Reimbursement from
  Manager - Class B............          N/A         15,518           3,779
 Less: Reimbursement from
  Manager - Class J............          N/A             --           6,113
                                 -----------    -----------     -----------
             Total Net Expenses    2,024,462      5,107,556       4,126,979
                                 -----------    -----------     -----------
          Net Investment Income
               (Operating Loss)     (609,577)       276,238      (3,078,007)

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.......   17,253,022     48,738,150      28,468,489
Change in unrealized
appreciation/depreciation of:
 Investments...................   16,538,766      1,143,606      20,122,527
                                 -----------    -----------     -----------
    Net Realized and Unrealized
 Gain (Loss) on Investments and
             Foreign Currencies   33,791,788     49,881,756      48,591,016
                                 -----------    -----------     -----------
 Net Increase (Decrease) in Net
          Assets Resulting from
                     Operations  $33,182,211    $50,157,994     $45,513,009
                                 ===========    ===========     ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                        PREFERRED     PRINCIPAL     PRINCIPAL
                                       SECURITIES     LIFETIME      LIFETIME
                                          FUND        2010 FUND     2020 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends from affiliates..........  $         --   $14,150,152   $18,899,489
 Dividends..........................    13,529,771            --            --
 Interest...........................     4,185,610            --            --
                                      ------------   -----------   -----------
                        Total Income    17,715,381    14,150,152    18,899,489
Expenses:
 Management and investment advisory
  fees..............................     2,067,479       549,232       860,943
 Distribution fees - Advisors
  Preferred.........................            26        33,265        48,248
 Distribution fees - Advisors Select            33        43,565        68,817
 Distribution fees - Advisors
  Signature.........................            33         1,033         2,864
 Distribution fees - Class A........           997         1,359         1,362
 Distribution fees - Class B........           N/A           N/A         1,396
 Distribution fees - Class J........       109,306       412,741       696,704
 Distribution fees - Select.........            11         6,349        11,059
 Administrative service fees -
  Advisors Preferred................            15        19,959        28,949
 Administrative service fees -
  Advisors Select...................            22        29,044        45,878
 Administrative service fees -
  Advisors Signature................            26           826         2,291
 Administrative service fees -
  Preferred.........................            11        16,549        28,472
 Administrative service fees -
  Select............................            14         8,254        14,376
 Registration fees - Class A........        11,000        11,000        11,000
 Registration fees - Class B........           N/A           N/A        11,000
 Registration fees - Class J........        17,338        22,038        26,399
 Service fees - Advisors Preferred..            18        22,620        32,808
 Service fees - Advisors Select.....            28        36,304        57,347
 Service fees - Advisors Signature..            25           738         2,045
 Service fees - Preferred...........            15        22,567        38,825
 Service fees - Select..............            15         9,524        16,588
 Shareholder reports - Class A......           105           125           150
 Shareholder reports - Class B......           N/A           N/A            56
 Shareholder reports - Class J......         6,916         5,610        12,140
 Transfer and administrative fees -
  Class A...........................         5,795         7,760         8,597
 Transfer and administrative fees -
  Class B...........................           N/A           N/A         5,160
 Transfer and administrative fees -
  Class J...........................        58,503        60,498       115,266
 Other expenses.....................           492           836         1,354
                                      ------------   -----------   -----------
                Total Gross Expenses     2,278,223     1,321,796     2,150,094
 Less: Reimbursement from Manager -
  Class A...........................        15,545        13,896        14,227
 Less: Reimbursement from Manager -
  Class B...........................           N/A           N/A        14,812
 Less: Reimbursement from Manager -
  Class J...........................         6,215            --            --
                                      ------------   -----------   -----------
                  Total Net Expenses     2,256,463     1,307,900     2,121,055
                                      ------------   -----------   -----------
    Net Investment Income (Operating
                               Loss)    15,458,918    12,842,252    16,778,434

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions............       508,074            --            --
 Investment transactions in
  affiliates........................            --        59,128     1,502,229
 Futures contracts..................    (1,554,928)           --            --
 Other investment companies.........            --     4,093,618     7,030,437
Change in unrealized
appreciation/depreciation of:
 Investments........................   (11,364,099)   11,228,868    31,847,361
 Futures contracts..................       639,398            --            --
                                      ------------   -----------   -----------
    Net Realized and Unrealized Gain
           (Loss) on Investments and
                  Foreign Currencies   (11,771,555)   15,381,614    40,380,027
                                      ------------   -----------   -----------
      Net Increase (Decrease) in Net
    Assets Resulting from Operations  $  3,687,363   $28,223,866   $57,158,461
                                      ============   ===========   ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                         PRINCIPAL    PRINCIPAL     PRINCIPAL
                                         LIFETIME     LIFETIME      LIFETIME
                                         2030 FUND    2040 FUND     2050 FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Dividends from affiliates............  $13,610,835  $ 4,407,196   $ 1,616,572
                                        -----------  -----------   -----------
                          Total Income   13,610,835    4,407,196     1,616,572
Expenses:
 Management and investment advisory
  fees................................      727,582      292,998       131,676
 Distribution fees - Advisors
  Preferred...........................       32,238       27,436         6,594
 Distribution fees - Advisors Select..       59,723       23,176        15,739
 Distribution fees - Advisors
  Signature...........................        1,345          379           250
 Distribution fees - Class A..........          923          568           217
 Distribution fees - Class B..........        1,362        1,167           N/A
 Distribution fees - Class J..........      622,081      187,096        32,342
 Distribution fees - Select...........       15,397        2,556           964
 Administrative service fees -
  Advisors Preferred..................       19,343       16,462         3,956
 Administrative service fees -
  Advisors Select.....................       39,816       15,451        10,493
 Administrative service fees -
  Advisors Signature..................        1,076          303           200
 Administrative service fees -
  Preferred...........................       23,692        8,328         2,293
 Administrative service fees - Select.       20,016        3,323         1,253
 Registration fees - Class A..........       11,000       11,000        11,000
 Registration fees - Class B..........       11,000       11,000           N/A
 Registration fees - Class J..........       21,156       18,592        14,774
 Service fees - Advisors Preferred....       21,922       18,656         4,484
 Service fees - Advisors Select.......       49,769       19,313        13,116
 Service fees - Advisors Signature....          961          270           178
 Service fees - Preferred.............       32,307       11,356         3,127
 Service fees - Select................       23,096        3,834         1,446
 Shareholder reports - Class A........          180          115            85
 Shareholder reports - Class B........           45           42           N/A
 Shareholder reports - Class J........       20,316        7,287         1,559
 Transfer and administrative fees -
  Class A.............................        9,565        7,082         5,940
 Transfer and administrative fees -
  Class B.............................        4,569        4,550           N/A
 Transfer and administrative fees -
  Class J.............................      171,158       66,937        21,517
 Other expenses.......................        1,111          469           206
                                        -----------  -----------   -----------
                  Total Gross Expenses    1,942,749      759,746       283,409
 Less: Reimbursement from Manager -
  Class A.............................       17,006       15,888        16,059
 Less: Reimbursement from Manager -
  Class B.............................       14,235       14,407           N/A
                                        -----------  -----------   -----------
                    Total Net Expenses    1,911,508      729,451       267,350
                                        -----------  -----------   -----------
Net Investment Income (Operating Loss)   11,699,327    3,677,745     1,349,222

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions in affiliates    1,466,380      518,040       271,049
 Other investment companies...........    6,749,624    2,608,991     1,237,263
Change in unrealized
appreciation/depreciation of:
 Investments in affiliates............   35,469,815   16,068,420     7,914,168
                                        -----------  -----------   -----------
      Net Realized and Unrealized Gain
             (Loss) on Investments and
                    Foreign Currencies   43,685,819   19,195,451     9,422,480
                                        -----------  -----------   -----------
 Net Increase (Decrease) in Net Assets
             Resulting from Operations  $55,385,146  $22,873,196   $10,771,702
                                        ===========  ===========   ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                PRINCIPAL
                            LIFETIME STRATEGIC    REAL ESTATE     SHORT-TERM
                               INCOME FUND      SECURITIES FUND    BOND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends from affiliates      $7,614,742        $        --     $        --
 Dividends................              --         17,304,761              --
 Interest.................              --            318,784       3,890,148
 Securities lending.......              --                603             201
                                ----------        -----------     -----------
              Total Income       7,614,742         17,624,148       3,890,349
Expenses:
 Management and investment
  advisory fees...........         264,658          4,924,525         393,548
 Distribution fees -
  Advisors Preferred......          20,736             77,785           3,515
 Distribution fees -
  Advisors Select.........          16,779             49,106             343
 Distribution fees -
  Advisors Signature......             406                374              34
 Distribution fees - Class
  A.......................             906             68,987          63,701
 Distribution fees - Class
  B.......................             N/A             74,819             N/A
 Distribution fees - Class
  J.......................         204,414            614,420         227,167
 Distribution fees -
  Select..................           1,436              3,614             408
 Administrative service
  fees - Advisors
  Preferred...............          12,442             46,671           2,109
 Administrative service
  fees - Advisors Select..          11,186             32,737             229
 Administrative service
  fees - Advisors
  Signature...............             325                300              29
 Administrative service
  fees - Preferred........           7,306             50,068           6,323
 Administrative service
  fees - Select...........           1,867              4,698             531
 Registration fees - Class
  A.......................          11,000              4,315          10,531
 Registration fees - Class
  B.......................             N/A              9,637             N/A
 Registration fees - Class
  J.......................          15,417             27,122          15,931
 Service fees - Advisors
  Preferred...............          14,101             52,893           2,391
 Service fees - Advisors
  Select..................          13,982             40,921             286
 Service fees - Advisors
  Signature...............             290                268              25
 Service fees - Preferred.           9,963             68,274           8,623
 Service fees - Select....           2,154              5,421             613
 Shareholder reports -
  Class A.................              15                947             488
 Shareholder reports -
  Class B.................             N/A                370             N/A
 Shareholder reports -
  Class J.................           3,126             37,742          10,483
 Transfer and
  administrative fees -
  Class A.................           4,933            106,999          55,262
 Transfer and
  administrative fees -
  Class B.................             N/A             37,452             N/A
 Transfer and
  administrative fees -
  Class J.................          39,235            286,932          85,007
 Other expenses...........             387              1,155             288
 Reverse repurchase
  agreement interest
  expense.................              --                 --         114,480
                                ----------        -----------     -----------
      Total Gross Expenses         657,064          6,628,552       1,002,345
 Less: Reimbursement from
  Manager - Class A.......          12,613                 --              --
                                ----------        -----------     -----------
        Total Net Expenses         644,451          6,628,552       1,002,345
                                ----------        -----------     -----------
     Net Investment Income
          (Operating Loss)       6,970,291         10,995,596       2,888,004

NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss)
from:
 Investment transactions..              --         24,045,728        (510,489)
 Investment transactions
  in affiliates...........       1,134,479                 --              --
 Other investment
  companies...............       1,616,169                 --              --
 Swap agreements..........              --                 --         (84,637)
Change in unrealized
appreciation/depreciation
of:
 Investments..............          54,999         57,960,861      (1,863,150)
 Swap agreements..........              --                 --        (103,093)
                                ----------        -----------     -----------
          Net Realized and
 Unrealized Gain (Loss) on
           Investments and
        Foreign Currencies       2,805,647         82,006,589      (2,561,369)
                                ----------        -----------     -----------
Net Increase (Decrease) in
 Net Assets Resulting from
                Operations      $9,775,938        $93,002,185     $   326,635
                                ==========        ===========     ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                      SMALLCAP     SMALLCAP     TAX-EXEMPT
                                     BLEND FUND   VALUE FUND     BOND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends........................  $ 1,707,504   $ 1,082,936   $        --
 Interest.........................      153,345       118,019     7,814,676
 Securities lending...............       14,406         2,505            --
                                    -----------   -----------   -----------
                      Total Income    1,875,255     1,203,460     7,814,676
Expenses:
 Management and investment
  advisory fees...................    1,293,621       654,297       816,158
 Distribution fees - Advisors
  Preferred.......................        6,703        13,082           N/A
 Distribution fees - Advisors
  Select..........................        5,401         7,937           N/A
 Distribution fees - Advisors
  Signature.......................           37            36           N/A
 Distribution fees - Class A......       77,440           569       345,340
 Distribution fees - Class B......       83,241           557        37,230
 Distribution fees - Class J......      486,515       187,727           N/A
 Distribution fees - Select.......           21           537           N/A
 Administrative service fees -
  Advisors Preferred..............        4,021         7,850           N/A
 Administrative service fees -
  Advisors Select.................        3,601         5,291           N/A
 Administrative service fees -
  Advisors Signature..............           30            29           N/A
 Administrative service fees -
  Preferred.......................        6,472         8,765           N/A
 Administrative service fees -
  Select..........................           27           699           N/A
 Registration fees - Class A......        2,917        11,000        24,936
 Registration fees - Class B......        9,804        11,000        22,059
 Registration fees - Class J......       21,353        17,237           N/A
 Service fees - Advisors Preferred        4,558         8,896           N/A
 Service fees - Advisors Select...        4,501         6,614           N/A
 Service fees - Advisors Signature           26            26           N/A
 Service fees - Preferred.........        8,825        11,953           N/A
 Service fees - Select............           32           806           N/A
 Shareholder reports - Class A....        1,299           150         1,895
 Shareholder reports - Class B....           21            55           166
 Shareholder reports - Class J....       27,096        10,565           N/A
 Transfer and administrative fees
  - Class A.......................      126,135         6,807        43,179
 Transfer and administrative fees
  - Class B.......................       40,429         4,620         8,845
 Transfer and administrative fees
  - Class J.......................      197,679        89,105           N/A
 Auditing and legal fees..........          N/A           N/A        7,231/(a)/
 Custodian fees...................          N/A           N/A        2,224/(a)/
 Directors' expenses..............          N/A           N/A        3,533/(a)/
 Registration fees................          N/A           N/A       18,272/(a)/
 Shareholder meeting expense......          N/A           N/A        7,611/(a)/
 Transfer and administrative fees.          N/A           N/A       38,659/(a)/
 Other expenses - Class A & Class
  B...............................          N/A           N/A        7,394/(a)/
 Other expenses...................          425           166           257
                                    -----------   -----------   -----------
              Total Gross Expenses    2,412,230     1,066,376     1,384,989
 Less: Reimbursement from Manager
  - Class A.......................           --        16,395        14,865
 Less: Reimbursement from Manager
  - Class B.......................           --        15,303        13,298
                                    -----------   -----------   -----------
                Total Net Expenses           --     1,034,678     1,356,826
                                    -----------   -----------   -----------
  Net Investment Income (Operating
                             Loss)     (536,975)      168,782     6,457,850

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions..........   24,810,318     9,027,605     2,163,375
 Futures contracts................      955,746            --            --
Change in unrealized
appreciation/depreciation of:
 Investments......................   (4,988,979)    2,882,269    (5,619,441)
 Futures contracts................     (144,653)           --            --
                                    -----------   -----------   -----------
  Net Realized and Unrealized Gain
         (Loss) on Investments and
                Foreign Currencies   20,632,432    11,909,874    (3,456,066)
                                    -----------   -----------   -----------
    Net Increase (Decrease) in Net
  Assets Resulting from Operations  $20,095,457   $12,078,656   $ 3,001,784
                                    ===========   ===========   ===========



/(a) /Amounts shown are those of Principal Tax-Exempt Bond Fund, Inc.
  (predecessor to Tax-Exempt Bond Fund). Effective July 1, 2005, these expenses are no longer paid by Tax-Exempt Bond Fund.
See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                      BOND & MORTGAGE
                                                         SECURITIES
                                                            FUND
-------------------------------------------------------------------------------
                                                    YEAR             YEAR
                                                    ENDED            ENDED
                                                 OCTOBER 31,      OCTOBER 31,
                                                    2005             2004
                                               ---------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).......  $   36,718,593    $ 16,695,444
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions................................      (4,091,462)      1,937,153
Change in unrealized
 appreciation/depreciation of investments and
 translation of assets and liabilities in
 foreign currencies..........................     (26,641,976)      7,782,882
                                               --------------    ------------
        Net Increase (Decrease) in Net Assets
                    Resulting from Operations       5,985,155      26,415,479
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income...................     (35,672,708)    (16,808,487)
From net realized gain on investments and
 foreign currency transactions...............        (455,445)             --
                                               --------------    ------------
            Total Dividends and Distributions     (36,128,153)    (16,808,487)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions     724,208,764     292,406,215
                                               --------------    ------------
      Total increase (decrease) in net assets     694,065,766     302,013,207
NET ASSETS
Beginning of period..........................     639,723,828     337,710,621
                                               --------------    ------------
End of period (including undistributed net
 investment income as set forth below).......  $1,333,789,594    $639,723,828
                                               ==============    ============
Undistributed (overdistributed) net
 investment income (operating loss)..........  $     (394,703)   $  1,032,801
                                               ==============    ============




                          ADVISORS      ADVISORS      ADVISORS
                         PREFERRED       SELECT      SIGNATURE      CLASS A       CLASS B        CLASS J      INSTITUTIONAL
                        ------------  -------------  ----------  -------------  ------------  -------------  --------------
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $16,000,905   $ 16,009,972   $ 987,322   $  9,642,589   $ 1,853,952   $ 82,862,865   $432,163,865
 Issued in acquistions           --             --          --    175,874,038    30,049,571             --             --
 Reinvested...........    1,141,896      1,199,078      10,072      1,657,666       231,918      6,297,543     22,965,077
 Redeemed.............   (9,779,160)    (8,236,339)   (229,561)   (11,039,269)   (2,930,972)   (32,672,995)   (40,225,003)
                        -----------   ------------   ---------   ------------   -----------   ------------   ------------
Net Increase
 (Decrease)...........  $ 7,363,641   $  8,972,711   $ 767,833   $176,135,024   $29,204,469   $ 56,487,413   $414,903,939
                        ===========   ============   =========   ============   ===========   ============   ============

Shares:
 Sold.................    1,484,610      1,490,319      91,037        893,228       172,184      7,629,542     39,990,933
 Issued in acquistions           --             --          --     16,176,058     2,762,310             --             --
 Reinvested...........      106,068        111,634         935        154,184        21,558        580,287      2,126,472
 Redeemed.............     (907,195)      (764,429)    (21,147)    (1,023,586)     (271,601)    (3,009,468)    (3,721,235)
                        -----------   ------------   ---------   ------------   -----------   ------------   ------------
Net Increase
 (Decrease)...........      683,483        837,524      70,825     16,199,884     2,684,451      5,200,361     38,396,170
                        ===========   ============   =========   ============   ===========   ============   ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $21,739,971   $ 37,656,916         N/A            N/A           N/A   $ 73,317,481   $208,972,712
 Reinvested...........      729,503        656,001         N/A            N/A           N/A      3,888,973     10,067,582
 Redeemed.............   (8,749,923)   (19,474,787)        N/A            N/A           N/A    (30,445,747)   (16,013,323)
                        -----------   ------------   ---------   ------------   -----------   ------------   ------------
Net Increase
 (Decrease)...........  $13,719,551   $ 18,838,130         N/A            N/A           N/A   $ 46,760,707   $203,026,971
                        ===========   ============   =========   ============   ===========   ============   ============

Shares:
 Sold.................    2,022,906      3,496,544         N/A            N/A           N/A      6,776,176     19,377,201
 Reinvested...........       67,933         61,229         N/A            N/A           N/A        359,483        934,010
 Redeemed.............     (816,000)    (1,801,752)        N/A            N/A           N/A     (2,817,112)    (1,487,004)
                        -----------   ------------   ---------   ------------   -----------   ------------   ------------
Net Increase
 (Decrease)...........    1,274,839      1,756,021         N/A            N/A           N/A      4,318,547     18,824,207
                        ===========   ============   =========   ============   ===========   ============   ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $(1,122,395)  $ (1,176,461)  $ (10,380)  $ (1,832,019)  $  (241,787)  $ (6,199,950)  $(22,697,255)
 From net realized
  gain on investments
  and foreign currency
  transactions........      (19,501)       (22,617)         (7)            --            --       (110,739)      (268,252)
                        -----------   ------------   ---------   ------------   -----------   ------------   ------------
Total Dividends and
 Distributions........  $(1,141,896)  $ (1,199,078)  $ (10,387)  $ (1,832,019)  $  (241,787)  $ (6,310,689)  $(22,965,507)
                        ===========   ============   =========   ============   ===========   ============   ============

Year Ended October 31,
 2004
 From net investment
  income..............  $  (729,503)  $   (656,001)        N/A            N/A           N/A   $ (3,897,279)  $(10,067,582)
                        -----------   ------------   ---------   ------------   -----------   ------------   ------------
Total Dividends and
 Distributions........  $  (729,503)  $   (656,001)        N/A            N/A           N/A   $ (3,897,279)  $(10,067,582)
                        ===========   ============   =========   ============   ===========   ============   ============

                          PREFERRED        SELECT
                        -------------  --------------
-----------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 40,573,749    $ 9,308,713
 Issued in acquistions            --             --
 Reinvested...........     2,198,054        228,506
 Redeemed.............   (18,939,844)    (2,995,444)
                        ------------    -----------
Net Increase
 (Decrease)...........  $ 23,831,959    $ 6,541,775
                        ============    ===========

Shares:
 Sold.................     3,761,244        853,910
 Issued in acquistions            --             --
 Reinvested...........       204,023         20,987
 Redeemed.............    (1,757,597)      (275,134)
                        ------------    -----------
Net Increase
 (Decrease)...........     2,207,670        599,763
                        ============    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 25,194,498    $ 1,871,785
 Reinvested...........     1,395,445         62,677
 Redeemed.............   (17,854,526)      (609,023)
                        ------------    -----------
Net Increase
 (Decrease)...........  $  8,735,417    $ 1,325,439
                        ============    ===========

Shares:
 Sold.................     2,349,936        172,476
 Reinvested...........       129,817          5,768
 Redeemed.............    (1,665,189)       (55,904)
                        ------------    -----------
Net Increase
 (Decrease)...........       814,564        122,340
                        ============    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment    $ (2,165,527)   $  (226,934)
  income..............
 From net realized
  gain on investments        (32,527)        (1,802)
  and foreign currency  ------------    -----------
  transactions........
Total Dividends and
 Distributions........  $ (2,198,054)   $  (228,736)
                        ============    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $ (1,395,445)   $   (62,677)
                        ------------    -----------
Total Dividends and
 Distributions........  $ (1,395,445)   $   (62,677)
                        ============    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                         DISCIPLINED
                                                           LARGECAP
                                                          BLEND FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  4,860,867    $    220,764
Net realized gain (loss) from investment
 transactions and foreign currency transactions     8,305,543       1,123,848
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    26,060,595       3,455,110
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    39,227,005       4,799,722
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (1,553,513)       (113,725)
From net realized gain on investments and
 foreign currency transactions.................    (1,280,251)       (275,852)
                                                 ------------    ------------
              Total Dividends and Distributions    (2,833,764)       (389,577)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   342,393,782     231,213,255
                                                 ------------    ------------
Redemption Fees - Class A......................           519              --
                                                 ------------    ------------
        Total increase (decrease) in net assets   378,787,542     235,623,400
NET ASSETS
Beginning of period............................   248,016,738      12,393,338
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $626,804,280    $248,016,738
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $  3,505,431    $    198,078
                                                 ============    ============




                             ADVISORS    ADVISORS    ADVISORS
                            PREFERRED     SELECT    SIGNATURE    CLASS A       CLASS B      INSTITUTIONAL   PREFERRED     SELECT
                            ----------  ----------  ---------  ------------  ------------  --------------  ----------  ------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.....................  $  34,576   $ 343,366   $10,516    $ 2,866,717   $   574,405   $255,434,072    $  10,898    $ 189,734
 Issued in acquistions....         --          --        --     88,023,532    15,037,701             --           --           --
 Reinvested...............         21          --        --             --            --      2,833,259           --           --
 Redeemed.................    (11,372)    (97,083)       --     (4,848,373)   (1,595,184)   (16,395,395)      (1,474)     (16,134)
                            ---------   ---------   -------    -----------   -----------   ------------    ---------    ---------
Net Increase (Decrease)...  $  23,225   $ 246,283   $10,516    $86,041,876   $14,016,922   $241,871,936    $   9,424    $ 173,600
                            =========   =========   =======    ===========   ===========   ============    =========    =========

Shares:
 Sold.....................      2,554      24,001       808        199,559        39,925     18,241,474          764       13,248
 Issued in acquistions....         --          --        --      6,299,945     1,076,270             --           --           --
 Reinvested...............          1          --        --             --            --        205,405           --           --
 Redeemed.................       (849)     (6,932)       --       (337,884)     (111,043)    (1,165,550)        (103)      (1,134)
                            ---------   ---------   -------    -----------   -----------   ------------    ---------    ---------
Net Increase (Decrease)...      1,706      17,069       808      6,161,620     1,005,152     17,281,329          661       12,114
                            =========   =========   =======    ===========   ===========   ============    =========    =========

Year Ended October 31,
 2004
Dollars:
 Sold.....................  $      28   $      15       N/A            N/A           N/A   $247,110,786    $      --    $      33
 Reinvested...............         --          --       N/A            N/A           N/A         11,680           --           --
 Redeemed.................   (118,000)   (117,000)      N/A            N/A           N/A    (15,438,287)    (118,000)    (118,000)
                            ---------   ---------   -------    -----------   -----------   ------------    ---------    ---------
Net Increase (Decrease)...  $(117,972)  $(116,985)      N/A            N/A           N/A   $231,684,179    $(118,000)   $(117,967)
                            =========   =========   =======    ===========   ===========   ============    =========    =========

Shares:
 Sold.....................         --          --       N/A            N/A           N/A     19,373,275           --           --
 Reinvested...............         --          --       N/A            N/A           N/A            962           --           --
 Redeemed.................     (9,284)     (9,220)      N/A            N/A           N/A     (1,207,777)      (9,262)      (9,269)
                            ---------   ---------   -------    -----------   -----------   ------------    ---------    ---------
Net Increase (Decrease)...     (9,284)     (9,220)      N/A            N/A           N/A     18,166,460       (9,262)      (9,269)
                            =========   =========   =======    ===========   ===========   ============    =========    =========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..................  $     (68)  $     (51)  $   (49)   $        --   $        --   $ (1,553,242)   $     (52)   $     (51)
 From net realized gain on
  investments and foreign
  currency transactions...        (45)        (49)      (48)            --            --     (1,280,017)         (46)         (46)
                            ---------   ---------   -------    -----------   -----------   ------------    ---------    ---------
Total Dividends and
 Distributions............  $    (113)  $    (100)  $   (97)   $        --   $        --   $ (2,833,259)   $     (98)   $     (97)
                            =========   =========   =======    ===========   ===========   ============    =========    =========

Year Ended October 31,
 2004
 From net investment
  income..................  $    (429)  $    (208)      N/A            N/A           N/A   $   (111,624)   $    (800)   $    (664)
 From net realized gain on
  investments and foreign
  currency transactions...     (2,677)     (2,677)      N/A            N/A           N/A       (265,144)      (2,677)      (2,677)
                            ---------   ---------   -------    -----------   -----------   ------------    ---------    ---------
Total Dividends and
 Distributions............  $  (3,106)  $  (2,885)      N/A            N/A           N/A   $   (376,768)   $  (3,477)   $  (3,341)
                            =========   =========   =======    ===========   ===========   ============    =========    =========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                         DIVERSIFIED
                                                        INTERNATIONAL
                                                             FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  1,197,836    $    508,919
Net realized gain (loss) from investment
 transactions and foreign currency transactions    32,486,125      11,819,086
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    29,239,494        (807,525)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    62,923,455      11,520,480
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................      (542,750)       (128,116)
From net realized gain on investments and
 foreign currency transactions.................    (2,442,645)             --
                                                 ------------    ------------
              Total Dividends and Distributions    (2,985,395)       (128,116)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   352,441,520      36,595,823
                                                 ------------    ------------
Redemption Fees - Class J......................           702              --
                                                 ------------    ------------
        Total increase (decrease) in net assets   412,380,282      47,988,187
NET ASSETS
Beginning of period............................   104,491,372      56,503,185
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $516,871,654    $104,491,372
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $    702,749    $    466,782
                                                 ============    ============



                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE     CLASS A       CLASS B        CLASS J      INSTITUTIONAL
                        ------------  ------------  ---------  -------------  ------------  -------------  --------------
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 8,521,776   $ 4,284,110   $328,140   $ 14,119,202   $ 1,998,181   $ 36,626,479    $10,478,313
 Issued in acquistions           --            --         --    280,773,301    42,516,630             --             --
 Reinvested...........      224,254       156,672         --             --            --      1,788,123        478,379
 Redeemed.............   (4,930,894)   (2,115,756)   (24,383)   (31,483,376)   (5,444,211)   (12,756,910)       (17,416)
                        -----------   -----------   --------   ------------   -----------   ------------    -----------
Net Increase
 (Decrease)...........  $ 3,815,136   $ 2,325,026   $303,757   $263,409,127   $39,070,600   $ 25,657,692    $10,939,276
                        ===========   ===========   ========   ============   ===========   ============    ===========

Shares:
 Sold.................      773,418       401,519     30,286      1,265,369       177,902      3,518,538        993,823
 Issued in acquistions           --            --         --     27,100,414     4,103,744             --             --
 Reinvested...........       22,671        15,936         --             --            --        181,702         48,304
 Redeemed.............     (455,694)     (199,553)    (2,236)    (2,827,413)     (489,132)    (1,229,562)        (1,666)
                        -----------   -----------   --------   ------------   -----------   ------------    -----------
Net Increase
 (Decrease)...........      340,395       217,902     28,050     25,538,370     3,792,514      2,470,678      1,040,461
                        ===========   ===========   ========   ============   ===========   ============    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 4,773,670   $ 3,793,869        N/A            N/A           N/A   $ 32,278,937    $ 5,419,918
 Reinvested...........        9,811           947        N/A            N/A           N/A             --         75,630
 Redeemed.............   (1,657,755)   (1,989,011)       N/A            N/A           N/A     (8,988,658)       (27,724)
                        -----------   -----------   --------   ------------   -----------   ------------    -----------
Net Increase
 (Decrease)...........  $ 3,125,726   $ 1,805,805        N/A            N/A           N/A   $ 23,290,279    $ 5,467,824
                        ===========   ===========   ========   ============   ===========   ============    ===========

Shares:
 Sold.................      541,439       443,826        N/A            N/A           N/A      3,676,247        618,281
 Reinvested...........        1,158           112        N/A            N/A           N/A             --          8,972
 Redeemed.............     (187,732)     (226,269)       N/A            N/A           N/A     (1,027,279)        (3,137)
                        -----------   -----------   --------   ------------   -----------   ------------    -----------
Net Increase
 (Decrease)...........      354,865       217,669        N/A            N/A           N/A      2,648,968        624,116
                        ===========   ===========   ========   ============   ===========   ============    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $   (40,716)  $   (27,896)  $    (46)  $         --   $        --   $   (315,959)   $   (94,235)
 From net realized
  gain on investments
  and foreign currency
  transactions........     (183,538)     (128,776)      (222)            --            --     (1,473,902)      (384,144)
                        -----------   -----------   --------   ------------   -----------   ------------    -----------
Total Dividends and
 Distributions........  $  (224,254)  $  (156,672)  $   (268)  $         --   $        --   $ (1,789,861)   $  (478,379)
                        ===========   ===========   ========   ============   ===========   ============    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $    (9,905)  $      (957)       N/A            N/A           N/A   $         --    $   (75,706)
                        -----------   -----------   --------   ------------   -----------   ------------    -----------
Total Dividends and
 Distributions........  $    (9,905)  $      (957)       N/A            N/A           N/A   $         --    $   (75,706)
                        ===========   ===========   ========   ============   ===========   ============    ===========

                         PREFERRED        SELECT
                        ------------  --------------
----------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 9,449,532    $   737,099
 Issued in acquistions           --             --
 Reinvested...........      297,698         38,263
 Redeemed.............   (1,971,949)    (1,629,737)
                        -----------    -----------
Net Increase
 (Decrease)...........  $ 7,775,281    $  (854,375)
                        ===========    ===========

Shares:
 Sold.................      895,097         69,402
 Issued in acquistions           --             --
 Reinvested...........       30,032          3,818
 Redeemed.............     (190,702)      (157,945)
                        -----------    -----------
Net Increase
 (Decrease)...........      734,427        (84,725)
                        ===========    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 5,612,260    $ 1,718,939
 Reinvested...........       41,031             25
 Redeemed.............   (4,013,755)      (452,311)
                        -----------    -----------
Net Increase
 (Decrease)...........  $ 1,639,536    $ 1,266,653
                        ===========    ===========

Shares:
 Sold.................      647,780        194,583
 Reinvested...........        4,850              3
 Redeemed.............     (461,943)       (50,173)
                        -----------    -----------
Net Increase
 (Decrease)...........      190,687        144,413
                        ===========    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment    $   (56,732)   $    (7,166)
  income..............
 From net realized
  gain on investments      (240,966)       (31,097)
  and foreign currency  -----------    -----------
  transactions........
Total Dividends and
 Distributions........  $  (297,698)   $   (38,263)
                        ===========    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $   (41,291)   $      (257)
                        -----------    -----------
Total Dividends and
 Distributions........  $   (41,291)   $      (257)
                        ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                             EQUITY
                                                          INCOME FUND
-------------------------------------------------------------------------------
                                                       YEAR           YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                       2005           2004
                                                   ------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)...........  $ 3,009,344    $ 2,567,162
Net realized gain (loss) from investment
 transactions and foreign currency transactions..    7,934,829      4,529,179
Change in unrealized appreciation/depreciation of
 investments and translation of assets and
 liabilities in foreign currencies...............       50,734      2,028,968
                                                   -----------    -----------
  Net Increase (Decrease) in Net Assets Resulting
                                  from Operations   10,994,907      9,125,309
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.......................   (3,249,362)    (2,609,339)
                                                   -----------    -----------
                Total Dividends and Distributions   (3,249,362)    (2,609,339)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions....   10,354,881      3,902,861
                                                   -----------    -----------
          Total increase (decrease) in net assets   18,100,426     10,418,831
NET ASSETS
Beginning of period..............................   80,896,763     70,477,932
                                                   -----------    -----------
End of period (including undistributed net
 investment income as set forth below)...........  $98,997,189    $80,896,763
                                                   ===========    ===========
Undistributed (overdistributed) net investment
 income (operating loss).........................  $    93,831    $   264,678
                                                   ===========    ===========




                                                     CLASS A        CLASS B
                                                  -------------  --------------
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold...........................................  $ 22,297,650    $ 3,453,850
 Reinvested.....................................     2,722,475        344,289
 Redeemed.......................................   (14,902,976)    (3,560,407)
                                                  ------------    -----------
Net Increase (Decrease).........................  $ 10,117,149    $   237,732
                                                  ============    ===========

Shares:
 Sold...........................................     2,015,948        314,596
 Reinvested.....................................       244,632         31,073
 Redeemed.......................................    (1,341,017)      (323,022)
                                                  ------------    -----------
Net Increase (Decrease).........................       919,563         22,647
                                                  ============    ===========

Year Ended October 31, 2004
Dollars:
 Sold...........................................  $ 13,472,892    $ 3,625,442
 Reinvested.....................................     2,182,203        281,558
 Redeemed.......................................   (12,473,931)    (3,185,303)
                                                  ------------    -----------
Net Increase (Decrease).........................  $  3,181,164    $   721,697
                                                  ============    ===========

Shares:
 Sold...........................................     1,388,725        374,473
 Reinvested.....................................       223,606         28,936
 Redeemed.......................................    (1,284,887)      (328,406)
                                                  ------------    -----------
Net Increase (Decrease).........................       327,444         75,003
                                                  ============    ===========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income.....................  $ (2,897,110)   $  (352,252)
Total Dividends and Distributions...............  $ (2,897,110)   $  (352,252)
                                                  ============    ===========

Year Ended October 31, 2004
 From net investment income.....................  $ (2,319,976)   $  (289,363)
Total Dividends and Distributions...............  $ (2,319,976)   $  (289,363)
                                                  ============    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                          GOVERNMENT
                                                        & HIGH QUALITY
                                                          BOND FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  7,255,062    $  3,046,759
Net realized gain (loss) from investment
 transactions and foreign currency transactions    (1,797,054)        (26,231)
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    (9,115,805)        930,294
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    (3,657,797)      3,950,822
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (6,921,202)     (3,605,302)
                                                 ------------    ------------
              Total Dividends and Distributions    (6,921,202)     (3,605,302)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   317,330,948      18,316,455
                                                 ------------    ------------
        Total increase (decrease) in net assets   306,751,949      18,661,975
NET ASSETS
Beginning of period............................   119,246,630     100,584,655
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $425,998,579    $119,246,630
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $    112,109    $     47,822
                                                 ============    ============




                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE     CLASS A       CLASS B        CLASS J      INSTITUTIONAL
                        ------------  ------------  ---------  -------------  ------------  -------------  --------------
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 3,335,437   $ 3,344,583   $184,394   $  8,840,822   $ 1,217,694   $ 25,839,934       $  --
 Issued in acquistions           --            --         --    259,420,184    51,566,749             --          --
 Reinvested...........      118,645       209,440      1,686      2,343,494       361,282      3,199,450          --
 Redeemed.............   (1,058,800)   (2,036,787)    (5,633)   (20,236,474)   (4,836,819)   (19,614,903)         --
                        -----------   -----------   --------   ------------   -----------   ------------       -----
Net Increase
 (Decrease)...........  $ 2,395,282   $ 1,517,236   $180,447   $250,368,026   $48,308,906   $  9,424,481       $  --
                        ===========   ===========   ========   ============   ===========   ============       =====

Shares:
 Sold.................      326,719       326,065     17,895        860,645       118,079      2,503,314          --
 Issued in acquistions           --            --         --     25,051,027     4,976,299             --          --
 Reinvested...........       11,607        20,480        165        229,235        35,328        310,468          --
 Redeemed.............     (103,266)     (198,399)      (548)    (1,972,345)     (471,576)    (1,901,991)         --
                        -----------   -----------   --------   ------------   -----------   ------------       -----
Net Increase
 (Decrease)...........      235,060       148,146     17,512     24,168,562     4,658,130        911,791          --
                        ===========   ===========   ========   ============   ===========   ============       =====

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 2,571,957   $ 3,935,644        N/A            N/A           N/A   $ 32,286,304       $  --
 Reinvested...........       82,489       158,490        N/A            N/A           N/A      3,078,303          --
 Redeemed.............     (763,678)   (2,033,112)       N/A            N/A           N/A    (23,609,704)         --
                        -----------   -----------   --------   ------------   -----------   ------------       -----
Net Increase
 (Decrease)...........  $ 1,890,768   $ 2,061,022        N/A            N/A           N/A   $ 11,754,903       $  --
                        ===========   ===========   ========   ============   ===========   ============       =====

Shares:
 Sold.................      248,329       382,828        N/A            N/A           N/A      3,114,131          --
 Reinvested...........        8,031        15,401        N/A            N/A           N/A        297,363          --
 Redeemed.............      (74,709)     (197,739)       N/A            N/A           N/A     (2,277,718)         --
                        -----------   -----------   --------   ------------   -----------   ------------       -----
Net Increase
 (Decrease)...........      181,651       200,490        N/A            N/A           N/A      1,133,776          --
                        ===========   ===========   ========   ============   ===========   ============       =====

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $  (118,645)  $  (209,440)  $ (1,973)  $ (2,647,723)  $  (384,535)  $ (3,207,636)      $(378)
                        -----------   -----------   --------   ------------   -----------   ------------       -----
Total Dividends and
 Distributions........  $  (118,645)  $  (209,440)  $ (1,973)  $ (2,647,723)  $  (384,535)  $ (3,207,636)      $(378)
                        ===========   ===========   ========   ============   ===========   ============       =====

Year Ended October 31,
 2004
 From net investment
  income..............  $   (82,489)  $  (158,490)       N/A            N/A           N/A   $ (3,087,049)      $(422)
                        -----------   -----------   --------   ------------   -----------   ------------       -----
Total Dividends and
 Distributions........  $   (82,489)  $  (158,490)       N/A            N/A           N/A   $ (3,087,049)      $(422)
                        ===========   ===========   ========   ============   ===========   ============       =====

                         PREFERRED       SELECT
                        ------------  -------------
---------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 6,738,577    $1,084,304
 Issued in acquistions           --            --
 Reinvested...........      300,681        50,097
 Redeemed.............   (2,848,093)     (188,996)
                        -----------    ----------
Net Increase
 (Decrease)...........  $ 4,191,165    $  945,405
                        ===========    ==========

Shares:
 Sold.................      657,955       106,430
 Issued in acquistions           --            --
 Reinvested...........       29,340         4,891
 Redeemed.............     (277,470)      (18,538)
                        -----------    ----------
Net Increase
 (Decrease)...........      409,825        92,783
                        ===========    ==========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 4,187,177    $  578,397
 Reinvested...........      242,026        34,826
 Redeemed.............   (2,208,375)     (224,289)
                        -----------    ----------
Net Increase
 (Decrease)...........  $ 2,220,828    $  388,934
                        ===========    ==========

Shares:
 Sold.................      405,033        56,262
 Reinvested...........       23,472         3,377
 Redeemed.............     (213,620)      (21,570)
                        -----------    ----------
Net Increase
 (Decrease)...........      214,885        38,069
                        ===========    ==========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $  (300,681)   $  (50,191)
                        -----------    ----------
Total Dividends and
 Distributions........  $  (300,681)   $  (50,191)
                        ===========    ==========

Year Ended October 31,
 2004
 From net investment
  income..............  $  (242,026)   $  (34,826)
                        -----------    ----------
Total Dividends and
 Distributions........  $  (242,026)   $  (34,826)
                        ===========    ==========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                                  INFLATION
                                                               PROTECTION FUND
-------------------------------------------------------------------------------
                                                                   PERIOD
                                                                    ENDED
                                                                 OCTOBER 31,
                                                                 2005 /(A)/
                                                              -----------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)......................    $ 2,027,568
Net realized gain (loss) from investment transactions and
 foreign currency transactions..............................           (582)
Change in unrealized appreciation/depreciation of
 investments and translation of assets and liabilities in
 foreign currencies.........................................     (1,223,448)
                                                                -----------
        Net Increase (Decrease) in Net Assets Resulting from
                                                  Operations        803,538
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income..................................     (1,985,062)
                                                                -----------
                           Total Dividends and Distributions     (1,985,062)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...............     77,591,730
                                                                -----------
                     Total increase (decrease) in net assets     76,410,206
NET ASSETS
Beginning of period.........................................             --
                                                                -----------
End of period (including undistributed net investment income
 as set forth below)........................................    $76,410,206
                                                                ===========
Undistributed (overdistributed) net investment income
 (operating loss)...........................................    $    46,652
                                                                ===========




                                   ADVISORS   ADVISORS   ADVISORS
                                  PREFERRED   SELECT    SIGNATURE    CLASS A      CLASS J     INSTITUTIONAL   PREFERRED    SELECT
                                  ---------  ---------  ---------  -----------  -----------  --------------  ----------  ----------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Period Ended October 31, 2005
 /(a)/
Dollars:
 Sold...........................  $26,745    $12,622    $11,452    $1,553,499   $4,071,941   $ 81,296,774    $123,794     $76,072
 Reinvested.....................      247         20          7        12,268       81,782      1,825,940         918         731
 Redeemed.......................       --       (208)        --       (44,601)    (349,415)   (11,058,149)    (50,709)         --
                                  -------    -------    -------    ----------   ----------   ------------    --------     -------
Net Increase (Decrease).........  $26,992    $12,434    $11,459    $1,521,166   $3,804,308   $ 72,064,565    $ 74,003     $76,803
                                  =======    =======    =======    ==========   ==========   ============    ========     =======

Shares:
 Sold...........................    2,667      1,266      1,147       155,624      407,034      8,151,168      12,445       7,648
 Reinvested.....................       25          2          1         1,238        8,199        182,826          93          74
 Redeemed.......................       --        (21)        --        (4,495)     (35,069)    (1,094,636)     (5,047)         --
                                  -------    -------    -------    ----------   ----------   ------------    --------     -------
Net Increase (Decrease).........    2,692      1,247      1,148       152,367      380,164      7,239,358       7,491       7,722
                                  =======    =======    =======    ==========   ==========   ============    ========     =======

DISTRIBUTIONS:
Period Ended October 31, 2005
 /(a)/
 From net investment income.....  $  (562)   $  (312)   $  (290)   $  (13,789)  $  (82,141)  $ (1,885,679)   $ (1,242)    $(1,047)
                                  -------    -------    -------    ----------   ----------   ------------    --------     -------
Total Dividends and
 Distributions..................  $  (562)   $  (312)   $  (290)   $  (13,789)  $  (82,141)  $ (1,885,679)   $ (1,242)    $(1,047)
                                  =======    =======    =======    ==========   ==========   ============    ========     =======


/(a) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                         INTERNATIONAL
                                                           EMERGING
                                                          MARKETS FUND
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005            2004
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $    803,060    $    82,334
Net realized gain (loss) from investment
 transactions and foreign currency transactions.    15,148,620      3,312,540
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............     7,064,670        148,273
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations    23,016,350      3,543,147
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................            --        (64,944)
From net realized gain on investments and
 foreign currency transactions..................    (2,929,219)            --
                                                  ------------    -----------
               Total Dividends and Distributions    (2,929,219)       (64,944)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...    90,314,464     15,343,091
                                                  ------------    -----------
Redemption Fees - Class J.......................         1,935             --
                                                  ------------    -----------
         Total increase (decrease) in net assets   110,403,530     18,821,294
NET ASSETS
Beginning of period.............................    36,042,988     17,221,694
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $146,446,518    $36,042,988
                                                  ============    ===========
Undistributed (overdistributed) net investment
 income (operating loss)........................  $    373,192    $        --
                                                  ============    ===========



                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE    CLASS A       CLASS B      CLASS J      INSTITUTIONAL
                        ------------  ------------  ---------  ------------  -----------  ------------  --------------
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 2,239,350   $   496,456   $79,236    $ 6,561,972   $1,409,211   $40,169,805    $1,506,693
 Issued in acquistions           --            --        --     46,248,493    8,057,699            --            --
 Reinvested...........       99,866            --        --             --           --     2,104,916            --
 Redeemed.............   (3,533,816)   (1,495,872)     (953)    (3,375,445)    (885,867)   (9,240,222)      (79,338)
                        -----------   -----------   -------    -----------   ----------   -----------    ----------
Net Increase
 (Decrease)...........  $(1,194,600)  $  (999,416)  $78,283    $49,435,020   $8,581,043   $33,034,499    $1,427,355
                        ===========   ===========   =======    ===========   ==========   ===========    ==========

Shares:
 Sold.................      124,878        26,872     4,123        340,397       74,139     2,325,988        80,742
 Issued in acquistions           --            --        --      2,668,277      464,882            --            --
 Reinvested...........        6,410            --        --             --           --       137,039            --
 Redeemed.............     (187,333)      (77,998)      (50)      (174,916)     (46,883)     (543,677)       (4,306)
                        -----------   -----------   -------    -----------   ----------   -----------    ----------
Net Increase
 (Decrease)...........      (56,045)      (51,126)    4,073      2,833,758      492,138     1,919,350        76,436
                        ===========   ===========   =======    ===========   ==========   ===========    ==========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $   572,548   $    36,384       N/A            N/A          N/A   $22,080,279    $       --
 Reinvested...........        5,138            32       N/A            N/A          N/A         3,122            --
 Redeemed.............     (325,541)       (1,891)      N/A            N/A          N/A    (7,542,165)           --
                        -----------   -----------   -------    -----------   ----------   -----------    ----------
Net Increase
 (Decrease)...........  $   252,145   $    34,525       N/A            N/A          N/A   $14,541,236    $       --
                        ===========   ===========   =======    ===========   ==========   ===========    ==========

Shares:
 Sold.................       40,470         2,565       N/A            N/A          N/A     1,571,500            --
 Reinvested...........          379             2       N/A            N/A          N/A           232            --
 Redeemed.............      (23,693)         (137)      N/A            N/A          N/A      (550,275)           --
                        -----------   -----------   -------    -----------   ----------   -----------    ----------
Net Increase
 (Decrease)...........       17,156         2,430       N/A            N/A          N/A     1,021,457            --
                        ===========   ===========   =======    ===========   ==========   ===========    ==========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net realized
  gain on investments
  and foreign currency
  transactions........  $  (245,198)  $  (149,257)  $  (763)   $        --   $       --   $(2,118,216)   $   (1,121)
                        -----------   -----------   -------    -----------   ----------   -----------    ----------
Total Dividends and
 Distributions........  $  (245,198)  $  (149,257)  $  (763)   $        --   $       --   $(2,118,216)   $   (1,121)
                        ===========   ===========   =======    ===========   ==========   ===========    ==========

Year Ended October 31,
 2004
 From net investment
  income..............  $   (15,657)  $    (7,645)      N/A            N/A          N/A   $    (3,162)   $     (156)
                        -----------   -----------   -------    -----------   ----------   -----------    ----------
Total Dividends and
 Distributions........  $   (15,657)  $    (7,645)      N/A            N/A          N/A   $    (3,162)   $     (156)
                        ===========   ===========   =======    ===========   ==========   ===========    ==========

                         PREFERRED        SELECT
                        ------------  --------------
----------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 3,563,680    $    95,534
 Issued in acquistions           --             --
 Reinvested...........      124,388             --
 Redeemed.............   (2,370,316)    (1,461,006)
                        -----------    -----------
Net Increase
 (Decrease)...........  $ 1,317,752    $(1,365,472)
                        ===========    ===========

Shares:
 Sold.................      195,093          4,933
 Issued in acquistions           --             --
 Reinvested...........        7,938             --
 Redeemed.............     (128,187)       (75,310)
                        -----------    -----------
Net Increase
 (Decrease)...........       74,844        (70,377)
                        ===========    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 1,424,319    $        --
 Reinvested...........        8,862             --
 Redeemed.............     (917,996)            --
                        -----------    -----------
Net Increase
 (Decrease)...........  $   515,185    $        --
                        ===========    ===========

Shares:
 Sold.................       98,819             --
 Reinvested...........          651             --
 Redeemed.............      (65,174)            --
                        -----------    -----------
Net Increase
 (Decrease)...........       34,296             --
                        ===========    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net realized
  gain on investments   $  (269,463)   $  (145,201)
  and foreign currency  -----------    -----------
  transactions........
Total Dividends and
 Distributions........  $  (269,463)   $  (145,201)
                        ===========    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $   (24,537)   $   (13,787)
                        -----------    -----------
Total Dividends and
 Distributions........  $   (24,537)   $   (13,787)
                        ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           LARGECAP
                                                         GROWTH FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $    829,789    $    221,806
Net realized gain (loss) from investment
 transactions and foreign currency transactions     3,213,957       4,477,317
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    43,135,818      (1,726,383)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    47,179,564       2,972,740
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................      (875,012)        (79,529)
                                                 ------------    ------------
              Total Dividends and Distributions      (875,012)        (79,529)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   437,233,254      61,861,146
                                                 ------------    ------------
        Total increase (decrease) in net assets   483,537,806      64,754,357
NET ASSETS
Beginning of period............................   140,675,270      75,920,913
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $624,213,076    $140,675,270
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $    149,463    $    194,686
                                                 ============    ============



                          ADVISORS     ADVISORS     ADVISORS
                         PREFERRED      SELECT     SIGNATURE     CLASS A       CLASS B       CLASS J      INSTITUTIONAL
                        ------------  -----------  ---------  -------------  ------------  ------------  --------------
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 8,519,955   $2,314,979   $853,196   $  9,576,207   $ 1,104,953   $ 5,665,974   $134,645,284
 Issued in acquistions           --           --         --    262,477,595    37,635,406            --             --
 Reinvested...........        2,426          393         --             --            --        82,590        779,685
 Redeemed.............   (1,143,545)    (216,082)   (99,582)   (15,334,935)   (5,120,603)   (3,325,162)    (5,444,000)
                        -----------   ----------   --------   ------------   -----------   -----------   ------------
Net Increase
 (Decrease)...........  $ 7,378,836   $2,099,290   $753,614   $256,718,867   $33,619,756   $ 2,423,402   $129,980,969
                        ===========   ==========   ========   ============   ===========   ===========   ============

Shares:
 Sold.................    1,149,891      334,507    119,112      1,359,428       155,915       873,170     19,972,089
 Issued in acquistions           --           --         --     39,047,317     5,598,808            --             --
 Reinvested...........          355           60         --             --            --        12,986        118,493
 Redeemed.............     (158,719)     (32,319)   (14,385)    (2,174,154)     (726,693)     (518,066)      (803,139)
                        -----------   ----------   --------   ------------   -----------   -----------   ------------
Net Increase
 (Decrease)...........      991,527      302,248    104,727     38,232,591     5,028,030       368,090     19,287,443
                        ===========   ==========   ========   ============   ===========   ===========   ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $   575,667   $   49,175        N/A            N/A           N/A   $ 6,359,014   $ 62,010,912
 Reinvested...........           --           --        N/A            N/A           N/A            --         79,529
 Redeemed.............     (849,608)     (60,078)       N/A            N/A           N/A    (3,469,828)    (3,464,287)
                        -----------   ----------   --------   ------------   -----------   -----------   ------------
Net Increase
 (Decrease)...........  $  (273,941)  $  (10,903)       N/A            N/A           N/A   $ 2,889,186   $ 58,626,154
                        ===========   ==========   ========   ============   ===========   ===========   ============

Shares:
 Sold.................       91,868        8,226        N/A            N/A           N/A     1,078,392     10,171,383
 Reinvested...........           --           --        N/A            N/A           N/A        13,299             --
 Redeemed.............     (134,018)      (9,842)       N/A            N/A           N/A      (590,454)      (564,289)
                        -----------   ----------   --------   ------------   -----------   -----------   ------------
Net Increase
 (Decrease)...........      (42,150)      (1,616)       N/A            N/A           N/A       501,237      9,607,094
                        ===========   ==========   ========   ============   ===========   ===========   ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $    (2,426)  $     (393)  $    (50)  $         --   $        --   $   (82,597)  $   (779,685)
                        -----------   ----------   --------   ------------   -----------   -----------   ------------
Total Dividends and
 Distributions........  $    (2,426)  $     (393)  $    (50)  $         --   $        --   $   (82,597)  $   (779,685)
                        ===========   ==========   ========   ============   ===========   ===========   ============

Year Ended October 31,
 2004
 From net investment
  income..............  $        --   $       --        N/A            N/A           N/A   $        --   $    (79,529)
                        -----------   ----------   --------   ------------   -----------   -----------   ------------
Total Dividends and
 Distributions........  $        --   $       --        N/A            N/A           N/A   $        --   $    (79,529)
                        ===========   ==========   ========   ============   ===========   ===========   ============

                         PREFERRED       SELECT
                        -----------  --------------
---------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $1,787,084    $ 5,690,196
 Issued in acquistions          --             --
 Reinvested...........       9,585            276
 Redeemed.............    (952,574)    (2,276,047)
                        ----------    -----------
Net Increase
 (Decrease)...........  $  844,095    $ 3,414,425
                        ==========    ===========

Shares:
 Sold.................     257,203        844,402
 Issued in acquistions          --             --
 Reinvested...........       1,439             41
 Redeemed.............    (142,611)      (329,127)
                        ----------    -----------
Net Increase
 (Decrease)...........     116,031        515,316
                        ==========    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $1,217,101    $    22,211
 Reinvested...........          --             --
 Redeemed.............    (606,349)        (2,313)
                        ----------    -----------
Net Increase
 (Decrease)...........  $  610,752    $    19,898
                        ==========    ===========

Shares:
 Sold.................     194,857          3,540
 Reinvested...........          --             --
 Redeemed.............     (97,980)          (379)
                        ----------    -----------
Net Increase
 (Decrease)...........      96,877          3,161
                        ==========    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $   (9,585)   $      (276)
                        ----------    -----------
Total Dividends and
 Distributions........  $   (9,585)   $      (276)
                        ==========    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $       --    $        --
                        ----------    -----------
Total Dividends and
 Distributions........  $       --    $        --
                        ==========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           LARGECAP
                                                        S&P 500 INDEX
                                                             FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  8,382,467    $  6,661,403
Net realized gain (loss) from investment
 transactions and foreign currency transactions     5,104,196      31,942,193
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    30,366,551      (1,442,844)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    43,853,214      37,160,752
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (8,403,618)     (3,239,102)
From net realized gain on investments and
 foreign currency transactions.................   (36,116,133)             --
                                                 ------------    ------------
              Total Dividends and Distributions   (44,519,751)     (3,239,102)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   205,724,569      80,012,535
                                                 ------------    ------------
Redemption Fees - Class J......................            --           1,590
                                                 ------------    ------------
        Total increase (decrease) in net assets   205,058,032     113,935,775
NET ASSETS
Beginning of period............................   521,098,582     407,162,807
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $726,156,614    $521,098,582
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $  5,652,039    $  5,673,190
                                                 ============    ============



                          ADVISORS       ADVISORS      ADVISORS
                         PREFERRED        SELECT      SIGNATURE      CLASS A        CLASS J      INSTITUTIONAL    PREFERRED
                        -------------  -------------  -----------  ------------  -------------  --------------  -------------
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 30,259,972   $ 21,602,494   $1,413,042   $ 5,072,529   $ 87,887,749   $   6,679,648   $ 48,050,725
 Issued in acquistions            --             --           --    71,416,247             --              --             --
 Reinvested...........     7,557,801      4,228,660           --            --     21,131,630              --     10,555,225
 Redeemed.............   (25,689,953)   (15,486,762)     (90,044)   (4,653,535)   (44,802,572)     (2,437,598)   (24,070,515)
                        ------------   ------------   ----------   -----------   ------------   -------------   ------------
Net Increase
 (Decrease)...........  $ 12,127,820   $ 10,344,392   $1,322,998   $71,835,241   $ 64,216,807   $   4,242,050   $ 34,535,435
                        ============   ============   ==========   ===========   ============   =============   ============

Shares:
 Sold.................     3,538,060      2,518,884      162,921       582,748     10,310,736         775,183      5,538,511
 Issued in acquistions            --             --           --     8,384,257             --              --             --
 Reinvested...........       879,454        492,635           --            --      2,484,429              --      1,219,719
 Redeemed.............    (2,975,704)    (1,804,503)     (10,468)     (533,746)    (5,258,630)       (284,089)    (2,779,266)
                        ------------   ------------   ----------   -----------   ------------   -------------   ------------
Net Increase
 (Decrease)...........     1,441,810      1,207,016      152,453     8,433,259      7,536,535         491,094      3,978,964
                        ============   ============   ==========   ===========   ============   =============   ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 74,903,219   $ 37,839,930          N/A           N/A   $112,323,697   $ 129,739,311   $ 63,125,873
 Reinvested...........       211,701        100,272          N/A           N/A        486,619       1,516,071        888,267
 Redeemed.............   (17,587,765)    (9,819,543)         N/A           N/A    (34,368,894)   (252,951,181)   (32,699,709)
                        ------------   ------------   ----------   -----------   ------------   -------------   ------------
Net Increase
 (Decrease)...........  $ 57,527,155   $ 28,120,659          N/A           N/A   $ 78,441,422   $(121,695,799)  $ 31,314,431
                        ============   ============   ==========   ===========   ============   =============   ============

Shares:
 Sold.................     8,702,559      4,410,091          N/A           N/A     13,275,822      15,210,096      7,379,342
 Reinvested...........        25,293         11,965          N/A           N/A         58,488         182,439        105,620
 Redeemed.............    (2,056,758)    (1,150,194)         N/A           N/A     (4,057,124)    (29,604,450)    (3,822,306)
                        ------------   ------------   ----------   -----------   ------------   -------------   ------------
Net Increase
 (Decrease)...........     6,671,094      3,271,862          N/A           N/A      9,277,186     (14,211,915)     3,662,656
                        ============   ============   ==========   ===========   ============   =============   ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $ (1,418,440)  $   (796,478)  $     (144)  $        --   $ (3,977,602)  $        (154)  $ (2,018,558)
 From net realized
  gain on investments
  and foreign currency
  transactions........    (6,139,361)    (3,432,182)        (676)           --    (17,169,319)           (690)    (8,536,667)
                        ------------   ------------   ----------   -----------   ------------   -------------   ------------
Total Dividends and
 Distributions........  $ (7,557,801)  $ (4,228,660)  $     (820)  $        --   $(21,146,921)  $        (844)  $(10,555,225)
                        ============   ============   ==========   ===========   ============   =============   ============

Year Ended October 31,
 2004
 From net investment
  income..............  $   (211,701)  $   (100,272)         N/A           N/A   $   (486,991)  $  (1,516,071)  $   (888,276)
                        ------------   ------------   ----------   -----------   ------------   -------------   ------------
Total Dividends and
 Distributions........  $   (211,701)  $   (100,272)         N/A           N/A   $   (486,991)  $  (1,516,071)  $   (888,276)
                        ============   ============   ==========   ===========   ============   =============   ============

                            SELECT
                        ---------------
---------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................   $ 19,887,763
 Issued in acquistions             --
 Reinvested...........      1,029,480
 Redeemed.............    (13,817,417)
                         ------------
Net Increase
 (Decrease)...........   $  7,099,826
                         ============

Shares:
 Sold.................      2,292,903
 Issued in acquistions             --
 Reinvested...........        119,516
 Redeemed.............     (1,615,510)
                         ------------
Net Increase
 (Decrease)...........        796,909
                         ============

Year Ended October 31,
 2004
Dollars:
 Sold.................   $  8,038,437
 Reinvested...........         35,791
 Redeemed.............     (1,769,561)
                         ------------
Net Increase
 (Decrease)...........   $  6,304,667
                         ============

Shares:
 Sold.................        948,595
 Reinvested...........          4,271
 Redeemed.............       (207,301)
                         ------------
Net Increase
 (Decrease)...........        745,565
                         ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment     $   (192,242)
  income..............
 From net realized
  gain on investments        (837,238)
  and foreign currency   ------------
  transactions........
Total Dividends and
 Distributions........   $ (1,029,480)
                         ============

Year Ended October 31,
 2004
 From net investment
  income..............   $    (35,791)
                         ------------
Total Dividends and
 Distributions........   $    (35,791)
                         ============

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           LARGECAP
                                                          VALUE FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  4,158,796    $  1,390,572
Net realized gain (loss) from investment
 transactions and foreign currency transactions    13,670,724       8,781,934
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............     1,235,817      (1,369,610)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    19,065,337       8,802,896
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (1,684,432)       (871,058)
From net realized gain on investments and
 foreign currency transactions.................    (4,668,645)             --
                                                 ------------    ------------
              Total Dividends and Distributions    (6,353,077)       (871,058)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   408,354,578      38,014,728
                                                 ------------    ------------
        Total increase (decrease) in net assets   421,066,838      45,946,566
NET ASSETS
Beginning of period............................   122,245,412      76,298,846
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $543,312,250    $122,245,412
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $  3,585,078    $  1,110,714
                                                 ============    ============



                         ADVISORS     ADVISORS     ADVISORS
                        PREFERRED     SELECT      SIGNATURE     CLASS A       CLASS B       CLASS J      INSTITUTIONAL
                        ----------  ------------  ---------  -------------  ------------  ------------  --------------
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 636,282   $ 3,369,444   $220,337   $ 10,179,248   $ 1,127,083   $12,048,099   $ 91,339,474
 Issued in acquistions         --            --         --    303,957,352    26,422,754            --             --
 Reinvested...........     43,481        66,409         --             --            --       889,836      5,166,916
 Redeemed.............   (966,455)     (923,713)       (13)   (36,483,219)   (3,301,581)   (4,173,888)    (3,845,264)
                        ---------   -----------   --------   ------------   -----------   -----------   ------------
Net Increase
 (Decrease)...........  $(286,692)  $ 2,512,140   $220,324   $277,653,381   $24,248,256   $ 8,764,047   $ 92,661,126
                        =========   ===========   ========   ============   ===========   ===========   ============

Shares:
 Sold.................     55,881       299,735     19,293        886,896        98,422     1,084,236      8,124,018
 Issued in acquistions         --            --         --     27,073,783     2,353,499            --             --
 Reinvested...........      3,988         6,078         --             --            --        81,974        472,420
 Redeemed.............    (87,605)      (81,755)        (1)    (3,167,535)     (287,627)     (376,857)      (339,288)
                        ---------   -----------   --------   ------------   -----------   -----------   ------------
Net Increase
 (Decrease)...........    (27,736)      224,058     19,292     24,793,144     2,164,294       789,353      8,257,150
                        =========   ===========   ========   ============   ===========   ===========   ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 978,845   $   586,063        N/A            N/A           N/A   $ 9,033,151   $ 49,968,393
 Reinvested...........        898         7,898        N/A            N/A           N/A        15,893        817,104
 Redeemed.............   (323,987)   (1,560,305)       N/A            N/A           N/A    (2,712,157)   (18,926,038)
                        ---------   -----------   --------   ------------   -----------   -----------   ------------
Net Increase
 (Decrease)...........  $ 655,756   $  (966,344)       N/A            N/A           N/A   $ 6,336,887   $ 31,859,459
                        =========   ===========   ========   ============   ===========   ===========   ============

Shares:
 Sold.................     91,895        55,449        N/A            N/A           N/A       871,987      4,796,340
 Reinvested...........         88           773        N/A            N/A           N/A         1,563         80,424
 Redeemed.............    (31,788)     (152,540)       N/A            N/A           N/A      (261,723)    (1,785,481)
                        ---------   -----------   --------   ------------   -----------   -----------   ------------
Net Increase
 (Decrease)...........     60,195       (96,318)       N/A            N/A           N/A       611,827      3,091,283
                        =========   ===========   ========   ============   ===========   ===========   ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $ (11,188)  $   (16,851)  $   (117)  $         --   $        --   $  (224,960)  $ (1,383,286)
 From net realized
  gain on investments
  and foreign currency
  transactions........    (32,293)      (49,558)      (359)            --            --      (664,972)    (3,783,630)
                        ---------   -----------   --------   ------------   -----------   -----------   ------------
Total Dividends and
 Distributions........  $ (43,481)  $   (66,409)  $   (476)  $         --   $        --   $  (889,932)  $ (5,166,916)
                        =========   ===========   ========   ============   ===========   ===========   ============

Year Ended October 31,
 2004
 From net investment
  income..............  $    (898)  $    (7,898)       N/A            N/A           N/A   $   (15,893)  $   (817,104)
                        ---------   -----------   --------   ------------   -----------   -----------   ------------
Total Dividends and
 Distributions........  $    (898)  $    (7,898)       N/A            N/A           N/A   $   (15,893)  $   (817,104)
                        =========   ===========   ========   ============   ===========   ===========   ============

                         PREFERRED       SELECT
                        ------------  -------------
---------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 2,923,265    $1,520,521
 Issued in acquistions           --            --
 Reinvested...........      185,125           226
 Redeemed.............   (1,244,081)     (803,060)
                        -----------    ----------
Net Increase
 (Decrease)...........  $ 1,864,309    $  717,687
                        ===========    ==========

Shares:
 Sold.................      258,910       134,856
 Issued in acquistions           --            --
 Reinvested...........       16,901            21
 Redeemed.............     (111,496)      (70,752)
                        -----------    ----------
Net Increase
 (Decrease)...........      164,315        64,125
                        ===========    ==========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 2,601,332    $    4,513
 Reinvested...........       29,181            --
 Redeemed.............   (2,506,048)           (8)
                        -----------    ----------
Net Increase
 (Decrease)...........  $   124,465    $    4,505
                        ===========    ==========

Shares:
 Sold.................      249,625           428
 Reinvested...........        2,861            --
 Redeemed.............     (238,701)           (1)
                        -----------    ----------
Net Increase
 (Decrease)...........       13,785           427
                        ===========    ==========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment    $   (47,842)   $     (188)
  income..............
 From net realized
  gain on investments      (137,283)         (550)
  and foreign currency  -----------    ----------
  transactions........
Total Dividends and
 Distributions........  $  (185,125)   $     (738)
                        ===========    ==========

Year Ended October 31,
 2004
 From net investment
  income..............  $   (29,181)   $      (84)
                        -----------    ----------
Total Dividends and
 Distributions........  $   (29,181)   $      (84)
                        ===========    ==========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                            MIDCAP
                                                          BLEND FUND
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005            2004
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $    873,655    $   219,921
Net realized gain (loss) from investment
 transactions and foreign currency transactions.    38,281,368      7,268,618
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............    (2,029,829)     1,390,580
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations    37,125,194      8,879,119
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................      (208,652)       (63,236)
From net realized gain on investments and
 foreign currency transactions..................    (6,508,853)      (260,291)
                                                  ------------    -----------
               Total Dividends and Distributions    (6,717,505)      (323,527)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...   624,080,478     21,999,757
                                                  ------------    -----------
         Total increase (decrease) in net assets   654,488,167     30,555,349
NET ASSETS
Beginning of period.............................    86,209,482     55,654,133
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $740,697,649    $86,209,482
                                                  ============    ===========
Undistributed (overdistributed) net investment
 income (operating loss)........................  $    819,612    $   154,609
                                                  ============    ===========



                          ADVISORS       ADVISORS     ADVISORS
                         PREFERRED       SELECT      SIGNATURE     CLASS A       CLASS B        CLASS J      INSTITUTIONAL
                        -------------  ------------  ---------  -------------  ------------  -------------  --------------
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $  2,726,576   $ 2,835,210   $288,676   $ 19,998,331   $ 3,125,165   $ 44,342,602     $      --
 Issued in acquistions            --            --         --    501,732,654    74,461,412             --            --
 Reinvested...........       216,329        78,456         --             --            --      5,529,790            --
 Redeemed.............    (3,049,812)     (796,704)   (21,181)   (23,911,617)   (8,563,470)   (14,252,808)           --
                        ------------   -----------   --------   ------------   -----------   ------------     ---------
Net Increase
 (Decrease)...........  $   (106,907)  $ 2,116,962   $267,495   $497,819,368   $69,023,107   $ 35,619,584     $      --
                        ============   ===========   ========   ============   ===========   ============     =========

Shares:
 Sold.................       204,263       218,112     21,864      1,459,197       227,970      3,409,650            --
 Issued in acquistions            --            --         --     37,875,532     5,621,092             --            --
 Reinvested...........        16,866         6,144         --             --            --        436,924            --
 Redeemed.............      (226,463)      (61,549)    (1,549)    (1,742,982)     (624,661)    (1,095,485)           --
                        ------------   -----------   --------   ------------   -----------   ------------     ---------
Net Increase
 (Decrease)...........        (5,334)      162,707     20,315     37,591,747     5,224,401      2,751,089            --
                        ============   ===========   ========   ============   ===========   ============     =========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 16,709,228   $   834,912        N/A            N/A           N/A   $ 37,272,652     $     289
 Reinvested...........        16,493         1,354        N/A            N/A           N/A        258,021            --
 Redeemed.............   (18,419,531)   (2,171,755)       N/A            N/A           N/A     (9,995,086)     (689,701)
                        ------------   -----------   --------   ------------   -----------   ------------     ---------
Net Increase
 (Decrease)...........  $ (1,693,810)  $(1,335,489)       N/A            N/A           N/A   $ 27,535,587     $(689,412)
                        ============   ===========   ========   ============   ===========   ============     =========

Shares:
 Sold.................     1,379,915        66,441        N/A            N/A           N/A      3,052,991            --
 Reinvested...........         1,339           109        N/A            N/A           N/A         20,680            --
 Redeemed.............    (1,472,828)     (190,429)       N/A            N/A           N/A       (823,453)      (60,946)
                        ------------   -----------   --------   ------------   -----------   ------------     ---------
Net Increase
 (Decrease)...........       (91,574)     (123,879)       N/A            N/A           N/A      2,250,218       (60,946)
                        ============   ===========   ========   ============   ===========   ============     =========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $     (6,605)  $    (3,683)  $    (18)  $         --   $        --   $   (165,843)    $     (29)
 From net realized
  gain on investments
  and foreign currency
  transactions........      (209,724)      (74,773)      (674)            --            --     (5,367,358)         (765)
                        ------------   -----------   --------   ------------   -----------   ------------     ---------
Total Dividends and
 Distributions........  $   (216,329)  $   (78,456)  $   (692)  $         --   $        --   $ (5,533,201)    $    (794)
                        ============   ===========   ========   ============   ===========   ============     =========

Year Ended October 31,
 2004
 From net investment
  income..............  $     (7,148)  $      (376)       N/A            N/A           N/A   $    (27,215)    $    (101)
 From net realized
  gain on investments
  and foreign currency
  transactions........        (9,345)       (1,003)       N/A            N/A           N/A       (230,901)          (40)
                        ------------   -----------   --------   ------------   -----------   ------------     ---------
Total Dividends and
 Distributions........  $    (16,493)  $    (1,379)       N/A            N/A           N/A   $   (258,116)    $    (141)
                        ============   ===========   ========   ============   ===========   ============     =========

                         PREFERRED        SELECT
                        ------------  --------------
----------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $21,075,874    $ 2,890,205
 Issued in acquistions           --             --
 Reinvested...........      806,177         81,069
 Redeemed.............   (4,133,788)    (1,378,668)
                        -----------    -----------
Net Increase
 (Decrease)...........  $17,748,263    $ 1,592,606
                        ===========    ===========

Shares:
 Sold.................    1,557,797        220,312
 Issued in acquistions           --             --
 Reinvested...........       62,749          6,247
 Redeemed.............     (311,350)      (101,525)
                        -----------    -----------
Net Increase
 (Decrease)...........    1,309,196        125,034
                        ===========    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 3,200,705    $ 1,204,837
 Reinvested...........       47,268             29
 Redeemed.............   (4,072,342)    (2,197,616)
                        -----------    -----------
Net Increase
 (Decrease)...........  $  (824,369)   $  (992,750)
                        ===========    ===========

Shares:
 Sold.................      257,783         97,332
 Reinvested...........        3,883              2
 Redeemed.............     (342,213)      (192,065)
                        -----------    -----------
Net Increase
 (Decrease)...........      (80,547)       (94,731)
                        ===========    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment    $   (29,638)   $    (2,836)
  income..............
 From net realized
  gain on investments      (776,539)       (79,020)
  and foreign currency  -----------    -----------
  transactions........
Total Dividends and
 Distributions........  $  (806,177)   $   (81,856)
                        ===========    ===========

Year Ended October 31,
 2004
 From net investment    $   (28,333)   $       (63)
  income..............
 From net realized
  gain on investments       (18,935)           (67)
  and foreign currency  -----------    -----------
  transactions........
Total Dividends and
 Distributions........  $   (47,268)   $      (130)
                        ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                            MONEY
                                                         MARKET FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  9,523,257    $    556,812
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations     9,523,257         556,812
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (9,523,257)       (556,812)
                                                 ------------    ------------
              Total Dividends and Distributions    (9,523,257)       (556,812)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   473,280,383      81,186,005
                                                 ------------    ------------
        Total increase (decrease) in net assets   473,280,383      81,186,005
NET ASSETS
Beginning of period............................   218,717,812     137,531,807
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $691,998,195    $218,717,812
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $         --    $         --
                                                 ============    ============



                                     ADVISORS       ADVISORS       ADVISORS
                                    PREFERRED        SELECT       SIGNATURE       CLASS A        CLASS B        CLASS J
                                   -------------  -------------  ------------  --------------  ------------  -------------
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold............................  $ 95,777,197   $ 78,191,806   $15,507,366   $ 178,767,682   $ 1,143,298   $ 69,153,023
 Issued in acquistions...........            --             --            --     340,644,469     3,361,820             --
 Reinvested......................       213,159        164,606        19,121       3,419,491        17,198      2,511,527
 Redeemed........................   (94,738,305)   (75,570,455)   (6,899,259)   (178,243,053)   (1,423,713)   (60,754,765)
                                   ------------   ------------   -----------   -------------   -----------   ------------
Net Increase (Decrease)..........  $  1,252,051   $  2,785,957   $ 8,627,228   $ 344,588,589   $ 3,098,603   $ 10,909,785
                                   ============   ============   ===========   =============   ===========   ============

Shares:
 Sold............................    95,777,197     78,191,806    15,507,366     178,767,682     1,143,298     69,153,023
 Issued in acquistions...........            --             --            --     340,644,469     3,361,820             --
 Reinvested......................       213,159        164,606        19,121       3,419,491        17,198      2,511,527
 Redeemed........................   (94,738,305)   (75,570,455)   (6,899,259)   (178,243,053)   (1,423,713)   (60,754,765)
                                   ------------   ------------   -----------   -------------   -----------   ------------
Net Increase (Decrease)..........     1,252,051      2,785,957     8,627,228     344,588,589     3,098,603     10,909,785
                                   ============   ============   ===========   =============   ===========   ============

Year Ended October 31, 2004
Dollars:
 Sold............................  $ 38,670,546   $ 77,569,137           N/A             N/A           N/A   $ 97,590,462
 Reinvested......................        20,093         13,123           N/A             N/A           N/A        100,835
 Redeemed........................   (35,858,338)   (76,682,827)          N/A             N/A           N/A    (60,472,660)
                                   ------------   ------------   -----------   -------------   -----------   ------------
Net Increase (Decrease)..........  $  2,832,301   $    899,433           N/A             N/A           N/A   $ 37,218,637
                                   ============   ============   ===========   =============   ===========   ============

Shares:
 Sold............................    38,670,546     77,569,137           N/A             N/A           N/A     97,590,462
 Reinvested......................        20,093         13,123           N/A             N/A           N/A        100,835
 Redeemed........................   (35,858,338)   (76,682,827)          N/A             N/A           N/A    (60,472,660)
                                   ------------   ------------   -----------   -------------   -----------   ------------
Net Increase (Decrease)..........     2,832,301        899,433           N/A             N/A           N/A     37,218,637
                                   ============   ============   ===========   =============   ===========   ============

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income......  $   (215,642)  $   (164,606)  $   (19,121)  $  (3,462,307)  $   (18,072)  $ (2,544,241)
                                   ------------   ------------   -----------   -------------   -----------   ------------
Total Dividends and Distributions  $   (215,642)  $   (164,606)  $   (19,121)  $  (3,462,307)  $   (18,072)  $ (2,544,241)
                                   ============   ============   ===========   =============   ===========   ============

Year Ended October 31, 2004
 From net investment income......  $    (20,224)  $    (13,151)          N/A             N/A           N/A   $   (102,127)
                                   ------------   ------------   -----------   -------------   -----------   ------------
Total Dividends and Distributions  $    (20,224)  $    (13,151)          N/A             N/A           N/A   $   (102,127)
                                   ============   ============   ===========   =============   ===========   ============

                                    INSTITUTIONAL    PREFERRED        SELECT
                                   --------------  -------------  ---------------
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold............................  $ 99,461,247    $ 75,527,015    $ 55,543,724
 Issued in acquistions...........            --              --              --
 Reinvested......................     2,430,890         495,532         100,052
 Redeemed........................   (17,577,301)    (60,330,132)    (53,632,857)
                                   ------------    ------------    ------------
Net Increase (Decrease)..........  $ 84,314,836    $ 15,692,415    $  2,010,919
                                   ============    ============    ============

Shares:
 Sold............................    99,461,247      75,527,015      55,543,724
 Issued in acquistions...........            --              --              --
 Reinvested......................     2,430,890         495,532         100,052
 Redeemed........................   (17,577,301)    (60,330,132)    (53,632,857)
                                   ------------    ------------    ------------
Net Increase (Decrease)..........    84,314,836      15,692,415       2,010,919
                                   ============    ============    ============

Year Ended October 31, 2004
Dollars:
 Sold............................  $ 36,889,806    $ 40,844,625    $ 28,251,290
 Reinvested......................       344,214          72,285           3,883
 Redeemed........................    (4,640,121)    (34,748,881)    (26,781,467)
                                   ------------    ------------    ------------
Net Increase (Decrease)..........  $ 32,593,899    $  6,168,029    $  1,473,706
                                   ============    ============    ============

Shares:
 Sold............................    36,889,806      40,844,625      28,251,290
 Reinvested......................       344,214          72,285           3,883
 Redeemed........................    (4,640,121)    (34,748,881)    (26,781,467)
                                   ------------    ------------    ------------
Net Increase (Decrease)..........    32,593,899       6,168,029       1,473,706
                                   ============    ============    ============

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income......  $ (2,491,202)   $   (504,316)   $   (103,750)
                                   ------------    ------------    ------------
Total Dividends and Distributions  $ (2,491,202)   $   (504,316)   $   (103,750)
                                   ============    ============    ============

Year Ended October 31, 2004
 From net investment income......  $   (344,214)   $    (72,752)   $     (4,344)
                                   ------------    ------------    ------------
Total Dividends and Distributions  $   (344,214)   $    (72,752)   $     (4,344)
                                   ============    ============    ============

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                           LARGECAP
                                                          BLEND FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  7,069,031    $  3,755,357
Net realized gain (loss) from investment
 transactions and foreign currency transactions    35,180,865      41,923,337
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    12,559,932      (8,929,363)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    54,809,828      36,749,331
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (5,990,472)     (3,164,573)
From net realized gain on investments and
 foreign currency transactions.................   (34,052,662)             --
                                                 ------------    ------------
              Total Dividends and Distributions   (40,043,134)     (3,164,573)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   199,775,242     202,641,110
                                                 ------------    ------------
        Total increase (decrease) in net assets   214,541,936     236,225,868
NET ASSETS
Beginning of period............................   593,171,782     356,945,914
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $807,713,718    $593,171,782
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $  4,031,606    $  2,953,047
                                                 ============    ============




                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE    CLASS A       CLASS B       CLASS J      INSTITUTIONAL
                        ------------  ------------  ---------  ------------  ------------  ------------  --------------
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 7,501,360   $11,759,213   $264,989   $ 4,539,074   $ 1,243,708   $30,358,460   $109,769,814
 Issued in acquistions           --            --         --    51,186,768    22,574,163            --             --
 Reinvested...........    1,520,729     1,477,549         --            --            --     3,104,189     31,286,682
 Redeemed.............   (7,400,495)   (6,822,393)    (3,351)   (4,211,041)   (1,091,143)   (8,234,114)   (58,724,797)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........  $ 1,621,594   $ 6,414,369   $261,638   $51,514,801   $22,726,728   $25,228,535   $ 82,331,699
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Shares:
 Sold.................      735,142     1,166,839     25,303       435,508       119,176     3,029,562     10,630,380
 Issued in acquistions           --            --         --     5,013,615     2,211,078            --             --
 Reinvested...........      150,643       146,961         --            --            --       312,469      3,083,968
 Redeemed.............     (729,488)     (673,235)      (330)     (404,091)     (104,586)     (820,719)    (5,732,064)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........      156,297       640,565     24,973     5,045,032     2,225,668     2,521,312      7,982,284
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $15,561,508   $16,027,363        N/A           N/A           N/A   $25,608,005   $178,969,772
 Reinvested...........       42,873        18,627        N/A           N/A           N/A         6,965      2,905,946
 Redeemed.............   (5,661,837)   (5,944,817)       N/A           N/A           N/A    (4,813,241)   (34,360,622)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........  $ 9,942,544   $10,101,173        N/A           N/A           N/A   $20,801,729   $147,515,096
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Shares:
 Sold.................    1,561,260     1,612,880        N/A           N/A           N/A     2,614,094     18,131,434
 Reinvested...........        4,388         1,910        N/A           N/A           N/A           722        297,741
 Redeemed.............     (570,588)     (600,123)       N/A           N/A           N/A      (492,197)    (3,451,863)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........      995,060     1,014,667        N/A           N/A           N/A     2,122,619     14,977,312
                        ===========   ===========   ========   ===========   ===========   ===========   ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $  (228,471)  $  (209,034)  $    (88)  $        --   $        --   $  (451,050)  $ (4,714,410)
 From net realized
  gain on investments
  and foreign currency
  transactions........   (1,292,258)   (1,268,515)      (561)           --            --    (2,656,090)   (26,572,272)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Total Dividends and
 Distributions........  $(1,520,729)  $(1,477,549)  $   (649)  $        --   $        --   $(3,107,140)  $(31,286,682)
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Year Ended October 31,
 2004
 From net investment
  income..............  $   (45,467)  $   (19,846)       N/A           N/A           N/A   $    (6,971)  $ (2,905,946)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Total Dividends and
 Distributions........  $   (45,467)  $   (19,846)       N/A           N/A           N/A   $    (6,971)  $ (2,905,946)
                        ===========   ===========   ========   ===========   ===========   ===========   ============

                          PREFERRED        SELECT
                        -------------  --------------
-----------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 10,320,311    $ 7,066,453
 Issued in acquistions            --             --
 Reinvested...........     2,252,061        398,324
 Redeemed.............    (5,585,533)    (4,775,738)
                        ------------    -----------
Net Increase
 (Decrease)...........  $  6,986,839    $ 2,689,039
                        ============    ===========

Shares:
 Sold.................     1,032,330        693,646
 Issued in acquistions            --             --
 Reinvested...........       222,656         39,266
 Redeemed.............      (545,961)      (474,784)
                        ------------    -----------
Net Increase
 (Decrease)...........       709,025        258,128
                        ============    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 21,507,307    $ 5,772,723
 Reinvested...........       175,340          6,937
 Redeemed.............   (10,792,590)    (2,389,149)
                        ------------    -----------
Net Increase
 (Decrease)...........  $ 10,890,057    $ 3,390,511
                        ============    ===========

Shares:
 Sold.................     2,193,377        580,860
 Reinvested...........        17,984            709
 Redeemed.............    (1,098,376)      (238,797)
                        ------------    -----------
Net Increase
 (Decrease)...........     1,112,985        342,772
                        ============    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment    $   (329,983)   $   (57,436)
  income..............
 From net realized
  gain on investments     (1,922,078)      (340,888)
  and foreign currency  ------------    -----------
  transactions........
Total Dividends and
 Distributions........  $ (2,252,061)   $  (398,324)
                        ============    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $   (175,340)   $   (11,003)
                        ------------    -----------
Total Dividends and
 Distributions........  $   (175,340)   $   (11,003)
                        ============    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                           LARGECAP
                                                         BLEND FUND I
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005            2004
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $    506,149    $   105,722
Net realized gain (loss) from investment
 transactions and foreign currency transactions.     3,816,437      1,614,548
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............     3,012,339        463,109
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations     7,334,925      2,183,379
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................      (250,214)       (65,662)
From net realized gain on investments and
 foreign currency transactions..................      (155,099)            --
                                                  ------------    -----------
               Total Dividends and Distributions      (405,313)       (65,662)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...   153,683,697      5,876,847
                                                  ------------    -----------
         Total increase (decrease) in net assets   160,613,309      7,994,564
NET ASSETS
Beginning of period.............................    31,660,946     23,666,382
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $192,274,255    $31,660,946
                                                  ============    ===========
Undistributed (overdistributed) net investment
 income (operating loss)........................  $    339,194    $    83,259
                                                  ============    ===========




                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE     CLASS A       CLASS B       CLASS J      INSTITUTIONAL
                        ------------  ------------  ---------  -------------  ------------  ------------  --------------
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 1,340,383   $ 1,888,662   $10,500    $  5,278,819   $   640,144   $10,880,192       $  --
 Issued in acquistions           --            --        --     125,959,529    23,564,254            --          --
 Reinvested...........       16,353        31,518        --              --            --       321,075          --
 Redeemed.............   (1,699,883)     (819,549)       --      (8,047,302)   (3,229,598)   (4,555,771)         --
                        -----------   -----------   -------    ------------   -----------   -----------       -----
Net Increase
 (Decrease)...........  $  (343,147)  $ 1,100,631   $10,500    $123,191,046   $20,974,800   $ 6,645,496       $  --
                        ===========   ===========   =======    ============   ===========   ===========       =====

Shares:
 Sold.................      160,915       231,380     1,356         629,801        76,556     1,341,964          --
 Issued in acquistions           --            --        --      15,495,697     2,898,901            --          --
 Reinvested...........        1,986         3,837        --              --            --        39,430          --
 Redeemed.............     (202,989)     (100,599)       --        (961,677)     (385,279)     (563,252)         --
                        -----------   -----------   -------    ------------   -----------   -----------       -----
Net Increase
 (Decrease)...........      (40,088)      134,618     1,356      15,163,821     2,590,178       818,142          --
                        ===========   ===========   =======    ============   ===========   ===========       =====

Year Ended October 31,
 2004
Dollars:
 Sold.................  $   539,455   $ 1,155,403       N/A             N/A           N/A   $10,984,958       $  --
 Reinvested...........        4,805         3,953       N/A             N/A           N/A        19,921          --
 Redeemed.............   (1,260,641)   (1,233,841)      N/A             N/A           N/A    (3,076,649)         --
                        -----------   -----------   -------    ------------   -----------   -----------       -----
Net Increase
 (Decrease)...........  $  (716,381)  $   (74,485)      N/A             N/A           N/A   $ 7,928,230       $  --
                        ===========   ===========   =======    ============   ===========   ===========       =====

Shares:
 Sold.................       70,223       150,083       N/A             N/A           N/A     1,457,879          --
 Reinvested...........          642           529       N/A             N/A           N/A         2,685          --
 Redeemed.............     (163,339)     (160,385)      N/A             N/A           N/A      (405,898)         --
                        -----------   -----------   -------    ------------   -----------   -----------       -----
Net Increase
 (Decrease)...........      (92,474)       (9,773)      N/A             N/A           N/A     1,054,666          --
                        ===========   ===========   =======    ============   ===========   ===========       =====

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $   (10,060)  $   (20,411)  $   (72)   $         --   $        --   $  (198,151)      $ (69)
 From net realized
  gain on investments
  and foreign currency
  transactions........       (6,293)      (11,107)      (48)             --            --      (123,980)        (41)
                        -----------   -----------   -------    ------------   -----------   -----------       -----
Total Dividends and
 Distributions........  $   (16,353)  $   (31,518)  $  (120)   $         --   $        --   $  (322,131)      $(110)
                        ===========   ===========   =======    ============   ===========   ===========       =====

Year Ended October 31,
 2004
 From net investment
  income..............  $    (9,205)  $    (6,755)      N/A             N/A           N/A   $   (20,016)      $ (87)
                        -----------   -----------   -------    ------------   -----------   -----------       -----
Total Dividends and
 Distributions........  $    (9,205)  $    (6,755)      N/A             N/A           N/A   $   (20,016)      $ (87)
                        ===========   ===========   =======    ============   ===========   ===========       =====

                         PREFERRED       SELECT
                        ------------  -------------
---------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 1,620,444    $1,898,691
 Issued in acquistions           --            --
 Reinvested...........       30,744         4,208
 Redeemed.............     (951,887)     (497,829)
                        -----------    ----------
Net Increase
 (Decrease)...........  $   699,301    $1,405,070
                        ===========    ==========

Shares:
 Sold.................      199,209       234,310
 Issued in acquistions           --            --
 Reinvested...........        3,722           511
 Redeemed.............     (114,790)      (61,150)
                        -----------    ----------
Net Increase
 (Decrease)...........       88,141       173,671
                        ===========    ==========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 1,363,291    $  335,344
 Reinvested...........       16,086            --
 Redeemed.............   (2,018,735)     (956,503)
                        -----------    ----------
Net Increase
 (Decrease)...........  $  (639,358)   $ (621,159)
                        ===========    ==========

Shares:
 Sold.................      176,871        43,495
 Reinvested...........        2,151            --
 Redeemed.............     (263,160)     (123,671)
                        -----------    ----------
Net Increase
 (Decrease)...........      (84,138)      (80,176)
                        ===========    ==========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment    $   (18,769)   $   (2,682)
  income..............
 From net realized
  gain on investments       (11,975)       (1,655)
  and foreign currency  -----------    ----------
  transactions........
Total Dividends and
 Distributions........  $   (30,744)   $   (4,337)
                        ===========    ==========

Year Ended October 31,
 2004
 From net investment
  income..............  $   (23,411)   $   (6,188)
                        -----------    ----------
Total Dividends and
 Distributions........  $   (23,411)   $   (6,188)
                        ===========    ==========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                           LARGECAP
                                                        GROWTH FUND I
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  2,907,409    $  1,006,223
Net realized gain (loss) from investment
 transactions and foreign currency transactions    43,189,905      52,851,731
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    44,444,279     (28,809,040)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    90,541,593      25,048,914
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (4,003,726)     (1,425,794)
                                                 ------------    ------------
              Total Dividends and Distributions    (4,003,726)     (1,425,794)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   142,489,028     116,429,451
                                                 ------------    ------------
Redemption Fees - Class J......................           304              --
                                                 ------------    ------------
        Total increase (decrease) in net assets   229,027,199     140,052,571
NET ASSETS
Beginning of period............................   726,363,355     586,310,784
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $955,390,554    $726,363,355
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $         --    $    321,996
                                                 ============    ============




                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE    CLASS A       CLASS B       CLASS J      INSTITUTIONAL
                        ------------  ------------  ---------  ------------  ------------  ------------  --------------
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 6,415,416   $ 5,470,564   $295,584   $ 2,753,569   $   552,152   $11,187,877   $150,588,664
 Issued in acquistions           --            --         --    47,917,785    15,306,782            --             --
 Reinvested...........      158,706       103,320         --            --            --        94,401      3,480,309
 Redeemed.............   (8,965,227)   (5,623,636)   (54,403)   (3,291,697)   (1,552,223)   (3,386,860)   (78,014,341)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........  $(2,391,105)  $   (49,752)  $241,181   $47,379,657   $14,306,711   $ 7,895,418   $ 76,054,632
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Shares:
 Sold.................      823,998       726,320     38,050       345,172        68,802     1,522,274     19,314,275
 Issued in acquistions           --            --         --     6,098,950     1,948,243            --             --
 Reinvested...........       20,347        13,559         --            --            --        12,705        444,484
 Redeemed.............   (1,163,602)     (747,301)    (6,905)     (409,889)     (192,755)     (460,407)    (9,980,670)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........     (319,257)       (7,422)    31,145     6,034,233     1,824,290     1,074,572      9,778,089
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $18,922,233   $ 9,713,098        N/A           N/A           N/A   $11,170,500   $133,509,523
 Reinvested...........           --            --        N/A           N/A           N/A            --      1,423,003
 Redeemed.............   (9,671,613)   (6,262,035)       N/A           N/A           N/A    (3,542,403)   (43,563,375)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........  $ 9,250,620   $ 3,451,063        N/A           N/A           N/A   $ 7,628,097   $ 91,369,151
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Shares:
 Sold.................    2,612,102     1,368,534        N/A           N/A           N/A     1,618,794     18,434,514
 Reinvested...........           --            --        N/A           N/A           N/A            --        198,466
 Redeemed.............   (1,348,253)     (885,231)       N/A           N/A           N/A      (517,107)    (6,087,872)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........    1,263,849       483,303        N/A           N/A           N/A     1,101,687     12,545,108
                        ===========   ===========   ========   ===========   ===========   ===========   ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $  (158,706)  $  (103,320)  $    (48)  $        --   $        --   $   (94,587)  $ (3,480,309)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Total Dividends and
 Distributions........  $  (158,706)  $  (103,320)  $    (48)  $        --   $        --   $   (94,587)  $ (3,480,309)
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Year Ended October 31,
 2004
 From net investment
  income..............  $        --   $        --        N/A           N/A           N/A   $        --   $ (1,423,003)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Total Dividends and
 Distributions........  $        --   $        --        N/A           N/A           N/A   $        --   $ (1,423,003)
                        ===========   ===========   ========   ===========   ===========   ===========   ============

                         PREFERRED        SELECT
                        ------------  --------------
----------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 5,949,056    $ 2,351,772
 Issued in acquistions           --             --
 Reinvested...........      145,261         21,495
 Redeemed.............   (6,165,151)    (3,250,147)
                        -----------    -----------
Net Increase
 (Decrease)...........  $   (70,834)   $  (876,880)
                        ===========    ===========

Shares:
 Sold.................      787,649        305,028
 Issued in acquistions           --             --
 Reinvested...........       18,647          2,777
 Redeemed.............     (800,989)      (441,357)
                        -----------    -----------
Net Increase
 (Decrease)...........        5,307       (133,552)
                        ===========    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $12,339,067    $ 3,621,539
 Reinvested...........        2,791             --
 Redeemed.............   (9,767,890)    (1,464,987)
                        -----------    -----------
Net Increase
 (Decrease)...........  $ 2,573,968    $ 2,156,552
                        ===========    ===========

Shares:
 Sold.................    1,737,539        505,099
 Reinvested...........          390             --
 Redeemed.............   (1,355,799)      (203,874)
                        -----------    -----------
Net Increase
 (Decrease)...........      382,130        301,225
                        ===========    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $  (145,261)   $   (21,495)
                        -----------    -----------
Total Dividends and
 Distributions........  $  (145,261)   $   (21,495)
                        ===========    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $    (2,791)   $        --
                        -----------    -----------
Total Dividends and
 Distributions........  $    (2,791)   $        --
                        ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                       LARGECAP GROWTH
                                                           FUND II
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $    396,837    $   (273,772)
Net realized gain (loss) from investment
 transactions and foreign currency transactions    10,479,456       4,466,541
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    34,709,737       2,564,028
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    45,586,030       6,756,797
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................      (797,869)             --
From net realized gain on investments and
 foreign currency transactions.................    (3,789,120)             --
                                                 ------------    ------------
              Total Dividends and Distributions    (4,586,989)             --
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   533,716,550     133,806,320
                                                 ------------    ------------
        Total increase (decrease) in net assets   574,715,591     140,563,117
NET ASSETS
Beginning of period............................   209,873,962      69,310,845
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $784,589,553    $209,873,962
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $    651,588    $    (20,569)
                                                 ============    ============



                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE   CLASS A     CLASS J      INSTITUTIONAL   PREFERRED
                        ------------  ------------  ---------  ---------  ------------  --------------  ------------
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 3,295,750   $10,000,309   $168,129   $142,023   $ 4,206,153   $533,473,611    $ 8,523,061
 Reinvested...........      128,394       209,212         --         --       161,818      3,680,012        304,465
 Redeemed.............   (1,792,268)   (4,799,939)    (8,151)      (514)   (1,795,031)   (31,425,596)    (4,555,666)
                        -----------   -----------   --------   --------   -----------   ------------    -----------
Net Increase
 (Decrease)...........  $ 1,631,876   $ 5,409,582   $159,978   $141,509   $ 2,572,940   $505,728,027    $ 4,271,860
                        ===========   ===========   ========   ========   ===========   ============    ===========

Shares:
 Sold.................      425,486     1,298,148     21,211     17,372       552,435     68,994,573      1,077,009
 Reinvested...........       16,351        26,818         --         --        21,175        457,376         38,323
 Redeemed.............     (227,382)     (615,916)    (1,008)       (63)     (236,857)    (3,898,362)      (573,364)
                        -----------   -----------   --------   --------   -----------   ------------    -----------
Net Increase
 (Decrease)...........      214,455       709,050     20,203     17,309       336,753     65,553,587        541,968
                        ===========   ===========   ========   ========   ===========   ============    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 4,948,491   $ 7,688,584        N/A        N/A   $ 4,432,129   $119,979,713    $16,335,647
 Redeemed.............   (3,476,769)   (2,102,593)       N/A        N/A    (1,209,924)   (11,635,360)    (2,259,633)
                        -----------   -----------   --------   --------   -----------   ------------    -----------
Net Increase
 (Decrease)...........  $ 1,471,722   $ 5,585,991        N/A        N/A   $ 3,222,205   $108,344,353    $14,076,014
                        ===========   ===========   ========   ========   ===========   ============    ===========

Shares:
 Sold.................      658,756     1,029,424        N/A        N/A       608,292     15,747,591      2,156,377
 Redeemed.............     (460,675)     (280,254)       N/A        N/A      (166,829)    (1,512,909)      (297,749)
                        -----------   -----------   --------   --------   -----------   ------------    -----------
Net Increase
 (Decrease)...........      198,081       749,170        N/A        N/A       441,463     14,234,682      1,858,628
                        ===========   ===========   ========   ========   ===========   ============    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $   (19,925)  $   (29,526)  $    (27)  $     --   $   (24,629)  $   (656,840)   $   (50,551)
 From net realized
  gain on investments
  and foreign currency
  transactions........     (108,469)     (179,686)      (164)        --      (137,189)    (3,023,172)      (253,914)
                        -----------   -----------   --------   --------   -----------   ------------    -----------
Total Dividends and
 Distributions........  $  (128,394)  $  (209,212)  $   (191)  $     --   $  (161,818)  $ (3,680,012)   $  (304,465)
                        ===========   ===========   ========   ========   ===========   ============    ===========

                            SELECT
                        --------------
--------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................   $18,422,395
 Reinvested...........       102,897
 Redeemed.............    (4,724,514)
                         -----------
Net Increase
 (Decrease)...........   $13,800,778
                         ===========

Shares:
 Sold.................     2,323,534
 Reinvested...........        13,002
 Redeemed.............      (597,942)
                         -----------
Net Increase
 (Decrease)...........     1,738,594
                         ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................   $ 1,987,053
 Redeemed.............      (881,018)
                         -----------
Net Increase
 (Decrease)...........   $ 1,106,035
                         ===========

Shares:
 Sold.................       266,992
 Redeemed.............      (113,188)
                         -----------
Net Increase
 (Decrease)...........       153,804
                         ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment     $   (16,371)
  income..............
 From net realized
  gain on investments        (86,526)
  and foreign currency   -----------
  transactions........
Total Dividends and
 Distributions........   $  (102,897)
                         ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                         PARTNERS
                                                      LARGECAP VALUE
                                                           FUND
-------------------------------------------------------------------------------
                                                  YEAR              YEAR
                                                  ENDED             ENDED
                                               OCTOBER 31,       OCTOBER 31,
                                                  2005              2004
                                             ---------------  -----------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).....  $   22,954,189    $   17,125,082
Net realized gain (loss) from investment
 transactions and foreign currency
 transactions..............................      66,120,628        33,686,777
Change in unrealized
 appreciation/depreciation of investments
 and translation of assets and liabilities
 in foreign currencies.....................      33,666,283        79,675,831
                                             --------------    --------------
      Net Increase (Decrease) in Net Assets
                  Resulting from Operations     122,741,100       130,487,690
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.................     (19,530,352)      (14,669,548)
From net realized gain on investments and
 foreign currency transactions.............     (11,048,831)               --
                                             --------------    --------------
          Total Dividends and Distributions     (30,579,183)      (14,669,548)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share
 transactions..............................     302,889,844       190,655,277
                                             --------------    --------------
    Total increase (decrease) in net assets     395,051,761       306,473,419
NET ASSETS
Beginning of period........................   1,338,684,988     1,032,211,569
                                             --------------    --------------
End of period (including undistributed net
 investment income as set forth below).....  $1,733,736,749    $1,338,684,988
                                             ==============    ==============
Undistributed (overdistributed) net
 investment income (operating loss)........  $   17,059,860    $   13,636,023
                                             ==============    ==============



                          ADVISORS       ADVISORS     ADVISORS
                         PREFERRED       SELECT      SIGNATURE    CLASS A       CLASS B       CLASS J      INSTITUTIONAL
                        -------------  ------------  ---------  ------------  ------------  ------------  --------------
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 32,558,922   $17,254,447   $431,591   $ 5,200,063   $   974,492   $33,720,096   $ 342,559,910
 Issued in acquistions            --            --         --    51,978,749    20,768,465            --              --
 Reinvested...........       750,907       761,713         --            --            --       969,947      26,693,482
 Redeemed.............   (12,149,742)   (9,824,340)   (51,114)   (3,526,408)   (1,245,127)   (9,340,669)   (222,621,339)
                        ------------   -----------   --------   -----------   -----------   -----------   -------------
Net Increase
 (Decrease)...........  $ 21,160,087   $ 8,191,820   $380,477   $53,652,404   $20,497,830   $25,349,374   $ 146,632,053
                        ============   ===========   ========   ===========   ===========   ===========   =============

Shares:
 Sold.................     2,377,234     1,304,003     32,312       380,607        71,252     2,546,545      25,443,416
 Issued in acquistions            --            --         --     3,859,600     1,542,129            --              --
 Reinvested...........        55,353        57,621         --            --            --        73,427       2,005,505
 Redeemed.............      (884,725)     (742,111)    (3,741)     (257,151)      (91,017)     (702,533)    (16,603,751)
                        ------------   -----------   --------   -----------   -----------   -----------   -------------
Net Increase
 (Decrease)...........     1,547,862       619,513     28,571     3,983,056     1,522,364     1,917,439      10,845,170
                        ============   ===========   ========   ===========   ===========   ===========   =============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 27,284,929   $25,642,073        N/A           N/A           N/A   $27,283,089   $ 289,938,303
 Reinvested...........       153,849       126,063        N/A           N/A           N/A       109,813      13,937,540
 Redeemed.............    (6,978,317)   (6,771,151)       N/A           N/A           N/A    (5,601,123)   (203,821,268)
                        ------------   -----------   --------   -----------   -----------   -----------   -------------
Net Increase
 (Decrease)...........  $ 20,460,461   $18,996,985        N/A           N/A           N/A   $21,791,779   $ 100,054,575
                        ============   ===========   ========   ===========   ===========   ===========   =============

Shares:
 Sold.................     2,197,095     2,099,847        N/A           N/A           N/A     2,227,307      23,647,565
 Reinvested...........        12,662        10,629        N/A           N/A           N/A         9,251       1,175,172
 Redeemed.............      (555,351)     (552,523)       N/A           N/A           N/A      (459,725)    (16,928,892)
                        ------------   -----------   --------   -----------   -----------   -----------   -------------
Net Increase
 (Decrease)...........     1,654,406     1,557,953        N/A           N/A           N/A     1,776,833       7,893,845
                        ============   ===========   ========   ===========   ===========   ===========   =============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $   (475,969)  $  (481,457)  $   (134)  $        --   $        --   $  (617,270)  $ (17,063,615)
 From net realized
  gain on investments
  and foreign currency
  transactions........      (274,938)     (280,256)       (81)           --            --      (353,772)     (9,629,867)
                        ------------   -----------   --------   -----------   -----------   -----------   -------------
Total Dividends and
 Distributions........  $   (750,907)  $  (761,713)  $   (215)  $        --   $        --   $  (971,042)  $ (26,693,482)
                        ============   ===========   ========   ===========   ===========   ===========   =============

Year Ended October 31,
 2004
 From net investment
  income..............  $   (153,849)  $  (126,063)       N/A           N/A           N/A   $  (109,857)  $ (13,937,540)
                        ------------   -----------   --------   -----------   -----------   -----------   -------------
Total Dividends and
 Distributions........  $   (153,849)  $  (126,063)       N/A           N/A           N/A   $  (109,857)  $ (13,937,540)
                        ============   ===========   ========   ===========   ===========   ===========   =============

                         PREFERRED        SELECT
                        ------------  --------------
----------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $25,449,330    $13,834,889
 Issued in acquistions           --             --
 Reinvested...........    1,083,315        318,509
 Redeemed.............   (8,544,335)    (5,115,909)
                        -----------    -----------
Net Increase
 (Decrease)...........  $17,988,310    $ 9,037,489
                        ===========    ===========

Shares:
 Sold.................    1,905,958      1,043,361
 Issued in acquistions           --             --
 Reinvested...........       81,330         24,004
 Redeemed.............     (634,048)      (385,368)
                        -----------    -----------
Net Increase
 (Decrease)...........    1,353,240        681,997
                        ===========    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $24,309,940    $14,134,739
 Reinvested...........      330,867         11,372
 Redeemed.............   (7,528,337)    (1,907,104)
                        -----------    -----------
Net Increase
 (Decrease)...........  $17,112,470    $12,239,007
                        ===========    ===========

Shares:
 Sold.................    1,971,193      1,150,436
 Reinvested...........       27,804            958
 Redeemed.............     (614,724)      (155,027)
                        -----------    -----------
Net Increase
 (Decrease)...........    1,384,273        996,367
                        ===========    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment    $  (691,262)   $  (200,645)
  income..............
 From net realized
  gain on investments      (392,053)      (117,864)
  and foreign currency  -----------    -----------
  transactions........
Total Dividends and
 Distributions........  $(1,083,315)   $  (318,509)
                        ===========    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $  (330,867)   $   (11,372)
                        -----------    -----------
Total Dividends and
 Distributions........  $  (330,867)   $   (11,372)
                        ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                         MIDCAP GROWTH
                                                             FUND
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005            2004
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $ (1,505,172)   $  (472,643)
Net realized gain (loss) from investment
 transactions and foreign currency transactions.     5,622,546       (257,608)
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............    21,505,782      1,130,960
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations    25,623,156        400,709
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...   301,501,261     19,847,847
                                                  ------------    -----------
Redemption Fees - Class J.......................         1,084             --
                                                  ------------    -----------
         Total increase (decrease) in net assets   327,125,501     20,248,556
NET ASSETS
Beginning of period.............................    44,505,874     24,257,318
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $371,631,375    $44,505,874
                                                  ============    ===========
Undistributed (overdistributed) net investment
 income (operating loss)........................  $         --    $        --
                                                  ============    ===========



                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE    CLASS A       CLASS B       CLASS J      INSTITUTIONAL
                        ------------  ------------  ---------  ------------  ------------  ------------  --------------
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 4,554,182   $ 4,863,437   $163,656   $ 1,715,116   $   341,830   $ 7,605,852   $276,408,005
 Issued in acquistions           --            --         --    24,938,033    10,350,619            --             --
 Redeemed.............   (3,180,200)   (3,264,493)    (6,763)   (2,140,036)     (691,655)   (3,883,177)   (16,988,101)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........  $ 1,373,982   $ 1,598,944   $156,893   $24,513,113   $10,000,794   $ 3,722,675   $259,419,904
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Shares:
 Sold.................      526,987       584,318     18,715       196,481        39,322       954,857     33,263,676
 Issued in acquistions           --            --         --     2,969,413     1,232,463            --             --
 Redeemed.............     (370,640)     (394,175)      (782)     (245,163)      (79,420)     (487,405)    (1,959,249)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........      156,347       190,143     17,933     2,920,731     1,192,365       467,452     31,304,427
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $12,444,842   $ 7,512,848        N/A           N/A           N/A   $10,432,870   $         --
 Redeemed.............   (3,394,190)   (3,043,530)       N/A           N/A           N/A    (4,784,234)            --
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........  $ 9,050,652   $ 4,469,318        N/A           N/A           N/A   $ 5,648,636   $         --
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Shares:
 Sold.................    1,618,147     1,003,451        N/A           N/A           N/A     1,450,645             --
 Redeemed.............     (453,840)     (407,637)       N/A           N/A           N/A      (675,273)            --
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........    1,164,307       595,814        N/A           N/A           N/A       775,372             --
                        ===========   ===========   ========   ===========   ===========   ===========   ============

                         PREFERRED       SELECT
                        ------------  ------------
--------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 2,848,649    $ 277,405
 Issued in acquistions           --           --
 Redeemed.............   (2,204,909)    (206,189)
                        -----------    ---------
Net Increase
 (Decrease)...........  $   643,740    $  71,216
                        ===========    =========

Shares:
 Sold.................      331,881       32,779
 Issued in acquistions           --           --
 Redeemed.............     (259,360)     (23,909)
                        -----------    ---------
Net Increase
 (Decrease)...........       72,521        8,870
                        ===========    =========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 4,704,381    $ 110,453
 Redeemed.............   (3,715,307)    (420,286)
                        -----------    ---------
Net Increase
 (Decrease)...........  $   989,074    $(309,833)
                        ===========    =========

Shares:
 Sold.................      611,136       15,083
 Redeemed.............     (492,148)     (53,954)
                        -----------    ---------
Net Increase
 (Decrease)...........      118,988      (38,871)
                        ===========    =========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                        MIDCAP GROWTH
                                                            FUND I
-------------------------------------------------------------------------------
                                                     YEAR           PERIOD
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005         2004 /(A)/
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $   (609,577)   $   (317,103)
Net realized gain (loss) from investment
 transactions and foreign currency transactions    17,253,022      (1,165,395)
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    16,538,766       4,994,297
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    33,182,211       3,511,799
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..    90,691,225     126,519,103
                                                 ------------    ------------
        Total increase (decrease) in net assets   123,873,436     130,030,902
NET ASSETS
Beginning of period............................   130,030,902              --
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $253,904,338    $130,030,902
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $         --    $         --
                                                 ============    ============




                                            ADVISORS    ADVISORS    ADVISORS
                                           PREFERRED     SELECT    SIGNATURE   CLASS A    INSTITUTIONAL   PREFERRED    SELECT
                                           ----------  ----------  ---------  ---------  --------------  ----------  -----------
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold....................................  $ 460,308   $ 646,351   $130,286   $366,039   $107,317,482    $ 925,196    $313,913
 Redeemed................................   (128,627)   (448,273)    (1,060)    (2,888)   (18,658,363)    (187,695)    (41,444)
                                           ---------   ---------   --------   --------   ------------    ---------    --------
Net Increase (Decrease)..................  $ 331,681   $ 198,078   $129,226   $363,151   $ 88,659,119    $ 737,501    $272,469
                                           =========   =========   ========   ========   ============    =========    ========

Shares:
 Sold....................................     41,427      60,647     11,151     30,976     10,037,412       87,096      29,208
 Redeemed................................    (11,654)    (39,964)       (92)      (247)    (1,646,646)     (17,322)     (3,674)
                                           ---------   ---------   --------   --------   ------------    ---------    --------
Net Increase (Decrease)..................     29,773      20,683     11,059     30,729      8,390,766       69,774      25,534
                                           =========   =========   ========   ========   ============    =========    ========

Period Ended October 31, 2004 /(a)/
Dollars:
 Sold....................................  $ 718,952   $ 233,324        N/A        N/A   $141,149,674    $ 153,392    $ 10,000
 Redeemed................................         --          --        N/A        N/A    (15,746,235)          (4)         --
                                           ---------   ---------   --------   --------   ------------    ---------    --------
Net Increase (Decrease)..................  $ 718,952   $ 233,324        N/A        N/A   $125,403,439    $ 153,388    $ 10,000
                                           =========   =========   ========   ========   ============    =========    ========

Shares:
 Sold....................................     72,372      23,718        N/A        N/A     14,258,375       15,832         976
 Redeemed................................         --          --        N/A        N/A     (1,604,041)          --          --
                                           ---------   ---------   --------   --------   ------------    ---------    --------
Net Increase (Decrease)..................     72,372      23,718        N/A        N/A     12,654,334       15,832         976
                                           =========   =========   ========   ========   ============    =========    ========



/(a) /Period from December 29, 2003, date operations commenced, through October
  31, 2004.
See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                         MIDCAP VALUE
                                                             FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $    276,238    $     68,789
Net realized gain (loss) from investment
 transactions and foreign currency transactions    48,738,150      20,105,658
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............     1,143,606       4,030,440
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    50,157,994      24,204,887
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................            --         (39,426)
From net realized gain on investments and
 foreign currency transactions.................   (20,373,382)     (1,492,516)
                                                 ------------    ------------
              Total Dividends and Distributions   (20,373,382)     (1,531,942)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   242,553,219     141,905,823
                                                 ------------    ------------
        Total increase (decrease) in net assets   272,337,831     164,578,768
NET ASSETS
Beginning of period............................   266,539,113     101,960,345
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $538,876,944    $266,539,113
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $    276,238    $         --
                                                 ============    ============




                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE    CLASS A     CLASS B     CLASS J      INSTITUTIONAL   PREFERRED
                        ------------  ------------  ---------  -----------  ---------  ------------  --------------  ------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $13,597,074   $13,777,613   $147,665   $2,263,562   $474,916   $45,842,636   $157,066,184    $17,667,027
 Reinvested...........      456,915       553,848         --           --         --     2,611,239     16,230,251        420,508
 Redeemed.............   (1,678,454)   (1,860,266)      (976)     (22,329)   (38,052)   (9,163,158)   (21,864,999)    (3,713,075)
                        -----------   -----------   --------   ----------   --------   -----------   ------------    -----------
Net Increase
 (Decrease)...........  $12,375,535   $12,471,195   $146,689   $2,241,233   $436,864   $39,290,717   $151,431,436    $14,374,460
                        ===========   ===========   ========   ==========   ========   ===========   ============    ===========

Shares:
 Sold.................      925,149       968,510      9,735      147,013     30,965     3,241,294     10,666,178      1,205,192
 Reinvested...........       32,754        40,545         --           --         --       192,854      1,155,178         30,166
 Redeemed.............     (113,271)     (129,055)       (67)      (1,408)    (2,587)     (643,502)    (1,473,758)      (249,818)
                        -----------   -----------   --------   ----------   --------   -----------   ------------    -----------
Net Increase
 (Decrease)...........      844,632       880,000      9,668      145,605     28,378     2,790,646     10,347,598        985,540
                        ===========   ===========   ========   ==========   ========   ===========   ============    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 4,994,299   $ 4,642,472        N/A          N/A        N/A   $22,182,703   $136,366,176    $ 4,405,998
 Reinvested...........       28,777        24,711        N/A          N/A        N/A       176,739      1,186,834         26,834
 Redeemed.............   (2,708,097)   (2,258,735)       N/A          N/A        N/A    (4,339,896)   (19,346,483)    (2,666,434)
                        -----------   -----------   --------   ----------   --------   -----------   ------------    -----------
Net Increase
 (Decrease)...........  $ 2,314,979   $ 2,408,448        N/A          N/A        N/A   $18,019,546   $118,206,527    $ 1,766,398
                        ===========   ===========   ========   ==========   ========   ===========   ============    ===========

Shares:
 Sold.................      375,584       356,098        N/A          N/A        N/A     1,724,293     10,276,478        332,177
 Reinvested...........        2,330         2,037        N/A          N/A        N/A        14,655         95,909          2,180
 Redeemed.............     (206,323)     (175,845)       N/A          N/A        N/A      (339,182)    (1,452,842)      (204,075)
                        -----------   -----------   --------   ----------   --------   -----------   ------------    -----------
Net Increase
 (Decrease)...........      171,591       182,290        N/A          N/A        N/A     1,399,766      8,919,545        130,282
                        ===========   ===========   ========   ==========   ========   ===========   ============    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net realized
  gain on investments
  and foreign currency
  transactions........  $  (456,915)  $  (553,848)  $   (702)  $       --   $     --   $(2,623,851)  $(16,230,251)   $  (420,508)
                        -----------   -----------   --------   ----------   --------   -----------   ------------    -----------
Total Dividends and
 Distributions........  $  (456,915)  $  (553,848)  $   (702)  $       --   $     --   $(2,623,851)  $(16,230,251)   $  (420,508)
                        ===========   ===========   ========   ==========   ========   ===========   ============    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $        --   $        --        N/A          N/A        N/A   $        --   $    (39,426)   $        --
 From net realized
  gain on investments
  and foreign currency
  transactions........      (44,704)      (40,639)       N/A          N/A        N/A      (178,393)    (1,163,818)       (42,748)
                        -----------   -----------   --------   ----------   --------   -----------   ------------    -----------
Total Dividends and
 Distributions........  $   (44,704)  $   (40,639)       N/A          N/A        N/A   $  (178,393)  $ (1,203,244)   $   (42,748)
                        ===========   ===========   ========   ==========   ========   ===========   ============    ===========

                            SELECT
                        --------------
--------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................   $11,688,301
 Reinvested...........        86,492
 Redeemed.............    (1,989,703)
                         -----------
Net Increase
 (Decrease)...........   $ 9,785,090
                         ===========

Shares:
 Sold.................       811,724
 Reinvested...........         6,231
 Redeemed.............      (135,371)
                         -----------
Net Increase
 (Decrease)...........       682,584
                         ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................   $   713,304
 Reinvested...........         6,300
 Redeemed.............    (1,529,679)
                         -----------
Net Increase
 (Decrease)...........   $  (810,075)
                         ===========

Shares:
 Sold.................        54,662
 Reinvested...........           513
 Redeemed.............      (117,507)
                         -----------
Net Increase
 (Decrease)...........       (62,332)
                         ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net realized
  gain on investments    $   (87,307)
  and foreign currency   -----------
  transactions........
Total Dividends and
 Distributions........   $   (87,307)
                         ===========

Year Ended October 31,
 2004
 From net investment     $        --
  income..............
 From net realized
  gain on investments        (22,214)
  and foreign currency   -----------
  transactions........
Total Dividends and
 Distributions........   $   (22,214)
                         ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                       SMALLCAP GROWTH
                                                           FUND II
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $ (3,078,007)   $ (1,770,279)
Net realized gain (loss) from investment
 transactions and foreign currency transactions    28,468,489       9,137,785
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    20,122,527        (960,232)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    45,513,009       6,407,274
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments and
 foreign currency transactions.................    (8,154,974)     (1,044,305)
                                                 ------------    ------------
              Total Dividends and Distributions    (8,154,974)     (1,044,305)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   119,033,610     116,582,670
                                                 ------------    ------------
        Total increase (decrease) in net assets   156,391,645     121,945,639
NET ASSETS
Beginning of period............................   294,904,933     172,959,294
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $451,296,578    $294,904,933
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $         --    $         --
                                                 ============    ============





                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE    CLASS A       CLASS B       CLASS J      INSTITUTIONAL
                        ------------  ------------  ---------  ------------  ------------  ------------  --------------
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 4,906,278   $ 4,380,391    $56,268   $ 1,438,756   $   387,092   $ 4,053,371   $151,482,390
 Issued in acquistions           --            --         --    14,882,859     7,254,787            --             --
 Reinvested...........      205,305       199,083         --            --            --       176,872      7,296,867
 Redeemed.............   (2,352,863)   (1,904,907)       (12)   (3,360,587)   (1,002,941)   (1,276,397)   (69,448,404)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........  $ 2,758,720   $ 2,674,567    $56,256   $12,961,028   $ 6,638,938   $ 2,953,846   $ 89,330,853
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Shares:
 Sold.................      585,749       525,225      6,467       159,795        43,278       497,285     18,349,976
 Issued in acquistions           --            --         --     1,705,329       831,278            --             --
 Reinvested...........       24,558        24,219         --            --            --        22,304        856,440
 Redeemed.............     (280,331)     (229,550)        (1)     (380,845)     (113,401)     (160,203)    (8,237,366)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........      329,976       319,894      6,466     1,484,279       761,155       359,386     10,969,050
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 6,862,379   $ 6,736,706        N/A           N/A           N/A   $ 3,921,892   $136,807,841
 Reinvested...........       27,147        14,087        N/A           N/A           N/A        21,417        965,833
 Redeemed.............   (2,988,638)   (1,918,741)       N/A           N/A           N/A    (1,268,941)   (40,532,394)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........  $ 3,900,888   $ 4,832,052        N/A           N/A           N/A   $ 2,674,368   $ 97,241,280
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Shares:
 Sold.................      868,643       871,245        N/A           N/A           N/A       523,656     17,150,567
 Reinvested...........        3,428         1,804        N/A           N/A           N/A         2,829        120,278
 Redeemed.............     (382,671)     (252,732)       N/A           N/A           N/A      (171,816)    (5,129,061)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Net Increase
 (Decrease)...........      489,400       620,317        N/A           N/A           N/A       354,669     12,141,784
                        ===========   ===========   ========   ===========   ===========   ===========   ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net realized
  gain on investments
  and foreign currency
  transactions........  $  (205,305)  $  (199,083)      (271)  $        --   $        --   $  (176,881)  $ (7,296,867)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Total Dividends and
 Distributions........  $  (205,305)  $  (199,083)   $  (271)  $        --   $        --   $  (176,881)  $ (7,296,867)
                        ===========   ===========   ========   ===========   ===========   ===========   ============

Year Ended October 31,
 2004
 From net realized
  gain on investments
  and foreign currency
  transactions........  $   (27,147)  $   (14,087)       N/A           N/A           N/A   $   (21,417)  $   (965,833)
                        -----------   -----------   --------   -----------   -----------   -----------   ------------
Total Dividends and
 Distributions........  $   (27,147)  $   (14,087)       N/A           N/A           N/A   $   (21,417)  $   (965,833)
                        ===========   ===========   ========   ===========   ===========   ===========   ============

                         PREFERRED        SELECT
                        ------------  --------------
----------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 4,683,851    $   983,695
 Issued in acquistions           --             --
 Reinvested...........      230,736         45,831
 Redeemed.............   (3,199,586)    (1,085,125)
                        -----------    -----------
Net Increase
 (Decrease)...........  $ 1,715,001    $   (55,599)
                        ===========    ===========

Shares:
 Sold.................      548,185        117,215
 Issued in acquistions           --             --
 Reinvested...........       27,306          5,463
 Redeemed.............     (373,162)      (130,523)
                        -----------    -----------
Net Increase
 (Decrease)...........      202,329         (7,845)
                        ===========    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 9,935,849    $ 1,857,609
 Reinvested...........       12,516          3,305
 Redeemed.............   (3,534,960)      (340,237)
                        -----------    -----------
Net Increase
 (Decrease)...........  $ 6,413,405    $ 1,520,677
                        ===========    ===========

Shares:
 Sold.................    1,266,665        239,956
 Reinvested...........        1,568            417
 Redeemed.............     (455,127)       (44,000)
                        -----------    -----------
Net Increase
 (Decrease)...........      813,106        196,373
                        ===========    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net realized
  gain on investments   $  (230,736)   $   (45,831)
  and foreign currency  -----------    -----------
  transactions........
Total Dividends and
 Distributions........  $  (230,736)   $   (45,831)
                        ===========    ===========

Year Ended October 31,
 2004
 From net realized
  gain on investments   $   (12,516)   $    (3,305)
  and foreign currency  -----------    -----------
  transactions........
Total Dividends and
 Distributions........  $   (12,516)   $    (3,305)
                        ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                          PREFERRED
                                                          SECURITIES
                                                             FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $ 15,458,918    $  9,933,635
Net realized gain (loss) from investment
 transactions and foreign currency transactions    (1,046,854)     (2,661,194)
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............   (10,724,701)      1,276,389
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations     3,687,363       8,548,830
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................   (23,146,412)     (5,276,669)
                                                 ------------    ------------
              Total Dividends and Distributions   (23,146,412)     (5,276,669)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   157,685,733      93,800,115
                                                 ------------    ------------
        Total increase (decrease) in net assets   138,226,684      97,072,276
NET ASSETS
Beginning of period............................   218,899,993     121,827,717
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $357,126,677    $218,899,993
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $  1,542,993    $  8,920,947
                                                 ============    ============



                                  ADVISORS   ADVISORS   ADVISORS
                                 PREFERRED   SELECT    SIGNATURE    CLASS A      CLASS J      INSTITUTIONAL   PREFERRED    SELECT
                                 ---------  ---------  ---------  -----------  ------------  --------------  ----------  ----------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold..........................  $    --    $ 5,182    $10,140    $2,315,704   $14,578,879   $186,057,631     $    --     $    --
 Reinvested....................       --         65         --        18,244     1,662,574     21,420,272          --          --
 Redeemed......................       --         (3)        --      (116,168)   (7,171,185)   (61,095,602)         --          --
                                 -------    -------    -------    ----------   -----------   ------------     -------     -------
Net Increase (Decrease)........  $    --    $ 5,244    $10,140    $2,217,780   $ 9,070,268   $146,382,301     $    --     $    --
                                 =======    =======    =======    ==========   ===========   ============     =======     =======

Shares:
 Sold..........................       --        406        895       214,208     1,340,652     17,039,844          --          --
 Reinvested....................       --          6         --         1,700       154,628      1,977,249          --          --
 Redeemed......................       --         --         --       (10,718)     (664,601)    (5,588,107)         --          --
                                 -------    -------    -------    ----------   -----------   ------------     -------     -------
Net Increase (Decrease)........       --        412        895       205,190       830,679     13,428,986          --          --
                                 =======    =======    =======    ==========   ===========   ============     =======     =======

Year Ended October 31, 2004
Dollars:
 Sold..........................  $10,000    $10,000        N/A           N/A   $17,456,740   $ 80,177,630     $10,000     $10,000
 Reinvested....................       --         --        N/A           N/A            --      5,272,139          --          --
 Redeemed......................       --         --        N/A           N/A    (1,256,455)    (7,889,939)         --          --
                                 -------    -------    -------    ----------   -----------   ------------     -------     -------
Net Increase (Decrease)........  $10,000    $10,000        N/A           N/A   $16,200,285   $ 77,559,830     $10,000     $10,000
                                 =======    =======    =======    ==========   ===========   ============     =======     =======

Shares:
 Sold..........................      926        926        N/A           N/A     1,577,884      7,219,506         926         926
 Reinvested....................       --         --        N/A           N/A            --        478,415          --          --
 Redeemed......................       --         --        N/A           N/A      (114,023)      (712,315)         --          --
                                 -------    -------    -------    ----------   -----------   ------------     -------     -------
Net Increase (Decrease)........      926        926        N/A           N/A     1,463,861      6,985,606         926         926
                                 =======    =======    =======    ==========   ===========   ============     =======     =======

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income....  $  (869)   $  (919)   $  (803)   $  (21,873)  $(1,699,896)  $(21,420,272)    $  (895)    $  (885)
                                 -------    -------    -------    ----------   -----------   ------------     -------     -------
Total Dividends and
 Distributions.................  $  (869)   $  (919)   $  (803)   $  (21,873)  $(1,699,896)  $(21,420,272)    $  (895)    $  (885)
                                 =======    =======    =======    ==========   ===========   ============     =======     =======

Year Ended October 31, 2004
 From net investment income....  $    --    $    --        N/A           N/A   $        --   $ (5,276,669)    $    --     $    --
                                 -------    -------    -------    ----------   -----------   ------------     -------     -------
Total Dividends and
 Distributions.................  $    --    $    --        N/A           N/A   $        --   $ (5,276,669)    $    --     $    --
                                 =======    =======    =======    ==========   ===========   ============     =======     =======

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           LIFETIME
                                                          2010 FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $ 12,842,252    $  3,742,559
Net realized gain (loss) from investment
 transactions and foreign currency transactions     4,152,746       4,758,500
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    11,228,868      13,683,553
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    28,223,866      22,184,612
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (7,200,905)     (2,644,888)
From net realized gain on investments and
 foreign currency transactions.................    (2,977,300)             --
                                                 ------------    ------------
              Total Dividends and Distributions   (10,178,205)     (2,644,888)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   264,660,213     147,239,449
                                                 ------------    ------------
Redemption Fees - Class J......................           667              --
                                                 ------------    ------------
        Total increase (decrease) in net assets   282,706,541     166,779,173
NET ASSETS
Beginning of period............................   312,566,195     145,787,022
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $595,272,736    $312,566,195
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $  7,485,578    $  1,844,231
                                                 ============    ============



                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE      CLASS A       CLASS J      INSTITUTIONAL   PREFERRED
                        ------------  ------------  -----------  -----------  -------------  --------------  ------------
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $14,154,500   $17,239,256   $1,351,045   $3,139,200   $ 52,701,997   $179,042,605    $19,016,862
 Reinvested...........      247,886       284,277           --           --      1,911,151      7,387,051        299,862
 Redeemed.............   (4,489,005)   (5,490,990)     (10,313)     (44,319)   (10,964,555)   (17,627,833)    (3,617,512)
                        -----------   -----------   ----------   ----------   ------------   ------------    -----------
Net Increase
 (Decrease)...........  $ 9,913,381   $12,032,543   $1,340,732   $3,094,881   $ 43,648,593   $168,801,823    $15,699,212
                        ===========   ===========   ==========   ==========   ============   ============    ===========

Shares:
 Sold.................    1,189,607     1,455,304      112,280      257,215      4,427,766     14,931,038      1,597,993
 Reinvested...........       21,083        24,218           --           --        162,107        625,388         25,468
 Redeemed.............     (379,989)     (461,681)        (855)      (3,641)      (920,896)    (1,459,754)      (305,741)
                        -----------   -----------   ----------   ----------   ------------   ------------    -----------
Net Increase
 (Decrease)...........      830,701     1,017,841      111,425      253,574      3,668,977     14,096,672      1,317,720
                        ===========   ===========   ==========   ==========   ============   ============    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $13,557,953   $ 7,898,935          N/A          N/A   $ 35,270,393   $120,984,449    $11,024,116
 Reinvested...........       41,329        17,760          N/A          N/A        256,033      2,311,413         18,057
 Redeemed.............   (7,589,834)   (1,422,997)         N/A          N/A     (6,492,799)   (23,134,541)    (6,950,900)
                        -----------   -----------   ----------   ----------   ------------   ------------    -----------
Net Increase
 (Decrease)...........  $ 6,009,448   $ 6,493,698          N/A          N/A   $ 29,033,627   $100,161,321    $ 4,091,273
                        ===========   ===========   ==========   ==========   ============   ============    ===========

Shares:
 Sold.................    1,211,070       706,964          N/A          N/A      3,168,378     10,899,275        988,818
 Reinvested...........        3,806         1,635          N/A          N/A         23,511        213,033          1,664
 Redeemed.............     (673,130)     (126,834)         N/A          N/A       (583,072)    (2,110,114)      (626,367)
                        -----------   -----------   ----------   ----------   ------------   ------------    -----------
Net Increase
 (Decrease)...........      541,746       581,765          N/A          N/A      2,608,817      9,002,194        364,115
                        ===========   ===========   ==========   ==========   ============   ============    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $  (178,859)  $  (202,811)  $     (204)  $       --   $ (1,345,274)  $ (5,227,823)   $  (213,032)
 From net realized
  gain on investments
  and foreign currency
  transactions........      (69,027)      (81,466)         (90)          --       (566,712)    (2,159,228)       (86,830)
                        -----------   -----------   ----------   ----------   ------------   ------------    -----------
Total Dividends and
 Distributions........  $  (247,886)  $  (284,277)  $     (294)  $       --   $ (1,911,986)  $ (7,387,051)   $  (299,862)
                        ===========   ===========   ==========   ==========   ============   ============    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $   (41,329)  $   (17,760)         N/A          N/A   $   (256,196)  $ (2,311,413)   $   (18,057)
                        -----------   -----------   ----------   ----------   ------------   ------------    -----------
Total Dividends and
 Distributions........  $   (41,329)  $   (17,760)         N/A          N/A   $   (256,196)  $ (2,311,413)   $   (18,057)
                        ===========   ===========   ==========   ==========   ============   ============    ===========

                            SELECT
                        --------------
--------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................   $13,457,297
 Reinvested...........        46,515
 Redeemed.............    (3,374,764)
                         -----------
Net Increase
 (Decrease)...........   $10,129,048
                         ===========

Shares:
 Sold.................     1,136,460
 Reinvested...........         3,952
 Redeemed.............      (284,367)
                         -----------
Net Increase
 (Decrease)...........       856,045
                         ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................   $ 1,457,497
 Reinvested...........            --
 Redeemed.............        (7,415)
                         -----------
Net Increase
 (Decrease)...........   $ 1,450,082
                         ===========

Shares:
 Sold.................       129,426
 Reinvested...........            --
 Redeemed.............          (658)
                         -----------
Net Increase
 (Decrease)...........       128,768
                         ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment     $   (32,902)
  income..............
 From net realized
  gain on investments        (13,947)
  and foreign currency   -----------
  transactions........
Total Dividends and
 Distributions........   $   (46,849)
                         ===========

Year Ended October 31,
 2004
 From net investment
  income..............   $      (133)
                         -----------
Total Dividends and
 Distributions........   $      (133)
                         ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           LIFETIME
                                                          2020 FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $ 16,778,434    $  4,788,744
Net realized gain (loss) from investment
 transactions and foreign currency transactions     8,532,666       6,624,563
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    31,847,361      18,442,395
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    57,158,461      29,855,702
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................   (10,481,044)     (3,581,659)
From net realized gain on investments and
 foreign currency transactions.................    (3,733,153)             --
                                                 ------------    ------------
              Total Dividends and Distributions   (14,214,197)     (3,581,659)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   492,555,255     228,018,301
                                                 ------------    ------------
        Total increase (decrease) in net assets   535,499,519     254,292,344
NET ASSETS
Beginning of period............................   454,079,980     199,787,636
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $989,579,499    $454,079,980
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $  8,336,147    $  2,038,757
                                                 ============    ============



                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE      CLASS A     CLASS B      CLASS J      INSTITUTIONAL
                        ------------  ------------  -----------  -----------  ---------  -------------  --------------
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $24,477,039   $23,568,942   $2,845,089   $3,725,537   $993,465   $ 95,079,551   $317,468,479
 Reinvested...........      306,169       440,521           --           --         --      2,958,960     10,025,895
 Redeemed.............   (4,854,397)   (1,535,257)     (79,307)     (42,891)    (5,117)   (16,017,402)   (11,082,690)
                        -----------   -----------   ----------   ----------   --------   ------------   ------------
Net Increase
 (Decrease)...........  $19,928,811   $22,474,206   $2,765,782   $3,682,646   $988,348   $ 82,021,109   $316,411,684
                        ===========   ===========   ==========   ==========   ========   ============   ============

Shares:
 Sold.................    2,035,119     1,978,935      235,401      301,192     80,426      7,935,406     26,308,054
 Reinvested...........       25,985        37,451           --           --         --        250,687        847,992
 Redeemed.............     (406,406)     (129,439)      (6,483)      (3,489)      (421)    (1,338,222)      (901,608)
                        -----------   -----------   ----------   ----------   --------   ------------   ------------
Net Increase
 (Decrease)...........    1,654,698     1,886,947      228,918      297,703     80,005      6,847,871     26,254,438
                        ===========   ===========   ==========   ==========   ========   ============   ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 9,161,851   $11,138,222          N/A          N/A        N/A   $ 57,232,922   $158,258,776
 Reinvested...........       55,693        24,993          N/A          N/A        N/A        506,887      2,936,854
 Redeemed.............   (1,259,537)   (1,449,519)         N/A          N/A        N/A    (11,605,278)    (3,632,904)
                        -----------   -----------   ----------   ----------   --------   ------------   ------------
Net Increase
 (Decrease)...........  $ 7,958,007   $ 9,713,696          N/A          N/A        N/A   $ 46,134,531   $157,562,726
                        ===========   ===========   ==========   ==========   ========   ============   ============

Shares:
 Sold.................      823,193     1,006,092          N/A          N/A        N/A      5,172,576     14,285,752
 Reinvested...........        5,152         2,312          N/A          N/A        N/A         46,761        272,183
 Redeemed.............     (113,791)     (131,272)         N/A          N/A        N/A     (1,050,253)      (333,056)
                        -----------   -----------   ----------   ----------   --------   ------------   ------------
Net Increase
 (Decrease)...........      714,554       877,132          N/A          N/A        N/A      4,169,084     14,224,879
                        ===========   ===========   ==========   ==========   ========   ============   ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $  (229,033)  $  (330,210)  $     (200)  $       --   $     --   $ (2,176,193)  $ (7,389,748)
 From net realized
  gain on investments
  and foreign currency
  transactions........      (77,136)     (110,311)         (76)          --         --       (784,706)    (2,636,147)
                        -----------   -----------   ----------   ----------   --------   ------------   ------------
Total Dividends and
 Distributions........  $  (306,169)  $  (440,521)  $     (276)  $       --   $     --   $ (2,960,899)  $(10,025,895)
                        ===========   ===========   ==========   ==========   ========   ============   ============

Year Ended October 31,
 2004
 From net investment
  income..............  $   (55,693)  $   (24,993)         N/A          N/A        N/A   $   (507,264)  $ (2,936,854)
                        -----------   -----------   ----------   ----------   --------   ------------   ------------
Total Dividends and
 Distributions........  $   (55,693)  $   (24,993)         N/A          N/A        N/A   $   (507,264)  $ (2,936,854)
                        ===========   ===========   ==========   ==========   ========   ============   ============

                         PREFERRED        SELECT
                        ------------  --------------
----------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $30,668,670    $20,345,882
 Reinvested...........      431,433         48,574
 Redeemed.............   (3,411,656)    (3,800,234)
                        -----------    -----------
Net Increase
 (Decrease)...........  $27,688,447    $16,594,222
                        ===========    ===========

Shares:
 Sold.................    2,564,715      1,718,580
 Reinvested...........       36,553          4,122
 Redeemed.............     (282,516)      (319,635)
                        -----------    -----------
Net Increase
 (Decrease)...........    2,318,752      1,403,067
                        ===========    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 6,229,772    $ 1,493,353
 Reinvested...........       56,704             --
 Redeemed.............   (1,101,435)       (29,053)
                        -----------    -----------
Net Increase
 (Decrease)...........  $ 5,185,041    $ 1,464,300
                        ===========    ===========

Shares:
 Sold.................      569,309        135,067
 Reinvested...........        5,255             --
 Redeemed.............      (99,828)        (2,610)
                        -----------    -----------
Net Increase
 (Decrease)...........      474,736        132,457
                        ===========    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment    $  (319,854)   $   (35,806)
  income..............
 From net realized
  gain on investments      (111,711)       (13,066)
  and foreign currency  -----------    -----------
  transactions........
Total Dividends and
 Distributions........  $  (431,565)   $   (48,872)
                        ===========    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $   (56,704)   $      (151)
                        -----------    -----------
Total Dividends and
 Distributions........  $   (56,704)   $      (151)
                        ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           LIFETIME
                                                          2030 FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $ 11,699,327    $  3,820,642
Net realized gain (loss) from investment
 transactions and foreign currency transactions     8,216,004       7,549,799
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    35,469,815      17,890,634
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    55,385,146      29,261,075
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (8,436,301)     (2,830,516)
From net realized gain on investments and
 foreign currency transactions.................    (3,233,115)             --
                                                 ------------    ------------
              Total Dividends and Distributions   (11,669,416)     (2,830,516)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   344,467,082     171,950,448
                                                 ------------    ------------
        Total increase (decrease) in net assets   388,182,812     198,381,007
NET ASSETS
Beginning of period............................   410,322,173     211,941,166
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $798,504,985    $410,322,173
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $  4,395,714    $  1,132,688
                                                 ============    ============




                          ADVISORS      ADVISORS     ADVISORS
                         PREFERRED      SELECT      SIGNATURE      CLASS A     CLASS B      CLASS J      INSTITUTIONAL
                        ------------  ------------  -----------  -----------  ---------  -------------  --------------
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $23,841,162   $22,226,943   $1,399,213   $2,610,663   $797,959   $ 68,215,399   $223,960,025
 Reinvested...........      144,967       339,201           --           --         --      2,616,057      8,035,734
 Redeemed.............   (2,893,669)   (3,880,172)     (46,233)     (32,407)      (674)   (17,822,025)   (19,289,037)
                        -----------   -----------   ----------   ----------   --------   ------------   ------------
Net Increase
 (Decrease)...........  $21,092,460   $18,685,972   $1,352,980   $2,578,256   $797,285   $ 53,009,431   $212,706,722
                        ===========   ===========   ==========   ==========   ========   ============   ============

Shares:
 Sold.................    2,008,534     1,897,688      117,482      215,114     65,579      5,787,649     18,996,208
 Reinvested...........       12,519        29,386           --           --         --        225,912        693,932
 Redeemed.............     (246,734)     (331,554)      (3,913)      (2,665)       (57)    (1,516,242)    (1,619,151)
                        -----------   -----------   ----------   ----------   --------   ------------   ------------
Net Increase
 (Decrease)...........    1,774,319     1,595,520      113,569      212,449     65,522      4,497,319     18,070,989
                        ===========   ===========   ==========   ==========   ========   ============   ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 4,458,780   $ 8,509,134          N/A          N/A        N/A   $ 45,184,322   $118,836,506
 Reinvested...........       20,241        23,345          N/A          N/A        N/A        385,385      2,352,502
 Redeemed.............     (472,105)   (1,365,507)         N/A          N/A        N/A    (11,623,853)    (4,770,970)
                        -----------   -----------   ----------   ----------   --------   ------------   ------------
Net Increase
 (Decrease)...........  $ 4,006,916   $ 7,166,972          N/A          N/A        N/A   $ 33,945,854   $116,418,038
                        ===========   ===========   ==========   ==========   ========   ============   ============

Shares:
 Sold.................      411,460       785,569          N/A          N/A        N/A      4,188,556     11,048,519
 Reinvested...........        1,919         2,217          N/A          N/A        N/A         36,448        224,261
 Redeemed.............      (43,561)     (126,999)         N/A          N/A        N/A     (1,076,649)      (446,743)
                        -----------   -----------   ----------   ----------   --------   ------------   ------------
Net Increase
 (Decrease)...........      369,818       660,787          N/A          N/A        N/A      3,148,355     10,826,037
                        ===========   ===========   ==========   ==========   ========   ============   ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $  (106,989)  $  (243,522)  $     (183)  $       --   $     --   $ (1,881,660)  $ (5,821,783)
 From net realized
  gain on investments
  and foreign currency
  transactions........      (37,978)      (95,679)         (74)          --         --       (737,723)    (2,213,951)
                        -----------   -----------   ----------   ----------   --------   ------------   ------------
Total Dividends and
 Distributions........  $  (144,967)  $  (339,201)  $     (257)  $       --   $     --   $ (2,619,383)  $ (8,035,734)
                        ===========   ===========   ==========   ==========   ========   ============   ============

Year Ended October 31,
 2004
 From net investment
  income..............  $   (20,241)  $   (23,345)         N/A          N/A        N/A   $   (385,573)  $ (2,352,502)
                        -----------   -----------   ----------   ----------   --------   ------------   ------------
Total Dividends and
 Distributions........  $   (20,241)  $   (23,345)         N/A          N/A        N/A   $   (385,573)  $ (2,352,502)
                        ===========   ===========   ==========   ==========   ========   ============   ============

                         PREFERRED        SELECT
                        ------------  --------------
----------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $21,514,874    $19,832,226
 Reinvested...........      342,212        187,259
 Redeemed.............   (2,859,429)    (4,773,166)
                        -----------    -----------
Net Increase
 (Decrease)...........  $18,997,657    $15,246,319
                        ===========    ===========

Shares:
 Sold.................    1,846,649      1,665,001
 Reinvested...........       29,552         15,883
 Redeemed.............     (240,729)      (400,747)
                        -----------    -----------
Net Increase
 (Decrease)...........    1,635,472      1,280,137
                        ===========    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 4,753,405    $ 8,709,268
 Reinvested...........       48,694             --
 Redeemed.............   (1,477,631)    (1,621,068)
                        -----------    -----------
Net Increase
 (Decrease)...........  $ 3,324,468    $ 7,088,200
                        ===========    ===========

Shares:
 Sold.................      441,907        794,134
 Reinvested...........        4,629             --
 Redeemed.............     (137,238)      (149,324)
                        -----------    -----------
Net Increase
 (Decrease)...........      309,298        644,810
                        ===========    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment    $  (247,690)   $  (134,474)
  income..............
 From net realized
  gain on investments       (94,522)       (53,188)
  and foreign currency  -----------    -----------
  transactions........
Total Dividends and
 Distributions........  $  (342,212)   $  (187,662)
                        ===========    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $   (48,694)   $      (161)
                        -----------    -----------
Total Dividends and
 Distributions........  $   (48,694)   $      (161)
                        ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           LIFETIME
                                                          2040 FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  3,677,745    $    920,287
Net realized gain (loss) from investment
 transactions and foreign currency transactions     3,127,031       2,666,208
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    16,068,420       5,589,893
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    22,873,196       9,176,388
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (2,848,809)       (802,514)
From net realized gain on investments and
 foreign currency transactions.................    (1,164,002)             --
                                                 ------------    ------------
              Total Dividends and Distributions    (4,012,811)       (802,514)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   172,345,043      78,550,028
                                                 ------------    ------------
        Total increase (decrease) in net assets   191,205,428      86,923,902
NET ASSETS
Beginning of period............................   148,630,682      61,706,780
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $339,836,110    $148,630,682
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $  1,018,629    $    189,693
                                                 ============    ============




                          ADVISORS       ADVISORS     ADVISORS
                         PREFERRED       SELECT      SIGNATURE    CLASS A     CLASS B     CLASS J      INSTITUTIONAL
                        -------------  ------------  ---------  -----------  ---------  ------------  --------------
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 16,213,940   $ 6,913,675   $457,472   $1,480,868   $627,940   $26,720,605   $120,683,041
 Reinvested...........       250,524       124,717         --           --         --       664,166      2,884,935
 Redeemed.............   (10,668,497)   (1,031,007)    (1,993)     (42,687)    (1,284)   (5,430,684)    (2,172,533)
                        ------------   -----------   --------   ----------   --------   -----------   ------------
Net Increase
 (Decrease)...........  $  5,795,967   $ 6,007,385   $455,479   $1,438,181   $626,656   $21,954,087   $121,395,443
                        ============   ===========   ========   ==========   ========   ===========   ============

Shares:
 Sold.................     1,382,251       586,426     37,698      121,052     51,191     2,258,218     10,125,455
 Reinvested...........        21,601        10,743         --           --         --        57,165        247,449
 Redeemed.............      (911,388)      (85,868)      (164)      (3,465)      (103)     (459,801)      (179,258)
                        ------------   -----------   --------   ----------   --------   -----------   ------------
Net Increase
 (Decrease)...........       492,464       511,301     37,534      117,587     51,088     1,855,582     10,193,646
                        ============   ===========   ========   ==========   ========   ===========   ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $  8,317,632   $ 4,561,093        N/A          N/A        N/A   $15,389,641   $ 55,567,574
 Reinvested...........         6,483         3,472        N/A          N/A        N/A        14,505        766,647
 Redeemed.............      (799,660)     (658,690)       N/A          N/A        N/A    (3,281,745)    (2,185,324)
                        ------------   -----------   --------   ----------   --------   -----------   ------------
Net Increase
 (Decrease)...........  $  7,524,455   $ 3,905,875        N/A          N/A        N/A   $12,122,401   $ 54,148,897
                        ============   ===========   ========   ==========   ========   ===========   ============

Shares:
 Sold.................       770,019       420,012        N/A          N/A        N/A     1,428,323      5,145,327
 Reinvested...........           616           329        N/A          N/A        N/A         1,374         72,945
 Redeemed.............       (73,439)      (61,488)       N/A          N/A        N/A      (305,382)      (202,368)
                        ------------   -----------   --------   ----------   --------   -----------   ------------
Net Increase
 (Decrease)...........       697,196       358,853        N/A          N/A        N/A     1,124,315      5,015,904
                        ============   ===========   ========   ==========   ========   ===========   ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $   (150,723)  $   (89,866)  $   (163)  $       --   $     --   $  (471,846)  $ (2,072,710)
 From net realized
  gain on investments
  and foreign currency
  transactions........       (99,801)      (34,851)       (69)          --         --      (192,485)      (812,225)
                        ------------   -----------   --------   ----------   --------   -----------   ------------
Total Dividends and
 Distributions........  $   (250,524)  $  (124,717)  $   (232)  $       --   $     --   $  (664,331)  $ (2,884,935)
                        ============   ===========   ========   ==========   ========   ===========   ============

Year Ended October 31,
 2004
 From net investment
  income..............  $     (6,483)  $    (3,472)       N/A          N/A        N/A   $   (14,505)  $   (766,647)
                        ------------   -----------   --------   ----------   --------   -----------   ------------
Total Dividends and
 Distributions........  $     (6,483)  $    (3,472)       N/A          N/A        N/A   $   (14,505)  $   (766,647)
                        ============   ===========   ========   ==========   ========   ===========   ============

                         PREFERRED        SELECT
                        ------------  --------------
----------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $10,710,095    $ 6,338,566
 Reinvested...........       80,488          7,344
 Redeemed.............   (1,230,364)    (1,234,284)
                        -----------    -----------
Net Increase
 (Decrease)...........  $ 9,560,219    $ 5,111,626
                        ===========    ===========

Shares:
 Sold.................      915,286        537,259
 Reinvested...........        6,921            633
 Redeemed.............     (102,248)      (104,312)
                        -----------    -----------
Net Increase
 (Decrease)...........      819,959        433,580
                        ===========    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $   866,320    $   246,520
 Reinvested...........       11,299             --
 Redeemed.............     (269,327)        (6,412)
                        -----------    -----------
Net Increase
 (Decrease)...........  $   608,292    $   240,108
                        ===========    ===========

Shares:
 Sold.................       80,318         22,617
 Reinvested...........        1,074             --
 Redeemed.............      (24,927)          (588)
                        -----------    -----------
Net Increase
 (Decrease)...........       56,465         22,029
                        ===========    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment    $   (58,088)   $    (5,413)
  income..............
 From net realized
  gain on investments       (22,400)        (2,171)
  and foreign currency  -----------    -----------
  transactions........
Total Dividends and
 Distributions........  $   (80,488)   $    (7,584)
                        ===========    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $   (11,299)   $      (108)
                        -----------    -----------
Total Dividends and
 Distributions........  $   (11,299)   $      (108)
                        ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PRINCIPAL
                                                           LIFETIME
                                                           2050 FUND
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005            2004
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $  1,349,222    $   386,282
Net realized gain (loss) from investment
 transactions and foreign currency transactions.     1,508,312      1,222,007
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............     7,914,168      2,738,324
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations    10,771,702      4,346,613
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................    (1,194,054)      (390,571)
From net realized gain on investments and
 foreign currency transactions..................      (481,480)            --
                                                  ------------    -----------
               Total Dividends and Distributions    (1,675,534)      (390,571)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...    79,385,018     31,010,945
                                                  ------------    -----------
         Total increase (decrease) in net assets    88,481,186     34,966,987
NET ASSETS
Beginning of period.............................    68,261,451     33,294,464
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $156,742,637    $68,261,451
                                                  ============    ===========
Undistributed (overdistributed) net investment
 income (operating loss)........................  $    161,696    $     6,528
                                                  ============    ===========




                           ADVISORS      ADVISORS     ADVISORS
                          PREFERRED      SELECT      SIGNATURE   CLASS A    CLASS J      INSTITUTIONAL   PREFERRED       SELECT
                          -----------  ------------  ---------  --------  ------------  --------------  ------------  -------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold...................  $3,104,929   $ 4,140,285   $167,819   $557,890  $ 6,147,882    $69,119,447    $ 4,514,841    $2,127,207
 Reinvested.............      35,169        88,949         --         --       93,678      1,421,618         32,911         2,753
 Redeemed...............    (489,999)   (2,212,492)      (293)        --   (1,359,671)    (5,567,078)    (1,903,251)     (637,576)
                          ----------   -----------   --------   --------  -----------    -----------    -----------    ----------
Net Increase (Decrease).  $2,650,099   $ 2,016,742   $167,526   $557,890  $ 4,881,889    $64,973,987    $ 2,644,501    $1,492,384
                          ==========   ===========   ========   ========  ===========    ===========    ===========    ==========

Shares:
 Sold...................     270,916       364,699     14,763     47,113      547,759      5,993,258        392,399       187,052
 Reinvested.............       3,153         7,973         --         --        8,466        126,964          2,941           246
 Redeemed...............     (42,569)     (192,082)       (25)        --     (121,902)      (484,371)      (165,505)      (55,141)
                          ----------   -----------   --------   --------  -----------    -----------    -----------    ----------
Net Increase (Decrease).     231,500       180,590     14,738     47,113      434,323      5,635,851        229,835       132,157
                          ==========   ===========   ========   ========  ===========    ===========    ===========    ==========

Year Ended October 31,
 2004
Dollars:
 Sold...................  $1,513,032   $ 4,048,648        N/A        N/A  $ 2,785,077    $26,990,839    $   413,160    $  101,529
 Reinvested.............       2,248           595        N/A        N/A           --        380,221          7,342            --
 Redeemed...............    (149,273)     (662,287)       N/A        N/A     (726,455)    (3,314,450)      (375,392)       (3,889)
                          ----------   -----------   --------   --------  -----------    -----------    -----------    ----------
Net Increase (Decrease).  $1,366,007   $ 3,386,956        N/A        N/A  $ 2,058,622    $24,056,610    $    45,110    $   97,640
                          ==========   ===========   ========   ========  ===========    ===========    ===========    ==========

Shares:
 Sold...................     146,459       384,832        N/A        N/A      270,876      2,605,757         39,944         9,888
 Reinvested.............         223            59        N/A        N/A           --         37,795            729            --
 Redeemed...............     (14,422)      (63,713)       N/A        N/A      (71,497)      (325,401)       (36,609)         (380)
                          ----------   -----------   --------   --------  -----------    -----------    -----------    ----------
Net Increase (Decrease).     132,260       321,178        N/A        N/A      199,379      2,318,151          4,064         9,508
                          ==========   ===========   ========   ========  ===========    ===========    ===========    ==========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income................  $  (25,208)  $   (62,054)  $   (151)  $     --  $   (65,258)   $(1,015,716)   $   (23,559)   $   (2,108)
 From net realized gain
  on investments and
  foreign currency
  transactions:.........      (9,961)      (26,895)       (65)        --      (28,430)      (405,902)        (9,352)         (875)
                          ----------   -----------   --------   --------  -----------    -----------    -----------    ----------
Total Dividends and
 Distributions:.........  $  (35,169)  $   (88,949)  $   (216)  $     --  $   (93,688)   $(1,421,618)   $   (32,911)   $   (2,983)
                          ==========   ===========   ========   ========  ===========    ===========    ===========    ==========

Year Ended October 31,
 2004
 From net investment
  income................  $   (2,302)  $      (632)       N/A        N/A  $        --    $  (380,222)   $    (7,342)   $      (73)
                          ----------   -----------   --------   --------  -----------    -----------    -----------    ----------
Total Dividends and
 Distributions:.........  $   (2,302)  $      (632)       N/A        N/A  $        --    $  (380,222)   $    (7,342)   $      (73)
                          ==========   ===========   ========   ========  ===========    ===========    ===========    ==========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                      LIFETIME STRATEGIC
                                                         INCOME FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  6,970,291    $  1,664,448
Net realized gain (loss) from investment
 transactions and foreign currency transactions     2,750,648       2,083,510
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............        54,999       5,639,508
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations     9,775,938       9,387,466
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (3,210,541)     (1,083,894)
From net realized gain on investments and
 foreign currency transactions.................    (1,624,360)             --
                                                 ------------    ------------
              Total Dividends and Distributions    (4,834,901)     (1,083,894)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   126,121,140      70,495,128
                                                 ------------    ------------
        Total increase (decrease) in net assets   131,062,177      78,798,700
NET ASSETS
Beginning of period............................   140,924,477      62,125,777
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $271,986,654    $140,924,477
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $  4,718,228    $    958,478
                                                 ============    ============



                          ADVISORS      ADVISORS      ADVISORS
                         PREFERRED       SELECT      SIGNATURE    CLASS A      CLASS J      INSTITUTIONAL    PREFERRED
                        ------------  -------------  ---------  -----------  ------------  --------------  -------------
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $14,503,484   $ 16,526,886   $290,489   $1,852,511   $37,425,539   $118,727,502    $ 23,139,994
 Reinvested...........       61,000         72,620         --           --       875,622      3,669,891         136,884
 Redeemed.............   (5,516,488)   (10,345,760)   (18,438)     (14,635)   (6,551,274)   (53,015,870)    (17,040,571)
                        -----------   ------------   --------   ----------   -----------   ------------    ------------
Net Increase
 (Decrease)...........  $ 9,047,996   $  6,253,746   $272,051   $1,837,876   $31,749,887   $ 69,381,523    $  6,236,307
                        ===========   ============   ========   ==========   ===========   ============    ============

Shares:
 Sold.................    1,245,533      1,392,105     24,608      154,175     3,168,601      9,940,358       1,938,490
 Reinvested...........        5,207          6,180         --           --        74,415        311,004          11,614
 Redeemed.............     (471,140)      (873,921)    (1,532)      (1,217)     (554,630)    (4,411,795)     (1,421,854)
                        -----------   ------------   --------   ----------   -----------   ------------    ------------
Net Increase
 (Decrease)...........      779,600        524,364     23,076      152,958     2,688,386      5,839,567         528,250
                        ===========   ============   ========   ==========   ===========   ============    ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 1,779,067   $  3,247,373        N/A          N/A   $18,569,011   $ 60,082,894    $  1,509,746
 Reinvested...........       14,215          2,878        N/A          N/A        84,307        965,025          17,170
 Redeemed.............     (657,628)    (1,891,002)       N/A          N/A    (3,376,643)    (9,768,603)       (531,079)
                        -----------   ------------   --------   ----------   -----------   ------------    ------------
Net Increase
 (Decrease)...........  $ 1,135,654   $  1,359,249        N/A          N/A   $15,276,675   $ 51,279,316    $    995,837
                        ===========   ============   ========   ==========   ===========   ============    ============

Shares:
 Sold.................      159,503        290,527        N/A          N/A     1,655,544      5,329,898         134,318
 Reinvested...........        1,301            263        N/A          N/A         7,692         88,372           1,571
 Redeemed.............      (59,047)      (169,144)       N/A          N/A      (303,640)      (879,454)        (47,278)
                        -----------   ------------   --------   ----------   -----------   ------------    ------------
Net Increase
 (Decrease)...........      101,757        121,646        N/A          N/A     1,359,596      4,538,816          88,611
                        ===========   ============   ========   ==========   ===========   ============    ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $   (41,660)  $    (51,561)  $   (199)  $       --   $  (581,835)  $ (2,432,705)   $    (91,771)
 From net realized
  gain on investments
  and foreign currency
  transactions........      (19,340)       (21,398)      (108)          --      (295,576)    (1,237,186)        (45,113)
                        -----------   ------------   --------   ----------   -----------   ------------    ------------
Total Dividends and
 Distributions........  $   (61,000)  $    (72,959)  $   (307)  $       --   $  (877,411)  $ (3,669,891)   $   (136,884)
                        ===========   ============   ========   ==========   ===========   ============    ============

Year Ended October 31,
 2004
 From net investment
  income..............  $   (14,215)  $     (2,996)       N/A          N/A   $   (84,328)  $   (965,025)   $    (17,170)
                        -----------   ------------   --------   ----------   -----------   ------------    ------------
Total Dividends and
 Distributions........  $   (14,215)  $     (2,996)       N/A          N/A   $   (84,328)  $   (965,025)   $    (17,170)
                        ===========   ============   ========   ==========   ===========   ============    ============

                            SELECT
                        --------------
--------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................   $ 2,830,261
 Reinvested...........        16,090
 Redeemed.............    (1,504,597)
                         -----------
Net Increase
 (Decrease)...........   $ 1,341,754
                         ===========

Shares:
 Sold.................       239,659
 Reinvested...........         1,368
 Redeemed.............      (126,297)
                         -----------
Net Increase
 (Decrease)...........       114,730
                         ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................   $   653,555
 Reinvested...........            --
 Redeemed.............      (205,158)
                         -----------
Net Increase
 (Decrease)...........   $   448,397
                         ===========

Shares:
 Sold.................        58,200
 Reinvested...........            --
 Redeemed.............       (18,200)
                         -----------
Net Increase
 (Decrease)...........        40,000
                         ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment     $   (10,810)
  income..............
 From net realized
  gain on investments         (5,639)
  and foreign currency   -----------
  transactions........
Total Dividends and
 Distributions........   $   (16,449)
                         ===========

Year Ended October 31,
 2004
 From net investment
  income..............   $      (160)
                         -----------
Total Dividends and
 Distributions........   $      (160)
                         ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                         REAL ESTATE
                                                       SECURITIES FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $ 10,995,596    $  6,501,042
Net realized gain (loss) from investment
 transactions and foreign currency transactions    24,045,728      24,695,274
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    57,960,861      48,591,086
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    93,002,185      79,787,402
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................   (15,028,965)     (4,794,819)
From net realized gain on investments and
 foreign currency transactions.................   (24,816,386)     (1,881,777)
                                                 ------------    ------------
              Total Dividends and Distributions   (39,845,351)     (6,676,596)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   298,070,593     164,486,254
                                                 ------------    ------------
Redemption Fees - Class J......................         2,477           4,504
                                                 ------------    ------------
        Total increase (decrease) in net assets   351,229,904     237,601,564
NET ASSETS
Beginning of period............................   419,075,279     181,473,715
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $770,305,183    $419,075,279
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $    956,212    $  4,989,581
                                                 ============    ============



                          ADVISORS       ADVISORS     ADVISORS
                         PREFERRED       SELECT      SIGNATURE    CLASS A       CLASS B        CLASS J      INSTITUTIONAL
                        -------------  ------------  ---------  ------------  ------------  -------------  --------------
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 16,352,097   $ 9,473,405   $445,242   $ 8,454,839   $ 1,735,855   $ 55,866,543   $189,257,018
 Issued in acquistions            --            --         --    79,196,608    22,785,503             --             --
 Reinvested...........     2,278,029     1,154,465      1,415       251,643        33,542      8,471,966     24,395,485
 Redeemed.............   (14,017,367)   (5,822,913)   (44,502)   (7,976,887)   (2,084,078)   (25,141,608)   (92,052,107)
                        ------------   -----------   --------   -----------   -----------   ------------   ------------
Net Increase
 (Decrease)...........  $  4,612,759   $ 4,804,957   $402,155   $79,926,203   $22,470,822   $ 39,196,901   $121,600,396
                        ============   ===========   ========   ===========   ===========   ============   ============

Shares:
 Sold.................       851,304       497,351     22,041       409,204        83,634      2,930,111      9,753,871
 Issued in acquistions            --            --         --     3,926,394     1,127,686             --             --
 Reinvested...........       121,076        61,907         69        12,052         1,604        450,841      1,282,644
 Redeemed.............      (719,051)     (312,188)    (2,185)     (388,432)     (101,792)    (1,333,586)    (4,924,670)
                        ------------   -----------   --------   -----------   -----------   ------------   ------------
Net Increase
 (Decrease)...........       253,329       247,070     19,925     3,959,218     1,111,132      2,047,366      6,111,845
                        ============   ===========   ========   ===========   ===========   ============   ============

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 22,838,846   $10,988,394        N/A           N/A           N/A   $ 46,019,071   $126,455,067
 Reinvested...........       245,614       154,963        N/A           N/A           N/A      1,504,055      4,050,679
 Redeemed.............   (10,446,339)   (5,077,703)       N/A           N/A           N/A    (20,651,645)   (18,413,798)
                        ------------   -----------   --------   -----------   -----------   ------------   ------------
Net Increase
 (Decrease)...........  $ 12,638,121   $ 6,065,654        N/A           N/A           N/A   $ 26,871,481   $112,091,948
                        ============   ===========   ========   ===========   ===========   ============   ============

Shares:
 Sold.................     1,450,220       691,178        N/A           N/A           N/A      2,856,583      7,926,472
 Reinvested...........        16,252        10,328        N/A           N/A           N/A         99,607        267,021
 Redeemed.............      (643,398)     (324,944)       N/A           N/A           N/A     (1,317,833)    (1,151,983)
                        ------------   -----------   --------   -----------   -----------   ------------   ------------
Net Increase
 (Decrease)...........       823,074       376,562        N/A           N/A           N/A      1,638,357      7,041,510
                        ============   ===========   ========   ===========   ===========   ============   ============

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $   (785,697)  $  (390,907)  $ (1,650)  $  (263,121)  $   (35,150)  $ (2,816,558)  $ (9,446,567)
 From net realized
  gain on investments
  and foreign currency
  transactions........    (1,492,332)     (763,558)      (563)           --            --     (5,662,561)   (14,949,111)
                        ------------   -----------   --------   -----------   -----------   ------------   ------------
Total Dividends and
 Distributions........  $ (2,278,029)  $(1,154,465)  $ (2,213)  $  (263,121)  $   (35,150)  $ (8,479,119)  $(24,395,678)
                        ============   ===========   ========   ===========   ===========   ============   ============

Year Ended October 31,
 2004
 From net investment
  income..............  $   (167,208)  $  (104,219)       N/A           N/A           N/A   $   (965,870)  $ (3,038,483)
 From net realized
  gain on investments
  and foreign currency
  transactions........       (78,406)      (50,744)       N/A           N/A           N/A       (538,830)    (1,012,196)
                        ------------   -----------   --------   -----------   -----------   ------------   ------------
Total Dividends and
 Distributions........  $   (245,614)  $  (154,963)       N/A           N/A           N/A   $ (1,504,700)  $ (4,050,679)
                        ============   ===========   ========   ===========   ===========   ============   ============

                          PREFERRED       SELECT
                        -------------  -------------
----------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 29,655,515    $6,105,291
 Issued in acquistions            --            --
 Reinvested...........     3,062,076       175,493
 Redeemed.............   (13,183,307)     (758,668)
                        ------------    ----------
Net Increase
 (Decrease)...........  $ 19,534,284    $5,522,116
                        ============    ==========

Shares:
 Sold.................     1,552,900       317,965
 Issued in acquistions            --            --
 Reinvested...........       163,091         9,288
 Redeemed.............      (682,536)      (39,350)
                        ------------    ----------
Net Increase
 (Decrease)...........     1,033,455       287,903
                        ============    ==========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 20,654,065    $1,056,391
 Reinvested...........       711,822         8,818
 Redeemed.............   (15,491,077)     (120,969)
                        ------------    ----------
Net Increase
 (Decrease)...........  $  5,874,810    $  944,240
                        ============    ==========

Shares:
 Sold.................     1,291,531        65,340
 Reinvested...........        47,411           588
 Redeemed.............      (979,882)       (7,651)
                        ------------    ----------
Net Increase
 (Decrease)...........       359,060        58,277
                        ============    ==========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment    $ (1,206,599)   $  (82,716)
  income..............
 From net realized
  gain on investments     (1,855,484)      (92,777)
  and foreign currency  ------------    ----------
  transactions........
Total Dividends and
 Distributions........  $ (3,062,083)   $ (175,493)
                        ============    ==========

Year Ended October 31,
 2004
 From net investment    $   (512,682)   $   (6,357)
  income..............
 From net realized
  gain on investments       (199,140)       (2,461)
  and foreign currency  ------------    ----------
  transactions........
Total Dividends and
 Distributions........  $   (711,822)   $   (8,818)
                        ============    ==========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                          SHORT-TERM
                                                           BOND FUND
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005            2004
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $  2,888,004    $ 1,097,651
Net realized gain (loss) from investment
 transactions and foreign currency transactions.      (595,126)        50,179
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............    (1,966,243)      (396,544)
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations       326,635        751,286
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................    (3,319,150)    (1,164,013)
From net realized gain on investments and
 foreign currency transactions:.................            --       (154,375)
                                                  ------------    -----------
               Total Dividends and Distributions    (3,319,150)    (1,318,388)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...   140,892,103     11,996,115
                                                  ------------    -----------
         Total increase (decrease) in net assets   137,899,588     11,429,013
NET ASSETS
Beginning of period.............................    51,750,357     40,321,344
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $189,649,945    $51,750,357
                                                  ============    ===========
Undistributed (overdistributed) net investment
 income (operating loss)........................  $   (576,909)   $    44,212
                                                  ============    ===========



                          ADVISORS      ADVISORS    ADVISORS
                         PREFERRED       SELECT    SIGNATURE     CLASS A        CLASS J      INSTITUTIONAL   PREFERRED
                        -------------  ----------  ---------  -------------  -------------  --------------  ------------
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $  1,060,933   $  51,569   $10,270    $ 25,443,357   $ 12,774,113    $12,535,662    $ 3,570,178
 Issued in acquistions            --          --        --     124,347,838             --             --             --
 Reinvested...........        46,003       3,474         2       1,414,518      1,334,506        136,828        202,344
 Redeemed.............       (79,000)     (9,836)      (10)    (27,233,077)   (12,402,399)      (291,489)    (2,763,450)
                        ------------   ---------   -------    ------------   ------------    -----------    -----------
Net Increase
 (Decrease)...........  $  1,027,936   $  45,207   $10,262    $123,972,636   $  1,706,220    $12,381,001    $ 1,009,072
                        ============   =========   =======    ============   ============    ===========    ===========

Shares:
 Sold.................       104,529       5,117     1,006       2,530,014      1,263,089      1,245,772        352,673
 Issued in acquistions            --          --        --      12,322,426             --             --             --
 Reinvested...........         4,548         346        --         141,127        132,329         13,646         20,106
 Redeemed.............        (7,794)       (978)       (1)     (2,709,676)    (1,226,761)       (28,950)      (272,959)
                        ------------   ---------   -------    ------------   ------------    -----------    -----------
Net Increase
 (Decrease)...........       101,283       4,485     1,005      12,283,891        168,657      1,230,468         99,820
                        ============   =========   =======    ============   ============    ===========    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 11,391,613   $ 186,575       N/A             N/A   $ 22,154,079    $        --    $ 2,916,501
 Reinvested...........        92,487       6,227       N/A             N/A      1,080,868             --        134,327
 Redeemed.............   (11,410,171)   (391,063)      N/A             N/A    (13,212,361)            --       (952,967)
                        ------------   ---------   -------    ------------   ------------    -----------    -----------
Net Increase
 (Decrease)...........  $     73,929   $(198,261)      N/A             N/A   $ 10,022,586    $        --    $ 2,097,861
                        ============   =========   =======    ============   ============    ===========    ===========

Shares:
 Sold.................     1,102,618      18,256       N/A             N/A      2,147,975             --        283,350
 Reinvested...........         8,915         606       N/A             N/A        105,082             --         13,080
 Redeemed.............    (1,096,109)    (38,316)      N/A             N/A     (1,282,759)            --        (92,617)
                        ------------   ---------   -------    ------------   ------------    -----------    -----------
Net Increase
 (Decrease)...........        15,424     (19,454)      N/A             N/A        970,298             --        203,813
                        ============   =========   =======    ============   ============    ===========    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $    (46,003)  $  (3,474)  $  (283)   $ (1,565,599)  $ (1,347,740)   $  (137,204)   $  (202,344)
                        ------------   ---------   -------    ------------   ------------    -----------    -----------
Total Dividends and
 Distributions........  $    (46,003)  $  (3,474)  $  (283)   $ (1,565,599)  $ (1,347,740)   $  (137,204)   $  (202,344)
                        ============   =========   =======    ============   ============    ===========    ===========

Year Ended October 31,
 2004
 From net investment
  income..............  $    (89,532)  $  (5,163)      N/A             N/A   $   (947,813)   $      (315)   $  (120,877)
 From net realized
  gain on investments
  and foreign currency
  transactions........        (2,955)     (1,064)      N/A             N/A       (136,827)           (37)       (13,450)
                        ------------   ---------   -------    ------------   ------------    -----------    -----------
Total Dividends and
 Distributions........  $    (92,487)  $  (6,227)      N/A             N/A   $ (1,084,640)   $      (352)   $  (134,327)
                        ============   =========   =======    ============   ============    ===========    ===========

                           SELECT
                        -------------
-------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................   $1,394,786
 Issued in acquistions           --
 Reinvested...........       16,125
 Redeemed.............     (671,142)
                         ----------
Net Increase
 (Decrease)...........   $  739,769
                         ==========

Shares:
 Sold.................      139,946
 Issued in acquistions           --
 Reinvested...........        1,618
 Redeemed.............      (67,315)
                         ----------
Net Increase
 (Decrease)...........       74,249
                         ==========

Year Ended October 31,
 2004
Dollars:
 Sold.................   $       --
 Reinvested...........           --
 Redeemed.............           --
                         ----------
Net Increase
 (Decrease)...........   $       --
                         ==========

Shares:
 Sold.................           --
 Reinvested...........           --
 Redeemed.............           --
                         ----------
Net Increase
 (Decrease)...........           --
                         ==========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............   $  (16,503)
                         ----------
Total Dividends and
 Distributions........   $  (16,503)
                         ==========

Year Ended October 31,
 2004
 From net investment     $     (313)
  income..............
 From net realized
  gain on investments           (42)
  and foreign currency   ----------
  transactions........
Total Dividends and
 Distributions........   $     (355)
                         ==========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           SMALLCAP
                                                          BLEND FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $   (536,975)   $   (156,008)
Net realized gain (loss) from investment
 transactions and foreign currency transactions    25,766,064       6,620,103
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    (5,133,632)       (252,733)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    20,095,457       6,211,362
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments and
 foreign currency transactions.................    (6,353,636)       (151,007)
                                                 ------------    ------------
              Total Dividends and Distributions    (6,353,636)       (151,007)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   159,198,541      32,737,354
                                                 ------------    ------------
        Total increase (decrease) in net assets   172,940,362      38,797,709
NET ASSETS
Beginning of period............................   102,700,953      63,903,244
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $275,641,315    $102,700,953
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $         --    $         --
                                                 ============    ============



                          ADVISORS     ADVISORS     ADVISORS
                         PREFERRED      SELECT     SIGNATURE    CLASS A       CLASS B        CLASS J      INSTITUTIONAL
                        ------------  -----------  ---------  ------------  ------------  -------------  --------------
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $   984,696   $  617,365   $10,000    $ 5,564,558   $ 1,021,186   $ 36,485,542    $12,342,311
 Issued in acquistions           --           --        --     95,224,125    26,565,701             --             --
 Reinvested...........      153,507       93,323        --             --            --      4,776,807      1,005,180
 Redeemed.............   (3,311,631)    (370,788)       --     (5,137,428)   (2,715,243)   (13,826,632)       (17,416)
                        -----------   ----------   -------    -----------   -----------   ------------    -----------
Net Increase
 (Decrease)...........  $(2,173,428)  $  339,900   $10,000    $95,651,255   $24,871,644   $ 27,435,717    $13,330,075
                        ===========   ==========   =======    ===========   ===========   ============    ===========

Shares:
 Sold.................       64,910       39,273       693        344,069        63,240      2,443,669        789,530
 Issued in acquistions           --           --        --      6,069,986     1,693,421             --             --
 Reinvested...........       10,400        6,357        --             --            --        332,647         67,964
 Redeemed.............     (210,794)     (24,681)       --       (317,646)     (167,716)      (930,503)        (1,137)
                        -----------   ----------   -------    -----------   -----------   ------------    -----------
Net Increase
 (Decrease)...........     (135,484)      20,949       693      6,096,409     1,588,945      1,845,813        856,357
                        ===========   ==========   =======    ===========   ===========   ============    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 1,195,945   $1,557,580       N/A            N/A           N/A   $ 37,937,856    $ 5,421,739
 Reinvested...........        3,936          570       N/A            N/A           N/A        112,951         22,415
 Redeemed.............     (571,861)    (354,599)      N/A            N/A           N/A    (12,421,229)       (16,797)
                        -----------   ----------   -------    -----------   -----------   ------------    -----------
Net Increase
 (Decrease)...........  $   628,020   $1,203,551       N/A            N/A           N/A   $ 25,629,578    $ 5,427,357
                        ===========   ==========   =======    ===========   ===========   ============    ===========

Shares:
 Sold.................       85,925      115,716       N/A            N/A           N/A      2,778,391        386,091
 Reinvested...........          287           42       N/A            N/A           N/A          8,442          1,642
 Redeemed.............      (41,681)     (25,231)      N/A            N/A           N/A       (911,171)        (1,204)
                        -----------   ----------   -------    -----------   -----------   ------------    -----------
Net Increase
 (Decrease)...........       44,531       90,527       N/A            N/A           N/A      1,875,662        386,529
                        ===========   ==========   =======    ===========   ===========   ============    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net realized
  gain on investments
  and foreign currency
  transactions........  $  (153,507)  $  (93,323)  $  (587)   $        --   $        --   $ (4,783,599)   $(1,005,180)
                        -----------   ----------   -------    -----------   -----------   ------------    -----------
Total Dividends and
 Distributions........  $  (153,507)  $  (93,323)  $  (587)   $        --   $        --   $ (4,783,599)   $(1,005,180)
                        ===========   ==========   =======    ===========   ===========   ============    ===========

Year Ended October 31,
 2004
 From net realized
  gain on investments
  and foreign currency
  transactions........  $    (3,936)  $     (570)      N/A            N/A           N/A   $   (113,002)   $   (22,415)
                        -----------   ----------   -------    -----------   -----------   ------------    -----------
Total Dividends and
 Distributions........  $    (3,936)  $     (570)      N/A            N/A           N/A   $   (113,002)   $   (22,415)
                        ===========   ==========   =======    ===========   ===========   ============    ===========

                         PREFERRED      SELECT
                        ------------  ----------
------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $   741,697    $10,311
 Issued in acquistions           --         --
 Reinvested...........      316,487         78
 Redeemed.............   (1,334,299)      (896)
                        -----------    -------
Net Increase
 (Decrease)...........  $  (276,115)   $ 9,493
                        ===========    =======

Shares:
 Sold.................       47,954        670
 Issued in acquistions           --         --
 Reinvested...........       21,198          5
 Redeemed.............      (86,138)       (58)
                        -----------    -------
Net Increase
 (Decrease)...........      (16,986)       617
                        ===========    =======

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 1,228,521    $ 2,370
 Reinvested...........       11,053          1
 Redeemed.............   (1,391,389)    (1,708)
                        -----------    -------
Net Increase
 (Decrease)...........  $  (151,815)   $   663
                        ===========    =======

Shares:
 Sold.................       87,477        167
 Reinvested...........          801         --
 Redeemed.............      (98,764)      (117)
                        -----------    -------
Net Increase
 (Decrease)...........      (10,486)        50
                        ===========    =======

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net realized
  gain on investments   $  (316,487)   $  (953)
  and foreign currency  -----------    -------
  transactions........
Total Dividends and
 Distributions........  $  (316,487)   $  (953)
                        ===========    =======

Year Ended October 31,
 2004
 From net realized
  gain on investments   $   (11,053)   $   (31)
  and foreign currency  -----------    -------
  transactions........
Total Dividends and
 Distributions........  $   (11,053)   $   (31)
                        ===========    =======

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           SMALLCAP
                                                          VALUE FUND
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005            2004
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $    168,782    $   (93,148)
Net realized gain (loss) from investment
 transactions and foreign currency transactions.     9,027,605      5,552,979
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............     2,882,269       (603,042)
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations    12,078,656      4,856,789
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments and
 foreign currency transactions..................    (5,463,349)      (898,345)
                                                  ------------    -----------
               Total Dividends and Distributions    (5,463,349)      (898,345)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...    49,195,404     29,606,037
                                                  ------------    -----------
         Total increase (decrease) in net assets    55,810,711     33,564,481
NET ASSETS
Beginning of period.............................    59,869,829     26,305,348
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $115,680,540    $59,869,829
                                                  ============    ===========
Undistributed (overdistributed) net investment
 income (operating loss)........................  $    168,782    $        --
                                                  ============    ===========



                          ADVISORS     ADVISORS     ADVISORS
                         PREFERRED      SELECT     SIGNATURE    CLASS A     CLASS B     CLASS J      INSTITUTIONAL   PREFERRED
                        ------------  -----------  ---------  -----------  ---------  ------------  --------------  ------------
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 2,552,388   $1,664,540   $11,206    $1,366,324   $449,036   $21,121,405    $22,559,758    $ 6,019,337
 Reinvested...........      356,214      178,502        --            --         --     2,451,404      1,931,652        514,335
 Redeemed.............   (1,392,172)    (695,079)       --       (55,922)    (8,594)   (6,565,394)    (1,250,909)    (2,225,720)
                        -----------   ----------   -------    ----------   --------   -----------    -----------    -----------
Net Increase
 (Decrease)...........  $ 1,516,430   $1,147,963   $11,206    $1,310,402   $440,442   $17,007,415    $23,240,501    $ 4,307,952
                        ===========   ==========   =======    ==========   ========   ===========    ===========    ===========

Shares:
 Sold.................      152,217       98,713       683        77,610     25,526     1,293,375      1,332,488        352,031
 Reinvested...........       21,989       11,080        --            --         --       154,956        119,385         31,554
 Redeemed.............      (82,317)     (42,204)       --        (3,160)      (498)     (403,956)       (72,393)      (130,978)
                        -----------   ----------   -------    ----------   --------   -----------    -----------    -----------
Net Increase
 (Decrease)...........       91,889       67,589       683        74,450     25,028     1,044,375      1,379,480        252,607
                        ===========   ==========   =======    ==========   ========   ===========    ===========    ===========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $ 3,795,222   $1,336,737       N/A           N/A        N/A   $16,224,790    $ 9,792,221    $ 5,898,829
 Reinvested...........       30,180       21,875       N/A           N/A        N/A       445,243        352,130         42,443
 Redeemed.............     (843,051)    (165,084)      N/A           N/A        N/A    (4,632,388)    (1,208,715)    (1,596,640)
                        -----------   ----------   -------    ----------   --------   -----------    -----------    -----------
Net Increase
 (Decrease)...........  $ 2,982,351   $1,193,528       N/A           N/A        N/A   $12,037,645    $ 8,935,636    $ 4,344,632
                        ===========   ==========   =======    ==========   ========   ===========    ===========    ===========

Shares:
 Sold.................      245,962       85,847       N/A           N/A        N/A     1,070,656        633,888        375,309
 Reinvested...........        2,030        1,476       N/A           N/A        N/A        30,496         23,841          2,846
 Redeemed.............      (54,826)     (10,691)      N/A           N/A        N/A      (307,181)       (77,808)      (102,258)
                        -----------   ----------   -------    ----------   --------   -----------    -----------    -----------
Net Increase
 (Decrease)...........      193,166       76,632       N/A           N/A        N/A       793,971        579,921        275,897
                        ===========   ==========   =======    ==========   ========   ===========    ===========    ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net realized
  gain on investments
  and foreign currency
  transactions........  $  (356,214)  $ (178,502)  $  (857)   $       --   $     --   $(2,453,484)   $(1,931,652)   $  (514,335)
                        -----------   ----------   -------    ----------   --------   -----------    -----------    -----------
Total Dividends and
 Distributions........  $  (356,214)  $ (178,502)  $  (857)   $       --   $     --   $(2,453,484)   $(1,931,652)   $  (514,335)
                        ===========   ==========   =======    ==========   ========   ===========    ===========    ===========

Year Ended October 31,
 2004
 From net realized
  gain on investments
  and foreign currency
  transactions........  $   (30,180)  $  (21,875)      N/A           N/A        N/A   $  (445,484)   $  (352,130)   $   (42,443)
                        -----------   ----------   -------    ----------   --------   -----------    -----------    -----------
Total Dividends and
 Distributions........  $   (30,180)  $  (21,875)      N/A           N/A        N/A   $  (445,484)   $  (352,130)   $   (42,443)
                        ===========   ==========   =======    ==========   ========   ===========    ===========    ===========

                           SELECT
                        ------------
------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................   $ 376,173
 Reinvested...........      18,663
 Redeemed.............    (181,743)
                         ---------
Net Increase
 (Decrease)...........   $ 213,093
                         =========

Shares:
 Sold.................      22,433
 Reinvested...........       1,148
 Redeemed.............     (10,426)
                         ---------
Net Increase
 (Decrease)...........      13,155
                         =========

Year Ended October 31,
 2004
Dollars:
 Sold.................   $ 195,697
 Reinvested...........       1,500
 Redeemed.............     (84,952)
                         ---------
Net Increase
 (Decrease)...........   $ 112,245
                         =========

Shares:
 Sold.................      12,722
 Reinvested...........         100
 Redeemed.............      (5,446)
                         ---------
Net Increase
 (Decrease)...........       7,376
                         =========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net realized
  gain on investments    $ (28,305)
  and foreign currency   ---------
  transactions........
Total Dividends and
 Distributions........   $ (28,305)
                         =========

Year Ended October 31,
 2004
 From net realized
  gain on investments    $  (6,233)
  and foreign currency   ---------
  transactions........
Total Dividends and
 Distributions........   $  (6,233)
                         =========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                          TAX-EXEMPT
                                                          BOND FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  6,457,850    $  6,830,785
Net realized gain (loss) from investment
 transactions and foreign currency transactions     2,163,375       2,705,514
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    (5,619,441)       (182,669)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations     3,001,784       9,353,630
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (6,076,702)     (6,487,192)
From net realized gain on investments and
 foreign currency transactions.................    (5,470,551)       (485,083)
                                                 ------------    ------------
              Total Dividends and Distributions   (11,547,253)     (6,972,275)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..    (5,254,587)    (16,341,705)
                                                 ------------    ------------
        Total increase (decrease) in net assets   (13,800,056)    (13,960,350)
NET ASSETS
Beginning of period............................   177,672,315     191,632,665
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $163,872,259    $177,672,315
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $    539,922    $    510,810
                                                 ============    ============




                                                     CLASS A        CLASS B
                                                  -------------  --------------
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold...........................................  $ 13,583,653    $   650,026
 Reinvested.....................................     8,820,578        519,054
 Redeemed.......................................   (25,226,566)    (3,601,332)
                                                  ------------    -----------
Net Increase (Decrease).........................  $ (2,822,335)   $(2,432,252)
                                                  ============    ===========

Shares:
 Sold...........................................     1,116,230         53,148
 Reinvested.....................................       727,858         42,553
 Redeemed.......................................    (2,069,776)      (294,574)
                                                  ------------    -----------
Net Increase (Decrease).........................      (225,688)      (198,873)
                                                  ============    ===========

Year Ended October 31, 2004
Dollars:
 Sold...........................................  $ 11,019,703    $   892,740
 Reinvested.....................................     4,813,510        280,350
 Redeemed.......................................   (29,485,901)    (3,862,107)
                                                  ------------    -----------
Net Increase (Decrease).........................  $(13,652,688)   $(2,689,017)
                                                  ============    ===========

Shares:
 Sold...........................................       888,295         71,670
 Reinvested.....................................       389,153         22,566
 Redeemed.......................................    (2,385,604)      (310,527)
                                                  ------------    -----------
Net Increase (Decrease).........................    (1,108,156)      (216,291)
                                                  ============    ===========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income.....................  $ (5,787,326)   $  (289,376)
 From net realized gain on investments and
  foreign currency transactions.................    (5,166,341)      (304,210)
                                                  ------------    -----------
Total Dividends and Distributions...............  $(10,953,667)   $  (593,586)
                                                  ============    ===========

Year Ended October 31, 2004
 From net investment income.....................  $ (6,135,989)   $  (351,203)
 From net realized gain on investments and
  foreign currency transactions.................      (452,779)       (32,304)
                                                  ------------    -----------
Total Dividends and Distributions...............  $ (6,588,768)   $  (383,507)
                                                  ============    ===========

See accompanying notes.

                            STATEMENT OF CASH FLOWS
                         PRINCIPAL INVESTORS FUND, INC.
                         PERIOD ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                                                                                                                      INFLATION
                                                                                                                      PROTECTION
                                                                                                                      FUND/(A)/
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net increase in net assets from operations.....................                                                   $803,538
    Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
  Purchase of investment securities.............................                                                   (118,717,535)
  Proceeds from sale of investment securities...................                                                   21,614,507
  Net sales or (purchases) of short-term securities.............                                                   (3,312,264)
  Increase in accrued interest receivable.......................                                                   (603,879)
  Increase in capital shares sold receivable....................                                                   (595,533)
  Increase in dividends payable.................................                                                   424,393
  Net accretion of bond discounts and amortization of premiums..                                                   (1,084,266)
  Increase in accrued fees, expenses, prepaid expenses and expense reimbursement from Manager                      55,012
  Unrealized depreciation on securities.........................                                                   1,223,448
  Net realized loss from investments............................                                                   582
                                                                                                                   ---
                                                                            Net cash used in operating activities  (100,191,997)
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net payments from reverse repurchase agreements................                                                   24,453,906
 Proceeds from shares sold......................................                                                   87,172,899
 Payment on shares redeemed.....................................                                                   (11,503,082)
 Dividends and distributions paid to shareholders...............                                                   (63,149)
 Increase in indebtedness.......................................                                                   275,000
                                                                                                                   -------
                                                                        Net cash provided by financing activities  100,335,574
                                                                                                                   -----------

 Net increase (decrease) in cash.................................................................................         143,577

CASH:
 Beginning of period.............................................................................................              --
                                                                                                                    -------------
 End of period...................................................................................................   $     143,577
                                                                                                                    =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
 Reverse repurchase agreement interest paid......................................................................   $     365,505
 Accrued reverse repurchase agreement interest ..................................................................   $      53,791
 Reinvestment of dividends and distributions.....................................................................   $   1,921,913



/(a) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.




See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Investors Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At October 31, 2005, the Fund consists of 55 separate funds. The financial statements for Bond & Mortgage Securities Fund, Disciplined LargeCap Blend Fund, Diversified International Fund, Equity Income Fund, Government & High Quality Bond Fund, Inflation Protection Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, Money Market Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Growth Fund I, Partners MidCap Value Fund, Partners SmallCap Growth Fund II, Preferred Securities Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, Short-Term Bond Fund, SmallCap Blend Fund, SmallCap Value Fund, and Tax-Exempt Bond Fund (known as the "Funds") are presented herein.

Effective December 29, 2003, the initial purchases of 500,000 shares of Institutional Class of Partners MidCap Growth Fund I and 10,000 shares of Class J of Preferred Securities Fund were made by Principal Life Insurance Company.

Effective June 1, 2004, the initial purchases of 3,906 and 3,704 shares allocated among Advisors Preferred, Advisors Select, Preferred, and Select classes of shares of Partners MidCap Growth Fund I and Preferred Securities, respectively were made by Principal Life Insurance Company.

Effective November 1, 2004, the initial purchases of $10,000 of Advisors Signature class of each of Bond & Mortgage Securities Fund, Disciplined LargeCap Blend Fund, Diversified International Fund, Government & High Quality Bond Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, Money Market Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Growth Fund I, Partners MidCap Value Fund, Partners SmallCap Growth Fund II, Preferred Securities Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, Short-Term Bond Fund, SmallCap Blend Fund, and SmallCap Value Fund were made by Principal Life Insurance Company.

Effective December 29, 2004, the initial purchase of 1,000,000 shares allocated among Advisors Preferred, Advisors Select, Advisors Signature, Class J, Institutional, Preferred, and Select classes of shares of Inflation Protection Fund was made by Principal Life Insurance Company.

Effective March 1, 2005, International Fund I and LargeCap Blend Fund I, changed their names to Diversified International Fund and Disciplined LargeCap Blend Fund, respectively.

Effective June 28, 2005, the initial purchases of $10,000 of Class A shares of each of Bond & Mortgage Securities Fund, Disciplined LargeCap Blend Fund, Diversified International Fund, Equity Income Fund, Government & High Quality Bond Fund, Inflation Protection Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, Money Market Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Growth Fund I, Partners MidCap Value Fund, Partners SmallCap Growth Fund II, Preferred Securities Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, Short-Term Bond Fund, SmallCap Blend Fund, SmallCap Value Fund, and Tax-Exempt Bond Fund were made by Principal Life Insurance Company.

Effective June 28, 2005, the initial purchases of $10,000 of Class B shares of each of Bond & Mortgage Securities Fund, Disciplined LargeCap Blend Fund, Diversified International Fund, Equity Income Fund, Government & High Quality Bond Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap Value Fund, MidCap Blend Fund, Money Market Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund II, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Real Estate Securities Fund, SmallCap Blend Fund, SmallCap Value Fund, and Tax-Exempt Bond Fund were made by Principal Life Insurance Company.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

1. ORGANIZATION (CONTINUED)

Effective June 30, 2005, Bond & Mortgage Securities Fund, Disciplined LargeCap Blend Fund, Equity Income Fund, Government & High Quality Bond Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, Money Market Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners SmallCap Growth Fund II, Real Estate Securities Fund, Short-Term Bond Fund, SmallCap Blend Fund, and Tax-Exempt Bond Fund (the "Acquiring Funds") acquired all the assets and assumed all the liabilities in a tax-free reorganization of Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Equity Income Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Securities Fund, Inc., Principal SmallCap Fund, Inc., and Principal Tax-Exempt Bond Fund, Inc. (the "Acquired Funds") pursuant to an Agreement and Plan of Reorganization approved by shareholders of the Acquired Funds on June 16, 2005. Approximate conversion ratios, net assets of the Acquired Fund immediately before the acquisition (including accumulated realized losses and unrealized appreciation/depreciation on a U.S. federal income tax basis) and net assets of the Acquiring Fund immediately before and immediately following the acquisition were as follows:

                                                                                                     NET ASSETS  NET ASSETS
                                                                         ACCUMULATED   UNREALIZED        OF          OF
                                                 CONVERSION  CONVERSION   REALIZED    APPRECIATION/   ACQUIRED   ACQUIRING
        ACQUIRED               ACQUIRING           RATIO       RATIO       LOSSES     DEPRECIATION      FUND        FUND
          FUND                    FUND            CLASS A     CLASS B       (000)         (000)        (000)       (000)
 ----------------------  ----------------------  ----------  ----------  -----------  -------------  ----------  ----------
 Principal Balanced      Disciplined LargeCap        .94         .94      $  4,654      $   (175)     $103,061   $  410,851
    Fund, Inc.             Blend Fund
 Principal Bond          Bond & Mortgage            1.02        1.02        10,174         2,961       205,924      967,328
    Fund, Inc.             Securities Fund
 Principal Capital        LargeCap Value Fund       2.16        2.15            --        28,236       330,380      188,879
 Value
    Fund, Inc.
 Principal Cash          Money Market Fund          1.00        1.00            --            --       344,006      288,522
    Management Fund,
 Inc.
 Principal Equity        Equity Income Fund         1.00        1.00        18,151         5,846        98,506           --
 Income
    Fund, Inc. *
 Principal Government    Government & High          1.10        1.09         6,356         2,683       310,987      131,797
    Securities Income      Quality Bond Fund
    Fund, Inc.
 Principal Growth        LargeCap Growth Fund       4.32        4.12       168,339        19,256       300,113      226,808
    Fund, Inc.
 Principal               International Emerging      .62         .58            --         2,835        54,306       63,598
 International             Markets Fund
    Emerging Markets
    Fund, Inc.
 Principal LargeCap      LargeCap S&P 500 Index     1.03         N/A         2,297        (1,302)       71,416      622,600
     Stock Index Fund,   Fund
 Inc.
 Principal Limited Term  Short-Term Bond Fund        .92         N/A         4,947        (1,268)      124,348       56,803
    Bond Fund, Inc.
 Principal MidCap        MidCap Blend Fund          2.96        2.80            --       101,932       576,194      130,236
    Fund, Inc.
 Principal Partners      Partners LargeCap          2.29        2.20        18,166         5,054       149,524       41,385
    Blue Chip Fund,        Blend Fund I
 Inc.
 Principal Partners      Partners LargeCap           .99         .95        26,794         2,106        63,225      813,418
 Equity                    Growth Fund I
    Growth Fund, Inc.
 Principal LargeCap      Partners LargeCap           .98         .95            --         5,660        73,761      689,218
    Blend Fund, Inc.     Blend Fund
 Principal Partners      Partners LargeCap           .93         .92            --        10,767        72,747    1,515,314
    LargeCap Value       Value Fund
    Fund, Inc.
                          NET ASSETS OF
                            ACQUIRING
                              FUND
                            FOLLOWING
        ACQUIRED           ACQUISITION
          FUND                (000)
 ----------------------   -------------
 Principal Balanced        $  513,912
    Fund, Inc.
 Principal Bond             1,173,252
    Fund, Inc.
 Principal Capital            519,259
 Value
    Fund, Inc.
 Principal Cash               632,528
    Management Fund,
 Inc.
 Principal Equity              98,506
 Income
    Fund, Inc. *
 Principal Government         442,784
    Securities Income
    Fund, Inc.
 Principal Growth             526,921
    Fund, Inc.
 Principal                    117,904
 International
    Emerging Markets
    Fund, Inc.
 Principal LargeCap           694,016
     Stock Index Fund,
 Inc.
 Principal Limited Term       181,151
    Bond Fund, Inc.
 Principal MidCap             706,430
    Fund, Inc.
 Principal Partners           190,909
    Blue Chip Fund,
 Inc.
 Principal Partners           876,643
 Equity
    Growth Fund, Inc.
 Principal LargeCap           762,979
    Blend Fund, Inc.
 Principal Partners         1,588,061
    LargeCap Value
    Fund, Inc.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
1. ORGANIZATION (CONTINUED)

                                                                                                        NET ASSETS  NET ASSETS
                                                                            ACCUMULATED   UNREALIZED        OF          OF
                                                    CONVERSION  CONVERSION   REALIZED    APPRECIATION/   ACQUIRED   ACQUIRING
         ACQUIRED                 ACQUIRING           RATIO       RATIO       LOSSES     DEPRECIATION      FUND        FUND
           FUND                      FUND            CLASS A     CLASS B       (000)         (000)        (000)       (000)
 -------------------------  ----------------------  ----------  ----------  -----------  -------------  ----------  ----------
 Principal Partners         Partners MidCap Growth      .69         .67       $9,666        $ 5,658      $ 35,289    $328,045
    MidCap Growth           Fund
    Fund, Inc.
 Principal Partners         Partners SmallCap           .70         .67        2,787          3,030        22,138     399,917
    SmallCap Growth           Growth Fund II
    Fund, Inc.
 Principal Real Estate      Real Estate Securities      .82         .81           --         30,589       101,982     581,429
    Securities Fund, Inc.   Fund
 Principal SmallCap         SmallCap Blend Fund         .67         .64        9,907         15,693       121,790     137,031
    Fund, Inc.
 Principal Tax-Exempt       Tax-Exempt Bond Fund       1.00       .1.00           --          5,666       169,825          --
    Bond Fund, Inc. *
                             NET ASSETS OF
                               ACQUIRING
                                 FUND
                               FOLLOWING
         ACQUIRED             ACQUISITION
           FUND                  (000)
 -------------------------   -------------
 Principal Partners            $363,334
    MidCap Growth
    Fund, Inc.
 Principal Partners             422,055
    SmallCap Growth
    Fund, Inc.
 Principal Real Estate          683,411
    Securities Fund, Inc.
 Principal SmallCap             258,821
    Fund, Inc.
 Principal Tax-Exempt           169,825
    Bond Fund, Inc. *


*  Designates accounting survivor.

Effective June 30, 2005, Diversified International Fund acquired all the assets and assumed all the liabilities of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. pursuant to a plan of acquisition approved by the shareholders of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. on June 16, 2005. The acquisition was accomplished by a tax-free exchange of shares from Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. for shares of Diversified International Fund at an approximate exchange rate of .78 and .76 for Principal International Fund, Inc. Class A and B and 1.47 and 1.38 for Principal International SmallCap Fund, Inc. Class A and Class B. The aggregate net assets of Principal International Fund, Inc., Principal International SmallCap Fund, Inc., and Diversified International Fund immediately before the acquisition were approximately $248,964,000 (including approximately $42,252,000 of accumulated realized losses and $21,063,000 of unrealized appreciation, on a federal tax basis), $74,326,000 (including approximately $7,781,000 unrealized appreciation, on a federal tax basis), and $143,415,000, respectively. The aggregate net assets of Diversified International Fund immediately following the acquisition were $466,705,000.

Effective September 30, 2005, Government Securities Fund and High Quality Short-Term Bond Fund changed their names to Government & High Quality Bond Fund and Short-Term Bond Fund, respectively.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:



SECURITY VALUATION. . Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, and Principal LifeTime Strategic Income Fund (collectively, the "Principal LifeTime Funds") invest in Institutional Class shares of other series of Principal Investors Fund, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Funds (with the exception of Money Market Fund and the Principal LifeTime Funds) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by the Fund's Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds' net asset values are ordinarily not reflected in the Funds' net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds' net asset values are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security's fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds' net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

Short-term securities are valued at amortized cost, which approximates market. Money Market Fund values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.



CURRENCY TRANSLATION. . Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the London Exchange. The identified cost of the Funds' holdings are translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.



INCOME AND INVESTMENT TRANSACTIONS. . The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



EXPENSES. . Expenses directly attributed to one of the Funds are charged to that Fund. Other expenses not directly attributed to one of the Funds are apportioned among the registered investment companies managed by Principal Management Corporation.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations. Expenses included in the statements of operations of the Principal LifeTime Funds reflect the expenses of each Principal LifeTime Fund and do not include any expenses associated with the Underlying Funds.



DISTRIBUTIONS TO SHAREHOLDERS . With respect to Money Market Fund, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to settled shares of record as of that day. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, commission recapture, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Real Estate Securities Fund receives substantial distributions from holdings in Real Estate Investment Trusts ("REITs"). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of its income and distributions for financial statement purposes.



FEDERAL INCOME TAXES. . No provision for federal income taxes is considered necessary because each of the Funds is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.



FOREIGN TAXES . Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon the disposition of Indian securities held by the Funds are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on Indian securities. At October 31, 2005, International Emerging Markets Fund had deferred tax liability of $70,143 and an approximate capital loss carryforward of $108,000 that expires in 2013 and Diversified International Fund had a foreign tax refund receivable of $365 and no capital loss carryforward, relating to Indian securities.



REDEMPTION AND EXCHANGE FEES . Each of the Funds, except Money Market Fund, will impose a redemption or exchange fee on redemptions or exchanges of $30,000 or more of Class A, Class B, or Class J shares redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movements in and out of the Funds.


3. OPERATING POLICIES



FUTURES CONTRACTS . The Funds may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Funds agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds' cost basis in the contract.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

3. OPERATING POLICIES (CONTINUED)



INDEMNIFICATION . Under the Fund's by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.



JOINT TRADING ACCOUNT. . Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.



LINE OF CREDIT. . The Funds participate with other registered investment companies managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .375%. At October 31, 2005, Inflation Protection Fund, International Emerging Markets Fund, Partners LargeCap Blend Fund I, and Short-Term Bond Fund had outstanding borrowings of $275,000, $3,187,000, $200,500, and $520,000, respectively at an annual rate of 4.45%. No other Funds had outstanding borrowings under the line of credit.



REBATES . Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.



REPURCHASE AGREEMENTS . The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. When repurchase agreement investments are made as part of the Funds' securities lending program, the collateral is in the possession of the Funds' lending agent or a third party agent. The collateral is evaluated daily by the lending agent to ensure the value is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.



RESTRICTED SECURITIES. . Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.



REVERSE REPURCHASE AGREEMENTS. . Certain of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Funds sell securities and agree to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Funds, and are subject to the Funds' restrictions on borrowing. Reverse repurchase agreements may increase the volatility of the Funds and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. At October 31, 2005, the Funds had reverse repurchase agreements as follows:

                            BROKER      INTEREST RATE      MATURITY DATE           AMOUNT
                         -------------  -------------  ----------------------  --------------
 Bond & Mortgage         Merrill Lynch   3.00-4.02%    11/01/2005-01/17/2006    $119,959,875
 Securities Fund
 Government & High       Merrill Lynch    .75-3.80     11/18/2005-08/03/2006      10,857,438
 Quality Bond Fund
 Inflation Protection    Merrill Lynch   3.78-4.14     11/02/2005-01/25/2006      24,453,906
 Fund
 Short-Term Bond Fund    Merrill Lynch   3.80-4.05     11/02/2005-01/26/2006      10,862,750


For the periods ended October 31, 2005, the average amount of reverse repurchase agreements outstanding and the daily average annual interest rate was as follows:

                                                                            AVERAGE AMOUNT OF
                                                                            REVERSE REPURCHASE
                                                                          AGREEMENTS OUTSTANDING   AVERAGE INTEREST RATE
                                                                         -----------------------  -----------------------
 Bond & Mortgage Securities Fund                                               $80,808,734                 2.69%
 Government & High Quality Bond Fund                                             2,245,374                 2.90
 Inflation Protection                                                           12,957,328                 2.82
 Short-Term Bond Fund                                                            3,622,975                 3.16

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
3. OPERATING POLICIES (CONTINUED)



SECURITIES LENDING. . To earn additional income, certain of the Funds may lend portfolio securities to approved brokerage firms. The Funds receive collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and during the period of the loan maintain collateral in an amount not less than 100% of the market value of the loaned securities. Cash collateral is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of October 31, 2005, the Funds had securities on loan as follows:

                                                                   VALUE OF         VALUE OF
                                                               SECURITIES LOANED   COLLATERAL
                                                               -----------------   ----------
 Bond & Mortgage Securities Fund                                  $ 2,214,027      $ 2,257,000
 Disciplined LargeCap Blend Fund                                    5,590,184        5,604,000
 LargeCap Growth Fund                                              18,320,641       18,136,000
 LargeCap S&P 500 Index Fund                                       16,282,918       16,539,000
 LargeCap Value Fund                                                6,090,661        6,047,000
 MidCap Blend Fund                                                 23,556,631       23,930,000
 Partners LargeCap Blend Fund                                      23,401,635       23,696,000
 Partners LargeCap Blend Fund I                                     3,000,486        3,054,000
 Partners LargeCap Growth Fund I                                   46,233,797       46,418,000
 Partners LargeCap Growth Fund II                                     321,485          325,000
 Partners LargeCap Value Fund                                       3,394,733        3,540,000
 Partners MidCap Growth Fund                                       52,061,438       52,442,000
 Partners MidCap Growth Fund I                                     12,355,157       12,336,000
 Partners MidCap Value Fund                                        64,120,364       65,078,000
 Partners SmallCap Growth Fund II                                  54,893,429       55,813,000
 Real Estate Securities Fund                                       12,234,091       12,387,000
 Short-Term Bond Fund                                                 555,264          567,000
 SmallCap Blend Fund                                               39,851,481       40,292,000
 SmallCap Value Fund                                                8,598,236        8,658,000





SWAP AGREEMENTS. . Certain of the Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. Swaps are marked-to-market daily based on an evaluated price; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. Upon termination of swap agreements, the Funds recognize a realized gain or loss. Notional principal amounts are used to express the extent of involvement in these contracts, but the potential amounts subject to loss are much lower. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a credit event affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).

Total return swaps involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the statements of operations.

Details of swap agreements open at period end are included in the Funds' schedules of investments.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES. . The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds' average daily net assets. The annual rates used in this calculation for the Funds are as follows:

                                                                          NET ASSETS OF FUNDS (IN MILLIONS)
                                                                          ----------------------------------                      AS
                                                                          FIRST    NEXT    NEXT   OVER $1.5                        F
                                                                           $500    $500    $500    BILLION                         $
                                                                          ------  ------  ------  ----------
                                                                                                                                 MIL
Bond & Mortgage Securities Fund                                            .55%    .53%    .51%      .50%     Partners MidCap Grow 1
                                                                                                              Fund
Disciplined LargeCap Blend Fund                                            .60     .58     .56       .55      Partners MidCap Grow 1
                                                                                                              Fund I
Diversified International Fund                                             .90     .88     .86       .85      Partners MidCap Valu 1
                                                                                                              Fund
Equity Income Fund *                                                       .60     .58     .56       .55      Partners SmallCap    1
                                                                                                              Growth Fund II
Government & High Quality                                                  .40     .38     .36       .35      Preferred Securities
 Bond Fund                                                                                                    Fund
Inflation Protection Fund                                                  .40     .38     .36       .35      Principal LifeTime  .1
                                                                                                              2010 Fund
International Emerging Markets Fund                                       1.35    1.33    1.31      1.30      Principal LifeTime  .1
                                                                                                              2020 Fund
LargeCap Growth Fund                                                       .55     .53     .51       .50      Principal LifeTime  .1
                                                                                                              2030 Fund
LargeCap S&P 500 Index Fund                                                .15     .15     .15       .15      Principal LifeTime  .1
                                                                                                              2040 Fund
LargeCap Value Fund                                                        .45     .43     .41       .40      Principal LifeTime  .1
                                                                                                              2050 Fund
MidCap Blend Fund                                                          .65     .63     .61       .60      Principal LifeTime  .1
                                                                                                              Strategic
                                                                                                                Income Fund
Money Market Fund                                                          .40     .39     .38       .37      Real Estate Securiti
                                                                                                              Fund
Partners LargeCap Blend Fund                                               .75     .73     .71       .70      Short-Term Bond Fund
Partners LargeCap Blend Fund I                                             .45     .43     .41       .40      SmallCap Blend Fund
Partners LargeCap Growth Fund I                                            .75     .73     .71       .70      SmallCap Value Fund
Partners LargeCap Growth Fund II                                          1.00     .98     .96       .95      Tax-Exempt Bond Fund
Partners LargeCap Value Fund                                               .80     .78     .76       .75


* Effective July 1, 2005. Period from November 1, 2004 through June 30, 2005, the Acquired Fund paid investment advisory and management fees computed at an annual percentage rate of:

                                    NET ASSETS OF FUNDS (IN MILLIONS)
                             -------------------------------------------
                              FIRST      NEXT      NEXT      NEXT       OVER
                               $100      $100      $100      $100       $400
                              -----      ----      ----      ----       ----
Principal Equity Income        .60       .55       .50       .45        .40
Fund, Inc.
Principal Tax-Exempt Bond      .50       .45       .40       .35        .30
Fund, Inc.


In addition to the management fee, Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class's average daily net assets. As of October 31, 2005, the annual rates for the service fee are .17%, .25%, .25%, .15%, and .15% and the annual rates for the administrative service fee are .15%, .20%, .28%, .11%, and ..13% for Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select, respectively. Class A, Class B, and Class J shares of the Funds reimburse the Manager for transfer and administrative services. The Manager has agreed to provide portfolio accounting services for the Funds. Currently, there is no separate charge for these services.

The Manager has voluntarily agreed to limit the expenses for Class J shares of certain Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits may be changed at any time. The limits are expressed as a percentage of average daily net assets attributable to Class J on an annualized basis during the reporting period. The operating expense limits are as follows:

 Bond & Mortgage Securities      1.35%  Partners MidCap Value Fund       1.95%
 Fund
 Government and High Quality     1.35   Partners SmallCap Growth Fund    2.05
 Bond Fund                              II
 Inflation Protection Fund       1.35   Preferred Securities Fund        1.60
 Money Market Fund               1.35   Principal LifeTime 2050 Fund     1.70
 Partners LargeCap Growth Fund   1.75   Short-Term Bond Fund             1.35
 I
 Partners LargeCap Growth Fund   1.75   SmallCap Value Fund              1.70
 II
 Partners MidCap Growth Fund     1.95

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

Period from November 1, 2004 through June 30, 2005, the Manager voluntarily agreed to limit the expenses of Principal Equity Income Fund, Inc. (predecessor to Equity Income Fund) to ensure the operating expenses did not exceed 1.35% and 2.10% for Class A and Class B shares, respectively.

The Manager has contractually agreed to limit the Fund's expenses for Class A and Class B shares of certain Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis during the reporting period. The operating expense limits and the agreement terms are as follows:

                                        CLASS A   CLASS B       EXPIRATION
                                        -------   -------       ----------
  Bond & Mortgage Securities Fund        0.94%     1.60%         June 30, 2009
  Inflation Protection Fund              1.10       N/A      February 28, 2007
  MidCap Blend Fund                      1.02      1.32          June 30, 2008
  Partners LargeCap Growth Fund II       1.70       N/A      February 28, 2007
  Partners MidCap Growth Fund            1.75      2.50          June 30, 2008
  Partners MidCap Growth Fund I          1.75       N/A      February 28, 2007
 Partners MidCap Value Fund              1.75      2.50      February 28, 2007
 Partners SmallCap Growth Fund II        1.95      2.70          June 30, 2008
 Preferred Securities Fund               1.35       N/A      February 28, 2007
 Principal LifeTime 2010 Fund            1.30       N/A      February 28, 2007
 Principal LifeTime 2020 Fund            1.40      2.15      February 28, 2007
 Principal LifeTime 2030 Fund            1.40      2.15      February 28, 2007
 Principal LifeTime 2040 Fund            1.40      2.15      February 28, 2007
 Principal LifeTime 2050 Fund            1.50       N/A      February 28, 2007
 Principal LifeTime Strategic Income     1.30       N/A      February 28, 2007
 Fund
 SmallCap Value Fund                     1.70      2.45      February 28, 2007
 Tax-Exempt Bond Fund *                  0.76      1.15          June 30, 2008


*  Effective July 1, 2005.



DISTRIBUTION FEES. . The Advisors Preferred, Advisors Select, Advisors Signature, Class A, Class B, Class J, and Select shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter, a portion may be paid to other selling dealers for providing certain services. Pursuant to the distribution agreements for Class A and Class B shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the respective Funds which generated the excess. The annual rates are .25%, .30%, .35%, .50%, and .10% for Advisors Preferred, Advisors Select, Advisors Signature, Class J, and Select, and up to .25% and 1.00% for Class A and Class B, except the following funds:

 LargeCap S&P 500 Index Fund        Class A      .15%
 Money Market Fund                    Class A    N/A
 Money Market Fund                    Class J    .25
 Short-Term Bond Fund               Class A      .15

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)



SALES CHARGES . Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A, Class B, and Class J share redemptions. The charge for Class A shares is .75% (.25% for LargeCap S&P 500 Index Fund and Short-Term Bond Fund) of the lesser of current market value or the cost of the shares redeemed. The charge for Class B shares is based on declining rates which begin at 4.00% of the lesser of current market value or the cost of shares being redeemed. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Princor Financial Services Corporation also retains sales charges on sales of Class A shares (with the exception of Money Market Fund which imposes no sales charge) based on declining rates which begin at 1.50% for LargeCap S&P 500 Index Fund and Short-Term Bond Fund, 4.75% for Bond & Mortgage Securities Fund, Government & High Quality Bond Fund, Inflation Protection Fund, Preferred Securities Fund, Principal LifeTime Strategic Income Fund, and Tax-Exempt Bond Fund, and 5.75% for all other Funds. The aggregate amounts of these charges retained by Princor Financial Services Corporation for the periods ended October 31, 2005, were as follows:

                                                      CLASS A   CLASS B     CLASS J
                                                      -------   -------     -------
 Bond & Mortgage Securities Fund                     $183,796   $18,856    $ 91,644
 Disciplined LargeCap Blend Fund                       67,040    10,656         N/A
 Diversified International Fund                       229,273    20,470      36,592
 Equity Income Fund                                   104,968    11,908         N/A
 Government & High Quality Bond Fund                  129,977    45,041      39,466
 Inflation Protection Fund                             21,824       N/A         766
 International Emerging Markets Fund                   99,980     1,892      26,014
 LargeCap Growth Fund                                 168,768    23,153       7,884
 LargeCap S&P 500 Index Fund                           29,987       N/A     122,987
 LargeCap Value Fund                                  164,739    13,483      12,355
 MidCap Blend Fund                                    357,584    36,464      44,086
 Money Market Fund                                        N/A     9,376      68,684
 Partners LargeCap Blend Fund                         132,981    17,339      30,949
 Partners LargeCap Blend Fund I                        85,057    14,095       9,473
 Partners LargeCap Growth Fund I                       63,296    10,706      10,305
 Partners LargeCap Growth Fund II                       2,185       N/A       7,349
 Partners LargeCap Value Fund                         125,914    16,304      33,534
 Partners MidCap Growth Fund                           36,920     8,241      11,435
 Partners MidCap Growth Fund I                          2,207       N/A         N/A
 Partners MidCap Value Fund                            30,651       101      34,915
 Partners SmallCap Growth Fund II                      44,500     5,726       3,851
 Preferred Securities Fund                             22,899       N/A      17,294
 Principal LifeTime 2010 Fund                          74,294       N/A      41,007
 Principal LifeTime 2020 Fund                         100,381        99      78,099
 Principal LifeTime 2030 Fund                          84,362        --      86,878
 Principal LifeTime 2040 Fund                          50,468        --      32,052
 Principal LifeTime 2050 Fund                          10,672       N/A       5,031
 Principal LifeTime Strategic Income Fund              12,318       N/A      26,337
 Real Estate Securities Fund                          157,112    12,873      44,869
 Short-Term Bond Fund                                  48,013       N/A      25,880
 SmallCap Blend Fund                                   96,557     9,699      41,865
 SmallCap Value Fund                                   23,920        96      18,430
 Tax-Exempt Bond Fund                                  41,065     1,058         N/A


Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after purchase.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

At October 31, 2005, Principal Life Insurance Company (an affiliate of the Manager) and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Funds as follows:

                                   ADVISORS   ADVISORS  ADVISORS
                                   PREFERRED   SELECT   SIGNATURE   CLASS A    CLASS B  CLASS J  INSTITUTIONAL  PREFERRED   SELECT
                                   ---------  --------  ---------   -------    -------  -------  -------------  ---------  --------
 Bond & Mortgage Securities Fund         --         --      919       350,978       --       --      157,126         --         --
 Disciplined LargeCap Blend Fund        716        780      772            --       --      N/A           --        738        731
 Diversified International Fund          --         --    1,068       668,804       --       --    2,739,452         --         --
 Government and High Quality Bond        --         --      965       119,463       --       --          976         --         --
 Fund
 Inflation Protection Fund            1,000      1,000    1,000           987      N/A    1,000           --      1,000      1,000
 International Emerging Markets      49,448     49,079      657       560,032       --       --           --     49,851     49,799
 Fund
 LargeCap Growth Fund                    --         --    1,642            --       --       --    8,418,487         --         --
 LargeCap S&P 500 Index Fund             --         --    1,152            --      N/A       --        1,176         --         --
 LargeCap Value Fund                     --         --      935     1,291,176       --       --    5,127,586         --        999
 MidCap Blend Fund                       --         --      776            --       --       --          882         --        878
 Money Market Fund                       --         --   10,167    33,013,682       --       --           --         --     10,000
 Partners LargeCap Blend Fund            --         --      985            --       --       --           --         --         --
 Partners LargeCap Blend Fund I          --         --    1,295            --       --   11,123        1,112         --      1,329
 Partners LargeCap Growth Fund I         --         --    1,372            --       --       --           --         --         --
 Partners LargeCap Growth Fund II        --         --    1,289         1,241      N/A       --           --         --         --
 Partners LargeCap Value Fund            --         --      788            --       --       --           --         --         --
 Partners MidCap Growth Fund             --         --    1,344            --       --       --        1,175         --      1,328
 Partners MidCap Growth Fund I          977        977      981           872      N/A      N/A           --        977        977
 Partners MidCap Value Fund              --         --      718           673      673    9,737           --         --        834
 Partners SmallCap Growth Fund II        --         --    1,235            --       --       --           --         --         --
 Preferred Securities Fund              926        926      882           914      N/A       --           --        926        926
 Principal LifeTime 2010 Fund            --         --      861           831      N/A       --           --         --      1,000
 Principal LifeTime 2020 Fund            --         --      869           824      824       --           --         --      1,000
 Principal LifeTime 2030 Fund            --         --      894           842      842       --           --         --      1,456
 Principal LifeTime 2040 Fund            --         --      894           836      836       --           --         --      1,000
 Principal LifeTime 2050 Fund            --         --      936           871      N/A       --           --         --      1,000
 Principal LifeTime Strategic            --      1,000      851           836      N/A       --           --         --      1,000
 Income Fund
 Real Estate Securities Fund             --         --      536            --       --       --           --         --         --
 Short-Term Bond Fund                    --         --      978       631,626      N/A       --          978         --      1,104
 SmallCap Blend Fund                     --         --      693            --       --       --    1,844,409         --      1,032
 SmallCap Value Fund                     --         --      614           589      589       --           --         --      6,909

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

For the year ended October 31, 2005, information, on a federal tax basis, regarding affiliated securities held by the Funds was as follows:

                                              OCTOBER 31, 2004           PURCHASES                SALES         OCTOBER 31, 2005
                                             -----------------   --------------------------  ----------------  -----------------
                                             SHARES     COST     SHARES              COST    SHARES  PROCEEDS   SHARES      COST
                                             -------  ---------  ------            --------  ------  --------  ---------  ---------
 LARGECAP S&P 500 INDEX FUND
 Principal Financial Group                   14,843   $490,837   3,500             $119,348  18,343  $797,520      --        $--
    (parent company of Principal Financial Services, Inc.)


                                                            REALIZED GAIN/LOSS
                                                DIVIDENDS     ON INVESTMENTS
                                                ---------  --------------------
 LARGECAP S&P 500 INDEX FUND
 Principal Financial Group                       $8,164          $187,335
    (parent company of Principal Financial
     Services, Inc.)


                             OCTOBER 31, 2004                  PURCHASES                       SALES
                         ------------------------  ----------------------------------  ----------------------
                           SHARES        COST        SHARES                  COST       SHARES     PROCEEDS
                         ----------  ------------  ----------            ------------  ---------  -----------
 PRINCIPAL LIFETIME
 2010 FUND
 Bond & Mortgage          8,791,246  $ 94,471,234  11,148,188            $120,331,429    504,173  $ 5,455,681
 Securities Fund
 Disciplined LargeCap     2,549,511    32,527,690   2,012,665              28,197,079    113,978    1,600,652
 Blend Fund
 International Growth     2,024,496    15,732,800   1,597,459              16,846,053    746,919    7,835,983
 Fund
 LargeCap Growth Fund     2,165,588    12,621,188   1,681,148              11,297,720     95,097      643,826
 LargeCap Value Fund        904,133     8,603,177     748,764               8,393,497     39,866      452,461
 Money Market Fund       28,551,664    28,551,664  30,514,556              30,514,556  1,676,442    1,676,442
 Partners LargeCap        1,731,675    12,140,259   1,427,188              11,498,369     79,453      643,826
 Growth Fund II
 Partners LargeCap        1,393,442    14,992,739   1,110,738              14,960,446     61,618      835,192
 Value Fund
 Preferred Securities     2,049,577    22,301,108   3,191,751              34,808,882    134,884    1,475,847
 Fund
 Real Estate Securities   2,348,399    33,677,416   1,493,263              28,849,955  1,369,350   24,394,627
 Fund
 SmallCap S&P 600 Index     945,394                   724,162              11,632,210     39,500      643,826
 Fund                                  11,208,962                        ------------             -----------
                                     ------------
                                     $286,828,237                        $317,330,196             $45,658,363
                                     ============                        ============             ===========
                             OCTOBER 31, 2005
                         ------------------------
                           SHARES         COST
                         ----------  --------------
 PRINCIPAL LIFETIME
 2010 FUND
 Bond & Mortgage         19,435,261   $209,346,982
 Securities Fund
 Disciplined LargeCap     4,448,198     59,126,355
 Blend Fund
 International Growth     2,875,036     24,828,090
 Fund
 LargeCap Growth Fund     3,751,639     23,276,642
 LargeCap Value Fund      1,613,031     16,544,957
 Money Market Fund       57,389,778     57,389,778
 Partners LargeCap        3,079,410     22,995,671
 Growth Fund II
 Partners LargeCap        2,442,562     29,118,884
 Value Fund
 Preferred Securities     5,106,444     55,634,143
 Fund
 Real Estate Securities   2,472,312     38,112,477
 Fund
 SmallCap S&P 600 Index   1,630,056
 Fund                                   22,199,920
                                      ------------
                                      $558,573,899
                                     =============



                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 2010 FUND
 Bond & Mortgage                $ 6,066,051              $     --                 $   68,056
 Securities Fund
 Disciplined LargeCap               231,468                 2,238                    142,091
 Blend Fund
 International Growth               956,836                85,220                  1,129,893
 Fund
 LargeCap Growth Fund                83,557                 1,560                         --
 LargeCap Value Fund                135,152                   744                    366,052
 Money Market Fund                1,107,179                    --                         --
 Partners LargeCap                  128,017                   869                    156,189
 Growth Fund II
 Partners LargeCap                  274,043                   891                    150,367
 Value Fund
 Preferred Securities             2,951,839                    --                         --
 Fund
 Real Estate Securities           1,992,337               (20,267)                 1,886,597
 Fund
 SmallCap S&P 600 Index                                     2,574                    194,373
 Fund                               223,673              --------                 ----------
                                -----------
                                $14,150,152              $ 73,829                 $4,093,618
                                ===========              ========                 ==========

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
4.

                             OCTOBER 31, 2004                PURCHASES                    SALES
                         ------------------------  -----------------------------  ----------------------
                           SHARES        COST        SHARES             COST       SHARES     PROCEEDS
                         ----------  ------------  ----------       ------------  ---------  -----------
 PRINCIPAL LIFETIME
 2020 FUND
 Bond & Mortgage         10,988,650  $118,088,738  12,648,349       $136,793,024    229,313  $ 2,473,285
 Securities Fund
 Disciplined LargeCap     5,761,231    73,507,288   5,953,023         83,345,780    110,123    1,565,101
 Blend Fund
 International Growth     4,329,740    35,321,876   4,608,035         48,919,093    555,057    5,841,047
 Fund
 LargeCap Growth Fund     4,571,416    26,801,270   4,336,958         29,121,076     80,101      548,067
 LargeCap Value Fund      1,901,005    18,352,838   1,903,073         21,318,768     33,406      383,218
 Partners LargeCap        3,658,200    26,139,597   3,676,619         29,554,330     66,904      548,068
 Growth Fund II
 Partners LargeCap        2,951,892    32,397,562   2,867,029         38,559,589    420,318    5,712,917
 Value Fund
 Partners SmallCap          824,452     5,670,095     325,666          2,757,872  1,150,118    9,547,199
 Growth Fund II
 Partners SmallCap               --            --   1,388,240         14,221,767      8,739       97,896
 Growth Fund III
 Preferred Securities     2,797,632    30,528,379   6,489,412         70,728,110     80,460      879,437
 Fund
 Real Estate Securities   2,436,780    34,539,448   2,363,125         45,831,935    535,218   10,782,550
 Fund
 SmallCap S&P 600 Index     768,943     9,505,824     671,256         10,745,655     11,828      196,593
 Fund
 SmallCap S&P Value         421,381                   469,751          7,910,045      7,768      138,096
 Fund                                   5,747,121                   ------------             -----------
                                     ------------
                                     $416,600,036                   $539,807,044             $38,713,474
                                     ============                   ============             ===========
                             OCTOBER 31, 2005
                         ------------------------
                           SHARES         COST
                         ----------  --------------
 PRINCIPAL LIFETIME
 2020 FUND
 Bond & Mortgage         23,407,686   $252,408,477
 Securities Fund
 Disciplined LargeCap    11,604,131    155,291,275
 Blend Fund
 International Growth     8,382,718     78,418,677
 Fund
 LargeCap Growth Fund     8,828,273     55,376,313
 LargeCap Value Fund      3,770,672     39,289,228
 Partners LargeCap        7,267,915     55,146,705
 Growth Fund II
 Partners LargeCap        5,398,603     65,269,034
 Value Fund
 Partners SmallCap               --             --
 Growth Fund II
 Partners SmallCap        1,379,501     14,123,951
 Growth Fund III
 Preferred Securities     9,206,584    100,377,052
 Fund
 Real Estate Securities   4,264,687     69,939,930
 Fund
 SmallCap S&P 600 Index   1,428,371     20,055,668
 Fund
 SmallCap S&P Value         883,364
 Fund                                   13,519,398
                                      ------------
                                      $919,215,708
                                      ============

Management Agreement and Transactions with Affiliates (Continued)

                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 2020 FUND
 Bond & Mortgage                $ 7,217,150              $       --               $   86,961
 Securities Fund
 Disciplined LargeCap               535,810                   3,308                  328,172
 Blend Fund
 International Growth             2,090,511                  18,755                2,467,085
 Fund
 LargeCap Growth Fund               180,827                   2,034                       --
 LargeCap Value Fund                291,150                     840                  786,542
 Partners LargeCap                  276,762                     846                  337,319
 Growth Fund II
 Partners LargeCap                  594,694                  24,800                  325,474
 Value Fund
 Partners SmallCap                       --               1,119,232                  194,836
 Growth Fund II
 Partners SmallCap                       --                      80                       --
 Growth Fund III
 Preferred Securities             4,646,105                      --                       --
 Fund
 Real Estate Securities           2,552,931                 351,097                2,038,105
 Fund
 SmallCap S&P 600 Index             185,854                     782                  161,399
 Fund
 SmallCap Value Fund                327,695                     328                  304,544
                                -----------              ----------               ----------
                                $18,899,489              $1,522,102               $7,030,437
                                ===========              ==========               ==========

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

4.

                            OCTOBER 31, 2004                  PURCHASES                      SALES
                         -----------------------  ---------------------------------  ----------------------
                          SHARES        COST       SHARES                  COST       SHARES     PROCEEDS
                         ---------  ------------  ---------            ------------  ---------  -----------
 PRINCIPAL LIFETIME
 2030 FUND
 Bond & Mortgage         7,531,248  $ 80,789,318  7,060,635            $ 76,339,383    335,449  $ 3,628,814
 Securities Fund
 Disciplined LargeCap    6,143,074    78,379,923  4,885,683              68,241,035    246,977    3,504,176
 Blend Fund
 International Growth    4,549,580    36,285,124  3,960,539              41,885,576    180,410    1,930,412
 Fund
 LargeCap Growth Fund    4,776,109    27,667,906  3,842,173              25,738,949    195,943    1,321,856
 LargeCap Value Fund     1,985,411    18,794,729  1,741,103              19,474,626     82,595      942,012
 Partners LargeCap       3,824,982    27,058,266  3,262,747              26,187,806    162,354    1,321,855
 Growth Fund II
 Partners LargeCap       3,091,710    33,371,717  2,509,364              33,687,917    124,557    1,701,699
 Value Fund
 Partners SmallCap         995,896     6,846,375    338,926               2,863,936  1,334,822   11,087,395
 Growth Fund II
 Partners SmallCap              --            --  1,488,248              15,200,571     11,090      124,639
 Growth Fund III
 Preferred Securities    1,814,697    19,736,699  2,271,708              24,728,400     92,613    1,016,264
 Fund
 Real Estate Securities  1,827,439    25,684,669  1,441,996              27,833,278     63,881    1,248,273
 Fund
 SmallCap S&P 600 Index    836,671    10,437,765    602,359               9,624,154     30,837      503,815
 Fund
 SmallCap Value Fund       509,545     6,872,546    460,441               7,732,486     20,755      356,651
                                    ------------                       ------------             -----------
                                    $371,925,037                       $379,538,117             $28,687,861
                                    ============                       ============             ===========
                             OCTOBER 31, 2005
                         ------------------------
                           SHARES         COST
                         ----------  --------------
 PRINCIPAL LIFETIME
 2030 FUND
 Bond & Mortgage         14,256,434   $153,499,887
 Securities Fund
 Disciplined LargeCap    10,781,780    143,142,365
 Blend Fund
 International Growth     8,329,709     76,252,298
 Fund
 LargeCap Growth Fund     8,422,339     52,089,696
 LargeCap Value Fund      3,643,919     37,333,574
 Partners LargeCap        6,925,375     51,926,059
 Growth Fund II
 Partners LargeCap        5,476,517     65,368,174
 Value Fund
 Partners SmallCap               --             --
 Growth Fund II
 Partners SmallCap        1,477,158     15,076,043
 Growth Fund III
 Preferred Securities     3,993,792     43,448,846
 Fund
 Real Estate Securities   3,205,554     52,271,121
 Fund
 SmallCap S&P 600 Index   1,408,193     19,560,669
 Fund
 SmallCap Value Fund        949,231     14,249,592
                                      ------------
                                      $724,218,324
                                      ============

Management Agreement and Transactions with Affiliates (Continued)

                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 2030 FUND
 Bond & Mortgage                $ 4,587,245              $       --               $   58,877
 Securities Fund
 Disciplined LargeCap               558,022                  25,583                  345,896
 Blend Fund
 International Growth             2,165,249                  12,010                2,563,570
 Fund
 LargeCap Growth Fund               184,174                   4,697                       --
 LargeCap Value Fund                296,533                   6,231                  811,984
 Partners LargeCap                  284,447                   1,842                  348,584
 Growth Fund II
 Partners LargeCap                  607,486                  10,239                  336,990
 Value Fund
 Partners SmallCap                       --               1,377,084                  232,726
 Growth Fund II
 Partners SmallCap                       --                     111                       --
 Growth Fund III
 Preferred Securities             2,433,713                      11                       --
 Fund
 Real Estate Securities           1,902,780                   1,447                1,513,110
 Fund
 SmallCap S&P 600 Index             199,298                   2,565                  173,685
 Fund
 SmallCap Value Fund                391,888                   1,211                  364,202
                                -----------              ----------               ----------
                                $13,610,835              $1,443,031               $6,749,624
                                ===========              ==========               ==========

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

                            OCTOBER 31, 2004                  PURCHASES                     SALES
                         -----------------------  ---------------------------------  --------------------
                          SHARES        COST       SHARES                  COST      SHARES    PROCEEDS
                         ---------  ------------  ---------            ------------  -------  -----------
 PRINCIPAL LIFETIME
 2040 FUND
 Bond & Mortgage         1,778,733  $ 19,079,171  2,573,407            $ 27,791,622  111,139  $ 1,206,188
 Securities Fund
 Disciplined LargeCap    2,574,878    32,854,633  2,808,066              39,253,263  150,574    2,087,135
 Blend Fund
 International Growth    1,881,539    15,361,201  2,223,697              23,507,380  332,579    3,638,835
 Fund
 LargeCap Growth Fund    2,046,940    11,977,055  2,324,453              15,585,296  121,679      806,071
 LargeCap Value Fund       832,956     8,024,721  1,049,386              11,751,291   50,878      564,988
 Partners LargeCap       1,618,539    11,535,465  1,954,947              15,722,791   98,654      798,338
 Growth Fund II
 Partners LargeCap       1,322,498    14,574,563  1,494,907              20,095,666   77,546    1,039,419
 Value Fund
 Partners SmallCap         454,565     3,198,432    213,636               1,810,280  668,201    5,553,409
 Growth Fund II
 Partners SmallCap              --            --    788,400               8,076,743    2,914       32,515
 Growth Fund III
 Preferred Securities      461,406     5,031,512    740,262               8,076,641   29,642      335,223
 Fund
 Real Estate Securities    423,737     6,204,648    453,973               8,788,140   21,382      412,562
 Fund
 SmallCap S&P 600 Index    355,694     4,474,562    396,785               6,352,737   20,187      320,882
 Fund
 SmallCap Value Fund       231,973     3,230,732    284,140               4,773,828   13,875      229,201
                                    ------------                       ------------           -----------
                                    $135,546,695                       $191,585,678           $17,024,766
                                    ============                       ============           ===========
                            OCTOBER 31, 2005
                         -----------------------
                          SHARES         COST
                         ---------  --------------
 PRINCIPAL LIFETIME
 2040 FUND
 Bond & Mortgage         4,241,001   $ 45,664,605
 Securities Fund
 Disciplined LargeCap    5,232,370     70,022,578
 Blend Fund
 International Growth    3,772,657     35,236,561
 Fund
 LargeCap Growth Fund    4,249,714     26,759,287
 LargeCap Value Fund     1,831,464     19,213,943
 Partners LargeCap       3,474,832     26,461,535
 Growth Fund II
 Partners LargeCap       2,739,859     33,631,127
 Value Fund
 Partners SmallCap              --             --
 Growth Fund II
 Partners SmallCap         785,486      8,044,251
 Growth Fund III
 Preferred Securities    1,172,026     12,773,416
 Fund
 Real Estate Securities    856,328     14,582,321
 Fund
 SmallCap S&P 600 Index    732,292     10,507,325
 Fund
 SmallCap Value Fund       502,238      7,776,068
                                     ------------
                                     $310,673,017
                                     ============



                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 2040 FUND
 Bond & Mortgage                 $1,222,756               $     --                $   14,273
 Securities Fund
 Disciplined LargeCap               242,738                  1,817                   148,601
 Blend Fund
 International Growth               919,715                  6,815                 1,085,419
 Fund
 LargeCap Growth Fund                82,082                  3,007                        --
 LargeCap Value Fund                129,353                  2,919                   349,149
 Partners LargeCap                  124,118                  1,617                   151,250
 Growth Fund II
 Partners LargeCap                  270,086                    317                   147,733
 Value Fund
 Partners SmallCap                       --                544,697                   108,780
 Growth Fund II
 Partners SmallCap                       --                     23                        --
 Growth Fund III
 Preferred Securities               675,811                    486                        --
 Fund
 Real Estate Securities             470,892                  2,095                   358,513
 Fund
 SmallCap S&P 600 Index              87,040                    908                    75,569
 Fund
 SmallCap Value Fund                182,605                    709                   169,704
                                 ----------               --------                ----------
                                 $4,407,196               $565,410                $2,608,991
                                 ==========               ========                ==========

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

                              OCTOBER 31, 2004                PURCHASES                     SALES            OCTOBER 31, 2005
                           ----------------------  --------------------------------  -------------------  -----------------------
                            SHARES       COST       SHARES                 COST      SHARES    PROCEEDS    SHARES         COST
                           ---------  -----------  ---------            -----------  -------  ----------  ---------  --------------
 PRINCIPAL LIFETIME 2050
 FUND
 Bond & Mortgage             443,902  $ 4,772,935    553,614            $ 5,988,674   33,346  $  360,891    964,170   $ 10,400,718
 Securities Fund
 Disciplined LargeCap      1,318,738   16,825,497  1,496,607             21,065,829   93,365   1,314,679  2,721,980     36,577,902
 Blend Fund
 International Growth      1,008,552    8,245,226  1,207,920             12,918,498   68,955     747,564  2,147,517     20,416,379
 Fund
 LargeCap Growth Fund      1,050,799    6,152,691  1,164,175              7,885,775   72,147     492,242  2,142,827     13,546,588
 LargeCap Value Fund         435,024    4,188,739    502,412              5,656,647   30,058     338,394    907,378      9,507,254
 Partners LargeCap Growth    832,341    5,924,824    986,338              7,959,733   60,875     491,423  1,757,804     13,393,414
 Fund II
 Partners LargeCap Value     675,921    7,393,247    774,422             10,462,298   47,753     645,271  1,402,590     17,210,688
 Fund
 Partners SmallCap Growth    251,215    1,799,880    102,820                872,811  354,035   2,938,947         --             --
 Fund II
 Partners SmallCap Growth         --           --    442,198              4,550,587   11,603     125,068    430,595      4,425,560
 Fund III
 Preferred Securities        122,220    1,337,689    220,536              2,402,383   13,470     146,471    329,286      3,593,601
 Fund
 Real Estate Securities       87,866    1,247,921     92,312              1,805,209    5,200     103,112    174,978      2,950,200
 Fund
 SmallCap S&P 600 Index      187,691    2,383,317    207,885              3,357,638   12,754     206,224    382,822      5,534,986
 Fund
 SmallCap Value Fund         128,606    1,794,848    156,089              2,646,299    9,074     154,669    275,621      4,286,706
                                      -----------                       -----------           ----------              ------------
                                      $62,066,814                       $87,572,381           $8,064,955              $141,843,996
                                      ===========                       ===========           ==========              ============



                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 2050 FUND
 Bond & Mortgage                 $  289,848               $     --                $    3,477
 Securities Fund
 Disciplined LargeCap               121,563                  1,255                    74,340
 Blend Fund
 International Growth               482,310                    219                   568,974
 Fund
 LargeCap Growth Fund                41,200                    364                        --
 LargeCap Value Fund                 66,054                    262                   178,135
 Partners LargeCap                   62,367                    280                    75,959
 Growth Fund II
 Partners LargeCap                  135,010                    414                    73,764
 Value Fund
 Partners SmallCap                       --                266,256                    58,766
 Growth Fund II
 Partners SmallCap                       --                     41                        --
 Growth Fund III
 Preferred Securities               178,778                     --                        --
 Fund
 Real Estate Securities              95,511                    182                    72,840
 Fund
 SmallCap S&P 600 Index              44,927                    255                    38,998
 Fund
 SmallCap Value Fund                 99,004                    228                    92,010
                                 ----------               --------                ----------
                                 $1,616,572               $269,756                $1,237,263
                                 ==========               ========                ==========

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

                             OCTOBER 31, 2004                  PURCHASES                        SALES
                         ------------------------  ----------------------------------  -----------------------
                           SHARES        COST        SHARES                  COST        SHARES     PROCEEDS
                         ----------  ------------  ----------            ------------  ----------  -----------
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND
 Bond & Mortgage          4,558,426  $ 48,976,413   7,615,152            $ 82,386,188   2,425,440  $26,212,930
 Securities Fund
 Disciplined LargeCap       571,724     7,292,594     748,957              10,494,615     266,929    3,770,303
 Blend Fund
 International Growth       487,961     3,653,327     667,464               7,131,366     212,910    2,399,284
 Fund
 LargeCap Growth Fund       497,798     2,791,131     640,793               4,317,297     226,042    1,551,095
 LargeCap Value Fund        202,793     1,897,590     279,748               3,141,693      96,439    1,096,814
 Money Market Fund       27,557,270    27,557,270  53,406,828              53,406,828  15,855,073   15,855,073
 Partners LargeCap          380,318     2,569,790     530,628               4,282,339     190,364    1,533,697
 Growth Fund II
 Partners LargeCap          312,026     3,291,984     414,634               5,584,995     146,604    1,987,977
 Value Fund
 Preferred Securities       914,936     9,962,125   2,439,262              26,654,537     634,309    6,931,670
 Fund
 Real Estate Securities   1,383,177    20,453,590   1,114,957              21,300,276   1,640,864   30,252,872
 Fund
 SmallCap S&P Index         188,361                   240,067               3,869,303      83,938    1,371,019
 Fund                                   2,043,733                        ------------              -----------
                                     ------------
                                     $130,489,547                        $222,569,437              $92,962,734
                                     ============                        ============              ===========
                             OCTOBER 31, 2005
                         ------------------------
                           SHARES         COST
                         ----------  --------------
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND
 Bond & Mortgage          9,748,138   $105,151,433
 Securities Fund
 Disciplined LargeCap     1,053,752     14,018,503
 Blend Fund
 International Growth       942,515      8,406,137
 Fund
 LargeCap Growth Fund       912,549      5,560,139
 LargeCap Value Fund        386,102      3,942,799
 Money Market Fund       65,109,025     65,109,025
 Partners LargeCap          720,582      5,321,240
 Growth Fund II
 Partners LargeCap          580,056      6,888,820
 Value Fund
 Preferred Securities     2,719,889     29,688,194
 Fund
 Real Estate Securities     857,270     12,704,880
 Fund
 SmallCap S&P Index         344,490
 Fund                                    4,544,094
                                      ------------
                                      $261,335,264
                                      ============


                         INCOME DISTRIBUTIONS FROM   REALIZED GAIN/LOSS       REALIZED GAIN FROM
                         OTHER INVESTMENT COMPANIES    ON INVESTMENTS     OTHER INVESTMENT COMPANIES
                         --------------------------  ------------------  ----------------------------
 PRINCIPAL LIFETIME
 STRATEGIC
 INCOME FUND
 Bond & Mortgage                 $3,226,978             $    1,762                $   35,533
 Securities Fund
 Disciplined LargeCap                52,638                  1,597                    32,068
 Blend Fund
 International Growth               232,681                 20,728                   274,197
 Fund
 LargeCap Growth Fund                19,502                  2,806                        --
 LargeCap Value Fund                 30,760                    330                    82,597
 Money Market Fund                1,317,882                     --                        --
 Partners LargeCap                   28,404                  2,808                    34,534
 Growth Fund II
 Partners LargeCap                   62,264                   (182)                   33,871
 Value Fund
 Preferred Securities             1,578,515                  3,202                        --
 Fund
 Real Estate Securities           1,020,190              1,203,886                 1,084,414
 Fund
 SmallCap S&P 600 Index                                      2,077                    38,955
 Fund                                44,928             ----------                ----------
                                 ----------
                                 $7,614,742             $1,239,014                $1,616,169
                                 ==========             ==========                ========




AFFILIATED BROKERAGE COMMISSIONS. . With respect to Equity Income Fund and Preferred Securities Fund, $16,457 and $191,079 of brokerage commissions were paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the periods ended October 31, 2005. Brokerage commissions were paid to affiliates of sub-advisors as follows:

                                                           PERIODS ENDED
                                                          OCTOBER 31, 2005
                                                    ----------------------------
 Partners LargeCap Blend Fund I                               $  1,595
 Partners LargeCap Growth Fund II                               14,155
 Partners LargeCap Value Fund                                  590,920
 Partners MidCap Value Fund                                    109,283
 Partners SmallCap Growth Fund II                                7,589

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

5.  INVESTMENT TRANSACTIONS

For the periods ended October 31, 2005, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows:

                           PURCHASES         SALES                                PURCHASES        SALES
                         --------------  --------------                          ------------  --------------
 Bond & Mortgage         $2,527,797,382  $1,829,483,859  Partners MidCap Growth  $545,699,019   $291,790,114
 Securities Fund                                         Fund
 Disciplined LargeCap       565,261,836     324,587,136  Partners MidCap Growth   255,519,741    167,384,124
 Blend Fund                                              Fund I
 Diversified                385,845,153     315,824,399  Partners MidCap Value    579,276,689    367,940,122
 International Fund                                      Fund
 Equity Income Fund          94,838,961      81,645,796  Partners SmallCap        269,994,757    192,021,668
                                                         Growth Fund II
 Government & High          721,176,552     693,206,407  Preferred Securities     192,500,373     48,107,726
 Quality Bond Fund                                       Fund
 Inflation Protection        26,591,299       5,458,055  Principal LifeTime       317,330,196     45,658,363
 Fund                                                    2010 Fund
 International Emerging     195,521,638     129,033,506  Principal LifeTime       539,807,044     38,713,474
 Markets Fund                                            2020 Fund
 LargeCap Growth Fund       463,391,307     351,643,406  Principal LifeTime       379,538,117     28,687,861
                                                         2030 Fund
 LargeCap S&P 500 Index     167,363,084      67,451,111  Principal LifeTime       191,585,678     17,024,766
 Fund                                                    2040 Fund
 LargeCap Value Fund        365,352,240     305,092,219  Principal LifeTime        87,572,381      8,064,955
                                                         2050 Fund
 MidCap Blend Fund          214,650,858     169,747,399  Principal LifeTime       222,569,437     92,962,734
                                                         Strategic Income Fund
 Partners LargeCap          441,030,600     342,537,583  Real Estate Securities   309,898,847    140,181,374
 Blend Fund                                              Fund
 Partners LargeCap           63,843,908      58,955,534  Short-Term Bond Fund      86,768,111     60,498,293
 Blend Fund I
 Partners LargeCap          595,038,256     517,650,382  SmallCap Blend Fund      211,043,477    174,787,793
 Growth Fund I
 Partners LargeCap        1,009,714,590     494,705,387  SmallCap Value Fund      153,699,388    111,890,734
 Growth Fund II
 Partners LargeCap          623,088,069     419,292,135  Tax-Exempt Bond Fund      90,166,549    103,505,883
 Value Fund




For the periods ended October 31, 2005, the cost of U.S. government securities purchased and proceeds from U.S government securities sold (not including short-term investments) by the Funds were as follows:

                                           PURCHASES       SALES
                                          ------------  -----------
 Bond & Mortgage Securities Fund          $244,771,464  $76,256,034
 Government & High Quality Bond Fund        80,969,147   68,465,295
 Inflation Protection Fund                  92,126,236   16,156,452
 Short-Term Bond Fund                       12,335,955    5,323,279


The Funds may trade portfolio securities on a "to-be-announced" ("TBA") or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The securities purchased on a TBA or when-issued basis are identified as such in the Funds' schedules of investments.



FOREIGN CURRENCY CONTRACTS. . At October 31, 2005, certain of the Funds owned forward contracts to sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following summarized the terms of the outstanding foreign currency contracts at October 31, 2005:

                                                                                                   NET UNREALIZED
                      FOREIGN CURRENCY    DELIVERY   CONTRACTS TO                                   APPRECIATION
                       SALE CONTRACTS       DATE        DELIVER     IN EXCHANGE FOR     VALUE      (DEPRECIATION)
                      -----------------   --------   -------------  ---------------  -----------  ----------------
  Partners LargeCap   Danish Kroner      11/30/2005   17,592,425      $ 2,868,673    $ 2,828,560      $ 40,113
      Growth Fund II  Swiss Franc        11/30/2005   14,871,450       11,690,381     11,553,512       136,869

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
6.  FEDERAL TAX INFORMATION


DISTRIBUTIONS TO SHAREHOLDERS . The federal income tax character of distributions paid for years ended October 31, 2005 and October 31, 2004 were as follows:

                             ORDINARY INCOME       LONG-TERM CAPITAL GAIN     SECTION 1250 GAINS
                             -------------         -------------             -------------------
                            2005         2004         2005         2004             2005
                            ----         ----         ----         ----             ----
 Bond & Mortgage         $35,672,708  $16,808,487  $   455,445  $       --        $     --
 Securities Fund
 Disciplined LargeCap      1,755,658      389,577    1,078,106          --              --
 Blend Fund
 Diversified                 542,750      128,116    2,442,645          --              --
 International Fund
 Equity Income Fund        3,249,362    2,609,339           --          --              --
 Government & High         6,921,202    3,605,302           --          --              --
 Quality Bond Fund
 Inflation Protection      1,985,062          N/A           --         N/A              --
 Fund
 International Emerging      711,230       64,944    2,217,989          --              --
 Markets Fund
 LargeCap Growth Fund        875,012       79,529           --          --              --
 LargeCap S&P 500 Index    8,403,618    3,239,102   36,116,133          --              --
 Fund
 LargeCap Value Fund       1,684,432      871,058    4,668,645          --              --
 MidCap Blend Fund         1,058,546      275,575    5,658,959      47,952              --
 Money Market Fund         9,523,257      556,812           --          --              --
 Partners LargeCap        13,126,112    3,164,573   26,917,022          --              --
 Blend Fund
 Partners LargeCap           250,214       65,662      155,099          --              --
 Blend Fund I
 Partners LargeCap         4,003,726    1,425,794           --          --              --
 Growth Fund I
 Partners LargeCap         2,049,022           --    2,537,967          --              --
 Growth Fund II
 Partners LargeCap        19,530,352   14,669,548   11,048,831          --              --
 Value Fund
 Partners MidCap Growth           --           --           --          --              --
 Fund
 Partners MidCap Growth           --           --           --          --              --
 Fund I
 Partners MidCap Value     7,542,069      836,373   12,831,313     695,569              --
 Fund
 Partners SmallCap                --      917,864    8,154,974     126,441              --
 Growth Fund II
 Preferred Securities     23,146,412    5,276,669           --          --              --
 Fund
 Principal LifeTime        7,200,905    2,644,888    2,977,300          --              --
 2010 Fund
 Principal LifeTime       10,481,044    3,581,659    3,733,153          --              --
 2020 Fund
 Principal LifeTime        8,436,301    2,830,516    3,233,115          --              --
 2030 Fund
 Principal LifeTime        2,848,809      802,514    1,164,002          --              --
 2040 Fund
 Principal LifeTime        1,194,054      390,571      481,480          --              --
 2050 Fund
 Principal LifeTime        3,532,082    1,083,894    1,302,819          --              --
 Strategic Income Fund
 Real Estate Securities   21,267,377    5,388,584   17,976,852   1,288,012         601,122
 Fund
 Short-Term Bond Fund      3,319,150    1,164,013           --     154,375              --
 SmallCap Blend Fund         766,547           --    5,587,089     151,007              --
 SmallCap Value Fund       2,831,702      640,936    2,631,647     257,409              --
 Tax-Exempt Bond Fund*     6,078,083    6,511,831    5,469,170     460,444              --


*Ordinary income distributions include tax-exempt income distributions of $6,078,083 and $6,487,192 for 2005 and 2004, respectively.

The acquisitions of Principal Equity Income Fund, Inc. and Principal Tax-Exempt Bond Fund, Inc. by Equity Income Fund and Tax-Exempt Bond Fund, respectively, constitute reorganizations under Internal Revenue Code Section 368(a)(1)(F). Distributions shown include the respective Acquired Fund distributions prior to the reorganizations.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

6. FEDERAL TAX INFORMATION (CONTINUED)



DISTRIBUTABLE EARNINGS. . As of October 31, 2005, the components of distributable earnings on a federal tax basis were as follows:

                          UNDISTRIBUTED         UNDISTRIBUTED          UNDISTRIBUTED
                          ORDINARY INCOME  LONG-TERM CAPITAL GAINS   SECTION 1250 GAINS
                         ----------------  -----------------------   ------------------
 Bond & Mortgage
 Securities Fund           $    12,402           $        --              $     --
 Disciplined LargeCap
 Blend Fund*                11,727,976             1,016,419                    --
 Diversified
 International Fund*         8,069,902            14,542,257                    --
 Equity Income Fund             93,831                    --                    --
 Government & High
 Quality Bond Fund*             58,428                    --                    --
 Inflation Protection
 Fund                           94,423                    --                    --
 International Emerging
 Markets Fund               12,119,201             3,494,916                    --
 LargeCap Growth Fund          149,463                    --                    --
 LargeCap S&P 500 Index
 Fund*                       5,652,039             3,072,689                    --
 LargeCap Value Fund        10,948,958             6,476,402                    --
 MidCap Blend Fund           3,309,852            35,717,517                    --
 Partners LargeCap
 Blend Fund                 18,702,405            19,728,511                    --
 Partners LargeCap
 Blend Fund I*                 339,194               738,689                    --
 Partners LargeCap
 Growth Fund I*             15,633,542            20,740,653                    --
 Partners LargeCap
 Growth Fund II              5,498,903             4,227,608                    --
 Partners LargeCap
 Value Fund                 19,206,575            63,958,830                    --
 Partners MidCap Growth
 Fund*                              --             3,001,359                    --
 Partners MidCap Growth
 Fund I                      9,209,401             6,277,562                    --
 Partners MidCap Value
 Fund                       10,494,134            38,223,499                    --
 Partners SmallCap
 Growth Fund II*             1,183,659            24,138,901                    --
 Preferred Securities
 Fund                        1,479,278                    --                    --
 Principal LifeTime
 2010 Fund                   7,485,578             4,167,446                    --
 Principal LifeTime
 2020 Fund                   8,799,561             8,089,124                    --
 Principal LifeTime
 2030 Fund                   4,544,049             8,046,034                    --
 Principal LifeTime
 2040 Fund                   1,090,960             3,102,070                    --
 Principal LifeTime
 2050 Fund                     182,799             1,485,915                    --
 Principal LifeTime
 Strategic Income Fund       5,619,338             1,954,072                    --
 Real Estate Securities
 Fund                        3,753,821            20,751,708               541,583
 Short-Term Bond Fund          219,188                    --                    --
 SmallCap Blend Fund*        2,006,268            14,846,401                    --
 SmallCap Value Fund         7,022,713             2,185,407                    --
 Tax-Exempt Bond Fund**          8,909                    --                    --


* Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

** Undistributed ordinary income is tax-exempt income.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION (CONTINUED)


CAPITAL LOSS CARRYFORWARDS . Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2005, the Funds had approximate net capital loss carryforwards as follows:

                                                         NET CAPITAL LOSS CARRYFORWARD EXPIRING IN:

                          2006       2007        2008         2009         2010         2011         2012        2013
                          ----       ----        ----         ----         ----         ----         ----        ----
 Bond & Mortgage         $    --  $3,213,000  $ 4,778,000  $ 1,281,000  $        --  $        --  $       --  $2,386,000
 Securities Fund
 Disciplined LargeCap         --          --           --    3,136,000           --           --          --          --
 Blend Fund
 Diversified                  --          --      661,000   20,633,000    9,711,000      743,000       1,000          --
 International Fund
 Equity Income Fund           --          --           --           --   12,654,000    3,744,000          --          --
 Government & High            --      84,000           --    1,636,000    2,118,000    3,143,000     524,000   1,535,000
 Quality
   Bond Fund
 LargeCap Growth Fund         --          --   52,050,000   97,721,000    2,654,000   15,679,000          --          --
 LargeCap S&P 500 Index       --          --           --    1,245,000           --           --          --          --
 Fund
 Partners LargeCap            --          --           --           --   17,073,000      265,000          --          --
 Blend Fund I
 Partners LargeCap            --          --    3,739,000    7,931,000           --      115,000     296,000          --
 Growth Fund I
 Partners MidCap Growth       --          --    2,735,000    5,808,000      311,000           --          --          --
 Fund
 Partners SmallCap            --          --      918,000    1,435,000           --           --          --          --
 Growth Fund II
 Preferred Securities         --          --           --           --           --           --   3,453,000     716,000
 Fund
 Short-Term Bond Fund     32,000     264,000      197,000      894,000           --    1,572,000   2,029,000   1,150,000
 SmallCap Blend Fund          --          --           --    1,649,000           --           --          --          --

                             ANNUAL
                          LIMITATIONS*
                          ------------
 Bond & Mortgage           $  902,000
 Securities Fund
 Disciplined LargeCap       3,136,000
 Blend Fund
 Diversified                  963,000
 International Fund
 Equity Income Fund                --
 Government & High          2,167,000
 Quality
   Bond Fund
 LargeCap Growth Fund         548,000
 LargeCap S&P 500 Index     1,245,000
 Fund
 Partners LargeCap          1,067,000
 Blend Fund I
 Partners LargeCap          2,763,000
 Growth Fund I
 Partners MidCap Growth     1,811,000
 Fund
 Partners SmallCap            306,000
 Growth Fund II
 Preferred Securities              --
 Fund
 Short-Term Bond Fund         812,000
 SmallCap Blend Fund        1,649,000



*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund's losses have been subjected to an annual limitation.

                            SCHEDULE OF INVESTMENTS
                        BOND & MORTGAGE SECURITIES FUND

                                OCTOBER 31, 2005

                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (75.70%)
ADVERTISING AGENCIES (0.05%)
 Interpublic Group
                                                                    $                       $
  6.25%; 11/15/14                                                        400,000                   353,500
  7.25%; 08/15/11                                                        500,000                   487,500
                                                                                                   841,000
ADVERTISING SERVICES (0.01%)
 Advanstar Communications
  10.75%; 08/15/10                                                       110,000                   121,825
AEROSPACE & DEFENSE (0.11%)
 Northrop Grumman
  7.00%; 03/01/06                                                        520,000                   524,299
  7.75%; 02/15/31                                                        100,000                   125,732
 Raytheon
  6.55%; 03/15/10                                                        770,000                   810,547
                                                                                                 1,460,578
AEROSPACE & DEFENSE EQUIPMENT (0.13%)
 GenCorp
  9.50%; 08/15/13                                                        228,000                   249,090
 Lockheed Martin
  7.65%; 05/01/16                                                        250,000                   296,938
 Sequa
  9.00%; 08/01/09                                                        600,000                   622,500
 TransDigm
  8.38%; 07/15/11                                                        585,000                   608,400
                                                                                                 1,776,928
AGRICULTURAL OPERATIONS (0.36%)
 Bunge Limited Finance
  4.38%; 12/15/08                                                      3,614,000                 3,544,824
  5.10%; 07/15/15 /1/                                                  1,000,000                   960,980
  5.88%; 05/15/13                                                        305,000                   313,557
                                                                                                 4,819,361
AIRLINES (0.08%)
 Northwest Airlines
  7.58%; 09/01/20                                                        227,834                   226,460
 Southwest Airlines
  5.10%; 05/01/06                                                        200,542                   200,636
  5.50%; 11/01/06                                                        650,000                   654,428
                                                                                                 1,081,524
APPAREL MANUFACTURERS (0.05%)
 Phillips-Van Heusen
  7.75%; 11/15/23                                                        475,000                   496,375
  8.13%; 05/01/13                                                        125,000                   130,938
                                                                                                   627,313
ASSET BACKED SECURITIES (8.50%)
 Adjustable Rate Mortgage Trust
  4.61%; 02/25/35 /2/                                                  2,000,000                 2,012,778
  5.13%; 11/25/35                                                      1,600,000                 1,577,461
 Bear Stearns Asset Backed Securities
  4.28%; 02/25/35 /2/                                                  3,125,000                 3,127,169
  4.49%; 11/30/35 /2/ /3/ /4/                                          8,075,000                 8,075,000
  4.64%; 03/25/34 /2/                                                  1,515,000                 1,514,936
 Chase Funding Mortgage Loan Asset Backed Certificates
  4.33%; 09/25/33 /2/                                                  1,123,792                 1,125,568
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ASSET BACKED SECURITIES (CONTINUED)
 Chase Funding Mortgage Loan Asset Backed Certificates
  (continued)
                                                                    $                       $
  4.54%; 09/25/33 /2/                                                  1,215,000                 1,216,092
 Countrywide Asset Backed Certificates
  3.61%; 04/25/30                                                        180,431                   179,784
  4.17%; 11/25/35 /2/                                                  4,664,744                 4,664,571
  4.32%; 09/25/33 /2/                                                  2,725,000                 2,728,540
  4.32%; 11/25/35                                                      2,325,000                 2,325,367
  4.35%; 10/28/35 /2/ /3/                                              6,000,000                 6,000,000
  4.36%; 08/25/32 /2/                                                    610,507                   610,911
  4.41%; 10/25/32 /2/                                                  1,292,366                 1,294,873
  4.56%; 06/25/35 /2/                                                  2,800,000                 2,807,986
  4.70%; 12/25/35 /2/                                                  2,600,000                 2,604,724
 Countrywide Home Equity
  Loan Trust
  4.12%; 12/15/35 /2/ /3/                                              4,475,000                 4,475,000
 Financial Asset Securities Corp. AAA Trust
  4.33%; 02/27/35 /1/ /2/                                              1,500,000                 1,500,831
 HSI Asset Securitization Corp Trust
  4.17%; 07/25/35 /2/                                                  6,342,259                 6,343,084
  4.22%; 08/25/35 /2/                                                  5,025,000                 5,024,804
 Indymac Residential Asset
  Backed Trust
  4.28%; 08/25/35 /2/                                                  3,500,000                 3,501,571
 Master Asset Backed
  Securities Trust
  4.27%; 12/25/34 /2/                                                  2,750,000                 2,752,695
 Morgan Stanley ABS Capital I
  4.14%; 07/25/35 /2/                                                  2,271,997                 2,272,119
  4.15%; 08/25/35 /2/                                                  4,669,919                 4,669,742
  4.26%; 12/25/34 /2/                                                  5,975,000                 5,981,393
  4.30%; 07/25/35 /2/                                                  1,800,000                 1,800,913
  4.32%; 09/25/35 /2/ /3/                                              5,500,000                 5,500,000
  4.91%; 12/25/34 /2/                                                  1,500,000                 1,507,398
 MSDWCC Heloc Trust
  4.23%; 07/25/17 /2/                                                  2,066,076                 2,066,353
 Nomura Asset Acceptance
  4.27%; 06/25/35 /2/                                                  2,195,970                 2,195,886
  4.39%; 02/25/35 /2/                                                  2,277,869                 2,284,773
 Ownit Mortgage Loan Asset
  Backed Certificates
  4.37%; 08/25/36 /2/ /3/                                              3,887,000                 3,887,000
 Popular Asset Backed Securities Mortgage Pass-Through Trust
  4.20%; 11/25/35 /2/ /3/                                              3,355,000                 3,355,000
 Residential Asset Mortgage Products
  4.27%; 12/25/34 /2/                                                  1,525,000                 1,526,992
  4.31%; 07/25/35 /2/                                                  3,000,000                 3,002,205
 SACO I Trust
  4.31%; 04/25/35 /2/                                                  3,062,843                 3,062,727
 Securitized Asset Backed Receivables Trust
  4.27%; 03/25/35 /2/                                                  2,135,000                 2,133,886
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ASSET BACKED SECURITIES (CONTINUED)
 Structured Asset Securities
                                                                    $                       $
  4.26%; 03/25/35 /2/                                                  2,725,000                 2,726,346
                                                                                               113,436,478
AUTO FLOOR PLAN ASSET BACKED SECURITIES (0.05%)
 CNH Wholesale Master Note Trust
  4.37%; 06/15/11 /2/                                                    650,000                   649,944
AUTO-CARS & LIGHT TRUCKS (0.68%)
 DaimlerChrysler Holding
  4.03%; 03/07/07 /2/                                                  2,000,000                 1,996,464
  4.31%; 09/10/07 /2/                                                  1,200,000                 1,202,910
  4.75%; 08/08/06 /2/                                                  1,900,000                 1,912,259
  4.75%; 01/15/08                                                         75,000                    74,221
  4.88%; 06/15/10                                                      2,000,000                 1,939,224
  7.25%; 01/18/06                                                        775,000                   779,132
 Nissan Motor Acceptance
  4.63%; 03/08/10 /1/                                                  1,150,000                 1,118,833
                                                                                                 9,023,043
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.17%)
 Navistar International
  6.25%; 03/01/12                                                        400,000                   359,000
  9.38%; 06/01/06                                                      1,925,000                 1,958,687
                                                                                                 2,317,687
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.16%)
 ArvinMeritor
  8.75%; 03/01/12                                                        375,000                   351,562
 Polypore International
  0.00%; 10/01/12 /2/ /5/                                                225,000                   115,875
 Stanadyne
  10.00%; 08/15/14                                                       375,000                   365,625
 Tenneco Automotive
  10.25%; 07/15/13                                                       500,000                   540,000
 TRW Automotive
  9.38%; 02/15/13                                                        300,000                   322,500
 United Components
  9.38%; 06/15/13                                                        500,000                   500,000
                                                                                                 2,195,562
AUTOMOBILE SEQUENTIAL (0.55%)
 Capital Auto Receivables Asset Trust
  3.92%; 11/16/09                                                      2,000,000                 1,947,534
  4.34%; 06/15/10 /2/                                                  1,070,000                 1,076,035
 Ford Credit Auto Owner Trust
  3.88%; 01/15/10                                                      2,675,000                 2,599,774
 M&I Auto Loan Trust
  3.04%; 10/20/08                                                        201,125                   199,955
 WFS Financial Owner Trust
  4.50%; 05/17/13                                                      1,600,000                 1,571,961
                                                                                                 7,395,259
BEVERAGES-NON-ALCOHOLIC (0.03%)
 Bottling Group
  4.63%; 11/15/12                                                        110,000                   107,567
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BEVERAGES-NON-ALCOHOLIC (CONTINUED)
 Coca-Cola HBC Finance
                                                                    $                       $
  5.13%; 09/17/13                                                        345,000                   343,210
                                                                                                   450,777
BEVERAGES-WINE & SPIRITS (0.15%)
 Diageo Capital
  3.38%; 03/20/08                                                        200,000                   193,422
  4.26%; 04/20/07 /2/                                                  1,800,000                 1,799,463
                                                                                                 1,992,885
BREWERY (0.49%)
 Cia Brasileira de Bebidas
  8.75%; 09/15/13                                                        685,000                   801,450
  10.50%; 12/15/11                                                     1,175,000                 1,448,187
 Coors Brewing
  6.38%; 05/15/12                                                        650,000                   686,089
 FBG Finance
  5.13%; 06/15/15 /1/                                                  2,250,000                 2,173,000
 Miller Brewing
  5.50%; 08/15/13 /1/                                                  1,350,000                 1,360,791
                                                                                                 6,469,517
BROADCASTING SERVICES & PROGRAMMING (0.02%)
 Grupo Televisa
  8.50%; 03/11/32                                                        260,000                   299,150
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.52%)
 Associated Materials
  0.00%; 03/01/14 /2/ /5/                                                710,000                   333,700
 CRH America
  5.30%; 10/15/13                                                        135,000                   134,234
  6.40%; 10/15/33                                                        345,000                   367,973
  6.95%; 03/15/12                                                      1,200,000                 1,300,924
 Interline Brands
  11.50%; 05/15/11                                                       600,000                   666,000
 MacMillan Bloedel
  6.75%; 02/15/06                                                      2,735,000                 2,749,698
 Masco
  4.05%; 03/09/07 /1/ /2/                                              1,400,000                 1,403,122
                                                                                                 6,955,651
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.03%)
 Dycom Industries
  8.13%; 10/15/15 /1/                                                    400,000                   401,000
BUILDING PRODUCTS-AIR & HEATING (0.02%)
 York International
  6.63%; 08/15/06                                                        235,000                   237,580
BUILDING PRODUCTS-WOOD (0.05%)
 Ainsworth Lumber
  6.75%; 03/15/14                                                        175,000                   149,625
  7.25%; 10/01/12                                                        300,000                   270,750
 Celulosa Arauco y Constitucion
  5.13%; 07/09/13                                                        205,000                   195,658
                                                                                                   616,033
BUILDING-RESIDENTIAL & COMMERCIAL (0.09%)
 Beazer Homes
  8.38%; 04/15/12                                                        800,000                   817,000
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BUILDING-RESIDENTIAL & COMMERCIAL (CONTINUED)
 KB Home
                                                                    $                       $
  7.75%; 02/01/10                                                        340,000                   348,059
                                                                                                 1,165,059
CABLE TV (0.76%)
 Charter Communications
  8.38%; 04/30/14 /1/                                                    650,000                   651,625
 Comcast
  5.50%; 03/15/11                                                      2,070,000                 2,072,039
  7.05%; 03/15/33                                                        500,000                   534,570
 Comcast Cable Communications
  8.38%; 05/01/07                                                        500,000                   524,258
 Cox Communications
  4.63%; 01/15/10                                                        805,000                   776,797
  4.63%; 06/01/13                                                        355,000                   329,629
  5.50%; 10/01/15                                                        165,000                   160,211
  6.75%; 03/15/11                                                        305,000                   320,107
  7.13%; 10/01/12                                                      2,050,000                 2,195,788
 CSC Holdings
  7.25%; 07/15/08                                                        350,000                   353,500
 EchoStar DBS
  6.63%; 10/01/14                                                      1,050,000                 1,018,500
  9.13%; 01/15/09                                                        504,000                   529,200
 Kabel Deutschland
  10.63%; 07/01/14 /1/                                                   650,000                   699,562
                                                                                                10,165,786
CASINO HOTELS (0.46%)
 Harrah's Operating
  5.50%; 07/01/10                                                      1,060,000                 1,052,619
  5.63%; 06/01/15 /1/                                                    860,000                   825,232
  5.75%; 10/01/17 /1/                                                  1,290,000                 1,220,748
 Mandalay Resort Group
  6.45%; 02/01/06                                                      1,525,000                 1,528,812
 MGM Mirage
  6.63%; 07/15/15 /1/                                                    700,000                   679,000
 Station Casinos
  6.88%; 03/01/16                                                        350,000                   352,625
 Turning Stone Casino Resort Enterprise
  9.13%; 12/15/10 /1/                                                    400,000                   412,000
                                                                                                 6,071,036
CELLULAR TELECOMMUNICATIONS (1.08%)
 America Movil
  4.84%; 04/27/07 /2/                                                  1,700,000                 1,703,400
  5.50%; 03/01/14                                                      1,520,000                 1,471,580
  5.75%; 01/15/15                                                        600,000                   589,036
  6.38%; 03/01/35                                                        800,000                   750,212
 AT&T Wireless Services
  8.13%; 05/01/12                                                      1,545,000                 1,776,795
  8.75%; 03/01/31                                                        525,000                   684,627
 Nextel Communications
  5.95%; 03/15/14                                                      2,875,000                 2,883,959
 Rural Cellular
  8.25%; 03/15/12                                                        275,000                   286,000
 Telus
  7.50%; 06/01/07                                                      1,860,000                 1,931,431
  8.00%; 06/01/11                                                        825,000                   927,704
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CELLULAR TELECOMMUNICATIONS (CONTINUED)
 Verizon Wireless Capital
                                                                    $                       $
  5.38%; 12/15/06                                                      1,395,000                 1,402,698
                                                                                                14,407,442
CHEMICALS-DIVERSIFIED (0.24%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                                        240,000                   241,107
  7.00%; 03/15/11                                                        920,000                   985,734
 ICI Wilmington I
  5.63%; 12/01/13                                                        875,000                   867,409
 Lyondell Chemical
  9.50%; 12/15/08                                                        770,000                   806,575
 NOVA Chemicals
  7.56%; 11/15/13 /1/ /2/                                                350,000                   353,500
                                                                                                 3,254,325
CHEMICALS-SPECIALTY (0.17%)
 Hercules
  6.75%; 10/15/29                                                        400,000                   386,000
 Nalco
  8.88%; 11/15/13                                                        425,000                   434,031
 OM Group
  9.25%; 12/15/11                                                        400,000                   385,000
 Rhodia
  7.63%; 06/01/10                                                        600,000                   580,500
 Westlake Chemical
  8.75%; 07/15/11                                                        452,000                   483,640
                                                                                                 2,269,171
COAL (0.06%)
 Alpha Natural Resources
  10.25%; 06/01/12                                                       710,000                   781,000
COATINGS & PAINT (0.07%)
 Resolution Performance Products
  8.00%; 12/15/09                                                        400,000                   407,000
 Valspar
  6.00%; 05/01/07                                                        465,000                   470,738
                                                                                                   877,738
COMMERCIAL BANKS (0.77%)
 American Express Centurion Bank
  4.09%; 07/19/07 /2/                                                  2,000,000                 2,002,560
 HSBC Holdings
  5.25%; 12/12/12                                                        100,000                    99,916
 Key Bank
  3.77%; 08/08/07 /2/                                                    750,000                   750,172
  3.86%; 11/03/09 /2/                                                  3,000,000                 3,004,356
 Royal Bank of Scotland Group
  5.00%; 10/01/14                                                        220,000                   217,719
 Synovus Financial
  5.13%; 06/15/17                                                      1,080,000                 1,050,020
 U.S. Bank
  6.38%; 08/01/11                                                        275,000                   292,914
 Union Planters Bank
  5.13%; 06/15/07                                                        310,000                   310,615
 United Overseas Bank
  4.50%; 07/02/13 /1/                                                    325,000                   306,059
 Wachovia Bank
  4.88%; 02/01/15                                                      1,805,000                 1,749,034
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
 Wachovia Bank (continued)
                                                                    $                       $
  7.80%; 08/18/10                                                        385,000                   431,888
                                                                                                10,215,253
COMMERCIAL MORTGAGE BACKED SECURITY (1.03%)
 ACT Depositors
  4.30%; 09/22/41 /2/ /3/ /4/                                          6,250,000                 6,250,000
 Bear Stearns Alt-A Trust
  4.32%; 07/25/35 /2/                                                  1,266,007                 1,265,910
 Structured Adjustable Rate Mortgage Loan Trust
  4.29%; 03/25/35 /2/                                                  2,525,000                 2,522,834
  4.70%; 07/25/34 /2/                                                  1,300,000                 1,276,388
  4.74%; 08/25/34 /2/                                                  2,417,580                 2,420,232
                                                                                                13,735,364
COMMERCIAL SERVICES (0.13%)
 Iron Mountain
  6.63%; 01/01/16                                                        325,000                   299,000
  8.25%; 07/01/11                                                      1,175,000                 1,177,937
 Quintiles Transnational
  10.00%; 10/01/13                                                       250,000                   275,938
                                                                                                 1,752,875
COMMERCIAL SERVICES-FINANCE (0.05%)
 Cardtronics
  9.25%; 08/15/13 /1/                                                    600,000                   606,000
COMPUTER SERVICES (0.07%)
 Affiliated Computer Services
  5.20%; 06/01/15                                                        565,000                   514,711
 Sungard Data Systems
  9.13%; 08/15/13 /1/                                                    425,000                   431,375
                                                                                                   946,086
COMPUTERS-INTEGRATED SYSTEMS (0.01%)
 NCR
  7.13%; 06/15/09                                                        100,000                   104,590
CONTAINERS-METAL & GLASS (0.21%)
 Crown European Holdings
  9.50%; 03/01/11                                                        400,000                   440,000
 Owens Brockway Glass Container
  8.75%; 11/15/12                                                        750,000                   804,375
  8.88%; 02/15/09                                                      1,500,000                 1,567,500
                                                                                                 2,811,875
CONTAINERS-PAPER & PLASTIC (0.06%)
 Intertape Polymer Group
  8.50%; 08/01/14                                                        500,000                   480,057
 Jefferson Smurfit
  7.50%; 06/01/13                                                        400,000                   360,000
                                                                                                   840,057
CREDIT CARD ASSET BACKED SECURITIES (2.40%)
 American Express Credit Account Master Trust
  4.22%; 09/15/11 /2/                                                    600,000                   602,314
 Bank One Issuance Trust
  3.59%; 05/17/10                                                      1,000,000                   978,801
  4.29%; 03/15/12 /2/                                                  3,550,000                 3,570,583
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CREDIT CARD ASSET BACKED SECURITIES (CONTINUED)
 Capital One Multi-Asset
  Execution Trust
                                                                    $                       $
  4.19%; 12/15/09 /2/                                                  1,690,000                 1,692,036
 Chase Credit Card Master Trust
  4.17%; 05/15/09 /2/                                                  2,250,000                 2,249,847
  4.30%; 01/17/11 /2/                                                  3,100,000                 3,116,290
  4.32%; 10/15/10 /2/                                                  1,550,000                 1,558,286
  4.32%; 02/15/11 /2/                                                  2,500,000                 2,518,593
 Citibank Credit Card Issuance Trust
  4.22%; 05/20/11 /2/                                                  2,300,000                 2,305,143
  4.29%; 06/25/09 /2/                                                  3,250,000                 3,259,409
 Citibank Credit Card Master Trust I
  4.12%; 03/10/11 /2/                                                  1,875,000                 1,884,084
 Discover Card Master Trust I
  5.75%; 12/15/08                                                      1,000,000                 1,006,715
 First USA Credit Card Master Trust
  4.34%; 04/18/11 /2/                                                  3,650,000                 3,674,050
 GE Capital Credit Card Master
  Note Trust
  4.27%; 06/15/10 /2/                                                  2,000,000                 2,002,566
 MBNA Credit Card Master
  Note Trust
  4.35%; 10/15/09 /2/                                                  1,600,000                 1,606,150
                                                                                                32,024,867
DATA PROCESSING & MANAGEMENT (0.02%)
 Certegy
  4.75%; 09/15/08                                                        325,000                   324,080
DIALYSIS CENTERS (0.03%)
 DaVita
  7.25%; 03/15/15                                                        400,000                   404,000
DIVERSIFIED FINANCIAL SERVICES (0.18%)
 General Electric Capital
  4.25%; 12/01/10                                                        735,000                   713,054
  4.63%; 09/15/09                                                        285,000                   281,832
  6.75%; 03/15/32                                                        125,000                   142,971
 NiSource Finance
  3.20%; 11/01/06                                                        565,000                   555,666
  7.63%; 11/15/05                                                        730,000                   730,759
                                                                                                 2,424,282
DIVERSIFIED MANUFACTURING OPERATIONS (0.31%)
 General Electric
  5.00%; 02/01/13                                                        840,000                   832,926
 Invensys
  9.88%; 03/15/11 /1/                                                    500,000                   480,000
 J.B. Poindexter
  8.75%; 03/15/14                                                        400,000                   354,000
 Tyco International Group
  6.38%; 02/15/06                                                        665,000                   668,342
  6.38%; 10/15/11                                                      1,140,000                 1,197,761
  6.88%; 01/15/29                                                        500,000                   555,700
                                                                                                 4,088,729
DIVERSIFIED MINERALS (0.04%)
 Vale Overseas
  9.00%; 08/15/13                                                        420,000                   487,200
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED OPERATIONS (0.09%)
 Noble Group
                                                                    $                       $
  6.63%; 03/17/15 /1/                                                  1,285,000                 1,163,663
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.03%)
 Chemed
  8.75%; 02/24/11                                                        350,000                   373,625
E-COMMERCE-PRODUCTS (0.02%)
 FTD
  7.75%; 02/15/14                                                        225,000                   222,750
ELECTRIC-DISTRIBUTION (0.09%)
 Detroit Edison
  5.70%; 10/01/37                                                      1,300,000                 1,243,887
ELECTRIC-GENERATION (0.16%)
 CE Casecnan Water & Energy
  11.45%; 11/15/05                                                       801,997                   810,016
 Korea East-West Power
  4.88%; 04/21/11 /1/                                                    280,000                   274,203
 Tenaska Oklahoma
  6.53%; 12/30/14 /1/                                                    482,557                   472,829
 Tenaska Virginia Partners
  6.12%; 03/30/24 /1/                                                    506,136                   521,370
                                                                                                 2,078,418
ELECTRIC-INTEGRATED (3.08%)
 Alabama Power
  4.03%; 08/25/09 /2/                                                  1,000,000                 1,002,093
 Appalachian Power
  4.34%; 06/29/07 /2/                                                  2,500,000                 2,506,805
 Arizona Public Service
  5.80%; 06/30/14                                                        555,000                   567,874
  6.50%; 03/01/12                                                        600,000                   639,584
 Carolina Power & Light
  6.50%; 07/15/12                                                        200,000                   213,263
  6.65%; 04/01/08                                                        200,000                   207,126
 Centerpoint Energy
  5.88%; 06/01/08                                                        355,000                   360,190
 Cincinnati Gas & Electric
  5.40%; 06/15/33                                                        145,000                   130,892
 Consumers Energy
  4.25%; 04/15/08                                                        140,000                   137,260
 Dayton Power & Light
  5.13%; 10/01/13 /2/                                                    600,000                   590,255
 Dominion Resources
  4.09%; 05/15/06 /2/                                                  2,345,000                 2,348,124
  4.30%; 09/28/07 /2/                                                  1,440,000                 1,440,076
  8.13%; 06/15/10                                                        725,000                   807,935
 Duquesne Light Holdings
  5.50%; 08/15/15                                                      1,500,000                 1,465,632
 Entergy Gulf States
  3.60%; 06/01/08                                                        345,000                   330,959
 Entergy Louisiana
  5.83%; 11/01/10                                                        350,000                   347,577
 Exelon
  4.45%; 06/15/10                                                        575,000                   552,978
  6.75%; 05/01/11                                                        355,000                   375,298
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 FirstEnergy
                                                                    $                       $
  5.50%; 11/15/06                                                        400,000                   402,318
  6.45%; 11/15/11                                                      1,505,000                 1,583,122
 Florida Power & Light
  5.40%; 09/01/35                                                      1,300,000                 1,246,961
 FPL Group Capital
  3.25%; 04/11/06                                                        560,000                   556,759
 Georgia Power
  3.98%; 02/17/09 /2/                                                  2,650,000                 2,655,827
 Indianapolis Power & Light
  7.38%; 08/01/07                                                        620,000                   641,816
 Inergy Finance
  6.88%; 12/15/14                                                        375,000                   355,313
 Jersey Central Power & Light
  5.63%; 05/01/16                                                        260,000                   262,378
 MidAmerican Energy Holdings
  3.50%; 05/15/08                                                        975,000                   937,477
  4.63%; 10/01/07                                                        380,000                   377,172
 Northeast Utilities
  3.30%; 06/01/08                                                        460,000                   439,058
 Northern States Power
  5.25%; 07/15/35                                                        770,000                   723,209
 Ohio Power
  4.85%; 01/15/14                                                        510,000                   491,606
 Oncor Electric Delivery
  6.38%; 05/01/12                                                        500,000                   524,205
  7.25%; 01/15/33                                                        115,000                   130,677
 Pepco Holdings
  3.75%; 02/15/06                                                      1,070,000                 1,067,085
 Pinnacle West Capital
  6.40%; 04/01/06                                                        375,000                   377,701
 Power Contract Financing
  5.20%; 02/01/06 /1/                                                     89,435                    89,539
 PPL Energy Supply
  5.40%; 08/15/14                                                        735,000                   721,898
  6.40%; 11/01/11                                                         50,000                    52,378
 Progress Energy
  6.75%; 03/01/06                                                        534,000                   537,376
 PSEG Power
  3.75%; 04/01/09                                                      2,750,000                 2,622,840
  6.88%; 04/15/06                                                        900,000                   908,418
  6.95%; 06/01/12                                                      1,300,000                 1,394,718
 PSI Energy
  5.00%; 09/15/13                                                        325,000                   316,553
  6.12%; 10/15/35                                                      1,200,000                 1,190,992
 Puget Energy
  3.36%; 06/01/08                                                        350,000                   335,858
 Southern California Edison
  5.00%; 01/15/14                                                        500,000                   492,405
  5.00%; 01/15/16                                                        980,000                   956,308
  5.35%; 07/15/35                                                      1,380,000                 1,295,181
 TXU Energy
  6.13%; 03/15/08                                                      2,805,000                 2,843,866
 Virginia Electric & Power
  4.50%; 12/15/10                                                        325,000                   315,771
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 Virginia Electric & Power (continued)
                                                                    $                       $
  5.75%; 03/31/06                                                        225,000                   225,937
                                                                                                41,096,643
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.12%)
 Celestica
  7.63%; 07/01/13                                                        100,000                    97,250
  7.88%; 07/01/11                                                        350,000                   346,500
 Communications & Power Industries
  8.00%; 02/01/12                                                        500,000                   508,750
 Flextronics International
  6.25%; 11/15/14                                                        250,000                   242,500
  6.50%; 05/15/13                                                        450,000                   451,125
                                                                                                 1,646,125
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.03%)
 Amkor Technology
  9.25%; 02/15/08                                                        350,000                   334,250
ELECTRONIC CONNECTORS (0.11%)
 Thomas & Betts
  6.50%; 01/15/06                                                      1,500,000                 1,502,907
EXPORT/IMPORT BANK (0.05%)
 Export-Import Bank of Korea
  4.50%; 08/12/09                                                        740,000                   723,710
FEDERAL & FEDERALLY SPONSORED CREDIT (0.01%)
 Federal Farm Credit Bank
  7.25%; 06/12/07                                                        180,000                   187,243
FIDUCIARY BANKS (0.15%)
 State Street Capital Trust II
  4.29%; 02/15/08 /2/                                                  1,975,000                 1,975,948
FILTRATION & SEPARATION PRODUCTS (0.02%)
 Polypore
  8.75%; 05/15/12                                                        250,000                   220,000
FINANCE-AUTO LOANS (0.41%)
 American Honda Finance
  3.91%; 03/08/07 /1/ /2/                                              3,000,000                 3,003,657
 Ford Motor Credit
  6.13%; 01/09/06                                                        625,000                   624,618
  6.50%; 01/25/07                                                        905,000                   894,260
  6.88%; 02/01/06                                                        160,000                   159,918
 General Motors Acceptance
  6.88%; 09/15/11                                                        600,000                   581,771
 Toyota Motor Credit
  2.80%; 01/18/06                                                        250,000                   249,239
                                                                                                 5,513,436
FINANCE-COMMERCIAL (0.55%)
 Caterpillar Financial Services
  4.23%; 07/27/07 /2/                                                  3,000,000                 3,001,065
 CIT Group
  3.99%; 02/15/07 /2/                                                    875,000                   876,840
 Textron Financial
  4.01%; 08/29/06 /2/                                                  1,500,000                 1,501,533
  4.44%; 10/06/06 /2/                                                  2,000,000                 2,006,620
                                                                                                 7,386,058
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-CONSUMER LOANS (0.95%)
 Household Finance
                                                                    $                       $
  4.07%; 11/16/09 /2/                                                  3,275,000                 3,283,951
  4.13%; 12/15/08                                                        900,000                   877,739
  4.13%; 11/16/09                                                      1,450,000                 1,400,475
  4.63%; 01/15/08                                                        100,000                    99,536
  4.75%; 07/15/13                                                        430,000                   413,124
  5.75%; 01/30/07                                                        700,000                   707,907
  7.00%; 05/15/12                                                      2,095,000                 2,286,961
 HSBC Finance
  6.38%; 10/15/11                                                        110,000                   116,203
 SLM
  4.34%; 07/27/09 /2/                                                  3,500,000                 3,496,139
                                                                                                12,682,035
FINANCE-CREDIT CARD (0.87%)
 Capital One Bank
  5.00%; 06/15/09                                                      2,165,000                 2,150,094
  5.13%; 02/15/14                                                        425,000                   411,715
  6.88%; 02/01/06                                                      2,935,000                 2,951,542
 Capital One Financial
  4.80%; 02/21/12                                                        735,000                   703,072
 MBNA
  4.16%; 05/05/08 /2/                                                  1,875,000                 1,890,862
 MBNA Europe Funding
  3.88%; 09/07/07 /1/ /2/                                              3,500,000                 3,499,303
                                                                                                11,606,588
FINANCE-INVESTMENT BANKER & BROKER (3.39%)
 Bear Stearns
  3.00%; 03/30/06                                                        780,000                   775,379
  4.07%; 09/09/09 /2/                                                  1,500,000                 1,504,869
  4.54%; 01/30/09 /2/                                                  1,000,000                 1,005,110
  5.30%; 10/30/15                                                        575,000                   567,116
 Citigroup
  3.95%; 05/18/10 /2/                                                  5,550,000                 5,555,567
  5.00%; 09/15/14                                                        415,000                   406,405
  5.88%; 02/22/33                                                        230,000                   229,201
  6.63%; 06/15/32                                                        470,000                   514,085
 Credit Suisse First Boston
  4.39%; 01/15/10 /2/                                                  1,500,000                 1,504,036
 E*Trade Financial
  8.00%; 06/15/11                                                        500,000                   507,500
 Goldman Sachs Group
  3.88%; 01/15/09                                                        790,000                   764,119
  4.07%; 03/02/10 /2/                                                  1,500,000                 1,499,507
  4.52%; 07/23/09 /2/                                                  2,000,000                 2,010,760
  5.13%; 01/15/15                                                      2,540,000                 2,477,336
  5.15%; 01/15/14                                                        305,000                   299,458
  5.25%; 04/01/13                                                        735,000                   729,665
  5.25%; 10/15/13                                                        175,000                   173,069
  6.60%; 01/15/12                                                      1,275,000                 1,362,710
  6.65%; 05/15/09                                                         75,000                    78,841
 JP Morgan Chase
  3.98%; 03/09/09 /2/                                                  2,000,000                 2,005,094
  4.75%; 03/01/15                                                      2,150,000                 2,061,672
  5.25%; 05/01/15                                                      3,665,000                 3,625,909
 Lehman Brothers Holdings
  4.01%; 11/10/09 /2/                                                  3,000,000                 3,012,828
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Lehman Brothers Holdings
  E-Capital Trust I
                                                                    $                       $
  4.59%; 08/19/65 /1/ /2/                                                305,000                   305,696
 Merrill Lynch
  3.95%; 02/05/10 /2/                                                  1,500,000                 1,501,232
  4.00%; 02/06/09 /2/                                                  2,275,000                 2,281,720
  5.45%; 07/15/14                                                        450,000                   453,682
 Morgan Stanley
  0.78%; 04/15/34 /1/ /2/                                              2,908,626                    71,962
  4.26%; 01/12/07 /2/                                                  1,100,000                 1,101,137
  4.43%; 01/15/10 /2/                                                  3,925,000                 3,933,741
  4.75%; 04/01/14                                                      2,125,000                 2,004,597
  5.30%; 03/01/13                                                        455,000                   453,227
  6.75%; 04/15/11                                                        465,000                   498,592
                                                                                                45,275,822
FINANCE-LEASING COMPANY (0.17%)
 Boeing Capital
  5.65%; 05/15/06                                                        200,000                   201,363
 International Lease Finance
  4.55%; 01/15/10 /2/                                                  2,000,000                 2,007,488
                                                                                                 2,208,851
FINANCE-MORTGAGE LOAN/BANKER (4.55%)
 Countrywide Home Loan
  4.04%; 11/16/07 /2/                                                    750,000                   751,694
  4.25%; 12/19/07                                                        240,000                   236,549
  4.35%; 06/02/06 /2/                                                  2,275,000                 2,279,721
  4.50%; 01/25/33                                                         66,594                    65,924
  4.60%; 12/19/33 /2/                                                  1,000,000                   955,375
  5.50%; 02/01/07                                                        255,000                   256,744
 Fannie Mae
  2.30%; 03/28/06                                                        675,000                   669,612
  2.88%; 05/19/08                                                        825,000                   789,181
  3.70%; 11/01/07                                                      1,870,000                 1,837,486
  3.88%; 11/17/08                                                      1,275,000                 1,243,890
  4.24%; 01/25/23 /2/                                                  2,266,513                 2,269,730
  4.29%; 11/25/22 /2/                                                  1,771,050                 1,776,382
  4.29%; 03/25/35 /2/                                                  1,440,357                 1,441,143
  4.34%; 02/25/18 /2/                                                  1,535,554                 1,539,677
  4.34%; 02/25/32 /2/                                                  3,600,000                 3,613,277
  4.75%; 02/21/13                                                      1,350,000                 1,321,150
  5.25%; 01/15/09                                                        350,000                   355,988
  6.00%; 05/15/11                                                         75,000                    79,161
  6.25%; 05/15/29                                                      1,000,000                 1,148,451
  7.25%; 01/15/10                                                        250,000                   273,461
  7.25%; 05/15/30                                                      2,900,000                 3,740,980
 Fannie Mae Whole Loan
  4.24%; 05/25/35 /2/                                                  3,192,759                 3,192,325
 Freddie Mac
  2.65%; 05/30/08                                                      2,025,000                 1,926,243
  4.27%; 06/15/18 /2/                                                  1,831,437                 1,836,668
  4.32%; 05/15/30 /2/                                                  1,177,294                 1,180,857
  4.32%; 02/15/30 /2/                                                  1,471,732                 1,476,872
  4.42%; 06/15/23 /2/                                                  2,144,572                 2,162,822
  4.50%; 07/15/13 /6/                                                  7,500,000                 7,318,282
  4.63%; 05/28/13                                                        925,000                   882,358
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Freddie Mac (continued)
                                                                    $                       $
  4.75%; 05/06/13                                                      1,150,000                 1,105,239
  5.13%; 11/07/13                                                        600,000                   600,052
  6.25%; 07/15/32                                                      7,550,000                 8,755,705
  6.75%; 03/15/31                                                      1,303,000                 1,595,174
 Residential Capital
  5.38%; 06/29/07 /1/ /2/ /7/                                          2,025,000                 2,044,379
                                                                                                60,722,552
FINANCE-OTHER SERVICES (0.04%)
 American Real Estate Partners/American Real Estate Finance
  7.13%; 02/15/13 /1/                                                    250,000                   243,125
 Athena Neurosciences Finance
  7.25%; 02/21/08                                                        325,000                   313,625
                                                                                                   556,750
FOOD-MISCELLANEOUS/DIVERSIFIED (0.15%)
 Corn Products International
  8.45%; 08/15/09                                                        470,000                   518,908
 Kraft Foods
  4.63%; 11/01/06                                                      1,525,000                 1,520,551
                                                                                                 2,039,459
FOOD-RETAIL (0.18%)
 Delhaize America
  7.38%; 04/15/06                                                        685,000                   692,315
 Safeway
  5.80%; 08/15/12                                                      1,200,000                 1,199,034
  7.00%; 09/15/07                                                        440,000                   453,878
                                                                                                 2,345,227
FOOD-WHOLESALE & DISTRIBUTION (0.01%)
 Sysco International
  6.10%; 06/01/12                                                        100,000                   105,905
FUNERAL SERVICE & RELATED ITEMS (0.02%)
 Service Corp. International
  7.00%; 06/15/17 /1/                                                    300,000                   297,750
GAS-DISTRIBUTION (0.18%)
 Colorado Interstate Gas
  6.80%; 11/15/15 /1/ /3/ /4/                                            300,000                   301,500
 Sempra Energy
  4.75%; 05/15/09                                                        675,000                   662,805
  6.95%; 12/01/05                                                      1,475,000                 1,477,742
                                                                                                 2,442,047
HOME DECORATION PRODUCTS (0.03%)
 Newell Rubbermaid
  4.00%; 05/01/10                                                        195,000                   183,639
  4.63%; 12/15/09                                                        180,000                   175,549
                                                                                                   359,188
HOME EQUITY-OTHER (7.21%)
 ACE Securities
  4.15%; 07/25/35 /2/                                                  3,099,648                 3,099,530
  4.24%; 10/25/35 /2/                                                  5,100,000                 5,099,801
  4.25%; 05/25/35 /2/                                                  1,115,000                 1,115,788
  4.27%; 03/25/35 /2/                                                  1,050,000                 1,051,013
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY-OTHER (CONTINUED)
 ACE Securities (continued)
                                                                    $                       $
  4.28%; 08/25/35 /2/ /3/                                              6,050,000                 6,050,000
  4.29%; 10/31/35 /2/ /3/                                              4,875,000                 4,875,000
 Asset Backed Funding Certificates
  4.22%; 06/25/35 /2/                                                  5,500,000                 5,499,785
  4.30%; 02/25/35 /2/                                                  1,735,576                 1,736,110
  4.32%; 10/31/35 /2/ /3/                                              3,575,000                 3,575,000
 CDC Mortgage Capital Trust
  4.61%; 06/25/34 /2/                                                    700,000                   701,908
 First NLC Trust
  4.27%; 05/25/35 /2/                                                  7,062,584                 7,062,309
  4.37%; 05/25/35 /2/                                                  1,805,133                 1,801,563
 First-Citizens Home Equity Loan
  4.18%; 09/15/22 /1/ /2/                                              2,459,376                 2,466,011
 JP Morgan Mortgage Acquisition
  4.30%; 07/25/35 /2/                                                  6,200,000                 6,203,850
 Long Beach Mortgage Loan Trust
  4.15%; 07/25/35 /2/                                                  3,654,319                 3,654,498
  4.22%; 04/25/35 /2/                                                  1,000,000                 1,000,282
  4.54%; 02/25/35 /2/                                                  3,000,000                 3,013,092
  4.57%; 06/25/34 /2/                                                    450,000                   451,016
 Nomura Home Equity Loan
  4.16%; 05/25/35 /2/                                                  4,327,564                 4,328,152
  4.26%; 05/25/35 /2/                                                  2,000,000                 2,003,482
 Option One Mortgage Loan Trust
  4.26%; 05/25/35 /2/                                                  3,000,000                 2,996,922
  4.28%; 02/25/35 /2/                                                  2,500,000                 2,504,235
  4.34%; 11/25/34 /2/                                                    519,248                   519,820
  4.57%; 05/25/34 /2/                                                  1,250,000                 1,253,583
  5.04%; 02/25/35 /2/                                                    600,000                   603,998
  5.09%; 05/25/34 /2/                                                  1,250,000                 1,249,948
 Saxon Asset Securities Trust
  4.26%; 03/25/35 /2/                                                  2,825,000                 2,827,144
  4.38%; 12/26/34 /2/                                                  4,600,000                 4,616,128
  4.56%; 03/25/35 /2/                                                  2,500,000                 2,498,465
  5.17%; 03/25/35 /2/                                                  1,800,000                 1,815,829
 Specialty Underwriting & Residential Finance
  4.15%; 06/25/36 /2/                                                  2,974,752                 2,974,906
  4.27%; 12/25/35 /2/                                                  2,500,000                 2,500,405
  4.27%; 03/25/36 /2/                                                  2,700,000                 2,701,779
  4.55%; 02/25/35 /2/                                                  1,135,000                 1,137,692
 Wells Fargo Home Equity Trust
  4.54%; 04/25/34 /2/                                                  1,140,000                 1,139,972
                                                                                                96,129,016
HOME EQUITY-SEQUENTIAL (2.13%)
 Ameriquest Mortgage Securities
  4.27%; 07/25/35 /2/                                                  1,750,000                 1,749,930
  4.34%; 03/25/35 /2/                                                  1,690,913                 1,692,458
  4.37%; 10/25/33                                                      1,500,000                 1,494,939
 New Century Home Equity
  Loan Trust
  4.33%; 03/25/35 /2/                                                  2,665,149                 2,667,390
  4.76%; 01/25/34 /2/                                                  1,500,000                 1,509,402
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY-SEQUENTIAL (CONTINUED)
 Residential Asset Securities
                                                                    $                       $
  3.28%; 08/25/29                                                        708,586                   704,023
  4.20%; 07/25/35 /2/                                                  5,928,000                 5,927,615
  4.24%; 05/25/35 /2/                                                  2,475,000                 2,474,903
  4.24%; 06/25/35 /2/                                                  3,750,000                 3,754,447
  4.48%; 10/25/33 /2/                                                  1,700,000                 1,704,201
  4.63%; 12/25/33 /2/                                                  2,000,000                 2,007,522
  4.70%; 10/25/31                                                      1,500,000                 1,495,061
  5.19%; 03/25/35 /2/                                                  1,050,000                 1,051,620
  5.84%; 04/25/32 /2/                                                    208,360                   208,916
                                                                                                28,442,427
HOTELS & MOTELS (0.09%)
 HMH Properties
  7.88%; 08/01/08                                                      1,140,000                 1,152,825
INDEPENDENT POWER PRODUCER (0.03%)
 Reliant Energy
  6.75%; 12/15/14                                                        200,000                   186,000
  9.50%; 07/15/13                                                        250,000                   266,250
                                                                                                   452,250
INDUSTRIAL AUTOMATION & ROBOTS (0.03%)
 UNOVA
  7.00%; 03/15/08                                                        450,000                   447,750
INDUSTRIAL GASES (0.02%)
 Praxair
  6.50%; 03/01/08                                                        235,000                   242,203
INSURANCE BROKERS (0.10%)
 Marsh & McLennan
  4.27%; 07/13/07 /2/                                                  1,275,000                 1,269,475
INVESTMENT COMPANIES (0.13%)
 Canadian Oil Sands
  4.80%; 08/10/09 /1/                                                  1,700,000                 1,670,768
LIFE & HEALTH INSURANCE (0.62%)
 Hartford Life Global Funding Trusts
  4.04%; 09/15/09 /2/                                                  3,475,000                 3,480,213
 Pacific Life Global Funding
  4.15%; 06/22/11 /1/ /2/                                              2,500,000                 2,499,085
 Sun Life Financial Global Funding
  4.34%; 07/06/10 /1/ /2/                                              1,750,000                 1,751,699
 Torchmark
  6.25%; 12/15/06                                                        500,000                   505,565
                                                                                                 8,236,562
LINEN SUPPLY & RELATED ITEMS (0.01%)
 Cintas
  5.13%; 06/01/07                                                        175,000                   175,733
MACHINERY TOOLS & RELATED PRODUCTS (0.12%)
 Kennametal
  7.20%; 06/15/12                                                      1,525,000                 1,645,257
MACHINERY-CONSTRUCTION & MINING (0.05%)
 Terex
  9.25%; 07/15/11                                                        600,000                   640,500
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MACHINERY-FARM (0.04%)
 Case New Holland
                                                                    $                       $
  9.25%; 08/01/11                                                        475,000                   499,938
MACHINERY-MATERIAL HANDLING (0.05%)
 Columbus McKinnon
  10.00%; 08/01/10                                                       550,000                   605,000
MEDICAL INFORMATION SYSTEM (0.04%)
 NDCHealth
  10.50%; 12/01/12                                                       475,000                   540,906
MEDICAL INSTRUMENTS (0.15%)
 Medtronic
  4.75%; 09/15/15 /1/                                                  2,065,000                 1,992,316
MEDICAL LABORATORY & TESTING SERVICE (0.09%)
 Quest Diagnostics
  5.45%; 11/01/15 /1/                                                  1,200,000                 1,196,340
MEDICAL PRODUCTS (0.04%)
 Medical Device Manufacturing
  10.00%; 07/15/12                                                       400,000                   468,000
MEDICAL-DRUGS (0.08%)
 Biovail
  7.88%; 04/01/10                                                        500,000                   515,625
 Schering-Plough
  5.55%; 12/01/13 /2/                                                    570,000                   577,036
                                                                                                 1,092,661
MEDICAL-GENERIC DRUGS (0.04%)
 Alpharma
  8.63%; 05/01/11                                                        525,000                   561,750
MEDICAL-HMO (0.33%)
 Coventry Health Care
  5.88%; 01/15/12                                                      2,892,000                 2,877,540
 Pacificare Health Systems
  10.75%; 06/01/09                                                     1,451,000                 1,563,452
                                                                                                 4,440,992
MEDICAL-HOSPITALS (0.28%)
 HCA
  5.25%; 11/06/08                                                      1,190,000                 1,167,066
  6.38%; 01/15/15                                                        400,000                   392,497
  6.95%; 05/01/12                                                        690,000                   702,986
  7.13%; 06/01/06                                                        435,000                   439,717
  8.36%; 04/15/24                                                        150,000                   157,305
  9.00%; 12/15/14                                                        200,000                   227,916
 United Surgical Partners International
  10.00%; 12/15/11                                                       550,000                   594,000
                                                                                                 3,681,487
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.03%)
 Select Medical
  7.63%; 02/01/15                                                        500,000                   463,750
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.10%)
 AmerisourceBergen
  5.63%; 09/15/12 /1/                                                  1,335,000                 1,284,937
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
METAL PROCESSORS & FABRICATION (0.07%)
 Trimas
                                                                    $                       $
  9.88%; 06/15/12                                                        500,000                   405,000
 Wolverine Tube
  7.38%; 08/01/08 /1/                                                    605,000                   520,300
                                                                                                   925,300
METAL-DIVERSIFIED (0.14%)
 Earle M. Jorgensen
  9.75%; 06/01/12                                                        450,000                   481,500
 Falconbridge
  5.38%; 06/01/15                                                        215,000                   205,171
  7.35%; 06/05/12                                                        500,000                   541,648
 Freeport-McMoRan Copper & Gold
  6.88%; 02/01/14                                                        650,000                   640,250
                                                                                                 1,868,569
MISCELLANEOUS INVESTING (0.52%)
 iStar Financial
  4.25%; 03/03/08 /2/                                                  1,475,000                 1,472,420
  5.08%; 03/12/07 /2/                                                  2,050,000                 2,073,304
  5.15%; 03/01/12                                                      1,180,000                 1,131,111
 MeriStar Hospitality
  10.50%; 06/15/09                                                     1,000,000                 1,056,250
 Simon Property Group
  4.60%; 06/15/10                                                        375,000                   366,222
 Thornburg Mortgage
  8.00%; 05/15/13                                                        475,000                   461,938
 United Dominion Realty Trust
  6.50%; 06/15/09                                                        395,000                   411,173
                                                                                                 6,972,418
MISCELLANEOUS MANUFACTURERS (0.05%)
 Borden
  9.20%; 03/15/21                                                        250,000                   222,500
 Samsonite
  8.88%; 06/01/11                                                        450,000                   463,500
                                                                                                   686,000
MORTGAGE BACKED SECURITIES (13.24%)
 Banc of America Commercial Mortgage
  0.05%; 07/10/43 /1/ /2/                                            161,192,381                 1,884,339
  0.08%; 11/10/38 /1/ /2/                                              9,806,765                   184,132
  4.67%; 07/10/43                                                      3,000,000                 2,862,027
  4.86%; 07/10/43                                                      3,000,000                 2,903,217
 Bear Stearns Adjustable Rate Mortgage Trust
  3.51%; 06/25/34 /2/                                                    855,000                   823,532
  5.17%; 08/25/35                                                      3,603,337                 3,598,191
 Bear Stearns Commercial Mortgage Securities
  0.58%; 05/11/39 /1/ /2/                                              7,367,618                   171,621
  4.29%; 06/15/17 /1/ /2/                                              2,750,000                 2,752,500
 Bella Vista Mortgage Trust
  4.25%; 05/20/45 /2/                                                  2,867,713                 2,869,310
  4.30%; 01/22/45 /2/                                                  2,558,000                 2,554,516
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 Carrington Mortgage Loan Trust
                                                                    $                       $
  4.19%; 09/25/35 /2/                                                  3,805,777                 3,805,632
  4.30%; 01/25/35 /2/                                                  1,575,000                 1,576,766
  4.37%; 11/03/35 /2/ /3/ /4/                                          6,172,000                 6,172,000
 Chase Commercial Mortgage Securities
  7.03%; 01/15/32                                                        156,802                   160,419
 Chase Manhattan Bank-First Union National Bank Commercial
  Mortgage Trust
  7.13%; 08/15/31                                                        225,683                   229,760
 Citigroup Mortgage Loan Trust
  4.14%; 07/25/35 /2/                                                  2,871,193                 2,870,834
 Countrywide Alternative Loan Trust
  4.26%; 05/25/35 /2/                                                     90,993                    90,840
  4.29%; 05/25/34 /2/                                                  2,250,000                 2,247,601
  4.33%; 07/20/35 /2/ /3/                                              3,096,556                 3,122,199
  5.00%; 10/25/18                                                      1,987,006                 1,952,067
 CS First Boston Mortgage Securities
  0.07%; 11/15/37 /1/ /2/                                             23,299,289                   494,388
  0.52%; 05/15/36 /1/ /2/                                             14,059,757                   244,091
  0.64%; 07/15/36 /1/ /2/                                             13,902,617                   373,730
  1.43%; 03/15/36 /1/ /2/                                             12,887,351                   504,578
  7.67%; 09/15/41 /2/                                                    470,000                   511,423
 First Union National Bank Commercial Mortgage
  6.14%; 02/12/34                                                        150,000                   157,352
  8.09%; 05/17/32                                                        700,000                   777,288
 General Electric Capital Commercial Mortgage
  0.67%; 03/10/40 /1/ /2/                                             22,862,854                   564,530
  4.98%; 05/10/43 /2/                                                  5,780,000                 5,644,436
 GMAC Commercial Mortgage Securities
  0.93%; 03/10/38 /1/ /2/                                             10,907,952                   372,419
 GMAC Mortgage Corporation
  Loan Trust
  4.10%; 08/25/35 /2/                                                  4,800,000                 4,801,109
  4.22%; 08/25/35 /2/                                                  2,225,000                 2,220,401
 Greenpoint Mortgage Funding Trust
  4.31%; 06/25/45 /2/                                                  2,196,651                 2,189,638
  4.34%; 06/25/45 /2/                                                  2,187,719                 2,182,766
 Greenwich Capital Commercial Funding
  0.39%; 06/10/36 /1/ /2/                                            115,471,500                 1,622,259
 IMPAC Commercial Mortgage Trust
  4.34%; 08/25/35 /2/                                                  2,056,630                 2,055,731
  4.35%; 04/25/35 /2/                                                  2,007,111                 2,006,757
  4.42%; 01/25/35 /2/                                                  2,512,703                 2,516,648
  4.47%; 04/25/35 /2/                                                  1,274,427                 1,275,917
  4.51%; 10/25/33 /2/                                                  1,359,904                 1,361,230
  4.54%; 10/25/33 /2/                                                  1,518,120                 1,520,401
 IMPAC Secured Assets Commercial Mortgage Owner Trust
  4.31%; 12/25/31 /2/                                                  5,450,000                 5,444,523
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 Indymac Index Mortgage
  Loan Trust
                                                                    $                       $
  4.27%; 04/25/35 /2/                                                  1,895,423                 1,891,954
  4.34%; 04/25/34 /2/                                                  3,712,879                 3,706,011
  4.34%; 08/25/35 /2/                                                  2,456,517                 2,451,078
  4.37%; 04/25/35 /2/                                                  1,383,075                 1,380,402
 IXIS Real Estate Capital Trust
  4.28%; 12/25/35 /2/                                                  2,375,000                 2,374,905
 JP Morgan Chase Commercial Mortgage Securities
  0.04%; 01/15/42 /1/ /2/                                             25,752,076                   462,791
  1.16%; 01/12/39 /1/ /2/                                             11,344,212                   486,054
 JP Morgan Mortgage Trust
  4.97%; 10/31/35 /2/ /3/                                              5,850,000                 5,745,870
 LB-UBS Commercial Mortgage Trust
  0.15%; 07/15/40 /1/                                                 74,783,886                 1,602,619
  0.19%; 03/15/36 /1/ /2/                                              7,282,924                   209,945
  0.62%; 03/15/34 /1/ /2/                                              4,313,333                    70,411
  0.72%; 08/15/36 /1/ /2/                                             10,827,407                   300,850
  1.20%; 03/15/36 /1/ /2/                                              6,719,663                   277,105
  4.90%; 06/15/26                                                        490,000                   490,178
  6.37%; 12/15/28                                                        400,000                   423,243
 Lehman XS Trust
  4.16%; 11/25/35 /2/ /3/                                              7,150,000                 7,150,000
 Merrill Lynch Mortgage Investors
  4.16%; 08/25/35 /2/                                                  3,730,221                 3,728,875
  4.22%; 04/25/36 /2/                                                  3,500,000                 3,500,812
  4.24%; 02/25/36 /2/                                                  2,700,000                 2,700,454
  4.60%; 01/25/35 /2/                                                  1,800,000                 1,808,552
 Merrill Lynch Mortgage Trust
  0.57%; 02/12/42 /2/                                                 29,547,359                   555,756
 Morgan Stanley Capital I
  1.05%; 01/13/41 /1/ /2/                                              7,193,254                   315,237
  4.19%; 05/24/43 /1/ /2/ /3/                                          4,600,000                 4,600,000
  6.20%; 07/15/33                                                        400,000                   411,282
  6.54%; 02/15/31                                                         40,328                    41,771
  7.11%; 04/15/33                                                        100,000                   106,530
 NationsLink Funding
  7.23%; 06/20/31                                                        115,000                   120,881
 Sequoia Mortgage Trust
  4.23%; 02/20/35 /2/                                                  2,535,410                 2,534,198
 Structured Asset Mortgage Investments
  4.34%; 05/25/45 /2/                                                  2,160,446                 2,161,962
  4.35%; 09/25/45 /2/                                                  3,169,386                 3,173,709
 Thornburg Mortgage Securities Trust
  4.30%; 10/25/35 /2/                                                  4,452,007                 4,351,458
 Wachovia Bank Commercial Mortgage Trust
  0.30%; 03/15/42 /1/ /2/                                            103,910,753                 1,501,718
  0.47%; 10/15/41 /1/ /2/                                             60,820,630                 1,257,162
  4.94%; 04/15/42                                                      5,535,000                 5,385,062
 Washington Mutual
  3.81%; 06/25/34 /2/                                                  1,345,000                 1,288,436
  3.97%; 03/25/33                                                        755,151                   739,089
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 Washington Mutual (continued)
  4.27%; 04/25/45 /2/                                               $  1,424,481            $    1,420,242
  4.30%; 07/25/44 /2/                                                  2,212,605                 2,216,026
  4.31%; 04/25/45 /2/                                                  1,424,481                 1,421,342
  4.35%; 01/25/45 /2/                                                  1,952,388                 1,952,604
  4.41%; 07/25/45 /2/                                                  3,117,912                 3,112,633
  4.42%; 11/22/35 /2/ /3/ /4/                                          6,535,000                 6,535,000
  4.44%; 01/25/45 /2/                                                  2,775,000                 2,757,542
  4.57%; 01/25/45 /2/                                                  2,474,047                 2,465,272
  4.68%; 05/25/35 /2/ /3/                                                945,000                   924,993
 Wells Fargo Mortgage Backed Securities Trust
  4.98%; 10/25/35 /3/                                                  2,776,550                 2,753,991
                                                                                               176,539,123
MULTI-LINE INSURANCE (0.58%)
 CNA Financial
  5.85%; 12/15/14                                                      2,190,000                 2,138,749
 MetLife
  5.25%; 12/01/06                                                      1,500,000                 1,505,481
 Metropolitan Life Global Funding I
  4.04%; 03/17/09 /1/ /2/                                              1,625,000                 1,624,204
 XL Capital
  5.25%; 09/15/14                                                      2,560,000                 2,453,010
                                                                                                 7,721,444
MULTIMEDIA (0.77%)
 AOL Time Warner
  6.13%; 04/15/06                                                      1,910,000                 1,921,313
  6.15%; 05/01/07                                                        590,000                   600,196
  7.63%; 04/15/31                                                        945,000                 1,065,501
 News America
  4.75%; 03/15/10                                                        160,000                   157,538
  5.30%; 12/15/14                                                      1,115,000                 1,091,995
  6.20%; 12/15/34                                                      1,125,000                 1,084,054
  6.63%; 01/09/08                                                      1,875,000                 1,936,661
 Time Warner Entertainment
  8.38%; 03/15/23                                                      1,620,000                 1,904,159
 Walt Disney
  5.38%; 06/01/07                                                        520,000                   524,234
                                                                                                10,285,651
MUSIC (0.04%)
 Warner Music Group
  7.38%; 04/15/14                                                        500,000                   487,500
MUTUAL INSURANCE (0.07%)
 Liberty Mutual Group
  7.00%; 03/15/34 /1/                                                    880,000                   868,157
NON-HAZARDOUS WASTE DISPOSAL (0.15%)
 Allied Waste North America
  5.75%; 02/15/11                                                        200,000                   186,500
  8.50%; 12/01/08                                                        400,000                   416,000
 Casella Waste Systems
  9.75%; 02/01/13                                                        375,000                   402,656
 Waste Management
  5.00%; 03/15/14                                                        385,000                   373,207
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
NON-HAZARDOUS WASTE DISPOSAL (CONTINUED)
 Waste Management (continued)
                                                                    $                       $
  7.00%; 07/15/28                                                        565,000                   622,536
                                                                                                 2,000,899
OIL & GAS DRILLING (0.02%)
 Consolidated Natural Gas
  5.00%; 03/01/14                                                        250,000                   242,384
OIL COMPANY-EXPLORATION & PRODUCTION (0.84%)
 Alberta Energy
  7.38%; 11/01/31                                                        650,000                   780,103
 Callon Petroleum
  9.75%; 12/08/10                                                        500,000                   522,500
 Chesapeake Energy
  6.63%; 01/15/16                                                        250,000                   249,375
 Devon Financing
  7.88%; 09/30/31                                                      1,415,000                 1,737,674
 Energy Partners
  8.75%; 08/01/10                                                        400,000                   416,000
 Husky Energy
  6.15%; 06/15/19                                                        700,000                   715,574
 Nexen
  5.05%; 11/20/13                                                      2,305,000                 2,253,278
  7.88%; 03/15/32                                                        225,000                   272,766
 Paramount Resources
  8.50%; 01/31/13                                                        425,000                   435,625
 Pemex Project Funding Master Trust
  7.38%; 12/15/14                                                        150,000                   163,950
  8.00%; 11/15/11                                                      1,170,000                 1,308,060
 Pogo Producing
  6.88%; 10/01/17 /1/                                                    375,000                   371,250
 Swift Energy
  9.38%; 05/01/12                                                        600,000                   642,000
 Talisman Energy
  5.13%; 05/15/15                                                        985,000                   957,217
 Woodside Finance
  6.70%; 08/01/11 /1/                                                    150,000                   163,148
 XTO Energy
  6.25%; 04/15/13                                                        235,000                   246,697
                                                                                                11,235,217
OIL COMPANY-INTEGRATED (0.40%)
 Amerada Hess
  7.30%; 08/15/31                                                      1,770,000                 1,998,863
 Conoco
  6.95%; 04/15/29                                                        100,000                   118,529
 Occidental Petroleum
  4.00%; 11/30/07                                                        460,000                   450,673
 PanCanadian Energy
  7.20%; 11/01/31                                                        125,000                   147,873
 Petro-Canada
  5.95%; 05/15/35                                                        730,000                   712,633
 Petrobras International Finance
  8.38%; 12/10/18                                                        600,000                   660,000
  9.13%; 02/01/07                                                        325,000                   339,137
  9.75%; 07/06/11                                                        180,000                   211,500
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-INTEGRATED (CONTINUED)
 Petronas Capital
                                                                    $                       $
  7.88%; 05/22/22 /1/                                                    545,000                   661,971
                                                                                                 5,301,179
OIL FIELD MACHINERY & EQUIPMENT (0.07%)
 Cooper Cameron
  2.65%; 04/15/07                                                        940,000                   906,833
OIL REFINING & MARKETING (0.87%)
 CITGO Petroleum
  6.00%; 10/15/11                                                        550,000                   577,500
  7.88%; 05/15/06                                                      1,400,000                 1,421,000
 Enterprise Products Operating
  4.00%; 10/15/07                                                      1,095,000                 1,070,832
  5.75%; 03/01/35                                                        770,000                   687,337
 Enterprise Products Partners
  6.38%; 02/01/13                                                        775,000                   802,347
 Premcor Refining Group
  6.75%; 02/01/11                                                      1,675,000                 1,771,313
  9.25%; 02/01/10                                                      1,150,000                 1,240,563
 Tesoro
  8.00%; 04/15/08                                                      1,840,000                 1,913,600
  9.63%; 11/01/08                                                      1,460,000                 1,536,650
 Valero Energy
  7.38%; 03/15/06                                                        600,000                   604,750
                                                                                                11,625,892
OIL-FIELD SERVICES (0.23%)
 Halliburton
  5.50%; 10/15/10                                                      1,655,000                 1,689,387
  6.00%; 08/01/06                                                        525,000                   528,818
 Key Energy Services
  8.38%; 03/01/08                                                        800,000                   834,000
                                                                                                 3,052,205
PAPER & RELATED PRODUCTS (0.25%)
 Abitibi-Consolidated
  8.38%; 04/01/15                                                        500,000                   460,000
 Georgia-Pacific
  7.50%; 05/15/06                                                      1,800,000                 1,818,000
 Neenah Paper
  7.38%; 11/15/14                                                        550,000                   511,500
 Smurfit Capital Funding
  6.75%; 11/20/05                                                        500,000                   499,375
                                                                                                 3,288,875
PHARMACY SERVICES (0.17%)
 Medco Health Solutions
  7.25%; 08/15/13                                                      2,085,000                 2,258,180
PHYSICIAN PRACTICE MANAGEMENT (0.06%)
 US Oncology
  9.00%; 08/15/12                                                        600,000                   633,000
  10.75%; 08/15/14                                                       150,000                   165,375
                                                                                                   798,375
PIPELINES (0.23%)
 Boardwalk Pipelines
  5.50%; 02/01/17                                                        540,000                   528,444
 Buckeye Partners
  4.63%; 07/15/13                                                      1,185,000                 1,119,238
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PIPELINES (CONTINUED)
 Enbridge Energy Partners
                                                                    $                       $
  4.00%; 01/15/09                                                        388,000                   373,009
 National Fuel Gas
  5.25%; 03/01/13                                                        350,000                   346,068
 Texas Eastern Transmission
  5.25%; 07/15/07                                                        335,000                   336,465
 Williams
  6.38%; 10/01/10 /1/                                                    350,000                   346,500
                                                                                                 3,049,724
POULTRY (0.04%)
 Pilgrim's Pride
  9.63%; 09/15/11                                                        500,000                   535,000
PRINTING-COMMERCIAL (0.09%)
 Cadmus Communications
  8.38%; 06/15/14                                                        500,000                   511,250
 Sheridan Group
  10.25%; 08/15/11                                                       650,000                   676,000
                                                                                                 1,187,250
PRIVATE CORRECTIONS (0.04%)
 Corrections Corporation of America
  6.25%; 03/15/13                                                        600,000                   590,250
PROPERTY & CASUALTY INSURANCE (0.80%)
 ACE
  6.00%; 04/01/07                                                      1,380,000                 1,396,788
 Arch Capital Group
  7.35%; 05/01/34                                                      2,130,000                 2,220,139
 Markel
  6.80%; 02/15/13                                                      2,840,000                 2,962,103
 St. Paul
  5.75%; 03/15/07                                                      1,125,000                 1,135,757
 W.R. Berkley
  5.13%; 09/30/10                                                      2,500,000                 2,470,088
  5.88%; 02/15/13                                                        430,000                   431,030
                                                                                                10,615,905
PUBLISHING-BOOKS (0.20%)
 Reed Elsevier Capital
  4.20%; 06/15/10 /2/                                                  2,560,000                 2,565,596
  6.13%; 08/01/06                                                        150,000                   151,040
                                                                                                 2,716,636
PUBLISHING-PERIODICALS (0.08%)
 American Media Operation
  10.25%; 05/01/09                                                       675,000                   641,250
 Dex Media West
  9.88%; 08/15/13                                                        400,000                   441,000
                                                                                                 1,082,250
QUARRYING (0.03%)
 Compass Minerals International
  0.00%; 06/01/13 /2/ /5/                                                450,000                   382,500
RECREATIONAL CENTERS (0.05%)
 AMF Bowling Worldwide
  10.00%; 03/01/10                                                       625,000                   623,438
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL AUTHORITY (0.01%)
 Province of Ontario
                                                                    $                       $
  2.63%; 12/15/05                                                        175,000                   174,661
REGIONAL BANKS (0.78%)
 Fifth Third Bancorp
  3.38%; 08/15/08                                                        350,000                   336,487
 KeyCorp
  4.39%; 07/23/07 /2/                                                  1,750,000                 1,754,028
 Korea Development Bank
  4.25%; 11/13/07                                                         25,000                    24,663
  4.57%; 10/20/09 /2/                                                    760,000                   760,454
 PNC Funding
  5.25%; 11/15/15                                                        775,000                   768,457
  5.75%; 08/01/06                                                      1,180,000                 1,188,517
 Wachovia
  5.25%; 08/01/14                                                      2,095,000                 2,089,015
  5.63%; 12/15/08                                                        865,000                   885,334
  6.38%; 02/01/09                                                        365,000                   379,820
 Wells Fargo
  3.12%; 08/15/08                                                        475,000                   453,673
  4.06%; 09/28/07 /2/                                                  1,160,000                 1,160,965
  5.13%; 02/15/07                                                        610,000                   611,173
                                                                                                10,412,586
REINSURANCE (0.09%)
 Berkshire Hathaway Finance
  4.63%; 10/15/13                                                        400,000                   386,750
  4.75%; 05/15/12                                                        880,000                   862,501
                                                                                                 1,249,251
RENTAL-AUTO & EQUIPMENT (0.06%)
 NationsRent
  9.50%; 05/01/15                                                        350,000                   363,125
 United Rentals
  6.50%; 02/15/12                                                        475,000                   455,406
                                                                                                   818,531
RESORTS & THEME PARKS (0.03%)
 Intrawest
  7.50%; 10/15/13                                                        390,000                   396,825
RETAIL-APPAREL & SHOE (0.04%)
 Foot Locker
  8.50%; 01/15/22                                                        500,000                   540,625
RETAIL-AUTO PARTS (0.08%)
 CSK Auto
  7.00%; 01/15/14                                                        400,000                   374,000
 PEP Boys-Manny, Moe & Jack
  6.92%; 07/07/06                                                        500,000                   502,250
  7.50%; 12/15/14 /7/                                                    275,000                   257,125
                                                                                                 1,133,375
RETAIL-AUTOMOBILE (0.07%)
 Asbury Automotive Group
  9.00%; 06/15/12                                                        500,000                   493,750
 Group 1 Automotive
  8.25%; 08/15/13                                                        500,000                   481,250
                                                                                                   975,000
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RETAIL-DISCOUNT (0.03%)
 Target
                                                                    $                       $
  5.38%; 06/15/09                                                         80,000                    81,226
  5.88%; 03/01/12                                                        280,000                   293,128
                                                                                                   374,354
RETAIL-PROPANE DISTRIBUTION (0.05%)
 AmeriGas Partners
  7.25%; 05/20/15 /1/                                                    300,000                   310,500
 Suburban Propane Partners/Suburban Energy Finance
  6.88%; 12/15/13                                                        400,000                   368,000
                                                                                                   678,500
RETAIL-RESTAURANTS (0.30%)
 Landry's Restaurants
  7.50%; 12/15/14                                                        225,000                   207,000
 Yum! Brands
  7.70%; 07/01/12                                                      2,050,000                 2,315,536
  8.50%; 04/15/06                                                      1,500,000                 1,524,908
                                                                                                 4,047,444
RETAIL-VIDEO RENTAL (0.02%)
 Movie Gallery
  11.00%; 05/01/12 /7/                                                   375,000                   300,000
RUBBER-TIRES (0.03%)
 Goodyear Tire & Rubber
  9.00%; 07/01/15 /1/                                                    400,000                   386,000
SATELLITE TELECOM (0.05%)
 Intelsat
  5.25%; 11/01/08                                                        625,000                   571,875
  7.63%; 04/15/12                                                        175,000                   140,875
                                                                                                   712,750
SAVINGS & LOANS-THRIFTS (0.33%)
 Washington Mutual
  4.45%; 01/15/10 /2/                                                  3,750,000                 3,752,929
  5.50%; 01/15/13                                                        630,000                   634,097
                                                                                                 4,387,026
SCHOOLS (0.03%)
 Knowledge Learning
  7.75%; 02/01/15 /1/                                                    500,000                   465,000
SEMICONDUCTOR EQUIPMENT (0.04%)
 MagnaChip Semiconductor
  7.12%; 12/15/11 /2/                                                    500,000                   491,250
SOVEREIGN (0.55%)
 Chile Government
  4.63%; 01/28/08 /2/                                                  1,000,000                 1,004,500
 Colombia Government
  8.25%; 12/22/14                                                        750,000                   811,500
 Mexico Government
  4.83%; 01/13/09 /2/                                                  1,135,000                 1,153,160
  8.00%; 09/24/22                                                        205,000                   243,745
  8.30%; 08/15/31                                                        750,000                   918,750
  8.38%; 01/14/11                                                      2,090,000                 2,377,375
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SOVEREIGN (CONTINUED)
 South Africa Government
                                                                    $                       $
  6.50%; 06/02/14                                                        765,000                   817,594
                                                                                                 7,326,624
SPECIAL PURPOSE ENTITY (1.48%)
 Borden US Finance/Nova
  Scotia Finance
  8.90%; 07/15/10 /1/ /2/                                                250,000                   248,125
 Crystal US Holdings
  0.00%; 10/01/14 /2/ /5/                                                170,000                   119,425
  0.00%; 10/01/14 /2/ /5/                                                280,000                   193,900
 Da-Lite Screen
  9.50%; 05/15/11                                                        375,000                   395,625
 Farmers Exchange Capital
  7.05%; 07/15/28 /1/                                                    725,000                   732,652
 Fondo Latinoamericano de Reservas
  3.00%; 08/01/06 /1/                                                  2,620,000                 2,586,901
 Interactive Health
  7.25%; 04/01/11 /1/                                                    450,000                   378,000
 John Hancock Global Funding II
  4.22%; 04/03/09 /1/ /2/                                              2,550,000                 2,554,613
 Jostens
  7.63%; 10/01/12                                                        620,000                   610,700
 MBIA Global Funding
  4.00%; 02/20/07 /1/ /2/                                              3,000,000                 2,999,190
 Premium Asset Trust- General Electric Capital Assurance
  4.00%; 08/12/07 /1/ /2/                                              2,175,000                 2,175,120
 Pricoa Global Funding I
  4.10%; 12/22/06 /1/ /2/                                              3,750,000                 3,757,414
 Rio Tinto Finance
  5.75%; 07/03/06                                                        550,000                   554,258
 Tyco International Group Participation Certificate Trust
  4.44%; 06/15/07 /1/                                                  2,500,000                 2,480,900
                                                                                                19,786,823
SPECIFIED PURPOSE ACQUISITION (0.05%)
 Nell
  8.38%; 08/15/15 /1/                                                    700,000                   672,000
SUPRANATIONAL BANK (0.19%)
 Corp Andina de Fomento
  4.56%; 01/26/07 /2/                                                  1,165,000                 1,165,454
  6.88%; 03/15/12                                                      1,220,000                 1,318,554
                                                                                                 2,484,008
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.08%)
 Corning
  8.30%; 04/04/25                                                      1,050,000                 1,090,374
TELECOMMUNICATION SERVICES (0.43%)
 Insight Midwest/Insight Capital
  10.50%; 11/01/10                                                     1,575,000                 1,653,750
 PCCW Capital
  5.25%; 07/20/15 /1/                                                  1,750,000                 1,649,473
 Qwest
  8.88%; 03/15/12 /2/                                                    500,000                   548,750
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELECOMMUNICATION SERVICES (CONTINUED)
 Verizon Global Funding
                                                                    $                       $
  4.90%; 09/15/15                                                      1,280,000                 1,218,405
  5.85%; 09/15/35                                                        640,000                   598,552
                                                                                                 5,668,930
TELEPHONE COMMUNICATION (0.01%)
 Telstra
  6.38%; 04/01/12                                                        125,000                   132,502
TELEPHONE-INTEGRATED (2.35%)
 AT&T
  9.05%; 11/15/11 /2/                                                  1,850,000                 2,044,250
 BellSouth
  4.75%; 11/15/12                                                      1,520,000                 1,468,043
  6.88%; 10/15/31                                                        620,000                   659,056
 British Telecommunications
  7.88%; 12/15/05 /2/                                                  3,225,000                 3,237,619
  8.38%; 12/15/10                                                      4,395,000                 5,010,871
 France Telecom
  7.75%; 03/01/11 /2/                                                  3,240,000                 3,608,848
 KT
  4.88%; 07/15/15 /1/                                                    700,000                   665,928
 MCI
  6.91%; 05/01/07 /2/                                                  1,005,000                 1,015,050
  7.69%; 05/01/09 /2/                                                    625,000                   647,656
 Northwestern Bell Telephone
  6.25%; 01/01/07                                                        250,000                   252,500
 Pacific Bell
  6.88%; 08/15/06                                                        205,000                   208,377
 SBC Communications
  4.39%; 06/05/06 /1/                                                  1,750,000                 1,746,115
 Sprint Capital
  6.90%; 05/01/19                                                      1,455,000                 1,579,317
  8.75%; 03/15/32                                                        230,000                   297,490
 Telecom Italia Capital
  4.00%; 01/15/10                                                      3,245,000                 3,084,639
  4.48%; 02/01/11 /2/                                                  1,420,000                 1,424,913
  4.95%; 09/30/14                                                        590,000                   559,827
  5.25%; 10/01/15                                                      1,200,000                 1,155,169
 Telefonica Europe
  7.75%; 09/15/10                                                        615,000                   678,088
 Telefonos de Mexico
  4.50%; 11/19/08                                                        765,000                   748,443
  8.25%; 01/26/06                                                      1,190,000                 1,200,710
                                                                                                31,292,909
TELEVISION (0.17%)
 BSKYB Finance
  5.63%; 10/15/15 /1/                                                  2,300,000                 2,264,867
TEXTILE-HOME FURNISHINGS (0.03%)
 Mohawk Industries
  6.50%; 04/15/07                                                        455,000                   464,182
TOBACCO (0.04%)
 R.J. Reynolds Tobacco Holdings
  6.50%; 07/15/10 /1/                                                    500,000                   491,250
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TRANSPORT-EQUIPMENT & LEASING (0.02%)
 Greenbrier
                                                                    $                       $
  8.38%; 05/15/15                                                        250,000                   256,875
TRANSPORT-RAIL (0.29%)
 CSX
  4.01%; 08/03/06 /2/                                                  2,000,000                 2,003,658
  4.88%; 11/01/09                                                      1,425,000                 1,409,998
 Progress Rail Services/Progress Metal Reclamation
  7.75%; 04/01/12 /1/                                                    225,000                   230,063
 Union Pacific
  4.70%; 01/02/24                                                        189,357                   179,669
  6.63%; 02/01/29                                                         45,000                    49,503
                                                                                                 3,872,891
TRANSPORT-SERVICES (0.06%)
 CHC Helicopter
  7.38%; 05/01/14 /1/                                                    500,000                   501,250
 FedEx
  3.50%; 04/01/09                                                        260,000                   248,252
                                                                                                   749,502
VITAMINS & NUTRITION PRODUCTS (0.06%)
 NBTY
  7.13%; 10/01/15 /1/                                                    350,000                   341,250
 WH Holdings/WH Capital
  9.50%; 04/01/11                                                        370,000                   401,450
                                                                                                   742,700
WIRE & CABLE PRODUCTS (0.03%)
 Superior Essex Communications
  9.00%; 04/15/12                                                        450,000                   443,250
                                                                    TOTAL BONDS              1,009,699,636

                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (11.69%)
4.00%; 09/01/10                                                        3,283,371                 3,181,101
4.50%; 12/01/09                                                        1,044,787                 1,030,115
4.50%; 02/01/10                                                          531,226                   523,060
4.50%; 04/01/11                                                        3,776,210                 3,714,510
4.50%; 05/01/11                                                        1,639,026                 1,612,246
4.50%; 07/01/18                                                          663,800                   643,180
4.50%; 11/01/18                                                        2,045,197                 1,981,665
4.50%; 11/01/20 /8/                                                   22,475,000                21,737,550
5.00%; 12/01/17                                                          499,347                   493,092
5.00%; 01/01/18                                                        2,886,422                 2,850,264
5.00%; 05/01/18                                                        1,566,728                 1,546,956
5.00%; 10/01/18                                                        2,869,636                 2,832,830
5.00%; 12/01/18                                                        4,930,949                 4,867,705
5.00%; 11/01/20 /8/                                                    2,025,000                 1,997,156
5.00%; 11/01/35 /8/                                                   31,570,000                30,366,394
5.50%; 04/01/09                                                           44,410                    44,656
5.50%; 08/01/09                                                          119,909                   120,573
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
                                                                    $                       $
5.50%; 02/01/17                                                        1,006,240                 1,013,162
5.50%; 05/01/17                                                        1,100,165                 1,107,664
5.50%; 09/01/17                                                          107,970                   108,709
5.50%; 03/01/18                                                          560,000                   563,690
5.50%; 04/01/18                                                        3,524,228                 3,548,073
5.50%; 12/01/18                                                           11,795                    11,796
5.50%; 11/01/20 /8/                                                    2,550,000                 2,565,937
5.50%; 06/01/24                                                        4,082,534                 4,057,267
5.50%; 04/01/33                                                        1,190,626                 1,177,223
5.50%; 05/01/33                                                        1,374,052                 1,358,584
5.50%; 10/01/33                                                        1,354,799                 1,339,548
5.50%; 12/01/33                                                        5,362,546                 5,302,180
5.50%; 09/01/34                                                        4,309,293                 4,257,073
5.50%; 11/01/35 /8/                                                   39,500,000                38,981,562
6.00%; 12/01/16                                                           19,042                    19,460
6.00%; 12/01/16                                                           12,165                    12,432
6.00%; 02/01/17                                                           99,974                   102,167
6.00%; 03/01/17                                                           76,452                    78,129
6.00%; 04/01/17                                                          168,603                   172,303
6.00%; 03/01/22                                                          799,102                   812,825
6.00%; 07/01/23                                                        2,633,013                 2,677,574
6.00%; 06/01/28                                                           53,035                    53,717
6.00%; 01/01/29                                                           19,512                    19,763
6.00%; 03/01/31                                                          125,645                   127,071
6.00%; 04/01/31                                                           36,160                    36,571
6.00%; 12/01/31                                                          761,776                   770,422
6.00%; 02/01/32                                                           41,213                    41,680
6.00%; 12/01/32                                                          719,365                   727,234
6.00%; 02/01/33                                                          877,600                   886,982
6.00%; 12/01/33                                                        1,292,181                 1,305,995
6.50%; 06/01/17                                                          846,748                   873,267
6.50%; 03/01/29                                                           93,098                    95,801
6.50%; 03/01/29                                                           11,339                    11,664
6.50%; 05/01/29                                                          138,116                   142,076
6.50%; 04/01/31                                                           82,425                    84,665
6.50%; 06/01/31                                                            5,098                     5,236
6.50%; 09/01/31                                                           71,962                    73,917
6.50%; 02/01/32                                                           56,243                    57,740
6.50%; 02/01/32                                                           48,875                    50,204
6.50%; 05/01/32                                                          174,433                   179,077
6.50%; 09/01/32                                                          540,323                   554,708
7.00%; 08/01/16                                                           79,507                    82,874
7.00%; 12/01/29                                                           88,768                    92,700
7.00%; 06/01/30                                                           65,854                    68,750
7.00%; 12/01/30                                                           71,844                    75,003
7.00%; 06/01/31                                                            2,568                     2,681
7.00%; 09/01/31                                                           21,212                    22,145
7.00%; 04/01/32                                                          260,178                   271,618
7.50%; 09/01/30                                                           19,213                    20,321
7.50%; 09/01/30                                                           21,792                    23,049
7.50%; 12/01/30                                                            4,272                     4,518
7.50%; 01/01/31                                                          103,581                   109,554
7.50%; 03/01/31                                                           33,093                    35,001
7.50%; 02/01/32                                                           51,002                    53,936
8.00%; 09/01/30                                                          133,014                   141,692
8.00%; 11/01/30                                                            3,462                     3,688
                                                       TOTAL FHLMC CERTIFICATES                155,915,731
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (16.57%)
                                                                    $                       $
4.25%; 06/01/34 /2/                                                    1,450,642                 1,431,360
4.34%; 12/01/34 /2/                                                    2,148,163                 2,119,711
4.39%; 07/01/34 /2/                                                      840,130                   829,654
4.50%; 06/01/18                                                        1,608,238                 1,557,883
4.50%; 12/01/20 /8/                                                    8,000,000                 7,727,504
4.50%; 11/01/35 /8/                                                    5,100,000                 4,763,716
4.65%; 03/01/35 /2/                                                    2,322,899                 2,292,139
5.00%; 03/01/10                                                          832,122                   829,204
5.00%; 09/01/17                                                        1,283,541                 1,267,543
5.00%; 03/01/18                                                        2,026,928                 2,000,892
5.00%; 11/01/20 /8/                                                   33,500,000                33,039,375
5.00%; 11/01/35 /8/                                                   50,150,000                48,253,728
5.50%; 09/01/17                                                          276,476                   278,490
5.50%; 10/01/17                                                          559,353                   563,427
5.50%; 12/01/20 /8/                                                   11,000,000                11,058,432
5.50%; 02/01/23                                                          984,473                   978,612
5.50%; 06/01/23                                                        3,617,187                 3,595,653
5.50%; 07/01/23                                                           61,028                    60,665
5.50%; 07/01/33                                                        2,043,498                 2,019,209
5.50%; 09/01/33                                                        3,006,260                 2,970,528
5.50%; 11/01/35 /8/                                                   27,250,000                26,875,312
6.00%; 05/01/09                                                           52,504                    53,769
6.00%; 05/01/09                                                          145,649                   149,160
6.00%; 07/01/09                                                          294,955                   302,064
6.00%; 07/01/09                                                          155,406                   159,152
6.00%; 02/01/23                                                          327,201                   332,381
6.00%; 05/01/32                                                          142,852                   144,214
6.00%; 03/01/33                                                        1,207,850                 1,219,372
6.00%; 10/01/33                                                          616,306                   621,903
6.00%; 11/01/33                                                        2,343,399                 2,364,682
6.00%; 12/01/33                                                        2,223,224                 2,243,415
6.00%; 02/01/34                                                        1,315,619                 1,327,568
6.00%; 11/01/35 /8/                                                   40,500,000                40,841,739
6.50%; 04/01/10                                                           28,120                    29,097
6.50%; 01/01/11                                                           93,875                    97,135
6.50%; 02/01/11                                                          167,424                   173,237
6.50%; 03/01/11                                                          267,838                   277,137
6.50%; 07/01/16                                                           56,636                    58,490
6.50%; 02/01/17                                                          130,183                   134,444
6.50%; 03/01/17                                                           44,012                    45,456
6.50%; 04/01/17                                                           45,619                    47,116
6.50%; 08/01/17                                                          935,235                   965,923
6.50%; 05/01/22                                                           53,539                    55,349
6.50%; 12/01/31                                                           55,677                    57,260
6.50%; 02/01/32                                                           38,994                    40,102
6.50%; 02/01/32                                                           94,456                    97,092
6.50%; 04/01/32                                                           32,606                    33,516
6.50%; 06/01/32                                                          163,765                   168,335
6.50%; 08/01/32                                                          202,277                   207,922
6.50%; 09/01/32                                                          445,358                   457,787
6.50%; 11/01/35 /8/                                                   12,750,000                13,084,687
7.00%; 08/01/29                                                           30,133                    31,530
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
                                                                    $                       $
7.00%; 09/01/31                                                           52,462                    54,882
7.00%; 02/01/32                                                           98,551                   103,066
7.00%; 03/01/32                                                          304,030                   318,053
7.50%; 08/01/32                                                          187,342                   197,747
                                                        TOTAL FNMA CERTIFICATES                221,007,819

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (2.87%)
5.00%; 11/01/35 /8/                                                    3,000,000                 2,925,936
5.00%; 12/01/35 /8/                                                    2,500,000                 2,435,155
5.50%; 05/20/35                                                        1,207,653                 1,204,251
5.50%; 12/01/35 /8/                                                   20,000,000                19,943,760
6.00%; 07/20/28                                                          392,707                   399,134
6.00%; 11/20/28                                                          365,479                   371,460
6.00%; 01/20/29                                                          393,623                   399,922
6.00%; 07/20/29                                                           96,316                    97,857
6.00%; 08/15/31                                                          133,759                   136,152
6.00%; 01/15/32                                                           43,704                    44,480
6.00%; 02/15/32                                                          642,348                   653,760
6.00%; 02/15/33                                                          332,460                   338,350
6.00%; 11/20/33                                                        4,828,271                 4,900,241
6.00%; 12/15/33                                                          400,603                   407,700
6.50%; 03/20/28                                                           76,952                    79,548
6.50%; 05/20/29                                                           62,547                    64,613
6.50%; 10/20/31                                                          691,021                   712,882
6.50%; 02/20/32                                                           36,797                    37,950
6.50%; 10/15/32                                                          223,097                   231,480
6.50%; 12/15/32                                                        1,999,146                 2,074,260
7.00%; 04/15/31                                                            4,285                     4,505
7.00%; 06/15/31                                                          118,676                   124,781
7.00%; 07/15/31                                                           22,281                    23,424
7.00%; 06/15/32                                                          582,227                   612,046
7.50%; 10/20/30                                                            6,718                     7,082
8.00%; 01/20/31                                                           40,980                    43,589
                                                        TOTAL GNMA CERTIFICATES                 38,274,318

                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
TREASURY BONDS (20.54%)
 U.S. Treasury
  3.50%; 02/15/10                                                     22,500,000                21,654,495
  3.63%; 07/15/09 /6/                                                 32,250,000                31,350,515
  3.88%; 02/15/13                                                      8,400,000                 8,063,672
  4.00%; 02/15/14 /6/                                                  6,300,000                 6,054,155
  4.25%; 08/15/13                                                     11,100,000                10,885,370
  4.25%; 11/15/14 /6/                                                 18,675,000                18,219,069
  4.38%; 08/15/12                                                     19,750,000                19,587,220
  4.75%; 05/15/14 /6/                                                  7,500,000                 7,593,750
  4.88%; 02/15/12 /6/                                                 17,550,000                17,898,947
  5.00%; 02/15/11 /6/                                                 15,250,000                15,627,682
  5.38%; 02/15/31 /6/                                                 13,470,000                14,690,719
  6.00%; 02/15/26                                                      5,150,000                 5,920,486
                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
TREASURY BONDS (CONTINUED)
                                                                    $                       $
  6.13%; 08/15/29                                                         25,000                    29,633
  6.25%; 08/15/23 /6/                                                  6,660,000                 7,772,686
  6.25%; 05/15/30 /6/                                                  4,255,000                 5,141,236
  6.75%; 08/15/26                                                      3,000,000                 3,747,186
  7.25%; 05/15/16 /6/                                                  2,000,000                 2,427,188
  7.50%; 11/15/16 /6/                                                 24,010,000                29,793,961
  8.00%; 11/15/21                                                      9,785,000                13,234,976
  8.13%; 08/15/19                                                      9,350,000                12,486,271
 U.S. Treasury Inflation-Indexed Obligations
  2.00%; 01/15/14 /6/                                                 10,071,167                10,099,094
  3.50%; 01/15/11                                                      6,573,163                 7,120,070
  3.88%; 01/15/09                                                      1,796,340                 1,922,504
  4.25%; 01/15/10                                                      2,451,414                 2,702,206
                                                           TOTAL TREASURY BONDS                274,023,091

                                                                     Principal
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (6.13%)
FINANCE-MORTGAGE LOAN/BANKER (1.41%)
 Investment in Joint Trading Account; Federal Home Loan Bank
  3.72%; 11/01/05                                                     18,774,990                18,774,990
FINANCE-OTHER SERVICES (4.49%)
 Investment in Joint Trading Account; HSBC Funding
  4.04%; 11/01/05                                                     59,951,440                59,951,440
MULTIMEDIA (0.23%)
 Cox Enterprises
  4.22%; 02/15/06                                                      3,000,000                 3,000,000
                                                         TOTAL COMMERCIAL PAPER                 81,726,430













                                                                      Maturity
                                                                       Amount                    Value
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.17%)
  Morgan Stanley; 3.95%; dated 10/31/05 maturing 11/01/05
  (collateralized by U.S. Treasury Strips; $2,302,140;                                      $
  02/15/26 - 02/15/27) /9/                                          $  2,257,248                 2,257,000
                                                    TOTAL REPURCHASE AGREEMENTS                  2,257,000
                                                                                            --------------

                                          TOTAL PORTFOLIO INVESTMENTS (133.67%)              1,782,904,025
OTHER ASSETS AND LIABILITIES, NET (-33.67%)                                                   (449,114,431)
                                                     TOTAL NET ASSETS (100.00%)             $1,333,789,594
                                                                                            -----------------



                            SCHEDULE OF INVESTMENTS
                        BOND & MORTGAGE SECURITIES FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        BOND & MORTGAGE SECURITIES FUND
                                OCTOBER 31, 2005


/1 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid. At the end of the period, the value of these securities totaled $92,792,410 or 6.96% of net assets.
/2 /Variable rate.
/3 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $89,347,553 or 6.70% of net assets.
/4 /Security purchased on a when-issued basis. See Notes to Financial
  Statements.
/5 /Non-income producing security.
/6 /Security or a portion of the security was pledged as collateral for reverse repurchase agreements. At the end of the period, the value of these securities totaled $120,506,680 or 9.03% of net assets.
/7 /Security or a portion of the security was on loan at the end of the period. /8 /Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.
/9 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $    5,220,453
Unrealized Depreciation                         (19,353,057)
                                             --------------
Net Unrealized Appreciation (Depreciation)      (14,132,604)
Cost for federal income tax purposes         $1,797,036,629


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                    Percentage of
                                                               Total Value
----------------------------------------------------------------------------------
 Mortgage Securities             $  594,162,272                    33.33%
 Government                         358,611,610                    20.12
 Asset Backed
 Securities                         266,798,901                    14.97
 Financial                          254,927,092                    14.30
 Communications                      90,554,822                     5.08
 Utilities                           47,304,488                     2.65
 Consumer,
 Non-cyclical                        42,853,811                     2.41
 Consumer, Cyclical                  37,507,509                     2.11
 Energy                              37,489,615                     2.10
 Industrial                          35,134,966                     1.97
 Basic Materials                     12,982,113                     0.73
 Technology                           2,741,162                     0.15
 Diversified                          1,835,664                     0.10
 Swap Agreements                       (295,354)                   (0.02)
                TOTAL            $1,782,608,671                   100.00%
                                --------------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

                                                      Notional     Unrealized
                    Description                        Amount      Gain (Loss)
-------------------------------------------------------------------------------
SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Buy protection for CDX4 HY Index and pay quarterly   $ 9,900,000   $  (9,387)
3.60% to Morgan Stanley.
Expires June 2010
INTEREST RATE SWAPS
Pay semi-annually a fixed rate of 4.615% to Morgan    10,000,000     133,714
Stanley and receive quarterly a floating rate based
on 3-month LIBOR.
Expires August 2010.
TOTAL RETURN SWAPS
Receive a monthly return equal to the Lehman ERISA    31,500,000    (338,191)
Eligible CMBS Index and pay monthly a floating rate
based on 1-month LIBOR less 25 basis points with
Morgan Stanley. Expires November 2005.

Receive a monthly return equal to the Lehman ERISA
Eligible CMBS Index and pay monthly a floating rate    7,500,000     (81,490)
based on 1-month LIBOR less 10 basis points with
Morgan Stanley. Expires December 2005.


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        BOND & MORTGAGE SECURITIES FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        DISCIPLINED LARGECAP BLEND FUND
                                OCTOBER 31, 2005

                                            Shares

                                            Held                                  Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (99.19%)
ADVERTISING AGENCIES (0.39%)
                                                                              $
 Omnicom Group                                              29,549               2,451,385
AEROSPACE & DEFENSE (0.10%)
 Boeing                                                      9,468                 612,012
AEROSPACE & DEFENSE EQUIPMENT (1.72%)
 General Dynamics                                           25,711               2,990,189
 Goodrich                                                   20,940                 755,306
 Lockheed Martin                                            43,550               2,637,388
 United Technologies                                        85,899               4,404,901
                                                                                10,787,784
AGRICULTURAL OPERATIONS (0.29%)
 Archer Daniels Midland                                     74,320               1,811,178
APPAREL MANUFACTURERS (0.96%)
 Coach /1/                                                  99,013               3,186,238
 Liz Claiborne                                              16,330                 574,816
 Polo Ralph Lauren                                          17,730                 872,316
 VF                                                         26,676               1,393,821
                                                                                 6,027,191
APPLICATIONS SOFTWARE (2.30%)
 Citrix Systems /1/                                         46,230               1,274,561
 Microsoft                                                 510,483              13,119,413
                                                                                14,393,974
ATHLETIC FOOTWEAR (0.48%)
 Nike                                                       35,770               3,006,468
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.48%)
 Paccar                                                     42,794               2,996,436
BEVERAGES-NON-ALCOHOLIC (2.39%)
 Coca-Cola                                                 164,237               7,026,059
 PepsiCo                                                   134,550               7,949,214
                                                                                14,975,273
BEVERAGES-WINE & SPIRITS (0.45%)
 Brown-Forman                                               24,686               1,563,611
 Constellation Brands /1/                                   54,360               1,279,635
                                                                                 2,843,246
BUILDING PRODUCTS-AIR & HEATING (0.24%)
 American Standard                                          39,565               1,505,053
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.41%)
 Lafarge North America                                      21,510               1,301,570
 Martin Marietta Materials                                  16,320               1,287,811
                                                                                 2,589,381
BUILDING-RESIDENTIAL & COMMERCIAL (0.28%)
 KB Home                                                    26,443               1,728,050
CABLE TV (0.42%)
 Comcast /1/                                                94,894               2,640,900
CELLULAR TELECOMMUNICATIONS (0.23%)
 Nextel Partners /1/                                        58,091               1,460,989
CHEMICALS-DIVERSIFIED (0.63%)
 Dow Chemical                                               44,196               2,026,829
 PPG Industries                                             31,622               1,896,371
                                                                                 3,923,200
                                            Shares

                                            Held                                  Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (0.43%)
 Eastman Chemical                                           27,675            $  1,460,133
 Sigma-Aldrich /2/                                          19,180               1,221,766
                                                                                 2,681,899
COATINGS & PAINT (0.32%)
 Sherwin-Williams                                           47,404               2,017,040
COMMERCIAL BANKS (0.80%)
 BB&T                                                       62,210               2,633,971
 Marshall & Ilsley                                          25,113               1,078,855
 UnionBanCal                                                19,443               1,331,457
                                                                                 5,044,283
COMMERCIAL SERVICE-FINANCE (0.16%)
 Equifax                                                    29,910               1,030,998
COMMERCIAL SERVICES (0.13%)
 Alliance Data Systems /1/                                  22,550                 801,878
COMPUTER AIDED DESIGN (0.53%)
 Autodesk                                                   74,136               3,345,758
COMPUTERS (3.33%)
 Apple Computer /1/                                         94,354               5,433,847
 Dell /1/                                                  102,154               3,256,670
 Hewlett-Packard                                           215,628               6,046,209
 International Business Machines                            75,122               6,150,989
                                                                                20,887,715
COMPUTERS-INTEGRATED SYSTEMS (0.30%)
 NCR /1/                                                    61,953               1,872,220
COMPUTERS-MEMORY DEVICES (0.47%)
 EMC /1/                                                   212,286               2,963,513
CONSUMER PRODUCTS-MISCELLANEOUS (0.39%)
 Kimberly-Clark                                             43,285               2,460,319
COSMETICS & TOILETRIES (2.06%)
 Colgate-Palmolive                                          30,590               1,620,047
 Procter & Gamble                                          201,766              11,296,878
                                                                                12,916,925
CRUISE LINES (0.35%)
 Carnival                                                   43,547               2,162,979
DATA PROCESSING & MANAGEMENT (0.48%)
 Global Payments                                            48,222               2,066,313
 SEI Investments                                            24,430                 947,884
                                                                                 3,014,197
DIRECT MARKETING (0.22%)
 Harte-Hanks                                                53,665               1,373,824
DISPOSABLE MEDICAL PRODUCTS (0.36%)
 C.R. Bard                                                  36,285               2,263,458
DIVERSIFIED MANUFACTURING OPERATIONS (4.60%)
 3M                                                         11,510                 874,530
 Eaton                                                      19,194               1,129,183
 General Electric /3/                                      563,516              19,108,828
 Honeywell International                                    64,547               2,207,507
 Ingersoll-Rand                                             57,280               2,164,611
 ITT Industries                                             11,225               1,140,460
                                            Shares

                                            Held                                  Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
 Textron                                                    15,955            $  1,149,398
 Tyco International                                         40,833               1,077,583
                                                                                28,852,100
DRUG DELIVERY SYSTEMS (0.18%)
 Hospira /1/                                                27,990               1,115,402
E-COMMERCE-SERVICES (0.25%)
 eBay /1/                                                   15,371                 608,692
 Monster Worldwide /1/                                      30,010                 984,628
                                                                                 1,593,320
ELECTRIC PRODUCTS-MISCELLANEOUS (0.33%)
 Ametek /2/                                                 30,665               1,248,985
 Emerson Electric                                           11,471                 797,808
                                                                                 2,046,793
ELECTRIC-INTEGRATED (2.70%)
 Allegheny Energy /1/ /2/                                   45,130               1,275,374
 Constellation Energy Group                                 48,467               2,655,991
 Edison International                                       76,721               3,357,311
 Exelon                                                     83,206               4,329,208
 FirstEnergy                                                31,080               1,476,300
 TXU                                                        38,285               3,857,214
                                                                                16,951,398
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.90%)
 Broadcom /1/                                               34,730               1,474,636
 Freescale Semiconductor /1/                                49,120               1,172,986
 Intel                                                     400,393               9,409,235
 NVIDIA /1/                                                 51,062               1,713,130
 Texas Instruments                                         154,232               4,403,324
                                                                                18,173,311
ELECTRONIC CONNECTORS (0.17%)
 Amphenol /2/                                               25,966               1,037,861
ELECTRONIC FORMS (0.56%)
 Adobe Systems                                             108,871               3,511,090
ENGINES-INTERNAL COMBUSTION (0.19%)
 Cummins                                                    13,713               1,170,679
ENTERPRISE SOFTWARE & SERVICE (0.31%)
 Oracle /1/                                                151,062               1,915,466
FINANCE-COMMERCIAL (0.26%)
 CIT Group                                                  36,031               1,647,698
FINANCE-CREDIT CARD (1.36%)
 American Express                                          116,198               5,783,174
 Capital One Financial                                      36,291               2,770,818
                                                                                 8,553,992
FINANCE-INVESTMENT BANKER & BROKER (5.86%)
 Bear Stearns                                               21,770               2,303,266
 Citigroup /3/                                             270,711              12,393,150
 Goldman Sachs Group                                        44,890               5,672,749
 JP Morgan Chase                                           152,856               5,597,587
 Lehman Brothers Holdings                                   40,256               4,817,435
 Merrill Lynch                                              63,529               4,112,867
                                            Shares

                                            Held                                  Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Morgan Stanley                                             34,133            $  1,857,177
                                                                                36,754,231
FINANCE-MORTGAGE LOAN/BANKER (0.30%)
 Countrywide Financial                                      58,836               1,869,220
FINANCIAL GUARANTEE INSURANCE (0.29%)
 MGIC Investment                                            30,251               1,792,069
FOOD-CONFECTIONERY (0.33%)
 Hershey                                                    36,030               2,047,585
FOOD-MISCELLANEOUS/DIVERSIFIED (0.50%)
 Kellogg                                                    71,026               3,137,218
FOOD-RETAIL (0.30%)
 Kroger /1/                                                 93,730               1,865,227
GAS-DISTRIBUTION (0.39%)
 Energen                                                    38,469               1,446,434
 UGI                                                        43,138               1,018,057
                                                                                 2,464,491
HOTELS & MOTELS (0.47%)
 Hilton Hotels                                              44,329                 862,199
 Starwood Hotels & Resorts Worldwide                        35,339               2,064,858
                                                                                 2,927,057
HUMAN RESOURCES (0.17%)
 Robert Half International                                  28,423               1,048,240
INTERNET SECURITY (0.20%)
 McAfee /1/                                                 41,210               1,237,536
INVESTMENT COMPANIES (0.15%)
 American Capital Strategies                                24,520                 920,971
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.16%)
 Ameriprise Financial /1/                                   22,355                 832,053
 Franklin Resources                                         43,284               3,825,007
 Nuveen Investments                                         34,369               1,390,913
 T. Rowe Price Group                                        18,690               1,224,569
                                                                                 7,272,542
LEISURE & RECREATION PRODUCTS (0.18%)
 Brunswick                                                  29,810               1,136,655
LIFE & HEALTH INSURANCE (1.34%)
 Cigna                                                      27,220               3,153,981
 Prudential Financial                                       72,317               5,263,955
                                                                                 8,417,936
MACHINERY-CONSTRUCTION & MINING (0.52%)
 Caterpillar                                                61,844               3,252,376
MEDICAL INSTRUMENTS (0.61%)
 Medtronic                                                  12,691                 719,072
 St. Jude Medical /1/                                       64,022               3,077,538
                                                                                 3,796,610
MEDICAL PRODUCTS (2.21%)
 Becton Dickinson                                           38,364               1,946,973
 Johnson & Johnson                                         189,941              11,894,105
                                                                                13,841,078
                                            Shares

                                            Held                                  Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-BIOMEDICAL/GENE (1.96%)
                                                                              $
 Amgen /1/                                                  91,525               6,933,934
 Charles River Laboratories International
  /1/                                                       17,026                 745,058
 Genentech /1/                                              10,570                 957,642
 Genzyme /1/                                                45,363               3,279,745
 Invitrogen /1/                                              5,412                 344,149
                                                                                12,260,528
MEDICAL-DRUGS (2.81%)
 Abbott Laboratories                                        57,496               2,475,203
 Eli Lilly                                                   7,681                 382,437
 Merck                                                      12,977                 366,211
 Pfizer                                                    385,927               8,390,053
 Sepracor /1/                                               17,310                 973,687
 Wyeth                                                     112,910               5,031,270
                                                                                17,618,861
MEDICAL-GENERIC DRUGS (0.15%)
 Barr Pharmaceuticals /1/                                   16,660                 957,117
MEDICAL-HMO (2.74%)
 Aetna                                                      42,616               3,774,073
 Humana /1/                                                 26,900               1,194,091
 Pacificare Health Systems /1/                              13,962               1,149,910
 UnitedHealth Group                                         97,361               5,636,228
 WellPoint /1/                                              72,994               5,451,192
                                                                                17,205,494
METAL PROCESSORS & FABRICATION (0.17%)
 Precision Castparts                                        22,444               1,062,948
METAL-COPPER (0.47%)
 Phelps Dodge                                               24,370               2,935,854
METAL-DIVERSIFIED (0.43%)
 Freeport-McMoRan Copper & Gold                             53,916               2,664,529
MONEY CENTER BANKS (1.87%)
 Bank of America                                           267,808              11,713,922
MULTI-LINE INSURANCE (2.32%)
 Allstate                                                   51,839               2,736,581
 American International Group                              129,054               8,362,699
 MetLife                                                    69,471               3,432,562
                                                                                14,531,842
MULTIMEDIA (1.53%)
 McGraw-Hill                                                70,243               3,437,692
 News                                                       48,250                 687,563
 Time Warner /1/                                           148,290               2,644,011
 Viacom                                                     48,024               1,487,303
 Walt Disney                                                54,782               1,335,037
                                                                                 9,591,606
NETWORKING PRODUCTS (0.91%)
 Cisco Systems /1/                                         327,165               5,709,029
OFFICE AUTOMATION & EQUIPMENT (0.23%)
 Pitney Bowes                                               34,412               1,448,057
OIL & GAS DRILLING (0.33%)
 Transocean /1/                                             35,922               2,065,156
                                            Shares

                                            Held                                  Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (1.26%)
                                                                              $
 Burlington Resources                                       53,135               3,837,410
 Devon Energy                                               37,070               2,238,286
 Newfield Exploration /1/                                   21,690                 983,208
 Noble Energy                                               21,440                 858,672
                                                                                 7,917,576
OIL COMPANY-INTEGRATED (6.50%)
 Amerada Hess                                                9,965               1,246,622
 ChevronTexaco                                             142,973               8,159,469
 ConocoPhillips                                            108,142               7,070,324
 Exxon Mobil                                               373,025              20,941,623
 Occidental Petroleum                                       42,222               3,330,471
                                                                                40,748,509
OIL FIELD MACHINERY & EQUIPMENT (0.15%)
 Grant Prideco /1/                                          24,470                 951,638
OIL REFINING & MARKETING (0.84%)
 Sunoco                                                     21,250               1,583,125
 Valero Energy                                              34,730               3,654,985
                                                                                 5,238,110
OIL-FIELD SERVICES (0.47%)
 Baker Hughes                                               28,420               1,561,963
 BJ Services                                                39,390               1,368,803
                                                                                 2,930,766
OPTICAL SUPPLIES (0.48%)
 Alcon                                                       9,012               1,197,695
 Bausch & Lomb                                              24,594               1,824,629
                                                                                 3,022,324
PHARMACY SERVICES (0.62%)
 Caremark Rx /1/                                            74,654               3,911,870
PIPELINES (0.47%)
 Equitable Resources                                        19,888                 768,671
 Questar                                                    27,938               2,200,118
                                                                                 2,968,789
POULTRY (0.17%)
 Pilgrim's Pride                                            34,657               1,091,002
PRINTING-COMMERCIAL (0.18%)
 R.R. Donnelley & Sons                                      32,358               1,133,177
PROPERTY & CASUALTY INSURANCE (1.09%)
 Chubb                                                      26,440               2,458,127
 St. Paul Travelers                                         97,460               4,388,624
                                                                                 6,846,751
REGIONAL BANKS (3.57%)
 Comerica                                                   37,845               2,186,684
 KeyCorp                                                    82,428               2,657,479
 PNC Financial Services Group                               32,662               1,982,910
 SunTrust Banks                                             26,180               1,897,526
 U.S. Bancorp                                               57,934               1,713,688
 Wachovia                                                  136,915               6,916,946
 Wells Fargo                                                83,229               5,010,386
                                                                                22,365,619
RETAIL-APPAREL & SHOE (0.54%)
 Nordstrom                                                  97,978               3,394,938
                                            Shares

                                            Held                                  Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-ARTS & CRAFTS (0.21%)
                                                                              $
 Michaels Stores                                            38,887               1,286,382
RETAIL-BEDDING (0.30%)
 Bed Bath & Beyond /1/                                      47,122               1,909,383
RETAIL-BUILDING PRODUCTS (1.04%)
 Home Depot                                                158,146               6,490,312
RETAIL-DISCOUNT (1.51%)
 Target                                                     74,656               4,157,593
 Wal-Mart Stores                                           112,602               5,327,200
                                                                                 9,484,793
RETAIL-DRUG STORE (0.31%)
 CVS                                                        12,360                 301,708
 Walgreen                                                   36,152               1,642,385
                                                                                 1,944,093
RETAIL-MAJOR DEPARTMENT STORE (0.39%)
 J.C. Penney                                                47,690               2,441,728
RETAIL-OFFICE SUPPLIES (0.39%)
 Staples                                                   107,436               2,442,020
RETAIL-REGIONAL DEPARTMENT STORE (0.31%)
 Federated Department Stores                                32,142               1,972,555
RETAIL-RESTAURANTS (1.02%)
 Brinker International /1/                                  23,810                 907,637
 Darden Restaurants                                         55,733               1,806,864
 McDonald's                                                115,992               3,665,347
                                                                                 6,379,848
SAVINGS & LOANS-THRIFTS (0.30%)
 Washington Mutual                                          48,187               1,908,205
STEEL PRODUCERS (0.32%)
 Nucor                                                      33,699               2,016,885
TELECOMMUNICATION EQUIPMENT (0.61%)
 Comverse Technology /1/                                    53,135               1,333,689
 Harris                                                     26,429               1,086,232
 Tellabs /1/                                               149,620               1,430,367
                                                                                 3,850,288
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.38%)
 Corning /1/                                               117,160               2,353,744
TELECOMMUNICATION SERVICES (0.18%)
 Amdocs /1/                                                 42,251               1,118,384
TELEPHONE-INTEGRATED (2.79%)
 AT&T                                                      111,977               2,214,905
 BellSouth                                                  41,887               1,089,900
 Qwest Communications International /1/
  /2/                                                      285,130               1,243,167
 SBC Communications                                        213,141               5,083,413
 Sprint Nextel                                             107,047               2,495,265
 Verizon Communications                                    169,675               5,346,459
                                                                                17,473,109
THERAPEUTICS (0.61%)
 Gilead Sciences /1/                                        81,133               3,833,534
                                            Shares

                                            Held                                  Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TOBACCO (1.67%)
                                                                              $
 Altria Group                                              119,878               8,996,844
 Reynolds American                                          17,630               1,498,550
                                                                                10,495,394
TOOLS-HAND HELD (0.18%)
 Black & Decker                                             13,464               1,105,798
TRANSPORT-RAIL (0.82%)
 Burlington Northern Santa Fe                               45,619               2,831,115
 Norfolk Southern                                           56,770               2,282,154
                                                                                 5,113,269
TRANSPORT-SERVICES (0.87%)
 United Parcel Service                                      74,630               5,443,512
TRANSPORT-TRUCK (0.18%)
 CNF                                                        20,190               1,136,092
WEB PORTALS (0.63%)
 Google /1/                                                  3,850               1,432,739
 Yahoo /1/                                                  67,474               2,494,514
                                                                                 3,927,253
WIRELESS EQUIPMENT (1.02%)
 Motorola                                                  230,949               5,117,830
 Qualcomm                                                   31,908               1,268,662
                                                                                 6,386,492
                                              TOTAL COMMON STOCKS              621,738,763

                                            Principal

                                            Amount                                Value

--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.88%)
FINANCE-MORTGAGE LOAN/BANKER (3.88%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                       $                      $
  3.72%; 11/01/05                                       24,286,763              24,286,763
                                           TOTAL COMMERCIAL PAPER               24,286,763








                                            Maturity

                                            Amount                                Value

--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.89%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by
  U.S. Treasury Strips; $5,716,081;
  02/15/26 - 02/15/27) /4/                             $ 5,604,615            $  5,604,000
                                      TOTAL REPURCHASE AGREEMENTS                5,604,000
                                                                              ------------

                            TOTAL PORTFOLIO INVESTMENTS (103.96%)              651,629,526
OTHER ASSETS AND LIABILITIES, NET (-3.96%)                                     (24,825,246)
                                       TOTAL NET ASSETS (100.00%)             $626,804,280
                                                                              ---------------



                                      149

S

                            SCHEDULE OF INVESTMENTS
                        DISCIPLINED LARGECAP BLEND FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        DISCIPLINED LARGECAP BLEND FUND
                                OCTOBER 31, 2005


   Contract                   Opening       Current      Unrealized
     Type       Commitment  Market Value  Market Value   Gain (Loss)
---------------------------------------------------------------------
FUTURES CONTRACTS
                  Buy        $1,643,800    $1,644,625       $825



5 Russell 1000                3,870,375     3,931,850        61,475
December 2005
Futures

13 S&P 500        Buy
December 2005
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,902,249 or 0.46% of net assets.
/4 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 50,067,181
Unrealized Depreciation                       (21,575,783)
                                             ------------
Net Unrealized Appreciation (Depreciation)     28,491,398
Cost for federal income tax purposes         $623,138,128


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                      $137,483,937                     20.92%
 Financial                          135,243,280                     20.58
 Technology                          71,525,299                     10.88
 Industrial                          65,715,657                     10.00
 Energy                              62,820,544                      9.56
 Communications                      61,167,859                      9.31
 Consumer, Cyclical                  57,730,890                      8.78
 Government                          24,286,763                      3.70
 Utilities                           19,415,890                      2.95
 Basic Materials                     16,239,407                      2.47
 Futures Contracts                    5,576,475                      0.85
                TOTAL              $657,206,001                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         DIVERSIFIED INTERNATIONAL FUND
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (98.68%)
ADVERTISING SALES (0.01%)
                                                                                $
 SR Teleperformance                                            2,327                  68,481
ADVERTISING SERVICES (0.05%)
 Publicis Groupe                                               8,201                 271,107
AEROSPACE & DEFENSE (0.79%)
 BAE Systems                                                 406,982               2,379,327
 Rolls-Royce Group                                           261,201               1,687,733
 Rolls-Royce Group - B shares                              8,724,113                  15,676
                                                                                   4,082,736
AEROSPACE & DEFENSE EQUIPMENT (0.24%)
 Zodiac                                                       22,658               1,234,263
AGRICULTURAL OPERATIONS (0.11%)
 Astra Agro Lestari                                          101,293                  54,077
 Astral Foods                                                 19,703                 196,127
 IOI Berhad                                                   93,816                 325,560
 Provimi                                                         647                  13,879
                                                                                     589,643
AIRLINES (0.00%)
 Finnair                                                       1,400                  17,372
AIRPORT DEVELOPMENT & MAINTENANCE (0.08%)
 Kobenhavns Lufthavne                                          1,374                 434,878
APPAREL MANUFACTURERS (0.05%)
 Gerry Weber International                                       902                  14,714
 Gildan Activewear /1/                                         6,569                 230,003
                                                                                     244,717
APPLIANCES (0.07%)
 Arcelik                                                      48,511                 288,841
 Tsann Kuen Enterprise                                        53,800                  88,193
                                                                                     377,034
APPLICATIONS SOFTWARE (0.35%)
 Azure Dynamics /1/                                           15,784                  16,191
 Sage Group                                                  471,824               1,791,610
                                                                                   1,807,801
AUDIO & VIDEO PRODUCTS (0.02%)
 Advanced Digital Broadcast Holdings /1/                         444                  31,294
 Canon Electronics                                             1,300                  41,321
 D&M Holdings                                                 19,360                  52,889
                                                                                     125,504
AUTO-CARS & LIGHT TRUCKS (2.34%)
 Ford Otomotiv Sanayi                                         26,101                 186,298
 Honda Motor                                                  56,804               3,093,831
 Hyundai Motor                                                 6,409                 471,957
 Mazda Motor                                                 401,000               1,880,898
 Proton Holdings                                              82,615                 168,513
 Tata Motors                                                  25,997                 276,608
 Toyota Motor                                                132,052               6,023,764
                                                                                  12,101,869
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.07%)
 Mahindra & Mahindra /1/ /2/                                  35,238                 281,904
 Nissan Diesel Motor                                          11,709                  62,868
                                                                                     344,772
                                                Shares

                                                Held                                Value

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COMMON STOCKS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.11%)
                                                                                $
 DENSO                                                        66,000               1,865,384
 ElringKlinger                                                   392                  14,555
 Futaba Industrial                                             5,266                 116,263
 Haldex                                                        3,100                  53,914
 Koito Manufacturing                                         114,695               1,532,157
 Mikuni                                                        4,740                  26,672
 Mitsuba                                                       3,000                  31,957
 NGK Spark Plug                                              115,000               1,836,562
 Nippon Seiki                                                  5,000                  85,821
 Nissin Kogyo                                                  2,056                  91,492
 T.RAD                                                        13,500                  70,164
                                                                                   5,724,941
BEVERAGES-NON-ALCOHOLIC (0.08%)
 Asahi Soft Drinks                                             4,000                  44,293
 Coca-Cola Femsa                                             100,900                 258,536
 Embotelladoras Arca                                          61,127                 133,636
                                                                                     436,465
BEVERAGES-WINE & SPIRITS (1.06%)
 C&C Group                                                    29,617                 182,690
 Davide Campari - Milano                                      20,265                 137,382
 Diageo                                                      197,997               2,926,720
 Mercian                                                      39,809                 128,929
 Pernod Ricard                                                11,651               2,036,029
 Remy Cointreau                                                1,817                  78,369
                                                                                   5,490,119
BREWERY (0.82%)
 Bryggerigruppen                                               1,617                 125,352
 Fomento Economico Mexicano                                   35,300                 239,366
 InBev                                                        31,065               1,240,889
 SABMiller                                                    70,450               1,330,704
 Wolverhampton & Dudley Breweries                             63,051               1,286,937
                                                                                   4,223,248
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.10%)
 FLSmidth                                                      1,490                  38,981
 Fujitec                                                       5,701                  31,687
 Hong Leong Asia                                              28,147                  21,581
 Kingspan Group                                               37,538                 431,626
                                                                                     523,875
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.77%)
 Bouygues                                                     27,384               1,350,340
 Dongbu                                                        3,431                  80,811
 Eiffage                                                      17,610               1,518,649
 GS Engineering & Construction                                 6,070                 261,135
 JM                                                            8,730                 362,852
 Koninklijke Boskalis Westminster                                378                  18,766
 Morgan Sindall                                                8,558                 119,154
 Pfleiderer /1/                                                4,868                  88,684
 Samwhan                                                       2,146                  41,880
 Sjaelso Gruppen                                                 330                  71,503
 United Group                                                  6,559                  51,456
                                                                                   3,965,230
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.96%)
 Adelaide Brighton                                           182,172                 288,553
 Akcansa Cimento                                              28,717                 134,876
                                                Shares

                                                Held                                Value

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COMMON STOCKS (CONTINUED)
BUILDING PRODUCTS-CEMENT & AGGREGATE (CONTINUED)
                                                                                $
 Cemex                                                        93,504                 485,580
 Gujarat Ambuja Cements /1/                                   76,855                 118,337
 Hanson                                                      155,855               1,576,787
 Italcementi                                                  14,345                 235,045
 Rinker Group                                                188,547               2,121,545
                                                                                   4,960,723
BUILDING-HEAVY CONSTRUCTION (1.14%)
 Actividades de Construccion y Servicios                     116,861               3,338,286
 Astaldi                                                      14,307                  89,708
 Babis Vovos International Construction                        2,605                  42,559
 Cheung Kong Infrastructure Holdings                          74,525                 231,678
 NCC                                                           4,246                  76,777
 Veidekke                                                      1,200                  28,982
 Vinci                                                        26,846               2,096,490
                                                                                   5,904,480
BUILDING-MAINTENANCE & SERVICE (0.03%)
 Babcock International Group                                  40,987                 135,864
 Programmed Maintenance Services                               6,048                  15,093
                                                                                     150,957
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.01%)
 Fleetwood                                                     4,109                  20,937
 Maisons France Confort                                          290                  14,554
                                                                                      35,491
BUILDING-RESIDENTIAL & COMMERCIAL (0.11%)
 Corporacion GEO /1/                                         108,900                 335,931
 Kaufman & Broad                                               1,437                 106,712
 Persimmon                                                     7,174                 109,536
                                                                                     552,179
BUSINESS TO BUSINESS-E COMMERCE (0.04%)
 Submarino /1/                                                14,409                 197,046
CABLE TV (0.58%)
 Rogers Communications                                        75,355               2,977,019
CASINO HOTELS (0.04%)
 Genting Berhad                                               35,930                 196,068
CELLULAR TELECOMMUNICATIONS (2.71%)
 America Movil                                                20,922                 549,203
 China Mobile                                                762,823               3,394,763
 Far EasTone Telecommunications                              277,300                 322,331
 MobileOne                                                    42,257                  49,845
 Mobistar                                                      1,257                 101,701
 NTT DoCoMo                                                    1,044               1,793,738
 O2 /1/                                                      631,291               2,302,146
 SK Telecom                                                    2,843                 512,462
 Virgin Mobile Holdings                                       24,353                 129,764
 Vodafone Group                                            1,851,460               4,867,174
                                                                                  14,023,127
CHEMICALS-DIVERSIFIED (1.87%)
 BASF                                                         30,829               2,217,000
 DSM                                                          50,940               1,827,348
 Hanwha Chemical                                              26,690                 282,244
 Hodogaya Chemical                                            16,718                  96,656
 Imperial Chemical Industries                                104,809                 533,424
 Israel Chemicals                                             60,194                 228,321
                                                Shares

                                                Held                                Value

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COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
                                                                                $
 K+S                                                           6,466                 424,019
 Mitsubishi Gas Chemical                                     295,699               2,004,265
 UBE Industries                                              799,983               2,041,106
                                                                                   9,654,383
CHEMICALS-SPECIALTY (0.11%)
 Auriga Industries                                             4,240                 113,646
 Daicel Chemical Industries                                   41,301                 266,458
 Frutarom /1/                                                 25,014                 198,106
                                                                                     578,210
CIRCUIT BOARDS (0.77%)
 IBIDEN                                                       98,117               3,944,741
 Unimicron Technology                                         24,717                  18,749
                                                                                   3,963,490
COAL (0.04%)
 Banpu Public /2/                                             66,100                 226,842
COATINGS & PAINT (0.01%)
 SAKATA INX                                                    4,090                  20,519
 Wattyl                                                       14,683                  25,781
                                                                                      46,300
COMMERCIAL BANKS (14.74%)
 Amagerbanken                                                    825                 156,776
 Anglo Irish Bank                                            183,037               2,477,324
 Australia & New Zealand Banking Group                        98,629               1,735,414
 Banca Intesa                                                712,394               3,323,481
 Banco de Sabadell                                            19,476                 513,901
 Banco do Brasil /1/                                          22,515                 413,862
 Banco Nossa Caixa /1/                                        12,694                 209,664
 Banco Santander Central Hispano                             420,077               5,353,479
 Bancolombia                                                  12,828                 304,024
 Bank of Iwate                                                   825                  57,266
 Bank of Nagoya                                                4,684                  41,969
 Bank of Queensland                                            9,994                 104,165
 Bank of the Philippine Islands                              268,160                 254,064
 Bank Rakyat                                                 668,288                 161,869
 BankMuscat /1/ /2/                                            7,692                 192,300
 BNP Paribas                                                  71,064               5,383,636
 Commercial International Bank                                27,408                 266,819
 Credicorp                                                    10,613                 279,122
 Daegu Bank                                                   10,600                 126,870
 Danske Bank                                                 121,546               3,808,951
 Deutsche Bank                                                32,677               3,051,654
 DnB                                                         214,219               2,191,473
 Finansbank /1/                                               41,201                 124,944
 HSBC Holdings                                               342,512               5,387,277
 Jeonbuk Bank                                                 12,080                  95,228
 Jyske Bank /1/                                               33,369               1,673,658
 Kagoshima Bank                                                6,692                  60,593
 KBC Groupe                                                   50,251               4,092,787
 Keiyo Bank                                                   25,052                 187,021
 Kookmin Bank                                                 15,000                 826,283
 Korea Exchange Bank /1/                                      38,750                 428,403
 Mitsubishi UFJ Financial Group                                  169               2,105,150
 Mizuho Financial Group                                          510               3,382,329
 National Bank of Canada                                      38,500               1,930,304
 National Bank of Greece                                      97,232               3,787,262
                                                Shares

                                                Held                                Value

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COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                                $
 Pusan Bank                                                   10,060                 104,933
 San-in Godo Bank                                              5,036                  55,203
 Sberbank RF                                                     258                 229,620
 Siam Commercial Bank Public /2/                             135,500                 156,940
 Skandinaviska Enskilda Banken                               112,616               2,099,976
 Societe Generale                                             36,721               4,189,334
 Spar Nord Bank                                                  190                  28,818
 Sparebanken Midt-Norge                                          887                  49,669
 Sparebanken Rogaland                                            900                  28,660
 Standard Chartered                                          137,754               2,892,178
 State Bank of India                                           1,364                  59,511
 Sumitomo Mitsui Financial Group                                 354               3,253,984
 Sumitomo Trust & Banking                                    213,000               1,804,201
 Tokyo Star Bank /1/                                             104                 362,734
 Tokyo Tomin Bank                                              1,870                  68,275
 Turkiye Is Bankasi                                           69,366                 479,712
 UBS                                                          67,550               5,729,010
 Yamaguchi Bank                                                6,276                  87,882
                                                                                  76,169,962
COMMERCIAL SERVICES (0.07%)
 ITE Group                                                     5,029                  10,060
 Nomura                                                        5,004                  28,673
 SGS                                                             302                 222,214
 So-Net M3 /1/                                                    15                  64,044
 Spice Holdings                                                6,526                  24,549
                                                                                     349,540
COMPUTER SERVICES (0.51%)
 ALTEN /1/                                                     4,331                 126,055
 Computershare                                               484,826               2,372,656
 HIQ International                                             3,980                  19,391
 Sopra Group                                                     674                  50,052
 Torex Retail                                                 31,411                  54,771
                                                                                   2,622,925
COMPUTERS (0.27%)
 Acer                                                        234,260                 474,085
 High Tech Computer                                           60,000                 636,633
 Wistron /1/                                                 285,000                 297,304
                                                                                   1,408,022
COMPUTERS-INTEGRATED SYSTEMS (0.35%)
 Otsuka                                                       20,739               1,820,820
COMPUTERS-MEMORY DEVICES (0.06%)
 Quanta Storage                                              237,400                 316,283
COMPUTERS-PERIPHERAL EQUIPMENT (0.58%)
 Lite-On Technology                                              102                     112
 Logitech International /1/                                   76,657               2,900,390
 MELCO Holdings                                                2,605                  71,612
                                                                                   2,972,114
CONSULTING SERVICES (0.07%)
 Funai Consulting                                              1,131                  15,283
 KK DaVinci Advisors /1/                                          33                 154,504
 Savills                                                      13,127                 191,715
                                                                                     361,502
                                                Shares

                                                Held                                Value

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COMMON STOCKS (CONTINUED)
COOPERATIVE BANKS (0.08%)
                                                                                $
 Banche Popolari Unite                                        19,939                 421,754
COSMETICS & TOILETRIES (0.03%)
 Oriflame Cosmetics                                            5,812                 149,977
DIAGNOSTIC EQUIPMENT (0.00%)
 Draegerwerk                                                     354                  18,919
DISTRIBUTION-WHOLESALE (0.71%)
 Alesco                                                        8,766                  55,671
 Inchcape                                                     12,812                 467,446
 Telewave                                                         24                 139,169
 Trusco Nakayama                                               1,171                  26,759
 Univar                                                        2,679                 107,430
 Wolseley                                                    141,844               2,887,652
                                                                                   3,684,127
DIVERSIFIED FINANCIAL SERVICES (1.08%)
 Acta Holding                                                 43,762                 103,002
 Investec                                                      6,554                 235,724
 RMB Holdings                                                 64,343                 232,379
 Sampo Ojy                                                   138,813               2,128,167
 Shinhan Financial Group                                      72,404               2,422,283
 Woori Finance Holdings                                       30,460                 469,989
                                                                                   5,591,544
DIVERSIFIED MANUFACTURING OPERATIONS (0.12%)
 Charter /1/                                                  51,630                 355,311
 NKT Holding                                                   5,529                 216,526
 Senior                                                       25,638                  24,849
                                                                                     596,686
DIVERSIFIED MINERALS (1.83%)
 Anglo American                                               70,411               2,082,826
 Antofagasta                                                  12,412                 318,161
 BHP Billiton                                                381,164               5,607,238
 Birch Mountain Resources /1/                                  9,632                  47,770
 Inmet Mining /1/                                              4,867                  81,492
 Teck Cominco                                                 31,098               1,311,887
                                                                                   9,449,374
DIVERSIFIED OPERATIONS (1.29%)
 Alfa                                                         62,237                 360,911
 Bergman & Beving                                              1,000                  12,934
 Bidvest Group /1/                                            18,703                 251,208
 Bradespar                                                    16,371                 428,855
 Brascan                                                      70,506               3,220,006
 Grupo Carso                                                 106,116                 225,110
 Haci Omer Sabanci Holding                                         2                       2
 HKR International                                           186,302                  88,917
 Imperial Holdings /1/                                        19,485                 363,488
 MITIE Group                                                  24,742                  73,036
 Remgro                                                       19,191                 320,485
 Wharf Holdings                                              387,000               1,320,393
                                                                                   6,665,345
E-COMMERCE-SERVICES (0.01%)
 Career Design Center                                             13                  38,529
E-SERVICES-CONSULTING (0.00%)
 Transcom WorldWide /1/                                        1,315                   9,288
                                                Shares

                                                Held                                Value

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COMMON STOCKS (CONTINUED)
ELECTRIC PRODUCTS-MISCELLANEOUS (0.05%)
                                                                                $
 Nordisk Solar Campagni                                          154                  10,628
 Ultra Electronics Holdings                                   11,623                 182,095
 Vossloh                                                         959                  46,715
                                                                                     239,438
ELECTRIC-DISTRIBUTION (0.02%)
 Viridian Group                                                7,460                 102,744
ELECTRIC-GENERATION (0.05%)
 Ratchaburi Electricity Generating Holding /2/               288,977                 272,720
ELECTRIC-INTEGRATED (3.09%)
 CPFL Energia                                                 24,185                 252,347
 E.ON                                                         36,414               3,296,843
 Fortum                                                      180,901               3,200,273
 International Power /1/                                     846,094               3,478,648
 MVV Energie                                                     428                   9,509
 Okinawa Electric Power                                          484                  25,696
 RWE                                                          46,640               2,964,648
 Scottish & Southern Energy                                  139,351               2,419,999
 Unified Energy Systems                                        8,843                 312,158
                                                                                  15,960,121
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.87%)
 Addtech                                                         924                   9,978
 Asustek Computer                                            123,700                 323,707
 Chemring Group                                                3,490                  40,313
 Hon Hai Precision Industry                                  170,995                 738,991
 Hoya                                                         24,400                 851,029
 Hoya /1/ /3/                                                 73,200               2,534,221
 Jurong Technologies Industrial                              146,973                 169,029
 Samsung Electronics                                           9,246               4,906,549
 Star Micronics                                                5,746                  82,583
                                                                                   9,656,400
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.84%)
 Hynix Semiconductor /1/                                      71,186               1,303,685
 MediaTek                                                     26,400                 227,793
 Shinko Electric Industries                                   32,103               1,988,425
 Soitec                                                       56,603                 846,774
                                                                                   4,366,677
ELECTRONIC MEASUREMENT INSTRUMENTS (0.05%)
 ESPEC                                                         3,766                  51,441
 Tokyo Seimitsu                                                4,485                 204,590
                                                                                     256,031
ELECTRONIC PARTS DISTRIBUTION (0.01%)
 Marubun                                                       2,989                  34,639
ENERGY-ALTERNATE SOURCES (0.05%)
 SolarWorld                                                    1,861                 252,324
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.06%)
 ARCADIS                                                         646                  19,723
 Downer EDI                                                   29,477                 133,904
 Keller Group                                                  2,996                  20,048
 Samsung Engineering                                           5,850                 129,350
 WSP Group                                                     2,144                  13,474
                                                                                     316,499
                                                Shares

                                                Held                                Value

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COMMON STOCKS (CONTINUED)
ENTERPRISE SOFTWARE & SERVICE (0.00%)
                                                                                $
 Linedata Services                                               520                  11,989
ENTERTAINMENT SOFTWARE (0.03%)
 Gameloft /1/                                                  6,767                  44,741
 Ubisoft Entertainment /1/                                     2,149                  99,046
                                                                                     143,787
EXTENDED SERVICE CONTRACTS (0.04%)
 Homeserve                                                    10,833                 193,306
FEMININE HEALTH CARE PRODUCTS (0.07%)
 Hengan International Group                                  362,340                 336,523
FILM PROCESSING (0.00%)
 CeWe Color Holding                                              269                  14,015
FINANCE-CONSUMER LOANS (0.67%)
 African Bank Investments                                     90,247                 269,501
 Aiful                                                        20,988               1,563,214
 JACCS                                                        30,563                 281,724
 Sanyo Shinpan Finance                                        18,861               1,364,285
                                                                                   3,478,724
FINANCE-INVESTMENT BANKER & BROKER (0.44%)
 Canaccord Capital                                             4,128                  39,896
 Macquarie Bank                                               45,468               2,196,930
 Takagi Securities                                            14,191                  58,030
                                                                                   2,294,856
FINANCE-LEASING COMPANY (0.88%)
 Athlon Holding                                                1,129                  29,709
 Banca Italease /1/                                           11,285                 237,487
 Century Leasing System                                        2,076                  27,679
 Fuyo General Lease                                            3,396                 127,490
 ORIX                                                         21,800               4,058,296
 Sanyo Electric Credit                                         3,739                  70,344
                                                                                   4,551,005
FINANCE-MORTGAGE LOAN/BANKER (0.03%)
 Kensington Group                                             13,192                 151,446
FINANCE-OTHER SERVICES (0.71%)
 Australian Stock Exchange                                     6,228                 133,874
 Cabcharge Australia                                           3,510                  15,735
 Deutsche Boerse                                              28,157               2,646,738
 Grupo Financiero Banorte                                     42,881                 365,253
 Hellenic Exchanges                                            8,009                  72,138
 NETeller /1/                                                 14,617                 178,284
 SFE                                                          25,490                 237,108
                                                                                   3,649,130
FINANCIAL GUARANTEE INSURANCE (0.06%)
 Euler Hermes                                                  3,855                 327,830
FISHERIES (0.56%)
 Nichiro                                                      33,002                  77,115
 Nippon Suisan Kaisha                                        270,000               1,076,242
 Pan Fish /1/                                                452,013                 132,118
 Toyo Suisan Kaisha                                           93,979               1,622,763
                                                                                   2,908,238
                                                Shares

                                                Held                                Value

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COMMON STOCKS (CONTINUED)
FOOD-DAIRY PRODUCTS (0.09%)
                                                                                $
 Binggrae                                                     11,325                 471,421
FOOD-MISCELLANEOUS/DIVERSIFIED (1.56%)
 Chr. Hansen Holding                                             374                  35,056
 Daesang                                                      32,276                 384,755
 East Asiatic                                                 10,033                 758,447
 Nestle                                                       16,170               4,809,295
 Nichirei                                                     12,449                  58,178
 Nisshin Oillio Group                                         11,000                  64,825
 Orkla                                                        56,000               1,964,172
                                                                                   8,074,728
FOOD-RETAIL (0.35%)
 Metro                                                         4,627                 129,056
 Pyaterochka Holding /1/ /2/                                   7,104                 139,239
 Woolworths                                                  127,781               1,559,050
                                                                                   1,827,345
FOOD-WHOLESALE & DISTRIBUTION (0.02%)
 Jeronimo Martins                                              2,032                  29,255
 Premier Foods                                                13,746                  69,108
                                                                                      98,363
FOOTWEAR & RELATED APPAREL (0.01%)
 Prime Success International Group                            95,620                  33,919
FUNERAL SERVICE & RELATED ITEMS (0.01%)
 InvoCare                                                     16,274                  46,934
GAS-DISTRIBUTION (0.11%)
 OAO Gazprom                                                   8,413                 498,891
 Shizuoka Gas                                                  7,185                  54,255
                                                                                     553,146
GOLD MINING (0.06%)
 Harmony Gold Mining                                          30,141                 320,271
HAZARDOUS WASTE DISPOSAL (0.01%)
 Newalta Income Fund                                           3,724                  64,627
HUMAN RESOURCES (0.01%)
 Brunel International                                          2,219                  37,369
 DIS Deutscher Industrie Service                                 187                  10,159
                                                                                      47,528
IMPORT & EXPORT (1.41%)
 ABC-Mart                                                      4,721                 127,348
 Mitsubishi                                                  169,159               3,269,685
 Mitsui                                                      317,000               3,875,186
                                                                                   7,272,219
INDEPENDENT POWER PRODUCER (0.06%)
 YTL Power International                                     521,713                 302,663
INDUSTRIAL AUDIO & VIDEO PRODUCTS (0.01%)
 Intelligent Digital Integrated Security                       3,820                  51,964
INDUSTRIAL AUTOMATION & ROBOTS (0.05%)
 CKD                                                          27,816                 239,198
INSTRUMENTS-CONTROLS (0.01%)
 Q-Free /1/                                                    6,735                  24,866
                                                Shares

                                                Held                                Value

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COMMON STOCKS (CONTINUED)
INSTRUMENTS-CONTROLS (CONTINUED)
                                                                                $
 Sanyo Denki                                                   3,000                  15,051
                                                                                      39,917
INSTRUMENTS-SCIENTIFIC (0.05%)
 HORIBA                                                        8,765                 209,704
 Lasertec                                                        765                  28,259
                                                                                     237,963
INSURANCE BROKERS (0.00%)
 APRIL GROUP                                                     715                  25,178
INTERNET CONTENT-ENTERTAINMENT (0.01%)
 MonsterMob Group /1/                                          5,204                  34,915
INTERNET SECURITY (0.08%)
 Check Point Software Technologies /1/                        18,919                 423,029
INVESTMENT COMPANIES (0.01%)
 Australian Infrastructure Fund                               27,118                  48,627
INVESTMENT COMPANIES-RESOURCES (0.01%)
 Timbercorp                                                   18,513                  33,473
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.69%)
 Kenedix                                                         284               1,156,445
 Record Investments                                           10,438                  59,738
 Schroders                                                   155,440               2,362,323
                                                                                   3,578,506
LEISURE & RECREATION PRODUCTS (0.01%)
 CTS Eventim /1/                                                 686                  19,597
 Rodriguez Group                                                 887                  51,792
                                                                                      71,389
LIFE & HEALTH INSURANCE (0.12%)
 Cathay Financial Holding                                     55,000                  96,717
 Industrial Alliance Life Insurance and
  Financial Services                                           5,920                 145,547
 Shin Kong Financial Holding                                 488,701                 351,762
                                                                                     594,026
LOTTERY SERVICES (0.06%)
 Intralot-Integrated Lottery Systems &
  Services                                                    11,998                 178,770
 Tattersalls /1/                                              64,926                 153,290
                                                                                     332,060
MACHINERY-CONSTRUCTION & MINING (1.16%)
 Atlas Copco                                                 152,729               2,790,438
 Komatsu                                                     217,000               2,867,111
 Manitou                                                         251                  10,438
 Palfinger                                                       633                  49,281
 Takeuchi Manufacturing                                          935                  50,603
 United Tractors                                             545,070                 199,383
 Wajax Income Fund                                             2,377                  48,364
                                                                                   6,015,618
MACHINERY-ELECTRICAL (0.43%)
 Schneider Electric                                           26,978               2,215,046
 Vacon                                                           778                  14,779
                                                                                   2,229,825
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-FARM (0.54%)
                                                                                $
 Kubota                                                      386,374               2,791,465
MACHINERY-GENERAL INDUSTRY (0.24%)
 Andritz                                                       2,566                 232,965
 Furukawa /1/                                                 35,000                  75,169
 Hyundai Elevator                                              2,330                 167,101
 Makino Milling Machine                                       25,453                 205,102
 MMI Holding                                                 156,319                  49,324
 Nitto Kohki                                                   1,318                  27,910
 Okuma                                                        16,222                 137,825
 Pinguely-Haulotte                                            10,575                 191,006
 Sintokogio                                                    5,846                  63,128
 Toshiba Machine                                               9,696                  69,135
                                                                                   1,218,665
MACHINERY-MATERIAL HANDLING (0.04%)
 Daifuku                                                      10,466                 136,933
 Fuji Machine Manufacturing                                    1,250                  15,184
 Tsubakimoto Chain                                            10,000                  58,159
                                                                                     210,276
MACHINERY-THERMAL PROCESS (0.04%)
 Daihen                                                       45,272                 182,791
MEDICAL INSTRUMENTS (0.12%)
 Elekta                                                       19,680                 300,254
 Nihon Kohden                                                  6,000                  86,646
 Topcon                                                        8,803                 247,290
                                                                                     634,190
MEDICAL LABORATORY & TESTING SERVICE (0.02%)
 CML Healthcare Income Fund                                    5,842                  63,890
 Eurofins Scientific /1/                                         908                  38,608
 Isotron                                                         316                   3,119
 Unilabs                                                         392                  14,270
                                                                                     119,887
MEDICAL PRODUCTS (0.80%)
 Gambro                                                       68,362                 965,729
 Nobel Biocare Holding                                         2,050                 471,971
 Phonak Holding                                               40,409               1,682,274
 Terumo                                                       33,111                 998,407
                                                                                   4,118,381
MEDICAL-BIOMEDICAL/GENE (0.16%)
 Cambridge Antibody Technology Group /1/                      67,459                 803,097
 MorphoSys /1/                                                   447                  20,613
                                                                                     823,710
MEDICAL-DRUGS (4.85%)
 AstraZeneca                                                 114,916               5,152,901
 Fujirebio                                                     5,035                 112,028
 GlaxoSmithKline                                              69,596               1,811,080
 Merck                                                        14,897               1,230,800
 Novartis                                                    110,553               5,938,232
 Recordati                                                    17,358                 126,822
 Roche Holding                                                42,436               6,330,397
 Rohto Pharmaceutical                                         60,737                 562,471
 Rohto Pharmaceutical /1/ /2/ /3/                             60,737                 562,471
 Sanofi-Aventis                                               13,086               1,047,005
 Santen Pharmaceutical                                        51,551               1,313,077
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                                $
 Stallergenes                                                    198                  25,210
 Tsumura                                                      39,000                 845,969
                                                                                  25,058,463
MEDICAL-GENERIC DRUGS (0.10%)
 Teva Pharmaceutical Industries                               13,504                 514,772
MEDICAL-HOSPITALS (0.28%)
 Capio /1/                                                    81,272               1,403,238
 Medical Facilities                                            1,100                   9,438
 Ramsay Health Care                                            7,205                  47,426
                                                                                   1,460,102
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.30%)
 Alliance Unichem                                             98,634               1,346,223
 Celesio                                                       2,121                 179,252
 Meda                                                          2,900                  37,690
 Meda-Rights /1/ /2/                                           5,800                  10,561
                                                                                   1,573,726
METAL PROCESSORS & FABRICATION (0.11%)
 Catcher Technology /1/                                       42,440                 251,719
 Jiangxi Copper                                              456,895                 216,591
 Neturen                                                       4,364                  33,891
 Ryobi                                                        11,314                  66,190
                                                                                     568,391
METAL PRODUCTS-DISTRIBUTION (0.00%)
 Sato Shoji                                                    1,376                  18,251
METAL PRODUCTS-FASTENERS (0.00%)
 Oiles                                                           797                  16,603
METAL-ALUMINUM (0.02%)
 Aluminum of Greece                                            1,164                  25,067
 Daiki Aluminium Industry                                      6,344                  24,525
 Hindalco Industries                                          19,080                  48,267
                                                                                      97,859
METAL-COPPER (0.02%)
 Kazakhmys /1/                                                10,313                  98,495
METAL-DIVERSIFIED (1.44%)
 Aur Resources                                                12,089                  93,777
 MMC Norilsk Nickel                                            3,197                 235,379
 Rio Tinto                                                   152,950               5,832,185
 Toho Titanium                                                 3,947                 262,783
 Zinifex                                                     279,973               1,016,623
                                                                                   7,440,747
MINING SERVICES (0.01%)
 Major Drilling Group International /1/                        2,961                  41,871
MISCELLANEOUS INVESTING (0.06%)
 Gecina                                                          711                  78,517
 Rodamco Europe                                                2,695                 214,335
                                                                                     292,852
MISCELLANEOUS MANUFACTURERS (0.11%)
 Amano                                                         7,171                 117,663
 Bacou-Dalloz                                                    802                  72,045
 Balda                                                        14,108                 161,205
 Mecalux /1/                                                   2,176                  48,738
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS MANUFACTURERS (CONTINUED)
                                                                                $
 Nikkiso                                                       6,940                  44,357
 RHI /1/                                                       4,107                 113,878
                                                                                     557,886
MONEY CENTER BANKS (1.02%)
 Banco Bilbao Vizcaya Argentaria                             300,029               5,286,174
MORTGAGE BANKS (0.82%)
 FHB Land Credit & Mortgage Bank                              21,355                 149,345
 Home Capital Group                                            6,519                 196,418
 Hypo Real Estate Holding                                     80,860               3,896,273
                                                                                   4,242,036
MOTION PICTURES & SERVICES (0.01%)
 Toei Animation                                                  661                  38,159
MULTI-LINE INSURANCE (3.28%)
 Allianz                                                      22,771               3,203,050
 Alm. Brand /1/                                                1,282                  50,000
 AXA                                                         166,705               4,824,042
 Baloise Holding                                               4,434                 225,632
 CNP Assurances                                               15,410               1,071,446
 Fondiaria-Sai                                                95,684               2,643,945
 ING Groep                                                    99,638               2,870,157
 Storebrand                                                  225,325               2,071,114
                                                                                  16,959,386
MULTIMEDIA (0.75%)
 Promotora de Informaciones                                   17,751                 325,297
 Vivendi Universal                                           112,317               3,535,382
                                                                                   3,860,679
NON-FERROUS METALS (0.08%)
 Grupo Mexico /1/                                            153,566                 295,894
 HudBay Minerals /1/                                          18,370                  54,508
 International Nickel Indonesia                               37,522                  53,603
                                                                                     404,005
NON-HOTEL GAMBLING (0.30%)
 Greek Organisation of Football Prognostics                   45,417               1,309,907
 Paddy Power                                                  14,578                 246,197
                                                                                   1,556,104
OFFICE AUTOMATION & EQUIPMENT (0.56%)
 Canon                                                        27,163               1,416,429
 Neopost                                                      15,406               1,485,427
                                                                                   2,901,856
OIL & GAS DRILLING (0.24%)
 Ensign Resource Service Group                                38,988               1,223,302
OIL COMPANY-EXPLORATION & PRODUCTION (1.67%)
 ARC Energy /1/                                               33,976                  47,851
 Bow Valley Energy /1/                                        15,738                  64,711
 Burren Energy                                                24,634                 349,522
 Canadian Natural Resources                                   86,200               3,528,971
 CNOOC                                                       531,743                 346,386
 Daylight Energy Trust                                         2,677                  26,848
 Det Norske Oljeselskap                                       32,837                 161,141
 EnCana                                                       62,198               2,847,435
 Find Energy /1/                                               4,036                  23,609
 Focus Energy Trust                                            5,542                 100,076
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
                                                                                $
 Novatek /1/ /2/                                              10,551                 232,122
 Oil Search                                                   60,925                 150,216
 PTT Public /2/                                               34,424                 185,643
 Real Resources /1/                                           11,906                 231,145
 Total Gabon                                                      31                  21,907
 Tullow Oil                                                   70,021                 300,901
                                                                                   8,618,484
OIL COMPANY-INTEGRATED (6.45%)
 BP Amoco                                                    478,954               5,290,717
 China Petroleum & Chemical                                1,379,908                 551,796
 ENI                                                         217,728               5,831,115
 Husky Energy                                                 37,220               1,719,715
 LUKOIL                                                       23,855               1,329,916
 MOL Magyar Olaj-es Gazipari                                   3,639                 334,674
 OMV                                                          55,126               2,971,218
 PetroChina                                                  773,587                 588,746
 Petroleo Brasileiro                                          18,809               1,201,895
 Royal Dutch Shell-A shares                                   61,900               1,907,638
 Royal Dutch Shell-B Shares                                  130,900               4,268,403
 Sasol                                                        27,127                 858,257
 Total                                                        25,770               6,463,336
                                                                                  33,317,426
OIL FIELD MACHINERY & EQUIPMENT (0.02%)
 Total Energy Services Trust                                   3,691                  41,931
 Western Lakota Energy Services /1/                            6,603                  71,541
                                                                                     113,472
OIL REFINING & MARKETING (1.59%)
 Caltex Australia                                             84,293               1,279,743
 ERG                                                          57,659               1,448,899
 Neste Oil Oyj /1/                                            54,513               1,687,820
 Polski Koncern Naftowy Orlen                                 23,934                 424,256
 SK                                                            4,370                 224,760
 Statoil                                                     133,011               2,977,194
 Thai Oil Public /2/                                         110,519                 190,994
                                                                                   8,233,666
OIL-FIELD SERVICES (0.08%)
 Peak Energy Services Trust                                    4,239                  36,261
 Trican Well Service /1/                                       7,289                 273,874
 Trinidad Energy Services Income Trust                         7,821                  94,485
                                                                                     404,620
PASTORAL & AGRICULTURAL (0.04%)
 Charoen Pokphand Foods /2/                                1,719,185                 221,246
PETROCHEMICALS (0.08%)
 Reliance Industries                                           7,084                 237,668
 Thai Olefins /2/                                            123,683                 192,521
                                                                                     430,189
PLATINUM (0.10%)
 Impala Platinum Holdings                                      4,756                 521,721
POWER CONVERTER & SUPPLY EQUIPMENT (0.00%)
 Chloride Group                                                9,865                  14,276
PRINTING-COMMERCIAL (0.00%)
 Nissha Printing                                               1,000                  19,973
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (0.67%)
                                                                                $
 Atrium Underwriting                                           6,007                  21,534
 Mitsui Sumitomo Insurance                                   123,000               1,563,850
 Sompo Japan Insurance                                       112,000               1,674,155
 TrygVesta /1/                                                 5,249                 216,513
                                                                                   3,476,052
PROPERTY TRUST (0.06%)
 Galileo Shopping America Trust                              145,480                 123,913
 Macquarie ProLogis Trust                                    194,163                 169,005
                                                                                     292,918
PUBLISHING-BOOKS (0.01%)
 Bloomsbury Publishing                                         5,264                  31,241
PUBLISHING-NEWSPAPERS (0.01%)
 Alma Media                                                    1,994                  31,120
PUBLISHING-PERIODICALS (0.47%)
 Emap                                                         17,191                 248,786
 Eniro                                                       190,000               2,075,681
 Woongjin ThinkBig                                            10,570                  80,276
                                                                                   2,404,743
QUARRYING (0.05%)
 Eramet                                                        2,729                 270,481
RACETRACKS (0.02%)
 Snai /1/                                                      7,792                  97,995
REAL ESTATE MANAGEMENT & SERVICES (0.26%)
 Aedes                                                         9,824                  65,070
 Castellum                                                     4,188                 145,145
 Corio                                                         4,114                 233,467
 Creed                                                            90                 386,581
 DTZ Holdings                                                  3,430                  24,197
 Erinaceous Group                                             16,328                  84,980
 Fuji                                                          1,773                  10,723
 Kungsleden                                                    3,738                  97,866
 Orco Property Group                                             764                  48,591
 Tokyu Livable                                                 1,300                  69,576
 Zephyr                                                           58                 190,335
                                                                                   1,356,531
REAL ESTATE OPERATOR & DEVELOPER (1.37%)
 Capital & Regional                                           12,429                 166,449
 CapitaLand                                                  855,000               1,603,551
 Cheung Kong                                                 267,000               2,777,680
 China Overseas Land & Investment                                299                      92
 China Resources Land                                        364,364                  99,876
 Chinese Estates Holdings                                     24,713                  24,865
 Consorcio ARA                                                55,330                 204,047
 Cyrela Brazil Realty                                         24,030                 188,847
 Fadesa Inmobiliaria /1/                                      19,237                 646,302
 Hammerson                                                    13,614                 214,854
 Hoosiers                                                         20                  93,639
 Inmobiliaria Urbis                                            7,159                 133,422
 IRSA Inversiones y Representaciones /1/                      14,705                 170,137
 JOINT                                                         3,527                 190,280
 Kerry Properties                                                824                   2,062
 Metrovacesa                                                   3,411                 236,347
 Urban                                                         2,800                 172,707
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REAL ESTATE OPERATOR & DEVELOPER (CONTINUED)
                                                                                $
 Vivacon                                                       3,944                 118,807
 Wing Tai Holdings                                            25,909                  21,087
                                                                                   7,065,051
RECYCLING (0.03%)
 Asahi Pretec                                                  8,212                 179,894
RENTAL-AUTO & EQUIPMENT (0.26%)
 Ashtead Group /1/                                           430,187               1,075,677
 Boom Logistics                                               12,082                  27,081
 Northgate                                                     9,709                 171,530
 Ramirent                                                        600                  13,475
 Sixt                                                          2,011                  50,462
                                                                                   1,338,225
RETAIL-APPAREL & SHOE (0.52%)
 Edgars Consolidated Stores                                   81,976                 364,571
 Etam Developpement /1/                                          464                  16,667
 Honeys                                                        1,839                  95,264
 Inditex                                                      50,665               1,498,286
 Just Group                                                   27,886                  50,629
 Lindex                                                          739                  35,866
 Lojas Renner /1/                                             13,000                 346,320
 PAL                                                             374                  23,319
 POINT                                                         4,043                 249,030
 Right-on                                                        647                  27,402
                                                                                   2,707,354
RETAIL-AUTOMOBILE (0.01%)
 Bilia                                                           806                  13,461
 Lookers                                                       2,210                  16,314
 Reg Vardy                                                     1,030                  10,731
                                                                                      40,506
RETAIL-BOOKSTORE (0.03%)
 Culture Convenience Club                                      4,500                 129,505
RETAIL-BUILDING PRODUCTS (0.23%)
 Homac                                                         3,414                  48,686
 Kohnan Shoji                                                  3,347                  56,471
 RONA /1/                                                     59,471               1,106,179
                                                                                   1,211,336
RETAIL-CATALOG SHOPPING (0.00%)
 N Brown Group                                                 7,588                  20,586
RETAIL-CONSUMER ELECTRONICS (0.75%)
 Carphone Warehouse                                          123,955                 429,538
 Yamada Denki                                                 39,500               3,451,012
                                                                                   3,880,550
RETAIL-CONVENIENCE STORE (0.31%)
 Lawson                                                       41,300               1,578,841
 MINISTOP                                                      1,845                  37,960
                                                                                   1,616,801
RETAIL-DRUG STORE (0.07%)
 Sundrug                                                       4,059                 227,699
 Tsuruha                                                       3,152                 128,620
                                                                                     356,319
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-HOME FURNISHINGS (0.04%)
                                                                                $
 Ellerine Holdings                                            23,908                 208,727
RETAIL-HYPERMARKETS (0.04%)
 Controladora Comercial Mexicana                             128,527                 192,761
RETAIL-JEWELRY (0.61%)
 Compagnie Financiere Richemont                               76,901               2,921,535
 Swatch Group                                                  1,702                 235,704
                                                                                   3,157,239
RETAIL-MAJOR DEPARTMENT STORE (0.12%)
 Hyundai Department Store                                      7,890                 525,646
 PARCO                                                         8,159                  78,993
                                                                                     604,639
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.01%)
 GS Home Shopping                                                490                  51,581
RETAIL-PUBS (0.62%)
 Punch Taverns                                               248,456               3,212,964
RETAIL-RESTAURANTS (0.04%)
 Caffe Nero Group /1/                                         13,515                  59,394
 REX Holdings                                                     22                 143,825
 Restaurant Group                                             11,340                  25,696
                                                                                     228,915
RETAIL-TOY STORE (0.00%)
 Jumbo                                                         1,438                  15,673
RUBBER & PLASTIC PRODUCTS (0.01%)
 Semperit  Holding                                             1,813                  45,862
RUBBER-TIRES (0.74%)
 Continental                                                  46,287               3,534,311
 Kumho Tire                                                    8,640                 128,329
 Sumitomo Rubber Industries                                   14,503                 177,168
                                                                                   3,839,808
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.82%)
 CSR /1/                                                     161,833               2,062,698
 Novatek Microelectronics                                    125,983                 550,095
 Siliconware Precision Industries                            239,000                 214,414
 Taiwan Semiconductor Manufacturing                          707,049               1,095,824
 United Microelectronics                                     545,948                 289,641
                                                                                   4,212,672
SEMICONDUCTOR EQUIPMENT (0.23%)
 Tokyo Electron                                               23,473               1,171,583
SHIP BUILDING (0.04%)
 SembCorp Marine                                             113,952                 184,146
SOAP & CLEANING PREPARATION (0.38%)
 Henkel                                                        2,735                 234,485
 Reckitt Benckiser                                            57,354               1,733,139
                                                                                   1,967,624
STEEL PIPE & TUBE (0.39%)
 Confab Industrial /1/                                        71,342                 109,599
 Vallourec                                                     4,229               1,899,479
                                                                                   2,009,078
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
STEEL PRODUCERS (0.96%)
                                                                                $
 Boehler-Uddeholm                                              7,716               1,169,091
 Evraz Group /1/ /2/                                          18,021                 306,357
 INI Steel                                                     7,204                 160,674
 IPSCO                                                         6,397                 456,367
 OneSteel                                                     55,113                 144,945
 Osaka Steel                                                   4,070                  64,194
 POSCO                                                         9,662                 495,564
 Sumitomo Metal Industries                                   614,000               2,109,875
 Yamato Kogyo                                                  3,818                  56,415
                                                                                   4,963,482
STEEL-SPECIALTY (0.36%)
 Daido Metal                                                  11,959                 121,229
 Daido Steel                                                  32,066                 220,375
 Hitachi Metals                                              148,241               1,514,184
                                                                                   1,855,788
STORAGE & WAREHOUSING (0.03%)
 Atlas Cold Storage Income Trust /1/                           2,500                  12,611
 Westshore Terminals                                          13,370                 130,237
                                                                                     142,848
TELECOMMUNICATION EQUIPMENT (0.10%)
 Foxconn International Holdings /1/                          264,968                 283,686
 Option /1/                                                    3,531                 223,304
 PKC Group                                                     1,498                  20,078
                                                                                     527,068
TELECOMMUNICATION SERVICES (0.42%)
 Bharti Tele-Ventures /1/                                     38,470                 277,527
 KT Freetel                                                   20,650                 444,684
 StarHub /1/                                               1,248,884               1,436,303
                                                                                   2,158,514
TELEPHONE-INTEGRATED (2.28%)
 China Netcom Group                                          347,311                 548,809
 Hellenic Telecommunications Organization                    125,503               2,591,534
 KDDI                                                            583               3,325,562
 TDC                                                          23,218               1,298,677
 Telecom Argentina /1/                                        25,900                 340,844
 Telefonica                                                   92,450               1,473,841
 Telefonos de Mexico                                          11,489                 231,848
 Telekom Austria                                              70,578               1,461,604
 Telkom South Africa                                          27,740                 524,728
                                                                                  11,797,447
TELEVISION (0.58%)
 Carrere Group /1/                                               880                  20,501
 Gestevision Telecinco                                        18,982                 420,837
 Modern Times Group /1/                                       66,940               2,559,533
                                                                                   3,000,871
TOBACCO (1.66%)
 British American Tobacco                                    216,236               4,758,119
 Japan Tobacco                                                   242               3,825,265
                                                                                   8,583,384
TOOLS-HAND HELD (0.07%)
 Makita                                                       14,582                 336,975
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TOYS (0.01%)
                                                                                $
 Mega Bloks /1/                                                2,606                  51,610
TRANSPORT-MARINE (0.56%)
 A.P. Moller - Maersk                                            184               1,662,646
 Berlian Laju Tanker                                       2,357,571                 226,084
 Camillo Eitzen                                                3,309                  33,088
 China Shipping Development                                  300,000                 210,904
 Clarkson                                                        691                   9,743
 COSCO Corporation Singapore                                  48,545                  62,988
 Dampskibsselskabet Norden                                        50                  22,510
 Dampskibsselskabet Torm                                       3,265                 173,192
 Golden Ocean Group /1/                                       59,245                  40,922
 Jaya Holdings                                                34,264                  27,079
 Labroy Marine                                               135,070                  66,916
 Precious Shipping /2/                                       177,690                 170,960
 SMIT Internationale                                             875                  52,402
 Wan Hai Lines                                                23,636                  14,019
 Wilhelmsen                                                    3,020                  99,885
                                                                                   2,873,338
TRANSPORT-RAIL (0.89%)
 Canadian National Railway                                    39,900               2,892,162
 Canadian Pacific Railway                                     41,100               1,691,667
 Construcciones y Auxiliar de Ferrocarriles                      157                  16,360
                                                                                   4,600,189
TRANSPORT-SERVICES (0.14%)
 Arriva                                                       27,837                 283,599
 Grindrod                                                    134,300                 232,495
 Hanjin Transportation                                         2,630                  69,530
 Kintetsu World Express                                        2,518                  54,078
 SMRT                                                         61,869                  37,584
 TransForce Income Fund                                        1,755                  22,392
                                                                                     699,678
TRANSPORT-TRUCK (0.08%)
 DSV                                                           3,673                 357,835
 Hitachi Transport System                                      2,000                  18,521
 Transportes Azkar                                             1,977                  18,352
                                                                                     394,708
TRUCKING & LEASING (0.01%)
 Mullen Group Income Fund                                      3,004                  59,594
VENTURE CAPITAL (0.33%)
 3i Group                                                    128,859               1,726,819
VETERINARY PRODUCTS (0.00%)
 Dechra Pharmaceuticals                                        3,612                  15,698
WATER (0.12%)
 Kelda Group                                                  49,100                 604,526
WEB PORTALS (0.02%)
 Dacom /1/                                                    10,450                 127,586
WIRE & CABLE PRODUCTS (0.05%)
 Daetwyler Holding                                                 5                  14,290
 LG Cable                                                      9,068                 254,989
                                                                                     269,279
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.12%)
                                                                                $
 Nokia                                                        38,628                 642,181
                                                TOTAL COMMON STOCKS              510,012,595

                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.52%)
COMMERCIAL BANKS (0.10%)
 Banco Bradesco                                               10,496                 540,121
DIVERSIFIED MINERALS (0.25%)
 Caemi Mineracao e Metalurgica                               704,183               1,119,314
 Companhia Vale do Rio Doce                                    4,018                 147,875
                                                                                   1,267,189
FOOD-MEAT PRODUCTS (0.05%)
 Perdigao                                                      9,562                 258,978
INVESTMENT COMPANIES (0.00%)
 Lereko Mobility Proprietary                                   1,240                   6,847
MACHINERY-MATERIAL HANDLING (0.00%)
 Jungheinrich                                                    434                  10,022
STEEL PRODUCERS (0.04%)
 Gerdau                                                       14,172                 192,169
TELEPHONE-INTEGRATED (0.08%)
 Telecomunicacoes de Sao Paulo                                14,215                 282,754
 Telemar Norte Leste                                           5,275                 142,868
                                                                                     425,622
                                             TOTAL PREFERRED STOCKS                2,700,948
















                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.31%)
FINANCE-OTHER SERVICES (1.31%)
 Investment in Joint Trading Account;
  HSBC Funding
                                                           $                    $
  4.04%; 11/01/05                                          6,782,809               6,782,809
                                             TOTAL COMMERCIAL PAPER                6,782,809
                                                                                ------------

                              TOTAL PORTFOLIO INVESTMENTS (100.51%)              519,496,352
OTHER ASSETS AND LIABILITIES, NET (-0.51%)                                        (2,624,698)
                                         TOTAL NET ASSETS (100.00%)             $516,871,654
                                                                                ---------------






                            SCHEDULE OF INVESTMENTS
                         DIVERSIFIED INTERNATIONAL FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         DIVERSIFIED INTERNATIONAL FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $3,342,820 or 0.65% of net assets.
/3 /Security purchased on a when-issued basis. See Notes to Financial
  Statements.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 71,699,253
Unrealized Depreciation                        (5,319,099)
                                             ------------
Net Unrealized Appreciation (Depreciation)     66,380,154
Cost for federal income tax purposes         $453,116,198


           INVESTMENTS BY COUNTRY (UNAUDITED)
 Country                     Value             Percentage of
                                                Total Value
----------------------------------------------------------------
 Argentina                $    510,981              0.10%
 Australia                  14,467,367              2.78
 Austria                     6,043,901              1.16
 Belgium                     5,658,681              1.09
 Bermuda                       297,465              0.06
 Brazil                      6,032,514              1.16
 Canada                     27,408,787              5.28
 Cayman Islands                425,441              0.08
 China                       1,851,723              0.36
 Colombia                      304,024              0.06
 Denmark                    11,254,592              2.17
 Egypt                         266,819              0.05
 Finland                     7,755,263              1.49
 France                     43,258,527              8.33
 Gabon                          21,907              0.00
 Germany                    27,729,373              5.34
 Greece                      8,022,910              1.54
 Hong Kong                   8,523,980              1.64
 Hungary                       484,020              0.09
 India                       1,299,822              0.25
 Indonesia                     695,016              0.13
 Ireland                     3,337,837              0.64
 Israel                      1,364,228              0.26
 Italy                      14,658,704              2.82
 Japan                     103,479,870             19.92
 Korea                      16,102,921              3.10
 Luxembourg                    149,977              0.03
 Malaysia                      992,804              0.19
 Mexico                      3,878,074              0.75
 Netherlands                 7,457,581              1.44
 Norway                      9,865,363              1.90
 Oman                          192,300              0.04
 Peru                          279,122              0.05
 Philippines                   254,064              0.05
 Poland                        424,257              0.08
 Portugal                       29,255              0.01
 Russia                      3,144,443              0.61
 Singapore                   3,729,431              0.72
 South Africa                4,906,530              0.94
 Spain                      19,309,621              3.72
 Sweden                     13,080,574              2.52
 Switzerland                31,526,508              6.07
 Taiwan                      6,308,372              1.21
 Thailand                    1,617,864              0.31
 Turkey                      1,214,674              0.23
 United Kingdom             99,878,865             19.23
             TOTAL        $519,496,352            100.00%
                          --------------          ---------


Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               EQUITY INCOME FUND
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (80.89%)
AEROSPACE & DEFENSE (0.94%)
 Northrop Grumman                                              17,400            $   933,510
AEROSPACE & DEFENSE EQUIPMENT (0.65%)
 United Technologies                                           12,600                646,128
AGRICULTURAL OPERATIONS (0.50%)
 Archer Daniels Midland                                        20,400                497,148
APPAREL MANUFACTURERS (0.48%)
 VF                                                             9,000                470,250
APPLICATIONS SOFTWARE (0.61%)
 Microsoft                                                     23,500                603,950
AUTO-CARS & LIGHT TRUCKS (0.21%)
 DaimlerChrysler                                                4,100                204,730
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.41%)
 Scania                                                         2,200                 74,036
 Volvo                                                          8,160                335,575
                                                                                     409,611
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.28%)
 GKN                                                           56,000                276,089
BEVERAGES-NON-ALCOHOLIC (0.72%)
 Coca-Cola                                                     12,000                513,360
 PepsiCo                                                        3,400                200,872
                                                                                     714,232
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.59%)
 CSR                                                           77,300                168,643
 Fletcher Building                                             31,900                175,253
 Vulcan Materials                                               3,700                240,500
                                                                                     584,396
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.13%)
 AM                                                            11,000                129,117
CELLULAR TELECOMMUNICATIONS (0.75%)
 Vodafone Group                                               280,900                738,438
CHEMICALS-DIVERSIFIED (0.99%)
 Dow Chemical                                                  10,100                463,186
 PPG Industries                                                 8,648                518,621
                                                                                     981,807
COAL (0.26%)
 Fording Canadian Coal Trust                                    7,600                258,241
COMMERCIAL BANKS (6.33%)
 Associated Banc-Corp                                          17,100                533,691
 Australia & New Zealand Banking Group                         22,000                387,098
 Banco Santander Central Hispano                               35,500                452,414
 Bank of Hawaii                                                 6,000                308,280
 BNP Paribas                                                    4,130                312,879
 City National                                                  3,500                256,830
 Colonial BancGroup                                            13,700                333,595
 Commonwealth Bank of Australia                                14,500                421,213
 Credit Suisse Group                                            9,100                401,398
 Danske Bank                                                   15,320                480,091
 DnB                                                           16,300                166,750
 HSBC Holdings                                                 42,578                666,212
                                                Shares

                                                Held                                Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
 North Fork Bancorp                                            10,600            $   268,604
 Societe Generale                                               2,480                282,932
 Sparebanken Midt-Norge                                         4,400                246,383
 Suncorp-Metway                                                11,500                165,572
 UnionBanCal                                                    8,500                582,080
                                                                                   6,266,022
DISTRIBUTION-WHOLESALE (0.48%)
 Genuine Parts                                                 10,600                470,322
DIVERSIFIED MANUFACTURING OPERATIONS (2.39%)
 Eaton                                                         10,420                613,009
 General Electric                                              29,100                986,781
 Honeywell International                                       17,700                605,340
 Textron                                                        2,300                165,692
                                                                                   2,370,822
ELECTRIC-INTEGRATED (6.93%)
 Ameren                                                         7,500                394,500
 Constellation Energy Group                                    20,500              1,123,400
 E.ON                                                           2,550                230,871
 Edison International                                          30,500              1,334,680
 Enel                                                          22,800                183,787
 Exelon                                                        25,100              1,305,953
 FirstEnergy                                                    4,600                218,500
 Fortum                                                        10,600                187,522
 PPL                                                           21,400                670,676
 Scottish & Southern Energy                                    26,700                463,678
 TXU                                                            7,400                745,550
                                                                                   6,859,117
FINANCE-INVESTMENT BANKER & BROKER (2.32%)
 Citigroup                                                     32,186              1,473,475
 Goldman Sachs Group                                            2,600                328,562
 JP Morgan Chase                                               13,560                496,567
                                                                                   2,298,604
FINANCE-MORTGAGE LOAN/BANKER (0.60%)
 CharterMac                                                    15,100                310,305
 Countrywide Financial                                          8,800                279,576
                                                                                     589,881
FOOD-MISCELLANEOUS/DIVERSIFIED (0.25%)
 Kellogg                                                        5,500                242,935
GAS-DISTRIBUTION (0.62%)
 UGI                                                           26,000                613,600
INVESTMENT COMPANIES (0.50%)
 American Capital Strategies                                   13,200                495,792
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.76%)
 Nuveen Investments                                            18,600                752,742
MEDICAL PRODUCTS (0.44%)
 Johnson & Johnson                                              6,900                432,078
MEDICAL-DRUGS (1.62%)
 AstraZeneca                                                    2,100                 94,165
 Merck                                                         11,200                316,064
 Pfizer                                                        31,000                673,940
                                                Shares

                                                Held                                Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
 Wyeth                                                         11,600            $   516,896
                                                                                   1,601,065
MEDICAL-HOSPITALS (0.44%)
 Parkway Holdings                                             375,000                437,911
METAL-ALUMINUM (0.13%)
 Aluminum of Greece                                             6,000                129,213
METAL-DIVERSIFIED (0.48%)
 Freeport-McMoRan Copper & Gold                                 9,700                479,374
MISCELLANEOUS INVESTING (19.08%)
 AMB Property                                                  13,000                574,340
 American Home Mortgage Investment                             40,800              1,102,824
 Arbor Realty Trust                                            27,600                727,536
 Archstone-Smith Trust                                         20,000                811,400
 AvalonBay Communities                                          8,400                724,500
 BioMed Realty Trust                                           24,822                620,798
 Boston Properties                                             12,200                844,484
 CBL & Associates Properties                                   23,300                870,255
 Developers Diversified Realty                                 15,000                655,200
 Eastgroup Properties                                           7,400                323,380
 Equity Inns                                                   25,500                332,520
 Equity Office Properties Trust                                31,100                957,880
 Equity Residential Properties Trust                           30,000              1,177,500
 Gramercy Capital                                              41,500                978,985
 Host Marriott                                                 34,700                582,613
 Kilroy Realty                                                 13,000                729,950
 Kimco Realty                                                  26,100                773,082
 Macerich                                                       2,000                128,540
 Mills                                                          1,778                 95,123
 Newcastle Investment                                          32,300                849,167
 Simon Property Group                                          17,300              1,239,026
 SL Green Realty                                                5,000                340,150
 Summit Real Estate Investment Trust                           14,700                271,680
 Sunstone Hotel Investors                                      19,100                427,840
 Tanger Factory Outlet Centers                                  9,800                263,522
 Thornburg Mortgage                                            21,200                537,420
 United Dominion Realty Trust                                  16,800                371,784
 Ventas                                                        21,600                661,608
 Vornado Realty Trust                                          11,300                915,300
                                                                                  18,888,407
MONEY CENTER BANKS (2.03%)
 Bank of America                                               46,000              2,012,040
MORTGAGE BANKS (0.33%)
 Bradford & Bingley                                            26,000                160,058
 Sparebanken Nord-Norge                                         8,750                168,257
                                                                                     328,315
MULTI-LINE INSURANCE (1.51%)
 Assurances Generales de France                                 2,730                259,790
 Aviva                                                         21,000                247,774
 ING Groep                                                     20,900                602,042
 Milano Assicurazioni                                          24,600                153,805
 Storebrand                                                    25,300                232,549
                                                                                   1,495,960
                                                Shares

                                                Held                                Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTIMEDIA (0.35%)
 McGraw-Hill                                                    7,000            $   342,580
NON-HOTEL GAMBLING (0.44%)
 Greek Organisation of Football Prognostics                    15,200                438,395
OIL & GAS DRILLING (0.41%)
 Diamond Offshore Drilling                                      7,100                400,866
OIL COMPANY-EXPLORATION & PRODUCTION (0.71%)
 NAL Oil & Gas Trust                                           14,000                191,802
 Shiningbank Energy Income                                     10,000                204,569
 Total Gabon                                                      430                303,869
                                                                                     700,240
OIL COMPANY-INTEGRATED (6.84%)
 Amerada Hess                                                   2,100                262,710
 ChevronTexaco                                                 26,900              1,535,183
 ConocoPhillips                                                14,500                948,010
 ENI                                                           18,400                492,782
 Exxon Mobil                                                   42,040              2,360,126
 Occidental Petroleum                                          10,400                820,352
 Royal Dutch Shell                                             10,803                352,266
                                                                                   6,771,429
PIPELINES (1.03%)
 Equitable Resources                                           13,200                510,180
 Questar                                                        6,500                511,875
                                                                                   1,022,055
PRINTING-COMMERCIAL (0.40%)
 R.R. Donnelley & Sons                                         11,300                395,726
PROPERTY & CASUALTY INSURANCE (0.60%)
 QBE Insurance Group                                            5,800                 77,136
 St. Paul Travelers                                            11,500                517,845
                                                                                     594,981
PROPERTY TRUST (0.40%)
 Centro Properties Group                                       24,800                110,435
 ING Office Fund                                               78,000                 76,052
 Investa Property Group                                        92,000                134,039
 Macquarie ProLogis Trust                                      91,100                 79,296
                                                                                     399,822
REAL ESTATE OPERATOR & DEVELOPER (0.11%)
 FKP Property Group                                            31,100                107,584
REGIONAL BANKS (2.96%)
 Comerica                                                       9,000                520,020
 KeyCorp                                                       22,600                728,624
 Wachovia                                                      21,442              1,083,250
 Wells Fargo                                                    9,900                595,980
                                                                                   2,927,874
RETAIL-AUTOMOBILE (0.15%)
 Bilia                                                          8,600                143,628
RETAIL-BUILDING PRODUCTS (0.21%)
 Home Depot                                                     5,100                209,304
                                                Shares

                                                Held                                Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-MAJOR DEPARTMENT STORE (0.23%)
 J.C. Penney                                                    4,400            $   225,280
RETAIL-RESTAURANTS (0.47%)
 McDonald's                                                    14,745                465,942
STEEL PRODUCERS (0.43%)
 Rautaruukki Oyj                                               12,600                257,162
 Russel Metals /1/                                             10,300                167,133
                                                                                     424,295
TELEPHONE-INTEGRATED (5.17%)
 AT&T                                                          45,000                890,100
 Citizens Communications                                       76,900                941,256
 Royal KPN                                                     44,100                419,397
 SBC Communications                                            64,200              1,531,170
 TDC                                                            8,780                491,101
 Verizon Communications                                        26,814                844,909
                                                                                   5,117,933
TOBACCO (3.34%)
 Altria Group                                                  22,383              1,679,844
 British American Tobacco                                      16,900                371,873
 Loews - Carolina Group                                         6,200                255,130
 Reynolds American                                             11,800              1,003,000
                                                                                   3,309,847
TOOLS-HAND HELD (0.37%)
 Black & Decker                                                 4,500                369,585
TRANSPORT-MARINE (0.60%)
 General Maritime                                               7,100                264,333
 Neptune Orient Lines                                          68,900                123,533
 SMIT Internationale                                            3,400                203,617
                                                                                     591,483
TRANSPORT-RAIL (0.31%)
 Burlington Northern Santa Fe                                   5,000                310,300
WATER (0.60%)
 AWG                                                           16,300                277,010
 Kelda Group                                                   13,700                168,676
 United Utilities                                              13,700                151,093
                                                                                     596,779
                                                 TOTAL COMMON STOCKS              80,077,775

                                                Shares

                                                Held                                Value

---------------------------------------------------------------------------------------------------
PREFERRED STOCKS (14.75%)
CELLULAR TELECOMMUNICATIONS (0.37%)
 U.S. Cellular                                                 13,700                364,831
COMMERCIAL BANKS (2.05%)
 CoBank                                                        35,300              1,762,494
 Royal Bank of Scotland Group                                  10,500                263,130
                                                                                   2,025,624
ELECTRIC-INTEGRATED (1.51%)
 Consolidated Edison                                            7,556                192,376
                                                Shares

                                                Held                                Value

---------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 DTE Energy Trust I                                             9,140            $   233,253
 Energy East Capital Trust I                                    2,185                 55,477
 Entergy Louisiana                                             39,580              1,018,789
                                                                                   1,499,895
FINANCE-CONSUMER LOANS (0.26%)
 HSBC Finance                                                  10,500                262,920
FINANCE-INVESTMENT BANKER & BROKER (0.21%)
 JP Morgan Chase Capital X                                      5,000                128,600
 Merrill Lynch Preferred Capital Trust I                          700                 17,976
 St. Paul Capital Trust I                                       2,300                 58,190
                                                                                     204,766
FINANCE-OTHER SERVICES (1.62%)
 ABN AMRO Capital Funding Trust V                               2,300                 54,096
 ABN AMRO Capital Funding Trust VII                            14,500                349,015
 National Rural Utilities Cooperative Finance                  50,000              1,201,000
                                                                                   1,604,111
FOOD-RETAIL (0.09%)
 Albertson's                                                    3,652                 88,378
GAS-DISTRIBUTION (0.65%)
 AGL Capital Trust II                                          25,385                639,702
MISCELLANEOUS INVESTING (3.69%)
 AMB Property                                                   2,800                 68,740
 Duke Realty                                                   41,547              1,028,288
 Federal Realty Investment Trust                               15,000                383,550
 HRPT Properties Trust                                         12,700                329,819
 Public Storage Series E                                       19,000                475,950
 Public Storage Series X                                       14,500                348,725
 Realty Income                                                 20,000                517,600
 Regency Centers                                               14,800                373,700
 Vornado Realty Trust                                           5,500                131,175
                                                                                   3,657,547
MONEY CENTER BANKS (0.20%)
 JPM Chase Capital XVI                                          8,000                198,880
MULTI-LINE INSURANCE (1.78%)
 AEGON                                                         36,000                903,960
 Hartford Capital III                                           4,200                106,974
 MetLife                                                       10,500                264,495
 XL Capital                                                    19,000                486,780
                                                                                   1,762,209
PIPELINES (0.87%)
 TransCanada PipeLines                                         33,457                861,518
PROPERTY & CASUALTY INSURANCE (0.19%)
 W.R. Berkley                                                   8,100                192,294
REGIONAL BANKS (0.24%)
 Wells Fargo Capital Trust IV                                   9,400                239,888
SPECIAL PURPOSE ENTITY (0.91%)
 Corporate-Backed Trust Certificates for
  DaimlerChrysler                                              10,500                256,410
 Preferred Plus Trust                                          15,600                364,884
 SATURNS  6.00%  Goldman Sachs                                  5,500                128,645
                                                Shares

                                                Held                                Value

---------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
SPECIAL PURPOSE ENTITY (CONTINUED)
 SATURNS  7.125%  BellSouth                                     5,800            $   147,320
                                                                                     897,259
TELEPHONE-INTEGRATED (0.11%)
 SBC Communications                                             4,200                106,680
                                              TOTAL PREFERRED STOCKS              14,606,502

                                                Principal

                                                Amount                              Value

---------------------------------------------------------------------------------------------------
BONDS (3.61%)
ELECTRIC-INTEGRATED (0.20%)
 Georgia Power Capital Trust VI
  4.88%; 11/01/42                                          $  200,000            $   198,425
MULTI-LINE INSURANCE (0.33%)
 Allstate Financing II
  7.83%; 12/01/45                                             312,000                330,374
OIL COMPANY-INTEGRATED (1.59%)
 Phillips 66 Capital Trust II
  8.00%; 01/15/37                                           1,475,000              1,575,041
PIPELINES (1.49%)
 KN Capital Trust III
  7.63%; 04/15/28                                           1,350,000              1,468,938
                                                         TOTAL BONDS               3,572,778

















                                                Principal

                                                Amount                              Value

---------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.64%)
FINANCE-MORTGAGE LOAN/BANKER (0.64%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
  3.72%; 11/01/05                                          $  631,213            $   631,213
                                              TOTAL COMMERCIAL PAPER                 631,213
                                                                                 -----------

                                TOTAL PORTFOLIO INVESTMENTS (99.89%)              98,888,268
OTHER ASSETS AND LIABILITIES, NET (0.11%)                                            108,921
                                          TOTAL NET ASSETS (100.00%)             $98,997,189
                                                                                 -------------

                            SCHEDULE OF INVESTMENTS
                               EQUITY INCOME FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 6,773,955
Unrealized Depreciation                       (2,998,490)
                                             -----------
Net Unrealized Appreciation (Depreciation)     3,775,465
Cost for federal income tax purposes         $95,112,803


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                    Percentage of
                                                              Total Value
----------------------------------------------------------------------------------
 Financial                         $48,533,897                     49.08%
 Energy                             13,058,327                     13.20
 Utilities                          10,407,519                     10.52
 Consumer,
 Non-cyclical                        7,719,320                      7.81
 Communications                      6,670,462                      6.75
 Industrial                          5,935,341                      6.00
 Consumer, Cyclical                  3,313,551                      3.35
 Basic Materials                     2,014,688                      2.04
 Government                            631,213                      0.64
 Technology                            603,950                      0.61
                TOTAL              $98,888,268                    100.00%
                                 -----------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      GOVERNMENT & HIGH QUALITY BOND FUND
                                OCTOBER 31, 2005

                                                          Principal
                                                            Amount                   Value
------------------------------------------------------------------------------------------------------
BONDS (54.14%)
ASSET BACKED SECURITIES (5.80%)
 Chase Funding Mortgage Loan Asset Backed
  Certificates
                                                         $                       $
  4.27%; 12/25/33 /1/                                       2,522,421                2,524,852
  4.33%; 09/25/33 /1/                                       1,008,532                1,010,126
 Countrywide Asset Backed Certificates
  4.32%; 09/25/33 /1/                                       4,000,000                4,005,196
  4.42%; 03/25/33 /1/                                       3,407,217                3,416,880
 Park Place Securities
  4.40%; 01/25/33 /1/                                       4,722,308                4,728,617
 Popular Asset Backed Securities Mortgage
  Pass-Through Trust
  4.30%; 09/25/35 /1/                                       4,000,000                4,000,632
 Structured Asset Investment
  Loan Trust
  4.36%; 11/25/34 /1/                                       5,000,000                5,009,160
                                                                                    24,695,463
FEDERAL & FEDERALLY SPONSORED CREDIT (3.02%)
 Federal Farm Credit Bank
  2.63%; 09/17/07                                           4,500,000                4,341,708
  3.00%; 04/15/08                                           1,750,000                1,682,587
  3.75%; 01/15/09                                           4,000,000                3,886,664
  4.48%; 08/24/12                                           3,000,000                2,941,167
                                                                                    12,852,126
FINANCE-MORTGAGE LOAN/BANKER (29.33%)
 Fannie Mae
  3.25%; 08/15/08                                           9,000,000                8,669,961
  4.24%; 04/25/34 /1/                                       7,256,832                7,255,344
  4.34%; 10/25/18 /1/                                         989,712                  992,700
  5.25%; 08/01/12                                           4,300,000                4,331,816
 Fannie Mae Grantor Trust
  3.82%; 11/28/35 /1/                                       4,750,000                4,754,693
  4.12%; 07/25/35 /1/                                       5,000,000                5,000,850
  4.19%; 09/25/35 /1/                                       5,750,000                5,749,764
  4.39%; 05/25/35 /1/                                       3,892,663                3,893,461
  5.34%; 04/25/12                                           5,000,000                5,105,060
  5.50%; 09/25/11                                           4,250,000                4,377,033
 Fannie Mae Whole Loan
  4.19%; 05/25/35 /1/                                       3,688,524                3,689,937
 Federal Home Loan Bank System
  1.88%; 06/15/06                                           5,250,000                5,168,032
  2.45%; 03/23/07                                           9,000,000                8,742,348
  2.63%; 05/15/07                                           9,500,000                9,221,061
  5.80%; 09/02/08                                           8,500,000                8,742,666
 Freddie Mac
  3.75%; 11/15/06                                           5,500,000                5,454,048
  4.13%; 07/12/10                                           4,300,000                4,180,335
  4.17%; 04/15/30 /1/                                       7,000,000                6,999,790
  4.25%; 04/05/07                                           8,500,000                8,460,415
  4.27%; 06/15/18 /1/                                       5,827,301                5,843,944
  4.37%; 09/15/33 /1/                                         455,690                  457,985
                                                          Principal
                                                            Amount                   Value
------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Ginnie Mae
                                                         $                       $
  0.98%; 06/17/45 /1/                                      39,441,003                2,367,919
  1.92%; 10/16/12 /1/                                      87,000,000                5,497,530
                                                                                   124,956,692
FINANCE-OTHER SERVICES (0.90%)
 Private Export Funding
  3.38%; 02/15/09                                           4,000,000                3,843,844
HOME EQUITY-OTHER (3.48%)
 ACE Securities
  4.38%; 11/25/34 /1/                                       2,500,000                2,504,177
 Encore Credit Receivables Trust
  4.24%; 02/25/35 /1/                                       1,000,000                1,000,340
 First NLC Trust
  4.27%; 05/25/35 /1/                                       5,415,400                5,415,189
 Nomura Home Equity Loan
  4.26%; 05/25/35 /1/                                       3,125,000                3,130,441
 Option One Mortgage Loan Trust
  4.17%; 05/25/35 /1/                                       2,800,000                2,798,849
                                                                                    14,848,996
HOME EQUITY-SEQUENTIAL (3.12%)
 Chase Funding Loan Acquisition Trust
  4.40%; 06/25/34 /1/                                       3,500,000                3,518,046
 Residential Asset Securities
  4.20%; 07/25/35 /1/                                       4,800,000                4,799,688
  4.24%; 05/25/35 /1/                                       5,000,000                4,999,805
                                                                                    13,317,539
MORTGAGE BACKED SECURITIES (8.49%)
 Banc of America Commercial Mortgage
  0.37%; 03/11/41 /1/ /2/                                  32,018,357                  325,723
  1.13%; 11/10/38 /1/                                       2,938,807                  113,447
  4.73%; 07/10/43 /1/                                       3,500,000                3,338,863
 Bear Stearns Commercial Mortgage Securities
  1.11%; 02/11/41 /1/ /2/                                  12,282,844                  495,723
 Countrywide Alternative Loan Trust
  4.34%; 05/25/35 /1/                                       1,044,167                1,044,595
  5.00%; 10/25/18                                           1,248,892                1,226,931
 GMAC Mortgage Corporation
  Loan Trust
  4.22%; 08/25/35 /1/                                         850,000                  848,243
 Greenpoint Mortgage Funding Trust
  4.34%; 06/25/45 /1/                                         810,266                  808,432
 Greenwich Capital Commercial Funding
  0.39%; 06/10/36 /1/ /2/                                  20,400,000                  286,600
 IMPAC CMB Trust
  4.35%; 04/25/35 /1/                                       2,432,861                2,432,433
 IMPAC Secured Assets Commercial Mortgage Owner
  Trust
  4.31%; 12/25/31 /1/                                       2,425,000                2,422,563
 Indymac Index Mortgage Loan Trust
  4.37%; 04/25/35 /1/                                         922,050                  920,268
                                                          Principal
                                                            Amount                   Value
------------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 JP Morgan Chase Commercial Mortgage Securities
                                                         $                       $
  0.35%; 09/12/37 /1/                                     110,000,000                1,872,860
 JP Morgan Mortgage Trust
  4.97%; 10/31/35 /1/                                       3,000,000                2,946,600
 LB-UBS Commercial Mortgage Trust
  0.75%; 07/15/40 /1/ /2/                                 119,397,542                4,457,110
 Merrill Lynch Mortgage Trust
  0.60%; 05/12/43                                          55,520,000                1,734,722
 Morgan Stanley Capital I
  0.38%; 08/13/42                                         191,700,000                4,290,246
 Wachovia Bank Commercial Mortgage Trust
  0.30%; 03/15/42 /1/ /2/                                  34,678,148                  501,169
  0.58%; 05/15/44 /1/                                     106,088,000                3,314,295
 Washington Mutual
  4.27%; 04/25/45 /1/                                       1,868,172                1,862,613
  4.30%; 07/25/44 /1/                                         920,444                  921,867
                                                                                    36,165,303
                                                         TOTAL BONDS               230,679,963

                                                          Principal
                                                            Amount                   Value
------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (17.44%)
4.50%; 06/01/11                                             3,357,259                3,315,542
4.50%; 04/01/19                                             3,094,277                2,995,483
4.50%; 11/01/19                                             9,026,644                8,738,441
4.58%; 10/01/33 /1/                                         1,137,666                1,098,586
5.00%; 12/01/18                                             2,545,006                2,512,364
5.00%; 12/01/32                                             1,221,163                1,179,591
5.50%; 05/01/17                                               250,038                  251,742
5.50%; 09/01/17                                               453,473                  456,576
5.50%; 02/01/18                                               535,266                  538,914
5.50%; 12/01/18                                                 4,018                    4,018
5.50%; 01/01/29                                                47,233                   46,742
5.50%; 03/01/29                                                19,890                   19,683
5.50%; 05/01/33                                               779,172                  770,401
5.50%; 10/01/33                                               326,346                  322,672
5.50%; 12/01/33                                             7,112,018                7,031,958
5.50%; 11/01/35 /3/                                        29,475,000               29,088,141
6.00%; 03/01/17                                               178,311                  182,224
6.00%; 06/01/28                                               140,248                  142,051
6.00%; 10/01/31                                                66,804                   67,562
6.00%; 02/01/32                                               182,577                  184,649
6.00%; 11/01/35 /3/                                         9,100,000                9,188,161
6.50%; 06/01/17                                               421,811                  435,022
6.50%; 08/01/22                                               634,632                  655,274
6.50%; 03/01/29                                                79,052                   81,318
6.50%; 06/01/31                                                10,200                   10,477
6.50%; 02/01/32                                                92,349                   94,807
6.50%; 02/01/32                                               176,494                  181,290
6.50%; 04/01/32                                               137,494                  141,155
                                                          Principal
                                                            Amount                   Value
------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
                                                         $                       $
6.50%; 08/01/32                                               433,903                  445,454
6.50%; 08/01/32                                               180,520                  185,326
6.50%; 07/01/34                                             3,537,667                3,638,031
7.00%; 01/01/31                                                23,916                   24,968
7.50%; 12/01/30                                                36,843                   38,967
7.50%; 02/01/31                                                24,266                   25,665
7.50%; 04/01/32                                               152,596                  161,363
8.00%; 08/01/30                                                 7,083                    7,545
8.00%; 11/01/30                                                17,314                   18,443
                                            TOTAL FHLMC CERTIFICATES                74,280,606

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (22.03%)
4.50%; 03/01/10                                               194,026                  191,343
4.50%; 11/01/20 /3/                                         9,000,000                8,701,875
4.73%; 12/01/33 /1/                                           802,418                  776,898
4.74%; 04/01/35 /1/                                         7,099,989                6,968,405
4.75%; 02/01/35 /1/                                         6,508,004                6,416,586
5.00%; 01/01/18                                               972,261                  960,142
5.00%; 04/01/19                                             2,305,090                2,274,787
5.00%; 12/01/20 /3/                                        10,000,000                9,853,120
5.00%; 03/01/35 /1/                                         2,172,281                2,146,863
5.00%; 11/01/35 /3/                                        29,400,000               28,288,327
5.17%; 12/01/33 /1/                                         1,287,905                1,278,155
5.50%; 09/01/17                                               645,112                  649,810
5.50%; 09/01/17                                               189,003                  190,380
5.50%; 03/01/18                                               608,826                  613,260
5.50%; 06/01/19                                               182,097                  183,387
5.50%; 06/01/19                                               203,544                  204,987
5.50%; 07/01/19                                               527,896                  531,637
5.50%; 07/01/19                                               414,207                  417,142
5.50%; 07/01/19                                                96,674                   97,359
5.50%; 07/01/19                                               189,720                  191,065
5.50%; 07/01/19                                               299,527                  301,649
5.50%; 08/01/19                                             1,037,523                1,044,876
5.50%; 08/01/19                                               105,881                  106,631
5.50%; 09/01/19                                               792,537                  798,154
5.50%; 09/01/33                                             3,762,235                3,717,517
6.00%; 05/01/09                                               127,924                  131,008
6.00%; 01/01/17                                               172,117                  176,115
6.00%; 04/01/17                                               175,199                  179,265
6.00%; 12/01/22                                               310,477                  315,392
6.00%; 12/01/31                                                61,995                   62,606
6.00%; 12/01/31                                               212,870                  214,971
6.00%; 11/01/32                                               207,262                  209,240
6.00%; 11/01/35 /3/                                        10,300,000               10,386,911
6.50%; 04/01/10                                                27,531                   28,487
6.50%; 06/01/16                                                59,140                   61,076
6.50%; 09/01/31                                               150,882                  155,173
6.50%; 12/01/31                                                41,090                   42,258
6.50%; 04/01/32                                                95,645                   98,314
6.50%; 11/01/35 /3/                                         3,900,000                4,002,375
7.00%; 05/01/22                                               185,423                  194,481
7.00%; 02/01/32                                                42,748                   44,720
7.00%; 02/01/32                                                34,720                   36,310
                                                          Principal
                                                            Amount                   Value
------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
7.00%; 02/01/32                                          $     50,139            $      52,452
7.00%; 04/01/32                                               218,426                  228,434
7.50%; 01/01/31                                                18,620                   19,664
7.50%; 05/01/31                                                29,799                   31,469
7.50%; 08/01/32                                               249,790                  263,662
                                             TOTAL FNMA CERTIFICATES                93,838,738

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (7.82%)
3.88%; 10/20/30 /1/                                         5,409,161                5,438,084
5.00%; 08/15/33                                             3,114,918                3,043,455
5.00%; 08/15/33                                             6,087,750                5,948,085
5.50%; 12/15/13                                                79,751                   81,012
5.50%; 01/15/14                                               201,674                  204,821
5.50%; 01/15/14                                               228,180                  231,740
5.50%; 02/15/14                                               205,907                  209,120
5.50%; 03/15/14                                               341,459                  346,787
5.50%; 05/20/35                                             1,932,244                1,926,801
6.00%; 03/15/17                                             1,381,804                1,420,067
6.00%; 10/15/23                                               535,736                  547,157
6.00%; 11/15/23                                               321,116                  327,962
6.00%; 11/15/23                                               177,123                  180,899
6.00%; 12/15/23                                               147,178                  150,316
6.00%; 12/15/23                                               139,733                  142,712
6.00%; 12/15/23                                                15,110                   15,433
6.00%; 01/15/24                                               253,581                  258,820
6.00%; 01/20/24                                                85,179                   86,699
6.00%; 02/15/24                                                99,848                  101,911
6.00%; 02/15/24                                               212,064                  216,445
6.00%; 02/15/24                                               128,855                  131,517
6.00%; 03/15/24                                                67,020                   68,405
6.00%; 04/20/24                                               140,698                  143,210
6.00%; 05/20/24                                               216,902                  220,774
6.00%; 05/20/24                                                38,583                   39,272
6.00%; 10/20/24                                                62,242                   63,354
6.00%; 09/20/25                                               128,855                  131,109
6.00%; 11/20/25                                                74,927                   76,237
6.00%; 10/20/28                                                91,095                   92,585
6.00%; 08/15/32                                               528,512                  537,902
6.00%; 09/15/32                                               523,945                  533,254
6.00%; 02/15/33                                               188,394                  191,732
6.50%; 07/15/08                                                34,420                   35,242
6.50%; 07/15/08                                                38,110                   39,020
6.50%; 10/15/08                                                53,785                   55,070
6.50%; 03/15/09                                                58,217                   59,608
6.50%; 09/15/23                                                62,589                   65,127
6.50%; 09/15/23                                                99,460                  103,494
6.50%; 09/15/23                                                95,733                   99,616
6.50%; 09/15/23                                               123,506                  128,515
6.50%; 10/15/23                                               107,762                  112,133
6.50%; 10/15/23                                                84,298                   87,717
6.50%; 11/15/23                                                61,536                   64,032
6.50%; 12/15/23                                               241,264                  251,049
6.50%; 12/15/23                                               239,798                  249,523
6.50%; 12/15/23                                               130,446                  135,737
                                                          Principal
                                                            Amount                   Value
------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
6.50%; 12/15/23                                          $     73,583            $      76,568
6.50%; 01/15/24                                               134,613                  140,018
6.50%; 01/15/24                                                62,812                   65,334
6.50%; 01/15/24                                               131,838                  137,131
6.50%; 01/15/24                                                75,801                   78,844
6.50%; 01/15/24                                               131,369                  136,644
6.50%; 01/15/24                                               107,374                  111,685
6.50%; 01/15/24                                                48,474                   50,420
6.50%; 01/15/24                                                64,251                   66,831
6.50%; 03/15/24                                                72,572                   75,486
6.50%; 04/15/24                                               119,952                  124,768
6.50%; 04/20/24                                                84,804                   87,679
6.50%; 07/15/24                                               343,756                  357,698
6.50%; 10/15/25                                               152,250                  158,376
6.50%; 01/15/26                                                54,874                   57,080
6.50%; 03/15/26                                                91,206                   94,873
6.50%; 07/20/26                                                38,692                   40,006
6.50%; 02/15/28                                               106,392                  110,646
6.50%; 10/20/28                                                80,936                   83,666
6.50%; 07/15/31                                                22,471                   23,322
6.50%; 10/15/31                                               105,081                  109,062
6.50%; 07/15/32                                               178,932                  185,655
7.00%; 11/15/22                                                44,901                   47,453
7.00%; 11/15/22                                                61,282                   64,765
7.00%; 11/15/22                                               272,127                  287,591
7.00%; 11/15/22                                               115,054                  121,592
7.00%; 12/15/22                                                72,447                   76,564
7.00%; 12/15/22                                               221,829                  234,435
7.00%; 01/15/23                                                86,568                   91,452
7.00%; 01/15/23                                                68,595                   72,465
7.00%; 01/15/23                                                39,086                   41,291
7.00%; 02/15/23                                               552,987                  584,189
7.00%; 03/15/23                                               103,550                  109,392
7.00%; 07/15/23                                                51,733                   54,652
7.00%; 07/15/23                                                52,535                   55,499
7.00%; 07/15/23                                               137,625                  145,391
7.00%; 07/15/23                                                44,664                   47,184
7.00%; 08/15/23                                                83,467                   88,176
7.00%; 08/15/23                                                25,153                   26,573
7.00%; 10/15/23                                                82,451                   87,103
7.00%; 12/15/23                                                67,948                   71,782
7.00%; 12/15/23                                                96,805                  102,267
7.00%; 01/15/26                                                72,549                   76,477
7.00%; 05/15/26                                                17,578                   18,530
7.00%; 01/15/27                                                83,861                   88,319
7.00%; 03/15/27                                                42,612                   44,877
7.00%; 11/15/27                                               215,328                  226,774
7.00%; 12/15/27                                               158,879                  167,325
7.00%; 04/15/28                                                 3,398                    3,576
7.00%; 04/15/28                                               169,466                  178,335
7.00%; 05/15/31                                                73,195                   76,964
7.00%; 07/15/31                                                 1,996                    2,098
7.00%; 07/15/31                                                18,567                   19,520
7.00%; 09/15/31                                                35,603                   37,430
7.00%; 02/15/32                                                32,017                   33,657
7.25%; 09/15/25                                                91,225                   96,406
7.50%; 04/15/17                                                16,214                   17,223
                                                          Principal
                                                            Amount                   Value
------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
7.50%; 04/15/17                                          $     96,685            $     102,700
7.50%; 04/15/17                                                84,276                   89,519
7.50%; 05/15/17                                                18,491                   19,641
7.50%; 07/15/18                                                43,506                   46,267
7.50%; 12/15/21                                                39,236                   41,818
7.50%; 12/15/21                                                44,802                   47,750
7.50%; 12/15/21                                                47,934                   51,088
7.50%; 02/15/22                                                60,710                   64,750
7.50%; 03/15/22                                                21,816                   23,268
7.50%; 03/15/22                                                14,858                   15,847
7.50%; 03/15/22                                                37,493                   39,988
7.50%; 04/15/22                                                27,557                   29,391
7.50%; 04/15/22                                                40,488                   43,182
7.50%; 04/15/22                                                43,474                   46,367
7.50%; 04/15/22                                                27,411                   29,235
7.50%; 05/15/22                                                88,215                   94,085
7.50%; 07/15/22                                               111,310                  118,717
7.50%; 08/15/22                                                26,533                   28,299
7.50%; 08/15/22                                                65,142                   69,477
7.50%; 08/15/22                                                18,651                   19,892
7.50%; 08/15/22                                                13,985                   14,915
7.50%; 08/15/22                                                28,415                   30,306
7.50%; 08/15/22                                                37,479                   39,973
7.50%; 08/15/22                                               173,724                  185,284
7.50%; 08/15/22                                                76,529                   81,621
7.50%; 11/15/22                                                83,468                   89,022
7.50%; 02/15/23                                                18,815                   20,058
7.50%; 02/15/23                                                56,258                   59,974
7.50%; 05/15/23                                                65,594                   69,927
7.50%; 05/15/23                                                15,272                   16,281
7.50%; 05/15/23                                                90,718                   96,712
7.50%; 06/15/23                                                37,175                   39,631
7.50%; 10/15/23                                                35,926                   38,299
7.50%; 11/15/23                                               153,301                  163,429
7.50%; 08/15/24                                                28,772                   30,617
7.50%; 04/15/27                                                35,512                   37,674
7.50%; 05/15/27                                                71,147                   75,479
7.50%; 05/15/27                                                45,579                   48,354
7.50%; 06/15/27                                                16,853                   17,879
7.50%; 06/15/27                                                79,147                   83,966
8.00%; 08/15/16                                                93,635                   99,905
8.00%; 09/15/16                                                 9,686                   10,334
8.00%; 12/15/16                                                34,527                   36,839
8.00%; 04/15/17                                                18,284                   19,551
8.00%; 04/15/17                                                30,587                   32,706
8.00%; 04/15/17                                                37,284                   39,866
8.00%; 05/15/17                                                43,604                   46,624
8.00%; 05/15/17                                                24,129                   25,801
8.00%; 06/15/17                                                16,670                   17,825
8.00%; 06/15/17                                                36,661                   39,200
8.00%; 06/15/17                                                39,599                   42,342
8.00%; 07/15/17                                                12,245                   13,093
8.00%; 02/15/22                                               110,641                  118,298
8.00%; 12/15/30                                                52,329                   55,941
                                             TOTAL GNMA CERTIFICATES                33,321,686

                                                          Principal
                                                            Amount                   Value
------------------------------------------------------------------------------------------------------
TREASURY BONDS (14.74%)
 U.S. Treasury
                                                         $                       $
  3.88%; 05/15/10                                           5,500,000                5,365,508
  4.13%; 05/15/15 /4/                                       8,750,000                8,443,750
  4.25%; 10/15/10                                           4,000,000                3,965,156
  4.25%; 08/15/15 /4/                                       1,700,000                1,658,828
  5.38%; 02/15/31 /4/                                         500,000                  545,313
  6.88%; 08/15/25                                           6,750,000                8,487,072
 U.S. Treasury Inflation-Indexed Obligations
  3.88%; 01/15/09                                           8,382,920                8,971,686
 U.S. Treasury Strip
  0.00%; 11/15/15 /5/                                      21,000,000               13,185,711
  0.00%; 05/15/20 /5/                                      13,800,000                6,836,451
  0.00%; 08/15/25 /5/                                       9,500,000                3,637,844
  0.00%; 08/15/28 /5/                                       5,000,000                1,677,600
                                                                                    62,774,919
                                                TOTAL TREASURY BONDS                62,774,919






                                                          Principal
                                                            Amount                   Value
------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (9.67%)
FINANCE-MORTGAGE LOAN/BANKER (9.67%)
 Investment in Joint Trading Account; Federal Home
  Loan Bank
  3.72%; 11/01/05                                        $ 41,186,163            $  41,186,163
                                              TOTAL COMMERCIAL PAPER                41,186,163
                                                                                 -------------

                               TOTAL PORTFOLIO INVESTMENTS (125.84%)               536,082,075
OTHER ASSETS AND LIABILITIES, NET (-25.84%)                                       (110,083,496)
                                          TOTAL NET ASSETS (100.00%)             $ 425,998,579
                                                                                 ----------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      GOVERNMENT & HIGH QUALITY BOND FUND
                                OCTOBER 31, 2005


/1// /Variable rate.
/2 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid. At the end of the period, the value of these securities totaled $425,998,579 or 1.42% of net assets.
/3 /Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.
/4 /Security or a portion of the security was pledged as collateral for reverse repurchase agreements. At the end of the period, the value of these securities totaled $10,647,890 or 2.50% of net assets.
/5 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $    920,656
Unrealized Depreciation                        (6,466,207)
                                             ------------
Net Unrealized Appreciation (Depreciation)     (5,545,551)
Cost for federal income tax purposes         $541,627,626




                                                       Notional    Unrealized
                    Description                         Amount     Gain (Loss)
-------------------------------------------------------------------------------
SWAP AGREEMENTS
TOTAL RETURN SWAPS
Receive a monthly return equal to the Lehman ERISA    $5,000,000    $(53,681)
Eligible CMBS Index and pay monthly a floating rate
based on 1-month LIBOR less 25 basis points with
Morgan Stanley. Expires November 2005.


                   COUPON DISTRIBUTION
 Coupon Range                 Value             Percentage of
                                                 Total Value
-----------------------------------------------------------------
 Less than 4%              $167,321.338             31.21%
 4.00 - 4.99%               179,145,059             33.42
 5.00 - 5.99%               132,392,691             24.70
 6.00 - 6.99%                49,718,507              9.27
 7.00 - 7.99%                 6,880,167              1.28
 8.00% and over                 624,313              0.12
              TOTAL        $536,082,075            100.00%
                           --------------          ---------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           INFLATION PROTECTION FUND
                                OCTOBER 31, 2005

                                               Principal
                                                 Amount                  Value
-----------------------------------------------------------------------------------------
BONDS (31.56%)
AGRICULTURAL CHEMICALS (0.40%)
 IMC Global
                                               $                     $
  7.63%; 11/01/05                                 250,000                 254,063
  11.25%; 06/01/11                                 50,000                  54,250
                                                                          308,313
ASSET BACKED SECURITIES (0.92%)
 Countrywide Asset Backed Certificates
  4.31%; 10/25/34 /1/                             300,000                 300,333
  4.35%; 10/28/35 /1/                             250,000                 250,000
  4.79%; 12/25/32 /1/                             150,000                 152,587
                                                                          702,920
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.27%)
 Navistar International
  9.38%; 06/01/06                                 200,000                 203,500
CABLE TV (0.48%)
 EchoStar DBS
  9.13%; 01/15/09                                 350,000                 367,500
CASINO HOTELS (0.87%)
 Harrah's Operating
  7.88%; 12/15/05                                 100,000                 100,375
 Mandalay Resort Group
  6.45%; 02/01/06                                 300,000                 300,750
 Park Place Entertainment
  9.38%; 02/15/07                                 250,000                 260,625
                                                                          661,750
CELLULAR TELECOMMUNICATIONS (0.47%)
 Rogers Wireless Communications
  7.00%; 12/15/10 /1/                             350,000                 362,250
COMPUTERS-MEMORY DEVICES (0.07%)
 Seagate Technology HDD Holdings
  8.00%; 05/15/09                                  50,000                  52,313
CONTAINERS-METAL & GLASS (0.13%)
 Ball
  7.75%; 08/01/06                                 100,000                 101,500
ELECTRIC-GENERATION (0.39%)
 CE Casecnan Water & Energy
  11.45%; 11/15/05                                291,989                 294,909
ELECTRIC-INTEGRATED (0.30%)
 Kansas Gas & Electric
  6.20%; 01/15/06                                 100,000                 100,301
 TXU
  6.38%; 06/15/06                                 125,000                 125,903
                                                                          226,204
FINANCE-AUTO LOANS (1.04%)
 Ford Motor Credit
  6.88%; 02/01/06                                 400,000                 399,794
 General Motors Acceptance
  4.68%; 05/18/06 /1/                             400,000                 397,663
                                                                          797,457
                                               Principal
                                                 Amount                  Value
-----------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (21.76%)
 Fannie Mae
  4.24%; 01/25/23 /1/                          $  181,321            $    181,578
  4.24%; 04/25/34 /1/                             967,578                 967,379
  4.29%; 11/25/22 /1/                             184,005                 184,559
  4.29%; 03/25/35 /1/                             384,095                 384,305
  4.34%; 02/25/18 /1/                             157,045                 157,467
  4.34%; 03/25/18 /1/                             776,625                 769,887
  4.34%; 10/25/18 /1/                           1,101,880               1,105,206
  4.34%; 02/25/32 /1/                             200,000                 200,738
  4.44%; 06/25/23 /1/                           1,129,527               1,131,098
  4.44%; 02/25/28 /1/                             501,002                 502,746
  4.44%; 05/25/30 /1/                             940,304                 944,398
  4.44%; 05/25/31 /1/                           1,045,865               1,052,017
 Fannie Mae Grantor Trust
  3.82%; 11/28/35 /1/                           1,000,000               1,000,988
  4.18%; 04/25/35 /1/                             771,438                 771,845
  4.19%; 09/25/35 /1/                             750,000                 749,969
  4.20%; 06/25/35 /1/                              70,771                  70,845
  4.39%; 05/25/35 /1/                             181,054                 181,091
 Fannie Mae Whole Loan
  4.19%; 11/25/33 /1/                             126,464                 126,453
  4.19%; 05/25/35 /1/                             184,426                 184,497
  4.24%; 05/25/35 /1/                             185,087                 185,062
  4.29%; 06/25/44 /1/                             195,997                 195,853
  4.49%; 02/25/47 /1/                             151,451                 151,953
 Freddie Mac
  4.17%; 04/15/30 /1/                             200,000                 199,994
  4.27%; 05/15/17 /1/                             826,742                 828,244
  4.27%; 02/15/18 /1/                             702,063                 700,461
  4.27%; 06/15/18 /1/                             832,472                 834,849
  4.27%; 10/15/34 /1/                             416,990                 416,184
  4.32%; 02/15/30 /1/                              73,587                  73,844
  4.32%; 05/15/30 /1/                             170,505                 171,021
  4.37%; 01/15/30 /1/                           1,008,008               1,011,500
  4.37%; 09/15/33 /1/                             546,827                 549,582
  4.42%; 06/15/23 /1/                             170,944                 172,399
 Ginnie Mae
  4.35%; 10/20/31 /1/                             464,820                 466,817
                                                                       16,624,829
HOME EQUITY-OTHER (0.13%)
 Option One Mortgage Loan Trust
  5.04%; 02/25/35 /1/                             100,000                 100,666
HOME EQUITY-SEQUENTIAL (0.02%)
 Residential Asset Securities
  5.84%; 04/25/32 /1/                              14,883                  14,923
INSURANCE BROKERS (0.39%)
 Marsh & McLennan
  4.27%; 07/13/07 /1/                             300,000                 298,700
MEDICAL-HMO (0.28%)
 Pacificare Health Systems
  10.75%; 06/01/09                                200,000                 215,500
                                               Principal
                                                 Amount                  Value
-----------------------------------------------------------------------------------------
BONDS (CONTINUED)
MEDICAL-HOSPITALS (0.46%)
 HCA
                                               $                     $
  7.13%; 06/01/06                                 350,000                 353,795
MISCELLANEOUS INVESTING (0.36%)
 iStar Financial
  5.08%; 03/12/07 /1/                             275,000                 278,126
MORTGAGE BACKED SECURITIES (1.83%)
 IMPAC Commercial Mortgage Trust
  4.69%; 08/25/35 /1/                             173,190                 173,295
  5.11%; 08/25/33 /1/                             121,949                 122,032
  5.59%; 10/25/34 /1/                             366,261                 372,700
 Indymac Index Mortgage Loan Trust
  4.27%; 04/25/35 /1/                             374,405                 373,719
 Washington Mutual
  4.30%; 07/25/44 /1/                             354,017                 354,564
                                                                        1,396,310
OIL REFINING & MARKETING (0.47%)
 CITGO Petroleum
  7.88%; 05/15/06                                 350,000                 355,250
PAPER & RELATED PRODUCTS (0.33%)
 Georgia-Pacific
  7.50%; 05/15/06                                 250,000                 252,500
PUBLISHING-PERIODICALS (0.06%)
 American Media Operation
  10.25%; 05/01/09                                 50,000                  47,500
TELEPHONE-INTEGRATED (0.13%)
 MCI
  6.91%; 05/01/07 /1/                             100,000                 101,000
                                             TOTAL BONDS               24,117,715




                                               Principal
                                                 Amount                  Value
-----------------------------------------------------------------------------------------
TREASURY BONDS (99.34%)
 U.S. Treasury Inflation-Indexed
  Obligations
  0.88%; 04/15/10 /2/                          $6,795,634            $  6,530,713
  1.63%; 01/15/15 /2/                           4,638,851               4,499,866
  1.88%; 07/15/13 /2/                           5,009,858               4,982,654
  1.88%; 07/15/15                               3,796,547               3,757,990
  2.00%; 01/15/14                               5,165,791               5,180,116
  2.00%; 07/15/14 /2/                           4,704,314               4,716,625
  2.38%; 01/15/25 /2/                           6,110,919               6,358,937
  3.00%; 07/15/12 /2/                           5,368,753               5,740,582
  3.38%; 01/15/07 /2/                           4,134,133               4,241,686
  3.38%; 01/15/12                               1,554,042               1,691,661
  3.38%; 04/15/32 /2/                           1,294,582               1,654,181
  3.50%; 01/15/11 /2/                           2,843,669               3,080,271
  3.63%; 01/15/08 /2/                           4,449,425               4,655,558
  3.63%; 04/15/28                               4,116,443               5,233,831
  3.88%; 01/15/09                               3,898,058               4,171,834
  3.88%; 04/15/29                               4,766,853               6,334,700
  4.25%; 01/15/10 /2/                           2,789,943               3,075,368
                                    TOTAL TREASURY BONDS               75,906,573










                                               Principal
                                                 Amount                  Value
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.33%)
FINANCE-MORTGAGE LOAN/BANKER (0.33%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
  3.72%; 11/01/05                              $  251,240            $    251,240
                                  TOTAL COMMERCIAL PAPER                  251,240
                                                                     ------------

                   TOTAL PORTFOLIO INVESTMENTS (131.23%)              100,275,528
OTHER ASSETS AND LIABILITIES, NET (-31.23%)                           (23,865,322)
                              TOTAL NET ASSETS (100.00%)             $ 76,410,206
                                                                     ---------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           INFLATION PROTECTION FUND
                                OCTOBER 31, 2005


/1 /Variable rate.
/2 /Security or a portion of the security was pledged as collateral for reverse repurchase agreements. At the end of the period, the value of these securities totaled $23,088,730 or 30.22% of net assets.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $     24,017
Unrealized Depreciation                        (1,299,964)
                                             ------------
Net Unrealized Appreciation (Depreciation)     (1,275,947)
Cost for federal income tax purposes         $101,551,475


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Government                          91,851,582                     91.60
 Financial                            1,728,848                      1.72
 Asset Backed
 Securities                           1,568,478                      1.56
 Mortgage Securities                  1,222,837                      1.22
 Communications                         878,250                      0.88
 Consumer, Cyclical                     865,250                      0.86
 Consumer,
 Non-cyclical                           569,295                      0.57
 Basic Materials                        560,812                      0.56
 Utilities                              521,113                      0.52
 Energy                                 355,250                      0.36
 Industrial                             101,500                      0.10
 Technology                              52,313                      0.05
                                   $100,275,528                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      INTERNATIONAL EMERGING MARKETS FUND
                                OCTOBER 31, 2005

                                              Shares

                                              Held                             Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (95.65%)
AGRICULTURAL OPERATIONS (1.14%)
                                                                           $
 Astra Agro Lestari                                     407,375                 217,482
 Astral Foods                                            59,865                 595,907
 IOI Berhad                                             244,960                 850,060
                                                                              1,663,449
APPLIANCES (0.79%)
 Arcelik                                                148,149                 882,100
 Tsann Kuen Enterprise                                  166,040                 272,185
                                                                              1,154,285
AUTO-CARS & LIGHT TRUCKS (2.27%)
 Ford Otomotiv Sanayi                                    80,596                 575,260
 Hyundai Motor                                           19,480               1,434,501
 Proton Holdings                                        253,942                 517,974
 Tata Motors                                             74,662                 794,404
                                                                              3,322,139
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.39%)
 Mahindra & Mahindra                                     72,662                 573,660
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.00%)
 Hyundai Mobis                                                5                     399
BEVERAGES-NON-ALCOHOLIC (0.84%)
 Coca-Cola Femsa                                        312,000                 799,437
 Embotelladoras Arca                                    194,334                 424,852
                                                                              1,224,289
BREWERY (0.48%)
 Fomento Economico Mexicano                             103,800                 703,859
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.52%)
 GS Engineering & Construction                           17,580                 756,302
BUILDING PRODUCTS-CEMENT & AGGREGATE (1.57%)
 Akcansa Cimento                                         87,252                 409,800
 Cemex                                                  230,707               1,198,095
 Gujarat Ambuja Cements /1/                             452,543                 696,799
                                                                              2,304,694
BUILDING-HEAVY CONSTRUCTION (0.47%)
 Cheung Kong Infrastructure Holdings                    223,662                 695,306
BUILDING-RESIDENTIAL & COMMERCIAL (0.68%)
 Corporacion GEO /1/                                    323,200                 996,995
BUSINESS TO BUSINESS-E COMMERCE (0.53%)
 Submarino /1/                                           56,789                 776,602
CASINO HOTELS (0.42%)
 Genting Berhad                                         113,601                 619,915
CELLULAR TELECOMMUNICATIONS (4.47%)
 America Movil                                           60,168               1,579,410
 China Mobile                                           544,462               2,422,999
 Far EasTone Telecommunications                         839,800                 976,177
 SK Telecom                                               8,686               1,565,685
                                                                              6,544,271
CHEMICALS-DIVERSIFIED (0.96%)
 Hanwha Chemical                                         60,030                 634,810
 Israel Chemicals                                       204,811                 776,865
                                                                              1,411,675
                                              Shares

                                              Held                             Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (0.35%)
                                                                           $
 Frutarom /1/                                            65,601                 519,547
CIRCUIT BOARDS (0.00%)
 Unimicron Technology                                         4                       3
COAL (0.47%)
 Banpu Public /2/                                        20,900                 689,447
COMMERCIAL BANKS (9.06%)
 Banco do Brasil /1/                                     76,134               1,399,466
 Banco Nossa Caixa /1/                                   39,553                 653,290
 Bancolombia                                             37,565                 890,290
 Bank of the Philippine Islands                         804,791                 762,488
 Bank Rakyat                                          1,974,544                 478,263
 BankMuscat /1/ /2/                                      23,434                 585,850
 Commercial International Bank                           82,799                 806,055
 Credicorp                                               34,649                 911,269
 Finansbank /1/                                         125,181                 379,616
 Kookmin Bank                                            43,850               2,415,502
 Korea Exchange Bank /1/                                107,820               1,192,011
 Sberbank RF                                                763                 679,070
 Siam Commercial Bank Public /2/                        559,977                 648,582
 Turkiye Is Bankasi                                     211,932               1,465,654
                                                                             13,267,406
COMPUTERS (2.88%)
 Acer                                                   655,080               1,325,721
 High Tech Computer                                     190,400               2,020,250
 Wistron /1/                                            842,000                 878,351
                                                                              4,224,322
COMPUTERS-MEMORY DEVICES (0.64%)
 Quanta Storage                                         702,750                 936,260
DIVERSIFIED FINANCIAL SERVICES (3.22%)
 Investec                                                20,236                 727,816
 RMB Holdings                                           199,022                 718,780
 Shinhan Financial Group                                 54,683               1,829,426
 Woori Finance Holdings                                  93,480               1,442,371
                                                                              4,718,393
DIVERSIFIED MINERALS (0.64%)
 Antofagasta                                             36,641                 939,230
DIVERSIFIED OPERATIONS (4.09%)
 Alfa                                                   212,857               1,234,354
 Bidvest Group /1/                                       57,850                 777,008
 Bradespar                                               49,740               1,302,990
 Grupo Carso                                            311,869                 661,584
 Imperial Holdings /1/                                   56,095               1,046,439
 Remgro                                                  58,306                 973,696
                                                                              5,996,071
ELECTRIC-GENERATION (0.56%)
 Ratchaburi Electricity Generating Holding
  /2/                                                   862,211                 813,706
ELECTRIC-INTEGRATED (1.36%)
 CPFL Energia                                            72,583                 757,332
 Unified Energy Systems                                  34,833               1,229,605
                                                                              1,986,937
                                              Shares

                                              Held                             Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-MISCELLANEOUS (6.74%)
                                                                           $
 Asustek Computer                                       388,300               1,016,132
 Hon Hai Precision Industry                             594,292               2,568,360
 Samsung Electronics                                     11,846               6,286,283
                                                                              9,870,775
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.97%)
 Hynix Semiconductor /1/                                 43,805                 802,235
 MediaTek                                                71,500                 616,940
                                                                              1,419,175
FEMININE HEALTH CARE PRODUCTS (0.55%)
 Hengan International Group                             861,574                 800,187
FINANCE-CONSUMER LOANS (0.55%)
 African Bank Investments                               270,847                 808,818
FINANCE-OTHER SERVICES (1.00%)
 Grupo Financiero Banorte                               172,518               1,469,479
FOOD-DAIRY PRODUCTS (0.90%)
 Binggrae                                                31,689               1,319,106
FOOD-MISCELLANEOUS/DIVERSIFIED (0.65%)
 Daesang                                                 79,660                 949,610
 Global Bio-Chem Technology
  Group - warrants /1/                                   73,093                     471
                                                                                950,081
FOOD-RETAIL (0.29%)
 Pyaterochka Holding /1/ /2/                             21,759                 426,476
GAS-DISTRIBUTION (0.96%)
 OAO Gazprom                                             23,609               1,400,014
GOLD MINING (0.66%)
 Harmony Gold Mining                                     91,056                 967,539
INDEPENDENT POWER PRODUCER (0.61%)
 YTL Power International                              1,544,020                 895,736
INTERNET SECURITY (0.83%)
 Check Point Software Technologies /1/                   54,260               1,213,254
LIFE & HEALTH INSURANCE (0.90%)
 Cathay Financial Holding                               158,000                 277,841
 Shin Kong Financial Holding                          1,449,101               1,043,047
                                                                              1,320,888
MACHINERY-CONSTRUCTION & MINING (0.49%)
 United Tractors                                      1,965,600                 719,003
MEDICAL-GENERIC DRUGS (1.09%)
 Teva Pharmaceutical Industries                          41,953               1,599,248
METAL PROCESSORS & FABRICATION (0.96%)
 Catcher Technology /1/                                 124,583                 738,924
 Jiangxi Copper                                       1,413,242                 669,947
                                                                              1,408,871
METAL-COPPER (0.21%)
 Kazakhmys /1/                                           31,632                 302,102
METAL-DIVERSIFIED (0.49%)
 MMC Norilsk Nickel                                       9,658                 711,070
                                              Shares

                                              Held                             Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MORTGAGE BANKS (0.31%)
                                                                           $
 FHB Land Credit & Mortgage Bank                         65,560                 458,491
NON-FERROUS METALS (1.12%)
 Grupo Mexico /1/                                       490,359                 944,833
 International Nickel Indonesia                         490,939                 701,341
                                                                              1,646,174
OIL COMPANY-EXPLORATION & PRODUCTION (2.16%)
 CNOOC                                                1,885,825               1,228,456
 Novatek /1/ /2/                                         30,734                 676,148
 Oil & Natural Gas                                       33,351                 686,725
 PTT Public /2/                                         105,177                 567,200
                                                                              3,158,529
OIL COMPANY-INTEGRATED (10.28%)
 China Petroleum & Chemical                           3,767,330               1,506,475
 LUKOIL                                                  73,974               4,124,051
 MOL Magyar Olaj-es Gazipari                             10,279                 945,347
 PetroChina                                           2,552,807               1,942,838
 Petroleo Brasileiro                                     59,435               3,797,897
 Sasol                                                   86,383               2,733,027
                                                                             15,049,635
OIL REFINING & MARKETING (1.87%)
 Polski Koncern Naftowy Orlen                            77,267               1,369,643
 SK                                                      10,820                 556,499
 Thai Oil Public /2/                                    467,898                 808,599
                                                                              2,734,741
PASTORAL & AGRICULTURAL (0.46%)
 Charoen Pokphand Foods /2/                           5,193,623                 668,379
PETROCHEMICALS (0.90%)
 Reliance Industries                                     21,641                 726,056
 Thai Olefins /2/                                       378,764                 589,570
                                                                              1,315,626
PLATINUM (1.14%)
 Impala Platinum Holdings                                15,207               1,668,170
REAL ESTATE OPERATOR & DEVELOPER (1.09%)
 China Overseas Land & Investment                           395                     121
 Consorcio ARA                                          163,751                 603,884
 Cyrela Brazil Realty                                    72,140                 566,934
 IRSA Inversiones y Representaciones /1/                 37,079                 429,004
                                                                              1,599,943
RETAIL-APPAREL & SHOE (1.57%)
 Edgars Consolidated Stores                             277,192               1,232,755
 Lojas Renner /1/                                        40,118               1,068,745
                                                                              2,301,500
RETAIL-HOME FURNISHINGS (0.42%)
 Ellerine Holdings                                       70,736                 617,556
RETAIL-HYPERMARKETS (0.40%)
 Controladora Comercial Mexicana                        385,729                 578,504
RETAIL-MAJOR DEPARTMENT STORE (0.85%)
 Hyundai Department Store                                18,580               1,237,833
RUBBER-TIRES (0.27%)
 Kumho Tire                                              26,380                 391,820
                                              Shares

                                              Held                             Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (4.64%)
                                                                           $
 Novatek Microelectronics                               440,000               1,921,225
 Siliconware Precision Industries                       710,000                 636,961
 Taiwan Semiconductor Manufacturing                   2,199,964               3,409,628
 United Microelectronics                              1,554,022                 824,452
                                                                              6,792,266
STEEL PIPE & TUBE (0.21%)
 Confab Industrial /1/                                  204,668                 314,420
STEEL PRODUCERS (1.65%)
 China Steel                                             11,300                   8,908
 Evraz Group /1/ /2/                                     53,139                 903,363
 POSCO                                                   29,188               1,497,053
                                                                              2,409,324
TEA (0.48%)
 Tata Tea                                                42,342                 701,288
TELECOMMUNICATION EQUIPMENT (0.56%)
 Foxconn International Holdings /1/                     760,143                 813,842
TELECOMMUNICATION SERVICES (1.47%)
 Bharti Tele-Ventures /1/                               115,049                 829,976
 KT Freetel                                              61,185               1,317,578
                                                                              2,147,554
TELEPHONE-INTEGRATED (3.42%)
 China Netcom Group                                   1,113,218               1,759,069
 Telecom Argentina /1/                                   77,800               1,023,848
 Telefonos de Mexico                                     35,536                 717,117
 Telkom South Africa                                     79,958               1,512,480
                                                                              5,012,514
TRANSPORT-MARINE (1.53%)
 Berlian Laju Tanker                                  8,519,651                 817,010
 China Shipping Development                           1,076,000                 756,442
 Evergreen Marine                                           558                     344
 Precious Shipping /2/                                  658,404                 633,469
 Wan Hai Lines                                           65,622                  38,922
                                                                              2,246,187
TRANSPORT-SERVICES (0.48%)
 Grindrod                                               408,040                 706,384
WIRE & CABLE PRODUCTS (0.72%)
 LG Cable                                                37,750               1,061,515
                                           TOTAL COMMON STOCKS              140,073,179

                                              Shares

                                              Held                             Value

-----------------------------------------------------------------------------------------------
PREFERRED STOCKS (5.61%)
COMMERCIAL BANKS (1.12%)
 Banco Bradesco                                          31,979               1,645,628
DIVERSIFIED MINERALS (2.66%)
 Caemi Mineracao e Metalurgica                        2,162,533               3,437,393
 Companhia Vale do Rio Doce                              12,427                 457,353
                                                                              3,894,746
                                              Shares

                                              Held                             Value

-----------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
FOOD-MEAT PRODUCTS (0.55%)
                                                                           $
 Perdigao                                                29,578                 801,092
INVESTMENT COMPANIES (0.02%)
 Lereko Mobility Proprietary                              4,384                  24,208
STEEL PRODUCERS (0.39%)
 Gerdau                                                  42,814                 580,548
TELEPHONE-INTEGRATED (0.87%)
 Telecomunicacoes de Sao Paulo                           41,963                 834,695
 Telemar Norte Leste                                     16,317                 441,930
                                                                              1,276,625
                                        TOTAL PREFERRED STOCKS                8,222,847
                                                                           ------------

                         TOTAL PORTFOLIO INVESTMENTS (101.26%)              148,296,026
OTHER ASSETS AND LIABILITIES, NET (-1.26%)                                   (1,849,508)
                                    TOTAL NET ASSETS (100.00%)             $146,446,518
                                                                           ---------------




                            SCHEDULE OF INVESTMENTS
                      INTERNATIONAL EMERGING MARKETS FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      INTERNATIONAL EMERGING MARKETS FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $8,010,789 or 5.47% of net assets.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 17,576,975
Unrealized Depreciation                        (3,699,669)
                                             ------------
Net Unrealized Appreciation (Depreciation)     13,877,306
Cost for federal income tax purposes         $134,348,576


           INVESTMENTS BY COUNTRY (UNAUDITED)
 Country                     Value             Percentage of
                                                Total Value
----------------------------------------------------------------
 Argentina                $  1,452,852              0.98%
 Bermuda                       695,306              0.47
 Brazil                     18,836,315             12.70
 Cayman Islands                800,187              0.54
 China                       5,689,544              3.84
 Colombia                      890,290              0.60
 Egypt                         806,055              0.54
 Hong Kong                   5,411,116              3.65
 Hungary                     1,403,839              0.95
 India                       5,008,908              3.38
 Indonesia                   2,933,100              1.98
 Israel                      4,108,913              2.77
 Korea                      26,690,536             18.00
 Malaysia                    2,883,686              1.94
 Mexico                     11,912,403              8.03
 Netherlands                   426,476              0.29
 Oman                          585,850              0.40
 Peru                          911,269              0.61
 Philippines                   762,488              0.51
 Poland                      1,369,643              0.92
 Russia                      9,723,320              6.56
 South Africa               15,110,583             10.19
 Taiwan                     19,510,632             13.16
 Thailand                    5,418,953              3.65
 Turkey                      3,712,431              2.50
 United Kingdom              1,241,332              0.84
             TOTAL        $148,296,026            100.00%
                          --------------          ---------


Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                      INTERNATIONAL EMERGING MARKETS FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              LARGECAP GROWTH FUND
                                OCTOBER 31, 2005

                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (94.01%)
AIRLINES (1.00%)
                                                                                $
 Southwest Airlines                                          390,000               6,243,900
ATHLETIC FOOTWEAR (1.63%)
 Nike                                                        121,400              10,203,670
BEVERAGES-NON-ALCOHOLIC (5.46%)
 Coca-Cola                                                   355,100              15,191,178
 PepsiCo                                                     319,500              18,876,060
                                                                                  34,067,238
BEVERAGES-WINE & SPIRITS (1.67%)
 Constellation Brands /1/                                    442,500              10,416,450
COMPUTERS (4.73%)
 Apple Computer /1/                                          355,900              20,496,281
 Hewlett-Packard                                             322,500               9,042,900
                                                                                  29,539,181
COMPUTERS-MEMORY DEVICES (2.00%)
 SanDisk /1/ /2/                                             212,000              12,484,680
COSMETICS & TOILETRIES (1.98%)
 Colgate-Palmolive                                           233,800              12,382,048
DIVERSIFIED MANUFACTURING OPERATIONS (3.70%)
 Ingersoll-Rand                                              317,300              11,990,767
 Textron                                                     153,900              11,086,956
                                                                                  23,077,723
E-COMMERCE-SERVICES (1.35%)
 eBay /1/                                                    212,000               8,395,200
ELECTRIC-INTEGRATED (1.74%)
 TXU                                                         107,800              10,860,850
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.48%)
 Broadcom /1/                                                345,600              14,674,176
 Texas Instruments                                           246,900               7,048,995
                                                                                  21,723,171
FINANCE-COMMERCIAL (2.55%)
 CIT Group                                                   347,700              15,900,321
FINANCE-CREDIT CARD (1.31%)
 Capital One Financial                                       107,000               8,169,450
FINANCE-INVESTMENT BANKER & BROKER (4.15%)
 Charles Schwab                                              416,000               6,323,200
 Goldman Sachs Group                                         154,900              19,574,713
                                                                                  25,897,913
FOOD-CONFECTIONERY (1.38%)
 Wm. Wrigley Jr.                                             124,300               8,638,850
LIFE & HEALTH INSURANCE (3.03%)
 Cigna                                                       163,000              18,886,810
MEDICAL-BIOMEDICAL/GENE (3.65%)
 Amgen /1/                                                   170,500              12,917,080
 Celgene /1/ /2/                                             176,000               9,873,600
                                                                                  22,790,680
MEDICAL-DRUGS (3.26%)
 Schering-Plough                                           1,000,500              20,350,170
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (2.53%)
                                                                                $
 Juniper Networks /1/                                        675,800              15,766,414
OIL COMPANY-EXPLORATION & PRODUCTION (4.42%)
 Apache                                                      225,800              14,412,814
 Devon Energy                                                217,800              13,150,764
                                                                                  27,563,578
OIL COMPANY-INTEGRATED (4.08%)
 ConocoPhillips                                              389,100              25,439,358
OPTICAL SUPPLIES (2.35%)
 Alcon                                                       110,400              14,672,160
PHARMACY SERVICES (2.36%)
 Caremark Rx /1/                                             280,900              14,719,160
RADIO (1.35%)
 XM Satellite Radio Holdings /1/ /2/                         292,860               8,443,154
RETAIL-APPAREL & SHOE (2.87%)
 Nordstrom                                                   517,500              17,931,375
RETAIL-DRUG STORE (2.92%)
 CVS                                                         747,000              18,234,270
RETAIL-OFFICE SUPPLIES (3.04%)
 Staples                                                     835,100              18,981,823
RETAIL-REGIONAL DEPARTMENT STORE (1.28%)
 Kohl's /1/                                                  166,000               7,989,580
RETAIL-RESTAURANTS (2.20%)
 McDonald's                                                  435,500              13,761,800
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.09%)
 Marvell Technology Group /1/                                280,800              13,031,928
SEMICONDUCTOR EQUIPMENT (1.22%)
 Applied Materials /1/                                       466,500               7,641,270
TELECOMMUNICATION EQUIPMENT (2.41%)
 Comverse Technology /1/                                     600,000              15,060,000
THERAPEUTICS (1.81%)
 Gilead Sciences /1/                                         239,500              11,316,375
WEB PORTALS (5.19%)
 Google /1/                                                   86,990              32,372,458
WIRELESS EQUIPMENT (3.82%)
 Motorola                                                  1,077,000              23,866,320
                                                TOTAL COMMON STOCKS              586,819,328

                                              Principal

                                              Amount                                Value

----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.90%)
FINANCE-MORTGAGE LOAN/BANKER (5.90%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                         $                      $
  3.72%; 11/01/05                                         36,860,557              36,860,557
                                             TOTAL COMMERCIAL PAPER               36,860,557









                                              Maturity

                                              Amount                                Value

----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (2.91%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $18,498,724; 02/15/26 -                                      $
  02/15/27) /3/                                          $18,137,990              18,136,000
                                        TOTAL REPURCHASE AGREEMENTS               18,136,000
                                                                                ------------

                              TOTAL PORTFOLIO INVESTMENTS (102.82%)              641,815,885
OTHER ASSETS AND LIABILITIES, NET (-2.82%)                                       (17,602,809)
                                         TOTAL NET ASSETS (100.00%)             $624,213,076
                                                                                ---------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              LARGECAP GROWTH FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 88,837,315
Unrealized Depreciation                       (18,962,364)
                                             ------------
Net Unrealized Appreciation (Depreciation)     69,874,951
Cost for federal income tax purposes         $571,940,934


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                      $149,353,131                     23.27%
 Communications                     103,903,546                     16.19
 Consumer, Cyclical                  93,346,418                     14.55
 Financial                           86,990,494                     13.55
 Technology                          84,420,230                     13.15
 Energy                              53,002,936                      8.26
 Government                          36,860,557                      5.74
 Industrial                          23,077,723                      3.60
 Utilities                           10,860,850                      1.69
                TOTAL              $641,815,885                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          LARGECAP S&P 500 INDEX FUND
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (97.19%)
ADVERTISING AGENCIES (0.17%)
                                                                                  $
 Interpublic Group /1/                                          27,319                 282,205
 Omnicom Group                                                  11,764                 975,942
                                                                                     1,258,147
AEROSPACE & DEFENSE (0.86%)
 Boeing                                                         53,012               3,426,696
 Northrop Grumman                                               23,069               1,237,652
 Raytheon                                                       29,157               1,077,351
 Rockwell Collins                                               11,414                 522,989
                                                                                     6,264,688
AEROSPACE & DEFENSE EQUIPMENT (0.91%)
 General Dynamics                                               12,986               1,510,272
 Goodrich                                                        7,853                 283,258
 Lockheed Martin                                                23,508               1,423,644
 United Technologies                                            66,201               3,394,787
                                                                                     6,611,961
AGRICULTURAL OPERATIONS (0.29%)
 Archer Daniels Midland                                         42,025               1,024,149
 Monsanto                                                       17,354               1,093,476
                                                                                     2,117,625
AIRLINES (0.10%)
 Southwest Airlines                                             44,756                 716,544
APPAREL MANUFACTURERS (0.21%)
 Coach /1/                                                      24,556                 790,212
 Jones Apparel Group                                             7,649                 208,665
 Liz Claiborne                                                   6,933                 244,042
 VF                                                              5,770                 301,482
                                                                                     1,544,401
APPLIANCES (0.06%)
 Maytag                                                          5,159                  88,838
 Whirlpool                                                       4,315                 338,727
                                                                                       427,565
APPLICATIONS SOFTWARE (2.33%)
 Citrix Systems /1/                                             11,007                 303,463
 Compuware /1/                                                  25,070                 202,816
 Intuit /1/                                                     11,708                 537,748
 Mercury Interactive /1/                                         5,595                 194,650
 Microsoft                                                     595,168              15,295,818
 Siebel Systems                                                 33,743                 349,240
                                                                                    16,883,735
ATHLETIC FOOTWEAR (0.17%)
 Nike                                                           12,339               1,037,093
 Reebok International                                            3,396                 193,742
                                                                                     1,230,835
AUTO-CARS & LIGHT TRUCKS (0.28%)
 Ford Motor                                                    119,710                 995,987
 General Motors /2/                                             36,532               1,000,977
                                                                                     1,996,964
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.12%)
 Navistar International /1/ /2/                                  3,986                 109,695
 Paccar                                                         11,075                 775,471
                                                                                       885,166
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.14%)
 Dana                                                            9,715            $     72,960
 Johnson Controls                                               12,438                 846,406
 Visteon /2/                                                     8,314                  69,255
                                                                                       988,621
BEVERAGES-NON-ALCOHOLIC (1.75%)
 Coca-Cola                                                     134,137               5,738,381
 Coca-Cola Enterprises                                          19,471                 368,002
 Pepsi Bottling Group                                            8,969                 254,988
 PepsiCo                                                       107,873               6,373,137
                                                                                    12,734,508
BEVERAGES-WINE & SPIRITS (0.09%)
 Brown-Forman                                                    5,360                 339,503
 Constellation Brands /1/                                       12,660                 298,016
                                                                                       637,519
BREWERY (0.32%)
 Anheuser-Busch                                                 50,181               2,070,468
 Molson Coors Brewing /2/                                        3,696                 228,043
                                                                                     2,298,511
BROADCASTING SERVICES & PROGRAMMING (0.15%)
 Clear Channel Communications                                   35,055               1,066,373
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.17%)
 Masco                                                          27,804                 792,414
 Vulcan Materials                                                6,608                 429,520
                                                                                     1,221,934
BUILDING PRODUCTS-AIR & HEATING (0.06%)
 American Standard                                              11,849                 450,736
BUILDING-MAINTENANCE & SERVICE (0.05%)
 Ecolab                                                         11,896                 393,520
BUILDING-RESIDENTIAL & COMMERCIAL (0.34%)
 Centex                                                          8,291                 533,526
 DR Horton                                                      17,585                 539,684
 KB Home                                                         5,010                 327,403
 Lennar                                                          9,962                 553,688
 Pulte Homes                                                    13,859                 523,732
                                                                                     2,478,033
CABLE TV (0.54%)
 Comcast /1/                                                   141,863               3,948,047
CASINO HOTELS (0.10%)
 Harrah's Entertainment                                         11,861                 717,353
CASINO SERVICES (0.08%)
 International Game Technology                                  22,034                 583,681
CHEMICALS-DIVERSIFIED (0.91%)
 Dow Chemical                                                   62,314               2,857,720
 E. I. Du Pont de Nemours                                       64,263               2,679,124
 PPG Industries                                                 10,975                 658,171
 Rohm & Haas                                                     9,391                 408,790
                                                                                     6,603,805
CHEMICALS-SPECIALTY (0.18%)
 Ashland                                                         4,793                 256,473
 Eastman Chemical                                                5,264                 277,729
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (CONTINUED)
 Engelhard                                                       7,761            $    211,099
 Hercules /1/                                                    7,285                  81,155
 International Flavors & Fragrances                              5,275                 174,022
 Sigma-Aldrich                                                   4,361                 277,796
                                                                                     1,278,274
CIRCUIT BOARDS (0.05%)
 Jabil Circuit /1/                                              11,109                 331,604
COATINGS & PAINT (0.04%)
 Sherwin-Williams                                                7,354                 312,913
COMMERCIAL BANKS (0.91%)
 AmSouth Bancorp                                                22,639                 571,182
 BB&T                                                           35,370               1,497,566
 Compass Bancshares                                              8,033                 391,689
 First Horizon National                                          8,082                 312,612
 M&T Bank                                                        5,219                 561,460
 Marshall & Ilsley                                              13,385                 575,019
 North Fork Bancorp                                             30,906                 783,158
 Regions Financial                                              29,749                 968,330
 Synovus Financial                                              20,141                 553,273
 Zions Bancorp                                                   5,819                 427,522
                                                                                     6,641,811
COMMERCIAL SERVICE-FINANCE (0.35%)
 Equifax                                                         8,414                 290,031
 H&R Block                                                      20,973                 521,389
 Moody's                                                        16,328                 869,629
 Paychex                                                        21,515                 833,921
                                                                                     2,514,970
COMMERCIAL SERVICES (0.02%)
 Convergys /1/                                                   9,048                 147,030
COMPUTER AIDED DESIGN (0.11%)
 Autodesk                                                       14,755                 665,893
 Parametric Technology /1/                                      17,592                 114,524
                                                                                       780,417
COMPUTER SERVICES (0.27%)
 Affiliated Computer Services /1/ /2/                            8,115                 439,103
 Computer Sciences /1/                                          11,937                 611,771
 Electronic Data Systems                                        33,524                 781,444
 Unisys /1/                                                     22,000                 112,420
                                                                                     1,944,738
COMPUTERS (3.11%)
 Apple Computer /1/                                             53,608               3,087,285
 Dell /1/                                                      154,878               4,937,511
 Gateway /1/ /2/                                                17,024                  48,518
 Hewlett-Packard                                               185,082               5,189,699
 International Business Machines                               103,090               8,441,009
 Sun Microsystems /1/                                          220,294                 881,176
                                                                                    22,585,198
COMPUTERS-INTEGRATED SYSTEMS (0.05%)
 NCR /1/                                                        12,003                 362,731
COMPUTERS-MEMORY DEVICES (0.39%)
 EMC /1/                                                       155,730               2,173,991
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-MEMORY DEVICES (CONTINUED)
 Network Appliance /1/                                          23,769            $    650,320
                                                                                     2,824,311
COMPUTERS-PERIPHERAL EQUIPMENT (0.04%)
 Lexmark International /1/                                       7,670                 318,458
CONSUMER PRODUCTS-MISCELLANEOUS (0.41%)
 Clorox                                                          9,801                 530,430
 Fortune Brands                                                  9,430                 716,397
 Kimberly-Clark                                                 30,769               1,748,910
                                                                                     2,995,737
CONTAINERS-METAL & GLASS (0.04%)
 Ball                                                            7,051                 277,598
CONTAINERS-PAPER & PLASTIC (0.09%)
 Bemis                                                           6,906                 182,457
 Pactiv /1/                                                      9,675                 190,597
 Sealed Air /1/                                                  5,354                 269,360
                                                                                       642,414
COSMETICS & TOILETRIES (2.10%)
 Alberto-Culver                                                  4,871                 211,450
 Avon Products                                                  30,413                 820,847
 Colgate-Palmolive                                              33,556               1,777,126
 Procter & Gamble                                              222,782              12,473,564
                                                                                    15,282,987
CRUISE LINES (0.19%)
 Carnival                                                       27,882               1,384,899
DATA PROCESSING & MANAGEMENT (0.59%)
 Automatic Data Processing                                      37,482               1,748,910
 First Data                                                     49,843               2,016,150
 Fiserv /1/                                                     12,153                 530,843
                                                                                     4,295,903
DENTAL SUPPLIES & EQUIPMENT (0.05%)
 Patterson /1/                                                   8,900                 368,282
DISPOSABLE MEDICAL PRODUCTS (0.06%)
 C.R. Bard                                                       6,802                 424,309
DISTRIBUTION-WHOLESALE (0.11%)
 Genuine Parts                                                  11,245                 498,941
 W.W. Grainger                                                   4,893                 327,733
                                                                                       826,674
DIVERSIFIED MANUFACTURING OPERATIONS (5.24%)
 3M                                                             49,425               3,755,312
 Cooper Industries                                               5,983                 424,135
 Danaher                                                        15,351                 799,787
 Dover                                                          13,081                 509,897
 Eaton                                                           9,522                 560,179
 General Electric /3/                                          684,827              23,222,484
 Honeywell International                                        55,244               1,889,345
 Illinois Tool Works                                            13,486               1,143,073
 Ingersoll-Rand                                                 21,791                 823,482
 ITT Industries                                                  5,989                 608,482
 Leggett & Platt                                                12,183                 244,147
 Textron                                                         8,642                 622,570
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
 Tyco International                                            130,745            $  3,450,361
                                                                                    38,053,254
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.16%)
 Cendant                                                        67,594               1,177,487
DRUG DELIVERY SYSTEMS (0.06%)
 Hospira /1/                                                    10,329                 411,611
E-COMMERCE-SERVICES (0.43%)
 eBay /1/                                                       71,720               2,840,112
 Monster Worldwide /1/ /2/                                       7,868                 258,149
                                                                                     3,098,261
ELECTRIC PRODUCTS-MISCELLANEOUS (0.29%)
 Emerson Electric                                               26,686               1,856,012
 Molex                                                           9,362                 236,952
                                                                                     2,092,964
ELECTRIC-GENERATION (0.09%)
 AES /1/                                                        42,196                 670,494
ELECTRIC-INTEGRATED (3.06%)
 Allegheny Energy /1/ /2/                                       10,513                 297,097
 Ameren                                                         13,164                 692,426
 American Electric Power                                        25,399                 964,146
 CenterPoint Energy                                             19,997                 264,760
 Cinergy                                                        12,848                 512,635
 CMS Energy /1/ /2/                                             14,165                 211,200
 Consolidated Edison /2/                                        15,785                 718,218
 Constellation Energy Group                                     11,498                 630,090
 Dominion Resources /2/                                         22,016               1,674,977
 DTE Energy                                                     11,489                 496,325
 Duke Energy                                                    59,846               1,584,722
 Edison International                                           21,048                 921,061
 Entergy                                                        13,410                 948,355
 Exelon                                                         43,319               2,253,888
 FirstEnergy                                                    21,308               1,012,130
 FPL Group                                                      25,454               1,096,049
 NiSource                                                       17,603                 416,311
 PG&E                                                           24,100                 876,758
 Pinnacle West Capital                                           6,380                 266,429
 PPL                                                            24,517                 768,363
 Progress Energy                                                16,230                 707,466
 Public Service Enterprise Group                                15,441                 971,085
 Southern                                                       48,245               1,688,093
 TECO Energy                                                    13,428                 232,304
 TXU                                                            15,508               1,562,431
 Xcel Energy /2/                                                26,018                 476,910
                                                                                    22,244,229
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.05%)
 Sanmina-SCI /1/                                                33,956                 123,940
 Solectron /1/                                                  62,808                 221,712
                                                                                       345,652
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.35%)
 Advanced Micro Devices /1/ /2/                                 25,734                 597,543
 Altera /1/                                                     24,068                 400,732
 Applied Micro Circuits /1/                                     19,734                  48,151
 Broadcom /1/                                                   18,262                 775,405
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
 Freescale Semiconductor /1/                                    26,170            $    624,940
 Intel                                                         393,616               9,249,976
 LSI Logic /1/ /2/                                              25,241                 204,705
 Micron Technology /1/ /2/                                      39,803                 517,041
 National Semiconductor                                         22,175                 501,820
 NVIDIA /1/                                                     10,898                 365,628
 PMC - Sierra /1/ /2/                                           11,773                  83,588
 QLogic /1/                                                      5,859                 176,707
 Texas Instruments                                             104,851               2,993,496
 Xilinx                                                         22,578                 540,743
                                                                                    17,080,475
ELECTRONIC FORMS (0.14%)
 Adobe Systems                                                  31,757               1,024,163
ELECTRONIC MEASUREMENT INSTRUMENTS (0.16%)
 Agilent Technologies /1/                                       31,925               1,021,919
 Tektronix                                                       5,458                 125,425
                                                                                     1,147,344
ELECTRONICS-MILITARY (0.08%)
 L-3 Communications Holdings                                     7,666                 596,568
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.05%)
 Fluor                                                           5,603                 356,351
ENGINES-INTERNAL COMBUSTION (0.04%)
 Cummins                                                         3,003                 256,366
ENTERPRISE SOFTWARE & SERVICE (0.60%)
 BMC Software /1/                                               14,080                 275,827
 Computer Associates International                              29,931                 837,170
 Novell /1/                                                     24,677                 188,039
 Oracle /1/                                                    243,632               3,089,254
                                                                                     4,390,290
ENTERTAINMENT SOFTWARE (0.15%)
 Electronic Arts /1/                                            19,608               1,115,303
FIDUCIARY BANKS (0.59%)
 Bank of New York                                               50,288               1,573,512
 Mellon Financial                                               27,014                 856,074
 Northern Trust                                                 11,990                 642,664
 State Street                                                   21,376               1,180,596
                                                                                     4,252,846
FILTRATION & SEPARATION PRODUCTS (0.03%)
 Pall                                                            8,036                 210,222
FINANCE-COMMERCIAL (0.08%)
 CIT Group                                                      13,031                 595,908
FINANCE-CONSUMER LOANS (0.21%)
 SLM                                                            26,973               1,497,811
FINANCE-CREDIT CARD (1.03%)
 American Express                                               80,164               3,989,762
 Capital One Financial                                          18,650               1,423,927
 MBNA                                                           81,259               2,077,793
                                                                                     7,491,482




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COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (5.43%)
 Bear Stearns                                                    7,266            $    768,743
 Charles Schwab                                                 67,137               1,020,482
 Citigroup                                                     333,994              15,290,245
 E*Trade Financial /1/                                          23,941                 444,106
 Goldman Sachs Group                                            30,039               3,796,028
 JP Morgan Chase                                               226,935               8,310,360
 Lehman Brothers Holdings                                       17,581               2,103,918
 Merrill Lynch                                                  59,843               3,874,236
 Morgan Stanley                                                 70,165               3,817,678
                                                                                    39,425,796
FINANCE-MORTGAGE LOAN/BANKER (0.95%)
 Countrywide Financial                                          38,412               1,220,349
 Fannie Mae                                                     62,528               2,971,331
 Freddie Mac                                                    44,640               2,738,664
                                                                                     6,930,344
FINANCIAL GUARANTEE INSURANCE (0.19%)
 Ambac Financial Group                                           6,910                 489,850
 MBIA /2/                                                        8,659                 504,300
 MGIC Investment                                                 6,011                 356,092
                                                                                     1,350,242
FOOD-CONFECTIONERY (0.20%)
 Hershey                                                        11,858                 673,890
 Wm. Wrigley Jr.                                                11,613                 807,104
                                                                                     1,480,994
FOOD-MEAT PRODUCTS (0.04%)
 Tyson Foods                                                    16,237                 289,019
FOOD-MISCELLANEOUS/DIVERSIFIED (0.68%)
 Campbell Soup                                                  11,948                 347,687
 ConAgra Foods                                                  33,457                 778,544
 General Mills                                                  23,646               1,141,156
 H.J. Heinz                                                     22,020                 781,710
 Kellogg                                                        16,549                 730,969
 McCormick                                                       8,649                 261,978
 Sara Lee                                                       50,683                 904,692
                                                                                     4,946,736
FOOD-RETAIL (0.30%)
 Albertson's /2/                                                23,799                 597,593
 Kroger /1/                                                     46,770                 930,723
 Safeway                                                        28,987                 674,238
                                                                                     2,202,554
FOOD-WHOLESALE & DISTRIBUTION (0.22%)
 SUPERVALU                                                       8,779                 275,924
 Sysco                                                          40,895               1,304,959
                                                                                     1,580,883
FORESTRY (0.20%)
 Plum Creek Timber                                              11,885                 462,327
 Weyerhaeuser                                                   15,825               1,002,355
                                                                                     1,464,682
GAS-DISTRIBUTION (0.18%)
 KeySpan                                                        11,259                 389,224
 Nicor /2/                                                       2,852                 111,798
 Peoples Energy                                                  2,464                  91,661
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COMMON STOCKS (CONTINUED)
GAS-DISTRIBUTION (CONTINUED)
 Sempra Energy                                                  16,547            $    733,032
                                                                                     1,325,715
GOLD MINING (0.17%)
 Newmont Mining                                                 28,826               1,227,988
HEALTH CARE COST CONTAINMENT (0.12%)
 McKesson                                                       19,920                 904,966
HOME DECORATION PRODUCTS (0.06%)
 Newell Rubbermaid                                              17,785                 408,877
HOTELS & MOTELS (0.26%)
 Hilton Hotels                                                  21,165                 411,660
 Marriott International                                         11,060                 659,397
 Starwood Hotels & Resorts Worldwide                            14,063                 821,701
                                                                                     1,892,758
HUMAN RESOURCES (0.06%)
 Robert Half International                                      10,938                 403,393
IDENTIFICATION SYSTEM-DEVELOPMENT (0.02%)
 Symbol Technologies                                            15,757                 130,783
INDEPENDENT POWER PRODUCER (0.01%)
 Calpine /1/ /2/                                                36,691                  87,325
INDUSTRIAL AUTOMATION & ROBOTS (0.09%)
 Rockwell Automation                                            11,732                 623,556
INDUSTRIAL GASES (0.26%)
 Air Products & Chemicals                                       14,322                 819,791
 Praxair                                                        20,887               1,032,027
                                                                                     1,851,818
INSTRUMENTS-CONTROLS (0.11%)
 Parker Hannifin                                                 7,732                 484,642
 Thermo Electron /1/                                            10,440                 315,183
                                                                                       799,825
INSTRUMENTS-SCIENTIFIC (0.17%)
 Applied Biosystems Group                                       12,619                 306,263
 Fisher Scientific International /1/                             7,876                 444,994
 PerkinElmer                                                     8,415                 185,719
 Waters /1/                                                      7,429                 268,930
                                                                                     1,205,906
INSURANCE BROKERS (0.23%)
 Aon                                                            20,577                 696,531
 Marsh & McLennan                                               34,580               1,008,007
                                                                                     1,704,538
INTERNET SECURITY (0.25%)
 Symantec /1/                                                   77,381               1,845,537
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.34%)
 Ameriprise Financial /1/                                       16,032                 596,711
 Federated Investors                                             5,472                 191,575
 Franklin Resources                                              9,590                 847,468
 Janus Capital Group                                            14,399                 252,702
 T. Rowe Price Group                                             8,384                 549,320
                                                                                     2,437,776
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COMMON STOCKS (CONTINUED)
LEISURE & RECREATION PRODUCTS (0.03%)
 Brunswick                                                       6,285            $    239,647
LIFE & HEALTH INSURANCE (0.92%)
 Aflac                                                          32,411               1,548,598
 Cigna                                                           8,306                 962,416
 Jefferson-Pilot                                                 8,706                 477,785
 Lincoln National                                               11,143                 563,947
 Prudential Financial                                           33,141               2,412,334
 Torchmark                                                       6,740                 356,074
 UnumProvident                                                  19,244                 390,461
                                                                                     6,711,615
LINEN SUPPLY & RELATED ITEMS (0.05%)
 Cintas                                                          8,917                 361,763
MACHINERY-CONSTRUCTION & MINING (0.32%)
 Caterpillar                                                    43,721               2,299,287
MACHINERY-FARM (0.13%)
 Deere                                                          15,581                 945,455
MEDICAL INFORMATION SYSTEM (0.05%)
 IMS Health                                                     14,585                 338,810
MEDICAL INSTRUMENTS (1.16%)
 Biomet                                                         16,122                 561,529
 Boston Scientific /1/                                          38,149                 958,303
 Guidant                                                        21,321               1,343,223
 Medtronic                                                      78,237               4,432,908
 St. Jude Medical /1/                                           23,554               1,132,241
                                                                                     8,428,204
MEDICAL LABORATORY & TESTING SERVICE (0.13%)
 Laboratory Corp. of America Holdings /1/                        8,729                 421,174
 Quest Diagnostics                                              10,753                 502,273
                                                                                       923,447
MEDICAL PRODUCTS (2.23%)
 Baxter International                                           40,215               1,537,419
 Becton Dickinson                                               16,147                 819,460
 Johnson & Johnson                                             192,169              12,033,623
 Stryker                                                        18,768                 770,802
 Zimmer Holdings /1/                                            15,979               1,018,981
                                                                                    16,180,285
MEDICAL-BIOMEDICAL/GENE (1.27%)
 Amgen /1/                                                      79,706               6,038,526
 Biogen Idec /1/                                                21,857                 888,050
 Chiron /1/                                                      7,040                 310,746
 Genzyme /1/                                                    16,581               1,198,806
 MedImmune /1/                                                  15,913                 556,637
 Millipore /1/ /2/                                               3,331                 203,924
                                                                                     9,196,689
MEDICAL-DRUGS (4.49%)
 Abbott Laboratories                                           100,417               4,322,952
 Allergan /2/                                                    8,449                 754,496
 Bristol-Myers Squibb                                          126,351               2,674,851
 Eli Lilly                                                      73,246               3,646,918
 Forest Laboratories /1/                                        21,957                 832,390
 King Pharmaceuticals /1/                                       15,617                 240,970
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COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
 Merck                                                         141,838            $  4,002,668
 Pfizer                                                        476,145              10,351,392
 Schering-Plough                                                95,376               1,939,948
 Wyeth                                                          86,642               3,860,767
                                                                                    32,627,352
MEDICAL-GENERIC DRUGS (0.07%)
 Mylan Laboratories                                             14,122                 271,284
 Watson Pharmaceutical /1/                                       6,733                 232,692
                                                                                       503,976
MEDICAL-HMO (1.43%)
 Aetna                                                          18,731               1,658,817
 Coventry Health Care /1/                                       10,405                 561,766
 Humana /1/                                                     10,492                 465,740
 UnitedHealth Group                                             81,600               4,723,824
 WellPoint /1/                                                  39,641               2,960,390
                                                                                    10,370,537
MEDICAL-HOSPITALS (0.28%)
 HCA                                                            29,197               1,407,004
 Health Management Associates                                   15,969                 341,896
 Tenet Healthcare /1/                                           30,270                 254,873
                                                                                     2,003,773
MEDICAL-NURSING HOMES (0.03%)
 Manor Care                                                      5,109                 190,310
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.31%)
 AmerisourceBergen                                               6,705                 511,390
 Cardinal Health                                                27,574               1,723,651
                                                                                     2,235,041
METAL-ALUMINUM (0.19%)
 Alcoa                                                          56,359               1,368,960
METAL-COPPER (0.10%)
 Phelps Dodge                                                    6,263                 754,504
METAL-DIVERSIFIED (0.08%)
 Freeport-McMoRan Copper & Gold                                 11,457                 566,205
MISCELLANEOUS INVESTING (0.67%)
 Apartment Investment & Management                               6,170                 236,928
 Archstone-Smith Trust                                          13,679                 554,957
 Equity Office Properties Trust                                 26,524                 816,939
 Equity Residential Properties Trust                            18,550                 728,088
 ProLogis Trust                                                 15,958                 686,194
 Public Storage                                                  5,339                 353,442
 Simon Property Group                                           11,828                 847,121
 Vornado Realty Trust                                            7,616                 616,896
                                                                                     4,840,565
MONEY CENTER BANKS (1.56%)
 Bank of America                                               259,564              11,353,329
MOTORCYCLE & MOTOR SCOOTER (0.12%)
 Harley-Davidson                                                17,727                 878,018
MULTI-LINE INSURANCE (2.76%)
 ACE                                                            20,553               1,070,811
 Allstate                                                       42,429               2,239,827
 American International Group                                  167,646              10,863,461
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COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
 Cincinnati Financial                                           11,292            $    480,474
 Hartford Financial Services Group                              19,347               1,542,923
 Loews                                                           8,757                 814,226
 MetLife                                                        48,870               2,414,667
 XL Capital                                                      9,070                 581,024
                                                                                    20,007,413
MULTIMEDIA (2.11%)
 McGraw-Hill                                                    24,148               1,181,803
 Meredith                                                        2,708                 135,129
 News                                                          158,253               2,255,105
 Time Warner /1/                                               303,250               5,406,948
 Viacom                                                        102,413               3,171,731
 Walt Disney                                                   129,858               3,164,639
                                                                                    15,315,355
NETWORKING PRODUCTS (1.10%)
 Cisco Systems /1/                                             412,846               7,204,163
 Lucent Technologies /1/ /2/                                   287,143                 818,357
                                                                                     8,022,520
NON-HAZARDOUS WASTE DISPOSAL (0.16%)
 Allied Waste Industries /1/ /2/                                14,095                 114,733
 Waste Management                                               36,312               1,071,567
                                                                                     1,186,300
OFFICE AUTOMATION & EQUIPMENT (0.20%)
 Pitney Bowes                                                   14,784                 622,111
 Xerox /1/                                                      61,984                 841,123
                                                                                     1,463,234
OFFICE SUPPLIES & FORMS (0.06%)
 Avery Dennison                                                  7,136                 404,254
OIL & GAS DRILLING (0.37%)
 Nabors Industries /1/                                          10,172                 698,104
 Noble /2/                                                       8,832                 568,604
 Rowan                                                           7,036                 232,118
 Transocean /1/                                                 21,239               1,221,030
                                                                                     2,719,856
OIL COMPANY-EXPLORATION & PRODUCTION (1.31%)
 Anadarko Petroleum                                             15,268               1,384,960
 Apache                                                         21,244               1,356,005
 Burlington Resources                                           24,616               1,777,767
 Devon Energy                                                   29,279               1,767,866
 EOG Resources                                                  15,511               1,051,336
 Kerr-McGee                                                      7,453                 633,803
 Murphy Oil                                                     10,604                 496,797
 XTO Energy                                                     23,339               1,014,313
                                                                                     9,482,847
OIL COMPANY-INTEGRATED (5.67%)
 Amerada Hess                                                    5,160                 645,516
 ChevronTexaco                                                 145,478               8,302,429
 ConocoPhillips                                                 89,923               5,879,166
 Exxon Mobil                                                   407,320              22,866,945
 Marathon Oil                                                   23,645               1,422,483
 Occidental Petroleum                                           25,828               2,037,313
                                                                                    41,153,852
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COMMON STOCKS (CONTINUED)
OIL FIELD MACHINERY & EQUIPMENT (0.10%)
 National Oilwell Varco /1/                                     11,202            $    699,789
OIL REFINING & MARKETING (0.38%)
 Sunoco                                                          8,824                 657,388
 Valero Energy                                                  19,742               2,077,648
                                                                                     2,735,036
OIL-FIELD SERVICES (1.09%)
 Baker Hughes                                                   22,008               1,209,560
 BJ Services                                                    20,824                 723,634
 Halliburton                                                    32,837               1,940,667
 Schlumberger                                                   38,005               3,449,714
 Weatherford International /1/                                   8,941                 559,706
                                                                                     7,883,281
OPTICAL SUPPLIES (0.04%)
 Bausch & Lomb                                                   3,474                 257,736
PAPER & RELATED PRODUCTS (0.31%)
 Georgia-Pacific                                                16,810                 546,829
 International Paper                                            31,687                 924,627
 Louisiana-Pacific                                               7,161                 178,524
 MeadWestvaco                                                   11,886                 311,651
 Temple-Inland /2/                                               7,299                 268,822
                                                                                     2,230,453
PHARMACY SERVICES (0.46%)
 Caremark Rx /1/                                                29,070               1,523,268
 Express Scripts /1/                                             9,602                 724,087
 Medco Health Solutions /1/                                     19,664               1,111,016
                                                                                     3,358,371
PHOTOGRAPHIC EQUIPMENT & SUPPLIES (0.06%)
 Eastman Kodak                                                  18,554                 406,333
PIPELINES (0.27%)
 Dynegy /1/ /2/                                                 18,505                  82,162
 El Paso /2/                                                    42,593                 505,153
 Kinder Morgan                                                   6,172                 561,035
 Williams                                                       36,964                 824,297
                                                                                     1,972,647
POWER CONVERTER & SUPPLY EQUIPMENT (0.03%)
 American Power Conversion                                      11,048                 236,317
PRINTING-COMMERCIAL (0.07%)
 R.R. Donnelley & Sons                                          13,870                 485,727
PROPERTY & CASUALTY INSURANCE (0.70%)
 Chubb                                                          12,813               1,191,225
 Progressive                                                    12,740               1,475,419
 Safeco                                                          8,081                 450,112
 St. Paul Travelers                                             43,637               1,964,974
                                                                                     5,081,730
PUBLICLY TRADED INVESTMENT FUND (0.27%)
 iShares S&P 500 Index Fund /2/                                 16,370               1,969,311
PUBLISHING-NEWSPAPERS (0.30%)
 Dow Jones                                                       3,801                 128,892
 Gannett                                                        15,764                 987,772
 Knight Ridder /2/                                               4,483                 239,303
 New York Times /2/                                              9,385                 255,647
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COMMON STOCKS (CONTINUED)
PUBLISHING-NEWSPAPERS (CONTINUED)
 Tribune                                                        17,129            $    539,735
                                                                                     2,151,349
REGIONAL BANKS (3.10%)
 Comerica                                                       10,806                 624,371
 Fifth Third Bancorp                                            35,927               1,443,187
 Huntington Bancshares                                          14,911                 346,830
 KeyCorp                                                        26,442                 852,490
 National City /2/                                              36,737               1,184,033
 PNC Financial Services Group                                   18,783               1,140,316
 SunTrust Banks                                                 23,420               1,697,482
 U.S. Bancorp                                                  118,069               3,492,481
 Wachovia                                                      101,898               5,147,887
 Wells Fargo                                                   109,049               6,564,750
                                                                                    22,493,827
RETAIL-APPAREL & SHOE (0.22%)
 Gap                                                            37,436                 646,894
 Limited Brands                                                 22,555                 451,325
 Nordstrom                                                      14,304                 495,634
                                                                                     1,593,853
RETAIL-AUTO PARTS (0.04%)
 AutoZone /1/                                                    3,592                 290,593
RETAIL-AUTOMOBILE (0.03%)
 AutoNation /1/                                                 11,649                 231,582
RETAIL-BEDDING (0.11%)
 Bed Bath & Beyond /1/                                          19,105                 774,135
RETAIL-BUILDING PRODUCTS (1.20%)
 Home Depot                                                    138,268               5,674,519
 Lowe's                                                         50,367               3,060,802
                                                                                     8,735,321
RETAIL-CONSUMER ELECTRONICS (0.21%)
 Best Buy                                                       26,151               1,157,443
 Circuit City Stores                                            10,627                 189,054
 RadioShack                                                      8,675                 191,718
                                                                                     1,538,215
RETAIL-DISCOUNT (1.88%)
 Big Lots /1/                                                    7,354                  85,086
 Costco Wholesale                                               30,957               1,497,081
 Dollar General                                                 20,737                 403,127
 Family Dollar Stores                                            9,996                 221,311
 Target                                                         57,151               3,182,739
 TJX                                                            30,099                 648,031
 Wal-Mart Stores                                               161,350               7,633,469
                                                                                    13,670,844
RETAIL-DRUG STORE (0.59%)
 CVS                                                            52,515               1,281,891
 Walgreen                                                       66,048               3,000,561
                                                                                     4,282,452
RETAIL-JEWELRY (0.05%)
 Tiffany                                                         9,201                 362,519
RETAIL-MAJOR DEPARTMENT STORE (0.22%)
 J.C. Penney                                                    16,176                 828,211
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COMMON STOCKS (CONTINUED)
RETAIL-MAJOR DEPARTMENT STORE (CONTINUED)
 Sears Holdings /1/                                              6,603            $    794,011
                                                                                     1,622,222
RETAIL-OFFICE SUPPLIES (0.24%)
 Office Depot /1/                                               20,437                 562,631
 OfficeMax                                                       4,569                 128,023
 Staples                                                        47,473               1,079,061
                                                                                     1,769,715
RETAIL-REGIONAL DEPARTMENT STORE (0.30%)
 Dillard's /2/                                                   4,159                  86,133
 Federated Department Stores                                    17,129               1,051,207
 Kohl's /1/                                                     22,266               1,071,662
                                                                                     2,209,002
RETAIL-RESTAURANTS (0.76%)
 Darden Restaurants                                              8,678                 281,341
 McDonald's                                                     80,755               2,551,858
 Starbucks /1/                                                  49,644               1,403,932
 Wendy's International                                           7,463                 348,671
 Yum! Brands                                                    18,438                 937,941
                                                                                     5,523,743
RUBBER-TIRES (0.03%)
 Cooper Tire & Rubber /2/                                        3,956                  54,039
 Goodyear Tire & Rubber /1/ /2/                                 11,375                 177,905
                                                                                       231,944
SAVINGS & LOANS-THRIFTS (0.55%)
 Golden West Financial                                          16,507                 969,456
 Sovereign Bancorp                                              23,364                 503,961
 Washington Mutual                                              64,403               2,550,359
                                                                                     4,023,776
SCHOOLS (0.08%)
 Apollo Group /1/                                                9,448                 595,413
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.31%)
 Analog Devices                                                 24,058                 836,737
 Linear Technology                                              19,819                 658,189
 Maxim Integrated Products                                      21,183                 734,627
                                                                                     2,229,553
SEMICONDUCTOR EQUIPMENT (0.37%)
 Applied Materials /1/                                         104,815               1,716,870
 Kla-Tencor                                                     12,764                 590,846
 Novellus Systems /1/                                            8,954                 195,734
 Teradyne /1/ /2/                                               12,710                 172,093
                                                                                     2,675,543
STEEL PRODUCERS (0.12%)
 Nucor                                                          10,093                 604,066
 United States Steel                                             7,381                 269,628
                                                                                       873,694
STEEL-SPECIALTY (0.02%)
 Allegheny Technologies                                          5,435                 156,039
TELECOMMUNICATION EQUIPMENT (0.21%)
 ADC Telecommunications /1/                                      7,526                 131,329
 Andrew /1/                                                     10,495                 111,457
 Avaya /1/ /2/                                                  27,398                 315,625
 Comverse Technology /1/                                        13,004                 326,400
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COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (CONTINUED)
 Scientific-Atlanta                                              9,897            $    350,750
 Tellabs /1/                                                    28,909                 276,370
                                                                                     1,511,931
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.31%)
 CIENA /1/                                                      37,337                  88,489
 Corning /1/                                                    95,097               1,910,499
 JDS Uniphase /1/ /2/                                          106,472                 223,591
                                                                                     2,222,579
TELEPHONE-INTEGRATED (2.99%)
 ALLTEL                                                         24,664               1,525,715
 AT&T                                                           51,811               1,024,822
 BellSouth                                                     118,372               3,080,040
 CenturyTel /2/                                                  8,395                 274,768
 Citizens Communications                                        22,169                 271,349
 Qwest Communications International /1/ /2/                     98,520                 429,547
 SBC Communications                                            213,438               5,090,496
 Sprint Nextel                                                 189,478               4,416,732
 Verizon Communications                                        178,636               5,628,820
                                                                                    21,742,289
TELEVISION (0.05%)
 Univision Communications /1/                                   14,871                 388,728
THERAPEUTICS (0.19%)
 Gilead Sciences /1/                                            29,454               1,391,702
TOBACCO (1.51%)
 Altria Group                                                  134,075              10,062,329
 Reynolds American                                               5,522                 469,370
 UST                                                            10,619                 439,520
                                                                                    10,971,219
TOOLS-HAND HELD (0.11%)
 Black & Decker                                                  5,198                 426,912
 Snap-On                                                         3,735                 134,535
 Stanley Works                                                   4,690                 224,791
                                                                                       786,238
TOYS (0.08%)
 Hasbro                                                         11,564                 217,866
 Mattel                                                         26,080                 384,680
                                                                                       602,546
TRANSPORT-RAIL (0.60%)
 Burlington Northern Santa Fe                                   24,124               1,497,135
 CSX                                                            14,016                 642,073
 Norfolk Southern                                               26,134               1,050,587
 Union Pacific                                                  17,040               1,178,827
                                                                                     4,368,622
TRANSPORT-SERVICES (0.99%)
 FedEx                                                          19,563               1,798,427
 Ryder System                                                    4,148                 164,551
 United Parcel Service                                          71,531               5,217,471
                                                                                     7,180,449
TRAVEL SERVICES (0.02%)
 Sabre Holdings                                                  8,470                 165,419
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COMMON STOCKS (CONTINUED)
WEB PORTALS (0.41%)
 Yahoo /1/                                                      81,008            $  2,994,866
WIRELESS EQUIPMENT (1.06%)
 Motorola                                                      159,504               3,534,609
 Qualcomm                                                      105,327               4,187,801
                                                                                     7,722,410
                                                  TOTAL COMMON STOCKS              705,707,088

                                                Principal

                                                Amount                                Value

------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.85%)
FINANCE-MORTGAGE LOAN/BANKER (2.85%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank
                                                           $                      $
  3.72%; 11/01/05                                           20,723,336              20,723,336
                                               TOTAL COMMERCIAL PAPER               20,723,336

                                                Maturity

                                                Amount                                Value

------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (2.28%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $16,869,783; 02/15/26 -
  02/15/27) /4/                                            $16,540,815            $ 16,539,000
                                          TOTAL REPURCHASE AGREEMENTS               16,539,000
                                                                                  ------------

                                TOTAL PORTFOLIO INVESTMENTS (102.32%)              742,969,424
OTHER ASSETS AND LIABILITIES, NET (-2.32%)                                         (16,812,810)
                                           TOTAL NET ASSETS (100.00%)             $726,156,614
                                                                                  ---------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          LARGECAP S&P 500 INDEX FUND
                                OCTOBER 31, 2005


  Contract                   Opening       Current      Unrealized
    Type       Commitment  Market Value  Market Value   Gain(Loss)
-------------------------------------------------------------------
FUTURES CONTRACTS
70 S&P 500       Buy       $21,434,963   $21,171,500    $(263,463)
December 2005
Futures

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          LARGECAP S&P 500 INDEX FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $5,086,500 or 0.70% of net assets.
/4 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $107,435,391
Unrealized Depreciation                       (52,290,705)
                                             ------------
Net Unrealized Appreciation (Depreciation)     55,144,686
Cost for federal income tax purposes         $687,824,738


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $157,669,815                     20.63%
 Consumer,
 Non-cyclical                       152,540,886                     19.96
 Technology                          80,312,862                     10.51
 Industrial                          78,784,579                     10.31
 Communications                      73,288,391                      9.59
 Energy                              66,647,308                      8.72
 Consumer, Cyclical                  61,912,324                      8.10
 Government                          26,433,331                      3.46
 Utilities                           24,327,763                      3.19
 Futures Contracts                   21,171,500                      2.77
 Basic Materials                     19,082,854                      2.50
 Funds                                1,969,311                      0.26
                TOTAL              $764,140,924                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              LARGECAP VALUE FUND
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (96.68%)
AEROSPACE & DEFENSE (0.77%)
                                                                                  $
 Northrop Grumman                                               77,790               4,173,433
AEROSPACE & DEFENSE EQUIPMENT (1.14%)
 General Dynamics                                               40,680               4,731,084
 Lockheed Martin                                                24,360               1,475,242
                                                                                     6,206,326
AGRICULTURAL OPERATIONS (0.61%)
 Archer Daniels Midland                                        135,260               3,296,286
APPAREL MANUFACTURERS (0.33%)
 VF                                                             34,060               1,779,635
APPLICATIONS SOFTWARE (0.20%)
 Compuware /1/                                                 134,200               1,085,678
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.32%)
 Paccar                                                         25,051               1,754,071
BATTERIES & BATTERY SYSTEMS (0.28%)
 Energizer Holdings /1/                                         29,970               1,513,185
BEVERAGES-NON-ALCOHOLIC (0.93%)
 Coca-Cola                                                     117,890               5,043,334
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.32%)
 Vulcan Materials                                               26,410               1,716,650
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.55%)
 Lafarge North America                                          28,120               1,701,541
 Martin Marietta Materials                                      16,220               1,279,920
                                                                                     2,981,461
BUILDING-RESIDENTIAL & COMMERCIAL (1.29%)
 DR Horton                                                      60,656               1,861,533
 KB Home                                                        24,350               1,591,272
 MDC Holdings                                                   21,361               1,465,365
 Pulte Homes                                                    55,600               2,101,124
                                                                                     7,019,294
CABLE TV (0.90%)
 Comcast /1/                                                   175,570               4,886,113
CHEMICALS-DIVERSIFIED (1.13%)
 Dow Chemical                                                   40,070               1,837,610
 FMC /1/                                                        30,800               1,676,752
 PPG Industries                                                 43,770               2,624,887
                                                                                     6,139,249
COMMERCIAL BANKS (1.47%)
 Bank of Hawaii                                                 36,570               1,878,967
 City National                                                  25,850               1,896,873
 UnionBanCal                                                    36,919               2,528,213
 Zions Bancorp                                                  23,030               1,692,014
                                                                                     7,996,067
COMMERCIAL SERVICE-FINANCE (0.31%)
 Equifax                                                        48,880               1,684,894
COMPUTERS (1.73%)
 Hewlett-Packard                                               334,250               9,372,370
CONSUMER PRODUCTS-MISCELLANEOUS (0.59%)
 Kimberly-Clark                                                 56,830               3,230,217
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COSMETICS & TOILETRIES (0.36%)
 Colgate-Palmolive                                              37,160            $  1,967,994
DATA PROCESSING & MANAGEMENT (0.34%)
 Fair Isaac                                                     44,300               1,849,968
DIRECT MARKETING (0.20%)
 Harte-Hanks                                                    42,140               1,078,784
DIVERSIFIED MANUFACTURING OPERATIONS (1.61%)
 Eaton                                                          36,300               2,135,529
 General Electric                                              145,540               4,935,261
 ITT Industries                                                 16,740               1,700,784
                                                                                     8,771,574
ELECTRIC-INTEGRATED (4.82%)
 Allegheny Energy /1/ /2/                                       92,630               2,617,724
 CenterPoint Energy                                            138,300               1,831,092
 Constellation Energy Group                                     58,860               3,225,528
 Edison International                                           94,960               4,155,450
 Exelon                                                        113,670               5,914,250
 FirstEnergy                                                    74,130               3,521,175
 PPL                                                           104,180               3,265,001
 TXU                                                            16,487               1,661,065
                                                                                    26,191,285
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.43%)
 Freescale Semiconductor /1/                                    96,880               2,313,494
ENGINES-INTERNAL COMBUSTION (0.33%)
 Cummins                                                        20,990               1,791,916
ENTERPRISE SOFTWARE & SERVICE (0.55%)
 BMC Software /1/                                               90,420               1,771,328
 Sybase /1/                                                     55,470               1,234,207
                                                                                     3,005,535
FINANCE-AUTO LOANS (0.49%)
 AmeriCredit /1/ /2/                                            68,660               1,534,551
 WFS Financial /1/                                              15,377               1,106,068
                                                                                     2,640,619
FINANCE-COMMERCIAL (0.35%)
 CIT Group                                                      41,820               1,912,429
FINANCE-CREDIT CARD (0.42%)
 Capital One Financial                                          29,950               2,286,683
FINANCE-INVESTMENT BANKER & BROKER (10.81%)
 Bear Stearns                                                   29,770               3,149,666
 Citigroup                                                     408,134              18,684,374
 Goldman Sachs Group                                            53,980               6,821,453
 JP Morgan Chase                                               383,408              14,040,401
 Lehman Brothers Holdings                                       49,556               5,930,366
 Merrill Lynch                                                  37,590               2,433,577
 Morgan Stanley                                                140,870               7,664,737
                                                                                    58,724,574
FINANCE-MORTGAGE LOAN/BANKER (1.28%)
 Countrywide Financial                                         113,301               3,599,573
 Fannie Mae                                                     38,950               1,850,904
 IndyMac Bancorp                                                40,500               1,511,865
                                                                                     6,962,342
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCIAL GUARANTEE INSURANCE (0.42%)
 MGIC Investment                                                38,910            $  2,305,028
FOOD-MISCELLANEOUS/DIVERSIFIED (0.31%)
 Kellogg                                                        37,980               1,677,577
GAS-DISTRIBUTION (0.71%)
 Energen                                                        51,900               1,951,440
 UGI                                                            80,840               1,907,824
                                                                                     3,859,264
HOTELS & MOTELS (0.36%)
 Starwood Hotels & Resorts Worldwide                            33,880               1,979,608
HUMAN RESOURCES (0.33%)
 Robert Half International                                      48,798               1,799,670
INSTRUMENTS-CONTROLS (0.32%)
 Mettler Toledo International /1/                               33,770               1,742,532
INTERNET SECURITY (0.24%)
 CheckFree /1/                                                  30,870               1,311,975
INVESTMENT COMPANIES (0.36%)
 American Capital Strategies                                    51,780               1,944,857
LEISURE & RECREATION PRODUCTS (0.27%)
 Brunswick                                                      39,040               1,488,595
LIFE & HEALTH INSURANCE (2.15%)
 AmerUs Group /2/                                               34,630               2,047,326
 Cigna                                                          24,950               2,890,956
 Nationwide Financial Services                                  33,620               1,357,912
 Prudential Financial                                           73,570               5,355,160
                                                                                    11,651,354
MEDICAL-BIOMEDICAL/GENE (0.45%)
 Genzyme /1/                                                    15,380               1,111,974
 Invitrogen /1/                                                 21,010               1,336,026
                                                                                     2,448,000
MEDICAL-DRUGS (4.08%)
 Merck                                                          55,960               1,579,191
 Pfizer /3/                                                    729,030              15,849,112
 Wyeth                                                         106,040               4,725,143
                                                                                    22,153,446
MEDICAL-HMO (1.36%)
 Aetna                                                          23,850               2,112,156
 Humana /1/                                                     26,930               1,195,423
 WellPoint /1/                                                  54,650               4,081,262
                                                                                     7,388,841
METAL PROCESSORS & FABRICATION (0.40%)
 Precision Castparts                                            45,280               2,144,461
METAL-COPPER (0.48%)
 Phelps Dodge                                                   21,650               2,608,176
METAL-DIVERSIFIED (0.38%)
 Freeport-McMoRan Copper & Gold                                 41,900               2,070,698
MISCELLANEOUS INVESTING (3.23%)
 AMB Property                                                   42,200               1,864,396
 Archstone-Smith Trust                                          60,720               2,463,411
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
                                                                                  $
 CBL & Associates Properties                                    43,980               1,642,653
 Kimco Realty                                                   87,060               2,578,717
 Pan Pacific Retail Properties                                  28,800               1,828,800
 Simon Property Group                                           42,290               3,028,810
 Ventas                                                         41,297               1,264,927
 Vornado Realty Trust                                           35,600               2,883,600
                                                                                    17,555,314
MONEY CENTER BANKS (3.10%)
 Bank of America                                               385,556              16,864,219
MULTI-LINE INSURANCE (3.07%)
 Allstate                                                      101,398               5,352,800
 American International Group                                   91,210               5,910,408
 Assurant                                                       50,090               1,913,438
 MetLife                                                        71,150               3,515,522
                                                                                    16,692,168
MULTIMEDIA (2.59%)
 McGraw-Hill                                                    45,780               2,240,473
 News                                                          195,000               2,778,750
 Time Warner /1/                                               229,470               4,091,450
 Walt Disney                                                   203,870               4,968,312
                                                                                    14,078,985
OIL & GAS DRILLING (0.33%)
 Helmerich & Payne                                              31,860               1,765,044
OIL COMPANY-EXPLORATION & PRODUCTION (1.82%)
 Burlington Resources                                           57,220               4,132,429
 Devon Energy                                                   75,940               4,585,257
 Newfield Exploration /1/                                       26,080               1,182,206
                                                                                     9,899,892
OIL COMPANY-INTEGRATED (11.54%)
 Amerada Hess                                                   22,500               2,814,750
 ChevronTexaco                                                 213,464              12,182,390
 ConocoPhillips                                                154,758              10,118,078
 Exxon Mobil /3/                                               584,632              32,821,241
 Occidental Petroleum                                           60,302               4,756,622
                                                                                    62,693,081
OIL REFINING & MARKETING (0.79%)
 Valero Energy                                                  40,606               4,273,375
OPTICAL SUPPLIES (0.31%)
 Bausch & Lomb                                                  23,000               1,706,370
PHARMACY SERVICES (0.38%)
 Caremark Rx /1/                                                39,700               2,080,280
PIPELINES (0.92%)
 Equitable Resources                                            54,600               2,110,290
 Questar                                                        36,776               2,896,110
                                                                                     5,006,400
POULTRY (0.30%)
 Pilgrim's Pride /2/                                            52,070               1,639,164
PRINTING-COMMERCIAL (0.50%)
 R.R. Donnelley & Sons                                          76,830               2,690,587
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (2.48%)
                                                                                  $
 Chubb                                                          42,580               3,958,663
 Commerce Group                                                 27,970               1,589,255
 St. Paul Travelers                                            123,000               5,538,690
 W.R. Berkley                                                   54,555               2,384,053
                                                                                    13,470,661
REGIONAL BANKS (5.66%)
 Comerica                                                       52,180               3,014,960
 KeyCorp                                                       110,170               3,551,881
 PNC Financial Services Group                                   60,500               3,672,955
 SunTrust Banks                                                 68,700               4,979,376
 U.S. Bancorp                                                   66,350               1,962,633
 Wachovia                                                      162,174               8,193,031
 Wells Fargo                                                    88,840               5,348,168
                                                                                    30,723,004
RETAIL-APPAREL & SHOE (0.30%)
 Nordstrom                                                      47,660               1,651,419
RETAIL-MAJOR DEPARTMENT STORE (0.34%)
 J.C. Penney                                                    35,920               1,839,104
RETAIL-OFFICE SUPPLIES (0.42%)
 Office Depot /1/                                               83,420               2,296,553
RETAIL-REGIONAL DEPARTMENT STORE (0.54%)
 Federated Department Stores                                    48,210               2,958,648
RETAIL-RESTAURANTS (0.35%)
 Darden Restaurants                                             57,970               1,879,387
SAVINGS & LOANS-THRIFTS (0.80%)
 Golden West Financial                                          44,870               2,635,215
 Washington Mutual                                              43,286               1,714,126
                                                                                     4,349,341
STEEL PRODUCERS (0.57%)
 Nucor                                                          52,040               3,114,594
TELECOMMUNICATION EQUIPMENT (0.47%)
 Harris                                                         28,000               1,150,800
 Tellabs /1/                                                   146,600               1,401,496
                                                                                     2,552,296
TELEPHONE-INTEGRATED (5.35%)
 AT&T                                                          174,390               3,449,434
 BellSouth                                                      58,640               1,525,813
 Qwest Communications International /1/ /2/                    539,500               2,352,220
 SBC Communications                                            405,080               9,661,158
 Sprint Nextel                                                 303,960               7,085,307
 Verizon Communications                                        157,823               4,973,003
                                                                                    29,046,935
THERAPEUTICS (0.21%)
 Gilead Sciences /1/                                            24,040               1,135,890
TOBACCO (1.37%)
 Altria Group                                                   69,630               5,225,731
 Loews - Carolina Group                                         53,610               2,206,052
                                                                                     7,431,783
TRANSPORT-RAIL (0.86%)
 Burlington Northern Santa Fe                                   75,470               4,683,668
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.60%)
                                                                                  $
 Motorola                                                      146,040               3,236,246
                                                  TOTAL COMMON STOCKS              525,263,950

                                                Principal

                                                Amount                                Value

------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.82%)
FINANCE-MORTGAGE LOAN/BANKER (2.82%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank
                                                           $                      $
  3.72%; 11/01/05                                           15,289,234              15,289,234
                                               TOTAL COMMERCIAL PAPER               15,289,234

                                                Maturity

                                                Amount                                Value

------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.11%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $6,167,941; 02/15/26 -
  02/15/27) /4/                                            $ 6,047,663            $  6,047,000
                                          TOTAL REPURCHASE AGREEMENTS                6,047,000
                                                                                  ------------

                                TOTAL PORTFOLIO INVESTMENTS (100.61%)              546,600,184
OTHER ASSETS AND LIABILITIES, NET (-0.61%)                                          (3,287,934)
                                           TOTAL NET ASSETS (100.00%)             $543,312,250
                                                                                  ---------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              LARGECAP VALUE FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              LARGECAP VALUE FUND
                                OCTOBER 31, 2005


   Contract                    Opening       Current      Unrealized
     Type        Commitment  Market Value  Market Value   Gain(Loss)
---------------------------------------------------------------------
FUTURES CONTRACTS
44 Russell 1000    Buy       $14,748,425   $14,472,700    $(275,725)
December 2005
Futures

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              LARGECAP VALUE FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $815,924 or 0.15% of net assets.
/4 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 54,017,601
Unrealized Depreciation                       (18,547,834)
                                             ------------
Net Unrealized Appreciation (Depreciation)     35,469,767
Cost for federal income tax purposes         $511,130,417


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $200,274,755                     35.69%
 Energy                              83,637,792                     14.91
 Consumer,
 Non-cyclical                        67,374,331                     12.01
 Communications                      56,191,335                     10.02
 Industrial                          35,725,207                      6.37
 Utilities                           30,050,549                      5.36
 Consumer, Cyclical                  24,646,314                      4.39
 Technology                          17,627,046                      3.14
 Government                          17,140,138                      3.05
 Futures Contracts                   14,472,700                      2.58
 Basic Materials                     13,932,717                      2.48
                TOTAL              $561,072,884                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MIDCAP BLEND FUND
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (99.67%)
AEROSPACE & DEFENSE EQUIPMENT (1.15%)
                                                                                  $
 Alliant Techsystems /1/                                       121,512               8,532,573
AGRICULTURAL OPERATIONS (0.58%)
 Delta & Pine Land /2/                                         171,605               4,281,545
APPLICATIONS SOFTWARE (1.11%)
 Intuit /1/                                                    179,441               8,241,725
BROADCASTING SERVICES & PROGRAMMING (3.12%)
 Discovery Holding /1/ /2/                                     188,605               2,657,445
 Liberty Global - A /1/ /2/                                    124,846               3,092,435
 Liberty Global - Series C /1/ /2/                             124,846               2,961,347
 Liberty Media /1/                                           1,810,612              14,430,578
                                                                                    23,141,805
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (1.03%)
 Vulcan Materials                                              116,955               7,602,075
BUILDING PRODUCTS-WOOD (0.54%)
 Rayonier /2/                                                  105,122               4,018,814
CASINO HOTELS (1.48%)
 Harrah's Entertainment                                        180,893              10,940,409
CASINO SERVICES (1.48%)
 International Game Technology                                 412,770              10,934,277
COMMERCIAL BANKS (5.32%)
 M&T Bank                                                       80,939               8,707,418
 Marshall & Ilsley /2/                                           8,737                 375,341
 North Fork Bancorp                                            384,803               9,750,908
 TCF Financial                                                 759,214              20,574,699
                                                                                    39,408,366
COMMERCIAL SERVICE-FINANCE (2.05%)
 MoneyGram International                                       207,243               5,036,005
 Paychex                                                       262,121              10,159,810
                                                                                    15,195,815
COMMERCIAL SERVICES (3.94%)
 Arbitron /2/                                                  290,976              10,885,412
 Choicepoint /1/                                                75,576               3,193,842
 Iron Mountain /1/ /2/                                          96,054               3,746,106
 Magellan Health Services /1/                                   52,267               1,553,898
 ServiceMaster                                                 385,625               4,851,163
 Weight Watchers International /1/                              94,809               4,984,109
                                                                                    29,214,530
COMPUTERS-INTEGRATED SYSTEMS (2.68%)
 Diebold                                                       220,461               7,967,461
 NCR /1/                                                       393,851              11,902,177
                                                                                    19,869,638
DATA PROCESSING & MANAGEMENT (2.53%)
 Automatic Data Processing                                     158,217               7,382,405
 Certegy                                                       176,604               6,615,586
 Reynolds & Reynolds                                           179,095               4,753,181
                                                                                    18,751,172
DENTAL SUPPLIES & EQUIPMENT (1.47%)
 Dentsply International                                        196,870              10,855,412
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (0.79%)
                                                                                  $
 Dover                                                         151,074               5,888,864
DIVERSIFIED OPERATIONS (1.74%)
 Brascan                                                       281,768              12,896,521
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (1.18%)
 Aramark                                                       344,582               8,759,274
ELECTRIC-INTEGRATED (1.66%)
 Ameren /2/                                                    148,706               7,821,936
 Scana                                                         112,702               4,470,888
                                                                                    12,292,824
ELECTRONIC COMPONENTS-MISCELLANEOUS (2.84%)
 Gentex                                                      1,117,695              21,035,020
FINANCIAL GUARANTEE INSURANCE (0.83%)
 Ambac Financial Group                                          86,255               6,114,617
FOOD-CANNED (1.04%)
 Del Monte Foods /1/                                           725,822               7,679,197
FOOD-WHOLESALE & DISTRIBUTION (1.06%)
 Sysco                                                         245,622               7,837,798
GOLD MINING (1.52%)
 Newmont Mining                                                263,901              11,242,183
INSURANCE BROKERS (0.93%)
 Aon                                                           202,610               6,858,348
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.86%)
 Eaton Vance /2/                                               119,168               2,966,092
 Nuveen Investments                                             83,439               3,376,776
                                                                                     6,342,868
LIFE & HEALTH INSURANCE (1.50%)
 Aflac                                                         232,540              11,110,761
LINEN SUPPLY & RELATED ITEMS (3.34%)
 Cintas                                                        609,191              24,714,879
LOTTERY SERVICES (1.60%)
 GTECH Holdings                                                373,239              11,883,930
MACHINERY-PRINT TRADE (2.53%)
 Zebra Technologies /1/ /2/                                    435,484              18,773,715
MEDICAL INSTRUMENTS (0.90%)
 Biomet                                                        191,537               6,671,234
MEDICAL LABORATORY & TESTING SERVICE (1.53%)
 Laboratory Corp. of America Holdings /1/                      234,988              11,338,171
MEDICAL PRODUCTS (1.90%)
 Varian Medical Systems /1/                                    309,739              14,111,709
MEDICAL-BIOMEDICAL/GENE (1.28%)
 MedImmune /1/                                                 270,258               9,453,625
MEDICAL-DRUGS (2.12%)
 Shire Pharmaceuticals Group                                   202,759               7,266,883
 Valeant Pharmaceuticals International                         492,746               8,455,521
                                                                                    15,722,404
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HMO (1.08%)
                                                                                  $
 Coventry Health Care /1/                                      148,087               7,995,217
METAL-DIVERSIFIED (1.56%)
 Freeport-McMoRan Copper & Gold                                233,383              11,533,788
MISCELLANEOUS INVESTING (0.70%)
 CenterPoint Properties Trust                                  114,427               5,213,294
MULTI-LINE INSURANCE (1.43%)
 Loews                                                         113,531              10,556,112
MULTIMEDIA (0.69%)
 E.W. Scripps                                                  111,826               5,121,631
NON-HAZARDOUS WASTE DISPOSAL (1.00%)
 Republic Services                                             208,522               7,371,253
OFFICE AUTOMATION & EQUIPMENT (0.63%)
 Pitney Bowes                                                  110,952               4,668,860
OIL COMPANY-EXPLORATION & PRODUCTION (3.85%)
 Encore Acquisition /1/                                        261,695               8,978,755
 Pioneer Natural Resources                                     196,719               9,845,786
 XTO Energy                                                    223,596               9,717,482
                                                                                    28,542,023
OIL-FIELD SERVICES (2.57%)
 BJ Services                                                   375,248              13,039,868
 Hanover Compressor /1/                                          3,994                  51,363
 Weatherford International /1/ /2/                              95,366               5,969,911
                                                                                    19,061,142
PIPELINES (2.83%)
 Equitable Resources                                           204,127               7,889,509
 Questar                                                       166,071              13,078,091
                                                                                    20,967,600
POWER CONVERTER & SUPPLY EQUIPMENT (1.08%)
 American Power Conversion                                     374,778               8,016,501
PROPERTY & CASUALTY INSURANCE (4.24%)
 Fidelity National Financial                                   291,817              10,931,465
 Fidelity National Title Group /1/                              53,628               1,166,398
 Markel /1/ /2/                                                 26,489               8,423,502
 Mercury General /2/                                           180,233              10,895,085
                                                                                    31,416,450
PUBLISHING-NEWSPAPERS (1.63%)
 Washington Post                                                16,186              12,058,570
REAL ESTATE OPERATOR & DEVELOPER (0.81%)
 Forest City Enterprises                                       163,013               6,013,550
REINSURANCE (1.49%)
 Everest Re Group /2/                                          111,224              11,061,227
RETAIL-AUTO PARTS (0.63%)
 O'Reilly Automotive /1/ /2/                                   164,215               4,630,863
RETAIL-AUTOMOBILE (2.42%)
 Carmax /1/                                                    666,797              17,916,835
RETAIL-DISCOUNT (2.40%)
 Costco Wholesale                                              127,904               6,185,437
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-DISCOUNT (CONTINUED)
                                                                                  $
 TJX                                                           538,499              11,593,884
                                                                                    17,779,321
RETAIL-JEWELRY (1.00%)
 Tiffany                                                       188,130               7,412,322
RETAIL-RESTAURANTS (1.67%)
 Yum! Brands                                                   242,477              12,334,805
SCHOOLS (1.70%)
 Education Management /1/                                       54,531               1,681,736
 Strayer Education /2/                                         122,135              10,932,304
                                                                                    12,614,040
TELEPHONE-INTEGRATED (2.32%)
 Citizens Communications /2/                                   968,294              11,851,919
 Telephone & Data Systems                                      146,654               5,301,542
                                                                                    17,153,461
TEXTILE-HOME FURNISHINGS (1.15%)
 Mohawk Industries /1/                                         108,740               8,487,157
TOYS (0.60%)
 Mattel                                                        301,645               4,449,264
TRANSPORT-TRUCK (0.56%)
 Heartland Express                                             211,452               4,176,177
                                                  TOTAL COMMON STOCKS              738,267,561

                                                Principal

                                                Amount                                Value

------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.17%)
FINANCE-MORTGAGE LOAN/BANKER (0.17%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank
                                                           $                      $
  3.72%; 11/01/05                                            1,255,078               1,255,078
                                               TOTAL COMMERCIAL PAPER                1,255,078











                                                Maturity

                                                Amount                                Value

------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (3.23%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $24,408,605; 02/15/26 -
  02/15/27) /3/                                            $23,932,626            $ 23,930,000
                                          TOTAL REPURCHASE AGREEMENTS               23,930,000
                                                                                  ------------

                                TOTAL PORTFOLIO INVESTMENTS (103.07%)              763,452,639
OTHER ASSETS AND LIABILITIES, NET (-3.07%)                                         (22,754,990)
                                           TOTAL NET ASSETS (100.00%)             $740,697,649
                                                                                  ---------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MIDCAP BLEND FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MIDCAP BLEND FUND
                                OCTOBER 31, 2005


/1// /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $128,764,061
Unrealized Depreciation                       (20,004,715)
                                             ------------
Net Unrealized Appreciation (Depreciation)    108,759,346
Cost for federal income tax purposes         $654,693,293


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                      $161,729,969                     21.18%
 Financial                          158,025,594                     20.70
 Consumer, Cyclical                 131,484,062                     17.22
 Industrial                          81,396,179                     10.66
 Energy                              68,570,766                      8.98
 Communications                      57,475,466                      7.53
 Technology                          51,531,395                      6.75
 Basic Materials                     26,794,785                      3.51
 Diversified                         12,896,521                      1.69
 Utilities                           12,292,824                      1.61
 Government                           1,255,078                      0.17
                TOTAL              $763,452,639                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MONEY MARKET FUND
                                OCTOBER 31, 2005

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (94.35%)
ASSET BACKED SECURITIES (7.04%)
 CAFCO
                                               $                     $
  3.67%; 11/10/05                               3,600,000               3,596,697
  3.78%; 12/06/05                               4,600,000               4,583,095
  3.90%; 12/07/05                               3,900,000               3,884,790
  4.15%; 01/18/06                               4,040,000               4,003,674
 FCAR Owner Trust I
  3.72%; 12/07/05                               4,200,000               4,184,376
  3.83%; 11/10/05                               5,000,000               4,995,212
  3.91%; 12/13/05                               4,100,000               4,081,297
 Windmill Funding
  3.72%; 11/03/05                               4,000,000               3,999,173
  3.90%; 12/09/05                               4,100,000               4,083,122
  3.98%; 12/22/05                               5,480,000               5,449,102
  4.01%; 12/02/05                               3,000,000               2,989,641
  4.09%; 01/10/06                               2,915,000               2,891,818
                                                                       48,741,997
CHEMICALS-DIVERSIFIED (1.31%)
 E. I. Du Pont de Nemours
  3.72%; 11/04/05                               4,995,000               4,993,452
  4.00%; 12/08/05                               4,100,000               4,083,060
                                                                        9,076,512
COATINGS & PAINT (0.63%)
 Sherwin-Williams
  3.71%; 12/05/05                               4,400,000               4,384,583
COMMERCIAL BANKS (11.03%)
 Calyon North America
  3.69%; 11/14/05                               3,600,000               3,595,203
  3.77%; 11/21/05                               4,400,000               4,390,785
  3.89%; 12/08/05                               5,000,000               4,980,035
  4.08%; 01/31/06                               4,000,000               3,958,747
 Nordea North America
  3.68%; 11/09/05                               3,600,000               3,597,056
  3.72%; 11/01/05                               2,770,000               2,770,000
  3.77%; 12/09/05                               4,100,000               4,083,684
  3.82%; 11/15/05                               3,905,000               3,899,199
  4.02%; 01/19/06                               2,430,000               2,408,563
 Skandinaviska Enskilda Banken
  3.63%; 11/01/05                               3,285,000               3,285,000
  3.68%; 11/02/05                               4,200,000               4,199,571
  3.73%; 11/02/05                               4,100,000               4,099,575
  3.79%; 12/08/05                               3,900,000               3,884,808
  4.00%; 12/27/05                               4,300,000               4,273,244
 Svenska Handelsbanken
  3.67%; 11/14/05                               3,800,000               3,794,964
  4.03%; 01/11/06                               4,000,000               3,968,208
  4.04%; 01/11/06                               4,135,000               4,102,053
 Westpac Capital
  3.76%; 11/14/05                               3,100,000               3,095,791
  3.77%; 12/14/05                               4,000,000               3,981,988
  3.79%; 12/15/05                               4,000,000               3,981,471
                                                                       76,349,945
COSMETICS & TOILETRIES (1.03%)
 Procter & Gamble
  3.67%; 12/01/05                               3,800,000               3,788,378
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
COSMETICS & TOILETRIES (CONTINUED)
 Procter & Gamble (continued)
  3.81%; 12/02/05                              $3,360,000            $  3,348,977
                                                                        7,137,355
DISTRIBUTION-WHOLESALE (0.97%)
 Louis Dreyfus
  3.92%; 11/16/05                               4,100,000               4,093,303
  4.01%; 11/30/05                               2,610,000               2,601,569
                                                                        6,694,872
DIVERSIFIED FINANCIAL SERVICES (4.00%)
 Amstel Funding
  3.69%; 12/07/05                               3,800,000               3,785,978
  3.77%; 11/28/05                               3,600,000               3,589,821
  3.79%; 12/14/05                               4,000,000               3,981,892
  3.84%; 12/15/05                               4,500,000               4,478,880
  3.92%; 12/27/05                               4,490,000               4,462,621
 General Electric Capital
  3.69%; 11/08/05                               3,500,000               3,497,489
  3.87%; 12/22/05                               3,900,000               3,878,618
                                                                       27,675,299
DIVERSIFIED MANUFACTURING OPERATIONS (1.15%)
 General Electric
  3.98%; 12/28/05                               5,000,000               4,968,096
  3.99%; 12/29/05                               3,000,000               2,980,715
                                                                        7,948,811
FINANCE-AUTO LOANS (3.93%)
 Paccar Financial
  3.70%; 11/17/05                               3,400,000               3,394,409
  3.76%; 12/13/05                               5,000,000               4,978,067
 Toyota Motor Credit
  3.71%; 11/04/05                               4,100,000               4,098,732
  3.73%; 11/03/05                               5,895,000               5,893,779
  3.78%; 11/30/05                               4,600,000               4,585,993
  4.12%; 01/27/06                               4,300,000               4,257,186
                                                                       27,208,166
FINANCE-COMMERCIAL (2.27%)
 CIT Group
  3.63%; 11/04/05                               2,500,000               2,499,244
  3.92%; 01/04/06                               4,300,000               4,270,034
  4.06%; 01/09/06                               4,000,000               3,968,873
  4.08%; 01/20/06                               5,000,000               4,954,667
                                                                       15,692,818
FINANCE-CONSUMER LOANS (1.24%)
 American General Finance
  3.91%; 12/20/05                               4,600,000               4,575,519
 HSBC Finance
  3.73%; 11/16/05                               4,000,000               3,993,783
                                                                        8,569,302
FINANCE-CREDIT CARD (2.99%)
 American Express Credit
  3.82%; 11/30/05                               5,000,000               4,984,614
  3.84%; 11/16/05                               4,000,000               3,993,600
  3.97%; 12/20/05                               4,315,000               4,291,683
  4.02%; 01/09/06                               4,300,000               4,266,869
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-CREDIT CARD (CONTINUED)
 American Express Credit (continued)
  4.07%; 01/05/06                              $3,180,000            $  3,156,631
                                                                       20,693,397
FINANCE-INVESTMENT BANKER & BROKER (9.21%)
 Bear Stearns
  3.65%; 11/08/05                               4,300,000               4,296,915
  3.69%; 11/07/05                               3,600,000               3,597,786
  3.77%; 12/14/05                               3,000,000               2,986,491
  4.10%; 02/13/06                               5,000,000               4,940,778
 Citigroup Funding
  3.95%; 12/06/05                               5,000,000               4,980,799
 Goldman Sachs Group
  3.98%; 11/23/05                               3,000,000               2,992,703
 ING U.S. Funding
  3.85%; 11/28/05                               3,700,000               3,689,316
  3.98%; 12/01/05                               2,710,000               2,701,012
  4.07%; 01/24/06                               5,000,000               4,952,517
 JP Morgan Chase
  3.73%; 11/01/05                               4,000,000               4,000,000
  3.74%; 11/04/05                               4,200,000               4,198,691
  3.90%; 11/22/05                               5,300,000               5,287,942
  3.92%; 11/23/05                               4,300,000               4,289,699
 Morgan Stanley
  3.85%; 11/14/05                               4,300,000               4,294,022
  3.86%; 11/22/05                               3,900,000               3,891,218
  3.88%; 11/17/05                               2,640,000               2,635,447
                                                                       63,735,336
FINANCE-LEASING COMPANY (3.57%)
 International Lease Finance
  3.79%; 11/09/05                               5,000,000               4,995,789
  3.80%; 11/30/05                               4,200,000               4,187,143
  3.84%; 11/17/05                               3,600,000               3,593,856
  4.09%; 01/19/06                               3,900,000               3,864,997
 River Fuel Funding
  4.17%; 01/20/06                               4,000,000               3,962,933
  4.17%; 01/24/06                               4,100,000               4,060,107
                                                                       24,664,825
FINANCE-MORTGAGE LOAN/BANKER (1.04%)
 Fannie Mae
  3.57%; 11/02/05                               4,000,000               3,999,604
  3.63%; 11/23/05                               3,200,000               3,192,901
                                                                        7,192,505
FINANCE-OTHER SERVICES (7.89%)
 Commoloco
  3.77%; 12/02/05                               4,000,000               3,987,014
  4.06%; 01/17/06                               3,900,000               3,866,133
 CRC Funding
  3.86%; 12/02/05                               3,900,000               3,887,037
  3.88%; 11/21/05                               3,100,000               3,093,318
  3.93%; 12/08/05                               4,000,000               3,983,843
  4.14%; 01/23/06                               3,800,000               3,763,729
 HSBC Funding
  3.61%; 11/07/05                               5,000,000               4,996,991
  3.78%; 11/22/05                               3,065,000               3,058,242
  4.01%; 12/01/05                               4,000,000               3,986,633
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-OTHER SERVICES (CONTINUED)
 Private Export Funding
  3.63%; 11/10/05                              $2,420,000            $  2,417,804
  3.64%; 11/10/05                               3,600,000               3,596,724
  3.67%; 11/29/05                               3,000,000               2,991,437
  3.71%; 12/06/05                               4,600,000               4,583,408
  3.83%; 01/05/06                               2,170,000               2,154,994
  4.13%; 03/16/06                               4,300,000               4,233,404
                                                                       54,600,711
FOOD-MISCELLANEOUS/DIVERSIFIED (0.43%)
 Unilever Capital
  3.88%; 11/15/05                               3,000,000               2,995,473
MONEY CENTER BANKS (5.65%)
 Bank of America
  3.65%; 11/09/05                               3,700,000               3,696,999
  3.68%; 11/09/05                               4,300,000               4,296,484
  4.03%; 01/10/06                               3,600,000               3,571,790
  4.06%; 02/07/06                               4,600,000               4,549,160
 BNP Paribas Finance
  3.73%; 12/15/05                               3,600,000               3,583,588
  3.79%; 12/12/05                               3,175,000               3,161,295
  3.88%; 12/05/05                               5,000,000               4,981,678
 HBOS Treasury Services
  3.72%; 12/01/05                               3,500,000               3,489,150
  3.75%; 11/25/05                               4,200,000               4,189,500
  3.96%; 12/01/05                               3,600,000               3,588,120
                                                                       39,107,764
MULTI-LINE INSURANCE (2.97%)
 Genworth Financial
  3.87%; 11/29/05                               4,300,000               4,287,057
  3.89%; 12/05/05                               5,000,000               4,981,630
  3.93%; 12/12/05                               3,500,000               3,484,335
  3.99%; 12/16/05                               3,500,000               3,482,544
  4.03%; 12/13/05                               4,300,000               4,279,783
                                                                       20,515,349
OIL COMPANY-INTEGRATED (1.85%)
 Total Capital
  3.91%; 12/28/05                               3,900,000               3,875,856
  3.93%; 12/30/05                               5,000,000               4,967,796
  3.99%; 12/29/05                               4,000,000               3,974,286
                                                                       12,817,938
PUBLISHING-NEWSPAPERS (0.56%)
 Gannett
  3.84%; 12/07/05                               3,865,000               3,850,158
RETAIL-DISCOUNT (0.67%)
 Wal-Mart Stores
  3.53%; 11/01/05                               4,600,000               4,600,000
SPECIAL PURPOSE ENTITY (19.09%)
 Barclays U.S. Funding
  3.84%; 12/12/05                               5,140,000               5,117,521
 Barclays U.S. Funding (continued)
  3.85%; 12/16/05                               4,600,000               4,577,891
  3.89%; 12/13/05                               4,200,000               4,180,939
  3.92%; 12/05/05                               4,100,000               4,084,840
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
SPECIAL PURPOSE ENTITY (CONTINUED)
 Compass Securitization
  3.72%; 11/15/05                              $3,000,000            $  2,995,660
  3.75%; 11/28/05                               4,135,000               4,123,370
  3.82%; 11/07/05                               5,000,000               4,996,817
  3.94%; 11/21/05                               2,300,000               2,294,966
 Galaxy Funding
  3.67%; 11/07/05                               3,600,000               3,597,798
  3.69%; 11/16/05                               3,600,000               3,594,465
  3.74%; 11/21/05                               4,600,000               4,590,442
  3.75%; 11/22/05                               2,730,000               2,724,028
  4.11%; 01/26/06                               4,000,000               3,960,727
 Grampian Funding
  3.78%; 12/16/05                               1,775,000               1,766,613
  3.80%; 12/19/05                               4,200,000               4,178,720
  3.97%; 01/06/06                               3,600,000               3,573,798
 Ranger Funding
  3.83%; 11/18/05                               7,470,000               7,456,368
  3.84%; 11/08/05                               2,910,000               2,907,827
  3.97%; 01/03/06                               4,050,000               4,021,863
 Scaldis Capital
  3.82%; 12/20/05                               4,155,000               4,133,396
  3.86%; 12/21/05                               3,200,000               3,182,844
  4.04%; 01/12/06                               4,075,000               4,042,074
 Sheffield Receivables
  3.82%; 12/19/05                               4,000,000               3,979,627
  3.97%; 11/17/05                               2,580,000               2,575,448
 Southern Company Funding
  4.06%; 01/12/06                               3,600,000               3,570,768
 Surrey Funding
  3.66%; 11/02/05                               3,425,000               3,424,652
  3.88%; 11/18/05                               5,000,000               4,990,839
 White Pine Finance
  3.71%; 11/18/05                               4,000,000               3,992,992
  3.78%; 11/29/05                               3,600,000               3,589,416
  3.87%; 12/21/05                               4,600,000               4,575,275
 Yorktown Capital
  3.76%; 11/15/05                               4,165,000               4,158,910
  3.77%; 11/29/05                               4,050,000               4,038,125
  3.92%; 11/17/05                               4,100,000               4,092,857
  4.16%; 01/30/06                               3,045,000               3,013,332
                                                                      132,105,208
SUPRANATIONAL BANK (2.53%)
 Corp Andina de Fomento
  3.95%; 12/14/05                               5,000,000               4,976,410
  3.95%; 12/16/05                               3,500,000               3,482,719
  3.96%; 12/22/05                               4,100,000               4,076,999
  4.03%; 12/19/05                               5,000,000               4,973,133
                                                                       17,509,261
TELECOMMUNICATION SERVICES (0.58%)
 Verizon Global Funding
  3.98%; 10/13/06                               4,000,000               4,000,000
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
TELEPHONE-INTEGRATED (0.72%)
 SBC Communications
  3.64%; 11/03/05                              $5,000,000            $  4,998,989
                                  TOTAL COMMERCIAL PAPER              652,866,574

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (2.87%)
AEROSPACE & DEFENSE EQUIPMENT (0.12%)
 United Technologies
  7.00%; 09/15/06                                 830,000                 848,295
ASSET BACKED SECURITIES (0.28%)
 CIT Equipment Collateral
  3.85%; 09/20/06                               1,970,998               1,970,998
AUTOMOBILE SEQUENTIAL (1.65%)
 AmeriCredit Automobile
  Receivables Trust
  3.84%; 09/06/06                               2,414,441               2,414,441
 Banc of America Securities Auto Trust
  3.51%; 07/18/06                               1,108,849               1,108,849
 Honda Auto Receivables Owner Trust
  3.42%; 06/19/06                               1,785,168               1,785,168
 Merrill Auto Trust Securitization
  3.47%; 06/26/06                               1,285,412               1,285,411
 Nissan Auto Lease Trust
  4.27%; 11/15/06                               3,300,000               3,300,000
 USAA Auto Owner Trust
  4.17%; 11/09/06 /1/                           1,500,000               1,500,000
                                                                       11,393,869
FINANCE-INVESTMENT BANKER & BROKER (0.22%)
 Lehman Brothers Holdings
  6.63%; 02/05/06                               1,000,000               1,007,258
 Merrill Lynch
  2.94%; 01/30/06                                 555,000                 553,919
                                                                        1,561,177
FINANCE-OTHER SERVICES (0.19%)
 Caterpillar Financial Services
  5.95%; 05/01/06                               1,300,000               1,313,398
FOOD-MISCELLANEOUS/DIVERSIFIED (0.28%)
 Unilever Capital
  6.88%; 11/01/05                               1,925,000               1,925,000
MONEY CENTER BANKS (0.13%)
 Bank of America
  6.20%; 02/15/06                                 875,000                 880,805
                                             TOTAL BONDS               19,893,542

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (2.34%)
COMMERCIAL BANKS (2.34%)
 Citibank
  3.80%; 11/28/05                              $4,200,000            $  4,200,000
  4.16%; 01/25/06                               3,600,000               3,600,000
 Deutsche Bank
  3.67%; 11/08/05                               4,200,000               4,200,000
  3.90%; 12/12/05                               4,200,000               4,200,000
                           TOTAL CERTIFICATES OF DEPOSIT               16,200,000
                                                                     ------------

                    TOTAL PORTFOLIO INVESTMENTS (99.56%)              688,960,116
OTHER ASSETS AND LIABILITIES, NET (0.44%)                               3,038,079
                              TOTAL NET ASSETS (100.00%)             $691,998,195
                                                                     --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MONEY MARKET FUND
                                OCTOBER 31, 2005


/1 /Variable rate.

                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $527,302,732                     76.54%
 Asset Backed
 Securities                          62,106,864                      9.01
 Government                          24,701,766                      3.59
 Basic Materials                     13,461,095                      1.95
 Communications                      12,849,147                      1.86
 Energy                              12,817,938                      1.86
 Consumer,
 Non-cyclical                        12,057,828                      1.75
 Consumer, Cyclical                  11,294,872                      1.64
 Industrial                           8,797,106                      1.28
 Utilities                            3,570,768                      0.52
                TOTAL              $688,960,116                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS LARGECAP BLEND FUND
                                OCTOBER 31, 2005

                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (99.10%)
ADVERTISING AGENCIES (0.14%)
                                                                                $
 Omnicom Group                                                14,000               1,161,440
ADVERTISING SALES (0.24%)
 Lamar Advertising /1/                                        44,000               1,963,280
AEROSPACE & DEFENSE (0.61%)
 Boeing                                                       59,100               3,820,224
 Rockwell Collins                                             23,700               1,085,934
                                                                                   4,906,158
AEROSPACE & DEFENSE EQUIPMENT (1.14%)
 General Dynamics                                             35,720               4,154,236
 Goodrich                                                     32,600               1,175,882
 Lockheed Martin                                              15,100                 914,456
 United Technologies                                          58,000               2,974,240
                                                                                   9,218,814
AGRICULTURAL CHEMICALS (0.23%)
 Potash Corp. of Saskatchewan                                 22,400               1,843,968
AGRICULTURAL OPERATIONS (0.20%)
 Monsanto                                                     25,800               1,625,658
AIRLINES (0.19%)
 Southwest Airlines                                           96,500               1,544,965
APPLICATIONS SOFTWARE (2.68%)
 Mercury Interactive /1/                                      66,600               2,317,014
 Microsoft                                                   740,500              19,030,850
 Red Hat /1/                                                  13,000                 301,860
                                                                                  21,649,724
ATHLETIC FOOTWEAR (0.15%)
 Nike                                                         14,500               1,218,725
AUTO-CARS & LIGHT TRUCKS (0.32%)
 General Motors /2/                                           93,700               2,567,380
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.02%)
 Johnson Controls                                              2,200                 149,710
BEVERAGES-NON-ALCOHOLIC (1.95%)
 Coca-Cola                                                   175,300               7,499,334
 Coca-Cola Enterprises                                        32,500                 614,250
 PepsiCo                                                     129,800               7,668,584
                                                                                  15,782,168
BREWERY (0.27%)
 Anheuser-Busch                                               53,300               2,199,158
BROADCASTING SERVICES & PROGRAMMING (0.16%)
 Liberty Media /1/                                           159,800               1,273,606
BUILDING PRODUCTS-AIR & HEATING (0.13%)
 American Standard                                            28,000               1,065,120
CABLE TV (0.72%)
 Comcast /1/ /2/                                             143,300               3,988,039
 Rogers Communications                                        46,500               1,838,145
                                                                                   5,826,184
CASINO HOTELS (0.35%)
 Harrah's Entertainment                                       12,300                 743,904
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CASINO HOTELS (CONTINUED)
 Wynn Resorts /1/ /2/                                         43,800            $  2,044,584
                                                                                   2,788,488
CASINO SERVICES (0.28%)
 International Game Technology                                84,100               2,227,809
CELLULAR TELECOMMUNICATIONS (0.22%)
 Nextel Partners /1/                                          69,700               1,752,955
CHEMICALS-DIVERSIFIED (0.69%)
 Dow Chemical                                                 17,100                 784,206
 E. I. Du Pont de Nemours                                     92,600               3,860,494
 NOVA Chemicals                                               26,900                 963,289
                                                                                   5,607,989
CHEMICALS-SPECIALTY (0.17%)
 Cabot                                                        26,000                 886,860
 Ferro                                                        15,800                 281,872
 Minerals Technologies                                         4,600                 245,916
                                                                                   1,414,648
CIRCUIT BOARDS (0.23%)
 Jabil Circuit /1/                                            61,600               1,838,760
COMMERCIAL BANKS (0.59%)
 First Horizon National                                       43,500               1,682,580
 Synovus Financial                                           113,100               3,106,857
                                                                                   4,789,437
COMMERCIAL SERVICE-FINANCE (0.05%)
 Moody's                                                       8,300                 442,058
COMPUTERS (2.81%)
 Dell /1/                                                    372,900              11,888,052
 Gateway /1/ /2/                                             245,300                 699,105
 International Business Machines                             123,700              10,128,556
                                                                                  22,715,713
COMPUTERS-MEMORY DEVICES (0.48%)
 EMC /1/                                                     277,400               3,872,504
COMPUTERS-PERIPHERAL EQUIPMENT (0.02%)
 Lexmark International /1/ /2/                                 3,700                 153,624
CONSULTING SERVICES (0.24%)
 Accenture /1/                                                73,700               1,939,047
CONSUMER PRODUCTS-MISCELLANEOUS (0.28%)
 Fortune Brands                                                9,700                 736,909
 Kimberly-Clark                                               26,700               1,517,628
                                                                                   2,254,537
COSMETICS & TOILETRIES (2.37%)
 Avon Products                                                34,700                 936,553
 Colgate-Palmolive                                            38,400               2,033,664
 Procter & Gamble                                            288,957              16,178,703
                                                                                  19,148,920
CRUISE LINES (0.56%)
 Carnival                                                     68,200               3,387,494
 Royal Caribbean Cruises                                      27,100               1,123,024
                                                                                   4,510,518
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DATA PROCESSING & MANAGEMENT (0.85%)
 Automatic Data Processing                                    66,500            $  3,102,890
 First Data                                                   67,000               2,710,150
 Fiserv /1/                                                    7,800                 340,704
 NAVTEQ /1/                                                   18,100                 708,072
                                                                                   6,861,816
DECISION SUPPORT SOFTWARE (0.02%)
 NetIQ /1/ /2/                                                16,000                 191,840
DIALYSIS CENTERS (0.04%)
 DaVita /1/                                                    6,700                 329,506
DISPOSABLE MEDICAL PRODUCTS (0.13%)
 C.R. Bard                                                    16,800               1,047,984
DISTRIBUTION-WHOLESALE (0.12%)
 CDW                                                          17,400                 980,490
DIVERSIFIED MANUFACTURING OPERATIONS (6.63%)
 Danaher                                                      96,800               5,043,280
 Eaton                                                        11,600                 682,428
 General Electric                                          1,024,400              34,737,404
 Honeywell International                                     119,700               4,093,740
 Illinois Tool Works                                          35,100               2,975,076
 Teleflex                                                      9,500                 628,805
 Tyco International                                          204,900               5,407,311
                                                                                  53,568,044
DIVERSIFIED MINERALS (0.16%)
 BHP Billiton /2/                                             41,900               1,300,995
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.27%)
 Cendant                                                     125,700               2,189,694
ELECTRIC-GENERATION (0.10%)
 AES /1/                                                      51,000                 810,390
ELECTRIC-INTEGRATED (2.74%)
 CenterPoint Energy                                           12,300                 162,852
 Constellation Energy Group                                    7,200                 394,560
 Dominion Resources /2/                                       24,900               1,894,392
 Duke Energy                                                 138,800               3,675,424
 Edison International                                         49,300               2,157,368
 Entergy                                                      36,400               2,574,208
 Exelon                                                       76,200               3,964,686
 FirstEnergy                                                  45,700               2,170,750
 FPL Group                                                     8,200                 353,092
 NiSource                                                     58,300               1,378,795
 Pinnacle West Capital                                        26,800               1,119,168
 PPL                                                          24,600                 770,964
 Public Service Enterprise Group                               2,700                 169,803
 TECO Energy                                                  29,900                 517,270
 TXU                                                           7,900                 795,925
                                                                                  22,099,257
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.09%)
 Flextronics International /1/                                82,300                 764,567
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.98%)
 Intel                                                       560,300              13,167,050
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
 Xilinx                                                      119,200            $  2,854,840
                                                                                  16,021,890
ELECTRONIC MEASUREMENT INSTRUMENTS (0.30%)
 Agilent Technologies /1/                                     59,300               1,898,193
 Tektronix                                                    23,900                 549,222
                                                                                   2,447,415
ENTERPRISE SOFTWARE & SERVICE (0.67%)
 Oracle /1/                                                  426,700               5,410,556
ENTERTAINMENT SOFTWARE (0.15%)
 Electronic Arts /1/                                          21,600               1,228,608
FIDUCIARY BANKS (0.69%)
 Investors Financial Services                                 44,700               1,706,646
 Northern Trust                                               22,200               1,189,920
 State Street                                                 48,500               2,678,655
                                                                                   5,575,221
FILTRATION & SEPARATION PRODUCTS (0.13%)
 Pall                                                         40,000               1,046,400
FINANCE-COMMERCIAL (0.23%)
 CapitalSource /1/ /2/                                        83,600               1,839,200
FINANCE-CONSUMER LOANS (0.49%)
 First Marblehead /1/ /2/                                     42,800               1,266,452
 SLM                                                          48,400               2,687,652
                                                                                   3,954,104
FINANCE-CREDIT CARD (0.83%)
 American Express                                            105,800               5,265,666
 Capital One Financial                                        18,900               1,443,015
                                                                                   6,708,681
FINANCE-INVESTMENT BANKER & BROKER (6.77%)
 Ameritrade Holding /1/ /2/                                   88,500               1,861,155
 Charles Schwab                                               56,700                 861,840
 Citigroup                                                   438,400              20,069,952
 E*Trade Financial /1/                                       147,900               2,743,545
 Goldman Sachs Group                                          36,200               4,574,594
 JP Morgan Chase                                             328,528              12,030,695
 Legg Mason                                                   13,100               1,405,761
 Lehman Brothers Holdings                                     20,200               2,417,334
 Merrill Lynch                                                68,800               4,454,112
 Morgan Stanley                                               78,000               4,243,980
                                                                                  54,662,968
FINANCE-MORTGAGE LOAN/BANKER (0.74%)
 Countrywide Financial                                        63,300               2,011,041
 Fannie Mae                                                   45,400               2,157,408
 Freddie Mac                                                  28,900               1,773,015
                                                                                   5,941,464
FOOD-CONFECTIONERY (0.15%)
 Hershey                                                      21,700               1,233,211
FOOD-MISCELLANEOUS/DIVERSIFIED (0.98%)
 Campbell Soup                                                57,600               1,676,160
 General Mills                                                65,600               3,165,856
 H.J. Heinz                                                   29,500               1,047,250
 Kellogg                                                      38,300               1,691,711
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-MISCELLANEOUS/DIVERSIFIED (CONTINUED)
 McCormick                                                    10,800            $    327,132
                                                                                   7,908,109
FOOD-RETAIL (0.30%)
 Albertson's /2/                                              25,800                 647,838
 Kroger /1/                                                   64,600               1,285,540
 Safeway                                                      19,400                 451,244
                                                                                   2,384,622
FOOD-WHOLESALE & DISTRIBUTION (0.18%)
 Sysco                                                        46,200               1,474,242
FORESTRY (0.11%)
 Weyerhaeuser                                                 14,500                 918,430
GAS-DISTRIBUTION (0.05%)
 Sempra Energy                                                 8,500                 376,550
GOLD MINING (0.26%)
 Newmont Mining                                               49,300               2,100,180
HOME DECORATION PRODUCTS (0.04%)
 Newell Rubbermaid                                            14,100                 324,159
HOTELS & MOTELS (0.16%)
 Marriott International                                       21,700               1,293,754
HUMAN RESOURCES (0.11%)
 Robert Half International                                    23,300                 859,304
INDEPENDENT POWER PRODUCER (0.12%)
 NRG Energy /1/                                               22,300                 959,123
INSTRUMENTS-SCIENTIFIC (0.12%)
 Waters /1/                                                   27,800               1,006,360
INSURANCE BROKERS (0.52%)
 Aon                                                           7,600                 257,260
 Marsh & McLennan                                             89,300               2,603,095
 Willis Group Holdings                                        35,200               1,307,328
                                                                                   4,167,683
INTERNET APPLICATION SOFTWARE (0.05%)
 MatrixOne /1/                                                76,000                 383,040
INTERNET CONTENT-INFORMATION & NEWS (0.10%)
 CNET Networks /1/                                            58,700                 797,733
INTERNET SECURITY (0.15%)
 Symantec /1/                                                 22,426                 534,860
 VeriSign /1/                                                 29,200                 689,996
                                                                                   1,224,856
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.69%)
 Ameriprise Financial /1/                                     45,300               1,686,066
 Franklin Resources                                           21,300               1,882,281
 Janus Capital Group                                          22,600                 396,630
 Nuveen Investments                                           39,500               1,598,565
                                                                                   5,563,542
LEISURE & RECREATION PRODUCTS (0.30%)
 Brunswick                                                    34,500               1,315,485
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LEISURE & RECREATION PRODUCTS (CONTINUED)
 WMS Industries /1/ /2/                                       42,700            $  1,073,051
                                                                                   2,388,536
LIFE & HEALTH INSURANCE (0.35%)
 Aflac                                                        40,800               1,949,424
 Prudential Financial                                         12,100                 880,759
                                                                                   2,830,183
LINEN SUPPLY & RELATED ITEMS (0.05%)
 Cintas                                                       10,400                 421,928
MACHINERY-FARM (0.42%)
 Deere                                                        55,800               3,385,944
MEDICAL INSTRUMENTS (1.37%)
 Biomet                                                       12,700                 442,341
 Boston Scientific /1/                                        93,400               2,346,208
 Guidant                                                      15,800                 995,400
 Medtronic                                                    99,300               5,626,338
 St. Jude Medical /1/                                         34,300               1,648,801
                                                                                  11,059,088
MEDICAL LABORATORY & TESTING SERVICE (0.08%)
 Quest Diagnostics                                            14,300                 667,953
MEDICAL PRODUCTS (2.11%)
 Becton Dickinson                                             19,200                 974,400
 Johnson & Johnson                                           220,600              13,813,972
 Stryker                                                      24,800               1,018,536
 Zimmer Holdings /1/                                          18,900               1,205,253
                                                                                  17,012,161
MEDICAL-BIOMEDICAL/GENE (1.52%)
 Amgen /1/                                                   103,600               7,848,736
 Biogen Idec /1/                                              29,500               1,198,585
 Celgene /1/ /2/                                              15,900                 891,990
 Chiron /1/                                                   18,000                 794,520
 Genentech /1/                                                13,700               1,241,220
 Genzyme /1/                                                   4,000                 289,200
                                                                                  12,264,251
MEDICAL-DRUGS (4.06%)
 Abbott Laboratories                                         105,600               4,546,080
 Bristol-Myers Squibb                                         23,600                 499,612
 Cephalon /1/ /2/                                              6,400                 291,776
 Elan /1/ /2/                                                 31,800                 262,350
 Eli Lilly                                                    82,800               4,122,612
 Forest Laboratories /1/                                      17,800                 674,798
 Merck                                                       138,000               3,894,360
 Pfizer                                                      506,900              11,020,006
 Schering-Plough                                              94,300               1,918,062
 Sepracor /1/                                                  9,000                 506,250
 Shire Pharmaceuticals Group                                  11,400                 408,576
 Wyeth                                                       105,000               4,678,800
                                                                                  32,823,282
MEDICAL-GENERIC DRUGS (0.03%)
 Watson Pharmaceutical /1/                                     6,100                 210,816
MEDICAL-HMO (1.46%)
 Aetna                                                        29,700               2,630,232
 Coventry Health Care /1/                                      7,900                 426,521
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HMO (CONTINUED)
 UnitedHealth Group                                          102,900            $  5,956,881
 WellPoint /1/                                                37,400               2,793,032
                                                                                  11,806,666
MEDICAL-HOSPITALS (0.35%)
 Community Health Systems /1/                                 34,900               1,295,139
 Health Management Associates                                  8,400                 179,844
 Triad Hospitals /1/                                          33,600               1,381,968
                                                                                   2,856,951
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.30%)
 AmerisourceBergen                                             3,000                 228,810
 Cardinal Health                                              34,500               2,156,595
                                                                                   2,385,405
METAL-ALUMINUM (0.33%)
 Alcan /2/                                                    48,900               1,549,641
 Alcoa                                                        46,800               1,136,772
                                                                                   2,686,413
MISCELLANEOUS INVESTING (0.66%)
 Archstone-Smith Trust                                        47,500               1,927,075
 CarrAmerica Realty                                           40,300               1,327,079
 ProLogis                                                     27,700               1,191,100
 Simon Property Group                                         12,100                 866,602
                                                                                   5,311,856
MONEY CENTER BANKS (1.04%)
 Bank of America                                             191,370               8,370,524
MULTI-LINE INSURANCE (2.64%)
 Allstate                                                     10,100                 533,179
 American International Group                                223,800              14,502,240
 Assurant                                                     21,000                 802,200
 Genworth Financial                                           51,200               1,622,528
 Hartford Financial Services Group                            33,300               2,655,675
 MetLife                                                      25,200               1,245,132
                                                                                  21,360,954
MULTIMEDIA (2.00%)
 E.W. Scripps                                                  7,800                 357,240
 McGraw-Hill                                                  36,900               1,805,886
 Meredith                                                      5,200                 259,480
 News                                                        147,400               2,100,450
 Time Warner /1/                                             350,100               6,242,283
 Viacom                                                      134,900               4,177,853
 Walt Disney                                                  48,500               1,181,945
                                                                                  16,125,137
NETWORKING PRODUCTS (1.18%)
 Cisco Systems /1/                                           487,600               8,508,620
 Juniper Networks /1/                                         43,400               1,012,522
                                                                                   9,521,142
NON-HAZARDOUS WASTE DISPOSAL (0.20%)
 Republic Services                                            45,800               1,619,030
OFFICE SUPPLIES & FORMS (0.13%)
 Avery Dennison                                               18,600               1,053,690
OIL & GAS DRILLING (0.36%)
 Nabors Industries /1/                                        10,100                 693,163
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS DRILLING (CONTINUED)
 Transocean /1/                                               38,800            $  2,230,612
                                                                                   2,923,775
OIL COMPANY-EXPLORATION & PRODUCTION (1.10%)
 Anadarko Petroleum                                           21,400               1,941,194
 Devon Energy                                                 20,600               1,243,828
 EOG Resources                                                19,200               1,301,376
 Murphy Oil                                                   51,700               2,422,145
 XTO Energy                                                   45,566               1,980,298
                                                                                   8,888,841
OIL COMPANY-INTEGRATED (5.63%)
 ChevronTexaco                                               163,900               9,353,773
 ConocoPhillips                                               94,400               6,171,872
 Exxon Mobil                                                 470,900              26,436,326
 Occidental Petroleum                                         23,000               1,814,240
 Total /2/                                                    13,800               1,739,076
                                                                                  45,515,287
OIL FIELD MACHINERY & EQUIPMENT (0.45%)
 FMC Technologies /1/ /2/                                     34,300               1,250,578
 Grant Prideco /1/                                            45,700               1,777,273
 National Oilwell Varco /1/                                   10,100                 630,947
                                                                                   3,658,798
OIL REFINING & MARKETING (0.27%)
 Sunoco                                                        8,400                 625,800
 Valero Energy                                                14,500               1,525,980
                                                                                   2,151,780
OIL-FIELD SERVICES (1.46%)
 Baker Hughes                                                 36,000               1,978,560
 BJ Services                                                  30,200               1,049,450
 Halliburton                                                  19,400               1,146,540
 Schlumberger                                                 84,300               7,651,911
                                                                                  11,826,461
OPTICAL SUPPLIES (0.03%)
 Bausch & Lomb                                                 3,600                 267,084
PAPER & RELATED PRODUCTS (0.39%)
 Bowater                                                      19,800                 524,700
 International Paper                                          63,800               1,861,684
 MeadWestvaco                                                 12,000                 314,640
 Potlatch                                                      9,700                 433,881
                                                                                   3,134,905
PHARMACY SERVICES (0.39%)
 Caremark Rx /1/                                              48,800               2,557,120
 Medco Health Solutions /1/                                   10,200                 576,300
                                                                                   3,133,420
PIPELINES (0.55%)
 Dynegy /1/ /2/                                              132,100                 586,524
 Williams                                                    173,800               3,875,740
                                                                                   4,462,264
PROPERTY & CASUALTY INSURANCE (0.79%)
 Progressive                                                  24,400               2,825,764
 Safeco                                                        4,900                 272,930
 St. Paul Travelers                                           73,671               3,317,405
                                                                                   6,416,099
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PUBLISHING-NEWSPAPERS (0.34%)
 Dow Jones                                                    10,900            $    369,619
 Gannett                                                      17,600               1,102,816
 Tribune                                                      22,800                 718,428
 Washington Post                                                 700                 521,500
                                                                                   2,712,363
REGIONAL BANKS (3.25%)
 Fifth Third Bancorp                                         216,100               8,680,737
 Huntington Bancshares                                         5,700                 132,582
 National City /2/                                            79,300               2,555,839
 SunTrust Banks                                               22,400               1,623,552
 U.S. Bancorp                                                129,700               3,836,526
 Wachovia                                                     90,100               4,551,852
 Wells Fargo                                                  81,000               4,876,200
                                                                                  26,257,288
REINSURANCE (0.12%)
 AXIS Capital Holdings                                        36,500                 946,445
RETAIL-APPAREL & SHOE (0.27%)
 Hot Topic /1/ /2/                                            48,200                 717,698
 Ross Stores                                                  53,400               1,443,936
                                                                                   2,161,634
RETAIL-AUTO PARTS (0.07%)
 O'Reilly Automotive /1/                                      19,900                 561,180
RETAIL-BEDDING (0.05%)
 Bed Bath & Beyond /1/                                         9,700                 393,044
RETAIL-BUILDING PRODUCTS (1.27%)
 Home Depot                                                  172,300               7,071,192
 Lowe's                                                       52,100               3,166,117
                                                                                  10,237,309
RETAIL-CONSUMER ELECTRONICS (0.20%)
 Best Buy                                                     36,900               1,633,194
RETAIL-DISCOUNT (2.46%)
 Dollar General                                               20,900                 406,296
 Family Dollar Stores                                         50,000               1,107,000
 Target                                                       92,900               5,173,601
 TJX                                                          93,700               2,017,361
 Wal-Mart Stores                                             235,300              11,132,043
                                                                                  19,836,301
RETAIL-DRUG STORE (0.74%)
 CVS                                                          62,000               1,513,420
 Walgreen                                                     97,900               4,447,597
                                                                                   5,961,017
RETAIL-OFFICE SUPPLIES (0.15%)
 Staples                                                      53,350               1,212,646
RETAIL-REGIONAL DEPARTMENT STORE (0.75%)
 Kohl's /1/                                                  126,400               6,083,632
RETAIL-RESTAURANTS (0.62%)
 Outback Steakhouse                                           39,000               1,468,740
 Panera Bread /1/ /2/                                         21,100               1,248,909
 Starbucks /1/                                                80,200               2,268,056
                                                                                   4,985,705
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SAVINGS & LOANS-THRIFTS (0.15%)
 Washington Mutual                                            30,200            $  1,195,920
SCHOOLS (0.12%)
 Apollo Group /1/                                             15,600                 983,112
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.84%)
 Analog Devices                                              160,400               5,578,712
 Linear Technology                                            35,500               1,178,955
                                                                                   6,757,667
SEMICONDUCTOR EQUIPMENT (0.25%)
 ASML Holding /1/ /2/                                         56,700                 962,766
 Kla-Tencor                                                   22,700               1,050,783
                                                                                   2,013,549
STEEL PRODUCERS (0.43%)
 Nucor                                                        57,600               3,447,360
TELECOMMUNICATION EQUIPMENT (0.03%)
 Comverse Technology /1/                                      10,900                 273,590
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.25%)
 Corning /1/                                                  99,500               1,998,955
TELECOMMUNICATION SERVICES (0.45%)
 Telus                                                        97,500               3,675,750
TELEPHONE-INTEGRATED (1.69%)
 BellSouth                                                   113,100               2,942,862
 Sprint Nextel                                               258,458               6,024,656
 Verizon Communications                                      148,300               4,672,933
                                                                                  13,640,451
TELEVISION (0.18%)
 Univision Communications /1/ /2/                             54,200               1,416,788
THERAPEUTICS (0.34%)
 Gilead Sciences /1/                                          58,800               2,778,300
TOBACCO (1.82%)
 Altria Group                                                196,000              14,709,800
TOYS (0.08%)
 Mattel                                                       41,700                 615,075
TRANSPORT-RAIL (0.55%)
 Norfolk Southern                                             48,300               1,941,660
 Union Pacific                                                36,000               2,490,480
                                                                                   4,432,140
TRANSPORT-SERVICES (0.40%)
 United Parcel Service                                        43,800               3,194,772
WEB PORTALS (0.86%)
 Google /1/                                                    4,900               1,823,486
 Yahoo /1/                                                   139,700               5,164,709
                                                                                   6,988,195
WIRELESS EQUIPMENT (1.66%)
 American Tower /1/                                           81,492               1,943,584
 Crown Castle International /1/ /2/                           76,700               1,880,684
 Motorola                                                    129,300               2,865,288
 Nokia                                                       108,000               1,816,560
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (CONTINUED)
 Qualcomm                                                    123,200            $  4,898,432
                                                                                  13,404,548
                                                TOTAL COMMON STOCKS              800,457,407

                                              Principal

                                              Amount                                Value

----------------------------------------------------------------------------------------------------
TREASURY BONDS (0.07%)
 U.S. Treasury /3/
                                                         $                      $
  3.05%; 11/03/05                                            550,000                 549,908
                                               TOTAL TREASURY BONDS                  549,908

                                              Maturity

                                              Amount                                Value

----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (2.93%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $24,169,925; 02/15/06 -                                      $
  02/15/27) /4/                                          $23,698,600              23,696,000
                                        TOTAL REPURCHASE AGREEMENTS               23,696,000
                                                                                ------------

                              TOTAL PORTFOLIO INVESTMENTS (102.10%)              824,703,315
OTHER ASSETS AND LIABILITIES, NET (-2.10%)                                       (16,989,597)
                                         TOTAL NET ASSETS (100.00%)             $807,713,718
                                                                                ---------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS LARGECAP BLEND FUND
                                OCTOBER 31, 2005


    Contract                     Opening       Current      Unrealized
      Type         Commitment  Market Value  Market Value   Gain(Loss)
-----------------------------------------------------------------------
FUTURES CONTRACTS
100 S&P 500 eMini    Buy        $6,188,300    $6,049,000    $(139,300)
December 2005
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $549,907 or 0.07% of net assets.
/4 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 86,965,079
Unrealized Depreciation                       (43,393,095)
                                             ------------
Net Unrealized Appreciation (Depreciation)     43,571,984
Cost for federal income tax purposes         $781,131,331


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $185,657,147                     22.35%
 Consumer,
 Non-cyclical                       174,162,243                     20.96
 Industrial                          88,493,524                     10.65
 Technology                          86,877,491                     10.46
 Communications                      84,140,013                     10.13
 Energy                              79,427,206                      9.56
 Consumer, Cyclical                  74,765,152                      9.00
 Utilities                           24,245,320                      2.92
 Basic Materials                     22,454,888                      2.70
 Futures Contracts                    6,049,000                      0.73
 Government                           4,480,331                      0.54
                TOTAL              $830,752,315                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS LARGECAP BLEND FUND I
                                OCTOBER 31, 2005

                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (100.23%)
AEROSPACE & DEFENSE (2.59%)
                                                                              $
 Boeing                                                     38,700               2,501,568
 Northrop Grumman                                           24,400               1,309,060
 Raytheon                                                   31,800               1,175,010
                                                                                 4,985,638
AEROSPACE & DEFENSE EQUIPMENT (0.80%)
 General Dynamics                                            4,400                 511,720
 Lockheed Martin                                             2,400                 145,344
 United Technologies                                        17,300                 887,144
                                                                                 1,544,208
AGRICULTURAL OPERATIONS (1.39%)
 Archer Daniels Midland                                     53,100               1,294,047
 Monsanto                                                   22,000               1,386,220
                                                                                 2,680,267
APPAREL MANUFACTURERS (0.66%)
 Coach /1/                                                  39,700               1,277,546
APPLICATIONS SOFTWARE (2.66%)
 Intuit /1/                                                  4,800                 220,464
 Microsoft                                                 190,542               4,896,929
                                                                                 5,117,393
AUTO-CARS & LIGHT TRUCKS (0.42%)
 Ford Motor                                                 96,000                 798,720
BATTERIES & BATTERY SYSTEMS (0.48%)
 Energizer Holdings /1/                                     18,400                 929,016
BEVERAGES-NON-ALCOHOLIC (1.34%)
 Coca-Cola                                                  25,200               1,078,056
 PepsiCo                                                    25,362               1,498,387
                                                                                 2,576,443
BROADCASTING SERVICES & PROGRAMMING (0.28%)
 Liberty Media /1/                                          68,200                 543,554
CABLE TV (1.27%)
 Comcast-Class A /1/                                        38,000               1,057,540
 Comcast-Special Class A /1/                                50,700               1,389,687
                                                                                 2,447,227
CASINO HOTELS (0.36%)
 MGM Mirage /1/                                             18,400                 687,608
CELLULAR TELECOMMUNICATIONS (0.06%)
 U.S. Cellular /1/                                           2,400                 122,400
CHEMICALS-SPECIALTY (0.16%)
 Ashland                                                     5,800                 310,358
COMMERCIAL BANKS (0.60%)
 Bank of Hawaii                                              6,300                 323,694
 North Fork Bancorp                                          6,000                 152,040
 UnionBanCal                                                 9,900                 677,952
                                                                                 1,153,686
COMMERCIAL SERVICE-FINANCE (0.68%)
 Moody's                                                    24,700               1,315,522
COMPUTER AIDED DESIGN (0.65%)
 Autodesk                                                   27,800               1,254,614
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (0.70%)
                                                                              $
 Computer Sciences /1/                                      26,300               1,347,875
COMPUTERS (2.22%)
 Dell /1/                                                   42,200               1,345,336
 Hewlett-Packard                                            76,800               2,153,472
 International Business Machines                             6,600                 540,408
 Research In Motion /1/                                      3,600                 221,364
                                                                                 4,260,580
COMPUTERS-MEMORY DEVICES (0.46%)
 EMC /1/                                                    32,400                 452,304
 Seagate Technology /1/                                     15,700                 227,493
 Western Digital /1/                                        17,400                 210,540
                                                                                   890,337
COSMETICS & TOILETRIES (2.73%)
 Colgate-Palmolive                                           7,700                 407,792
 Procter & Gamble                                           86,344               4,834,400
                                                                                 5,242,192
CRUISE LINES (0.07%)
 Carnival                                                    2,800                 139,076
DATA PROCESSING & MANAGEMENT (0.43%)
 Automatic Data Processing                                   5,900                 275,294
 First Data                                                 13,700                 554,165
                                                                                   829,459
DIVERSIFIED MANUFACTURING OPERATIONS (4.36%)
 General Electric                                          199,463               6,763,790
 Ingersoll-Rand                                             10,400                 393,016
 ITT Industries                                              6,000                 609,600
 Teleflex                                                    6,200                 410,378
 Tyco International                                          7,600                 200,564
                                                                                 8,377,348
ELECTRIC PRODUCTS-MISCELLANEOUS (0.68%)
 Emerson Electric                                           18,700               1,300,585
ELECTRIC-INTEGRATED (3.73%)
 American Electric Power                                    17,500                 664,300
 Edison International                                       26,800               1,172,768
 Exelon                                                     22,400               1,165,472
 PG&E                                                       58,900               2,142,782
 Sierra Pacific Resources /1/                               17,100                 221,445
 Southern                                                   11,400                 398,886
 TXU                                                        12,600               1,269,450
 Wisconsin Energy                                            3,700                 139,971
                                                                                 7,175,074
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.38%)
 Freescale Semiconductor-A /1/                              20,500                 485,645
 Freescale Semiconductor-B /1/                              30,295                 723,445
 Intel                                                     146,521               3,443,243
 Texas Instruments                                          64,800               1,850,040
                                                                                 6,502,373
ELECTRONIC DESIGN AUTOMATION (0.16%)
 Cadence Design Systems /1/                                 19,500                 311,610
ELECTRONIC MEASUREMENT INSTRUMENTS (0.45%)
 Agilent Technologies /1/                                   26,900                 861,069
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENTERPRISE SOFTWARE & SERVICE (0.06%)
 BMC Software /1/                                            6,200            $    121,458
FIDUCIARY BANKS (0.55%)
 State Street                                               19,100               1,054,893
FINANCE-AUTO LOANS (0.53%)
 AmeriCredit /1/ /2/                                        45,200               1,010,220
FINANCE-INVESTMENT BANKER & BROKER (4.87%)
 Ameritrade Holding /1/                                      7,900                 166,137
 Bear Stearns                                                3,400                 359,720
 Citigroup                                                  65,582               3,002,344
 JP Morgan Chase                                            76,780               2,811,684
 Merrill Lynch                                              46,614               3,017,790
                                                                                 9,357,675
FINANCIAL GUARANTEE INSURANCE (0.64%)
 MBIA /2/                                                   21,000               1,223,040
FOOD-CONFECTIONERY (0.27%)
 Hershey                                                     9,100                 517,153
FOOD-MEAT PRODUCTS (0.50%)
 Tyson Foods                                                54,500                 970,100
FOOD-RETAIL (0.33%)
 Kroger /1/                                                 32,100                 638,790
FOOD-WHOLESALE & DISTRIBUTION (0.23%)
 SUPERVALU                                                  14,100                 443,163
GOLD MINING (0.30%)
 Newmont Mining                                             13,600                 579,360
HEALTH CARE COST CONTAINMENT (0.21%)
 McKesson                                                    8,800                 399,784
HOSPITAL BEDS & EQUIPMENT (0.05%)
 Kinetic Concepts /1/ /2/                                    2,400                  86,160
HOTELS & MOTELS (0.31%)
 Choice Hotels International                                 5,800                 191,922
 Starwood Hotels & Resorts Worldwide                         7,000                 409,010
                                                                                   600,932
INDUSTRIAL AUTOMATION & ROBOTS (0.08%)
 Rockwell Automation                                         2,700                 143,505
INSTRUMENTS-SCIENTIFIC (0.20%)
 Fisher Scientific International /1/                         6,800                 384,200
INTERNET SECURITY (0.27%)
 McAfee /1/                                                  4,500                 135,135
 Symantec /1/                                               15,800                 376,830
                                                                                   511,965
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.26%)
 Franklin Resources                                          3,500                 309,295
 Nuveen Investments                                          4,600                 186,162
                                                                                   495,457
LIFE & HEALTH INSURANCE (1.07%)
 Cigna                                                       2,300                 266,501
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
LIFE & HEALTH INSURANCE (CONTINUED)
                                                                              $
 Prudential Financial                                       23,100               1,681,449
 UnumProvident                                               5,200                 105,508
                                                                                 2,053,458
MACHINERY-CONSTRUCTION & MINING (0.23%)
 Caterpillar                                                 8,440                 443,860
MEDICAL INSTRUMENTS (1.91%)
 Guidant                                                     4,400                 277,200
 Medtronic                                                  35,900               2,034,094
 St. Jude Medical /1/                                       28,300               1,360,381
                                                                                 3,671,675
MEDICAL PRODUCTS (2.44%)
 Baxter International                                       31,900               1,219,537
 Johnson & Johnson                                          55,400               3,469,148
                                                                                 4,688,685
MEDICAL-BIOMEDICAL/GENE (2.95%)
 Amgen /1/                                                  50,072               3,793,455
 Genentech /1/                                               6,300                 570,780
 Genzyme /1/                                                18,100               1,308,630
                                                                                 5,672,865
MEDICAL-DRUGS (5.00%)
 Abbott Laboratories                                        33,504               1,442,347
 Allergan /2/                                               14,000               1,250,200
 Eisai                                                      11,800                 466,690
 Eli Lilly                                                  18,682                 930,177
 Kos Pharmaceuticals /1/                                       600                  36,000
 Merck                                                      13,000                 366,860
 Pfizer                                                    155,595               3,382,635
 Sanofi-Aventis                                             13,000                 521,560
 Schering-Plough                                            42,900                 872,586
 Wyeth                                                       7,600                 338,656
                                                                                 9,607,711
MEDICAL-GENERIC DRUGS (0.07%)
 Watson Pharmaceutical /1/                                   4,000                 138,240
MEDICAL-HMO (1.21%)
 Aetna                                                       5,300                 469,368
 Health Net /1/                                              6,400                 299,776
 Humana /1/                                                  8,600                 381,754
 WellPoint /1/                                              15,800               1,179,944
                                                                                 2,330,842
MEDICAL-HOSPITALS (0.07%)
 HCA                                                         2,800                 134,932
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.62%)
 AmerisourceBergen                                          15,700               1,197,439
METAL-DIVERSIFIED (0.37%)
 Rio Tinto                                                   4,700                 717,314
MISCELLANEOUS INVESTING (0.46%)
 Equity Office Properties Trust                             20,300                 625,240
 ProLogis                                                    5,800                 249,400
                                                                                   874,640
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MONEY CENTER BANKS (2.70%)
                                                                              $
 Bank of America                                           118,792               5,195,962
MULTI-LINE INSURANCE (3.47%)
 ACE                                                        11,500                 599,150
 American International Group                               27,586               1,787,573
 Genworth Financial                                         34,800               1,102,812
 Loews                                                      13,900               1,292,422
 MetLife                                                    38,300               1,892,403
                                                                                 6,674,360
MULTIMEDIA (3.67%)
 McGraw-Hill                                                 2,500                 122,350
 Time Warner /1/                                           215,994               3,851,173
 Viacom                                                     87,315               2,704,146
 Walt Disney                                                15,400                 375,298
                                                                                 7,052,967
NETWORKING PRODUCTS (0.70%)
 Cisco Systems /1/                                          77,040               1,344,348
NON-HAZARDOUS WASTE DISPOSAL (0.26%)
 Republic Services                                          14,100                 498,435
OIL & GAS DRILLING (0.26%)
 Helmerich & Payne                                           6,000                 332,400
 Transocean /1/                                              2,800                 160,972
                                                                                   493,372
OIL COMPANY-EXPLORATION & PRODUCTION (2.41%)
 Anadarko Petroleum                                         15,400               1,396,934
 Apache                                                      6,700                 427,661
 Burlington Resources                                       19,200               1,386,624
 Devon Energy                                               16,300                 984,194
 Noble Energy                                               11,100                 444,555
                                                                                 4,639,968
OIL COMPANY-INTEGRATED (5.35%)
 ChevronTexaco                                              22,500               1,284,075
 ConocoPhillips                                             55,600               3,635,128
 Exxon Mobil                                                83,949               4,712,897
 Occidental Petroleum                                        8,400                 662,592
                                                                                10,294,692
OIL FIELD MACHINERY & EQUIPMENT (0.14%)
 National Oilwell Varco /1/                                  4,400                 274,868
OIL REFINING & MARKETING (0.63%)
 Sunoco                                                     16,300               1,214,350
OIL-FIELD SERVICES (0.77%)
 Halliburton                                                19,600               1,158,360
 Schlumberger                                                3,600                 326,772
                                                                                 1,485,132
PHARMACY SERVICES (0.25%)
 Caremark Rx /1/                                             9,300                 487,320
PHOTOGRAPHIC EQUIPMENT & SUPPLIES (0.11%)
 Eastman Kodak                                               9,700                 212,430
POULTRY (0.06%)
 Pilgrim's Pride                                             3,400                 107,032
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (1.21%)
                                                                              $
 Chubb                                                       5,700                 529,929
 St. Paul Travelers                                         39,171               1,763,870
                                                                                 2,293,799
PUBLISHING-NEWSPAPERS (0.18%)
 Tribune                                                    10,700                 337,157
RECREATIONAL VEHICLES (0.08%)
 Polaris Industries                                          3,300                 148,797
REGIONAL BANKS (2.99%)
 PNC Financial Services Group                               10,100                 613,171
 U.S. Bancorp                                               45,800               1,354,764
 Wachovia                                                   41,200               2,081,424
 Wells Fargo                                                28,300               1,703,660
                                                                                 5,753,019
RETAIL-APPAREL & SHOE (0.31%)
 Nordstrom                                                   3,600                 124,740
 Payless ShoeSource /1/                                     26,000                 477,620
                                                                                   602,360
RETAIL-AUTOMOBILE (0.55%)
 AutoNation /1/                                             52,900               1,051,652
RETAIL-BUILDING PRODUCTS (0.36%)
 Lowe's                                                     11,500                 698,855
RETAIL-CONSUMER ELECTRONICS (0.56%)
 Circuit City Stores                                        60,124               1,069,606
RETAIL-DISCOUNT (0.97%)
 Target                                                     10,500                 584,745
 Wal-Mart Stores                                            27,000               1,277,370
                                                                                 1,862,115
RETAIL-DRUG STORE (0.05%)
 Walgreen                                                    2,200                  99,946
RETAIL-REGIONAL DEPARTMENT STORE (0.53%)
 Dillard's /2/                                              11,600                 240,236
 Kohl's /1/                                                 16,300                 784,519
                                                                                 1,024,755
RETAIL-RESTAURANTS (0.19%)
 Darden Restaurants                                         11,400                 369,588
SAVINGS & LOANS-THRIFTS (1.31%)
 Golden West Financial                                      14,900                 875,077
 Washington Mutual                                          41,300               1,635,480
                                                                                 2,510,557
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.14%)
 Analog Devices                                              7,700                 267,806
STEEL PRODUCERS (0.64%)
 Nucor                                                      20,700               1,238,895
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.45%)
 Corning /1/                                                42,700                 857,843
TELECOMMUNICATION SERVICES (0.25%)
 Amdocs /1/                                                  9,500                 251,465
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION SERVICES (CONTINUED)
                                                                              $
 Telewest Global /1/ /2/                                    10,400                 237,224
                                                                                   488,689
TELEPHONE-INTEGRATED (2.06%)
 CenturyTel                                                 31,500               1,030,995
 SBC Communications                                         18,400                 438,840
 Sprint Nextel                                              76,551               1,784,404
 Telephone & Data Systems                                    3,100                 117,242
 Telephone & Data Systems                                    3,100                 112,065
 Verizon Communications                                     14,900                 469,499
                                                                                 3,953,045
TOBACCO (2.81%)
 Altria Group                                               58,600               4,397,930
 Reynolds American                                          11,900               1,011,500
                                                                                 5,409,430
TOOLS-HAND HELD (0.13%)
 Black & Decker                                              3,100                 254,603
TRANSPORT-EQUIPMENT & LEASING (0.06%)
 Gatx                                                        3,100                 115,847
TRANSPORT-RAIL (0.81%)
 CSX                                                         7,700                 352,737
 Norfolk Southern                                           29,900               1,201,980
                                                                                 1,554,717
TRANSPORT-TRUCK (0.07%)
 J.B. Hunt Transport Services                                7,200                 139,752
WEB PORTALS (1.72%)
 Google /1/                                                  4,300               1,600,202
 Yahoo /1/                                                  46,300               1,711,711
                                                                                 3,311,913
WIRELESS EQUIPMENT (1.19%)
 Motorola                                                   80,200               1,777,232
 Qualcomm                                                   12,700                 504,952
                                                                                 2,282,184
                                              TOTAL COMMON STOCKS              192,723,460

                                              Maturity

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.59%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $3,115,081; 02/15/26 -
  02/15/27) /3/                                         $3,054,335            $  3,054,000
                                      TOTAL REPURCHASE AGREEMENTS                3,054,000
                                                                              ------------

                            TOTAL PORTFOLIO INVESTMENTS (101.82%)              195,777,460
OTHER ASSETS AND LIABILITIES, NET (-1.82%)                                      (3,503,205)
                                       TOTAL NET ASSETS (100.00%)             $192,274,255
                                                                              ---------------





                            SCHEDULE OF INVESTMENTS
                         PARTNERS LARGECAP BLEND FUND I
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS LARGECAP BLEND FUND I
                                OCTOBER 31, 2005


    Contract                    Opening       Current      Unrealized
      Type        Commitment  Market Value  Market Value   Gain(Loss)
----------------------------------------------------------------------
FUTURES CONTRACTS
11 S&P 500 eMini    Buy         $666,310      $665,390       $(920)
December 2005
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 25,931,999
Unrealized Depreciation                       (15,182,330)
                                             ------------
Net Unrealized Appreciation (Depreciation)     10,749,669
Cost for federal income tax purposes         $185,027,791


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                      $ 48,315,745                     24.60%
 Financial                           42,704,766                     21.74
 Communications                      23,253,291                     11.83
 Industrial                          21,745,213                     11.07
 Technology                          20,903,506                     10.64
 Energy                              18,402,382                      9.37
 Consumer, Cyclical                  10,431,556                      5.31
 Utilities                            7,175,074                      3.65
 Basic Materials                      2,845,927                      1.45
 Futures Contracts                      665,390                      0.34
                TOTAL              $196,442,850                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS LARGECAP GROWTH FUND I
                                OCTOBER 31, 2005

                                              Shares

                                              Held                                 Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (98.68%)
ADVERTISING SALES (0.88%)
                                                                               $
 Lamar Advertising /1/ /2/                                  188,300               8,401,946
AGRICULTURAL OPERATIONS (1.16%)
 Monsanto                                                   176,000              11,089,760
AIRLINES (1.39%)
 Southwest Airlines /2/                                     830,800              13,301,108
APPLICATIONS SOFTWARE (5.07%)
 Microsoft                                                1,507,200              38,735,040
 Red Hat /1/ /2/                                            419,300               9,736,146
                                                                                 48,471,186
AUDIO & VIDEO PRODUCTS (0.84%)
 Harman International Industries                             80,100               7,998,786
CABLE TV (2.46%)
 Rogers Communications                                      594,800              23,512,444
CASINO HOTELS (1.03%)
 Wynn Resorts /1/ /2/                                       211,700               9,882,156
CASINO SERVICES (1.52%)
 International Game Technology                              546,600              14,479,434
CELLULAR TELECOMMUNICATIONS (2.20%)
 Nextel Partners /1/ /2/                                    836,400              21,035,460
COMPUTERS (2.76%)
 Dell /1/                                                   828,100              26,399,828
COMPUTERS-MEMORY DEVICES (1.69%)
 EMC /1/                                                  1,159,600              16,188,016
CONSULTING SERVICES (1.80%)
 Accenture /1/                                              651,800              17,148,858
CRUISE LINES (1.59%)
 Carnival                                                   305,800              15,189,086
DATA PROCESSING & MANAGEMENT (2.12%)
 Automatic Data Processing                                  283,300              13,218,778
 NAVTEQ /1/                                                 178,700               6,990,744
                                                                                 20,209,522
DIVERSIFIED MANUFACTURING OPERATIONS (6.50%)
 Danaher                                                    436,100              22,720,810
 General Electric                                         1,161,800              39,396,638
                                                                                 62,117,448
E-COMMERCE-PRODUCTS (0.70%)
 Amazon.com /1/ /2/                                         168,100               6,703,828
E-COMMERCE-SERVICES (0.33%)
 eBay /1/                                                    80,700               3,195,720
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.56%)
 Intel                                                      963,200              22,635,200
 Xilinx                                                     872,200              20,889,190
                                                                                 43,524,390
ELECTRONIC MEASUREMENT INSTRUMENTS (0.64%)
 Garmin /2/                                                 106,000               6,087,580
                                              Shares

                                              Held                                 Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ENTERPRISE SOFTWARE & SERVICE (1.71%)
                                                                               $
 Oracle /1/                                               1,289,500              16,350,860
ENTERTAINMENT SOFTWARE (0.51%)
 Electronic Arts /1/ /2/                                     85,700               4,874,616
FIDUCIARY BANKS (2.53%)
 State Street                                               438,400              24,212,832
FINANCE-CONSUMER LOANS (2.06%)
 SLM                                                        353,700              19,640,961
FINANCE-INVESTMENT BANKER & BROKER (5.48%)
 Ameritrade Holding                                         801,700              16,859,751
 Charles Schwab                                             573,400               8,715,680
 Citigroup                                                  393,600              18,019,008
 Legg Mason                                                  81,900               8,788,689
                                                                                 52,383,128
FOOD-WHOLESALE & DISTRIBUTION (1.71%)
 Sysco                                                      512,600              16,357,066
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.46%)
 Franklin Resources                                         157,700              13,935,949
MEDICAL INSTRUMENTS (3.42%)
 Medtronic                                                  379,400              21,496,804
 St. Jude Medical /1/                                       231,500              11,128,205
                                                                                 32,625,009
MEDICAL-BIOMEDICAL/GENE (3.82%)
 Amgen /1/                                                  270,800              20,515,808
 Genentech /1/                                              176,400              15,981,840
                                                                                 36,497,648
MEDICAL-DRUGS (0.85%)
 Sepracor /1/ /2/                                           145,200               8,167,500
MEDICAL-HMO (5.44%)
 UnitedHealth Group                                         574,400              33,252,016
 WellPoint /1/                                              251,300              18,767,084
                                                                                 52,019,100
MULTIMEDIA (1.01%)
 E.W. Scripps                                               210,200               9,627,160
NETWORKING PRODUCTS (2.17%)
 Juniper Networks /1/                                       888,000              20,717,040
OIL & GAS DRILLING (0.84%)
 Transocean /1/                                             139,600               8,025,604
OIL-FIELD SERVICES (0.90%)
 Schlumberger                                                94,600               8,586,842
PHARMACY SERVICES (0.90%)
 Caremark Rx /1/                                            164,100               8,598,840
RETAIL-DISCOUNT (4.26%)
 Target                                                     184,600              10,280,374
 Wal-Mart Stores                                            642,200              30,382,482
                                                                                 40,662,856
                                              Shares

                                              Held                                 Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-DRUG STORE (1.45%)
                                                                               $
 Walgreen                                                   304,500              13,833,435
RETAIL-PET FOOD & SUPPLIES (0.83%)
 PETsMART                                                   338,800               7,961,800
RETAIL-REGIONAL DEPARTMENT STORE (1.80%)
 Kohl's /1/                                                 357,800              17,220,914
RETAIL-RESTAURANTS (0.26%)
 Starbucks /1/                                               87,400               2,471,672
SCHOOLS (2.11%)
 Apollo Group /1/                                           320,200              20,179,004
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (5.31%)
 Analog Devices                                             706,200              24,561,636
 Marvell Technology Group /1/                               235,300              10,920,273
 Maxim Integrated Products                                  439,400              15,238,392
                                                                                 50,720,301
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (1.65%)
 Corning /1/                                                782,300              15,716,407
THERAPEUTICS (1.56%)
 Gilead Sciences /1/                                        314,700              14,869,575
WEB PORTALS (4.34%)
 Google /1/                                                  56,500              21,025,910
 Yahoo /1/                                                  551,500              20,388,955
                                                                                 41,414,865
WIRELESS EQUIPMENT (1.06%)
 American Tower /1/ /2/                                     425,700              10,152,945
                                               TOTAL COMMON STOCKS              942,760,485



                                              Maturity

                                              Amount                               Value

---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (4.86%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $47,346,370; 02/15/26 -
  02/15/27) /3/                                         $46,423,093            $ 46,418,000
                                       TOTAL REPURCHASE AGREEMENTS               46,418,000
                                                                               ------------

                             TOTAL PORTFOLIO INVESTMENTS (103.54%)              989,178,485
OTHER ASSETS AND LIABILITIES, NET (-3.54%)                                      (33,787,931)
                                        TOTAL NET ASSETS (100.00%)             $955,390,554
                                                                               ---------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS LARGECAP GROWTH FUND I
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $124,759,212
Unrealized Depreciation                       (35,439,045)
                                             ------------
Net Unrealized Appreciation (Depreciation)     89,320,167
Cost for federal income tax purposes         $899,858,318


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Technology                        $226,738,719                     22.92%
 Consumer,
 Non-cyclical                       217,552,360                     21.99
 Communications                     160,477,815                     16.22
 Financial                          156,590,870                     15.83
 Consumer, Cyclical                 143,001,247                     14.46
 Industrial                          68,205,028                      6.90
 Energy                              16,612,446                      1.68
                TOTAL              $989,178,485                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS LARGECAP GROWTH FUND II
                                OCTOBER 31, 2005

                                            Shares

                                            Held                               Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (97.54%)
ADVERTISING SERVICES (0.90%)
                                                                            $
 Getty Images /1/ /2/                                     85,176               7,070,460
AEROSPACE & DEFENSE (1.31%)
 Rockwell Collins                                        223,700              10,249,934
AEROSPACE & DEFENSE EQUIPMENT (1.84%)
 United Technologies                                     281,300              14,425,064
AGRICULTURAL OPERATIONS (1.91%)
 Delta & Pine Land                                        97,110               2,422,895
 Monsanto                                                199,326              12,559,531
                                                                              14,982,426
APPAREL MANUFACTURERS (0.70%)
 Polo Ralph Lauren                                       111,900               5,505,480
APPLICATIONS SOFTWARE (5.02%)
 Citrix Systems /1/                                       37,700               1,039,389
 Microsoft                                             1,491,522              38,332,115
                                                                              39,371,504
BEVERAGES-NON-ALCOHOLIC (3.33%)
 PepsiCo                                                 442,600              26,148,808
COMMERCIAL BANKS (0.77%)
 Synovus Financial                                       220,100               6,046,147
COMMERCIAL SERVICE-FINANCE (1.66%)
 Paychex                                                 335,200              12,992,352
COMMERCIAL SERVICES (1.33%)
 Weight Watchers International /1/                       199,000              10,461,430
COMPUTER SERVICES (0.69%)
 Electronic Data Systems                                 232,800               5,426,568
COMPUTERS (2.08%)
 Apple Computer /1/                                      106,000               6,104,540
 Hewlett-Packard                                         363,000              10,178,520
                                                                              16,283,060
COMPUTERS-MEMORY DEVICES (1.69%)
 EMC /1/                                                 948,100              13,235,476
COSMETICS & TOILETRIES (4.84%)
 Procter & Gamble                                        677,789              37,949,406
CRUISE LINES (0.53%)
 Carnival                                                 83,900               4,167,313
DIVERSIFIED MANUFACTURING OPERATIONS (6.07%)
 General Electric                                      1,042,700              35,357,957
 Textron                                                 170,502              12,282,964
                                                                              47,640,921
E-COMMERCE-SERVICES (0.30%)
 Monster Worldwide /1/                                    72,200               2,368,882
ELECTRIC PRODUCTS-MISCELLANEOUS (0.69%)
 Emerson Electric                                         77,900               5,417,945
ELECTRONIC COMPONENTS-SEMICONDUCTOR (5.36%)
 Broadcom /1/                                            229,900               9,761,554
 Freescale Semiconductor /1/                             351,700               8,398,596
 Intel                                                   169,700               3,987,950
                                            Shares

                                            Held                               Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                            $
 National Semiconductor                                  369,700               8,366,311
 Texas Instruments                                       405,500              11,577,025
                                                                              42,091,436
ELECTRONIC MEASUREMENT INSTRUMENTS (1.21%)
 Agilent Technologies /1/                                295,800               9,468,558
ENTERPRISE SOFTWARE & SERVICE (0.49%)
 BMC Software /1/                                        197,900               3,876,861
ENTERTAINMENT SOFTWARE (0.73%)
 Electronic Arts /1/                                     100,600               5,722,128
FIDUCIARY BANKS (1.12%)
 Northern Trust                                          164,035               8,792,276
FINANCE-CREDIT CARD (1.90%)
 American Express                                        300,200              14,940,954
FOOD-MISCELLANEOUS/DIVERSIFIED (1.67%)
 Kellogg                                                 296,500              13,096,405
INTERNET SECURITY (1.14%)
 McAfee /1/                                              299,100               8,981,973
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.24%)
 Franklin Resources                                      110,100               9,729,537
MEDICAL INSTRUMENTS (4.04%)
 Edwards Lifesciences /1/                                171,826               7,110,160
 Medtronic                                               223,930              12,687,874
 St. Jude Medical /1/                                    247,600              11,902,132
                                                                              31,700,166
MEDICAL LABORATORY & TESTING SERVICE (1.02%)
 Covance /1/                                             164,524               8,004,093
MEDICAL PRODUCTS (3.30%)
 Becton Dickinson                                        217,306              11,028,279
 Johnson & Johnson                                       236,800              14,828,416
                                                                              25,856,695
MEDICAL-BIOMEDICAL/GENE (4.62%)
 Amgen /1/                                               280,492              21,250,074
 Genentech /1/                                            35,000               3,171,000
 Genzyme /1/                                             163,300              11,806,590
                                                                              36,227,664
MEDICAL-DRUGS (2.68%)
 Novartis                                                170,100               9,154,782
 Novo Nordisk                                             82,100               4,233,076
 Roche Holding                                           101,700               7,622,415
                                                                              21,010,273
MEDICAL-GENERIC DRUGS (0.55%)
 Barr Pharmaceuticals /1/                                 74,800               4,297,260
MEDICAL-HMO (1.16%)
 WellPoint /1/                                           122,400               9,140,832
MULTIMEDIA (1.13%)
 News                                                    624,500               8,899,125
OIL COMPANY-EXPLORATION & PRODUCTION (4.22%)
 Anadarko Petroleum                                      169,500              15,375,345
                                            Shares

                                            Held                               Value

-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
                                                                            $
 Apache                                                  277,500              17,712,825
                                                                              33,088,170
OIL-FIELD SERVICES (1.63%)
 Schlumberger                                            140,500              12,753,185
PHARMACY SERVICES (2.25%)
 Caremark Rx /1/                                          91,900               4,815,560
 Express Scripts /1/                                     170,000              12,819,700
                                                                              17,635,260
PUBLICLY TRADED INVESTMENT FUND (0.18%)
 iShares Russell 1000 Growth Index Fund
  /2/                                                     28,300               1,390,945
RETAIL-APPAREL & SHOE (1.76%)
 AnnTaylor Stores /1/                                    220,700               5,356,389
 Chico's FAS /1/                                         214,300               8,473,422
                                                                              13,829,811
RETAIL-BEDDING (0.99%)
 Bed Bath & Beyond /1/                                   191,200               7,747,424
RETAIL-CONSUMER ELECTRONICS (1.31%)
 Best Buy                                                233,000              10,312,580
RETAIL-DISCOUNT (2.01%)
 Target                                                  282,500              15,732,425
RETAIL-DRUG STORE (1.11%)
 CVS                                                     357,300               8,721,693
RETAIL-MAIL ORDER (0.63%)
 Williams-Sonoma /1/                                     126,100               4,931,771
RETAIL-REGIONAL DEPARTMENT STORE (0.83%)
 Kohl's /1/                                              134,900               6,492,737
SEMICONDUCTOR EQUIPMENT (0.63%)
 Lam Research /1/                                        146,600               4,946,284
TELECOMMUNICATION EQUIPMENT (0.59%)
 Scientific-Atlanta                                      129,800               4,600,112
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.99%)
 Corning /1/                                             388,200               7,798,938
TRANSPORT-SERVICES (1.98%)
 United Parcel Service                                   213,200              15,550,808
WEB PORTALS (4.80%)
 Google /1/                                               56,500              21,025,910
 Yahoo /1/                                               450,984              16,672,878
                                                                              37,698,788
WIRELESS EQUIPMENT (2.61%)
 Crown Castle International /1/                          356,800               8,748,736
 Qualcomm                                                294,100              11,693,416
                                                                              20,442,152
                                            TOTAL COMMON STOCKS              765,252,495

                                            Maturity

                                            Amount                             Value

-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.04%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by
  U.S. Treasury Strips; $331,500; 02/15/26                                  $
  - 02/15/27) /3/                                     $  325,036                 325,000
                                    TOTAL REPURCHASE AGREEMENTS                  325,000
                                                                            ------------

                           TOTAL PORTFOLIO INVESTMENTS (97.58%)              765,577,495
OTHER ASSETS AND LIABILITIES, NET (2.42%)                                     19,012,058
                                     TOTAL NET ASSETS (100.00%)             $784,589,553
                                                                            --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS LARGECAP GROWTH FUND II
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 54,092,893
Unrealized Depreciation                       (11,432,183)
                                             ------------
Net Unrealized Appreciation (Depreciation)     42,660,710
Cost for federal income tax purposes         $722,916,785


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                      $269,503,069                     35.20%
 Technology                         130,953,318                     17.11
 Industrial                         102,753,230                     13.42
 Communications                      97,860,430                     12.78
 Consumer, Cyclical                  77,441,234                     10.12
 Energy                              45,841,355                      5.99
 Financial                           39,833,914                      5.20
 Funds                                1,390,945                      0.18
                TOTAL              $765,577,495                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS LARGECAP VALUE FUND
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (97.49%)
ADVERTISING AGENCIES (0.46%)
                                                                                $
 Interpublic Group /1/ /2/                                   778,800                 8,045,004
AEROSPACE & DEFENSE (0.99%)
 Boeing                                                      160,200                10,355,328
 Northrop Grumman                                            126,900                 6,808,185
                                                                                    17,163,513
AEROSPACE & DEFENSE EQUIPMENT (0.96%)
 Goodrich                                                    228,475                 8,241,093
 Lockheed Martin                                             138,200                 8,369,392
                                                                                    16,610,485
AGRICULTURAL OPERATIONS (0.43%)
 Archer Daniels Midland                                        7,800                   190,086
 Bunge                                                       140,300                 7,287,182
                                                                                     7,477,268
APPAREL MANUFACTURERS (0.73%)
 Jones Apparel Group                                         261,050                 7,121,444
 VF                                                          104,700                 5,470,575
                                                                                    12,592,019
APPLICATIONS SOFTWARE (0.49%)
 Microsoft                                                   330,700                 8,498,990
AUTO-CARS & LIGHT TRUCKS (0.22%)
 Toyota Motor /2/                                             41,500                 3,851,615
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.23%)
 American Axle & Manufacturing
  Holdings /2/                                               104,600                 2,280,280
 Autoliv                                                     128,100                 5,503,176
 BorgWarner                                                  105,200                 6,100,548
 Dana                                                        210,900                 1,583,859
 Lear /2/                                                     62,600                 1,906,796
 Magna International /2/                                      56,800                 3,960,096
                                                                                    21,334,755
BEVERAGES-NON-ALCOHOLIC (1.48%)
 Coca-Cola                                                   424,100                18,142,998
 PepsiCo                                                     128,400                 7,585,872
                                                                                    25,728,870
BREWERY (0.10%)
 Molson Coors Brewing                                         28,000                 1,727,600
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.71%)
 Masco                                                       116,400                 3,317,400
 Vulcan Materials                                            138,700                 9,015,500
                                                                                    12,332,900
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.42%)
 Martin Marietta Materials                                    92,300                 7,283,393
CABLE TV (0.87%)
 Comcast /1/ /2/                                             544,000                15,139,520
CHEMICALS-DIVERSIFIED (0.95%)
 E. I. Du Pont de Nemours                                    231,200                 9,638,728
 PPG Industries                                              113,600                 6,812,592
                                                                                    16,451,320
                                                Shares

                                                Held                                Value

-----------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (0.38%)
 Lubrizol                                                    157,000            $    6,529,630
COMMERCIAL BANKS (0.34%)
 BB&T                                                        139,700                 5,914,898
COMPUTER SERVICES (0.73%)
 Electronic Data Systems                                     540,700                12,603,717
COMPUTERS (2.13%)
 Hewlett-Packard                                           1,157,454                32,455,010
 International Business Machines                              55,500                 4,544,340
                                                                                    36,999,350
CONSUMER PRODUCTS-MISCELLANEOUS (0.86%)
 Clorox                                                      187,700                10,158,324
 Kimberly-Clark                                               83,500                 4,746,140
                                                                                    14,904,464
CONTAINERS-METAL & GLASS (0.35%)
 Crown Holdings /1/                                           29,600                   480,112
 Owens-Illinois /1/                                          292,000                 5,559,680
                                                                                     6,039,792
DISTRIBUTION-WHOLESALE (0.15%)
 Ingram Micro /1/                                             52,650                   952,965
 Tech Data /1/                                                48,300                 1,673,112
                                                                                     2,626,077
DIVERSIFIED MANUFACTURING OPERATIONS (3.84%)
 Cooper Industries                                            70,400                 4,990,656
 Crane /2/                                                   134,900                 4,176,504
 Eaton                                                       138,250                 8,133,248
 General Electric                                            907,800                30,783,498
 Honeywell International                                      45,100                 1,542,420
 Ingersoll-Rand                                                3,200                   120,928
 SPX                                                         142,700                 6,138,954
 Textron                                                     148,900                10,726,756
                                                                                    66,612,964
ELECTRIC-INTEGRATED (2.60%)
 American Electric Power                                     297,975                11,311,131
 Constellation Energy Group                                   95,300                 5,222,440
 Edison International                                         61,000                 2,669,360
 Entergy                                                     133,300                 9,426,976
 FirstEnergy                                                 229,800                10,915,500
 Northeast Utilities                                         142,500                 2,592,075
 Xcel Energy /2/                                             155,700                 2,853,981
                                                                                    44,991,463
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.15%)
 Celestica /1/                                               426,400                 4,076,384
 Flextronics International /1/                               713,400                 6,627,486
 Sanmina-SCI /1/                                           1,195,500                 4,363,575
 Solectron /1/                                             1,360,200                 4,801,506
                                                                                    19,868,951
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.68%)
 Agere Systems /1/ /2/                                       410,400                 4,268,160
 Intel                                                       319,900                 7,517,650
                                                                                    11,785,810
ELECTRONIC PARTS DISTRIBUTION (0.48%)
 Arrow Electronics /1/                                       150,400                 4,438,304
                                                Shares

                                                Held                                Value

-----------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ELECTRONIC PARTS DISTRIBUTION (CONTINUED)
 Avnet /1/                                                   171,000            $    3,941,550
                                                                                     8,379,854
FIDUCIARY BANKS (0.61%)
 Mellon Financial                                            334,100                10,587,629
FINANCE-INVESTMENT BANKER & BROKER (10.81%)
 Citigroup                                                 1,650,400                75,555,312
 Goldman Sachs Group                                         172,000                21,735,640
 JP Morgan Chase                                             674,900                24,714,838
 Lehman Brothers Holdings                                    125,775                15,051,494
 Merrill Lynch                                               408,000                26,413,920
 Morgan Stanley                                              441,100                24,000,251
                                                                                   187,471,455
FINANCE-MORTGAGE LOAN/BANKER (2.71%)
 Countrywide Financial                                       303,700                 9,648,549
 Fannie Mae                                                  430,050                20,435,976
 Freddie Mac                                                 276,000                16,932,600
                                                                                    47,017,125
FINANCIAL GUARANTEE INSURANCE (0.79%)
 MBIA /2/                                                    120,400                 7,012,096
 MGIC Investment                                             112,500                 6,664,500
                                                                                    13,676,596
FOOD-MISCELLANEOUS/DIVERSIFIED (1.71%)
 General Mills                                               239,950                11,579,987
 Kellogg                                                       2,900                   128,093
 Kraft Foods                                                  86,500                 2,447,950
 Sara Lee                                                    402,600                 7,186,410
 Unilever                                                    118,300                 8,317,673
                                                                                    29,660,113
FOOD-RETAIL (1.31%)
 Kroger /1/                                                  582,100                11,583,790
 Safeway                                                     481,500                11,199,690
                                                                                    22,783,480
FOOD-WHOLESALE & DISTRIBUTION (0.37%)
 SUPERVALU                                                   205,600                 6,462,008
GAS-DISTRIBUTION (0.20%)
 Sempra Energy                                                76,600                 3,393,380
HOME DECORATION PRODUCTS (0.54%)
 Newell Rubbermaid                                           408,700                 9,396,013
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.21%)
 Waddell & Reed Financial                                    193,600                 3,713,248
LIFE & HEALTH INSURANCE (0.56%)
 Prudential Financial                                        132,100                 9,615,559
 Torchmark                                                     3,200                   169,056
                                                                                     9,784,615
MEDICAL-DRUGS (4.30%)
 Bristol-Myers Squibb                                        118,200                 2,502,294
 Eli Lilly                                                   162,900                 8,110,791
 Merck                                                       714,275                20,156,841
                                                Shares

                                                Held                                Value

-----------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

MEDICAL-DRUGS (CONTINUED)
 Pfizer                                                    2,013,500            $   43,773,490
                                                                                    74,543,416
MEDICAL-HOSPITALS (0.32%)
 HCA                                                          56,800                 2,737,192
 Tenet Healthcare /1/                                        330,200                 2,780,284
                                                                                     5,517,476
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.02%)
 AmerisourceBergen                                             3,700                   282,199
MONEY CENTER BANKS (3.43%)
 Bank of America                                           1,358,366                59,414,929
MULTI-LINE INSURANCE (4.75%)
 ACE                                                          72,200                 3,761,620
 Allstate                                                    284,000                14,992,360
 American International Group                                273,300                17,709,840
 Genworth Financial                                          306,400                 9,709,816
 Hartford Financial Services Group                           194,100                15,479,475
 MetLife                                                     285,750                14,118,907
 XL Capital                                                  102,600                 6,572,556
                                                                                    82,344,574
MULTIMEDIA (2.24%)
 Time Warner /1/                                           1,279,000                22,804,570
 Viacom                                                      452,400                14,010,828
 Walt Disney                                                  83,900                 2,044,643
                                                                                    38,860,041
OIL & GAS DRILLING (1.85%)
 Diamond Offshore Drilling                                    75,700                 4,274,022
 ENSCO International                                           7,300                   332,807
 GlobalSantaFe                                               219,800                 9,792,090
 Noble                                                       147,400                 9,489,612
 Rowan                                                       250,400                 8,260,696
                                                                                    32,149,227
OIL COMPANY-INTEGRATED (12.11%)
 BP Amoco                                                    123,200                 8,180,480
 ChevronTexaco                                               544,584                31,079,409
 ConocoPhillips                                              506,822                33,136,022
 Exxon Mobil                                               1,677,500                94,174,850
 Marathon Oil                                                288,900                17,380,224
 Occidental Petroleum                                        214,200                16,896,096
 Total                                                        72,100                 9,086,042
                                                                                   209,933,123
PAPER & RELATED PRODUCTS (0.54%)
 Smurfit-Stone Container /1/                                 285,400                 3,013,824
 Temple-Inland                                               171,800                 6,327,394
                                                                                     9,341,218
PHARMACY SERVICES (0.81%)
 Medco Health Solutions /1/                                  247,900                14,006,350
POWER CONVERTER & SUPPLY EQUIPMENT (0.29%)
 Hubbell                                                     102,500                 4,936,400
PROPERTY & CASUALTY INSURANCE (1.67%)
 Chubb                                                       126,350                11,746,759
                                                Shares

                                                Held                                Value

-----------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (CONTINUED)
 St. Paul Travelers                                          383,891            $   17,286,612
                                                                                    29,033,371
REGIONAL BANKS (6.36%)
 Comerica                                                    173,700                10,036,386
 Huntington Bancshares                                       398,200                 9,262,132
 KeyCorp                                                     257,400                 8,298,576
 National City /2/                                           357,575                11,524,642
 PNC Financial Services Group                                 58,100                 3,527,251
 SunTrust Banks                                              176,500                12,792,720
 U.S. Bancorp                                                366,500                10,841,070
 Wachovia                                                    637,574                32,210,239
 Wells Fargo                                                 195,250                11,754,050
                                                                                   110,247,066
REINSURANCE (0.46%)
 PartnerRe                                                    29,200                 1,860,624
 RenaissanceRe Holdings /2/                                  161,900                 6,127,915
                                                                                     7,988,539
RETAIL-APPAREL & SHOE (0.78%)
 Limited Brands                                              415,500                 8,314,155
 Nordstrom                                                   151,600                 5,252,940
                                                                                    13,567,095
RETAIL-DISCOUNT (0.47%)
 Target                                                      145,300                 8,091,757
RETAIL-OFFICE SUPPLIES (0.64%)
 Office Depot /1/                                            404,600                11,138,638
RETAIL-RESTAURANTS (0.95%)
 McDonald's                                                  521,800                16,488,880
RUBBER-TIRES (0.13%)
 Cooper Tire & Rubber                                        169,700                 2,318,102
SAVINGS & LOANS-THRIFTS (0.92%)
 Astoria Financial                                             9,750                   272,513
 Washington Mutual                                           397,674                15,747,890
                                                                                    16,020,403
STEEL PRODUCERS (0.16%)
 United States Steel                                          74,600                 2,725,138
TELECOMMUNICATION EQUIPMENT (0.60%)
 ADC Telecommunications /1/ /2/                              248,385                 4,334,318
 Nortel Networks /1/                                         386,300                 1,255,475
 Tellabs /1/                                                 494,075                 4,723,357
                                                                                    10,313,150
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.63%)
 Corning /1/                                                 546,100                10,971,149
TELEPHONE-INTEGRATED (3.96%)
 BellSouth                                                   144,000                 3,746,880
 SBC Communications                                          496,000                11,829,600
 Sprint Nextel                                             1,027,250                23,945,198
 Verizon Communications                                      922,975                29,082,942
                                                                                    68,604,620




                                                Shares

                                                Held                                Value

-----------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
TOBACCO (2.51%)
 Altria Group                                                460,425            $   34,554,896
 UST                                                         214,900                 8,894,711
                                                                                    43,449,607
TOYS (0.23%)
 Mattel /2/                                                  264,400                 3,899,900
TRANSPORT-RAIL (2.11%)
 Burlington Northern Santa Fe                                218,450                13,557,007
 CSX                                                         238,100                10,907,361
 Norfolk Southern                                            299,500                12,039,900
                                                                                    36,504,268
WIRELESS EQUIPMENT (0.70%)
 Crown Castle International /1/                              130,200                 3,192,504
 Nokia                                                       529,800                 8,911,236
                                                                                    12,103,740
                                                TOTAL COMMON STOCKS              1,690,234,260







                                                Maturity

                                                Amount                              Value

-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.21%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips $3,610,801; 02/15/26 -
  02/15/27) /3/                                           $3,540,388            $    3,540,000
                                        TOTAL REPURCHASE AGREEMENTS                  3,540,000
                                                                                --------------

                               TOTAL PORTFOLIO INVESTMENTS (97.70%)              1,693,774,260
OTHER ASSETS AND LIABILITIES, NET (2.30%)                                           39,962,489
                                         TOTAL NET ASSETS (100.00%)             $1,733,736,749
                                                                                ----------------




                            SCHEDULE OF INVESTMENTS
                          PARTNERS LARGECAP VALUE FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS LARGECAP VALUE FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  307,475,420
Unrealized Depreciation                         (90,431,359)
                                             --------------
Net Unrealized Appreciation (Depreciation)      217,044,061
Cost for federal income tax purposes         $1,476,730,199


                      INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                      Percentage of
                                                                 Total Value
-------------------------------------------------------------------------------------
 Financial                         $  549,385,872                     32.44%
 Consumer,
 Non-cyclical                         246,542,851                     14.55
 Energy                               242,082,350                     14.29
 Industrial                           198,746,344                     11.73
 Communications                       164,037,224                      9.68
 Consumer, Cyclical                   105,304,851                      6.22
 Technology                            69,887,867                      4.13
 Utilities                             48,384,843                      2.86
 Government                            37,368,576                      2.21
 Basic Materials                       32,033,482                      1.89
                TOTAL              $1,693,774,260                    100.00%
                                 --------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS MIDCAP GROWTH FUND
                                OCTOBER 31, 2005

                                              Shares

                                              Held                                 Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (96.87%)
ADVANCED MATERIALS & PRODUCTS (0.43%)
                                                                               $
 Ceradyne /1/ /2/                                            40,580               1,590,736
ADVERTISING SERVICES (0.95%)
 Getty Images /1/                                            42,550               3,532,075
AEROSPACE & DEFENSE (0.52%)
 Empresa Brasileira de Aeronautica                           49,930               1,936,785
APPAREL MANUFACTURERS (2.57%)
 Coach /1/                                                  199,100               6,407,038
 Polo Ralph Lauren                                           64,150               3,156,180
                                                                                  9,563,218
AUDIO & VIDEO PRODUCTS (0.81%)
 Harman International Industries                             29,980               2,993,803
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.79%)
 Oshkosh Truck                                               67,550               2,942,478
BEVERAGES-NON-ALCOHOLIC (0.44%)
 Hansen Natural /1/ /2/                                      32,140               1,623,713
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.73%)
 Florida Rock Industries /2/                                 47,770               2,718,113
CASINO HOTELS (1.99%)
 MGM Mirage /1/                                             107,970               4,034,839
 Station Casinos                                             52,590               3,371,019
                                                                                  7,405,858
CASINO SERVICES (1.00%)
 Scientific Games /1/                                       123,720               3,706,651
CELLULAR TELECOMMUNICATIONS (1.85%)
 NII Holdings /1/                                            82,860               6,870,751
CHEMICALS-DIVERSIFIED (0.49%)
 NOVA Chemicals                                              51,070               1,828,817
COAL (1.52%)
 CONSOL Energy                                               37,860               2,305,674
 Peabody Energy                                              42,610               3,330,398
                                                                                  5,636,072
COMMERCIAL BANKS (0.16%)
 Colonial BancGroup                                          24,190                 589,027
COMMERCIAL SERVICE-FINANCE (0.46%)
 Moody's                                                     31,740               1,690,472
COMPUTERS-MEMORY DEVICES (2.67%)
 Network Appliance /1/                                      133,974               3,665,529
 SanDisk /1/ /2/                                            106,410               6,266,485
                                                                                  9,932,014
DATA PROCESSING & MANAGEMENT (1.81%)
 Global Payments                                             84,020               3,600,257
 SEI Investments                                             80,120               3,108,656
                                                                                  6,708,913
DIAGNOSTIC KITS (0.97%)
 Dade Behring Holdings /2/                                   99,990               3,600,640
                                              Shares

                                              Held                                 Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIALYSIS CENTERS (0.72%)
                                                                               $
 DaVita /1/                                                  54,720               2,691,130
DISTRIBUTION-WHOLESALE (1.41%)
 CDW                                                         32,610               1,837,574
 WESCO International /1/                                     85,970               3,417,307
                                                                                  5,254,881
DIVERSIFIED MANUFACTURING OPERATIONS (1.01%)
 Roper Industries                                            99,930               3,767,361
E-COMMERCE-SERVICES (1.35%)
 Monster Worldwide /1/ /2/                                  153,240               5,027,804
E-MARKETING-INFORMATION (1.16%)
 aQuantive /1/ /2/                                           84,310               1,825,311
 ValueClick /1/ /2/                                         141,410               2,474,675
                                                                                  4,299,986
ELECTRIC PRODUCTS-MISCELLANEOUS (0.66%)
 Ametek /2/                                                  60,280               2,455,204
ELECTRONIC COMPONENTS-SEMICONDUCTOR (6.58%)
 Advanced Micro Devices /1/ /2/                             243,820               5,661,500
 ATI Technologies /1/ /2/                                   135,060               1,951,617
 Broadcom /1/                                               188,990               8,024,515
 Micron Technology /1/ /2/                                  236,700               3,074,733
 Microsemi /1/                                               56,210               1,302,386
 Silicon Laboratories /1/                                    83,070               2,672,362
 SiRF Technology Holdings /1/ /2/                            68,187               1,758,543
                                                                                 24,445,656
ELECTRONIC MEASUREMENT INSTRUMENTS (1.70%)
 Agilent Technologies /1/                                   144,250               4,617,443
 Itron /1/                                                   38,720               1,682,771
                                                                                  6,300,214
FIDUCIARY BANKS (0.89%)
 Northern Trust                                              61,760               3,310,336
FINANCE-INVESTMENT BANKER & BROKER (2.39%)
 Ameritrade Holding /1/ /2/                                 140,822               2,961,487
 Jefferies Group                                             48,770               2,070,774
 Legg Mason                                                  35,920               3,854,575
                                                                                  8,886,836
FINANCE-OTHER SERVICES (1.49%)
 CBOT Holdings /1/ /2/                                        2,430                 258,795
 Chicago Mercantile Exchange Holdings                        10,920               3,987,438
 NASDAQ Stock Market /1/                                     41,410               1,279,155
                                                                                  5,525,388
FOOD-RETAIL (0.99%)
 Whole Foods Market                                          25,510               3,676,756
HOTELS & MOTELS (1.46%)
 Gaylord Entertainment /1/ /2/                               39,260               1,549,985
 Starwood Hotels & Resorts Worldwide /2/                     66,520               3,886,763
                                                                                  5,436,748
HUMAN RESOURCES (0.87%)
 Manpower /2/                                                71,740               3,248,387
                                              Shares

                                              Held                                 Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
IDENTIFICATION SYSTEM-DEVELOPMENT (0.88%)
                                                                               $
 Cogent /1/ /2/                                             123,120               3,268,836
INSTRUMENTS-SCIENTIFIC (0.57%)
 Fisher Scientific International /1/                         37,710               2,130,615
INTERNET CONTENT-INFORMATION & NEWS (1.10%)
 CNET Networks /1/                                          301,276               4,094,341
INTERNET INFRASTRUCTURE SOFTWARE (2.49%)
 Akamai Technologies /1/                                    138,860               2,407,832
 F5 Networks /1/ /2/                                         70,730               3,680,082
 Openwave Systems /1/ /2/                                   177,538               3,172,604
                                                                                  9,260,518
INVESTMENT MANAGEMENT & ADVISORY SERVICES (2.92%)
 Affiliated Managers Group /1/ /2/                           56,750               4,355,562
 T. Rowe Price Group                                         99,080               6,491,722
                                                                                 10,847,284
LEISURE & RECREATION PRODUCTS (0.39%)
 WMS Industries /1/ /2/                                      57,080               1,434,420
MACHINERY-CONSTRUCTION & MINING (1.30%)
 Joy Global                                                  57,650               2,644,405
 Terex /1/                                                   39,540               2,173,514
                                                                                  4,817,919
MEDICAL INFORMATION SYSTEM (0.48%)
 Cerner /1/ /2/                                              21,280               1,797,096
MEDICAL PRODUCTS (0.62%)
 Henry Schein /1/                                            58,470               2,317,751
MEDICAL-BIOMEDICAL/GENE (2.87%)
 Celgene /1/ /2/                                             57,722               3,238,204
 MedImmune /1/                                              121,490               4,249,720
 Protein Design Labs /1/                                    113,640               3,184,193
                                                                                 10,672,117
MEDICAL-DRUGS (3.71%)
 Allergan /2/                                                43,120               3,850,616
 Kos Pharmaceuticals /1/                                     49,140               2,948,400
 Sepracor /1/                                                71,610               4,028,063
 Shire Pharmaceuticals Group /2/                             82,830               2,968,627
                                                                                 13,795,706
MEDICAL-GENERIC DRUGS (0.73%)
 Barr Pharmaceuticals /1/                                    47,160               2,709,342
MEDICAL-HMO (1.90%)
 Pacificare Health Systems /1/                               60,100               4,949,836
 WellChoice /1/                                              27,730               2,097,774
                                                                                  7,047,610
MEDICAL-HOSPITALS (0.47%)
 Community Health Systems /1/                                47,440               1,760,498
METAL PROCESSORS & FABRICATION (0.99%)
 Precision Castparts                                         77,760               3,682,714
METAL-DIVERSIFIED (0.84%)
 Freeport-McMoRan Copper & Gold                              62,840               3,105,553
                                              Shares

                                              Held                                 Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (1.28%)
                                                                               $
 Foundry Networks /1/                                       224,480               2,678,046
 NETGEAR /1/                                                106,245               2,077,090
                                                                                  4,755,136
OIL & GAS DRILLING (1.47%)
 Patterson-UTI Energy                                        79,737               2,721,424
 Todco                                                       61,350               2,745,412
                                                                                  5,466,836
OIL COMPANY-EXPLORATION & PRODUCTION (4.26%)
 Chesapeake Energy                                           51,920               1,666,632
 Newfield Exploration /1/                                    39,720               1,800,508
 Range Resources                                            125,350               4,473,742
 Southwestern Energy /1/                                     28,910               2,097,131
 Ultra Petroleum /1/                                         36,110               1,895,414
 XTO Energy                                                  90,077               3,914,746
                                                                                 15,848,173
OIL COMPANY-INTEGRATED (0.00%)
 Marathon Oil                                                     1                      60
OIL FIELD MACHINERY & EQUIPMENT (1.52%)
 Grant Prideco /1/                                           52,070               2,025,002
 National Oilwell Varco /1/                                  57,910               3,617,638
                                                                                  5,642,640
OIL REFINING & MARKETING (1.18%)
 Sunoco                                                      59,040               4,398,480
OPTICAL SUPPLIES (0.49%)
 Bausch & Lomb                                               24,280               1,801,333
PHARMACY SERVICES (2.29%)
 Express Scripts /1/                                         41,790               3,151,384
 Omnicare                                                    99,310               5,372,671
                                                                                  8,524,055
PIPELINES (0.47%)
 Questar                                                     22,240               1,751,400
PROPERTY & CASUALTY INSURANCE (0.82%)
 Fidelity National Financial                                 81,690               3,060,108
 Fidelity National Title Group /1/                                1                      16
                                                                                  3,060,124
RADIO (1.54%)
 Sirius Satellite Radio /1/ /2/                             914,790               5,708,290
RETAIL-APPAREL & SHOE (3.11%)
 Chico's FAS /1/                                            129,530               5,121,616
 Nordstrom                                                  100,580               3,485,097
 Urban Outfitters /1/                                       104,030               2,947,170
                                                                                 11,553,883
RETAIL-COMPUTER EQUIPMENT (0.66%)
 GameStop /1/ /2/                                            68,620               2,434,638
RETAIL-CONSUMER ELECTRONICS (0.40%)
 Circuit City Stores                                         84,150               1,497,029
RETAIL-JEWELRY (0.71%)
 Tiffany                                                     67,000               2,639,800
                                              Shares

                                              Held                                 Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-MAIL ORDER (0.92%)
                                                                               $
 Williams-Sonoma /1/                                         87,700               3,429,947
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.59%)
 Genesis Microchip /1/                                      113,480               2,183,355
SEMICONDUCTOR EQUIPMENT (4.46%)
 ASML Holding /1/ /2/                                       179,170               3,042,307
 Kla-Tencor                                                 135,440               6,269,517
 Teradyne /1/ /2/                                           222,140               3,007,776
 Varian Semiconductor Equipment Associates
  /1/                                                       112,577               4,257,662
                                                                                 16,577,262
STEEL-SPECIALTY (0.56%)
 Allegheny Technologies                                      71,901               2,064,278
TELECOMMUNICATION EQUIPMENT (1.98%)
 Adtran                                                      83,340               2,521,035
 Comverse Technology /1/                                    192,520               4,832,252
                                                                                  7,353,287
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.76%)
 JDS Uniphase /1/ /2/                                     1,339,160               2,812,236
TRANSPORT-RAIL (0.64%)
 Norfolk Southern                                            59,400               2,387,880
TRANSPORT-SERVICES (1.66%)
 C. H. Robinson Worldwide                                    95,440               3,365,214
 UTI Worldwide                                               32,540               2,783,472
                                                                                  6,148,686
                                               TOTAL COMMON STOCKS              359,977,951
























                                              Maturity

                                              Amount                               Value

---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (14.11%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $53,490,851; 02/15/26 -
  02/15/27) /3/                                         $52,447,754            $ 52,442,000
                                       TOTAL REPURCHASE AGREEMENTS               52,442,000
                                                                               ------------

                             TOTAL PORTFOLIO INVESTMENTS (110.98%)              412,419,951
OTHER ASSETS AND LIABILITIES, NET (-10.98%)                                     (40,788,576)
                                        TOTAL NET ASSETS (100.00%)             $371,631,375
                                                                               ---------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS MIDCAP GROWTH FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS MIDCAP GROWTH FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 38,220,411
Unrealized Depreciation                        (6,203,506)
                                             ------------
Net Unrealized Appreciation (Depreciation)     32,016,905
Cost for federal income tax purposes         $380,403,046


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $ 84,660,994                     20.53%
 Consumer,
 Non-cyclical                        65,159,511                     15.80
 Technology                          61,644,296                     14.95
 Consumer, Cyclical                  60,293,354                     14.62
 Communications                      53,714,425                     13.02
 Industrial                          41,205,063                      9.99
 Energy                              38,743,661                      9.39
 Basic Materials                      6,998,647                      1.70
                TOTAL              $412,419,951                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS MIDCAP GROWTH FUND I
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (98.35%)
ADVERTISING SERVICES (0.76%)
                                                                                 $
 Getty Images /1/                                              23,100               1,917,531
AEROSPACE & DEFENSE (1.67%)
 Rockwell Collins                                              64,600               2,959,972
 Teledyne Technologies /1/ /2/                                 36,400               1,283,464
                                                                                    4,243,436
APPAREL MANUFACTURERS (1.36%)
 Coach /1/                                                    107,200               3,449,696
APPLICATIONS SOFTWARE (0.89%)
 Intuit /1/                                                    49,200               2,259,756
AUDIO & VIDEO PRODUCTS (0.76%)
 Harman International Industries                               19,200               1,917,312
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.38%)
 BorgWarner                                                    16,700                 968,433
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.54%)
 Florida Rock Industries                                       24,000               1,365,600
BUILDING-RESIDENTIAL & COMMERCIAL (3.00%)
 KB Home                                                       20,000               1,307,000
 Lennar                                                        26,700               1,483,986
 NVR /1/                                                        3,350               2,296,425
 Standard-Pacific                                              37,800               1,458,324
 Toll Brothers /1/                                             29,200               1,077,772
                                                                                    7,623,507
CASINO HOTELS (0.52%)
 Ameristar Casinos /2/                                         36,600                 780,678
 Harrah's Entertainment                                         9,088                 549,642
                                                                                    1,330,320
CASINO SERVICES (0.92%)
 International Game Technology                                 88,000               2,331,120
CELLULAR TELECOMMUNICATIONS (0.84%)
 NII Holdings /1/                                              25,800               2,139,336
CHEMICALS-DIVERSIFIED (0.28%)
 Lyondell Chemical                                             26,400                 707,520
CHEMICALS-SPECIALTY (0.67%)
 International Flavors & Fragrances                            22,800                 752,172
 Lubrizol                                                      22,830                 949,500
                                                                                    1,701,672
COAL (0.40%)
 Peabody Energy                                                13,100               1,023,896
COATINGS & PAINT (0.36%)
 Sherwin-Williams                                              21,300                 906,315
COMMERCIAL BANKS (0.84%)
 Colonial BancGroup                                            49,000               1,193,150
 Fremont General /2/                                           43,400                 941,346
                                                                                    2,134,496
COMMERCIAL SERVICE-FINANCE (3.63%)
 Dun & Bradstreet /1/                                          35,000               2,216,200
 Equifax                                                       71,820               2,475,635
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICE-FINANCE (CONTINUED)
                                                                                 $
 Moody's                                                       85,080               4,531,361
                                                                                    9,223,196
COMMERCIAL SERVICES (1.24%)
 Arbitron                                                      33,700               1,260,717
 Corporate Executive Board                                     22,800               1,884,192
                                                                                    3,144,909
COMPUTER AIDED DESIGN (1.72%)
 ANSYS /1/ /2/                                                 26,500                 987,390
 Autodesk                                                      74,800               3,375,724
                                                                                    4,363,114
COMPUTER GRAPHICS (0.46%)
 Pixar /1/                                                     23,200               1,176,936
COMPUTER SERVICES (1.79%)
 Affiliated Computer Services /1/ /2/                          34,590               1,871,665
 Cognizant Technology Solutions /1/                            33,100               1,455,738
 FactSet Research Systems                                      34,550               1,211,668
                                                                                    4,539,071
COMPUTERS-MEMORY DEVICES (1.57%)
 SanDisk /1/                                                   37,810               2,226,631
 Western Digital /1/                                          146,000               1,766,600
                                                                                    3,993,231
COMPUTERS-PERIPHERAL EQUIPMENT (0.60%)
 Lexmark International /1/                                     36,660               1,522,123
CONSUMER PRODUCTS-MISCELLANEOUS (0.66%)
 Fortune Brands                                                22,110               1,679,697
DATA PROCESSING & MANAGEMENT (0.49%)
 NAVTEQ /1/                                                    31,600               1,236,192
DENTAL SUPPLIES & EQUIPMENT (0.43%)
 Dentsply International                                        19,800               1,091,772
DIAGNOSTIC KITS (0.60%)
 Dade Behring Holdings                                         42,000               1,512,420
DISPOSABLE MEDICAL PRODUCTS (0.89%)
 C.R. Bard                                                     36,400               2,270,632
DISTRIBUTION-WHOLESALE (1.55%)
 Genuine Parts                                                 25,000               1,109,250
 Ingram Micro /1/                                              77,070               1,394,967
 WESCO International /1/                                       35,900               1,427,025
                                                                                    3,931,242
DIVERSIFIED MANUFACTURING OPERATIONS (1.09%)
 ITT Industries                                                27,160               2,759,456
DRUG DELIVERY SYSTEMS (0.68%)
 Hospira /1/                                                   43,200               1,721,520
ELECTRIC PRODUCTS-MISCELLANEOUS (0.61%)
 Ametek                                                        38,300               1,559,959
ELECTRONIC COMPONENTS-SEMICONDUCTOR (3.80%)
 Broadcom /1/                                                  61,700               2,619,782
 Freescale Semiconductor /1/                                  106,400               2,540,832
 Microchip Technology                                          69,700               2,102,849
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                                 $
 National Semiconductor                                       104,900               2,373,887
                                                                                    9,637,350
ELECTRONIC CONNECTORS (0.52%)
 Amphenol /2/                                                  33,100               1,323,007
ELECTRONIC PARTS DISTRIBUTION (0.48%)
 Arrow Electronics /1/                                         41,600               1,227,616
ENTERPRISE SOFTWARE & SERVICE (0.48%)
 Sybase /1/                                                    54,500               1,212,625
ENTERTAINMENT SOFTWARE (0.50%)
 Activision /1/                                                80,000               1,261,600
FIDUCIARY BANKS (0.53%)
 Investors Financial Services                                  35,300               1,347,754
FINANCE-AUTO LOANS (0.37%)
 AmeriCredit /1/ /2/                                           41,900                 936,465
FINANCE-CONSUMER LOANS (0.19%)
 First Marblehead /1/ /2/                                      16,500                 488,235
FINANCE-INVESTMENT BANKER & BROKER (0.60%)
 A.G. Edwards /2/                                              36,300               1,536,216
FINANCE-OTHER SERVICES (0.64%)
 Chicago Mercantile Exchange Holdings                           4,450               1,624,917
FOOD-MISCELLANEOUS/DIVERSIFIED (0.65%)
 H.J. Heinz                                                    46,500               1,650,750
FOOD-RETAIL (1.02%)
 Whole Foods Market                                            18,060               2,602,988
GARDEN PRODUCTS (0.44%)
 Toro                                                          30,500               1,113,555
GAS-DISTRIBUTION (0.36%)
 Energen                                                       24,200                 909,920
HOTELS & MOTELS (0.62%)
 Choice Hotels International /2/                               47,800               1,581,702
HUMAN RESOURCES (0.48%)
 Labor Ready /1/                                               52,300               1,221,205
INDEPENDENT POWER PRODUCER (0.68%)
 NRG Energy /1/                                                39,900               1,716,099
INDUSTRIAL AUTOMATION & ROBOTS (0.79%)
 Rockwell Automation                                           37,700               2,003,755
INSTRUMENTS-CONTROLS (0.85%)
 Thermo Electron /1/                                           71,100               2,146,509
INSTRUMENTS-SCIENTIFIC (0.50%)
 Applied Biosystems Group                                      52,370               1,271,020
INTERNET CONTENT-INFORMATION & NEWS (0.26%)
 InfoSpace /1/                                                 26,500                 665,680
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.68%)
 National Financial Partners                                   29,100               1,316,193
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INVESTMENT MANAGEMENT & ADVISORY SERVICES (CONTINUED)
                                                                                 $
 T. Rowe Price Group                                           45,000               2,948,400
                                                                                    4,264,593
MACHINERY-PUMPS (0.57%)
 Graco                                                         42,600               1,459,902
MEDICAL INSTRUMENTS (0.76%)
 Biomet                                                        55,700               1,940,031
MEDICAL LABORATORY & TESTING SERVICE (0.95%)
 Quest Diagnostics                                             51,880               2,423,315
MEDICAL PRODUCTS (0.69%)
 Varian Medical Systems /1/                                    38,260               1,743,126
MEDICAL-BIOMEDICAL/GENE (1.66%)
 Biogen Idec /1/                                               44,000               1,787,720
 Invitrogen /1/                                                19,098               1,214,442
 Millipore /1/ /2/                                             19,860               1,215,829
                                                                                    4,217,991
MEDICAL-DRUGS (2.79%)
 Allergan /2/                                                  20,360               1,818,148
 Cephalon /1/ /2/                                              15,710                 716,219
 Endo Pharmaceuticals Holdings /1/                             69,700               1,876,324
 Forest Laboratories /1/                                       70,500               2,672,655
                                                                                    7,083,346
MEDICAL-GENERIC DRUGS (0.56%)
 Barr Pharmaceuticals /1/                                      24,600               1,413,270
MEDICAL-HMO (2.92%)
 Coventry Health Care /1/                                      69,945               3,776,330
 Humana /1/                                                    54,900               2,437,011
 Pacificare Health Systems /1/                                 14,700               1,210,692
                                                                                    7,424,033
METAL-COPPER (0.93%)
 Phelps Dodge                                                  19,500               2,349,165
METAL-DIVERSIFIED (0.98%)
 Freeport-McMoRan Copper & Gold                                50,500               2,495,710
MISCELLANEOUS INVESTING (1.40%)
 CBL & Associates Properties                                   31,400               1,172,790
 General Growth Properties                                     29,100               1,236,168
 Regency Centers                                               20,500               1,141,235
                                                                                    3,550,193
MULTIMEDIA (1.12%)
 E.W. Scripps                                                  28,800               1,319,040
 Gemstar-TV Guide International /1/                           177,900                 462,540
 Meredith                                                      21,340               1,064,866
                                                                                    2,846,446
NETWORKING PRODUCTS (0.47%)
 Anixter International                                         32,100               1,190,268
OIL & GAS DRILLING (3.62%)
 Diamond Offshore Drilling                                     42,000               2,371,320
 Patterson-UTI Energy                                          83,500               2,849,855
 Pride International /1/                                       61,700               1,731,919
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS DRILLING (CONTINUED)
                                                                                 $
 Rowan                                                         67,500               2,226,825
                                                                                    9,179,919
OIL COMPANY-EXPLORATION & PRODUCTION (2.85%)
 Forest Oil /1/                                                38,300               1,672,944
 Kerr-McGee                                                    19,500               1,658,280
 Newfield Exploration /1/                                      42,940               1,946,470
 Plains Exploration & Production /1/                           50,200               1,957,800
                                                                                    7,235,494
OIL COMPANY-INTEGRATED (0.67%)
 Amerada Hess                                                  13,700               1,713,870
OIL REFINING & MARKETING (1.65%)
 Sunoco                                                        26,600               1,981,700
 Tesoro                                                        36,000               2,201,400
                                                                                    4,183,100
PHARMACY SERVICES (1.29%)
 Express Scripts /1/                                           43,400               3,272,794
POULTRY (0.97%)
 Gold Kist /1/                                                 65,500               1,125,945
 Pilgrim's Pride /2/                                           42,200               1,328,456
                                                                                    2,454,401
PROPERTY & CASUALTY INSURANCE (0.80%)
 W.R. Berkley                                                  46,450               2,029,865
PUBLISHING-BOOKS (0.49%)
 John Wiley & Sons                                             31,500               1,234,800
RACETRACKS (0.30%)
 Penn National Gaming /1/                                      25,700                 759,435
RADIO (0.39%)
 Cox Radio /1/                                                 69,770                 997,711
RETAIL-APPAREL & SHOE (3.92%)
 Abercrombie & Fitch /2/                                       42,280               2,198,137
 Aeropostale /1/ /2/                                           28,100                 549,074
 American Eagle Outfitters /2/                                 47,600               1,120,980
 Chico's FAS /1/                                               47,220               1,867,079
 Claire's Stores                                               69,780               1,817,769
 Nordstrom                                                     69,000               2,390,850
                                                                                    9,943,889
RETAIL-ARTS & CRAFTS (0.35%)
 Michaels Stores                                               27,000                 893,160
RETAIL-AUTO PARTS (1.15%)
 Advance Auto Parts /1/                                        31,050               1,164,375
 AutoZone /1/                                                  21,640               1,750,676
                                                                                    2,915,051
RETAIL-AUTOMOBILE (0.38%)
 Copart /1/                                                    41,400                 968,346
RETAIL-BEDDING (1.22%)
 Bed Bath & Beyond /1/                                         76,400               3,095,728
RETAIL-BOOKSTORE (0.52%)
 Barnes & Noble                                                36,200               1,308,992
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-DISCOUNT (0.64%)
                                                                                 $
 TJX                                                           75,800               1,631,974
RETAIL-RESTAURANTS (1.46%)
 Applebee's International /2/                                  41,800                 915,838
 Domino's Pizza                                                71,000               1,698,320
 Sonic /1/ /2/                                                 37,800               1,093,932
                                                                                    3,708,090
SAVINGS & LOANS-THRIFTS (0.81%)
 Hudson City Bancorp                                          173,400               2,053,056
SCHOOLS (1.18%)
 Education Management /1/                                      32,800               1,011,552
 ITT Educational Services /1/                                  35,900               1,984,552
                                                                                    2,996,104
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.57%)
 Emulex /1/ /2/                                                57,000               1,055,070
 Linear Technology                                             85,400               2,836,134
 Maxim Integrated Products                                     76,000               2,635,680
                                                                                    6,526,884
SEMICONDUCTOR EQUIPMENT (0.87%)
 Lam Research /1/                                              65,400               2,206,596
STEEL PRODUCERS (0.67%)
 Nucor                                                         28,400               1,699,740
TELECOMMUNICATION EQUIPMENT (1.60%)
 Adtran                                                        26,900                 813,725
 Harris                                                        44,300               1,820,730
 Scientific-Atlanta                                            40,600               1,438,864
                                                                                    4,073,319
THERAPEUTICS (0.51%)
 United Therapeutics /1/ /2/                                   17,700               1,307,322
TOOLS-HAND HELD (1.00%)
 Black & Decker                                                31,060               2,550,958
TOYS (0.37%)
 Marvel Entertainment /1/ /2/                                  53,650                 944,240
TRANSPORT-MARINE (0.44%)
 Overseas Shipholding Group                                    23,300               1,109,080
TRANSPORT-TRUCK (0.40%)
 J.B. Hunt Transport Services                                  52,400               1,017,084
WIRELESS EQUIPMENT (0.82%)
 Crown Castle International /1/                                85,000               2,084,200
                                                 TOTAL COMMON STOCKS              249,720,975



                                                Maturity

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (4.86%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 ($12,582,723; 02/15/26 -
  02/15/27) /3/                                           $12,337,354            $ 12,336,000
                                         TOTAL REPURCHASE AGREEMENTS               12,336,000
                                                                                 ------------

                               TOTAL PORTFOLIO INVESTMENTS (103.21%)              262,056,975
OTHER ASSETS AND LIABILITIES, NET (-3.21%)                                         (8,152,637)
                                          TOTAL NET ASSETS (100.00%)             $253,904,338
                                                                                 ---------------

                            SCHEDULE OF INVESTMENTS
                         PARTNERS MIDCAP GROWTH FUND I
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS MIDCAP GROWTH FUND I
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 32,155,747
Unrealized Depreciation                       (10,622,684)
                                             ------------
Net Unrealized Appreciation (Depreciation)     21,533,063
Cost for federal income tax purposes         $240,523,912


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                      $ 57,755,306                     22.04%
 Consumer, Cyclical                  52,839,107                     20.16
 Technology                          42,151,678                     16.09
 Financial                           32,301,791                     12.33
 Industrial                          24,037,382                      9.17
 Energy                              23,336,279                      8.91
 Communications                      17,149,291                      6.54
 Basic Materials                      9,860,122                      3.76
 Utilities                            2,626,019                      1.00
                TOTAL              $262,056,975                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           PARTNERS MIDCAP VALUE FUND
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (96.36%)
APPAREL MANUFACTURERS (1.21%)
                                                                                 $
 Jones Apparel Group                                           97,000               2,646,160
 VF                                                            73,500               3,840,375
                                                                                    6,486,535
APPLIANCES (1.53%)
 Whirlpool                                                    105,100               8,250,350
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (2.82%)
 BorgWarner                                                   108,400               6,286,116
 Johnson Controls                                             131,100               8,921,355
                                                                                   15,207,471
BEVERAGES-WINE & SPIRITS (1.02%)
 Constellation Brands /1/                                     232,900               5,482,466
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.19%)
 Masco                                                         35,700               1,017,450
BUILDING-HEAVY CONSTRUCTION (0.34%)
 Chicago Bridge & Iron                                         82,700               1,844,210
BUILDING-RESIDENTIAL & COMMERCIAL (11.80%)
 Beazer Homes USA /2/                                         147,100               8,524,445
 Centex                                                       191,900              12,348,765
 Hovnanian Enterprises /1/                                    195,800               8,809,042
 KB Home                                                      107,600               7,031,660
 Lennar                                                       189,800              10,549,084
 Pulte Homes                                                  255,400               9,651,566
 WCI Communities /1/ /2/                                      266,300               6,662,826
                                                                                   63,577,388
COAL (5.96%)
 Alpha Natural Resources /1/                                  324,800               7,714,000
 Arch Coal /2/                                                174,600              13,456,422
 Peabody Energy                                               140,100              10,950,216
                                                                                   32,120,638
COMMERCIAL BANKS (2.10%)
 First Horizon National                                       143,400               5,546,712
 North Fork Bancorp                                           228,730               5,796,018
                                                                                   11,342,730
COMPUTERS-PERIPHERAL EQUIPMENT (1.53%)
 Lexmark International /1/ /2/                                198,800               8,254,176
CONSUMER PRODUCTS-MISCELLANEOUS (1.11%)
 Spectrum Brands /1/ /2/                                      289,600               5,994,720
DIVERSIFIED MANUFACTURING OPERATIONS (1.10%)
 Ingersoll-Rand                                               157,200               5,940,588
ELECTRIC-INTEGRATED (4.68%)
 DPL /2/                                                      296,800               7,648,536
 Edison International                                         118,500               5,185,560
 TXU                                                          123,000              12,392,250
                                                                                   25,226,346
ENGINES-INTERNAL COMBUSTION (1.32%)
 Briggs & Stratton                                            222,000               7,099,560
FINANCE-COMMERCIAL (1.19%)
 CIT Group                                                    140,200               6,411,346
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (1.43%)
 Bear Stearns                                                  72,600            $  7,681,080
FINANCE-MORTGAGE LOAN/BANKER (1.54%)
 IndyMac Bancorp                                              222,900               8,320,857
FINANCIAL GUARANTEE INSURANCE (4.16%)
 Ambac Financial Group                                        102,400               7,259,136
 PMI Group                                                    238,500               9,511,380
 Radian Group                                                 108,900               5,673,690
                                                                                   22,444,206
HUMAN RESOURCES (1.26%)
 Manpower                                                     149,900               6,787,472
INTERNET SECURITY (1.48%)
 Check Point Software Technologies /1/                        356,300               7,966,868
MACHINERY-CONSTRUCTION & MINING (3.40%)
 Joy Global                                                   199,100               9,132,717
 Terex /1/                                                    167,300               9,196,481
                                                                                   18,329,198
MEDICAL-DRUGS (1.21%)
 Shire Pharmaceuticals Group /2/                              181,200               6,494,208
MEDICAL-HMO (2.48%)
 Coventry Health Care /1/                                     151,500               8,179,485
 WellPoint /1/                                                 69,400               5,182,792
                                                                                   13,362,277
METAL-COPPER (1.74%)
 Phelps Dodge                                                  77,900               9,384,613
MISCELLANEOUS INVESTING (3.28%)
 Colonial Properties Trust                                    135,000               5,900,850
 Developers Diversified Realty                                177,600               7,757,568
 Trizec Properties                                            180,100               4,007,225
                                                                                   17,665,643
MOTORCYCLE & MOTOR SCOOTER (1.54%)
 Harley-Davidson                                              167,100               8,276,463
OIL COMPANY-EXPLORATION & PRODUCTION (11.89%)
 Canadian Natural Resources                                   297,900              12,276,459
 Denbury Resources /1/                                        219,500               9,576,785
 Quicksilver Resources /1/ /2/                                241,800               9,364,914
 Southwestern Energy /1/                                       91,300               6,622,902
 Talisman Energy                                              251,000              11,116,790
 XTO Energy                                                   347,854              15,117,735
                                                                                   64,075,585
OIL REFINING & MARKETING (1.10%)
 Sunoco                                                        79,800               5,945,100
PHARMACY SERVICES (1.66%)
 Omnicare                                                     165,500               8,953,550
PROPERTY & CASUALTY INSURANCE (1.24%)
 Arch Capital Group /1/                                       135,100               6,687,450
REINSURANCE (1.19%)
 Endurance Specialty Holdings                                 193,600               6,419,776
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (1.29%)
                                                                                 $
 Hot Topic /1/                                                 89,100               1,326,699
 Ross Stores                                                  207,400               5,608,096
                                                                                    6,934,795
RETAIL-AUTO PARTS (1.58%)
 Advance Auto Parts /1/                                       226,950               8,510,625
RETAIL-DISCOUNT (1.45%)
 Dollar Tree Stores /1/                                       108,500               2,339,260
 TJX                                                          253,900               5,466,467
                                                                                    7,805,727
SAVINGS & LOANS-THRIFTS (3.24%)
 Astoria Financial                                            247,550               6,919,023
 Hudson City Bancorp                                          889,000              10,525,760
                                                                                   17,444,783
SCHOOLS (1.76%)
 Career Education /1/ /2/                                     266,500               9,484,735
TELECOMMUNICATION EQUIPMENT (2.03%)
 Avaya /1/                                                    238,400               2,746,368
 Scientific-Atlanta                                           231,300               8,197,272
                                                                                   10,943,640
TOOLS-HAND HELD (0.72%)
 Black & Decker                                                47,400               3,892,962
TRANSPORT-MARINE (4.46%)
 Frontline /2/                                                172,400               6,846,004
 General Maritime /2/                                         192,300               7,159,329
 Overseas Shipholding Group                                   105,500               5,021,800
 Teekay Shipping /2/                                          127,600               5,032,544
                                                                                   24,059,677
VITAMINS & NUTRITION PRODUCTS (1.33%)
 NBTY /1/                                                     358,000               7,163,580
                                                 TOTAL COMMON STOCKS              519,290,844









                                                Maturity

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (12.08%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $66,379,574; 02/15/26 -
  02/15/27) /3/                                           $65,085,141            $ 65,078,000
                                         TOTAL REPURCHASE AGREEMENTS               65,078,000
                                                                                 ------------

                               TOTAL PORTFOLIO INVESTMENTS (108.44%)              584,368,844
OTHER ASSETS AND LIABILITIES, NET (-8.44%)                                        (45,491,900)
                                          TOTAL NET ASSETS (100.00%)             $538,876,944
                                                                                 ---------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           PARTNERS MIDCAP VALUE FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 51,517,533
Unrealized Depreciation                       (31,140,530)
                                             ------------
Net Unrealized Appreciation (Depreciation)     20,377,003
Cost for federal income tax purposes         $563,991,841


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $169,495,871                     29.00%
 Consumer, Cyclical                 125,049,354                     21.40
 Energy                             102,141,323                     17.48
 Industrial                          68,178,365                     11.67
 Consumer,
 Non-cyclical                        57,728,288                      9.88
 Utilities                           25,226,346                      4.32
 Communications                      18,910,508                      3.24
 Basic Materials                      9,384,613                      1.60
 Technology                           8,254,176                      1.41
                TOTAL              $584,368,844                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP GROWTH FUND II
                                OCTOBER 31, 2005

                                                  Shares

                                                  Held                                 Value

-------------------------------------------------------------------------------------------------------
COMMON STOCKS (96.53%)
AEROSPACE & DEFENSE EQUIPMENT (0.28%)
                                                                                   $
 BE Aerospace /1/ /2/                                            69,700               1,263,661
APPAREL MANUFACTURERS (1.03%)
 Maidenform Brands /1/ /2/                                       30,500                 383,995
 Phillips-Van Heusen                                            149,700               4,258,965
                                                                                      4,642,960
APPLICATIONS SOFTWARE (2.64%)
 MRO Software /1/                                                87,411               1,431,792
 Progress Software /1/                                          210,900               6,567,426
 Verint Systems /1/ /2/                                         102,500               3,924,725
                                                                                     11,923,943
ATHLETIC EQUIPMENT (0.57%)
 Nautilus /2/                                                   140,900               2,554,517
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.47%)
 American Axle & Manufacturing Holdings /2/                      98,200               2,140,760
BEVERAGES-NON-ALCOHOLIC (0.82%)
 Cott /1/ /2/                                                   114,100               1,689,821
 Hansen Natural /1/ /2/                                          39,654               2,003,320
                                                                                      3,693,141
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.13%)
 Eagle Materials                                                  5,300                 564,397
BUILDING PRODUCTS-LIGHT FIXTURES (0.72%)
 Genlyte Group /1/ /2/                                           63,300               3,226,401
BUILDING-RESIDENTIAL & COMMERCIAL (1.44%)
 Hovnanian Enterprises /1/                                       69,800               3,140,302
 Technical Olympic USA                                          159,400               3,369,716
                                                                                      6,510,018
COMMERCIAL BANKS (2.63%)
 MB Financial                                                    32,500               1,211,275
 Mercantile Bank                                                 20,420                 779,023
 Prosperity Bancshares                                           47,800               1,457,422
 Texas Capital Bancshares /1/                                    65,269               1,397,409
 UCBH Holdings                                                  323,340               5,626,116
 Wilshire Bancorp.                                               56,326                 919,804
 Yardville National Bancorp. /2/                                 13,200                 479,424
                                                                                     11,870,473
COMMERCIAL SERVICES (0.10%)
 Providence Service /1/                                          14,900                 459,963
COMMUNICATIONS SOFTWARE (0.16%)
 Avid Technology /1/                                             14,300                 703,989
COMPUTER AIDED DESIGN (0.31%)
 ANSYS /1/                                                       37,115               1,382,905
COMPUTER SERVICES (3.31%)
 CACI International /1/                                          93,990               5,126,215
 Cognizant Technology Solutions /1/                             152,260               6,696,395
 FactSet Research Systems                                        72,160               2,530,651
 Kanbay International /1/                                        39,000                 568,620
                                                                                     14,921,881
COMPUTERS-INTEGRATED SYSTEMS (1.46%)
 Micros Systems /1/                                             103,684               4,761,169
                                                  Shares

                                                  Held                                 Value

-------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-INTEGRATED SYSTEMS (CONTINUED)
                                                                                   $
 RadiSys /1/                                                    113,500               1,823,945
                                                                                      6,585,114
COMPUTERS-MEMORY DEVICES (0.23%)
 Dot Hill Systems /1/                                           150,300               1,041,579
CONSULTING SERVICES (1.26%)
 CRA International /1/                                           85,300               3,775,378
 DiamondCluster International /1/                               155,402                 999,235
 Navigant Consulting /1/ /2/                                     44,100                 924,777
                                                                                      5,699,390
CONSUMER PRODUCTS-MISCELLANEOUS (0.83%)
 Central Garden & Pet /1/                                        87,600               3,755,412
DATA PROCESSING & MANAGEMENT (0.62%)
 Fair Isaac                                                      67,525               2,819,844
DIAGNOSTIC EQUIPMENT (1.66%)
 Adeza Biomedical /1/                                            21,700                 369,985
 Gen-Probe /1/                                                   70,387               2,874,605
 Immucor /1/ /2/                                                102,100               2,646,432
 NEUROMetrix /1/                                                 43,400               1,615,782
                                                                                      7,506,804
DIAGNOSTIC KITS (0.11%)
 OraSure Technologies /1/                                        46,200                 508,662
DISTRIBUTION-WHOLESALE (2.26%)
 Aviall /1/                                                      58,000               1,829,900
 Beacon Roofing Supply /1/ /2/                                   53,800               1,466,588
 LKQ /1/                                                         45,900               1,390,770
 WESCO International /1/                                        138,980               5,524,455
                                                                                     10,211,713
DIVERSIFIED MANUFACTURING OPERATIONS (1.56%)
 ESCO Technologies /1/                                          163,200               7,060,032
DIVERSIFIED MINERALS (0.11%)
 Charles & Colvard /2/                                           21,544                 499,821
DRUG DELIVERY SYSTEMS (0.41%)
 Penwest Pharmaceuticals /1/ /2/                                116,100               1,841,346
E-COMMERCE-PRODUCTS (0.67%)
 NutriSystem /1/ /2/                                            100,200               3,002,994
E-MARKETING-INFORMATION (0.25%)
 24/7 Real Media /1/ /2/                                        176,616               1,128,576
E-SERVICES-CONSULTING (0.38%)
 Digital Insight /1/                                             53,602               1,598,948
 GSI Commerce /1/ /2/                                             7,500                 119,850
                                                                                      1,718,798
EDUCATIONAL SOFTWARE (0.55%)
 Blackboard /1/ /2/                                              88,762               2,494,212
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.06%)
 Benchmark Electronics /1/ /2/                                  170,950               4,801,986
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.63%)
 Cree /1/ /2/                                                    42,500               1,021,700
 Fairchild Semiconductor International /1/                       53,300                 820,820
                                                  Shares

                                                  Held                                 Value

-------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                                   $
 Ikanos Communications /1/ /2/                                   58,900                 928,264
 Microsemi /1/                                                  253,000               5,862,010
 Silicon Image /1/                                              280,900               2,578,662
 Zoran /1/                                                       45,400                 666,472
                                                                                     11,877,928
ELECTRONIC DESIGN AUTOMATION (0.19%)
 Ansoft /1/                                                      27,271                 872,672
ELECTRONIC SECURITY DEVICES (0.38%)
 American Science & Engineering /1/ /2/                          30,001               1,724,457
ELECTRONICS-MILITARY (1.07%)
 Engineered Support Systems                                     119,245               4,823,460
ENERGY-ALTERNATE SOURCES (0.31%)
 KFx /1/ /2/                                                     97,000               1,413,290
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.44%)
 EMCOR Group /1/                                                 32,200               1,964,200
ENTERPRISE SOFTWARE & SERVICE (0.51%)
 Hyperion Solutions /1/                                           4,700                 227,292
 Opnet Technologies /1/                                          82,600                 688,058
 Taleo /1/                                                        6,800                  78,540
 Ultimate Software Group /1/                                     77,700               1,320,123
                                                                                      2,314,013
ENTERTAINMENT SOFTWARE (0.71%)
 THQ /1/ /2/                                                    137,820               3,194,668
FIDUCIARY BANKS (1.07%)
 Investors Financial Services                                   126,700               4,837,406
HOTELS & MOTELS (0.39%)
 La Quinta /1/                                                   73,300                 612,055
 Orient-Express Hotels                                           41,000               1,156,200
                                                                                      1,768,255
HUMAN RESOURCES (1.63%)
 Gevity HR /2/                                                   41,400               1,065,636
 Korn/Ferry International /1/                                    71,800               1,236,396
 Labor Ready /1/                                                217,300               5,073,955
                                                                                      7,375,987
INDUSTRIAL AUTOMATION & ROBOTS (0.83%)
 Cognex                                                         131,200               3,749,696
INDUSTRIAL GASES (0.74%)
 Airgas                                                         118,200               3,341,514
INSTRUMENTS-CONTROLS (0.22%)
 Photon Dynamics /1/                                             58,200               1,013,262
INTERNET CONNECTIVE SERVICES (0.26%)
 Redback Networks /1/ /2/                                       109,976               1,155,848
INTERNET CONTENT-INFORMATION & NEWS (0.45%)
 iVillage /1/ /2/                                               274,270               2,015,885
INTERNET INFRASTRUCTURE EQUIPMENT (0.29%)
 Avocent /1/                                                     42,300               1,296,918
                                                  Shares

                                                  Held                                 Value

-------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET INFRASTRUCTURE SOFTWARE (0.15%)
                                                                                   $
 Opsware /1/ /2/                                                127,500                 655,350
INTERNET SECURITY (0.99%)
 RSA Security /1/ /2/                                           158,100               1,802,340
 Secure Computing /1/ /2/                                       198,500               2,378,030
 VASCO Data Security International /1/                           26,900                 287,292
                                                                                      4,467,662
INTERNET TELEPHONY (0.10%)
 j2 Global Communications /1/ /2/                                 9,700                 428,837
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.19%)
 Calamos Asset Management                                        34,604                 840,531
LASERS-SYSTEMS & COMPONENTS (0.50%)
 Ii-Vi /1/                                                      127,469               2,271,498
MACHINERY TOOLS & RELATED PRODUCTS (0.37%)
 Kennametal                                                      32,400               1,655,964
MACHINERY-CONSTRUCTION & MINING (0.79%)
 JLG Industries                                                  93,375               3,581,865
MACHINERY-GENERAL INDUSTRY (1.23%)
 Middleby /2/                                                    40,500               2,936,250
 Wabtec                                                          95,500               2,597,600
                                                                                      5,533,850
MEDICAL INSTRUMENTS (1.81%)
 Advanced Neuromodulation Systems /1/                            73,350               4,473,616
 ArthroCare /1/ /2/                                             100,300               3,684,019
                                                                                      8,157,635
MEDICAL LABORATORY & TESTING SERVICE (0.17%)
 Bio-Reference Labs /1/ /2/                                      40,600                 769,776
MEDICAL PRODUCTS (2.54%)
 INAMED /1/                                                      89,700               6,377,670
 ThermoGenesis /1/ /2/                                          156,079                 777,273
 Viasys Healthcare /1/                                          179,500               4,288,255
                                                                                     11,443,198
MEDICAL-BIOMEDICAL/GENE (3.97%)
 Affymetrix /1/ /2/                                              40,300               1,830,829
 Alexion Pharmaceuticals /1/                                     56,600               1,550,274
 Charles River Laboratories International /1/                    33,832               1,480,488
 Digene /1/                                                      39,942               1,206,249
 Illumina /1/ /2/                                                94,988               1,478,963
 Incyte /1/                                                     185,900                 927,641
 Keryx Biopharmaceuticals /1/                                    92,200               1,332,290
 LifeCell /1/ /2/                                                54,800                 887,760
 Martek Biosciences /1/ /2/                                      25,200                 777,924
 Protein Design Labs /1/                                        100,800               2,824,416
 Serologicals /1/ /2/                                            47,500                 925,300
 Telik /1/ /2/                                                  180,037               2,689,753
                                                                                     17,911,887
MEDICAL-DRUGS (1.67%)
 Cubist Pharmaceuticals /1/                                      61,700               1,246,957
 First Horizon Pharmaceutical /1/ /2/                           166,400               2,401,152
 Prestige Brands Holdings /1/                                    82,200                 990,510
 Salix Pharmaceuticals /1/                                       78,400               1,406,496
                                                  Shares

                                                  Held                                 Value

-------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (CONTINUED)
                                                                                   $
 Vaxgen /1/                                                     103,000               1,511,010
                                                                                      7,556,125
MEDICAL-GENERIC DRUGS (0.26%)
 Taro Pharmaceuticals Industries /1/ /2/                         53,200               1,170,400
MEDICAL-HOSPITALS (1.43%)
 Horizon Health /1/                                              61,156               1,213,335
 Symbion /1/                                                     22,724                 514,244
 United Surgical Partners International /1/ /2/                 131,550               4,716,068
                                                                                      6,443,647
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.34%)
 NovaMed /1/                                                    125,502                 878,640
 Radiation Therapy Services /1/                                  21,600                 648,864
                                                                                      1,527,504
METAL PROCESSORS & FABRICATION (0.17%)
 Sun Hydraulics /2/                                              33,630                 745,241
MISCELLANEOUS INVESTING (2.62%)
 BioMed Realty Trust                                             84,200               2,105,842
 Entertainment Properties Trust                                  31,800               1,275,180
 Mills                                                           68,700               3,675,450
 Ventas                                                         155,100               4,750,713
                                                                                     11,807,185
MOTION PICTURES & SERVICES (0.32%)
 Lions Gate Entertainment /1/ /2/                               150,050               1,440,480
NETWORKING PRODUCTS (1.11%)
 Atheros Communications /1/                                      89,400                 775,098
 Foundry Networks /1/                                           154,300               1,840,799
 Ixia /1/ /2/                                                   121,400               1,532,068
 NETGEAR /1/                                                     44,599                 871,910
                                                                                      5,019,875
OFFICE AUTOMATION & EQUIPMENT (0.34%)
 Global Imaging Systems /1/                                      43,327               1,542,874
OIL & GAS DRILLING (1.59%)
 Grey Wolf /1/ /2/                                              235,200               1,806,336
 Patterson-UTI Energy                                           137,100               4,679,223
 Pioneer Drilling /1/ /2/                                        39,900                 683,487
                                                                                      7,169,046
OIL COMPANY-EXPLORATION & PRODUCTION (2.91%)
 Carrizo Oil & Gas /1/                                           29,300                 760,042
 KCS Energy /1/ /2/                                             229,700               5,540,364
 Quicksilver Resources /1/                                      176,950               6,853,273
                                                                                     13,153,679
OIL FIELD MACHINERY & EQUIPMENT (0.40%)
 Dresser-Rand Group /1/                                          83,800               1,818,460
OIL-FIELD SERVICES (2.10%)
 Cal Dive International /1/                                      24,690               1,519,423
 Hornbeck Offshore Services /1/                                  17,100                 550,791
 Oceaneering International /1/                                    7,100                 341,652
 Superior Energy Services /1/ /2/                                38,100                 776,478
 Tetra Technologies /1/ /2/                                     224,925               6,291,152
                                                                                      9,479,496
                                                  Shares

                                                  Held                                 Value

-------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PATIENT MONITORING EQUIPMENT (0.62%)
                                                                                   $
 Aspect Medical Systems /1/ /2/                                  86,300               2,815,106
PHYSICAL THERAPY & REHABILITATION CENTERS (1.88%)
 Psychiatric Solutions /1/ /2/                                  154,949               8,475,710
PHYSICIAN PRACTICE MANAGEMENT (1.68%)
 Pediatrix Medical Group /1/                                     98,280               7,573,457
PROPERTY & CASUALTY INSURANCE (0.86%)
 Philadelphia Consolidated Holding /1/                           11,708               1,127,012
 Selective Insurance Group                                       36,000               1,976,760
 United America Indemnity /1/                                    41,466                 797,391
                                                                                      3,901,163
PUBLICLY TRADED INVESTMENT FUND (1.14%)
 iShares Russell 2000 Index Fund /2/                             80,800               5,163,928
RACETRACKS (0.13%)
 Speedway Motorsports                                            17,100                 606,366
RENTAL-AUTO & EQUIPMENT (0.39%)
 Aaron Rents                                                     89,500               1,763,150
RESPIRATORY PRODUCTS (1.06%)
 ResMed /1/                                                     125,070               4,768,919
RETAIL-APPAREL & SHOE (1.75%)
 Aeropostale /1/ /2/                                            141,150               2,758,071
 Chico's FAS /1/                                                107,000               4,230,780
 DSW /1/ /2/                                                     42,700                 889,014
                                                                                      7,877,865
RETAIL-MAIL ORDER (0.11%)
 Celebrate Express /1/                                           36,566                 498,029
RETAIL-MUSIC STORE (1.11%)
 Guitar Center /1/ /2/                                           96,531               5,030,230
RETAIL-PET FOOD & SUPPLIES (0.52%)
 PETCO Animal Supplies /1/                                      124,600               2,368,646
RETAIL-RESTAURANTS (2.53%)
 California Pizza Kitchen /1/ /2/                               137,800               4,410,978
 Checkers Drive-In Restaurant /1/                                47,500                 686,375
 CKE Restaurants /1/                                            261,300               3,323,736
 Panera Bread /1/                                                31,050               1,837,849
 Red Robin Gourmet Burgers /1/ /2/                               12,603                 607,843
 Sonic /1/                                                       19,108                 552,986
                                                                                     11,419,767
RETAIL-SPORTING GOODS (0.27%)
 Hibbett Sporting Goods /1/ /2/                                  46,552               1,221,059
SAVINGS & LOANS-THRIFTS (0.75%)
 BankUnited Financial                                            83,500               1,980,620
 Harbor Florida Bancshares                                       39,100               1,381,794
                                                                                      3,362,414
SCHOOLS (0.08%)
 Education Management /1/                                        11,900                 366,996
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.35%)
 Exar /1/                                                       133,350               1,678,877
 Micrel /1/ /2/                                                  67,900                 679,000
                                                  Shares

                                                  Held                                 Value

-------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (CONTINUED)
                                                                                   $
 Power Integrations /1/ /2/                                     104,100               2,197,551
 Standard Microsystems /1/                                       54,100               1,529,407
                                                                                      6,084,835
SEMICONDUCTOR EQUIPMENT (1.90%)
 ATMI /1/                                                        25,600                 699,136
 August Technology /1/                                           94,300                 958,088
 Credence Systems /1/                                           106,300                 818,510
 Photronics /1/ /2/                                             131,800               2,372,400
 Rudolph Technologies /1/                                        83,700               1,019,466
 Semitool /1/                                                   115,649               1,053,562
 Varian Semiconductor Equipment Associates /1/                   43,500               1,645,170
                                                                                      8,566,332
STEEL PRODUCERS (0.55%)
 Steel Dynamics /2/                                              79,600               2,465,212
STEEL-SPECIALTY (0.37%)
 Allegheny Technologies                                          57,500               1,650,825
TELECOMMUNICATION EQUIPMENT (1.18%)
 Arris Group /1/                                                174,400               1,442,288
 NICE Systems /1/                                                79,500               3,471,765
 Tut Systems /1/                                                128,800                 391,552
                                                                                      5,305,605
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.10%)
 C-COR.net /1/ /2/                                               26,985                 143,830
 Harmonic /1/                                                    66,700                 307,487
                                                                                        451,317
TELECOMMUNICATION SERVICES (0.48%)
 NeuStar /1/ /2/                                                 70,900               2,169,540
TEXTILE-PRODUCTS (0.03%)
 Dixie Group /1/                                                  8,800                 120,736
THERAPEUTICS (1.46%)
 Bioenvision /1/ /2/                                            110,399                 676,746
 CV Therapeutics /1/ /2/                                         38,200                 957,292
 Isis Pharmaceuticals /1/ /2/                                   149,100                 647,094
 Medicines /1/                                                   72,800               1,247,792
 MGI Pharma /1/                                                  40,400                 757,904
 Neurocrine Biosciences /1/ /2/                                  43,961               2,322,020
                                                                                      6,608,848
TRANSPORT-SERVICES (1.96%)
 HUB Group /1/                                                  135,500               4,928,135
 UTI Worldwide                                                   46,000               3,934,840
                                                                                      8,862,975
TRANSPORT-TRUCK (2.21%)
 Forward Air                                                     80,050               2,837,772
 Landstar System                                                141,300               5,442,876
 Old Dominion Freight Line /1/                                   47,469               1,679,928
                                                                                      9,960,576
VETERINARY DIAGNOSTICS (1.54%)
 VCA Antech /1/                                                 269,900               6,963,420
                                                  Shares

                                                  Held                                 Value

-------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.30%)
                                                                                   $
 Viasat /1/                                                      54,100               1,341,139
                                                   TOTAL COMMON STOCKS              435,630,981

                                                  Maturity

                                                  Amount                               Value

-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (12.37%)
  Morgan Stanley; 3.95%; dated 10/31/05 maturing
  11/01/05 (collateralized by U.S. Treasury
  Strips; $56,929,272; 02/15/26 - 02/15/27) /3/             $55,819,124            $ 55,813,000
                                           TOTAL REPURCHASE AGREEMENTS               55,813,000
                                                                                   ------------

                                 TOTAL PORTFOLIO INVESTMENTS (108.90%)              491,443,981
OTHER ASSETS AND LIABILITIES, NET (-8.90%)                                          (40,147,403)
                                            TOTAL NET ASSETS (100.00%)             $451,296,578
                                                                                   ---------------





                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP GROWTH FUND II
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP GROWTH FUND II
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 86,002,223
Unrealized Depreciation                       (26,174,290)
                                             ------------
Net Unrealized Appreciation (Depreciation)     59,827,933
Cost for federal income tax purposes         $431,616,048


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                      $125,156,483                     25.47%
 Financial                           92,432,172                     18.81
 Technology                          77,482,637                     15.77
 Industrial                          62,803,521                     12.78
 Consumer, Cyclical                  58,411,401                     11.88
 Energy                              33,033,971                      6.72
 Communications                      29,002,496                      5.90
 Basic Materials                      7,957,372                      1.62
 Funds                                5,163,928                      1.05
                TOTAL              $491,443,981                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           PREFERRED SECURITIES FUND
                                OCTOBER 31, 2005

                                            Shares

                                            Held                                Value

-----------------------------------------------------------------------------------------------
PREFERRED STOCKS (66.78%)
CELLULAR TELECOMMUNICATIONS (0.47%)
                                                                             $
 U.S. Cellular                                             64,800              1,695,168
COMMERCIAL BANKS (5.63%)
 ASBC Capital I                                            17,000                442,000
 Banco Santander Central Hispano                           80,000              2,016,000
 Banco Totta & Acores Finance                              44,930              1,149,929
 BancorpSouth Capital Trust I                              25,500                668,100
 Banesto Holdings                                          11,000                328,282
 Banknorth Capital Trust II                                27,600                712,908
 Chittenden Capital Trust I                                28,900                754,579
 Compass Capital III                                       57,100              1,462,902
 HSBC Holdings                                             36,200                883,642
 Lincoln National Capital V                                26,400                675,312
 Lincoln National Capital VI                              122,837              3,133,572
 National Commerce Capital Trust II                        35,300                921,111
 Provident Financial Group                                 48,300              1,276,931
 Royal Bank of Scotland Group  5.75%                       20,000                461,000
 Royal Bank of Scotland Group  6.35%                      149,632              3,749,778
 Royal Bank of Scotland Group  6.40%                       55,555              1,395,542
 Royal Bank of Scotland Group  7.875%                       3,000                 77,250
                                                                              20,108,838
DIVERSIFIED FINANCIAL SERVICES (3.17%)
 Citigroup Capital VII                                     34,700                887,626
 Citigroup Capital VIII                                   197,409              4,998,396
 Citigroup Capital IX                                      39,000                952,380
 Citigroup Capital XI                                      90,000              2,191,500
 General Electric Capital  5.875%                          60,900              1,508,493
 General Electric Capital  6.10%                            8,100                204,687
 Household Capital Trust VII                               23,100                595,518
                                                                              11,338,600
ELECTRIC-INTEGRATED (2.28%)
 Consolidated Edison 7.25%                                  3,000                 77,340
 Consolidated Edison 7.50%                                  4,000                101,840
 Dominion Resources                                        23,000              1,229,350
 DTE Energy Trust I                                        18,800                479,776
 Energy East Capital Trust I                               12,400                314,836
 Entergy Arkansas                                           2,400                 58,968
 Entergy Louisiana                                         52,500              1,351,350
 Entergy Mississippi                                       42,200              1,094,246
 FPL Group                                                  5,769                373,600
 Georgia Power  5.70%                                      11,400                282,720
 Georgia Power  5.75%                                       3,400                 81,600
 Georgia Power  5.90%                                      20,000                484,600
 Georgia Power  6.00%                                       2,900                 72,036
 Gulf Power Capital Trust III                               1,500                 38,550
 Mississippi Power                                         40,000                974,000
 Northern States Power                                     13,200                345,048
 Tennessee Valley Authority                                21,700                543,151
 Virginia Power Capital Trust II                            9,800                249,900
                                                                               8,152,911
FIDUCIARY BANKS (0.50%)
 BNY Capital V                                             74,300              1,787,658
FINANCE-COMMERCIAL (0.85%)
 CIT Group                                                120,000              3,026,400
                                            Shares

                                            Held                                Value

-----------------------------------------------------------------------------------------------

PREFERRED STOCKS (CONTINUED)
FINANCE-CONSUMER LOANS (1.43%)
                                                                             $
 HSBC Finance  6.00%                                       18,050                436,269
 HSBC Finance  6.875%                                     117,710              2,995,719
 SLM                                                       69,400              1,669,070
                                                                               5,101,058
FINANCE-INVESTMENT BANKER & BROKER (4.47%)
 JP Morgan Chase Capital X                                 85,400              2,196,488
 Lehman Brothers Holdings                                  58,500              1,506,375
 Lehman Brothers Holdings Capital
  Trust III                                                47,400              1,164,144
 Lehman Brothers Holdings Capital
  Trust IV                                                 11,200                272,496
 Lehman Brothers Holdings Capital
  Trust VI                                                 83,557              2,047,147
 Merrill Lynch Preferred Capital Trust III                  7,400                188,922
 Merrill Lynch Preferred Capital Trust IV                  42,300              1,094,301
 Merrill Lynch Preferred Capital Trust V                  109,894              2,857,244
 Morgan Stanley Capital Trust II                           75,400              1,903,096
 Morgan Stanley Capital Trust IV                           20,600                502,022
 St. Paul Capital Trust I                                  88,800              2,246,640
                                                                              15,978,875
FINANCE-MORTGAGE LOAN/BANKER (1.02%)
 Countrywide Financial                                    128,300              3,175,425
 Fannie Mae                                                10,800                453,938
                                                                               3,629,363
FINANCE-OTHER SERVICES (3.56%)
 ABN AMRO Capital Funding Trust V                         108,500              2,551,920
 ABN AMRO Capital Funding Trust VI                         12,352                306,206
 ABN AMRO Capital Funding Trust VII                       150,000              3,610,500
 BBVA Preferred Capital                                   112,100              2,861,913
 National Rural Utilities Cooperative
  Finance  5.95%                                          108,200              2,598,964
 National Rural Utilities Cooperative
  Finance  7.40%                                           18,800                476,016
 National Rural Utilities Cooperative
  Finance  7.625%                                          11,400                290,016
                                                                              12,695,535
FINANCIAL GUARANTEE INSURANCE (1.39%)
 Ambac Financial Group  5.875%                             57,000              1,379,970
 Ambac Financial Group  5.95%                              45,500              1,099,280
 Ambac Financial Group  7.00%                               1,500                 38,100
 Financial Security Assurance
  Holdings  6.25%                                          64,325              1,603,622
 Financial Security Assurance
  Holdings  6.875%                                          5,200                131,820
 PMI Group                                                 29,000                703,540
                                                                               4,956,332
FOOD-RETAIL (0.15%)
 Albertson's                                               22,094                534,675
GAS-DISTRIBUTION (0.15%)
 AGL Capital Trust II                                      21,400                539,280
LIFE & HEALTH INSURANCE (1.61%)
 Delphi Financial Group                                    31,200                814,320
 Hartford Life Capital II                                  38,000                957,220
 PLC Capital Trust IV                                      32,300                831,079
                                            Shares

                                            Held                                Value

-----------------------------------------------------------------------------------------------

PREFERRED STOCKS (CONTINUED)

LIFE & HEALTH INSURANCE (CONTINUED)
                                                                             $
 PLC Capital Trust V                                       17,400                429,258
 Prudential                                                90,900              2,299,770
 Torchmark Capital Trust I                                 15,900                404,973
                                                                               5,736,620
MEDICAL PRODUCTS (0.12%)
 Baxter International                                       7,895                427,672
MISCELLANEOUS INVESTING (10.55%)
 AMB Property                                              52,300              1,283,965
 AvalonBay Communities                                     16,100                433,090
 BRE Properties  6.75% Series C                            15,000                373,500
 BRE Properties  6.75% Series D                            13,376                334,400
 BRE Properties  8.08% Series B                             6,800                175,738
 CarrAmerica Realty                                        90,000              2,313,000
 Developers Diversified Realty  7.375%                      2,800                 70,420
 Developers Diversified Realty  7.50%                       7,700                195,195
 Developers Diversified Realty  8.00%                     123,600              3,188,880
 Developers Diversified Realty  8.60%                         800                 20,640
 Duke Realty  6.60%                                        48,000              1,188,000
 Duke Realty  7.99%                                        10,000                501,875
 Duke Realty  8.45%                                         2,600                 66,014
 Equity Office Properties Trust                            30,900                800,310
 Equity Residential                                        12,700                336,169
 Federal Realty Investment Trust                           88,700              2,268,059
 HRPT Properties Trust  Series A                           16,800                424,200
 HRPT Properties Trust  Series B                           87,003              2,259,468
 Kimco Realty                                               2,000                 50,920
 New Plan Excel Realty Trust  Series D                     95,900              4,899,895
 New Plan Excel Realty Trust  Series E                     46,500              1,197,840
 ProLogis  Series F                                         1,400                 34,563
 ProLogis  Series G                                        94,900              2,345,928
 PS Business Parks  7.60%                                   2,400                 60,000
 PS Business Parks  7.95%                                   4,700                121,260
 Public Storage  Series B                                   3,100                 79,143
 Public Storage  Series D                                   3,000                 68,430
 Public Storage  Series E                                  15,728                393,986
 Public Storage  Series R                                  29,000                741,820
 Public Storage  Series S                                  40,400              1,034,240
 Public Storage  Series T                                  28,200                719,100
 Public Storage  Series U                                  39,600              1,014,552
 Public Storage  Series V                                  38,800              1,000,652
 Realty Income                                              4,300                111,284
 Regency Centers  6.70%                                   129,400              3,073,250
 Regency Centers  7.25%                                    35,800                903,950
 Regency Centers  7.45%                                     5,100                129,891
 United Dominion Realty Trust                               3,100                 80,972
 Vornado Realty Trust  6.625%  Series G                    80,700              1,892,415
 Vornado Realty Trust  6.625%  Series I                    13,400                310,210
 Vornado Realty Trust  6.75%   Series F                    25,448                608,716
 Vornado Realty Trust  6.75%   Series H                    21,300                508,005
 Weingarten Realty Investors                                2,500                 64,075
                                                                              37,678,020
MONEY CENTER BANKS (1.42%)
 JPM Chase Capital XI                                       2,123                 49,508
 JPM Chase Capital XII                                     63,750              1,552,313
 JPM Chase Capital XVI                                    121,150              3,011,789
                                            Shares

                                            Held                                Value

-----------------------------------------------------------------------------------------------

PREFERRED STOCKS (CONTINUED)

MONEY CENTER BANKS (CONTINUED)
                                                                             $
 National Westminster Bank                                 17,500                446,075
                                                                               5,059,685
MORTGAGE BANKS (1.10%)
 Abbey National  7.25%                                     31,500                795,375
 Abbey National  7.375%                                    40,400              1,040,300
 Abbey National  7.375% Series B                           79,400              2,077,104
                                                                               3,912,779
MULTI-LINE INSURANCE (6.40%)
 AEGON                                                    276,500              6,942,915
 Hartford Capital III                                      67,200              1,711,584
 ING Groep  7.05%                                         101,438              2,601,885
 ING Groep  7.20%                                         173,100              4,467,711
 MetLife  5.875%                                           41,000                995,070
 MetLife  6.50%                                           116,400              2,932,116
 XL Capital  6.50%                                         98,300              2,112,467
 XL Capital  7.625%                                        43,700              1,107,795
                                                                              22,871,543
MULTIMEDIA (0.61%)
 Viacom                                                    61,500              1,550,415
 Walt Disney                                               25,200                642,600
                                                                               2,193,015
OIL COMPANY-EXPLORATION & PRODUCTION (0.51%)
 Nexen                                                     70,000              1,810,900
PIPELINES (0.30%)
 Dominion CNG Capital Trust I                              22,500                572,400
 TransCanada PipeLines                                     19,200                494,400
                                                                               1,066,800
PROPERTY & CASUALTY INSURANCE (2.24%)
 ACE                                                      120,000              3,133,200
 W.R. Berkley                                             205,700              4,883,318
                                                                               8,016,518
REGIONAL BANKS (8.67%)
 BAC Capital Trust I                                       53,000              1,348,320
 BAC Capital Trust II                                      25,000                631,250
 BAC Capital Trust III                                     11,700                304,200
 Bank One Capital Trust VI                                 43,300              1,096,356
 Comerica Capital Trust I                                  24,200                615,406
 Fleet Capital Trust IV                                    43,400              1,105,398
 Fleet Capital Trust IX                                     4,600                112,470
 Fleet Capital Trust VIII                                  16,600                424,960
 PNC Capital Trust D                                      111,200              2,679,920
 SunTrust Capital IV                                       35,500                905,250
 SunTrust Capital V                                        14,300                364,650
 U.S. Bancorp. Capital III                                 50,400              1,273,608
 Union Planter Preferred Funding                               10              1,149,688
 USB Capital IV                                            72,000              1,824,480
 USB Capital V                                             22,800                582,768
 USB Capital VI                                            96,500              2,213,710
 Wachovia                                                 325,900              8,945,955
 Wells Fargo Capital IX                                    89,200              2,075,684
 Wells Fargo Capital Trust IV                              22,600                576,752
 Wells Fargo Capital Trust V                               11,900                304,521
                                            Shares

                                            Held                                Value

-----------------------------------------------------------------------------------------------

PREFERRED STOCKS (CONTINUED)

REGIONAL BANKS (CONTINUED)
                                                                             $
 Wells Fargo Capital Trust VII                            103,400              2,442,308
                                                                              30,977,654
REINSURANCE (3.11%)
 Everest Re Capital Trust  6.20%                          107,400              2,388,576
 Everest Re Capital Trust  7.85%                           54,900              1,421,910
 PartnerRe  6.50%                                         107,600              2,579,172
 PartnerRe  6.75%                                          56,900              1,388,929
 PartnerRe Capital Trust I                                 22,300                570,880
 RenaissanceRe Holdings  6.08%                             43,500                933,075
 RenaissanceRe Holdings  7.30%                             35,800                911,110
 RenaissanceRe Holdings  8.10%                             35,500                895,665
                                                                              11,089,317
SPECIAL PURPOSE ENTITY (3.64%)
 Corporate-Backed Trust Certificates
   Series BER                                               6,700                 70,082
 Corporate-Backed Trust Certificates
   Series BLS                                              40,400              1,044,340
 Corporate-Backed Trust Certificates
   Series BMY                                              16,800                432,264
 Corporate-Backed Trust Certificates
   Series CIT                                              11,400                303,525
 Corporate-Backed Trust Certificates
   Series JPM                                              18,200                466,466
 Corporate-Backed Trust Certificates
   Series KEY  7.75%                                       14,800                380,212
 Corporate-Backed Trust Certificates for
  Allstate Financing Capital II                             2,100                 56,406
 Corporate-Backed Trust Certificates for
  BellSouth Telecommunications                             23,400                602,550
 Corporate-Backed Trust Certificates for
  DaimlerChrysler  Series DCX 7.25%                        19,000                463,980
 Corporate-Backed Trust Certificates for
  DaimlerChrysler  Series DCX 7.875%                       12,100                295,240
 Corporate-Backed Trust Certificates for
  First Union Institutional Capital I
   7.50%                                                    6,200                159,030
 Corporate-Backed Trust Certificates for
  First Union Institutional Capital I
   8.20%                                                    7,100                196,457
 Corporate-Backed Trust Certificates for
  Fleet Capital Trust II                                    4,000                104,920
 Corporate-Backed Trust Certificates for
  General Electric Capital Services                        15,200                389,272
 Corporate-Backed Trust Certificates for
  Goldman Sachs Capital I                                  12,900                305,601
 Corporate-Backed Trust Certificates for
  IBM  7.125%                                               2,000                 51,640
 Corporate-Backed Trust Certificates for
  IBM  7.20%                                                3,100                 80,042
 Corporate-Backed Trust Certificates for
  Safeco Capital I                                          3,700                 95,201
 Corporate-Backed Trust Certificates for
  Safeco Capital Trust I  8.70%                            66,913              1,736,392
 Corporate-Backed Trust Certificates for
  Safeco Capital Trust I  8.75%                             1,200                 35,112
 Corporate-Backed Trust Certificates for
  Southern Capital Trust I                                  2,500                 63,975
                                            Shares

                                            Held                                Value

-----------------------------------------------------------------------------------------------

PREFERRED STOCKS (CONTINUED)

SPECIAL PURPOSE ENTITY (CONTINUED)
 Corporate-Backed Trust Certificates for                                     $
  Verizon Global Funding  7.375%                           11,300                299,563
 Corporate-Backed Trust Certificates for
  Verizon Global Funding  7.625%                           22,100                581,451
 Corporate-Backed Trust Certificates for
  W.R. Berkley                                              2,000                 51,960
 Preferred Plus Trust  7.05%  MSD-1                        25,150                635,541
 Preferred Plus Trust  7.30%  BLS-1                        16,400                422,956
 Public Credit & Repackaged
  Securities Trust                                         11,000                280,610
 SATURNS  5.75%  Goldman Sachs                             10,900                249,610
 SATURNS  6.00%  Goldman Sachs                              3,000                 70,170
 SATURNS  6.25%  CSFB                                       8,400                210,000
 SATURNS  7.00%  CSFB                                      19,400                503,795
 SATURNS  7.125%  BellSouth                                30,800                782,320
 SATURNS  7.125%  IBM                                       7,200                186,120
 SATURNS  8.125%  Ford Motor Credit                         8,428                146,731
 SATURNS  8.25%  SAFC                                       2,500                 65,900
 SATURNS  8.25%  Safeco                                     6,300                165,753
 Trust Certificates 2001-2  IBM                            10,400                268,320
 Trust Certificates 2001-3 BellSouth                        7,900                204,215
 Trust Certificates 2001-4 BellSouth                       21,400                551,050
                                                                              13,008,772
TELEPHONE-INTEGRATED (1.43%)
 SBC Communications                                        18,800                477,520
 Telephone & Data Systems                                  74,301              1,891,703
 Verizon New England                                      103,678              2,620,980
 Verizon South                                              4,000                100,400
                                                                               5,090,603
                                          TOTAL PREFERRED STOCKS             238,484,591

                                            Principal

                                            Amount                              Value

-----------------------------------------------------------------------------------------------
BONDS (30.51%)
AGRICULTURAL OPERATIONS (0.56%)
 AgFirst Farm Credit Bank
                                                       $                     $
  7.30%; 12/15/08 /1/                                   2,000,000              1,999,720
COMMERCIAL BANKS (11.34%)
 BanPonce Trust I
  8.33%; 02/01/27                                       2,000,000              2,128,980
 Barclays Bank
  6.28%; 12/15/34                                      11,000,000             10,462,375
 CBA Capital Trust I
  5.81%; 12/31/49 /1/                                   6,500,000              6,617,195
 Centura Capital Trust I
  8.85%; 06/01/27 /1/                                   3,000,000              3,279,573
 First Empire Capital Trust I
  8.23%; 02/01/27                                       1,500,000              1,608,170
 First Security Capital I
  8.41%; 12/15/26                                       1,000,000              1,072,586
                                            Principal

                                            Amount                              Value

-----------------------------------------------------------------------------------------------

BONDS (CONTINUED)

COMMERCIAL BANKS (CONTINUED)
 HBOS
                                                       $                     $
  6.41%; 10/01/35 /1/                                   4,000,000              3,834,844
 NIB Capital Bank
  5.82%; 12/11/13 /1/ /2/                               1,000,000              1,016,691
 North Fork Capital Trust II
  8.00%; 12/15/27                                       3,450,000              3,745,920
 Popular North America Capital Trust I
  6.56%; 09/15/34                                       1,000,000              1,001,056
 Swedbank
  9.00%; 03/17/10 /1/ /2/                               2,000,000              2,283,164
 Westpac Capital Trust III
  5.82%; 09/30/13 /1/                                   1,300,000              1,320,397
 Zions Institiute Capital A Trust
  8.54%; 12/15/26                                       2,000,000              2,146,176
                                                                              40,517,127
ELECTRIC-INTEGRATED (0.28%)
 Georgia Power Capital Trust VI
  4.88%; 11/01/42                                       1,000,000                992,127
FINANCE-INVESTMENT BANKER & BROKER (0.47%)
 Goldman Sachs Group
  6.35%; 02/15/34                                         500,000                501,385
 JP Morgan Capital Trust I
  7.54%; 01/15/27                                       1,100,000              1,165,729
                                                                               1,667,114
FINANCE-MORTGAGE LOAN/BANKER (1.01%)
 Countrywide Capital I
  8.00%; 12/15/26                                       3,500,000              3,597,545
FINANCE-OTHER SERVICES (1.49%)
 Sun Life Canada U.S. Capital Trust
  8.53%; 05/06/17 /1/                                   4,900,000              5,305,161
LIFE & HEALTH INSURANCE (1.97%)
 Jefferson-Pilot Capital Trust A
  8.14%; 01/15/46 /1/                                   1,000,000              1,066,397
 MIC Financing Trust I
  8.38%; 02/01/27 /1/                                   1,000,000              1,029,179
 Prudential
  6.50%; 12/23/08                                       5,000,000              4,940,770
                                                                               7,036,346
MONEY CENTER BANKS (5.04%)
 BankAmerica Institute
  8.07%; 12/31/26 /1/                                     500,000                534,567
 Bankers Trust Institutional Capital Trust
  7.75%; 12/01/26 /1/                                   1,000,000              1,061,178
 BCI U.S. Funding Trust
  8.01%; 07/15/08 /1/                                   1,000,000              1,067,869
 BNP Paribas Capital Trust V
  7.20%; 09/30/49                                       1,900,000              1,942,959
 BT Capital Trust B
  7.90%; 01/15/27                                       1,500,000              1,591,307
 DBS Capital Funding
  7.66%; 03/15/49 /1/                                   1,500,000              1,657,714
 HBOS Capital Funding
  6.85%; 03/23/09                                       2,000,000              2,023,980
                                            Principal

                                            Amount                              Value

-----------------------------------------------------------------------------------------------

BONDS (CONTINUED)

MONEY CENTER BANKS (CONTINUED)
 Lloyds TSB Bank
                                                       $                     $
  6.90%; 11/22/07                                       5,990,000              6,107,823
 Royal Bank of Scotland Capital Trust
  6.80%; 12/05/49                                       2,000,000              2,019,400
                                                                              18,006,797
PROPERTY & CASUALTY INSURANCE (0.87%)
 Executive Risk Capital Trust
  8.68%; 02/01/27                                       1,000,000              1,075,263
 W.R. Berkley Capital Trust
  8.20%; 12/15/45                                       2,000,000              2,049,042
                                                                               3,124,305
REAL ESTATE MANAGEMENT & SERVICES (0.29%)
 SocGen Real Estate
  7.64%; 12/29/49 /1/ /2/                               1,000,000              1,046,401
REGIONAL BANKS (3.61%)
 BankBoston
  7.75%; 12/15/26                                       1,000,000              1,063,981
 KeyCorp Capital II
  6.88%; 03/17/29                                       5,000,000              5,377,625
 PNC Financial Services
  8.63%; 12/31/26                                       2,000,000              2,157,470
  8.88%; 03/15/27                                       1,000,000              1,089,202
 Union Planters Capital Trust A
  8.20%; 12/15/26                                       3,000,000              3,202,230
                                                                              12,890,508
REINSURANCE (0.30%)
 RenaissanceRe Capital Trust
  8.54%; 03/01/27                                       1,000,000              1,072,647
SAVINGS & LOANS-THRIFTS (1.41%)
 Dime Capital Trust I
  9.33%; 05/06/27                                       2,500,000              2,752,515
 Great Western Financial
  8.21%; 02/01/27                                       2,131,000              2,285,035
                                                                               5,037,550
SPECIAL PURPOSE ENTITY (1.87%)
 CA Preferred Fund Trust
  7.00%; 10/30/48                                       5,600,000              5,699,288




                            SCHEDULE OF INVESTMENTS
                           PREFERRED SECURITIES FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           PREFERRED SECURITIES FUND
                                OCTOBER 31, 2005



                                    Principal
                                    Amount         Value
--------------------------------------------------------------
BONDS (CONTINUED)

SPECIAL PURPOSE ENTITY (CONTINUED)
 Mangrove Bay Pass-Through Trust
  6.10%; 07/15/33 /1/                      $1,000,000            $    983,180
                                                                    6,682,468
                                         TOTAL BONDS              108,975,816
                                                                 ------------

                TOTAL PORTFOLIO INVESTMENTS (97.29%)              347,460,407
OTHER ASSETS AND LIABILITIES, NET (2.71%)                           9,666,270
                          TOTAL NET ASSETS (100.00%)             $357,126,677
                                                                 --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           PREFERRED SECURITIES FUND
                                OCTOBER 31, 2005


/1 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid. At the end of the period, the value of these securities totaled $34,103,230 or 9.55% of net assets.
/2 /Variable rate.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  1,581,863
Unrealized Depreciation                        (8,563,509)
                                             ------------
Net Unrealized Appreciation (Depreciation)     (6,981,646)
Cost for federal income tax purposes         $353,943,052



                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $322,503,597                     92.82%
 Utilities                            9,141,168                      2.63
 Communications                       8,978,786                      2.58
 Consumer,
 Non-cyclical                         2,962,067                      0.85
 Energy                               2,877,700                      0.83
 Government                             997,089                      0.29
                TOTAL              $347,460,407                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2010 FUND
                                OCTOBER 31, 2005


                                                      Shares

                                                      Held                             Value

-------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.98%)
PRINCIPAL INVESTORS FUND, INC. INSTITUTIONAL CLASS (99.98%) /1/
                                                                                    $
 Bond & Mortgage Securities Fund                              19,435,261             206,402,475
 Disciplined LargeCap Blend Fund                               4,448,198              63,920,600
 International Growth Fund                                     2,875,036              32,890,408
 LargeCap Growth Fund                                          3,751,639              26,599,123
 LargeCap Value Fund                                           1,613,031              18,324,027
 Money Market Fund                                            57,389,778              57,389,778
 Partners LargeCap Growth Fund II                              3,079,410              25,158,783
 Partners LargeCap Value Fund                                  2,442,562              33,072,289
 Preferred Securities Fund                                     5,106,444              54,026,175
 Real Estate Securities Fund                                   2,472,312              50,459,893
 SmallCap S&P 600 Index Fund                                   1,630,056              26,895,919
                                             TOTAL INVESTMENT COMPANIES              595,139,470
                                                                                    ------------

                                   TOTAL PORTFOLIO INVESTMENTS (99.98%)              595,139,470
OTHER ASSETS AND LIABILITIES, NET (0.02%)                                                133,266
                                             TOTAL NET ASSETS (100.00%)             $595,272,736
                                                                                    --------------



/1 /Affiliated securities.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 42,111,233
Unrealized Depreciation                        (5,545,662)
                                             ------------
Net Unrealized Appreciation (Depreciation)     36,565,571
Cost for federal income tax purposes         $558,573,899


                  INVESTMENTS BY FUND TYPE (UNAUDITED)
 Fund Type                         Value                   Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Fixed Income Funds              $260,428,650                   43.76%
 Domestic Equity
 Funds                            244,430,635                   41.07
 Money Market Funds                57,389,777                    9.64
 International Equity
 Funds                             32,890,408                    5.53
                TOTAL            $595,139,470                  100.00%
                                -----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2020 FUND
                                OCTOBER 31, 2005


                                                      Shares

                                                      Held                             Value

-------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.82%)
PRINCIPAL INVESTORS FUND, INC. INSTITUTIONAL CLASS (99.82%) /1/
                                                                                    $
 Bond & Mortgage Securities Fund                              23,407,686             248,589,631
 Disciplined LargeCap Blend Fund                              11,604,131             166,751,359
 International Growth Fund                                     8,382,718              95,898,294
 LargeCap Growth Fund                                          8,828,273              62,592,454
 LargeCap Value Fund                                           3,770,672              42,834,838
 Partners LargeCap Growth Fund II                              7,267,915              59,378,865
 Partners LargeCap Value Fund                                  5,398,603              73,097,079
 Partners SmallCap Growth Fund III /2/                         1,379,501              15,160,716
 Preferred Securities Fund                                     9,206,584              97,405,658
 Real Estate Securities Fund                                   4,264,687              87,042,253
 SmallCap S&P 600 Index Fund                                   1,428,371              23,568,122
 SmallCap Value Fund                                             883,364              15,494,206
                                             TOTAL INVESTMENT COMPANIES              987,813,475
                                                                                    ------------

                                   TOTAL PORTFOLIO INVESTMENTS (99.82%)              987,813,475
OTHER ASSETS AND LIABILITIES, NET (0.18%)                                              1,766,024
                                             TOTAL NET ASSETS (100.00%)             $989,579,499
                                                                                    --------------



/1// /Affiliated securities.
/2 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 77,209,362
Unrealized Depreciation                        (8,611,595)
                                             ------------
Net Unrealized Appreciation (Depreciation)     68,597,767
Cost for federal income tax purposes         $919,215,708


                  INVESTMENTS BY FUND TYPE (UNAUDITED)
 Fund Type                         Value                   Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Domestic Equity
 Funds                           $545,919,893                   55.27%
 Fixed Income Funds               345,995,288                   35.02
 International Equity
 Funds                             95,898,294                    9.71
                TOTAL            $987,813,475                  100.00%
                                -----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2030 FUND
                                OCTOBER 31, 2005


                                                      Shares

                                                      Held                             Value

-------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.85%)
PRINCIPAL INVESTORS FUND, INC. INSTITUTIONAL CLASS (99.85%) /1/
                                                                                    $
 Bond & Mortgage Securities Fund                              14,256,434             151,403,326
 Disciplined LargeCap Blend Fund                              10,781,780             154,934,183
 International Growth Fund                                     8,329,709              95,291,875
 LargeCap Growth Fund                                          8,422,339              59,714,385
 LargeCap Value Fund                                           3,643,919              41,394,921
 Partners LargeCap Growth Fund II                              6,925,375              56,580,312
 Partners LargeCap Value Fund                                  5,476,517              74,152,034
 Partners SmallCap Growth Fund III /2/                         1,477,158              16,233,969
 Preferred Securities Fund                                     3,993,792              42,254,321
 Real Estate Securities Fund                                   3,205,554              65,425,359
 SmallCap S&P 600 Index Fund                                   1,408,193              23,235,184
 SmallCap Value Fund                                             949,231              16,649,513
                                             TOTAL INVESTMENT COMPANIES              797,269,382
                                                                                    ------------

                                   TOTAL PORTFOLIO INVESTMENTS (99.85%)              797,269,382
OTHER ASSETS AND LIABILITIES, NET (0.15%)                                              1,235,603
                                             TOTAL NET ASSETS (100.00%)             $798,504,985
                                                                                    --------------



/1 /Affiliated securities.
/2 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 77,709,094
Unrealized Depreciation                        (4,658,036)
                                             ------------
Net Unrealized Appreciation (Depreciation)     73,051,058
Cost for federal income tax purposes         $724,218,324


                  INVESTMENTS BY FUND TYPE (UNAUDITED)
 Fund Type                         Value                   Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Domestic Equity
 Funds                           $508,319,860                   63.76%
 Fixed Income Funds               193,657,647                   24.29
 International Equity
 Funds                             95,291,875                   11.95
                TOTAL            $797,269,382                  100.00%
                                -----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2040 FUND
                                OCTOBER 31, 2005


                                                      Shares

                                                      Held                            Value

------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.82%)
PRINCIPAL INVESTORS FUND, INC. INSTITUTIONAL CLASS (99.82%) /1/
                                                                                   $
 Bond & Mortgage Securities Fund                              4,241,001              45,039,427
 Disciplined LargeCap Blend Fund                              5,232,370              75,189,163
 International Growth Fund                                    3,772,657              43,159,200
 LargeCap Growth Fund                                         4,249,714              30,130,474
 LargeCap Value Fund                                          1,831,464              20,805,428
 Partners LargeCap Growth Fund II                             3,474,832              28,389,380
 Partners LargeCap Value Fund                                 2,739,859              37,097,695
 Partners SmallCap Growth Fund III /2/                          785,486               8,632,487
 Preferred Securities Fund                                    1,172,026              12,400,031
 Real Estate Securities Fund                                    856,328              17,477,661
 SmallCap S&P 600 Index Fund                                    732,292              12,082,811
 SmallCap Value Fund                                            502,238               8,809,246
                                            TOTAL INVESTMENT COMPANIES              339,213,003
                                                                                   ------------

                                  TOTAL PORTFOLIO INVESTMENTS (99.82%)              339,213,003
OTHER ASSETS AND LIABILITIES, NET (0.18%)                                               623,107
                                            TOTAL NET ASSETS (100.00%)             $339,836,110
                                                                                   --------------



/1 /Affiliated securities.
/2 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 30,247,032
Unrealized Depreciation                        (1,707,046)
                                             ------------
Net Unrealized Appreciation (Depreciation)     28,539,986
Cost for federal income tax purposes         $310,673,017


                  INVESTMENTS BY FUND TYPE (UNAUDITED)
 Fund Type                         Value                   Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Domestic Equity
 Funds                           $238,614,345                   70.34%
 Fixed Income Funds                57,439,458                   16.93
 International Equity
 Funds                             43,159,200                   12.73
                TOTAL            $339,213,003                  100.00%
                                -----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PRINCIPAL LIFETIME 2050 FUND
                                OCTOBER 31, 2005


                                                    Shares

                                                    Held                            Value

----------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.34%)
PRINCIPAL INVESTORS FUND, INC. INSTITUTIONAL CLASS (99.34%) /1/
                                                                                 $
 Bond & Mortgage Securities Fund                              964,170              10,239,486
 Disciplined LargeCap Blend Fund                            2,721,980              39,114,851
 International Growth Fund                                  2,147,517              24,567,595
 LargeCap Growth Fund                                       2,142,827              15,192,644
 LargeCap Value Fund                                          907,378              10,307,811
 Partners LargeCap Growth Fund II                           1,757,804              14,361,262
 Partners LargeCap Value Fund                               1,402,590              18,991,066
 Partners SmallCap Growth Fund III /2/                        430,595               4,732,235
 Preferred Securities Fund                                    329,286               3,483,850
 Real Estate Securities Fund                                  174,978               3,571,300
 SmallCap S&P 600 Index Fund                                  382,822               6,316,556
 SmallCap Value Fund                                          275,621               4,834,388
                                          TOTAL INVESTMENT COMPANIES              155,713,044
                                                                                 ------------

                                TOTAL PORTFOLIO INVESTMENTS (99.34%)              155,713,044
OTHER ASSETS AND LIABILITIES, NET (0.66%)                                           1,029,593
                                          TOTAL NET ASSETS (100.00%)             $156,742,637
                                                                                 --------------



/1 /Affiliated securities.
/2 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 14,608,709
Unrealized Depreciation                          (739,661)
                                             ------------
Net Unrealized Appreciation (Depreciation)     13,869,048
Cost for federal income tax purposes         $141,843,996


                  INVESTMENTS BY FUND TYPE (UNAUDITED)
 Fund Type                         Value                   Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Domestic Equity
 Funds                           $117,422,113                   75.41%
 International Equity
 Funds                             24,567,595                   15.78
 Fixed Income Funds                13,723,336                    8.81
                TOTAL            $155,713,044                  100.00%
                                -----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    PRINCIPAL LIFETIME STRATEGIC INCOME FUND
                                OCTOBER 31, 2005


                                                      Shares

                                                      Held                             Value

-------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.68%)
PRINCIPAL INVESTORS FUND, INC. INSTITUTIONAL CLASS (99.68%) /1/
                                                                                    $
 Bond & Mortgage Securities Fund                               9,748,138             103,525,226
 Disciplined LargeCap Blend Fund                               1,053,752              15,142,415
 International Growth Fund                                       942,515              10,782,369
 LargeCap Growth Fund                                            912,549               6,469,969
 LargeCap Value Fund                                             386,102               4,386,116
 Money Market Fund                                            65,109,025              65,109,025
 Partners LargeCap Growth Fund II                                720,582               5,887,157
 Partners LargeCap Value Fund                                    580,056               7,853,954
 Preferred Securities Fund                                     2,719,889              28,776,422
 Real Estate Securities Fund                                     857,270              17,496,890
 SmallCap S&P 600 Index Fund                                     344,490               5,684,088
                                             TOTAL INVESTMENT COMPANIES              271,113,631
                                                                                    ------------

                                   TOTAL PORTFOLIO INVESTMENTS (99.68%)              271,113,631
OTHER ASSETS AND LIABILITIES, NET (0.32%)                                                873,023
                                             TOTAL NET ASSETS (100.00%)             $271,986,654
                                                                                    --------------



/1 /Affiliated securities.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 12,732,848
Unrealized Depreciation                        (2,954,481)
                                             ------------
Net Unrealized Appreciation (Depreciation)      9,778,367
Cost for federal income tax purposes         $261,335,264


                  INVESTMENTS BY FUND TYPE (UNAUDITED)
 Fund Type                         Value                   Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Fixed Income Funds              $132,301,649                   48.80%
 Money Market Funds                65,109,025                   24.01
 Domestic Equity
 Funds                             62,920,588                   23.21
 International Equity
 Funds                             10,782,369                    3.98
                TOTAL            $271,113,631                  100.00%
                                -----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          REAL ESTATE SECURITIES FUND
                                OCTOBER 31, 2005


                                            Shares

                                            Held                                  Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (97.68%)
PUBLICLY TRADED INVESTMENT FUND (2.13%)
 iShares Cohen & Steers Realty Majors                                         $
  Index Fund /1/                                           203,082              14,565,041
 iShares Dow Jones US Real Estate
  Index Fund /1/                                            29,100               1,810,311
                                                                                16,375,352
REAL ESTATE INVESTMENT TRUSTS (95.55%)
 Acadia Realty Trust                                       289,129               5,493,451
 AMB Property                                              335,835              14,837,190
 Archstone-Smith Trust                                     580,000              23,530,600
 Arden Realty                                               53,200               2,401,448
 AvalonBay Communities                                     471,714              40,685,333
 BioMed Realty Trust /1/                                   524,174              13,109,592
 Boston Properties                                         520,931              36,058,844
 Brookfield Properties                                     885,350              25,940,755
 Camden Property Trust                                     156,738               8,832,186
 Capital Automotive                                        101,262               3,910,738
 CBL & Associates Properties                               566,556              21,160,867
 CenterPoint Properties Trust                              153,719               7,003,438
 Corporate Office Properties Trust /1/                     445,931              15,500,562
 Developers Diversified Realty                             484,419              21,159,422
 Eastgroup Properties                                      140,540               6,141,598
 Equity Office Properties Trust                            677,839              20,877,441
 Equity Residential Properties Trust                       531,000              20,841,750
 Essex Property Trust                                      139,400              12,529,272
 Federal Realty Investment Trust /1/                       116,419               7,060,812
 General Growth Properties                                 884,998              37,594,715
 Host Marriott                                           1,537,540              25,815,297
 Kilroy Realty                                             278,861              15,658,045
 Kimco Realty                                            1,018,200              30,159,084
 LaSalle Hotel Properties                                  490,748              17,367,572
 Macerich                                                  163,600              10,514,572
 Mid-America Apartment Communities /1/                     122,300               5,705,295
 Pan Pacific Retail Properties                             258,069              16,387,382
 ProLogis                                                  695,150              29,891,450
 Public Storage                                            471,300              31,200,060
 Regency Centers                                           187,800              10,454,826
 Simon Property Group                                      781,775              55,990,725
 SL Green Realty                                           551,245              37,501,197
 Starwood Hotels & Resorts Worldwide                       480,200              28,058,086
 Sunstone Hotel Investors                                  190,621               4,269,910
 Tanger Factory Outlet Centers                             160,982               4,328,806
 United Dominion Realty Trust                              269,215               5,957,728
 Ventas                                                    696,986              21,348,681
 Vornado Realty Trust                                      503,500              40,783,500
                                                                               736,062,230
                                              TOTAL COMMON STOCKS              752,437,582

                                            Principal

                                            Amount                                Value

--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.02%)
FINANCE-MORTGAGE LOAN/BANKER (3.02%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                       $                      $
  3.72%; 11/01/05                                       23,302,090              23,302,090
                                           TOTAL COMMERCIAL PAPER               23,302,090







                                            Maturity

                                            Amount                                Value

--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.61%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by
  U.S. Treasury Strips; $12,634,743;                                          $
  02/15/26 - 02/15/27) /2/                             $12,388,359              12,387,000
                                      TOTAL REPURCHASE AGREEMENTS               12,387,000
                                                                              ------------

                            TOTAL PORTFOLIO INVESTMENTS (102.31%)              788,126,672
OTHER ASSETS AND LIABILITIES, NET (-2.31%)                                     (17,821,489)
                                       TOTAL NET ASSETS (100.00%)             $770,305,183
                                                                              ---------------


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          REAL ESTATE SECURITIES FUND
                                OCTOBER 31, 2005


/1 /Security or a portion of the security was on loan at the end of the period. /2 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $166,869,568
Unrealized Depreciation                        (4,377,939)
                                             ------------
Net Unrealized Appreciation (Depreciation)    162,491,629
Cost for federal income tax purposes         $625,635,043


                  INVESTMENTS BY REIT TYPE (UNAUDITED)
 REIT Type                         Value                   Percentage of
                                                            Total Value
-------------------------------------------------------------------------------
 Office & Industrial
 REITs                           $192,839,207                   24.47%
 Mall REITs                       129,589,685                   16.44
 Apartment REITs                  118,082,164                   14.98
 Shopping Center
 REITs                             90,714,977                   11.51
 Hotel REITs                       75,510,865                    9.58
 Diversified REITs                 70,634,993                    8.96
 Other Investments                 52,064,442                    6.61
 Self Storage REITs                31,200,060                    3.96
 Healthcare REITs                  21,348,681                    2.71
 Mortgage, Mixed Use
 & Miscellaneous
 REITs                              6,141,598                    0.78
                TOTAL            $788,126,672                  100.00%
                                -----------------             ------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SHORT-TERM BOND FUND
                                OCTOBER 31, 2005

                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (91.07%)
AEROSPACE & DEFENSE (0.31%)
 Northrop Grumman
                                                         $                       $
  4.08%; 11/16/06                                             170,000                 168,639
  7.00%; 03/01/06                                             275,000                 277,274
 Raytheon
  6.75%; 08/15/07                                             131,000                 134,796
                                                                                      580,709
AGRICULTURAL OPERATIONS (0.63%)
 Bunge Limited Finance
  4.38%; 12/15/08                                             700,000                 686,601
 Cargill
  3.63%; 03/04/09 /1/                                         525,000                 503,959
                                                                                    1,190,560
AIRLINES (0.09%)
 Southwest Airlines
  5.50%; 11/01/06                                             175,000                 176,192
ASSET BACKED SECURITIES (4.64%)
 Bear Stearns Asset Backed Securities
  4.28%; 02/25/35 /2/                                         450,000                 450,312
  4.64%; 03/25/34 /2/                                         565,000                 564,976
 Chase Funding Mortgage Loan Asset Backed
  Certificates
  4.27%; 12/25/33 /2/                                         670,068                 670,714
  4.34%; 08/25/28                                              99,320                  98,937
  4.88%; 08/25/28                                              36,831                  36,737
 Countrywide Asset Backed Certificates
  3.61%; 04/25/30                                              98,569                  98,215
  4.32%; 11/25/35                                             425,000                 425,067
  4.32%; 10/25/35 /2/                                         350,000                 345,502
  4.34%; 10/28/35 /2/ /3/                                     800,000                 800,000
 Countrywide Home Equity Loan
  Trust
  4.12%; 12/15/35 /2/ /3/                                     400,000                 400,000
 Equity One ABS
  4.26%; 07/25/34 /2/                                         500,000                 496,458
 Financial Asset Securities Corp.
  AAA Trust
  4.33%; 02/27/35 /1/ /2/                                     375,000                 375,208
 Master Asset Backed Securities Trust
  4.54%; 03/25/35 /2/                                         575,000                 574,579
 Morgan Stanley ABS Capital I
  4.26%; 12/25/34 /2/                                          50,000                  50,054
  4.32%; 09/25/35 /2/ /3/                                     800,000                 800,000
  4.33%; 11/25/34 /2/                                         200,000                 200,307
 Nomura Asset Acceptance
  4.27%; 06/25/35 /2/                                         379,304                 379,289
 Popular Asset Backed Securities Mortgage
  Pass-Through Trust
  4.20%; 11/25/35 /2/ /3/                                     475,000                 475,000
 Residential Asset Mortgage Products
  4.27%; 12/25/34 /2/                                         450,000                 450,588
 SACO I Trust
  4.31%; 04/25/35 /2/                                         437,549                 437,532
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ASSET BACKED SECURITIES (CONTINUED)
 Structured Asset Securities
                                                         $                       $
  4.26%; 03/25/35 /2/                                         675,000                 675,333
                                                                                    8,804,808
AUTO-CARS & LIGHT TRUCKS (0.73%)
 DaimlerChrysler Holding
  4.03%; 03/07/07 /2/                                         450,000                 449,204
  4.43%; 05/24/06 /2/                                         420,000                 421,056
  7.25%; 01/18/06                                             250,000                 251,333
 Nissan Motor Acceptance
  4.63%; 03/08/10 /1/                                         270,000                 262,682
                                                                                    1,384,275
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.11%)
 Navistar International
  9.38%; 06/01/06                                             200,000                 203,500
AUTOMOBILE SEQUENTIAL (3.40%)
 Capital Auto Receivables Asset Trust
  3.58%; 10/16/06                                             387,115                 386,604
  4.34%; 06/15/10 /2/                                         185,000                 186,043
 Chase Manhattan Auto Owner Trust
  2.06%; 12/15/09                                           1,425,000               1,383,749
  4.21%; 01/15/09                                             538,583                 538,302
  4.24%; 09/15/08                                              68,787                  68,719
 DaimlerChrysler Auto Trust
  2.88%; 10/08/09                                             200,000                 197,217
  3.09%; 01/08/08                                             313,993                 311,518
 Ford Credit Auto Owner Trust
  2.70%; 06/15/07                                             785,951                 781,244
 Honda Auto Receivables Owner Trust
  2.70%; 03/17/08                                             374,627                 370,447
 M&I Auto Loan Trust
  3.04%; 10/20/08                                             402,249                 399,910
 Nissan Auto Receivables Owner Trust
  1.89%; 12/15/06                                              10,878                  10,866
  2.70%; 12/17/07                                           1,000,000                 987,799
  3.33%; 01/15/08                                             413,776                 412,916
 WFS Financial Owner Trust
  4.50%; 05/17/13                                             425,000                 417,552
                                                                                    6,452,886
BEVERAGES-WINE & SPIRITS (0.06%)
 Diageo Capital
  3.38%; 03/20/08                                             115,000                 111,217
BREWERY (0.50%)
 Coors Brewing
  6.38%; 05/15/12                                             225,000                 237,492
 Miller Brewing
  4.25%; 08/15/08 /1/                                         720,000                 705,623
                                                                                      943,115
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.49%)
 MacMillan Bloedel
  6.75%; 02/15/06                                             375,000                 377,015
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (CONTINUED)
 Masco
                                                         $                       $
  4.05%; 03/09/07 /1/ /2 /                                    550,000                 551,227
                                                                                      928,242
CABLE TV (0.38%)
 Comcast
  5.50%; 03/15/11                                             350,000                 350,345
 Cox Communications
  4.63%; 01/15/10                                             375,000                 361,862
                                                                                      712,207
CASINO HOTELS (0.34%)
 Harrah's Operating
  7.50%; 01/15/09                                             410,000                 435,965
 MGM Mirage
  6.75%; 08/01/07                                             200,000                 202,000
                                                                                      637,965
CELLULAR TELECOMMUNICATIONS (0.67%)
 America Movil
  4.84%; 04/27/07 /2/                                         400,000                 400,800
 AT&T Wireless Services
  7.35%; 03/01/06                                             245,000                 247,124
 Cingular Wireless
  5.63%; 12/15/06                                             170,000                 171,523
 Verizon Wireless Capital
  5.38%; 12/15/06                                             455,000                 457,511
                                                                                    1,276,958
CHEMICALS-DIVERSIFIED (0.19%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                             145,000                 145,669
 Lyondell Chemical
  9.63%; 05/01/07                                             200,000                 209,000
                                                                                      354,669
COATINGS & PAINT (0.13%)
 Valspar
  6.00%; 05/01/07                                             235,000                 237,900
COMMERCIAL BANKS (0.67%)
 AmSouth Bank
  2.82%; 11/03/06                                             165,000                 161,862
 ANZ National Bank International
  4.21%; 04/14/08 /1/ /2/                                     350,000                 350,319
 Key Bank
  3.86%; 11/03/09 /2/                                         300,000                 300,436
 Union Planters Bank
  5.13%; 06/15/07                                             185,000                 185,367
 Wachovia Bank
  7.80%; 08/18/10                                             250,000                 280,447
                                                                                    1,278,431
COMMERCIAL MORTGAGE BACKED SECURITY (1.46%)
 ACT Depositors
  4.30%; 09/22/41 /1/ /2/ /3/ /6/                             775,000                 775,000
 Bear Stearns Alt-A Trust
  4.32%; 07/25/35 /2/                                         116,224                 116,215
 Structured Adjustable Rate Mortgage
  Loan Trust
  4.29%; 03/25/35 /2/                                         425,000                 424,635
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMMERCIAL MORTGAGE BACKED SECURITY (CONTINUED)
 Structured Adjustable Rate Mortgage
  Loan Trust (continued)
  4.70%; 07/25/34 /2/                                    $  1,000,000            $    981,837
  4.74%; 08/25/34 /2/                                         473,546                 474,066
                                                                                    2,771,753
COMMERCIAL SERVICE-FINANCE (0.05%)
 Equifax
  4.95%; 11/01/07                                              90,000                  90,067
COMMERCIAL SERVICES (0.15%)
 Aramark Services
  5.00%; 06/01/12                                             300,000                 288,957
COMPUTER SERVICES (0.06%)
 Affiliated Computer Services
  4.70%; 06/01/10                                             115,000                 109,751
CREDIT CARD ASSET BACKED SECURITIES (3.26%)
 American Express Credit Account Master Trust
  4.37%; 09/15/10 /2/                                         250,000                 251,361
 Bank One Issuance Trust
  4.34%; 12/15/10 /2/                                         750,000                 754,188
 Capital One Multi-Asset Execution Trust
  4.19%; 12/15/09 /2/                                         405,000                 405,488
 Chase Credit Card Master Trust
  4.17%; 05/15/09 /2/                                         450,000                 449,969
  4.30%; 01/17/11 /2/                                         750,000                 753,941
 Citibank Credit Card Issuance Trust
  4.29%; 06/25/09 /2/                                         300,000                 300,869
 Citibank Credit Card Master Trust I
  5.88%; 03/10/11                                             700,000                 721,629
 Discover Card Master Trust I
  4.15%; 04/16/10 /2/                                         350,000                 349,560
  5.15%; 10/15/09                                             923,000                 928,359
  6.05%; 08/18/08                                           1,085,000               1,089,751
 GE Capital Credit Card Master Note Trust
  4.14%; 03/15/13 /2/                                         175,000                 174,982
                                                                                    6,180,097
DATA PROCESSING & MANAGEMENT (0.32%)
 Certegy
  4.75%; 09/15/08                                             600,000                 598,301
DIVERSIFIED FINANCIAL SERVICES (0.75%)
 General Electric Capital
  3.75%; 12/15/09                                             150,000                 143,480
  3.80%; 03/04/08 /2/                                         300,000                 300,003
  3.84%; 01/15/08 /2/                                          75,000                  75,046
  3.85%; 02/02/09 /2/                                         345,000                 345,986
 NiSource Finance
  3.20%; 11/01/06                                             155,000                 152,439
  7.63%; 11/15/05                                             400,000                 400,416
                                                                                    1,417,370
DIVERSIFIED MANUFACTURING OPERATIONS (0.18%)
 Dover
  6.45%; 11/15/05                                             100,000                 100,058
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
 Tyco International Group
                                                         $                       $
  6.13%; 01/15/09                                             240,000                 247,389
                                                                                      347,447
ELECTRIC-INTEGRATED (4.13%)
 Alabama Power
  2.80%; 12/01/06                                              85,000                  83,289
  4.03%; 08/25/09 /2/                                         180,000                 180,377
 American Electric Power
  6.13%; 05/15/06                                             450,000                 452,890
 Consolidated Edison
  3.63%; 08/01/08                                             155,000                 150,132
 Constellation Energy Group
  6.13%; 09/01/09                                             425,000                 437,011
 Dominion Resources
  4.09%; 05/15/06 /2/                                         175,000                 175,233
  4.30%; 09/28/07 /2/                                         270,000                 270,014
 DTE Energy
  6.45%; 06/01/06                                             100,000                 100,932
 Entergy Louisiana
  5.83%; 11/01/10                                             400,000                 397,230
 Exelon
  4.45%; 06/15/10                                             300,000                 288,510
 FPL Group Capital
  3.25%; 04/11/06                                             185,000                 183,929
  4.09%; 02/16/07                                             200,000                 198,188
 Georgia Power
  3.98%; 02/17/09 /2/                                         195,000                 195,429
 Kansas Gas & Electric
  6.20%; 01/15/06                                             460,000                 461,384
 MidAmerican Energy Holdings
  4.63%; 10/01/07                                             315,000                 312,656
 Niagara Mohawk Power
  7.75%; 05/15/06                                             205,000                 208,444
 Northeast Utilities
  3.30%; 06/01/08                                             250,000                 238,619
 Oncor Electric Delivery
  5.00%; 09/01/07                                             170,000                 169,736
 Pepco Holdings
  5.50%; 08/15/07                                             130,000                 131,072
 Pinnacle West Capital
  6.40%; 04/01/06                                             275,000                 276,981
 Progress Energy
  5.85%; 10/30/08                                             175,000                 178,070
  6.75%; 03/01/06                                             390,000                 392,466
 PSEG Power
  3.75%; 04/01/09                                             525,000                 500,724
 Public Service Company of Colorado
  4.38%; 10/01/08                                             190,000                 187,271
 Scottish Power
  4.91%; 03/15/10                                             450,000                 445,330
 Southern California Edison
  6.38%; 01/15/06                                             500,000                 501,736
 TXU
  6.38%; 06/15/06                                             125,000                 125,904
 TXU Energy
  6.13%; 03/15/08                                             225,000                 228,118
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 Virginia Electric & Power
                                                         $                       $
  5.75%; 03/31/06                                              75,000                  75,312
 Wisconsin Electric Power
  3.50%; 12/01/07                                             295,000                 287,232
                                                                                    7,834,219
FEDERAL & FEDERALLY SPONSORED CREDIT (1.00%)
 Federal Farm Credit Bank
  3.00%; 04/15/08                                           1,965,000               1,889,304
FINANCE-AUTO LOANS (0.51%)
 American Honda Finance
  3.91%; 03/08/07 /1/ /2/                                     450,000                 450,549
 Ford Motor Credit
  6.88%; 02/01/06                                             100,000                  99,949
 General Motors Acceptance
  4.68%; 05/18/06 /2/                                         225,000                 223,685
 Toyota Motor Credit
  2.80%; 01/18/06                                             185,000                 184,437
                                                                                      958,620
FINANCE-COMMERCIAL (0.52%)
 CIT Group
  3.94%; 08/15/08 /2/                                         225,000                 225,122
  3.99%; 02/15/07 /2/                                         195,000                 195,410
 Textron Financial
  4.44%; 10/06/06 /2/                                         275,000                 275,910
  5.24%; 11/15/07 /2/                                         275,000                 282,119
                                                                                      978,561
FINANCE-CONSUMER LOANS (1.21%)
 American General Finance
  4.88%; 05/15/10                                             375,000                 370,831
 Household Finance
  4.07%; 11/16/09 /2/                                         475,000                 476,298
 HSBC Finance
  4.22%; 09/14/12 /2/                                         325,000                 324,951
  4.75%; 04/15/10                                             200,000                 197,445
 John Deere Capital
  4.13%; 01/15/10                                             190,000                 184,317
 SLM
  4.34%; 07/27/09 /2/                                         100,000                  99,890
  4.37%; 03/02/09 /2/                                         475,000                 464,588
  4.40%; 01/26/09 /2/                                         175,000                 175,407
                                                                                    2,293,727
FINANCE-CREDIT CARD (0.68%)
 Capital One Bank
  6.70%; 05/15/08                                             300,000                 311,237
  6.88%; 02/01/06                                             465,000                 467,621
 MBNA
  4.16%; 05/05/08 /2/                                         330,000                 332,792
 MBNA Europe Funding
  3.88%; 09/07/07 /1/ /2/                                     175,000                 174,965
                                                                                    1,286,615
FINANCE-INVESTMENT BANKER & BROKER (3.52%)
 Bear Stearns
  4.54%; 01/30/09 /2/                                         625,000                 628,194
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Citigroup
  3.95%; 05/18/10 /2/                                    $    575,000            $    575,577
  4.13%; 02/22/10                                             525,000                 507,406
 Credit Suisse First Boston
  3.98%; 06/02/08 /2/                                         550,000                 550,339
 Goldman Sachs Group
  4.07%; 03/02/10 /2/                                         300,000                 299,901
  4.52%; 07/23/09 /2/                                         175,000                 175,942
  6.88%; 01/15/11                                             450,000                 483,473
 JP Morgan Chase
  3.13%; 12/11/06                                             290,000                 284,988
  4.24%; 10/02/09 /2/                                         800,000                 802,418
 Lehman Brothers Holdings
  4.01%; 11/10/09 /2/                                         350,000                 351,497
  4.25%; 01/27/10                                             240,000                 232,681
 Merrill Lynch
  3.95%; 02/05/10 /2/                                         200,000                 200,164
  4.00%; 02/06/09 /2/                                         425,000                 426,255
  4.33%; 03/02/09 /2/                                         195,000                 190,722
  6.15%; 01/26/06                                             100,000                 100,364
 Morgan Stanley
  4.00%; 01/15/10                                             425,000                 406,429
  4.43%; 01/15/10 /2/                                         455,000                 456,013
                                                                                    6,672,363
FINANCE-LEASING COMPANY (0.30%)
 International Lease Finance
  4.55%; 01/15/10 /2/                                         400,000                 401,498
  5.80%; 08/15/07                                             165,000                 167,506
                                                                                      569,004
FINANCE-MORTGAGE LOAN/BANKER (6.84%)
 Countrywide Financial
  3.98%; 05/05/08 /2/                                         380,000                 380,428
 Countrywide Home Loan
  4.04%; 11/16/07 /2/                                         200,000                 200,452
  4.50%; 01/25/33                                              99,509                  98,507
 Fannie Mae
  2.38%; 02/15/07                                           2,000,000               1,944,776
  4.29%; 03/25/35 /2/                                         192,048                 192,152
  4.34%; 02/25/32 /2/                                         550,000                 552,028
  5.25%; 04/15/07 /4/                                       2,650,000               2,673,315
 Fannie Mae Whole Loan
  4.24%; 05/25/35 /2/                                         601,534                 601,453
 Federal Home Loan Bank
  2.88%; 09/15/06                                           1,100,000               1,084,527
 Freddie Mac
  3.88%; 06/15/08 /4/                                       2,800,000               2,744,834
  4.00%; 01/15/22                                             800,000                 791,538
  4.17%; 04/15/30 /2/                                         200,000                 199,994
  4.27%; 10/15/34 /2/                                         396,141                 395,375
  4.42%; 06/15/23 /2/                                         419,590                 423,160
  5.50%; 01/15/17                                             129,233                 130,143
 Residential Capital
  5.38%; 06/29/07 /1/ /2/ /5/                                 550,000                 555,264
                                                                                   12,967,946
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-OTHER SERVICES (0.17%)
 National Rural Utilities
                                                         $                       $
  6.00%; 05/15/06                                             325,000                 327,473
FOOD-MEAT PRODUCTS (0.16%)
 Tyson Foods
  7.25%; 10/01/06                                             300,000                 306,161
FOOD-MISCELLANEOUS/DIVERSIFIED (0.66%)
 Campbell Soup
  5.50%; 03/15/07                                             365,000                 368,001
 ConAgra Foods
  6.00%; 09/15/06                                             475,000                 479,511
 General Mills
  5.13%; 02/15/07                                             115,000                 115,153
 Kraft Foods
  4.63%; 11/01/06                                             290,000                 289,154
                                                                                    1,251,819
FOOD-RETAIL (0.44%)
 Kroger
  6.38%; 03/01/08                                             450,000                 460,818
 Safeway
  2.50%; 11/01/05                                             380,000                 380,000
                                                                                      840,818
GAS-DISTRIBUTION (0.13%)
 Sempra Energy
  4.75%; 05/15/09                                             150,000                 147,290
 Southern California Gas
  4.04%; 12/01/09 /2/                                         100,000                 100,109
                                                                                      247,399
HOME EQUITY-OTHER (4.44%)
 ACE Securities
  4.24%; 10/25/35 /2/                                         400,000                 399,984
  4.28%; 08/25/35 /2/ /3/                                     750,000                 750,000
 Asset Backed Funding Certificates
  4.30%; 02/25/35 /2/                                         276,954                 277,039
 Encore Credit Receivables Trust
  4.24%; 02/25/35 /2/                                         525,000                 525,178
 First NLC Trust
  4.37%; 05/25/35 /2/                                         676,925                 675,586
 First-Citizens Home Equity Loan
  4.18%; 09/15/22 /1/ /2/                                     398,818                 399,894
 Long Beach Mortgage Loan Trust
  4.22%; 04/25/35 /2/                                         500,000                 500,141
  4.30%; 07/25/34 /2/                                         445,309                 445,502
 Option One Mortgage Loan Trust
  4.26%; 05/25/35 /2/                                         600,000                 599,384
  4.28%; 02/25/35 /2/                                       1,000,000               1,001,694
 Saxon Asset Securities Trust
  4.38%; 12/26/34 /2/                                         650,000                 652,279
 Specialty Underwriting & Residential Finance
  4.27%; 12/25/35 /2/                                       1,000,000               1,000,162
  4.27%; 03/25/36 /2/                                         460,000                 460,303
  4.35%; 07/25/35 /2/                                         650,000                 651,721
  4.55%; 02/25/35 /2/                                          85,000                  85,202
                                                                                    8,424,069
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY-SEQUENTIAL (2.87%)
 Ameriquest Mortgage Securities
                                                         $                       $
  3.02%; 10/25/33                                               2,581                   2,573
  4.26%; 08/25/33                                             285,236                 284,173
 Chase Funding Loan Acquisition Trust
  2.98%; 02/25/30                                             162,645                 161,732
 New Century Home Equity Loan Trust
  3.56%; 11/25/33                                             551,889                 548,528
  4.33%; 03/25/35 /2/                                         154,501                 154,631
  4.76%; 11/25/33                                           1,000,000                 994,389
 Residential Asset Securities
  3.37%; 11/25/28                                              78,740                  78,441
  4.24%; 05/25/35 /2/                                         575,000                 574,978
  4.30%; 12/25/33 /2/                                       1,148,219               1,150,040
  4.47%; 03/25/32                                           1,410,000               1,402,283
  5.19%; 03/25/35 /2/                                          50,000                  50,077
  5.84%; 04/25/32 /2/                                          44,649                  44,768
                                                                                    5,446,613
INSURANCE BROKERS (0.28%)
 Aon
  6.95%; 01/15/07 /2/                                         170,000                 173,480
 Marsh & McLennan
  3.63%; 02/15/08                                             220,000                 212,487
  4.27%; 07/13/07 /2/                                         175,000                 174,242
                                                                                      560,209
LIFE & HEALTH INSURANCE (0.79%)
 Cigna
  8.25%; 01/01/07                                             250,000                 258,656
 Hartford Life Global Funding Trusts
  4.04%; 09/15/09 /2/                                         475,000                 475,712
 Lincoln National
  5.25%; 06/15/07                                             160,000                 160,807
 Pacific Life Global Funding
  4.15%; 06/22/11 /1/ /2/                                     175,000                 174,936
 Sun Life Financial Global Funding
  4.34%; 07/06/10 /1/ /2/                                     175,000                 175,170
 Torchmark
  6.25%; 12/15/06                                             245,000                 247,727
                                                                                    1,493,008
MEDICAL LABORATORY & TESTING SERVICE (0.22%)
 Quest Diagnostics
  5.13%; 11/01/10 /1/                                         425,000                 424,164
MEDICAL PRODUCTS (0.24%)
 Baxter International
  5.25%; 05/01/07                                             150,000                 151,498
 Mallinckrodt
  6.50%; 11/15/07                                             300,000                 307,006
                                                                                      458,504
MEDICAL-HMO (0.10%)
 Anthem
  3.50%; 09/01/07                                             200,000                 194,835
MISCELLANEOUS INVESTING (1.12%)
 Camden Property Trust
  4.38%; 01/15/10                                             200,000                 191,987
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
 Camden Property Trust (continued)
                                                         $                       $
  5.88%; 06/01/07                                             145,000                 146,570
 Developers Diversified Realty
  3.88%; 01/30/09                                             335,000                 321,315
 Duke Realty
  3.35%; 01/15/08                                             175,000                 168,158
 iStar Financial
  4.25%; 03/03/08 /2/                                         275,000                 274,519
  5.08%; 03/12/07 /2/                                         275,000                 278,126
 Kimco Realty
  3.89%; 08/01/06 /2/                                         350,000                 350,433
 Simon Property Group
  3.75%; 01/30/09                                             225,000                 215,984
  4.60%; 06/15/10                                              65,000                  63,479
 United Dominion Realty Trust
  4.50%; 03/03/08                                             110,000                 108,777
                                                                                    2,119,348
MONEY CENTER BANKS (0.98%)
 Bank of America
  3.76%; 08/02/10 /2/                                         450,000                 450,239
  3.95%; 02/17/09 /2/                                         450,000                 451,128
  7.40%; 01/15/11                                             750,000                 827,939
 Bank of New York
  4.14%; 08/02/07                                             130,000                 128,678
                                                                                    1,857,984
MORTGAGE BACKED SECURITIES (27.41%)
 Banc of America Commercial Mortgage
  0.24%; 10/10/45                                          87,630,000                 532,440
  7.11%; 11/15/31                                             353,509                 364,136
 Banc of America Mortgage Securities
  4.80%; 05/25/35 /2/                                         950,000                 939,603
 Bear Stearns Commercial Mortgage Securities
  0.27%; 02/11/41 /2/                                      25,461,225                 341,970
  0.58%; 05/11/39 /1/ /2/                                   3,552,244                  82,746
  3.97%; 11/11/35                                             393,149                 382,653
  4.13%; 11/11/41                                           1,000,000                 969,015
  4.29%; 06/15/17 /1/ /2/                                     525,000                 525,477
  4.57%; 07/11/42                                             500,000                 485,630
  7.64%; 02/15/32                                             387,257                 403,497
 Bella Vista Mortgage Trust
  4.25%; 05/20/45 /2/                                         527,659                 527,953
 Carrington Mortgage Loan Trust
  4.37%; 11/03/35 /2/ /3/ /6/                                 475,000                 475,000
 Chase Commercial Mortgage Securities
  7.03%; 01/15/32                                             365,222                 373,646
  7.56%; 10/15/32                                             500,000                 548,776
 Chase Manhattan Bank-First Union National Bank
  Commercial Mortgage Trust
  7.13%; 08/15/31                                           1,147,673               1,168,407
 Commercial Mortgage Acceptance
  6.79%; 06/15/31                                              24,937                  24,999
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 Commercial Mortgage Pass-Through Certificate
                                                         $                       $
  3.25%; 06/10/38 /1/                                         264,633                 248,052
 Countrywide Alternative Loan Trust
  4.33%; 07/20/35 /2/ /3/                                     552,099                 556,671
 CS First Boston Mortgage Securities
  0.26%; 08/15/38 /1/                                      51,500,000                 767,865
  6.25%; 12/16/35                                             500,000                 510,135
  6.38%; 12/16/35                                             600,000                 630,557
 First Union Commercial Mortgage Securities
  7.38%; 04/18/29                                             368,715                 376,143
 First Union National Bank Commercial Mortgage
  5.59%; 02/12/34                                              37,087                  37,668
 First Union-Lehman Brothers-Bank of America
  Commercial Mortgage Trust
  6.56%; 11/18/35                                             138,538                 142,794
 GE Capital Commercial Mortgage
  0.67%; 03/10/40 /1/ /2/                                   3,138,685                  77,500
  3.35%; 08/11/36                                             262,395                 258,214
  5.99%; 12/10/35                                             330,000                 339,678
  6.32%; 01/15/33                                              62,587                  63,136
 GMAC Commercial Mortgage Securities
  0.48%; 08/10/38 /1/ /2/                                  72,151,606               1,381,270
  4.32%; 10/15/38                                              88,042                  87,651
  6.57%; 09/15/33                                              76,505                  76,988
 GMAC Mortgage Corporation Loan Trust
  4.22%; 08/25/35 /2/                                         200,000                 199,587
  4.62%; 06/25/35                                             800,000                 790,179
 Greenpoint Mortgage Funding Trust
  4.31%; 06/25/45 /2/                                         483,263                 481,720
  4.34%; 06/25/45 /2/                                         526,673                 525,481
  4.35%; 10/25/45 /2/                                         715,373                 716,015
 Greenwich Capital Commercial Funding
  0.14%; 04/10/37 /1/ /3/ /6/                             164,800,000               1,234,022
 GSR Mortgage Loan Trust
  4.81%; 07/25/35 /2/ /3/                                     850,016                 836,867
 Heller Financial Commercial Mortgage Asset
  8.09%; 01/17/34 /2/                                       1,000,000               1,101,949
 IMPAC Commercial Mortgage Trust
  4.34%; 08/25/35 /2/                                         259,785                 259,671
  4.35%; 04/25/35 /2/                                         466,298                 466,216
  4.47%; 04/25/35 /2/                                         318,607                 318,979
  4.51%; 10/25/33 /2/                                         314,477                 314,784
  4.54%; 10/25/33 /2/                                         351,066                 351,593
  4.55%; 08/25/35 /2/                                         204,246                 204,668
  4.58%; 08/25/35 /2/                                         317,715                 318,568
 IMPAC Secured Assets
  3.71%; 03/25/34                                             393,132                 390,467
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 Indymac Index Mortgage Loan Trust
                                                         $                       $
  4.27%; 04/25/35 /2/                                         374,405                 373,719
  4.34%; 04/25/34 /2/                                         726,433                 725,089
  4.34%; 08/25/35 /2/                                         481,477                 480,411
  4.37%; 04/25/35 /2/                                         322,718                 322,094
 IXIS Real Estate Capital Trust
  4.28%; 12/25/35 /2/                                         450,000                 449,982
 JP Morgan Chase Commercial Mortgage Securities
  3.48%; 06/12/41                                             648,010                 629,369
  4.37%; 10/12/37                                             610,858                 599,561
  4.47%; 11/15/35                                              47,894                  47,813
  4.55%; 05/12/34                                             234,339                 233,866
  6.04%; 11/15/35                                             800,000                 819,579
 JP Morgan Commercial Mortgage Finance
  7.16%; 09/15/29                                             155,000                 160,273
 JP Morgan Mortgage Trust
  3.81%; 05/25/34 /3/                                         894,773                 872,229
  5.15%; 06/25/35 /2/                                         771,885                 767,367
 LB-UBS Commercial Mortgage Trust
  1.20%; 03/15/36 /1/ /2/                                   2,294,519                  94,621
  2.60%; 05/15/27                                              74,751                  71,805
  3.09%; 05/15/27                                             300,000                 287,368
  3.63%; 10/15/29                                           1,179,054               1,148,726
  4.19%; 08/15/29                                             220,000                 213,492
  4.90%; 06/15/26                                           1,685,000               1,685,612
  5.40%; 03/15/26                                             264,765                 265,859
  5.97%; 03/15/26                                             295,000                 299,748
  6.06%; 06/15/20                                             715,930                 731,545
 Lehman XS Trust
  4.16%; 10/31/35 /2/ /3/                                   1,125,000               1,125,000
 Merrill Lynch Mortgage Investors
  4.24%; 02/25/36 /2/                                         475,000                 475,080
  4.39%; 07/25/35 /2/                                       1,050,000               1,051,736
  7.12%; 06/18/29                                              99,440                 100,525
 Merrill Lynch Mortgage Trust
  0.16%; 07/12/38                                         143,000,000               1,454,310
  0.26%; 11/12/35 /1/ /2/                                  43,568,207                 379,740
  0.31%; 09/12/42 /2/                                      71,536,523               1,023,831
  3.59%; 09/12/41                                             340,333                 332,065
 Morgan Stanley Capital I
  4.19%; 05/24/43 /1/ /2/ /3/                                 750,000                 750,000
  5.33%; 12/18/32                                             289,897                 290,427
  6.54%; 02/15/31                                             225,835                 233,917
 NationsLink Funding
  7.23%; 06/20/31                                             750,000                 788,353
 PNC Mortgage Acceptance
  7.11%; 12/10/32                                              47,969                  48,522
 Prudential Securities Secured Financing
  6.48%; 11/01/31                                             476,129                 493,479
 Sequoia Mortgage Trust
  4.23%; 02/20/35 /2/                                         181,101                 181,014
 Structured Asset Mortgage Investments
  4.34%; 05/25/45 /2/                                         479,095                 479,431
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 Structured Asset Mortgage Investments (continued)
                                                         $                       $
  4.35%; 09/25/45 /2/                                         498,046                 498,726
 Thornburg Mortgage Securities Trust
  4.30%; 10/25/35 /2/                                         596,917                 583,436
 Wachovia Bank Commercial Mortgage Trust
  0.30%; 01/15/41 /1/ /2/                                  22,856,026                 230,137
  0.53%; 04/15/42 /1/ /2/                                  81,080,000               1,489,034
 Washington Mutual
  3.18%; 09/25/33                                             150,004                 148,022
  4.07%; 10/25/33 /2/                                       1,250,000               1,219,821
  4.27%; 04/25/45 /2/                                          70,056                  69,848
  4.30%; 07/25/44 /2/                                         389,419                 390,021
  4.31%; 04/25/45 /2/                                          70,056                  69,902
  4.41%; 07/25/45 /2/                                         575,614                 574,640
  4.42%; 11/22/35 /2/ /3/ /6/                                 630,000                 630,000
  4.44%; 01/25/45 /2/                                       1,625,000               1,614,777
  4.48%; 03/25/33 /2/                                         613,565                 606,262
  4.85%; 09/25/35 /2/                                       1,169,053               1,159,450
                                                                                   51,982,670
MORTGAGE PASS THRU SECURITIES (0.42%)
 Countrywide Home Loan Mortgage Pass Through Trust
  4.62%; 06/20/35 /2/                                         800,000                 790,024
MULTI-LINE INSURANCE (0.86%)
 Allstate
  5.38%; 12/01/06                                             180,000                 180,827
  7.20%; 12/01/09                                             475,000                 512,088
 CNA Financial
  6.60%; 12/15/08                                             375,000                 388,894
 Hartford Financial Services Group
  2.38%; 06/01/06                                             150,000                 148,049
  4.70%; 09/01/07                                             210,000                 208,742
 MetLife
  5.25%; 12/01/06                                             200,000                 200,731
                                                                                    1,639,331
MULTIMEDIA (0.95%)
 AOL Time Warner
  6.13%; 04/15/06                                             425,000                 427,517
 E.W. Scripps
  4.30%; 06/30/10                                             230,000                 222,627
 Media General
  6.95%; 09/01/06                                             200,000                 202,172
 News America
  4.75%; 03/15/10                                             400,000                 393,844
 Thomson
  5.75%; 02/01/08                                             185,000                 187,742
 Time Warner Entertainment
  7.25%; 09/01/08 /1/                                         350,000                 368,429
                                                                                    1,802,331
MUTUAL INSURANCE (0.24%)
 Health Care Service
  7.75%; 06/15/11 /1/                                         400,000                 452,321
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (0.31%)
 Pemex Project Funding Master Trust
                                                         $                       $
  6.13%; 08/15/08                                             350,000                 357,525
 PennzEnergy
  10.25%; 11/01/05                                            235,000                 235,000
                                                                                      592,525
OIL COMPANY-INTEGRATED (0.18%)
 Marathon Oil
  5.38%; 06/01/07                                             150,000                 151,101
 Occidental Petroleum
  4.00%; 11/30/07                                             190,000                 186,148
                                                                                      337,249
OIL FIELD MACHINERY & EQUIPMENT (0.11%)
 Cooper Cameron
  2.65%; 04/15/07                                             225,000                 217,061
OIL REFINING & MARKETING (0.15%)
 Valero Energy
  7.38%; 03/15/06                                             285,000                 287,256
OIL-FIELD SERVICES (0.12%)
 Key Energy Services
  8.38%; 03/01/08                                             225,000                 234,563
PAPER & RELATED PRODUCTS (0.25%)
 Georgia-Pacific
  7.50%; 05/15/06                                             225,000                 227,250
 Union Camp
  7.00%; 08/15/06                                             249,000                 252,077
                                                                                      479,327
PHARMACY SERVICES (0.05%)
 Caremark Rx
  7.38%; 10/01/06                                             100,000                 101,949
PIPELINES (0.18%)
 Columbia Energy Group
  6.80%; 11/28/05                                              25,000                  25,041
 Enbridge Energy Partners
  4.00%; 01/15/09                                             200,000                 192,273
 Kinder Morgan Energy Partners
  5.35%; 08/15/07                                             125,000                 125,523
                                                                                      342,837
POWER CONVERTER & SUPPLY EQUIPMENT (0.07%)
 Cooper Industries
  5.25%; 07/01/07                                             140,000                 140,726
PROPERTY & CASUALTY INSURANCE (1.08%)
 ACE
  6.00%; 04/01/07                                             200,000                 202,433
 Markel
  7.00%; 05/15/08                                             450,000                 467,265
 Safeco
  4.88%; 02/01/10                                             300,000                 296,554
 St. Paul Travelers
  8.13%; 04/15/10                                             550,000                 612,717
 Travelers Property Casualty
  3.75%; 03/15/08                                             105,000                 101,859
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (CONTINUED)
 W.R. Berkley
                                                         $                       $
  9.88%; 05/15/08                                             325,000                 362,139
                                                                                    2,042,967
PROPERTY TRUST (0.12%)
 Westfield Capital
  4.00%; 11/02/07 /1/ /2/                                     225,000                 225,554
PUBLISHING-BOOKS (0.26%)
 Reed Elsevier Capital
  4.20%; 06/15/10 /2/                                         320,000                 320,700
  6.13%; 08/01/06                                             165,000                 166,144
                                                                                      486,844
REAL ESTATE OPERATOR & DEVELOPER (0.13%)
 EOP Operating
  7.75%; 11/15/07                                             240,000                 252,859
REGIONAL BANKS (1.38%)
 KeyCorp
  4.39%; 07/23/07 /2/                                         275,000                 275,633
 Korea Development Bank
  3.88%; 03/02/09                                             175,000                 168,308
  7.25%; 05/15/06                                             200,000                 202,755
 PNC Funding
  4.50%; 03/10/10                                             350,000                 342,675
  5.75%; 08/01/06                                             320,000                 322,310
 Wachovia
  4.02%; 03/01/12 /2/                                         850,000                 849,274
 Wells Fargo
  3.87%; 03/10/08 /2/                                         450,000                 450,004
                                                                                    2,610,959
REINSURANCE (0.22%)
 Berkshire Hathaway Finance
  4.75%; 05/15/12                                             425,000                 416,549
RENTAL-AUTO & EQUIPMENT (0.08%)
 Hertz
  4.70%; 10/02/06                                             150,000                 149,610
RETAIL-MAJOR DEPARTMENT STORE (0.24%)
 May Department Stores
  3.95%; 07/15/07                                             455,000                 447,179
RETAIL-RESTAURANTS (0.37%)
 Yum! Brands
  7.65%; 05/15/08                                             175,000                 185,580
  8.50%; 04/15/06                                             500,000                 508,303
                                                                                      693,883
SAVINGS & LOANS-THRIFTS (0.55%)
 Washington Mutual
  4.00%; 01/15/09                                             200,000                 193,353
  4.04%; 03/20/08 /2/                                         225,000                 225,091
  4.22%; 03/22/12 /2/                                         350,000                 348,210
  4.45%; 01/15/10 /2/                                         275,000                 275,215
                                                                                    1,041,869
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SOVEREIGN (0.30%)
 Mexico Government
                                                         $                       $
  8.38%; 01/14/11                                             500,000                 568,750
SPECIAL PURPOSE ENTITY (0.42%)
 Fondo Latinoamericano de Reservas
  3.00%; 08/01/06 /1/                                         175,000                 172,789
 Rio Tinto Finance
  2.63%; 09/30/08                                             185,000                 173,434
 Xlliac Global Funding
  4.07%; 06/02/08 /1/ /2/                                     450,000                 450,059
                                                                                      796,282
SUPRANATIONAL BANK (0.29%)
 Corp Andina de Fomento
  3.97%; 06/16/06 /2/                                         225,000                 224,991
  7.38%; 01/18/11                                             300,000                 327,705
                                                                                      552,696
TELECOMMUNICATION SERVICES (0.25%)
 Verizon Global Funding
  6.75%; 12/01/05                                             480,000                 480,877
TELEPHONE-INTEGRATED (2.06%)
 BellSouth
  4.26%; 04/26/21 /1/                                         325,000                 324,508
 British Telecommunications
  7.88%; 12/15/05 /2/                                         490,000                 491,917
  8.38%; 12/15/10                                             200,000                 228,026
 France Telecom
  7.20%; 03/01/06 /2/                                         225,000                 226,931
 GTE Florida
  6.25%; 11/15/05                                             200,000                 200,110
 SBC Communications
  4.39%; 06/05/06 /1/                                         150,000                 149,667
  5.75%; 05/02/06                                             595,000                 598,132
 Sprint Capital
  7.13%; 01/30/06                                             535,000                 538,139
 Telecom Italia Capital
  4.00%; 11/15/08                                             320,000                 309,616
  4.48%; 02/01/11 /2/                                         415,000                 416,436
  4.88%; 10/01/10                                             250,000                 244,845
 Telefonos de Mexico
  4.50%; 11/19/08                                             175,000                 171,212
                                                                                    3,899,539
TEXTILE-HOME FURNISHINGS (0.10%)
 Mohawk Industries
  6.50%; 04/15/07                                             180,000                 183,632
TRANSPORT-RAIL (1.04%)
 Burlington Northern Santa Fe
  6.38%; 12/15/05                                             710,000                 711,507
  9.25%; 10/01/06                                             150,000                 155,752
 CSX
  4.01%; 08/03/06 /2/                                         152,000                 152,278
  6.25%; 10/15/08                                             375,000                 387,436
 Norfolk Southern
  6.00%; 04/30/08                                             300,000                 305,757
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TRANSPORT-RAIL (CONTINUED)
 Union Pacific
                                                         $                       $
  3.88%; 02/15/09                                             275,000                 265,166
                                                                                    1,977,896
                                                         TOTAL BONDS              172,708,255

                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (4.56%)
4.50%; 10/01/09                                               246,324                 242,865
4.50%; 11/01/09                                               169,686                 167,303
4.50%; 12/01/09                                               401,841                 396,198
4.50%; 01/01/10                                               169,902                 167,290
4.50%; 02/01/10                                               575,495                 566,648
4.50%; 04/01/10                                               239,709                 236,024
4.50%; 09/01/10                                               402,189                 396,006
4.50%; 10/01/10                                               742,799                 731,380
4.50%; 11/01/10                                             1,051,876               1,035,705
4.50%; 02/01/11                                               159,418                 156,814
4.50%; 04/01/11                                               188,811                 185,726
4.50%; 06/01/11                                               587,520                 580,220
4.50%; 07/01/11                                               208,650                 205,241
4.50%; 10/01/11                                               367,580                 361,574
4.50%; 11/01/11                                               855,476                 841,498
4.61%; 01/01/35 /2/                                           577,191                 568,876
4.85%; 09/01/35 /2/
 /3/                                                        1,000,000                 997,813
5.00%; 09/01/09                                               101,158                 100,948
5.50%; 12/01/08                                                37,005                  37,269
5.50%; 02/01/09                                                72,593                  72,995
5.50%; 03/01/09                                                44,783                  45,031
5.50%; 04/01/09                                                88,819                  89,311
6.00%; 08/01/06                                               132,332                 133,293
6.50%; 04/01/09                                                22,365                  23,048
6.50%; 04/01/15                                                11,833                  12,275
6.50%; 12/01/15                                                56,673                  58,462
7.00%; 12/01/22                                               173,572                 181,084
7.25%; 12/01/07                                                19,522                  19,831
7.50%; 12/01/29                                                 5,799                   6,137
8.00%; 12/01/11                                                 9,511                   9,776
8.25%; 01/01/12                                                 5,732                   5,999
9.00%; 09/01/09                                                21,308                  21,677
                                            TOTAL FHLMC CERTIFICATES                8,654,317

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (5.53%)
2.67%; 01/01/35 /2/                                           969,831                 968,509
2.96%; 02/01/35                                               873,798                 884,500
3.58%; 06/01/35                                               811,499                 826,150
4.00%; 05/01/10                                               571,784                 555,130
4.00%; 06/01/10                                               310,195                 301,160
                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
                                                         $                       $
4.00%; 07/01/10                                               470,776                 457,065
4.00%; 08/01/10                                               248,198                 240,969
4.30%; 08/01/34 /2/                                           658,308                 648,165
4.39%; 07/01/34 /2/                                         1,119,285               1,105,328
4.42%; 09/01/34 /2/                                           869,019                 857,865
4.50%; 12/01/09                                                36,162                  35,699
4.50%; 03/01/10                                               292,103                 288,063
4.50%; 05/01/10                                               112,570                 111,014
4.50%; 08/01/11                                               485,092                 478,007
4.50%; 09/01/11                                               209,637                 206,575
4.50%; 01/01/35 /2/                                           820,355                 807,244
4.58%; 04/01/35 /2/                                         1,096,272               1,082,476
5.50%; 02/01/09                                               234,084                 235,327
5.50%; 05/01/09                                                10,268                  10,322
5.50%; 10/01/09                                               128,272                 128,953
6.00%; 07/01/28                                                99,460                 100,587
7.50%; 10/01/29                                                27,997                  29,585
8.00%; 10/01/06                                                 1,074                   1,083
8.00%; 05/01/27                                                13,009                  13,913
8.50%; 05/01/22                                                91,659                  99,298
9.00%; 02/01/25                                                12,945                  14,106
                                             TOTAL FNMA CERTIFICATES               10,487,093

                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
TREASURY BONDS (5.02%)
 U.S. Treasury
  3.88%; 05/15/10 /4/                                       1,150,000               1,121,879
  4.88%; 02/15/12 /4/                                       1,825,000               1,861,287
 U.S. Treasury Inflation-Indexed Obligations
  0.88%; 04/15/10 /4/                                         984,875                 946,480
  3.63%; 01/15/08 /4/                                       5,349,036               5,596,846
                                                                                    9,526,492
                                                TOTAL TREASURY BONDS                9,526,492

                                                          Principal
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.21%)
MULTIMEDIA (0.21%)
 Cox Enterprises
  4.22%; 02/15/06                                             400,000                 400,000
                                              TOTAL COMMERCIAL PAPER                  400,000

                                                           Maturity
                                                            Amount                   Value
-----------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS (0.30%)
 Morgan Stanley; 3.95%; dated 10/31/05 maturing
  11/01/05 (collateralized by U.S. Treasury                                      $
  Strips; $578,340; 02/15/26 - 02/15/27) /7/             $    567,062                 567,000
                                         TOTAL REPURCHASE AGREEMENTS                  567,000
                                                                                 ------------

                               TOTAL PORTFOLIO INVESTMENTS (106.69%)              202,343,157
OTHER ASSETS AND LIABILITIES, NET (-6.69%)                                        (12,693,212)
                                          TOTAL NET ASSETS (100.00%)             $189,649,945
                                                                                 ---------------




                            SCHEDULE OF INVESTMENTS
                              SHORT-TERM BOND FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SHORT-TERM BOND FUND
                                OCTOBER 31, 2005


/1 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid. At the end of the period, the value of these securities totaled $15,282,791 or 8.06% of net assets.
/2 /Variable rate.
/3 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $11,477,602 or 6.05% of net assets.
/4 /Security or a portion of the security was pledged as collateral for reverse repurchase agreements. At the end of the period, the value of these securities totaled $10,781,950 or 5.69% of net assets.
/5 /Security or a portion of the security was on loan at the end of the period. /6 /Security purchased on a when-issued basis. See Notes to Financial
  Statements.
/7 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $    123,340
Unrealized Depreciation                        (3,374,854)
                                             ------------
Net Unrealized Appreciation (Depreciation)     (3,251,514)
Cost for federal income tax purposes         $205,594,671


                      INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                     Percentage of
                                                                Total Value
------------------------------------------------------------------------------------
 Mortgage Securities               $ 70,572,355                      34.90%
 Asset Backed
 Securities                          35,343,409                      17.48
 Financial                           35,022,154                      17.32
 Government                          24,641,601                      12.18
 Communications                       9,833,756                       4.86
 Utilities                            8,534,364                       4.22
 Consumer,
 Non-cyclical                         5,927,612                       2.93
 Consumer, Cyclical                   4,601,340                       2.28
 Industrial                           3,975,019                       1.96
 Energy                               2,111,599                       1.04
 Basic Materials                      1,071,896                       0.53
 Technology                             708,052                       0.35
 Swap Agreements                       (103,093)                     (0.05)
                TOTAL              $202,240,064                     100.00%
                                 -------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

                                                       Notional    Unrealized
                    Description                         Amount     Gain (Loss)
-------------------------------------------------------------------------------
SWAP AGREEMENTS
TOTAL RETURN SWAPS
Receive a monthly return equal to the Lehman ERISA    $1,850,000    $(19,862)
Eligible CMBS Index and pay monthly a floating rate
based on 1-month LIBOR less 25 basis points with
Morgan Stanley. Expires November 2005.

Receive a monthly return equal to the Lehman ERISA
Eligible CMBS Index and pay monthly a floating rate    7,600,000     (83,231)
based on 1-month LIBOR with Morgan Stanley. Expires
December 2005.


See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP BLEND FUND
                                OCTOBER 31, 2005

                                                Shares

                                                Held                         Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (97.16%)
ADVERTISING SERVICES (0.52%)
                                                                                  $
 R.H. Donnelley /1/ /2/                                         23,064               1,423,741
AEROSPACE & DEFENSE (0.39%)
 Teledyne Technologies /1/                                      29,731               1,048,315
 United Industrial                                                 932                  32,890
                                                                                     1,081,205
AEROSPACE & DEFENSE EQUIPMENT (0.95%)
 Armor Holdings /1/ /2/                                         28,909               1,292,522
 DRS Technologies /2/                                           26,678               1,314,158
                                                                                     2,606,680
AIRLINES (0.15%)
 Pinnacle Airlines /1/ /2/                                      65,643                 419,459
APPAREL MANUFACTURERS (0.51%)
 Guess? /1/ /2/                                                 51,669               1,401,263
APPLICATIONS SOFTWARE (1.40%)
 Quest Software /1/ /2/                                        128,767               1,791,149
 Serena Software /1/                                            63,669               1,393,714
 Verint Systems /1/                                             17,664                 676,355
                                                                                     3,861,218
ATHLETIC EQUIPMENT (0.21%)
 Nautilus /2/                                                   31,375                 568,829
AUTO-MEDIUM & HEAVY DUTY TRUCKS (1.10%)
 Oshkosh Truck                                                  69,538               3,029,075
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.39%)
 Tenneco Automotive /1/                                         64,719               1,069,158
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.23%)
 Commercial Vehicle Group /1/                                   32,819                 640,627
BEVERAGES-NON-ALCOHOLIC (0.73%)
 Hansen Natural /1/ /2/                                         39,974               2,019,486
BROADCASTING SERVICES & PROGRAMMING (0.05%)
 4 Kids Entertainment /1/ /2/                                    8,423                 143,696
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.47%)
 NCI Building Systems /1/ /2/                                   31,417               1,292,181
BUILDING PRODUCTS-CEMENT & AGGREGATE (1.95%)
 Eagle Materials                                                25,096               2,672,473
 Texas Industries                                               54,735               2,714,856
                                                                                     5,387,329
BUILDING PRODUCTS-LIGHT FIXTURES (0.51%)
 Genlyte Group /1/                                              27,404               1,396,782
BUILDING PRODUCTS-WOOD (0.64%)
 Universal Forest Products /2/                                  31,823               1,761,085
BUILDING-MAINTENANCE & SERVICE (0.27%)
 Rollins                                                        39,111                 743,891
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.17%)
 Thor Industries /2/                                            14,332                 467,653
BUILDING-RESIDENTIAL & COMMERCIAL (0.79%)
 Hovnanian Enterprises /1/                                      14,807                 666,167
 M/I Homes                                                      18,669                 838,238
                                                Shares

                                                Held                         Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING-RESIDENTIAL & COMMERCIAL (CONTINUED)
                                                                                  $
 Technical Olympic USA                                          32,410                 685,147
                                                                                     2,189,552
CABLE TV (0.26%)
 LodgeNet Entertainment /1/                                     54,733                 711,529
CASINO HOTELS (0.31%)
 Ameristar Casinos /2/                                          40,006                 853,328
CELLULAR TELECOMMUNICATIONS (0.14%)
 Centennial Communications /1/ /2/                              26,617                 394,198
CHEMICALS-DIVERSIFIED (1.20%)
 FMC /1/                                                        60,887               3,314,688
CHEMICALS-SPECIALTY (0.77%)
 Albemarle /2/                                                  23,165                 812,860
 Terra Industries /1/ /2/                                      213,644               1,305,365
                                                                                     2,118,225
COMMERCIAL BANKS (6.61%)
 AmericanWest Bancorp. /1/ /2/                                  11,623                 266,748
 Associated Banc-Corp                                            4,669                 145,720
 BancFirst                                                       3,416                 283,801
 Bank of Hawaii                                                 43,721               2,246,385
 Capital Corp of the West                                       12,273                 405,009
 Center Financial                                                6,795                 172,185
 City Holding                                                   18,164                 665,529
 City National                                                  34,513               2,532,564
 Colonial BancGroup                                             88,987               2,166,833
 Corus Bankshares /2/                                           16,509                 906,344
 Cullen/Frost Bankers                                           15,352                 810,893
 East West Bancorp                                              51,448               1,969,944
 First Midwest Bancorp /2/                                      27,219               1,034,866
 First State Bancorp.                                           12,931                 288,491
 Fulton Financial /2/                                           32,804                 551,435
 Hanmi Financial                                                29,377                 537,893
 IBERIABANK /2/                                                  5,258                 281,040
 Nara Bancorp.                                                  35,202                 634,692
 Old Second Bancorp /2/                                          8,941                 277,797
 Southwest Bancorp.                                              6,669                 156,121
 Vineyard National Bancorp. /2/                                 14,343                 419,963
 Vineyard National Bancorp.-Warrants /1/ /3/
  /4/ /5/                                                        4,738                  20,279
 WesBanco /2/                                                    2,961                  90,903
 Wilshire Bancorp. /2/                                          20,939                 341,934
 Wintrust Financial /2/                                         18,803               1,009,345
                                                                                    18,216,714
COMMERCIAL SERVICE-FINANCE (0.37%)
 Euronet Worldwide /1/ /2/                                      12,712                 357,207
 Heartland Payment Systems /1/ /2/                               1,049                  25,407
 Wright Express /1/ /2/                                         30,006                 647,529
                                                                                     1,030,143
COMMUNICATIONS SOFTWARE (0.29%)
 Digi International /1/                                         74,421                 789,607
COMPUTER AIDED DESIGN (0.67%)
 ANSYS /1/                                                      26,486                 986,868
 Parametric Technology /1/                                     130,248                 847,915
                                                                                     1,834,783
                                                Shares

                                                Held                         Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER GRAPHICS (0.34%)
                                                                                  $
 Trident Microsystems /1/                                       30,523                 923,626
COMPUTER SERVICES (1.09%)
 Anteon International /1/                                       40,442               1,827,978
 Perot Systems /1/ /2/                                          84,789               1,175,176
                                                                                     3,003,154
COMPUTERS-INTEGRATED SYSTEMS (0.02%)
 Kronos /1/                                                      1,417                  64,984
CONSULTING SERVICES (0.32%)
 CRA International /1/                                          13,112                 580,337
 Huron Consulting Group /1/                                     11,175                 296,696
                                                                                       877,033
CONSUMER PRODUCTS-MISCELLANEOUS (0.25%)
 Central Garden & Pet /1/                                       16,144                 692,093
CONTAINERS-METAL & GLASS (0.54%)
 Silgan Holdings /2/                                            46,043               1,481,203
COSMETICS & TOILETRIES (0.34%)
 Chattem /1/                                                    28,446                 938,718
DATA PROCESSING & MANAGEMENT (0.62%)
 Global Payments                                                39,894               1,709,458
DECISION SUPPORT SOFTWARE (0.28%)
 Wind River Systems /1/ /2/                                     59,274                 776,489
DENTAL SUPPLIES & EQUIPMENT (1.10%)
 Sybron Dental Specialties /1/                                  70,469               3,023,120
DIAGNOSTIC KITS (0.42%)
 Dade Behring Holdings                                          32,495               1,170,145
DIALYSIS CENTERS (0.67%)
 DaVita /1/                                                     37,633               1,850,791
DIRECT MARKETING (0.29%)
 Catalina Marketing /2/                                         30,832                 803,482
DISTRIBUTION-WHOLESALE (2.01%)
 Aviall /1/ /2/                                                 33,323               1,051,341
 Navarre /1/ /2/                                               111,305                 493,081
 United Stationers /1/                                          33,695               1,528,742
 WESCO International /1/                                        62,366               2,479,048
                                                                                     5,552,212
DIVERSIFIED MANUFACTURING OPERATIONS (0.67%)
 A.O. Smith                                                     27,726                 897,768
 EnPro Industries /1/                                           33,914                 946,200
                                                                                     1,843,968
E-SERVICES-CONSULTING (0.89%)
 Websense /1/                                                   41,380               2,444,730
ELECTRIC-INTEGRATED (2.13%)
 MDU Resources Group /2/                                        44,894               1,480,155
 OGE Energy                                                     43,584               1,122,724
 PNM Resources                                                  51,859               1,314,625
 Westar Energy /2/                                              88,668               1,959,563
                                                                                     5,877,067
                                                Shares

                                                Held                         Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.21%)
                                                                                  $
 Methode Electronics                                            55,169                 566,034
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.55%)
 Diodes /1/                                                     17,266                 626,065
 DSP Group /1/                                                  59,214               1,455,480
 MEMC Electronics Materials /1/                                 78,758               1,412,919
 Microsemi /1/                                                 105,767               2,450,622
 ON Semiconductor /1/                                          204,224                 947,599
 PMC - Sierra /1/ /2/                                           19,291                 136,966
                                                                                     7,029,651
ELECTRONIC CONNECTORS (0.76%)
 Amphenol                                                       52,379               2,093,589
ELECTRONIC MEASUREMENT INSTRUMENTS (0.46%)
 Itron /1/                                                      17,500                 760,550
 LeCroy /1/ /2/                                                 19,373                 297,569
 Tektronix                                                       9,113                 209,417
                                                                                     1,267,536
ELECTRONIC PARTS DISTRIBUTION (0.68%)
 Avnet /1/                                                      81,362               1,875,394
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.67%)
 URS /1/ /2/                                                    45,587               1,843,082
ENTERPRISE SOFTWARE & SERVICE (0.91%)
 Hyperion Solutions /1/                                         51,911               2,510,416
ENTERTAINMENT SOFTWARE (0.29%)
 Activision /1/                                                 49,748                 784,526
FINANCE-OTHER SERVICES (0.29%)
 GFI Group /1/ /2/                                              18,051                 811,573
FOOD-MISCELLANEOUS/DIVERSIFIED (0.39%)
 Seaboard /2/                                                      764               1,085,644
FOOD-WHOLESALE & DISTRIBUTION (0.30%)
 Nash Finch /2/                                                 26,163                 812,623
FOOTWEAR & RELATED APPAREL (0.54%)
 Wolverine World Wide                                           71,421               1,496,270
GARDEN PRODUCTS (0.63%)
 Toro                                                           47,199               1,723,235
GAS-DISTRIBUTION (1.75%)
 Energen                                                        95,358               3,585,461
 UGI /6/                                                        52,982               1,250,375
                                                                                     4,835,836
HOME FURNISHINGS (0.45%)
 Tempur-Pedic International /1/ /2/                            111,264               1,230,580
HOTELS & MOTELS (0.27%)
 Choice Hotels International                                    22,284                 737,378
HUMAN RESOURCES (1.38%)
 Korn/Ferry International /1/                                   63,068               1,086,031
 Labor Ready /1/                                               116,787               2,726,976
                                                                                     3,813,007
                                                Shares

                                                Held                         Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INDEX FUND (0.76%)
                                                                                  $
 Regional Bank HOLDRs Trust                                     15,274               2,081,693
INSTRUMENTS-CONTROLS (0.46%)
 Mettler Toledo International /1/                               24,748               1,276,997
INTERNET CONTENT-INFORMATION & NEWS (0.16%)
 ProQuest /1/ /2/                                               15,185                 450,235
INTERNET SECURITY (0.27%)
 Internet Security Systems /1/ /2/                              30,339                 747,250
INTERNET TELEPHONY (0.71%)
 j2 Global Communications /1/ /2/                               44,511               1,967,831
INVESTMENT COMPANIES (0.49%)
 Ares Capital                                                   87,931               1,347,103
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.30%)
 Calamos Asset Management                                       33,600                 816,144
LASERS-SYSTEMS & COMPONENTS (0.26%)
 Coherent /1/                                                   24,015                 711,084
LIFE & HEALTH INSURANCE (1.24%)
 AmerUs Group                                                   20,750               1,226,740
 Stancorp Financial Group                                       18,705               1,722,730
 UICI /2/                                                       13,050                 471,366
                                                                                     3,420,836
MACHINERY-CONSTRUCTION & MINING (1.45%)
 Bucyrus International                                          15,584                 647,515
 JLG Industries                                                 49,447               1,896,787
 Joy Global                                                     31,912               1,463,804
                                                                                     4,008,106
MACHINERY-GENERAL INDUSTRY (1.22%)
 Applied Industrial Technologies                                30,624               1,009,061
 Gardner Denver /1/ /2/                                         19,662                 955,573
 Idex                                                           26,555               1,062,731
 Middleby                                                        4,577                 331,833
                                                                                     3,359,198
MEDICAL IMAGING SYSTEMS (0.19%)
 Merge Technologies /1/ /2/                                     22,918                 528,718
MEDICAL INFORMATION SYSTEM (0.36%)
 Dendrite International /1/ /2/                                 56,810                 997,015
MEDICAL INSTRUMENTS (0.44%)
 Conmed /1/                                                     27,097                 649,786
 Symmetry Medical /1/ /2/                                       25,323                 560,651
                                                                                     1,210,437
MEDICAL PRODUCTS (1.15%)
 American Medical Systems Holding /1/                           83,463               1,364,620
 PolyMedica                                                     34,008               1,122,604
 Syneron Medical /1/ /2/                                        18,737                 673,408
                                                                                     3,160,632
MEDICAL-BIOMEDICAL/GENE (1.28%)
 Affymetrix /1/                                                 10,242                 465,294
 Arqule /1/                                                     98,522                 703,447
 Incyte /1/                                                    103,503                 516,480
 Lexicon Genetics /1/                                          146,805                 585,752
                                                Shares

                                                Held                         Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-BIOMEDICAL/GENE (CONTINUED)
                                                                                  $
 Myriad Genetics /1/ /2/                                        16,949                 328,472
 Serologicals /1/ /2/                                           47,829                 931,709
                                                                                     3,531,154
MEDICAL-DRUGS (0.58%)
 Cephalon /1/ /2/                                               27,714               1,263,481
 Salix Pharmaceuticals /1/                                      17,875                 320,678
                                                                                     1,584,159
MEDICAL-HMO (1.43%)
 Molina Healthcare /1/ /2/                                      27,430                 563,686
 Sierra Health Services /1/ /2/                                 45,128               3,384,600
                                                                                     3,948,286
MEDICAL-HOSPITALS (0.96%)
 LifePoint Hospitals /1/                                        48,746               1,905,969
 United Surgical Partners International /1/                     20,447                 733,025
                                                                                     2,638,994
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.49%)
 Amedisys /1/ /2/                                               35,042               1,338,955
METAL PROCESSORS & FABRICATION (1.44%)
 Commercial Metals                                              62,013               1,971,393
 Quanex                                                         34,257               1,983,823
                                                                                     3,955,216
MISCELLANEOUS INVESTING (7.13%)
 American Home Mortgage Investment /2/                          63,037               1,703,890
 Arbor Realty Trust                                             17,931                 472,661
 Brandywine Realty Trust                                        54,404               1,490,670
 Correctional Properties Trust                                   5,220                 146,682
 Cousins Properties                                             40,409               1,193,682
 Equity Inns                                                   107,169               1,397,484
 Getty Realty                                                   15,948                 434,583
 Gramercy Capital /2/                                           49,787               1,174,475
 Healthcare Realty Trust                                        56,061               2,121,348
 Hospitality Properties Trust                                   35,753               1,419,394
 KKR Financial                                                  66,695               1,488,632
 National Health Investors                                      12,758                 342,552
 Newcastle Investment                                           84,930               2,232,810
 Parkway Properties /2/                                         14,796                 695,560
 Ramco-Gershenson Properties /2/                                13,457                 373,297
 SL Green Realty                                                26,382               1,794,768
 Sovran Self Storage                                            22,327               1,038,875
 Spirit Finance /2/                                             11,725                 131,555
                                                                                    19,652,918
MOTION PICTURES & SERVICES (0.35%)
 Macrovision /1/                                                50,951                 959,917
MULTIMEDIA (0.11%)
 Journal Communications /2/                                     20,989                 296,994
NETWORKING PRODUCTS (0.65%)
 Anixter International                                          21,592                 800,631
 NETGEAR /1/ /2/                                                50,388                 985,086
                                                                                     1,785,717
OFFICE SUPPLIES & FORMS (0.54%)
 John H. Harland                                                36,036               1,498,737
                                                Shares

                                                Held                         Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS DRILLING (1.74%)
                                                                                  $
 Atwood Oceanics /1/                                            28,826               2,029,927
 Grey Wolf /1/ /2/                                             166,126               1,275,848
 Parker Drilling /1/                                           169,572               1,499,016
                                                                                     4,804,791
OIL COMPANY-EXPLORATION & PRODUCTION (2.30%)
 KCS Energy /1/                                                 66,336               1,600,024
 Pogo Producing                                                 23,393               1,181,347
 Unit /1/                                                       30,405               1,593,222
 W&T Offshore                                                   67,409               1,968,343
                                                                                     6,342,936
OIL REFINING & MARKETING (1.85%)
 Frontier Oil                                                   65,281               2,407,563
 Holly /2/                                                      12,484                 719,079
 Tesoro                                                         32,439               1,983,645
                                                                                     5,110,287
OIL-FIELD SERVICES (0.73%)
 Cal Dive International /1/ /2/                                 19,027               1,170,921
 RPC                                                            30,441                 835,910
                                                                                     2,006,831
OPTICAL SUPPLIES (0.85%)
 Bausch & Lomb                                                  31,751               2,355,607
PHYSICIAN PRACTICE MANAGEMENT (0.39%)
 Pediatrix Medical Group /1/                                    14,060               1,083,464
POLLUTION CONTROL (0.06%)
 Duratek /1/                                                    12,466                 177,890
POULTRY (0.74%)
 Pilgrim's Pride                                                64,413               2,027,721
PRINTING-COMMERCIAL (0.45%)
 Consolidated Graphics /1/                                      31,497               1,228,068
PROPERTY & CASUALTY INSURANCE (2.38%)
 American Physicians Capital /1/                                 4,474                 189,116
 Arch Capital Group /1/                                         32,536               1,610,532
 Selective Insurance Group                                      14,848                 815,304
 W.R. Berkley                                                   76,384               3,337,981
 Zenith National Insurance                                      13,564                 610,651
                                                                                     6,563,584
PUBLICLY TRADED INVESTMENT FUND (0.70%)
 iShares Russell Microcap Index Fund /2/                        39,717               1,942,161
PUBLISHING-BOOKS (0.36%)
 Scholastic /1/                                                 30,587                 995,607
PUBLISHING-PERIODICALS (0.12%)
 Playboy Enterprises /1/ /2/                                    21,419                 324,284
RACETRACKS (0.34%)
 Penn National Gaming /1/                                       32,008                 945,836
RECYCLING (0.33%)
 Aleris International /1/                                       35,497                 921,502
RENTAL-AUTO & EQUIPMENT (0.37%)
 Aaron Rents                                                    38,310                 754,707
                                                Shares

                                                Held                         Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RENTAL-AUTO & EQUIPMENT (CONTINUED)
                                                                                  $
 Rent-A-Center /1/ /2/                                          15,081                 271,760
                                                                                     1,026,467
RESORTS & THEME PARKS (0.60%)
 Vail Resorts /1/ /2/                                           49,604               1,661,734
RESPIRATORY PRODUCTS (0.71%)
 Respironics /1/                                                54,666               1,960,869
RETAIL-APPAREL & SHOE (2.08%)
 Claire's Stores /6/                                            90,844               2,366,486
 Genesco /1/ /2/                                                28,828               1,060,870
 Payless ShoeSource /1/                                         71,637               1,315,972
 Stein Mart                                                     54,231                 995,139
                                                                                     5,738,467
RETAIL-BOOKSTORE (0.38%)
 Barnes & Noble                                                 29,205               1,056,053
RETAIL-CONVENIENCE STORE (0.23%)
 Pantry /1/                                                     16,079                 622,097
RETAIL-RESTAURANTS (1.34%)
 California Pizza Kitchen /1/                                   51,440               1,646,594
 CKE Restaurants /1/                                            63,104                 802,683
 Denny's /1/                                                    28,017                 112,068
 Domino's Pizza                                                 47,377               1,133,258
                                                                                     3,694,603
RETAIL-SPORTING GOODS (0.56%)
 Hibbett Sporting Goods /1/ /2/                                 24,244                 635,920
 Sports Authority /1/ /2/                                       32,562                 906,526
                                                                                     1,542,446
SAVINGS & LOANS-THRIFTS (0.92%)
 Anchor BanCorp Wisconsin                                       12,758                 403,919
 BFC Financial /1/ /2/                                          25,545                 139,220
 Sterling Financial /1/                                         79,526               1,991,331
                                                                                     2,534,470
SCHOOLS (0.35%)
 Education Management /1/                                       31,402                 968,438
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.56%)
 Micrel /1/                                                     94,960                 949,600
 SigmaTel /1/ /2/                                               43,795                 596,050
                                                                                     1,545,650
SEMICONDUCTOR EQUIPMENT (0.71%)
 ATMI /1/                                                       26,854                 733,383
 Entegris /1/                                                   62,156                 606,643
 MKS Instruments /1/ /2/                                        19,776                 373,173
 Rudolph Technologies /1/                                       19,380                 236,048
                                                                                     1,949,247
TELECOMMUNICATION EQUIPMENT (0.48%)
 Comtech Telecommunications /1/ /2/                             23,978                 919,796
 Terayon Communication Systems /1/                             152,940                 411,409
                                                                                     1,331,205
TELECOMMUNICATION SERVICES (1.08%)
 Commonwealth Telephone Enterprises                             49,516               1,777,130
 Intrado /1/ /2/                                                 9,236                 178,624
                                                Shares

                                                Held                         Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION SERVICES (CONTINUED)
                                                                                  $
 Premiere Global Services /1/                                  119,792               1,015,836
                                                                                     2,971,590
TELEVISION (0.08%)
 LIN TV /1/ /2/                                                 17,957                 230,388
TEXTILE-APPAREL (0.01%)
 Cherokee                                                          563                  19,384
THERAPEUTICS (0.24%)
 Medarex /1/ /2/                                                37,420                 327,051
 NeoPharm /1/ /2/                                               35,194                 338,214
                                                                                       665,265
TRANSACTIONAL SOFTWARE (0.59%)
 Transaction Systems Architects /1/                             60,101               1,623,328
TRANSPORT-MARINE (0.36%)
 Overseas Shipholding Group                                     20,560                 978,656
TRANSPORT-SERVICES (0.53%)
 HUB Group /1/                                                  28,132               1,023,161
 Ryder System /6/                                               11,196                 444,145
                                                                                     1,467,306
TRANSPORT-TRUCK (0.21%)
 USA Truck /1/                                                  25,341                 588,165
WIRE & CABLE PRODUCTS (0.11%)
 General Cable /1/ /2/                                          18,207                 295,864
WIRELESS EQUIPMENT (0.34%)
 Powerwave Technologies /1/ /2/                                 82,842                 928,659
                                                  TOTAL COMMON STOCKS              267,820,018

                                                Principal

                                                Amount                       Value

------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.58%)
FINANCE-MORTGAGE LOAN/BANKER (3.58%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank
                                                           $                      $
  3.72%; 11/01/05                                            9,871,868               9,871,868
                                               TOTAL COMMERCIAL PAPER                9,871,868






                                                Maturity

                                                Amount                       Value

------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (14.62%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $41,097,848; 02/15/26 -
  02/15/27) /7/                                            $40,296,421            $ 40,292,000
                                          TOTAL REPURCHASE AGREEMENTS               40,292,000
                                                                                  ------------

                                TOTAL PORTFOLIO INVESTMENTS (115.36%)              317,983,886
OTHER ASSETS AND LIABILITIES, NET (-15.36%)                                        (42,342,571)
                                           TOTAL NET ASSETS (100.00%)             $275,641,315
                                                                                  ---------------

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP BLEND FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP BLEND FUND
                                OCTOBER 31, 2005


   Contract                   Opening       Current      Unrealized
     Type       Commitment  Market Value  Market Value   Gain(Loss)
--------------------------------------------------------------------
FUTURES CONTRACTS
4 Russell 2000    Buy        $1,340,400    $1,298,400     $(42,000)
December 2005
Futures

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP BLEND FUND
                                OCTOBER 31, 2005


/1// /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $20,279 or 0.01% of net assets.
/4 /Security is illiquid.
/5 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid. At the end of the period, the value of these securities totaled $20,279 or 0.01% of net assets.
/6 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $674,195 or 0.24% of net assets.
/7 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 33,900,181
Unrealized Depreciation                       (13,910,449)
                                             ------------
Net Unrealized Appreciation (Depreciation)     19,989,732
Cost for federal income tax purposes         $297,994,154


                     INVESTMENTS BY SECTOR (UNAUDITED)
Sector                              Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $ 93,655,341                     29.33%
 Consumer,
 Non-cyclical                        48,812,666                     15.29
 Industrial                          42,236,052                     13.23
 Consumer, Cyclical                  37,619,157                     11.78
 Technology                          29,403,151                      9.21
 Energy                              18,264,845                      5.72
 Communications                      17,951,135                      5.62
 Utilities                           10,712,903                      3.36
 Government                           9,871,868                      3.09
 Basic Materials                      5,432,913                      1.70
 Funds                                4,023,855                      1.26
 Futures Contracts                    1,298,400                      0.41
                TOTAL              $319,282,286                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP VALUE FUND
                                OCTOBER 31, 2005

                                            Shares

                                            Held                                 Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (95.07%)
ADVERTISING SERVICES (0.38%)
                                                                             $
 Ventiv Health /1/                                         17,193                 433,951
AEROSPACE & DEFENSE EQUIPMENT (1.51%)
 Armor Holdings /1/                                        20,120                 899,565
 Moog /1/                                                  28,740                 852,141
                                                                                1,751,706
APPAREL MANUFACTURERS (0.98%)
 Hartmarx /1/                                              63,410                 442,602
 Quiksilver /1/                                            59,880                 690,416
                                                                                1,133,018
APPLICATIONS SOFTWARE (1.27%)
 Embarcadero Technologies /1/                              80,390                 625,434
 MRO Software /1/                                          51,300                 840,294
                                                                                1,465,728
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.17%)
 American Axle & Manufacturing Holdings                    25,460                 555,028
 Modine Manufacturing                                      24,100                 796,746
                                                                                1,351,774
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (1.23%)
 Aftermarket Technology /1/                                31,897                 587,862
 Commercial Vehicle Group /1/                              42,680                 833,113
                                                                                1,420,975
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.84%)
 Eagle Materials                                            3,900                 415,311
 Texas Industries                                          11,090                 550,064
                                                                                  965,375
BUILDING-HEAVY CONSTRUCTION (0.78%)
 Perini /1/                                                44,290                 902,630
BUILDING-RESIDENTIAL & COMMERCIAL (0.80%)
 Levitt                                                    29,120                 572,208
 Technical Olympic USA                                     16,670                 352,404
                                                                                  924,612
CHEMICALS-DIVERSIFIED (0.79%)
 FMC /1/                                                   16,810                 915,136
CHEMICALS-SPECIALTY (1.80%)
 Albemarle                                                 18,760                 658,289
 Arch Chemicals                                            23,360                 613,667
 Cytec Industries                                          19,630                 810,719
                                                                                2,082,675
COAL (0.52%)
 Foundation Coal Holdings /1/                              16,175                 606,562
COMMERCIAL BANKS (12.91%)
 BancFirst                                                 12,680               1,053,454
 Capital Corp of the West                                  32,889               1,085,337
 City Holding                                              20,464                 749,801
 Columbia Banking Systems                                  26,027                 752,441
 Community Trust Bancorp                                   52,491               1,810,415
 Cullen/Frost Bankers                                      19,350               1,022,067
 First State Bancorp.                                      37,511                 836,870
 Greene County Bancshares /2/                              27,969                 742,857
 Hancock Holding /2/                                       13,820                 492,959
 Hanmi Financial                                           39,120                 716,287
                                            Shares

                                            Held                                 Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                             $
 IBERIABANK                                                14,590                 779,836
 Pacific Capital Bancorp.                                  24,740                 892,372
 Taylor Capital Group                                      20,132                 828,230
 Trico Bancshares                                          36,430                 822,225
 Union Bankshares /2/                                      10,015                 448,171
 Vineyard National Bancorp. /2/                            32,200                 942,816
 Wintrust Financial                                        17,910                 961,409
                                                                               14,937,547
COMMUNICATIONS SOFTWARE (0.55%)
 Avid Technology /1/                                       12,960                 638,021
COMPUTERS-INTEGRATED SYSTEMS (0.95%)
 Kronos /1/                                                15,430                 707,620
 RadiSys /1/                                               24,097                 387,239
                                                                                1,094,859
CONSUMER PRODUCTS-MISCELLANEOUS (0.54%)
 Central Garden & Pet /1/                                  14,680                 629,332
CONTAINERS-METAL & GLASS (0.67%)
 Silgan Holdings                                           23,960                 770,793
COSMETICS & TOILETRIES (0.47%)
 Elizabeth Arden /1/                                       24,980                 541,317
DENTAL SUPPLIES & EQUIPMENT (0.07%)
 Sybron Dental Specialties /1/                              1,914                  82,111
DISTRIBUTION-WHOLESALE (2.37%)
 Aviall /1/                                                25,100                 791,905
 Watsco                                                    16,010                 909,848
 WESCO International /1/                                   26,260               1,043,835
                                                                                2,745,588
E-SERVICES-CONSULTING (0.61%)
 Digital Insight /1/                                       23,620                 704,585
ELECTRIC-INTEGRATED (2.97%)
 PNM Resources                                             31,730                 804,356
 Westar Energy                                             56,920               1,257,932
 WPS Resources /2/                                         25,070               1,367,819
                                                                                3,430,107
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.64%)
 Benchmark Electronics /1/                                 26,310                 739,048
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.15%)
 DSP Group /1/                                             32,490                 798,604
 MIPS Technologies /1/                                     94,150                 528,182
                                                                                1,326,786
ELECTRONIC CONNECTORS (1.02%)
 Thomas & Betts /1/                                        30,370               1,182,000
ENTERPRISE SOFTWARE & SERVICE (0.94%)
 Hyperion Solutions /1/                                    13,230                 639,803
 ManTech International /1/                                 16,117                 446,441
                                                                                1,086,244
FINANCE-AUTO LOANS (0.50%)
 WFS Financial /1/                                          8,090                 581,914
                                            Shares

                                            Held                                 Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-CREDIT CARD (0.99%)
                                                                             $
 Advanta                                                   40,300               1,143,311
GAS-DISTRIBUTION (1.98%)
 Atmos Energy                                              40,510               1,065,413
 Energen                                                   32,520               1,222,752
                                                                                2,288,165
HOME FURNISHINGS (0.37%)
 Tempur-Pedic International /1/ /2/                        39,110                 432,557
HOTELS & MOTELS (0.71%)
 LaSalle Hotel Properties                                  23,180                 820,340
HUMAN RESOURCES (1.70%)
 Korn/Ferry International /1/                              43,610                 750,964
 Labor Ready /1/                                           52,060               1,215,601
                                                                                1,966,565
INDUSTRIAL GASES (0.66%)
 Airgas                                                    27,040                 764,421
INSTRUMENTS-CONTROLS (0.64%)
 Mettler Toledo International /1/                          14,350                 740,460
INTERNET APPLICATION SOFTWARE (0.55%)
 Stellent /1/                                              69,870                 640,708
INTIMATE APPAREL (0.61%)
 Warnaco Group /1/                                         31,250                 708,750
LIFE & HEALTH INSURANCE (0.88%)
 Scottish Annuity & Life Holdings /2/                      41,506               1,018,972
MACHINERY TOOLS & RELATED PRODUCTS (1.34%)
 Kennametal                                                17,220                 880,114
 Lincoln Electric Holdings                                 16,960                 671,107
                                                                                1,551,221
MACHINERY-CONSTRUCTION & MINING (0.44%)
 Bucyrus International                                     12,350                 513,143
MACHINERY-GENERAL INDUSTRY (0.60%)
 Gardner Denver /1/                                        14,312                 695,563
MEDICAL INSTRUMENTS (1.10%)
 Conmed /1/                                                20,690                 496,146
 Symmetry Medical /1/ /2/                                  35,170                 778,664
                                                                                1,274,810
MEDICAL PRODUCTS (1.08%)
 Encore Medical /1/ /2/                                   123,200                 617,232
 Syneron Medical /1/ /2/                                   17,510                 629,309
                                                                                1,246,541
MEDICAL STERILIZATION PRODUCT (0.22%)
 STERIS                                                    11,201                 255,495
MEDICAL-BIOMEDICAL/GENE (0.35%)
 Serologicals /1/                                          20,720                 403,626
MEDICAL-HOSPITALS (0.53%)
 LifePoint Hospitals /1/                                   15,800                 617,780
                                            Shares

                                            Held                                 Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
METAL PROCESSORS & FABRICATION (0.49%)
                                                                             $
 Commercial Metals                                         17,660                 561,411
METAL-ALUMINUM (0.66%)
 Century Aluminum /1/ /2/                                  42,040                 764,287
MISCELLANEOUS INVESTING (8.69%)
 Agree Realty                                              35,260                 950,257
 Arbor Realty Trust                                        48,503               1,278,539
 CBL & Associates Properties                               23,476                 876,829
 Deerfield Triarc Capital                                  19,944                 258,674
 Entertainment Properties Trust                            31,283               1,254,448
 Gramercy Capital                                          44,750               1,055,652
 Inland Real Estate                                        52,580                 749,265
 KKR Financial                                             26,707                 596,100
 Newcastle Investment                                      32,526                 855,109
 Prentiss Properties Trust                                 11,210                 442,347
 Urstadt Biddle Properties                                 33,263                 551,501
 Winston Hotels                                           115,250               1,188,227
                                                                               10,056,948
MISCELLANEOUS MANUFACTURERS (0.75%)
 FreightCar America /1/ /2/                                19,954                 872,788
NON-FERROUS METALS (0.77%)
 RTI International Metals /1/                              26,460                 886,939
OFFICE SUPPLIES & FORMS (0.70%)
 Ennis                                                     47,080                 805,068
OIL & GAS DRILLING (0.78%)
 Atwood Oceanics /1/                                        6,480                 456,322
 Helmerich & Payne                                          8,080                 447,632
                                                                                  903,954
OIL COMPANY-EXPLORATION & PRODUCTION (1.63%)
 Houston Exploration /1/                                    7,450                 384,048
 Remington Oil & Gas /1/                                   12,790                 447,650
 St. Mary Land & Exploration                               15,420                 524,434
 Whiting Petroleum /1/                                     12,990                 526,744
                                                                                1,882,876
OIL FIELD MACHINERY & EQUIPMENT (0.81%)
 Dresser-Rand Group /1/                                    20,885                 453,204
 Lone Star Technologies /1/                                10,520                 481,290
                                                                                  934,494
OIL-FIELD SERVICES (1.85%)
 Global Industries /1/                                     42,980                 546,276
 Hornbeck Offshore Services /1/                            15,130                 487,337
 Oil States International /1/                              17,560                 581,236
 W-H Energy Services /1/                                   17,360                 526,008
                                                                                2,140,857
PHYSICIAN PRACTICE MANAGEMENT (1.36%)
 Matria Healthcare /1/                                     23,675                 793,823
 Pediatrix Medical Group /1/                               10,180                 784,471
                                                                                1,578,294
POULTRY (0.46%)
 Sanderson Farms                                           15,330                 529,038
                                            Shares

                                            Held                                 Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PRINTING-COMMERCIAL (0.57%)
                                                                             $
 Consolidated Graphics /1/                                 16,970                 661,660
PROPERTY & CASUALTY INSURANCE (2.97%)
 Arch Capital Group /1/                                    32,180               1,592,910
 Stewart Information Services                              21,370               1,088,374
 Zenith National Insurance                                 16,680                 750,934
                                                                                3,432,218
RADIO (0.47%)
 Beasley Broadcasting Group /1/                            37,620                 548,123
REINSURANCE (1.02%)
 Max Re Capital /2/                                        49,140               1,174,937
RESEARCH & DEVELOPMENT (0.46%)
 PRA International /1/                                     20,094                 533,697
RESORTS & THEME PARKS (0.57%)
 Vail Resorts /1/                                          19,620                 657,270
RESPIRATORY PRODUCTS (0.55%)
 Respironics /1/                                           17,562                 629,949
RETAIL-APPAREL & SHOE (3.41%)
 Charming Shoppes /1/                                      76,180                 853,216
 Dress Barn /1/ /2/                                        33,040                 877,873
 Genesco /1/                                               12,440                 457,792
 Pacific Sunwear of California /1/                         19,120                 478,382
 Stage Stores /1/                                          22,375                 620,235
 Too /1/                                                   23,300                 661,953
                                                                                3,949,451
RETAIL-AUTO PARTS (0.47%)
 CSK Auto /1/                                              36,260                 548,614
RETAIL-JEWELRY (0.36%)
 Zale /1/                                                  15,000                 420,450
RETAIL-RESTAURANTS (2.12%)
 Checkers Drive-In Restaurant /1/                          32,020                 462,689
 Landry's Restaurants                                      22,120                 608,300
 Lone Star Steakhouse & Saloon                             25,900                 668,479
 Sonic /1/                                                 24,500                 709,030
                                                                                2,448,498
RETAIL-SPORTING GOODS (0.51%)
 Sports Authority /1/ /2/                                  21,350                 594,384
SAVINGS & LOANS-THRIFTS (1.70%)
 Sterling Financial /1/                                    42,125               1,054,810
 WSFS Financial                                            14,737                 912,957
                                                                                1,967,767
SEMICONDUCTOR EQUIPMENT (0.95%)
 Entegris /1/                                              57,000                 556,320
 Veeco Instruments /1/ /2/                                 33,810                 537,241
                                                                                1,093,561
STEEL PIPE & TUBE (0.84%)
 NS Group /1/                                              12,135                 419,992
 Valmont Industries                                        16,763                 545,971
                                                                                  965,963
                                            Shares

                                            Held                                 Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
STEEL-SPECIALTY (1.25%)
                                                                             $
 Allegheny Technologies                                    23,380                 671,240
 Oregon Steel Mills /1/                                    30,550                 775,664
                                                                                1,446,904
TELECOMMUNICATION EQUIPMENT (1.15%)
 Arris Group /1/                                           58,680                 485,284
 Comtech Telecommunications /1/                            11,295                 433,276
 Tekelec /1/                                               30,140                 413,521
                                                                                1,332,081
TELECOMMUNICATION SERVICES (0.42%)
 Iowa Telecommunications Services                          29,341                 484,127
TRANSPORT-AIR FREIGHT (0.53%)
 ABX Air /1/                                               77,170                 616,588
TRANSPORT-MARINE (0.39%)
 OMI /2/                                                   25,110                 453,989
TRANSPORT-TRUCK (1.02%)
 Marten Transport /1/                                      24,970                 663,453
 Old Dominion Freight Line /1/                             14,740                 521,648
                                                                                1,185,101
WIRE & CABLE PRODUCTS (1.21%)
 Encore Wire /1/                                           32,523                 701,521
 General Cable /1/ /2/                                     42,574                 691,828
                                                                                1,393,349
                                             TOTAL COMMON STOCKS              109,982,457

                                            Principal

                                            Amount                               Value

-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.49%)
FINANCE-MORTGAGE LOAN/BANKER (1.07%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                       $                     $
  3.72%; 11/01/05                                       1,238,999               1,238,999
FINANCE-OTHER SERVICES (4.42%)
 Investment in Joint Trading Account;
  HSBC Funding
  4.04%; 11/01/05                                       5,110,177               5,110,177
                                          TOTAL COMMERCIAL PAPER                6,349,176





                                            Maturity

                                            Amount                               Value

-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (7.49%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by
  U.S. Treasury Strips; $8,831,162;
  02/15/26 - 02/15/27) /3/                             $8,658,950            $  8,658,000
                                     TOTAL REPURCHASE AGREEMENTS                8,658,000
                                                                             ------------

                           TOTAL PORTFOLIO INVESTMENTS (108.05%)              124,989,633
OTHER ASSETS AND LIABILITIES, NET (-8.05%)                                     (9,309,093)
                                      TOTAL NET ASSETS (100.00%)             $115,680,540
                                                                             ---------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP VALUE FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP VALUE FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP VALUE FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 10,143,098
Unrealized Depreciation                        (4,132,186)
                                             ------------
Net Unrealized Appreciation (Depreciation)      6,010,912
Cost for federal income tax purposes         $118,978,721


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $ 48,902,131                     39.12%
 Consumer, Cyclical                  17,335,941                     13.87
 Industrial                          15,861,130                     12.69
 Consumer,
 Non-cyclical                        11,755,282                      9.41
 Basic Materials                      6,860,362                      5.49
 Technology                           6,705,198                      5.36
 Energy                               6,468,744                      5.18
 Utilities                            5,718,272                      4.57
 Communications                       4,143,574                      3.32
 Government                           1,238,999                      0.99
                TOTAL              $124,989,633                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              TAX-EXEMPT BOND FUND
                                OCTOBER 31, 2005

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (95.58%)
ALABAMA (1.20%)
 Courtland, Alabama
  International Paper
                                               $                     $
  4.75%; 05/01/17                               2,000,000               1,973,860
ALASKA (0.64%)
 Alaska Housing Finance
  FGIC
  5.25%; 12/01/34                               1,000,000               1,049,290
ARIZONA (1.60%)
 Arizona State University
  AMBAC
  5.25%; 09/01/24                               1,500,000               1,602,585
 Arizona University Medical Center
  5.00%; 07/01/22                               1,000,000               1,014,490
                                                                        2,617,075
CALIFORNIA (11.56%)
 California
  5.25%; 02/01/17                               2,190,000               2,337,584
  5.25%; 11/01/25                               2,000,000               2,106,720
  5.50%; 04/01/28                               2,000,000               2,144,560
 California Pollution Control
  Financing Authority
  Waste Management
  3.13%; 01/01/22                               1,750,000               1,746,395
 California Statewide Communities
  Development Authority
  Kaiser Permanente
  3.85%; 11/01/29                               1,000,000                 982,560
 Clovis, California Public
  Financing Authority
  MBIA
  5.25%; 08/01/30                               2,000,000               2,126,940
 Golden State Tobacco Securitization
  5.50%; 06/01/43                                 500,000                 552,650
 Golden State Tobacco Securitization
  FGIC
  5.00%; 06/01/35                               5,000,000               5,114,450
 San Diego Redevelopment Agency
  XLCA
  5.00%; 09/01/23                               1,775,000               1,825,960
                                                                       18,937,819
COLORADO (2.50%)
 Colorado Health Facilities Authority
  Catholic Health Initiatives
  5.38%; 12/01/11                               1,565,000               1,650,230
 Fort Collins, Colorado Lease
  Certificate
  AMBAC
  5.38%; 06/01/23                               2,275,000               2,450,584
                                                                        4,100,814
FLORIDA (4.24%)
 Gainesville, Florida
  5.20%; 10/01/26                                 590,000                 603,417
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
FLORIDA (CONTINUED)
 Orange County, Florida
  AMBAC
                                               $                     $
  5.50%; 10/01/32                               3,000,000               3,220,470
 Orange County, Florida School Board
  5.38%; 08/01/22                               2,690,000               2,806,746
  5.38%; 08/01/22                                 310,000                 322,161
                                                                        6,952,794
GEORGIA (0.62%)
 Richmond County, Georgia
  ASU Jaguar Student Housing
  5.00%; 02/01/20                               1,000,000               1,012,060
IDAHO (1.57%)
 Idaho Health Facilities Authority
  Portneuf Medical Center Project
  5.25%; 09/01/25                               2,000,000               2,077,600
 Idaho Housing & Finance Association
  5.90%; 01/01/15                                 490,000                 499,428
                                                                        2,577,028
ILLINOIS (8.75%)
 Chicago, Illinois
  6.30%; 09/01/29                                 935,000                 963,078
 Chicago, Illinois Board of Education
  Albany PK Academy
  5.50%; 12/01/21                               1,270,000               1,391,552
 Chicago, Illinois Board of Education
  Benito Juarez Community Academy
  6.00%; 12/01/18                               1,290,000               1,469,026
  6.00%; 12/01/21                               1,540,000               1,766,272
 Chicago, Illinois Gas Supply
  Peoples Gas Light
  4.75%; 03/01/30                               2,000,000               2,049,240
 Cook County, Illinois
  5.25%; 11/15/28                               2,000,000               2,125,620
 Illinois Finance Authority
  OSF Healthcare System
  5.25%; 11/15/23                               1,500,000               1,544,685
 Illinois Health Facility
  Advocate Health
  5.25%; 08/15/08                                 320,000                 339,357
  7.00%; 02/15/09                                 190,000                 201,949
  7.00%; 02/15/18                                 720,000                 864,338
 Illinois Health Facility
  Lake Forest Hospital
  6.00%; 07/01/17                               1,500,000               1,622,415
                                                                       14,337,532
INDIANA (5.66%)
 Hendricks County, Indiana
  5.50%; 07/15/20                               2,500,000               2,723,350
 Indiana Bond Bank
  Water & Sewer
  5.88%; 08/01/13                               1,060,000               1,172,763
 Indiana Health Facility
  Clarion Health Partners
  5.38%; 02/15/09                               2,020,000               2,096,841
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
INDIANA (CONTINUED)
 Indianapolis Public Improvement
  MBIA
                                               $                     $
  5.50%; 01/01/16                               3,000,000               3,282,000
                                                                        9,274,954
IOWA (1.86%)
 Chillicothe, Iowa
  IES Utilities
  3.60%; 11/01/23                               1,100,000               1,075,613
 Eddyville, Iowa
  Cargill
  5.63%; 12/01/13                               1,000,000               1,002,200
 Lansing, Iowa
  Interstate Power
  3.60%; 11/01/08                               1,000,000                 977,280
                                                                        3,055,093
KANSAS (1.30%)
 Sedgwick & Shawnee Counties, Kansas
  GNMA/FNMA
  5.65%; 06/01/37                               2,000,000               2,137,200
KENTUCKY (1.77%)
 Adair County, Kentucky
  5.10%; 09/01/20                               2,745,000               2,902,261
MAINE (1.06%)
 Maine Governmental Facilities Authority
  MBIA
  5.38%; 10/01/17                               1,600,000               1,728,832
MARYLAND (1.10%)
 Maryland Community Development
  Administration
  Single Family Program
  5.60%; 04/01/18                               1,755,000               1,803,403
MASSACHUSETTS (2.00%)
 Massachusetts
  5.50%; 03/01/12                               3,000,000               3,279,210
MICHIGAN (5.41%)
 Michigan State Hospital Finance
  Authority
  Trinity Health
  6.00%; 12/01/13                               1,275,000               1,406,950
 Michigan State Housing
  Development Authority
  5.13%; 06/01/11                               2,500,000               2,581,175
 Michigan State Trunk Line
  FSA
  5.25%; 10/01/21                               1,000,000               1,072,750
 Michigan Strategic Fund
  Detroit Edison
  5.45%; 09/01/29                               2,000,000               2,064,700
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
MICHIGAN (CONTINUED)
 Walled Lake, Michigan
  MBIA
                                               $                     $
  5.25%; 05/01/22                               1,625,000               1,737,531
                                                                        8,863,106
MINNESOTA (0.65%)
 Minnesota State Municipal
  Power Agency
  5.25%; 10/01/21                               1,000,000               1,065,190
MISSISSIPPI (1.32%)
 Mississippi
  5.50%; 09/01/10                               2,000,000               2,157,880
MISSOURI (1.27%)
 Missouri Housing Development Commission
  GNMA/FNMA
  5.05%; 09/01/24                                 815,000                 828,504
 Missouri State Health & Educational
  Facilities Authority
  BJC Health System
  5.00%; 05/15/20                               1,200,000               1,247,040
                                                                        2,075,544
NEW HAMPSHIRE (1.33%)
 New Hampshire Health & Education
  Facilities Authority
  FSA
  5.50%; 08/01/27                               2,000,000               2,170,880
NEW JERSEY (1.95%)
 New Jersey Economic Development
  Authority
  5.00%; 06/15/11                                 525,000                 555,592
  5.25%; 03/01/24                               2,000,000               2,114,720
  5.63%; 06/15/19                                 500,000                 529,625
                                                                        3,199,937
NEW YORK (9.07%)
 City of New York
  5.00%; 09/01/13                               2,000,000               2,120,420
  6.25%; 08/01/08                                 750,000                 776,865
 New York City Municipal Water Finance
  Authority
  5.00%; 06/15/31                               2,540,000               2,614,168
 New York State Dormitory Authority
  AMBAC
  6.13%; 07/01/12                               2,000,000               2,231,520
 New York State Dormitory Authority
  MBIA
  5.25%; 10/01/23                               1,500,000               1,604,385
 Tobacco Settlement Financing Authority
  5.25%; 06/01/21                               2,200,000               2,358,950
  5.50%; 06/01/14                               2,000,000               2,114,900
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
NEW YORK (CONTINUED)
 United Nations Development
                                               $                     $
  5.25%; 07/01/14                               1,000,000               1,036,160
                                                                       14,857,368
NORTH CAROLINA (1.47%)
 Fayetteville, North Carolina
  2.69%; 03/01/24                               2,400,000               2,400,000
OKLAHOMA (1.40%)
 Tulsa Industrial Authority
  St. John Medical Center
  6.25%; 02/15/06                               1,280,000               1,292,032
  6.25%; 02/15/06                               1,000,000               1,009,400
                                                                        2,301,432
OREGON (0.61%)
 Oregon State Housing & Community
  Services Department
  5.65%; 07/01/28                                 970,000                 995,453
PENNSYLVANIA (1.24%)
 Pennsylvania Economic Development
  Financing Authority
  Waste Management
  5.10%; 10/01/27                               1,000,000               1,001,730
 Pennsylvania State University
  Government of the University
  5.00%; 09/01/29                               1,000,000               1,035,300
                                                                        2,037,030
PUERTO RICO (1.28%)
 Puerto Rico
  5.25%; 07/01/22                               2,000,000               2,096,300
SOUTH CAROLINA (1.98%)
 South Carolina Public Service
  FSA
  5.38%; 01/01/16                               3,000,000               3,240,300
TEXAS (9.78%)
 Brazos River Authority
  Houston Industries
  5.13%; 05/01/19                               2,000,000               2,084,260
 Guadalupe-Blanco River Authority
  E.I. Dupont De Nemours
  6.35%; 07/01/22                               2,500,000               2,555,850
 Lower Colorado River Authority
  MBIA
  5.38%; 05/15/20                               3,000,000               3,200,010
 Red River Authority
  MBIA
  6.00%; 06/01/20                               1,000,000               1,034,440
 San Antonio, Texas
  FSA
  5.50%; 05/15/17                               2,090,000               2,273,795
 San Marcos, Texas
  PSF-GTD
  5.63%; 08/01/25                               2,020,000               2,231,938
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
TAX-EXEMPT BONDS (CONTINUED)
TEXAS (CONTINUED)
 Texas State Department Of Housing &
  Community Affairs
                                               $                     $
  5.70%; 01/01/33                               2,555,000               2,649,739
                                                                       16,030,032
UTAH (1.71%)
 Utah Water Finance Agency
  AMBAC
  5.00%; 10/01/26                               2,700,000               2,798,388
VIRGINIA (1.06%)
 Tobacco Settlement Financing
  5.25%; 06/01/19                               1,690,000               1,736,036
WASHINGTON (3.49%)
 Grant County, Washington
  5.00%; 01/01/24                               1,550,000               1,607,598
 Port of Seattle, Washington
  Intermediate Lien
  5.00%; 03/01/26                               2,000,000               2,073,860
 Seattle, Washington
  5.00%; 07/01/33                               2,000,000               2,042,000
                                                                        5,723,458
WEST VIRGINIA (2.51%)
 Braxton County, West Virginia
  Weyerhaeuser
  6.13%; 04/01/26                               2,000,000               2,082,440
 Pleasants County, West Virginia
  Potomac Edison
  6.15%; 05/01/15                               2,000,000               2,035,920
                                                                        4,118,360
WISCONSIN (0.62%)
 Wisconsin Health & Educational
  Facilities
  Franciscan Skemp Medical Center
  6.13%; 11/15/15                               1,000,000               1,021,230
                                  TOTAL TAX-EXEMPT BONDS              156,627,149
















                                            Principal Amount
                                                                        Value
----------------------------------------------------------------------------------------
OTHER (3.84%)
                                                                     $
 Blackrock Institutional Fund                  $1,300,000               1,300,000
 Merrill Lynch Institutional Tax-Exempt
  Munifund                                      5,000,000               5,000,000
                                             TOTAL OTHER                6,300,000
                                                                     ------------

                    TOTAL PORTFOLIO INVESTMENTS (99.42%)              162,927,149
OTHER ASSETS AND LIABILITIES, NET (0.58%)                                 945,110
                              TOTAL NET ASSETS (100.00%)             $163,872,259
                                                                     --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              TAX-EXEMPT BOND FUND
                                OCTOBER 31, 2005

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              TAX-EXEMPT BOND FUND
                                OCTOBER 31, 2005



UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  3,017,634
Unrealized Depreciation                          (809,001)
                                             ------------
Net Unrealized Appreciation (Depreciation)      2,208,633
Cost for federal income tax purposes         $160,718,516


                             INVESTMENTS BY SECTOR
 Sector                              Value                       Percentage of
                                                                  Total Value
---------------------------------------------------------------------------------------
                                  $
 Insured                              81,999,706                       50.33%
 Revenue                              48,990,858                       30.07
 General Obligation                   16,463,679                       10.10
 Prerefunded                           9,192,906                        5.64
 Other                                 6,300,000                        3.86
                TOTAL               $162,927,149                      100.00%
                                  -------------------               --------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005           2004       2003      2002    2001/(G)/
                            ----           ----       ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.86         $10.66     $10.59    $10.68   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.37           0.34       0.31      0.46     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)          0.20       0.11     (0.05)    0.64
                           -----           ----       ----     -----     ----
 Total From Investment
            Operations      0.09           0.54       0.42      0.41     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.37)         (0.34)     (0.35)    (0.44)   (0.49)
 Distributions from
  Realized Gains......     (0.01)            --         --     (0.06)      --
 ------                    -----                               -----
   Total Dividends and
         Distributions     (0.38)         (0.34)     (0.35)    (0.50)   (0.49)
                           -----          -----      -----     -----    -----
Net Asset Value, End
 of Period............    $10.57         $10.86     $10.66    $10.59   $10.68
                          ======         ======     ======    ======   ======
Total Return..........      0.79%          5.17%      4.05%     4.08%   10.95%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $35,016        $28,547    $14,430    $2,237   $2,669
 Ratio of Expenses to
  Average Net Assets..      1.33%          1.15%      1.12%     1.12%    1.12%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............      1.12%          1.12%        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.47%          3.15%      2.92%     4.35%    5.03%/(i)/
 Portfolio Turnover
  Rate................     202.1%/(k)/    150.5%      91.0%     46.7%   124.7%/(i)/

                            2005           2004       2003      2002    2001/(G)/
                            ----           ----       ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.84         $10.63     $10.57    $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.35           0.32       0.30      0.55     0.47
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)          0.21       0.10     (0.16)    0.63
                           -----           ----       ----     -----     ----
 Total From Investment
            Operations      0.07           0.53       0.40      0.39     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)         (0.32)     (0.34)    (0.43)   (0.47)
 Distributions from
  Realized Gains......     (0.01)            --         --     (0.06)      --
 ------                    -----                               -----
   Total Dividends and
         Distributions     (0.36)         (0.32)     (0.34)    (0.49)   (0.47)
                           -----          -----      -----     -----    -----
Net Asset Value, End
 of Period............    $10.55         $10.84     $10.63    $10.57   $10.67
                          ======         ======     ======    ======   ======
Total Return..........      0.61%          5.09%      3.77%     3.80%   10.69%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $39,797        $31,801    $12,537      $388   $2,669
 Ratio of Expenses to
  Average Net Assets..      1.51%          1.34%      1.30%     1.30%    1.30%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............      1.30%          1.30%        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.29%          2.95%      2.71%     4.27%    4.85%/(i)/
 Portfolio Turnover
  Rate................     202.1%/(k)/    150.5%      91.0%     46.7%   124.7%/(i)/

                            2005
                            ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.36
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)
                           -----
 Total From Investment
            Operations      0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)
 Distributions from
  Realized Gains......     (0.01)
                           -----
   Total Dividends and
         Distributions     (0.35)
                           -----
Net Asset Value, End
 of Period............    $10.61
                          ======
Total Return..........      0.66%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $752
 Ratio of Expenses to
  Average Net Assets..      1.67%
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............      1.43%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.27%
 Portfolio Turnover
  Rate................     202.1%/(k)/
                           2005/(F)/
                           ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating
  Loss)/(c)/..........      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.27)
                           -----
 Total From Investment
            Operations     (0.12)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.15)
   ----
   Total Dividends and
         Distributions     (0.15)
                           -----
Net Asset Value, End
 of Period............    $10.63
                          ======
Total Return /(d)/ ...     (1.09)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $172,274
 Ratio of Expenses to
  Average Net Assets
  /(l)/ ..............      0.94%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b) //(l)// / .....      0.94%/(i)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.95%/(i)/
 Portfolio Turnover
  Rate................     202.1%/(k)/

                           2005/(F)/
                           ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating
  Loss)/(c)/..........      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.26)
                           -----
 Total From Investment
            Operations     (0.14)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)
   ----
   Total Dividends and
         Distributions     (0.12)
                           -----
Net Asset Value, End
 of Period............    $10.64
                          ======
Total Return /(d)/ ...     (1.27)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $28,559
 Ratio of Expenses to
  Average Net Assets
  /(l)/ ..............      1.60%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b) //(l)// / .....      1.60%/(i)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.30%/(i)/
 Portfolio Turnover
  Rate................     202.1%/(k)/

                            2005           2004       2003      2002    2001/(J)/
                            ----           ----       ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.94         $10.73     $10.66    $10.73   $10.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.38           0.32       0.28      0.40     0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)          0.20       0.11        --     0.37
  ----                     -----           ----       ----               ----
 Total From Investment
            Operations      0.10           0.52       0.39      0.40     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.36)         (0.31)     (0.32)    (0.41)   (0.32)
 Distributions from
  Realized Gains......     (0.01)            --         --     (0.06)      --
 ------                    -----                               -----
   Total Dividends and
         Distributions     (0.37)         (0.31)     (0.32)    (0.47)   (0.32)
                           -----          -----      -----     -----    -----
Net Asset Value, End
 of Period............    $10.67         $10.94     $10.73    $10.66   $10.73
                          ======         ======     ======    ======   ======
Total Return /(d)/ ...      0.85%          4.94%      3.64%     3.86%    6.46%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $211,273       $159,802   $110,398   $51,760   $7,941
 Ratio of Expenses to
  Average Net Assets..      1.35%          1.36%      1.43%     1.50%    1.48%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............      1.13%          1.32%        --        --       --
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...      1.52%          1.37%      1.48%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.46%          2.94%      2.65%     3.78%    4.41%/(i)/
 Portfolio Turnover
  Rate................     202.1%/(k)/    150.5%      91.0%     46.7%   124.7%/(i)/
                            2005           2004       2003      2002    2001/(J)/
                            ----           ----       ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.90         $10.70     $10.63    $10.71   $10.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.44           0.40       0.38      0.50     0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)          0.20       0.11     (0.02)    0.35
                           -----           ----       ----     -----     ----
 Total From Investment
            Operations      0.16           0.60       0.49      0.48     0.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.43)         (0.40)     (0.42)    (0.50)   (0.38)
 Distributions from
  Realized Gains......     (0.01)            --         --     (0.06)      --
 ------                    -----                               -----
   Total Dividends and
         Distributions     (0.44)         (0.40)     (0.42)    (0.56)   (0.38)
                           -----          -----      -----     -----    -----
Net Asset Value, End
 of Period............    $10.62         $10.90     $10.70    $10.63   $10.71
                          ======         ======     ======    ======   ======
Total Return..........      1.45%          5.74%      4.63%     4.76%    6.92%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $771,847       $373,880   $165,504   $42,163   $5,090
 Ratio of Expenses to
  Average Net Assets..      0.77%          0.59%      0.55%     0.55%    0.55%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............      0.55%          0.55%        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.07%          3.71%      3.51%     4.72%    5.28%/(i)/
 Portfolio Turnover
  Rate................     202.1%/(k)/    150.5%      91.0%     46.7%   124.7%/(i)/

                            2005           2004       2003      2002    2001/(G)/
                            ----           ----       ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.87         $10.67     $10.60    $10.68   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.41           0.37       0.35      0.48     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.29)          0.20       0.11     (0.02)    0.64
                           -----           ----       ----     -----     ----
 Total From Investment
            Operations      0.12           0.57       0.46      0.46     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.40)         (0.37)     (0.39)    (0.48)   (0.51)
 Distributions from
  Realized Gains......     (0.01)            --         --     (0.06)      --
 ------                    -----                               -----
   Total Dividends and
         Distributions     (0.41)         (0.37)     (0.39)    (0.54)   (0.51)
                           -----          -----      -----     -----    -----
Net Asset Value, End
 of Period............    $10.58         $10.87     $10.67    $10.60   $10.68
                          ======         ======     ======    ======   ======
Total Return..........      1.10%          5.48%      4.37%     4.50%   11.20%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $65,637        $43,420    $33,930    $8,142   $2,669
 Ratio of Expenses to
  Average Net Assets..      1.02%          0.84%      0.81%     0.81%    0.81%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............      0.81%          0.81%        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.79%          3.46%      3.23%     4.51%    5.59%/(i)/
 Portfolio Turnover
  Rate................     202.1%/(k)/    150.5%      91.0%     46.7%   124.7%/(i)/

                            2005           2004       2003      2002    2001/(G)/
                            ----           ----       ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.99         $10.78     $10.65    $10.67   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.40           0.36       0.34      1.08     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)          0.21       0.16     (0.58)    0.62
                           -----           ----       ----     -----     ----
 Total From Investment
            Operations      0.12           0.57       0.50      0.50     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)         (0.36)     (0.37)    (0.46)   (0.50)
 Distributions from
  Realized Gains......     (0.01)            --         --     (0.06)      --
 ------                    -----                               -----
   Total Dividends and
         Distributions     (0.40)         (0.36)     (0.37)    (0.52)   (0.50)
                           -----          -----      -----     -----    -----
Net Asset Value, End
 of Period............    $10.71         $10.99     $10.78    $10.65   $10.67
                          ======         ======     ======    ======   ======
Total Return..........      1.06%          5.39%      4.79%     4.96%   11.03%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $8,635         $2,274       $912      $113   $2,668
 Ratio of Expenses to
  Average Net Assets..      1.15%          0.96%      0.93%     0.92%    0.93%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............      0.93%          0.93%        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.69%          3.35%      3.12%     4.69%    5.22%/(i)/
 Portfolio Turnover
  Rate................     202.1%/(k)/    150.5%      91.0%     46.7%   124.7%/(i)/


See accompanying notes.


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and March 1, 2004.
/(f) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.03, $.03, $.04, $.04 per share, respectively, from December 1, 2000 through December 5, 2000.
/(h) /Total return amounts have not been annualized.
/(i) /Computed on an annualized basis.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 and $.01 per share, respectively, from February 27, 2001 through February 28, 2001.
/(k) /Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.
/(l) /Reflects Manager's contractual expense limit.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005           2004     2003/(F)/
                            ----           ----     ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 ADVISORS PREFERRED
-------------------
 SHARES/(A)/
 ------
Net Asset Value,
 Beginning of Period..    $12.89         $12.07    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.08           0.06      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.39           1.07      2.03
                            ----           ----      ----
 Total From Investment
            Operations      1.47           1.13      2.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)         (0.04)       --
 Distributions from
  Realized Gains......     (0.06)         (0.27)       --
  ----                     -----          -----
   Total Dividends and
         Distributions     (0.13)         (0.31)       --
  ----                     -----          -----
Net Asset Value, End
 of Period............    $14.23         $12.89    $12.07
                          ======         ======    ======
Total Return..........     11.44%          9.55%    20.70%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $34             $9      $121
 Ratio of Expenses to
  Average Net Assets..      1.17%          1.17%     1.17%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.59%          0.44%     0.45%/(d)/
 Portfolio Turnover
  Rate................      86.7%/(h)/    106.2%    109.2%/(d)/

                            2005           2004     2003/(F)/
                            ----           ----     ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 ADVISORS SELECT
----------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $12.87         $12.05    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.04           0.03      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.40           1.08      2.03
                            ----           ----      ----
 Total From Investment
            Operations      1.44           1.11      2.05
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)         (0.02)       --
 Distributions from
  Realized Gains......     (0.06)         (0.27)       --
  ----                     -----          -----
   Total Dividends and
         Distributions     (0.13)         (0.29)       --
  ----                     -----          -----
Net Asset Value, End
 of Period............    $14.18         $12.87    $12.05
                          ======         ======    ======
Total Return..........     11.21%          9.37%    20.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $253            $10      $120
 Ratio of Expenses to
  Average Net Assets..      1.35%          1.35%     1.35%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.31%          0.26%     0.27%/(d)/
 Portfolio Turnover
  Rate................      86.7%/(h)/    106.2%    109.2%/(d)/

                            2005
                            ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 ADVISORS SIGNATURE
-------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $12.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.34
   ----
 Total From Investment
            Operations      1.41
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)
 Distributions from
  Realized Gains......     (0.06)
                           -----
                                              Total
  Dividends and
  Distributions            (0.12)
   ----
Net Asset Value, End
 of Period............    $14.24
                          ======
Total Return..........     10.97%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $12
 Ratio of Expenses to
  Average Net Assets..      1.48%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.48%                       /
 Portfolio Turnover
  Rate................      86.7%/(h)/

                           2005/(E)/
                           ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 CLASS A SHARES
---------------
Net Asset Value,
 Beginning of Period..    $14.08
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.25
   ----
 Total From Investment
            Operations      0.27
   ----
Net Asset Value, End
 of Period............    $14.35
                          ======
Total Return /(g)/ ...      1.92%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $88,400
 Ratio of Expenses to
  Average Net Assets..      1.11%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.40%/(d)/
 Portfolio Turnover
  Rate................      86.7%/(h)/

                           2005/(E)/
                           ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 CLASS B SHARES
---------------
Net Asset Value,
 Beginning of Period..    $14.08
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.25
   ----
 Total From Investment
            Operations      0.24
   ----
Net Asset Value, End
 of Period............    $14.32
                          ======
Total Return /(g)/ ...      1.70%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $14,390
 Ratio of Expenses to
  Average Net Assets..      1.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.27)%/(d)/
 Portfolio Turnover
  Rate................      86.7%/(h)/

                            2005           2004     2003/(F)/
                            ----           ----     ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 INSTITUTIONAL SHARES
---------------------
Net Asset Value,
 Beginning of Period..    $12.95         $12.12    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.18           0.11      0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.37           1.10      2.02
                            ----           ----      ----
 Total From Investment
            Operations      1.55           1.21      2.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)         (0.11)       --
 Distributions from
  Realized Gains......     (0.06)         (0.27)       --
  ----                     -----          -----
   Total Dividends and
         Distributions     (0.13)         (0.38)       --
  ----                     -----          -----
Net Asset Value, End
 of Period............    $14.37         $12.95    $12.12
                          ======         ======    ======
Total Return..........     12.07%         10.22%    21.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $523,512       $247,979   $11,910
 Ratio of Expenses to
  Average Net Assets..      0.60%          0.60%     0.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.25%          0.89%     1.02%/(d)/
 Portfolio Turnover
  Rate................      86.7%/(h)/    106.2%    109.2%/(d)/

                            2005           2004     2003/(F)/
                            ----           ----     ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 PREFERRED SHARES
-----------------
Net Asset Value,
 Beginning of Period..    $12.93         $12.10    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.15           0.09      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.36           1.09      2.03
                            ----           ----      ----
 Total From Investment
            Operations      1.51           1.18      2.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)         (0.08)       --
 Distributions from
  Realized Gains......     (0.06)         (0.27)       --
  ----                     -----          -----
   Total Dividends and
         Distributions     (0.13)         (0.35)       --
  ----                     -----          -----
Net Asset Value, End
 of Period............    $14.31         $12.93    $12.10
                          ======         ======    ======
Total Return..........     11.75%          9.94%    21.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $20            $10      $121
 Ratio of Expenses to
  Average Net Assets..      0.86%          0.86%     0.86%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.09%          0.75%     0.76%/(d)/
 Portfolio Turnover
  Rate................      86.7%/(h)/    106.2%    109.2%/(d)/

                            2005           2004     2003/(F)/
                            ----           ----     ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 SELECT SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.91         $12.08    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.09           0.08      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.41           1.09      2.02
                            ----           ----      ----
 Total From Investment
            Operations      1.50           1.17      2.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)         (0.07)       --
 Distributions from
  Realized Gains......     (0.06)         (0.27)       --
  ----                     -----          -----
   Total Dividends and
         Distributions     (0.13)         (0.34)       --
  ----                     -----          -----
Net Asset Value, End
 of Period............    $14.28         $12.91    $12.08
                          ======         ======    ======
Total Return..........     11.68%          9.83%    20.80%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $183             $9      $121
 Ratio of Expenses to
  Average Net Assets..      0.98%          0.98%     0.98%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.66%          0.63%     0.64%/(d)/
 Portfolio Turnover
  Rate................      86.7%/(h)/    106.2%    109.2%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective March 1, 2005, LargeCap Blend Fund I changed its name to
  Disciplined LargeCap Blend Fund.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(g) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(h) /Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004         2003         2002        2001/(L)/
                            ----          ----         ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
ADVISORS PREFERRED
------------------
 SHARES /(A)/
 -------
Net Asset Value,
 Beginning of Period..     $9.31         $8.00        $6.51        $7.40       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.08          0.06         0.07        (0.02)        0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.25          1.27         1.45        (0.87)       (2.83)
                            ----          ----         ----        -----        -----
 Total From Investment
            Operations      2.33          1.33         1.52        (0.89)       (2.79)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)        (0.02)       (0.03)          --           --
 Distributions from
  Realized Gains......     (0.21)           --           --           --           --
 -----                     -----
   Total Dividends and
         Distributions     (0.26)        (0.02)       (0.03)          --           --
 -----                     -----         -----        -----
Net Asset Value, End
 of Period............    $11.38         $9.31        $8.00        $6.51        $7.40
                          ======         =====        =====        =====        =====
Total Return..........     25.38%        16.59%       23.36%      (12.03)%     (26.92)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $13,847        $8,156       $4,173       $3,304         $926
 Ratio of Expenses to
  Average Net Assets..      1.47%         1.46%        1.47%        1.47%        1.47%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.47%/(i)/   1.47%/(i)/   1.47%/(i)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.79%         0.73%        0.95%        0.46%        0.79%/(h)/
 Portfolio Turnover
  Rate................     202.7%/(n)/   160.2%/(j)/  162.2%/(k)/   71.4%        86.8%/(h)/

                            2005          2004         2003         2002        2001/(L)/
                            ----          ----         ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $9.25         $7.96        $6.47        $7.38       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.07          0.05         0.04        (0.02)        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.23          1.24         1.47        (0.89)       (2.84)
                            ----          ----         ----        -----        -----
 Total From Investment
            Operations      2.30          1.29         1.51        (0.91)       (2.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)           --        (0.02)          --           --
 Distributions from
  Realized Gains......     (0.21)           --           --           --           --
 -----                     -----
   Total Dividends and
         Distributions     (0.25)           --        (0.02)          --           --
 -----                     -----                      -----
Net Asset Value, End
 of Period............    $11.30         $9.25        $7.96        $6.47        $7.38
                          ======         =====        =====        =====        =====
Total Return..........     25.31%        16.23%       23.30%      (12.33)%     (27.12)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $9,270        $5,573       $3,060       $3,172         $974
 Ratio of Expenses to
  Average Net Assets..      1.65%         1.64%        1.65%        1.65%        1.65%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.65%/(i)/   1.65%/(i)/   1.65%/(i)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.64%         0.53%        0.61%        0.38%        0.60%/(h)/
 Portfolio Turnover
  Rate................     202.7%/(n)/   160.2%/(j)/  162.2%/(k)/   71.4%        86.8%/(h)/

                            2005
                            ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $9.36
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.20
                            ----
 Total From Investment
            Operations      2.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)
 Distributions from
  Realized Gains......     (0.21)
                           -----
   Total Dividends and
         Distributions     (0.25)
                           -----
Net Asset Value, End
 of Period............    $11.37
                          ======
Total Return..........     24.56%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $319
 Ratio of Expenses to
  Average Net Assets..      1.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.51%
 Portfolio Turnover
  Rate................     202.7%/(n)/

                           2005/(F)/
                           ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.35
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.07
                            ----
 Total From Investment
            Operations      1.08
   ----
Net Asset Value, End
 of Period............    $11.43
                          ======
Total Return /(d)/ ...     10.43%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $291,878
 Ratio of Expenses to
  Average Net Assets..      1.38%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.13%/(h)/
 Portfolio Turnover
  Rate................     202.7%/(n)/

                           2005/(F)/
                           ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.35
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.08
                            ----
 Total From Investment
            Operations      1.06
   ----
Net Asset Value, End
 of Period............    $11.41
                          ======
Total Return /(d)/ ...     10.24%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $43,285
 Ratio of Expenses to
  Average Net Assets..      1.99%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.48)%/(h)/
 Portfolio Turnover
  Rate................     202.7%/(n)/

                            2005          2004         2003         2002        2001/(M)/
                            ----          ----         ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $9.27         $7.98        $6.49        $7.42        $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.06          0.03         0.02         0.01        (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.24          1.26         1.47        (0.94)       (2.11)
                            ----          ----         ----        -----        -----
 Total From Investment
            Operations      2.30          1.29         1.49        (0.93)       (2.12)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)           --           --           --           --
 Distributions from
  Realized Gains......     (0.21)           --           --           --           --
 -----                     -----
   Total Dividends and
         Distributions     (0.25)           --           --           --           --
 -----                     -----
Net Asset Value, End
 of Period............    $11.32         $9.27        $7.98        $6.49        $7.42
                          ======         =====        =====        =====        =====
Total Return /(d)/ ...     25.24%        16.17%       22.98%      (12.53)%     (22.22)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $105,345       $63,380      $33,430      $10,104       $2,165
 Ratio of Expenses to
  Average Net Assets..      1.69%         1.78%        2.05%        1.85%        1.81%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...        --          1.79%/(i)/   2.15%/(i)/   1.85%/(i)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.61%         0.37%        0.24%        0.03%       (0.36)%/(h)/
 Portfolio Turnover
  Rate................     202.7%/(n)/   160.2%/(j)/  162.2%/(k)/   71.4%        86.8%/(h)/

                            2005          2004         2003         2002        2001/(M)/
                            ----          ----         ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $9.32         $8.01        $6.52        $7.46        $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.14          0.11         0.06         0.02           --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.25          1.26         1.50        (0.88)       (2.08)
                            ----          ----         ----        -----        -----
 Total From Investment
            Operations      2.39          1.37         1.56        (0.86)       (2.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)        (0.06)       (0.07)       (0.08)          --
 Distributions from
  Realized Gains......     (0.21)           --           --           --           --
 -----                     -----
   Total Dividends and
         Distributions     (0.26)        (0.06)       (0.07)       (0.08)          --
 ----                      -----         -----        -----        -----
Net Asset Value, End
 of Period............    $11.45         $9.32        $8.01        $6.52        $7.46
                          ======         =====        =====        =====        =====
Total Return..........     26.07%        17.24%       24.09%      (11.60)%     (21.80)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $31,357       $15,831       $8,611      $20,504       $1,782
 Ratio of Expenses to
  Average Net Assets..      0.90%         0.89%        0.90%        0.90%        0.90%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.90%/(i)/   0.90%/(i)/   0.90%/(i)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.37%         1.23%        0.91%        1.15%        0.34%/(h)/
 Portfolio Turnover
  Rate................     202.7%/(n)/   160.2%/(j)/  162.2%/(k)/   71.4%        86.8%/(h)/

                            2005          2004         2003         2002        2001/(L)/
                            ----          ----         ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $9.32         $8.01        $6.51        $7.41       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.12          0.09         0.08        (0.01)        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.25          1.26         1.47        (0.85)       (2.81)
                            ----          ----         ----        -----        -----
 Total From Investment
            Operations      2.37          1.35         1.55        (0.86)       (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)        (0.04)       (0.05)       (0.04)          --
 Distributions from
  Realized Gains......     (0.21)           --           --           --           --
 -----                     -----
   Total Dividends and
         Distributions     (0.26)        (0.04)       (0.05)       (0.04)          --
 ----                      -----         -----        -----        -----
Net Asset Value, End
 of Period............    $11.43         $9.32        $8.01        $6.51        $7.41
                          ======         =====        =====        =====        =====
Total Return..........     25.82%        16.93%       23.90%      (11.61)%     (26.82)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $20,799       $10,120       $7,169       $4,166         $925
 Ratio of Expenses to
  Average Net Assets..      1.16%         1.15%        1.16%        1.16%        1.16%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.16%/(i)/   1.16%/(i)/   1.16%/(i)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.12%         0.99%        1.15%        0.75%        0.21%/(h)/
 Portfolio Turnover
  Rate................     202.7%/(n)/   160.2%/(j)/  162.2%/(k)/   71.4%        86.8%/(h)/

                            2005          2004         2003         2002        2001/(L)/
                            ----          ----         ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $9.43         $8.08        $6.50        $7.41       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.11          0.09         0.08        (0.01)        0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.24          1.29         1.54        (0.87)       (2.83)
                            ----          ----         ----        -----        -----
 Total From Investment
            Operations      2.35          1.38         1.62        (0.88)       (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)        (0.03)       (0.04)       (0.03)          --
 Distributions from
  Realized Gains......     (0.21)           --           --           --           --
 -----                     -----
   Total Dividends and
         Distributions     (0.26)        (0.03)       (0.04)       (0.03)          --
 ----                      -----         -----        -----        -----
Net Asset Value, End
 of Period............    $11.52         $9.43        $8.08        $6.50        $7.41
                          ======         =====        =====        =====        =====
Total Return..........     25.28%        17.14%       25.01%      (11.96)%     (26.82)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $772        $1,431          $60       $2,381         $927
 Ratio of Expenses to
  Average Net Assets..      1.28%         1.28%        1.28%        1.28%        1.28%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.28%/(i)/   1.28%/(i)/   1.28%/(i)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.06%         1.03%        1.03%        0.76%        0.98%/(h)/
 Portfolio Turnover
  Rate................     202.7%/(n)/   160.2%/(j)/  162.2%/(k)/   71.4%        86.8%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------


/(a) /Effective March 1, 2005, International Fund I changed its name to
  Diversified International Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(f) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Expense ratio without commission rebates.
/(j) /Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.
/(k) /Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisition of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.
/(l) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.18 per share from November 28, 2000 through December 5, 2000.
/(m) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
 /(n) /Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.










See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004      2003      2002       2001
                           ----      ----      ----      ----       ----
EQUITY INCOME FUND
------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.22     $9.38     $8.57    $10.69     $18.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.37      0.35      0.36      0.31       0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.98      0.84      0.81     (2.14)     (4.05)
                           ----      ----      ----     -----      -----
 Total From Investment
            Operations     1.35      1.19      1.17     (1.83)     (3.85)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.39)    (0.35)    (0.36)    (0.29)     (0.20)
 Distributions from
  Realized Gains......       --        --        --        --      (3.66)
  ----                                                             -----
   Total Dividends and
         Distributions    (0.39)    (0.35)    (0.36)    (0.29)     (3.86)
                          -----     -----     -----     -----      -----
Net Asset Value, End
 of Period............   $11.18    $10.22     $9.38     $8.57     $10.69
                         ======    ======     =====     =====     ======
Total Return /(b)/ ...    13.32%    12.95%    13.86%   (17.30)%   (25.74)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $86,277   $69,482   $60,703   $57,881    $72,581
 Ratio of Expenses to
  Average Net Assets..     1.28%     1.27%     1.46%     1.48%      1.31%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.28%     1.27%       --        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.32%     3.56%     4.02%     3.15%      1.51%
 Portfolio Turnover
  Rate................     88.4%    134.7%     19.1%     79.4%     106.2%

                           2005      2004      2003      2002       2001
                           ----      ----      ----      ----       ----
EQUITY INCOME FUND
------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.18     $9.34     $8.53    $10.64     $18.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.26      0.26      0.28      0.21       0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.99      0.85      0.80     (2.11)     (4.07)
                           ----      ----      ----     -----      -----
 Total From Investment
            Operations     1.25      1.11      1.08     (1.90)     (3.97)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.31)    (0.27)    (0.27)    (0.21)     (0.10)
 Distributions from
  Realized Gains......       --        --        --        --      (3.66)
  ----                                                             -----
   Total Dividends and
         Distributions    (0.31)    (0.27)    (0.27)    (0.21)     (3.76)
                          -----     -----     -----     -----      -----
Net Asset Value, End
 of Period............   $11.12    $10.18     $9.34     $8.53     $10.64
                         ======    ======     =====     =====     ======
Total Return /(b)/ ...    12.29%    12.06%    12.85%   (18.02)%   (26.41)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,720   $11,415    $9,775    $9,982    $15,152
 Ratio of Expenses to
  Average Net Assets..     2.23%     2.10%     2.34%     2.37%      2.15%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.27%     2.10%       --        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.38%     2.72%     3.14%     2.19%      0.66%
 Portfolio Turnover
  Rate................     88.4%    134.7%     19.1%     79.4%     106.2%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit began on March 1, 2004 and ceased on June 30, 2005.

See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                            2005           2004      2003      2002    2001/(J)/
                            ----           ----      ----      ----    ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
ADVISORS PREFERRED
------------------
 SHARES /(A)/
 ------------
Net Asset Value,
 Beginning of Period..    $10.33         $10.31    $10.55    $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.34           0.30      0.29      0.75     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)          0.09     (0.16)    (0.23)    0.45
                           -----           ----     -----     -----     ----
 Total From Investment
            Operations      0.06           0.39      0.13      0.52     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.33)         (0.37)    (0.37)    (0.49)   (0.50)
                           -----          -----     -----     -----    -----
   Total Dividends and
         Distributions     (0.33)         (0.37)    (0.37)    (0.49)   (0.50)
                           -----          -----     -----     -----    -----
Net Asset Value, End
 of Period............    $10.06         $10.33    $10.31    $10.55   $10.52
                          ======         ======    ======    ======   ======
Total Return..........      0.57%          3.89%     1.22%     5.09%    9.38%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,266         $2,980    $1,101      $236   $2,630
 Ratio of Expenses to
  Average Net Assets..      0.99%          0.97%     0.97%     0.97%    0.97%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest
  Expense)/(c)/.......      0.97%            --        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.28%          2.90%     2.78%     4.77%    5.29%/(i)/
 Portfolio Turnover
  Rate................     542.3%/(l)/     95.2%    219.5%     49.9%    36.1%/(i)/

                            2005           2004      2003      2002    2001/(J)/
                            ----           ----      ----      ----    ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
ADVISORS SELECT SHARES
----------------------
 /(A)/
 -----
Net Asset Value,
 Beginning of Period..    $10.33         $10.31    $10.55    $10.51   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.32           0.28      0.28      0.52     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)          0.10     (0.17)    (0.01)    0.45
                           -----           ----     -----     -----     ----
 Total From Investment
            Operations      0.04           0.38      0.11      0.51     0.94
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.31)         (0.36)    (0.35)    (0.47)   (0.49)
                           -----          -----     -----     -----    -----
   Total Dividends and
         Distributions     (0.31)         (0.36)    (0.35)    (0.47)   (0.49)
                           -----          -----     -----     -----    -----
Net Asset Value, End
 of Period............    $10.06         $10.33    $10.31    $10.55   $10.51
                          ======         ======    ======    ======   ======
Total Return..........      0.39%          3.71%     1.04%     5.00%    9.13%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $7,427         $6,096    $4,020      $582   $2,657
 Ratio of Expenses to
  Average Net Assets..      1.17%          1.15%     1.15%     1.15%    1.15%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      1.15%            --        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.09%          2.76%     2.60%     4.55%    5.12%/(i)/
 Portfolio Turnover
  Rate................     542.3%/(l)/     95.2%    219.5%     49.9%    36.1%/(i)/

                            2005
                            ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
ADVISORS SIGNATURE
------------------
 SHARES /(A)/
 ------------
Net Asset Value,
 Beginning of Period..    $10.36
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............      0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.26)
                           -----
 Total From Investment
            Operations      0.05
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)
                           -----
   Total Dividends and
         Distributions     (0.30)
                           -----
Net Asset Value, End
 of Period............    $10.11
                          ======
Total Return..........      0.45%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $177
 Ratio of Expenses to
  Average Net Assets..      1.31%
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      1.28%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.01%
 Portfolio Turnover
  Rate................     542.3%/(l)/

                           2005/(G)/
                           ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
CLASS A SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..    $10.38
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.25)
                           -----
 Total From Investment
            Operations     (0.13)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.14)
   Total Dividends and
         Distributions     (0.14)
                           -----
Net Asset Value, End
 of Period............    $10.11
                          ======
Total Return..........     (1.28)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $244,381
 Ratio of Expenses to
  Average Net Assets..      0.81%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      0.77%/(i)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.35%/(i)/
 Portfolio Turnover
  Rate................     542.3%/(l)/

                           2005/(G)/
                           ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
CLASS B SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..    $10.38
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.26)
                           -----
 Total From Investment
            Operations     (0.17)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)
   Total Dividends and
         Distributions     (0.10)
                           -----
Net Asset Value, End
 of Period............    $10.11
                          ======
Total Return..........     (1.62)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $47,116
 Ratio of Expenses to
  Average Net Assets..      1.74%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      1.69%/(i)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.42%/(i)/
 Portfolio Turnover
  Rate................     542.3%/(l)/

                            2005           2004      2003      2002    2001/(K)/
                            ----           ----      ----      ----    ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
CLASS J SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..    $10.40         $10.37    $10.60    $10.55   $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.32           0.28      0.25      0.40     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)          0.09     (0.15)     0.10     0.30
                           -----           ----     -----      ----     ----
 Total From Investment
            Operations      0.04           0.37      0.10      0.50     0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.31)         (0.34)    (0.33)    (0.45)   (0.33)
                           -----          -----     -----     -----    -----
   Total Dividends and
         Distributions     (0.31)         (0.34)    (0.33)    (0.45)   (0.33)
                           -----          -----     -----     -----    -----
Net Asset Value, End
 of Period............    $10.13         $10.40    $10.37    $10.60   $10.55
                          ======         ======    ======    ======   ======
Total Return /(e)/ ...      0.37%          3.59%     0.93%     4.87%    6.07%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $108,545       $101,937   $89,856   $44,955   $4,397
 Ratio of Expenses to
  Average Net Assets..      1.18%          1.18%     1.36%     1.35%    1.32%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      1.17%            --        --        --       --
 Ratio of Gross
  Expenses to Average
  Net Assets /(f)/ ...      1.18%          1.18%     1.36%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.07%          2.74%     2.40%     4.02%    4.88%/(i)/
 Portfolio Turnover
  Rate................     542.3%/(l)/     95.2%    219.5%     49.9%    36.1%/(i)/

                            2005           2004      2003      2002    2001/(K)/
                            ----           ----      ----      ----    ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
INSTITUTIONAL SHARES
--------------------
 /(A)/
 -----
Net Asset Value,
 Beginning of Period..    $10.37         $10.35    $10.60    $10.55   $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.39           0.37      0.36      0.50     0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.27)          0.08     (0.18)     0.09     0.30
                           -----           ----     -----      ----     ----
 Total From Investment
            Operations      0.12           0.45      0.18      0.59     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)         (0.43)    (0.43)    (0.54)   (0.39)
                           -----          -----     -----     -----    -----
   Total Dividends and
         Distributions     (0.39)         (0.43)    (0.43)    (0.54)   (0.39)
                           -----          -----     -----     -----    -----
Net Asset Value, End
 of Period............    $10.10         $10.37    $10.35    $10.60   $10.55
                          ======         ======    ======    ======   ======
Total Return..........      1.14%          4.47%     1.70%     5.86%    6.72%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $10            $10       $10   $20,777   $3,390
 Ratio of Expenses to
  Average Net Assets..      0.41%          0.40%     0.40%     0.40%    0.40%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      0.40%          0.00%     0.00%     0.00%    0.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.84%          3.52%     3.45%     5.06%    5.86%/(i)/
 Portfolio Turnover
  Rate................     542.3%/(l)/     95.2%    219.5%     49.9%    36.1%/(i)/

                            2005           2004      2003      2002    2001/(J)/
                            ----           ----      ----      ----    ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
PREFERRED SHARES /(A)/
----------------------
Net Asset Value,
 Beginning of Period..    $10.35         $10.34    $10.57    $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.37           0.34      0.32      0.48     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)          0.08     (0.15)     0.09     0.48
                           -----           ----     -----      ----     ----
 Total From Investment
            Operations      0.09           0.42      0.17      0.57     0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.36)         (0.41)    (0.40)    (0.52)   (0.53)
                           -----          -----     -----     -----    -----
   Total Dividends and
         Distributions     (0.36)         (0.41)    (0.40)    (0.52)   (0.53)
                           -----          -----     -----     -----    -----
Net Asset Value, End
 of Period............    $10.08         $10.35    $10.34    $10.57   $10.52
                          ======         ======    ======    ======   ======
Total Return..........      0.87%          4.11%     1.63%     5.61%    9.63%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $11,031         $7,084    $4,853    $1,599   $2,643
 Ratio of Expenses to
  Average Net Assets..      0.68%          0.66%     0.66%     0.66%    0.66%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      0.66%            --        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.58%          3.26%     3.09%     4.96%    5.74%/(i)/
 Portfolio Turnover
  Rate................     542.3%/(l)/     95.2%    219.5%     49.9%    36.1%/(i)/

                            2005           2004      2003      2002    2001/(J)/
                            ----           ----      ----      ----    ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
SELECT SHARES /(A)/
-------------------
Net Asset Value,
 Beginning of Period..    $10.35         $10.33    $10.57    $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.36           0.32      0.30      1.18     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)          0.09     (0.15)    (0.62)    0.46
                           -----           ----     -----     -----     ----
 Total From Investment
            Operations      0.08           0.41      0.15      0.56     0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)         (0.39)    (0.39)    (0.51)   (0.52)
                           -----          -----     -----     -----    -----
   Total Dividends and
         Distributions     (0.35)         (0.39)    (0.39)    (0.51)   (0.52)
                           -----          -----     -----     -----    -----
Net Asset Value, End
 of Period............    $10.08         $10.35    $10.33    $10.57   $10.52
                          ======         ======    ======    ======   ======
Total Return..........      0.76%          4.08%     1.41%     5.48%    9.53%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,046         $1,140      $745      $106   $2,630
 Ratio of Expenses to
  Average Net Assets..      0.80%          0.78%     0.78%     0.77%    0.78%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      0.78%            --        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.48%          3.12%     3.00%     4.97%    5.48%/(i)/
 Portfolio Turnover
  Rate................     542.3%/(l)/     95.2%    219.5%     49.9%    36.1%/(i)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective September 30, 2005, Government Securities Fund changed its name to Government & High Quality Bond Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(d) /Calculated based on average shares outstanding during the period.
/(e) /Total return is calculated without the contingent deferred sales charge. /(f) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and decreased on March 1, 2004.
/(g) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(h) /Total return amounts have not been annualized.
/(i) /Computed on an annualized basis.
/(j) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.05 per share from December 1, 2000 through December 5, 2000.
/(k) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share from February 27, 2001 through February 28, 2001.
/(l) /Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                          2005/(D)/
                          ----
INFLATION PROTECTION FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.24)
                          -----
 Total From Investment
            Operations     0.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.30)
  ----
   Total Dividends and
         Distributions    (0.30)
                          -----
Net Asset Value, End
 of Period............    $9.80
                          =====
Total Return..........     1.01%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $26
 Ratio of Expenses to
  Average Net Assets..     1.90%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     0.97%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.10%/(f)/
 Portfolio Turnover
  Rate................     45.5%/(f)/

                          2005/(D)/
                          ----
INFLATION PROTECTION FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.23)
                          -----
 Total From Investment
            Operations     0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.29)
  ----
   Total Dividends and
         Distributions    (0.29)
                          -----
Net Asset Value, End
 of Period............    $9.79
                          =====
Total Return..........     0.79%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $12
 Ratio of Expenses to
  Average Net Assets..     1.98%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     1.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.73%/(f)/
 Portfolio Turnover
  Rate................     45.5%/(f)/

                          2005/(D)/
                          ----
INFLATION PROTECTION FUND
-------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.23)
                          -----
 Total From Investment
            Operations     0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.28)
                          -----
   Total Dividends and
         Distributions    (0.28)
                          -----
Net Asset Value, End
 of Period............    $9.79
                          =====
Total Return..........     0.70%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11
 Ratio of Expenses to
  Average Net Assets..     2.13%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     1.28%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.53%/(f)/
 Portfolio Turnover
  Rate................     45.5%/(f)/

                          2005/(G)/
                          ----
INFLATION PROTECTION FUND
-------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.13
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.32)
                          -----
 Total From Investment
            Operations    (0.11)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.17)
  ----
   Total Dividends and
         Distributions    (0.17)
                          -----
Net Asset Value, End
 of Period............    $9.85
                          =====
Total Return /(c)/ ...    (1.09)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,500
 Ratio of Expenses to
  Average Net Assets
  /(i)/ ..............     1.10%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)// (i)// / .....     1.10%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     6.26%/(f)/
 Portfolio Turnover
  Rate................     45.5%/(f)/

                          2005/(D)/
                          ----
INFLATION PROTECTION FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.46
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.32)
                          -----
 Total From Investment
            Operations     0.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.33)
                          -----
   Total Dividends and
         Distributions    (0.33)
                          -----
Net Asset Value, End
 of Period............    $9.81
                          =====
Total Return /(c)/ ...     1.38%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,728
 Ratio of Expenses to
  Average Net Assets..     1.35%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     0.33%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets/(h)/.....     4.24%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     5.46%/(f)/
 Portfolio Turnover
  Rate................     45.5%/(f)/

                          2005/(D)/
                          ----
INFLATION PROTECTION FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.45
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.30)
                          -----
 Total From Investment
            Operations     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.34)
                          -----
   Total Dividends and
         Distributions    (0.34)
                          -----
Net Asset Value, End
 of Period............    $9.81
                          =====
Total Return..........     1.49%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $70,984
 Ratio of Expenses to
  Average Net Assets..     1.36%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     0.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     5.32%/(f)/
 Portfolio Turnover
  Rate................     45.5%/(f)/

                          2005/(D)/
                          ----
INFLATION PROTECTION FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.19)
                          -----
 Total From Investment
            Operations     0.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.32)
                          -----
   Total Dividends and
         Distributions    (0.32)
                          -----
Net Asset Value, End
 of Period............    $9.80
                          =====
Total Return..........     1.22%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $73
 Ratio of Expenses to
  Average Net Assets..     1.69%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     0.66%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.67%/(f)/
 Portfolio Turnover
  Rate................     45.5%/(f)/

                          2005/(D)/
                          ----
INFLATION PROTECTION FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.44
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.32)
                          -----
 Total From Investment
            Operations     0.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.32)
                          -----
   Total Dividends and
         Distributions    (0.32)
                          -----
Net Asset Value, End
 of Period............    $9.80
                          =====
Total Return..........     1.14%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $76
 Ratio of Expenses to
  Average Net Assets..     1.83%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     0.78%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     5.26%/(f)/
 Portfolio Turnover
  Rate................     45.5%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------


/(a) /Calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Total return is calculated without front-end sales charge or contingent deferred sales charge.
/(d) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(h) /Expense ratio without the Manager's voluntary expense limit.
/(i) /Reflects Manager's contractual expense limit.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005          2004        2003        2002      2001/(I)/
                           ----          ----        ----        ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $15.09        $13.00       $8.74       $8.32     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.24          0.08        0.08          --       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     5.10          2.09        4.18        0.46      (1.97)
                           ----          ----        ----        ----      -----
 Total From Investment
            Operations     5.34          2.17        4.26        0.46      (1.90)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         (0.08)         --       (0.04)     (0.02)
 Distributions from
  Realized Gains......    (1.16)           --          --          --         --
 -----                    -----
   Total Dividends and
         Distributions    (1.16)        (0.08)         --       (0.04)     (0.02)
 ----                     -----         -----                   -----      -----
Net Asset Value, End
 of Period............   $19.27        $15.09      $13.00       $8.74      $8.32
                         ======        ======      ======       =====      =====
Total Return..........    37.21%        16.80%      48.74%       5.53%    (19.24)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,932        $3,143      $2,484      $1,543     $1,041
 Ratio of Expenses to
  Average Net Assets..     1.92%         1.91%       1.92%       1.92%      1.92%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --          1.92%/(h)/  1.92%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.40%         0.59%       0.76%       0.10%      0.90%/(g)/
 Portfolio Turnover
  Rate................    181.2%/(k)/   146.9%      144.7%      151.0%     156.3%/(g)/

                           2005          2004        2003        2002      2001/(I)/
                           ----          ----        ----        ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $15.05        $12.96       $8.73       $8.31     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.21          0.06        0.06          --       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     5.07          2.09        4.17        0.45      (1.97)
                           ----          ----        ----        ----      -----
 Total From Investment
            Operations     5.28          2.15        4.23        0.45      (1.91)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         (0.06)         --       (0.03)     (0.02)
 Distributions from
  Realized Gains......    (1.16)           --          --          --         --
 -----                    -----
   Total Dividends and
         Distributions    (1.16)        (0.06)         --       (0.03)     (0.02)
 ----                     -----         -----                   -----      -----
Net Asset Value, End
 of Period............   $19.17        $15.05      $12.96       $8.73      $8.31
                         ======        ======      ======       =====      =====
Total Return..........    36.90%        16.65%      48.45%       5.34%    (19.33)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,477        $1,928      $1,630      $1,093     $1,040
 Ratio of Expenses to
  Average Net Assets..     2.10%         2.09%       2.10%       2.10%      2.10%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --          2.10%/(h)/  2.10%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.21%         0.41%       0.59%         --       0.73%/(g)/
 Portfolio Turnover
  Rate................    181.2%/(k)/   146.9%      144.7%      151.0%     156.3%/(g)/

                           2005
                           ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $15.22
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     5.15
                           ----
 Total From Investment
            Operations     5.23
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (1.16)
                          -----
   Total Dividends and
         Distributions    (1.16)
                          -----
Net Asset Value, End
 of Period............   $19.29
                         ======
Total Return..........    36.15%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $79
 Ratio of Expenses to
  Average Net Assets..     2.23%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.43%
 Portfolio Turnover
  Rate................    181.2%/(k)/

                          2005/(E)/
                          ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $17.32
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.05
                           ----
 Total From Investment
            Operations     2.11
  ----
Net Asset Value, End
 of Period............   $19.43
                         ======
Total Return /(c)/ ...    12.18%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $55,053
 Ratio of Expenses to
  Average Net Assets..     1.98%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.91%/(g)/
 Portfolio Turnover
  Rate................    181.2%/(k)/

                          2005/(E)/
                          ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $17.32
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.05
                           ----
 Total From Investment
            Operations     2.02
  ----
Net Asset Value, End
 of Period............   $19.34
                         ======
Total Return /(c)/ ...    11.66%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,520
 Ratio of Expenses to
  Average Net Assets..     3.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.48)%/(g)/
 Portfolio Turnover
  Rate................    181.2%/(k)/

                           2005          2004        2003        2002      2001/(J)/
                           ----          ----        ----        ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $14.90        $12.82       $8.68       $8.26     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.17          0.01          --       (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     5.04          2.07        4.14        0.45      (2.04)
                           ----          ----        ----        ----      -----
 Total From Investment
            Operations     5.21          2.08        4.14        0.43      (2.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --            --          --       (0.01)        --
 Distributions from
  Realized Gains......    (1.16)           --          --          --         --
 -----                    -----
   Total Dividends and
         Distributions    (1.16)           --          --       (0.01)        --
 -----                    -----                                 -----
Net Asset Value, End
 of Period............   $18.95        $14.90      $12.82       $8.68      $8.26
                         ======        ======      ======       =====      =====
Total Return /(c)/ ...    36.79%        16.26%      47.70%       5.17%    (19.41)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $68,971       $25,631      $8,956      $2,240       $347
 Ratio of Expenses to
  Average Net Assets..     2.22%         2.39%       2.65%       2.30%      2.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...       --          2.40%/(h)/  3.31%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.00%         0.10%       0.05%      (0.28)%     0.42%/(g)/
 Portfolio Turnover
  Rate................    181.2%/(k)/   146.9%      144.7%      151.0%     156.3%/(g)/

                           2005          2004        2003        2002      2001/(J)/
                           ----          ----        ----        ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $15.16        $13.06       $8.72       $8.31     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.28          0.16        0.03        0.09       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     5.18          2.10        4.31        0.42      (2.03)
                           ----          ----        ----        ----      -----
 Total From Investment
            Operations     5.46          2.26        4.34        0.51      (1.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         (0.16)         --       (0.10)        --
 Distributions from
  Realized Gains......    (1.16)           --          --          --         --
 -----                    -----
   Total Dividends and
         Distributions    (1.16)        (0.16)         --       (0.10)        --
 ----                     -----         -----                   -----
Net Asset Value, End
 of Period............   $19.46        $15.16      $13.06       $8.72      $8.31
                         ======        ======      ======       =====      =====
Total Return..........    37.88%        17.46%      49.77%       6.03%    (18.93)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,507           $15         $13      $2,517       $314
 Ratio of Expenses to
  Average Net Assets..     1.35%         1.34%       1.35%       1.35%      1.35%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --          1.35%/(h)/  1.35%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.47%         1.16%       0.34%       0.73%      3.65%/(g)/
 Portfolio Turnover
  Rate................    181.2%/(k)/   146.9%      144.7%      151.0%     156.3%/(g)/

                           2005          2004        2003        2002      2001/(I)/
                           ----          ----        ----        ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $15.17        $13.07       $8.76       $8.33     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.28          0.13        0.10        0.05       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     5.14          2.10        4.21        0.45      (1.97)
                           ----          ----        ----        ----      -----
 Total From Investment
            Operations     5.42          2.23        4.31        0.50      (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         (0.13)         --       (0.07)     (0.02)
 Distributions from
  Realized Gains......    (1.16)           --          --          --         --
 -----                    -----
   Total Dividends and
         Distributions    (1.16)        (0.13)         --       (0.07)     (0.02)
 ----                     -----         -----                   -----      -----
Net Asset Value, End
 of Period............   $19.43        $15.17      $13.07       $8.76      $8.33
                         ======        ======      ======       =====      =====
Total Return..........    37.57%        17.14%      49.20%       5.97%    (19.22)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,847        $3,430      $2,506      $1,102     $1,042
 Ratio of Expenses to
  Average Net Assets..     1.61%         1.60%       1.61%       1.61%      1.61%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --          1.61%/(h)/  1.61%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.62%         0.90%       1.01%       0.49%      0.69%/(g)/
 Portfolio Turnover
  Rate................    181.2%/(k)/   146.9%      144.7%      151.0%     156.3%/(g)/

                           2005          2004        2003        2002      2001/(I)/
                           ----          ----        ----        ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $15.16        $13.05       $8.76       $8.33     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.28          0.11        0.10        0.04       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     5.11          2.11        4.19        0.45      (1.97)
                           ----          ----        ----        ----      -----
 Total From Investment
            Operations     5.39          2.22        4.29        0.49      (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         (0.11)         --       (0.06)     (0.02)
 Distributions from
  Realized Gains......    (1.16)           --          --          --         --
 -----                    -----
   Total Dividends and
         Distributions    (1.16)        (0.11)         --       (0.06)     (0.02)
 ----                     -----         -----                   -----      -----
Net Asset Value, End
 of Period............   $19.39        $15.16      $13.05       $8.76      $8.33
                         ======        ======      ======       =====      =====
Total Return..........    37.39%        17.11%      48.97%       5.85%    (19.14)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,061        $1,896      $1,633      $1,095     $1,043
 Ratio of Expenses to
  Average Net Assets..     1.73%         1.72%       1.73%       1.72%      1.73%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --          1.73%/(h)/  1.73%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.61%         0.78%       0.96%       0.38%      1.09%/(g)/
 Portfolio Turnover
  Rate................    181.2%/(k)/   146.9%      144.7%      151.0%     156.3%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.23 per share from November 30, 2000 through December 5, 2000.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
/(k) /Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005            2004         2003         2002      2001/(J)/
                            ----            ----         ----         ----      ----
LARGECAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $6.34           $6.12        $5.16        $6.30     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.01)          (0.01)       (0.01)       (0.02)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.05            0.23         0.97        (1.12)     (3.67)
                            ----            ----         ----        -----      -----
 Total From Investment
            Operations      1.04            0.22         0.96        (1.14)     (3.70)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)             --           --           --         --
 Tax Return of Capital
  Distribution........        --              --           --           --      (0.01)
  -----                                                                         -----
   Total Dividends and
         Distributions     (0.03)             --           --           --      (0.01)
  -----                    -----                                                -----
Net Asset Value, End
 of Period............     $7.35           $6.34        $6.12        $5.16      $6.30
                           =====           =====        =====        =====      =====
Total Return..........     16.48%           3.59%       18.60%/(g)/ (18.10)%   (35.88)%/(k)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $7,878            $513         $753         $646       $788
 Ratio of Expenses to
  Average Net Assets..      1.12%           1.12%        1.12%        1.12%      1.12%/(l)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --            1.12%/(f)/   1.12%/(f)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.16)%         (0.21)%      (0.20)%      (0.29)%    (0.36)%/(l)/
 Portfolio Turnover
  Rate................     169.0%/(n)/      59.8%        59.2%/(h)/   29.6%      37.5%/(l)/

                            2005            2004         2003         2002      2001/(J)/
                            ----            ----         ----         ----      ----
LARGECAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $6.09           $5.89        $5.15        $6.29     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)          (0.02)       (0.02)       (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.01            0.22         0.76        (1.11)     (3.67)
                            ----            ----         ----        -----      -----
 Total From Investment
            Operations      0.98            0.20         0.74        (1.14)     (3.71)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)             --           --           --         --
 Tax Return of Capital
  Distribution........        --              --           --           --      (0.01)
  -----                                                                         -----
   Total Dividends and
         Distributions     (0.03)             --           --           --      (0.01)
  -----                    -----                                                -----
Net Asset Value, End
 of Period............     $7.04           $6.09        $5.89        $5.15      $6.29
                           =====           =====        =====        =====      =====
Total Return..........     16.15%           3.40%       14.37%      (18.12)%   (35.98)%/(k)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,212             $72          $79         $644       $787
 Ratio of Expenses to
  Average Net Assets..      1.30%           1.30%        1.30%        1.30%      1.30%/(l)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --            1.30%/(f)/   1.30%/(f)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.40)%         (0.39)%      (0.40)%      (0.47)%    (0.54)%/(l)/
 Portfolio Turnover
  Rate................     169.0%/(n)/      59.8%        59.2%/(h)/   29.6%      37.5%/(l)/

                            2005
                            ----
LARGECAP GROWTH FUND
--------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $6.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.02
                            ----
 Total From Investment
            Operations      0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)
                           -----
   Total Dividends and
         Distributions     (0.03)
                           -----
Net Asset Value, End
 of Period............     $7.04
                           =====
Total Return..........     16.14%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $738
 Ratio of Expenses to
  Average Net Assets..      1.43%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.59)%
 Portfolio Turnover
  Rate................     169.0%/(n)/

                           2005/(E)/
                           ----
LARGECAP GROWTH FUND
--------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $6.79
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.31
                            ----
 Total From Investment
            Operations      0.30
    ---
Net Asset Value, End
 of Period............     $7.09
                           =====
Total Return /(c)/ ...      4.42%/(k)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $270,930
 Ratio of Expenses to
  Average Net Assets..      1.01%/(l)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.24)  /(l)/
 Portfolio Turnover
  Rate................     169.0%/(n)/

                           2005/(E)/
                           ----
LARGECAP GROWTH FUND
--------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..     $6.79
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.30
                            ----
 Total From Investment
            Operations      0.28
    ---
Net Asset Value, End
 of Period............     $7.07
                           =====
Total Return /(c)/ ...      4.12%/(k)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $35,551
 Ratio of Expenses to
  Average Net Assets..      1.73%/(l)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.96)  /(l)/
 Portfolio Turnover
  Rate................     169.0%/(n)/

                            2005            2004         2003         2002      2001/(M)/
                            ----            ----         ----         ----      ----
LARGECAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $5.89           $5.72        $5.01        $6.14      $7.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.01)          (0.04)       (0.04)       (0.01)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.96            0.21         0.75        (1.12)     (1.48)
                            ----            ----         ----        -----      -----
 Total From Investment
            Operations      0.95            0.17         0.71        (1.13)     (1.49)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)             --           --           --         --
 ------                    -----
   Total Dividends and
         Distributions     (0.03)             --           --           --         --
 ------                    -----
Net Asset Value, End
 of Period............     $6.81           $5.89        $5.72        $5.01      $6.14
                           =====           =====        =====        =====      =====
Total Return /(c)/ ...     16.17%           2.97%       14.17%      (18.40)%   (20.05)%/(k)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $20,860         $15,898      $12,629       $5,092     $1,406
 Ratio of Expenses to
  Average Net Assets..      1.48%           1.53%        1.64%        1.50%      1.47%/(l)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...        --            1.53%/(f)/   1.92%/(f)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.21)%         (0.63)%      (0.72)%      (0.64)%    (0.63)%/(l)/
 Portfolio Turnover
  Rate................     169.0%/(n)/      59.8%        59.2%/(h)/   29.6%      37.5%/(l)/

                            2005            2004         2003         2002      2001/(M)/
                            ----            ----         ----         ----      ----
LARGECAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $6.09           $5.86        $5.09        $6.17      $7.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04            0.02         0.02        (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.00            0.22         0.75        (1.05)     (1.46)
                            ----            ----         ----        -----      -----
 Total From Investment
            Operations      1.04            0.24         0.77        (1.08)     (1.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)          (0.01)          --           --         --
 -----                     -----           -----
   Total Dividends and
         Distributions     (0.04)          (0.01)          --           --         --
 -----                     -----           -----
Net Asset Value, End
 of Period............     $7.09           $6.09        $5.86        $5.09      $6.17
                           =====           =====        =====        =====      =====
Total Return..........     17.05%           4.05%       15.22%      (17.50)%   (19.66)%/(k)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $278,730        $121,840      $60,790      $23,787     $1,524
 Ratio of Expenses to
  Average Net Assets..      0.55%           0.55%        0.55%        0.55%      0.55%/(l)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --            0.55%/(f)/   0.55%/(f)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.63%           0.34%        0.38%        0.34%      0.34%/(l)/
 Portfolio Turnover
  Rate................     169.0%/(n)/      59.8%        59.2%/(h)/   29.6%      37.5%/(l)/

                            2005            2004         2003         2002      2001/(J)/
                            ----            ----         ----         ----      ----
LARGECAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $6.18           $5.95        $5.19        $6.31     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.03            0.01         0.01         0.01      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.99            0.22         0.75        (1.13)     (3.66)
                            ----            ----         ----        -----      -----
 Total From Investment
            Operations      1.02            0.23         0.76        (1.12)     (3.69)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)             --           --           --         --
 Tax Return of Capital
  Distribution........        --              --           --           --      (0.01)
  -----                                                                         -----
   Total Dividends and
         Distributions     (0.03)             --           --           --      (0.01)
  -----                    -----                                                -----
Net Asset Value, End
 of Period............     $7.17           $6.18        $5.95        $5.19      $6.31
                           =====           =====        =====        =====      =====
Total Return..........     16.61%           3.87%       14.64%      (17.75)%   (35.77)%/(k)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,503          $2,299       $1,638       $1,584       $789
 Ratio of Expenses to
  Average Net Assets..      0.81%           0.81%        0.81%        0.81%      0.81%/(l)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --            0.81%/(f)/   0.81%/(f)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.50%           0.09%        0.10%        0.06%     (0.07)%/(l)/
 Portfolio Turnover
  Rate................     169.0%/(n)/      59.8%        59.2%/(h)/   29.6%      37.5%/(l)/

                            2005            2004         2003         2002      2001/(J)/
                            ----            ----         ----         ----      ----
LARGECAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $6.27           $6.05        $5.18        $6.31     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --              --           --        (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.04            0.22         0.87        (1.12)     (3.67)
                            ----            ----         ----        -----      -----
 Total From Investment
            Operations      1.04            0.22         0.87        (1.13)     (3.69)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)             --           --           --         --
 Tax Return of Capital
  Distribution........        --              --           --           --      (0.01)
  -----                                                                         -----
   Total Dividends and
         Distributions     (0.03)             --           --           --      (0.01)
  -----                    -----                                                -----
Net Asset Value, End
 of Period............     $7.28           $6.27        $6.05        $5.18      $6.31
                           =====           =====        =====        =====      =====
Total Return..........     16.68%           3.64%       16.80%/(i)/ (17.91)%   (35.77)%/(k)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,811             $53          $32         $648       $789
 Ratio of Expenses to
  Average Net Assets..      0.93%           0.93%        0.93%        0.92%      0.93%/(l)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --            0.93%/(f)/   0.93%/(f)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.02%          (0.04)%      (0.03)%      (0.10)%    (0.17)%/(l)/
 Portfolio Turnover
  Rate................     169.0%/(n)/      59.8%        59.2%/(h)/   29.6%      37.5%/(l)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Expense ratio without commission rebates.
/(g) /During 2003, the Fund processed a significant (relative to the Class) "As
  Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures to all the shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
/(h) /Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.
/(i) /During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
/(j) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000.
/(k) /Total return amounts have not been annualized.
/(l) /Computed on an annualized basis.
/(m) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
/(n) /Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004       2003      2002      2001/(H)/
                            ----          ----       ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $8.70         $8.06      $6.79     $8.11     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.12          0.08       0.08      0.02       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.56          0.61       1.23     (1.30)     (2.40)
                            ----          ----       ----     -----      -----
 Total From Investment
            Operations      0.68          0.69       1.31     (1.28)     (2.35)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)        (0.05)     (0.04)    (0.04)     (0.01)
 Distributions from
  Realized Gains......     (0.59)           --         --        --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.72)        (0.05)     (0.04)    (0.04)     (0.01)
                           -----         -----      -----     -----      -----
Net Asset Value, End
 of Period............     $8.66         $8.70      $8.06     $6.79      $8.11
                           =====         =====      =====     =====      =====
Total Return..........      7.91%         8.58%     19.43%   (15.86)%   (20.99)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $103,889       $91,855    $31,362    $6,563     $1,015
 Ratio of Expenses to
  Average Net Assets..      0.72%         0.72%      0.72%     0.72%      0.72%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.36%         0.95%      1.04%     0.97%      0.70%/(g)/
 Portfolio Turnover
  Rate................      11.5%/(j)/    67.3%       1.1%     67.9%     117.4%/(g)/

                            2005          2004       2003      2002      2001/(H)/
                            ----          ----       ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $8.69         $8.06      $6.77     $8.10     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10          0.07       0.06      0.03       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.56          0.59       1.26     (1.33)     (2.40)
                            ----          ----       ----     -----      -----
 Total From Investment
            Operations      0.66          0.66       1.32     (1.30)     (2.36)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)        (0.03)     (0.03)    (0.03)     (0.01)
 Distributions from
  Realized Gains......     (0.59)           --         --        --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.72)        (0.03)     (0.03)    (0.03)     (0.01)
                           -----         -----      -----     -----      -----
Net Asset Value, End
 of Period............     $8.63         $8.69      $8.06     $6.77      $8.10
                           =====         =====      =====     =====      =====
Total Return..........      7.65%         8.26%     19.57%   (16.15)%   (21.09)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $60,110       $50,014    $20,010    $2,099     $1,080
 Ratio of Expenses to
  Average Net Assets..      0.90%         0.90%      0.90%     0.90%      0.90%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.17%         0.77%      0.85%     0.71%      0.52%/(g)/
 Portfolio Turnover
  Rate................      11.5%/(j)/    67.3%       1.1%     67.9%     117.4%/(g)/

                            2005
                            ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $8.68
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.58
                            ----
 Total From Investment
            Operations      0.64
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)
 Distributions from
  Realized Gains......     (0.59)
                           -----
   Total Dividends and
         Distributions     (0.71)
                           -----
Net Asset Value, End
 of Period............     $8.61
                           =====
Total Return..........      7.53%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,312
 Ratio of Expenses to
  Average Net Assets..      1.03%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.66%
 Portfolio Turnover
  Rate................      11.5%/(j)/

                           2005/(E)/
                           ----
LARGECAP S&P 500 INDEX FUND
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.04
                            ----
 Total From Investment
            Operations      0.07
    ---
Net Asset Value, End
 of Period............     $8.66
                           =====
Total Return /(c)/ ...      0.81%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $72,994
 Ratio of Expenses to
  Average Net Assets..      0.64%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%/(g)/
 Portfolio Turnover
  Rate................      11.5%/(j)/

                            2005          2004       2003      2002      2001/(I)/
                            ----          ----       ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.62         $7.99      $6.72     $8.04      $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10          0.07       0.05      0.03       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.56          0.58       1.24     (1.34)     (1.34)
                            ----          ----       ----     -----      -----
 Total From Investment
            Operations      0.66          0.65       1.29     (1.31)     (1.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)        (0.02)     (0.02)    (0.01)        --
 Distributions from
  Realized Gains......     (0.59)           --         --        --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.72)        (0.02)     (0.02)    (0.01)        --
  ----                     -----         -----      -----     -----
Net Asset Value, End
 of Period............     $8.56         $8.62      $7.99     $6.72      $8.04
                           =====         =====      =====     =====      =====
Total Return /(c)/ ...      7.72%         8.19%     19.19%   (16.31)%   (14.38)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $309,862      $247,010   $154,666   $61,111    $12,926
 Ratio of Expenses to
  Average Net Assets..      0.86%         0.90%      1.11%     1.10%      1.07%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...        --          0.90%      1.13%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.20%         0.78%      0.66%     0.51%      0.36%/(g)/
 Portfolio Turnover
  Rate................      11.5%/(j)/    67.3%       1.1%     67.9%     117.4%/(g)/

                            2005          2004       2003      2002      2001/(I)/
                            ----          ----       ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $8.67         $8.04      $6.76     $8.09      $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13          0.13       0.12      0.11       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.59          0.60       1.24     (1.35)     (1.36)
                            ----          ----       ----     -----      -----
 Total From Investment
            Operations      0.72          0.73       1.36     (1.24)     (1.28)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)        (0.10)     (0.08)    (0.09)        --
 Distributions from
  Realized Gains......     (0.59)           --         --        --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.72)        (0.10)     (0.08)    (0.09)        --
  ----                     -----         -----      -----     -----
Net Asset Value, End
 of Period............     $8.67         $8.67      $8.04     $6.76      $8.09
                           =====         =====      =====     =====      =====
Total Return..........      8.48%         9.10%     20.35%   (15.54)%   (13.84)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,270           $10   $114,300        $7         $8
 Ratio of Expenses to
  Average Net Assets..      0.15%         0.15%      0.15%     0.15%      0.15%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.65%         1.55%      1.54%     1.44%      1.25%/(g)/
 Portfolio Turnover
  Rate................      11.5%/(j)/    67.3%       1.1%     67.9%     117.4%/(g)/

                            2005          2004       2003      2002      2001/(H)/
                            ----          ----       ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $8.75         $8.12      $6.83     $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.14          0.11       0.10      0.07       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.57          0.60       1.25     (1.30)     (2.38)
                            ----          ----       ----     -----      -----
 Total From Investment
            Operations      0.71          0.71       1.35     (1.23)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)        (0.08)     (0.06)    (0.07)     (0.01)
 Distributions from
  Realized Gains......     (0.59)           --         --        --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.72)        (0.08)     (0.06)    (0.07)     (0.01)
                           -----         -----      -----     -----      -----
Net Asset Value, End
 of Period............     $8.74         $8.75      $8.12     $6.83      $8.13
                           =====         =====      =====     =====      =====
Total Return..........      8.25%         8.72%     19.97%   (15.31)%   (20.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $156,818      $122,210    $83,580   $30,529     $2,386
 Ratio of Expenses to
  Average Net Assets..      0.41%         0.41%      0.41%     0.41%      0.41%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.66%         1.26%      1.37%     1.22%      0.86%/(g)/
 Portfolio Turnover
  Rate................      11.5%/(j)/    67.3%       1.1%     67.9%     117.4%/(g)/

                            2005          2004       2003      2002      2001/(H)/
                            ----          ----       ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $8.72         $8.08      $6.80     $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13          0.10       0.10      0.07       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.56          0.61       1.24     (1.34)     (2.39)
                            ----          ----       ----     -----      -----
 Total From Investment
            Operations      0.69          0.71       1.34     (1.27)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)        (0.07)     (0.06)    (0.06)     (0.01)
 Distributions from
  Realized Gains......     (0.59)           --         --        --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.72)        (0.07)     (0.06)    (0.06)     (0.01)
                           -----         -----      -----     -----      -----
Net Asset Value, End
 of Period............     $8.69         $8.72      $8.08     $6.80      $8.13
                           =====         =====      =====     =====      =====
Total Return..........      8.03%         8.77%     19.78%   (15.79)%   (20.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $16,902       $10,000     $3,245    $1,108     $1,016
 Ratio of Expenses to
  Average Net Assets..      0.53%         0.53%      0.53%     0.52%      0.53%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.49%         1.13%      1.27%     1.07%      0.89%/(g)/
 Portfolio Turnover
  Rate................      11.5%/(j)/    67.3%       1.1%     67.9%     117.4%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from December 1, 2000 through December 5, 2000.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.14 per share from February 27, 2001 through February 28, 2001.
/(j) /Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002        2001/(I)/
                            ----         ----         ----         ----        ----
LARGECAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.65        $9.77        $8.23        $9.10       $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.17         0.09         0.08         0.09         0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.95         0.86         1.50        (0.91)       (1.12)
                            ----         ----         ----        -----        -----
 Total From Investment
            Operations      1.12         0.95         1.58        (0.82)       (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)       (0.07)       (0.04)       (0.05)       (0.01)
 Distributions from
  Realized Gains......     (0.38)          --           --           --           --
 -----                     -----
   Total Dividends and
         Distributions     (0.51)       (0.07)       (0.04)       (0.05)       (0.01)
                           -----        -----        -----        -----        -----
Net Asset Value, End
 of Period............    $11.26       $10.65        $9.77        $8.23        $9.10
                          ======       ======        =====        =====        =====
Total Return..........     10.73%        9.71%       19.26%       (9.09)%     (10.42)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $652         $911         $248       $1,030       $1,138
 Ratio of Expenses to
  Average Net Assets..      1.02%        1.02%        1.01%        1.02%        1.02%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         1.02%/(h)/   1.02%/(h)/   1.02%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.48%        0.87%        1.03%        0.98%        0.86%/(g)/
 Portfolio Turnover
  Rate................     181.1%/(k)/  228.4%       179.1%       128.9%       116.0%/(g)/

                            2005         2004         2003         2002        2001/(I)/
                            ----         ----         ----         ----        ----
LARGECAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.67        $9.81        $8.22        $9.09       $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.11         0.09         0.07         0.08         0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.01         0.82         1.54        (0.92)       (1.12)
                            ----         ----         ----        -----        -----
 Total From Investment
            Operations      1.12         0.91         1.61        (0.84)       (1.07)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)       (0.05)       (0.02)       (0.03)       (0.01)
 Distributions from
  Realized Gains......     (0.38)          --           --           --           --
 -----                     -----
   Total Dividends and
         Distributions     (0.51)       (0.05)       (0.02)       (0.03)       (0.01)
                           -----        -----        -----        -----        -----
Net Asset Value, End
 of Period............    $11.28       $10.67        $9.81        $8.22        $9.09
                          ======       ======        =====        =====        =====
Total Return..........     10.69%        9.26%       19.68%       (9.26)%     (10.52)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,993       $1,388       $2,220       $2,033       $2,560
 Ratio of Expenses to
  Average Net Assets..      1.20%        1.19%        1.20%        1.20%        1.20%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         1.20%/(h)/   1.20%/(h)/   1.20%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.97%        0.82%        0.84%        0.80%        0.70%/(g)/
 Portfolio Turnover
  Rate................     181.1%/(k)/  228.4%       179.1%       128.9%       116.0%/(g)/

                            2005
                            ----
LARGECAP VALUE FUND
-------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.69
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.05
                            ----
 Total From Investment
            Operations      1.09
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)
 Distributions from
  Realized Gains......     (0.38)
                           -----
   Total Dividends and
         Distributions     (0.51)
                           -----
Net Asset Value, End
 of Period............    $11.27
                          ======
Total Return..........     10.38%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $217
 Ratio of Expenses to
  Average Net Assets..      1.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.37%
 Portfolio Turnover
  Rate................     181.1%/(k)/

                           2005/(E)/
                           ----
LARGECAP VALUE FUND
-------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.31
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.02)
                           -----
 Total From Investment
            Operations      0.03
   ---
Net Asset Value, End
 of Period............    $11.34
                          ======
Total Return  /(c)/ ..      0.27%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $281,278
 Ratio of Expenses to
  Average Net Assets..      0.80%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.18%/(g)/
 Portfolio Turnover
  Rate................     181.1%/(k)/

                           2005/(E)/
                           ----
LARGECAP VALUE FUND
-------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.31
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.01)
                           -----
 Total From Investment
            Operations      0.02
   ---
Net Asset Value, End
 of Period............    $11.33
                          ======
Total Return  /(c)/ ..      0.18%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $24,515
 Ratio of Expenses to
  Average Net Assets..      1.22%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.77%/(g)/
 Portfolio Turnover
  Rate................     181.1%/(k)/

                            2005         2004         2003         2002        2001/(J)/
                            ----         ----         ----         ----        ----
LARGECAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.61        $9.74        $8.22        $9.09       $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10         0.06         0.03         0.03         0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.98         0.82         1.50        (0.89)       (1.05)
                            ----         ----         ----        -----        -----
 Total From Investment
            Operations      1.08         0.88         1.53        (0.86)       (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)       (0.01)       (0.01)       (0.01)          --
 Distributions from
  Realized Gains......     (0.38)          --           --           --           --
 -----                     -----
   Total Dividends and
         Distributions     (0.50)       (0.01)       (0.01)       (0.01)          --
 ----                      -----        -----        -----        -----
Net Asset Value, End
 of Period............    $11.19       $10.61        $9.74        $8.22        $9.09
                          ======       ======        =====        =====        =====
Total Return  /(c)/ ..     10.45%        9.07%       18.60%       (9.44)%     (10.09)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $28,185      $18,334      $10,876       $3,683       $1,083
 Ratio of Expenses to
  Average Net Assets..      1.31%        1.35%        1.62%        1.40%        1.35%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...        --         1.36%/(h)/   1.91%/(h)/   1.40%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.93%        0.62%        0.38%        0.59%        0.60%/(g)/
 Portfolio Turnover
  Rate................     181.1%/(k)/  228.4%       179.1%       128.9%       116.0%/(g)/

                            2005         2004         2003         2002        2001/(J)/
                            ----         ----         ----         ----        ----
LARGECAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.67        $9.82        $8.27        $9.14       $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.20         0.16         0.14         0.13         0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.00         0.81         1.50        (0.90)       (1.00)
                            ----         ----         ----        -----        -----
 Total From Investment
            Operations      1.20         0.97         1.64        (0.77)       (0.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)       (0.12)       (0.09)       (0.10)          --
 Distributions from
  Realized Gains......     (0.38)          --           --           --           --
 -----                     -----
   Total Dividends and
         Distributions     (0.51)       (0.12)       (0.09)       (0.10)          --
 ----                      -----        -----        -----        -----
Net Asset Value, End
 of Period............    $11.36       $10.67        $9.82        $8.27        $9.14
                          ======       ======        =====        =====        =====
Total Return..........     11.54%        9.97%       19.97%       (8.54)%      (9.68)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $197,923      $97,881      $59,663      $27,086       $1,946
 Ratio of Expenses to
  Average Net Assets..       .45%        0.44%        0.45%        0.45%        0.45%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         0.45%/(h)/   0.45%/(h)/   0.45%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.77%        1.51%        1.59%        1.58%        1.53%/(g)/
 Portfolio Turnover
  Rate................     181.1%/(k)/  228.4%       179.1%       128.9%       116.0%/(g)/

                           2005/(H)/     2004         2003         2002        2001/(I)/
                           ----          ----         ----         ----        ----
LARGECAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.69        $9.83        $8.26        $9.13       $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.17         0.13         0.12         0.02         0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.00         0.83         1.52        (0.81)       (1.17)
                            ----         ----         ----        -----        -----
 Total From Investment
            Operations      1.17         0.96         1.64        (0.79)       (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)       (0.10)       (0.07)       (0.08)       (0.01)

 Distributions from
  Realized Gains......     (0.38)          --           --           --           --
 ------
   Total Dividends and
         Distributions     (0.51)       (0.10)       (0.07)       (0.08)       (0.01)
                           -----        -----        -----        -----        -----
Net Asset Value, End
 of Period............    $11.35       $10.69        $9.83        $8.26        $9.13
                          ======       ======        =====        =====        =====
Total Return..........     11.20%        9.78%       19.93%       (8.79)%     (10.12)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,810       $3,716       $3,282       $3,770       $1,141
 Ratio of Expenses to
  Average Net Assets..      0.71%        0.70%        0.71%        0.71%        0.71%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         0.71%/(h)/   0.71%/(h)/   0.71%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.53%        1.27%        1.35%        1.25%        0.90%/(g)/
 Portfolio Turnover
  Rate................     181.1%/(k)/  228.4%       179.1%       128.9%       116.0%/(g)/

                            2005         2004         2003         2002        2001/(I)/
                            ----         ----         ----         ----        ----
LARGECAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.64        $9.79        $8.25        $9.12       $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13         0.12         0.10         0.11         0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.02         0.81         1.50        (0.91)       (1.11)
                            ----         ----         ----        -----        -----
 Total From Investment
            Operations      1.15         0.93         1.60        (0.80)       (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)       (0.08)       (0.06)       (0.07)       (0.01)
 Distributions from
  Realized Gains......     (0.38)          --           --           --           --
 -----                     -----
   Total Dividends and
         Distributions     (0.51)       (0.08)       (0.06)       (0.07)       (0.01)
                           -----        -----        -----        -----        -----
Net Asset Value, End
 of Period............    $11.28       $10.64        $9.79        $8.25        $9.12
                          ======       ======        =====        =====        =====
Total Return..........     11.05%        9.58%       19.44%       (8.90)%     (10.22)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $739          $15          $10       $1,031       $1,140
 Ratio of Expenses to
  Average Net Assets..      0.83%        0.83%        0.82%        0.82%        0.83%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         0.83%/(h)/   0.83%/(h)/   0.82%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.15%        1.14%        1.24%        1.17%        1.05%/(g)/
 Portfolio Turnover
  Rate................     181.1%/(k)/  228.4%       179.1%       128.9%       116.0%/(g)/


See accompanying notes.



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.16 per share from December 1, 2000 through December 5, 2000.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares recognized $.00 and $.01 of net investment income per share, respectively, and incurred an unrealized loss of $.16 and $.18 per share, respectively, from February 27, 2001 through February 28, 2001.
/(k) /Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004         2003         2002       2001/(L)/
                            ----          ----         ----         ----       ----
MIDCAP BLEND FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $12.90        $11.32        $9.04        $9.32      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08            --           --         0.02        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.64          1.68         2.32        (0.28)      (0.90)
                            ----          ----         ----        -----       -----
 Total From Investment
            Operations      1.72          1.68         2.32        (0.26)      (0.87)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)        (0.05)       (0.02)       (0.02)      (0.02)
 Distributions from
  Realized Gains......     (0.87)        (0.05)          --           --          --
 Tax Return of Capital
  Distribution........        --            --        (0.02)          --          --
 ------                                               -----
   Total Dividends and
         Distributions     (0.90)        (0.10)       (0.04)       (0.02)      (0.02)
                           -----         -----        -----        -----       -----
Net Asset Value, End
 of Period............    $13.72        $12.90       $11.32        $9.04       $9.32
                          ======        ======       ======        =====       =====
Total Return..........     13.79%        14.83%       25.73%       (2.78)%     (7.84)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,207        $3,084       $3,744       $2,131      $1,164
 Ratio of Expenses to
  Average Net Assets..      1.22%         1.22%        1.22%        1.22%       1.22%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.22%/(h)/   1.22%/(h)/   1.22%/(h)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.57%         0.28%        0.22%        0.34%       0.26%/(g)/
 Portfolio Turnover
  Rate................     133.8%/(n)/    60.8%/(i)/   35.3%/(k)/   62.0%       55.6%/(g)/

                            2005          2004         2003         2002       2001/(L)/
                            ----          ----         ----         ----       ----
MIDCAP BLEND FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $12.85        $11.30        $9.02        $9.30      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04            --           --         0.01        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.65          1.63         2.30        (0.28)      (0.91)
                            ----          ----         ----        -----       -----
 Total From Investment
            Operations      1.69          1.63         2.30        (0.27)      (0.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)        (0.03)       (0.01)       (0.01)      (0.02)
 Distributions from
  Realized Gains......     (0.87)        (0.05)          --           --          --
 Tax Return of Capital
  Distribution........        --            --        (0.01)          --          --
 ------                                               -----
   Total Dividends and
         Distributions     (0.90)        (0.08)       (0.02)       (0.01)      (0.02)
                           -----         -----        -----        -----       -----
Net Asset Value, End
 of Period............    $13.64        $12.85       $11.30        $9.02       $9.30
                          ======        ======       ======        =====       =====
Total Return..........     13.59%        14.39%       25.57%       (2.95)%     (8.04)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,212          $934       $2,221       $1,138      $1,168
 Ratio of Expenses to
  Average Net Assets..      1.40%         1.40%        1.40%        1.40%       1.40%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.40%/(h)/   1.40%/(h)/   1.40%/(h)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.34%         0.28%        0.03%        0.11%       0.08%/(g)/
 Portfolio Turnover
  Rate................     133.8%/(n)/    60.8%/(i)/   35.3%/(k)/   62.0%       55.6%/(g)/

                            2005
                            ----
MIDCAP BLEND FUND
-----------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $12.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.67
                            ----
 Total From Investment
            Operations      1.69
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)
 Distributions from
  Realized Gains......     (0.87)
                           -----
   Total Dividends and
         Distributions     (0.89)
                           -----
Net Asset Value, End
 of Period............    $13.68
                          ======
Total Return..........     13.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $278
 Ratio of Expenses to
  Average Net Assets..      1.53%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.17%
 Portfolio Turnover
  Rate................     133.8%/(n)/

                           2005/(E)/
                           ----
MIDCAP BLEND FUND
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $13.28
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.49
                            ----
 Total From Investment
            Operations      0.50
    ---
Net Asset Value, End
 of Period............    $13.78
                          ======
Total Return /(c)/ ...      3.77%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $517,870
 Ratio of Expenses to
  Average Net Assets
  /(o)/ ..............      1.02%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.21%/(g)/
 Portfolio Turnover
  Rate................     133.8%/(n)/

                           2005/(E)/
                           ----
MIDCAP BLEND FUND
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $13.28
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48
                            ----
 Total From Investment
            Operations      0.48
    ---
Net Asset Value, End
 of Period............    $13.76
                          ======
Total Return /(c)/ ...      3.61%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $71,900
 Ratio of Expenses to
  Average Net Assets
  /(o)/ ..............      1.32%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.09)%/(g)/
 Portfolio Turnover
  Rate................     133.8%/(n)/

                            2005          2004         2003         2002       2001/(M)/
                            ----          ----         ----         ----       ----
MIDCAP BLEND FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.75        $11.20        $8.95        $9.23       $9.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05            --           --           --       (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.61          1.61         2.25        (0.28)      (0.71)
                            ----          ----         ----        -----       -----
 Total From Investment
            Operations      1.66          1.61         2.25        (0.28)      (0.72)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)        (0.01)          --           --          --
 Distributions from
  Realized Gains......     (0.87)        (0.05)          --           --          --
 -----                     -----         -----
   Total Dividends and
         Distributions     (0.89)        (0.06)          --           --          --
 -----                     -----         -----
Net Asset Value, End
 of Period............    $13.52        $12.75       $11.20        $8.95       $9.23
                          ======        ======       ======        =====       =====
Total Return /(c)/ ...     13.53%        14.32%       25.20%       (3.03)%     (7.42)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $117,300       $75,490      $41,132      $13,260      $2,568
 Ratio of Expenses to
  Average Net Assets..      1.43%         1.49%        1.68%        1.60%       1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...        --          1.49%/(h)/   1.78%/(h)/   1.60%/(h)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.35%         0.27%       (0.27)%         --       (0.19)%/(g)/
 Portfolio Turnover
  Rate................     133.8%/(n)/    60.8%/(i)/   35.3%/(k)/   62.0%       55.6%/(g)/

                            2005          2004         2003         2002       2001/(M)/
                            ----          ----         ----         ----       ----
MIDCAP BLEND FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $12.90        $11.28        $9.01        $9.29       $9.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.15          0.02         0.01         0.08        0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.64          1.76         2.35        (0.28)      (0.71)
                            ----          ----         ----        -----       -----
 Total From Investment
            Operations      1.79          1.78         2.36        (0.20)      (0.66)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)        (0.11)       (0.04)       (0.08)         --
 Distributions from
  Realized Gains......     (0.87)        (0.05)          --           --          --
 Tax Return of Capital
  Distribution........        --            --        (0.05)          --          --
 ------                                               -----
   Total Dividends and
         Distributions     (0.90)        (0.16)       (0.09)       (0.08)         --
 ----                      -----         -----        -----        -----
Net Asset Value, End
 of Period............    $13.79        $12.90       $11.28        $9.01       $9.29
                          ======        ======       ======        =====       =====
Total Return..........     14.42%        15.89%       26.42%       (2.23)%     (6.82)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $12           $11         $697           $9          $9
 Ratio of Expenses to
  Average Net Assets..      0.65%         0.64%        0.65%        0.65%       0.65%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.65%/(h)/   0.65%/(h)/   0.65%/(h)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.15%         1.71%        0.69%        0.86%       0.82%/(g)/
 Portfolio Turnover
  Rate................     133.8%/(n)/    60.8%/(i)/   35.3%/(k)/   62.0%       55.6%/(g)/

                            2005          2004         2003         2002       2001/(L)/
                            ----          ----         ----         ----       ----
MIDCAP BLEND FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $12.92        $11.36        $9.07        $9.35      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.11          0.01           --         0.05        0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.65          1.68         2.36        (0.28)      (0.90)
                            ----          ----         ----        -----       -----
 Total From Investment
            Operations      1.76          1.69         2.36        (0.23)      (0.84)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)        (0.08)       (0.03)       (0.05)      (0.02)
 Distributions from
  Realized Gains......     (0.87)        (0.05)          --           --          --
 Tax Return of Capital
  Distribution........        --            --        (0.04)          --          --
 ------                                               -----
   Total Dividends and
         Distributions     (0.90)        (0.13)       (0.07)       (0.05)      (0.02)
                           -----         -----        -----        -----       -----
Net Asset Value, End
 of Period............    $13.78        $12.92       $11.36        $9.07       $9.35
                          ======        ======       ======        =====       =====
Total Return..........     14.13%        14.95%       26.14%       (2.47)%     (7.55)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $23,927        $5,514       $5,764       $1,374      $1,168
 Ratio of Expenses to
  Average Net Assets..      0.91%         0.91%        0.91%        0.91%       0.91%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.91%/(h)/   0.91%/(h)/   0.91%/(h)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.84%         0.85%        0.50%        0.61%       0.56%/(g)/
 Portfolio Turnover
  Rate................     133.8%/(n)/    60.8%/(i)/   35.3%/(k)/   62.0%       55.6%/(g)/

                            2005          2004         2003         2002       2001/(L)/
                            ----          ----         ----         ----       ----
MIDCAP BLEND FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $13.04        $11.34        $9.05        $9.33      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10          0.01           --         0.05        0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.66          1.81         2.34        (0.29)      (0.90)
                            ----          ----         ----        -----       -----
 Total From Investment
            Operations      1.76          1.82         2.34        (0.24)      (0.86)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)        (0.07)       (0.02)       (0.04)      (0.02)
 Distributions from
  Realized Gains......     (0.87)        (0.05)          --           --          --
 Tax Return of Capital
  Distribution........        --            --        (0.03)          --          --
 ------                                               -----
   Total Dividends and
         Distributions     (0.90)        (0.12)       (0.05)       (0.04)      (0.02)
                           -----         -----        -----        -----       -----
Net Asset Value, End
 of Period............    $13.90        $13.04       $11.34        $9.05       $9.33
                          ======        ======       ======        =====       =====
Total Return..........     13.98%        16.07%/(j)/  26.05%       (2.59)%     (7.75)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,992        $1,176       $2,096       $1,131      $1,166
 Ratio of Expenses to
  Average Net Assets..      1.03%         1.03%        1.03%        1.02%       1.03%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.03%/(h)/   1.03%/(h)/   1.02%/(h)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.78%         1.13%        0.41%        0.49%       0.45%/(g)/
 Portfolio Turnover
  Rate................     133.8%/(n)/    60.8%/(i)/   35.3%/(k)/   62.0%       55.6%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(i) /Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.
/(j) /During fiscal year 2004, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
/(k) /Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.
/(l) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.02 of net investment income per share and incurred an unrealized gain of $.19 per share from December 1, 2000 through December 5, 2000.
/(m) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.08 per share from February 27, 2001 through February 28, 2001.
/(n) /Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.
/(o) /Reflects Manager's contractual expense limit.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004         2003         2002    2001/(I)/
                            ----          ----         ----         ----    ----
MONEY MARKET FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.020         0.003        0.003        0.011    0.035
                           -----         -----        -----        -----    -----
 Total From Investment
            Operations     0.020         0.003        0.003        0.011    0.035
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.020)       (0.003)      (0.003)      (0.011)  (0.035)
                          ------        ------       ------       ------   ------
   Total Dividends and
         Distributions    (0.020)       (0.003)      (0.003)      (0.011)  (0.035)
                          ------        ------       ------       ------   ------
Net Asset Value, End
 of Period............    $1.000        $1.000       $1.000       $1.000   $1.000
                          ======        ======       ======       ======   ======
Total Return..........      1.99%         0.28%        0.32%        1.06%    3.59%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $8,665        $7,413       $4,581       $2,070     $100
 Ratio of Expenses to
  Average Net Assets..      0.97%         0.97%        0.97%        0.97%    0.97%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --            --         0.97%/(h)/     --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.98%         0.31%        0.29%        0.91%    3.92%/(g)/

                            2005          2004         2003         2002    2001/(I)/
                            ----          ----         ----         ----    ----
MONEY MARKET FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.018         0.001        0.002        0.009    0.034
                           -----         -----        -----        -----    -----
 Total From Investment
            Operations     0.018         0.001        0.002        0.009    0.034
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.018)       (0.001)      (0.002)      (0.009)  (0.034)
                          ------        ------       ------       ------   ------
   Total Dividends and
         Distributions    (0.018)       (0.001)      (0.002)      (0.009)  (0.034)
                          ------        ------       ------       ------   ------
Net Asset Value, End
 of Period............    $1.000        $1.000       $1.000       $1.000   $1.000
                          ======        ======       ======       ======   ======
Total Return..........      1.81%         0.13%        0.16%        0.88%    3.44%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $9,180        $6,394       $5,494         $564     $667
 Ratio of Expenses to
  Average Net Assets..      1.15%         1.12%        1.13%        1.15%    1.15%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.15%/(h)/   1.15%/(h)/     --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.77%         0.15%        0.12%        0.88%    3.14%/(g)/

                            2005
                            ----
MONEY MARKET FUND
-----------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.017
                           -----
 Total From Investment
            Operations     0.017
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.017)
                          ------
   Total Dividends and
         Distributions    (0.017)
                          ------
Net Asset Value, End
 of Period............    $1.000
                          ======
Total Return..........      1.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $8,627
 Ratio of Expenses to
  Average Net Assets..      1.28%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.43%

                           2005/(E)/
                           ----
MONEY MARKET FUND
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $1.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.010
   ----
 Total From Investment
            Operations     0.010
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.010)
   ----
   Total Dividends and
         Distributions    (0.010)
                          ------
Net Asset Value, End
 of Period............    $1.000
                          ======
Total Return /(c)/ ...      1.02%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $344,589
 Ratio of Expenses to
  Average Net Assets..      0.60%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.95%/(g)/

                           2005/(E)/
                           ----
MONEY MARKET FUND
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.006
   ----
 Total From Investment
            Operations     0.006
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.006)
   ----
   Total Dividends and
         Distributions    (0.006)
                          ------
Net Asset Value, End
 of Period............    $1.000
                          ======
Total Return /(c)/ ...      0.59%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,099
 Ratio of Expenses to
  Average Net Assets..      1.87%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.67%/(g)/

                            2005          2004         2003         2002    2001/(J)/
                            ----          ----         ----         ----    ----
MONEY MARKET FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.018         0.001        0.001        0.007    0.021
                           -----         -----        -----        -----    -----
 Total From Investment
            Operations     0.018         0.001        0.001        0.007    0.021
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.018)       (0.001)      (0.001)      (0.007)  (0.021)
                          ------        ------       ------       ------   ------
   Total Dividends and
         Distributions    (0.018)       (0.001)      (0.001)      (0.007)  (0.021)
                          ------        ------       ------       ------   ------
Net Asset Value, End
 of Period............    $1.000        $1.000       $1.000       $1.000   $1.000
                          ======        ======       ======       ======   ======
Total Return /(c)/ ...      1.79%         0.08%        0.06%        0.68%    2.12%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $143,460      $132,551      $95,332      $36,795   $7,269
 Ratio of Expenses to
  Average Net Assets..      1.15%         1.17%        1.21%        1.35%    1.31%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.15%         1.43%        1.54%          --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.78%         0.09%        0.04%        0.59%    2.48%/(g)/

                            2005          2004         2003         2002    2001/(J)/
                            ----          ----         ----         ----    ----
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.025         0.009        0.009        0.016    0.027
                           -----         -----        -----        -----    -----
 Total From Investment
            Operations     0.025         0.009        0.009        0.016    0.027
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.025)       (0.009)      (0.009)      (0.016)  (0.027)
                          ------        ------       ------       ------   ------
   Total Dividends and
         Distributions    (0.025)       (0.009)      (0.009)      (0.016)  (0.027)
                          ------        ------       ------       ------   ------
Net Asset Value, End
 of Period............    $1.000        $1.000       $1.000       $1.000   $1.000
                          ======        ======       ======       ======   ======
Total Return..........      2.56%         0.85%        0.89%        1.64%    2.71%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $140,592       $56,277      $23,684       $1,522     $186
 Ratio of Expenses to
  Average Net Assets..      0.40%         0.40%        0.40%        0.40%    0.40%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.67%         0.89%        0.78%        1.53%    3.39%/(g)/

                            2005          2004         2003         2002    2001/(I)/
                            ----          ----         ----         ----    ----
MONEY MARKET FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.023         0.006        0.006        0.014    0.038
                           -----         -----        -----        -----    -----
 Total From Investment
            Operations     0.023         0.006        0.006        0.014    0.038
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.023)       (0.006)      (0.006)      (0.014)  (0.038)
                          ------        ------       ------       ------   ------
   Total Dividends and
         Distributions    (0.023)       (0.006)      (0.006)      (0.014)  (0.038)
                          ------        ------       ------       ------   ------
Net Asset Value, End
 of Period............    $1.000        $1.000       $1.000       $1.000   $1.000
                          ======        ======       ======       ======   ======
Total Return..........      2.30%         0.59%        0.64%        1.38%    3.90%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $30,291       $14,599       $8,431       $1,949   $4,700
 Ratio of Expenses to
  Average Net Assets..      0.66%         0.66%        0.66%        0.66%    0.66%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.30%         0.61%        0.55%        1.39%    4.23%/(g)/

                            2005          2004         2003         2002    2001/(I)/
                            ----          ----         ----         ----    ----
MONEY MARKET FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.021         0.005        0.005        0.013    0.037
                           -----         -----        -----        -----    -----
 Total From Investment
            Operations     0.021         0.005        0.005        0.013    0.037
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.021)       (0.005)      (0.005)      (0.013)  (0.037)
                          ------        ------       ------       ------   ------
   Total Dividends and
         Distributions    (0.021)       (0.005)      (0.005)      (0.013)  (0.037)
                          ------        ------       ------       ------   ------
Net Asset Value, End
 of Period............    $1.000        $1.000       $1.000       $1.000   $1.000
                          ======        ======       ======       ======   ======
Total Return..........      2.17%         0.46%        0.49%        1.26%    3.78%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,495        $1,484          $10          $10     $100
 Ratio of Expenses to
  Average Net Assets..      0.78%         0.78%        0.63%        0.77%    0.78%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --            --         0.78%/(h)/     --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.28%         0.49%        0.37%        1.25%    4.11%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without the Manager's voluntary expense limit.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares recognized $.001 of net investment income per share, all of which was distributed, during the period November 28, 2000 through December 5, 2000.
/(j) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                                                      2005           2004          2003          2002        2001/(I)/
                                                      ----           ----          ----          ----        ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS PREFERRED SHARES
-------------------------
Net Asset Value, Beginning of Period............    $10.10          $9.36         $8.14         $9.07       $10.40
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/ ..      0.07           0.03          0.05          0.04         0.05
 Net Realized and Unrealized Gain (Loss) on
  Investments...................................      0.76           0.74          1.17         (0.95)       (1.36)
                                                      ----           ----          ----         -----        -----
                Total From Investment Operations      0.83           0.77          1.22         (0.91)       (1.31)
Less Dividends and Distributions:
 Dividends from Net Investment Income...........     (0.09)         (0.03)           --         (0.02)       (0.02)
 Distributions from Realized Gains..............     (0.57)            --            --            --           --
  -----                                              -----
               Total Dividends and Distributions     (0.66)         (0.03)           --         (0.02)       (0.02)
   ----                                              -----          -----                       -----        -----
Net Asset Value, End of Period..................    $10.27         $10.10         $9.36         $8.14        $9.07
                                                    ======         ======         =====         =====        =====
Total Return....................................      8.39%          8.27%        14.99%       (10.11)%     (11.96)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands).......   $25,026        $23,026       $12,025        $1,075         $907
 Ratio of Expenses to Average Net Assets........      1.32%          1.30%         1.32%         1.31%        1.32%/(g)/
 Ratio of Gross Expenses to Average Net Assets..        --           1.32%/(h)/    1.32%/(h)/    1.32%/(h)/     --
 Ratio of Net Investment Income to Average Net
  Assets........................................      0.66%          0.27%         0.57%         0.64%        0.52%/(g)/
 Portfolio Turnover Rate........................      51.8%/(k)/     93.9%         41.7%         71.9%        59.4%/(g)/

                                                      2005           2004          2003          2002        2001/(I)/
                                                      ----           ----          ----          ----        ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value, Beginning of Period............    $10.06          $9.33         $8.12         $9.04       $10.40
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/ ..      0.04           0.01          0.04          0.02         0.04
 Net Realized and Unrealized Gain (Loss) on
  Investments...................................      0.78           0.74          1.17         (0.94)       (1.38)
                                                      ----           ----          ----         -----        -----
                Total From Investment Operations      0.82           0.75          1.21         (0.92)       (1.34)
Less Dividends and Distributions:
 Dividends from Net Investment Income...........     (0.09)         (0.02)           --            --        (0.02)
 Distributions from Realized Gains..............     (0.57)            --            --            --           --
  -----                                              -----
               Total Dividends and Distributions     (0.66)         (0.02)           --            --        (0.02)
   ----                                              -----          -----                                    -----
Net Asset Value, End of Period..................    $10.22         $10.06         $9.33         $8.12        $9.04
                                                    ======         ======         =====         =====        =====
Total Return....................................      8.30%          7.99%        14.90%       (10.18)%     (12.16)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands).......   $29,275        $22,390       $11,290        $1,385         $924
 Ratio of Expenses to Average Net Assets........      1.50%          1.47%         1.50%         1.48%        1.50%/(g)/
 Ratio of Gross Expenses to Average Net Assets..        --           1.50%/(h)/    1.50%/(h)/    1.50%/(h)/     --
 Ratio of Net Investment Income to Average Net
  Assets........................................      0.42%          0.09%         0.42%         0.47%        0.34%/(g)/
 Portfolio Turnover Rate........................      51.8%/(k)/     93.9%         41.7%         71.9%        59.4%/(g)/

                                                      2005
                                                      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS SIGNATURE SHARES
-------------------------
Net Asset Value, Beginning of Period............    $10.15
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(b)/ ..     (0.02)
 Net Realized and Unrealized Gain (Loss) on
  Investments...................................      0.83
                                                      ----
                Total From Investment Operations      0.81
Less Dividends and Distributions:
 Dividends from Net Investment Income...........     (0.09)
 Distributions from Realized Gains..............     (0.57)
                                                     -----
               Total Dividends and Distributions     (0.66)
                                                     -----
Net Asset Value, End of Period..................    $10.30
                                                    ======
Total Return....................................      8.11%
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands).......      $257
 Ratio of Expenses to Average Net Assets........      1.63%
 Ratio of Net Investment Income to Average Net
  Assets........................................     (0.17)%
 Portfolio Turnover Rate........................      51.8%/(k)/

                                                     2005/(E)/
                                                     ----
PARTNERS LARGECAP BLEND FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value, Beginning of Period............    $10.30
Income from Investment Operations:
 Net Realized and Unrealized Gain (Loss) on
  Investments...................................      0.05
                                                      ----
                Total From Investment Operations      0.05
   ----
Net Asset Value, End of Period..................    $10.35
                                                    ======
Total Return /(c)/ .............................      0.49%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands).......   $52,211
 Ratio of Expenses to Average Net Assets........      1.44%/(g)/
 Ratio of Net Investment Income to Average Net
  Assets........................................     (0.01)%/(g)/
 Portfolio Turnover Rate........................      51.8%/(k)/

                                                     2005/(E)/
                                                     ----
PARTNERS LARGECAP BLEND FUND
----------------------------
CLASS B SHARES
--------------
Net Asset Value, Beginning of Period............    $10.30
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(b)/ ..     (0.03)
 Net Realized and Unrealized Gain (Loss) on
  Investments...................................      0.05
                                                      ----
                Total From Investment Operations      0.02
   ----
Net Asset Value, End of Period..................    $10.32
                                                    ======
Total Return /(c)/ .............................      0.19%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands).......   $22,978
 Ratio of Expenses to Average Net Assets........      2.15%/(g)/
 Ratio of Net Investment Income to Average Net
  Assets........................................     (0.71)%/(g)/
 Portfolio Turnover Rate........................      51.8%/(k)/

                                                      2005           2004          2003          2002        2001/(J)/
                                                      ----           ----          ----          ----        ----
PARTNERS LARGECAP BLEND FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value, Beginning of Period............     $9.95          $9.22         $8.05         $8.99       $10.15
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/ ..      0.04             --          0.01          0.05           --
 Net Realized and Unrealized Gain (Loss) on
  Investments...................................      0.77           0.73          1.16         (0.99)       (1.16)
                                                      ----           ----          ----         -----        -----
                Total From Investment Operations      0.81           0.73          1.17         (0.94)       (1.16)
Less Dividends and Distributions:
 Dividends from Net Investment Income...........     (0.09)            --            --            --           --
 Distributions from Realized Gains..............     (0.57)            --            --            --           --
  -----                                              -----
               Total Dividends and Distributions     (0.66)            --            --            --           --
  -----                                              -----
Net Asset Value, End of Period..................    $10.10          $9.95         $9.22         $8.05        $8.99
                                                    ======          =====         =====         =====        =====
Total Return /(c)/ .............................      8.29%          7.95%        14.53%       (10.46)%     (11.25)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands).......   $69,766        $43,662       $20,880        $5,315         $559
 Ratio of Expenses to Average Net Assets........      1.49%          1.53%         1.70%         1.68%        1.67%/(g)/
 Ratio of Gross Expenses to Average Net Assets
  /(d)/ ........................................        --           1.56%/(h)/    1.92%/(h)/    1.70%/(h)/     --
 Ratio of Net Investment Income to Average Net
  Assets........................................      0.41%          0.04%         0.17%         0.24%        0.10%/(g)/
 Portfolio Turnover Rate........................      51.8%/(k)/     93.9%         41.7%         71.9%        59.4%/(g)/

                                                      2005           2004          2003          2002        2001/(I)/
                                                      ----           ----          ----          ----        ----
PARTNERS LARGECAP BLEND FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value, Beginning of Period............    $10.14          $9.40         $8.17         $9.11       $10.40
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/ ..      0.12           0.08          0.10          0.06         0.07
 Net Realized and Unrealized Gain (Loss) on
  Investments...................................      0.78           0.75          1.17         (0.93)       (1.34)
                                                      ----           ----          ----         -----        -----
                Total From Investment Operations      0.90           0.83          1.27         (0.87)       (1.27)
Less Dividends and Distributions:
 Dividends from Net Investment Income...........     (0.10)         (0.09)        (0.04)        (0.07)       (0.02)
 Distributions from Realized Gains..............     (0.57)            --            --            --           --
  -----                                              -----
               Total Dividends and Distributions     (0.67)         (0.09)        (0.04)        (0.07)       (0.02)
                                                     -----          -----         -----         -----        -----
Net Asset Value, End of Period..................    $10.37         $10.14         $9.40         $8.17        $9.11
                                                    ======         ======         =====         =====        =====
Total Return....................................      9.03%          8.84%        15.68%        (9.66)%     (11.57)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands).......  $557,357       $464,035      $289,273      $138,527      $15,058
 Ratio of Expenses to Average Net Assets........      0.75%          0.72%         0.74%         0.73%        0.75%/(g)/
 Ratio of Gross Expenses to Average Net Assets..        --           0.75%/(h)/    0.75%/(h)/    0.75%/(h)/     --
 Ratio of Net Investment Income to Average Net
  Assets........................................      1.21%          0.85%         1.13%         1.23%        1.15%/(g)/
 Portfolio Turnover Rate........................      51.8%/(k)/     93.9%         41.7%         71.9%        59.4%/(g)/

                                                      2005           2004          2003          2002        2001/(I)/
                                                      ----           ----          ----          ----        ----
PARTNERS LARGECAP BLEND FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value, Beginning of Period............    $10.11          $9.38         $8.15         $9.08       $10.40
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/ ..      0.10           0.06          0.08          0.04         0.07
 Net Realized and Unrealized Gain (Loss) on
  Investments...................................      0.77           0.73          1.17         (0.92)       (1.37)
                                                      ----           ----          ----         -----        -----
                Total From Investment Operations      0.87           0.79          1.25         (0.88)       (1.30)
Less Dividends and Distributions:
 Dividends from Net Investment Income...........     (0.09)         (0.06)        (0.02)        (0.05)       (0.02)
 Distributions from Realized Gains..............     (0.57)            --            --            --           --
  -----                                              -----
               Total Dividends and Distributions     (0.66)         (0.06)        (0.02)        (0.05)       (0.02)
                                                     -----          -----         -----         -----        -----
Net Asset Value, End of Period..................    $10.32         $10.11         $9.38         $8.15        $9.08
                                                    ======         ======         =====         =====        =====
Total Return....................................      8.82%          8.47%        15.42%        (9.82)%     (11.86)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands).......   $42,290        $34,283       $21,346        $3,811         $909
 Ratio of Expenses to Average Net Assets........      1.01%          0.98%         1.00%         0.99%        1.01%/(g)/
 Ratio of Gross Expenses to Average Net Assets..        --           1.01%/(h)/    1.01%/(h)/    1.01%/(h)/     --
 Ratio of Net Investment Income to Average Net
  Assets........................................      0.94%          0.59%         0.89%         0.96%        0.83%/(g)/
 Portfolio Turnover Rate........................      51.8%/(k)/     93.9%         41.7%         71.9%        59.4%/(g)/

                                                      2005           2004          2003          2002        2001/(I)/
                                                      ----           ----          ----          ----        ----
PARTNERS LARGECAP BLEND FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value, Beginning of Period............    $10.14          $9.40         $8.15         $9.08       $10.40
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/ ..      0.08           0.04          0.07          0.07         0.06
 Net Realized and Unrealized Gain (Loss) on
  Investments...................................      0.77           0.75          1.19         (0.97)       (1.36)
                                                      ----           ----          ----         -----        -----
                Total From Investment Operations      0.85           0.79          1.26         (0.90)       (1.30)
Less Dividends and Distributions:
 Dividends from Net Investment Income...........     (0.09)         (0.05)        (0.01)        (0.03)       (0.02)
 Distributions from Realized Gains..............     (0.57)            --            --            --           --
  -----                                              -----
               Total Dividends and Distributions     (0.66)         (0.05)        (0.01)        (0.03)       (0.02)
                                                     -----          -----         -----         -----        -----
Net Asset Value, End of Period..................    $10.33         $10.14         $9.40         $8.15        $9.08
                                                    ======         ======         =====         =====        =====
Total Return....................................      8.58%          8.43%        15.53%        (9.93)%     (11.86)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands).......    $8,554         $5,776        $2,132          $816         $908
 Ratio of Expenses to Average Net Assets........      1.13%          1.11%         1.12%         1.11%        1.13%/(g)/
 Ratio of Gross Expenses to Average Net Assets..        --           1.13%/(h)/    1.13%/(h)/    1.12%/(h)/     --
 Ratio of Net Investment Income to Average Net
  Assets........................................      0.74%          0.44%         0.78%         0.83%        0.71%/(g)/
 Portfolio Turnover Rate........................      51.8%/(k)/     93.9%         41.7%         71.9%        59.4%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each incurred an unrealized gain of $.40 per share from November 29, 2000 through December 5, 2000.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.13 per share from February 27, 2001 through February 28, 2001.
/(k) /Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004         2003        2002      2001/(I)/
                            ----          ----         ----        ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.76         $7.16        $6.06       $7.59     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08          0.04         0.04        0.03       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.64          0.60         1.09       (1.52)     (2.61)
                            ----          ----         ----       -----      -----
 Total From Investment
            Operations      0.72          0.64         1.13       (1.49)     (2.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)        (0.04)       (0.03)      (0.04)     (0.01)
 Distributions from
  Realized Gains......     (0.04)           --           --          --         --
 -----                     -----
   Total Dividends and
         Distributions     (0.10)        (0.04)       (0.03)      (0.04)     (0.01)
                           -----         -----        -----       -----      -----
Net Asset Value, End
 of Period............     $8.38         $7.76        $7.16       $6.06      $7.59
                           =====         =====        =====       =====      =====
Total Return..........      9.24%         8.89%       18.75%     (19.78)%   (23.88)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,095        $1,325       $1,887      $1,285       $949
 Ratio of Expenses to
  Average Net Assets..      1.02%         1.01%        1.01%       1.02%      1.02%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.02%/(h)/   1.02%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.99%         0.53%        0.62%       0.51%      0.42%/(g)/
 Portfolio Turnover
  Rate................     148.8%/(k)/    76.5%        82.9%       89.4%      71.7%/(g)/

                            2005          2004         2003        2002      2001/(I)/
                            ----          ----         ----        ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $7.74         $7.15        $6.05       $7.57     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.06          0.03         0.03        0.02       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.64          0.58         1.09       (1.52)     (2.62)
                            ----          ----         ----       -----      -----
 Total From Investment
            Operations      0.70          0.61         1.12       (1.50)     (2.60)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)        (0.02)       (0.02)      (0.02)     (0.01)
 Distributions from
  Realized Gains......     (0.04)           --           --          --         --
 -----                     -----
   Total Dividends and
         Distributions     (0.10)        (0.02)       (0.02)      (0.02)     (0.01)
                           -----         -----        -----       -----      -----
Net Asset Value, End
 of Period............     $8.34         $7.74        $7.15       $6.05      $7.57
                           =====         =====        =====       =====      =====
Total Return..........      8.99%         8.58%       18.57%     (19.84)%   (24.08)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,573        $2,272       $2,169        $757       $948
 Ratio of Expenses to
  Average Net Assets..      1.20%         1.19%        1.20%       1.20%      1.20%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.20%/(h)/   1.20%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.70%         0.34%        0.41%       0.30%      0.25%/(g)/
 Portfolio Turnover
  Rate................     148.8%/(k)/    76.5%        82.9%       89.4%      71.7%/(g)/

                            2005
                            ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.63
                            ----
 Total From Investment
            Operations      0.69
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)
 Distributions from
  Realized Gains......     (0.04)
                           -----
   Total Dividends and
         Distributions     (0.10)
                           -----
Net Asset Value, End
 of Period............     $8.31
                           =====
Total Return..........      8.87%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $11
 Ratio of Expenses to
  Average Net Assets..      1.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.70%
 Portfolio Turnover
  Rate................     148.8%/(k)/

                           2005/(E)/
                           ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.15
                            ----
 Total From Investment
            Operations      0.16
   ----
Net Asset Value, End
 of Period............     $8.36
                           =====
Total Return /(c)/ ...      1.95%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $126,739
 Ratio of Expenses to
  Average Net Assets..      1.04%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.41%/(g)/
 Portfolio Turnover
  Rate................     148.8%/(k)/

                           2005/(E)/
                           ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.20
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.15
                            ----
 Total From Investment
            Operations      0.15
   ----
Net Asset Value, End
 of Period............     $8.35
                           =====
Total Return /(c)/ ...      1.83%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,617
 Ratio of Expenses to
  Average Net Assets..      1.47%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.02)%/(g)/
 Portfolio Turnover
  Rate................     148.8%/(k)/

                            2005          2004         2003        2002      2001/(J)/
                            ----          ----         ----        ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $7.67         $7.08        $6.00       $7.51      $8.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.06          0.02         0.01        0.01         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.64          0.58         1.08       (1.51)     (1.37)
                            ----          ----         ----       -----      -----
 Total From Investment
            Operations      0.70          0.60         1.09       (1.50)     (1.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)        (0.01)       (0.01)      (0.01)        --
 Distributions from
  Realized Gains......     (0.04)           --           --          --         --
 -----                     -----
   Total Dividends and
         Distributions     (0.10)        (0.01)       (0.01)      (0.01)        --
 ----                      -----         -----        -----       -----
Net Asset Value, End
 of Period............     $8.27         $7.67        $7.08       $6.00      $7.51
                           =====         =====        =====       =====      =====
Total Return /(c)/ ...      9.06%         8.45%       18.16%     (20.02)%   (15.52)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $33,926       $25,189      $15,775      $8,756     $2,572
 Ratio of Expenses to
  Average Net Assets..      1.20%         1.26%        1.44%       1.40%      1.36%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...        --          1.26%/(h)/   1.50%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.78%         0.28%        0.19%       0.12%      0.02%/(g)/
 Portfolio Turnover
  Rate................     148.8%/(k)/    76.5%        82.9%       89.4%      71.7%/(g)/

                            2005          2004         2003        2002      2001/(J)/
                            ----          ----         ----        ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.72         $7.13        $6.03       $7.55      $8.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13          0.08         0.08        0.07       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.63          0.59         1.09       (1.51)     (1.38)
                            ----          ----         ----       -----      -----
 Total From Investment
            Operations      0.76          0.67         1.17       (1.44)     (1.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)        (0.08)       (0.07)      (0.08)        --
 Distributions from
  Realized Gains......     (0.04)           --           --          --         --
 -----                     -----
   Total Dividends and
         Distributions     (0.10)        (0.08)       (0.07)      (0.08)        --
 ----                      -----         -----        -----       -----
Net Asset Value, End
 of Period............     $8.38         $7.72        $7.13       $6.03      $7.55
                           =====         =====        =====       =====      =====
Total Return..........      9.86%         9.42%       19.52%     (19.29)%   (15.07)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........        $9            $9           $8          $7         $8
 Ratio of Expenses to
  Average Net Assets..      0.45%         0.45%        0.44%       0.45%      0.45%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.45%/(h)/   0.45%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.58%         1.10%        1.21%       1.05%      0.96%/(g)/
 Portfolio Turnover
  Rate................     148.8%/(k)/    76.5%        82.9%       89.4%      71.7%/(g)/

                            2005          2004         2003        2002      2001/(I)/
                            ----          ----         ----        ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $7.78         $7.18        $6.08       $7.62     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.11          0.06         0.06        0.03       0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.63          0.60         1.09       (1.51)     (2.64)
                            ----          ----         ----       -----      -----
 Total From Investment
            Operations      0.74          0.66         1.15       (1.48)     (2.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)        (0.06)       (0.05)      (0.06)     (0.01)
 Distributions from
  Realized Gains......     (0.04)           --           --          --         --
 -----                     -----
   Total Dividends and
         Distributions     (0.10)        (0.06)       (0.05)      (0.06)     (0.01)
                           -----         -----        -----       -----      -----
Net Asset Value, End
 of Period............     $8.42         $7.78        $7.18       $6.08      $7.62
                           =====         =====        =====       =====      =====
Total Return..........      9.50%         9.21%       19.05%     (19.59)%   (23.58)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,470        $2,518       $2,930      $1,498       $952
 Ratio of Expenses to
  Average Net Assets..      0.71%         0.70%        0.70%       0.71%      0.71%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.71%/(h)/   0.71%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.28%         0.84%        0.92%       0.84%      0.66%/(g)/
 Portfolio Turnover
  Rate................     148.8%/(k)/    76.5%        82.9%       89.4%      71.7%/(g)/

                            2005          2004         2003        2002      2001/(I)/
                            ----          ----         ----        ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $7.76         $7.17        $6.07       $7.60     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08          0.05         0.05        0.05       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.65          0.59         1.09       (1.53)     (2.61)
                            ----          ----         ----       -----      -----
 Total From Investment
            Operations      0.73          0.64         1.14       (1.48)     (2.57)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)        (0.05)       (0.04)      (0.05)     (0.01)
 Distributions from
  Realized Gains......     (0.04)           --           --          --         --
 -----                     -----
   Total Dividends and
         Distributions     (0.10)        (0.05)       (0.04)      (0.05)     (0.01)
                           -----         -----        -----       -----      -----
Net Asset Value, End
 of Period............     $8.39         $7.76        $7.17       $6.07      $7.60
                           =====         =====        =====       =====      =====
Total Return..........      9.39%         8.94%       18.94%     (19.60)%   (23.78)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,834          $348         $897        $759       $950
 Ratio of Expenses to
  Average Net Assets..      0.83%         0.82%        0.82%       0.82%      0.83%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.83%/(h)/   0.83%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.94%         0.71%        0.82%       0.67%      0.61%/(g)/
 Portfolio Turnover
  Rate................     148.8%/(k)/    76.5%        82.9%       89.4%      71.7%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 28, 2000 through December 5, 2000.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.11 per share from February 27, 2001 through February 28, 2001.
/(k) /Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005           2004          2003          2002      2001/(I)/
                            ----           ----          ----          ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.25          $6.99         $6.11         $7.45     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --          (0.02)        (0.01)         0.02      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.82           0.28          0.89         (1.36)     (2.81)
                            ----           ----          ----         -----      -----
 Total From Investment
            Operations      0.82           0.26          0.88         (1.34)     (2.84)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)            --            --            --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.04)            --            --            --         --
  -----                    -----
Net Asset Value, End
 of Period............     $8.03          $7.25         $6.99         $6.11      $7.45
                           =====          =====         =====         =====      =====
Total Return..........     11.29%          3.72%        14.40%       (17.99)%   (26.06)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $32,154        $31,356       $21,390        $4,903       $745
 Ratio of Expenses to
  Average Net Assets..      1.31%          1.25%         1.32%         1.32%      1.32%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.32%/(h)/    1.32%/(h)/      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.05)%        (0.35)%       (0.21)%       (0.35)%    (0.48)%/(g)/
 Portfolio Turnover
  Rate................      66.5%/(k)/    157.8%        130.9%        182.9%     104.8%/(g)/

                            2005           2004          2003          2002      2001/(I)/
                            ----           ----          ----          ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $7.09          $6.85         $5.99         $7.43     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.02)         (0.04)        (0.02)         0.01      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.81           0.28          0.88         (1.45)     (2.82)
                            ----           ----          ----         -----      -----
 Total From Investment
            Operations      0.79           0.24          0.86         (1.44)     (2.86)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)            --            --            --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.04)            --            --            --         --
  -----                    -----
Net Asset Value, End
 of Period............     $7.84          $7.09         $6.85         $5.99      $7.43
                           =====          =====         =====         =====      =====
Total Return..........     11.10%          3.50%        14.36%       (19.38)%   (26.26)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $22,933        $20,800       $16,776        $1,858       $811
 Ratio of Expenses to
  Average Net Assets..      1.49%          1.43%         1.50%         1.50%      1.50%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.50%/(h)/    1.50%/(h)/      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.27)%        (0.52)%       (0.38)%       (0.51)%    (0.66)%/(g)/
 Portfolio Turnover
  Rate................      66.5%/(k)/    157.8%        130.9%        182.9%     104.8%/(g)/

                            2005
                            ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.86
                            ----
 Total From Investment
            Operations      0.79

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)
                           -----
   Total Dividends and
         Distributions     (0.04)
                           -----
Net Asset Value, End
 of Period............     $8.04
                           =====
Total Return..........     10.78%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $250
 Ratio of Expenses to
  Average Net Assets..      1.62%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.92)%
 Portfolio Turnover
  Rate................      66.5%/(k)/

                           2005/(E)/
                           ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $7.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.17
                            ----
 Total From Investment
            Operations      0.15
   ----
Net Asset Value, End
 of Period............     $8.08
                           =====
Total Return /(c)/ ...      1.89%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $48,782
 Ratio of Expenses to
  Average Net Assets..      1.47%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.86)%/(g)/
 Portfolio Turnover
  Rate................      66.5%/(k)/

                           2005/(E)/
                           ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..     $7.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.18
                            ----
 Total From Investment
            Operations      0.13
   ----
Net Asset Value, End
 of Period............     $8.06
                           =====
Total Return /(c)/ ...      1.64%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $14,707
 Ratio of Expenses to
  Average Net Assets..      2.39%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.79)%/(g)/
 Portfolio Turnover
  Rate................      66.5%/(k)/

                            2005           2004          2003          2002      2001/(J)/
                            ----           ----          ----          ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $6.91          $6.70         $5.89         $7.31      $8.58
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)         (0.06)        (0.05)        (0.02)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.79           0.27          0.86         (1.40)     (1.25)
                            ----           ----          ----         -----      -----
 Total From Investment
            Operations      0.75           0.21          0.81         (1.42)     (1.27)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)            --            --            --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.03)            --            --            --         --
  -----                    -----
Net Asset Value, End
 of Period............     $7.63          $6.91         $6.70         $5.89      $7.31
                           =====          =====         =====         =====      =====
Total Return /(c)/ ...     10.94%          3.13%        13.75%       (19.43)%   (15.00)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $27,706        $17,673        $9,744        $4,306     $1,050
 Ratio of Expenses to
  Average Net Assets..      1.65%          1.72%         1.89%         1.70%      1.68%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.65%          1.78%/(h)/    2.27%/(h)/      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.49)%        (0.82)%       (0.76)%       (0.73)%    (0.84)%/(g)/
 Portfolio Turnover
  Rate................      66.5%/(k)/    157.8%        130.9%        182.9%     104.8%/(g)/

                            2005           2004          2003          2002      2001/(I)/
                            ----           ----          ----          ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.28          $7.00         $6.09         $7.50     $10.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04           0.02          0.02            --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.83           0.28          0.90         (1.41)     (2.80)
                            ----           ----          ----         -----      -----
 Total From Investment
            Operations      0.87           0.30          0.92         (1.41)     (2.80)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)         (0.02)        (0.01)           --         --
  -----                    -----          -----         -----
   Total Dividends and
         Distributions     (0.04)         (0.02)        (0.01)           --         --
  -----                    -----          -----         -----
Net Asset Value, End
 of Period............     $8.11          $7.28         $7.00         $6.09      $7.50
                           =====          =====         =====         =====      =====
Total Return..........     11.98%          4.28%        15.14%       (18.80)%   (25.63)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $775,660       $625,707      $513,520      $289,691    $11,239
 Ratio of Expenses to
  Average Net Assets..      0.74%          0.68%         0.75%         0.75%      0.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           0.75%/(h)/    0.75%/(h)/      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.48%          0.23%         0.39%         0.25%     (0.01)%/(g)/
 Portfolio Turnover
  Rate................      66.5%/(k)/    157.8%        130.9%        182.9%     104.8%/(g)/

                            2005           2004          2003          2002      2001/(I)/
                            ----           ----          ----          ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $7.25          $6.96         $6.06         $7.47     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.02             --          0.01          0.01      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.82           0.29          0.89         (1.42)     (2.81)
                            ----           ----          ----         -----      -----
 Total From Investment
            Operations      0.84           0.29          0.90         (1.41)     (2.82)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)            --            --            --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.04)            --            --            --         --
  -----                    -----
Net Asset Value, End
 of Period............     $8.05          $7.25         $6.96         $6.06      $7.47
                           =====          =====         =====         =====      =====
Total Return..........     11.59%          4.18%        14.85%       (18.88)%   (25.93)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $29,758        $26,763       $23,056       $14,373       $747
 Ratio of Expenses to
  Average Net Assets..      1.00%          0.94%         1.01%         1.01%      1.01%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.01%/(h)/    1.01%/(h)/      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.23%         (0.03)%        0.13%         0.05%     (0.17)%/(g)/
 Portfolio Turnover
  Rate................      66.5%/(k)/    157.8%        130.9%        182.9%     104.8%/(g)/

                            2005           2004          2003          2002      2001/(I)/
                            ----           ----          ----          ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $7.19          $6.92         $6.04         $7.46     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01          (0.01)           --         (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.82           0.28          0.88         (1.41)     (2.81)
                            ----           ----          ----         -----      -----
 Total From Investment
            Operations      0.83           0.27          0.88         (1.42)     (2.83)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)            --            --            --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.04)            --            --            --         --
  -----                    -----
Net Asset Value, End
 of Period............     $7.98          $7.19         $6.92         $6.04      $7.46
                           =====          =====         =====         =====      =====
Total Return..........     11.54%          3.90%        14.57%       (19.03)%   (25.96)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,441         $4,064        $1,825          $778       $746
 Ratio of Expenses to
  Average Net Assets..      1.12%          1.07%         1.13%         1.12%      1.13%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.13%/(h)/    1.13%/(h)/      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.16%         (0.17)%        0.01%        (0.18)%    (0.29)%/(g)/
 Portfolio Turnover
  Rate................      66.5%/(k)/    157.8%        130.9%        182.9%     104.8%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and decreased on March 1, 2004.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.29, $.29, $.30, $.29 and $.29 per share, respectively, from November 28, 2000 through December 5, 2000.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.
/(k) /Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005           2004       2003      2002      2001/(H)/
                            ----           ----       ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.58          $7.18      $6.12     $7.41     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.02)         (0.05)     (0.04)    (0.05)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.53           0.45       1.10     (1.24)     (3.21)
                            ----           ----       ----     -----      -----
 Total From Investment
            Operations      0.51           0.40       1.06     (1.29)     (3.26)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)            --         --        --         --
 Distributions from
  Realized Gains......     (0.13)            --         --        --         --
 ------                    -----
   Total Dividends and
         Distributions     (0.15)            --         --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $7.94          $7.58      $7.18     $6.12      $7.41
                           =====          =====      =====     =====      =====
Total Return..........      6.76%          5.57%     17.32%   (17.41)%   (29.46)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $8,540         $6,532     $4,761      $613       $741
 Ratio of Expenses to
  Average Net Assets..      1.57%          1.57%      1.57%     1.57%      1.57%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.27)%        (0.66)%    (0.60)%   (0.64)%    (0.75)%/(g)/
 Portfolio Turnover
  Rate................      95.2%         124.7%     193.9%    176.7%     153.6%/(g)/

                            2005           2004       2003      2002      2001/(H)/
                            ----           ----       ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $7.54          $7.14      $6.10     $7.39     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)         (0.06)     (0.05)    (0.06)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.52           0.46       1.09     (1.23)     (3.22)
                            ----           ----       ----     -----      -----
 Total From Investment
            Operations      0.48           0.40       1.04     (1.29)     (3.28)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)            --         --        --         --
 Distributions from
  Realized Gains......     (0.13)            --         --        --         --
 ------                    -----
   Total Dividends and
         Distributions     (0.15)            --         --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $7.87          $7.54      $7.14     $6.10      $7.39
                           =====          =====      =====     =====      =====
Total Return..........      6.38%          5.60%     17.05%   (17.46)%   (29.65)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $13,504         $7,582     $1,835      $611       $741
 Ratio of Expenses to
  Average Net Assets..      1.75%          1.75%      1.75%     1.75%      1.75%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.46)%        (0.85)%    (0.74)%   (0.82)%    (0.93)%/(g)/
 Portfolio Turnover
  Rate................      95.2%         124.7%     193.9%    176.7%     153.6%/(g)/

                            2005
                            ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.76
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.57
                            ----
 Total From Investment
            Operations      0.50

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)
 Distributions from
  Realized Gains......     (0.13)
                           -----
   Total Dividends and
         Distributions     (0.15)
                           -----
Net Asset Value, End
 of Period............     $8.11
                           =====
Total Return .........      6.44%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $164
 Ratio of Expenses to
  Average Net Assets..      1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.84)%
 Portfolio Turnover
  Rate................      95.2%

                           2005/(E)/
                           ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.11
                            ----
 Total From Investment
            Operations      0.09
   ----
Net Asset Value, End
 of Period............     $8.15
                           =====
Total Return /(c)/ ...      1.12%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $141
 Ratio of Expenses to
  Average Net Assets
  /(j)/ ..............      1.70%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.80)%/(g)/
 Portfolio Turnover
  Rate................      95.2%

                            2005           2004       2003      2002      2001/(I)/
                            ----           ----       ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $7.38          $7.00      $5.99     $7.27      $8.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)         (0.06)     (0.06)    (0.21)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.51           0.44       1.07     (1.07)     (1.08)
                            ----           ----       ----     -----      -----
 Total From Investment
            Operations      0.48           0.38       1.01     (1.28)     (1.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)            --         --        --         --
 Distributions from
  Realized Gains......     (0.13)            --         --        --         --
 ------                    -----
   Total Dividends and
         Distributions     (0.15)            --         --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $7.71          $7.38      $7.00     $5.99      $7.27
                           =====          =====      =====     =====      =====
Total Return /(c)/ ...      6.52%          5.43%     16.86%   (17.61)%   (13.76)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $10,661         $7,723     $4,234    $2,425       $688
 Ratio of Expenses to
  Average Net Assets..      1.75%          1.79%      1.95%     1.95%      1.93%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.00%          2.10%      2.97%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.45)%        (0.88)%    (0.93)%   (1.01)%    (1.15)%/(g)/
 Portfolio Turnover
  Rate................      95.2%         124.7%     193.9%    176.7%     153.6%/(g)/

                            2005           2004       2003      2002      2001/(H)/
                            ----           ----       ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.76          $7.30      $6.19     $7.44     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01          (0.01)        --        --      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.56           0.47       1.11     (1.25)     (3.21)
                            ----           ----       ----     -----      -----
 Total From Investment
            Operations      0.57           0.46       1.11     (1.25)     (3.23)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)            --         --        --         --
 Distributions from
  Realized Gains......     (0.13)            --         --        --         --
 ------                    -----
   Total Dividends and
         Distributions     (0.16)            --         --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $8.17          $7.76      $7.30     $6.19      $7.44
                           =====          =====      =====     =====      =====
Total Return..........      7.31%          6.30%     17.93%   (16.80)%   (29.18)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $715,195       $170,809    $56,784    $3,266     $3,193
 Ratio of Expenses to
  Average Net Assets..      1.00%          1.00%      1.00%     1.00%      1.00%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.12%         (0.10)%    (0.05)%   (0.07)%    (0.23)%/(g)/
 Portfolio Turnover
  Rate................      95.2%         124.7%     193.9%    176.7%     153.6%/(g)/

                            2005           2004       2003      2002      2001/(H)/
                            ----           ----       ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $7.67          $7.25      $6.15     $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --          (0.03)     (0.01)    (0.01)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54           0.45       1.11     (1.26)     (3.22)
                            ----           ----       ----     -----      -----
 Total From Investment
            Operations      0.54           0.42       1.10     (1.27)     (3.25)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)            --         --        --         --
 Distributions from
  Realized Gains......     (0.13)            --         --        --         --
 ------                    -----
   Total Dividends and
         Distributions     (0.16)            --         --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $8.05          $7.67      $7.25     $6.15      $7.42
                           =====          =====      =====     =====      =====
Total Return..........      6.97%          5.79%     17.89%   (17.12)%   (29.37)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $20,415        $15,288       $974      $843       $743
 Ratio of Expenses to
  Average Net Assets..      1.26%          1.26%      1.26%     1.26%      1.26%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.05%         (0.39)%    (0.23)%   (0.33)%    (0.44)%/(g)/
 Portfolio Turnover
  Rate................      95.2%         124.7%     193.9%    176.7%     153.6%/(g)/

                            2005           2004       2003      2002      2001/(H)/
                            ----           ----       ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $7.64          $7.22      $6.14     $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.02)         (0.04)     (0.02)    (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55           0.46       1.10     (1.25)     (3.21)
                            ----           ----       ----     -----      -----
 Total From Investment
            Operations      0.53           0.42       1.08     (1.28)     (3.25)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)            --         --        --         --
 Distributions from
  Realized Gains......     (0.13)            --         --        --         --
 ------                    -----
   Total Dividends and
         Distributions     (0.15)            --         --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $8.02          $7.64      $7.22     $6.14      $7.42
                           =====          =====      =====     =====      =====
Total Return..........      6.99%          5.82%     17.59%   (17.25)%   (29.37)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $15,970         $1,940       $723      $615       $742
 Ratio of Expenses to
  Average Net Assets..      1.38%          1.38%      1.38%     1.37%      1.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.24)%        (0.48)%    (0.35)%   (0.44)%    (0.56)%/(g)/
 Portfolio Turnover
  Rate................      95.2%         124.7%     193.9%    176.7%     153.6%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional and Preferred classes of shares each recognized $.01 of net investment income per share from November 30, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.67, $.67, $.66, $.66 and $.67 per share, respectively, during the initial interim period.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
/(j) /Reflects Manager's contractual expense limit.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                                                     2005             2004          2003          2002        2001/(I)/
                                                     ----             ----          ----          ----        ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS PREFERRED SHARES
-------------------------
Net Asset Value, Beginning of Period.........      $12.92           $11.64         $9.57        $10.41       $10.40
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/        0.13             0.11          0.13         (0.01)        0.09
 Net Realized and Unrealized Gain (Loss) on
  Investments................................        0.95             1.27          1.98         (0.79)       (0.05)
                                                     ----             ----          ----         -----        -----
             Total From Investment Operations        1.08             1.38          2.11          0.80)        0.04
Less Dividends and Distributions:
 Dividends from Net Investment Income........       (0.17)           (0.10)        (0.04)           --        (0.03)
 Distributions from Realized Gains...........       (0.10)              --            --         (0.04)          --
  -------                                           -----                                        -----
            Total Dividends and Distributions       (0.27)           (0.10)        (0.04)        (0.04)       (0.03)
                                                    -----            -----         -----         -----        -----
Net Asset Value, End of Period...............      $13.73           $12.92        $11.64         $9.57       $10.41
                                                   ======           ======        ======         =====       ======
Total Return.................................        8.44%           11.95%        22.16%        (7.73)%       1.92%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....     $58,191          $34,752       $12,058        $2,797       $1,043
 Ratio of Expenses to Average Net Assets.....        1.35%            1.36%         1.34%         1.37%        1.37%/(g)/
 Ratio of Gross Expenses to Average Net
  Assets.....................................          --             1.37%/(h)/    1.37%/(h)/    1.37%/(h)/     --
 Ratio of Net Investment Income to Average
  Net Assets.................................        0.97%            0.90%         1.21%         0.99%        1.03%/(g)/
 Portfolio Turnover Rate.....................        28.1%/(k)/       26.4%         16.2%          7.8%        19.5%/(g)/

                                                     2005             2004          2003          2002        2001/(I)/
                                                     ----             ----          ----          ----        ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value, Beginning of Period.........      $12.59           $11.35         $9.33        $10.40       $10.40
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/        0.11             0.09          0.11         (0.02)        0.08
 Net Realized and Unrealized Gain (Loss) on
  Investments................................        0.92             1.24          1.94         (1.01)       (0.05)
                                                     ----             ----          ----         -----        -----
             Total From Investment Operations        1.03             1.33          2.05         (1.03)        0.03
Less Dividends and Distributions:
 Dividends from Net Investment Income........       (0.17)           (0.09)        (0.03)           --        (0.03)
 Distributions from Realized Gains...........       (0.10)              --            --         (0.04)          --
  -------                                           -----                                        -----
            Total Dividends and Distributions       (0.27)           (0.09)        (0.03)        (0.04)       (0.03)
                                                    -----            -----         -----         -----        -----
Net Asset Value, End of Period...............      $13.35           $12.59        $11.35         $9.33       $10.40
                                                   ======           ======        ======         =====       ======
Total Return.................................        8.24%           11.73%        21.99%        (9.96)%       1.82%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....     $43,523          $33,241       $12,287        $4,013       $1,041
 Ratio of Expenses to Average Net Assets.....        1.53%            1.54%         1.52%         1.55%        1.55%/(g)/
 Ratio of Gross Expenses to Average Net
  Assets.....................................          --             1.55%/(h)/    1.55%/(h)/    1.55%/(h)/     --
 Ratio of Net Investment Income to Average
  Net Assets.................................        0.81%            0.72%         1.03%         0.90%        0.85%/(g)/
 Portfolio Turnover Rate.....................        28.1%/(k)/       26.4%         16.2%          7.8%        19.5%/(g)/

                                                     2005
                                                     ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS SIGNATURE SHARES
-------------------------
Net Asset Value, Beginning of Period.........      $12.69
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(b)/        0.06
 Net Realized and Unrealized Gain (Loss) on
  Investments................................        0.93
                                                     ----
             Total From Investment Operations        0.99
Less Dividends and Distributions:
 Dividends from Net Investment Income........       (0.17)
 Distributions from Realized Gains...........       (0.10)
                                                    -----
            Total Dividends and Distributions       (0.27)
                                                    -----
Net Asset Value, End of Period...............      $13.41
                                                   ======
Total Return.................................        7.85%
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....        $383
 Ratio of Expenses to Average Net Assets.....        1.66%
 Ratio of Net Investment Income to Average
  Net Assets.................................        0.43%
 Portfolio Turnover Rate.....................        28.1%/(k)/

                                                    2005/(E)/
                                                    ----
PARTNERS LARGECAP VALUE FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value, Beginning of Period.........      $13.59
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(b)/        0.02
 Net Realized and Unrealized Gain (Loss) on
  Investments................................       (0.10)
                                                    -----
             Total From Investment Operations       (0.08)
     ----
Net Asset Value, End of Period...............      $13.51
                                                   ======
Total Return /(c)/ ..........................       (0.59)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....     $53,806
 Ratio of Expenses to Average Net Assets.....        1.49%/(g)/
 Ratio of Net Investment Income to Average
  Net Assets.................................        0.47%/(g)/
 Portfolio Turnover Rate.....................        28.1%/(k)/

                                                    2005/(E)/
                                                    ----
PARTNERS LARGECAP VALUE FUND
----------------------------
CLASS B SHARES
--------------
Net Asset Value, Beginning of Period.........      $13.59
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(b)/       (0.02)
 Net Realized and Unrealized Gain (Loss) on
  Investments................................       (0.10)
                                                    -----
             Total From Investment Operations       (0.12)
     ----
Net Asset Value, End of Period...............      $13.47
                                                   ======
Total Return /(c)/ ..........................       (0.88)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....     $20,509
 Ratio of Expenses to Average Net Assets.....        2.28%/(g)/
 Ratio of Net Investment Income to Average
  Net Assets.................................       (0.33)%/(g)/
 Portfolio Turnover Rate.....................        28.1%/(k)/

                                                     2005             2004          2003          2002        2001/(J)/
                                                     ----             ----          ----          ----        ----
PARTNERS LARGECAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value, Beginning of Period.........      $12.58           $11.34         $9.33        $10.42       $10.82
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/        0.10             0.08          0.08          0.02         0.01
 Net Realized and Unrealized Gain (Loss) on
  Investments................................        0.93             1.23          1.94         (1.07)       (0.41)
                                                     ----             ----          ----         -----        -----
             Total From Investment Operations        1.03             1.31          2.02         (1.05)       (0.40)
Less Dividends and Distributions:
 Dividends from Net Investment Income........       (0.17)           (0.07)        (0.01)           --           --
 Distributions from Realized Gains...........       (0.10)              --            --         (0.04)          --
  -------                                           -----                                        -----
            Total Dividends and Distributions       (0.27)           (0.07)        (0.01)        (0.04)          --
  ----                                              -----            -----         -----         -----
Net Asset Value, End of Period...............      $13.34           $12.58        $11.34         $9.33       $10.42
                                                   ======           ======        ======         =====       ======
Total Return /(c)/ ..........................        8.25%           11.56%        21.64%       (10.13)%      (3.43)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....     $69,104          $41,043       $16,843        $5,816         $708
 Ratio of Expenses to Average Net Assets.....        1.54%            1.63%         1.75%         1.75%        1.72%/(g)/
 Ratio of Gross Expenses to Average Net
  Assets /(d)/...............................          --             1.64%/(h)/    2.01%/(h)/    1.75%/(h)/     --
 Ratio of Net Investment Income to Average
  Net Assets.................................        0.78%            0.64%         0.79%         0.68%        0.52%/(g)/
 Portfolio Turnover Rate.....................        28.1%/(k)/       26.4%         16.2%          7.8%        19.5%/(g)/

                                                     2005             2004          2003          2002        2001/(I)/
                                                     ----             ----          ----          ----        ----
PARTNERS LARGECAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value, Beginning of Period.........      $12.67           $11.42         $9.39        $10.45       $10.41
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/        0.21             0.18          0.18          0.11         0.04
 Net Realized and Unrealized Gain (Loss) on
  Investments................................        0.94             1.24          1.95         (1.07)        0.03
                                                     ----             ----          ----         -----         ----
             Total From Investment Operations        1.15             1.42          2.13         (0.96)        0.07
Less Dividends and Distributions:
 Dividends from Net Investment Income........       (0.18)           (0.17)        (0.10)        (0.06)       (0.03)
 Distributions from Realized Gains...........       (0.10)              --            --         (0.04)          --
  -------                                           -----                                        -----
            Total Dividends and Distributions       (0.28)           (0.17)        (0.10)        (0.10)       (0.03)
                                                    -----            -----         -----         -----        -----
Net Asset Value, End of Period...............      $13.54           $12.67        $11.42         $9.39       $10.45
                                                   ======           ======        ======         =====       ======
Total Return.................................        9.14%           12.56%        22.86%        (9.32)%       2.21%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....  $1,397,435       $1,170,226      $964,633      $441,889      $23,921
 Ratio of Expenses to Average Net Assets.....        0.78%            0.78%         0.77%         0.80%        0.80%/(g)/
 Ratio of Gross Expenses to Average Net
  Assets.....................................          --             0.80%/(h)/    0.80%/(h)/    0.80%/(h)/     --
 Ratio of Net Investment Income to Average
  Net Assets.................................        1.58%            1.50%         1.79%         1.59%        1.33%/(g)/
 Portfolio Turnover Rate.....................        28.1%/(k)/       26.4%         16.2%          7.8%        19.5%/(g)/

                                                     2005             2004          2003          2002        2001/(I)/
                                                     ----             ----          ----          ----        ----
PARTNERS LARGECAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value, Beginning of Period.........      $12.68           $11.43         $9.40        $10.44       $10.40
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/        0.17             0.15          0.16            --         0.12
 Net Realized and Unrealized Gain (Loss) on
  Investments................................        0.94             1.24          1.94         (0.97)       (0.05)
                                                     ----             ----          ----         -----        -----
             Total From Investment Operations        1.11             1.39          2.10         (0.97)        0.07
Less Dividends and Distributions:
 Dividends from Net Investment Income........       (0.18)           (0.14)        (0.07)        (0.03)       (0.03)
 Distributions from Realized Gains...........       (0.10)              --            --         (0.04)          --
  -------                                           -----                                        -----
            Total Dividends and Distributions       (0.28)           (0.14)        (0.07)        (0.07)       (0.03)
                                                    -----            -----         -----         -----        -----
Net Asset Value, End of Period...............      $13.51           $12.68        $11.43         $9.40       $10.44
                                                   ======           ======        ======         =====       ======
Total Return.................................        8.79%           12.26%        22.52%        (9.37)%       2.12%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....     $67,032          $45,729       $25,399       $10,021       $1,045
 Ratio of Expenses to Average Net Assets.....        1.04%            1.04%         1.03%         1.06%        1.06%/(g)/
 Ratio of Gross Expenses to Average Net
  Assets.....................................          --             1.06%/(h)/    1.06%/(h)/    1.06%/(h)/     --
 Ratio of Net Investment Income to Average
  Net Assets.................................        1.29%            1.23%         1.53%         1.44%        1.34%/(g)/
 Portfolio Turnover Rate.....................        28.1%/(k)/       26.4%         16.2%          7.8%        19.5%/(g)/

                                                     2005             2004          2003          2002        2001/(I)/
                                                     ----             ----          ----          ----        ----
PARTNERS LARGECAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value, Beginning of Period.........      $12.64           $11.39         $9.38        $10.43       $10.40
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/        0.15             0.12          0.15          0.12         0.11
 Net Realized and Unrealized Gain (Loss) on
  Investments................................        0.95             1.26          1.92         (1.11)       (0.05)
                                                     ----             ----          ----         -----        -----
             Total From Investment Operations        1.10             1.38          2.07         (0.99)        0.06
Less Dividends and Distributions:
 Dividends from Net Investment Income........       (0.18)           (0.13)        (0.06)        (0.02)       (0.03)
 Distributions from Realized Gains...........       (0.10)              --            --         (0.04)          --
  -------                                           -----                                        -----
            Total Dividends and Distributions       (0.28)           (0.13)        (0.06)        (0.06)       (0.03)
                                                    -----            -----         -----         -----        -----
Net Asset Value, End of Period...............      $13.46           $12.64        $11.39         $9.38       $10.43
                                                   ======           ======        ======         =====       ======
Total Return.................................        8.73%           12.17%        22.21%        (9.59)%       2.12%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....     $23,754          $13,694          $992          $979       $1,044
 Ratio of Expenses to Average Net Assets.....        1.16%            1.17%         1.15%         1.17%        1.18%/(g)/
 Ratio of Gross Expenses to Average Net
  Assets.....................................          --             1.18%/(h)/    1.18%/(h)/    1.17%/(h)/     --
 Ratio of Net Investment Income to Average
  Net Assets.................................        1.14%            0.98%         1.42%         1.22%        1.22%/(g)/
 Portfolio Turnover Rate.....................        28.1%/(k)/       26.4%         16.2%          7.8%        19.5%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.39, $.39, $.40, $.39 and $.39 per share, respectively, from November 27, 2000 through December 5, 2000.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.
/(k) /Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004        2003        2002      2001/(I)/
                            ----          ----        ----        ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.66         $7.45       $5.30       $6.51     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.10)        (0.09)      (0.09)      (0.05)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.43          0.30        2.24       (1.16)     (4.58)
                            ----          ----        ----       -----      -----
 Total From Investment
            Operations      1.33          0.21        2.15       (1.21)     (4.58)
                            ----          ----        ----       -----      -----
Net Asset Value, End
 of Period............     $8.99         $7.66       $7.45       $5.30      $6.51
                           =====         =====       =====       =====      =====
Total Return..........     17.36%         2.82%      40.57%     (18.59)%   (40.49)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $17,158       $13,413      $4,371      $1,296       $815
 Ratio of Expenses to
  Average Net Assets..      1.57%         1.47%       1.56%       1.57%      1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.57%/(h)/  1.57%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.19)%       (1.17)%     (1.33)%     (1.35)%    (1.33)%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(k)/   163.7%      163.3%      225.6%     347.3%/(g)/

                            2005          2004        2003        2002      2001/(I)/
                            ----          ----        ----        ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $7.49         $7.30       $5.21       $6.50     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.11)        (0.10)      (0.09)      (0.10)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.40          0.29        2.18       (1.19)     (4.58)
                            ----          ----        ----       -----      -----
 Total From Investment
            Operations      1.29          0.19        2.09       (1.29)     (4.59)
                            ----          ----        ----       -----      -----
Net Asset Value, End
 of Period............     $8.78         $7.49       $7.30       $5.21      $6.50
                           =====         =====       =====       =====      =====
Total Return..........     17.22%         2.60%      40.12%     (19.85)%   (40.53)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $9,866        $6,991      $2,461        $653       $814
 Ratio of Expenses to
  Average Net Assets..      1.75%         1.65%       1.74%       1.75%      1.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.75%/(h)/  1.75%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.37)%       (1.35)%     (1.52)%     (1.53)%    (1.51)%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(k)/   163.7%      163.3%      225.6%     347.3%/(g)/

                            2005
                            ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.44
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.13)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.41
                            ----
 Total From Investment
            Operations      1.28
                            ----
Net Asset Value, End
 of Period............     $8.72
                           =====
Total Return..........     17.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $156
 Ratio of Expenses to
  Average Net Assets..      1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.60)%
 Portfolio Turnover
  Rate................     185.7%/(k)/

                           2005/(E)/
                           ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.41
                            ----
 Total From Investment
            Operations      0.37
    ---
Net Asset Value, End
 of Period............     $8.77
                           =====
Total Return /(c)/ ...      4.40%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $25,628
 Ratio of Expenses to
  Average Net Assets
  /(l)/ ..............      1.75%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.40)%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(k)/

                           2005/(E)/
                           ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.41
                            ----
 Total From Investment
            Operations      0.35
    ---
Net Asset Value, End
 of Period............     $8.75
                           =====
Total Return /(c)/ ...      4.17%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $10,436
 Ratio of Expenses to
  Average Net Assets
  /(l)/ ..............      2.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (2.14)%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(k)/

                            2005          2004        2003        2002      2001/(J)/
                            ----          ----        ----        ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $7.20         $7.03       $5.03       $6.28      $8.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.12)        (0.12)      (0.10)      (0.09)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.35          0.29        2.10       (1.16)     (2.03)
                            ----          ----        ----       -----      -----
 Total From Investment
            Operations      1.23          0.17        2.00       (1.25)     (1.99)
                            ----          ----        ----       -----      -----
Net Asset Value, End
 of Period............     $8.43         $7.20       $7.03       $5.03      $6.28
                           =====         =====       =====       =====      =====
Total Return /(c)/ ...     17.08%         2.42%      39.76%     (19.90)%   (24.43)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $22,011       $15,436      $9,625      $2,648       $663
 Ratio of Expenses to
  Average Net Assets..      1.89%         1.92%       1.95%       1.95%      1.90%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.89%         2.02%/(h)/  2.72%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.51)%       (1.63)%     (1.73)%     (1.72)%    (1.66)%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(k)/   163.7%      163.3%      225.6%     347.3%/(g)/

                            2005          2004        2003        2002      2001/(J)/
                            ----          ----        ----        ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.45         $7.20       $5.10       $6.31      $8.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)        (0.04)      (0.04)      (0.05)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.41          0.29        2.14       (1.16)     (2.00)
                            ----          ----        ----       -----      -----
 Total From Investment
            Operations      1.35          0.25        2.10       (1.21)     (1.96)
                            ----          ----        ----       -----      -----
Net Asset Value, End
 of Period............     $8.80         $7.45       $7.20       $5.10      $6.31
                           =====         =====       =====       =====      =====
Total Return..........     18.12%         3.47%      41.18%     (19.18)%   (24.07)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $275,439            $9          $8          $6         $7
 Ratio of Expenses to
  Average Net Assets..      1.00%         0.89%       0.99%       1.00%      1.00%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.00%/(h)/  1.00%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.65)%       (0.60)%     (0.76)%     (0.78)%    (0.77)%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(k)/   163.7%      163.3%      225.6%     347.3%/(g)/

                            2005          2004        2003        2002      2001/(I)/
                            ----          ----        ----        ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $7.67         $7.43       $5.26       $6.52     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.07)        (0.07)      (0.07)      (0.03)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.44          0.31        2.24       (1.23)     (4.52)
                            ----          ----        ----       -----      -----
 Total From Investment
            Operations      1.37          0.24        2.17       (1.26)     (4.57)
                            ----          ----        ----       -----      -----
Net Asset Value, End
 of Period............     $9.04         $7.67       $7.43       $5.26      $6.52
                           =====         =====       =====       =====      =====
Total Return..........     17.86%         3.23%      41.25%     (19.33)%   (40.40)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $10,711        $8,533      $7,384      $1,155       $815
 Ratio of Expenses to
  Average Net Assets..      1.26%         1.15%       1.24%       1.26%      1.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.26%/(h)/  1.26%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.88)%       (0.86)%     (1.03)%     (1.04)%    (1.00)%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(k)/   163.7%      163.3%      225.6%     347.3%/(g)/

                            2005          2004        2003        2002      2001/(I)/
                            ----          ----        ----        ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $7.61         $7.38       $5.25       $6.52     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.09)        (0.08)      (0.07)      (0.07)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.43          0.31        2.20       (1.20)     (4.58)
                            ----          ----        ----       -----      -----
 Total From Investment
            Operations      1.34          0.23        2.13       (1.27)     (4.57)
                            ----          ----        ----       -----      -----
Net Asset Value, End
 of Period............     $8.95         $7.61       $7.38       $5.25      $6.52
                           =====         =====       =====       =====      =====
Total Return..........     17.61%         3.12%      40.57%     (19.48)%   (40.40)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $226          $124        $408        $657       $816
 Ratio of Expenses to
  Average Net Assets..      1.38%         1.24%       1.37%       1.37%      1.38%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.38%/(h)/  1.38%/(h)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.01)%       (0.99)%     (1.14)%     (1.15)%    (1.14)%/(g)/
 Portfolio Turnover
  Rate................     185.7%        163.7%      163.3%      225.6%     347.3%/(g)/


See accompanying notes.


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 29, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $1.09, $1.09, $1.08 and $1.09 per share, respectively, during the initial interim period.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.24 per share from February 27, 2001 through February 28, 2001.
/(k) /Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.
/(l) /Reflects Manager's contractual expense limit.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004/(F)/
                            ----          ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.16         $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.10)         (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.74          (0.04)
                            ----          -----
 Total From Investment
            Operations      1.64          (0.08)
                            ----          -----
Net Asset Value, End
 of Period............    $11.80         $10.16
                          ======         ======
Total Return..........     16.14%         (0.78)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,206           $735
 Ratio of Expenses to
  Average Net Assets..      1.57%          1.44%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.57%/(e)(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.88)%        (0.86)%/(e)/
 Portfolio Turnover
  Rate................      84.5%          91.1%/(e)/

                            2005          2004/(F)/
                            ----          ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.15         $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.12)         (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.74          (0.04)
                            ----          -----
 Total From Investment
            Operations      1.62          (0.09)
                            ----          -----
Net Asset Value, End
 of Period............    $11.77         $10.15
                          ======         ======
Total Return..........     15.96%         (0.88)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $522           $241
 Ratio of Expenses to
  Average Net Assets..      1.75%          1.72%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.75%/(e)(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.05)%        (1.22)%/(e)/
 Portfolio Turnover
  Rate................      84.5%          91.1%/(e)/

                            2005
                            ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.13)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.74
                            ----
 Total From Investment
            Operations      1.61
                            ----
Net Asset Value, End
 of Period............    $11.80
                          ======
Total Return..........     15.80%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $130
 Ratio of Expenses to
  Average Net Assets..      1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.09)%
 Portfolio Turnover
  Rate................      84.5%

                           2005/(C)/
                           ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.44
                            ----
 Total From Investment
            Operations      0.40
   ----
Net Asset Value, End
 of Period............    $11.87
                          ======
Total Return /(b)/ ...      3.49%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $365
 Ratio of Expenses to
  Average Net Assets
  /(h)/ ..............      1.75%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.90)%/(e)/
 Portfolio Turnover
  Rate................      84.5%

                            2005          2004/(F)/
                            ----          ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.18         $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)         (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.75           0.22
                            ----           ----
 Total From Investment
            Operations      1.72           0.18
                            ----           ----
Net Asset Value, End
 of Period............    $11.90         $10.18
                          ======         ======
Total Return..........     16.90%          1.80%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $250,351       $128,884
 Ratio of Expenses to
  Average Net Assets..      1.00%          0.98%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.00%/(e)(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.30)%        (0.49)%/(e)/
 Portfolio Turnover
  Rate................      84.5%          91.1%/(e)/

                            2005          2004/(F)/
                            ----          ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.17         $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)         (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.76          (0.04)
                            ----          -----
 Total From Investment
            Operations      1.70          (0.07)
                            ----          -----
Net Asset Value, End
 of Period............    $11.87         $10.17
                          ======         ======
Total Return..........     16.72%         (0.68)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,016           $161
 Ratio of Expenses to
  Average Net Assets..      1.26%          1.23%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.26%/(e)(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.56)%        (0.67)%/(e)/
 Portfolio Turnover
  Rate................      84.5%          91.1%/(e)/

                            2005          2004/(F)/
                            ----          ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.17         $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.08)         (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.74          (0.03)
                            ----          -----
 Total From Investment
            Operations      1.66          (0.07)
                            ----          -----
Net Asset Value, End
 of Period............    $11.83         $10.17
                          ======         ======
Total Return..........     16.32%         (0.68)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $314            $10
 Ratio of Expenses to
  Average Net Assets..      1.38%          1.35%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.38%/(e)(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.70)%        (0.86)%/(e)/
 Portfolio Turnover
  Rate................      84.5%          91.1%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------


/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(g) /Expense ratio without commission rebates.
/(h) /Reflects Manager's contractual expense limit.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005           2004         2003         2002     2001/(I)/
                            ----           ----         ----         ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $13.84         $12.03        $9.39        $9.38    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.05)         (0.05)       (0.05)       (0.03)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.12           2.02         2.69         0.04     (0.75)
                            ----           ----         ----         ----     -----
 Total From Investment
            Operations      2.07           1.97         2.64         0.01     (0.75)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --             --           --           --     (0.01)
 Distributions from
  Realized Gains......     (0.98)         (0.16)          --           --        --
 -----                     -----          -----
   Total Dividends and
         Distributions     (0.98)         (0.16)          --           --     (0.01)
  ----                     -----          -----                               -----
Net Asset Value, End
 of Period............    $14.93         $13.84       $12.03        $9.39     $9.38
                          ======         ======       ======        =====     =====
Total Return..........     15.44%         16.53%       28.12%        0.11%    (6.77)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $19,278         $6,176       $3,305       $1,449      $940
 Ratio of Expenses to
  Average Net Assets..      1.57%          1.54%        1.55%        1.57%     1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.57%/(h)/   1.57%/(h)/     --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.34)%        (0.37)%      (0.46)%      (0.45)%   (0.12)%/(g)/
 Portfolio Turnover
  Rate................      87.9%          49.9%        49.7%        80.0%    224.9%/(g)/

                            2005           2004         2003         2002     2001/(I)/
                            ----           ----         ----         ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $13.57         $11.82        $9.24        $9.37    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.07)         (0.07)       (0.07)       (0.05)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.08           1.98         2.65        (0.08)    (0.75)
                            ----           ----         ----        -----     -----
 Total From Investment
            Operations      2.01           1.91         2.58        (0.13)    (0.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --             --           --           --     (0.01)
 Distributions from
  Realized Gains......     (0.98)         (0.16)          --           --        --
 -----                     -----          -----
   Total Dividends and
         Distributions     (0.98)         (0.16)          --           --     (0.01)
  ----                     -----          -----                               -----
Net Asset Value, End
 of Period............    $14.60         $13.57       $11.82        $9.24     $9.37
                          ======         ======       ======        =====     =====
Total Return..........     15.29%         16.31%       27.92%       (1.39)%   (6.87)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $19,167         $5,874       $2,962       $1,177      $989
 Ratio of Expenses to
  Average Net Assets..      1.75%          1.72%        1.73%        1.75%     1.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.75%/(h)/   1.75%/(h)/     --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.52)%        (0.54)%      (0.67)%      (0.64)%   (0.30)%/(g)/
 Portfolio Turnover
  Rate................      87.9%          49.9%        49.7%        80.0%    224.9%/(g)/

                            2005
                            ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $13.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.12)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.16
                            ----
 Total From Investment
            Operations      2.04
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.98)
                           -----
   Total Dividends and
         Distributions     (0.98)
                           -----
Net Asset Value, End
 of Period............    $14.99
                          ======
Total Return..........     15.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $145
 Ratio of Expenses to
  Average Net Assets..      1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.78)%
 Portfolio Turnover
  Rate................      87.9%

                           2005/(E)/
                           ----
PARTNERS MIDCAP VALUE FUND
--------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $14.86
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.25
                            ----
 Total From Investment
            Operations      0.22
   ----
Net Asset Value, End
 of Period............    $15.08
                          ======
Total Return /(c)/ ...      1.48%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,196
 Ratio of Expenses to
  Average Net Assets
  /(k)/ ..............      1.75%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.62)%/(g)/
 Portfolio Turnover
  Rate................      87.9%/(g)/

                           2005/(E)/
                           ----
PARTNERS MIDCAP VALUE FUND
--------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $14.86
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26
                            ----
 Total From Investment
            Operations      0.19
   ----
Net Asset Value, End
 of Period............    $15.05
                          ======
Total Return /(c)/ ...      1.28%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $427
 Ratio of Expenses to
  Average Net Assets
  /(k)/ ..............      2.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.29)%/(g)/
 Portfolio Turnover
  Rate................      87.9%/(g)/

                            2005           2004         2003         2002     2001/(J)/
                            ----           ----         ----         ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $13.46         $11.75        $9.21        $9.35    $10.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.09)         (0.10)       (0.09)       (0.04)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.07           1.97         2.63        (0.10)    (0.83)
                            ----           ----         ----        -----     -----
 Total From Investment
            Operations      1.98           1.87         2.54        (0.14)    (0.85)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.98)         (0.16)          --           --        --
 -----                     -----          -----
   Total Dividends and
         Distributions     (0.98)         (0.16)          --           --        --
 -----                     -----          -----
Net Asset Value, End
 of Period............    $14.46         $13.46       $11.75        $9.21     $9.35
                          ======         ======       ======        =====     =====
Total Return /(c)/ ...     15.19%         16.06%       27.58%       (1.50)%   (8.15)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $75,737        $32,930      $12,295       $4,573      $891
 Ratio of Expenses to
  Average Net Assets..      1.85%          1.93%        1.94%        1.95%     1.92%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.85%          1.96%/(h)/   2.49%/(h)/     --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.61)%        (0.77)%      (0.89)%      (0.94)%   (0.48)%/(g)/
 Portfolio Turnover
  Rate................      87.9%          49.9%        49.7%        80.0%    224.9%/(g)/

                            2005           2004         2003         2002     2001/(I)/
                            ----           ----         ----         ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $13.92         $12.04        $9.34        $9.43    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.03           0.02         0.01        (0.02)     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.15           2.03         2.69        (0.04)    (0.73)
                            ----           ----         ----        -----     -----
 Total From Investment
            Operations      2.18           2.05         2.70        (0.06)    (0.70)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --          (0.01)          --        (0.01)    (0.01)
 Distributions from
  Realized Gains......     (0.98)         (0.16)          --           --        --
                                                          --           --        --
 Tax Return of Capital
  Distribution........        --             --           --        (0.02)       --
 ------
   Total Dividends and
         Distributions     (0.98)         (0.17)          --        (0.03)    (0.01)
  ----                     -----          -----                     -----     -----
Net Asset Value, End
 of Period............    $15.12         $13.92       $12.04        $9.34     $9.43
                          ======         ======       ======        =====     =====
Total Return..........     16.18%         17.15%       28.91%       (0.67)%   (6.28)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $390,104       $215,174      $78,679      $21,210    $2,956
 Ratio of Expenses to
  Average Net Assets..      1.00%          0.97%        0.98%        1.00%     1.00%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.00%/(h)/   1.00%/(h)/     --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.23%          0.19%        0.07%          --      0.44%/(g)/
 Portfolio Turnover
  Rate................      87.9%          49.9%        49.7%        80.0%    224.9%/(g)/

                            2005           2004         2003         2002     2001/(I)/
                            ----           ----         ----         ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $13.83         $11.98        $9.33        $9.41    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --          (0.01)       (0.02)       (0.02)     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.12           2.02         2.67        (0.06)    (0.74)
                            ----           ----         ----        -----     -----
 Total From Investment
            Operations      2.12           2.01         2.65        (0.08)    (0.72)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --             --           --           --     (0.01)
 Distributions from
  Realized Gains......     (0.98)         (0.16)          --           --        --
 -----                     -----          -----
   Total Dividends and
         Distributions     (0.98)         (0.16)          --           --     (0.01)
  ----                     -----          -----                               -----
Net Asset Value, End
 of Period............    $14.97         $13.83       $11.98        $9.33     $9.41
                          ======         ======       ======        =====     =====
Total Return..........     15.83%         16.93%       28.40%       (0.83)%   (6.48)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $20,643         $5,440       $3,154       $1,485      $942
 Ratio of Expenses to
  Average Net Assets..      1.26%          1.23%        1.24%        1.26%     1.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.26%/(h)/   1.26%/(h)/     --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.02)%        (0.05)%      (0.18)%      (0.16)%    0.19%/(g)/
 Portfolio Turnover
  Rate................      87.9%          49.9%        49.7%        80.0%    224.9%/(g)/

                            2005           2004         2003         2002     2001/(I)/
                            ----           ----         ----         ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $13.77         $11.95        $9.31        $9.40    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.02)         (0.01)       (0.03)       (0.02)     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.11           1.99         2.67        (0.07)    (0.74)
                            ----           ----         ----        -----     -----
 Total From Investment
            Operations      2.09           1.98         2.64        (0.09)    (0.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --             --           --           --     (0.01)
 Distributions from
  Realized Gains......     (0.98)         (0.16)          --           --        --
 -----                     -----          -----
   Total Dividends and
         Distributions     (0.98)         (0.16)          --           --     (0.01)
  ----                     -----          -----                               -----
Net Asset Value, End
 of Period............    $14.88         $13.77       $11.95        $9.31     $9.40
                          ======         ======       ======        =====     =====
Total Return..........     15.67%         16.72%       28.36%       (0.96)%   (6.58)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $11,180           $945       $1,565         $932      $941
 Ratio of Expenses to
  Average Net Assets..      1.38%          1.35%        1.36%        1.37%     1.38%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.38%/(h)/   1.38%/(h)/     --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.15)%        (0.11)%      (0.29)%      (0.24)%    0.07%/(g)/
 Portfolio Turnover
  Rate................      87.9%          49.9%        49.7%        80.0%    224.9%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional shares recognized $.01 of net investment income per share from November 28, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.14, $.14, $.13, $.14 and $.14 per share, respectively, during the initial interim period.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.
/(k) /Reflects Manager's contractual expense limit.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005           2004          2003        2002        2001/(I)/
                            ----           ----          ----        ----        ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.93          $7.78         $5.68       $6.25       $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.11)         (0.10)        (0.07)         --        (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.06           0.29          2.17       (0.57)       (4.53)
                            ----           ----          ----       -----        -----
 Total From Investment
            Operations      0.95           0.19          2.10       (0.57)       (4.60)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.22)         (0.04)           --          --           --
 ------
   Total Dividends and
         Distributions     (0.22)         (0.04)           --          --           --
 ------                    -----          -----
Net Asset Value, End
 of Period............     $8.66          $7.93         $7.78       $5.68        $6.25
                           =====          =====         =====       =====        =====
Total Return..........     12.07%          2.50%        36.97%      (9.12)%     (41.23)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $10,969         $7,430        $3,480      $1,419         $626
 Ratio of Expenses to
  Average Net Assets..      1.57%          1.53%         1.52%       1.56%        1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.57%/(h)/    1.57%/(h)/  1.57%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.30)%        (1.23)%       (1.14)%     (1.30)%      (1.19)%/(g)/
 Portfolio Turnover
  Rate................      53.4%/(k)/     69.4%        115.9%      120.1%       159.8%/(g)/

                            2005           2004          2003        2002        2001/(I)/
                            ----           ----          ----        ----        ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $7.81          $7.67         $5.66       $6.24       $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.12)         (0.11)        (0.10)      (0.09)       (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.04           0.29          2.11       (0.49)       (4.53)
                            ----           ----          ----       -----        -----
 Total From Investment
            Operations      0.92           0.18          2.01       (0.58)       (4.61)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.22)         (0.04)           --          --           --
 ------                    -----          -----
   Total Dividends and
         Distributions     (0.22)         (0.04)           --          --           --
 ------                    -----          -----
Net Asset Value, End
 of Period............     $8.51          $7.81         $7.67       $5.66        $6.24
                           =====          =====         =====       =====        =====
Total Return..........     11.87%          2.41%        35.51%      (9.29)%     (41.32)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $10,398         $7,045        $2,162        $567         $625
 Ratio of Expenses to
  Average Net Assets..      1.75%          1.71%         1.72%       1.74%        1.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.75%/(h)/    1.75%/(h)/  1.75%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.47)%        (1.42)%       (1.39)%     (1.47)%      (1.37)%/(g)/
 Portfolio Turnover
  Rate................      53.4%/(k)/     69.4%        115.9%      120.1%       159.8%/(g)/

                            2005
                            ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $8.10
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.14)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.07
                            ----
 Total From Investment
            Operations      0.93
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.22)
                           -----
   Total Dividends and
         Distributions     (0.22)
                           -----
Net Asset Value, End
 of Period............     $8.81
                           =====
Total Return..........     11.57%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $57
 Ratio of Expenses to
  Average Net Assets..      1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.61)%
 Portfolio Turnover
  Rate................      53.4%/(k)/

                           2005/(E)/
                           ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.18
                            ----
 Total From Investment
            Operations      0.13
   ----
Net Asset Value, End
 of Period............     $8.85
                           =====
Total Return /(c)/ ...      1.49%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $13,137
 Ratio of Expenses to
  Average Net Assets
  /(l)/ ..............      1.95%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.68)%/(g)/
 Portfolio Turnover
  Rate................      53.4%/(k)/

                           2005/(E)/
                           ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.19
                            ----
 Total From Investment
            Operations      0.11
   ----
Net Asset Value, End
 of Period............     $8.83
                           =====
Total Return /(c)/ ...      1.26%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $6,720
 Ratio of Expenses to
  Average Net Assets
  /(l)/ ..............      2.70%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (2.43)%/(g)/
 Portfolio Turnover
  Rate................      53.4%/(k)/

                            2005           2004          2003        2002        2001/(J)/
                            ----           ----          ----        ----        ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $7.54          $7.44         $5.47       $6.04        $7.75
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.14)         (0.13)        (0.10)      (0.04)       (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.01           0.27          2.07       (0.53)       (1.67)
                            ----           ----          ----       -----        -----
 Total From Investment
            Operations      0.87           0.14          1.97       (0.57)       (1.71)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.22)         (0.04)           --          --           --
 ------                    -----          -----
   Total Dividends and
         Distributions     (0.22)         (0.04)           --          --           --
 ------                    -----          -----
Net Asset Value, End
 of Period............     $8.19          $7.54         $7.44       $5.47        $6.04
                           =====          =====         =====       =====        =====
Total Return /(c)/ ...     11.63%          1.94%        36.01%      (9.44)%     (22.56)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $9,483         $6,025        $3,303      $1,099         $301
 Ratio of Expenses to
  Average Net Assets..      2.05%          2.05%         2.03%       1.93%        1.92%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.14%          2.30%/(h)/    3.66%/(h)/  1.95%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.78)%        (1.75)%       (1.64)%     (1.64)%      (1.60)%/(g)/
 Portfolio Turnover
  Rate................      53.4%/(k)/     69.4%        115.9%      120.1%       159.8%/(g)/

                            2005           2004          2003        2002        2001/(I)/
                            ----           ----          ----        ----        ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $8.08          $7.88         $5.72       $6.27       $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)         (0.05)        (0.04)      (0.12)       (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.08           0.29          2.20       (0.43)       (4.54)
                            ----           ----          ----       -----        -----
 Total From Investment
            Operations      1.02           0.24          2.16       (0.55)       (4.58)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.22)         (0.04)           --          --           --
 ------                    -----          -----
   Total Dividends and
         Distributions     (0.22)         (0.04)           --          --           --
 ------                    -----          -----
Net Asset Value, End
 of Period............     $8.88          $8.08         $7.88       $5.72        $6.27
                           =====          =====         =====       =====        =====
Total Return..........     12.73%          3.11%        37.76%      (8.77)%     (41.04)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $387,864       $264,397      $162,128      $7,077       $1,166
 Ratio of Expenses to
  Average Net Assets..      1.00%          0.96%         0.95%       0.99%        1.00%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.00%/(h)/    1.00%/(h)/  1.00%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.72)%        (0.66)%       (0.57)%     (0.70)%      (0.48)%/(g)/
 Portfolio Turnover
  Rate................      53.4%/(k)/     69.4%        115.9%      120.1%       159.8%/(g)/

                            2005           2004          2003        2002        2001/(I)/
                            ----           ----          ----        ----        ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $8.01          $7.83         $5.71       $6.27       $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.08)         (0.07)        (0.06)      (0.04)       (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.07           0.29          2.18       (0.52)       (4.52)
                            ----           ----          ----       -----        -----
 Total From Investment
            Operations      0.99           0.22          2.12       (0.56)       (4.58)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.22)         (0.04)           --          --           --
 ------                    -----          -----
   Total Dividends and
         Distributions     (0.22)         (0.04)           --          --           --
 ------                    -----          -----
Net Asset Value, End
 of Period............     $8.78          $8.01         $7.83       $5.71        $6.27
                           =====          =====         =====       =====        =====
Total Return..........     12.46%          2.87%        37.13%      (8.93)%     (41.04)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $10,930         $8,356        $1,799        $692         $628
 Ratio of Expenses to
  Average Net Assets..      1.26%          1.22%         1.21%       1.25%        1.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.26%/(h)/    1.26%/(h)/  1.26%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.99)%        (0.93)%       (0.83)%     (0.98)%      (0.88)%/(g)/
 Portfolio Turnover
  Rate................      53.4%/(k)/     69.4%        115.9%      120.1%       159.8%/(g)/

                            2005           2004          2003        2002        2001/(I)/
                            ----           ----          ----        ----        ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $7.96          $7.78         $5.70       $6.26       $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.09)         (0.08)        (0.09)      (0.07)       (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.05           0.30          2.17       (0.49)       (4.53)
                            ----           ----          ----       -----        -----
 Total From Investment
            Operations      0.96           0.22          2.08       (0.56)       (4.59)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.22)         (0.04)           --          --           --
 ------                    -----          -----
   Total Dividends and
         Distributions     (0.22)         (0.04)           --          --           --
 ------                    -----          -----
Net Asset Value, End
 of Period............     $8.70          $7.96         $7.78       $5.70        $6.26
                           =====          =====         =====       =====        =====
Total Return..........     12.15%          2.89%        36.49%      (8.95)%     (41.13)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,739         $1,652           $87        $571         $627
 Ratio of Expenses to
  Average Net Assets..      1.38%          1.34%         1.31%       1.36%        1.38%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --           1.38%/(h)/    1.38%/(h)/  1.37%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.11)%        (1.06)%       (0.84)%     (1.09)%      (1.00)%/(g)/
 Portfolio Turnover
  Rate................      53.4%/(k)/     69.4%        115.9%      120.1%       159.8%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.84 per share from November 29, 2000 through December 5, 2000.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.22 per share from February 27, 2001 through February 28, 2001.
/(k) /Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.
/(l) /Reflects Manager's contractual expense limit.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004/(H)/
                            ----          ----
PREFERRED SECURITIES FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.31         $10.80
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.56           0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.39)          0.25
                           -----           ----
 Total From Investment
            Operations      0.17           0.51

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.94)            --
   ----                    -----
   Total Dividends and
         Distributions     (0.94)            --
   ----                    -----
Net Asset Value, End
 of Period............    $10.54         $11.31
                          ======         ======
Total Return..........      1.49%          4.72%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $10            $10
 Ratio of Expenses to
  Average Net Assets..      1.32%          1.32%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.10%          5.55%/(g)/
 Portfolio Turnover
  Rate................      17.8%          14.0%/(g)/

                            2005          2004/(H)/
                            ----          ----
PREFERRED SECURITIES FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $11.30         $10.80
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.54           0.25
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.40)          0.25
                           -----           ----
 Total From Investment
            Operations      0.14           0.50

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.92)            --
   ----                    -----
   Total Dividends and
         Distributions     (0.92)            --
   ----                    -----
Net Asset Value, End
 of Period............    $10.52         $11.30
                          ======         ======
Total Return..........      1.25%          4.63%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $15            $10
 Ratio of Expenses to
  Average Net Assets..      1.50%          1.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.96%          5.36%/(g)/
 Portfolio Turnover
  Rate................      17.8%          14.0%/(g)/

                            2005
                            ----
PREFERRED SECURITIES FUND
-------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.39)
                           -----
 Total From Investment
            Operations      0.13

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.91)
                           -----
   Total Dividends and
         Distributions     (0.91)
                           -----
Net Asset Value, End
 of Period............    $10.56
                          ======
Total Return..........      1.14%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........        $9
 Ratio of Expenses to
  Average Net Assets..      1.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.78%
 Portfolio Turnover
  Rate................      17.8%

                           2005/(E)/
                           ----
PREFERRED SECURITIES FUND
-------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.26)
                           -----
 Total From Investment
            Operations     (0.07)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.27)
                           -----
   Total Dividends and
         Distributions     (0.27)
                           -----
Net Asset Value, End
 of Period............    $10.60
                          ======
Total Return /(b)/ ...     (0.66)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,174
 Ratio of Expenses to
  Average Net Assets
  /(k)/ ..............      1.35%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.07%/(g)/
 Portfolio Turnover
  Rate................      17.8%

                            2005          2004/(I)/
                            ----          ----
PREFERRED SECURITIES FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.25         $11.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.52           0.48
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.38)         (0.27)
                           -----          -----
 Total From Investment
            Operations      0.14           0.21

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.91)            --
   ----                    -----
   Total Dividends and
         Distributions     (0.91)            --
   ----                    -----
Net Asset Value, End
 of Period............    $10.48         $11.25
                          ======         ======
Total Return /(b)/ ...      1.27%          1.90%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $24,037        $16,472
 Ratio of Expenses to
  Average Net Assets..      1.60%          1.59%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.63%          2.13%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.84%          5.13%/(g)/
 Portfolio Turnover
  Rate................      17.8%          14.0%/(g)/

                            2005           2004          2003     2002/(J)/
                            ----           ----          ----     ----
PREFERRED SECURITIES FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.34         $11.21        $10.30    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............      0.62           0.65          0.61      0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.39)         (0.07)         0.40      0.06
                           -----          -----          ----      ----
 Total From Investment
            Operations      0.23           0.58          1.01      0.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.99)         (0.45)        (0.10)       --
  ----                     -----          -----         -----
   Total Dividends and
         Distributions     (0.99)         (0.45)        (0.10)       --
  ----                     -----          -----         -----
Net Asset Value, End
 of Period............    $10.58         $11.34        $11.21    $10.30
                          ======         ======        ======    ======
Total Return..........      2.07%          5.32%         9.84%     3.00%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $330,862       $202,386      $121,828   $12,849
 Ratio of Expenses to
  Average Net Assets..      0.75%          0.75%         0.75%     0.75%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.68%          5.83%         5.68%     7.04%/(g)/
 Portfolio Turnover
  Rate................      17.8%          14.0%         31.1%     11.3%/(g)/

                            2005          2004/(H)/
                            ----          ----
PREFERRED SECURITIES FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $11.32         $10.80
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.59           0.27
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.38)          0.25
                           -----           ----
 Total From Investment
            Operations      0.21           0.52

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.97)            --
   ----                    -----
   Total Dividends and
         Distributions     (0.97)            --
   ----                    -----
Net Asset Value, End
 of Period............    $10.56         $11.32
                          ======         ======
Total Return..........      1.84%          4.81%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $10            $11
 Ratio of Expenses to
  Average Net Assets..      1.01%          1.01%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.43%          5.86%/(g)/
 Portfolio Turnover
  Rate................      17.8%          14.0%/(g)/

                            2005          2004/(H)/
                            ----          ----
PREFERRED SECURITIES FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $11.32         $10.80
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.58           0.27
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.39)          0.25
                           -----           ----
 Total From Investment
            Operations      0.19           0.52

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.96)            --
   ----                    -----
   Total Dividends and
         Distributions     (0.96)            --
   ----                    -----
Net Asset Value, End
 of Period............    $10.55         $11.32
                          ======         ======
Total Return..........      1.65%          4.81%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $10            $11
 Ratio of Expenses to
  Average Net Assets..      1.13%          1.13%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.28%          5.73%/(g)/
 Portfolio Turnover
  Rate................      17.8%          14.0%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(i) /Period from December 29, 2003, date operations commenced, through October
  31, 2004.
/(j) /Period from May 1, 2002, date operations commenced, through October 31,
  2002.
/(k) /Reflects Manager's contractual expense limit.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004       2003      2002     2001/(I)/
                            ----          ----       ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.56        $10.59      $9.36     $9.83    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.28          0.11       0.09     (0.04)     0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54          0.97       1.24     (0.33)    (0.35)
                            ----          ----       ----     -----     -----
 Total From Investment
            Operations      0.82          1.08       1.33     (0.37)    (0.17)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)        (0.11)     (0.10)    (0.10)       --
 Distributions from
  Realized Gains......     (0.10)           --         --        --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.34)        (0.11)     (0.10)    (0.10)       --
 ----                      -----         -----      -----     -----
Net Asset Value, End
 of Period............    $12.04        $11.56     $10.59     $9.36     $9.83
                          ======        ======     ======     =====     =====
Total Return..........      7.23%        10.29%     14.39%    (3.81)%   (1.70)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $20,694       $10,270     $3,674    $2,462       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.69%         0.69%      0.69%     0.69%     0.69%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.32%         1.02%      0.96%     2.22%     2.71%/(h)/
 Portfolio Turnover
  Rate................      10.2%         34.3%      47.8%     17.6%      2.2%/(h)/

                            2005          2004       2003      2002     2001/(I)/
                            ----          ----       ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $11.55        $10.58      $9.35     $9.82    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.26          0.09       0.04      0.19      0.17
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.53          0.97       1.28     (0.58)    (0.35)
                            ----          ----       ----     -----     -----
 Total From Investment
            Operations      0.79          1.06       1.32     (0.39)    (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)        (0.09)     (0.09)    (0.08)       --
 Distributions from
  Realized Gains......     (0.10)           --         --        --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.34)        (0.09)     (0.09)    (0.08)       --
 ----                      -----         -----      -----     -----
Net Asset Value, End
 of Period............    $12.00        $11.55     $10.58     $9.35     $9.82
                          ======        ======     ======     =====     =====
Total Return..........      6.95%        10.10%     14.20%    (3.98)%   (1.80)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,112        $8,554     $1,683       $11       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.87%         0.87%      0.87%     0.87%     0.87%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.17%         0.80%      0.35%     2.50%     2.52%/(h)/
 Portfolio Turnover
  Rate................      10.2%         34.3%      47.8%     17.6%      2.2%/(h)/

                            2005
                            ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.62
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.55
                            ----
 Total From Investment
            Operations      0.77
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)
 Distributions from
  Realized Gains......     (0.10)
                           -----
   Total Dividends and
         Distributions     (0.34)
                           -----
Net Asset Value, End
 of Period............    $12.05
                          ======
Total Return..........      6.72%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,343
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      1.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.82%
 Portfolio Turnover
  Rate................      10.2%

                           2005/(F)/
                           ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.02
                            ----
 Total From Investment
            Operations      0.07
                            ----
Net Asset Value, End
 of Period............    $12.11
                          ======
Total Return /(d)/ ...      0.58%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,070
 Ratio of Expenses to
  Average Net Assets
  /(b)// (k)// / .....      1.30%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.27%/(h)/
 Portfolio Turnover
  Rate................      10.2%

                            2005          2004       2003      2002     2001/(J)/
                            ----          ----       ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.59        $10.60      $9.36     $9.83    $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.29          0.13       0.04      0.10      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.53          0.95       1.26     (0.51)    (0.26)
                            ----          ----       ----     -----     -----
 Total From Investment
            Operations      0.82          1.08       1.30     (0.41)    (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)        (0.09)     (0.06)    (0.06)       --
 Distributions from
  Realized Gains......     (0.10)           --         --        --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.34)        (0.09)     (0.06)    (0.06)       --
 ----                      -----         -----      -----     -----
Net Asset Value, End
 of Period............    $12.07        $11.59     $10.60     $9.36     $9.83
                          ======        ======     ======     =====     =====
Total Return /(d)/ ...      7.20%        10.21%     13.92%    (4.16)%   (2.09)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $106,539       $59,805    $27,052    $5,071      $488
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.73%         0.78%      1.05%     1.05%     1.05%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(e)/ ..............        --          0.78%      1.05%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.46%         1.16%      0.39%     1.79%     1.22%/(h)/
 Portfolio Turnover
  Rate................      10.2%         34.3%      47.8%     17.6%      2.2%/(h)/

                            2005          2004       2003      2002     2001/(I)/
                            ----          ----       ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.61        $10.63      $9.40     $9.87    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.36          0.20       0.14      0.20      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.53          0.95       1.25     (0.51)    (0.21)
                            ----          ----       ----     -----     -----
 Total From Investment
            Operations      0.89          1.15       1.39     (0.31)    (0.13)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.25)        (0.17)     (0.16)    (0.16)       --
 Distributions from
  Realized Gains......     (0.10)           --         --        --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.35)        (0.17)     (0.16)    (0.16)       --
 ----                      -----         -----      -----     -----
Net Asset Value, End
 of Period............    $12.15        $11.61     $10.63     $9.40     $9.87
                          ======        ======     ======     =====     =====
Total Return..........      7.78%        10.97%     15.00%    (3.25)%   (1.30)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $408,886      $226,885   $112,143   $35,188    $4,339
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%         0.12%      0.12%     0.12%     0.12%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.05%         1.80%      1.41%     2.84%     3.44%/(h)/
 Portfolio Turnover
  Rate................      10.2%         34.3%      47.8%     17.6%      2.2%/(h)/

                            2005          2004       2003      2002     2001/(I)/
                            ----          ----       ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $11.58        $10.61      $9.38     $9.85    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.31          0.14       0.11     (0.03)     0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.54          0.98       1.25     (0.31)    (0.35)
                            ----          ----       ----     -----     -----
 Total From Investment
            Operations      0.85          1.12       1.36     (0.34)    (0.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)        (0.15)     (0.13)    (0.13)       --
 Distributions from
  Realized Gains......     (0.10)           --         --        --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.34)        (0.15)     (0.13)    (0.13)       --
 ----                      -----         -----      -----     -----
Net Asset Value, End
 of Period............    $12.09        $11.58     $10.61     $9.38     $9.85
                          ======        ======     ======     =====     =====
Total Return..........      7.51%        10.61%     14.73%    (3.50)%   (1.50)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $21,733        $5,551     $1,224      $334       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.38%         0.38%      0.38%     0.38%     0.38%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.69%         1.22%      1.14%     2.93%     3.02%/(h)/
 Portfolio Turnover
  Rate................      10.2%         34.3%      47.8%     17.6%      2.2%/(h)/

                            2005          2004       2003      2002     2001/(I)/
                            ----          ----       ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $11.57        $10.60      $9.37     $9.84    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.25          0.10       0.12      0.28      0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.59          1.00       1.23     (0.63)    (0.35)
                            ----          ----       ----     -----     -----
 Total From Investment
            Operations      0.84          1.10       1.35     (0.35)    (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)        (0.13)     (0.12)    (0.12)       --
 Distributions from
  Realized Gains......     (0.10)           --         --        --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.34)        (0.13)     (0.12)    (0.12)       --
 ----                      -----         -----      -----     -----
Net Asset Value, End
 of Period............    $12.07        $11.57     $10.60     $9.37     $9.84
                          ======        ======     ======     =====     =====
Total Return..........      7.41%        10.49%     14.60%    (3.63)%   (1.60)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $11,896        $1,501        $11        $9        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.50%         0.50%      0.50%     0.50%     0.50%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.19%         0.89%      1.18%     2.89%     2.88%/(h)/
 Portfolio Turnover
  Rate................      10.2%         34.3%      47.8%     17.6%      2.2%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(f) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(j) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(k) /Reflects Manager's contractual expense limit.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005           2004       2003      2002     2001/(I)/
                            ----           ----       ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.46         $10.52      $9.11     $9.69    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.22           0.11       0.07     (0.02)     0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.86           0.96       1.42     (0.48)    (0.45)
                            ----           ----       ----     -----     -----
 Total From Investment
            Operations      1.08           1.07       1.49     (0.50)    (0.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.23)         (0.13)     (0.08)    (0.08)       --
 Distributions from
  Realized Gains......     (0.09)            --         --        --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.32)         (0.13)     (0.08)    (0.08)       --
 ----                      -----          -----      -----     -----
Net Asset Value, End
 of Period............    $12.22         $11.46     $10.52     $9.11     $9.69
                          ======         ======     ======     =====     =====
Total Return..........      9.55%         10.24%     16.52%    (5.22)%   (3.10)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $33,721        $12,657     $4,106    $1,917       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.69%          0.69%      0.69%     0.69%     0.69%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.82%          0.95%      0.75%     1.76%     2.14%/(h)/
 Portfolio Turnover
  Rate................       5.5%          27.0%      41.1%     12.3%      4.0%/(h)/

                            2005           2004       2003      2002     2001/(I)/
                            ----           ----       ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $11.44         $10.50      $9.10     $9.68    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.21           0.06       0.03      0.01      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.85           0.99       1.44     (0.53)    (0.45)
                            ----           ----       ----     -----     -----
 Total From Investment
            Operations      1.06           1.05       1.47     (0.52)    (0.32)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.23)         (0.11)     (0.07)    (0.06)       --
 Distributions from
  Realized Gains......     (0.09)            --         --        --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.32)         (0.11)     (0.07)    (0.06)       --
 ----                      -----          -----      -----     -----
Net Asset Value, End
 of Period............    $12.18         $11.44     $10.50     $9.10     $9.68
                          ======         ======     ======     =====     =====
Total Return..........      9.37%         10.06%     16.22%    (5.40)%   (3.20)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $35,959        $12,193     $1,986       $69        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.87%          0.87%      0.87%     0.87%     0.87%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.77%          0.51%      0.29%     1.76%     1.94%/(h)/
 Portfolio Turnover
  Rate................       5.5%          27.0%      41.1%     12.3%      4.0%/(h)/

                            2005
                            ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.92
                            ----
 Total From Investment
            Operations      1.04
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.23)
 Distributions from
  Realized Gains......     (0.09)
                           -----
   Total Dividends and
         Distributions     (0.32)
                           -----
Net Asset Value, End
 of Period............    $12.23
                          ======
Total Return..........      9.12%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,799
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      1.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.03%
 Portfolio Turnover
  Rate................       5.5%

                           2005/(F)/
                           ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.13
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.12
                            ----
 Total From Investment
            Operations      0.15
   ----
Net Asset Value, End
 of Period............    $12.28
                          ======
Total Return /(d)/ ...      1.24%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,655
 Ratio of Expenses to
  Average Net Assets
  /(b)// (k)// / .....      1.40%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.75%/(h)/
 Portfolio Turnover
  Rate................       5.5%

                           2005/(F)/
                           ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.13
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.11
                            ----
 Total From Investment
            Operations      0.11
   ----
Net Asset Value, End
 of Period............    $12.24
                          ======
Total Return /(d)/ ...      0.91%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $979
 Ratio of Expenses to
  Average Net Assets
  /(b)// (k)// / .....      2.15%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.04)%/(h)/
 Portfolio Turnover
  Rate................       5.5%

                            2005           2004       2003      2002     2001/(J)/
                            ----           ----       ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.48         $10.53      $9.11     $9.69    $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.24           0.11       0.03      0.09      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.84           0.95       1.43     (0.63)    (0.36)
                            ----           ----       ----     -----     -----
 Total From Investment
            Operations      1.08           1.06       1.46     (0.54)    (0.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.23)         (0.11)     (0.04)    (0.04)       --
 Distributions from
  Realized Gains......     (0.09)            --         --        --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.32)         (0.11)     (0.04)    (0.04)       --
 ----                      -----          -----      -----     -----
Net Asset Value, End
 of Period............    $12.24         $11.48     $10.53     $9.11     $9.69
                          ======         ======     ======     =====     =====
Total Return /(d)/ ...      9.52%         10.10%     16.09%    (5.56)%   (3.29)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $187,253        $97,035    $45,114    $8,645    $1,153
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.73%          0.78%      1.01%     1.05%     1.05%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(e)/ ..............        --           0.78%      1.01%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.02%          1.01%      0.31%     1.46%     1.93%/(h)/
 Portfolio Turnover
  Rate................       5.5%          27.0%      41.1%     12.3%      4.0%/(h)/

                            2005           2004       2003      2002     2001/(I)/
                            ----           ----       ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.49         $10.55      $9.14     $9.72    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.31           0.18       0.12      0.19      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.85           0.95       1.42     (0.63)    (0.32)
                            ----           ----       ----     -----     -----
 Total From Investment
            Operations      1.16           1.13       1.54     (0.44)    (0.28)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)         (0.19)     (0.13)    (0.14)       --
 Distributions from
  Realized Gains......     (0.09)            --         --        --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.33)         (0.19)     (0.13)    (0.14)       --
 ----                      -----          -----      -----     -----
Net Asset Value, End
 of Period............    $12.32         $11.49     $10.55     $9.14     $9.72
                          ======         ======     ======     =====     =====
Total Return..........     10.20%         10.85%     17.14%    (4.67)%   (2.80)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $668,863       $322,168   $145,767   $42,265    $2,820
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%          0.12%      0.12%     0.12%     0.12%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.59%          1.63%      1.25%     2.34%     2.81%/(h)/
 Portfolio Turnover
  Rate................       5.5%          27.0%      41.1%     12.3%      4.0%/(h)/

                            2005           2004       2003      2002     2001/(I)/
                            ----           ----       ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $11.47         $10.53      $9.13     $9.71    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.26           0.16       0.09     (0.02)     0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.87           0.94       1.42     (0.45)    (0.45)
                            ----           ----       ----     -----     -----
 Total From Investment
            Operations      1.13           1.10       1.51     (0.47)    (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)         (0.16)     (0.11)    (0.11)       --
 Distributions from
  Realized Gains......     (0.09)            --         --        --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.33)         (0.16)     (0.11)    (0.11)       --
 ----                      -----          -----      -----     -----
Net Asset Value, End
 of Period............    $12.27         $11.47     $10.53     $9.13     $9.71
                          ======         ======     ======     =====     =====
Total Return..........      9.92%         10.58%     16.73%    (4.91)%   (2.90)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $37,539         $8,498     $2,804      $721       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.38%          0.38%      0.38%     0.38%     0.38%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.15%          1.41%      0.97%     2.27%     2.44%/(h)/
 Portfolio Turnover
  Rate................       5.5%          27.0%      41.1%     12.3%      4.0%/(h)/

                            2005           2004       2003      2002     2001/(I)/
                            ----           ----       ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $11.46         $10.53      $9.12     $9.70    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.19           0.06       0.10      0.24      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.92           1.02       1.41     (0.72)    (0.45)
                            ----           ----       ----     -----     -----
 Total From Investment
            Operations      1.11           1.08       1.51     (0.48)    (0.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)         (0.15)     (0.10)    (0.10)       --
 Distributions from
  Realized Gains......     (0.09)            --         --        --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.33)         (0.15)     (0.10)    (0.10)       --
 ----                      -----          -----      -----     -----
Net Asset Value, End
 of Period............    $12.24         $11.46     $10.53     $9.12     $9.70
                          ======         ======     ======     =====     =====
Total Return..........      9.75%         10.35%     16.73%    (5.04)%   (3.00)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $18,811         $1,529        $11        $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.50%          0.50%      0.50%     0.50%     0.50%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.48%          0.54%      1.02%     2.50%     2.31%/(h)/
 Portfolio Turnover
  Rate................       5.5%          27.0%      41.1%     12.3%      4.0%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(f) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(j) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(k) /Reflects Manager's contractual expense limit.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005           2004       2003         2002     2001/(K)/
                            ----           ----       ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.18         $10.22      $8.74        $9.49    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.14           0.08       0.04           --      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.03           0.97       1.49        (0.66)    (0.62)
                            ----           ----       ----        -----     -----
 Total From Investment
            Operations      1.17           1.05       1.53        (0.66)    (0.51)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.21)         (0.09)     (0.05)       (0.09)       --
 Distributions from
  Realized Gains......     (0.08)            --         --           --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.29)         (0.09)     (0.05)       (0.09)       --
 ----                      -----          -----      -----        -----
Net Asset Value, End
 of Period............    $12.06         $11.18     $10.22        $8.74     $9.49
                          ======         ======     ======        =====     =====
Total Return..........     10.59%         10.33%     17.61%       (7.09)%   (5.10)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $27,967         $6,081     $1,781         $646       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.69%          0.69%      0.69%        0.69%     0.69%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.21%          0.70%      0.43%        1.35%     1.65%/(h)/
 Portfolio Turnover
  Rate................       4.8%          30.7%      52.4%/(i)/   19.9%     60.2%/(h)/

                            2005           2004       2003         2002     2001/(K)/
                            ----           ----       ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $11.15         $10.19      $8.73        $9.48    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.15           0.05      (0.01)        0.11      0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.00           0.98       1.51        (0.79)    (0.62)
                            ----           ----       ----        -----     -----
 Total From Investment
            Operations      1.15           1.03       1.50        (0.68)    (0.52)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.21)         (0.07)     (0.04)       (0.07)       --
 Distributions from
  Realized Gains......     (0.08)            --         --           --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.29)         (0.07)     (0.04)       (0.07)       --
 ----                      -----          -----      -----        -----
Net Asset Value, End
 of Period............    $12.01         $11.15     $10.19        $8.73     $9.48
                          ======         ======     ======        =====     =====
Total Return..........     10.42%         10.16%     17.20%       (7.26)%   (5.20)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $30,522        $10,544     $2,905          $12        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.87%          0.87%      0.87%        0.87%     0.87%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.29%          0.45%     (0.07)%       1.64%     1.45%/(h)/
 Portfolio Turnover
  Rate................       4.8%          30.7%      52.4%/(i)/   19.9%     60.2%/(h)/

                            2005
                            ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.08
                            ----
 Total From Investment
            Operations      1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.20)
 Distributions from
  Realized Gains......     (0.08)
                           -----
   Total Dividends and
         Distributions     (0.28)
                           -----
Net Asset Value, End
 of Period............    $12.03
                          ======
Total Return..........     10.19%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,366
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      1.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.37%
 Portfolio Turnover
  Rate................       4.8%

                           2005/(F)/
                           ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.18
                            ----
 Total From Investment
            Operations      0.19
  ----
Net Asset Value, End
 of Period............    $12.07
                          ======
Total Return /(d)/ ...      1.60%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,564
 Ratio of Expenses to
  Average Net Assets
  /(b) //(m)// / .....      1.40%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.14%/(h)/
 Portfolio Turnover
  Rate................       4.8%

                           2005/(F)/
                           ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.19
                            ----
 Total From Investment
            Operations      0.16
  ----
Net Asset Value, End
 of Period............    $12.04
                          ======
Total Return /(d)/ ...      1.35%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $789
 Ratio of Expenses to
  Average Net Assets
  /(b) //(m)/.........      2.15%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.68)%/(h)/
 Portfolio Turnover
  Rate................       4.8%

                            2005           2004       2003         2002     2001/(L)/
                            ----           ----       ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.18         $10.21      $8.74        $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.19           0.08      (0.01)        0.07      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.98           0.96       1.49        (0.78)    (0.52)
                            ----           ----       ----        -----     -----
 Total From Investment
            Operations      1.17           1.04       1.48        (0.71)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.21)         (0.07)     (0.01)       (0.05)       --
 Distributions from
  Realized Gains......     (0.08)            --         --           --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.29)         (0.07)     (0.01)       (0.05)       --
 ----                      -----          -----      -----        -----
Net Asset Value, End
 of Period............    $12.06         $11.18     $10.21        $8.74     $9.50
                          ======         ======     ======        =====     =====
Total Return /(d)/ ...     10.57%         10.18%     16.91%       (7.52)%   (5.00)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $157,396        $95,677    $55,252       $7,610      $839
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.79%          0.87%      1.09%        1.05%     1.05%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(e)/ ..............        --           0.87%      1.09%          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.59%          0.75%     (0.06)%       0.96%     1.39%/(h)/
 Portfolio Turnover
  Rate................       4.8%          30.7%      52.4%/(i)/   19.9%     60.2%/(h)/

                            2005           2004       2003         2002     2001/(K)/
                            ----           ----       ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.17         $10.21      $8.77        $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.26           0.15       0.09         0.17      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.98           0.96       1.48        (0.79)    (0.50)
                            ----           ----       ----        -----     -----
 Total From Investment
            Operations      1.24           1.11       1.57        (0.62)    (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.21)         (0.15)     (0.13)       (0.14)       --
 Distributions from
  Realized Gains......     (0.08)            --         --           --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.29)         (0.15)     (0.13)       (0.14)       --
 ----                      -----          -----      -----        -----
Net Asset Value, End
 of Period............    $12.12         $11.17     $10.21        $8.77     $9.53
                          ======         ======     ======        =====     =====
Total Return..........     11.29%         10.98%     18.16%       (6.63)%   (4.70)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $525,906       $282,813   $147,968      $31,841    $3,816
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%          0.12%      0.12%        0.12%     0.12%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.19%          1.42%      0.97%        1.91%     2.29%/(h)/
 Portfolio Turnover
  Rate................       4.8%          30.7%      52.4%/(i)/   19.9%     60.2%/(h)/

                            2005           2004       2003         2002     2001/(K)/
                            ----           ----       ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $11.18         $10.21      $8.75        $9.51    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.20           0.13       0.06         0.02      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.01           0.96       1.48        (0.66)    (0.62)
                            ----           ----       ----        -----     -----
 Total From Investment
            Operations      1.21           1.09       1.54        (0.64)    (0.49)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.21)         (0.12)     (0.08)       (0.12)       --
 Distributions from
  Realized Gains......     (0.08)            --         --           --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.29)         (0.12)     (0.08)       (0.12)       --
 ----                      -----          -----      -----        -----
Net Asset Value, End
 of Period............    $12.10         $11.18     $10.21        $8.75     $9.51
                          ======         ======     ======        =====     =====
Total Return..........     10.98%         10.78%     17.81%       (6.89)%   (4.90)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $28,290         $7,855     $4,020         $885       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.38%          0.38%      0.38%        0.38%     0.38%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.70%          1.19%      0.66%        1.59%     1.95%/(h)/
 Portfolio Turnover
  Rate................       4.8%          30.7%      52.4%/(i)/   19.9%     60.2%/(h)/

                            2005           2004       2003         2002     2001/(K)/
                            ----           ----       ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $11.38         $10.40      $8.75        $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.17           0.03       0.04         0.20      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.05           1.06       1.68        (0.84)    (0.62)
                            ----           ----       ----        -----     -----
 Total From Investment
            Operations      1.22           1.09       1.72        (0.64)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.21)         (0.11)     (0.07)       (0.11)       --
 Distributions from
  Realized Gains......     (0.08)            --         --           --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.29)         (0.11)     (0.07)       (0.11)       --
 ----                      -----          -----      -----        -----
Net Asset Value, End
 of Period............    $12.31         $11.38     $10.40        $8.75     $9.50
                          ======         ======     ======        =====     =====
Total Return..........     10.86%         10.55%     19.77%/(j)/  (6.91)%   (5.00)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $23,705         $7,352        $15           $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.50%          0.50%      0.50%        0.50%     0.50%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.41%          0.25%      0.21%        2.09%     1.82%/(h)/
 Portfolio Turnover
  Rate................       4.8%          30.7%      52.4%/(i)/   19.9%     60.2%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(f) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.
/(j) /During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
/(k) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(l) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(m) /Reflects Manager's contractual expense limit.


See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005           2004       2003       2002     2001/(I)/
                            ----           ----       ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.13         $10.18      $8.65      $9.54    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.15           0.02       0.01       0.04      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.12           1.02       1.56      (0.85)    (0.53)
                            ----           ----       ----      -----     -----
 Total From Investment
            Operations      1.27           1.04       1.57      (0.81)    (0.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.19)         (0.09)     (0.04)     (0.07)       --
 Distributions from
  Realized Gains......     (0.08)            --         --      (0.01)       --
 ------                    -----                                -----
   Total Dividends and
         Distributions     (0.27)         (0.09)     (0.04)     (0.08)       --
 ----                      -----          -----      -----      -----
Net Asset Value, End
 of Period............    $12.13         $11.13     $10.18      $8.65     $9.54
                          ======         ======     ======      =====     =====
Total Return..........     11.46%         10.25%     18.33%     (8.57)%   (4.60)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $14,824         $8,117       $327        $49        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.69%          0.69%      0.69%      0.69%     0.69%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.28%          0.17%      0.07%      1.14%     1.02%/(h)/
 Portfolio Turnover
  Rate................       7.1%          40.0%      46.0%      19.6%    316.2%/(h)/

                            2005           2004       2003       2002     2001/(I)/
                            ----           ----       ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $11.13         $10.18      $8.64      $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.11          (0.01)     (0.01)      0.03      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.13           1.03       1.58      (0.85)    (0.52)
                            ----           ----       ----      -----     -----
 Total From Investment
            Operations      1.24           1.02       1.57      (0.82)    (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.18)         (0.07)     (0.03)     (0.06)       --
 Distributions from
  Realized Gains......     (0.08)            --         --      (0.01)       --
 ------                    -----                                -----
   Total Dividends and
         Distributions     (0.26)         (0.07)     (0.03)     (0.07)       --
 ----                      -----          -----      -----      -----
Net Asset Value, End
 of Period............    $12.11         $11.13     $10.18      $8.64     $9.53
                          ======         ======     ======      =====     =====
Total Return..........     11.26%         10.05%     18.25%     (8.74)%   (4.70)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $11,022         $4,436       $405        $63        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.87%          0.87%      0.87%      0.87%     0.87%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.96%         (0.11)%    (0.09)%     0.98%     0.83%/(h)/
 Portfolio Turnover
  Rate................       7.1%          40.0%      46.0%      19.6%    316.2%/(h)/

                            2005
                            ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.20
                            ----
 Total From Investment
            Operations      1.21
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.18)
 Distributions from
  Realized Gains......     (0.08)
                           -----
   Total Dividends and
         Distributions     (0.26)
                           -----
Net Asset Value, End
 of Period............    $12.13
                          ======
Total Return..........     10.93%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $455
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      1.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.05%
 Portfolio Turnover
  Rate................       7.1%

                           2005/(F)/
                           ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.24
                            ----
 Total From Investment
            Operations      0.22
  ----
Net Asset Value, End
 of Period............    $12.18
                          ======
Total Return /(d)/ ...      1.84%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,433
 Ratio of Expenses to
  Average Net Assets
  /(b) //(k)/.........      1.40%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.38)%/(h)/
 Portfolio Turnover
  Rate................       7.1%

                           2005/(F)/
                           ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.25
                            ----
 Total From Investment
            Operations      0.20
  ----
Net Asset Value, End
 of Period............    $12.16
                          ======
Total Return /(d)/ ...      1.67%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $621
 Ratio of Expenses to
  Average Net Assets
  /(b)// (k)// / .....      2.15%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.17)%/(h)/
 Portfolio Turnover
  Rate................       7.1%

                            2005           2004       2003       2002     2001/(J)/
                            ----           ----       ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.14         $10.15      $8.66      $9.55     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13           0.03      (0.07)      0.04      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.11           0.97       1.56      (0.88)    (0.45)
                            ----           ----       ----      -----     -----
 Total From Investment
            Operations      1.24           1.00       1.49      (0.84)    (0.43)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.18)         (0.01)        --      (0.04)       --
 Distributions from
  Realized Gains......     (0.08)            --         --      (0.01)       --
 ------                    -----                                -----
   Total Dividends and
         Distributions     (0.26)         (0.01)        --      (0.05)       --
 -----                     -----          -----                 -----
Net Asset Value, End
 of Period............    $12.12         $11.14     $10.15      $8.66     $9.55
                          ======         ======     ======      =====     =====
Total Return /(d)/ ...     11.25%          9.86%     17.26%     (8.89)%   (4.31)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $50,858        $26,053    $12,332     $3,304      $344
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.87%          0.97%      1.60%      1.05%     1.05%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(e)/ ..............        --           0.97%      1.66%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.07%          0.29%     (0.71)%     0.45%     0.70%/(h)/
 Portfolio Turnover
  Rate................       7.1%          40.0%      46.0%      19.6%    316.2%/(h)/

                            2005           2004       2003       2002     2001/(I)/
                            ----           ----       ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.17         $10.22      $8.68      $9.58    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.21           0.12       0.07       0.16      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.13           0.98       1.56      (0.92)    (0.44)
                            ----           ----       ----      -----     -----
 Total From Investment
            Operations      1.34           1.10       1.63      (0.76)    (0.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.19)         (0.15)     (0.09)     (0.13)       --
 Distributions from
  Realized Gains......     (0.08)            --         --      (0.01)       --
 ------                    -----                                -----
   Total Dividends and
         Distributions     (0.27)         (0.15)     (0.09)     (0.14)       --
 ----                      -----          -----      -----      -----
Net Asset Value, End
 of Period............    $12.24         $11.17     $10.22      $8.68     $9.58
                          ======         ======     ======      =====     =====
Total Return..........     12.11%         10.84%     19.06%     (8.12)%   (4.20)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $243,275       $108,127    $47,706    $15,314    $2,969
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%          0.12%      0.12%      0.12%     0.12%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.73%          1.07%      0.78%      1.53%     1.77%/(h)/
 Portfolio Turnover
  Rate................       7.1%          40.0%      46.0%      19.6%    316.2%/(h)/

                            2005           2004       2003       2002     2001/(I)/
                            ----           ----       ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $11.15         $10.21      $8.67      $9.56    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13           0.10       0.04       0.04      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.19           0.96       1.57      (0.81)    (0.53)
                            ----           ----       ----      -----     -----
 Total From Investment
            Operations      1.32           1.06       1.61      (0.77)    (0.44)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.19)         (0.12)     (0.07)     (0.11)       --
 Distributions from
  Realized Gains......     (0.08)            --         --      (0.01)       --
 ------                    -----                                -----
   Total Dividends and
         Distributions     (0.27)         (0.12)     (0.07)     (0.12)       --
 ----                      -----          -----      -----      -----
Net Asset Value, End
 of Period............    $12.20         $11.15     $10.21      $8.67     $9.56
                          ======         ======     ======      =====     =====
Total Return..........     11.93%         10.46%     18.76%     (8.26)%   (4.40)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $11,799         $1,642       $927       $197       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.38%          0.38%      0.38%      0.38%     0.38%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.09%          0.94%      0.39%      1.16%     1.33%/(h)/
 Portfolio Turnover
  Rate................       7.1%          40.0%      46.0%      19.6%    316.2%/(h)/

                            2005           2004       2003       2002     2001/(I)/
                            ----           ----       ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $11.13         $10.19      $8.65      $9.55    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.07           0.02       0.05       0.16      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.22           1.03       1.55      (0.95)    (0.53)
                            ----           ----       ----      -----     -----
 Total From Investment
            Operations      1.29           1.05       1.60      (0.79)    (0.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.19)         (0.11)     (0.06)     (0.10)       --
 Distributions from
  Realized Gains......     (0.08)            --         --      (0.01)       --
 ------                    -----                                -----
   Total Dividends and
         Distributions     (0.27)         (0.11)     (0.06)     (0.11)       --
 ----                      -----          -----      -----      -----
Net Asset Value, End
 of Period............    $12.15         $11.13     $10.19      $8.65     $9.55
                          ======         ======     ======      =====     =====
Total Return..........     11.67%         10.35%     18.66%     (8.49)%   (4.50)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,549           $256        $10         $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.50%          0.50%      0.50%      0.50%     0.50%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.53%          0.15%      0.56%      1.67%     1.20%/(h)/
 Portfolio Turnover
  Rate................       7.1%          40.0%      46.0%      19.6%    316.2%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------





/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(f) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(j) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(k) /Reflects Manager's contractual expense limit.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004       2003      2002     2001/(I)/
                            ----          ----       ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.64         $9.71      $8.13     $9.20    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08          0.01      (0.01)     0.10      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.22          0.97       1.61     (1.09)    (0.83)
                            ----          ----       ----     -----     -----
 Total From Investment
            Operations      1.30          0.98       1.60     (0.99)    (0.80)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.16)        (0.05)     (0.02)    (0.08)       --
 Distributions from
  Realized Gains......     (0.07)           --         --        --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.23)        (0.05)     (0.02)    (0.08)       --
 ----                      -----         -----      -----     -----
Net Asset Value, End
 of Period............    $11.71        $10.64      $9.71     $8.13     $9.20
                          ======        ======      =====     =====     =====
Total Return..........     12.37%        10.17%     19.75%   (10.88)%   (8.00)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,371        $1,508        $92        $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.69%         0.69%      0.69%     0.69%     0.69%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.67%         0.12%     (0.06)%    1.11%     0.51%/(h)/
 Portfolio Turnover
  Rate................       7.5%         44.9%      45.7%     25.4%     59.0%/(h)/

                            2005          2004       2003      2002     2001/(I)/
                            ----          ----       ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.63         $9.70      $8.12     $9.19    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08         (0.06)     (0.04)     0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.20          1.03       1.63     (1.06)    (0.83)
                            ----          ----       ----     -----     -----
 Total From Investment
            Operations      1.28          0.97       1.59     (1.00)    (0.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.16)        (0.04)     (0.01)    (0.07)       --
 Distributions from
  Realized Gains......     (0.07)           --         --        --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.23)        (0.04)     (0.01)    (0.07)       --
 ----                      -----         -----      -----     -----
Net Asset Value, End
 of Period............    $11.68        $10.63      $9.70     $8.12     $9.19
                          ======        ======      =====     =====     =====
Total Return..........     12.18%         9.99%     19.55%   (11.05)%   (8.10)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,998        $3,539       $113       $15        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.87%         0.87%      0.87%     0.87%     0.87%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.73%        (0.53)%    (0.37)%    0.70%     0.32%/(h)/
 Portfolio Turnover
  Rate................       7.5%         44.9%      45.7%     25.4%     59.0%/(h)/

                            2005
                            ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.68
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.29
                            ----
 Total From Investment
            Operations      1.25
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.16)
 Distributions from
  Realized Gains......     (0.07)
                           -----
   Total Dividends and
         Distributions     (0.23)
                           -----
Net Asset Value, End
 of Period............    $11.70
                          ======
Total Return..........     11.82%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $173
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      1.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.32)%
 Portfolio Turnover
  Rate................       7.5%

                           2005/(F)/
                           ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.48
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.30
                            ----
 Total From Investment
            Operations      0.26
   ----
Net Asset Value, End
 of Period............    $11.74
                          ======
Total Return /(d)/ ...      2.26%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $553
 Ratio of Expenses to
  Average Net
  Assets/(b) //(k)/...      1.50%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.93)%/(h)/
 Portfolio Turnover
  Rate................       7.5%

                            2005          2004       2003      2002     2001/(J)/
                            ----          ----       ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.55         $9.67      $8.15     $9.20     $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.03         (0.08)     (0.08)     0.04        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.20          0.96       1.60     (1.04)    (0.77)
                            ----          ----       ----     -----     -----
 Total From Investment
            Operations      1.23          0.88       1.52     (1.00)    (0.77)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.16)           --         --     (0.05)       --
 Distributions from
  Realized Gains......     (0.07)           --         --        --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.23)           --         --     (0.05)       --
 -----                     -----                              -----
Net Asset Value, End
 of Period............    $11.55        $10.55      $9.67     $8.15     $9.20
                          ======        ======      =====     =====     =====
Total Return /(d)/ ...     11.72%         9.10%     18.67%   (10.98)%   (7.72)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $9,276        $3,887     $1,636      $776      $273
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      1.21%         1.68%      1.70%     1.05%     1.05%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(e)/ ..............      1.21%         1.73%      4.30%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.27%        (0.74)%    (0.97)%    0.35%     0.20%/(h)/
 Portfolio Turnover
  Rate................       7.5%         44.9%      45.7%     25.4%     59.0%/(h)/

                            2005          2004       2003      2002     2001/(I)/
                            ----          ----       ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.66         $9.73      $8.14     $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.16          0.09       0.04      0.15      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.22          0.95       1.62     (1.09)    (0.80)
                            ----          ----       ----     -----     -----
 Total From Investment
            Operations      1.38          1.04       1.66     (0.94)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.17)        (0.11)     (0.07)    (0.14)       --
 Distributions from
  Realized Gains......     (0.07)           --         --        --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.24)        (0.11)     (0.07)    (0.14)       --
 ----                      -----         -----      -----     -----
Net Asset Value, End
 of Period............    $11.80        $10.66      $9.73     $8.14     $9.22
                          ======        ======      =====     =====     =====
Total Return..........     13.07%        10.77%     20.54%   (10.45)%   (7.80)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $130,966       $58,284    $30,633    $6,045    $2,265
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%         0.12%      0.12%     0.12%     0.12%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.39%         0.90%      0.43%     1.19%     1.09%/(h)/
 Portfolio Turnover
  Rate................       7.5%         44.9%      45.7%     25.4%     59.0%/(h)/

                            2005          2004       2003      2002     2001/(I)/
                            ----          ----       ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.66         $9.73      $8.14     $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13          0.09         --      0.08      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.21          0.93       1.64     (1.05)    (0.83)
                            ----          ----       ----     -----     -----
 Total From Investment
            Operations      1.34          1.02       1.64     (0.97)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.17)        (0.09)     (0.05)    (0.11)       --
 Distributions from
  Realized Gains......     (0.07)           --         --        --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.24)        (0.09)     (0.05)    (0.11)       --
 ----                      -----         -----      -----     -----
Net Asset Value, End
 of Period............    $11.76        $10.66      $9.73     $8.14     $9.22
                          ======        ======      =====     =====     =====
Total Return..........     12.67%        10.49%     20.22%   (10.69)%   (7.80)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,731          $931       $810       $33        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.38%         0.38%      0.38%     0.38%     0.38%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.14%         0.83%     (0.02)%    1.12%     0.82%/(h)/
 Portfolio Turnover
  Rate................       7.5%         44.9%      45.7%     25.4%     59.0%/(h)/

                            2005          2004       2003      2002     2001/(I)/
                            ----          ----       ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.65         $9.72      $8.13     $9.21    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.02          0.01       0.02      0.12      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.31          0.99       1.61     (1.10)    (0.84)
                            ----          ----       ----     -----     -----
 Total From Investment
            Operations      1.33          1.00       1.63     (0.98)    (0.79)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.17)        (0.07)     (0.04)    (0.10)       --
 Distributions from
  Realized Gains......     (0.07)           --         --        --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.24)        (0.07)     (0.04)    (0.10)       --
 ----                      -----         -----      -----     -----
Net Asset Value, End
 of Period............    $11.74        $10.65      $9.72     $8.13     $9.21
                          ======        ======      =====     =====     =====
Total Return..........     12.57%        10.37%     20.10%   (10.81)%   (7.90)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,675          $112        $10        $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.50%         0.50%      0.50%     0.50%     0.50%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.15%         0.09%      0.28%     1.30%     0.69%/(h)/
 Portfolio Turnover
  Rate................       7.5%         44.9%      45.7%     25.4%     59.0%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(f) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(j) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(k) /Reflects Manager's contractual expense limit.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004      2003      2002     2001/(I)/
                            ----          ----      ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.68        $10.73     $9.68     $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.30          0.15      0.12     (0.04)     0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.31          0.94      1.02     (0.15)    (0.22)
                            ----          ----      ----     -----     -----
 Total From Investment
            Operations      0.61          1.09      1.14     (0.19)    (0.01)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)        (0.14)    (0.08)    (0.12)       --
 Distributions from
  Realized Gains......     (0.13)           --     (0.01)       --        --
 ------                    -----                   -----
   Total Dividends and
         Distributions     (0.37)        (0.14)    (0.09)    (0.12)       --
 ----                      -----         -----     -----     -----
Net Asset Value, End
 of Period............    $11.92        $11.68    $10.73     $9.68     $9.99
                          ======        ======    ======     =====     =====
Total Return..........      5.24%        10.24%    11.81%    (1.93)%   (0.10)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $11,688        $2,352    $1,068      $767       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.69%         0.69%     0.69%     0.69%     0.69%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.43%         1.33%     1.04%     2.28%     3.11%/(h)/
 Portfolio Turnover
  Rate................      43.8%         34.1%     43.9%     46.2%    103.3%/(h)/

                            2005          2004      2003      2002     2001/(I)/
                            ----          ----      ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $11.69        $10.72     $9.67     $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.28          0.09      0.06      0.16      0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.30          1.00      1.06     (0.37)    (0.22)
                            ----          ----      ----     -----     -----
 Total From Investment
            Operations      0.58          1.09      1.12     (0.21)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)        (0.12)    (0.06)    (0.10)       --
 Distributions from
  Realized Gains......     (0.13)           --     (0.01)       --        --
 ------                    -----                   -----
   Total Dividends and
         Distributions     (0.37)        (0.12)    (0.07)    (0.10)       --
 ----                      -----         -----     -----     -----
Net Asset Value, End
 of Period............    $11.90        $11.69    $10.72     $9.67     $9.98
                          ======        ======    ======     =====     =====
Total Return..........      4.96%        10.23%    11.63%    (2.11)%   (0.20)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $7,959        $1,686      $242       $15       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.87%         0.87%     0.87%     0.87%     0.87%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.30%         0.82%     0.56%     2.55%     2.91%/(h)/
 Portfolio Turnover
  Rate................      43.8%         34.1%     43.9%     46.2%    103.3%/(h)/

                            2005
                            ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.75
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.29
                            ----
 Total From Investment
            Operations      0.55
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.23)
 Distributions from
  Realized Gains......     (0.13)
                           -----
   Total Dividends and
         Distributions     (0.36)
                           -----
Net Asset Value, End
 of Period............    $11.94
                          ======
Total Return..........      4.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $276
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      1.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.22%
 Portfolio Turnover
  Rate................      43.8%

                           2005/(F)/
                           ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.06)
                           -----
 Total From Investment
            Operations      0.02
   ----
Net Asset Value, End
 of Period............    $11.98
                          ======
Total Return /(d)/ ...      0.17%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,832
 Ratio of Expenses to
  Average Net Assets
  /(b)// (k)// / .....      1.30%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.90%/(h)/
 Portfolio Turnover
  Rate................      43.8%

                            2005          2004      2003      2002     2001/(J)/
                            ----          ----      ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.70        $10.72     $9.68     $9.99    $10.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.34          0.13      0.02      0.10      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26          0.94      1.06     (0.33)    (0.19)
                            ----          ----      ----     -----     -----
 Total From Investment
            Operations      0.60          1.07      1.08     (0.23)    (0.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)        (0.09)    (0.03)    (0.08)       --
 Distributions from
  Realized Gains......     (0.13)           --     (0.01)       --        --
 ------                    -----                   -----
   Total Dividends and
         Distributions     (0.37)        (0.09)    (0.04)    (0.08)       --
 ----                      -----         -----     -----     -----
Net Asset Value, End
 of Period............    $11.93        $11.70    $10.72     $9.68     $9.99
                          ======        ======    ======     =====     =====
Total Return /(d)/ ...      5.13%        10.04%    11.15%    (2.29)%   (0.79)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $57,536       $24,991    $8,325      $754      $104
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.77%         0.86%     1.30%     1.04%     1.04%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(e)/ ..............        --          0.86%     1.94%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.80%         1.12%     0.20%     1.84%     2.87%/(h)/
 Portfolio Turnover
  Rate................      43.8%         34.1%     43.9%     46.2%    103.3%/(h)/

                            2005          2004      2003      2002     2001/(I)/
                            ----          ----      ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.73        $10.77     $9.72    $10.03    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.41          0.22      0.16      0.19      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26          0.94      1.04     (0.32)    (0.05)
                            ----          ----      ----     -----     -----
 Total From Investment
            Operations      0.67          1.16      1.20     (0.13)     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)        (0.20)    (0.14)    (0.18)       --
 Distributions from
  Realized Gains......     (0.13)           --     (0.01)       --        --
 ------                    -----                   -----
   Total Dividends and
         Distributions     (0.37)        (0.20)    (0.15)    (0.18)       --
 ----                      -----         -----     -----     -----
Net Asset Value, End
 of Period............    $12.03        $11.73    $10.77     $9.72    $10.03
                          ======        ======    ======     =====    ======
Total Return..........      5.79%        10.92%    12.41%    (1.36)%    0.30%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $182,132      $109,104   $51,310   $16,909    $1,623
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%         0.12%     0.12%     0.12%     0.12%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.44%         1.95%     1.50%     2.97%     3.44%/(h)/
 Portfolio Turnover
  Rate................      43.8%         34.1%     43.9%     46.2%    103.3%/(h)/

                            2005          2004      2003      2002     2001/(I)/
                            ----          ----      ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $11.72        $10.76     $9.70    $10.01    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.36          0.19      0.12     (0.03)     0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.29          0.94      1.06     (0.13)    (0.22)
                            ----          ----      ----     -----     -----
 Total From Investment
            Operations      0.65          1.13      1.18     (0.16)     0.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)        (0.17)    (0.11)    (0.15)       --
 Distributions from
  Realized Gains......     (0.13)           --     (0.01)       --        --
 ------                    -----                   -----
   Total Dividends and
         Distributions     (0.37)        (0.17)    (0.12)    (0.15)       --
 ----                      -----         -----     -----     -----
Net Asset Value, End
 of Period............    $12.00        $11.72    $10.76     $9.70    $10.01
                          ======        ======    ======     =====    ======
Total Return..........      5.60%        10.64%    12.25%    (1.63)%    0.10%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $8,703        $2,312    $1,170      $148       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.38%         0.38%     0.38%     0.38%     0.38%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.01%         1.69%     1.07%     3.11%     3.42%/(h)/
 Portfolio Turnover
  Rate................      43.8%         34.1%     43.9%     46.2%    103.3%/(h)/

                            2005          2004      2003      2002     2001/(I)/
                            ----          ----      ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $11.69        $10.74     $9.69    $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.34          0.13      0.14      0.30      0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.29          0.98      1.02     (0.47)    (0.22)
                            ----          ----      ----     -----     -----
 Total From Investment
            Operations      0.63          1.11      1.16     (0.17)       --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)        (0.16)    (0.10)    (0.14)       --
 Distributions from
  Realized Gains......     (0.13)           --     (0.01)       --        --
 ------                    -----                   -----
   Total Dividends and
         Distributions     (0.37)        (0.16)    (0.11)    (0.14)       --
 ----                      -----         -----     -----     -----
Net Asset Value, End
 of Period............    $11.95        $11.69    $10.74     $9.69    $10.00
                          ======        ======    ======     =====    ======
Total Return..........      5.43%        10.44%    12.02%    (1.75)%    0.00%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,861          $479       $11       $10       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.50%         0.50%     0.50%     0.50%     0.50%/(h)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.84%         1.11%     1.27%     3.03%     3.28%/(h)/
 Portfolio Turnover
  Rate................      43.8%         34.1%     43.9%     46.2%    103.3%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------




See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(f) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(j) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(k) /Reflects Manager's contractual expense limit.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004         2003         2002    2001/(I)/
                            ----          ----         ----         ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $18.30        $14.46       $11.09       $10.41   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.31          0.29         0.43         0.23     0.39
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.16          4.00         3.22         0.79    (0.05)
                            ----          ----         ----         ----    -----
 Total From Investment
            Operations      3.47          4.29         3.65         1.02     0.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.49)        (0.31)       (0.28)       (0.34)   (0.09)
 Distributions from
  Realized Gains......     (1.05)        (0.14)          --           --       --
 -----                     -----         -----
   Total Dividends and
         Distributions     (1.54)        (0.45)       (0.28)       (0.34)   (0.09)
                           -----         -----        -----        -----    -----
Net Asset Value, End
 of Period............    $20.23        $18.30       $14.46       $11.09   $10.41
                          ======        ======       ======       ======   ======
Total Return..........     19.77%        30.40%       33.61%        9.94%    3.95%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $32,336       $24,621       $7,552       $3,825   $1,302
 Ratio of Expenses to
  Average Net Assets..      1.42%         1.42%        1.42%        1.42%    1.42%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.42%/(h)/     --           --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.64%         1.83%        3.41%        3.35%    4.33%/(g)/
 Portfolio Turnover
  Rate................      26.7%/(k)/    67.9%        35.4%        46.3%    77.5%/(g)/

                            2005          2004         2003         2002    2001/(I)/
                            ----          ----         ----         ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $18.15        $14.34       $11.00       $10.40   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.28          0.28         0.42         0.48     0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.13          3.95         3.18         0.44    (0.04)
                            ----          ----         ----         ----    -----
 Total From Investment
            Operations      3.41          4.23         3.60         0.92     0.33
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.46)        (0.28)       (0.26)       (0.32)   (0.09)
 Distributions from
  Realized Gains......     (1.05)        (0.14)          --           --       --
 -----                     -----         -----
   Total Dividends and
         Distributions     (1.51)        (0.42)       (0.26)       (0.32)   (0.09)
                           -----         -----        -----        -----    -----
Net Asset Value, End
 of Period............    $20.05        $18.15       $14.34       $11.00   $10.40
                          ======        ======       ======       ======   ======
Total Return..........     19.60%        30.21%       33.38%        8.96%    3.85%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $18,934       $12,660       $4,603       $1,001   $1,339
 Ratio of Expenses to
  Average Net Assets..      1.60%         1.60%        1.60%        1.60%    1.60%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.60%/(h)/     --           --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.46%         1.78%        3.28%        3.17%    4.16%/(g)/
 Portfolio Turnover
  Rate................      26.7%/(k)/    67.9%        35.4%        46.3%    77.5%/(g)/

                            2005
                            ----
REAL ESTATE SECURITIES FUND
---------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $18.64
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.91
                            ----
 Total From Investment
            Operations      3.24
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.44)
 Distributions from
  Realized Gains......     (1.05)
                           -----
   Total Dividends and
         Distributions     (1.49)
                           -----
Net Asset Value, End
 of Period............    $20.39
                          ======
Total Return..........     18.13%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $406
 Ratio of Expenses to
  Average Net Assets..      1.73%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.66%
 Portfolio Turnover
  Rate................      26.7%/(k)/

                           2005/(E)/
                           ----
REAL ESTATE SECURITIES FUND
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $20.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.35
                            ----
 Total From Investment
            Operations      0.44
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)
                           -----
   Total Dividends and
         Distributions     (0.13)
                           -----
Net Asset Value, End
 of Period............    $20.43
                          ======
Total Return /(c)/ ...      2.20%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $80,894
 Ratio of Expenses to
  Average Net Assets..      1.49%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.29%/(g)/
 Portfolio Turnover
  Rate................      26.7%/(k)/

                           2005/(E)/
                           ----
REAL ESTATE SECURITIES FUND
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $20.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.35
                            ----
 Total From Investment
            Operations      0.38
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)
                           -----
   Total Dividends and
         Distributions     (0.06)
                           -----
Net Asset Value, End
 of Period............    $20.44
                          ======
Total Return /(c)/ ...      1.90%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $22,712
 Ratio of Expenses to
  Average Net Assets..      2.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.39%/(g)/
 Portfolio Turnover
  Rate................      26.7%/(k)/

                            2005          2004         2003         2002    2001/(J)/
                            ----          ----         ----         ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $18.28        $14.42       $11.07       $10.45   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.28          0.28         0.37         0.30     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.14          3.97         3.22         0.62     0.32
                            ----          ----         ----         ----     ----
 Total From Investment
            Operations      3.42          4.25         3.59         0.92     0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.46)        (0.25)       (0.24)       (0.30)      --
 Distributions from
  Realized Gains......     (1.05)        (0.14)          --           --       --
 -----                     -----         -----
   Total Dividends and
         Distributions     (1.51)        (0.39)       (0.24)       (0.30)      --
 ----                      -----         -----        -----        -----
Net Asset Value, End
 of Period............    $20.19        $18.28       $14.42       $11.07   $10.45
                          ======        ======       ======       ======   ======
Total Return /(c)/ ...     19.47%        30.09%       32.98%        8.88%    3.67%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $147,059       $95,696      $51,874      $20,110   $2,108
 Ratio of Expenses to
  Average Net Assets..      1.63%         1.68%        1.90%        1.80%    1.76%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...        --          1.68%/(h)/   1.95%/(h)/     --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.42%         1.72%        2.95%        2.83%    4.01%/(g)/
 Portfolio Turnover
  Rate................      26.7%/(k)/    67.9%        35.4%        46.3%    77.5%/(g)/

                            2005          2004         2003         2002    2001/(J)/
                            ----          ----         ----         ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $18.44        $14.56       $11.17       $10.50   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.42          0.41         0.54         0.45     0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.18          4.01         3.20         0.63     0.15
                            ----          ----         ----         ----     ----
 Total From Investment
            Operations      3.60          4.42         3.74         1.08     0.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.58)        (0.40)       (0.35)       (0.41)      --
 Distributions from
  Realized Gains......     (1.05)        (0.14)          --           --       --
 -----                     -----         -----
   Total Dividends and
         Distributions     (1.63)        (0.54)       (0.35)       (0.41)      --
 ----                      -----         -----        -----        -----
Net Asset Value, End
 of Period............    $20.41        $18.44       $14.56       $11.17   $10.50
                          ======        ======       ======       ======   ======
Total Return..........     20.41%        31.21%       34.31%       10.38%    4.17%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $405,696      $253,838      $97,960          $11      $11
 Ratio of Expenses to
  Average Net Assets..      0.85%         0.85%        0.85%        0.85%    0.85%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.85%/(h)/     --           --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.19%         2.53%        4.08%        3.91%    4.91%/(g)/
 Portfolio Turnover
  Rate................      26.7%/(k)/    67.9%        35.4%        46.3%    77.5%/(g)/

                            2005          2004         2003         2002    2001/(I)/
                            ----          ----         ----         ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $18.21        $14.39       $11.03       $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.37          0.36         0.46         0.23     0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.14          3.96         3.21         0.75    (0.17)
                            ----          ----         ----         ----    -----
 Total From Investment
            Operations      3.51          4.32         3.67         0.98     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.54)        (0.36)       (0.31)       (0.38)   (0.09)
 Distributions from
  Realized Gains......     (1.05)        (0.14)          --           --       --
 -----                     -----         -----
   Total Dividends and
         Distributions     (1.59)        (0.50)       (0.31)       (0.38)   (0.09)
                           -----         -----        -----        -----    -----
Net Asset Value, End
 of Period............    $20.13        $18.21       $14.39       $11.03   $10.43
                          ======        ======       ======       ======   ======
Total Return..........     20.13%        30.82%       34.12%        9.47%    4.15%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $54,932       $30,865      $19,221       $5,375   $1,307
 Ratio of Expenses to
  Average Net Assets..      1.11%         1.10%        1.11%        1.11%    1.11%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.11%/(h)/     --           --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.95%         2.28%        3.69%        3.42%    4.79%/(g)/
 Portfolio Turnover
  Rate................      26.7%/(k)/    67.9%        35.4%        46.3%    77.5%/(g)/

                            2005          2004         2003         2002    2001/(I)/
                            ----          ----         ----         ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $18.21        $14.38       $11.04       $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.35          0.33         0.41         0.60     0.40
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.14          3.98         3.23         0.37    (0.04)
                            ----          ----         ----         ----    -----
 Total From Investment
            Operations      3.49          4.31         3.64         0.97     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.52)        (0.34)       (0.30)       (0.36)   (0.09)
 Distributions from
  Realized Gains......     (1.05)        (0.14)          --           --       --
 -----                     -----         -----
   Total Dividends and
         Distributions     (1.57)        (0.48)       (0.30)       (0.36)   (0.09)
                           -----         -----        -----        -----    -----
Net Asset Value, End
 of Period............    $20.13        $18.21       $14.38       $11.04   $10.43
                          ======        ======       ======       ======   ======
Total Return..........     20.01%        30.75%       33.74%        9.44%    4.15%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $7,336        $1,395         $264         $850   $1,304
 Ratio of Expenses to
  Average Net Assets..      1.23%         1.23%        1.23%        1.22%    1.23%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.23%/(h)/     --           --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.84%         2.05%        3.53%        3.55%    4.52%/(g)/
 Portfolio Turnover
  Rate................      26.7%/(k)/    67.9%        35.4%        46.3%    77.5%/(g)/


See accompanying notes.


                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without fees the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.15 per share from November 30, 2000 through December 5, 2000.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized gain of $.06 per share from February 27, 2001 through February 28, 2001.
/(k) /Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005         2004      2003      2002    2001/(J)/
                            ----         ----      ----      ----    ----
SHORT-TERM BOND FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES /(A)/
 ------------
Net Asset Value,
 Beginning of Period..    $10.28       $10.39    $10.40    $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.29         0.24      0.29      0.53     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.23)       (0.05)     0.02     (0.15)    0.49
                           -----        -----      ----     -----     ----
 Total From Investment
            Operations      0.06         0.19      0.31      0.38     1.00
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.32)       (0.26)    (0.32)    (0.40)   (0.50)
 Distributions from
  Realized Gains......        --        (0.04)       --     (0.11)      --
 ------                                 -----               -----
   Total Dividends and
         Distributions     (0.32)       (0.30)    (0.32)    (0.51)   (0.50)
                           -----        -----     -----     -----    -----
Net Asset Value, End
 of Period............    $10.02       $10.28    $10.39    $10.40   $10.53
                          ======       ======    ======    ======   ======
Total Return..........      0.58%        1.87%     3.02%     3.91%    9.96%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,950         $959      $809      $446   $2,631
 Ratio of Expenses to
  Average Net Assets..      1.11%        0.97%     0.97%     0.97%    0.97%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      0.97%          --        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.87%        2.29%     2.89%     4.17%    5.28%/(i)/
 Portfolio Turnover
  Rate................     110.8%        61.5%     72.3%    105.8%    68.4%/(i)/

                            2005         2004      2003      2002    2001/(J)/
                            ----         ----      ----      ----    ----
SHORT-TERM BOND FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.20       $10.36    $10.38    $10.51   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.27         0.23      0.28      1.89     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.23)       (0.10)       --     (1.52)    0.47
                           -----        -----        --     -----     ----
 Total From Investment
            Operations      0.04         0.13      0.28      0.37     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)       (0.25)    (0.30)    (0.39)   (0.48)
 Distributions from
  Realized Gains......        --        (0.04)       --     (0.11)      --
 ------                                 -----               -----
   Total Dividends and
         Distributions     (0.30)       (0.29)    (0.30)    (0.50)   (0.48)
                           -----        -----     -----     -----    -----
Net Asset Value, End
 of Period............     $9.94       $10.20    $10.36    $10.38   $10.51
                           =====       ======    ======    ======   ======
Total Return..........      0.41%        1.20%     2.75%     3.72%    9.61%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $131          $89      $292       $40   $2,631
 Ratio of Expenses to
  Average Net Assets..      1.29%        1.15%     1.15%     1.15%    1.15%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      1.15%          --        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.67%        2.18%     2.60%     4.07%    5.11%/(i)/
 Portfolio Turnover
  Rate................     110.8%        61.5%     72.3%    105.8%    68.4%/(i)/

                            2005
                            ----
SHORT-TERM BOND FUND
--------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.22
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............      0.25
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.22)
                           -----
 Total From Investment
            Operations      0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.29)
                           -----
   Total Dividends and
         Distributions     (0.29)
                           -----
Net Asset Value, End
 of Period............     $9.96
                           =====
Total Return..........      0.28%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $10
 Ratio of Expenses to
  Average Net Assets..      1.43%
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      1.28%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.48%
 Portfolio Turnover
  Rate................     110.8%
                           2005/(G)/
                           ----
SHORT-TERM BOND FUND
--------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.10)
                           -----
 Total From Investment
            Operations      0.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.16)
                           -----
   Total Dividends and
         Distributions     (0.16)
                           -----
Net Asset Value, End
 of Period............     $9.97
                           =====
Total Return /(e)/ ...      0.07%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $122,471
 Ratio of Expenses to
  Average Net Assets..      0.80%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      0.70%/(i)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.15%/(i)/
 Portfolio Turnover
  Rate................     110.8%

                            2005         2004      2003      2002    2001/(K)/
                            ----         ----      ----      ----    ----
SHORT-TERM BOND FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.24       $10.38    $10.39    $10.54   $10.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.27         0.22      0.25      0.37     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.23)       (0.09)     0.02     (0.04)    0.30
                           -----        -----      ----     -----     ----
 Total From Investment
            Operations      0.04         0.13      0.27      0.33     0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.30)       (0.23)    (0.28)    (0.37)   (0.33)
 Distributions from
  Realized Gains......        --        (0.04)       --     (0.11)      --
 ------                                 -----               -----
   Total Dividends and
         Distributions     (0.30)       (0.27)    (0.28)    (0.48)   (0.33)
                           -----        -----     -----     -----    -----
Net Asset Value, End
 of Period............     $9.98       $10.24    $10.38    $10.39   $10.54
                           =====       ======    ======    ======   ======
Total Return /(e)/ ...      0.39%        1.27%     2.64%     3.33%    6.02%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $45,825      $45,294   $35,847   $12,108     $996
 Ratio of Expenses to
  Average Net Assets..      1.27%        1.18%     1.33%     1.35%    1.31%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      1.15%          --        --        --       --
 Ratio of Gross
  Expenses to Average
  Net Assets /(f)/ ...      1.27%        1.18%     1.33%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.65%        2.15%     2.46%     3.56%    4.75%/(i)/
 Portfolio Turnover
  Rate................     110.8%        61.5%     72.3%    105.8%    68.4%/(i)/

                            2005         2004      2003      2002    2001/(K)/
                            ----         ----      ----      ----    ----
SHORT-TERM BOND FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.23       $10.38    $10.39    $10.54   $10.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.35         0.30      0.39      0.47     0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.23)       (0.09)    (0.02)    (0.04)    0.30
                           -----        -----     -----     -----     ----
 Total From Investment
            Operations      0.12         0.21      0.37      0.43     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.38)       (0.32)    (0.38)    (0.47)   (0.39)
 Distributions from
  Realized Gains......        --        (0.04)       --     (0.11)      --
 ------                                 -----               -----
   Total Dividends and
         Distributions     (0.38)       (0.36)    (0.38)    (0.58)   (0.39)
                           -----        -----     -----     -----    -----
Net Asset Value, End
 of Period............     $9.97       $10.23    $10.38    $10.39   $10.54
                           =====       ======    ======    ======   ======
Total Return..........      1.16%        2.06%     3.62%     4.29%    6.67%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $12,276          $10       $10    $9,450   $1,214
 Ratio of Expenses to
  Average Net Assets..      0.53%        0.40%     0.40%     0.40%    0.40%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      0.40%          --        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.57%        2.92%     3.73%     4.54%    5.59%/(i)/
 Portfolio Turnover
  Rate................     110.8%        61.5%     72.3%    105.8%    68.4%/(i)/
                            2005         2004      2003      2002    2001/(J)/
                            ----         ----      ----      ----    ----
SHORT-TERM BOND FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.22       $10.37    $10.39    $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.32         0.28      0.33      0.47     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.23)       (0.09)       --     (0.06)    0.50
                           -----        -----        --     -----     ----
 Total From Investment
            Operations      0.09         0.19      0.33      0.41     1.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)       (0.30)    (0.35)    (0.44)   (0.52)
 Distributions from
  Realized Gains......        --        (0.04)       --     (0.11)      --
 ------                                 -----               -----
   Total Dividends and
         Distributions     (0.35)       (0.34)    (0.35)    (0.55)   (0.52)
                           -----        -----     -----     -----    -----
Net Asset Value, End
 of Period............     $9.96       $10.22    $10.37    $10.39   $10.53
                           =====       ======    ======    ======   ======
Total Return..........      0.90%        1.80%     3.25%     4.13%   10.21%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $6,242       $5,387    $3,352    $2,694   $2,633
 Ratio of Expenses to
  Average Net Assets..      0.79%        0.66%     0.66%     0.66%    0.66%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      0.66%          --        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.13%        2.67%     3.19%     4.41%    5.76%/(i)/
 Portfolio Turnover
  Rate................     110.8%        61.5%     72.3%    105.8%    68.4%/(i)/

                            2005         2004      2003      2002    2001/(J)/
                            ----         ----      ----      ----    ----
SHORT-TERM BOND FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.14       $10.29    $10.31    $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.32         0.26      0.32      6.39     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.23)       (0.09)       --     (6.07)    0.49
                           -----        -----        --     -----     ----
 Total From Investment
            Operations      0.09         0.17      0.32      0.32     1.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)       (0.28)    (0.34)    (0.43)   (0.51)
 Distributions from
  Realized Gains......        --        (0.04)       --     (0.11)      --
 ------                                 -----               -----
   Total Dividends and
         Distributions     (0.34)       (0.32)    (0.34)    (0.54)   (0.51)
                           -----        -----     -----     -----    -----
Net Asset Value, End
 of Period............     $9.89       $10.14    $10.29    $10.31   $10.53
                           =====       ======    ======    ======   ======
Total Return..........      0.89%        1.69%     3.15%     3.20%   10.11%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $745          $11       $11       $11   $2,632
 Ratio of Expenses to
  Average Net Assets..      0.94%        0.78%     0.78%     0.77%    0.78%/(i)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      0.78%          --        --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.22%        2.54%     3.08%     4.37%    5.47%/(i)/
 Portfolio Turnover
  Rate................     110.8%        61.5%     72.3%    105.8%    68.4%/(i)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective September 30, 2005, High Quality Short-Term Bond Fund changed its name to Short-Term Bond Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(d) /Calculated based on average shares outstanding during the period.
/(e) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(f) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and decreased on March 1, 2004.
/(g) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(h) /Total return amounts have not been annualized.
/(i) /Computed on an annualized basis.
/(j) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 29, 2000 through December 5, 2000.
/(k) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.01 per share from February 27, 2001 through February 28, 2001.
/(l) /Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004         2003         2002       2001/(I)/
                            ----          ----         ----         ----       ----
SMALLCAP BLEND FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $14.36        $13.26        $9.70       $10.54      $10.55
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)        (0.01)       (0.01)       (0.01)       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.38          1.14         3.57        (0.81)      (0.01)
                            ----          ----         ----        -----       -----
 Total From Investment
            Operations      2.34          1.13         3.56        (0.82)         --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --            --           --           --       (0.01)
 Distributions from
  Realized Gains......     (0.85)        (0.03)          --        (0.02)         --
 -----                     -----         -----                     -----
   Total Dividends and
         Distributions     (0.85)        (0.03)          --        (0.02)      (0.01)
  ----                     -----         -----                     -----       -----
Net Asset Value, End
 of Period............    $15.85        $14.36       $13.26        $9.70      $10.54
                          ======        ======       ======        =====      ======
Total Return..........     16.71%         8.53%       36.70%       (7.79)%      0.69%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $682        $2,563       $1,777         $906      $1,320
 Ratio of Expenses to
  Average Net Assets..      1.32%         1.32%        1.32%        1.31%       1.32%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.32%/(h)/   1.32%/(h)/   1.32%/(h)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.27)%       (0.09)%      (0.09)%      (0.08)%      0.14%/(g)/
 Portfolio Turnover
  Rate................     137.4%/(k)/    98.5%       113.2%       108.8%      123.5%/(g)/

                            2005          2004         2003         2002       2001/(I)/
                            ----          ----         ----         ----       ----
SMALLCAP BLEND FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $14.29        $13.23        $9.69       $10.53      $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)        (0.04)       (0.03)       (0.85)         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.36          1.13         3.57         0.03       (0.02)
                            ----          ----         ----         ----       -----
 Total From Investment
            Operations      2.30          1.09         3.54        (0.82)      (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --            --           --           --       (0.01)
 Distributions from
  Realized Gains......     (0.85)        (0.03)          --        (0.02)         --
 -----                     -----         -----                     -----
   Total Dividends and
         Distributions     (0.85)        (0.03)          --        (0.02)      (0.01)
  ----                     -----         -----                     -----       -----
Net Asset Value, End
 of Period............    $15.74        $14.29       $13.23        $9.69      $10.53
                          ======        ======       ======        =====      ======
Total Return..........     16.50%         8.24%       36.53%       (7.83)%      0.50%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,057        $1,568         $254          $49      $1,338
 Ratio of Expenses to
  Average Net Assets..      1.50%         1.50%        1.50%        1.49%       1.50%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.50%/(h)/   1.50%/(h)/   1.50%/(h)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.42)%       (0.31)%      (0.29)%      (0.30)%     (0.04)%/(g)/
 Portfolio Turnover
  Rate................     137.4%/(k)/    98.5%       113.2%       108.8%      123.5%/(g)/

                            2005
                            ----
SMALLCAP BLEND FUND
-------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $14.44
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.31
                            ----
 Total From Investment
            Operations      2.23
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.85)
                           -----
   Total Dividends and
         Distributions     (0.85)
                           -----
Net Asset Value, End
 of Period............    $15.82
                          ======
Total Return..........     15.84%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $11
 Ratio of Expenses to
  Average Net Assets..      1.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.55)%
 Portfolio Turnover
  Rate................     137.4%/(k)/

                           2005/(E)/
                           ----
SMALLCAP BLEND FUND
-------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $15.69
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.25
                            ----
 Total From Investment
            Operations      0.24
   ----
Net Asset Value, End
 of Period............    $15.93
                          ======
Total Return /(c)/ ...      1.53%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $97,133
 Ratio of Expenses to
  Average Net Assets..      1.37%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.27)%/(g)/
 Portfolio Turnover
  Rate................     137.4%/(k)/

                           2005/(E)/
                           ----
SMALLCAP BLEND FUND
-------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $15.69
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26
                            ----
 Total From Investment
            Operations      0.20
   ----
Net Asset Value, End
 of Period............    $15.89
                          ======
Total Return /(c)/ ...      1.27%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $25,241
 Ratio of Expenses to
  Average Net Assets..      2.22%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.13)%/(g)/
 Portfolio Turnover
  Rate................     137.4%/(k)/

                            2005          2004         2003         2002       2001/(J)/
                            ----          ----         ----         ----       ----
SMALLCAP BLEND FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $14.00        $12.96        $9.51       $10.38      $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)        (0.05)       (0.05)       (0.02)      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.31          1.12         3.50        (0.83)      (0.07)
                            ----          ----         ----        -----       -----
 Total From Investment
            Operations      2.25          1.07         3.45        (0.85)      (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.85)        (0.03)          --        (0.02)         --
 -----                     -----         -----                     -----
   Total Dividends and
         Distributions     (0.85)        (0.03)          --        (0.02)         --
 -----                     -----         -----                     -----
Net Asset Value, End
 of Period............    $15.40        $14.00       $12.96        $9.51      $10.38
                          ======        ======       ======        =====      ======
Total Return /(c)/ ...     16.49%         8.26%       36.28%       (8.23)%     (0.67)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $113,607       $77,396      $47,377      $17,167      $2,480
 Ratio of Expenses to
  Average Net Assets..      1.50%         1.58%        1.70%        1.70%       1.66%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...        --          1.58%/(h)/   1.84%/(h)/   1.70%/(h)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.42)%       (0.35)%      (0.48)%      (0.44)%     (0.35)%/(g)/
 Portfolio Turnover
  Rate................     137.4%/(k)/    98.5%       113.2%       108.8%      123.5%/(g)/

                            2005          2004         2003         2002       2001/(J)/
                            ----          ----         ----         ----       ----
SMALLCAP BLEND FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $14.38        $13.21        $9.60       $10.44      $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05          0.07         0.05         0.03        0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.39          1.13         3.56        (0.78)      (0.07)
                            ----          ----         ----        -----       -----
 Total From Investment
            Operations      2.44          1.20         3.61        (0.75)      (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --            --           --        (0.06)         --
 Distributions from
  Realized Gains......     (0.85)        (0.03)          --        (0.02)         --
 Excess Distributions
  from Capital Gains..        --            --           --        (0.01)         --
 ------                                                            -----
   Total Dividends and
         Distributions     (0.85)        (0.03)          --        (0.09)         --
 -----                     -----         -----                     -----
Net Asset Value, End
 of Period............    $15.97        $14.38       $13.21        $9.60      $10.44
                          ======        ======       ======        =====      ======
Total Return..........     17.42%         9.09%       37.60%       (7.34)%     (0.10)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $31,109       $15,702       $9,318       $4,681         $10
 Ratio of Expenses to
  Average Net Assets..      0.75%         0.75%        0.75%        0.74%       0.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.75%/(h)/   0.75%/(h)/   0.75%/(h)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.34%         0.47%        0.48%        0.66%       0.71%/(g)/
 Portfolio Turnover
  Rate................     137.4%/(k)/    98.5%       113.2%       108.8%      123.5%/(g)/

                            2005          2004         2003         2002       2001/(I)/
                            ----          ----         ----         ----       ----
SMALLCAP BLEND FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $14.51        $13.36        $9.74       $10.58      $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01          0.03         0.01         0.16        0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.41          1.15         3.61        (0.94)      (0.02)
                            ----          ----         ----        -----       -----
 Total From Investment
            Operations      2.42          1.18         3.62        (0.78)       0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --            --           --        (0.03)      (0.01)
 Distributions from
  Realized Gains......     (0.85)        (0.03)          --        (0.02)         --
 Excess Distributions
  from Capital Gains..        --            --           --        (0.01)         --
 ------                                                            -----
   Total Dividends and
         Distributions     (0.85)        (0.03)          --        (0.06)      (0.01)
  ----                     -----         -----                     -----       -----
Net Asset Value, End
 of Period............    $16.08        $14.51       $13.36        $9.74      $10.58
                          ======        ======       ======        =====      ======
Total Return..........     17.11%         8.84%       37.17%       (7.48)%      0.98%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,773        $5,456       $5,163         $202      $1,322
 Ratio of Expenses to
  Average Net Assets..      1.01%         1.01%        1.01%        1.00%       1.01%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.01%/(h)/   1.01%/(h)/   1.01%/(h)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.07%         0.22%        0.06%        0.19%       0.31%/(g)/
 Portfolio Turnover
  Rate................     137.4%/(k)/    98.5%       113.2%       108.8%      123.5%/(g)/

                            2005          2004         2003         2002       2001/(I)/
                            ----          ----         ----         ----       ----
SMALLCAP BLEND FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $14.40        $13.28        $9.69       $10.57      $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.01)         0.01         0.01         0.79        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.39          1.14         3.58        (1.63)      (0.01)
                            ----          ----         ----        -----       -----
 Total From Investment
            Operations      2.38          1.15         3.59        (0.84)       0.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --            --           --        (0.02)      (0.01)
 Distributions from
  Realized Gains......     (0.85)        (0.03)          --        (0.02)         --
 -----                     -----         -----                     -----
   Total Dividends and
         Distributions     (0.85)        (0.03)          --        (0.04)      (0.01)
  ----                     -----         -----                     -----       -----
Net Asset Value, End
 of Period............    $15.93        $14.40       $13.28        $9.69      $10.57
                          ======        ======       ======        =====      ======
Total Return..........     16.96%         8.66%       37.05%       (7.98)%      0.88%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $28           $16          $14          $10      $1,322
 Ratio of Expenses to
  Average Net Assets..      1.13%         1.13%        1.13%        1.12%       1.13%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.13%/(h)/   1.13%/(h)/   1.12%/(h)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.05)%        0.10%        0.10%        0.07%       0.33%/(g)/
 Portfolio Turnover
  Rate................     137.4%/(k)/    98.5%       113.2%       108.8%      123.5%/(g)/


See accompanying notes.



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.54, $.55, $.55 and $.55 per share, respectively, from November 28, 2000 through December 5, 2000.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.
/(k) /Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005            2004         2003        2002       2001/(J)/
                           ----            ----         ----        ----       ----
SMALLCAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $16.22          $14.78       $10.56      $10.62      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01           (0.05)          --        0.05        0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.64            1.96         4.22        0.40        0.37
                           ----            ----         ----        ----        ----
 Total From Investment
            Operations     2.65            1.91         4.22        0.45        0.44
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --              --           --       (0.04)      (0.03)
 Distributions from
  Realized Gains......    (1.40)          (0.47)          --       (0.47)         --
 -----                    -----           -----                    -----
   Total Dividends and
         Distributions    (1.40)          (0.47)          --       (0.51)      (0.03)
  ----                    -----           -----                    -----       -----
Net Asset Value, End
 of Period............   $17.47          $16.22       $14.78      $10.56      $10.62
                         ======          ======       ======      ======      ======
Total Return..........    16.98%          13.20%       40.02%       3.98%       4.89%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,033          $4,111         $891      $1,145      $1,328
 Ratio of Expenses to
  Average Net Assets..     1.32%           1.32%        1.32%       1.31%       1.32%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --            1.32%/(i)/   1.32%/(i)/  1.32%/(i)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.05%          (0.31)%       0.04%       0.36%       0.64%/(g)/
 Portfolio Turnover
  Rate................    133.7%          163.5%       221.7%      134.3%       89.1%/(g)/

                           2005            2004         2003        2002       2001/(J)/
                           ----            ----         ----        ----       ----
SMALLCAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $16.14          $14.74       $10.55      $10.60      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)          (0.07)       (0.01)       0.04        0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.63            1.94         4.20        0.40        0.36
                           ----            ----         ----        ----        ----
 Total From Investment
            Operations     2.61            1.87         4.19        0.44        0.42
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --              --           --       (0.02)      (0.03)
 Distributions from
  Realized Gains......    (1.40)          (0.47)          --       (0.47)         --
 -----                    -----           -----                    -----
   Total Dividends and
         Distributions    (1.40)          (0.47)          --       (0.49)      (0.03)
  ----                    -----           -----                    -----       -----
Net Asset Value, End
 of Period............   $17.35          $16.14       $14.74      $10.55      $10.60
                         ======          ======       ======      ======      ======
Total Return..........    16.81%          12.96%       39.72%       3.90%       4.69%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,266          $1,949         $650        $891      $1,326
 Ratio of Expenses to
  Average Net Assets..     1.50%           1.50%        1.50%       1.49%       1.50%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --            1.50%/(i)/   1.50%/(i)/  1.50%/(i)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.13)%         (0.47)%      (0.14)%      0.19%       0.47%/(g)/
 Portfolio Turnover
  Rate................    133.7%          163.5%       221.7%      134.3%       89.1%/(g)/

                           2005
                           ----
SMALLCAP VALUE FUND
-------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $16.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.54
                           ----
 Total From Investment
            Operations     2.50
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (1.40)
                          -----
   Total Dividends and
         Distributions    (1.40)
                          -----
Net Asset Value, End
 of Period............   $17.39
                         ======
Total Return..........    15.97%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $12
 Ratio of Expenses to
  Average Net Assets..     1.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.27)%
 Portfolio Turnover
  Rate................    133.7%

                          2005/(E)/
                          ----
SMALLCAP VALUE FUND
-------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $16.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.52
                           ----
 Total From Investment
            Operations     0.51
  ---
Net Asset Value, End
 of Period............   $17.49
                         ======
Total Return /(c)/ ...     3.00%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,302
 Ratio of Expenses to
  Average Net Assets
  /(l)/ ..............     1.70%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.18)%/(g)/
 Portfolio Turnover
  Rate................    133.7%

                          2005/(E)/
                          ----
SMALLCAP VALUE FUND
-------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $16.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.62
                           ----
 Total From Investment
            Operations     0.57
  ---
Net Asset Value, End
 of Period............   $17.55
                         ======
Total Return /(c)/ ...     3.36%/(h)(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $439
 Ratio of Expenses to
  Average Net Assets
  /(l)/ ..............     2.45%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.82)%/(g)/
 Portfolio Turnover
  Rate................    133.7%

                           2005            2004         2003        2002       2001/(K)/
                           ----            ----         ----        ----       ----
SMALLCAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $15.88          $14.53       $10.42      $10.48      $10.64
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)          (0.09)       (0.04)      (0.01)         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.57            1.91         4.15        0.42       (0.16)
                           ----            ----         ----        ----       -----
 Total From Investment
            Operations     2.54            1.82         4.11        0.41       (0.16)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (1.40)          (0.47)          --       (0.47)         --
 -----                    -----           -----                    -----
   Total Dividends and
         Distributions    (1.40)          (0.47)          --       (0.47)         --
 -----                    -----           -----                    -----
Net Asset Value, End
 of Period............   $17.02          $15.88       $14.53      $10.42      $10.48
                         ======          ======       ======      ======      ======
Total Return /(c)/ ...    16.63%          12.80%       39.44%       3.65%      (1.04)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $46,466         $26,756      $12,945      $4,953        $749
 Ratio of Expenses to
  Average Net Assets..     1.56%           1.65%        1.70%       1.69%       1.66%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.56%           1.65%/(i)/   2.14%/(i)/  1.70%/(i)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.19)%         (0.62)%      (0.35)%     (0.07)%      0.12%/(g)/
 Portfolio Turnover
  Rate................    133.7%          163.5%       221.7%      134.3%       89.1%/(g)/

                           2005            2004         2003        2002       2001/(K)/
                           ----            ----         ----        ----       ----
SMALLCAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $16.20          $14.68       $10.48      $10.54      $10.64
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11            0.04         0.07        0.12        0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.63            1.95         4.20        0.39       (0.11)
                           ----            ----         ----        ----       -----
 Total From Investment
            Operations     2.74            1.99         4.27        0.51       (0.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --              --        (0.07)      (0.10)         --
 Distributions from
  Realized Gains......    (1.40)          (0.47)          --       (0.47)         --
 -----                    -----           -----                    -----
   Total Dividends and
         Distributions    (1.40)          (0.47)       (0.07)      (0.57)         --
 ----                     -----           -----        -----       -----
Net Asset Value, End
 of Period............   $17.54          $16.20       $14.68      $10.48      $10.54
                         ======          ======       ======      ======      ======
Total Return..........    17.61%          13.86%       40.94%       4.60%      (0.47)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $46,908         $20,973      $10,493      $9,641      $1,144
 Ratio of Expenses to
  Average Net Assets..     0.75%           0.75%        0.75%       0.74%       0.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --            0.75%/(i)/   0.75%/(i)/  0.75%/(i)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.64%           0.28%        0.62%       0.88%       0.79%/(g)/
 Portfolio Turnover
  Rate................    133.7%          163.5%       221.7%      134.3%       89.1%/(g)/

                           2005            2004         2003        2002       2001/(J)/
                           ----            ----         ----        ----       ----
SMALLCAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $16.31          $14.82       $10.58      $10.64      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06              --         0.04        0.11        0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.66            1.96         4.24        0.37        0.31
                           ----            ----         ----        ----        ----
 Total From Investment
            Operations     2.72            1.96         4.28        0.48        0.46
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --              --        (0.04)      (0.07)      (0.03)
 Distributions from
  Realized Gains......    (1.40)          (0.47)          --       (0.47)         --
 -----                    -----           -----                    -----
   Total Dividends and
         Distributions    (1.40)          (0.47)       (0.04)      (0.54)      (0.03)
                          -----           -----        -----       -----       -----
Net Asset Value, End
 of Period............   $17.63          $16.31       $14.82      $10.58      $10.64
                         ======          ======       ======      ======      ======
Total Return..........    17.35%          13.51%       40.56%       4.29%       5.09%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,672          $5,755       $1,139      $1,056      $1,330
 Ratio of Expenses to
  Average Net Assets..     1.01%           1.01%        1.01%       1.00%       1.01%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --            1.01%/(i)/   1.01%/(i)/  1.01%/(i)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.37%           0.01%        0.34%       0.67%       1.18%/(g)/
 Portfolio Turnover
  Rate................    133.7%          163.5%       221.7%      134.3%       89.1%/(g)/

                           2005            2004         2003        2002       2001/(J)/
                           ----            ----         ----        ----       ----
SMALLCAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $16.27          $14.80       $10.57      $10.63      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04           (0.02)        0.02        0.10        0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.65            1.96         4.24        0.37        0.37
                           ----            ----         ----        ----        ----
 Total From Investment
            Operations     2.69            1.94         4.26        0.47        0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --              --        (0.03)      (0.06)      (0.03)
 Distributions from
  Realized Gains......    (1.40)          (0.47)          --       (0.47)         --
 -----                    -----           -----                    -----
   Total Dividends and
         Distributions    (1.40)          (0.47)       (0.03)      (0.53)      (0.03)
                          -----           -----        -----       -----       -----
Net Asset Value, End
 of Period............   $17.56          $16.27       $14.80      $10.57      $10.63
                         ======          ======       ======      ======      ======
Total Return..........    17.20%          13.39%       40.34%       4.17%       4.99%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $583            $326         $187        $876      $1,330
 Ratio of Expenses to
  Average Net Assets..     1.13%           1.13%        1.12%       1.11%       1.13%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --            1.13%/(i)/   1.13%/(i)/  1.12%/(i)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.26%          (0.10)%       0.23%       0.56%       0.83%/(g)/
 Portfolio Turnover
  Rate................    133.7%          163.5%       221.7%      134.3%       89.1%/(g)/


See accompanying notes.



                        FINANCIAL HIGHLIGHTS (CONTINUED)
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /During 2005, the Fund processed a significant (relative to the Class) "As
  Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
/(i) /Expense ratio without commission rebates.
/(j) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.20 per share from November 29, 2000 through December 5, 2000.
/(k) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.04 per share from February 27, 2001 through February 28, 2001.
/(l) /Reflects Manager's contractual expense limit.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004       2003       2002          2001
                            ----          ----       ----       ----          ----
TAX-EXEMPT BOND FUND
--------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.48        $12.31     $12.29     $12.10        $11.65
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.46          0.46       0.47      0.48/(d)/      0.54
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.25)         0.18       0.05      0.18/(d)/      0.51
   ----                                   ----       ----      ----           ----
 Total From Investment
            Operations      0.21          0.64       0.52       0.66          1.05
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.44)        (0.44)     (0.45)     (0.47)        (0.55)
 Distributions from
  Realized Gains......     (0.39)        (0.03)     (0.05)        --         (0.05)
  -----                                  -----      -----                    -----
   Total Dividends and
         Distributions     (0.83)        (0.47)     (0.50)     (0.47)        (0.60)
  ----                                   -----      -----      -----         -----
Net Asset Value, End
 of Period............    $11.86        $12.48     $12.31     $12.29        $12.10
                          ======        ======     ======     ======        ======
Total Return /(b)/ ...      1.73%         5.31%      4.25%      5.64%         9.28%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $156,023      $166,930   $178,379   $183,100      $167,016
 Ratio of Expenses to
  Average Net
  Assets/(c)/ ........      0.78%         0.76%      0.81%      0.77%         0.82%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.80%         3.72%      3.71%      4.02%/(d)/    4.59%
 Portfolio Turnover
  Rate................      54.2%         70.3%      31.2%      60.0%         51.8%

                            2005          2004       2003       2002          2001
                            ----          ----       ----       ----          ----
TAX-EXEMPT BOND FUND
--------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.55        $12.36     $12.32     $12.16        $11.71
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.42          0.41       0.38      0.38/(e)/      0.48
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.25)         0.15       0.07      0.17/(e)/      0.51
                           -----          ----       ----      ----           ----
 Total From Investment
            Operations      0.17          0.56       0.45       0.55          0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)        (0.34)     (0.36)     (0.39)        (0.49)
 Distributions from
  Realized Gains......     (0.39)        (0.03)     (0.05)        --         (0.05)
  -----                                  -----      -----                    -----
   Total Dividends and
         Distributions     (0.78)        (0.37)     (0.41)     (0.39)        (0.54)
  ----                                   -----      -----      -----         -----
Net Asset Value, End
 of Period............    $11.94        $12.55     $12.36     $12.32        $12.16
                          ======        ======     ======     ======        ======
Total Return /(b)/ ...      1.40%         4.88%      3.68%      4.67%         8.70%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $7,849       $10,742    $13,254    $13,848       $12,122
 Ratio of Expenses to
  Average Net
  Assets/(c)/ ........      1.13%         1.15%      1.44%      1.60%         1.33%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      1.13%/(c)/      --         --         --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.44%         3.32%      3.07%      3.19%/(e)/    4.07%
 Portfolio Turnover
  Rate................      54.2%         70.3%      31.2%      60.0%         51.8%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Effective July 1, 2005, the Manager has contractually agreed to limit the Fund's expenses to ensure the expenses do not exceed 0.76% and 1.15% for Class A and
        Class B respectively.
/(d) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. There was no effect to the Class A per share net investment income or net realized and unrealized gain (loss) on investments for the year ended October 31, 2002. The ratio of net investment income to average net assets increased by .06%. Prior periods have not been restated to reflect this change in presentation.
/(e) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. There was no effect to the Class B per share net investment income or net realized and unrealized gain (loss) on investments for the year ended October 31, 2002. The ratio of net investment income to average net assets increased by .06%. Prior periods have not been restated to reflect this change in presentation.

See accompanying notes.

                                   REPORT OF

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and
Shareholders
Principal Investors Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Investors Fund, Inc. (comprising, respectively, Bond & Mortgage Securities Fund, Disciplined LargeCap Blend Fund, Diversified International Fund, Equity Income Fund, Government & High Quality Bond Fund, Inflation Protection Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, Money Market Fund, Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Growth Fund I, Partners MidCap Value Fund, Partners SmallCap Growth Fund II, Preferred Securities Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, Short-Term Bond Fund, SmallCap Blend Fund, SmallCap Value Fund and Tax-Exempt Bond Fund) as of October 31, 2005, and the related statements of operations, cash flows, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the management of Principal Investors Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Principal Investors Fund, Inc.'s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Principal Investors Fund, Inc.'s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Principal Investors Fund, Inc. at October 31, 2005, the results of their operations, their cash flows, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


 /s/ Ernst & Young




Des Moines, Iowa
December 2, 2005

FUND DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with the Principal Variable Contracts Fund, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be "interested persons" as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

THE FOLLOWING DIRECTORS ARE CONSIDERED NOT TO BE "INTERESTED PERSONS" AS DEFINED

IN THE 1940 ACT .

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                  FUND             OTHER
                                                                COMPLEX        DIRECTORSHIPS
NAME, POSITION HELD WITH THE FUND,  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY
    ADDRESS, AND YEAR OF BIRTH        DURING PAST 5 YEARS       DIRECTOR         DIRECTOR*
    --------------------------        -------------------       --------         ---------


                        Principal, EBA Associates since 1998.         86        The McClatchy Company

 Elizabeth Ballantine
 Director since 2004
 Member, Audit and
 Nominating Committee
 1113 Basil Road,
 McClean, Virginia
 1948


                                                                      86                None
                        Attorney. Vice President, Deere and
 James D. Davis         Company, Retired.
 Director since 1974
 Member, Audit and
 Nominating Committee
 4940 Center Court,
 Bettendorf, Iowa
 1934

                                                      86
 Richard W. Gilbert                                              Calamos Asset
 Director since 1985                                            Management, Inc.
 Member, Audit and       President, Gilbert
 Nominating Committee    Communications, Inc.
 5040 Arbor Lane,        since 1993.
 #302, Northfield,
 Illinois.
 1940

                                                      86             None

                         Executive Vice
 Mark A. Grimmett        President and CFO,
 Director since 2004     Merle Norman
 Member, Audit and       Cosmetics, Inc. since
 Nominating Committee    2000.
 6310 Deerfield Avenue
 San Gabriel,
 California
 1960

                                                      86                    None


 Fritz S. Hirsch
 Director since 2005     President, Sassy,
 Member, Audit and       Inc. since 1986.
 Nominating Committee
 Suite 203, 2101
 Waukegan Road
 Bannockburn, Illinois
 1951


                                                      86        Casey's General Stores, Inc.

 William C. Kimball
 Director since 1999     Chairman and CEO,
 Member, Audit and       Medicap Pharmacies,
 Nominating Committee    Inc. Retired.
 3094 104th,
 Urbandale, Iowa
 1947

                                                      86              None
 Barbara A. Lukavsky
 Director since 1987
 Member, Audit and
 Nominating Committee    President and CEO,
 Member, Executive       Barbican Enterprises,
 Committee               Inc. since 1997.
 100 Market Street,
 #314, Des Moines,
 Iowa
 1940


  * Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

THE FOLLOWING DIRECTORS ARE CONSIDERED TO BE "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, AS AMENDED, BECAUSE OF AN AFFILIATION WITH THE MANAGER AND

PRINCIPAL LIFE. .

                         Director, Principal
                         Management
                         Corporation and
                         Princor Financial
                         Services Corporation
                         ("Princor") since
                         1998. President,                              None
 John E. Aschenbrenner   Insurance and
 Director since 1998     Financial Services,
 1949                    Principal Life since
                         2003. Executive Vice
                         President, 2000-2003.
                         Prior thereto, Senior
                         Vice President.

                         Director and
                         President, Princor
                         and Principal
 Ralph C. Eucher         Management
 Director and            Corporation, since
 President since 1999    1999. Senior Vice                             None
 Member, Executive       President, Principal
 Committee               Life, since 2002.
 1952                    Prior thereto, Vice
                         President.

                         Chairman and
                         Director, Princor and
                         Principal Management
 Larry D. Zimpleman      Corporation since                             None
 Director and Chairman   2002. President,
 of the Board since      Retirement and
 2001                    Investor Services,
 Member, Executive       Principal Life since
 Committee               2003. Executive Vice
 1951                    President, 2001-2003.
                         Prior thereto, Senior
                         Vice President.






The Audit and Nominating Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominates all candidates who are not "interested persons" of the Fund for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Additional information about the Fund is available in the Prospectuses dated March 1, 2005, May 16, 2005, and the Statement of Additional Information dated March 1, 2005. These documents may be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


PROXY VOTING POLICIES


A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent period ended June 30 may be obtained free of charge by telephoning Princor Financial Services Corporation at 1-800-247-4123 or at www.sec.gov.


SCHEDULES OF INVESTMENTS


The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund's Form N-Q can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. or on the Commission's website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.


BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires the Board of Directors (the "Board") of Principal Investors Fund, Inc. ("PIF"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of PIF, as defined in the 1940 Act (the "Independent Directors"), annually to review and consider the continuation of: (i) the management agreement (the "Management Agreement") with Principal Management Corporation (the "Manager") as it relates to each series of PIF (each series is referred to as a "Fund") (ii) the investment sub-advisory agreements (the "Subadvisory Agreements") between the Manager and each of Alliance Capital Management L.P.; American Century Investment Management, Inc.; Ark Asset Management Co., Inc.; Barrow, Hanley, Mewhinney & Strauss; Alliance Bernstein Investment Research and Management; Columbus Circle Investors; Dimensional Fund Advisors, Inc.; Emerald Advisors, Inc.; Fidelity Management and Research Company; Goldman Sachs Asset Management, L.P.; Grantham, Mayo, Van Otterloo & Co., LLC; J.P. Morgan Investment Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Mazama Capital Management, Inc.; Mellon Equity Associates, LLP; Morgan Stanley; Neuberger Berman Management, Inc.; Post Advisory Group, LLC; Principal Real Estate Investors, LLC; Principal Global Investors, LLC; Spectrum Asset Management, Inc.; T. Rowe Price Associates, Inc.; Turner Investment Partners, Inc.; UBS Global Asset Management (Americas), Inc.; Vaughan Nelson Investment Management, LP; and Wellington Management Company, LLP. (the "Subadvisers").
 The Management Agreement and the Subadvisory Agreements are collectively referred to as the "Advisory Agreements."

BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)


At a meeting held on September 12, 2005, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On September 11, 2005, the Independent Directors also met in executive session with their independent legal counsel.
 In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Fund as well as the investment performance of a broader based industry category defined by Morningstar, Inc ("Morningstar Category") and a market index, (ii) management fees and the expense ratio for each Fund compared to a narrow peer group of mutual funds identified by management as competitor funds from a marketing perspective ("Narrow Peer Group") and the mutual funds in a broader based, industry category defined by Lipper Analytical Services, Inc. ("Lipper Category"), (iii) fee schedules applicable to the Manager's and the Sub-Advisers' other clients, (iv) the Manager's financial results and condition, including its profitability from services it performed for each Fund, (v) a comparison of the management fee and expense ratio for each Fund at current asset levels to the management fee and expense ratios for the Narrow Peer Group and the funds in the Lipper Category
(vi) an analysis of the Manager's and each Subadviser's allocation of the benefits of economies of scale (vii) the Manager's and each Subadvisers' record of compliance with applicable laws and regulations, and with each Fund's investment policies and restrictions, (viii) the nature and character of the services the Manager and each Subadviser provides to each Fund.



NATURE, EXTENT AND QUALITY OF SERVICES . With regard to the Manager, the Board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager's personnel, the resources made available to such personnel and the Manager's ability to attract and retain high-quality personnel. The Board also considered the Manager's rigorous program for identifying, recommending, monitoring and replacing Sub-Advisers.
 With regard to each Sub-Adviser, the Board considered the reputation, qualifications and background of each Sub-Adviser, the experience and skills of each Sub-Adviser's investment personnel, the resources made available to such personnel and each Sub-Adviser's compliance with each Fund's investment policies and compliance in general. Based on these factors, as well as those referred to below, the Board concluded that the nature, quality and extent of the investment advisory services the Manager and each Sub-Adviser provides to each Fund were sufficient to support renewal of the Advisory Agreements.



INVESTMENT PERFORMANCE . The Board considered the performance results for each Fund over various time periods. The Board also considered these results in comparison to the performance of the funds in the Morningstar Category of which each Fund is a member, as well as each Fund's market index. The Board also considered whether each Fund's performance results were consistent with the Fund's investment objectives and policies. The Board concluded that, with regard to each Fund, performance results were satisfactory.



INVESTMENT MANAGEMENT AND SUB-ADVISORY FEES AND EXPENSES . The Board considered the management fees and total expense ratios for each Fund. The Board received information, based on data supplied by Lipper Analytical Services, comparing each Fund's management fees (at current asset levels and at theoretical asset levels) and expense ratio (at current asset levels) to advisory fees and expense ratios of both the Narrow Peer Group and the Lipper Category. For most Fund's, management fees and expense ratios were within the third quartile or better when compared to their Lipper Category, which the Board considered reasonable. For Funds with management fees or expense ratios within the fourth quartile, the Board concluded, taking into account all relevant factors, that the management fees and expense ratios were reasonable.


The Board also considered each Fund's management fee rate as compared to management fees charged by the Manager for comparable mutual funds.


On the basis of the information provided, the Board concluded that the management fee schedules and expense ratios for each Fund were reasonable and appropriate in light of the quality of services provided by the Manager and other relevant factors.


The Board also considered each Fund's subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data the Manager supplied, which compared the subadvisory fees to available information about funds in the Lipper Category. The Board noted that, where data on the ranking of the subadvisory fees was available, the subadvisory fees of each Fund ranked among the lowest 75 percent relative to the Lipper Category. In the case of each Fund for which such data was not available, the Board reviewed the management fee and total expense ratio for reasonableness, taking into account whether the Sub-Adviser was charging a higher fee to the Fund than to its comparable clients.


For the Subadvisers that reported fees for "Other Clients" with comparable investment policies and receiving comparable services, the Board noted that most Sub-Advisers did not charge higher fees to the Manager than they charged to their Other Clients. For the Subadvisers that charged higher fees to the Manager than to their Other Clients, the Board noted that, based on representations made by those Subadvisers, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.


Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.



PROFITABILITY . The Board reviewed the Manager's detailed analysis of its profitability, including the estimated direct and indirect costs the Manager incurs in providing service with regard to each Fund under the Management Agreement as well as its profitability from other relationships between the Manager, its affiliates and each Fund. The Board reviewed data on the profitability to each Sub-Adviser affiliated with the Manager ("Affiliated Sub-Adviser") for each Fund that has an Affiliated Sub-Adviser (except those Funds that did not have a one-year history with the Affiliated Sub-Adviser).
 The Board concluded that the profitability to the Manager from the management of each Fund and the profitability to each Affiliated Sub-Adviser in connection with the investment advisory services each provides to certain Funds were not unreasonable.


The Board noted that the Manager compensates each Unaffiliated Sub-Adviser from its own management fees and that the fees were competitive. In addition, the Board noted that the Subadvisory Agreements for each Unaffiliated Sub-Adviser were negotiated at arm's length between the Manager and each Unaffiliated Sub-Adviser. Accordingly, the Board concluded that it need not review estimated levels of profits to the Unaffiliated Sub-Advisers in order to conclude, as it did, that profitability to the Unaffiliated Sub-Advisers was not unreasonable.

BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)



EONOMIES OF SCALE . The Board considered whether there are economies of scale with respect to the management of each Fund and whether each Fund benefits from any such economies of scale through breakpoints in fees. The Board also reviewed the level at which breakpoints occur and the amount of the reduction.
 The Board also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of each Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.


The Board noted that the management fees for the PIF LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund (the "Index Funds") and the Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund and Principal LifeTime Strategic Income Fund (the "LifeTime Funds") do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each Index Fund has a relatively low basis-point fee for initial assets and the Board concluded that the Index Funds do not generate sufficient economies of scale at their current asset size to justify a breakpoint at this time. For the LifeTime Funds, the Board noted that the underlying funds that these funds-of-funds invest in contain breakpoints that pass through economies of scale to the shareholders.


The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under each Subadvisory Agreement is reasonable in relation to the asset size of each Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.



OTHER BENEFITS TO THE MANAGER . The Board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Sub-Advisor receive as a result of their relationship with PIF, including each Subadviser's soft dollar practices. The Board concluded that, taking into account any incidental benefits the Manager and each Subadviser receive, the management and subadvisory fees for each Fund were reasonable.



OVERALL CONCLUSIONS . Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

                         FEDERAL INCOME TAX INFORMATION
                         PRINCIPAL INVESTORS FUND, INC.
                          OCTOBER 31, 2005 (UNAUDITED)
 -------------------------------------------------------------------------------
LONG TERM CAPITAL GAIN DIVIDENDS. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2005. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.



DIVIDEND RECEIVED DEDUCTION . For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2005 that qualifies for the dividend received deduction is as follows:

                         DEDUCTIBLE                                 DEDUCTIBLE
                         PERCENTAGE                                 PERCENTAGE
 Discplined LargeCap         53%     Partners LargeCap Value Fund      100%
 Blend Fund
 Equity Income Fund          61%      Partners MidCap Value Fund        24%
 LargeCap Growth Fund       100%     Preferred Securities Fund           1%
 LargeCap S&P 500 Index     100%     Principal LifeTime 2010 Fund        9%
 Fund
 LargeCap Value Fund         82%     Principal LifeTime 2020 Fund       12%
 MidCap Blend Fund           97%     Principal LifeTime 2030 Fund       17%
 Partners LargeCap           68%     Principal LifeTime 2040 Fund       22%
 Blend Fund
 Partners LargeCap          100%     Principal LifeTime 2050 Fund       28%
 Blend Fund I
 Partners LargeCap           51%     Principal LifeTime Strategic        5%
 Growth Fund I                       Income Fund
 Partners LargeCap           86%     SmallCap Blend Fund                70%
 Growth Fund II
                                     SmallCap Value Fund                 8%






QUALIFIED DIVIDEND INCOME . For the fiscal year ended October 31, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2005, taxed at a maximum rate of 15% is as follows:

                                                        PERCENTAGE                                 PERCENTAGE
 Disciplined LargeCap Blend Fund                            53%     Partners LargeCap Growth           97%
                                                                    Fund II
 Diversified International Fund                             95%     Partners LargeCap Value Fund      100%
 Equity Income Fund                                         90%      Partners MidCap Value Fund        26%
 International Emerging Markets Fund                        71%     Preferred Securities Fund           4%
 LargeCap Growth Fund                                      100%     Principal LifeTime 2010 Fund        7%
 LargeCap S&P 500 Index Fund                               100%     Principal LifeTime 2020 Fund       11%
 LargeCap Value Fund                                        82%     Principal LifeTime 2030 Fund       18%
 MidCap Blend Fund                                          98%     Principal LifeTime 2040 Fund       25%
  Partners LargeCap Blend Fund                              68%     Principal LifeTime 2050 Fund       35%
  Partners LargeCap Blend Fund I                           100%     Principal LifeTime Strategic        3%
                                                                    Income Fund
  Partners LargeCap Growth Fund I                           53%     SmallCap Blend Fund                71%
                                                                     SmallCap Value Fund                8%





TAX-EXEMPT DIVIDENDS. Dividends from the Tax-Exempt Bond Fund were exempt from federal income taxation for non-corporate shareholders.

FOREIGN TAXES PAID. Diversified International Fund and International Emerging Markets Fund elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. The total amount of foreign taxes passed through to shareholders for the year ended October 31, 2005 totals $.0104 and $.0395 per share, respectively.



This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you receive from the Fund's transfer agent.

                                      391
         SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL INVESTORS FUND, INC.
                                HELD MAY 26, 2005
1.  Election of the Board of Directors:

                            For              Withheld

    Aschenbrenner      1,385,462,718         20,257,381
    Ballantine         1,386,223,863         19,496,235
    Davis              1,382,939,918         22,780,181
    Eucher             1,384,666,889         21,053,210
    Gilbert            1,386,344,622         19,375,477
    Grimmett           1,385,786,889         19,933,210
    Kimball            1,386,586,846         19,133,253
    Lukavsky           1,385,701,490         20,018,609
    Zimpleman          1,384,696,221         21,023,878


2.  Approval of a Sub-Advisory or Sub-Sub-Advisory Agreement:


    2A.  With Columbus Circle Investors as sub-advisor:

                                                      In Favor            Opposed             Abstain          Broker Non-Vote

           LargeCap Growth                          29,306,437            362,351             42,192                  0


    2C. With Spectrum Asset Management, Inc. as sub-sub-advisor:

                                                      In Favor            Opposed             Abstain          Broker Non-Vote

           Bond & Mortgage Securities                71,039,923          1,184,714          1,144,404                 0

    2D. With Post Advisory Group, LLC as a sub-sub-advisor:

                                                      In Favor            Opposed             Abstain          Broker Non-Vote

           Bond & Mortgage Securities                71,071,633          1,147,118           1,150,290                0


3. Approval of reclassifying the investment objective of each Fund as a "non-fundamental" policy which may be changed without shareholder approval:

                                                      In Favor             Opposed            Abstain          Broker Non-Vote

     Bond & Mortgage Securities...................... 69,659,481           2,982,879          705,212               21,468
     Disciplined LargeCap Blend...................... 25,422,088                   0                0                    0
     Diversified International....................... 10,314,482           1,113,368          223,202                3,409
     Government Securities........................... 10,193,862           1,191,000          279,849               20,033
     High Quality Short-Term Bond....................  3,986,685             412,315          153,368               11,364
     Inflation Protection............................  3,682,537               4,730                0                    0
     International Emerging Markets..................  2,270,180             349,852           72,802                1,055
     LargeCap Growth................................. 28,992,590             646,667           42,192                    0
     LargeCap S&P 500 Index.......................... 45,973,269           7,556,658        1,941,638              105,795
     LargeCap Value.................................. 14,162,440             273,079           65,093                    0
     MidCap Blend....................................  7,491,573           1,210,896          210,769               10,785
     Money Market....................................214,678,190          32,506,073        6,558,078                    0
     Partners LargeCap Blend......................... 58,487,582           1,632,772          719,640                7,542
     Partners LargeCap Blend I.......................  3,747,877             521,775           53,187                    0
     Partners LargeCap Growth I...................... 96,958,070             876,770          345,668               16,201
     Partners LargeCap Growth II..................... 37,328,025           1,142,661          170,685                    0
     Partners LargeCap Value......................... 106,126,502          1,601,935          469,145                9,363
     Partners MidCap Growth..........................  3,861,528             694,693          111,804               35,313
     Partners MidCap Growth I........................ 13,712,833               6,223                0                    0
     Partners MidCap Value........................... 28,139,790             533,587          234,509               33,665
     Partners MidCap Value I......................... 32,370,103              25,770                0                    0
     Partners SmallCap Growth II..................... 37,294,307             532,735           33,772                    0
     Preferred Securities............................ 22,406,005             108,162           47,084              361,923
     Principal LifeTime 2010......................... 33,149,359           1,102,024          506,353                    0
     Principal LifeTime 2020......................... 50,748,399           1,526,435          755,762                    0
     Principal LifeTime 2030......................... 43,068,858           2,112,296          540,563                  159
     Principal LifeTime 2040......................... 16,682,178             648,828          337,224                    0
     Principal LifeTime 2050.........................  8,148,670             253,035           50,495                    0
     Principal LifeTime Strategic Income............. 16,435,709             369,510           48,013                    0
     Real Estate Securities.......................... 23,766,836           1,093,115          303,730               19,354
     SmallCap Blend..................................  6,749,274             941,957          234,649                    0
     SmallCap Value..................................  4,127,335             390,108           43,418               15,675

4. Approval of Amendments to the Fund's Articles of Incorporation to authorize the Board of Directors, without shareholder approval, to:

    4A.  Approve combinations of Fund portfolios:


                                  In Favor             Opposed            Abstain         Broker Non-Vote

                                1,321,349,002        66,453,185         17,125,431            792,487

    4B. Liquidate the assets attributable to a portfolio or a class of shares and terminate the portfolio or class of shares:

                                  In Favor             Opposed            Abstain         Broker Non-Vote

                                1,309,084,778        78,027,989         17,814,850            792,481

    4C. Designate a class of shares of a portfolio as a separate series of the
Fund:

                                  In Favor             Opposed            Abstain         Broker Non-Vote

                                1,330,582,787        58,530,583         15,814,247            792,481

5. Approval of a proposal to permit Principal Management Corporation to select and contract with sub-advisors for certain Funds after approval by the Board of Directors but without obtaining shareholder approval:

                                                      In Favor             Opposed            Abstain          Broker Non-Vote

     Bond & Mortgage Securities....................   70,434,300           2,292,911          620,361               21,468
     Diversified International.....................   10,673,897             780,739          196,416                3,409
     Government Securities.........................   10,596,122             829,198          239,391               20,033
     High Quality Short-Term Bond..................    4,181,059             345,818           25,490               11,364
     International Emerging Markets................    2,333,595             300,025           59,215                1,055
     LargeCap Growth...............................   29,053,369             606,044           51,567                    0
     LargeCap S&P 500 Index........................   47,982,352           5,676,515        1,812,698              105,795
     LargeCap Value................................   14,239,240             185,584           75,788                    0
     MidCap Blend..................................    7,925,136             800,451          187,650               10,785
     Money Market..................................  220,092,979          26,781,150        6,868,212                    0
     Principal LifeTime 2010.......................   33,282,044             935,062          540,629                    0
     Principal LifeTime 2020.......................   51,255,195           1,021,984          762,917                    0
     Principal LifeTime 2030.......................   43,550,687           1,503,427          667,603                  159
     Principal LifeTime 2040.......................   16,898,197             611,519          158,513                    0
     Principal LifeTime 2050.......................    8,278,194             149,755           24,251                    0
     Principal LifeTime Strategic Income...........   16,534,455             284,554           34,221                    0
     Real Estate Securities........................   24,151,092             809,628          202,961               19,354
     SmallCap Blend................................    7,032,309             760,710          132,861                    0
     SmallCap Value................................    4,234,380             287,208           39,272               15,675

6. Approval of changes to the fundamental investment restrictions of the Fund with respect to borrowing:

                                                      In Favor             Opposed            Abstain          Broker Non-Vote

     Bond & Mortgage Securities...................... 69,661,025           2,821,249          865,299               21,468
     Disciplined LargeCap Blend...................... 25,422,088                   0                0                    0
     Diversified International....................... 10,463,925             860,044          327,083                3,409
     Government Securities........................... 10,204,813           1,098,279          361,619               20,033
     High Quality Short-Term Bond....................  3,885,690             608,787           57,891               11,364
     Inflation Protection............................  3,677,041               6,554            3,671                    0
     International Emerging Markets..................  2,326,111             281,567           85,156                1,055
     LargeCap Growth................................. 29,012,822             581,433          116,726                    0
     LargeCap S&P 500 Index.......................... 47,552,157           5,790,579        2,128,830              105,795
     LargeCap Value.................................. 14,089,075             325,974           85,563                    0
     MidCap Blend....................................  7,715,189             796,280          401,769               10,785
     Money Market....................................214,891,341          26,981,238       11,869,761                    0
     Partners LargeCap Blend......................... 58,801,974           1,400,955          637,066                7,542
     Partners LargeCap Blend I.......................  3,563,061             718,188           41,590                    0
     Partners LargeCap Growth I...................... 97,094,071             716,775          369,661               16,201
     Partners LargeCap Growth II..................... 37,199,633           1,029,515          412,223                    0
     Partners LargeCap Value.........................106,293,006           1,194,548          710,028                9,363
     Partners MidCap Growth..........................  3,836,320             578,581          253,123               35,313
     Partners MidCap Growth I........................ 13,694,758              24,298                0                    0
     Partners MidCap Value........................... 28,093,906             473,570          340,410               33,665
     Partners SmallCap Growth II..................... 37,297,799             436,309          126,706                    0
     Preferred Securities............................ 22,404,141             108,118           48,992              361,923
     Principal LifeTime 2010......................... 33,059,017           1,023,786          674,932                    0
     Principal LifeTime 2020......................... 51,106,329             991,427          933,339                    0
     Principal LifeTime 2030......................... 43,271,596           1,642,617          807,504                  159
     Principal LifeTime 2040......................... 16,941,936             411,359          314,934                    0
     Principal LifeTime 2050.........................  8,170,658             227,803           53,738                    0
     Principal LifeTime Strategic Income............. 16,465,140             280,184          107,907                    0
     Real Estate Securities.......................... 23,885,825             972,400          305,456               19,354
     SmallCap Blend..................................  6,652,870             967,144          305,866                    0
     SmallCap Value..................................  4,204,141             281,883           74,838               15,675

                               TABLE OF CONTENTS
                                                                            PAGE
Portfolio Managers' Comments............................................2
Shareholder Expense Example.............................................3 3
Financial Statements and Highlights
 Statements of Assets and Liabilities................................... 41
 Statements of Operations ............................................... 49
 Statement of Changes in Net Assets..................................... 57
 Notes to Financial Statements.......................................... 79
 Schedules of Investments
  High Quality Intermediate-Term Bond Fund..............................90
  High Yield Fund.......................................................103
  International Growth..................................................108
  MidCap Growth Fund....................................................112
  MidCap S&P 400 Index Fund.............................................114
  MidCap Value Fund.....................................................122
  Partners Global Equity Fund...........................................126
  Partners International Fund...........................................128
  Partners LargeCap Growth Fund.........................................134
  Partners LargeCap Value Fund I........................................139
  Partners LargeCap Value Fund II.......................................141
  Partners MidCap Growth Fund II........................................144
  Partners MidCap Value Fund I..........................................148
  Partners SmallCap Blend Fund..........................................155
  Partners SmallCap Growth Fund I.......................................160
  Partners SmallCap Growth Fund III.....................................163
  Partners SmallCap Value Fund..........................................166
  Partners SmallCap Value Fund I........................................174
  Partners SmallCap Value Fund II.......................................185
  SmallCap Growth Fund..................................................198
  SmallCap S&P 600 Index Fund...........................................202
  Ultra Short Bond Fund.................................................212
 Financial Highlights................................................... 216
Report of Independent Registered Public Accounting Firm.................276
Fund Directors..........................................................277
Proxy Voting Policies...................................................278
Schedules of Investments................................................278
Board Consideration of and Continuation of Management Agreement and Sub-Advisory
Agreements..............................................................278
Federal Income Tax Information..........................................281
Shareholder Meeting Results.............................................282

                          SHAREHOLDER EXPENSE EXAMPLE
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------
As a shareholder of Principal Investors Fund, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and under certain limited circumstances redemption fees or exchange fees; and (2) ongoing costs, including management fees; distribution fees (for certain share classes); and other fund expenses (for all share classes except the Institutional Class). This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Investors Fund, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005), unless otherwise noted.


   ACTUAL EXPENSES
   The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA or 403(b) accounts within Class J shares, respectively. Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the Fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.


   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Investors Fund, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                             EXPENSES PAID
                           BEGINNING         ENDING          DURING PERIOD
                         ACCOUNT VALUE   ACCOUNT VALUE        MAY 1, 2005         ANNUALIZED
                          MAY 1, 2005   OCTOBER 31, 2005  TO OCTOBER 31, 2005*   EXPENSE RATIO
                         -------------  ----------------  --------------------  ---------------
 BASED ON ACTUAL RETURN
 High Quality Intermediate-Term Bond
 Fund
   Advisors Preferred      $1,000.00       $  999.10             $ 6.50              1.29%
   Advisors Select          1,000.00          999.00               7.41              1.47
   Advisors Signature       1,000.00          998.10               8.26              1.64
   Class J                  1,000.00          999.10               6.75              1.34
   Institutional            1,000.00        1,001.90               3.68              0.73
   Preferred                1,000.00        1,000.90               4.94              0.98
   Select                   1,000.00        1,000.00               5.65              1.12
 High Yield Fund
   Institutional            1,000.00        1,039.60               3.34              0.65
 International Growth
 Fund
   Advisors Preferred       1,000.00        1,118.80               8.38              1.57
   Advisors Select          1,000.00        1,117.10               9.34              1.75
   Advisors Signature       1,000.00        1,117.10              10.03              1.88
   Class J                  1,000.00        1,116.70              10.19              1.91
   Institutional            1,000.00        1,121.60               5.35              1.00
   Preferred                1,000.00        1,120.40               6.73              1.26
   Select                   1,000.00        1,119.70               7.37              1.38




 MidCap Growth Fund
   Advisors Preferred      $1,000.00       $1,141.30             $ 6.58              1.22%
   Advisors Select          1,000.00        1,138.70               7.55              1.40
   Advisors Signature       1,000.00        1,136.00               8.24              1.53
   Class J                  1,000.00        1,137.70               8.41              1.56
   Institutional            1,000.00        1,142.90               3.51              0.65
   Preferred                1,000.00        1,141.10               4.91              0.91
   Select                   1,000.00        1,140.10               5.56              1.03
 MidCap S&P 400 Index
 Fund
   Advisors Preferred       1,000.00        1,108.00               3.83              0.72
   Advisors Select          1,000.00        1,106.70               4.78              0.90
   Advisors Signature       1,000.00        1,106.20               5.47              1.03
   Class J                  1,000.00        1,106.60               5.26              0.99
   Institutional            1,000.00        1,110.70               0.80              0.15
   Preferred                1,000.00        1,110.00               2.18              0.41
   Select                   1,000.00        1,108.70               2.82              0.53
 MidCap Value Fund
   Advisors Preferred       1,000.00        1,085.20               6.41              1.22
   Advisors Select          1,000.00        1,083.50               7.35              1.40
   Advisors Signature       1,000.00        1,082.30               8.03              1.53
   Class J                  1,000.00        1,082.80               7.35              1.40
   Institutional            1,000.00        1,087.50               3.42              0.65
   Preferred                1,000.00        1,086.10               4.78              0.91
   Select                   1,000.00        1,085.80               5.42              1.03
 Partners Global Equity
 Fund
   Advisors Preferred       1,000.00        1,072.50               7.94              1.52
   Advisors Select          1,000.00        1,074.60               8.89              1.70
   Advisors Signature       1,000.00        1,070.40               9.55              1.83
   Institutional            1,000.00        1,075.60               4.97              0.95
   Preferred                1,000.00        1,073.50               6.32              1.21
   Select                   1,000.00        1,073.50               6.95              1.33
 Partners International
 Fund
   Advisors Preferred       1,000.00        1,085.80               8.78              1.67
   Advisors Select          1,000.00        1,084.20               9.72              1.85
   Advisors Signature       1,000.00        1,083.90              10.40              1.98
   Institutional            1,000.00        1,088.00               5.79              1.10
   Preferred                1,000.00        1,086.50               7.15              1.36
   Select                   1,000.00        1,086.50               7.78              1.48
 Partners LargeCap
 Growth Fund
   Advisors Preferred       1,000.00        1,043.90               8.09              1.57
   Advisors Select          1,000.00        1,042.20               9.01              1.75
   Advisors Signature       1,000.00        1,041.70               9.67              1.88
   Class J                  1,000.00        1,042.40               9.01              1.75
   Institutional            1,000.00        1,045.90               5.16              1.00
   Preferred                1,000.00        1,046.20               6.50              1.26
   Select                   1,000.00        1,046.30               7.12              1.38
 Partners LargeCap
 Value Fund I
   Advisors Preferred       1,000.00        1,066.40               7.14              1.37
   Advisors Select          1,000.00        1,064.70               8.07              1.55
   Advisors Signature       1,000.00        1,063.60               8.74              1.68
   Institutional            1,000.00        1,067.90               4.17              0.80
   Preferred                1,000.00        1,067.10               5.52              1.06
   Select                   1,000.00        1,066.30               6.15              1.18
 Partners LargeCap
 Value Fund II
   Advisors Preferred      $1,000.00       $1,037.00             $ 7.29              1.42%
   Advisors Select          1,000.00        1,036.00               8.21              1.60
   Advisors Signature       1,000.00        1,035.00               8.87              1.73
   Institutional            1,000.00        1,040.00               4.37              0.85
   Preferred                1,000.00        1,039.00               5.70              1.11
   Select                   1,000.00        1,038.00               6.32              1.23
 Partners MidCap Growth
 Fund II
   Advisors Preferred       1,000.00        1,126.30               8.41              1.57
   Advisors Select          1,000.00        1,126.40               9.38              1.75
   Advisors Signature       1,000.00        1,125.40              10.07              1.88
   Institutional            1,000.00        1,129.70               5.37              1.00
   Preferred                1,000.00        1,128.30               6.76              1.26
   Select                   1,000.00        1,127.40               7.40              1.38
 Partners MidCap Value
 Fund I
   Advisors Preferred       1,000.00        1,096.90               8.30              1.57
   Advisors Select          1,000.00        1,095.40               9.24              1.75
   Advisors Signature       1,000.00        1,096.00               9.93              1.88
   Institutional            1,000.00        1,100.70               5.29              1.00
   Preferred                1,000.00        1,099.20               6.67              1.26
   Select                   1,000.00        1,098.50               7.30              1.38
 Partners SmallCap
 Blend Fund
   Advisors Preferred       1,000.00        1,121.90               8.40              1.57
   Advisors Select          1,000.00        1,119.60               9.35              1.75
   Advisors Signature       1,000.00        1,119.40              10.04              1.88
   Institutional            1,000.00        1,124.40               5.35              1.00
   Preferred                1,000.00        1,122.40               6.74              1.26
   Select                   1,000.00        1,122.80               7.38              1.38
 Partners SmallCap
 Growth Fund I
   Advisors Preferred       1,000.00        1,140.30               9.01              1.67
   Advisors Select          1,000.00        1,140.10               9.98              1.85
   Advisors Signature       1,000.00        1,140.60              10.68              1.98
   Class J                  1,000.00        1,139.20              11.05              2.05
   Institutional            1,000.00        1,145.30               5.95              1.10
   Preferred                1,000.00        1,143.20               7.35              1.36
   Select                   1,000.00        1,142.10               7.99              1.48
 Partners SmallCap
 Growth Fund III
   Advisors Preferred       1,000.00        1,159.60               9.09              1.67
   Advisors Select          1,000.00        1,157.60              10.06              1.85
   Advisors Signature       1,000.00        1,157.30              10.77              1.98
   Institutional            1,000.00        1,163.00               6.00              1.10
   Preferred                1,000.00        1,161.20               7.41              1.36
   Select                   1,000.00        1,160.30               8.06              1.48
 Partners SmallCap
 Value Fund
   Advisors Preferred       1,000.00        1,082.50               8.24              1.57
   Advisors Select          1,000.00        1,082.00               9.18              1.75
   Advisors Signature       1,000.00        1,081.10               9.86              1.88
   Class J                  1,000.00        1,080.60              10.23              1.95
   Institutional            1,000.00        1,085.80               5.26              1.00
   Preferred                1,000.00        1,084.60               6.62              1.26
   Select                   1,000.00        1,083.20               7.25              1.38


 Partners SmallCap
 Value Fund I
   Advisors Preferred      $1,000.00       $1,118.70             $ 8.38              1.57%
   Advisors Select          1,000.00        1,117.90               9.34              1.75
   Advisors Signature       1,000.00        1,117.30              10.03              1.88
   Institutional            1,000.00        1,122.10               5.35              1.00
   Preferred                1,000.00        1,120.50               6.73              1.26
   Select                   1,000.00        1,120.10               7.37              1.38
 Partners SmallCap
 Value Fund II
   Advisors Preferred       1,000.00        1,143.50               8.48              1.57
   Advisors Select          1,000.00        1,143.00               9.45              1.75
   Advisors Signature       1,000.00        1,141.50              10.15              1.88
   Institutional            1,000.00        1,146.60               5.41              1.00
   Preferred                1,000.00        1,146.10               6.82              1.26
   Select                   1,000.00        1,144.30               7.46              1.38
 SmallCap Growth Fund
   Advisors Preferred       1,000.00        1,111.30               7.02              1.32
   Advisors Select          1,000.00        1,110.70               7.98              1.50
   Advisors Signature       1,000.00        1,110.40               8.67              1.63
   Class J                  1,000.00        1,111.60               8.25              1.55
   Institutional            1,000.00        1,115.30               4.00              0.75
   Preferred                1,000.00        1,113.60               5.38              1.01
   Select                   1,000.00        1,113.90               6.02              1.13
 SmallCap S&P 600 Index
 Fund
   Advisors Preferred       1,000.00        1,119.00               3.85              0.72
   Advisors Select          1,000.00        1,118.40               4.81              0.90
   Advisors Signature       1,000.00        1,117.40               5.50              1.03
   Class J                  1,000.00        1,117.40               5.50              1.03
   Institutional            1,000.00        1,122.40               0.80              0.15
   Preferred                1,000.00        1,120.90               2.19              0.41
   Select                   1,000.00        1,120.40               2.83              0.53
 Ultra Short Bond Fund
   Advisors Preferred       1,000.00        1,012.30               4.92              0.97
   Advisors Select          1,000.00        1,011.40               5.83              1.15
   Advisors Signature       1,000.00        1,010.70               6.49              1.28
   Class J                  1,000.00        1,011.40               5.88              1.16
   Institutional            1,000.00        1,023.60               2.04              0.40
   Preferred                1,000.00        1,013.90               3.35              0.66
   Select                   1,000.00        1,012.50               3.96              0.78




 -------------------------------------------------------------------------------
*Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                              EXPENSES PAID
                           BEGINNING         ENDING           DURING PERIOD
                         ACCOUNT VALUE   ACCOUNT VALUE         MAY 1, 2005         ANNUALIZED
                          MAY 1, 2005   OCTOBER 31, 2005  TO OCTOBER 31, 2005**   EXPENSE RATIO
                         -------------  ----------------  ---------------------  ---------------
 BASED ON ASSUMED 5%
 RETURN
 High Quality
 Intermediate-Term Bond
 Fund
   Advisors Preferred      $1,000.00       $1,018.62             $ 6.58               1.29%
   Advisors Select          1,000.00        1,017.70               7.50               1.47
   Advisors Signature       1,000.00        1,016.83               8.37               1.64
   Class J                  1,000.00        1,018.37               6.84               1.34
   Institutional            1,000.00        1,021.48               3.73               0.73
   Preferred                1,000.00        1,020.20               5.00               0.98
   Select                   1,000.00        1,019.49               5.72               1.12
 High Yield Fund
   Institutional            1,000.00        1,021.89               3.32               0.65
 International Growth
 Fund
   Advisors Preferred       1,000.00        1,017.19               8.01               1.57
   Advisors Select          1,000.00        1,016.27               8.93               1.75
   Advisors Signature       1,000.00        1,015.61               9.60               1.88
   Class J                  1,000.00        1,015.46               9.75               1.91
   Institutional            1,000.00        1,020.10               5.10               1.00
   Preferred                1,000.00        1,018.77               6.43               1.26
   Select                   1,000.00        1,018.16               7.04               1.38
 MidCap Growth Fund
   Advisors Preferred       1,000.00        1,018.98               6.23               1.22
   Advisors Select          1,000.00        1,018.06               7.15               1.40
   Advisors Signature       1,000.00        1,017.40               7.81               1.53
   Class J                  1,000.00        1,017.24               7.96               1.56
   Institutional            1,000.00        1,021.89               3.32               0.65
   Preferred                1,000.00        1,020.56               4.65               0.91
   Select                   1,000.00        1,019.95               5.26               1.03
 MidCap S&P 400 Index
 Fund
   Advisors Preferred       1,000.00        1,021.53               3.68               0.72
   Advisors Select          1,000.00        1,020.61               4.59               0.90
   Advisors Signature       1,000.00        1,019.95               5.26               1.03
   Class J                  1,000.00        1,020.15               5.05               0.99
   Institutional            1,000.00        1,024.44               0.77               0.15
   Preferred                1,000.00        1,023.11               2.09               0.41
   Select                   1,000.00        1,022.50               2.71               0.53
 MidCap Value Fund
   Advisors Preferred       1,000.00        1,018.98               6.23               1.22
   Advisors Select          1,000.00        1,018.06               7.15               1.40
   Advisors Signature       1,000.00        1,017.40               7.81               1.53
   Class J                  1,000.00        1,018.06               7.15               1.40
   Institutional            1,000.00        1,021.89               3.32               0.65
   Preferred                1,000.00        1,020.56               4.65               0.91
   Select                   1,000.00        1,019.95               5.26               1.03
 Partners Global Equity
 Fund
   Advisors Preferred       1,000.00        1,017.45               7.76               1.52
   Advisors Select          1,000.00        1,016.53               8.68               1.70
   Advisors Signature       1,000.00        1,015.86               9.34               1.83
   Institutional            1,000.00        1,020.36               4.85               0.95
   Preferred                1,000.00        1,019.03               6.18               1.21
   Select                   1,000.00        1,018.42               6.79               1.33



 Partners International
 Fund
   Advisors Preferred      $1,000.00       $1,016.68             $ 8.52               1.67%
   Advisors Select          1,000.00        1,015.76               9.44               1.85
   Advisors Signature       1,000.00        1,015.10              10.11               1.98
   Institutional            1,000.00        1,019.59               5.62               1.10
   Preferred                1,000.00        1,018.26               6.94               1.36
   Select                   1,000.00        1,017.65               7.55               1.48
 Partners LargeCap
 Growth Fund
   Advisors Preferred       1,000.00        1,017.19               8.01               1.57
   Advisors Select          1,000.00        1,016.27               8.93               1.75
   Advisors Signature       1,000.00        1,015.61               9.60               1.88
   Class J                  1,000.00        1,016.27               8.93               1.75
   Institutional            1,000.00        1,020.10               5.10               1.00
   Preferred                1,000.00        1,018.77               6.43               1.26
   Select                   1,000.00        1,018.16               7.04               1.38
 Partners LargeCap
 Value Fund I
   Advisors Preferred       1,000.00        1,018.21               6.99               1.37
   Advisors Select          1,000.00        1,017.29               7.91               1.55
   Advisors Signature       1,000.00        1,016.63               8.58               1.68
   Institutional            1,000.00        1,021.12               4.08               0.80
   Preferred                1,000.00        1,019.79               5.41               1.06
   Select                   1,000.00        1,019.18               6.02               1.18
 Partners LargeCap
 Value Fund II
   Advisors Preferred       1,000.00        1,017.96               7.25               1.42
   Advisors Select          1,000.00        1,017.04               8.17               1.60
   Advisors Signature       1,000.00        1,016.37               8.83               1.73
   Institutional            1,000.00        1,020.87               4.34               0.85
   Preferred                1,000.00        1,019.54               5.67               1.11
   Select                   1,000.00        1,018.93               6.28               1.23
 Partners MidCap Growth
 Fund II
   Advisors Preferred       1,000.00        1,017.19               8.01               1.57
   Advisors Select          1,000.00        1,016.27               8.93               1.75
   Advisors Signature       1,000.00        1,015.61               9.60               1.88
   Institutional            1,000.00        1,020.10               5.10               1.00
   Preferred                1,000.00        1,018.77               6.43               1.26
   Select                   1,000.00        1,018.16               7.04               1.38
 Partners MidCap Value
 Fund I
   Advisors Preferred       1,000.00        1,017.19               8.01               1.57
   Advisors Select          1,000.00        1,016.27               8.93               1.75
   Advisors Signature       1,000.00        1,015.61               9.60               1.88
   Institutional            1,000.00        1,020.10               5.10               1.00
   Preferred                1,000.00        1,018.77               6.43               1.26
   Select                   1,000.00        1,018.16               7.04               1.38
 Partners SmallCap
 Blend Fund
   Advisors Preferred       1,000.00        1,017.19               8.01               1.57
   Advisors Select          1,000.00        1,016.27               8.93               1.75
   Advisors Signature       1,000.00        1,015.61               9.60               1.88
   Institutional            1,000.00        1,020.10               5.10               1.00
   Preferred                1,000.00        1,018.77               6.43               1.26
   Select                   1,000.00        1,018.16               7.04               1.38



 Partners SmallCap
 Growth Fund I
   Advisors Preferred      $1,000.00       $1,016.68             $ 8.52               1.67%
   Advisors Select          1,000.00        1,015.76               9.44               1.85
   Advisors Signature       1,000.00        1,015.10              10.11               1.98
   Class J                  1,000.00        1,014.74              10.46               2.05
   Institutional            1,000.00        1,019.59               5.62               1.10
   Preferred                1,000.00        1,018.26               6.94               1.36
   Select                   1,000.00        1,017.65               7.55               1.48
 Partners SmallCap
 Growth Fund III
   Advisors Preferred       1,000.00        1,016.68               8.52               1.67
   Advisors Select          1,000.00        1,015.76               9.44               1.85
   Advisors Signature       1,000.00        1,015.10              10.11               1.98
   Institutional            1,000.00        1,019.59               5.62               1.10
   Preferred                1,000.00        1,018.26               6.94               1.36
   Select                   1,000.00        1,017.65               7.55               1.48
 Partners SmallCap
 Value Fund
   Advisors Preferred       1,000.00        1,017.19               8.01               1.57
   Advisors Select          1,000.00        1,016.27               8.93               1.75
   Advisors Signature       1,000.00        1,015.61               9.60               1.88
   Class J                  1,000.00        1,015.25               9.95               1.95
   Institutional            1,000.00        1,020.10               5.10               1.00
   Preferred                1,000.00        1,018.77               6.43               1.26
   Select                   1,000.00        1,018.16               7.04               1.38
 Partners SmallCap
 Value Fund I
   Advisors Preferred       1,000.00        1,017.19               8.01               1.57
   Advisors Select          1,000.00        1,016.27               8.93               1.75
   Advisors Signature       1,000.00        1,015.61               9.60               1.88
   Institutional            1,000.00        1,020.10               5.10               1.00
   Preferred                1,000.00        1,018.77               6.43               1.26
   Select                   1,000.00        1,018.16               7.04               1.38
 Partners SmallCap
 Value Fund II
   Advisors Preferred       1,000.00        1,017.19               8.01               1.57
   Advisors Select          1,000.00        1,016.27               8.93               1.75
   Advisors Signature       1,000.00        1,015.61               9.60               1.88
   Institutional            1,000.00        1,020.10               5.10               1.00
   Preferred                1,000.00        1,018.77               6.43               1.26
   Select                   1,000.00        1,018.16               7.04               1.38
 SmallCap Growth Fund
   Advisors Preferred       1,000.00        1,018.47               6.74               1.32
   Advisors Select          1,000.00        1,017.55               7.66               1.50
   Advisors Signature       1,000.00        1,016.88               8.32               1.63
   Class J                  1,000.00        1,017.29               7.91               1.55
   Institutional            1,000.00        1,021.38               3.83               0.75
   Preferred                1,000.00        1,020.05               5.16               1.01
   Select                   1,000.00        1,019.44               5.77               1.13
 SmallCap S&P 600 Index
 Fund
   Advisors Preferred       1,000.00        1,021.53               3.68               0.72
   Advisors Select          1,000.00        1,020.61               4.59               0.90
   Advisors Signature       1,000.00        1,019.95               5.26               1.03
   Class J                  1,000.00        1,019.95               5.26               1.03
   Institutional            1,000.00        1,024.44               0.77               0.15
   Preferred                1,000.00        1,023.11               2.09               0.41
   Select                   1,000.00        1,022.50               2.71               0.53
 Ultra Short Bond Fund
   Advisors Preferred      $1,000.00       $1,020.25             $ 4.95               0.97%
   Advisors Select          1,000.00        1,019.34               5.87               1.15
   Advisors Signature       1,000.00        1,018.67               6.53               1.28
   Class J                  1,000.00        1,019.28               5.92               1.16
   Institutional            1,000.00        1,023.16               2.04               0.40
   Preferred                1,000.00        1,021.84               3.37               0.66
   Select                   1,000.00        1,021.22               3.98               0.78






 -------------------------------------------------------------------------------
**Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                                HIGH QUALITY                    INTERNATIONAL
                              INTERMEDIATE-TERM   HIGH YIELD        GROWTH
                                  BOND FUND          FUND            FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ......................   $159,275,685      $67,737,944    $643,591,938
                               ============      ===========    ============
ASSETS
Investment in securities--at
 value......................   $158,425,122/(b)/ $66,811,651    $726,524,972
Cash........................         10,945        3,156,651         568,724
Receivables:
 Capital Shares sold........         69,925          172,098         898,482
 Dividends and interest.....        893,695        1,515,172         940,710
 Expense reimbursement from
  Manager...................          2,937               --              --
 Investment securities sold.      3,055,095          202,000      12,010,566
                               ------------      -----------    ------------
                Total Assets    162,457,719       71,857,572     740,943,454
LIABILITIES
Accrued management and
 investment advisory fees...          8,513            8,889         136,675
Accrued administrative
 service fees...............          1,920               --           1,033
Accrued distribution fees...          5,806               --           5,391
Accrued service fees........          2,320               --           1,250
Accrued transfer and
 administrative fees........         17,788               --          18,874
Accrued other expenses......          6,874               --           7,499
Payables:
 Investment securities
  purchased.................     28,024,048          494,157      15,259,404
 Reverse repurchase
  agreements................     10,798,354               --              --
 Unrealized loss on swap
  agreements................         32,209               --              --
Collateral obligation on
 securities loaned, at value     12,647,000               --              --
                               ------------      -----------    ------------
           Total Liabilities     51,544,832          503,046      15,430,126
                               ------------      -----------    ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.........   $110,912,887      $71,354,526    $725,513,328
                               ============      ===========    ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional paid-in-capital.   $109,447,024      $70,027,671    $571,386,723
Accumulated undistributed
 (overdistributed) net
 investment income
 (operating loss)...........      2,245,153        2,366,451       6,338,723
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).......        103,482         (113,303)     64,897,815
Net unrealized appreciation
 (depreciation) of
 investments................       (882,772)        (926,293)     82,933,034
Net unrealized appreciation
 (depreciation) on
 translation of assets and
 liabilities in foreign
 currencies.................             --               --         (42,967)
                               ------------      -----------    ------------
            Total Net Assets   $110,912,887      $71,354,526    $725,513,328
                               ============      ===========    ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized...........    610,000,000       25,000,000     290,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets.....................   $ 39,641,980              N/A    $ 10,089,751
  Shares issued and
 outstanding................      3,763,454                          863,684
  Net asset value per share.   $      10.53                     $      11.68
                               ============                     ============

Advisors Select: Net Assets.   $  5,502,494              N/A    $  9,356,859
  Shares issued and
 outstanding................        523,632                          838,314
  Net asset value per share.   $      10.51                     $      11.16
                               ============                     ============

Advisors Signature: Net
 Assets.....................   $    102,073              N/A    $    176,624
  Shares issued and
 outstanding................          9,633                           15,559
  Net asset value per share.   $      10.60                     $      11.35
                               ============                     ============

Class J: Net Assets.........   $ 36,958,297              N/A    $ 44,266,584
  Shares issued and
 outstanding................      3,490,739                        3,953,429
  Net asset value per share
 /(a)/ .....................   $      10.59                     $      11.20
                               ============                     ============

Institutional: Net Assets...   $  2,494,102      $71,354,526    $644,994,286
  Shares issued and
 outstanding................        233,924        6,969,257      56,362,188
  Net asset value per share.   $      10.66      $     10.24    $      11.44
                               ============      ===========    ============

Preferred: Net Assets.......   $ 25,332,977              N/A    $  7,441,283
  Shares issued and
 outstanding................      2,396,769                          655,470
  Net asset value per share.   $      10.57                     $      11.35
                               ============                     ============

Select: Net Assets..........   $    880,964              N/A    $  9,187,941
  Shares issued and
 outstanding................         83,545                          811,690
  Net asset value per share.   $      10.54                     $      11.32
                               ============                     ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(b) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                                              MIDCAP
                             MIDCAP           S&P 400             MIDCAP
                           GROWTH FUND      INDEX FUND          VALUE FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST....  $ 17,672,057    $ 98,041,681        $116,795,877
                          ============    ============        ============
ASSETS
Investment in
 securities--at value...  $ 19,717,150    $111,073,962/(b)/   $119,985,016/(b)/
Cash....................        10,024          10,448           2,348,700
Receivables:
 Capital Shares sold....        28,952         252,517                 615
 Dividends and interest.         2,989          48,766              95,663
 Investment securities
  sold..................       495,286         305,219             248,675
 Variation margin on
  futures contracts.....            --          75,600                  --
                          ------------    ------------        ------------
            Total Assets    20,254,401     111,766,512         122,678,669
LIABILITIES
Accrued management and
 investment advisory
 fees...................         2,444           2,853              14,668
Accrued administrative
 service fees...........            52           1,944                  74
Accrued distribution
 fees...................         1,805           4,512              10,639
Accrued service fees....            63           2,429                  88
Accrued transfer and
 administrative fees....        10,300          11,698              43,014
Accrued other expenses..         5,133           5,916              15,753
Payables:
 Capital Shares
  reacquired............            --              --             688,214
 Investment securities
  purchased.............       279,116         461,694           1,283,467
Collateral obligation on
 securities loaned, at
 value..................            --      10,224,000           2,218,000
                          ------------    ------------        ------------
       Total Liabilities       298,913      10,715,046           4,273,917
                          ------------    ------------        ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.....  $ 19,955,488    $101,051,466        $118,404,752
                          ============    ============        ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital........  $ 19,293,247    $ 83,608,445        $ 97,570,394
Accumulated
 undistributed
 (overdistributed) net
 investment income
 (operating loss).......            --         432,369             212,481
Accumulated
 undistributed
 (overdistributed) net
 realized gain (loss)...    (1,382,852)      4,050,996          17,432,738
Net unrealized
 appreciation
 (depreciation) of
 investments............     2,045,093      12,959,656           3,189,139
                          ------------    ------------        ------------
        Total Net Assets  $ 19,955,488    $101,051,466        $118,404,752
                          ============    ============        ============
CAPITAL STOCK (PAR
 VALUE: $.01 A SHARE):
Shares authorized.......   305,000,000     305,000,000         305,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred: Net
 Assets.................  $    554,894    $ 16,977,525        $    315,156
  Shares issued and
 outstanding............        87,028       1,244,670              21,908
  Net asset value per
 share..................  $       6.38    $      13.64        $      14.39
                          ============    ============        ============

Advisors Select: Net
 Assets.................  $    842,967    $ 17,216,101        $    438,014
  Shares issued and
 outstanding............       133,481       1,266,387              30,417
  Net asset value per
 share..................  $       6.32    $      13.59        $      14.40
                          ============    ============        ============

Advisors Signature: Net
 Assets.................  $     11,517    $    326,268        $     49,467
  Shares issued and
 outstanding............         1,863          24,281               3,449
  Net asset value per
 share..................  $       6.18    $      13.44        $      14.34
                          ============    ============        ============

Class J: Net Assets.....  $ 18,341,234    $ 27,806,079        $111,377,497
  Shares issued and
 outstanding............     3,082,080       2,091,930           7,808,349
  Net asset value per
 share /(a)/............  $       5.95    $      13.29        $      14.26
                          ============    ============        ============

Institutional: Net
 Assets.................  $     10,988    $  1,305,035        $  5,054,117
  Shares issued and
 outstanding............         1,761          96,383             341,763
  Net asset value per
 share..................  $       6.24    $      13.54        $      14.79
                          ============    ============        ============

Preferred: Net Assets...  $    165,699    $ 31,844,980        $    994,702
  Shares issued and
 outstanding............        25,606       2,321,767              69,176
  Net asset value per
 share..................  $       6.47    $      13.72        $      14.38
                          ============    ============        ============

Select: Net Assets......  $     28,189    $  5,575,478        $    175,799
  Shares issued and
 outstanding............         4,381         407,776              12,297
  Net asset value per
 share..................  $       6.43    $      13.67        $      14.30
                          ============    ============        ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(b) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                                PARTNERS       PARTNERS          PARTNERS
                                 GLOBAL      INTERNATIONAL       LARGECAP
                               EQUITY FUND       FUND           GROWTH FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT
 COST ......................  $ 11,408,882   $503,014,827     $338,672,468
                              ============   ============     ============
FOREIGN CURRENCY--AT COST ..  $    151,685   $    507,313     $         --
                              ============   ============     ============
ASSETS
Investment in securities--at
 value......................  $ 11,724,365   $546,912,185     $337,408,186/(b)/
Foreign currency--at value..       150,598        522,926               --
Cash........................       202,503     23,350,483       11,683,126
Receivables:
 Capital Shares sold........           933        757,570                7
 Dividends and interest.....        23,755        858,088          142,753
 Foreign currency contracts.            --            754               --
 Investment securities sold.            --      1,800,472        8,958,567
 Variation margin on futures
  contracts.................            --             --           12,625
                              ------------   ------------     ------------
                Total Assets    12,102,154    574,202,478      358,205,264
LIABILITIES
Accrued management and
 investment advisory fees...         2,184        119,052           65,071
Accrued administrative
 service fees...............            24            914              164
Accrued distribution fees...            20            904            1,023
Accrued service fees........            27          1,132              193
Accrued transfer and
 administrative fees........            --             --            4,899
Accrued other expenses......            --             --            3,968
Payables:
 Capital Shares reacquired..            --             --          263,843
 Foreign currency contracts.            --        751,530               --
 Investment securities
  purchased.................            --      2,301,076       10,971,293
 Collateral obligation on
  securities loaned, at
  value.....................            --             --        3,725,000
                              ------------   ------------     ------------
           Total Liabilities         2,255      3,174,608       15,035,454
                              ------------   ------------     ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.........  $ 12,099,899   $571,027,870     $343,169,810
                              ============   ============     ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional paid-in-capital.  $ 11,820,171   $504,342,356     $342,586,868
Accumulated undistributed
 (overdistributed) net
 investment income
 (operating loss)...........        77,524      4,623,341          117,821
Accumulated undistributed
 (overdistributed) net
 realized gain (loss).......      (111,758)    18,608,685        1,699,355
Net unrealized appreciation
 (depreciation) of
 investments................       315,483     44,217,724       (1,234,234)
Net unrealized appreciation
 (depreciation) on
 translation of assets and
 liabilities in foreign
 currencies.................        (1,521)      (764,236)              --
                              ------------   ------------     ------------
            Total Net Assets  $ 12,099,899   $571,027,870     $343,169,810
                              ============   ============     ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized...........   330,000,000    330,000,000      390,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net
 Assets.....................  $     10,205   $  7,195,041     $  1,967,200
  Shares issued and
 outstanding................         1,000        568,974          168,780
  Net asset value per share.  $      10.21   $      12.65     $      11.66
                              ============   ============     ============

Advisors Select: Net Assets.  $     39,442   $  7,835,004     $  2,392,587
  Shares issued and
 outstanding................         3,857        620,744          206,209
  Net asset value per share.  $      10.23   $      12.62     $      11.60
                              ============   ============     ============

Advisors Signature: Net
 Assets.....................  $     21,485   $    338,589     $    316,549
  Shares issued and
 outstanding................         2,109         26,749           26,933
  Net asset value per share.  $      10.19   $      12.66     $      11.75
                              ============   ============     ============

Class J: Net Assets.........           N/A            N/A     $  8,187,233
  Shares issued and
 outstanding................                                       708,148
  Net asset value per share
 /(a)/ .....................                                  $      11.56
                                                              ============

Institutional: Net Assets...  $ 11,184,268   $537,572,986     $330,258,123
  Shares issued and
 outstanding................     1,091,644     42,184,889       27,862,902
  Net asset value per share.  $      10.25   $      12.74     $      11.85
                              ============   ============     ============

Preferred: Net Assets.......  $     10,228   $ 13,278,941     $     30,629
  Shares issued and
 outstanding................         1,000      1,046,009            2,600
  Net asset value per share.  $      10.23   $      12.69     $      11.78
                              ============   ============     ============

Select: Net Assets..........  $    834,271   $  4,807,309     $     17,489
  Shares issued and
 outstanding................        81,660        379,003            1,490
  Net asset value per share.  $      10.22   $      12.68     $      11.74
                              ============   ============     ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(b) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                              PARTNERS           PARTNERS          PARTNERS
                           LARGECAP VALUE     LARGECAP VALUE     MIDCAP GROWTH
                               FUND I             FUND II           FUND II
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST....   $278,065,918       $192,055,359       $414,303,600
                           ============       ============       ============
ASSETS
Investment in
 securities--at value...   $289,255,552/(a)/  $196,884,508/(a)/  $443,964,342
Cash....................      6,948,094          6,471,214          2,811,206
Receivables:
 Capital Shares sold....        174,702                 --                 --
 Dividends and interest.        244,240            254,541            163,329
 Investment securities
  sold..................        475,382                 --          7,223,137
                           ------------       ------------       ------------
            Total Assets    297,097,970        203,610,263        454,162,014
LIABILITIES
Accrued management and
 investment advisory
 fees...................         44,238             32,034             84,569
Accrued administrative
 service fees...........             87                 28                 87
Accrued distribution
 fees...................             45                 29                 90
Accrued service fees....            106                 33                104
Payables:
 Capital Shares
  reacquired............             --            752,878            797,445
 Investment securities
  purchased.............        833,243             86,055          4,367,076
Collateral obligation on
 securities loaned, at
 value..................      4,918,000          5,308,000                 --
                           ------------       ------------       ------------
       Total Liabilities      5,795,719          6,179,057          5,249,371
                           ------------       ------------       ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.....   $291,302,251       $197,431,206       $448,912,643
                           ============       ============       ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital........   $275,288,720       $188,815,084       $417,965,518
Accumulated
 undistributed
 (overdistributed) net
 investment income
 (operating loss).......      1,789,767          1,537,606                 --
Accumulated
 undistributed
 (overdistributed) net
 realized gain (loss)...      3,034,130          2,249,367          1,286,383
Net unrealized
 appreciation
 (depreciation) of
 investments............     11,189,634          4,829,149         29,660,742
                           ------------       ------------       ------------
        Total Net Assets   $291,302,251       $197,431,206       $448,912,643
                           ============       ============       ============
CAPITAL STOCK (PAR
 VALUE: $.01 A SHARE):
Shares authorized.......    280,000,000        505,000,000        705,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred: Net
 Assets.................   $    375,700       $    553,926       $  1,288,872
  Shares issued and
 outstanding............         32,069             54,881            120,452
  Net asset value per
 share..................   $      11.72       $      10.09       $      10.70
                           ============       ============       ============

Advisors Select: Net
 Assets.................   $     19,455       $     58,619       $    209,614
  Shares issued and
 outstanding............          1,664              5,818             19,611
  Net asset value per
 share..................   $      11.69       $      10.08       $      10.69
                           ============       ============       ============

Advisors Signature: Net
 Assets.................   $    389,928       $     10,559       $     47,398
  Shares issued and
 outstanding............         33,293              1,050              4,440
  Net asset value per
 share..................   $      11.71       $      10.06       $      10.68
                           ============       ============       ============


Institutional: Net
 Assets.................   $287,911,263       $196,340,395       $445,558,708
  Shares issued and
 outstanding............     24,395,174         19,363,264         41,255,053
  Net asset value per
 share..................   $      11.80       $      10.14       $      10.80
                           ============       ============       ============

Preferred: Net Assets...   $  2,594,165       $    457,580       $  1,000,045
  Shares issued and
 outstanding............        220,457             45,178             93,210
  Net asset value per
 share..................   $      11.77       $      10.13       $      10.73
                           ============       ============       ============

Select: Net Assets......   $     11,740       $     10,127       $    808,006
  Shares issued and
 outstanding............          1,000              1,002             75,457
  Net asset value per
 share..................   $      11.74       $      10.11       $      10.71
                           ============       ============       ============



/(a) /Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.

See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                            PARTNERS           PARTNERS            PARTNERS
                             MIDCAP            SMALLCAP            SMALLCAP
                          VALUE FUND I        BLEND FUND         GROWTH FUND I
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST..   $492,109,741       $242,903,359        $127,551,407
                         ============       ============        ============
ASSETS
Investment in
 securities--at value.   $533,763,209/(b)/  $256,675,426/(b)/   $143,265,617/(b)/
Cash..................     10,313,050            538,056           5,903,404
Receivables:
 Capital Shares sold..         90,143         18,905,079                  --
 Dividends and
  interest............        171,661            131,874               9,298
 Expense reimbursement
  from Manager........             --                 --                  66
 Investment securities
  sold................      1,053,638          1,064,510             543,460
                         ------------       ------------        ------------
          Total Assets    545,391,701        277,314,945         149,721,845
LIABILITIES
Accrued management and
 investment advisory
 fees.................         97,966             41,793              28,697
Accrued administrative
 service fees.........            138                136                 191
Accrued distribution
 fees.................            161                203                 939
Accrued service fees..            162                160                 241
Accrued transfer and
 administrative fees..             --                 --               6,009
Accrued other expenses             --                 --               4,087
Payables:
 Capital Shares
  reacquired..........             --                 --             253,183
 Investment securities
  purchased...........      2,506,258            185,665           1,881,606
Collateral obligation
 on securities loaned,
 at value.............     22,333,000         36,738,000           9,536,000
                         ------------       ------------        ------------
     Total Liabilities     24,937,685         36,965,957          11,710,953
                         ------------       ------------        ------------
NET ASSETS APPLICABLE
 TO OUTSTANDING SHARES   $520,454,016       $240,348,988        $138,010,892
                         ============       ============        ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital......   $432,357,619       $209,929,583        $143,194,838
Accumulated
 undistributed
 (overdistributed) net
 investment income
 (operating loss).....      1,441,713             12,252                  --
Accumulated
 undistributed
 (overdistributed) net
 realized gain (loss).     45,001,216         16,635,086         (20,898,156)
Net unrealized
 appreciation
 (depreciation) of
 investments..........     41,653,468         13,772,067          15,714,210
                         ------------       ------------        ------------
      Total Net Assets   $520,454,016       $240,348,988        $138,010,892
                         ============       ============        ============
CAPITAL STOCK (PAR
 VALUE: $.01 A SHARE):
Shares authorized.....    280,000,000        265,000,000         290,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred:
 Net Assets...........   $  1,696,266       $  2,944,989        $  1,889,155
  Shares issued and
 outstanding..........        128,121            180,839             225,644
  Net asset value per
 share................   $      13.24       $      16.29        $       8.37
                         ============       ============        ============

Advisors Select: Net
 Assets...............   $    869,546       $    965,414        $    877,577
  Shares issued and
 outstanding..........         65,801             59,612             105,774
  Net asset value per
 share................   $      13.21       $      16.19        $       8.30
                         ============       ============        ============

Advisors Signature:
 Net Assets...........   $    272,339       $     40,840        $     40,532
  Shares issued and
 outstanding..........         20,576              2,489               4,760
  Net asset value per
 share................   $      13.24       $      16.41        $       8.52
                         ============       ============        ============

Class J: Net Assets...            N/A                N/A        $  8,323,429
  Shares issued and
 outstanding..........                                             1,038,126
  Net asset value per
 share /(a)/..........                                          $       8.02
                                                                ============

Institutional: Net
 Assets...............   $515,611,057       $235,766,690        $122,265,121
  Shares issued and
 outstanding..........     38,649,191         14,256,346          14,234,470
  Net asset value per
 share................   $      13.34       $      16.54        $       8.59
                         ============       ============        ============

Preferred: Net Assets.   $  1,114,116       $    276,291        $  4,521,601
  Shares issued and
 outstanding..........         83,796             16,822             529,710
  Net asset value per
 share................   $      13.30       $      16.42        $       8.54
                         ============       ============        ============

Select: Net Assets....   $    890,692       $    354,764        $     93,477
  Shares issued and
 outstanding..........         67,142             21,675              11,069
  Net asset value per
 share................   $      13.27       $      16.37        $       8.44
                         ============       ============        ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(b) /Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.

/ /
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                               PARTNERS           PARTNERS          PARTNERS
                               SMALLCAP           SMALLCAP          SMALLCAP
                            GROWTH FUND III      VALUE FUND       VALUE FUND I
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST.....   $155,312,261       $311,437,967       $214,331,129
                            ============       ============       ============
ASSETS
Investment in
 securities--at value....   $162,656,615/(b)/  $370,680,606/(b)/  $233,708,996
Cash.....................      2,995,803          5,925,283          9,330,829
Receivables:
 Dividends and interest..          6,694            144,602            215,635
 Expense reimbursement
  from Manager...........             --                246                 --
 Investment securities
  sold...................        924,926            199,257            260,550
 Variation margin on
  futures contracts......             --                 --            201,550
                            ------------       ------------       ------------
             Total Assets    166,584,038        376,949,994        243,717,560
LIABILITIES
Accrued management and
 investment advisory fees         27,521             61,617             45,945
Accrued administrative
 service fees............             47                658              1,192
Accrued distribution fees             26              1,421              1,439
Accrued service fees.....             61                841              1,469
Accrued transfer and
 administrative fees.....             --              5,711                 --
Accrued other expenses...             --              3,678                 --
Payables:
 Capital Shares
  reacquired.............        217,728            807,166            286,362
 Indebtedness............             --            318,000                 --
 Investment securities
  purchased..............      1,156,880            350,860             59,153
Collateral obligation on
 securities loaned, at
 value...................     32,787,000         50,791,000                 --
                            ------------       ------------       ------------
        Total Liabilities     34,189,263         52,340,952            395,560
                            ------------       ------------       ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES......   $132,394,775       $324,609,042       $243,322,000
                            ============       ============       ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital.........   $118,755,700       $240,824,262       $204,869,019
Accumulated undistributed
 (overdistributed) net
 investment income
 (operating loss)........             --             40,348            738,479
Accumulated undistributed
 (overdistributed) net
 realized gain (loss)....      6,294,721         24,501,793         18,744,523
Net unrealized
 appreciation
 (depreciation) of
 investments.............      7,344,354         59,242,639         18,969,979
                            ------------       ------------       ------------
         Total Net Assets   $132,394,775       $324,609,042       $243,322,000
                            ============       ============       ============
CAPITAL STOCK (PAR VALUE:
 $.01 A SHARE):
Shares authorized........    280,000,000        305,000,000        265,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred: Net
 Assets..................   $    396,721       $  6,149,704       $ 12,127,688
  Shares issued and
 outstanding.............         36,399            366,287            707,295
  Net asset value per
 share...................   $      10.90       $      16.79       $      17.15
                            ============       ============       ============

Advisors Select: Net
 Assets..................   $     96,932       $  2,864,736       $ 14,395,194
  Shares issued and
 outstanding.............          8,914            172,260            843,467
  Net asset value per
 share...................   $      10.87       $      16.63       $      17.07
                            ============       ============       ============

Advisors Signature: Net
 Assets..................   $     11,312       $     11,269       $    129,769
  Shares issued and
 outstanding.............          1,039                660              7,526
  Net asset value per
 share...................   $      10.89       $      17.07       $      17.24
                            ============       ============       ============

Class J: Net Assets......            N/A       $ 10,055,356                N/A
  Shares issued and
 outstanding.............                           609,628
  Net asset value per
 share /(a)/.............                      $      16.49
                                               ============

Institutional: Net Assets   $130,356,059       $287,753,133       $202,696,712
  Shares issued and
 outstanding.............     11,864,925         16,707,811         11,667,239
  Net asset value per
 share...................   $      10.99       $      17.22       $      17.37
                            ============       ============       ============

Preferred: Net Assets....   $  1,522,825       $ 17,399,581       $ 11,703,705
  Shares issued and
 outstanding.............        139,123          1,020,613            676,978
  Net asset value per
 share...................   $      10.95       $      17.05       $      17.29
                            ============       ============       ============

Select: Net Assets.......   $     10,926       $    375,263       $  2,268,932
  Shares issued and
 outstanding.............          1,000             22,173            131,507
  Net asset value per
 share...................   $      10.93       $      16.92       $      17.25
                            ============       ============       ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(b) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                              PARTNERS                           SMALLCAP
                           SMALLCAP VALUE      SMALLCAP           S&P 600
                               FUND II        GROWTH FUND       INDEX FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN
 SECURITIES--AT COST....   $325,349,193      $ 29,207,199     $271,612,344
                           ============      ============     ============
ASSETS
Investment in
 securities--at value...   $338,119,403/(b)/ $ 31,171,912     $305,958,439/(b)/
Cash....................        577,749            10,001          314,123
Receivables:
 Capital Shares sold....             --            61,125          122,917
 Dividends and interest.        162,766             4,773          126,608
 Investment securities
  sold..................      1,043,143            98,632          774,302
 Variation margin on
  futures contracts.....             --                --           34,750
                           ------------      ------------     ------------
            Total Assets    339,903,061        31,346,443      307,331,139
LIABILITIES
Accrued management and
 investment advisory
 fees...................         56,427             4,424            7,239
Accrued administrative
 service fees...........            130                11            2,576
Accrued distribution
 fees...................            194             2,781            7,657
Accrued service fees....            150                14            3,237
Accrued transfer and
 administrative fees....             --            16,619           27,795
Accrued other expenses..             --             6,812            8,518
Payables:
 Capital Shares
  reacquired............        915,813                --               --
 Indebtedness...........        486,500                --               --
 Investment securities
  purchased.............        671,022                --          592,771
Collateral obligation on
 securities loaned, at
 value..................     39,856,000                --       51,040,000
                           ------------      ------------     ------------
       Total Liabilities     41,986,236            30,661       51,689,793
                           ------------      ------------     ------------
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES.....   $297,916,825      $ 31,315,782     $255,641,346
                           ============      ============     ============

NET ASSETS CONSIST OF:
Capital Shares and
 additional
 paid-in-capital........   $271,504,756      $ 30,068,799     $214,496,461
Accumulated
 undistributed
 (overdistributed) net
 investment income
 (operating loss).......             --                --          888,796
Accumulated
 undistributed
 (overdistributed) net
 realized gain (loss)...     13,641,859          (717,730)       5,882,744
Net unrealized
 appreciation
 (depreciation) of
 investments............     12,770,210         1,964,713       34,373,345
                           ------------      ------------     ------------
        Total Net Assets   $297,916,825      $ 31,315,782     $255,641,346
                           ============      ============     ============
CAPITAL STOCK (PAR
 VALUE: $.01 A SHARE):
Shares authorized.......    280,000,000       305,000,000      305,000,000
NET ASSET VALUE PER
 SHARE:
Advisors Preferred: Net
 Assets.................   $  3,235,361      $     18,762     $ 24,277,997
  Shares issued and
 outstanding............        269,011             2,263        1,458,424
  Net asset value per
 share..................   $      12.03      $       8.29     $      16.65
                           ============      ============     ============

Advisors Select: Net
 Assets.................   $    503,201      $     83,252     $ 16,875,562
  Shares issued and
 outstanding............         41,963            10,114        1,021,019
  Net asset value per
 share..................   $      11.99      $       8.23     $      16.53
                           ============      ============     ============

Advisors Signature: Net
 Assets.................   $     12,184      $     10,915     $    121,911
  Shares issued and
 outstanding............          1,014             1,339            7,447
  Net asset value per
 share..................   $      12.02      $       8.15     $      16.37
                           ============      ============     ============

Class J: Net Assets.....            N/A      $ 29,404,989     $ 57,121,732
  Shares issued and
 outstanding............                        3,738,632        3,572,762
  Net asset value per
 share /(a)/............                     $       7.87     $      15.99
                                             ============     ============

Institutional: Net
 Assets.................   $293,374,642      $  1,501,636     $ 99,201,665
  Shares issued and
 outstanding............     24,201,754           182,644        6,012,220
  Net asset value per
 share..................   $      12.12      $       8.22     $      16.50
                           ============      ============     ============

Preferred: Net Assets...   $    123,027      $    284,440     $ 50,828,136
  Shares issued and
 outstanding............         10,182            33,755        3,029,637
  Net asset value per
 share..................   $      12.08      $       8.43     $      16.78
                           ============      ============     ============

Select: Net Assets......   $    668,410      $     11,788     $  7,214,343
  Shares issued and
 outstanding............         55,451             1,402          430,672
  Net asset value per
 share..................   $      12.05      $       8.41     $      16.75
                           ============      ============     ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
/(b) /Includes fair market value of securities loaned, see "Securities Lending"
  in Notes to Financial Statements.
See accompanying notes.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------


                                                                  ULTRA SHORT
                                                                   BOND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ............................   $ 75,331,277
                                                                 ============
ASSETS
Investment in securities--at value............................   $ 75,164,593
Cash..........................................................        110,524
Receivables:
 Capital Shares sold..........................................        274,383
 Dividends and interest.......................................        767,077
                                                                 ------------
                                                  Total Assets     76,316,577
LIABILITIES
Accrued management and investment advisory fees...............          5,752
Accrued administrative service fees...........................          1,130
Accrued distribution fees.....................................          5,425
Accrued service fees..........................................          1,328
Accrued transfer and administrative fees......................         16,227
Accrued other expenses........................................          6,043
Payables:
 Dividends payable............................................        198,275
 Investment securities purchased..............................        875,000
                                                                 ------------
                                             Total Liabilities      1,109,180
                                                                 ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ..................   $ 75,207,397
                                                                 ============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital.................   $ 75,422,380
Accumulated undistributed (overdistributed) net realized gain
 (loss).......................................................        (48,299)
Net unrealized appreciation (depreciation) of investments.....       (166,684)
                                                                 ------------
                                              Total Net Assets   $ 75,207,397
                                                                 ============
CAPITAL STOCK (PAR VALUE: $.10 A SHARE):
Shares authorized.............................................    545,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets................................   $ 26,149,388
  Shares issued and outstanding...............................      2,622,238
  Net asset value per share...................................   $       9.97
                                                                 ============

Advisors Select: Net Assets...................................   $  9,036,001
  Shares issued and outstanding...............................        906,127
  Net asset value per share...................................   $       9.97
                                                                 ============

Advisors Signature: Net Assets................................   $     10,166
  Shares issued and outstanding...............................          1,020
  Net asset value per share...................................   $       9.97
                                                                 ============

Class J: Net Assets...........................................   $ 38,213,883
  Shares issued and outstanding...............................      3,831,956
  Net asset value per share /(a)/ ............................   $       9.97
                                                                 ============

Institutional: Net Assets.....................................   $     12,517
  Shares issued and outstanding...............................          1,246
  Net asset value per share...................................   $      10.05
                                                                 ============

Preferred: Net Assets.........................................   $  1,775,139
  Shares issued and outstanding...............................        178,008
  Net asset value per share...................................   $       9.97
                                                                 ============

Select: Net Assets............................................   $     10,303
  Shares issued and outstanding...............................          1,034
  Net asset value per share...................................   $       9.96
                                                                 ============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                 HIGH QUALITY                    INTERNATIONAL
                               INTERMEDIATE-TERM  HIGH YIELD        GROWTH
                                   BOND FUND      FUND /(A)/         FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends...................    $        --      $        --    $ 13,572,232
 Withholding tax on foreign
  dividends..................             --               --      (1,489,879)
 Interest....................      4,072,330        2,611,658         286,548
 Securities lending..........            659               --         337,099
                                 -----------      -----------    ------------
                 Total Income      4,072,989        2,611,658      12,706,000
Expenses:
 Management and investment
  advisory fees..............        370,871          245,108       5,444,797
 Distribution fees - Advisors
  Preferred..................         94,385              N/A          17,091
 Distribution fees - Advisors
  Select.....................         11,212              N/A          21,322
 Distribution fees - Advisors
  Signature..................             83              N/A             233
 Distribution fees - Class J.        143,100              N/A         163,802
 Distribution fees - Select..            441              N/A           5,821
 Administrative service fees
  - Advisors Preferred.......         56,631              N/A          10,255
 Administrative service fees
  - Advisors Select..........          7,475              N/A          14,215
 Administrative service fees
  - Advisors Signature.......             67              N/A             187
 Administrative service fees
  - Preferred................         23,630              N/A           4,768
 Administrative service fees
  - Select...................            573              N/A           7,568
 Registration fees - Class J.         20,327              N/A          18,142
 Service fees - Advisors
  Preferred..................         64,181              N/A          11,622
 Service fees - Advisors
  Select.....................          9,344              N/A          17,768
 Service fees - Advisors
  Signature..................             60              N/A             167
 Service fees - Preferred....         32,223              N/A           6,503
 Service fees - Select.......            661              N/A           8,732
 Shareholder reports - Class
  J..........................          9,210              N/A          11,130
 Transfer and administrative
  fees - Class J.............         71,178              N/A          95,611
 Other expenses..............            167               99           1,002
 Reverse repurchase agreement
  interest expense...........        242,938               --              --
                                 -----------      -----------    ------------
         Total Gross Expenses      1,158,757          245,207       5,860,736
 Less: Reimbursement from
  Manager - Class J..........         49,711              N/A              --
                                 -----------      -----------    ------------
           Total Net Expenses      1,109,046          245,207       5,860,736
                                 -----------      -----------    ------------
        Net Investment Income
             (Operating Loss)      2,963,943        2,366,451       6,845,264

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss)
from:
 Investment transactions.....        188,400         (113,303)     64,992,656
 Foreign currency
  transactions...............             --               --        (188,161)
 Swap agreements.............        (45,429)              --              --
Change in unrealized
appreciation/depreciation of:
 Investments.................     (2,416,366)        (926,293)     39,442,504
 Swap agreements.............        (49,797)              --              --
 Translation of assets and
  liabilities in foreign
  currencies.................             --               --         (64,341)
                                 -----------      -----------    ------------
  Net Realized and Unrealized
   Gain (Loss) on Investments
                          and
           Foreign Currencies     (2,323,192)      (1,039,596)    104,182,658
                                 -----------      -----------    ------------
   Net Increase (Decrease) in
    Net Assets Resulting from
                   Operations    $   640,751      $ 1,326,855    $111,027,922
                                 ===========      ===========    ============



/(a) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                     MIDCAP
                                        MIDCAP       S&P 400        MIDCAP
                                      GROWTH FUND  INDEX FUND     VALUE FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends..........................  $   55,716   $   996,062    $ 1,708,459
 Interest...........................      15,686        79,288         57,341
 Securities lending.................          --            --            473
                                      ----------   -----------    -----------
                        Total Income      71,402     1,075,350      1,766,273
Expenses:
 Management and investment advisory
  fees..............................     124,298       120,885        654,579
 Distribution fees - Advisors
  Preferred.........................         387        29,245          4,759
 Distribution fees - Advisors Select       2,356        38,885            901
 Distribution fees - Advisors
  Signature.........................          38           253             82
 Distribution fees - Class J........      83,078       121,354        484,304
 Distribution fees - Select.........          81         4,111            499
 Administrative service fees -
  Advisors Preferred................         232        17,547          2,855
 Administrative service fees -
  Advisors Select...................       1,571        25,924            600
 Administrative service fees -
  Advisors Signature................          30           203             66
 Administrative service fees -
  Preferred.........................          97        29,813            439
 Administrative service fees -
  Select............................         105         5,344            649
 Registration fees - Class J........      13,192        16,706         21,686
 Service fees - Advisors Preferred..         263        19,887          3,236
 Service fees - Advisors Select.....       1,964        32,404            750
 Service fees - Advisors Signature..          27           181             59
 Service fees - Preferred...........         132        40,654            602
 Service fees - Select..............         121         6,167            748
 Shareholder reports - Class J......       6,142         7,092         27,511
 Transfer and administrative fees -
  Class J...........................      51,611        58,060        201,612
 Other expenses.....................          29           149            177
                                      ----------   -----------    -----------
                      Total Expenses     285,754       574,864      1,406,114
                                      ----------   -----------    -----------
    Net Investment Income (Operating
                               Loss)    (214,352)      500,486        360,159

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions............   1,917,577     4,015,936     17,441,468
 Futures contracts..................      16,485       351,983             --
Change in unrealized
appreciation/depreciation of:
 Investments........................     978,030     6,369,997     (2,350,783)
 Futures contracts..................          --       (91,975)            --
                                      ----------   -----------    -----------
    Net Realized and Unrealized Gain
           (Loss) on Investments and
                  Foreign Currencies   2,912,092    10,645,941     15,090,685
                                      ----------   -----------    -----------
      Net Increase (Decrease) in Net
    Assets Resulting from Operations  $2,697,740   $11,146,427    $15,450,844
                                      ==========   ===========    ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PARTNERS         PARTNERS        PARTNERS
                                    GLOBAL        INTERNATIONAL     LARGECAP
                               EQUITY FUND /(A)/      FUND        GROWTH FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends...................     $ 153,236       $10,269,003     $ 1,459,220
 Withholding tax on foreign
  dividends..................        (9,251)       (1,097,774)             --
 Interest....................         2,766           243,124          61,392
 Securities lending..........            --                --             671
                                  ---------       -----------     -----------
                 Total Income       146,751         9,414,353       1,521,283
Expenses:
 Management and investment
  advisory fees..............        69,130         4,289,099       1,317,923
 Distribution fees - Advisors
  Preferred..................            17             9,693           5,895
 Distribution fees - Advisors
  Select.....................            30            17,411           7,319
 Distribution fees - Advisors
  Signature..................            29               301             184
 Distribution fees - Class J.           N/A               N/A          34,627
 Distribution fees - Select..           342             3,577              84
 Administrative service fees
  - Advisors Preferred.......            10             5,816           3,537
 Administrative service fees
  - Advisors Select..........            20            11,608           4,880
 Administrative service fees
  - Advisors Signature.......            23               240             148
 Administrative service fees
  - Preferred................             7            10,121              96
 Administrative service fees
  - Select...................           445             4,649             108
 Registration fees - Class J.           N/A               N/A          12,602
 Service fees - Advisors
  Preferred..................            12             6,591           4,008
 Service fees - Advisors
  Select.....................            25            14,509           6,099
 Service fees - Advisors
  Signature..................            21               215             132
 Service fees - Preferred....            10            13,801             130
 Service fees - Select.......           513             5,365             125
 Shareholder reports - Class
  J..........................           N/A               N/A           2,401
 Transfer and administrative
  fees - Class J.............           N/A               N/A          28,815
 Other expenses..............            18               800             832
                                  ---------       -----------     -----------
         Total Gross Expenses        70,652         4,393,796       1,429,945
 Less: Reimbursement from
  Manager - Class J..........           N/A               N/A          26,483
                                  ---------       -----------     -----------
           Total Net Expenses        70,652         4,393,796       1,403,462
                                  ---------       -----------     -----------
        Net Investment Income
             (Operating Loss)        76,099         5,020,557         117,821

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss)
from:
 Investment transactions.....      (111,758)       16,376,423       1,675,283
 Foreign currency
  transactions...............         1,425          (185,877)             --
 Futures contracts...........            --         2,708,770          34,618
Change in unrealized
appreciation/depreciation of:
 Investments.................       315,483        31,185,360      (1,434,806)
 Futures contracts...........            --           371,900          25,855
 Translation of assets and
  liabilities in foreign
  currencies.................        (1,521)       (1,089,634)             --
                                  ---------       -----------     -----------
  Net Realized and Unrealized
   Gain (Loss) on Investments
                          and
           Foreign Currencies       203,629        49,366,942         300,950
                                  ---------       -----------     -----------
   Net Increase (Decrease) in
    Net Assets Resulting from
                   Operations     $ 279,728       $54,387,499     $   418,771
                                  =========       ===========     ===========



/(a) /Period from March 1, 2005, date operations commenced, through October 31,
  2005.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                   PARTNERS        PARTNERS        PARTNERS
                                LARGECAP VALUE  LARGECAP VALUE   MIDCAP GROWTH
                                    FUND I      FUND II /(A)/    FUND II /(A)/
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (OPERATING LOSS)
Income:
 Dividends....................   $ 2,885,867      $2,379,011     $ 1,615,631
 Interest.....................        71,117          56,752          44,022
 Securities lending...........           333              46              --
                                 -----------      ----------     -----------
                  Total Income     2,957,317       2,435,809       1,659,653
Expenses:
 Management and investment
  advisory fees...............     1,151,198         896,443       2,330,011
 Distribution fees - Advisors
  Preferred...................           185             164             757
 Distribution fees - Advisors
  Select......................            49              47             150
 Distribution fees - Advisors
  Signature...................           636              30              54
 Distribution fees - Select...            11               9             326
 Administrative service fees -
  Advisors Preferred..........           111              98             454
 Administrative service fees -
  Advisors Select.............            32              31             100
 Administrative service fees -
  Advisors Signature..........           509              24              43
 Administrative service fees -
  Preferred...................         1,569             365             435
 Administrative service fees -
  Select......................            15              12             424
 Service fees - Advisors
  Preferred...................           125             112             515
 Service fees - Advisors
  Select......................            41              40             126
 Service fees - Advisors
  Signature...................           454              21              39
 Service fees - Preferred.....         2,141             498             593
 Service fees - Select........            18              12             490
 Other expenses...............           407             297             672
                                 -----------      ----------     -----------
                Total Expenses     1,157,501         898,203       2,335,189
                                 -----------      ----------     -----------
         Net Investment Income
              (Operating Loss)     1,799,816       1,537,606        (675,536)

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions......     3,037,215       2,249,367       1,961,919
Change in unrealized
appreciation/depreciation of:
 Investments..................    10,946,306       4,829,149      29,660,742
                                 -----------      ----------     -----------
   Net Realized and Unrealized
    Gain (Loss) on Investments
                           and
            Foreign Currencies    13,983,521       7,078,516      31,622,661
                                 -----------      ----------     -----------
Net Increase (Decrease) in Net
         Assets Resulting from
                    Operations   $15,783,337      $8,616,122     $30,947,125
                                 ===========      ==========     ===========



/(a) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                       PARTNERS     PARTNERS       PARTNERS
                                        MIDCAP      SMALLCAP       SMALLCAP
                                     VALUE FUND I  BLEND FUND    GROWTH FUND I
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends.........................  $ 6,201,085   $ 2,031,228   $   229,378
 Interest..........................      145,845        32,438        29,006
 Securities lending................          775         2,486         1,789
                                     -----------   -----------   -----------
                       Total Income    6,347,705     2,066,152       260,173
Expenses:
 Management and investment advisory
  fees.............................    4,266,927     2,040,434     1,142,276
 Distribution fees - Advisors
  Preferred........................        2,205         3,276         5,969
 Distribution fees - Advisors
  Select...........................          866         1,544         2,552
 Distribution fees - Advisors
  Signature........................          310            76            60
 Distribution fees - Class J.......          N/A           N/A        41,124
 Distribution fees - Select........          105           280           106
 Administrative service fees -
  Advisors Preferred...............        1,323         1,966         3,582
 Administrative service fees -
  Advisors Select..................          578         1,029         1,701
 Administrative service fees -
  Advisors Signature...............          247            61            48
 Administrative service fees -
  Preferred........................          366           183         3,225
 Administrative service fees -
  Select...........................          137           365           138
 Registration fees - Class J.......          N/A           N/A        15,499
 Service fees - Advisors Preferred.        1,499         2,228         4,059
 Service fees - Advisors Select....          722         1,286         2,127
 Service fees - Advisors Signature.          221            54            43
 Service fees - Preferred..........          499           250         4,398
 Service fees - Select.............          159           421           160
 Shareholder reports - Class J.....          N/A           N/A         3,360
 Transfer and administrative fees -
  Class J..........................          N/A           N/A        31,569
 Other expenses....................          788           447           180
                                     -----------   -----------   -----------
               Total Gross Expenses    4,276,952     2,053,900     1,262,176
 Less: Reimbursement from Manager -
  Class J..........................          N/A           N/A        13,315
                                     -----------   -----------   -----------
                 Total Net Expenses    4,276,952     2,053,900     1,248,861
                                     -----------   -----------   -----------
   Net Investment Income (Operating
                              Loss)    2,070,753        12,252      (988,688)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions...........   45,024,082    16,714,013     8,315,745
Change in unrealized
appreciation/depreciation of:
 Investments.......................   15,227,929     5,245,128     2,206,931
                                     -----------   -----------   -----------
   Net Realized and Unrealized Gain
          (Loss) on Investments and
                 Foreign Currencies   60,252,011    21,959,141    10,522,676
                                     -----------   -----------   -----------
     Net Increase (Decrease) in Net
   Assets Resulting from Operations  $62,322,764   $21,971,393   $ 9,533,988
                                     ===========   ===========   ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                      PARTNERS       PARTNERS       PARTNERS
                                      SMALLCAP       SMALLCAP       SMALLCAP
                                   GROWTH FUND III  VALUE FUND    VALUE FUND I
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends.......................   $   160,169     $ 3,317,498   $ 2,849,456
 Interest........................        30,785          72,068        93,863
 Securities lending..............         2,884             177            --
                                    -----------     -----------   -----------
                     Total Income       193,838       3,389,743     2,943,319
Expenses:
 Management and investment
  advisory fees..................       763,865       3,094,810     1,934,248
 Distribution fees - Advisors
  Preferred......................           669          15,763        24,486
 Distribution fees - Advisors
  Select.........................           234           8,398        34,979
 Distribution fees - Advisors
  Signature......................            38              38           151
 Distribution fees - Class J.....           N/A          42,959           N/A
 Distribution fees - Select......            11              93         1,758
 Administrative service fees -
  Advisors Preferred.............           401           9,458        14,692
 Administrative service fees -
  Advisors Select................           156           5,599        23,320
 Administrative service fees -
  Advisors Signature.............            30              31           121
 Administrative service fees -
  Preferred......................         1,311          18,261         9,268
 Administrative service fees -
  Select.........................            14             120         2,286
 Registration fees - Class J.....           N/A          14,184           N/A
 Service fees - Advisors
  Preferred......................           455          10,719        16,651
 Service fees - Advisors Select..           195           6,999        29,150
 Service fees - Advisors
  Signature......................            27              27           108
 Service fees - Preferred........         1,788          24,902        12,638
 Service fees - Select...........            15             139         2,637
 Shareholder reports - Class J...           N/A           2,899           N/A
 Transfer and administrative fees
  - Class J......................           N/A          30,247           N/A
 Other expenses..................           200             527           372
                                    -----------     -----------   -----------
             Total Gross Expenses       769,409       3,286,173     2,106,865
 Less: Reimbursement from Manager
  - Class J......................           N/A           8,640           N/A
                                    -----------     -----------   -----------
               Total Net Expenses       769,409       3,277,533     2,106,865
                                    -----------     -----------   -----------
 Net Investment Income (Operating
                            Loss)      (575,571)        112,210       836,454

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions.........     6,894,880      28,082,627    18,334,119
 Futures contracts...............            --              --       638,224
Change in unrealized
appreciation/depreciation of:
 Investments.....................     7,496,669      10,365,464     3,170,111
 Futures contracts...............            --              --      (487,017)
                                    -----------     -----------   -----------
 Net Realized and Unrealized Gain
        (Loss) on Investments and
               Foreign Currencies    14,391,549      38,448,091    21,655,437
                                    -----------     -----------   -----------
   Net Increase (Decrease) in Net
 Assets Resulting from Operations   $13,815,978     $38,560,301   $22,491,891
                                    ===========     ===========   ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                       PARTNERS                    SMALLCAP
                                    SMALLCAP VALUE   SMALLCAP       S&P 600
                                       FUND II      GROWTH FUND   INDEX FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING
 LOSS)
Income:
 Dividends........................   $ 1,400,593    $  165,149    $ 2,019,392
 Interest.........................        27,071        18,523         53,081
 Securities lending...............         6,176            --          5,572
                                     -----------    ----------    -----------
                      Total Income     1,433,840       183,672      2,078,045
Expenses:
 Management and investment
  advisory fees...................     1,471,842       220,898        310,146
 Distribution fees - Advisors
  Preferred.......................         3,830            40         47,527
 Distribution fees - Advisors
  Select..........................         1,202           280         45,733
 Distribution fees - Advisors
  Signature.......................            39            36            123
 Distribution fees - Class J......           N/A       144,566        240,022
 Distribution fees - Select.......           115            11          5,598
 Administrative service fees -
  Advisors Preferred..............         2,298            24         28,516
 Administrative service fees -
  Advisors Select.................           801           186         30,489
 Administrative service fees -
  Advisors Signature..............            31            29             99
 Administrative service fees -
  Preferred.......................            53           256         49,426
 Administrative service fees -
  Select..........................           149            15          7,277
 Registration fees - Class J......           N/A        15,281         18,111
 Service fees - Advisors Preferred         2,604            28         32,318
 Service fees - Advisors Select...         1,002           233         38,110
 Service fees - Advisors Signature            28            26             88
 Service fees - Preferred.........            73           350         67,399
 Service fees - Select............           173            18          8,397
 Shareholder reports - Class J....           N/A         9,360         16,365
 Transfer and administrative fees
  - Class J.......................           N/A        73,605        131,291
 Other expenses...................           433            48            380
                                     -----------    ----------    -----------
                    Total Expenses     1,484,673       465,290      1,077,415
                                     -----------    ----------    -----------
  Net Investment Income (Operating
                             Loss)       (50,833)     (281,618)     1,000,630

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES
Net realized gain (loss) from:
 Investment transactions..........    13,703,648     2,952,320      5,989,565
 Futures contracts................            --            --        (34,678)
Change in unrealized
appreciation/depreciation of:
 Investments......................    12,146,305       (58,635)    16,350,172
 Futures contracts................            --            --         27,250
                                     -----------    ----------    -----------
  Net Realized and Unrealized Gain
         (Loss) on Investments and
                Foreign Currencies    25,849,953     2,893,685     22,332,309
                                     -----------    ----------    -----------
    Net Increase (Decrease) in Net
  Assets Resulting from Operations   $25,799,120    $2,612,067    $23,332,939
                                     ===========    ==========    ===========



See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------


                                                                   ULTRA SHORT
                                                                    BOND FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Interest.......................................................   $2,601,157
                                                                   ----------
                                                    Total Income    2,601,157
Expenses:
 Management and investment advisory fees........................      324,495
 Distribution fees - Advisors Preferred.........................       64,109
 Distribution fees - Advisors Select............................       28,524
 Distribution fees - Advisors Signature.........................           36
 Distribution fees - Class J....................................      205,474
 Distribution fees - Select.....................................        1,100
 Administrative service fees - Advisors Preferred...............       38,465
 Administrative service fees - Advisors Select..................       19,016
 Administrative service fees - Advisors Signature...............           29
 Administrative service fees - Preferred........................        2,405
 Administrative service fees - Select...........................        1,430
 Registration fees - Class J....................................       17,000
 Service fees - Advisors Preferred..............................       43,593
 Service fees - Advisors Select.................................       23,769
 Service fees - Advisors Signature..............................           25
 Service fees - Preferred.......................................        3,280
 Service fees - Select..........................................        1,649
 Shareholder reports - Class J..................................        9,682
 Transfer and administrative fees - Class J.....................       81,599
 Other expenses - Class J.......................................            1
 Other expenses.................................................          121
                                                                   ----------
                                                  Total Expenses      865,802
                                                                   ----------
                          Net Investment Income (Operating Loss)    1,735,355

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized gain (loss) from:
 Investment transactions........................................      (44,890)
Change in unrealized appreciation/depreciation of:
 Investments....................................................     (166,684)
                                                                   ----------
      Net Realized and Unrealized Gain (Loss) on Investments and
                                              Foreign Currencies     (211,574)
                                                                   ----------
 Net Increase (Decrease) in Net Assets Resulting from Operations   $1,523,781
                                                                   ==========



See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                         HIGH QUALITY
                                                       INTERMEDIATE-TERM
                                                           BOND FUND
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005            2004
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $  2,963,943    $ 1,732,086
Net realized gain (loss) from investment
 transactions and foreign currency transactions.       142,971        566,257
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............    (2,466,163)       492,905
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations       640,751      2,791,248
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................      (879,658)    (1,779,398)
From net realized gain on investments and
 foreign currency transactions:.................      (427,748)      (197,179)
                                                  ------------    -----------
              Total Dividends and Distributions:    (1,307,406)    (1,976,577)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...    40,469,816     44,837,902
                                                  ------------    -----------
Redemption Fees - Class J.......................           827             --
                                                  ------------    -----------
         Total increase (decrease) in net assets    39,803,988     45,652,573
NET ASSETS
Beginning of period.............................    71,108,899     25,456,326
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $110,912,887    $71,108,899
                                                  ============    ===========
Undistributed (overdistributed) net investment
 income (operating loss)........................  $  2,245,153    $   127,659
                                                  ============    ===========




                                    ADVISORS      ADVISORS     ADVISORS
                                   PREFERRED      SELECT      SIGNATURE    CLASS J      INSTITUTIONAL   PREFERRED        SELECT
                                  ------------  ------------  ---------  ------------  --------------  ------------  --------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold...........................  $ 8,633,923   $ 2,163,607   $ 93,807   $ 8,423,851    $3,008,073     $15,824,825    $ 1,688,945
 Issued in acquistions..........      321,157     2,636,650      9,808    11,323,883        10,327         706,041        354,029
 Reinvested.....................      636,455        33,511         --       362,470            --         271,985            262
 Redeemed.......................   (5,023,932)   (1,214,171)      (300)   (4,720,645)     (529,023)     (3,384,677)    (1,161,045)
                                  -----------   -----------   --------   -----------    ----------     -----------    -----------
Net Increase (Decrease).........  $ 4,567,603   $ 3,619,597   $103,315   $15,389,559    $2,489,377     $13,418,174    $   882,191
                                  ===========   ===========   ========   ===========    ==========     ===========    ===========

Shares:
 Sold...........................      815,955       204,975      8,743       792,863       280,893       1,504,757        159,012
 Issued in acquistions..........       30,297       249,153        918     1,062,582           965          66,468         33,389
 Reinvested.....................       60,547         3,192         --        34,295            --          25,844             25
 Redeemed.......................     (476,359)     (114,725)       (28)     (444,256)      (48,905)       (320,466)      (110,002)
                                  -----------   -----------   --------   -----------    ----------     -----------    -----------
Net Increase (Decrease).........      430,440       342,595      9,633     1,445,484       232,953       1,276,603         82,424
                                  ===========   ===========   ========   ===========    ==========     ===========    ===========

Year Ended October 31, 2004
Dollars:
 Sold...........................  $38,136,017   $ 2,933,183        N/A   $ 8,585,091    $       --     $ 8,376,652    $     1,071
 Reinvested.....................      858,773        43,107        N/A       665,899            --         403,609             20
 Redeemed.......................   (4,932,909)   (1,869,377)       N/A    (5,067,040)           --      (3,296,106)           (88)
                                  -----------   -----------   --------   -----------    ----------     -----------    -----------
Net Increase (Decrease).........  $34,061,881   $ 1,106,913        N/A   $ 4,183,950    $       --     $ 5,484,155    $     1,003
                                  ===========   ===========   ========   ===========    ==========     ===========    ===========

Shares:
 Sold...........................    3,641,661       278,190        N/A       812,677            --         794,754            101
 Reinvested.....................       81,676         4,106        N/A        63,095            --          38,349              2
 Redeemed.......................     (467,888)     (177,340)       N/A      (480,031)           --        (312,808)            (8)
                                  -----------   -----------   --------   -----------    ----------     -----------    -----------
Net Increase (Decrease).........    3,255,449       104,956        N/A       395,741            --         520,295             95
                                  ===========   ===========   ========   ===========    ==========     ===========    ===========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income.....  $  (419,694)  $   (22,583)  $   (103)  $  (234,685)   $     (137)    $  (202,068)   $      (388)
 From net realized gain on
  investments and foreign
  currency transactions.........     (216,761)      (10,928)       (58)     (129,953)          (61)        (69,917)           (70)
                                  -----------   -----------   --------   -----------    ----------     -----------    -----------
Total Dividends and
 Distributions..................  $  (636,455)  $   (33,511)  $   (161)  $  (364,638)   $     (198)    $  (271,985)   $      (458)
                                  ===========   ===========   ========   ===========    ==========     ===========    ===========

Year Ended October 31, 2004
 From net investment income.....  $  (852,691)  $   (39,485)       N/A   $  (541,355)   $     (383)    $  (345,100)   $      (384)
 From net realized gain on
  investments and foreign
  currency transactions.........       (6,082)       (3,622)       N/A      (128,812)          (75)        (58,509)           (79)
                                  -----------   -----------   --------   -----------    ----------     -----------    -----------
Total Dividends and
 Distributions..................  $  (858,773)  $   (43,107)       N/A   $  (670,167)   $     (458)    $  (403,609)   $      (463)
                                  ===========   ===========   ========   ===========    ==========     ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                                   HIGH YIELD
                                                                      FUND
-------------------------------------------------------------------------------
                                                                     PERIOD
                                                                     ENDED
                                                                  OCTOBER 31,
                                                                   2005 /(A)/
                                                                 --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........................   $ 2,366,451
Net realized gain (loss) from investment transactions and
 foreign currency transactions.................................      (113,303)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign
 currencies....................................................      (926,293)
                                                                  -----------
Net Increase (Decrease) in Net Assets Resulting from Operations     1,326,855
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..................    70,027,671
                                                                  -----------
                        Total increase (decrease) in net assets    71,354,526
NET ASSETS
Beginning of period............................................            --
                                                                  -----------
End of period (including undistributed net investment income as
 set forth below)..............................................   $71,354,526
                                                                  ===========
Undistributed (overdistributed) net investment income
 (operating loss)..............................................   $ 2,366,451
                                                                  ===========




                                                                 INSTITUTIONAL
                                                               ----------------
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Period Ended October 31, 2005 /(a)/
Dollars:
 Sold........................................................   $ 83,034,620
 Redeemed....................................................    (13,006,949)
                                                                ------------
Net Increase (Decrease)......................................   $ 70,027,671
                                                                ============

Shares:
 Sold........................................................      8,285,233
 Redeemed....................................................     (1,315,976)
                                                                ------------
Net Increase (Decrease)......................................      6,969,257
                                                                ============


/(a) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                        INTERNATIONAL
                                                            GROWTH
                                                             FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  6,845,264    $  4,219,843
Net realized gain (loss) from investment
 transactions and foreign currency transactions    64,804,495      44,732,262
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    39,378,163       6,422,734
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations   111,027,922      55,374,839
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (4,296,633)     (2,689,673)
From net realized gain on investments and
 foreign currency transactions.................   (34,324,112)             --
                                                 ------------    ------------
              Total Dividends and Distributions   (38,620,745)     (2,689,673)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   266,767,584     112,839,103
                                                 ------------    ------------
        Total increase (decrease) in net assets   339,174,761     165,524,269
NET ASSETS
Beginning of period............................   386,338,567     220,814,298
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $725,513,328    $386,338,567
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $  6,338,723    $  3,978,253
                                                 ============    ============



                                    ADVISORS      ADVISORS     ADVISORS
                                   PREFERRED      SELECT      SIGNATURE    CLASS J      INSTITUTIONAL   PREFERRED        SELECT
                                  ------------  ------------  ---------  ------------  --------------  ------------  --------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold...........................  $ 5,320,729   $ 5,525,101   $178,416   $23,226,868   $238,852,301    $ 5,538,810    $ 9,621,165
 Reinvested.....................      504,881       488,016         --     2,114,746     35,294,513        191,651         25,628
 Redeemed.......................   (1,914,200)   (2,437,359)   (15,691)   (5,288,877)   (48,184,755)      (783,531)    (1,490,828)
                                  -----------   -----------   --------   -----------   ------------    -----------    -----------
Net Increase (Decrease).........  $ 3,911,410   $ 3,575,758   $162,725   $20,052,737   $225,962,059    $ 4,946,930    $ 8,155,965
                                  ===========   ===========   ========   ===========   ============    ===========    ===========

Shares:
 Sold...........................      475,950       539,179     17,030     2,232,412     22,249,961        526,008        923,769
 Reinvested.....................       49,311        49,811         --       214,946      3,533,776         19,305          2,587
 Redeemed.......................     (175,588)     (241,022)    (1,471)     (505,905)    (4,577,259)       (74,202)      (137,476)
                                  -----------   -----------   --------   -----------   ------------    -----------    -----------
Net Increase (Decrease).........      349,673       347,968     15,559     1,941,453     21,206,478        471,111        788,880
                                  ===========   ===========   ========   ===========   ============    ===========    ===========

Year Ended October 31, 2004
Dollars:
 Sold...........................  $ 3,047,201   $ 5,284,191        N/A   $11,733,031   $121,046,435    $ 3,800,651    $   112,851
 Reinvested.....................       15,162         2,706        N/A        10,730      2,653,314          6,894            867
 Redeemed.......................     (987,074)   (1,314,072)       N/A    (2,094,683)   (27,620,777)    (2,838,067)       (20,257)
                                  -----------   -----------   --------   -----------   ------------    -----------    -----------
Net Increase (Decrease).........  $ 2,075,289   $ 3,972,825        N/A   $ 9,649,078   $ 96,078,972    $   969,478    $    93,461
                                  ===========   ===========   ========   ===========   ============    ===========    ===========

Shares:
 Sold...........................      312,644       561,708        N/A     1,259,813     12,887,051        407,537         12,131
 Reinvested.....................        1,661           309        N/A         1,214        298,796            779             98
 Redeemed.......................     (102,232)     (140,469)       N/A      (224,925)    (2,933,864)      (306,141)        (2,187)
                                  -----------   -----------   --------   -----------   ------------    -----------    -----------
Net Increase (Decrease).........      212,073       421,548        N/A     1,036,102     10,251,983        102,175         10,042
                                  ===========   ===========   ========   ===========   ============    ===========    ===========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income.....  $   (55,431)  $   (51,845)  $    (92)  $  (226,173)  $ (3,939,022)   $   (21,268)   $    (2,802)
 From net realized gain on
  investments and foreign
  currency transactions.........     (449,450)     (436,171)      (858)   (1,888,933)   (31,355,491)      (170,383)       (22,826)
                                  -----------   -----------   --------   -----------   ------------    -----------    -----------
Total Dividends and
 Distributions..................  $  (504,881)  $  (488,016)  $   (950)  $(2,115,106)  $(35,294,513)   $  (191,651)   $   (25,628)
                                  ===========   ===========   ========   ===========   ============    ===========    ===========

Year Ended October 31, 2004
 From net investment income.....  $   (15,162)  $    (2,706)       N/A   $   (10,730)  $ (2,653,314)   $    (6,894)   $      (867)
                                  -----------   -----------   --------   -----------   ------------    -----------    -----------
Total Dividends and
 Distributions..................  $   (15,162)  $    (2,706)       N/A   $   (10,730)  $ (2,653,314)   $    (6,894)   $      (867)
                                  ===========   ===========   ========   ===========   ============    ===========    ===========



See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                             MIDCAP
                                                          GROWTH FUND
-------------------------------------------------------------------------------
                                                       YEAR           YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                       2005           2004
                                                   ------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)...........  $  (214,352)   $  (164,583)
Net realized gain (loss) from investment
 transactions and foreign currency transactions..    1,934,062        904,031
Change in unrealized appreciation/depreciation of
 investments and translation of assets and
 liabilities in foreign currencies...............      978,030       (365,544)
                                                   -----------    -----------
  Net Increase (Decrease) in Net Assets Resulting
                                  from Operations    2,697,740        373,904
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions....   (4,342,243)     4,574,264
                                                   -----------    -----------
          Total increase (decrease) in net assets   (1,644,503)     4,948,168
NET ASSETS
Beginning of period..............................   21,599,991     16,651,823
                                                   -----------    -----------
End of period (including undistributed net
 investment income as set forth below)...........  $19,955,488    $21,599,991
                                                   ===========    ===========

Undistributed (overdistributed) net investment income
 (operating loss)...........................................     $--      $--
                                                                 ==       ==




                                           ADVISORS    ADVISORS    ADVISORS
                                          PREFERRED     SELECT    SIGNATURE    CLASS J      INSTITUTIONAL   PREFERRED    SELECT
                                          ----------  ----------  ---------  ------------  --------------  ----------  -----------
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold...................................  $ 803,081   $ 521,545    $10,000   $ 4,392,453    $   548,866    $102,870     $ 67,943
 Redeemed...............................   (270,584)   (457,846)        --    (3,148,781)    (6,806,571)    (30,230)     (74,989)
                                          ---------   ---------    -------   -----------    -----------    --------     --------
Net Increase (Decrease).................  $ 532,497   $  63,699    $10,000   $ 1,243,672    $(6,257,705)   $ 72,640     $ (7,046)
                                          =========   =========    =======   ===========    ===========    ========     ========
Shares:
 Sold...................................    122,411      81,429      1,863       776,350         95,494      16,190       11,662
 Redeemed...............................    (43,793)    (73,698)        --      (560,682)    (1,198,390)     (4,889)     (11,662)
                                          ---------   ---------    -------   -----------    -----------    --------     --------
Net Increase (Decrease).................     78,618       7,731      1,863       215,668     (1,102,896)     11,301           --
                                          =========   =========    =======   ===========    ===========    ========     ========

Year Ended October 31, 2004
Dollars:
 Sold...................................  $  71,789   $ 215,791        N/A   $ 8,032,251    $ 2,034,833    $ 81,865     $     --
 Redeemed...............................    (45,474)   (132,414)       N/A    (3,491,119)    (2,151,351)    (21,907)     (20,000)
                                          ---------   ---------    -------   -----------    -----------    --------     --------
Net Increase (Decrease).................  $  26,315   $  83,377        N/A   $ 4,541,132    $  (116,518)   $ 59,958     $(20,000)
                                          =========   =========    =======   ===========    ===========    ========     ========
Shares:
 Sold...................................     12,715      39,967        N/A     1,547,009        380,796      14,808           --
 Redeemed...............................     (8,275)    (24,793)       N/A      (678,520)      (401,259)     (3,933)      (3,500)
                                          ---------   ---------    -------   -----------    -----------    --------     --------
Net Increase (Decrease).................      4,440      15,174        N/A       868,489        (20,463)     10,875       (3,500)
                                          =========   =========    =======   ===========    ===========    ========     ========






See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                            MIDCAP
                                                            S&P 400
                                                          INDEX FUND
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005            2004
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $    500,486    $   210,605
Net realized gain (loss) from investment
 transactions and foreign currency transactions.     4,367,919      1,631,149
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............     6,278,022      2,276,173
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations    11,146,427      4,117,927
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................      (241,790)      (119,086)
From net realized gain on investments and
 foreign currency transactions..................    (1,658,985)      (395,327)
                                                  ------------    -----------
               Total Dividends and Distributions    (1,900,775)      (514,413)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...    32,474,910     19,995,220
                                                  ------------    -----------
         Total increase (decrease) in net assets    41,720,562     23,598,734
NET ASSETS
Beginning of period.............................    59,330,904     35,732,170
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $101,051,466    $59,330,904
                                                  ============    ===========
Undistributed (overdistributed) net investment
 income (operating loss)........................  $    432,369    $   173,673
                                                  ============    ===========




                                    ADVISORS      ADVISORS     ADVISORS
                                   PREFERRED      SELECT      SIGNATURE    CLASS J      INSTITUTIONAL   PREFERRED        SELECT
                                  ------------  ------------  ---------  ------------  --------------  ------------  --------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold...........................  $12,346,294   $ 8,723,742   $330,858   $ 7,947,263    $1,454,019     $11,467,479    $ 4,654,451
 Reinvested.....................      212,250       306,497         --       635,359            --         666,125         79,418
 Redeemed.......................   (3,040,388)   (2,753,237)    (4,623)   (3,519,342)     (199,432)     (4,658,319)    (2,173,504)
                                  -----------   -----------   --------   -----------    ----------     -----------    -----------
Net Increase (Decrease).........  $ 9,518,156   $ 6,277,002   $326,235   $ 5,063,280    $1,254,587     $ 7,475,285    $ 2,560,365
                                  ===========   ===========   ========   ===========    ==========     ===========    ===========
Shares:
 Sold...........................      942,876       659,345     24,624       624,172       110,039         874,508        355,601
 Reinvested.....................       16,894        24,438         --        51,781            --          52,849          6,312
 Redeemed.......................     (229,806)     (211,770)      (343)     (277,459)      (14,648)       (351,459)      (167,037)
                                  -----------   -----------   --------   -----------    ----------     -----------    -----------
Net Increase (Decrease).........      729,964       472,013     24,281       398,494        95,391         575,898        194,876
                                  ===========   ===========   ========   ===========    ==========     ===========    ===========

Year Ended October 31, 2004
Dollars:
 Sold...........................  $ 6,327,579   $ 8,562,950        N/A   $ 7,616,348    $       --     $12,077,303    $ 1,334,631
 Reinvested.....................       36,397        38,006        N/A       150,636            --         264,588         24,508
 Redeemed.......................   (2,637,455)   (2,515,538)       N/A    (2,754,996)           --      (7,965,175)      (564,562)
                                  -----------   -----------   --------   -----------    ----------     -----------    -----------
Net Increase (Decrease).........  $ 3,726,521   $ 6,085,418        N/A   $ 5,011,988    $       --     $ 4,376,716    $   794,577
                                  ===========   ===========   ========   ===========    ==========     ===========    ===========
Shares:
 Sold...........................      542,479       727,695        N/A       664,988            --       1,031,296        113,783
 Reinvested.....................        3,201         3,351        N/A        13,583            --          23,220          2,154
 Redeemed.......................     (224,560)     (214,070)       N/A      (241,364)           --        (684,205)       (47,940)
                                  -----------   -----------   --------   -----------    ----------     -----------    -----------
Net Increase (Decrease).........      321,120       516,976        N/A       437,207            --         370,311         67,997
                                  ===========   ===========   ========   ===========    ==========     ===========    ===========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income.....  $   (28,227)  $   (38,453)  $    (36)  $   (75,215)   $      (51)    $   (89,470)   $   (10,338)
 From net realized gain on
  investments and foreign
  currency transactions.........     (184,023)     (268,044)      (273)     (560,584)         (323)       (576,658)       (69,080)
                                  -----------   -----------   --------   -----------    ----------     -----------    -----------
Total Dividends and
 Distributions..................  $  (212,250)  $  (306,497)  $   (309)  $  (635,799)   $     (374)    $  (666,128)   $   (79,418)
                                  ===========   ===========   ========   ===========    ==========     ===========    ===========

Year Ended October 31, 2004
 From net investment income.....  $   (10,061)  $    (4,430)       N/A   $        --    $      (95)    $   (96,744)   $    (7,756)
 From net realized gain on
  investments and foreign
  currency transactions.........      (26,336)      (33,582)       N/A      (150,698)         (116)       (167,844)       (16,751)
                                  -----------   -----------   --------   -----------    ----------     -----------    -----------
Total Dividends and
 Distributions..................  $   (36,397)  $   (38,012)       N/A   $  (150,698)   $     (211)    $  (264,588)   $   (24,507)
                                  ===========   ===========   ========   ===========    ==========     ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                            MIDCAP
                                                          VALUE FUND
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005            2004
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $    360,159    $    93,324
Net realized gain (loss) from investment
 transactions and foreign currency transactions.    17,441,468      5,481,145
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............    (2,350,783)       493,172
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations    15,450,844      6,067,641
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................      (165,463)       (78,373)
From net realized gain on investments and
 foreign currency transactions..................    (5,214,459)            --
                                                  ------------    -----------
               Total Dividends and Distributions    (5,379,922)       (78,373)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...    28,180,156     25,076,693
                                                  ------------    -----------
Redemption Fees - Class J.......................           355             --
                                                  ------------    -----------
         Total increase (decrease) in net assets    38,251,433     31,065,961
NET ASSETS
Beginning of period.............................    80,153,319     49,087,358
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $118,404,752    $80,153,319
                                                  ============    ===========
Undistributed (overdistributed) net investment
 income (operating loss)........................  $    212,481    $    17,441
                                                  ============    ===========




                                          ADVISORS     ADVISORS   ADVISORS
                                         PREFERRED     SELECT    SIGNATURE     CLASS J      INSTITUTIONAL   PREFERRED     SELECT
                                        ------------  ---------  ---------  -------------  --------------  ----------  ------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold.................................  $ 1,094,223   $260,028   $48,357    $ 31,923,407    $ 5,212,521    $ 890,404    $ 549,192
 Reinvested...........................      105,203     10,343        --       5,158,779         59,029       12,812       28,897
 Redeemed.............................   (2,719,788)   (14,400)     (104)    (12,717,820)    (1,074,163)    (158,114)    (488,650)
                                        -----------   --------   -------    ------------    -----------    ---------    ---------
Net Increase (Decrease)...............  $(1,520,362)  $255,971   $48,253    $ 24,364,366    $ 4,197,387    $ 745,102    $  89,439
                                        ===========   ========   =======    ============    ===========    =========    =========
Shares:
 Sold.................................       79,268     18,706     3,456       2,310,837        356,985       63,416       41,165
 Reinvested...........................        8,104        794        --         399,893          4,543          989        2,242
 Redeemed.............................     (188,321)    (1,022)       (7)       (924,523)       (82,145)     (11,217)     (34,623)
                                        -----------   --------   -------    ------------    -----------    ---------    ---------
Net Increase (Decrease)...............     (100,949)    18,478     3,449       1,786,207        279,383       53,188        8,784
                                        ===========   ========   =======    ============    ===========    =========    =========

Year Ended October 31, 2004
Dollars:
 Sold.................................  $   616,580   $ 99,527       N/A    $ 34,229,949    $   933,302    $ 205,254    $   5,751
 Reinvested...........................        5,868        323       N/A          64,004          6,637        1,118          273
 Redeemed.............................     (175,427)   (43,472)      N/A     (10,482,870)      (282,411)    (105,792)      (1,921)
                                        -----------   --------   -------    ------------    -----------    ---------    ---------
Net Increase (Decrease)...............  $   447,021   $ 56,378       N/A    $ 23,811,083    $   657,528    $ 100,580    $   4,103
                                        ===========   ========   =======    ============    ===========    =========    =========
Shares:
 Sold.................................       49,601      7,936       N/A       2,781,779         77,129       16,574          472
 Reinvested...........................          481         26       N/A           5,264            547           92           23
 Redeemed.............................      (14,224)    (3,555)      N/A        (851,947)       (23,117)      (8,801)        (156)
                                        -----------   --------   -------    ------------    -----------    ---------    ---------
Net Increase (Decrease)...............       35,858      4,407       N/A       1,935,096         54,559        7,865          339
                                        ===========   ========   =======    ============    ===========    =========    =========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income...........  $    (3,613)  $   (429)  $   (18)   $   (157,433)   $    (2,520)   $    (496)   $    (954)
 From net realized gain on investments
  and foreign currency transactions...     (101,590)    (9,914)     (632)     (5,004,936)       (57,128)     (12,316)     (27,943)
                                        -----------   --------   -------    ------------    -----------    ---------    ---------
Total Dividends and Distributions.....  $  (105,203)  $(10,343)  $  (650)   $ (5,162,369)   $   (59,648)   $ (12,812)   $ (28,897)
                                        ===========   ========   =======    ============    ===========    =========    =========

Year Ended October 31, 2004
 From net investment income...........  $    (5,868)  $   (323)      N/A    $    (64,026)   $    (6,765)   $  (1,118)   $    (273)
                                        -----------   --------   -------    ------------    -----------    ---------    ---------
Total Dividends and Distributions.....  $    (5,868)  $   (323)      N/A    $    (64,026)   $    (6,765)   $  (1,118)   $    (273)
                                        ===========   ========   =======    ============    ===========    =========    =========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                                    PARTNERS
                                                                     GLOBAL
                                                                  EQUITY FUND
-------------------------------------------------------------------------------
                                                                     PERIOD
                                                                     ENDED
                                                                  OCTOBER 31,
                                                                   2005 /(A)/
                                                                 --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........................   $    76,099
Net realized gain (loss) from investment transactions and
 foreign currency transactions.................................      (110,333)
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign
 currencies....................................................       313,962
                                                                  -----------
Net Increase (Decrease) in Net Assets Resulting from Operations       279,728
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..................    11,820,171
                                                                  -----------
                        Total increase (decrease) in net assets    12,099,899
NET ASSETS
Beginning of period............................................            --
                                                                  -----------
End of period (including undistributed net investment income as
 set forth below)..............................................   $12,099,899
                                                                  ===========
Undistributed (overdistributed) net investment income
 (operating loss)..............................................   $    77,524
                                                                  ===========



                         ADVISORS   ADVISORS   ADVISORS
                        PREFERRED   SELECT    SIGNATURE   INSTITUTIONAL   PREFERRED     SELECT
                        ---------  ---------  ---------  --------------  ----------  -------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Period Ended October
 31, 2005 /(a)/
Dollars:
 Sold.................   $10,000    $39,743   $21,495     $11,135,482     $10,000     $1,246,902
 Redeemed.............        --         --        (3)       (199,252)         --       (444,196)
                         -------    -------   -------     -----------     -------     ----------
Net Increase
 (Decrease)...........   $10,000    $39,743   $21,492     $10,936,230     $10,000     $  802,706
                         =======    =======   =======     ===========     =======     ==========

Shares:
 Sold.................     1,000      3,857     2,109       1,110,856       1,000        126,104
 Redeemed.............        --         --        --         (19,212)         --        (44,444)
                         -------    -------   -------     -----------     -------     ----------
Net Increase
 (Decrease)...........     1,000      3,857     2,109       1,091,644       1,000         81,660
                         =======    =======   =======     ===========     =======     ==========



/(a) /Period from March 1, 2005, date operations commenced, through October 31,
  2005.
See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                         INTERNATIONAL
                                                             FUND
-------------------------------------------------------------------------------
                                                      YEAR           PERIOD
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005         2004 /(A)/
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $  5,020,557    $    474,908
Net realized gain (loss) from investment
 transactions and foreign currency transactions.    18,899,316       1,575,474
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............    30,467,626      12,985,862
                                                  ------------    ------------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations    54,387,499      15,036,244
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................      (951,805)             --
From net realized gain on investments and
 foreign currency transactions..................    (1,763,093)             --
                                                  ------------    ------------
               Total Dividends and Distributions    (2,714,898)             --
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...   323,859,790     180,459,235
                                                  ------------    ------------
         Total increase (decrease) in net assets   375,532,391     195,495,479
NET ASSETS
Beginning of period.............................   195,495,479              --
                                                  ------------    ------------
End of period (including undistributed net
 investment income as set forth below)..........  $571,027,870    $195,495,479
                                                  ============    ============
Undistributed (overdistributed) net investment
 income (operating loss)........................  $  4,623,341    $    491,927
                                                  ============    ============





                                                  ADVISORS      ADVISORS     ADVISORS
                                                 PREFERRED      SELECT      SIGNATURE   INSTITUTIONAL   PREFERRED        SELECT
                                                ------------  ------------  ---------  --------------  ------------  --------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold.........................................  $ 7,768,055   $ 6,721,060   $364,568   $308,767,822    $16,838,090    $ 5,498,328
 Reinvested...................................        2,659        30,753         --      2,546,125         74,449         17,814
 Redeemed.....................................   (1,047,394)   (1,306,500)   (28,488)   (16,672,046)    (4,403,719)    (1,311,786)
                                                -----------   -----------   --------   ------------    -----------    -----------
Net Increase (Decrease).......................  $ 6,723,320   $ 5,445,313   $336,080   $294,641,901    $12,508,820    $ 4,204,356
                                                ===========   ===========   ========   ============    ===========    ===========
Shares:
 Sold.........................................      647,432       568,018     29,133     25,607,397      1,404,349        468,166
 Reinvested...................................          226         2,626         --        216,663          6,347          1,519
 Redeemed.....................................      (86,893)     (107,790)    (2,384)    (1,404,340)      (365,785)      (108,223)
                                                -----------   -----------   --------   ------------    -----------    -----------
Net Increase (Decrease).......................      560,765       462,854     26,749     24,419,720      1,044,911        361,462
                                                ===========   ===========   ========   ============    ===========    ===========

Period Ended October 31, 2004 /(a)/
Dollars:
 Sold.........................................  $    87,867   $ 1,693,611        N/A   $186,977,535    $    11,433    $   187,630
 Redeemed.....................................       (1,156)         (338)       N/A     (8,495,452)            --         (1,895)
                                                -----------   -----------   --------   ------------    -----------    -----------
Net Increase (Decrease).......................  $    86,711   $ 1,693,273        N/A   $178,482,083    $    11,433    $   185,735
                                                ===========   ===========   ========   ============    ===========    ===========
Shares:
 Sold.........................................        8,316       157,921        N/A     18,580,596          1,098         17,728
 Redeemed.....................................         (107)          (31)       N/A       (815,427)            --           (187)
                                                -----------   -----------   --------   ------------    -----------    -----------
Net Increase (Decrease).......................        8,209       157,890        N/A     17,765,169          1,098         17,541
                                                ===========   ===========   ========   ============    ===========    ===========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income...................  $    (1,755)  $   (10,504)  $    (34)  $   (909,286)   $   (24,294)   $    (5,932)
 From net realized gain on investments and
  foreign currency transactions...............       (1,029)      (20,372)       (80)    (1,679,321)       (50,283)       (12,008)
                                                -----------   -----------   --------   ------------    -----------    -----------
Total Dividends and Distributions.............  $    (2,784)  $   (30,876)  $   (114)  $ (2,588,607)   $   (74,577)   $   (17,940)
                                                ===========   ===========   ========   ============    ===========    ===========



/(a) /Period from December 29, 2003, date operations commenced, through October
  31, 2004.
See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                           LARGECAP
                                                         GROWTH FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $    117,821    $    (36,642)
Net realized gain (loss) from investment
 transactions and foreign currency transactions     1,709,901         806,898
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    (1,408,951)     (1,049,428)
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations       418,771        (279,172)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments and
 foreign currency transactions:................      (792,718)             --
                                                 ------------    ------------
             Total Dividends and Distributions:      (792,718)             --
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   330,131,079       5,190,316
                                                 ------------    ------------
        Total increase (decrease) in net assets   329,757,132       4,911,144
NET ASSETS
Beginning of period............................    13,412,678       8,501,534
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $343,169,810     $13,412,678
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $    117,821    $         --
                                                 ============    ============




                                         ADVISORS     ADVISORS     ADVISORS
                                        PREFERRED      SELECT     SIGNATURE    CLASS J      INSTITUTIONAL   PREFERRED     SELECT
                                       ------------  -----------  ---------  ------------  --------------  ----------  ------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold................................  $ 7,273,363   $  644,932   $322,919   $ 4,118,439   $340,896,072    $  13,164    $   8,453
 Reinvested..........................        1,876      125,910         --       324,198             --           --           --
 Redeemed............................   (5,510,867)    (613,383)       (86)   (1,653,763)   (15,611,312)    (100,424)    (108,412)
                                       -----------   ----------   --------   -----------   ------------    ---------    ---------
Net Increase (Decrease)..............  $ 1,764,372   $  157,459   $322,833   $ 2,788,874   $325,284,760    $ (87,260)   $ (99,959)
                                       ===========   ==========   ========   ===========   ============    =========    =========
Shares:
 Sold................................      622,525       55,204     26,940       354,773     28,714,961        1,117          720
 Reinvested..........................          161       10,807         --        27,924             --           --           --
 Redeemed............................     (466,188)     (52,323)        (7)     (142,318)    (1,302,059)      (8,517)      (9,230)
                                       -----------   ----------   --------   -----------   ------------    ---------    ---------
Net Increase (Decrease)..............      156,498       13,688     26,933       240,379     27,412,902       (7,400)      (8,510)
                                       ===========   ==========   ========   ===========   ============    =========    =========

Year Ended October 31, 2004
Dollars:
 Sold................................  $    26,660   $2,197,821        N/A   $ 4,151,741   $         --    $      --    $      --
 Redeemed............................           --      (64,944)       N/A    (1,120,962)            --           --           --
                                       -----------   ----------   --------   -----------   ------------    ---------    ---------
Net Increase (Decrease)..............  $    26,660   $2,132,877        N/A   $ 3,030,779   $         --    $      --    $      --
                                       ===========   ==========   ========   ===========   ============    =========    =========
Shares:
 Sold................................        2,282      188,102        N/A       343,089             --           --           --
 Redeemed............................           --       (5,581)       N/A       (93,940)            --           --           --
                                       -----------   ----------   --------   -----------   ------------    ---------    ---------
Net Increase (Decrease)..............        2,282      182,521        N/A       249,149             --           --           --
                                       ===========   ==========   ========   ===========   ============    =========    =========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net realized gain on
  investments and foreign currency
  transactions.......................  $    (8,677)  $ (132,711)  $   (577)  $  (331,106)  $   (306,045)   $  (6,801)   $  (6,801)
                                       -----------   ----------   --------   -----------   ------------    ---------    ---------
Total Dividends and Distributions....  $    (8,677)  $ (132,711)  $   (577)  $  (331,106)  $   (306,045)   $  (6,801)   $  (6,801)
                                       ===========   ==========   ========   ===========   ============    =========    =========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                            PARTNERS
                                                         LARGECAP VALUE
                                                             FUND I
-------------------------------------------------------------------------------
                                                       YEAR          PERIOD
                                                       ENDED          ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       2005         2004/(a)/
                                                   -------------  -------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)...........  $  1,799,816    $   26,023
Net realized gain (loss) from investment
 transactions and foreign currency transactions..     3,037,215        (3,085)
Change in unrealized appreciation/depreciation of
 investments and translation of assets and
 liabilities in foreign currencies...............    10,946,306       243,328
                                                   ------------    ----------
  Net Increase (Decrease) in Net Assets Resulting
                                  from Operations    15,783,337       266,266
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.......................       (36,072)           --
                                                   -------------  ------------
                Total Dividends and Distributions       (36,072)           --
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions....   270,287,667     5,001,053
                                                   ------------    ----------
          Total increase (decrease) in net assets   286,034,932     5,267,319
NET ASSETS
Beginning of period..............................     5,267,319            --
                                                   ------------    ----------
End of period (including undistributed net
 investment income as set forth below)...........  $291,302,251    $5,267,319
                                                   ============    ==========
Undistributed (overdistributed) net investment
 income (operating loss).........................  $  1,789,767    $   26,023
                                                   ============    ==========





                         ADVISORS   ADVISORS   ADVISORS
                        PREFERRED   SELECT    SIGNATURE   INSTITUTIONAL   PREFERRED     SELECT
                        ---------  ---------  ---------  --------------  -----------  ----------
------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $397,256   $ 7,432    $388,697   $275,533,571    $2,814,653    $    --
 Reinvested...........        --        --          --         14,808            --         --
 Redeemed.............   (37,146)      (63)     (8,842)    (8,461,950)     (360,749)        --
                        --------   -------    --------   ------------    ----------    -------
Net Increase
 (Decrease)...........  $360,110   $ 7,369    $379,855   $267,086,429    $2,453,904    $    --
                        ========   =======    ========   ============    ==========    =======
Shares:
 Sold.................    34,263       670      34,060     24,663,900       250,937         --
 Reinvested...........        --        --          --          1,323            --         --
 Redeemed.............    (3,194)       (6)       (767)      (766,153)      (31,480)        --
                        --------   -------    --------   ------------    ----------    -------
Net Increase
 (Decrease)...........    31,069       664      33,293     23,899,070       219,457         --
                        ========   =======    ========   ============    ==========    =======

Period Ended October
 31, 2004 /(a)/
Dollars:
 Sold.................  $ 10,000   $10,000         N/A   $  4,961,053    $   10,000    $10,000
                        --------   -------    --------   ------------    ----------    -------
Net Increase
 (Decrease)...........  $ 10,000   $10,000         N/A   $  4,961,053    $   10,000    $10,000
                        ========   =======    ========   ============    ==========    =======
Shares:
 Sold.................     1,000     1,000         N/A        496,104         1,000      1,000
                        --------   -------    --------   ------------    ----------    -------
Net Increase
 (Decrease)...........     1,000     1,000         N/A        496,104         1,000      1,000
                        ========   =======    ========   ============    ==========    =======

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $    (37)  $   (36)   $    (32)  $    (35,888)   $      (40)   $   (39)
                        --------   -------    --------   ------------    ----------    -------
Total Dividends and
 Distributions........  $    (37)  $   (36)   $    (32)  $    (35,888)   $      (40)   $   (39)
                        ========   =======    ========   ============    ==========    =======



/(a) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                                   PARTNERS
                                                                LARGECAP VALUE
                                                                   FUND II
-------------------------------------------------------------------------------
                                                                    PERIOD
                                                                    ENDED
                                                                 OCTOBER 31,
                                                                  2005 /(A)/
                                                               ----------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).......................    $  1,537,606
Net realized gain (loss) from investment transactions and
 foreign currency transactions...............................       2,249,367
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign
 currencies..................................................       4,829,149
                                                                 ------------
         Net Increase (Decrease) in Net Assets Resulting from
                                                   Operations       8,616,122
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions................     188,815,084
                                                                 ------------
                      Total increase (decrease) in net assets     197,431,206
NET ASSETS
Beginning of period..........................................              --
                                                                 ------------
End of period (including undistributed net investment income
 as set forth below).........................................    $197,431,206
                                                                 ============
Undistributed (overdistributed) net investment income
 (operating loss)............................................    $  1,537,606
                                                                 ============





                         ADVISORS    ADVISORS   ADVISORS
                        PREFERRED    SELECT    SIGNATURE   INSTITUTIONAL   PREFERRED     SELECT
                        ----------  ---------  ---------  --------------  -----------  ---------
------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Period Ended October
 31, 2005 /(a)/
Dollars:
 Sold.................  $ 736,382    $58,606    $10,494   $201,151,362    $1,020,276    $10,022
 Redeemed.............   (176,854)        --         --    (13,421,369)     (573,835)        --
                        ---------    -------    -------   ------------    ----------    -------
Net Increase
 (Decrease)...........  $ 559,528    $58,606    $10,494   $187,729,993    $  446,441    $10,022
                        =========    =======    =======   ============    ==========    =======
Shares:
 Sold.................     72,814      5,818      1,050     20,718,777       102,079      1,002
 Redeemed.............    (17,933)        --         --     (1,355,513)      (56,901)        --
                        ---------    -------    -------   ------------    ----------    -------
Net Increase
 (Decrease)...........     54,881      5,818      1,050     19,363,264        45,178      1,002
                        =========    =======    =======   ============    ==========    =======



/(a) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                                   PARTNERS
                                                                 MIDCAP GROWTH
                                                                    FUND II
-------------------------------------------------------------------------------
                                                                    PERIOD
                                                                     ENDED
                                                                  OCTBER 31,
                                                                  2005 /(A)/
                                                                ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)........................   $   (675,536)
Net realized gain (loss) from investment transactions and
 foreign currency transactions................................      1,961,919
Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign
 currencies...................................................     29,660,742
                                                                 ------------
          Net Increase (Decrease) in Net Assets Resulting from
                                                    Operations     30,947,125
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions.................    417,965,518
                                                                 ------------
                       Total increase (decrease) in net assets    448,912,643
NET ASSETS
End of period (including undistributed net investment income
 as set forth below)..........................................   $448,912,643
                                                                 ============
Undistributed (overdistributed) net investment income
 (operating loss).............................................   $         --
                                                                 ============




                         ADVISORS     ADVISORS   ADVISORS
                        PREFERRED     SELECT    SIGNATURE   INSTITUTIONAL   PREFERRED      SELECT
                        -----------  ---------  ---------  --------------  -----------  -------------
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005 /(a)/
Dollars:
 Sold.................  $1,510,082   $224,476   $ 57,494   $452,347,579    $1,025,178    $1,190,965
 Redeemed.............    (226,294)   (14,947)   (10,138)   (37,627,508)      (89,873)     (421,496)
                        ----------   --------   --------   ------------    ----------    ----------
Net Increase
 (Decrease)...........  $1,283,788   $209,529   $ 47,356   $414,720,071    $  935,305    $  769,469
                        ==========   ========   ========   ============    ==========    ==========

Shares
 Sold:................     142,068     21,002      5,412     44,926,244       101,654       114,623
 Redeemed.............     (21,616)    (1,391)      (972)    (3,671,191)       (8,444)      (39,166)
                        ----------   --------   --------   ------------    ----------    ----------
Net Increase
 (Decrease)...........     120,452     19,611      4,440     41,255,053        93,210        75,457
                        ==========   ========   ========   ============    ==========    ==========


/(a) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                            MIDCAP
                                                         VALUE FUND I
-------------------------------------------------------------------------------
                                                      YEAR           PERIOD
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005         2004 /(A)/
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $  2,070,753    $    717,585
Net realized gain (loss) from investment
 transactions and foreign currency transactions.    45,024,082       3,718,035
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............    15,227,929      26,425,539
                                                  ------------    ------------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations    62,322,764      30,861,159
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................    (1,346,625)             --
From net realized gain on investments and
 foreign currency transactions..................    (3,740,674)             --
                                                  ------------    ------------
               Total Dividends and Distributions    (5,087,299)             --
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...   160,217,899     272,139,493
                                                  ------------    ------------
         Total increase (decrease) in net assets   217,453,364     303,000,652
NET ASSETS
Beginning of period.............................   303,000,652              --
                                                  ------------    ------------
End of period (including undistributed net
 investment income as set forth below)..........  $520,454,016    $303,000,652
                                                  ============    ============
Undistributed (overdistributed) net investment
 income (operating loss)........................  $  1,441,713    $    717,585
                                                  ============    ============





                         ADVISORS     ADVISORS   ADVISORS
                        PREFERRED     SELECT    SIGNATURE   INSTITUTIONAL   PREFERRED      SELECT
                        -----------  ---------  ---------  --------------  -----------  -------------
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $1,470,558   $934,968   $269,873   $168,557,371    $1,188,561    $1,263,622
 Reinvested...........       5,692        767         --      5,079,455           732            --
 Redeemed.............    (204,780)   (97,865)    (2,921)   (17,726,768)     (138,378)     (382,988)
                        ----------   --------   --------   ------------    ----------    ----------
Net Increase
 (Decrease)...........  $1,271,470   $837,870   $266,952   $155,910,058    $1,050,915    $  880,634
                        ==========   ========   ========   ============    ==========    ==========
Shares:
 Sold.................     114,029     72,450     20,800     13,227,231        89,401        95,914
 Reinvested...........         472         64         --        419,779            61            --
 Redeemed.............     (15,993)    (7,657)      (224)    (1,402,173)      (10,671)      (29,716)
                        ----------   --------   --------   ------------    ----------    ----------
Net Increase
 (Decrease)...........      98,508     64,857     20,576     12,244,837        78,791        66,198
                        ==========   ========   ========   ============    ==========    ==========

Period Ended October
 31, 2004 /(a)/
Dollars:
 Sold.................  $  323,415   $ 10,489        N/A   $278,792,993    $   53,824    $   10,000
 Redeemed.............     (14,282)        --        N/A     (7,036,926)          (20)           --
                        ----------   --------   --------   ------------    ----------    ----------
Net Increase
 (Decrease)...........  $  309,133   $ 10,489        N/A   $271,756,067    $   53,804    $   10,000
                        ==========   ========   ========   ============    ==========    ==========
Shares:
 Sold.................      30,920        944        N/A     27,055,903         5,007           944
 Redeemed.............      (1,307)        --        N/A       (651,549)           (2)           --
                        ----------   --------   --------   ------------    ----------    ----------
Net Increase
 (Decrease)...........      29,613        944        N/A     26,404,354         5,005           944
                        ==========   ========   ========   ============    ==========    ==========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $   (1,343)  $   (219)  $    (33)  $ (1,344,765)   $     (224)   $      (41)
 From net realized
  gain on investments
  and foreign currency
  transactions........      (4,349)      (713)      (118)    (3,734,690)         (677)         (127)
                        ----------   --------   --------   ------------    ----------    ----------
Total Dividends and
 Distributions........  $   (5,692)  $   (932)  $   (151)  $ (5,079,455)   $     (901)   $     (168)
                        ==========   ========   ========   ============    ==========    ==========



/(a) /Period from December 29, 2003, date operations commenced, through October
  31, 2004.
See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                           SMALLCAP
                                                          BLEND FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $     12,252    $    421,789
Net realized gain (loss) from investment
 transactions and foreign currency transactions    16,714,013       2,674,442
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............     5,245,128       7,742,904
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    21,971,393      10,839,135
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................      (367,838)             --
From net realized gain on investments and
 foreign currency transactions.................    (2,805,561)       (368,087)
                                                 ------------    ------------
              Total Dividends and Distributions    (3,173,399)       (368,087)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..    61,400,184     144,268,872
                                                 ------------    ------------
        Total increase (decrease) in net assets    80,198,178     154,739,920
NET ASSETS
Beginning of period............................   160,150,810       5,410,890
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $240,348,988    $160,150,810
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $     12,252    $    368,681
                                                 ============    ============





                          ADVISORS     ADVISORS     ADVISORS
                         PREFERRED      SELECT     SIGNATURE   INSTITUTIONAL   PREFERRED     SELECT
                        ------------  -----------  ---------  --------------  ----------  ------------
------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $ 3,926,266   $1,133,400   $38,719    $ 79,089,016    $ 225,350    $ 179,959
 Reinvested...........        2,788          788        --       3,163,568          477        2,228
 Redeemed.............   (1,228,789)    (279,924)      (70)    (24,800,727)     (40,713)     (12,152)
                        -----------   ----------   -------    ------------    ---------    ---------
Net Increase
 (Decrease)...........  $ 2,700,265   $  854,264   $38,649    $ 57,451,857    $ 185,114    $ 170,035
                        ===========   ==========   =======    ============    =========    =========
Shares:
 Sold.................      245,067       71,399     2,494       4,929,566       14,479       11,423
 Reinvested...........          175           50        --         196,879           30          140
 Redeemed.............      (75,068)     (17,447)       (5)     (1,552,300)      (2,444)        (777)
                        -----------   ----------   -------    ------------    ---------    ---------
Net Increase
 (Decrease)...........      170,174       54,002     2,489       3,574,145       12,065       10,786
                        ===========   ==========   =======    ============    =========    =========

Year Ended October 31,
 2004
Dollars:
 Sold.................  $   102,506   $   41,084       N/A    $162,198,609    $ 577,780    $ 116,885
 Reinvested...........           --           --       N/A         123,797           --           --
 Redeemed.............     (103,103)    (104,843)      N/A     (17,922,490)    (657,209)    (104,144)
                        -----------   ----------   -------    ------------    ---------    ---------
Net Increase
 (Decrease)...........  $      (597)  $  (63,759)      N/A    $144,399,916    $ (79,429)   $  12,741
                        ===========   ==========   =======    ============    =========    =========
Shares:
 Sold.................        7,851        2,944       N/A      11,600,165       41,278        8,117
 Reinvested...........           --           --       N/A           9,329           --           --
 Redeemed.............       (7,186)      (7,334)      N/A      (1,284,675)     (46,521)      (7,228)
                        -----------   ----------   -------    ------------    ---------    ---------
Net Increase
 (Decrease)...........          665       (4,390)      N/A      10,324,819       (5,243)         889
                        ===========   ==========   =======    ============    =========    =========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $      (373)  $     (134)  $   (13)   $   (366,881)   $    (137)   $    (300)
 From net realized
  gain on investments
  and foreign currency
  transactions........       (3,251)      (1,476)     (167)     (2,796,687)      (1,202)      (2,778)
                        -----------   ----------   -------    ------------    ---------    ---------
Total Dividends and
 Distributions........  $    (3,624)  $   (1,610)  $  (180)   $ (3,163,568)   $  (1,339)   $  (3,078)
                        ===========   ==========   =======    ============    =========    =========

Year Ended October 31,
 2004
 From net realized
  gain on investments
  and foreign currency
  transactions........  $    (8,143)  $   (8,143)      N/A    $   (335,515)   $  (8,143)   $  (8,143)
                        -----------   ----------   -------    ------------    ---------    ---------
Total Dividends and
 Distributions........  $    (8,143)  $   (8,143)      N/A    $   (335,515)   $  (8,143)   $  (8,143)
                        ===========   ==========   =======    ============    =========    =========




See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                           SMALLCAP
                                                         GROWTH FUND I
-------------------------------------------------------------------------------
                                                      YEAR            YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005            2004
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $   (988,688)   $  (842,877)
Net realized gain (loss) from investment
 transactions and foreign currency transactions.     8,315,745     10,511,554
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............     2,206,931     (3,148,710)
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations     9,533,988      6,519,967
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...    43,451,681      5,966,408
                                                  ------------    -----------
         Total increase (decrease) in net assets    52,985,669     12,486,375
NET ASSETS
Beginning of period.............................    85,025,223     72,538,848
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $138,010,892    $85,025,223
                                                  ============    ===========

Undistributed
 (overdistributed) net
 investment income (operating                                             $--
 loss)......................     $--   $--       --      $--     $--
                                 ==            ====      ==      ==




                                      ADVISORS      ADVISORS     ADVISORS
                                     PREFERRED      SELECT      SIGNATURE    CLASS J      INSTITUTIONAL   PREFERRED       SELECT
                                    ------------   ---------    ---------  ------------  --------------  ----------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold.............................  $   631,414   $   263,687   $39,953    $ 1,628,457   $ 56,624,017    $ 3,669,286    $ 119,004
 Redeemed.........................   (1,581,587)     (215,171)      (49)    (2,060,283)   (14,397,661)    (1,180,399)     (88,987)
                                    -----------   -----------   -------    -----------   ------------    -----------    ---------
Net Increase (Decrease)...........  $  (950,173)  $    48,516   $39,904    $  (431,826)  $ 42,226,356    $ 2,488,887    $  30,017
                                    ===========   ===========   =======    ===========   ============    ===========    =========
Shares:
 Sold.............................       77,326        33,451     4,766        208,647      6,744,236        433,752       14,698
 Redeemed.........................     (190,073)      (27,279)       (6)      (265,637)    (1,737,014)      (143,825)     (10,751)
                                    -----------   -----------   -------    -----------   ------------    -----------    ---------
Net Increase (Decrease)...........     (112,747)        6,172     4,760        (56,990)     5,007,222        289,927        3,947
                                    ===========   ===========   =======    ===========   ============    ===========    =========

Year Ended October 31, 2004
Dollars:
 Sold.............................  $ 1,229,928   $   578,431       N/A    $ 6,088,494   $ 20,475,414    $ 1,706,036    $  72,985
 Redeemed.........................   (1,320,928)   (1,068,563)      N/A     (4,418,324)   (14,927,185)    (1,659,356)    (790,524)
                                    -----------   -----------   -------    -----------   ------------    -----------    ---------
Net Increase (Decrease)...........  $   (91,000)  $  (490,132)      N/A    $ 1,670,170   $  5,548,229    $    46,680    $(717,539)
                                    ===========   ===========   =======    ===========   ============    ===========    =========
Shares:
 Sold.............................      163,015        78,226       N/A        836,751      2,680,701        224,764        9,945
 Redeemed.........................     (174,146)     (141,752)      N/A       (619,856)    (1,996,218)      (222,106)    (103,160)
                                    -----------   -----------   -------    -----------   ------------    -----------    ---------
Net Increase (Decrease)...........      (11,131)      (63,526)      N/A        216,895        684,483          2,658      (93,215)
                                    ===========   ===========   =======    ===========   ============    ===========    =========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                            PARTNERS
                                                            SMALLCAP
                                                        GROWTH FUND III
-------------------------------------------------------------------------------
                                                       YEAR          PERIOD
                                                       ENDED          ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       2005        2004 /(A)/
                                                   -------------  -------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)...........  $   (575,571)   $  (13,077)
Net realized gain (loss) from investment
 transactions and foreign currency transactions..     6,894,880       (26,759)
Change in unrealized appreciation/depreciation of
 investments and translation of assets and
 liabilities in foreign currencies...............     7,496,669      (152,315)
                                                   ------------    ----------
  Net Increase (Decrease) in Net Assets Resulting
                                  from Operations    13,815,978      (192,151)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions....   113,769,948     5,001,000
                                                   ------------    ----------
          Total increase (decrease) in net assets   127,585,926     4,808,849
NET ASSETS
Beginning of period..............................     4,808,849            --
                                                   ------------    ----------
End of period (including undistributed net
 investment income as set forth below)...........  $132,394,775    $4,808,849
                                                   ============    ==========
Undistributed (overdistributed) net investment
 income (operating loss).........................  $         --    $       --
                                                   ============    ==========




                         ADVISORS   ADVISORS   ADVISORS
                        PREFERRED   SELECT    SIGNATURE   INSTITUTIONAL   PREFERRED     SELECT
                        ---------  ---------  ---------  --------------  -----------  ---------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $428,011   $165,320    $10,043   $123,704,935    $1,689,599    $    --
 Redeemed.............   (50,279)   (86,304)        --    (11,879,663)     (211,714)        --
                        --------   --------    -------   ------------    ----------    -------
Net Increase
 (Decrease)...........  $377,732   $ 79,016    $10,043   $111,825,272    $1,477,885    $    --
                        ========   ========    =======   ============    ==========    =======

Shares:
 Sold.................    40,001     16,283      1,039     12,525,165       158,957         --
 Redeemed.............    (4,602)    (8,369)        --     (1,156,340)      (20,834)        --
                        --------   --------    -------   ------------    ----------    -------
Net Increase
 (Decrease)...........    35,399      7,914      1,039     11,368,825       138,123         --
                        ========   ========    =======   ============    ==========    =======

Period Ended October
 31, 2004 /(a)/
Dollars:
 Sold.................  $ 10,000   $ 10,000        N/A   $  4,961,000    $   10,000    $10,000
                        --------   --------    -------   ------------    ----------    -------
Net Increase
 (Decrease)...........  $ 10,000   $ 10,000        N/A   $  4,961,000    $   10,000    $10,000
                        ========   ========    =======   ============    ==========    =======

Shares:
 Sold.................     1,000      1,000        N/A        496,100         1,000      1,000
                        --------   --------    -------   ------------    ----------    -------
Net Increase
 (Decrease)...........     1,000      1,000        N/A        496,100         1,000      1,000
                        ========   ========    =======   ============    ==========    =======


/(a) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                           SMALLCAP
                                                          VALUE FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $    112,210    $     18,609
Net realized gain (loss) from investment
 transactions and foreign currency transactions    28,082,627      10,452,864
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    10,365,464      18,427,453
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    38,560,301      28,898,926
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................       (71,862)             --
Tax return of capital distributions............            --         (17,492)
                                                 ------------    ------------
              Total Dividends and Distributions       (71,862)        (17,492)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..    24,603,009      34,075,676
                                                 ------------    ------------
        Total increase (decrease) in net assets    63,091,448      62,957,110
NET ASSETS
Beginning of period............................   261,517,594     198,560,484
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $324,609,042    $261,517,594
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $     40,348    $         --
                                                 ============    ============




                                       ADVISORS      ADVISORS     ADVISORS
                                      PREFERRED      SELECT      SIGNATURE    CLASS J      INSTITUTIONAL   PREFERRED      SELECT
                                     ------------  ------------  ---------  ------------  --------------  ------------  -----------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold..............................  $ 2,351,871   $ 1,085,688    $10,000   $ 3,972,722   $ 64,948,772    $ 5,959,803    $394,706
 Reinvested........................           --            --         --            --         70,959            903          --
 Redeemed..........................   (2,930,896)   (1,301,061)        --    (1,684,506)   (43,129,037)    (5,105,427)    (41,488)
                                     -----------   -----------    -------   -----------   ------------    -----------    --------
Net Increase (Decrease)............  $  (579,025)  $  (215,373)   $10,000   $ 2,288,216   $ 21,890,694    $   855,279    $353,218
                                     ===========   ===========    =======   ===========   ============    ===========    ========

Shares:
 Sold..............................      140,727        65,968        660       241,850      3,850,809        348,148      23,011
 Reinvested........................           --            --         --            --          4,340             56          --
 Redeemed..........................     (179,118)      (80,938)        --      (103,209)    (2,541,134)      (302,225)     (2,462)
                                     -----------   -----------    -------   -----------   ------------    -----------    --------
Net Increase (Decrease)............      (38,391)      (14,970)       660       138,641      1,314,015         45,979      20,549
                                     ===========   ===========    =======   ===========   ============    ===========    ========

Year Ended October 31, 2004
Dollars:
 Sold..............................  $ 2,399,106   $ 1,466,262        N/A   $ 2,021,226   $ 70,204,015    $ 6,017,558    $  6,023
 Reinvested........................          369           183        N/A           527         15,383          1,028          --
 Redeemed..........................   (1,316,030)   (1,034,950)       N/A    (1,890,840)   (38,679,729)    (5,134,237)       (218)
                                     -----------   -----------    -------   -----------   ------------    -----------    --------
Net Increase (Decrease)............  $ 1,083,445   $   431,495        N/A   $   130,913   $ 31,539,669    $   884,349    $  5,805
                                     ===========   ===========    =======   ===========   ============    ===========    ========

Shares:
 Sold..............................      168,646       103,934        N/A       143,436      4,911,977        421,490         421
 Reinvested........................           27            14        N/A            39          1,122             75          --
 Redeemed..........................      (93,113)      (73,382)       N/A      (135,058)    (2,714,918)      (360,998)        (15)
                                     -----------   -----------    -------   -----------   ------------    -----------    --------
Net Increase (Decrease)............       75,560        30,566        N/A         8,417      2,198,181         60,567         406
                                     ===========   ===========    =======   ===========   ============    ===========    ========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income........  $        --   $        --    $    --   $        --   $    (70,959)   $      (903)   $     --
                                     -----------   -----------    -------   -----------   ------------    -----------    --------
Total Dividends and Distributions..  $        --   $        --    $    --   $        --   $    (70,959)   $      (903)   $     --
                                     ===========   ===========    =======   ===========   ============    ===========    ========

Year Ended October 31, 2004
 Tax return of capital
  distributions....................  $      (369)  $      (183)       N/A   $      (528)  $    (15,383)   $    (1,028)   $     (1)
                                     -----------   -----------    -------   -----------   ------------    -----------    --------
Total Dividends and Distributions..  $      (369)  $      (183)       N/A   $      (528)  $    (15,383)   $    (1,028)   $     (1)
                                     ===========   ===========    =======   ===========   ============    ===========    ========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                           SMALLCAP
                                                         VALUE FUND I
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $    836,454    $    231,330
Net realized gain (loss) from investment
 transactions and foreign currency transactions    18,972,343       7,403,469
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............     2,683,094       5,043,352
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    22,491,891      12,678,151
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................      (273,088)       (237,762)
From net realized gain on investments and
 foreign currency transactions.................    (7,512,363)     (2,441,362)
                                                 ------------    ------------
              Total Dividends and Distributions    (7,785,451)     (2,679,124)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   106,435,723      59,687,866
                                                 ------------    ------------
        Total increase (decrease) in net assets   121,142,163      69,686,893
NET ASSETS
Beginning of period............................   122,179,837      52,492,944
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $243,322,000    $122,179,837
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $    738,479    $    175,113
                                                 ============    ============




                                                ADVISORS       ADVISORS      ADVISORS
                                               PREFERRED       SELECT       SIGNATURE   INSTITUTIONAL   PREFERRED        SELECT
                                              -------------  -------------  ---------  --------------  ------------  --------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold.......................................  $ 8,092,991    $ 8,895,111    $128,586   $ 95,382,511    $10,794,862    $ 2,239,110
 Reinvested.................................      397,118        444,367          --      6,654,481        212,426         51,528
 Redeemed...................................   (3,486,089 )   (2,561,355 )    (2,090)   (16,752,166)    (3,030,632)    (1,025,036)
                                              -----------    -----------    --------   ------------    -----------    -----------
Net Increase (Decrease).....................  $ 5,004,020    $ 6,778,123    $126,496   $ 85,284,826    $ 7,976,656    $ 1,265,602
                                              ===========    ===========    ========   ============    ===========    ===========

Shares:
 Sold.......................................      483,845        534,159       7,644      5,664,775        646,130        134,736
 Reinvested.................................       24,203         27,182          --        402,320         12,874          3,127
 Redeemed...................................     (206,394 )     (154,235 )      (118)      (969,232)      (182,923)       (63,557)
                                              -----------    -----------    --------   ------------    -----------    -----------
Net Increase (Decrease).....................      301,654        407,106       7,526      5,097,863        476,081         74,306
                                              ===========    ===========    ========   ============    ===========    ===========

Year Ended October 31, 2004
Dollars:
 Sold.......................................  $ 7,454,764    $ 6,685,805         N/A   $ 67,704,946    $ 3,600,900    $   884,215
 Reinvested.................................       24,151         25,539         N/A      2,133,986          3,013            442
 Redeemed...................................   (1,698,511 )     (806,471 )       N/A    (25,372,165)      (777,864)      (174,884)
                                              -----------    -----------    --------   ------------    -----------    -----------
Net Increase (Decrease).....................  $ 5,780,404    $ 5,904,873         N/A   $ 44,466,767    $ 2,826,049    $   709,773
                                              ===========    ===========    ========   ============    ===========    ===========

Shares:
 Sold.......................................      498,024        438,249         N/A      4,472,134        237,501         58,546
 Reinvested.................................        1,740          1,843         N/A        152,348            216             32
 Redeemed...................................     (112,636 )      (54,242 )       N/A     (1,715,986)       (50,739)       (11,533)
                                              -----------    -----------    --------   ------------    -----------    -----------
Net Increase (Decrease).....................      387,128        385,850         N/A      2,908,496        186,978         47,045
                                              ===========    ===========    ========   ============    ===========    ===========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income.................  $   (10,944 )  $   (11,964 )  $    (12)  $   (240,071)   $    (8,286)   $    (1,811)
 From net realized gain on investments and
  foreign currency transactions.............     (392,403 )     (438,605 )      (560)    (6,414,410)      (210,412)       (55,973)
                                              -----------    -----------    --------   ------------    -----------    -----------
Total Dividends and Distributions...........  $  (403,347 )  $  (450,569 )  $   (572)  $ (6,654,481)   $  (218,698)   $   (57,784)
                                              ===========    ===========    ========   ============    ===========    ===========

Year Ended October 31, 2004
 From net investment income.................  $          --  $          --       N/A   $   (237,373)   $      (326)   $       (63)
 From net realized gain on investments and
  foreign currency transactions.............      (30,141 )      (31,529 )       N/A     (2,364,362)        (8,905)        (6,425)
                                              -----------    -----------    --------   ------------    -----------    -----------
Total Dividends and Distributions...........  $   (30,141 )  $   (31,529 )       N/A   $ (2,601,735)   $    (9,231)   $    (6,488)
                                              ===========    ===========    ========   ============    ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           PARTNERS
                                                        SMALLCAP VALUE
                                                            FUND II
-------------------------------------------------------------------------------
                                                      YEAR           PERIOD
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                      2005         2004 /(A)/
                                                  -------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)..........  $    (50,833)   $      (208)
Net realized gain (loss) from investment
 transactions and foreign currency transactions.    13,703,648         82,482
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies..............    12,146,305        623,905
                                                  ------------    -----------
 Net Increase (Decrease) in Net Assets Resulting
                                 from Operations    25,799,120        706,179
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income......................       (10,780)            --
From net realized gain on investments and
 foreign currency transactions..................       (82,450)            --
                                                  ------------    -----------
               Total Dividends and Distributions       (93,230)            --
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions...   251,503,756     20,001,000
                                                  ------------    -----------
         Total increase (decrease) in net assets   277,209,646     20,707,179
NET ASSETS
Beginning of period.............................    20,707,179             --
                                                  ------------    -----------
End of period (including undistributed net
 investment income as set forth below)..........  $297,916,825    $20,707,179
                                                  ============    ===========
Undistributed (overdistributed) net investment
 income (operating loss)........................  $         --    $        --
                                                  ============    ===========





                         ADVISORS     ADVISORS   ADVISORS
                        PREFERRED     SELECT    SIGNATURE   INSTITUTIONAL   PREFERRED      SELECT
                        -----------  ---------  ---------  --------------  ----------  --------------
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Year Ended October 31,
 2005
Dollars:
 Sold.................  $3,691,239   $548,747   $10,630    $297,140,905    $126,706     $ 1,988,639
 Reinvested...........           6        473        --           5,931          --              --
 Redeemed.............    (600,420)   (99,461)       --     (49,994,180)    (17,904)     (1,297,555)
                        ----------   --------   -------    ------------    --------     -----------
Net Increase
 (Decrease)...........  $3,090,825   $449,759   $10,630    $247,152,656    $108,802     $   691,084
                        ==========   ========   =======    ============    ========     ===========

Shares:
 Sold.................     318,051     49,432     1,014      26,668,259      10,657         165,290
 Reinvested...........           1         42        --             521          --              --
 Redeemed.............     (50,041)    (8,511)       --      (4,463,126)     (1,475)       (110,839)
                        ----------   --------   -------    ------------    --------     -----------
Net Increase
 (Decrease)...........     268,011     40,963     1,014      22,205,654       9,182          54,451
                        ==========   ========   =======    ============    ========     ===========

Period Ended October
 31, 2004 /(a)/
Dollars:
 Sold.................  $   10,000   $ 10,000       N/A    $ 19,961,000    $ 10,000     $    10,000
                        ----------   --------   -------    ------------    --------     -----------
Net Increase
 (Decrease)...........  $   10,000   $ 10,000       N/A    $ 19,961,000    $ 10,000     $    10,000
                        ==========   ========   =======    ============    ========     ===========

Shares:
 Sold.................       1,000      1,000       N/A       1,996,100       1,000           1,000
                        ----------   --------   -------    ------------    --------     -----------
Net Increase
 (Decrease)...........       1,000      1,000       N/A       1,996,100       1,000           1,000
                        ==========   ========   =======    ============    ========     ===========

DISTRIBUTIONS:
Year Ended October 31,
 2005
 From net investment
  income..............  $       --   $     --   $    --    $    (10,777)   $     (2)    $        (1)
 From net realized
  gain on investments
  and foreign currency
  transactions........         (44)      (512)      (37)        (81,781)        (38)            (38)
                        ----------   --------   -------    ------------    --------     -----------
Total Dividends and
 Distributions........  $      (44)  $   (512)  $   (37)   $    (92,558)   $    (40)    $       (39)
                        ==========   ========   =======    ============    ========     ===========



/(a) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                            SMALLCAP
                                                          GROWTH FUND
-------------------------------------------------------------------------------
                                                       YEAR           YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                       2005           2004
                                                   ------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)...........  $  (281,618)   $  (256,484)
Net realized gain (loss) from investment
 transactions and foreign currency transactions..    2,952,320      2,109,753
Change in unrealized appreciation/depreciation of
 investments and translation of assets and
 liabilities in foreign currencies...............      (58,635)    (1,234,036)
                                                   -----------    -----------
  Net Increase (Decrease) in Net Assets Resulting
                                  from Operations    2,612,067        619,233
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments and foreign
 currency transactions...........................   (1,404,635)            --
                                                   -----------    -----------
                Total Dividends and Distributions   (1,404,635)            --
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions....    3,831,877      4,763,113
                                                   -----------    -----------
          Total increase (decrease) in net assets    5,039,309      5,382,346
NET ASSETS
Beginning of period..............................   26,276,473     20,894,127
                                                   -----------    -----------
End of period (including undistributed net
 investment income as set forth below)...........  $31,315,782    $26,276,473
                                                   ===========    ===========
Undistributed (overdistributed) net investment
 income (operating loss).........................  $        --    $        --
                                                   ===========    ===========





                                         ADVISORS    ADVISORS    ADVISORS
                                        PREFERRED     SELECT    SIGNATURE    CLASS J      INSTITUTIONAL   PREFERRED       SELECT
                                        ----------  ----------  ---------  ------------  --------------  ------------  ------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold.................................  $  13,978   $  40,568   $10,498    $ 6,590,641    $1,548,022     $   172,072    $      --
 Reinvested...........................         57       4,213        --      1,360,109            --           9,110           --
 Redeemed.............................     (7,650)    (48,259)       --     (5,747,105)      (29,019)        (85,358)          --
                                        ---------   ---------   -------    -----------    ----------     -----------    ---------
Net Increase (Decrease)...............  $   6,385   $  (3,478)  $10,498    $ 2,203,645    $1,519,003     $    95,824    $      --
                                        =========   =========   =======    ===========    ==========     ===========    =========

Shares:
 Sold.................................      1,706       4,920     1,339        846,773       185,112          20,454           --
 Reinvested...........................          7         517        --        178,258            --           1,096           --
 Redeemed.............................       (935)     (5,789)       --       (740,974)       (3,552)        (10,188)          --
                                        ---------   ---------   -------    -----------    ----------     -----------    ---------
Net Increase (Decrease)...............        778        (352)    1,339        284,057       181,560          11,362           --
                                        =========   =========   =======    ===========    ==========     ===========    =========

Year Ended October 31, 2004
Dollars:
 Sold.................................  $     764   $  64,947       N/A    $15,583,886    $       --     $   123,643    $      --
 Redeemed.............................   (952,000)   (978,177)      N/A     (7,060,721)           --      (1,061,229)    (958,000)
                                        ---------   ---------   -------    -----------    ----------     -----------    ---------
Net Increase (Decrease)...............  $(951,236)  $(913,230)      N/A    $ 8,523,165    $       --     $  (937,586)   $(958,000)
                                        =========   =========   =======    ===========    ==========     ===========    =========

Shares:
 Sold.................................        100       8,571       N/A      2,095,295            --          15,617           --
 Redeemed.............................   (123,850)   (127,739)      N/A       (957,517)           --        (136,581)    (123,597)
                                        ---------   ---------   -------    -----------    ----------     -----------    ---------
Net Increase (Decrease)...............   (123,750)   (119,168)      N/A      1,137,778            --        (120,964)    (123,597)
                                        =========   =========   =======    ===========    ==========     ===========    =========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net realized gain on investments
  and foreign currency transactions...       (607)     (4,213)     (507)    (1,389,212)         (430)         (9,110)        (556)
                                        ---------   ---------   -------    -----------    ----------     -----------    ---------
Total Dividends and Distributions.....  $    (607)  $  (4,213)  $  (507)   $(1,389,212)   $     (430)    $    (9,110)   $    (556)
                                        =========   =========   =======    ===========    ==========     ===========    =========



See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                           SMALLCAP
                                                           S&P 600
                                                          INDEX FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  1,000,630    $    492,312
Net realized gain (loss) from investment
 transactions and foreign currency transactions     5,954,887       3,679,432
Change in unrealized appreciation/depreciation
 of investments and translation of assets and
 liabilities in foreign currencies.............    16,377,422       8,398,129
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations    23,332,939      12,569,873
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................      (570,748)        (89,402)
From net realized gain on investments and
 foreign currency transactions.................    (3,689,909)        (11,733)
                                                 ------------    ------------
              Total Dividends and Distributions    (4,260,657)       (101,135)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   102,895,906      61,828,673
                                                 ------------    ------------
Redemption Fees - Class J......................           808              --
                                                 ------------    ------------
        Total increase (decrease) in net assets   121,968,996      74,297,411
NET ASSETS
Beginning of period............................   133,672,350      59,374,939
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $255,641,346    $133,672,350
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $    888,796    $    458,914
                                                 ============    ============



                                    ADVISORS      ADVISORS     ADVISORS
                                   PREFERRED      SELECT      SIGNATURE    CLASS J      INSTITUTIONAL   PREFERRED        SELECT
                                  ------------  ------------  ---------  ------------  --------------  ------------  --------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold...........................  $14,843,225   $ 9,376,341   $121,399   $26,977,253    $45,692,119    $29,209,265    $ 6,170,059
 Reinvested.....................      342,130       326,068         --     1,007,505      1,468,696      1,033,316         81,755
 Redeemed.......................   (4,501,294)   (5,544,484)      (713)   (8,474,072)    (3,544,801)    (9,335,778)    (2,352,083)
                                  -----------   -----------   --------   -----------    -----------    -----------    -----------
Net Increase (Decrease).........  $10,684,061   $ 4,157,925   $120,686   $19,510,686    $43,616,014    $20,906,803    $ 3,899,731
                                  ===========   ===========   ========   ===========    ===========    ===========    ===========

Shares:
 Sold...........................      918,158       586,639      7,489     1,751,285      2,845,739      1,797,573        382,411
 Reinvested.....................       21,500        20,609         --        65,800         93,572         64,606          5,115
 Redeemed.......................     (278,658)     (343,686)       (42)     (545,891)      (217,111)      (571,130)      (143,996)
                                  -----------   -----------   --------   -----------    -----------    -----------    -----------
Net Increase (Decrease).........      661,000       263,562      7,447     1,271,194      2,722,200      1,291,049        243,530
                                  ===========   ===========   ========   ===========    ===========    ===========    ===========

Year Ended October 31, 2004
Dollars:
 Sold...........................  $11,640,040   $ 9,718,437        N/A   $16,527,176    $28,381,579    $16,999,179    $ 1,888,338
 Reinvested.....................          777           632        N/A         3,462         77,772         18,290            190
 Redeemed.......................   (4,194,237)   (2,415,387)       N/A    (4,184,776)    (2,904,156)    (9,370,413)      (358,230)
                                  -----------   -----------   --------   -----------    -----------    -----------    -----------
Net Increase (Decrease).........  $ 7,446,580   $ 7,303,682        N/A   $12,345,862    $25,555,195    $ 7,647,056    $ 1,530,298
                                  ===========   ===========   ========   ===========    ===========    ===========    ===========


 Sold...........................      820,915       683,048        N/A     1,208,493      2,029,751      1,205,875        132,680
 Reinvested.....................           59            47        N/A           268          5,826          1,345             14
 Redeemed.......................     (297,699)     (172,469)       N/A      (308,858)      (208,415)      (668,660)       (25,425)
                                  -----------   -----------   --------   -----------    -----------    -----------    -----------
Net Increase (Decrease).........      523,275       510,626        N/A       899,903      1,827,162        538,560        107,269
                                  ===========   ===========   ========   ===========    ===========    ===========    ===========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income.....  $   (44,247)  $   (40,232)  $    (31)  $  (122,170)   $  (213,655)   $  (139,466)   $   (10,947)
 From net realized gain on
  investments and foreign
  currency transactions.........     (297,883)     (285,836)      (242)     (886,246)    (1,255,041)      (893,853)       (70,808)
                                  -----------   -----------   --------   -----------    -----------    -----------    -----------
Total Dividends and
 Distributions..................  $  (342,130)  $  (326,068)  $   (273)  $(1,008,416)   $(1,468,696)   $(1,033,319)   $   (81,755)
                                  ===========   ===========   ========   ===========    ===========    ===========    ===========

Year Ended October 31, 2004
 From net investment income.....  $        --   $        --        N/A   $        --    $   (74,071)   $   (15,331)   $        --
 From net realized gain on
  investments and foreign
  currency transactions.........         (777)         (632)       N/A        (3,463)        (3,701)        (2,970)          (190)
                                  -----------   -----------   --------   -----------    -----------    -----------    -----------
Total Dividends and
 Distributions..................  $      (777)  $      (632)       N/A   $    (3,463)   $   (77,772)   $   (18,301)   $      (190)
                                  ===========   ===========   ========   ===========    ===========    ===========    ===========

See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                          ULTRA SHORT
                                                           BOND FUND
-------------------------------------------------------------------------------
                                                       YEAR           YEAR
                                                      ENDED          ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                       2005           2004
                                                   ------------  --------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss)...........  $ 1,735,355    $ 1,353,692
Net increase from payments by affiliates.........           --        761,657
Net realized gain (loss) from investment
 transactions and foreign currency transactions..      (44,890)      (707,049)
Change in unrealized appreciation/depreciation of
 investments and translation of assets and
 liabilities in foreign currencies...............     (166,684)       (54,608)
                                                   -----------    -----------
  Net Increase (Decrease) in Net Assets Resulting
                                  from Operations    1,523,781      1,353,692
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.......................   (1,738,764)    (1,353,692)
                                                   -----------    -----------
                Total Dividends and Distributions   (1,738,764)    (1,353,692)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions....   (3,335,851)    29,959,437
                                                   -----------    -----------
          Total increase (decrease) in net assets   (3,550,834)    29,959,437
NET ASSETS
Beginning of period..............................   78,758,231     48,798,794
                                                   -----------    -----------
End of period (including undistributed net
 investment income as set forth below)...........  $75,207,397    $78,758,231
                                                   ===========    ===========
Undistributed (overdistributed) net investment
 income (operating loss).........................  $        --    $        --
                                                   ===========    ===========




                                    ADVISORS      ADVISORS     ADVISORS
                                   PREFERRED      SELECT      SIGNATURE     CLASS J      INSTITUTIONAL   PREFERRED       SELECT
                                  ------------  ------------  ---------  -------------  --------------  -----------  --------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold...........................  $13,282,833   $ 6,323,935   $10,001    $  6,583,034    $     1,021    $  160,608    $   160,341
 Reinvested.....................      591,843       198,874       193         823,980         40,014        55,043         18,675
 Redeemed.......................   (8,165,266)   (6,221,520)       --     (12,463,967)    (1,995,000)     (770,006)    (1,970,487)
                                  -----------   -----------   -------    ------------    -----------    ----------    -----------
Net Increase (Decrease).........  $ 5,709,410   $   301,289   $10,194    $ (5,056,953)   $(1,953,965)   $ (554,355)   $(1,791,471)
                                  ===========   ===========   =======    ============    ===========    ==========    ===========

Shares:
 Sold...........................    1,328,185       632,449     1,000         658,131            100        16,054         16,033
 Reinvested.....................       59,394        19,961        20          82,534          4,004         5,513          1,869
 Redeemed.......................     (816,667)     (622,330)       --      (1,246,705)      (199,680)      (77,011)      (197,049)
                                  -----------   -----------   -------    ------------    -----------    ----------    -----------
Net Increase (Decrease).........      570,912        30,080     1,020        (506,040)      (195,576)      (55,444)      (179,147)
                                  ===========   ===========   =======    ============    ===========    ==========    ===========

Year Ended October 31, 2004
Dollars:
 Sold...........................  $25,991,841   $14,797,659       N/A    $ 16,891,634    $         5    $2,267,110    $   398,234
 Reinvested.....................      245,849       124,232       N/A         840,381         51,020        46,717         38,442
 Redeemed.......................   (7,529,782)   (8,590,433)      N/A     (14,811,595)            --      (502,549)      (299,328)
                                  -----------   -----------   -------    ------------    -----------    ----------    -----------
Net Increase (Decrease).........  $18,707,908   $ 6,331,458       N/A    $  2,920,420    $    51,025    $1,811,278    $   137,348
                                  ===========   ===========   =======    ============    ===========    ==========    ===========

Shares:
 Sold...........................    2,599,184     1,479,766       N/A       1,689,163              1       226,711         39,823
 Reinvested.....................       24,585        12,423       N/A          84,038          5,102         4,672          3,844
 Redeemed.......................     (752,978)     (859,044)      N/A      (1,481,160)            --       (50,255)       (29,933)
                                  -----------   -----------   -------    ------------    -----------    ----------    -----------
Net Increase (Decrease).........    1,870,791       633,145       N/A         292,041          5,103       181,128         13,734
                                  ===========   ===========   =======    ============    ===========    ==========    ===========

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income.....  $  (591,843)  $  (199,160)  $  (193)   $   (831,700)   $   (40,014)   $  (55,199)   $   (20,655)
                                  -----------   -----------   -------    ------------    -----------    ----------    -----------
Total Dividends and
 Distributions..................  $  (591,843)  $  (199,160)  $  (193)   $   (831,700)   $   (40,014)   $  (55,199)   $   (20,655)
                                  ===========   ===========   =======    ============    ===========    ==========    ===========

Year Ended October 31, 2004
 From net investment income.....  $  (247,683)  $  (124,579)      N/A    $   (845,064)   $   (51,022)   $  (46,902)   $   (38,442)
                                  -----------   -----------   -------    ------------    -----------    ----------    -----------
Total Dividends and
 Distributions..................  $  (247,683)  $  (124,579)      N/A    $   (845,064)   $   (51,022)   $  (46,902)   $   (38,442)
                                  ===========   ===========   =======    ============    ===========    ==========    ===========

See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Investors Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At October 31, 2005, the Fund consists of 55 separate funds. The financial statements for High Quality Intermediate-Term Bond Fund, High Yield Fund, International Growth Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Partners Global Equity Fund, Partners International Fund, Partners LargeCap Growth Fund, Partners LargeCap Value Fund I, Partners LargeCap Value Fund II, Partners MidCap Growth Fund II, Partners MidCap Value Fund I, Partners SmallCap Blend Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund III, Partners SmallCap Value Fund, Partners SmallCap Value Fund I, Partners SmallCap Value Fund II, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, and Ultra Short Bond Fund (known as the "Funds") are presented herein.

Effective December 29, 2003, the initial purchases of 500,000 shares of Institutional Class of Partners MidCap Value Fund I and 1,000,000 shares of Institutional Class of Partners International Fund were made by Principal Life Insurance Company.

Effective June 1, 2004, the initial purchases of 500,000 shares allocated among Advisors Preferred, Advisors Select, Institutional, Preferred, and Select classes of shares of Partners LargeCap Value Fund I and Partners SmallCap Growth Fund III and 2,000,000 shares allocated among Advisors Preferred, Advisors Select, Institutional, Preferred, and Select classes of shares of Partners SmallCap Value Fund II were made by Principal Life Insurance Company.

Effective June 1, 2004, the initial purchases of 3,868 and 3,777 shares allocated among Advisors Preferred, Advisors Select, Preferred, and Select classes of shares of Partners International Fund and Partners MidCap Value Fund I, respectively were made by Principal Life Insurance Company.

Effective November 1, 2004, the initial purchases of $10,000 of Advisors Signature class of each of High Quality Intermediate-Term Bond Fund, International Growth Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Partners International Fund, Partners LargeCap Growth Fund, Partners LargeCap Value Fund I, Partners MidCap Value Fund I, Partners SmallCap Blend Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund III, Partners SmallCap Value Fund, Partners SmallCap Value Fund I, Partners SmallCap Value Fund II, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, and Ultra Short Bond Fund were made by Principal Life Insurance Company.

Effective December 29, 2004, the initial purchases of 500,000 shares allocated among Advisors Preferred, Advisors Select, Advisors Signature, Institutional, Preferred, and Select classes of shares of Partners LargeCap Value Fund II and Partners MidCap Growth Fund II and 1,005,000 shares of Institutional Class of High Yield Fund were made by Principal Life Insurance Company.

Effective March 1, 2005, International Fund II changed its name to International Growth Fund.

Effective March 1, 2005, the initial purchases of 1,000,000 shares allocated among Advisors Preferred, Advisors Select, Advisors Signature, Institutional, Preferred, and Select classes of shares of Partners Global Equity Fund were made by Principal Life Insurance Company.

Effective May 27, 2005, High Quality Intermediate-Term Bond Fund acquired all the assets and assumed all the liabilities of High Quality Long-Term Bond Fund pursuant to a plan of acquisition approved by the shareholders of High Quality Long-Term Bond Fund on May 26, 2005. The acquisition was accomplished by a tax-free exchange of shares from High Quality Long-Term Bond Fund for shares of High Quality Intermediate-Term Bond Fund at an approximate exchange rate of .99, ..99, 1, 1, 1, 1, .98 and .99 for Advisors Preferred, Advisors Select, Advisors Signaure, Class J, Institutional, Preferred and Select classes of shares, respectivley. The aggregate net assets of High Quality Intermediate-Term Bond Fund and High Quality Long-Term Bond Fund immediately before the acquisition were approximately $87,979,000 and $15,362,000 (including approximately $592,000 of unrealized depreciation on securities held within High Quality Long-Term Bond
Fund), respectively. The aggregate net assets of High Quality Intermediate-Term Bond Fund immediately following the acquisition were approximately $103,341,000.

On July 29, 2004, the Board of Directors of Principal Investors Fund, Inc. took the necessary action to cause the Capital Preservation Fund to become a money market fund. In the action, the Board of Directors reduced the target net asset value from $10.00 per share to $1.00 per share, without changing the proportionate beneficial interests of shareholders, by declaring a distribution of nine shares of stock for each outstanding share. In conjunction with the action, Principal Life Insurance Company paid to the Fund $761,657, the value of the wrapper agreement on July 29, 2004. Effective May 27, 2005, Capital Preservation Fund entered into a reverse stock split, the result of which was to combine each ten shares of the Capital Preservation Fund with the par value of $.01 into one share with a par value of $.10. Accordingly, the reverse stock split had no effect on the value of shareholders' accounts in the Capital Preservation Fund. The Board of Directors of Principal Investors Fund, Inc. authorized the reverse stock split to raise the value of each share from $1.00 to $10.00 per share in connection with the Capital Preservation Fund's change from a money market fund strategy to an ultra short bond fund strategy.
 Additionally, Capital Preservation Fund changed its name to Ultra Short Bond Fund. The financial highlights and capital share transactions have been restated to reflect the reverse stock split.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

1. ORGANIZATION (CONTINUED)

All classes of shares for each of the Funds represents interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:



SECURITY VALUATION. . The Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by the Fund's Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds' net asset values are ordinarily not reflected in the Funds' net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds' net asset value are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security's fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds' net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

Short-term securities are valued at amortized cost, which approximates market.
 Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.



CURRENCY TRANSLATION. . Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the London Exchange. The identified cost of the Funds' holdings are translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.



INCOME AND INVESTMENT TRANSACTIONS. . The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Ultra Short Bond Fund) of each class.



EXPENSES. . Expenses directly attributed to one of the Funds are charged to that Fund. Other expenses not directly attributed to one of the Funds are apportioned among the registered investment companies managed by Principal Management Corporation.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Ultra Short Bond Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.



DISTRIBUTIONS TO SHAREHOLDERS . With respect to Ultra Short Bond Fund, all net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.



FEDERAL INCOME TAXES. . No provision for federal income taxes is considered necessary because each of the Funds is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.



FOREIGN TAXES . Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.



REDEMPTION AND EXCHANGE FEES . Each of the Funds will impose a redemption or exchange fee on redemptions or exchanges of $30,000 or more of Class J shares redeemed or exchanged within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movements in and out of the Funds.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

3. OPERATING POLICIES



FUTURES CONTRACTS . The Funds may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Funds agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds' cost basis in the contract.



INDEMNIFICATION . Under the Fund's by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.



JOINT TRADING ACCOUNT. . Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Principal Management Corporation. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.



LINE OF CREDIT. . The Funds participate with other registered investment companies managed by Principal Management Corporation in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .375%. At October 31, 2005, Partners SmallCap Value Fund and Partners SmallCap Value Fund II had outstanding borrowing of $318,000 and $486,500, respectively at an annual rate of 4.45%. No other Funds had outstanding borrowings under the line of credit.



REBATES . Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.



REPURCHASE AGREEMENTS . The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. When repurchase agreement investments are made as part of the Funds' securities lending program, the collateral is in the possession of the Funds' lending agent or a third party agent. The collateral is evaluated daily by the lending agent to ensure the value is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.



RESTRICTED SECURITIES. . Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
3. OPERATING POLICIES (CONTINUED)



REVERSE REPURCHASE AGREEMENTS. . Certain of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Funds sell securities and agree to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Funds, and are subject to the Funds' restrictions on borrowing. Reverse repurchase agreements may increase the volatility of the Funds and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. At October 31, 2005, the Funds had reverse repurchase agreements as follows:

                            BROKER      INTEREST RATE      MATURITY DATE         AMOUNT
                         -------------  -------------  ---------------------  -------------
 High Quality            Merrill Lynch   3.00-4.02%    11/01/2005-01/17/2006   $10,755,812
 Intermediate-Term Bond
 Fund


For the year ended October 31, 2005, the daily average amount of reverse repurchase agreements outstanding and the average annual interest rate was as follows:

                                  AVERAGE AMOUNT OF
                                  REVERSE REPURCHASE
                                AGREEMENTS OUTSTANDING   AVERAGE INTEREST RATE
                               -----------------------  -----------------------
 High Quality                        $8,563,457                  2.84%
 Intermediate-Term Bond Fund




SECURITIES LENDING. . To earn additional income, certain of the Funds may lend portfolio securities to approved brokerage firms. The Funds receive collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and during the period of the loan maintain collateral in an amount not less than 100% of the market value of the loaned securities. Cash collateral is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of October 31, 2005, the Funds had securities on loan as follows:

                                               MARKET VALUE   COLLATERAL VALUE
                                               ------------  ------------------
 High Quality Intermediate-Term Bond Fund      $12,375,511      $12,647,000
 MidCap S&P 400 Index Fund                      10,120,231       10,224,000
 MidCap Value Fund                               2,187,549        2,218,000
 Partners LargeCap Growth Fund                   3,727,083        3,725,000
 Partners LargeCap Value Fund I                  4,828,789        4,918,000
 Partners LargeCap Value Fund II                 5,230,868        5,308,000
 Partners MidCap Value Fund I                   22,065,695       22,333,000
 Partners SmallCap Blend Fund                   36,464,146       36,738,000
 Partners SmallCap Growth Fund I                 9,439,805        9,536,000
 Partners SmallCap Growth Fund III              32,303,765       32,787,000
 Partners SmallCap Value Fund                   50,270,531       50,791,000
 Partners SmallCap Value Fund II                39,333,948       39,856,000
 SmallCap S&P 600 Index Fund                    50,465,031       51,040,000

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

3. OPERATING POLICIES (CONTINUED)



SWAP AGREEMENTS. . Certain of the Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are marked-to-market daily based on an evaluated price; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. Upon termination of swap agreements, the Funds recognize a realized gain or loss. Notional principal amounts are used to express the extent of involvement in these contracts, but the potential amounts subject to loss are much lower. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a credit event affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as interest income (or as an offset to interest income).

Total return swaps involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the statements of operations.

Details of swap agreements open at period end are included in the Funds' schedules of investments.


4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



MANAGEMENT SERVICES. . The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds' average daily net assets. The annual rates used in this calculation for the Funds are as follows:

                        NET ASSETS OF FUNDS (IN MILLIONS)                           NET ASSETS OF FUNDS (IN MILLIONS)
                        ----------------------------------                          ----------------------------------
                        FIRST    NEXT    NEXT   OVER $1.5                           FIRST    NEXT    NEXT    OVER $1.5
                         $500    $500    $500    BILLION                             $500    $500    $500     BILLION
                        ------  ------  ------  ----------                          ------  ------  ------  ------------
High Quality             .40%    .38%    .36%      .35%     Partners MidCap Growth  1.00%    .98%    .96%       .95%
Intermediate-Term                                           Fund II
  Bond Fund
High Yield Fund          .65     .63     .61       .60      Partners MidCap Value   1.00     .98     .96        .95
                                                            Fund I
International Growth    1.00     .98     .96       .95      Partners SmallCap       1.00     .98     .96        .95
Fund                                                        Blend Fund
MidCap Growth Fund       .65     .63     .61       .60      Partners SmallCap       1.10    1.08    1.06       1.05
                                                            Growth Fund I
MidCap S&P 400 Index     .15     .15     .15       .15      Partners SmallCap       1.10    1.08    1.06       1.05
Fund                                                        Growth Fund III
MidCap Value Fund        .65     .63     .61       .60      Partners SmallCap       1.00     .98     .96        .95
                                                            Value Fund
Partners Global Equity   .95     .93     .91       .90      Partners SmallCap       1.00     .98     .96        .95
Fund                                                        Value Fund I
Partners International  1.10    1.08    1.06      1.05      Partners SmallCap       1.00     .98     .96        .95
Fund                                                        Value Fund II
Partners LargeCap       1.00     .98     .96       .95      SmallCap Growth Fund     .75     .73     .71        .70
Growth Fund
Partners LargeCap        .80     .78     .76       .75      SmallCap S&P 600 Index   .15     .15     .15        .15
Value Fund I                                                Fund
Partners LargeCap        .85     .83     .81       .80      Ultra Short Bond Fund    .40     .39     .38        .37
Value Fund II

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

In addition to the management fee, Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class's average daily net assets. As of October 31, 2005, the annual rates for the service fee are .17%, .25%, .25%, .15%, and .15% and the annual rates for the administrative service fee are .15%, .20%, .28%, .11%, and ..13% for Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select, respectively. Class J shares of the Funds reimburse the Manager for transfer and administrative services. The Manager has agreed to provide portfolio accounting services for the Funds. Currently, there is no separate charge for these services.

The Manager has voluntarily agreed to limit the expenses for Class J shares of certain Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits may be changed at any time. The limits are expressed as a percentage of average daily net assets attributable to Class J on an annualized basis during the reporting period. The operating expense limits are as follows:

 High Quality Intermediate-Term Bond Fund  1.35%
 International Growth Fund                 2.10
 Partners LargeCap Growth Fund             1.75
 Partners SmallCap Growth Fund I           2.05
 Partners SmallCap Value Fund              1.95
 Ultra Short Bond Fund                     1.35




DISTRIBUTION FEES. . The Advisors Preferred, Advisors Select, Advisors Signature, Class J, and Select shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter, a portion may be paid to other selling dealers for providing certain services. As of October 31, 2005, the annual rates are .25%, .30%, .35%, .50%, and .10% for Advisors Preferred, Advisors Select, Advisors Signature, Class J, and Select, respectively.



CONTINGENT DEFERRED SALES CHARGE ("CDSC"). . Class J shares are subject to a 1% CDSC on certain redemptions made within 18 months of purchase. The charge is based on the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC. The aggregate amount of these charges retained by Princor Financial Services Corporation for the periods ended October 31, 2005, were as follows:

 High Quality Intermediate-Term Bond Fund          $ 8,681
 International Growth Fund                          18,248
 MidCap Growth Fund                                  8,293
 MidCap S&P 400 Index Fund                           5,459
 MidCap Value Fund                                  35,082
 Partners LargeCap Growth Fund                       7,396
 Partners SmallCap Growth Fund I                     3,248
 Partners SmallCap Value Fund                          819
 SmallCap Growth Fund                               12,788
 SmallCap S&P 600 Index Fund                        25,294
 Ultra Short Bond Fund                              18,943

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFLILIATES (CONTINUED)



AFFILIATED OWNERSHIP. . At October 31, 2005, Principal Life Insurance Company (an affiliate of the Manager) and benefit plans sponsored on behalf of Principal Life Insurance Company owned shares of the Funds as follows:

                         ADVISORS   ADVISORS  ADVISORS
                         PREFERRED   SELECT   SIGNATURE  CLASS J  INSTITUTIONAL  PREFERRED   SELECT
                         ---------  --------  ---------  -------  -------------  ---------  --------
 High Quality                  --         --    1,854         --          --          --        --
 Intermediate-Term Bond
 Fund
 International Growth          --         --      989         --          --          --        --
 Fund
 MidCap Growth Fund            --         --    1,863         --       1,761          --     4,381
 MidCap S&P 400 Index          --         --      840         --         992          --        --
 Fund
 MidCap Value Fund             --         --      772         --         728          --        --
 Partners Global Equity     1,000      1,000    1,000        N/A     995,000       1,000     1,000
 Fund
 Partners International        --         --      912        N/A          --          --        --
 Fund
 Partners LargeCap             --         --      848         --      21,356       1,518     1,490
 Growth Fund
 Partners LargeCap          1,000      1,000      947        N/A          --       1,000     1,000
 Value Fund I
 Partners LargeCap          1,000      1,000    1,000        N/A          --       1,000     1,000
 Value Fund II
 Partners MidCap Growth     1,000      1,000    1,000        N/A         440       1,000     1,000
 Fund II
 Partners MidCap Value         --        944      873        N/A          --         944       944
 Fund I
 Partners SmallCap          3,036      3,012      666        N/A          --       3,080     3,060
 Blend Fund
 Partners SmallCap             --         --    1,284         --          --          --        26
 Growth Fund I
 Partners SmallCap          1,000      1,000    1,035        N/A          --          --     1,000
 Growth Fund III
 Partners SmallCap             --         --      660         --          --          --       947
 Value Fund
 Partners SmallCap          6,757      6,747      623        N/A          --       6,772     6,768
 Value Fund I
 Partners SmallCap             --         --      962        N/A          --       1,000     1,000
 Value Fund II
 SmallCap Growth Fund       1,385         --    1,279         --       1,083          --     1,402
 SmallCap S&P 600 Index        --         --      675         --          --          --        --
 Fund
 Ultra Short Bond Fund         --         --    1,020         --       1,145          --     1,034




AFFILIATED BROKERAGE COMMISSIONS. . The Funds did not pay brokerage commissions to any member of the Principal Financial Group during the periods ended October 31, 2005. Brokerage commissions were paid to affiliates of sub-advisors as follows:

                                                           PERIODS ENDED
                                                          OCTOBER 31, 2005
                                                    ----------------------------
 Partners LargeCap Value Fund I                               $ 7,800
 Partners LargeCap Value Fund II                                   96
 Partners MidCap Growth Fund II                                31,593
 Partners MidCap Value Fund I                                  30,402

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
5.  INVESTMENT TRANSACTIONS

For the periods ended October 31, 2005, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows:

                          PURCHASES       SALES                               PURCHASES        SALES
                         ------------  ------------                          ------------  --------------
 High Quality            $187,112,317  $141,719,144  Partners MidCap Growth  $695,078,895   $282,681,954
 Intermediate-Term Bond                              Fund II
 Fund
 High Yield Fund           97,501,576    29,573,713  Partners MidCap Value    399,125,394    243,727,761
                                                     Fund I
 International Growth     984,458,287   749,280,295  Partners SmallCap        263,059,581    220,862,139
 Fund                                                Blend Fund
 MidCap Growth Fund        43,660,329    48,219,493  Partners SmallCap        134,091,095     92,837,872
                                                     Growth Fund I
 MidCap S&P 400 Index      69,576,421    40,699,199  Partners SmallCap        167,284,468     56,422,391
 Fund                                                Growth Fund III
 MidCap Value Fund        186,643,386   165,846,509  Partners SmallCap        182,978,352    154,353,873
                                                     Value Fund
 Partners Global Equity    14,161,088     2,637,840  Partners SmallCap        173,664,441     79,523,917
 Fund                                                Value Fund I
 Partners International   536,356,196   219,999,703  Partners SmallCap        323,460,149     71,573,054
 Fund                                                Value Fund II
 Partners LargeCap        444,520,410   123,109,783  SmallCap Growth Fund      54,237,612     52,376,104
 Growth Fund
 Partners LargeCap        347,535,153    82,275,915  SmallCap S&P 600 Index   186,125,260     88,181,145
 Value Fund I                                        Fund
 Partners LargeCap        204,312,927    19,814,934  Ultra Short Bond Fund     77,036,781     14,485,955
 Value Fund II




For the year ended October 31, 2005, the cost of U.S. government securities purchased and proceeds from U.S government securities sold (not including short-term investments) by the Funds were as follows:

                                            PURCHASES      SALES
                                           -----------  -----------
 High Quality Intermediate-Term Bond Fund  $28,854,135  $16,973,096
 Partners SmallCap Value Fund I                238,853           --


The Funds may trade portfolio securities on a "to-be-announced" ("TBA") or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The securities purchased on a TBA or when-issued basis are identified as such in the Funds' schedule of investments.



FOREIGN CURRENCY CONTRACTS. . At October 31, 2005, certain of the Funds owned forward contracts to sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value are recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following summarized the terms of the outstanding foreign currency contracts at October 31, 2005:

                                                                                                       NET UNREALIZED
                           FOREIGN CURRENCY    DELIVERY   CONTRACTS TO                                  APPRECIATION
                          PURCHASE CONTRACTS     DATE        ACCEPT      IN EXCHANGE FOR    VALUE      (DEPRECIATION)
                          ------------------   --------   -------------  ---------------  ----------  ----------------
  Partners International  British Pound       11/16/2005     3,481,982     $6,300,000     $6,162,371     $(137,629)
      Fund                Euro                11/16/2005     7,234,970      9,000,000      8,672,547      (327,453)
                          Japanese Yen        11/16/2005   489,645,500      4,500,000      4,214,306      (285,694)

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

6.  FEDERAL TAX INFORMATION


DISTRIBUTIONS TO SHAREHOLDERS . The federal income tax character of distributions paid for years ended October 31, 2005 and October 31, 2004 were as follows:

                             ORDINARY INCOME      LONG-TERM CAPITAL GAIN   RETURN OF CAPITAL
                             -------------        --------------           ---------
                            2005         2004         2005        2004      2005       2004
                            ----         ----         ----        ----      ----       ----
 High Quality            $ 1,035,016  $1,779,398  $   272,390   $197,179     $--      $    --
 Intermediate-Term Bond
 Fund
 High Yield Fund                  --         N/A           --        N/A      --          N/A
 International Growth     17,638,301   2,689,673   20,982,444         --      --           --
 Fund
 MidCap Growth Fund               --          --           --         --      --           --
 MidCap S&P 400 Index        684,968     360,543    1,215,807    153,870      --           --
 Fund
 MidCap Value Fund         2,246,153      78,373    3,133,769         --      --           --
 Partners Global Equity           --         N/A           --        N/A      --          N/A
 Fund
 Partners International    2,714,898          --           --         --      --           --
 Fund
 Partners LargeCap                --          --      792,718         --      --           --
 Growth Fund
 Partners LargeCap            36,072          --           --         --      --           --
 Value Fund I
 Partners LargeCap                --         N/A           --        N/A      --          N/A
 Value Fund II
 Partners MidCap Growth           --         N/A           --        N/A      --          N/A
 Fund II
 Partners MidCap Value     5,020,699          --       66,600         --      --           --
 Fund I
 Partners SmallCap         2,479,827     368,087      693,572         --      --           --
 Blend Fund
 Partners SmallCap                --          --           --         --      --           --
 Growth Fund I
 Partners SmallCap                --          --           --         --      --           --
 Growth Fund III
 Partners SmallCap            71,862          --           --         --      --       17,492
 Value Fund
 Partners SmallCap         3,022,492   2,471,262    4,762,959    207,862      --           --
 Value Fund I
 Partners SmallCap            93,230          --           --         --      --           --
 Value Fund II
 SmallCap Growth Fund             --          --    1,404,635         --      --           --
 SmallCap S&P 600 Index    2,252,655      89,402    2,008,002     11,733      --           --
 Fund
 Ultra Short Bond Fund     1,738,764   1,353,692           --         --      --           --


For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION (CONTINUED)



DISTRIBUTABLE EARNINGS. . As of October 31, 2005, the components of distributable earnings on a federal tax basis were as follows:

                                     UNDISTRIBUTED          UNDISTRIBUTED
                                     ORDINARY INCOME   LONG-TERM CAPITAL GAINS
                                    ----------------   -----------------------
 High Quality Intermediate-Term
 Bond Fund                            $ 2,212,944            $   103,482
 High Yield Fund                        2,366,451                     --
 International Growth Fund             39,400,257             32,707,292
 MidCap Growth Fund                            --                     --
 MidCap S&P 400 Index Fund              1,266,711              3,517,831
 MidCap Value Fund                     12,410,711              5,235,803
 Partners Global Equity Fund               77,524                     --
 Partners International Fund           15,996,070              7,345,295
 Partners LargeCap Growth Fund          1,837,324                185,576
 Partners LargeCap Value Fund I         4,787,740                150,300
 Partners LargeCap Value Fund II        3,804,631                     --
 Partners MidCap Growth Fund II         1,845,532                  1,768
 Partners MidCap Value Fund I          21,806,092             24,682,376
 Partners SmallCap Blend Fund          12,619,959              4,049,915
 Partners SmallCap Growth Fund I               --                     --
 Partners SmallCap Growth Fund III      6,514,266                    941
 Partners SmallCap Value Fund              40,348             24,894,195
 Partners SmallCap Value Fund I         3,970,779             15,422,266
 Partners SmallCap Value Fund II       12,483,456              1,165,768
 SmallCap Growth Fund*                    492,856              1,515,460
 SmallCap S&P 600 Index Fund            2,948,969              4,010,732
 Ultra Short Bond Fund                         --                     --


* Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.


CAPITAL LOSS CARRYFORWARDS . Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2005, the Funds had approximate net capital loss carryforwards as follows:

                               NET CAPITAL LOSS CARRYFORWARD EXPIRING IN:
                            2010        2011        2013     ANNUAL LIMITATIONS*
                         ----------  -----------  --------  ---------------------
 High Yield Fund         $       --  $        --  $113,000        $     --
 MidCap Growth Fund       1,300,000           --        --         247,000
 Partners Global Equity          --           --   103,000              --
 Fund
 Partners SmallCap        9,639,000   10,924,000        --              --
 Growth Fund I
 SmallCap Growth Fund     2,711,000           --        --         542,000
 Ultra Short Bond Fund           --           --    48,000              --



*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund's losses have been subjected to an annual limitation.

                            SCHEDULE OF INVESTMENTS
                    HIGH QUALITY INTERMEDIATE-TERM BOND FUND
                                OCTOBER 31, 2005

                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (72.64%)
AEROSPACE & DEFENSE EQUIPMENT (0.01%)
 United Technologies
                                                         $                      $
  6.10%; 05/15/12                                             15,000                  15,855
AGRICULTURAL OPERATIONS (0.35%)
 Archer Daniels Midland
  5.94%; 10/01/32                                             10,000                  10,210
 Bunge Limited Finance
  4.38%; 12/15/08                                            265,000                 259,927
  5.10%; 07/15/15 /1/                                        100,000                  96,098
  5.88%; 05/15/13                                             20,000                  20,561
                                                                                     386,796
ASSET BACKED SECURITIES (7.97%)
 Adjustable Rate Mortgage Trust
  4.61%; 02/25/35 /2/                                        225,000                 226,437
  5.13%; 11/25/35                                            140,000                 138,028
 Bear Stearns Asset Backed Securities
  4.28%; 02/25/35 /2/                                        300,000                 300,208
  4.64%; 03/25/34 /2/                                        205,000                 204,991
  4.69%; 02/25/34 /2/                                        250,000                 251,461
 Chase Funding Mortgage Loan Asset Backed
  Certificates
  4.27%; 12/25/33 /2/                                         70,360                  70,428
  4.33%; 09/25/33 /2/                                         72,038                  72,152
  4.54%; 09/25/33 /2/                                        120,000                 120,108
 Countrywide Asset Backed Certificates
  3.61%; 04/25/30                                             26,730                  26,635
  4.17%; 11/25/35 /2/                                        372,303                 372,290
  4.32%; 11/25/35                                            225,000                 225,036
  4.35%; 10/28/35 /2/                                        500,000                 500,000
  4.56%; 06/25/35 /2/                                        240,000                 240,684
  5.11%; 01/25/34 /2/                                        325,000                 329,137
 Countrywide Home Equity Loan Trust
  4.12%; 12/15/35 /2/ /4/                                    400,000                 400,000
 Financial Asset Securities Corp.
  AAA Trust
  4.33%; 02/27/35 /1/ /2/                                    200,000                 200,111
 HSI Asset Securitization Corporation Trust
  4.17%; 07/25/35 /2/                                        505,542                 505,608
  4.22%; 08/25/35 /2/                                        425,000                 424,983
 Master Asset Backed Securities Trust
  4.27%; 12/25/34 /2/                                        400,000                 400,392
  5.69%; 08/25/33 /2/                                        300,000                 303,233
 Morgan Stanley ABS Capital I
  4.14%; 07/25/35 /2/                                        189,333                 189,343
  4.15%; 08/25/35 /2/                                        405,044                 405,029
  4.26%; 12/25/34 /2/                                        200,000                 200,214
  4.30%; 07/25/35 /2/                                        180,000                 180,091
  4.32%; 09/25/35 /2/ /4/                                    500,000                 500,000
  4.91%; 12/25/34 /2/                                         50,000                  50,247
 MSDWCC Heloc Trust
  4.23%; 07/25/17 /2/                                        187,825                 187,850
 Nomura Asset Acceptance
  4.27%; 06/25/35 /2/                                        159,707                 159,701
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ASSET BACKED SECURITIES (CONTINUED)
 Nomura Asset Acceptance (continued)
                                                         $                      $
  4.39%; 02/25/35 /2/                                        284,734                 285,597
 Park Place Securities
  4.26%; 01/25/36 /2/                                        150,000                 150,239
 Popular Asset Backed Securities Mortgage
  Pass-Through Trust
  4.20%; 11/25/35 /2/ /4/                                    275,000                 275,000
 Residential Asset Mortgage Products
  4.31%; 07/25/35 /2/                                        375,000                 375,276
 SACO I Trust
  4.31%; 04/25/35 /2/                                        218,775                 218,766
 Structured Asset Securities
  4.26%; 03/25/35 /2/                                        350,000                 350,173
                                                                                   8,839,448
AUTO-CARS & LIGHT TRUCKS (0.75%)
 DaimlerChrysler Holding
  4.03%; 03/07/07 /2/                                        225,000                 224,602
  4.31%; 09/10/07 /2/                                        100,000                 100,243
  4.75%; 08/08/06 /2/                                        200,000                 201,291
  4.88%; 06/15/10                                            135,000                 130,898
  7.25%; 01/18/06                                             25,000                  25,133
  7.30%; 01/15/12                                             45,000                  48,187
 Nissan Motor Acceptance
  4.63%; 03/08/10 /1/                                        105,000                 102,154
                                                                                     832,508
AUTOMOBILE SEQUENTIAL (0.62%)
 Capital Auto Receivables Asset Trust
  3.92%; 11/16/09                                            250,000                 243,442
 Chase Manhattan Auto Owner Trust
  2.06%; 12/15/09                                             50,000                  48,553
 Ford Credit Auto Owner Trust
  3.88%; 01/15/10                                            200,000                 194,375
 Nissan Auto Receivables Owner Trust
  2.70%; 12/17/07                                             50,000                  49,390
 WFS Financial Owner Trust
  4.50%; 05/17/13                                            150,000                 147,371
                                                                                     683,131
BEVERAGES-NON-ALCOHOLIC (0.01%)
 Bottling Group
  4.63%; 11/15/12                                             15,000                  14,668
BEVERAGES-WINE & SPIRITS (0.50%)
 Diageo Capital
  3.38%; 03/20/08                                             15,000                  14,507
  3.50%; 11/19/07                                             15,000                  14,628
  4.26%; 04/20/07 /2/                                        525,000                 524,843
                                                                                     553,978
BREWERY (0.49%)
 Anheuser-Busch
  4.38%; 01/15/13                                             30,000                  28,914
 Cia Brasileira de Bebidas
  10.50%; 12/15/11                                           135,000                 166,388
 Coors Brewing
  6.38%; 05/15/12                                             50,000                  52,776
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BREWERY (CONTINUED)
 FBG Finance
                                                         $                      $
  5.13%; 06/15/15 /1/                                        175,000                 169,011
 Miller Brewing
  5.50%; 08/15/13 /1/                                        125,000                 125,999
                                                                                     543,088
BROADCASTING SERVICES & PROGRAMMING (0.02%)
 Grupo Televisa
  8.50%; 03/11/32                                             15,000                  17,259
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.48%)
 CRH America
  5.30%; 10/15/13                                            100,000                  99,432
  6.40%; 10/15/33                                             15,000                  15,999
  6.95%; 03/15/12                                             14,000                  15,177
 MacMillan Bloedel
  6.75%; 02/15/06                                            200,000                 201,075
 Masco
  4.05%; 03/09/07 /1/ /2/                                    200,000                 200,446
                                                                                     532,129
BUILDING PRODUCTS-WOOD (0.01%)
 Celulosa Arauco y Constitucion
  5.13%; 07/09/13                                             10,000                   9,544
BUILDING-RESIDENTIAL & COMMERCIAL (0.01%)
 Centex
  5.80%; 09/15/09                                             15,000                  15,180
CABLE TV (0.53%)
 AT&T Broadband
  8.38%; 03/15/13                                             67,000                  77,178
 Comcast
  5.50%; 03/15/11                                            175,000                 175,172
 Cox Communications
  4.63%; 01/15/10                                             40,000                  38,599
  4.63%; 06/01/13                                             10,000                   9,285
  6.75%; 03/15/11                                             70,000                  73,467
  7.13%; 10/01/12                                            200,000                 214,223
                                                                                     587,924
CASINO HOTELS (0.20%)
 Harrah's Operating
  5.50%; 07/01/10                                             80,000                  79,443
  5.63%; 06/01/15 /1/                                         55,000                  52,777
  5.75%; 10/01/17 /1/                                         90,000                  85,168
                                                                                     217,388
CELLULAR TELECOMMUNICATIONS (1.06%)
 America Movil
  4.84%; 04/27/07 /2/                                        150,000                 150,300
  5.75%; 01/15/15                                            195,000                 191,437
  6.38%; 03/01/35                                             30,000                  28,133
 AT&T Wireless Services
  7.35%; 03/01/06                                             40,000                  40,347
  8.13%; 05/01/12                                            125,000                 143,754
 Cingular Wireless
  7.13%; 12/15/31                                             15,000                  16,730
 Nextel Communications
  5.95%; 03/15/14                                            175,000                 175,545
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CELLULAR TELECOMMUNICATIONS (CONTINUED)
 Telus
                                                         $                      $
  7.50%; 06/01/07                                            190,000                 197,297
 Verizon Wireless Capital
  5.38%; 12/15/06                                            200,000                 201,103
 Vodafone Group
  7.75%; 02/15/10                                             30,000                  33,000
                                                                                   1,177,646
CHEMICALS-DIVERSIFIED (0.34%)
 Chevron Phillips Chemical
  5.38%; 06/15/07                                            245,000                 246,130
  7.00%; 03/15/11                                             25,000                  26,786
 E. I. Du Pont de Nemours
  4.75%; 11/15/12                                             15,000                  14,743
 ICI Wilmington I
  5.63%; 12/01/13                                             95,000                  94,176
                                                                                     381,835
COATINGS & PAINT (0.15%)
 Valspar
  6.00%; 05/01/07                                            165,000                 167,036
COMMERCIAL BANKS (0.79%)
 Key Bank
  3.86%; 11/03/09 /2/                                        300,000                 300,436
 Synovus Financial
  5.13%; 06/15/17                                             90,000                  87,502
 U.S. Bank
  6.38%; 08/01/11                                             40,000                  42,606
 Union Planters Bank
  5.13%; 06/15/07                                            240,000                 240,476
 United Overseas Bank
  4.50%; 07/02/13 /1/                                         20,000                  18,834
 Wachovia Bank
  4.88%; 02/01/15                                            130,000                 125,969
  7.80%; 08/18/10                                             50,000                  56,089
                                                                                     871,912
COMMERCIAL MORTGAGE BACKED SECURITY (0.85%)
 Structured Adjustable Rate Mortgage Loan Trust
  4.29%; 03/25/35 /2/                                        225,000                 224,807
  4.70%; 07/25/34 /2/                                        400,000                 392,735
  4.74%; 08/25/34 /2/                                        324,006                 324,361
                                                                                     941,903
COMMERCIAL SERVICE-FINANCE (0.01%)
 Equifax
  4.95%; 11/01/07                                             10,000                  10,007
COMPUTER SERVICES (0.03%)
 Affiliated Computer Services
  5.20%; 06/01/15                                             40,000                  36,440
COMPUTERS (0.01%)
 Hewlett-Packard
  6.50%; 07/01/12                                             15,000                  16,085
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMPUTERS-INTEGRATED SYSTEMS (0.00%)
 NCR
                                                         $                      $
  7.13%; 06/15/09                                              5,000                   5,229
CREDIT CARD ASSET BACKED SECURITIES (3.11%)
 American Express Credit Account Master Trust
  4.22%; 09/15/11 /2/                                         70,000                  70,270
  4.35%; 12/15/11                                            200,000                 196,808
 Bank One Issuance Trust
  3.59%; 05/17/10                                            100,000                  97,880
  4.29%; 03/15/12 /2/                                        300,000                 301,739
 Capital One Multi-Asset
  Execution Trust
  4.19%; 12/15/09 /2/                                        445,000                 445,536
 Chase Credit Card Master Trust
  4.17%; 05/15/09 /2/                                        275,000                 274,981
  4.30%; 01/17/11 /2/                                        325,000                 326,708
  4.32%; 02/15/11 /2/                                        275,000                 277,045
 Citibank Credit Card Issuance Trust
  4.29%; 06/25/09 /2/                                        275,000                 275,796
 Citibank Credit Card Master Trust I
  4.12%; 03/10/11 /2/                                        150,000                 150,727
  5.88%; 03/10/11                                            150,000                 154,635
 Discover Card Master Trust I
  4.21%; 05/15/12 /2/                                        425,000                 426,583
  6.05%; 08/18/08                                            150,000                 150,657
 First USA Credit Card Master Trust
  4.34%; 04/18/11 /2/                                        300,000                 301,977
                                                                                   3,451,342
DATA PROCESSING & MANAGEMENT (0.01%)
 Certegy
  4.75%; 09/15/08                                             15,000                  14,958
DIVERSIFIED FINANCIAL SERVICES (0.45%)
 General Electric Capital
  3.85%; 02/02/09 /2/                                         15,000                  15,043
  4.25%; 12/01/10 /5/                                        275,000                 266,789
  6.00%; 06/15/12                                             85,000                  89,404
  7.38%; 01/19/10                                            105,000                 114,685
 NiSource Finance
  3.20%; 11/01/06                                             15,000                  14,752
                                                                                     500,673
DIVERSIFIED MANUFACTURING OPERATIONS (0.12%)
 General Electric
  5.00%; 02/01/13                                             15,000                  14,874
 Parker Hannifin
  4.88%; 02/15/13                                             10,000                   9,741
 Tyco International Group
  6.88%; 01/15/29                                            100,000                 111,140
                                                                                     135,755
DIVERSIFIED MINERALS (0.01%)
 BHP Billiton Finance
  4.80%; 04/15/13                                             15,000                  14,693
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC PRODUCTS-MISCELLANEOUS (0.00%)
 Emerson Electric
                                                         $                      $
  6.00%; 08/15/32                                              5,000                   5,275
ELECTRIC-DISTRIBUTION (0.14%)
 Detroit Edison
  5.70%; 10/01/37 /5/                                        165,000                 157,878
ELECTRIC-GENERATION (0.07%)
 Korea East-West Power
  4.88%; 04/21/11 /1/                                         30,000                  29,379
 Tenaska Virginia Partners
  6.12%; 03/30/24 /1/                                         48,667                  50,132
                                                                                      79,511
ELECTRIC-INTEGRATED (2.94%)
 AmerenEnergy Generating
  7.95%; 06/01/32                                             10,000                  12,410
 Appalachian Power
  4.34%; 06/29/07 /2/                                        300,000                 300,817
 Arizona Public Service
  5.80%; 06/30/14                                             85,000                  86,972
  6.50%; 03/01/12                                             25,000                  26,649
 Carolina Power & Light
  6.50%; 07/15/12                                             35,000                  37,321
  8.63%; 09/15/21                                             75,000                  96,729
 CenterPoint Energy Houston Electric
  5.70%; 03/15/13                                             90,000                  92,006
 Cincinnati Gas & Electric
  5.40%; 06/15/33                                             20,000                  18,054
 Consolidated Edison
  3.63%; 08/01/08                                             15,000                  14,529
  4.88%; 02/01/13                                             15,000                  14,789
 Consumers Energy
  4.25%; 04/15/08                                             10,000                   9,804
 Dayton Power & Light
  5.12%; 10/01/13 /2/                                         25,000                  24,594
 Dominion Resources
  4.09%; 05/15/06 /2/                                        205,000                 205,273
  8.13%; 06/15/10                                             75,000                  83,579
 DTE Energy
  7.05%; 06/01/11                                             30,000                  32,210
 Duquesne Light Holdings
  5.50%; 08/15/15                                            125,000                 122,136
 Entergy Gulf States
  3.60%; 06/01/08                                             20,000                  19,186
 Exelon
  4.45%; 06/15/10 /5/                                         55,000                  52,894
 Florida Power
  4.80%; 03/01/13                                              5,000                   4,847
 Florida Power & Light
  5.40%; 09/01/35                                            110,000                 105,512
 FPL Group Capital
  3.25%; 04/11/06                                             20,000                  19,884
 Georgia Power
  3.98%; 02/17/09 /2/                                        295,000                 295,649
 Jersey Central Power & Light
  5.63%; 05/01/16                                             40,000                  40,366
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRIC-INTEGRATED (CONTINUED)
 MidAmerican Energy Holdings
                                                         $                      $
  4.63%; 10/01/07                                            225,000                 223,326
  6.75%; 12/30/31                                             35,000                  39,470
 Niagara Mohawk Power
  7.75%; 05/15/06                                             85,000                  86,428
 Northeast Utilities
  3.30%; 06/01/08                                             15,000                  14,317
 Northern States Power
  5.25%; 07/15/35                                             65,000                  61,050
 Oncor Electric Delivery
  7.00%; 05/01/32                                             85,000                  93,733
 Pepco Holdings
  3.75%; 02/15/06                                             70,000                  69,809
  5.50%; 08/15/07 /5/                                         15,000                  15,124
 Pinnacle West Capital
  6.40%; 04/01/06                                            125,000                 125,900
 Power Contract Financing
  5.20%; 02/01/06 /1/                                          5,733                   5,740
 PPL Electric Utilities
  4.30%; 06/01/13                                             15,000                  14,065
 PPL Energy Supply
  5.40%; 08/15/14                                             65,000                  63,841
 Progress Energy
  6.75%; 03/01/06                                            175,000                 176,106
 PSEG Power
  6.95%; 06/01/12                                            110,000                 118,015
 PSI Energy
  6.12%; 10/15/35                                            100,000                  99,249
 Puget Energy
  3.36%; 06/01/08                                             25,000                  23,990
 Southern California Edison
  5.00%; 01/15/14                                             25,000                  24,620
  5.00%; 01/15/16                                             80,000                  78,066
  5.35%; 07/15/35                                            100,000                  93,854
 Southern Company Capital Funding
  5.30%; 02/01/07                                             15,000                  15,050
 TXU Energy
  6.13%; 03/15/08                                             15,000                  15,208
 Virginia Electric & Power
  4.50%; 12/15/10                                             85,000                  82,586
                                                                                   3,255,757
EXPORT/IMPORT BANK (0.05%)
 Export-Import Bank of Korea
  4.50%; 08/12/09                                             60,000                  58,679
FIDUCIARY BANKS (0.23%)
 State Street Capital Trust II
  4.29%; 02/15/08 /2/                                        250,000                 250,120
FINANCE-AUTO LOANS (0.24%)
 American Honda Finance
  3.91%; 03/08/07 /1/ /2/                                    250,000                 250,305
 Toyota Motor Credit
  2.80%; 01/18/06                                             15,000                  14,954
                                                                                     265,259
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-COMMERCIAL (0.42%)
 Caterpillar Financial Services
                                                         $                      $
  4.23%; 07/27/07 /2/                                        300,000                 300,106
 CIT Group
  3.99%; 02/15/07 /2/                                        145,000                 145,305
  5.00%; 02/13/14                                             15,000                  14,576
                                                                                     459,987
FINANCE-CONSUMER LOANS (1.32%)
 American General Finance
  5.75%; 03/15/07                                             40,000                  40,418
 Household Finance
  4.07%; 11/16/09 /2/                                        250,000                 250,683
  4.13%; 12/15/08                                             20,000                  19,506
  4.13%; 11/16/09                                            355,000                 342,875
  4.75%; 07/15/13                                             15,000                  14,411
  6.50%; 01/24/06                                            175,000                 175,833
  7.00%; 05/15/12                                            180,000                 196,493
 John Deere Capital
  7.00%; 03/15/12                                             20,000                  22,008
 SLM
  4.32%; 01/25/07 /2/                                        250,000                 250,334
  4.34%; 07/27/09 /2/                                        100,000                  99,890
  4.37%; 03/02/09 /2/                                         50,000                  48,904
                                                                                   1,461,355
FINANCE-CREDIT CARD (0.84%)
 American Express
  4.88%; 07/15/13                                             15,000                  14,802
 Capital One Bank
  5.00%; 06/15/09                                            110,000                 109,243
  6.70%; 05/15/08                                            100,000                 103,746
  6.88%; 02/01/06                                            275,000                 276,550
 Capital One Financial
  4.80%; 02/21/12                                            130,000                 124,353
 MBNA
  4.16%; 05/05/08 /2/                                        150,000                 151,269
 MBNA Europe Funding
  3.88%; 09/07/07 /1/ /2/                                    150,000                 149,970
                                                                                     929,933
FINANCE-INVESTMENT BANKER & BROKER (3.89%)
 Banque Paribas
  6.88%; 03/01/09                                             25,000                  26,421
 Bear Stearns
  3.00%; 03/30/06                                            100,000                  99,408
  4.54%; 01/30/09 /2/                                        175,000                 175,894
  5.30%; 10/30/15                                             50,000                  49,314
 Citigroup
  3.95%; 05/18/10 /2/ /5/                                    250,000                 250,251
  5.88%; 02/22/33                                             10,000                   9,965
  6.63%; 06/15/32                                             55,000                  60,159
 Credit Suisse First Boston
  4.39%; 01/15/10 /2/                                        150,000                 150,404
  6.50%; 01/15/12                                             50,000                  53,386
 Goldman Sachs Group
  3.88%; 01/15/09                                             60,000                  58,034
  4.07%; 03/02/10 /2/                                        200,000                 199,934
  4.52%; 07/23/09 /2/                                        150,000                 150,807
  5.13%; 01/15/15                                            240,000                 234,079
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Goldman Sachs Group (continued)
                                                         $                      $
  5.15%; 01/15/14                                            135,000                 132,547
  5.25%; 04/01/13                                            250,000                 248,185
  6.60%; 01/15/12                                             15,000                  16,032
 JP Morgan Chase
  4.24%; 10/02/09 /2/                                        150,000                 150,453
  4.75%; 03/01/15                                            135,000                 129,454
  5.25%; 05/01/15                                            295,000                 291,854
  6.75%; 02/01/11                                             60,000                  64,158
 Lehman Brothers Holdings
  4.01%; 11/10/09 /2/                                        275,000                 276,176
  6.25%; 05/15/06                                             25,000                  25,205
 Lehman Brothers Holdings
  E-Capital Trust I
  4.59%; 08/19/65 /1/ /2/                                     25,000                  25,057
 Merrill Lynch
  3.95%; 02/05/10 /2/                                        175,000                 175,144
  4.00%; 02/06/09 /2/                                        265,000                 265,783
  4.33%; 03/02/09 /2/                                         20,000                  19,561
  5.45%; 07/15/14                                             25,000                  25,205
  7.00%; 01/15/07                                             45,000                  46,171
 Morgan Stanley
  4.26%; 01/12/07 /2/                                        150,000                 150,155
  4.43%; 01/15/10 /2/                                        525,000                 526,169
  4.75%; 04/01/14                                            225,000                 212,251
  5.30%; 03/01/13                                             20,000                  19,922
                                                                                   4,317,538
FINANCE-LEASING COMPANY (0.21%)
 Boeing Capital
  5.65%; 05/15/06                                             35,000                  35,239
 International Lease Finance
  4.55%; 01/15/10 /2/                                        170,000                 170,636
 Pitney Bowes Credit
  5.75%; 08/15/08                                             30,000                  30,772
                                                                                     236,647
FINANCE-MORTGAGE LOAN/BANKER (4.78%)
 Countrywide Home Loan
  4.25%; 12/19/07                                            100,000                  98,562
  4.35%; 06/02/06 /2/                                        235,000                 235,488
  4.60%; 12/19/33 /2/                                         50,000                  47,769
 Fannie Mae
  2.30%; 03/28/06                                            150,000                 148,803
  2.88%; 05/19/08                                             50,000                  47,829
  3.70%; 11/01/07                                             45,000                  44,218
  4.24%; 01/25/23 /2/                                        226,651                 226,973
  4.29%; 11/25/22 /2/                                        184,005                 184,559
  4.29%; 03/25/35 /2/                                        288,071                 288,228
  4.34%; 02/25/18 /2/                                        174,495                 174,963
  4.34%; 02/25/32 /2/                                        250,000                 250,922
  4.75%; 02/21/13                                             95,000                  92,970
  6.13%; 03/15/12                                            475,000                 507,726
 Fannie Mae Whole Loan
  4.24%; 05/25/35 /2/                                        323,903                 323,859
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-MORTGAGE LOAN/BANKER (CONTINUED)
 Freddie Mac
  2.65%; 05/30/08                                        $   250,000            $    237,808
  4.32%; 02/15/30 /2/                                        183,967                 184,609
  4.42%; 06/15/23 /2/                                        186,485                 188,072
  4.50%; 07/15/13                                            875,000                 853,800
  4.63%; 05/28/13                                             80,000                  76,312
  4.75%; 05/06/13                                             75,000                  72,081
  6.25%; 07/15/32                                            750,000                 869,772
 Residential Capital
  5.38%; 06/29/07 /1/ /2/ /5/                                150,000                 151,435
                                                                                   5,306,758
FINANCE-OTHER SERVICES (0.03%)
 National Rural Utilities
  5.75%; 08/28/09                                             30,000                  30,743
FOOD-MISCELLANEOUS/DIVERSIFIED (0.11%)
 Campbell Soup
  5.50%; 03/15/07                                             30,000                  30,247
 HJ Heinz Finance
  6.75%; 03/15/32                                             15,000                  16,521
 Kraft Foods
  4.63%; 11/01/06                                             45,000                  44,869
 Unilever Capital
  7.13%; 11/01/10                                             30,000                  32,819
                                                                                     124,456
FOOD-RETAIL (0.26%)
 Safeway
  2.50%; 11/01/05                                            185,000                 185,000
  5.80%; 08/15/12                                            100,000                  99,919
                                                                                     284,919
FOOD-WHOLESALE & DISTRIBUTION (0.01%)
 Sysco International
  6.10%; 06/01/12                                             15,000                  15,886
FORESTRY (0.01%)
 Weyerhaeuser
  6.75%; 03/15/12                                             10,000                  10,589
GAS-DISTRIBUTION (0.20%)
 KeySpan
  7.63%; 11/15/10                                             10,000                  11,124
 Sempra Energy
  4.75%; 05/15/09                                             60,000                  58,916
  6.95%; 12/01/05                                            150,000                 150,279
                                                                                     220,319
HOME DECORATION PRODUCTS (0.02%)
 Newell Rubbermaid
  4.00%; 05/01/10                                             20,000                  18,835
HOME EQUITY-OTHER (7.90%)
 ACE Securities
  4.15%; 07/25/35 /2/                                        279,829                 279,819
  4.24%; 10/25/35 /2/                                        400,000                 399,984
  4.25%; 05/25/35 /2/                                        160,000                 160,113
  4.27%; 03/25/35 /2/                                        100,000                 100,097
  4.28%; 08/25/35 /2/ /4/                                    550,000                 550,000
  4.29%; 07/25/35 /2/                                        300,000                 299,908
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY-OTHER (CONTINUED)
 Asset Backed Funding Certificates
                                                         $                      $
  4.22%; 06/25/35 /2/                                        550,000                 549,979
  4.30%; 02/25/35 /2/                                        184,636                 184,693
 CDC Mortgage Capital Trust
  4.61%; 06/25/34 /2/                                        175,000                 175,477
 Citifinancial Mortgage Securities
  2.13%; 05/25/33 /2/                                         97,844                  97,305
 Encore Credit Receivables Trust
  4.24%; 02/25/35 /2/                                        350,000                 350,119
 First NLC Trust
  4.27%; 05/25/35 /2/                                        406,155                 406,139
  4.34%; 09/25/35 /2/                                        200,000                 199,740
 First-Citizens Home Equity Loan
  4.18%; 09/15/22 /1/ /2/                                    221,565                 222,163
 JP Morgan Mortgage Acquisition
  4.30%; 07/25/35 /2/ /4/                                    350,000                 350,217
 Long Beach Mortgage Loan Trust
  4.15%; 07/25/35 /2/                                        296,913                 296,928
  4.30%; 07/25/34 /2/                                        315,428                 315,564
  4.31%; 06/25/35 /2/                                        225,000                 224,991
  4.57%; 06/25/34 /2/                                         40,000                  40,090
 Nomura Home Equity Loan
  4.16%; 05/25/35 /2/                                        375,350                 375,401
  4.26%; 05/25/35 /2/                                        200,000                 200,348
 Option One Mortgage Loan Trust
  4.28%; 02/25/35 /2/                                        200,000                 200,339
  4.29%; 08/25/35 /2/                                        175,000                 174,993
  4.34%; 11/25/34 /2/                                         39,942                  39,986
  4.57%; 05/25/34 /2/                                        125,000                 125,358
  5.04%; 02/25/35 /2/                                         50,000                  50,333
  5.09%; 05/25/34 /2/                                        125,000                 124,995
 Saxon Asset Securities Trust
  4.26%; 03/25/35 /2/                                        250,000                 250,190
  4.38%; 12/26/34 /2/                                        500,000                 501,753
  4.56%; 03/25/35 /2/                                        250,000                 249,847
  5.17%; 03/25/35 /2/                                        225,000                 226,979
 Specialty Underwriting & Residential Finance
  4.15%; 06/25/36 /2/                                        236,016                 236,029
  4.27%; 12/25/35 /2/                                        250,000                 250,040
  4.27%; 03/25/36 /2/                                        225,000                 225,148
  4.55%; 02/25/35 /2/                                        150,000                 150,356
 Wells Fargo Home Equity Trust
  4.54%; 04/25/34 /2/                                        175,000                 174,996
                                                                                   8,760,417
HOME EQUITY-SEQUENTIAL (2.29%)
 Ameriquest Mortgage Securities
  4.27%; 07/25/35 /2/                                        175,000                 174,993
  4.34%; 03/25/35 /2/                                        161,896                 162,044
 New Century Home Equity Loan Trust
  3.56%; 11/25/33                                            304,991                 303,134
  4.31%; 07/25/35 /2/                                        125,000                 125,102
  4.33%; 03/25/35 /2/                                        270,377                 270,605
  4.76%; 01/25/34 /2/                                        200,000                 201,253
 Residential Asset Securities
  2.45%; 02/25/25                                            150,523                 149,772
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
HOME EQUITY-SEQUENTIAL (CONTINUED)
 Residential Asset Securities (continued)
                                                         $                      $
  4.20%; 07/25/35 /2/                                        525,000                 524,966
  4.31%; 07/25/35 /2/                                        250,000                 249,989
  4.48%; 10/25/33 /2/                                        275,000                 275,679
  5.19%; 03/25/35 /2/                                         75,000                  75,116
  5.84%; 04/25/32 /2/                                         22,324                  22,384
                                                                                   2,535,037
INDUSTRIAL GASES (0.02%)
 Praxair
  6.38%; 04/01/12                                             25,000                  26,795
INSURANCE BROKERS (0.01%)
 Marsh & McLennan
  3.63%; 02/15/08                                             10,000                   9,659
INVESTMENT COMPANIES (0.13%)
 Canadian Oil Sands
  4.80%; 08/10/09 /1/                                        150,000                 147,421
LIFE & HEALTH INSURANCE (0.32%)
 Hartford Life Global Funding Trusts
  4.04%; 09/15/09 /2/                                        300,000                 300,450
 Lincoln National
  5.25%; 06/15/07                                             20,000                  20,101
 Torchmark
  6.25%; 12/15/06                                             35,000                  35,389
                                                                                     355,940
LINEN SUPPLY & RELATED ITEMS (0.01%)
 Cintas
  5.13%; 06/01/07                                             10,000                  10,042
MEDICAL INSTRUMENTS (0.13%)
 Medtronic
  4.75%; 09/15/15 /1/                                        150,000                 144,720
MEDICAL LABORATORY & TESTING SERVICE (0.09%)
 Quest Diagnostics
  5.45%; 11/01/15 /1/ /5/                                    100,000                  99,695
MEDICAL-DRUGS (0.09%)
 Eli Lilly
  6.00%; 03/15/12                                             25,000                  26,400
 Schering-Plough
  5.55%; 12/01/13 /2/                                         70,000                  70,864
                                                                                      97,264
MEDICAL-HMO (0.02%)
 Anthem
  6.80%; 08/01/12                                             15,000                  16,329
METAL-ALUMINUM (0.03%)
 Alcoa
  7.38%; 08/01/10                                             30,000                  32,920
METAL-DIVERSIFIED (0.02%)
 Falconbridge
  5.38%; 06/01/15                                             15,000                  14,314
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
METAL-DIVERSIFIED (CONTINUED)
 Falconbridge (continued)
                                                         $                      $
  7.35%; 06/05/12                                             10,000                  10,833
                                                                                      25,147
MISCELLANEOUS INVESTING (0.47%)
 Camden Property Trust
  5.88%; 06/01/07                                             15,000                  15,162
 CenterPoint Properties Trust
  4.75%; 08/01/10                                             15,000                  14,586
 Duke Realty
  4.63%; 05/15/13                                             10,000                   9,446
 iStar Financial
  4.25%; 03/03/08 /2/                                        125,000                 124,781
  5.08%; 03/12/07 /2/                                        150,000                 151,705
  5.15%; 03/01/12                                            140,000                 134,200
 Simon Property Group
  3.75%; 01/30/09                                             15,000                  14,399
  5.38%; 08/28/08                                             10,000                  10,090
 United Dominion Realty Trust
  6.50%; 06/15/09                                             40,000                  41,638
                                                                                     516,007
MONEY CENTER BANKS (0.02%)
 Bank of America
  3.88%; 01/15/08                                              5,000                   4,906
 Bank of New York
  4.14%; 08/02/07                                             15,000                  14,847
                                                                                      19,753
MORTGAGE BACKED SECURITIES (15.22%)
 Banc of America Commercial Mortgage
  4.67%; 07/10/43                                            265,000                 252,812
  4.86%; 07/10/43                                            265,000                 256,451
  5.12%; 07/11/43                                            250,000                 249,082
  7.33%; 11/15/31                                            150,000                 161,403
 Bear Stearns Adjustable Rate Mortgage Trust
  3.51%; 06/25/34 /2/                                         75,000                  72,240
  5.17%; 08/25/35                                            748,745                 747,676
 Bear Stearns Commercial Mortgage Securities
  0.58%; 05/11/39 /1/ /2/                                  3,683,809                  85,811
  3.97%; 11/11/35                                             91,735                  89,286
  4.29%; 06/15/17 /1/ /2/                                    300,000                 300,273
 Bella Vista Mortgage Trust
  4.25%; 05/20/45 /2/                                        229,417                 229,545
  4.30%; 01/22/45 /2/                                        255,800                 255,452
 Carrington Mortgage Loan Trust
  4.19%; 09/25/35 /2/                                        309,219                 309,208
  4.30%; 01/25/35 /2/                                        150,000                 150,168
  4.37%; 11/03/35 /2/ /3/ /4/                                550,000                 550,000
 Citigroup Mortgage Loan Trust
  4.14%; 07/25/35 /2/                                        242,947                 242,917
 Countrywide Alternative Loan Trust
  4.26%; 05/25/35 /2/                                        272,980                 272,519
  4.29%; 05/25/34 /2/                                        175,000                 174,813
  4.33%; 07/20/35 /2/ /4/                                    240,043                 242,031
  5.00%; 10/25/18                                            180,584                 177,408
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 CS First Boston Mortgage Securities
                                                         $                      $
  0.07%; 11/15/37 /1/ /2/                                  2,035,860                  43,199
  0.52%; 05/15/36 /1/ /2/                                  1,171,647                  20,341
  0.64%; 07/15/36 /1/ /2/                                  1,249,673                  33,594
  1.43%; 03/15/36 /1/ /2/                                  1,318,897                  51,639
  7.67%; 09/15/41 /2/                                         40,000                  43,525
 First Union National Bank Commercial Mortgage
  5.59%; 02/12/34                                             74,174                  75,336
  6.14%; 02/12/34                                            150,000                 157,352
  7.84%; 05/17/32                                            215,000                 236,580
  8.09%; 05/17/32                                             65,000                  72,177
 General Electric Capital Commercial Mortgage
  0.67%; 03/10/40 /1/ /2/                                  1,767,226                  43,636
  4.97%; 08/11/36                                             75,000                  74,704
  4.98%; 05/10/43 /2/                                        465,000                 454,094
 GMAC Commercial Mortgage Securities
  0.93%; 03/10/38 /1/ /2/                                  1,289,122                  44,013
  6.96%; 09/15/35                                            150,000                 161,386
 GMAC Mortgage Corporation Loan Trust
  4.10%; 08/25/35 /2/                                        425,000                 425,098
  4.22%; 08/25/35 /2/                                        300,000                 299,380
 Greenpoint Mortgage Funding Trust
  4.34%; 06/25/45 /2/                                        243,080                 242,530
 Greenwich Capital Commercial Funding
  0.39%; 06/10/36 /1/ /2/                                 10,202,000                 143,328
 IMPAC Commercial Mortgage Trust
  4.34%; 08/25/35 /2/                                        216,487                 216,393
  4.35%; 04/25/35 /2/                                        182,465                 182,432
  4.42%; 12/25/33 /2/                                         83,350                  83,451
  4.42%; 01/25/35 /2/                                        269,218                 269,641
  4.47%; 04/25/35 /2/                                        148,683                 148,857
  4.51%; 10/25/33 /2/                                        144,490                 144,631
  4.54%; 10/25/33 /2/                                        161,301                 161,543
 IMPAC Secured Assets Commercial Mortgage Owner
  Trust
  4.31%; 12/25/31 /2/                                        550,000                 549,447
 Indymac Index Mortgage Loan Trust
  4.27%; 04/25/35 /2/                                        163,802                 163,502
  4.34%; 04/25/34 /2/                                        339,002                 338,375
  4.34%; 08/25/35 /2/                                        393,043                 392,173
  4.37%; 04/25/35 /2/                                        161,359                 161,047
 IXIS Real Estate Capital Trust
  4.28%; 12/25/35 /2/                                        260,000                 259,990
 JP Morgan Chase Commercial Mortgage Securities
  0.04%; 01/15/42 /1/ /2/                                  1,980,929                  35,599
  1.16%; 01/12/39 /1/ /2/                                  1,139,168                  48,809
  4.55%; 05/12/34                                             49,334                  49,235
 JP Morgan Mortgage Trust
  4.97%; 10/31/35 /2/                                        400,000                 392,880
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 LB Commercial Conduit
  Mortgage Trust
                                                         $                      $
  7.33%; 10/15/32 /1/                                        150,000                 160,925
 LB-UBS Commercial Mortgage Trust
  0.19%; 03/15/36 /1/ /2/                                    710,529                  20,482
  0.72%; 08/15/36 /1/ /2/                                    973,250                  27,043
  1.20%; 03/15/36 /1/ /2/                                  2,458,413                 101,380
  4.90%; 06/15/26                                            125,000                 125,045
  5.59%; 06/15/31                                            110,000                 112,426
  6.06%; 06/15/20                                             61,366                  62,704
 Merrill Lynch Mortgage Investors
  4.16%; 08/25/35 /2/                                        322,365                 322,248
  4.60%; 01/25/35 /2/                                        165,000                 165,784
 Merrill Lynch Mortgage Trust
  0.57%; 02/12/42 /2/                                      2,686,123                  50,523
 Morgan Stanley Capital I
  1.05%; 01/13/41 /1/ /2/                                    804,509                  35,257
  4.19%; 05/24/43 /1/ /2/ /4/                                425,000                 425,000
  6.54%; 02/15/31                                            120,983                 125,313
  7.11%; 04/15/33                                            195,000                 207,733
 PNC Mortgage Acceptance
  7.11%; 12/10/32                                             10,660                  10,783
 Sequoia Mortgage Trust
  4.23%; 02/20/35 /2/                                        325,981                 325,825
 Structured Asset Mortgage Investments
  4.34%; 05/25/45 /2/                                        216,949                 217,101
  4.35%; 09/25/45 /2/                                        339,577                 340,040
 Thornburg Mortgage Securities Trust
  4.30%; 10/25/35 /2/                                        397,945                 388,957
 Wachovia Bank Commercial Mortgage Trust
  0.30%; 01/15/41 /1/ /2/                                    979,544                   9,863
  0.30%; 03/15/42 /1/ /2/                                  8,767,158                 126,703
  0.47%; 10/15/41 /1/ /2/                                  5,473,857                 113,145
  4.94%; 04/15/42                                            430,000                 418,352
 Washington Mutual
  3.81%; 06/25/34 /2/                                        125,000                 119,743
  3.97%; 03/25/33                                             46,148                  45,167
  4.27%; 04/25/45 /2/                                        116,761                 116,413
  4.30%; 07/25/44 /2/                                        177,008                 177,282
  4.31%; 04/25/45 /2/                                        116,761                 116,503
  4.35%; 01/25/45 /2/                                        221,862                 221,887
  4.41%; 07/25/45 /2/                                        287,807                 287,320
  4.57%; 01/25/45 /2/                                        224,913                 224,116
  4.68%; 05/25/35 /2/ /4/                                     75,000                  73,412
 Wells Fargo Mortgage Backed Securities Trust
  4.98%; 10/25/35 /4/                                        574,459                 569,791
                                                                                  16,883,278
MULTI-LINE INSURANCE (0.96%)
 AEGON
  4.75%; 06/01/13                                             10,000                   9,654
 American International Group
  4.25%; 05/15/13                                             15,000                  14,123
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
 CNA Financial
                                                         $                      $
  5.85%; 12/15/14                                            200,000                 195,320
 Hartford Financial Services Group
  4.70%; 09/01/07                                             15,000                  14,910
 MetLife
  5.25%; 12/01/06                                            225,000                 225,822
  6.50%; 12/15/32                                              5,000                   5,365
 Metropolitan Life Global Funding I
  4.04%; 03/17/09 /1/ /2/                                    250,000                 249,878
 Prudential Financial
  4.75%; 04/01/14                                            150,000                 144,839
 XL Capital
  5.25%; 09/15/14                                            210,000                 201,223
                                                                                   1,061,134
MULTIMEDIA (0.83%)
 AOL Time Warner
  6.13%; 04/15/06                                            225,000                 226,333
 News America
  4.75%; 03/15/10                                             10,000                   9,846
  5.30%; 12/15/14 /5/                                         55,000                  53,865
  6.20%; 12/15/34                                            105,000                 101,178
  6.63%; 01/09/08 /5/                                        150,000                 154,933
 Thomson
  4.75%; 05/28/10                                             15,000                  14,820
  5.75%; 02/01/08                                             15,000                  15,222
 Time Warner Entertainment
  8.38%; 03/15/23                                            240,000                 282,098
 Viacom
  6.40%; 01/30/06                                             50,000                  50,215
 Walt Disney
  7.00%; 03/01/32                                             10,000                  11,256
                                                                                     919,766
MUTUAL INSURANCE (0.04%)
 Liberty Mutual Group
  7.00%; 03/15/34 /1/                                         40,000                  39,462
NON-HAZARDOUS WASTE DISPOSAL (0.11%)
 Waste Management
  5.00%; 03/15/14                                             40,000                  38,775
  7.00%; 07/15/28                                             75,000                  82,637
                                                                                     121,412
OIL & GAS DRILLING (0.03%)
 Consolidated Natural Gas
  5.00%; 03/01/14                                             15,000                  14,543
 Transocean
  7.38%; 04/15/18                                             15,000                  17,505
                                                                                      32,048
OIL COMPANY-EXPLORATION & PRODUCTION (0.76%)
 Devon Financing
  7.88%; 09/30/31                                            115,000                 141,224
 Husky Energy
  6.15%; 06/15/19                                             55,000                  56,224
  6.25%; 06/15/12                                             40,000                  41,893
 Nexen
  5.05%; 11/20/13                                            240,000                 234,615
  7.88%; 03/15/32                                             20,000                  24,246
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
 Pemex Project Funding Master Trust
                                                         $                      $
  8.00%; 11/15/11                                            240,000                 268,320
 Talisman Energy
  5.13%; 05/15/15                                             80,000                  77,743
                                                                                     844,265
OIL COMPANY-INTEGRATED (0.34%)
 Conoco Funding
  6.35%; 10/15/11                                             40,000                  42,795
 Marathon Oil
  6.80%; 03/15/32                                             15,000                  16,836
 Occidental Petroleum
  4.00%; 11/30/07                                             20,000                  19,595
 Petro-Canada
  4.00%; 07/15/13                                             15,000                  13,771
  5.95%; 05/15/35                                             55,000                  53,692
 Petrobras International Finance
  9.75%; 07/06/11                                            150,000                 176,250
 Petronas Capital
  7.88%; 05/22/22 /1/                                         10,000                  12,146
 Phillips Petroleum
  8.75%; 05/25/10                                             25,000                  28,879
 Union Oil Company of California
  5.05%; 10/01/12                                             10,000                  10,028
                                                                                     373,992
OIL FIELD MACHINERY & EQUIPMENT (0.08%)
 Cooper Cameron
  2.65%; 04/15/07                                             90,000                  86,824
OIL REFINING & MARKETING (0.04%)
 Premcor Refining Group
  6.75%; 02/01/11                                             40,000                  42,300
OIL-FIELD SERVICES (0.01%)
 Halliburton
  5.50%; 10/15/10                                             15,000                  15,312
PAPER & RELATED PRODUCTS (0.04%)
 MeadWestvaco
  6.85%; 04/01/12                                             10,000                  10,548
 Nexfor
  7.25%; 07/01/12                                             35,000                  36,094
                                                                                      46,642
PHARMACY SERVICES (0.11%)
 Caremark Rx
  7.38%; 10/01/06                                            120,000                 122,339
PIPELINES (0.18%)
 Boardwalk Pipelines
  5.50%; 02/01/17 /5/                                         45,000                  44,037
 Buckeye Partners
  4.63%; 07/15/13                                             50,000                  47,225
 Enbridge Energy Partners
  4.00%; 01/15/09                                             35,000                  33,648
 Kinder Morgan Energy Partners
  6.75%; 03/15/11                                             30,000                  31,913
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PIPELINES (CONTINUED)
 National Fuel Gas
                                                         $                      $
  5.25%; 03/01/13                                             40,000                  39,551
                                                                                     196,374
POWER CONVERTER & SUPPLY EQUIPMENT (0.01%)
 Cooper Industries
  5.25%; 07/01/07                                             15,000                  15,078
PROPERTY & CASUALTY INSURANCE (0.85%)
 ACE
  6.00%; 04/01/07                                            140,000                 141,703
 Arch Capital Group
  7.35%; 05/01/34                                            210,000                 218,887
 Markel
  6.80%; 02/15/13                                            220,000                 229,459
 Progressive
  6.25%; 12/01/32                                              5,000                   5,255
 Safeco
  7.25%; 09/01/12                                              3,000                   3,322
 St. Paul
  5.75%; 03/15/07                                            155,000                 156,482
 Travelers Property Casualty
  3.75%; 03/15/08                                             10,000                   9,701
 W.R. Berkley
  5.13%; 09/30/10                                            145,000                 143,265
  5.88%; 02/15/13                                             35,000                  35,084
                                                                                     943,158
PUBLISHING-BOOKS (0.19%)
 Reed Elsevier Capital
  4.20%; 06/15/10 /2/                                        205,000                 205,448
REAL ESTATE OPERATOR & DEVELOPER (0.03%)
 EOP Operating
  7.00%; 07/15/11                                             35,000                  37,666
REGIONAL AUTHORITY (0.13%)
 Province of Nova Scotia
  5.75%; 02/27/12                                             25,000                  26,004
 Province of Ontario
  5.13%; 07/17/12                                             25,000                  25,590
 Province of Quebec
  7.13%; 02/09/24                                             75,000                  91,233
                                                                                     142,827
REGIONAL BANKS (0.70%)
 Bank One
  6.00%; 08/01/08                                             50,000                  51,411
 Fifth Third Bancorp
  3.38%; 08/15/08                                             10,000                   9,614
 KeyCorp
  4.39%; 07/23/07 /2/                                        150,000                 150,345
 Korea Development Bank
  3.88%; 03/02/09                                             15,000                  14,426
  4.25%; 11/13/07                                             10,000                   9,865
  4.57%; 10/20/09 /2/                                        110,000                 110,066
  7.25%; 05/15/06                                             15,000                  15,207
 PNC Funding
  5.75%; 08/01/06                                             95,000                  95,686
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
REGIONAL BANKS (CONTINUED)
 Wachovia
                                                         $                      $
  4.95%; 11/01/06                                             55,000                  55,053
  5.25%; 08/01/14                                             35,000                  34,900
  6.38%; 02/01/09                                            180,000                 187,309
 Wells Fargo
  3.12%; 08/15/08                                             30,000                  28,653
  3.50%; 04/04/08                                             10,000                   9,702
                                                                                     772,237
REINSURANCE (0.06%)
 Berkshire Hathaway Finance
  4.75%; 05/15/12                                             70,000                  68,608
RETAIL-DRUG STORE (0.01%)
 CVS
  3.88%; 11/01/07                                             15,000                  14,719
RETAIL-REGIONAL DEPARTMENT STORE (0.01%)
 Kohl's
  6.00%; 01/15/33                                             10,000                   9,536
RETAIL-RESTAURANTS (0.29%)
 McDonald's
  5.38%; 04/30/07                                             15,000                  15,124
 Yum! Brands
  7.70%; 07/01/12                                            160,000                 180,725
  8.50%; 04/15/06                                            125,000                 127,076
                                                                                     322,925
SAVINGS & LOANS-THRIFTS (0.35%)
 Washington Mutual
  5.50%; 01/15/13                                              5,000                   5,033
  6.88%; 06/15/11                                             75,000                  80,707
  4.45%; 01/15/10 /2/                                        300,000                 300,234
                                                                                     385,974
SOVEREIGN (0.40%)
 Chile Government
  4.63%; 01/28/08 /2/                                        175,000                 175,787
  5.50%; 01/15/13                                              5,000                   5,119
 Mexico Government
  8.00%; 09/24/22                                            100,000                 118,900
  8.30%; 08/15/31                                             45,000                  55,125
 Poland Government
  6.25%; 07/03/12                                             15,000                  16,050
 South Africa Government
  6.50%; 06/02/14                                             65,000                  69,469
                                                                                     440,450
SPECIAL PURPOSE ENTITY (1.31%)
 Fondo Latinoamericano de Reservas
  3.00%; 08/01/06 /1/                                        365,000                 360,389
 John Hancock Global Funding II
  4.22%; 04/03/09 /1/ /2/                                    300,000                 300,543
 MBIA Global Funding
  4.00%; 02/20/07 /1/ /2/                                    250,000                 249,932
 Premium Asset Trust- General Electric Capital
  Assurance
  4.00%; 08/12/07 /1/ /2/                                    150,000                 150,008
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
SPECIAL PURPOSE ENTITY (CONTINUED)
 Pricoa Global Funding I
                                                         $                      $
  4.10%; 12/22/06 /1/ /2/                                    325,000                 325,643
 Rio Tinto Finance
  2.63%; 09/30/08                                             15,000                  14,062
  5.75%; 07/03/06                                             50,000                  50,387
                                                                                   1,450,964
SUPRANATIONAL BANK (0.35%)
 Corp Andina de Fomento
  4.56%; 01/26/07 /2/                                        250,000                 250,097
  6.88%; 03/15/12                                             60,000                  64,847
 Inter-American Development Bank
  6.38%; 10/22/07 /5/                                         75,000                  77,518
                                                                                     392,462
TELECOMMUNICATION SERVICES (0.34%)
 PCCW Capital
  5.25%; 07/20/15 /1/                                        160,000                 150,809
 Verizon Global Funding
  4.90%; 09/15/15                                            110,000                 104,707
  5.85%; 09/15/35                                             50,000                  46,762
  6.75%; 12/01/05                                             10,000                  10,018
  6.88%; 06/15/12                                             15,000                  16,182
  7.25%; 12/01/10                                             45,000                  48,803
                                                                                     377,281
TELEPHONE-INTEGRATED (2.22%)
 BellSouth
  4.75%; 11/15/12                                             75,000                  72,436
  6.88%; 10/15/31                                             55,000                  58,465
 British Telecommunications
  7.88%; 12/15/05 /2/                                        460,000                 461,800
  8.38%; 12/15/10                                            465,000                 530,161
 France Telecom
  7.75%; 03/01/11 /2/                                        290,000                 323,014
 SBC Communications
  5.75%; 05/02/06                                             50,000                  50,263
 Sprint Capital
  6.90%; 05/01/19                                            135,000                 146,535
  7.13%; 01/30/06                                             50,000                  50,293
 Telecom Italia Capital
  4.00%; 11/15/08                                             15,000                  14,513
  4.00%; 01/15/10                                             50,000                  47,529
  4.48%; 02/01/11 /2/                                        120,000                 120,415
  5.25%; 10/01/15                                            105,000                 101,077
 Telefonica Europe
  7.75%; 09/15/10                                             70,000                  77,181
 Telefonos de Mexico
  4.50%; 11/19/08                                            100,000                  97,836
  8.25%; 01/26/06                                            125,000                 126,125
 Verizon
  6.50%; 09/15/11                                            175,000                 180,661
                                                                                   2,458,304
TELEVISION (0.18%)
 BSKYB Finance
  5.63%; 10/15/15 /1/                                        200,000                 196,945
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TEXTILE-HOME FURNISHINGS (0.03%)
 Mohawk Industries
                                                         $                      $
  6.50%; 04/15/07                                             30,000                  30,605
TOOLS-HAND HELD (0.01%)
 Stanley Works
  4.90%; 11/01/12                                             15,000                  14,782
TRANSPORT-RAIL (0.18%)
 Burlington Northern Santa Fe
  7.95%; 08/15/30                                             30,000                  38,373
 Canadian National Railway
  4.40%; 03/15/13                                             15,000                  14,309
 CSX
  4.88%; 11/01/09                                            100,000                  98,947
 Union Pacific
  4.70%; 01/02/24                                              9,966                   9,456
  6.63%; 02/01/29                                             35,000                  38,503
                                                                                     199,588
TRANSPORT-SERVICES (0.03%)
 FedEx
  3.50%; 04/01/09                                             40,000                  38,193
                                                        TOTAL BONDS               80,564,898

                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES (10.59%)
4.50%; 11/01/10                                              478,125                 470,775
4.50%; 10/01/11                                               27,569                  27,118
4.50%; 11/01/18                                              368,136                 356,700
4.50%; 11/01/20 /6/                                        1,900,000               1,837,657
5.00%; 12/01/17                                              149,804                 147,928
5.00%; 12/01/18                                              174,969                 172,725
5.00%; 11/01/20 /6/                                          405,000                 399,431
5.00%; 11/01/35 /6/                                        3,320,000               3,193,425
5.50%; 03/01/09                                               11,196                  11,258
5.50%; 05/01/33                                              156,142                 154,384
5.50%; 08/01/33                                              388,919                 384,541
5.50%; 10/01/33                                              152,654                 150,935
5.50%; 12/01/33                                              106,681                 105,480
5.50%; 01/01/34                                            1,185,028               1,170,668
5.50%; 09/01/34                                              255,576                 252,479
5.50%; 03/01/35                                              270,931                 267,528
5.50%; 11/01/35 /6/                                        1,910,000               1,884,931
6.00%; 09/01/16                                               16,825                  17,196
6.00%; 03/01/17                                               48,570                  49,635
6.00%; 04/01/17                                               70,991                  72,549
6.00%; 06/01/28                                               58,928                  59,685
6.50%; 12/01/15                                               15,456                  15,944
6.50%; 09/01/16                                               19,347                  19,953
6.50%; 03/01/17                                                9,254                   9,544
6.50%; 04/01/17                                               39,691                  40,933
6.50%; 03/01/29                                               68,032                  69,982
                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
                                                         $                      $
6.50%; 05/01/31                                               73,520                  75,518
6.50%; 10/01/31                                               24,578                  25,246
6.50%; 02/01/32                                               15,206                  15,619
6.50%; 05/01/32                                               94,969                  97,755
6.50%; 05/01/32                                                7,899                   8,109
6.50%; 09/01/32                                               48,627                  49,921
7.00%; 12/01/30                                               19,826                  20,698
7.00%; 01/01/32                                               26,942                  28,128
7.50%; 12/01/15                                               21,739                  22,925
7.50%; 10/01/30                                               31,158                  32,974
7.50%; 12/01/30                                                4,567                   4,830
7.50%; 04/01/32                                               10,682                  11,295
8.00%; 11/01/30                                                5,194                   5,533
                                           TOTAL FHLMC CERTIFICATES               11,741,935

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (17.14%)
4.25%; 06/01/34 /2/                                          120,887                 119,280
4.34%; 12/01/34 /2/                                          179,014                 176,643
4.39%; 07/01/34 /2/                                           70,011                  69,138
4.50%; 12/01/20 /6/                                        1,900,000               1,835,282
4.65%; 03/01/35 /2/                                          193,575                 191,012
5.00%; 09/01/17                                              481,327                 475,328
5.00%; 03/01/18                                              574,296                 566,920
5.00%; 11/01/20 /6/                                        1,010,000                 996,112
5.00%; 12/01/20 /6/                                        1,100,000               1,083,843
5.00%; 11/01/35 /6/                                        3,000,000               2,886,564
5.50%; 02/01/09                                               21,571                  21,685
5.50%; 06/01/09                                               37,992                  38,194
5.50%; 01/01/18                                              109,277                 110,072
5.50%; 11/01/20 /6/                                          730,000                 734,790
5.50%; 12/01/20 /6/                                        1,100,000               1,105,843
5.50%; 03/01/23                                              304,687                 302,874
5.50%; 07/01/23                                              457,713                 454,988
5.50%; 09/01/33                                              249,796                 246,827
5.50%; 06/01/34                                               41,895                  41,362
5.50%; 11/01/35 /6/                                        2,300,000               2,268,375
6.00%; 10/01/16                                               15,398                  15,755
6.00%; 09/01/31                                               69,216                  69,899
6.00%; 04/01/33                                              113,009                 114,035
6.00%; 10/01/33                                              116,886                 117,947
6.00%; 11/01/33                                              439,207                 443,196
6.00%; 12/01/33                                              417,640                 421,433
6.00%; 11/01/35 /6/                                        3,090,000               3,116,073
6.50%; 12/01/31                                               46,226                  47,541
6.50%; 11/01/35 /6/                                          880,000                 903,100
7.00%; 09/01/31                                               31,441                  32,892
                                            TOTAL FNMA CERTIFICATES               19,007,003


                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES (2.74%)
                                                         $                      $
5.50%; 11/01/35 /6/                                        2,000,000               1,996,876
6.00%; 07/15/32                                               28,405                  28,910
6.00%; 12/15/32                                               60,632                  61,709
6.00%; 12/15/33                                              821,944                 836,506
6.50%; 10/20/28                                               32,227                  33,314
6.50%; 02/20/32                                               18,399                  18,975
6.50%; 05/20/32                                                5,825                   6,008
7.00%; 07/15/31                                               34,420                  36,186
7.00%; 02/15/32                                                9,605                  10,097
8.00%; 08/20/29                                                5,743                   6,112
8.00%; 02/15/32                                                1,334                   1,426
                                            TOTAL GNMA CERTIFICATES                3,036,119

                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
TREASURY BONDS (22.80%)
 U.S. Treasury
  1.88%; 12/31/05 /5/                                      1,000,000                 996,523
  3.50%; 02/15/10 /5/                                      3,700,000               3,560,961
  3.63%; 07/15/09 /5/ /7/                                  2,775,000               2,697,602
  3.88%; 02/15/13 /5/                                        500,000                 479,981
  4.00%; 02/15/14 /7/                                        550,000                 528,537
  4.25%; 08/15/13 /5/                                        900,000                 882,598
  4.25%; 11/15/14 /5/                                        850,000                 829,248
  4.38%; 08/15/12 /5/                                      1,675,000               1,661,195
  4.75%; 05/15/14 /5/ /7/                                    750,000                 759,375
  4.88%; 02/15/12 /7/                                      1,600,000               1,631,813
  5.00%; 02/15/11 /5/ /7/                                  1,750,000               1,793,340
  5.38%; 02/15/31 /5/ /7/                                  2,025,000               2,208,516
  6.25%; 08/15/23 /7/                                      1,250,000               1,458,838
  7.25%; 05/15/16 /5/ /7/                                    875,000               1,061,895
  7.50%; 11/15/16 /7/                                      1,300,000               1,613,167
  8.13%; 08/15/19                                            550,000                 734,487
 U.S. Treasury Inflation-Indexed Obligations
  2.00%; 01/15/14 /7/                                        770,617                 772,754
  3.88%; 01/15/09                                            449,085                 480,626
  4.25%; 01/15/10                                            350,202                 386,029
 U.S. Treasury Strip
  0.00%; 11/15/18 /8/                                        825,000                 442,787
  0.00%; 08/15/25 /8/                                        820,000                 314,003
                                               TOTAL TREASURY BONDS               25,294,275


                                                          Principal
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.53%)
FINANCE-MORTGAGE LOAN/BANKER (0.81%)
 Investment in Joint Trading Account; Federal Home
  Loan Bank
                                                         $                      $
  3.72%; 11/01/05                                            901,000                 901,000
FINANCE-OTHER SERVICES (4.49%)
 Investment in Joint Trading Account; HSBC Funding
  4.04%; 11/01/05                                          4,982,892               4,982,892
MULTIMEDIA (0.23%)
 Cox Enterprises
  4.22%; 02/15/06                                            250,000                 250,000
                                             TOTAL COMMERCIAL PAPER                6,133,892




                                                          Maturity
                                                           Amount                   Value
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (11.40%)
  Morgan Stanley; 3.95%; dated 10/31/05 maturing
  11/01/05 (collateralized by U.S. Treasury                                     $
  Strips; $12,899,943; 02/15/26 - 02/15/27) /9/          $12,648,388              12,647,000
                                        TOTAL REPURCHASE AGREEMENTS               12,647,000
                                                                                ------------

                              TOTAL PORTFOLIO INVESTMENTS (142.84%)              158,425,122
OTHER ASSETS AND LIABILITIES, NET (-42.84%)                                      (47,512,235)
                                         TOTAL NET ASSETS (100.00%)             $110,912,887
                                                                                ---------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                    HIGH QUALITY INTERMEDIATE-TERM BOND FUND
                                OCTOBER 31, 2005


/1// /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid. At the end of the period, the value of these securities totaled $6,232,410 or 5.62% of net assets.
/2 /Variable rate.
/3 /Security purchased on a when-issued basis. See Notes to Financial
  Statements.
/4 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $4,435,451 or 4.00% of net assets.
/5 /Security or a portion of the security was on loan at the end of the period. /6 /Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements.
/7 /Security or a portion of the security was pledged as collateral for reverse repurchase agreements. At the end of the period, the value of these securities totaled $10,524,321 or 9.49% of net assets.
/8 /Non-income producing security.
/9 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $    621,997
Unrealized Depreciation                        (1,472,560)
                                             ------------
Net Unrealized Appreciation (Depreciation)       (850,563)
Cost for federal income tax purposes         $159,275,685


                      INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                              Value                     Percentage of
                                                                Total Value
------------------------------------------------------------------------------------
 Mortgage Securities               $ 51,621,617                      32.59%
 Financial                           33,739,886                      21.30
 Government                          32,152,762                      20.30
 Asset Backed
 Securities                          23,398,784                      14.77
 Communications                       6,190,574                       3.91
 Utilities                            3,634,363                       2.29
 Consumer,
 Non-cyclical                         2,314,450                       1.46
 Consumer, Cyclical                   1,821,737                       1.15
 Energy                               1,684,969                       1.06
 Industrial                           1,114,161                       0.70
 Basic Materials                        679,108                       0.43
 Technology                              72,711                       0.05
 Swap Agreements                        (32,209)                     (0.01)
                TOTAL              $158,392,913                     100.00%
                                 -------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

                                                       Notional    Unrealized
                    Description                         Amount     Gain (Loss)
-------------------------------------------------------------------------------
SWAP AGREEMENTS
TOTAL RETURN SWAPS
Receive a monthly return equal to the Lehman ERISA    $3,000,000    $(32,209)
Eligible CMBS Index and pay monthly a floating rate
based on 1-month LIBOR less 25 basis points with
Morgan Stanley. Expires November 2005.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                                HIGH YIELD FUND
                                OCTOBER 31, 2005

                                                         Principal
                                                          Amount                     Value
----------------------------------------------------------------------------------------------------
BONDS (93.63%)
ADVERTISING AGENCIES (0.99%)
 Interpublic Group
                                                     $                            $
  6.25%; 11/15/14                                              800,000                707,000
ADVERTISING SERVICES (1.09%)
 Advanstar Communications
  10.75%; 08/15/10                                             700,000                775,250
AEROSPACE & DEFENSE EQUIPMENT (0.97%)
 GenCorp
  9.50%; 08/15/13                                              346,000                378,005
 TransDigm
  8.38%; 07/15/11                                              300,000                312,000
                                                                                      690,005
APPAREL MANUFACTURERS (0.66%)
 Phillips-Van Heusen
  7.75%; 11/15/23                                              350,000                365,750
  8.13%; 05/01/13                                              100,000                104,750
                                                                                      470,500
AUTO-CARS & LIGHT TRUCKS (0.40%)
 General Motors
  7.70%; 04/15/16                                              400,000                283,000
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.44%)
 Navistar International
  6.25%; 03/01/12                                              350,000                314,125
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (2.10%)
 ArvinMeritor
  8.75%; 03/01/12                                              400,000                375,000
 Stanadyne
  10.00%; 08/15/14                                             225,000                219,375
 Tenneco Automotive
  8.63%; 11/15/14                                              500,000                477,500
 TRW Automotive
  9.38%; 02/15/13                                              396,000                425,700
                                                                                    1,497,575
BEVERAGES-NON-ALCOHOLIC (0.57%)
 Cott Beverages
  8.00%; 12/15/11                                              400,000                409,000
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (1.02%)
 Associated Materials
  0.00%; 03/01/14 /1/ /2/                                      375,000                176,250
 Interline Brands
  11.50%; 05/15/11                                             500,000                555,000
                                                                                      731,250
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.46%)
 Dycom Industries
  8.13%; 10/15/15 /3/                                          325,000                325,813
BUILDING PRODUCTS-DOORS & WINDOWS (0.48%)
 ACIH
  0.00%; 12/15/12 /1/ /2/ /3/                                  500,000                340,000
BUILDING PRODUCTS-WOOD (0.76%)
 Ainsworth Lumber
  7.25%; 10/01/12                                              600,000                541,500
                                                         Principal
                                                          Amount                     Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
BUILDING-RESIDENTIAL & COMMERCIAL (1.79%)
 KB Home
                                                     $                            $
  7.75%; 02/01/10                                              235,000                240,570
  9.50%; 02/15/11                                              410,000                432,444
 Meritage Homes
  6.25%; 03/15/15                                              125,000                108,750
 Technical Olympic USA
  9.00%; 07/01/10                                              500,000                497,500
                                                                                    1,279,264
CABLE TV (5.03%)
 CCH I
  11.00%; 10/01/15 /3/                                         129,000                116,745
 Charter Communications Holdings II
  10.25%; 09/15/10                                             550,000                551,375
 CSC Holdings
  7.25%; 07/15/08                                              350,000                353,500
 EchoStar DBS
  6.63%; 10/01/14                                            1,025,000                994,250
 IESY Repository
  10.38%; 02/15/15 /3/                                       1,000,000              1,037,500
 Kabel Deutschland
  10.63%; 07/01/14 /3/                                         500,000                538,125
                                                                                    3,591,495
CASINO HOTELS (1.60%)
 Chumash Casino & Resort Enterprise
  9.52%; 07/15/10 /3/                                          390,000                414,375
 MGM Mirage
  6.63%; 07/15/15 /3/                                          750,000                727,500
                                                                                    1,141,875
CELLULAR TELECOMMUNICATIONS (0.66%)
 Rural Cellular
  8.25%; 03/15/12                                              450,000                468,000
CHEMICALS-DIVERSIFIED (2.05%)
 Equistar Chemicals
  10.13%; 09/01/08                                             410,000                441,775
 Lyondell Chemical
  10.88%; 05/01/09                                             600,000                620,250
 NOVA Chemicals
  7.56%; 11/15/13 /2/ /3/                                      400,000                404,000
                                                                                    1,466,025
CHEMICALS-PLASTICS (0.70%)
 BCI U.S. Finance/Borden 2 Nova
  Scotia Finance
  9.65%; 07/15/10 /2/ /3/                                      500,000                501,250
CHEMICALS-SPECIALTY (4.28%)
 Compass Minerals Group
  10.00%; 08/15/11                                             500,000                538,750
 Hercules
  6.75%; 10/15/29                                              500,000                482,500
 Nalco
  8.88%; 11/15/13                                              300,000                306,375
 OM Group
  9.25%; 12/15/11                                              650,000                625,625
 Rhodia
  7.63%; 06/01/10                                              225,000                217,687
                                                         Principal
                                                          Amount                     Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
CHEMICALS-SPECIALTY (CONTINUED)
 Rhodia (continued)
  10.25%; 06/01/10                                   $         225,000            $   239,625
 Westlake Chemical
  8.75%; 07/15/11                                              600,000                642,000
                                                                                    3,052,562
COAL (0.77%)
 Alpha Natural Resources
  10.25%; 06/01/12                                             500,000                550,000
COMMERCIAL SERVICE-FINANCE (0.92%)
 Cardtronics
  9.25%; 08/15/13 /3/                                          650,000                656,500
COMMERCIAL SERVICES (0.31%)
 Quintiles Transnational
  10.00%; 10/01/13                                             200,000                220,750
COMPUTER SERVICES (0.63%)
 Sungard Data Systems
  10.25%; 08/15/15 /3/                                         450,000                446,063
CONSUMER PRODUCTS-MISCELLANEOUS (0.15%)
 Visant Holding
  0.00%; 12/01/13 /1/ /2/                                      150,000                108,375
CONTAINERS-METAL & GLASS (2.10%)
 Crown European Holdings
  9.50%; 03/01/11                                              450,000                495,000
 Owens Brockway Glass Container
  8.25%; 05/15/13                                              250,000                255,000
  8.75%; 11/15/12                                              700,000                750,750
                                                                                    1,500,750
CONTAINERS-PAPER & PLASTIC (0.93%)
 Intertape Polymer Group
  8.50%; 08/01/14                                              250,000                240,029
 Jefferson Smurfit
  8.25%; 10/01/12                                              450,000                424,125
                                                                                      664,154
DIALYSIS CENTERS (0.42%)
 DaVita
  7.25%; 03/15/15                                              300,000                303,000
DIVERSIFIED MANUFACTURING OPERATIONS (0.86%)
 Invensys
  9.88%; 03/15/11 /3/                                          525,000                504,000
 J.B. Poindexter
  8.75%; 03/15/14                                              125,000                110,625
                                                                                      614,625
DIVERSIFIED OPERATIONS (0.67%)
 Noble Group
  6.63%; 03/17/15 /3/                                          525,000                475,426
E-COMMERCE-PRODUCTS (0.45%)
 FTD
  7.75%; 02/15/14                                              326,000                322,740
                                                         Principal
                                                          Amount                     Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
ELECTRONIC COMPONENTS-MISCELLANEOUS (2.22%)
 Celestica
  7.63%; 07/01/13                                    $         300,000            $   291,750
  7.88%; 07/01/11                                              150,000                148,500
 Communications & Power Industries
  8.00%; 02/01/12                                              500,000                508,750
 Flextronics International
  6.25%; 11/15/14                                              500,000                485,000
  6.50%; 05/15/13                                              150,000                150,375
                                                                                    1,584,375
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.43%)
 Amkor Technology
  9.25%; 02/15/08                                              325,000                310,375
FILTRATION & SEPARATION PRODUCTS (0.40%)
 Polypore
  8.75%; 05/15/12                                              325,000                286,000
FINANCE-AUTO LOANS (0.82%)
 General Motors Acceptance
  6.88%; 09/15/11                                              600,000                581,771
FINANCE-INVESTMENT BANKER & BROKER (0.62%)
 E*Trade Financial
  7.38%; 09/15/13 /3/                                          450,000                443,250
FINANCE-OTHER SERVICES (1.46%)
 American Real Estate Partners/American Real
  Estate Finance
  7.13%; 02/15/13 /3/                                          750,000                729,375
 Athena Neurosciences Finance
  7.25%; 02/21/08                                              325,000                313,625
                                                                                    1,043,000
FUNERAL SERVICE & RELATED ITEMS (0.42%)
 Service Corp. International
  7.00%; 06/15/17 /3/                                          300,000                297,750
GAS-DISTRIBUTION (0.46%)
 Colorado Interstate Gas
  6.80%; 11/15/15 3 /3/ /4/ /5/                                325,000                326,625
HOTELS & MOTELS (0.35%)
 HMH Properties
  7.88%; 08/01/08                                              250,000                252,813
INDEPENDENT POWER PRODUCER (0.67%)
 Reliant Energy
  6.75%; 12/15/14                                              225,000                209,250
  9.50%; 07/15/13                                              250,000                266,250
                                                                                      475,500
INDUSTRIAL AUTOMATION & ROBOTS (0.56%)
 UNOVA
  7.00%; 03/15/08                                              400,000                398,000
MACHINERY-CONSTRUCTION & MINING (0.77%)
 Terex
  7.38%; 01/15/14                                              550,000                547,250
                                                         Principal
                                                          Amount                     Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MACHINERY-FARM (0.74%)
 Case New Holland
  9.25%; 08/01/11                                    $         500,000            $   526,250
MACHINERY-MATERIAL HANDLING (0.97%)
 Columbus McKinnon
  8.88%; 11/01/13 /3/                                          275,000                276,375
  10.00%; 08/01/10                                             375,000                412,500
                                                                                      688,875
MEDICAL INFORMATION SYSTEM (0.48%)
 NDCHealth
  10.50%; 12/01/12                                             300,000                341,625
MEDICAL PRODUCTS (0.41%)
 Medical Device Manufacturing
  10.00%; 07/15/12                                             250,000                292,500
MEDICAL-DRUGS (0.72%)
 Biovail
  7.88%; 04/01/10                                              500,000                515,625
MEDICAL-GENERIC DRUGS (0.79%)
 Alpharma
  8.63%; 05/01/11                                              525,000                561,750
MEDICAL-HMO (0.68%)
 Pacificare Health Systems
  10.75%; 06/01/09                                             450,000                484,875
MEDICAL-HOSPITALS (1.96%)
 HCA
  6.30%; 10/01/12                                              750,000                738,065
  7.58%; 09/15/25                                              125,000                122,166
 United Surgical Partners International
  10.00%; 12/15/11                                             500,000                540,000
                                                                                    1,400,231
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.71%)
 Select Medical
  7.63%; 02/01/15                                              550,000                510,125
METAL PROCESSORS & FABRICATION (0.40%)
 Trimas
  9.88%; 06/15/12                                              250,000                202,500
 Wolverine Tube
  7.38%; 08/01/08 /3/                                          100,000                 86,000
                                                                                      288,500
METAL-DIVERSIFIED (0.98%)
 Earle M. Jorgensen
  9.75%; 06/01/12                                              425,000                454,750
 Freeport-McMoRan Copper & Gold
  6.88%; 02/01/14                                              250,000                246,250
                                                                                      701,000
MISCELLANEOUS INVESTING (0.67%)
 Thornburg Mortgage
  8.00%; 05/15/13                                              490,000                476,525
MISCELLANEOUS MANUFACTURERS (1.35%)
 Day International Group
  9.50%; 03/15/08                                              500,000                500,000
                                                         Principal
                                                          Amount                     Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MISCELLANEOUS MANUFACTURERS (CONTINUED)
 Samsonite
                                                     $                            $
  8.88%; 06/01/11                                              450,000                463,500
                                                                                      963,500
MUSIC (0.67%)
 WMG Holdings
  0.00%; 12/15/14                                              700,000                481,250
NON-HAZARDOUS WASTE DISPOSAL (1.85%)
 Allied Waste North America
  8.50%; 12/01/08                                              700,000                728,000
 Casella Waste Systems
  9.75%; 02/01/13                                              550,000                590,562
                                                                                    1,318,562
OIL COMPANY-EXPLORATION & PRODUCTION (3.25%)
 Chesapeake Energy
  6.63%; 01/15/16                                              250,000                249,375
 Paramount Resources
  8.50%; 01/31/13                                              400,000                410,000
 PetroQuest Energy
  10.38%; 05/15/12                                             375,000                396,562
 Plains Exploration & Production
  8.75%; 07/01/12                                              400,000                427,000
 Pogo Producing
  6.88%; 10/01/17 /3/                                          400,000                396,000
 Swift Energy
  9.38%; 05/01/12                                              412,000                440,840
                                                                                    2,319,777
OIL REFINING & MARKETING (1.47%)
 CITGO Petroleum
  6.00%; 10/15/11                                              500,000                525,000
 Tesoro
  9.63%; 11/01/08                                              500,000                526,250
                                                                                    1,051,250
OIL-FIELD SERVICES (0.88%)
 Key Energy Services
  8.38%; 03/01/08                                              600,000                625,500
PAPER & RELATED PRODUCTS (0.81%)
 Abitibi-Consolidated
  8.38%; 04/01/15                                              500,000                460,000
 Neenah Paper
  7.38%; 11/15/14                                              125,000                116,250
                                                                                      576,250
PHYSICIAN PRACTICE MANAGEMENT (1.22%)
 US Oncology
  9.00%; 08/15/12                                              250,000                263,750
  10.75%; 08/15/14                                             550,000                606,375
                                                                                      870,125
PIPELINES (1.27%)
 El Paso
  7.63%; 08/16/07                                              600,000                609,000
 Williams
  6.38%; 10/01/10 /3/                                          300,000                297,000
                                                                                      906,000
                                                         Principal
                                                          Amount                     Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
PRINTING-COMMERCIAL (0.73%)
 Sheridan Group
                                                     $                            $
  10.25%; 08/15/11                                             500,000                520,000
PRIVATE CORRECTIONS (1.11%)
 Corrections Corporation of America
  6.25%; 03/15/13                                              250,000                245,937
  7.50%; 05/01/11                                              525,000                542,719
                                                                                      788,656
PUBLISHING-NEWSPAPERS (0.55%)
 Block Communications
  9.25%; 04/15/09                                              375,000                395,625
PUBLISHING-PERIODICALS (1.10%)
 American Media Operation
  10.25%; 05/01/09                                             275,000                261,250
 Dex Media
  0.00%; 11/15/13 /1/ /2/                                      200,000                155,000
 Dex Media West
  8.50%; 08/15/10                                              250,000                261,875
  9.88%; 08/15/13                                              100,000                110,250
                                                                                      788,375
RADIO (0.70%)
 EMMIS Communications
  9.74%; 06/15/12 /2/                                          500,000                501,250
RECREATIONAL CENTERS (0.52%)
 AMF Bowling Worldwide
  10.00%; 03/01/10                                             375,000                374,063
RENTAL-AUTO & EQUIPMENT (1.23%)
 NationsRent
  9.50%; 05/01/15                                              430,000                446,125
 United Rentals
  6.50%; 02/15/12                                              450,000                431,438
                                                                                      877,563
RESORTS & THEME PARKS (0.29%)
 Intrawest
  7.50%; 10/15/13                                              200,000                203,500
RETAIL-APPAREL & SHOE (0.76%)
 Foot Locker
  8.50%; 01/15/22                                              500,000                540,625
RETAIL-AUTO PARTS (1.69%)
 CSK Auto
  7.00%; 01/15/14                                              500,000                467,500
 PEP Boys-Manny, Moe & Jack
  6.92%; 07/07/06                                              500,000                502,250
  7.50%; 12/15/14                                              250,000                233,750
                                                                                    1,203,500
RETAIL-AUTOMOBILE (1.49%)
 Asbury Automotive Group
  8.00%; 03/15/14                                              500,000                460,000
 Group 1 Automotive
  8.25%; 08/15/13                                              625,000                601,562
                                                                                    1,061,562
                                                         Principal
                                                          Amount                     Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RETAIL-DISCOUNT (0.78%)
 Dollar General
                                                     $                            $
  8.63%; 06/15/10                                              500,000                557,500
RETAIL-DRUG STORE (0.37%)
 Rite Aid
  9.50%; 02/15/11                                              250,000                262,500
RETAIL-PROPANE DISTRIBUTION (0.85%)
 AmeriGas Partners
  7.25%; 05/20/15 /3/                                          275,000                284,625
 Suburban Propane Partners/Suburban Energy
  Finance
  6.88%; 12/15/13                                              350,000                322,000
                                                                                      606,625
RETAIL-RESTAURANTS (0.26%)
 Landry's Restaurants
  7.50%; 12/15/14                                              200,000                184,000
RETAIL-VIDEO RENTAL (0.39%)
 Movie Gallery
  11.00%; 05/01/12                                             350,000                280,000
RUBBER-TIRES (0.62%)
 Goodyear Tire & Rubber
  12.75%; 03/01/11 /2/ /3/                                     400,000                442,000
SATELLITE TELECOM (1.04%)
 Intelsat
  5.25%; 11/01/08                                              250,000                228,750
  7.63%; 04/15/12                                              325,000                261,625
 Intelsat Bermuda
  8.25%; 01/15/13 /3/                                          250,000                249,375
                                                                                      739,750
SCHOOLS (0.52%)
 Knowledge Learning
  7.75%; 02/01/15 /3/                                          400,000                372,000
SEMICONDUCTOR EQUIPMENT (0.65%)
 MagnaChip Semiconductor
  6.88%; 12/15/11                                              250,000                235,000
  8.00%; 12/15/14                                              250,000                228,750
                                                                                      463,750
SPECIAL PURPOSE ENTITY (2.18%)
 Altra Industrial Motion
  9.00%; 12/01/11 /3/                                          400,000                388,000
 Borden US Finance/Nova Scotia Finance
  8.90%; 07/15/10 /2/ /3/                                      100,000                 99,250
 Crystal US Holdings
  0.00%; 10/01/14 /1/ /2/                                      300,000                207,750
 Da-Lite Screen
  9.50%; 05/15/11                                              350,000                369,250
 Jostens
  7.63%; 10/01/12                                              500,000                492,500
                                                                                    1,556,750
SPECIFIED PURPOSE ACQUISITION (1.14%)
 Nell
  8.38%; 08/15/15 /3/                                          850,000                816,000
                                                         Principal
                                                          Amount                     Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.22%)
 Corning
                                                     $                            $
  8.30%; 04/04/25                                              150,000                155,768
TELECOMMUNICATION SERVICES (1.11%)
 Insight Midwest/Insight Capital
  9.75%; 10/01/09                                              500,000                515,000
 Qwest
  8.88%; 03/15/12 /2/                                          250,000                274,375
                                                                                      789,375
TELEPHONE-INTEGRATED (1.54%)
 MCI
  7.69%; 05/01/09 /2/                                          750,000                777,187
 Northwestern Bell Telephone
  6.25%; 01/01/07                                              315,000                318,150
                                                                                    1,095,337
TELEVISION (1.04%)
 Allbritton Communications
  7.75%; 12/15/12                                              750,000                740,625
THEATERS (0.74%)
 Cinemark USA
  9.00%; 02/01/13                                              295,000                304,588
 Loews Cineplex Entertainment
  9.00%; 08/01/14                                              230,000                221,375
                                                                                      525,963
TOBACCO (0.96%)
 R.J. Reynolds Tobacco Holdings
  6.50%; 07/15/10 /3/                                          700,000                687,750
TRANSPORT-RAIL (0.32%)
 Progress Rail Services/Progress Metal
  Reclamation
  7.75%; 04/01/12 /3/                                          225,000                230,063
TRANSPORT-SERVICES (0.70%)
 CHC Helicopter
  7.38%; 05/01/14 /3/                                          500,000                501,250
VENTURE CAPITAL (0.70%)
 Arch Western Finance
  6.75%; 07/01/13                                              500,000                502,500
VITAMINS & NUTRITION PRODUCTS (1.06%)
 NBTY
  7.13%; 10/01/15 /3/                                          500,000                487,500
 WH Holdings/WH Capital
  9.50%; 04/01/11                                              250,000                271,250
                                                                                      758,750
                                                         Principal
                                                          Amount                     Value
----------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
WIRE & CABLE PRODUCTS (0.55%)
 Superior Essex Communications
                                                     $                            $
  9.00%; 04/15/12                                              400,000                394,000
                                                          TOTAL BONDS              66,811,651
                                                                                  -----------

                                 TOTAL PORTFOLIO INVESTMENTS (93.63%)              66,811,651
OTHER ASSETS AND LIABILITIES, NET (6.37%)                                           4,542,875
                                           TOTAL NET ASSETS (100.00%)             $71,354,526
                                                                                  -------------

                            SCHEDULE OF INVESTMENTS
                                HIGH YIELD FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Variable rate.
/3 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid. At the end of the period, the value of these securities totaled $13,897,485 or 19.48% of net assets.
/4 /Security purchased on a when-issued basis. See Notes to Financial
  Statements.
/5 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $326,625 or 0.46% of net assets.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $   430,706
Unrealized Depreciation                       (1,356,999)
                                             -----------
Net Unrealized Appreciation (Depreciation)      (926,293)
Cost for federal income tax purposes         $67,737,944


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                    Percentage of
                                                              Total Value
----------------------------------------------------------------------------------
 Industrial                        $13,134,721                     19.66%
 Consumer, Cyclical                 11,709,427                     17.53
 Communications                     11,070,590                     16.57
 Consumer,
 Non-cyclical                       10,115,325                     15.14
 Basic Materials                     6,297,087                      9.42
 Energy                              5,452,528                      8.16
 Financial                           5,376,609                      8.05
 Technology                          1,561,813                      2.34
 Diversified                         1,291,426                      1.93
 Utilities                             802,125                      1.20
                TOTAL              $66,811,651                    100.00%
                                 -----------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           INTERNATIONAL GROWTH FUND
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (98.79%)
AEROSPACE & DEFENSE (0.48%)
                                                                                $
 Rolls-Royce Group                                           540,000               3,489,175
AEROSPACE & DEFENSE EQUIPMENT (0.41%)
 Zodiac                                                       55,000               2,996,047
APPLICATIONS SOFTWARE (0.44%)
 Sage Group                                                  845,400               3,210,152
ATHLETIC FOOTWEAR (0.56%)
 Adidas-Salomon                                               24,150               4,048,141
AUTO-CARS & LIGHT TRUCKS (2.17%)
 Honda Motor                                                 100,700               5,484,627
 Toyota Motor                                                225,000              10,263,734
                                                                                  15,748,361
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.69%)
 DENSO                                                       160,000               4,522,142
 Keihin                                                      117,500               2,599,223
 NGK Spark Plug                                              160,000               2,555,217
 Nippon Seiki                                                149,000               2,557,467
                                                                                  12,234,049
BEVERAGES-WINE & SPIRITS (1.21%)
 Diageo                                                      300,000               4,434,491
 Pernod Ricard                                                25,000               4,368,787
                                                                                   8,803,278
BREWERY (1.11%)
 InBev                                                        87,000               3,475,207
 SABMiller                                                   241,400               4,559,716
                                                                                   8,034,923
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.33%)
 Fletcher Building                                           431,741               2,371,905
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.69%)
 Eiffage                                                      26,650               2,298,239
 Koninklijke BAM Groep                                        33,600               2,724,542
                                                                                   5,022,781
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.87%)
 Ciments Francais                                             23,500               2,658,492
 Rinker Group                                                324,000               3,645,672
                                                                                   6,304,164
BUILDING-HEAVY CONSTRUCTION (0.46%)
 Actividades de Construccion y Servicios                     116,450               3,326,545
BUILDING-RESIDENTIAL & COMMERCIAL (0.67%)
 Kaufman & Broad                                              31,000               2,302,072
 Persimmon                                                   168,000               2,565,101
                                                                                   4,867,173
CABLE TV (0.41%)
 Rogers Communications                                        75,000               2,962,994
CELLULAR TELECOMMUNICATIONS (1.91%)
 NTT DoCoMo                                                    3,690               6,339,934
 SK Telecom                                                   16,000               2,884,061
 Vodafone Group                                            1,769,861               4,652,664
                                                                                  13,876,659
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (2.68%)
                                                                                $
 BASF                                                         75,600               5,436,608
 DSM                                                          83,000               2,977,422
 K+S                                                          47,150               3,091,942
 Kaneka                                                      220,000               2,710,193
 Shin-Etsu Chemical                                          110,200               5,244,689
                                                                                  19,460,854
CHEMICALS-SPECIALTY (0.33%)
 Daicel Chemical Industries                                  368,000               2,374,194
CIRCUIT BOARDS (0.55%)
 IBIDEN                                                       99,300               3,992,303
COMMERCIAL BANKS (11.26%)
 Anglo Irish Bank                                            315,000               4,278,477
 Australia & New Zealand Banking Group                       273,900               4,819,373
 Banca Intesa                                                682,500               3,184,019
 Banco Santander Central Hispano                             520,000               6,626,901
 Bank Austria Creditanstalt                                   22,950               2,519,580
 Chiba Bank                                                  380,000               3,365,663
 Credit Suisse Group                                          57,600               2,540,717
 DnB                                                         287,700               2,943,189
 ForeningsSparbanken                                         102,500               2,529,148
 Fortis                                                      152,300               4,332,405
 Industrial Bank of Korea                                    195,000               2,324,553
 Jyske Bank /1/                                               63,000               3,159,833
 KBC Groupe                                                   46,200               3,762,846
 Mitsubishi UFJ Financial Group                                  880              10,961,728
 Mizuho Financial Group                                          945               6,267,257
 National Bank of Greece                                      57,650               2,245,512
 Royal Bank of Canada                                         73,500               5,192,451
 Societe Generale                                             41,000               4,677,506
 Sumitomo Mitsui Financial Group                                 300               2,757,614
 Sumitomo Trust & Banking                                    315,000               2,668,184
 Tokyo Star Bank /1/                                             150                 523,173
                                                                                  81,680,129
COMPUTER SERVICES (0.35%)
 Computershare                                               514,301               2,516,902
COMPUTERS-INTEGRATED SYSTEMS (0.30%)
 Otsuka                                                       24,500               2,151,024
COMPUTERS-PERIPHERAL EQUIPMENT (0.40%)
 Logitech International /1/                                   76,900               2,909,585
COSMETICS & TOILETRIES (0.29%)
 Aderans                                                      78,600               2,093,209
DISTRIBUTION-WHOLESALE (0.85%)
 Univar                                                       64,050               2,568,444
 Wolseley                                                    177,259               3,608,629
                                                                                   6,177,073
DIVERSIFIED FINANCIAL SERVICES (0.65%)
 Sampo Ojy                                                   134,500               2,062,044
 Woori Finance Holdings                                      170,000               2,623,053
                                                                                   4,685,097
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (0.81%)
                                                                                $
 Siemens                                                      38,034               2,821,686
 Smiths Group                                                189,000               3,056,374
                                                                                   5,878,060
DIVERSIFIED MINERALS (2.39%)
 Anglo American                                              170,000               5,028,767
 BHP Billiton                                                380,000               5,590,115
 BHP Billiton                                                434,794               6,740,765
                                                                                  17,359,647
ELECTRIC-DISTRIBUTION (0.85%)
 National Grid /1/                                           515,999               4,722,539
 Viridian Group                                              103,069               1,419,527
                                                                                   6,142,066
ELECTRIC-INTEGRATED (3.08%)
 E.ON                                                         77,700               7,034,786
 Fortum                                                      127,400               2,253,801
 Oesterreichische Elektrizitaetswirtschafts                    8,925               2,843,514
 RWE                                                          94,500               6,006,845
 Scottish & Southern Energy                                  240,700               4,180,047
                                                                                  22,318,993
ELECTRONIC COMPONENTS-MISCELLANEOUS (3.05%)
 Chemring Group                                              230,000               2,656,712
 Hoya                                                         39,200               1,367,226
 Hoya /1/ /2/                                                117,600               4,071,371
 Koninklijke Philips Electronics                             182,000               4,752,186
 Samsung Electronics                                          17,500               9,286,676
                                                                                  22,134,171
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.93%)
 Shinko Electric Industries                                   53,600               3,319,926
 Soitec                                                      125,000               1,869,984
 Thine Electronics                                               460               1,556,978
                                                                                   6,746,888
FINANCE-CONSUMER LOANS (0.46%)
 Aiful                                                        45,100               3,359,108
FINANCE-INVESTMENT BANKER & BROKER (0.66%)
 Macquarie Bank                                               98,700               4,769,003
FINANCE-LEASING COMPANY (0.51%)
 ORIX                                                         20,000               3,723,208
FINANCE-OTHER SERVICES (0.84%)
 Man Group                                                   147,000               4,004,904
 NETeller /1/                                                170,000               2,073,501
                                                                                   6,078,405
FINANCIAL GUARANTEE INSURANCE (0.28%)
 Euler Hermes                                                 24,350               2,070,727
FISHERIES (0.35%)
 Toyo Suisan Kaisha                                          146,000               2,521,026
FOOD-MISCELLANEOUS/DIVERSIFIED (1.60%)
 Nestle                                                       31,850               9,472,853
 Orkla                                                        61,500               2,157,081
                                                                                  11,629,934
FOOD-RETAIL (0.93%)
 Metro                                                        87,000               2,426,604
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-RETAIL (CONTINUED)
                                                                                $
 Woolworths                                                  357,000               4,355,740
                                                                                   6,782,344
HUMAN RESOURCES (0.36%)
 Michael Page International                                  645,000               2,640,448
IMPORT & EXPORT (0.51%)
 Mitsubishi                                                  190,700               3,686,053
INDUSTRIAL AUTOMATION & ROBOTS (0.27%)
 CKD                                                         230,000               1,977,836
INTERNET INCUBATORS (0.46%)
 SoftBank                                                     60,000               3,376,144
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.33%)
 Schroders                                                   160,000               2,431,624
LEISURE & RECREATION PRODUCTS (0.50%)
 SEGA SAMMY Holdings                                          50,900               1,819,028
 SEGA SAMMY Holdings /1/ /2/                                  50,900               1,832,147
                                                                                   3,651,175
MACHINERY-CONSTRUCTION & MINING (0.91%)
 Atlas Copco                                                 160,000               2,923,283
 Komatsu                                                     280,000               3,699,497
                                                                                   6,622,780
MACHINERY-FARM (0.46%)
 Kubota                                                      460,000               3,323,397
MACHINERY-GENERAL INDUSTRY (0.26%)
 Andritz                                                      21,000               1,906,576
MEDICAL PRODUCTS (1.44%)
 Cochlear                                                     78,600               2,230,412
 Gambro                                                      184,000               2,599,311
 Nobel Biocare Holding                                        12,390               2,852,550
 Phonak Holding                                               66,000               2,747,657
                                                                                  10,429,930
MEDICAL-DRUGS (10.18%)
 AstraZeneca                                                 219,703               9,851,612
 GlaxoSmithKline                                             468,238              12,184,848
 Merck                                                        37,500               3,098,275
 Novartis                                                    260,684              14,002,351
 Roche Holding                                                69,000              10,293,083
 Rohto Pharmaceutical                                        160,000               1,481,723
 Rohto Pharmaceutical /2/ /3/                                160,000               1,481,723
 Sanofi-Aventis                                              138,200              11,057,324
 Santen Pharmaceutical                                       108,700               2,768,743
 Takeda Chemical Industries                                  140,000               7,649,156
                                                                                  73,868,838
MEDICAL-HOSPITALS (0.35%)
 Capio /1/                                                   147,400               2,545,001
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.32%)
 Alliance Unichem                                            168,100               2,294,342
METAL-DIVERSIFIED (1.31%)
 Rio Tinto                                                   127,400               4,857,930
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
METAL-DIVERSIFIED (CONTINUED)
 Rio Tinto                                                   110,250            $  4,638,437
                                                                                   9,496,367
MONEY CENTER BANKS (1.10%)
 Banco Bilbao Vizcaya Argentaria                             455,000               8,016,589
MULTI-LINE INSURANCE (0.97%)
 ING Groep                                                   168,000               4,839,382
 Milano Assicurazioni                                        346,500               2,166,403
                                                                                   7,005,785
NON-HOTEL GAMBLING (0.26%)
 Paddy Power                                                 110,300               1,862,774
OFFICE AUTOMATION & EQUIPMENT (0.84%)
 Canon                                                       117,087               6,105,563
OIL COMPANY-EXPLORATION & PRODUCTION (2.58%)
 CNOOC                                                     4,905,000               3,195,192
 EnCana                                                      139,600               6,390,912
 Nexen                                                       109,200               4,499,275
 Talisman Energy                                             104,500               4,634,306
                                                                                  18,719,685
OIL COMPANY-INTEGRATED (9.73%)
 BP Amoco                                                  1,395,657              15,416,983
 ENI                                                         360,600               9,657,463
 OMV                                                          44,300               2,387,711
 Royal Dutch Shell-A shares                                  430,760              13,275,189
 Royal Dutch Shell-B Shares                                  367,131              11,971,451
 Total                                                        71,209              17,859,821
                                                                                  70,568,618
OIL REFINING & MARKETING (0.77%)
 Caltex Australia                                            162,750               2,470,884
 Neste Oil Oyj /1/                                           100,000               3,096,179
                                                                                   5,567,063
OIL-FIELD SERVICES (0.48%)
 Trican Well Service /1/                                      92,900               3,490,592
PROPERTY & CASUALTY INSURANCE (0.30%)
 Northbridge Financial                                        80,900               2,202,966
PUBLISHING-NEWSPAPERS (0.30%)
 Johnston Press                                              259,900               2,150,919
PUBLISHING-PERIODICALS (0.35%)
 Eniro                                                       235,000               2,567,290
REAL ESTATE OPERATOR & DEVELOPER (1.94%)
 Cheung Kong                                                 325,000               3,381,072
 China Overseas Land & Investment                          9,450,000               2,895,090
 Fadesa Inmobiliaria /1/                                      72,000               2,418,972
 Inmobiliaria Urbis                                          122,800               2,288,619
 Urban                                                        50,000               3,084,060
                                                                                  14,067,813
RETAIL-APPAREL & SHOE (1.63%)
 Hennes & Mauritz                                            136,500               4,430,789
 Inditex                                                     120,000               3,548,688
 SHIMAMURA                                                    30,000               3,834,887
                                                                                  11,814,364
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-BUILDING PRODUCTS (0.30%)
 RONA /1/                                                    115,300            $  2,144,616
RETAIL-CONSUMER ELECTRONICS (0.80%)
 Yamada Denki                                                 66,700               5,827,404
RETAIL-DRUG STORE (0.41%)
 Sundrug                                                      53,500               3,001,203
RETAIL-PUBS (0.76%)
 Enterprise Inns                                             210,000               2,899,680
 Punch Taverns                                               200,000               2,586,344
                                                                                   5,486,024
RUBBER-TIRES (0.87%)
 Bridgestone                                                 165,000               3,345,217
 Continental                                                  38,500               2,939,723
                                                                                   6,284,940
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.44%)
 CSR /1/                                                     250,000               3,186,461
SEMICONDUCTOR EQUIPMENT (0.45%)
 Tokyo Electron                                               65,000               3,244,276
SOAP & CLEANING PREPARATION (0.64%)
 Reckitt Benckiser                                           152,700               4,614,330
STEEL PIPE & TUBE (0.39%)
 Vallourec                                                     6,325               2,840,909
STEEL PRODUCERS (0.34%)
 IPSCO                                                        34,200               2,439,854
TELECOMMUNICATION SERVICES (0.39%)
 StarHub /1/                                               2,435,000               2,800,419
TELEPHONE-INTEGRATED (0.69%)
 KDDI                                                            875               4,991,195
TELEVISION (0.36%)
 Modern Times Group /1/                                       68,400               2,615,359
TOBACCO (1.80%)
 British American Tobacco                                    152,300               3,351,253
 Imperial Tobacco Group                                      160,848               4,615,670
 Japan Tobacco                                                   183               2,892,659
 Rothmans                                                    108,900               2,226,839
                                                                                  13,086,421
TRANSPORT-MARINE (0.42%)
 A.P. Moller - Maersk                                            335               3,027,100
TRANSPORT-RAIL (0.91%)
 Canadian National Railway                                    47,900               3,472,044
 Canadian Pacific Railway                                     76,600               3,152,838
                                                                                   6,624,882
TRANSPORT-SERVICES (0.20%)
 Arriva                                                      144,400               1,471,122
TRANSPORT-TRUCK (0.42%)
 DSV                                                          31,000               3,020,119
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
VENTURE CAPITAL (0.41%)
 3i Group                                                    225,000            $  3,015,189
WIRELESS EQUIPMENT (1.07%)
 Nokia                                                       199,100               3,309,987
WIRELESS EQUIPMENT (CONTINUED)
 Telefonaktiebolaget LM Ericsson                           1,365,000               4,456,499
                                                                                   7,766,486
                                                TOTAL COMMON STOCKS              716,729,138

                                                Principal

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.35%)
FINANCE-MORTGAGE LOAN/BANKER (1.35%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank
                                                           $                    $
  3.72%; 11/01/05                                          9,795,833               9,795,834
                                             TOTAL COMMERCIAL PAPER                9,795,834
                                                                                ------------

                              TOTAL PORTFOLIO INVESTMENTS (100.14%)              726,524,972
OTHER ASSETS AND LIABILITIES, NET (-0.14%)                                        (1,011,644)
                                         TOTAL NET ASSETS (100.00%)             $725,513,328
                                                                                ---------------






/1 /Non-income producing security.
/2// /Security purchased on a when-issued basis. See Notes to Financial
  Statements.
/3 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,481,723 or 0.20% of net assets.



UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 89,100,461
Unrealized Depreciation                        (7,038,438)
                                             ------------
Net Unrealized Appreciation (Depreciation)     82,062,023
Cost for federal income tax purposes         $644,462,949


                       INVESTMENTS BY COUNTRY (UNAUDITED)
                                                                 Percentage of
                                     Value
 Country                                                          Total Value

---------------------------------------------------------------------------------------

 Australia                          $ 36,187,188                        4.98%

 Austria                               9,657,381                        1.33

 Belgium                              11,570,458                        1.59

 Canada                               45,236,290                        6.23

 Denmark                               9,207,052                        1.27

 Finland                              10,722,010                        1.48

 France                               54,999,910                        7.57

 Germany                              34,478,007                        4.74

 Greece                                2,245,512                        0.31

 Hong Kong                             9,471,354                        1.30

 Ireland                               6,141,250                        0.84

 Italy                                15,007,885                        2.07

 Japan                               168,772,330                       23.23

 Korea                                17,118,343                        2.36

 Netherlands                          31,137,165                        4.29

 New Zealand                           2,371,904                        0.33

 Norway                                5,100,270                        0.70

 Singapore                             2,800,419                        0.38

 Spain                                26,226,315                        3.61

 Swaziland                             2,567,290                        0.35

 Sweden                               22,099,389                        3.04

 Switzerland                          44,818,796                        6.17

 United Kingdom                      148,792,620                       20.48

 United States                         9,795,833                        1.35
                TOTAL               $726,524,971                      100.00%

                                  -------------------               --------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MIDCAP GROWTH FUND
                                OCTOBER 31, 2005

                                            Shares

                                            Held                              Value

---------------------------------------------------------------------------------------------
COMMON STOCKS (97.62%)
ADVERTISING SERVICES (2.30%)
                                                                           $
 Getty Images /1/                                         5,539                459,792
AIRLINES (1.55%)
 Southwest Airlines                                      19,300                308,993
APPLICATIONS SOFTWARE (1.51%)
 Citrix Systems /1/                                      10,900                300,513
AUTO-MEDIUM & HEAVY DUTY TRUCKS (1.47%)
 Oshkosh Truck                                            6,730                293,159
BUILDING-HEAVY CONSTRUCTION (2.61%)
 Washington Group International /1/                      10,490                521,353
CASINO SERVICES (1.82%)
 Scientific Games /1/                                    12,113                362,905
COAL (1.53%)
 Peabody Energy                                           3,900                304,824
COMPUTERS (0.82%)
 Palm /1/                                                 6,350                163,132
COMPUTERS-MEMORY DEVICES (2.25%)
 SanDisk /1/                                              7,640                449,920
DATA PROCESSING & MANAGEMENT (3.11%)
 Global Payments                                         10,100                432,785
 NAVTEQ /1/                                               4,793                187,502
                                                                               620,287
DIALYSIS CENTERS (1.27%)
 DaVita /1/                                               5,170                254,261
E-COMMERCE-SERVICES (4.02%)
 Emdeon /1/                                              38,440                353,648
 Monster Worldwide /1/                                   13,643                447,627
                                                                               801,275
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.04%)
 Broadcom /1/                                            14,396                611,254
 Cree /1/                                                 8,100                194,724
                                                                               805,978
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (2.64%)
 Fluor                                                    8,300                527,880
ENTERPRISE SOFTWARE & SERVICE (1.49%)
 Business Objects /1/                                     8,670                297,121
FINANCE-INVESTMENT BANKER & BROKER (2.06%)
 Legg Mason                                               3,829                410,890
FOOD-DAIRY PRODUCTS (1.53%)
 Dean Foods /1/                                           8,438                305,034
INDUSTRIAL AUTOMATION & ROBOTS (2.42%)
 UNOVA /1/                                               15,600                483,600
INTERNET SECURITY (3.99%)
 CheckFree /1/                                            5,300                225,250
 VeriSign /1/                                            24,158                570,854
                                                                               796,104
                                            Shares

                                            Held                              Value

---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INVESTMENT MANAGEMENT & ADVISORY SERVICES (2.00%)
                                                                           $
 T. Rowe Price Group                                      6,102                399,803
MACHINERY-CONSTRUCTION & MINING (1.28%)
 Joy Global                                               5,550                254,578
MEDICAL PRODUCTS (2.31%)
 Mentor                                                   3,760                169,200
 Varian Medical Systems /1/                               6,400                291,584
                                                                               460,784
MEDICAL-BIOMEDICAL/GENE (3.59%)
 Celgene /1/                                              5,340                299,574
 Protein Design Labs /1/                                 14,900                417,498
                                                                               717,072
MEDICAL-DRUGS (2.09%)
 Endo Pharmaceuticals Holdings /1/                       15,500                417,260
MEDICAL-HMO (1.55%)
 Sierra Health Services /1/                               4,112                308,400
OIL & GAS DRILLING (4.08%)
 Diamond Offshore Drilling                                5,026                283,768
 Noble                                                    6,429                413,899
 Todco                                                    2,600                116,350
                                                                               814,017
OIL COMPANY-EXPLORATION & PRODUCTION (7.15%)
 EOG Resources                                            4,584                310,703
 Quicksilver Resources /1/                                9,319                360,925
 Southwestern Energy /1/                                 10,400                754,416
                                                                             1,426,044
OIL FIELD MACHINERY & EQUIPMENT (1.06%)
 Cooper Cameron /1/                                       2,880                212,342
OIL-FIELD SERVICES (0.00%)
 Hanover Compressor /1/                                      71                    913
OPTICAL SUPPLIES (0.99%)
 Bausch & Lomb                                            2,675                198,458
PHYSICAL THERAPY & REHABILITATION CENTERS (1.04%)
 Psychiatric Solutions /1/                                3,800                207,860
RADIO (1.98%)
 Sirius Satellite Radio /1/                              32,642                203,686
 XM Satellite Radio Holdings /1/                          6,623                190,941
                                                                               394,627
REAL ESTATE MANAGEMENT & SERVICES (1.09%)
 CB Richard Ellis Group /1/                               4,469                218,311
RETAIL-APPAREL & SHOE (2.32%)
 Chico's FAS /1/                                         11,722                463,488
RETAIL-BEDDING (1.06%)
 Bed Bath & Beyond /1/                                    5,210                211,109
RETAIL-RESTAURANTS (4.49%)
 Darden Restaurants                                      11,500                372,830
 Panera Bread /1/                                         8,833                522,825
                                                                               895,655
                                            Shares

                                            Held                              Value

---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SCHOOLS (1.00%)
                                                                           $
 ITT Educational Services /1/                             3,600                199,008
SEMICONDUCTOR EQUIPMENT (1.06%)
 ASML Holding /1/                                        12,480                211,910
TELECOMMUNICATION EQUIPMENT (7.76%)
 Adtran                                                  14,840                448,910
 Comverse Technology /1/                                 14,239                357,399
 Harris                                                  18,039                741,403
                                                                             1,547,712
TELECOMMUNICATION SERVICES (0.00%)
 McLeodUSA /1/ /2/                                      109,825                      -
VETERINARY DIAGNOSTICS (2.31%)
 VCA Antech /1/                                          17,830                460,014
WIRELESS EQUIPMENT (4.98%)
 American Tower /1/                                      24,606                586,853
 Crown Castle International /1/                          16,630                407,768
                                                                               994,621
                                           TOTAL COMMON STOCKS              19,481,007


                                            Principal

                                            Amount                            Value

---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.19%)
FINANCE-MORTGAGE LOAN/BANKER (1.19%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                       $                   $
  3.72%; 11/01/05                                       236,143                236,143
                                        TOTAL COMMERCIAL PAPER                 236,143
                                                                           -----------

                          TOTAL PORTFOLIO INVESTMENTS (98.81%)              19,717,150
OTHER ASSETS AND LIABILITIES, NET (1.19%)                                      238,338
                                    TOTAL NET ASSETS (100.00%)             $19,955,488
                                                                           -------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MIDCAP GROWTH FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, there was no value to this security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 2,439,793
Unrealized Depreciation                         (477,318)
                                             -----------
Net Unrealized Appreciation (Depreciation)     1,962,475
Cost for federal income tax purposes         $17,754,675


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                    Percentage of
                                                              Total Value
----------------------------------------------------------------------------------
 Communications                    $ 4,994,130                     25.33%
 Consumer,
 Non-cyclical                        3,740,493                     18.97
 Technology                          2,848,861                     14.45
 Energy                              2,545,798                     12.91
 Consumer, Cyclical                  2,535,310                     12.86
 Industrial                          1,787,411                      9.06
 Financial                           1,029,004                      5.22
 Government                            236,143                      1.20
                TOTAL              $19,717,150                    100.00%
                                 -----------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           MIDCAP S&P 400 INDEX FUND
                                OCTOBER 31, 2005

                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (95.53%)
AEROSPACE & DEFENSE EQUIPMENT (0.26%)
                                                                                $
 Alliant Techsystems /1/                                       3,352                 235,377
 Sequa /1/                                                       577                  35,601
                                                                                     270,978
AIRLINES (0.35%)
 AirTran Holdings /1/ /2/                                      7,868                 117,705
 Alaska Air Group /1/                                          2,457                  77,469
 JetBlue Airways /1/ /2/                                       8,450                 157,255
                                                                                     352,429
APPAREL MANUFACTURERS (0.27%)
 Polo Ralph Lauren                                             5,449                 268,091
APPLICATIONS SOFTWARE (0.12%)
 National Instruments                                          4,969                 118,759
AUCTION HOUSE & ART DEALER (0.23%)
 ADESA                                                         8,077                 172,848
 Sotheby's Holdings /1/                                        4,034                  62,809
                                                                                     235,657
AUDIO & VIDEO PRODUCTS (0.59%)
 Harman International Industries                               5,948                 593,967
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.68%)
 ArvinMeritor /2/                                              6,335                 101,550
 BorgWarner                                                    5,100                 295,749
 Lear /2/                                                      6,054                 184,405
 Modine Manufacturing                                          3,149                 104,106
                                                                                     685,810
BATTERIES & BATTERY SYSTEMS (0.32%)
 Energizer Holdings /1/                                        6,400                 323,136
BEVERAGES-NON-ALCOHOLIC (0.13%)
 PepsiAmericas                                                 5,657                 131,921
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.07%)
 Dycom Industries /1/                                          3,616                  72,067
BUILDING PRODUCTS-AIR & HEATING (0.21%)
 York International                                            3,804                 213,442
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.33%)
 Martin Marietta Materials                                     4,177                 329,607
BUILDING PRODUCTS-WOOD (0.26%)
 Rayonier                                                      6,828                 261,034
BUILDING-HEAVY CONSTRUCTION (0.10%)
 Granite Construction /2/                                      2,973                 101,409
BUILDING-MAINTENANCE & SERVICE (0.05%)
 Rollins                                                       2,663                  50,650
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.10%)
 Thor Industries /2/                                           3,115                 101,642
BUILDING-RESIDENTIAL & COMMERCIAL (1.03%)
 Beazer Homes USA /2/                                          3,754                 217,544
 Hovnanian Enterprises /1/                                     3,230                 145,318
 Ryland Group                                                  4,231                 284,746
 Toll Brothers /1/                                            10,674                 393,978
                                                                                   1,041,586
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CAPACITORS (0.05%)
                                                                                $
 KEMET /1/                                                     7,814                  54,073
CASINO HOTELS (0.16%)
 Boyd Gaming                                                   3,918                 161,618
CHEMICALS-DIVERSIFIED (0.79%)
 FMC /1/                                                       3,390                 184,551
 Lyondell Chemical                                            18,471                 495,023
 Olin                                                          6,451                 115,344
                                                                                     794,918
CHEMICALS-SPECIALTY (1.10%)
 Albemarle                                                     3,446                 120,920
 Cabot                                                         5,596                 190,880
 Chemtura                                                     21,414                 229,130
 Cytec Industries                                              3,572                 147,524
 Ferro                                                         3,780                  67,435
 Lubrizol                                                      6,124                 254,697
 Minerals Technologies                                         1,829                  97,778
                                                                                   1,108,364
COAL (1.35%)
 Arch Coal                                                     5,753                 443,384
 Peabody Energy                                               11,831                 924,711
                                                                                   1,368,095
COATINGS & PAINT (0.39%)
 RPM International                                            10,613                 197,614
 Valspar                                                       9,134                 201,405
                                                                                     399,019
COMMERCIAL BANKS (3.48%)
 Associated Banc-Corp                                         12,300                 383,883
 Bank of Hawaii                                                4,677                 240,304
 Cathay General Bancorp                                        4,514                 176,001
 City National                                                 3,726                 273,414
 Colonial BancGroup                                           13,898                 338,416
 Commerce Bancorp. /2/                                        14,799                 450,925
 Cullen/Frost Bankers                                          4,120                 217,618
 FirstMerit                                                    7,536                 198,724
 Greater Bay Bancorp                                           4,586                 115,063
 Mercantile Bankshares                                         7,397                 416,895
 SVB Financial Group /1/ /2/                                   3,201                 159,122
 TCF Financial                                                10,287                 278,778
 Texas Regional Bancshares                                     3,717                 109,020
 Westamerica Bancorp.                                          2,929                 156,145
                                                                                   3,514,308
COMMERCIAL SERVICE-FINANCE (0.72%)
 Deluxe                                                        4,567                 152,218
 Dun & Bradstreet /1/                                          6,061                 383,783
 MoneyGram International                                       7,717                 187,523
                                                                                     723,524
COMMERCIAL SERVICES (1.05%)
 Alliance Data Systems /1/                                     6,260                 222,606
 Choicepoint /1/                                               8,147                 344,292
 Corporate Executive Board                                     3,599                 297,421
 Plexus /1/ /2/                                                3,930                  69,443
 Quanta Services /1/ /2/                                      10,642                 122,277
                                                                                   1,056,039
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (1.55%)
 Anteon International /1/                                      2,944            $    133,069
 BISYS Group /1/                                              10,898                 138,187
 Ceridian /1/                                                 13,197                 289,146
 Cognizant Technology Solutions /1/                           12,323                 541,965
 DST Systems /1/ /2/                                           6,297                 353,388
 SRA International /1/                                         3,291                 108,011
                                                                                   1,563,766
COMPUTERS-INTEGRATED SYSTEMS (0.72%)
 Diebold                                                       6,347                 229,381
 Jack Henry & Associates                                       6,777                 121,850
 McData /1/                                                   13,995                  67,316
 Mentor Graphics /1/                                           7,138                  59,031
 Synopsys /1/                                                 13,018                 246,691
                                                                                     724,269
COMPUTERS-MEMORY DEVICES (1.32%)
 Imation                                                       3,072                 131,512
 SanDisk /1/                                                  16,395                 965,503
 Western Digital /1/                                          19,205                 232,380
                                                                                   1,329,395
CONSULTING SERVICES (0.06%)
 Gartner /1/ /2/                                               5,194                  62,536
CONSUMER PRODUCTS-MISCELLANEOUS (0.48%)
 American Greetings /2/                                        6,061                 153,040
 Blyth                                                         2,403                  43,831
 Scotts Miracle-Gro                                            2,036                 178,741
 Tupperware /2/                                                4,808                 110,247
                                                                                     485,859
CONTAINERS-PAPER & PLASTIC (0.45%)
 Longview Fibre                                                4,608                  86,630
 Packaging Corp. of America                                    5,651                 114,659
 Sonoco Products                                               8,928                 252,663
                                                                                     453,952
DATA PROCESSING & MANAGEMENT (1.05%)
 Acxiom                                                        7,056                 150,575
 Certegy                                                       5,592                 209,476
 CSG Systems International /1/ /2/                             4,429                 104,126
 Fair Isaac                                                    5,898                 246,301
 Reynolds & Reynolds                                           4,613                 122,429
 SEI Investments                                               5,785                 224,458
                                                                                   1,057,365
DECISION SUPPORT SOFTWARE (0.09%)
 Wind River Systems /1/                                        6,760                  88,556
DENTAL SUPPLIES & EQUIPMENT (0.39%)
 Dentsply International                                        7,153                 394,416
DIAGNOSTIC EQUIPMENT (0.44%)
 Cytyc /1/                                                    10,125                 256,669
 Gen-Probe /1/                                                 4,573                 186,761
                                                                                     443,430
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIALYSIS CENTERS (0.28%)
                                                                                $
 Renal Care Group /1/                                          6,142                 287,753
DIRECT MARKETING (0.23%)
 Catalina Marketing                                            3,622                  94,389
 Harte-Hanks                                                   5,246                 134,298
                                                                                     228,687
DISTRIBUTION-WHOLESALE (1.07%)
 CDW                                                           5,668                 319,392
 Fastenal /2/                                                  5,587                 391,816
 Ingram Micro /1/                                             10,415                 188,512
 Tech Data /1/                                                 5,221                 180,855
                                                                                   1,080,575
DIVERSIFIED MANUFACTURING OPERATIONS (1.89%)
 Brink's                                                       5,300                 208,131
 Carlisle                                                      2,766                 184,465
 Crane /2/                                                     4,486                 138,887
 Federal Signal                                                4,355                  70,638
 Harsco                                                        3,760                 241,580
 Lancaster Colony /2/                                          2,315                  92,808
 Pentair                                                       9,188                 298,518
 SPX                                                           6,600                 283,932
 Teleflex                                                      3,684                 243,844
 Trinity Industries                                            3,849                 146,454
                                                                                   1,909,257
ELECTRIC PRODUCTS-MISCELLANEOUS (0.25%)
 Ametek                                                        6,308                 256,925
ELECTRIC-INTEGRATED (4.74%)
 Alliant Energy                                               10,506                 277,884
 Black Hills                                                   2,954                 122,798
 DPL /3/                                                      11,456                 295,221
 Duquesne Light Holdings /2/                                   7,015                 117,080
 Energy East                                                  13,307                 317,372
 Great Plains Energy /2/                                       6,734                 193,333
 Hawaiian Electric Industries /2/                              7,301                 192,381
 Idacorp                                                       3,811                 110,024
 MDU Resources Group                                          10,801                 356,109
 Northeast Utilities                                          11,718                 213,150
 NSTAR                                                         9,635                 262,072
 OGE Energy                                                    8,146                 209,841
 Pepco Holdings                                               17,063                 366,684
 PNM Resources                                                 6,199                 157,145
 Puget Energy                                                 10,397                 222,912
 Scana                                                        10,239                 406,181
 Sierra Pacific Resources /1/                                 16,544                 214,245
 Westar Energy                                                 7,822                 172,866
 Wisconsin Energy                                             10,553                 399,220
 WPS Resources /2/                                             3,425                 186,868
                                                                                   4,793,386
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.45%)
 Gentex                                                       14,118                 265,701
 Vishay Intertechnology /1/ /2/                               16,608                 188,334
                                                                                     454,035
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.91%)
 Cree /1/ /2/                                                  6,818                 163,905
 Fairchild Semiconductor International /1/                    10,812                 166,505
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                                $
 International Rectifier /1/                                   6,375                 188,636
 Intersil Holding                                             13,836                 314,907
 Lattice Semiconductor /1/                                    10,249                  44,891
 MEMC Electronics Materials /1/                               14,167                 254,156
 Microchip Technology                                         18,871                 569,338
 Semtech /1/                                                   6,638                 100,101
 Silicon Laboratories /1/                                      4,024                 129,452
                                                                                   1,931,891
ELECTRONIC CONNECTORS (0.50%)
 Amphenol                                                      8,015                 320,360
 Thomas & Betts /1/                                            4,749                 184,831
                                                                                     505,191
ELECTRONIC DESIGN AUTOMATION (0.40%)
 Cadence Design Systems /1/                                   25,073                 400,667
ELECTRONIC PARTS DISTRIBUTION (0.61%)
 Arrow Electronics /1/                                        10,677                 315,078
 Avnet /1/                                                    13,119                 302,393
                                                                                     617,471
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.33%)
 Jacobs Engineering Group /1/                                  5,218                 332,647
ENTERPRISE SOFTWARE & SERVICE (0.22%)
 Advent Software /1/                                           1,434                  44,052
 Sybase /1/                                                    8,160                 181,560
                                                                                     225,612
ENTERTAINMENT SOFTWARE (0.38%)
 Activision /1/                                               24,491                 386,218
ENVIRONMENTAL MONITORING & DETECTION (0.10%)
 Mine Safety Appliances                                        2,375                  99,489
FIDUCIARY BANKS (0.45%)
 Investors Financial Services                                  5,977                 228,202
 Wilmington Trust                                              6,110                 231,630
                                                                                     459,832
FILTRATION & SEPARATION PRODUCTS (0.19%)
 Donaldson /2/                                                 6,200                 193,750
FINANCE-AUTO LOANS (0.28%)
 AmeriCredit /1/ /2/                                          12,584                 281,252
FINANCE-INVESTMENT BANKER & BROKER (1.78%)
 A.G. Edwards                                                  6,947                 293,997
 Jefferies Group                                               4,455                 189,159
 LaBranche /1/ /2/                                             5,469                  52,174
 Legg Mason /3/                                               10,143               1,088,447
 Raymond James Financial                                       5,132                 174,642
                                                                                   1,798,419
FINANCE-MORTGAGE LOAN/BANKER (0.21%)
 IndyMac Bancorp                                               5,728                 213,826
FINANCIAL GUARANTEE INSURANCE (0.72%)
 PMI Group                                                     8,294                 330,765
 Radian Group                                                  7,691                 400,701
                                                                                     731,466
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-CONFECTIONERY (0.31%)
 J.M. Smucker                                                  5,270            $    240,892
 Tootsie Roll Industries /2/                                   2,272                  68,841
                                                                                     309,733
FOOD-DAIRY PRODUCTS (0.48%)
 Dean Foods /1/                                               13,485                 487,483
FOOD-MEAT PRODUCTS (0.47%)
 Hormel Foods                                                  6,584                 209,371
 Smithfield Foods /1/                                          8,920                 263,854
                                                                                     473,225
FOOD-MISCELLANEOUS/DIVERSIFIED (0.07%)
 Sensient Technologies                                         4,264                  75,430
FOOD-RETAIL (0.93%)
 Ruddick                                                       3,126                  68,803
 Whole Foods Market                                            6,069                 874,725
                                                                                     943,528
FOOTWEAR & RELATED APPAREL (0.14%)
 Timberland /1/ /2/                                            4,982                 140,243
GAS-DISTRIBUTION (0.82%)
 AGL Resources                                                 6,980                 245,626
 ONEOK                                                         9,105                 261,678
 Vectren                                                       6,864                 186,358
 WGL Holdings                                                  4,393                 136,534
                                                                                     830,196
GOLF (0.08%)
 Callaway Golf                                                 5,918                  84,332
HAZARDOUS WASTE DISPOSAL (0.23%)
 Stericycle /1/                                                4,010                 230,816
HOME FURNISHINGS (0.08%)
 Furniture Brands International                                4,722                  85,704
HOSPITAL BEDS & EQUIPMENT (0.25%)
 Hillenbrand Industries                                        5,512                 253,938
HUMAN RESOURCES (0.57%)
 Kelly Services                                                1,737                  48,080
 Korn/Ferry International /1/                                  3,695                  63,628
 Manpower                                                      7,860                 355,901
 MPS Group /1/                                                 9,100                 113,295
                                                                                     580,904
INDUSTRIAL AUTOMATION & ROBOT (0.11%)
 Nordson                                                       2,946                 109,503
INDUSTRIAL GASES (0.17%)
 Airgas                                                        6,009                 169,874
INSTRUMENTS-SCIENTIFIC (0.11%)
 Varian /1/                                                    2,891                 106,302
INSURANCE BROKERS (0.52%)
 Arthur J. Gallagher /2/                                       8,534                 251,070
 Brown & Brown                                                 4,990                 271,107
                                                                                     522,177
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET INFRASTRUCTURE EQUIPMENT (0.13%)
 Avocent /1/                                                   4,418            $    135,456
INTERNET INFRASTRUCTURE SOFTWARE (0.18%)
 F5 Networks /1/                                               3,469                 180,492
INTERNET SECURITY (0.86%)
 CheckFree /1/                                                 8,177                 347,522
 McAfee /1/                                                   14,920                 448,048
 RSA Security /1/                                              6,399                  72,949
                                                                                     868,519
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.43%)
 Eaton Vance                                                  11,776                 293,105
 Waddell & Reed Financial                                      7,546                 144,732
                                                                                     437,837
LIFE & HEALTH INSURANCE (0.70%)
 AmerUs Group                                                  3,506                 207,275
 Protective Life                                               6,284                 275,491
 Stancorp Financial Group                                      2,493                 229,605
                                                                                     712,371
LOTTERY SERVICES (0.36%)
 GTECH Holdings                                               11,278                 359,092
MACHINERY TOOLS & RELATED PRODUCTS (0.17%)
 Kennametal                                                    3,463                 176,994
MACHINERY-CONSTRUCTION & MINING (0.33%)
 Joy Global                                                    7,308                 335,218
MACHINERY-FARM (0.13%)
 AGCO /1/                                                      8,157                 130,430
MACHINERY-GENERAL INDUSTRY (0.03%)
 Tecumseh Products                                             1,667                  33,557
MACHINERY-PRINT TRADE (0.28%)
 Zebra Technologies /1/                                        6,508                 280,560
MACHINERY-PUMPS (0.38%)
 Flowserve /1/                                                 4,986                 174,510
 Graco                                                         6,198                 212,405
                                                                                     386,915
MEDICAL INSTRUMENTS (0.96%)
 Beckman Coulter                                               5,591                 275,413
 Edwards Lifesciences /1/                                      5,394                 223,204
 Intuitive Surgical /1/                                        3,151                 279,588
 Techne /1/                                                    3,509                 190,258
                                                                                     968,463
MEDICAL LABORATORY & TESTING SERVICE (0.27%)
 Covance /1/                                                   5,621                 273,462
MEDICAL PRODUCTS (1.07%)
 Henry Schein /1/                                              7,863                 311,689
 INAMED /1/                                                    3,276                 232,924
 Varian Medical Systems /1/                                   11,804                 537,790
                                                                                   1,082,403
MEDICAL STERILIZATION PRODUCT (0.14%)
 STERIS                                                        6,146                 140,190
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-BIOMEDICAL/GENE (1.38%)
 Charles River Laboratories International
  /1/                                                          6,475            $    283,346
 Invitrogen /1/                                                4,787                 304,405
 Martek Biosciences /1/ /2/                                    2,861                  88,319
 Millennium Pharmaceuticals /1/ /2/                           27,838                 253,883
 Protein Design Labs /1/                                       9,662                 270,729
 Vertex Pharmaceuticals /1/ /2/                                8,631                 196,355
                                                                                   1,397,037
MEDICAL-DRUGS (0.91%)
 Cephalon /1/ /2/                                              5,238                 238,800
 Sepracor /1/                                                  9,505                 534,656
 Valeant Pharmaceuticals International                         8,355                 143,372
                                                                                     916,828
MEDICAL-GENERIC DRUGS (1.27%)
 Barr Pharmaceuticals /1/                                      9,602                 551,635
 IVAX /1/                                                     19,406                 554,041
 Par Pharmaceutical /1/ /2/                                    3,085                  79,840
 Perrigo                                                       7,509                 100,395
                                                                                   1,285,911
MEDICAL-HMO (1.12%)
 Health Net /1/                                               10,225                 478,939
 Pacificare Health Systems /1/                                 7,909                 651,385
                                                                                   1,130,324
MEDICAL-HOSPITALS (1.05%)
 Community Health Systems /1/                                  8,093                 300,331
 LifePoint Hospitals /1/                                       5,140                 200,974
 Triad Hospitals /1/                                           7,762                 319,251
 Universal Health Services                                     5,028                 237,020
                                                                                   1,057,576
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.46%)
 Apria Healthcare Group /1/                                    4,466                 103,031
 Lincare Holdings /1/                                          8,859                 361,890
                                                                                     464,921
METAL PROCESSORS & FABRICATION (0.90%)
 Precision Castparts                                          11,986                 567,657
 Timken                                                        7,431                 210,743
 Worthington Industries /2/                                    6,427                 129,311
                                                                                     907,711
MISCELLANEOUS INVESTING (3.11%)
 AMB Property                                                  7,681                 339,346
 Developers Diversified Realty                                 9,809                 428,457
 Highwoods Properties                                          4,846                 136,706
 Hospitality Properties Trust                                  6,486                 257,494
 Liberty Property Trust                                        7,917                 330,060
 Macerich                                                      5,385                 346,094
 Mack-Cali Realty                                              5,578                 237,902
 New Plan Excel Realty Trust                                   9,344                 214,818
 Regency Centers                                               5,727                 318,822
 United Dominion Realty Trust                                 12,374                 273,837
 Weingarten Realty Investors                                   7,244                 257,597
                                                                                   3,141,133
MOTION PICTURES & SERVICES (0.08%)
 Macrovision /1/                                               4,564                  85,986
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (1.29%)
 Allmerica Financial /1/                                       4,822            $    183,718
 American Financial Group                                      4,184                 143,009
 HCC Insurance Holdings                                        9,526                 285,780
 Horace Mann Educators                                         3,872                  75,156
 Old Republic International                                   16,500                 427,515
 Unitrin                                                       4,129                 189,934
                                                                                   1,305,112
MULTIMEDIA (0.30%)
 Belo                                                          8,715                 188,244
 Media General                                                 2,168                 114,362
                                                                                     302,606
NETWORKING PRODUCTS (0.26%)
 3Com /1/                                                     34,896                 134,350
 Polycom /1/                                                   8,708                 133,232
                                                                                     267,582
NON-HAZARDOUS WASTE DISPOSAL (0.39%)
 Republic Services                                            11,146                 394,011
OFFICE FURNISHINGS-ORIGINAL (0.41%)
 Herman Miller                                                 6,277                 172,052
 HNI                                                           4,984                 243,718
                                                                                     415,770
OIL & GAS DRILLING (1.79%)
 ENSCO International                                          13,711                 625,084
 Helmerich & Payne                                             4,642                 257,167
 Patterson-UTI Energy                                         15,489                 528,640
 Pride International /1/                                      14,293                 401,204
                                                                                   1,812,095
OIL COMPANY-EXPLORATION & PRODUCTION (2.75%)
 Denbury Resources /1/                                         5,154                 224,869
 Forest Oil /1/                                                4,923                 215,037
 Newfield Exploration /1/                                     11,432                 518,212
 Noble Energy                                                 15,752                 630,868
 Pioneer Natural Resources                                    12,802                 640,740
 Plains Exploration & Production /1/                           7,063                 275,457
 Pogo Producing                                                5,387                 272,043
                                                                                   2,777,226
OIL FIELD MACHINERY & EQUIPMENT (1.03%)
 Cooper Cameron /1/                                            5,048                 372,189
 FMC Technologies /1/                                          6,186                 225,542
 Grant Prideco /1/                                            11,462                 445,757
                                                                                   1,043,488
OIL-FIELD SERVICES (0.96%)
 Hanover Compressor /1/                                        7,440                  95,678
 Smith International                                          19,156                 620,655
 Tidewater                                                     5,477                 251,723
                                                                                     968,056
OPTICAL SUPPLIES (0.21%)
 Advanced Medical Optics /1/ /2/                               5,958                 212,581
PAPER & RELATED PRODUCTS (0.30%)
 Bowater                                                       5,045                 133,692
 Glatfelter                                                    3,969                  53,939
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
 Potlatch                                                      2,622            $    117,282
                                                                                     304,913
PHARMACY SERVICES (0.51%)
 Omnicare                                                      9,523                 515,194
PIPELINES (1.58%)
 Aquila /1/                                                   33,672                 119,199
 Equitable Resources                                          10,954                 423,372
 National Fuel Gas                                             7,590                 228,763
 Questar                                                       7,671                 604,091
 Western Gas Resources                                         5,183                 224,424
                                                                                   1,599,849
POWER CONVERTER & SUPPLY EQUIPMENT (0.26%)
 Hubbell                                                       5,477                 263,772
PRINTING-COMMERCIAL (0.25%)
 Banta /2/                                                     2,168                 109,137
 Valassis Communications /1/                                   4,502                 140,688
                                                                                     249,825
PROPERTY & CASUALTY INSURANCE (2.05%)
 Fidelity National Financial                                  15,601                 584,413
 First American                                                8,586                 376,238
 Leucadia National /2/                                         7,406                 318,162
 Mercury General                                               3,199                 193,380
 Ohio Casualty                                                 5,817                 158,688
 W.R. Berkley                                                 10,082                 440,583
                                                                                   2,071,464
PUBLICLY TRADED INVESTMENT FUND (2.20%)
 iShares S&P MidCap 400 Fund /2/                              31,910               2,226,043
PUBLISHING-BOOKS (0.10%)
 Scholastic /1/                                                3,169                 103,151
PUBLISHING-NEWSPAPERS (0.55%)
 Lee Enterprises                                               4,102                 160,839
 Washington Post                                                 528                 393,360
                                                                                     554,199
PUBLISHING-PERIODICALS (0.14%)
 Reader's Digest Association                                   8,944                 137,022
RACETRACKS (0.16%)
 International Speedway                                        3,174                 164,032
RADIO (0.27%)
 Emmis Communications /1/ /2/                                  3,307                  64,718
 Entercom Communications /1/                                   3,439                  99,284
 Westwood One /1/                                              6,103                 112,905
                                                                                     276,907
REINSURANCE (0.55%)
 Everest Re Group                                              5,559                 552,843
RENTAL-AUTO & EQUIPMENT (0.24%)
 Rent-A-Center /1/                                             6,750                 121,635
 United Rentals /1/ /2/                                        6,039                 118,183
                                                                                     239,818
RETAIL-APPAREL & SHOE (3.00%)
 Abercrombie & Fitch                                           7,896                 410,513
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (CONTINUED)
 Aeropostale /1/                                               5,000            $     97,700
 American Eagle Outfitters /2/                                12,335                 290,489
 AnnTaylor Stores /1/ /2/                                      6,571                 159,478
 Chico's FAS /1/                                              16,301                 644,541
 Claire's Stores                                               8,955                 233,278
 Foot Locker                                                  14,150                 275,076
 Pacific Sunwear of California /1/                             6,730                 168,385
 Payless ShoeSource /1/                                        6,154                 113,049
 Ross Stores                                                  13,180                 356,387
 Urban Outfitters /1/                                          9,932                 281,374
                                                                                   3,030,270
RETAIL-ARTS & CRAFTS (0.40%)
 Michaels Stores                                              12,217                 404,138
RETAIL-AUTO PARTS (0.65%)
 Advance Auto Parts /1/                                        9,874                 370,275
 O'Reilly Automotive /1/                                      10,087                 284,453
                                                                                     654,728
RETAIL-AUTOMOBILE (0.40%)
 Carmax /1/                                                    9,428                 253,330
 Copart /1/                                                    6,268                 146,609
                                                                                     399,939
RETAIL-BOOKSTORE (0.30%)
 Barnes & Noble                                                4,947                 178,884
 Borders Group                                                 6,337                 124,395
                                                                                     303,279
RETAIL-CATALOG SHOPPING (0.18%)
 MSC Industrial Direct                                         4,820                 184,028
RETAIL-COMPUTER EQUIPMENT (0.18%)
 GameStop /1/ /2/                                              5,116                 181,516
RETAIL-DISCOUNT (0.42%)
 99 Cents Only Stores /1/ /2/                                  4,329                  41,775
 BJ's Wholesale Club /1/ /2/                                   6,149                 175,124
 Dollar Tree Stores /1/                                        9,690                 208,916
                                                                                     425,815
RETAIL-HAIR SALONS (0.15%)
 Regis                                                         4,069                 156,087
RETAIL-HOME FURNISHINGS (0.08%)
 Pier 1 Imports                                                7,771                  80,197
RETAIL-MAIL ORDER (0.41%)
 Williams-Sonoma /1/                                          10,501                 410,694
RETAIL-MAJOR DEPARTMENT STORE (0.23%)
 Saks /1/                                                     12,805                 232,411
RETAIL-PET FOOD & SUPPLIES (0.30%)
 PETsMART                                                     12,923                 303,691
RETAIL-RESTAURANTS (1.26%)
 Applebee's International /2/                                  7,130                 156,218
 Bob Evans Farms                                               3,200                  71,712
 Brinker International /1/                                     7,938                 302,597
 CBRL Group                                                    4,222                 146,503
 Cheesecake Factory /1/                                        7,070                 242,642
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (CONTINUED)
 Outback Steakhouse /3/                                        5,923            $    223,060
 Ruby Tuesday                                                  5,749                 125,961
                                                                                   1,268,693
RUBBER-TIRES (0.04%)
 Bandag                                                        1,058                  44,965
SAVINGS & LOANS-THRIFTS (1.23%)
 Astoria Financial                                             8,079                 225,808
 Independence Community Bank                                   6,770                 267,754
 New York Community Bancorp                                   21,343                 345,116
 Washington Federal                                            7,829                 179,989
 Webster Financial                                             4,859                 224,340
                                                                                   1,243,007
SCHOOLS (1.14%)
 Career Education /1/ /2/                                      9,286                 330,489
 Corinthian Colleges /1/ /2/                                   8,234                 102,431
 DeVry /1/ /2/                                                 5,282                 119,373
 Education Management /1/                                      6,023                 185,749
 ITT Educational Services /1/                                  3,421                 189,113
 Laureate Education /1/                                        4,482                 221,411
                                                                                   1,148,566
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.54%)
 Atmel /1/ /2/                                                38,186                  93,937
 Cypress Semiconductor /1/ /2/                                12,056                 163,962
 Integrated Device Technology /1/                             17,951                 177,356
 Micrel /1/                                                    5,938                  59,380
 Triquint Semiconductor /1/                                   12,622                  53,012
                                                                                     547,647
SEMICONDUCTOR EQUIPMENT (0.54%)
 Cabot Microelectronics /1/ /2/                                2,214                  65,092
 Credence Systems /1/                                          8,969                  69,061
 Lam Research /1/                                             12,309                 415,306
                                                                                     549,459
SOAP & CLEANING PRODUCTS (0.20%)
 Church & Dwight                                               5,777                 202,484
STEEL PRODUCERS (0.11%)
 Steel Dynamics                                                3,459                 107,125
TELECOMMUNICATION EQUIPMENT (0.94%)
 Adtran                                                        6,076                 183,799
 CommScope /1/ /2/                                             4,934                  96,312
 Harris                                                       12,014                 493,775
 Plantronics /2/                                               4,261                 127,191
 UTStarcom /1/ /2/                                             9,287                  51,264
                                                                                     952,341
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.05%)
 Newport /1/                                                   3,594                  46,866
TELEPHONE-INTEGRATED (0.43%)
 Cincinnati Bell /1/ /3/                                      22,203                  87,924
 Telephone & Data Systems                                      9,256                 350,062
                                                                                     437,986
TEXTILE-HOME FURNISHINGS (0.37%)
 Mohawk Industries /1/                                         4,765                 371,908
                                              Shares

                                              Held                                  Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TOBACCO (0.09%)
 Universal                                                     2,319            $     86,823
TRANSACTIONAL SOFTWARE (0.09%)
 Transaction Systems Architects /1/                            3,353                  90,565
TRANSPORT-EQUIPMENT & LEASING (0.17%)
 Gatx                                                          4,511                 168,576
TRANSPORT-MARINE (0.32%)
 Alexander & Baldwin                                           3,954                 193,509
 Overseas Shipholding Group                                    2,669                 127,044
                                                                                     320,553
TRANSPORT-SERVICES (1.12%)
 C. H. Robinson Worldwide                                     15,442                 544,485
 Expeditors International of Washington                        9,618                 583,524
                                                                                   1,128,009
TRANSPORT-TRUCK (0.89%)
 CNF                                                           4,727                 265,988
 J.B. Hunt Transport Services                                 11,430                 221,856
 Swift Transportation /1/ /2/                                  4,720                  86,140
 Werner Enterprises /2/                                        4,657                  83,454
 Yellow Roadway /1/ /2/                                        5,226                 237,522
                                                                                     894,960
VETERINARY DIAGNOSTICS (0.19%)
 VCA Antech /1/                                                7,442                 192,004
WATER (0.29%)
 Aqua America                                                  8,672                 293,807
WEB HOSTING & DESIGN (0.30%)
 Macromedia /1/                                                6,865                 301,511
WIRELESS EQUIPMENT (0.20%)
 Powerwave Technologies /1/                                    9,924                 111,248
 RF Micro Devices /1/                                         16,986                  89,007
                                                                                     200,255
                                                TOTAL COMMON STOCKS               96,539,272

                                              Principal

                                              Amount                                Value

----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.27%)
FINANCE-MORTGAGE LOAN/BANKER (4.27%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
                                                         $                      $
  3.72%; 11/01/05                                          4,310,690               4,310,690
                                             TOTAL COMMERCIAL PAPER                4,310,690



                                              Maturity

                                              Amount                                Value

----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (10.12%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $10,428,482; 02/15/26 -
  02/15/27) /4/                                          $10,225,122            $ 10,224,000
                                        TOTAL REPURCHASE AGREEMENTS               10,224,000
                                                                                ------------

                              TOTAL PORTFOLIO INVESTMENTS (109.92%)              111,073,962
OTHER ASSETS AND LIABILITIES, NET (-9.92%)                                       (10,022,496)
                                         TOTAL NET ASSETS (100.00%)             $101,051,466
                                                                                ---------------





See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           MIDCAP S&P 400 INDEX FUND
                                OCTOBER 31, 2005


  Contract                   Opening       Current      Unrealized
    Type       Commitment  Market Value  Market Value   Gain(Loss)
-------------------------------------------------------------------
FUTURES CONTRACTS
12 MidCap 400    Buy        $4,290,625    $4,218,000    $(72,625)
December 2005
Futures

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                           MIDCAP S&P 400 INDEX FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $369,388 or 0.37% of net assets.
/4 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $18,342,763
Unrealized Depreciation                       (5,684,284)
                                             -----------
Net Unrealized Appreciation (Depreciation)    12,658,479
Cost for federal income tax purposes         $98,415,483


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $ 26,890,885                     23.32%
 Consumer,
 Non-cyclical                        18,403,971                     15.96
 Consumer, Cyclical                  14,073,234                     12.21
 Industrial                          12,038,130                     10.44
 Technology                           9,332,859                      8.09
 Energy                               9,077,421                      7.87
 Utilities                            6,036,588                      5.24
 Communications                       4,993,580                      4.33
 Government                           4,310,690                      3.74
 Futures Contracts                    4,218,000                      3.66
 Basic Materials                      3,372,400                      2.93
 Funds                                2,226,042                      1.93
 Diversified                            318,162                      0.28
                TOTAL              $115,291,962                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                               MIDCAP VALUE FUND
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (97.51%)
AEROSPACE & DEFENSE EQUIPMENT (1.11%)
                                                                                 $
 Goodrich                                                      36,300               1,309,341
AGRICULTURAL OPERATIONS (0.69%)
 Archer Daniels Midland                                        33,500                 816,395
APPAREL MANUFACTURERS (1.17%)
 Liz Claiborne                                                 11,400                 401,280
 Polo Ralph Lauren                                             10,312                 507,350
 VF                                                             9,095                 475,214
                                                                                    1,383,844
APPLIANCES (1.32%)
 Whirlpool                                                     19,900               1,562,150
AUCTION HOUSE & ART DEALER (0.25%)
 ADESA                                                         13,615                 291,361
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.35%)
 Paccar                                                         5,972                 418,159
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.46%)
 Johnson Controls                                               8,000                 544,400
BATTERIES & BATTERY SYSTEMS (0.15%)
 Energizer Holdings /1/                                         3,600                 181,764
BEVERAGES-NON-ALCOHOLIC (0.28%)
 Pepsi Bottling Group                                          11,600                 329,788
BEVERAGES-WINE & SPIRITS (0.75%)
 Brown-Forman                                                   6,265                 396,825
 Constellation Brands /1/                                      21,016                 494,717
                                                                                      891,542
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.29%)
 Vulcan Materials                                               5,200                 338,000
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.20%)
 Lafarge North America                                          4,000                 242,040
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.55%)
 Winnebago Industries /2/                                      22,400                 656,768
BUILDING-RESIDENTIAL & COMMERCIAL (1.48%)
 DR Horton                                                      7,500                 230,175
 KB Home                                                        7,711                 503,914
 Pulte Homes                                                   15,648                 591,338
 Ryland Group                                                   6,422                 432,200
                                                                                    1,757,627
CELLULAR TELECOMMUNICATIONS (0.28%)
 Nextel Partners /1/                                           13,215                 332,357
CHEMICALS-DIVERSIFIED (0.82%)
 FMC /1/                                                        6,900                 375,636
 PPG Industries                                                 9,871                 591,964
                                                                                      967,600
CHEMICALS-SPECIALTY (0.92%)
 Eastman Chemical                                               9,252                 488,136
 Lubrizol                                                       6,100                 253,699
 Sigma-Aldrich /2/                                              5,500                 350,350
                                                                                    1,092,185
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COATINGS & PAINT (0.68%)
 Sherwin-Williams                                              18,800            $    799,940
COMMERCIAL BANKS (6.59%)
 AmSouth Bancorp                                               17,000                 428,910
 Associated Banc-Corp                                          14,284                 445,804
 Bank of Hawaii                                                 9,750                 500,955
 City National                                                  6,270                 460,093
 Colonial BancGroup                                            16,800                 409,080
 Compass Bancshares                                            12,400                 604,624
 M&T Bank                                                       5,700                 613,206
 Marshall & Ilsley                                             15,666                 673,011
 North Fork Bancorp                                            24,224                 613,836
 South Financial Group                                         38,500               1,061,445
 TCF Financial                                                 38,900               1,054,190
 UnionBanCal                                                    7,509                 514,216
 Zions Bancorp                                                  5,811                 426,934
                                                                                    7,806,304
COMMERCIAL SERVICES (1.08%)
 Weight Watchers International /1/                             24,300               1,277,451
COMPUTER AIDED DESIGN (0.49%)
 Autodesk                                                      12,978                 585,697
COMPUTERS (0.41%)
 Apple Computer /1/                                             8,518                 490,552
COMPUTERS-INTEGRATED SYSTEMS (0.36%)
 NCR /1/                                                       14,174                 428,338
CRUISE LINES (1.31%)
 Royal Caribbean Cruises                                       37,500               1,554,000
DATA PROCESSING & MANAGEMENT (0.58%)
 Fair Isaac                                                     7,810                 326,146
 Global Payments                                                8,400                 359,940
                                                                                      686,086
DIRECT MARKETING (0.22%)
 Harte-Hanks                                                   10,000                 256,000
DISPOSABLE MEDICAL PRODUCTS (0.26%)
 C.R. Bard                                                      4,980                 310,652
DISTRIBUTION-WHOLESALE (2.82%)
 Genuine Parts                                                 35,300               1,566,261
 Ingram Micro /1/                                              27,007                 488,827
 Tech Data /1/                                                 37,189               1,288,227
                                                                                    3,343,315
DIVERSIFIED MANUFACTURING OPERATIONS (2.06%)
 Eaton                                                          8,750                 514,763
 ITT Industries                                                14,648               1,488,237
 Textron                                                        6,007                 432,744
                                                                                    2,435,744
DRUG DELIVERY SYSTEMS (0.36%)
 Hospira /1/                                                   10,727                 427,471
ELECTRIC PRODUCTS-MISCELLANEOUS (0.24%)
 Ametek                                                         7,092                 288,857
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC-INTEGRATED (9.54%)
 Allegheny Energy /1/                                          22,727            $    642,265
 Ameren                                                        12,600                 662,760
 CenterPoint Energy                                            93,900               1,243,236
 CMS Energy /1/                                                36,242                 540,368
 Constellation Energy Group                                    17,960                 984,208
 Edison International                                          19,770                 865,135
 Exelon                                                         6,308                 328,205
 FirstEnergy                                                   30,909               1,468,178
 MDU Resources Group                                           27,300                 900,081
 Pinnacle West Capital                                         31,900               1,332,144
 PPL                                                           27,228                 853,326
 TXU                                                            4,300                 433,225
 Xcel Energy /2/                                               56,700               1,039,311
                                                                                   11,292,442
ELECTRONIC CONNECTORS (0.26%)
 Thomas & Betts /1/                                             7,800                 303,576
ELECTRONIC PARTS DISTRIBUTION (0.36%)
 Arrow Electronics /1/                                         14,394                 424,767
ENTERPRISE SOFTWARE & SERVICE (0.29%)
 Hyperion Solutions /1/                                         7,067                 341,760
FINANCE-AUTO LOANS (0.25%)
 AmeriCredit /1/                                               13,000                 290,550
FINANCE-COMMERCIAL (0.52%)
 CIT Group                                                     13,500                 617,355
FINANCE-CREDIT CARD (0.45%)
 American Express                                               5,166                 257,112
 Capital One Financial                                          3,570                 272,569
                                                                                      529,681
FINANCE-INVESTMENT BANKER & BROKER (1.26%)
 Bear Stearns                                                   9,423                 996,954
 Lehman Brothers Holdings                                       4,114                 492,322
                                                                                    1,489,276
FINANCE-MORTGAGE LOAN/BANKER (0.30%)
 IndyMac Bancorp                                                9,400                 350,902
FINANCIAL GUARANTEE INSURANCE (2.25%)
 MGIC Investment                                                8,147                 482,628
 PMI Group                                                      8,000                 319,040
 Radian Group                                                  35,667               1,858,251
                                                                                    2,659,919
FOOD-MISCELLANEOUS/DIVERSIFIED (0.25%)
 Kellogg                                                        6,700                 295,939
FOOD-RETAIL (0.73%)
 Kroger /1/                                                    43,600                 867,640
FUNERAL SERVICE & RELATED ITEMS (0.44%)
 Service Corp. International                                   62,000                 518,940
GAS-DISTRIBUTION (1.16%)
 AGL Resources                                                 12,592                 443,113
 Energen                                                       15,337                 576,671
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GAS-DISTRIBUTION (CONTINUED)
 UGI                                                           15,019            $    354,448
                                                                                    1,374,232
HOSPITAL BEDS & EQUIPMENT (0.75%)
 Hillenbrand Industries                                        19,300                 889,151
HOTELS & MOTELS (0.23%)
 Hilton Hotels                                                 14,298                 278,096
INSTRUMENTS-CONTROLS (0.32%)
 Mettler Toledo International                                   7,300                 376,680
INSTRUMENTS-SCIENTIFIC (0.44%)
 Applied Biosystems Group                                      21,222                 515,058
INSURANCE BROKERS (1.39%)
 Willis Group Holdings                                         44,200               1,641,588
INVESTMENT COMPANIES (0.32%)
 American Capital Strategies                                   10,000                 375,600
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.42%)
 Ameriprise Financial /1/                                       4,633                 172,440
 Nuveen Investments                                             8,000                 323,760
                                                                                      496,200
LEISURE & RECREATION PRODUCTS (0.86%)
 Brunswick                                                     26,600               1,014,258
LIFE & HEALTH INSURANCE (1.22%)
 AmerUs Group                                                   4,739                 280,170
 Cigna                                                          7,800                 903,786
 Nationwide Financial Services                                  6,500                 262,535
                                                                                    1,446,491
LOTTERY SERVICES (1.29%)
 GTECH Holdings                                                48,100               1,531,504
MEDICAL-BIOMEDICAL/GENE (0.22%)
 Invitrogen /1/                                                 4,109                 261,291
MEDICAL-DRUGS (0.41%)
 Valeant Pharmaceuticals International                         28,600                 490,776
MEDICAL-HMO (2.33%)
 Coventry Health Care /1/                                       4,236                 228,702
 Humana /1/                                                     8,456                 375,362
 WellChoice /1/                                                28,500               2,156,025
                                                                                    2,760,089
MEDICAL-HOSPITALS (1.86%)
 Triad Hospitals /1/                                           30,700               1,262,691
 Universal Health Services                                     20,000                 942,800
                                                                                    2,205,491
METAL PROCESSORS & FABRICATION (0.24%)
 Precision Castparts                                            6,000                 284,160
METAL-COPPER (0.49%)
 Phelps Dodge                                                   4,814                 579,943
METAL-DIVERSIFIED (0.29%)
 Freeport-McMoRan Copper & Gold                                 6,827                 337,390
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (6.44%)
 American Financial Realty Trust                              102,500            $  1,261,775
 American Home Mortgage Investment                              7,907                 213,726
 Archstone-Smith Trust                                         15,913                 645,590
 AvalonBay Communities                                          5,100                 439,875
 CBL & Associates Properties                                    7,346                 274,373
 Developers Diversified Realty                                  6,700                 292,656
 Equity Office Properties Trust                                35,600               1,096,480
 Equity Residential Properties Trust                           15,246                 598,405
 Kimco Realty                                                  14,730                 436,303
 Liberty Property Trust                                         5,606                 233,714
 Macerich                                                       7,832                 503,363
 Mack-Cali Realty                                               7,000                 298,550
 Mills                                                          5,791                 309,819
 SL Green Realty                                                3,700                 251,711
 Thornburg Mortgage                                            10,852                 275,098
 Vornado Realty Trust                                           6,087                 493,047
                                                                                    7,624,485
MULTI-LINE INSURANCE (1.58%)
 Assurant                                                      14,697                 561,426
 Genworth Financial                                             9,612                 304,604
 MetLife                                                        5,385                 266,073
 XL Capital                                                    11,600                 743,096
                                                                                    1,875,199
NETWORKING PRODUCTS (0.14%)
 Lucent Technologies /1/ /2/                                   60,000                 171,000
OIL & GAS DRILLING (0.23%)
 ENSCO International                                            6,000                 273,540
OIL COMPANY-EXPLORATION & PRODUCTION (0.51%)
 Noble Energy                                                  15,218                 609,481
OIL COMPANY-INTEGRATED (2.47%)
 Amerada Hess                                                   6,416                 802,642
 Marathon Oil                                                  35,300               2,123,648
                                                                                    2,926,290
OIL FIELD MACHINERY & EQUIPMENT (0.23%)
 Grant Prideco /1/                                              7,000                 272,230
OIL REFINING & MARKETING (0.66%)
 Sunoco                                                         4,500                 335,250
 Valero Energy                                                  4,212                 443,271
                                                                                      778,521
OIL-FIELD SERVICES (0.26%)
 BJ Services                                                    9,000                 312,750
OPTICAL SUPPLIES (0.27%)
 Bausch & Lomb                                                  4,347                 322,504
PAPER & RELATED PRODUCTS (0.46%)
 Georgia-Pacific                                               16,638                 541,234
PHYSICAL THERAPY & REHABILITATION CENTERS (0.28%)
 HealthSouth /1/                                               82,100                 334,968
PIPELINES (0.94%)
 Equitable Resources                                           10,600                 409,690
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PIPELINES (CONTINUED)
 Questar                                                        8,938            $    703,868
                                                                                    1,113,558
POULTRY (0.30%)
 Pilgrim's Pride                                               11,250                 354,150
POWER CONVERTER & SUPPLY EQUIPMENT (1.06%)
 American Power Conversion                                     58,800               1,257,732
PRINTING-COMMERCIAL (0.43%)
 R.R. Donnelley & Sons                                         14,679                 514,059
PROPERTY & CASUALTY INSURANCE (1.20%)
 Commerce Group                                                 5,200                 295,464
 First American                                                12,533                 549,196
 W.R. Berkley                                                  13,174                 575,704
                                                                                    1,420,364
RECREATIONAL VEHICLES (0.16%)
 Polaris Industries                                             4,100                 184,869
REGIONAL BANKS (1.25%)
 Comerica                                                      12,555                 725,428
 KeyCorp                                                       23,367                 753,352
                                                                                    1,478,780
REINSURANCE (0.80%)
 AXIS Capital Holdings                                         36,400                 943,852
RETAIL-APPAREL & SHOE (0.25%)
 Nordstrom                                                      8,500                 294,525
RETAIL-DISCOUNT (1.82%)
 Dollar General                                                50,800                 987,552
 Family Dollar Stores                                          52,500               1,162,350
                                                                                    2,149,902
RETAIL-MAJOR DEPARTMENT STORE (0.56%)
 J.C. Penney                                                   12,907                 660,838
RETAIL-REGIONAL DEPARTMENT STORE (0.75%)
 Federated Department Stores                                   14,436                 885,937
RETAIL-RESTAURANTS (0.43%)
 Darden Restaurants                                            15,817                 512,787
SAVINGS & LOANS-THRIFTS (2.98%)
 New York Community Bancorp                                    89,600               1,448,832
 People's Bank                                                 47,108               1,516,878
 Washington Mutual                                             14,169                 561,092
                                                                                    3,526,802
STEEL PRODUCERS (0.61%)
 Nucor                                                         11,977                 716,823
TELECOMMUNICATION EQUIPMENT (0.96%)
 Comverse Technology /1/                                        9,612                 241,261
 Harris                                                         8,309                 341,500
 Tellabs /1/                                                   58,200                 556,392
                                                                                    1,139,153
TELEPHONE-INTEGRATED (0.74%)
 Citizens Communications                                       44,433                 543,860
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
 Qwest Communications International /1/                        77,000            $    335,720
                                                                                      879,580
TOBACCO (4.70%)
 Loews - Carolina Group                                        46,979               1,933,186
 Reynolds American                                             27,901               2,371,585
 UST                                                           30,500               1,262,395
                                                                                    5,567,166
TOOLS-HAND HELD (1.61%)
 Black & Decker                                                 5,500                 451,715
 Stanley Works                                                 30,300               1,452,279
                                                                                    1,903,994
TOYS (0.49%)
 Mattel                                                        39,100                 576,725
TRANSPORT-RAIL (0.29%)
 Burlington Northern Santa Fe                                   5,541                 343,874
TRANSPORT-SERVICES (1.27%)
 Ryder System                                                  37,900               1,503,493
TRANSPORT-TRUCK (0.71%)
 CNF                                                            9,269                 521,567
 Yellow Roadway /1/ /2/                                         7,121                 323,649
                                                                                      845,216
                                                 TOTAL COMMON STOCKS              115,462,854

                                                Principal

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (1.95%)
FINANCE-MORTGAGE LOAN/BANKER (1.95%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank
                                                           $                     $
  3.72%; 11/01/05                                           2,304,162               2,304,162
                                              TOTAL COMMERCIAL PAPER                2,304,162















                                                Maturity

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.87%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $2,262,360; 02/15/26 -
  02/15/27) /3/                                            $2,218,243            $  2,218,000
                                         TOTAL REPURCHASE AGREEMENTS                2,218,000
                                                                                 ------------

                               TOTAL PORTFOLIO INVESTMENTS (101.33%)              119,985,016
OTHER ASSETS AND LIABILITIES, NET (-1.33%)                                         (1,580,264)
                                          TOTAL NET ASSETS (100.00%)             $118,404,752
                                                                                 ---------------





/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $  8,015,633
Unrealized Depreciation                        (4,827,789)
                                             ------------
Net Unrealized Appreciation (Depreciation)      3,187,844
Cost for federal income tax purposes         $116,797,172


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $ 36,791,348                     30.66%
 Consumer,
 Non-cyclical                        19,726,823                     16.44
 Consumer, Cyclical                  19,309,706                     16.09
 Utilities                           12,666,674                     10.56
 Industrial                          12,554,296                     10.46
 Energy                               6,286,369                      5.24
 Basic Materials                      5,035,115                      4.20
 Communications                       2,778,090                      2.32
 Technology                           2,532,433                      2.11
 Government                           2,304,162                      1.92
                TOTAL              $119,985,016                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS GLOBAL EQUITY FUND
                                OCTOBER 31, 2005

                                              Shares

                                              Held                         Value

------------------------------------------------------------------------------------------
COMMON STOCKS (96.90%)
ADVERTISING SERVICES (0.73%)
                                                                        $
 WPP Group                                             9,000                 88,424
AEROSPACE & DEFENSE EQUIPMENT (1.61%)
 United Technologies                                   3,800                194,864
APPLICATIONS SOFTWARE (1.95%)
 Microsoft                                             9,200                236,440
AUTO-CARS & LIGHT TRUCKS (1.22%)
 Bayerische Motoren Werke                              3,400                147,785
BEVERAGES-NON-ALCOHOLIC (1.54%)
 PepsiCo                                               3,150                186,102
BREWERY (1.12%)
 Fomento Economico Mexicano                            2,000                135,980
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (2.13%)
 Imerys                                                1,750                120,943
 Masco                                                 4,800                136,800
                                                                            257,743
BUILDING PRODUCTS-CEMENT & AGGREGATE (2.15%)
 Holcim                                                2,200                136,659
 Lafarge                                               1,500                123,248
                                                                            259,907
BUILDING-RESIDENTIAL & COMMERCIAL (1.13%)
 Lennar                                                2,450                136,171
CHEMICALS-DIVERSIFIED (1.44%)
 Nitto Denko                                           2,900                174,640
COMMERCIAL BANKS (13.11%)
 Bank of Fukuoka                                      15,000                115,974
 Barclays                                             18,700                185,216
 BNP Paribas                                           2,250                170,455
 Credit Suisse Group                                   4,000                176,439
 HSBC Holdings                                        15,200                237,833
 Mitsubishi UFJ Financial Group                           19                236,674
 Royal Bank of Scotland                                7,100                196,576
 UBS                                                   1,700                144,179
 UniCredito Italiano                                  22,000                122,727
                                                                          1,586,073
COMPUTERS (1.00%)
 Dell /1/                                              3,800                121,144
CONSULTING SERVICES (1.28%)
 Accenture /1/                                         5,900                155,229
DIVERSIFIED MANUFACTURING OPERATIONS (3.70%)
 General Electric                                     10,700                362,837
 Pentair                                               2,600                 84,474
                                                                            447,311
DIVERSIFIED MINERALS (1.47%)
 Cia Vale do Rio Doce                                  4,300                177,719
ELECTRIC-INTEGRATED (1.13%)
 Scottish Power                                       13,900                136,074
ELECTRONIC COMPONENTS-MISCELLANEOUS (3.76%)
 FANUC                                                 1,700                132,898
                                              Shares

                                              Held                         Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-MISCELLANEOUS (CONTINUED)
                                                                        $
 Flextronics International /1/                         8,200                 76,178
 Hoya                                                  1,000                 34,878
 Hoya /1/ /3/                                          3,000                103,862
 Samsung Electronics /2/                                 400                106,800
                                                                            454,616
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.01%)
 Intel                                                 5,200                122,200
ENTERPRISE SOFTWARE & SERVICE (1.74%)
 BEA Systems /1/                                       9,300                 82,026
 Computer Associates International                     4,600                128,662
                                                                            210,688
FINANCE-COMMERCIAL (1.13%)
 CIT Group                                             3,000                137,190
FINANCE-CONSUMER LOANS (0.48%)
 Takefuji                                                840                 58,523
FINANCE-CREDIT CARD (0.60%)
 Credit Saison                                         1,600                 72,162
FINANCE-INVESTMENT BANKER & BROKER (2.06%)
 Citigroup                                             4,300                196,854
 Friedman, Billings, Ramsey Group                      5,900                 52,333
                                                                            249,187
FOOD-DAIRY PRODUCTS (1.02%)
 Dean Foods /1/                                        3,400                122,910
FOOD-RETAIL (0.92%)
 Tesco                                                21,000                111,805
GAS-DISTRIBUTION (0.78%)
 Centrica                                             22,200                 93,828
HUMAN RESOURCES (1.02%)
 Adecco                                                2,900                123,538
IMPORT & EXPORT (2.56%)
 Mitsubishi                                            7,400                143,035
 Sumitomo                                             15,000                166,230
                                                                            309,265
LIFE & HEALTH INSURANCE (1.20%)
 Prudential Financial                                  2,000                145,580
MACHINERY-CONSTRUCTION & MINING (1.04%)
 Caterpillar                                           2,400                126,216
MACHINERY-ELECTRICAL (1.63%)
 Nidec                                                   800                 46,665
 Nidec /1/ /3/                                           800                 44,328
 SMC                                                     800                105,906
                                                                            196,899
MEDICAL PRODUCTS (2.77%)
 Johnson & Johnson                                     3,600                225,432
 Smith & Nephew                                       13,000                110,004
                                                                            335,436
MEDICAL-BIOMEDICAL/GENE (1.63%)
 Amgen /1/                                             2,600                196,976
                                              Shares

                                              Held                         Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (5.24%)
                                                                        $
 GlaxoSmithKline                                       8,400                218,591
 Pfizer                                                7,100                154,354
 Roche Holding                                         1,750                261,057
                                                                            634,002
METAL-DIVERSIFIED (1.23%)
 Freeport-McMoRan Copper & Gold                        3,000                148,260
MONEY CENTER BANKS (1.99%)
 Bank of America                                       5,500                240,570
MULTI-LINE INSURANCE (3.69%)
 American International Group                          3,500                226,800
 XL Capital                                            1,700                108,902
 Zurich Financial Services                               650                110,708
                                                                            446,410
MULTIMEDIA (1.33%)
 News                                                 10,700                161,142
OFFICE AUTOMATION & EQUIPMENT (1.04%)
 Canon                                                 2,400                125,149
OIL & GAS DRILLING (1.28%)
 Transocean /1/                                        2,700                155,223
OIL COMPANY-EXPLORATION & PRODUCTION (2.54%)
 Apache                                                1,900                121,277
 Talisman Energy                                       4,200                186,259
                                                                            307,536
OIL COMPANY-INTEGRATED (5.95%)
 BG Group                                             21,300                187,212
 ConocoPhillips                                        2,400                156,912
 Total                                                 1,500                376,213
                                                                            720,337
RETAIL-BUILDING PRODUCTS (0.72%)
 Kingfisher                                           23,000                 86,420
RETAIL-DRUG STORE (1.07%)
 Shoppers Drug Mart                                    3,900                129,906
RETAIL-OFFICE SUPPLIES (1.82%)
 Office Depot /1/                                      8,000                220,240
TOBACCO (1.92%)
 Altria Group                                          3,100                232,655
TRANSPORT-SERVICES (1.43%)
 Deutsche Post                                         7,762                173,295
WIRELESS EQUIPMENT (3.59%)
 Nokia                                                 8,700                144,635
 Qualcomm                                              4,000                159,040
                                              Shares

                                              Held                         Value

------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (CONTINUED)
 Telefonaktiebolaget LM Ericsson                      40,100            $   130,920
                                                                            434,595
                                        TOTAL COMMON STOCKS              11,724,365
                                                                        -----------

                       TOTAL PORTFOLIO INVESTMENTS (96.90%)              11,724,365
OTHER ASSETS AND LIABILITIES, NET (3.10%)                                   375,534
                                 TOTAL NET ASSETS (100.00%)             $12,099,899
                                                                        -------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS GLOBAL EQUITY FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $106,800 or 0.88% of net assets.
/3 /Security purchased on a when-issued basis. See Notes to Financial
  Statements.


UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $   808,602
Unrealized Depreciation                         (502,230)
                                             -----------
Net Unrealized Appreciation (Depreciation)       306,372
Cost for federal income tax purposes         $11,417,993


           INVESTMENTS BY COUNTRY (UNAUDITED)
 Country                     Value            Percentage of
                                               Total Value
---------------------------------------------------------------
 Brazil                   $   177,719              1.52%
 Canada                       316,166              2.70
 Finland                      144,635              1.23
 France                       790,858              6.74
 Germany                      321,080              2.74
 Hong Kong                    237,833              2.03
 Italy                        122,727              1.05
 Japan                      1,560,924             13.31
 Korea                        106,800              0.91
 Mexico                       135,980              1.16
 Sweden                       130,920              1.12
 Switzerland                  952,579              8.12
 United Kingdom             1,414,151             12.06
 United States              5,311,993             45.31
             TOTAL        $11,724,365            100.00%
                          -------------          ---------


Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS INTERNATIONAL FUND
                                OCTOBER 31, 2005

                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (95.06%)
AEROSPACE & DEFENSE (0.95%)
                                                                              $
 BAE Systems                                               459,900               2,688,700
 Meggitt                                                   156,600                 839,290
 Rolls-Royce Group                                         286,307               1,849,954
 Rolls-Royce Group - B shares                            9,098,394                  16,348
                                                                                 5,394,292
AEROSPACE & DEFENSE-EQUIPMENT (0.21%)
 European Aeronautic Defense & Space                        35,400               1,225,368
AGRICULTURAL CHEMICALS (0.23%)
 Yara International                                         78,200               1,290,211
APPAREL MANUFACTURERS (0.08%)
 Billabong International                                    49,200                 475,671
AUDIO & VIDEO PRODUCTS (0.68%)
 Matsushita Electric Industrial                            172,000               3,125,124
 Sony                                                       22,800                 736,463
                                                                                 3,861,587
AUTO-CARS & LIGHT TRUCKS (2.93%)
 DaimlerChrysler                                            22,550               1,126,015
 Honda Motor                                                56,900               3,099,059
 Renault                                                    25,800               2,232,663
 Toyota Motor                                              225,600              10,291,104
                                                                                16,748,841
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.15%)
 NOK                                                        27,900                 836,485
BEVERAGES-WINE & SPIRITS (0.83%)
 C&C Group                                                  84,900                 523,697
 Diageo                                                    145,400               2,149,250
 Pernod Ricard                                              10,700               1,869,841
 Takara Holdings                                            33,000                 194,193
                                                                                 4,736,981
BREWERY (0.74%)
 Asahi Breweries                                           124,000               1,541,411
 Foster's Group                                            403,200               1,747,254
 SABMiller                                                  50,000                 944,432
                                                                                 4,233,097
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.57%)
 CRH                                                        61,500               1,534,369
 CRH                                                         7,700                 192,293
 Rinker Group                                              136,400               1,534,783
                                                                                 3,261,445
BUILDING PRODUCTS-DOORS & WINDOWS (0.22%)
 Asahi Glass                                               115,000               1,238,864
BUILDING-HEAVY CONSTRUCTION (0.34%)
 Vinci                                                      25,200               1,967,948
BUILDING-RESIDENTIAL & COMMERCIAL (0.26%)
 Daiwa House Industry                                       67,000                 894,446
 Taylor Woodrow                                            107,400                 596,044
                                                                                 1,490,490
CASINO HOTELS (0.08%)
 Sky City Entertainment Group                              150,300                 477,550
                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CELLULAR TELECOMMUNICATIONS (2.18%)
                                                                              $
 NTT DoCoMo                                                    607               1,042,910
 O2 /1/                                                    457,200               1,667,284
 Vodafone Group                                          3,707,200               9,745,600
                                                                                12,455,794
CHEMICALS-DIVERSIFIED (1.44%)
 BASF                                                       18,400               1,323,196
 Bayer                                                      39,950               1,384,780
 DSM                                                        53,400               1,915,595
 K+S                                                        27,120               1,778,440
 Nitto Denko                                                30,400               1,830,712
                                                                                 8,232,723
CHEMICALS-SPECIALTY (0.27%)
 Syngenta                                                   14,580               1,560,651
CIRCUIT BOARDS (0.17%)
 IBIDEN                                                     24,000                 964,907
COMMERCIAL BANKS (12.83%)
 Allied Irish Banks                                          4,500                  94,161
 Allied Irish Banks                                        124,100               2,619,046
 Australia & New Zealand Banking Group                     175,575               3,089,308
 Banca Intesa                                              501,146               2,337,961
 Banca Intesa                                              371,600               1,607,863
 Banca Popolare di Milano Scarl                            170,900               1,627,327
 Banco Pastor                                               12,200                 521,521
 Banco Santander Central Hispano                           283,000               3,606,564
 Barclays                                                  175,200               1,735,283
 BNP Paribas                                                37,800               2,863,636
 Commonwealth Bank of Australia                             39,900               1,159,062
 Credit Suisse Group                                       142,835               6,300,405
 DnB                                                       234,500               2,398,949
 EFG Eurobank Ergasias                                      45,310               1,362,176
 Erste Bank der Oesterreichischen Sparkassen                22,540               1,171,680
 Hokuhoku Financial Group                                  322,000               1,325,012
 HSBC Holdings                                             690,925              10,867,370
 Mitsubishi UFJ Financial Group                                176               2,192,346
 Mitsui Trust Holdings                                     153,000               1,832,241
 Mizuho Financial Group                                        670               4,443,452
 National Australia Bank                                    66,200               1,632,223
 Nishi-Nippon Bank                                         200,000               1,158,026
 Royal Bank of Scotland                                    188,200               5,210,657
 St. George Bank                                            58,100               1,182,472
 Standard Chartered                                        116,617               2,448,402
 Sumitomo Mitsui Financial Group                               475               4,366,221
 UBS                                                         9,745                 826,487
 UniCredito Italiano                                       591,100               3,297,459
                                                                                73,277,310
COMMERCIAL SERVICES (0.19%)
 SGS                                                         1,495               1,100,031
COMPUTER SERVICES (0.18%)
 Computershare                                             204,100                 998,831
COMPUTERS-INTEGRATED SYSTEMS (0.31%)
 Fujitsu                                                   273,000               1,791,779
                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-MEMORY DEVICES (0.18%)
                                                                              $
 TDK                                                        15,600               1,046,656
COOPERATIVE BANKS (0.64%)
 Banche Popolari Unite                                      72,800               1,539,883
 Banco Popolare di Verona e Novara                         113,200               2,088,010
                                                                                 3,627,893
COSMETICS & TOILETRIES (0.30%)
 Kao                                                        72,000               1,716,421
DATA PROCESSING & MANAGEMENT (0.15%)
 Tele Atlas /1/                                             30,500                 839,124
DISTRIBUTION-WHOLESALE (0.34%)
 Cia de Distribucion Integral Logista                       14,500                 767,811
 Esprit Holdings                                           167,500               1,180,787
                                                                                 1,948,598
DIVERSIFIED MANUFACTURING OPERATIONS (0.30%)
 Smiths Group                                              107,600               1,740,031
DIVERSIFIED MINERALS (1.65%)
 Anglo American                                             44,100               1,304,521
 BHP Billiton                                              196,100               2,884,794
 BHP Billiton                                              279,700               4,336,288
 Xstrata                                                    39,500                 904,831
                                                                                 9,430,434
DIVERSIFIED OPERATIONS (0.98%)
 Hutchison Whampoa                                         215,000               2,035,641
 Keppel                                                    205,000               1,402,495
 Swire Pacific                                             107,500                 963,740
 Wharf Holdings                                            349,000               1,190,742
                                                                                 5,592,618
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.20%)
 Rank Group                                                216,700               1,135,499
ELECTRIC PRODUCTS-MISCELLANEOUS (0.97%)
 Mitsubishi Electric                                       226,000               1,345,458
 Sharp                                                      97,000               1,324,943
 Stanley Electric                                           83,800               1,283,582
 Techtronic Industries                                     267,000                 656,104
 Toshiba                                                   202,000                 930,132
                                                                                 5,540,219
ELECTRIC-INTEGRATED (2.17%)
 E.ON                                                       67,820               6,140,273
 RWE                                                        21,800               1,385,706
 Scottish & Southern Energy                                103,100               1,790,456
 Tokyo Electric Power                                      124,700               3,090,585
                                                                                12,407,020
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.27%)
 Dainippon Screen Manufacturing                             82,000                 500,855
 Hoya                                                        6,000                 209,269
 Hoya /1/ /3/                                               18,000                 623,169
 Koninklijke Philips Electronics                           134,400               3,509,307
 Nippon Electric Glass                                      92,000               1,750,612
 OMRON                                                      27,000                 634,380
                                                                                 7,227,592
                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.20%)
                                                                              $
 Chartered Semiconductor Manufacturing /1/                 753,000                 466,309
 Sanken Electric                                            57,000                 653,709
                                                                                 1,120,018
ELECTRONIC MEASUREMENT INSTRUMENTS (0.18%)
 Yokogawa Electric                                          71,000               1,039,947
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.89%)
 ABB /1/                                                   269,495               2,058,106
 Bradken                                                   175,935                 492,936
 Linde                                                      35,600               2,537,497
                                                                                 5,088,539
ENTERPRISE SOFTWARE & SERVICE (0.74%)
 SAP                                                        19,750               3,378,719
 Software                                                   18,250                 830,638
                                                                                 4,209,357
ENTERTAINMENT SOFTWARE (0.28%)
 KOEI                                                       14,800                 444,998
 Ubisoft Entertainment /1/                                  24,420               1,125,502
                                                                                 1,570,500
FINANCE-CONSUMER LOANS (0.04%)
 SFCG                                                          880                 210,843
FINANCE-CREDIT CARD (0.44%)
 Credit Saison                                              36,000               1,623,642
 OMC Card                                                   53,000                 884,661
                                                                                 2,508,303
FINANCE-INVESTMENT BANKER & BROKER (0.89%)
 Macquarie Bank                                             45,500               2,198,476
 Mediobanca                                                 87,800               1,553,247
 Nikko Cordial                                             110,500               1,328,981
                                                                                 5,080,704
FINANCE-LEASING COMPANY (0.47%)
 Diamond Lease                                              24,000               1,111,293
 ORIX                                                        8,300               1,545,131
                                                                                 2,656,424
FINANCE-OTHER SERVICES (0.87%)
 Deutsche Boerse                                            36,450               3,426,274
 Man Group                                                  56,600               1,542,024
                                                                                 4,968,298
FOOD-MISCELLANEOUS/DIVERSIFIED (1.74%)
 Associated British Foods                                   90,600               1,270,251
 Groupe Danone                                              17,700               1,804,132
 Kerry Group                                                48,800               1,012,940
 Nestle                                                      4,743               1,410,667
 Royal Numico /1/                                           89,700               3,629,256
 Unilever                                                   80,600                 817,572
                                                                                 9,944,818
FOOD-RETAIL (0.79%)
 Tesco                                                     656,700               3,496,301
 Woolworths                                                 82,200               1,002,918
                                                                                 4,499,219
FORESTRY (0.08%)
 Sumitomo Forestry                                          51,000                 469,232
                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GAS-DISTRIBUTION (0.41%)
                                                                              $
 Gaz de France /1/                                          35,455               1,089,257
 Hong Kong & China Gas                                     613,000               1,265,165
                                                                                 2,354,422
HUMAN RESOURCES (0.41%)
 Ranstad Holdings                                           61,700               2,360,400
IMPORT & EXPORT (1.23%)
 Mitsubishi                                                 99,000               1,913,577
 Mitsui                                                    282,000               3,447,326
 Sumitomo                                                  151,000               1,673,382
                                                                                 7,034,285
INDUSTRIAL GASES (0.21%)
 Air Liquide                                                 6,500               1,181,040
INTERNET BROKERS (0.20%)
 E*Trade Securities                                            224               1,168,060
INTERNET CONTENT-ENTERTAINMENT (0.08%)
 Index                                                         409                 456,767
INTERNET FINANCIAL SERVICES (0.12%)
 United Internet                                            21,570                 692,648
INTERNET GAMBLING (0.08%)
 PartyGaming /1/                                           285,300                 440,660
INVESTMENT COMPANIES (0.28%)
 Macquarie Airports Management                             234,700                 526,068
 Macquarie Infrastructure Group                            423,080               1,084,237
                                                                                 1,610,305
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.33%)
 AMVESCAP                                                   95,900                 603,948
 Muenchmeyer Petersen Capital                               18,010               1,273,363
                                                                                 1,877,311
LEISURE & RECREATION PRODUCTS (0.38%)
 SEGA SAMMY Holdings                                        32,000               1,143,593
 SEGA SAMMY Holdings /1/ /3/                                29,000               1,043,856
                                                                                 2,187,449
LIFE & HEALTH INSURANCE (1.17%)
 AMP                                                       287,300               1,564,843
 Old Mutual                                                201,200                 469,261
 Prudential                                                287,016               2,408,356
 T&D Holdings                                               36,000               2,254,542
                                                                                 6,697,002
MACHINERY TOOLS & RELATED PRODUCTS (0.16%)
 IWKA                                                       42,090                 932,645
MACHINERY-ELECTRICAL (0.30%)
 Nidec                                                      14,000                 816,631
 Nidec /1/ /3/                                               9,600                 531,936
 Schindler Holding                                           1,001                 381,064
                                                                                 1,729,631
MACHINERY-FARM (0.22%)
 Kubota                                                    175,000               1,264,336
MACHINERY-GENERAL INDUSTRY (0.64%)
 MAN                                                        36,700               1,699,831
                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-GENERAL INDUSTRY (CONTINUED)
                                                                              $
 Metso                                                      74,400               1,933,741
                                                                                 3,633,572
MEDICAL PRODUCTS (0.70%)
 Nobel Biocare Holding                                      11,113               2,558,546
 Synthes                                                    13,650               1,443,130
                                                                                 4,001,676
MEDICAL-DRUGS (7.19%)
 Astellas Pharma                                            53,600               1,910,914
 AstraZeneca                                                60,900               2,730,792
 Chugai Pharmaceutical                                     109,200               2,382,784
 CSL                                                        31,597                 885,288
 GlaxoSmithKline                                           364,900               9,495,707
 Merck                                                      15,950               1,317,800
 Novartis                                                  159,595               8,572,468
 Roche Holding                                              63,400               9,457,703
 Sanofi-Aventis                                             13,100               1,048,126
 Shionogi                                                   42,000                 508,741
 Shire Pharmaceuticals Group                                46,900                 553,362
 Takeda Chemical Industries                                 40,600               2,218,255
                                                                                41,081,940
METAL-DIVERSIFIED (0.73%)
 Rio Tinto                                                  76,300               2,909,420
 Rio Tinto                                                  29,300               1,232,709
                                                                                 4,142,129
MISCELLANEOUS INVESTING (0.54%)
 Japan Retail Fund Investment                                  106                 766,737
 Rodamco Europe                                             28,900               2,298,431
                                                                                 3,065,168
MONEY CENTER BANKS (0.78%)
 Banco Bilbao Vizcaya Argentaria                           251,800               4,436,433
MORTGAGE BANKS (0.31%)
 Hypo Real Estate Holding                                   36,150               1,741,903
MULTI-LINE INSURANCE (3.53%)
 Allianz                                                    30,570               4,300,085
 Assicurazioni Generali                                     23,500                 698,329
 Aviva                                                     227,055               2,678,967
 AXA                                                       146,700               4,245,146
 Baloise Holding                                            17,850                 908,330
 ING Groep                                                 166,000               4,781,770
 Skandia Forsakrings                                       513,700               2,560,872
                                                                                20,173,499
MULTIMEDIA (1.61%)
 Lagardere                                                  27,800               1,909,606
 Publishing & Broadcasting                                  42,900                 516,690
 Reuters Group                                             302,600               1,924,428
 Vivendi Universal                                         153,040               4,817,213
                                                                                 9,167,937
NON-FERROUS METALS (0.23%)
 Sumitomo Titanium                                           8,300                 955,457
 Sumitomo Titanium /1/ /3/                                   3,100                 346,205
                                                                                 1,301,662
                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NON-HOTEL GAMBLING (0.66%)
                                                                              $
 Hilton Group                                              448,200               2,693,691
 William Hill                                              112,600               1,066,420
                                                                                 3,760,111
OFFICE AUTOMATION & EQUIPMENT (0.70%)
 Canon                                                      51,600               2,690,709
 Neopost                                                    13,340               1,286,226
                                                                                 3,976,935
OIL COMPANY-EXPLORATION & PRODUCTION (0.18%)
 Woodside Petroleum                                         44,100               1,041,198
OIL COMPANY-INTEGRATED (8.61%)
 BG Group                                                  514,100               4,518,590
 BP Amoco                                                1,389,100              15,344,552
 ENI                                                       213,500               5,717,882
 OMV                                                        57,530               3,100,791
 Royal Dutch Shell-A shares                                 20,800                 644,741
 Royal Dutch Shell-A shares                                148,800               4,585,728
 Royal Dutch Shell-B Shares                                137,404               4,480,486
 Total                                                      42,950              10,772,224
                                                                                49,164,994
OIL REFINING & MARKETING (1.42%)
 Caltex Australia                                           45,600                 692,303
 Neste Oil Oyj /1/                                          38,700               1,198,221
 Nippon Mining Holdings                                    183,000               1,340,999
 Nippon Oil                                                252,000               2,128,053
 Singapore Petroleum                                       223,000                 633,930
 Statoil                                                    94,300               2,110,723
                                                                                 8,104,229
POWER CONVERTER & SUPPLY EQUIPMENT (0.27%)
 Vestas Wind Systems /1/                                    70,425               1,523,103
PRINTING-COMMERCIAL (0.20%)
 Dai Nippon Printing                                        70,000               1,141,961
PROPERTY & CASUALTY INSURANCE (0.87%)
 QBE Insurance Group                                       166,118               2,209,247
 Sompo Japan Insurance                                     186,000               2,780,293
                                                                                 4,989,540
PUBLIC THOROUGHFARES (0.19%)
 ConnectEast Group                                       1,265,076                 685,271
 Transurban Group                                           84,600                 404,536
                                                                                 1,089,807
PUBLISHING-BOOKS (0.36%)
 Yell Group                                                262,900               2,059,396
PUBLISHING-PERIODICALS (0.64%)
 Eniro                                                     149,100               1,628,864
 VNU                                                        63,400               2,014,615
                                                                                 3,643,479
REAL ESTATE OPERATOR & DEVELOPER (0.92%)
 British Land                                              120,300               1,895,360
 Cheung Kong                                               141,000               1,466,865
 City Developments                                         119,000                 617,617
 Mitsui Fudosan                                             79,000               1,286,070
                                                                                 5,265,912
                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REINSURANCE (0.21%)
                                                                              $
 Muenchener Rueckversicherungs-Gesellschaft                 10,350               1,213,636
RETAIL-APPAREL & SHOE (0.40%)
 Hennes & Mauritz                                           49,800               1,616,507
 Next                                                       29,400                 693,767
                                                                                 2,310,274
RETAIL-AUTOMOBILE (0.21%)
 USS                                                        17,900               1,224,037
RETAIL-CONSUMER ELECTRONICS (0.47%)
 DSG International                                         310,000                 790,242
 KESA Electricals                                          282,800               1,201,508
 Yamada Denki                                                8,200                 716,413
                                                                                 2,708,163
RETAIL-DRUG STORE (0.13%)
 Boots Group                                                67,400                 735,579
RETAIL-JEWELRY (0.47%)
 Citizen Watch                                              86,000                 650,144
 Compagnie Financiere Richemont                             53,972               2,050,443
                                                                                 2,700,587
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.35%)
 Aeon                                                       96,900               1,997,852
RUBBER & VINYL (0.31%)
 JSR                                                        74,700               1,755,118
RUBBER-TIRES (0.11%)
 Sumitomo Rubber Industries                                 49,000                 598,583
SEMICONDUCTOR EQUIPMENT (0.32%)
 ASM Lithography Holding /1/                                47,400                 800,503
 Tokyo Electron                                             20,900               1,043,160
                                                                                 1,843,663
SOAP & CLEANING PREPARATION (0.40%)
 Reckitt Benckiser                                          76,200               2,302,632
SPECIAL PURPOSE BANKS (0.17%)
 DEPFA Bank                                                 60,700                 945,870
STEEL PRODUCERS (0.92%)
 JFE Holdings                                               52,200               1,609,879
 Nippon Steel                                            1,025,000               3,636,657
                                                                                 5,246,536
STEEL-SPECIALTY (0.10%)
 Hitachi Metals                                             55,000                 561,789
TELECOMMUNICATION EQUIPMENT (0.62%)
 GN Store Nord                                              91,750               1,104,437
 Marconi /1/                                               232,700               1,535,501
 TANDBERG Television /1/                                    72,800                 907,137
                                                                                 3,547,075
TELECOMMUNICATION SERVICES (0.15%)
 Telecom Corporation of New Zealand                        203,857                 831,761
TELEPHONE-INTEGRATED (2.34%)
 BT Group                                                  126,200                 475,855
                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
                                                                              $
 Deutsche Telekom                                          109,050               1,926,563
 France Telecom                                             31,200                 810,176
 Nippon Telegraph & Telephone                                  103                 483,124
 TDC                                                        25,025               1,399,750
 Telecom Italia                                            748,100               1,807,304
 Telefonica                                                404,132               6,442,684
                                                                                13,345,456
TELEVISION (0.60%)
 Antena 3 de Television                                     52,000               1,010,229
 ITV                                                       948,800               1,751,003
 Television Broadcasts                                     119,000                 660,825
                                                                                 3,422,057
TEXTILE-PRODUCTS (0.39%)
 Teijin                                                    182,000               1,078,820
 Toray Industries                                          209,000               1,156,273
                                                                                 2,235,093
TOBACCO (1.67%)
 Altadis                                                    94,100               3,989,867
 British American Tobacco                                  182,200               4,009,180
 Imperial Tobacco Group                                     24,900                 714,527
 Japan Tobacco                                                  51                 806,151
                                                                                 9,519,725
TOYS (0.08%)
 Nintendo                                                    4,300                 478,742
TRANSPORT-MARINE (0.93%)
 Frontline                                                  20,200                 806,390
 Mitsui O.S.K. Lines                                       179,000               1,254,792
 Nippon Yusen Kabushiki Kaisha                             179,000               1,076,414
 Stolt-Neilsen                                              61,330               2,160,554
                                                                                 5,298,150
TRANSPORT-RAIL (0.42%)
 East Japan Railway                                            406               2,406,598
TRANSPORT-SERVICES (0.40%)
 Deutsche Post                                             102,600               2,290,650
VENTURE CAPITAL (0.25%)
 3i Group                                                  104,929               1,406,137
WATER (0.80%)
 Northumbrian Water Group                                  258,000               1,083,583
 Suez                                                       94,225               2,550,587
 Veolia Environnement                                       23,000                 956,749
                                                                                 4,590,919
WEB PORTALS (0.38%)
 Yahoo! Japan                                                1,311               1,385,275
 Yahoo! Japan /1/ /3/                                          719                 772,089
                                                                                 2,157,364
WHOLESALING & HARBOR TRANSPORT SERVICES (0.17%)
 Kamigumi                                                  116,000                 951,677
WIRE & CABLE PRODUCTS (0.46%)
 Fujikura                                                   85,000                 546,197
                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRE & CABLE PRODUCTS (CONTINUED)
                                                                              $
 Sumitomo Electric Industries                              161,000               2,105,081
                                                                                 2,651,278
WIRELESS EQUIPMENT (1.37%)
 Nokia                                                     302,350               5,026,492
 Telefonaktiebolaget LM Ericsson                           852,000               2,781,639
                                                                                 7,808,131
                                              TOTAL COMMON STOCKS              542,817,840

                                              Shares

                                              Held                               Value

-------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.62%)
AUTO-CARS & LIGHT TRUCKS (0.27%)
 Porsche                                                     2,150               1,553,671
DRUG DELIVERY SYSTEMS (0.35%)
 Fresenius                                                  14,200               1,994,191
                                           TOTAL PREFERRED STOCKS                3,547,862

                                              Principal

                                              Amount                             Value

-------------------------------------------------------------------------------------------------
TREASURY BONDS (0.10%)
 U.S. Treasury
                                                         $                    $
  3.08%; 01/12/06 /2/                                      400,000                 397,037
  3.44%; 12/08/05 /2/                                      150,000                 149,446
                                             TOTAL TREASURY BONDS                  546,483
                                                                              ------------

                             TOTAL PORTFOLIO INVESTMENTS (95.78%)              546,912,185
OTHER ASSETS AND LIABILITIES, NET (4.22%)                                       24,115,685
                                       TOTAL NET ASSETS (100.00%)             $571,027,870
                                                                              --------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS INTERNATIONAL FUND
                                OCTOBER 31, 2005


    Contract                     Opening       Current      Unrealized
      Type         Commitment  Market Value  Market Value   Gain(Loss)
-----------------------------------------------------------------------
FUTURES CONTRACTS
220 DJ Eurostoxx     Buy        $8,885,560    $8,735,178    $(150,382)
50
December 2005
Futures

63 FTSE 100 Index    Buy         5,991,901     5,935,979      (55,922)
December 2005
Futures


35 Topix Index       Buy         3,833,109     4,359,779      526,670
December 2005
Futures

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS INTERNATIONAL FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $546,483 or 0.10% of net assets.
/3 /Security purchased on a when-issued basis. See Notes to Financial
  Statements.


UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 50,492,784
Unrealized Depreciation                        (7,455,541)
                                             ------------
Net Unrealized Appreciation (Depreciation)     43,037,243
Cost for federal income tax purposes         $503,874,942


                       INVESTMENTS BY COUNTRY (UNAUDITED)
                                                                 Percentage of
                                     Value
 Country                                                          Total Value

---------------------------------------------------------------------------------------

 Australia                          $ 30,692,614                        5.41%

 Austria                               4,272,471                        0.75

 Currency Contract                     1,800,000                        0.32

 Denmark                               4,027,290                        0.71

 Finland                               8,158,454                        1.44

 France                               42,530,071                        7.49

 Germany                              52,983,700                        9.33

 Gibraltar                               440,660                        0.08

 Greece                                1,362,176                        0.24

 Hong Kong                             9,419,869                        1.66

 Ireland                               6,922,378                        1.22

 Italy                                22,275,265                        3.92

 Japan                               135,499,083                       23.86

 Netherlands                          28,604,838                        5.04

 New Zealand                           1,309,311                        0.23

 Norway                                9,673,964                        1.70

 Singapore                             3,120,350                        0.55

 Spain                                20,775,108                        3.66

 Swaziland                             1,628,864                        0.29

 Sweden                                6,959,019                        1.23

 Switzerland                          39,532,861                        6.96

 United Kingdom                      135,208,292                       23.81

 United States                           546,483                        0.10
                TOTAL               $567,743,121                      100.00%

                                  -------------------               --------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS LARGECAP GROWTH FUND
                                OCTOBER 31, 2005

                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (97.06%)
ADVERTISING SERVICES (0.18%)
                                                                               $
 Getty Images /1/                                             7,300                 605,973
AEROSPACE & DEFENSE (0.22%)
 Rockwell Collins                                            16,300                 746,866
AEROSPACE & DEFENSE EQUIPMENT (1.23%)
 Goodrich                                                    12,300                 443,661
 Lockheed Martin                                             62,300               3,772,888
                                                                                  4,216,549
AIRLINES (0.18%)
 AMR /1/ /2/                                                 45,200                 610,652
APPAREL MANUFACTURERS (0.37%)
 Coach /1/                                                   30,200                 971,836
 Columbia Sportswear /1/ /2/                                  6,700                 284,281
                                                                                  1,256,117
APPLIANCES (0.05%)
 Maytag                                                      10,100                 173,922
APPLICATIONS SOFTWARE (0.34%)
 Microsoft                                                   45,000               1,156,500
ATHLETIC FOOTWEAR (0.10%)
 Nike                                                         4,100                 344,605
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.11%)
 Oshkosh Truck                                                8,300                 361,548
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.00%)
 Johnson Controls                                               100                   6,805
BUILDING PRODUCTS-AIR & HEATING (0.04%)
 American Standard                                            3,600                 136,944
BUILDING-RESIDENTIAL & COMMERCIAL (0.71%)
 DR Horton                                                   37,500               1,150,875
 KB Home                                                      1,500                  98,025
 Ryland Group                                                 5,200                 349,960
 Toll Brothers /1/                                           22,300                 823,093
                                                                                  2,421,953
CABLE TV (0.17%)
 Cablevision Systems /1/                                     23,000                 570,400
CASINO HOTELS (0.56%)
 Boyd Gaming                                                  5,600                 231,000
 MGM Mirage /1/                                              45,200               1,689,124
                                                                                  1,920,124
CELLULAR TELECOMMUNICATIONS (0.82%)
 Nextel Partners /1/                                         66,400               1,669,960
 NII Holdings /1/                                            13,800               1,144,296
                                                                                  2,814,256
CHEMICALS-DIVERSIFIED (0.10%)
 Dow Chemical                                                 7,700                 353,122
CHEMICALS-SPECIALTY (0.08%)
 Eastman Chemical                                             5,500                 290,180
COAL (0.09%)
 CONSOL Energy                                                5,200                 316,680
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICE-FINANCE (0.33%)
 Moody's                                                     11,300            $    601,838
 Paychex                                                     13,400                 519,384
                                                                                  1,121,222
COMMERCIAL SERVICES (0.04%)
 Alliance Data Systems /1/                                    4,300                 152,908
COMPUTER AIDED DESIGN (0.26%)
 Autodesk                                                    19,500                 880,035
COMPUTER SERVICES (0.33%)
 Affiliated Computer Services /1/                            15,900                 860,349
 Cognizant Technology Solutions /1/                           6,100                 268,278
                                                                                  1,128,627
COMPUTERS (5.26%)
 Apple Computer /1/                                          38,900               2,240,251
 Dell /1/                                                   418,400              13,338,592
 International Business Machines                             30,400               2,489,152
                                                                                 18,067,995
COMPUTERS-INTEGRATED SYSTEMS (0.18%)
 NCR /1/                                                     20,400                 616,488
COMPUTERS-MEMORY DEVICES (0.67%)
 EMC /1/                                                     48,400                 675,664
 Network Appliance /1/                                       16,200                 443,232
 Western Digital /1/                                         98,100               1,187,010
                                                                                  2,305,906
COMPUTERS-PERIPHERAL EQUIPMENT (0.19%)
 Lexmark International /1/                                   15,700                 651,864
CONTAINERS-METAL & GLASS (0.18%)
 Crown Holdings /1/                                          38,800                 629,336
COSMETICS & TOILETRIES (0.55%)
 Procter & Gamble                                            33,700               1,886,863
DATA PROCESSING & MANAGEMENT (1.75%)
 First Data                                                 113,900               4,607,255
 Fiserv /1/                                                  20,800                 908,544
 Global Payments                                              8,600                 368,510
 Total System Services                                        5,600                 119,336
                                                                                  6,003,645
DISTRIBUTION-WHOLESALE (0.08%)
 Ingram Micro /1/                                             4,600                  83,260
 W.W. Grainger                                                2,900                 194,242
                                                                                    277,502
DIVERSIFIED MANUFACTURING OPERATIONS (0.60%)
 General Electric                                            61,200               2,075,292
DRUG DELIVERY SYSTEMS (0.06%)
 Hospira /1/                                                  5,500                 219,175
E-COMMERCE-SERVICES (0.11%)
 eBay /1/                                                     9,900                 392,040
ELECTRIC-INTEGRATED (0.72%)
 Exelon                                                      41,300               2,148,839
 TXU                                                          3,100                 312,325
                                                                                  2,461,164
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (7.63%)
                                                                               $
 Cree /1/                                                    10,500                 252,420
 Intel                                                      715,800              16,821,300
 International Rectifier /1/                                 13,600                 402,424
 LSI Logic /1/                                               26,400                 214,104
 National Semiconductor                                       7,300                 165,199
 NVIDIA /1/                                                  23,100                 775,005
 QLogic /1/                                                  14,900                 449,384
 Texas Instruments                                          249,200               7,114,660
                                                                                 26,194,496
ELECTRONIC CONNECTORS (0.09%)
 Amphenol /2/                                                 7,700                 307,769
ELECTRONIC FORMS (0.54%)
 Adobe Systems                                               58,000               1,870,500
ELECTRONIC MEASUREMENT INSTRUMENTS (0.20%)
 Agilent Technologies /1/                                    21,600                 691,416
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.13%)
 Jacobs Engineering Group /1/ /2/                             6,900                 439,875
ENTERPRISE SOFTWARE & SERVICE (0.48%)
 Oracle /1/                                                 128,800               1,633,184
ENVIRONMENTAL MONITORING & DETECTION (0.02%)
 Mine Safety Appliances /2/                                   1,700                  71,213
FINANCE-CREDIT CARD (0.75%)
 MBNA                                                       101,300               2,590,241
FINANCE-INVESTMENT BANKER & BROKER (0.68%)
 Charles Schwab                                             122,700               1,865,040
 Legg Mason                                                   4,400                 472,164
                                                                                  2,337,204
FINANCE-MORTGAGE LOAN/BANKER (1.55%)
 Fannie Mae                                                 112,000               5,322,240
FINANCE-OTHER SERVICES (0.06%)
 Chicago Mercantile Exchange Holdings                           600                 219,090
FINANCIAL GUARANTEE INSURANCE (0.44%)
 Ambac Financial Group                                       15,500               1,098,795
 Radian Group                                                 7,700                 401,170
                                                                                  1,499,965
FOOD-RETAIL (0.20%)
 Kroger /1/                                                  34,300                 682,570
 Weis Markets                                                   400                  15,260
                                                                                    697,830
HEALTH CARE COST CONTAINMENT (0.99%)
 McKesson                                                    74,600               3,389,078
HOME FURNISHINGS (0.05%)
 Tempur-Pedic International /1/ /2/                          14,900                 164,794
HOTELS & MOTELS (0.89%)
 Marriott International                                      35,800               2,134,396
 Starwood Hotels & Resorts Worldwide                         15,700                 917,351
                                                                                  3,051,747
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HUMAN RESOURCES (0.10%)
                                                                               $
 Robert Half International                                    9,700                 357,736
INDUSTRIAL AUTOMATION & ROBOTS (0.39%)
 Rockwell Automation                                         25,400               1,350,010
INSURANCE BROKERS (0.11%)
 Marsh & McLennan                                            12,500                 364,375
INTERNET CONTENT-INFORMATION & NEWS (0.08%)
 CNET Networks /1/                                           20,200                 274,518
INTERNET INFRASTRUCTURE SOFTWARE (0.05%)
 F5 Networks /1/                                              3,500                 182,105
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.42%)
 Eaton Vance                                                 18,500                 460,465
 Franklin Resources                                          11,000                 972,070
                                                                                  1,432,535
LIFE & HEALTH INSURANCE (1.12%)
 Aflac                                                       80,700               3,855,846
MACHINERY-CONSTRUCTION & MINING (1.12%)
 Caterpillar                                                 67,500               3,549,825
 Joy Global                                                   6,200                 284,394
                                                                                  3,834,219
MACHINERY-PUMPS (0.05%)
 Graco                                                        4,900                 167,923
MEDICAL INFORMATION SYSTEM (0.12%)
 Cerner /1/ /2/                                               4,900                 413,805
MEDICAL INSTRUMENTS (0.24%)
 Medtronic                                                    9,100                 515,606
 St. Jude Medical /1/                                         6,700                 322,069
                                                                                    837,675
MEDICAL PRODUCTS (5.47%)
 Johnson & Johnson                                          284,100              17,790,342
 Stryker                                                      8,000                 328,560
 Zimmer Holdings /1/                                         10,400                 663,208
                                                                                 18,782,110
MEDICAL-BIOMEDICAL/GENE (1.26%)
 Amgen /1/                                                   26,800               2,030,368
 Genentech /1/                                               22,200               2,011,320
 Invitrogen /1/                                               4,300                 273,437
                                                                                  4,315,125
MEDICAL-DRUGS (5.95%)
 Abbott Laboratories                                         52,500               2,260,125
 American Pharmaceutical Partners /1/ /2/                     9,600                 413,280
 Forest Laboratories /1/                                     19,900                 754,409
 Merck                                                      278,800               7,867,736
 Pfizer                                                     332,900               7,237,246
 Wyeth                                                       42,000               1,871,520
                                                                                 20,404,316
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-GENERIC DRUGS (0.35%)
                                                                               $
 Barr Pharmaceuticals /1/                                    20,800               1,194,960
MEDICAL-HMO (7.19%)
 Aetna                                                       42,600               3,772,656
 Coventry Health Care /1/                                     6,600                 356,334
 Health Net /1/                                               7,100                 332,564
 Humana /1/                                                   8,600                 381,754
 UnitedHealth Group                                         328,700              19,028,443
 WellChoice /1/                                              10,400                 786,760
                                                                                 24,658,511
MEDICAL-HOSPITALS (0.93%)
 HCA                                                         50,300               2,423,957
 Triad Hospitals /1/                                          8,100                 333,153
 Universal Health Services /2/                                9,100                 428,974
                                                                                  3,186,084
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.43%)
 Lincare Holdings /1/                                        36,300               1,482,855
MEDICAL-WHOLESALE DRUG DISTRIBUTION (1.79%)
 AmerisourceBergen                                           11,300                 861,851
 Cardinal Health                                             84,500               5,282,095
                                                                                  6,143,946
METAL PROCESSORS & FABRICATION (0.13%)
 Precision Castparts                                          5,600                 265,216
 Timken /2/                                                   6,100                 172,996
                                                                                    438,212
MOTORCYCLE & MOTOR SCOOTER (0.63%)
 Harley-Davidson                                             43,500               2,154,555
MULTIMEDIA (0.21%)
 McGraw-Hill                                                 14,700                 719,418
OFFICE FURNISHINGS-ORIGINAL (0.01%)
 Herman Miller                                                1,500                  41,115
OIL & GAS DRILLING (0.26%)
 Helmerich & Payne                                            2,100                 116,340
 Patterson-UTI Energy                                        22,700                 774,751
                                                                                    891,091
OIL COMPANY-EXPLORATION & PRODUCTION (1.97%)
 Burlington Resources                                        33,800               2,441,036
 EOG Resources                                               59,300               4,019,354
 Murphy Oil                                                   6,100                 285,785
                                                                                  6,746,175
OIL COMPANY-INTEGRATED (3.72%)
 Exxon Mobil                                                227,500              12,771,850
OIL FIELD MACHINERY & EQUIPMENT (0.12%)
 Grant Prideco /1/                                           10,500                 408,345
OIL REFINING & MARKETING (0.36%)
 Frontier Oil                                                 8,200                 302,416
 Sunoco                                                       7,200                 536,400
 Valero Energy                                                3,900                 410,436
                                                                                  1,249,252
OIL-FIELD SERVICES (1.04%)
 Baker Hughes                                                21,000               1,154,160
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL-FIELD SERVICES (CONTINUED)
                                                                               $
 BJ Services                                                 19,700                 684,575
 Halliburton                                                 24,400               1,442,040
 Smith International                                          8,400                 272,160
                                                                                  3,552,935
OPTICAL SUPPLIES (0.07%)
 Bausch & Lomb                                                3,300                 244,827
PHARMACY SERVICES (1.39%)
 Caremark Rx /1/                                              7,000                 366,800
 Express Scripts /1/                                         33,900               2,556,399
 Medco Health Solutions /1/                                  25,000               1,412,500
 Omnicare                                                     8,200                 443,620
                                                                                  4,779,319
PIPELINES (0.81%)
 Kinder Morgan                                               28,900               2,627,010
 Questar                                                      1,800                 141,750
                                                                                  2,768,760
POWER CONVERTER & SUPPLY EQUIPMENT (0.16%)
 American Power Conversion                                   26,200                 560,418
REAL ESTATE OPERATOR & DEVELOPER (0.09%)
 St. Joe /2/                                                  4,500                 296,775
RENTAL-AUTO & EQUIPMENT (0.16%)
 Rent-A-Center /1/                                           30,900                 556,818
RESEARCH & DEVELOPMENT (0.32%)
 Pharmaceutical Product Development /1/                      19,300               1,109,171
RETAIL-APPAREL & SHOE (1.27%)
 American Eagle Outfitters /2/                               53,000               1,248,150
 bebe Stores                                                 45,100                 637,714
 Chico's FAS /1/                                             13,300                 525,882
 Nordstrom                                                   42,500               1,472,625
 Urban Outfitters /1/                                        16,200                 458,946
                                                                                  4,343,317
RETAIL-ARTS & CRAFTS (0.20%)
 Michaels Stores                                             20,700                 684,756
RETAIL-AUTO PARTS (0.49%)
 Advance Auto Parts /1/                                      29,700               1,113,750
 AutoZone /1/                                                 4,100                 331,690
 O'Reilly Automotive /1/                                      8,800                 248,160
                                                                                  1,693,600
RETAIL-AUTOMOBILE (0.05%)
 Copart /1/                                                   8,100                 189,459
RETAIL-BEDDING (0.81%)
 Bed Bath & Beyond /1/                                       68,400               2,771,568
RETAIL-BUILDING PRODUCTS (7.53%)
 Home Depot                                                 413,200              16,957,728
 Lowe's                                                     146,000               8,872,420
                                                                                 25,830,148
RETAIL-CATALOG SHOPPING (0.06%)
 MSC Industrial Direct                                        5,100                 194,718
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-CONVENIENCE STORE (0.14%)
                                                                               $
 7-Eleven /1/                                                12,900                 482,589
RETAIL-DISCOUNT (4.91%)
 Dollar General                                              61,200               1,189,728
 Dollar Tree Stores /1/                                      34,900                 752,444
 Family Dollar Stores                                         7,500                 166,050
 Target                                                      42,200               2,350,118
 TJX                                                         72,600               1,563,078
 Wal-Mart Stores                                            228,900              10,829,259
                                                                                 16,850,677
RETAIL-DRUG STORE (1.08%)
 CVS                                                         16,400                 400,324
 Walgreen                                                    72,500               3,293,675
                                                                                  3,693,999
RETAIL-HAIR SALONS (0.02%)
 Regis                                                        1,800                  69,048
RETAIL-RESTAURANTS (1.48%)
 Applebee's International                                     4,000                  87,640
 Brinker International /1/                                   14,600                 556,552
 Darden Restaurants                                          45,700               1,481,594
 Outback Steakhouse                                          11,600                 436,856
 Panera Bread /1/ /2/                                        10,200                 603,738
 Sonic /1/                                                   20,000                 578,800
 Wendy's International                                       20,700                 967,104
 Yum! Brands                                                  7,300                 371,351
                                                                                  5,083,635
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.06%)
 Emulex /1/                                                  10,800                 199,908
TELECOMMUNICATION EQUIPMENT (0.42%)
 Adtran                                                       7,400                 223,850
 Harris                                                      29,700               1,220,670
                                                                                  1,444,520
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.16%)
 Corning /1/                                                 27,700                 556,493
TEXTILE-HOME FURNISHINGS (0.33%)
 Mohawk Industries /1/                                       14,600               1,139,530
THERAPEUTICS (0.12%)
 Gilead Sciences /1/                                          9,000                 425,250
TOBACCO (5.67%)
 Altria Group                                               259,100              19,445,455
TOOLS-HAND HELD (0.17%)
 Black & Decker                                               7,100                 583,123
TRANSPORT-TRUCK (0.13%)
 CNF                                                          2,600                 146,302
 Landstar System                                              7,900                 304,308
                                                                                    450,610
WEB PORTALS (1.04%)
 Google /1/                                                   6,600               2,456,124
 Yahoo /1/                                                   29,700               1,098,009
                                                                                  3,554,133
                                              Shares

                                              Held                                Value

--------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.94%)
                                                                               $
 Motorola                                                   145,500               3,224,280
                                               TOTAL COMMON STOCKS              333,092,406

                                              Principal

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
TREASURY BONDS (0.17%)
 U.S. Treasury /3/
                                                         $                     $
  3.71%; 03/23/06                                           600,000                 590,780
                                              TOTAL TREASURY BONDS                  590,780

                                              Maturity

                                              Amount                              Value

--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.09%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $3,799,501; 02/15/26 -
  02/15/27) /4/                                          $3,725,409            $  3,725,000
                                       TOTAL REPURCHASE AGREEMENTS                3,725,000
                                                                               ------------

                              TOTAL PORTFOLIO INVESTMENTS (98.32%)              337,408,186
OTHER ASSETS AND LIABILITIES, NET (1.68%)                                         5,761,624
                                        TOTAL NET ASSETS (100.00%)             $343,169,810
                                                                               --------------




  Contract                   Opening       Current      Unrealized
    Type       Commitment  Market Value  Market Value   Gain(Loss)
-------------------------------------------------------------------
FUTURES CONTRACTS
5 S&P 500        Buy        $1,482,202    $1,512,250      $30,048
December 2005
Futures

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS LARGECAP GROWTH FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $590,780 or 0.17% of net assets.
/4 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 16,717,131
Unrealized Depreciation                       (18,157,090)
                                             ------------
Net Unrealized Appreciation (Depreciation)     (1,439,959)
Cost for federal income tax purposes         $338,848,145


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                      $115,391,234                     34.05%
 Consumer, Cyclical                  75,812,483                     22.37
 Technology                          61,122,953                     18.03
 Energy                              28,705,088                      8.47
 Industrial                          16,699,775                      4.93
 Financial                           16,321,031                      4.81
 Communications                      14,338,136                      4.23
 Government                           5,913,020                      1.74
 Utilities                            2,461,164                      0.73
 Futures Contracts                    1,512,250                      0.45
 Basic Materials                        643,302                      0.19
                TOTAL              $338,920,436                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS LARGECAP VALUE FUND I
                                OCTOBER 31, 2005

                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (97.61%)
ADVERTISING AGENCIES (2.11%)
                                                                                $
 Omnicom Group                                                74,200               6,155,632
AEROSPACE & DEFENSE (1.15%)
 Northrop Grumman                                             62,700               3,363,855
AEROSPACE & DEFENSE EQUIPMENT (1.83%)
 Lockheed Martin                                              87,900               5,323,224
APPLICATIONS SOFTWARE (2.21%)
 Microsoft                                                   250,600               6,440,420
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (2.68'%)
 BorgWarner                                                   46,000               2,667,540
 Johnson Controls                                             75,700               5,151,385
                                                                                   7,818,925
BROADCASTING SERVICES & PROGRAMMING (0.98%)
 Clear Channel Communications                                 93,900               2,856,438
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (1.57%)
 Masco                                                       160,800               4,582,800
CABLE TV (0.54%)
 DIRECTV Group /1/ /2/                                       110,600               1,572,732
COMPUTERS (1.14%)
 Hewlett-Packard                                             118,700               3,328,348
CONSULTING SERVICES (1.16%)
 Accenture /1/                                               128,200               3,372,942
DIVERSIFIED MANUFACTURING OPERATIONS (2.14%)
 Illinois Tool Works                                          73,700               6,246,812
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.63%)
 Cendant                                                     105,600               1,839,552
E-COMMERCE-SERVICES (1.30%)
 Expedia /1/                                                 172,850               3,247,852
 InterActiveCorp /1/                                          21,250                 544,000
                                                                                   3,791,852
ELECTRIC-INTEGRATED (7.91%)
 American Electric Power                                     154,200               5,853,432
 Exelon                                                      140,200               7,294,606
 FirstEnergy                                                 115,200               5,472,000
 NiSource                                                     75,200               1,778,480
 Pepco Holdings                                              122,700               2,636,823
                                                                                  23,035,341
FIDUCIARY BANKS (3.61%)
 Mellon Financial                                            206,600               6,547,154
 Northern Trust                                               74,100               3,971,760
                                                                                  10,518,914
FINANCE-INVESTMENT BANKER & BROKER (13.28%)
 Citigroup                                                   302,100              13,830,138
 JP Morgan Chase                                             347,200              12,714,464
 Morgan Stanley                                              222,900              12,127,989
                                                                                  38,672,591
FINANCE-MORTGAGE LOAN/BANKER (2.60%)
 Freddie Mac                                                 123,600               7,582,860
                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-RETAIL (1.42%)
 Kroger /1/                                                  207,800            $  4,135,220
GAS-DISTRIBUTION (1.01%)
 Sempra Energy                                                66,100               2,928,230
MEDICAL PRODUCTS (2.03%)
 Johnson & Johnson                                            94,200               5,898,804
MEDICAL-DRUGS (4.20%)
 Bristol-Myers Squibb                                        115,900               2,453,603
 Cephalon /1/ /2/                                             60,100               2,739,959
 Wyeth                                                       157,800               7,031,568
                                                                                  12,225,130
MEDICAL-HMO (3.10%)
 UnitedHealth Group                                          155,900               9,025,051
MONEY CENTER BANKS (1.71%)
 Bank of America                                             114,000               4,986,360
MULTI-LINE INSURANCE (4.21%)
 American International Group                                110,000               7,128,000
 Hartford Financial Services Group                            64,200               5,119,950
                                                                                  12,247,950
MULTIMEDIA (2.19%)
 Time Warner /1/                                             357,600               6,376,008
OIL & GAS DRILLING (0.64%)
 GlobalSantaFe                                                42,000               1,871,100
OIL COMPANY-INTEGRATED (7.04%)
 Exxon Mobil                                                 192,000              10,778,880
 Marathon Oil                                                161,900               9,739,904
                                                                                  20,518,784
OIL-FIELD SERVICES (0.68%)
 Baker Hughes                                                 36,100               1,984,056
PHARMACY SERVICES (2.05%)
 Caremark Rx /1/                                              28,600               1,498,640
 Medco Health Solutions /1/                                   78,900               4,457,850
                                                                                   5,956,490
PUBLICLY TRADED INVESTMENT FUND (0.27%)
 Standard & Poor's 500 Depository
  Receipts /2/                                                 6,500                 781,625
REGIONAL BANKS (8.54%)
 Fifth Third Bancorp                                         173,400               6,965,478
 PNC Financial Services Group                                 93,100               5,652,101
 Wells Fargo                                                 203,400              12,244,680
                                                                                  24,862,259
RETAIL-DISCOUNT (2.23%)
 Costco Wholesale                                            134,500               6,504,420
TELEPHONE-INTEGRATED (4.89%)
 SBC Communications                                          225,300               5,373,405
 Sprint Nextel                                               380,984               8,880,737
                                                                                  14,254,142
TELEVISION (1.05%)
 Univision Communications /1/ /2/                            116,500               3,045,310
                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-RAIL (1.90%)
                                                                                $
 Burlington Northern Santa Fe                                 89,200               5,535,752
TRANSPORT-SERVICES (1.61%)
 FedEx                                                        51,100               4,697,623
                                                TOTAL COMMON STOCKS              284,337,552



                                                Maturity

                                                Amount                             Value

---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (1.69%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $5,016,361; 02/15/26 -
  02/15/27) /3/                                           $4,918,540            $  4,918,000
                                        TOTAL REPURCHASE AGREEMENTS                4,918,000
                                                                                ------------

                               TOTAL PORTFOLIO INVESTMENTS (99.30%)              289,255,552
OTHER ASSETS AND LIABILITIES, NET (0.70%)                                          2,046,699
                                         TOTAL NET ASSETS (100.00%)             $291,302,251
                                                                                --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS LARGECAP VALUE FUND I
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 17,014,901
Unrealized Depreciation                        (5,939,410)
                                             ------------
Net Unrealized Appreciation (Depreciation)     11,075,491
Cost for federal income tax purposes         $278,180,061


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $ 96,206,074                     33.26%
 Consumer,
 Non-cyclical                        42,453,189                     14.68
 Communications                      38,052,114                     13.15
 Industrial                          29,750,066                     10.28
 Utilities                           25,963,571                      8.98
 Energy                              24,373,940                      8.43
 Consumer, Cyclical                  14,323,345                      4.95
 Technology                           9,768,768                      3.38
 Government                           7,582,860                      2.62
 Funds                                  781,625                      0.27
                TOTAL              $289,255,552                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS LARGECAP VALUE FUND II
                                OCTOBER 31, 2005

                                          Shares

                                          Held                               Value

---------------------------------------------------------------------------------------------
COMMON STOCKS (97.03%)
AEROSPACE & DEFENSE (0.58%)
                                                                          $
 Northrop Grumman                                       21,500               1,153,475
APPAREL MANUFACTURERS (1.21%)
 Liz Claiborne                                          34,300               1,207,360
 VF                                                     22,700               1,186,075
                                                                             2,393,435
APPLIANCES (0.19%)
 Whirlpool                                               4,800                 376,800
APPLICATIONS SOFTWARE (1.72%)
 Microsoft                                             131,900               3,389,830
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.41%)
 Lear /1/                                               26,300                 801,098
BEVERAGES-NON-ALCOHOLIC (1.72%)
 Coca-Cola                                              43,100               1,843,818
 Pepsi Bottling Group                                   54,600               1,552,278
                                                                             3,396,096
BREWERY (0.59%)
 Molson Coors Brewing /1/                               19,000               1,172,300
CHEMICALS-DIVERSIFIED (1.98%)
 E. I. Du Pont de Nemours                               40,200               1,675,938
 PPG Industries                                         37,200               2,230,884
                                                                             3,906,822
COMPUTER SERVICES (0.71%)
 Computer Sciences /2/                                  27,500               1,409,375
COMPUTERS (3.37%)
 Hewlett-Packard                                       141,700               3,973,268
 International Business Machines                        32,800               2,685,664
                                                                             6,658,932
COSMETICS & TOILETRIES (0.25%)
 Avon Products                                          18,300                 493,917
DATA PROCESSING & MANAGEMENT (0.72%)
 Fiserv /2/                                             32,500               1,419,600
DIVERSIFIED MANUFACTURING OPERATIONS (3.79%)
 Dover                                                  35,600               1,387,688
 General Electric                                       69,100               2,343,181
 Ingersoll-Rand                                         43,800               1,655,202
 Tyco International                                     79,100               2,087,449
                                                                             7,473,520
ELECTRIC-INTEGRATED (3.60%)
 Exelon                                                 59,800               3,111,394
 NiSource                                               59,100               1,397,715
 PPL                                                    82,800               2,594,952
                                                                             7,104,061
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.77%)
 Intel                                                  64,800               1,522,800
ENTERPRISE SOFTWARE & SERVICE (0.51%)
 Oracle /2/                                             79,900               1,013,132
FIDUCIARY BANKS (0.90%)
 Bank of New York                                       57,000               1,783,530
                                          Shares

                                          Held                               Value

---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (10.25%)
                                                                          $
 Citigroup                                             198,400               9,082,752
 JP Morgan Chase                                       132,200               4,841,164
 Merrill Lynch                                          52,700               3,411,798
 Morgan Stanley                                         53,500               2,910,935
                                                                            20,246,649
FINANCE-MORTGAGE LOAN/BANKER (3.40%)
 Freddie Mac                                           109,500               6,717,825
FINANCIAL GUARANTEE INSURANCE (0.50%)
 MGIC Investment                                        16,800                 995,232
FOOD-MISCELLANEOUS/DIVERSIFIED (2.30%)
 H.J. Heinz                                             45,100               1,601,050
 Sara Lee                                               58,800               1,049,580
 Unilever                                               26,800               1,884,308
                                                                             4,534,938
FOOD-RETAIL (0.98%)
 Kroger /2/                                             97,200               1,934,280
FORESTRY (1.27%)
 Weyerhaeuser                                           39,500               2,501,930
HOME DECORATION PRODUCTS (0.69%)
 Newell Rubbermaid                                      59,100               1,358,709
INSTRUMENTS-CONTROLS (0.68%)
 Parker Hannifin                                        21,500               1,347,620
INSURANCE BROKERS (0.46%)
 Marsh & McLennan                                       30,900                 900,735
LIFE & HEALTH INSURANCE (0.77%)
 Torchmark                                              28,800               1,521,504
MACHINERY-FARM (0.63%)
 Deere                                                  20,400               1,237,872
MEDICAL PRODUCTS (1.19%)
 Johnson & Johnson                                      37,600               2,354,512
MEDICAL-DRUGS (4.50%)
 Abbott Laboratories                                    52,000               2,238,600
 Bristol-Myers Squibb                                   53,900               1,141,063
 Merck                                                  28,300                 798,626
 Pfizer                                                117,900               2,563,146
 Wyeth                                                  47,900               2,134,424
                                                                             8,875,859
MEDICAL-HOSPITALS (0.52%)
 HCA                                                    21,400               1,031,266
METAL-ALUMINUM (0.79%)
 Alcoa                                                  63,900               1,552,131
MONEY CENTER BANKS (3.40%)
 Bank of America                                       153,500               6,714,090
MULTI-LINE INSURANCE (4.99%)
 Allstate                                               48,700               2,570,873
 American International Group                           42,800               2,773,440
 Hartford Financial Services Group                      31,600               2,520,100
                                          Shares

                                          Held                               Value

---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (CONTINUED)
                                                                          $
 Loews                                                  21,400               1,989,772
                                                                             9,854,185
MULTIMEDIA (2.20%)
 Time Warner /2/                                       188,600               3,362,738
 Viacom                                                 31,700                 981,749
                                                                             4,344,487
NON-HAZARDOUS WASTE DISPOSAL (0.71%)
 Waste Management                                       47,200               1,392,872
OFFICE AUTOMATION & EQUIPMENT (0.71%)
 Xerox /2/                                             102,600               1,392,282
OIL COMPANY-INTEGRATED (11.81%)
 ChevronTexaco                                          76,800               4,382,976
 ConocoPhillips                                         74,000               4,838,120
 Exxon Mobil                                           151,600               8,510,824
 Royal Dutch Shell                                      89,900               5,577,396
                                                                            23,309,316
PRINTING-COMMERCIAL (0.67%)
 R.R. Donnelley & Sons                                  37,500               1,313,250
PUBLICLY TRADED INVESTMENT FUND (1.58%)
 Standard & Poor's 500 Depository
  Receipts /1/                                          26,000               3,126,500
PUBLISHING-NEWSPAPERS (1.05%)
 Gannett                                                33,000               2,067,780
REGIONAL BANKS (6.62%)
 National City /1/                                      28,900                 931,447
 PNC Financial Services Group                           33,500               2,033,785
 U.S. Bancorp                                           91,300               2,700,654
 Wachovia                                               64,600               3,263,592
 Wells Fargo                                            68,900               4,147,780
                                                                            13,077,258
RETAIL-APPAREL & SHOE (0.54%)
 Gap                                                    61,400               1,060,992
RETAIL-DISCOUNT (1.17%)
 Dollar General                                         52,400               1,018,656
 Wal-Mart Stores                                        27,300               1,291,563
                                                                             2,310,219
RETAIL-RESTAURANTS (1.31%)
 McDonald's                                             82,100               2,594,360
SAVINGS & LOANS-THRIFTS (1.35%)
 Washington Mutual                                      67,500               2,673,000
STEEL PRODUCERS (0.35%)
 Nucor                                                  11,700                 700,245
TELECOMMUNICATION EQUIPMENT (0.34%)
 Avaya /1/ /2/                                          57,800                 665,856
TELEPHONE-INTEGRATED (4.08%)
 AT&T                                                   23,650                 467,797
 BellSouth                                              80,900               2,105,018
 SBC Communications                                    103,400               2,466,090
 Sprint Nextel                                          67,600               1,575,756
                                          Shares

                                          Held                               Value

---------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
                                                                          $
 Verizon Communications                                 45,500               1,433,705
                                                                             8,048,366
TOBACCO (1.58%)
 Altria Group                                           41,700               3,129,585
TRANSPORT-RAIL (0.62%)
 Norfolk Southern                                       30,400               1,222,080
                                          TOTAL COMMON STOCKS              191,576,508




                                          Maturity

                                          Amount                             Value

---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (2.69%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by
  U.S. Treasury Strips; $5,414,161;
  02/15/26 - 02/15/27) /3/                          $5,308,582            $  5,308,000
                                  TOTAL REPURCHASE AGREEMENTS                5,308,000
                                                                          ------------

                         TOTAL PORTFOLIO INVESTMENTS (99.72%)              196,884,508
OTHER ASSETS AND LIABILITIES, NET (0.28%)                                      546,698
                                   TOTAL NET ASSETS (100.00%)             $197,431,206
                                                                          --------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS LARGECAP VALUE FUND II
                                OCTOBER 31, 2005


/1 /Security or a portion of the security was on loan at the end of the period. /2 /Non-income producing security.
/3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 10,085,584
Unrealized Depreciation                        (5,274,094)
                                             ------------
Net Unrealized Appreciation (Depreciation)      4,811,490
Cost for federal income tax purposes         $192,073,018


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                              of Total Value
-----------------------------------------------------------------------------------
 Financial                         $ 63,074,183                     32.04%
 Consumer,
 Non-cyclical                        28,236,003                     14.34
 Energy                              23,309,316                     11.84
 Technology                          16,805,951                      8.54
 Communications                      15,126,489                      7.68
 Industrial                          13,827,439                      7.02
 Consumer, Cyclical                  10,895,613                      5.53
 Basic Materials                      8,661,128                      4.40
 Utilities                            7,104,061                      3.61
 Government                           6,717,825                      3.41
 Funds                                3,126,500                      1.59
                                   $196,884,508                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS MIDCAP GROWTH FUND II
                                OCTOBER 31, 2005

                                            Shares

                                            Held                          Value

-----------------------------------------------------------------------------------------
COMMON STOCKS (98.90%)
ADVERTISING SERVICES (0.39%)
                                                                       $
 Getty Images /1/                                    21,000              1,743,210
APPLICATIONS SOFTWARE (1.31%)
 Quest Software /1/                                 423,900              5,896,449
BEVERAGES-NON-ALCOHOLIC (0.99%)
 Hansen Natural /1/                                  87,700              4,430,604
BROADCASTING SERVICES & PROGRAMMING (0.38%)
 Gray Television                                    187,400              1,686,600
BUILDING-HEAVY CONSTRUCTION (0.98%)
 Washington Group International /1/                  88,500              4,398,450
BUILDING-RESIDENTIAL & COMMERCIAL (6.86%)
 DR Horton                                          238,100              7,307,289
 KB Home                                            148,360              9,695,326
 Lennar                                              80,200              4,457,516
 Ryland Group                                       139,000              9,354,700
                                                                        30,814,831
CASINO HOTELS (2.48%)
 Boyd Gaming                                         68,900              2,842,125
 Monarch Casino & Resort /1/                        192,400              3,726,788
 Station Casinos                                     71,500              4,583,150
                                                                        11,152,063
CASINO SERVICES (0.36%)
 International Game Technology                       61,300              1,623,837
CELLULAR TELECOMMUNICATIONS (1.00%)
 Nextel Partners /1/                                179,200              4,506,880
COMMERCIAL BANKS (0.13%)
 Synovus Financial                                   21,900                601,593
COMMERCIAL SERVICE-FINANCE (2.12%)
 Dun & Bradstreet /1/                                94,400              5,977,408
 Interactive Data                                    89,700              2,081,040
 Moody's                                             27,700              1,475,302
                                                                         9,533,750
COMMERCIAL SERVICES (0.39%)
 CoStar Group /1/                                    36,000              1,726,200
COMPUTER AIDED DESIGN (1.41%)
 Autodesk                                           140,500              6,340,765
COMPUTER GRAPHICS (0.47%)
 Trident Microsystems /1/                            69,700              2,109,122
COMPUTER SERVICES (0.89%)
 Affiliated Computer Services /1/                    50,600              2,737,966
 Cognizant Technology Solutions /1/                  28,500              1,253,430
                                                                         3,991,396
COMPUTERS (2.19%)
 Apple Computer /1/                                 170,500              9,819,095
COMPUTERS-INTEGRATED SYSTEMS (0.39%)
 NCR /1/                                             57,300              1,731,606
COMPUTERS-MEMORY DEVICES (1.03%)
 Network Appliance /1/                               27,700                757,872
                                            Shares

                                            Held                          Value

-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTERS-MEMORY DEVICES (CONTINUED)
                                                                       $
 Western Digital /1/                                320,900              3,882,890
                                                                         4,640,762
CONSUMER PRODUCTS-MISCELLANEOUS (0.72%)
 Playtex Products /1/                               240,800              3,224,312
DIAGNOSTIC KITS (0.54%)
 Dade Behring Holdings                               67,500              2,430,675
DISTRIBUTION-WHOLESALE (2.59%)
 Building Material Holding                          132,700             11,280,827
 Navarre /1/                                         79,600                352,628
                                                                        11,633,455
DIVERSIFIED MANUFACTURING OPERATIONS (0.29%)
 Ingersoll-Rand                                      34,000              1,284,860
DIVERSIFIED OPERATIONS (0.29%)
 Walter Industries                                   28,500              1,301,595
E-SERVICES-CONSULTING (0.86%)
 Websense /1/                                        65,100              3,846,108
ELECTRIC-GENERATION (0.42%)
 AES /1/                                            118,900              1,889,321
ELECTRIC-INTEGRATED (0.50%)
 TXU                                                 22,300              2,246,725
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.97%)
 Altera /1/                                          46,200                769,230
 MEMC Electronics Materials /1/                      58,700              1,053,078
 Microchip Technology                                34,000              1,025,780
 NVIDIA /1/                                         101,600              3,408,680
 QLogic /1/                                         154,100              4,647,656
 Silicon Image /1/                                  265,200              2,434,536
                                                                        13,338,960
ELECTRONIC CONNECTORS (0.88%)
 Amphenol                                            28,300              1,131,151
 Thomas & Betts /1/                                  72,200              2,810,024
                                                                         3,941,175
ELECTRONICS-MILITARY (1.05%)
 L-3 Communications Holdings                         60,700              4,723,674
ENTERTAINMENT SOFTWARE (1.93%)
 Activision /1/                                     444,488              7,009,576
 THQ /1/                                             70,850              1,642,303
                                                                         8,651,879
ENVIRONMENTAL MONITORING & DETECTION (0.21%)
 Mine Safety Appliances                              22,900                959,281
FIDUCIARY BANKS (0.41%)
 Northern Trust                                      34,000              1,822,400
FINANCE-CREDIT CARD (0.99%)
 Capital One Financial                               31,200              2,382,120
 CompuCredit /1/                                     47,500              2,081,450
                                                                         4,463,570
FINANCE-INVESTMENT BANKER & BROKER (0.79%)
 Ameritrade Holding /1/                              95,400              2,006,262
                                            Shares

                                            Held                          Value

-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
 Legg Mason                                          14,400            $ 1,545,264
                                                                         3,551,526
FINANCE-OTHER SERVICES (0.55%)
 Chicago Mercantile Exchange Holdings                 6,700              2,446,505
FINANCIAL GUARANTEE INSURANCE (1.60%)
 MGIC Investment                                      7,500                444,300
 Radian Group                                       129,700              6,757,370
                                                                         7,201,670
FOOD-MISCELLANEOUS/DIVERSIFIED (0.78%)
 Seaboard                                             2,450              3,481,450
FOOD-RETAIL (0.22%)
 Whole Foods Market                                   6,800                980,084
FOOTWEAR & RELATED APPAREL (0.23%)
 Timberland /1/                                      36,100              1,016,215
GARDEN PRODUCTS (0.52%)
 Toro                                                64,200              2,343,942
HUMAN RESOURCES (0.55%)
 Korn/Ferry International /1/                       143,900              2,477,958
INDUSTRIAL AUTOMATION & ROBOTS (0.78%)
 Rockwell Automation                                 66,100              3,513,215
INTERNET SECURITY (1.06%)
 McAfee /1/                                         159,100              4,777,773
INVESTMENT COMPANIES (0.34%)
 American Capital Strategies                         40,700              1,528,692
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.61%)
 Franklin Resources                                  20,200              1,785,074
 T. Rowe Price Group                                 14,600                956,592
                                                                         2,741,666
LIFE & HEALTH INSURANCE (2.64%)
 Cigna                                               72,200              8,365,814
 Universal American Financial /1/                   234,209              3,466,293
                                                                        11,832,107
LINEN SUPPLY & RELATED ITEMS (0.18%)
 Cintas                                              20,300                823,571
MACHINERY-CONSTRUCTION & MINING (0.72%)
 Joy Global                                          70,800              3,247,596
MACHINERY-FARM (1.16%)
 Deere                                               85,600              5,194,208
MEDICAL INFORMATION SYSTEM (0.25%)
 Per-Se Technologies /1/                             51,100              1,135,953
MEDICAL INSTRUMENTS (0.19%)
 Biomet                                              24,400                849,852
MEDICAL LABORATORY & TESTING SERVICE (0.30%)
 Quest Diagnostics                                   28,500              1,331,235
                                            Shares

                                            Held                          Value

-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (0.78%)
 American Medical Systems Holding /1/               213,000            $ 3,482,550
MEDICAL-BIOMEDICAL/GENE (2.01%)
 Biogen Idec /1/                                    183,300              7,447,479
 MedImmune /1/                                       44,500              1,556,610
                                                                         9,004,089
MEDICAL-DRUGS (0.81%)
 Forest Laboratories /1/                             60,600              2,297,346
 Sepracor /1/                                        24,000              1,350,000
                                                                         3,647,346
MEDICAL-GENERIC DRUGS (0.50%)
 Impax Laboratories /1/                             213,100              2,251,401
MEDICAL-HMO (3.59%)
 Aetna                                               97,510              8,635,486
 Pacificare Health Systems /1/                       53,700              4,422,732
 Sierra Health Services /1/                          40,700              3,052,500
                                                                        16,110,718
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.31%)
 Gentiva Health Services /1/                         96,100              1,411,709
METAL PROCESSORS & FABRICATION (1.61%)
 Quanex                                              86,200              4,991,842
 Timken                                              78,700              2,231,932
                                                                         7,223,774
METAL-IRON (0.54%)
 Cleveland-Cliffs                                    29,900              2,438,046
MISCELLANEOUS INVESTING (1.19%)
 Host Marriott                                       88,600              1,487,594
 Vornado Realty Trust                                47,500              3,847,500
                                                                         5,335,094
MOTORCYCLE & MOTOR SCOOTER (0.49%)
 Harley-Davidson                                     44,700              2,213,991
MULTIMEDIA (0.24%)
 McGraw-Hill                                         21,600              1,057,104
NON-HOTEL GAMBLING (1.02%)
 Isle of Capri Casinos /1/                          215,600              4,587,968
OFFICE SUPPLIES & FORMS (0.11%)
 Avery Dennison                                       9,000                509,850
OIL COMPANY-EXPLORATION & PRODUCTION (1.68%)
 Anadarko Petroleum                                  17,700              1,605,567
 Ultra Petroleum /1/                                112,700              5,915,623
                                                                         7,521,190
OIL FIELD MACHINERY & EQUIPMENT (0.36%)
 Lone Star Technologies /1/                          35,500              1,624,125
OIL REFINING & MARKETING (8.97%)
 Frontier Oil                                       174,100              6,420,808
 Holly                                               73,300              4,222,080
 Sunoco                                             133,900              9,975,550
 Tesoro                                             164,200             10,040,830
 Valero Energy                                       91,300              9,608,412
                                                                        40,267,680
                                            Shares

                                            Held                          Value

-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PUBLISHING-PERIODICALS (0.14%)
 Reader's Digest Association                         42,000            $   643,440
RACETRACKS (1.03%)
 Penn National Gaming /1/                           156,800              4,633,440
REAL ESTATE MANAGEMENT & SERVICES (0.56%)
 Jones Lang LaSalle /1/                              50,200              2,524,056
REAL ESTATE OPERATOR & DEVELOPER (0.02%)
 Consolidated Tomoka Land                             1,400                 83,356
REMEDIATION SERVICES (0.31%)
 Clean Harbors /1/                                   40,600              1,376,340
RESEARCH & DEVELOPMENT (1.11%)
 Pharmaceutical Product Development /1/              86,900              4,994,143
RESPIRATORY PRODUCTS (0.47%)
 ResMed /1/                                          55,400              2,112,402
RETAIL-APPAREL & SHOE (2.51%)
 Nordstrom                                          186,500              6,462,225
 Urban Outfitters /1/                               169,600              4,804,768
                                                                        11,266,993
RETAIL-AUTOMOBILE (0.20%)
 Copart /1/                                          37,700                881,803
RETAIL-BEDDING (0.75%)
 Bed Bath & Beyond /1/                               82,500              3,342,900
RETAIL-DISCOUNT (0.72%)
 BJ's Wholesale Club /1/                             60,200              1,714,496
 TJX                                                 71,400              1,537,242
                                                                         3,251,738
RETAIL-REGIONAL DEPARTMENT STORE (0.26%)
 Federated Department Stores                         18,700              1,147,619
SATELLITE TELECOM (0.99%)
 EchoStar Communications /1/                        164,700              4,425,489
SCHOOLS-DAY CARE (0.29%)
 Bright Horizons Family Solutions /1/                32,500              1,299,025
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (2.98%)
 Analog Devices                                      47,800              1,662,484
 Emulex /1/                                         100,800              1,865,808
 Linear Technology                                   28,900                959,769
 Marvell Technology Group /1/                       177,800              8,251,698
 SigmaTel /1/                                        46,900                638,309
                                                                        13,378,068
SEMICONDUCTOR EQUIPMENT (2.54%)
 FormFactor /1/                                         150                  3,693
 Lam Research /1/                                   191,100              6,447,714
 Tessera Technologies /1/                           177,300              4,946,670
                                                                        11,398,077
STEEL PRODUCERS (1.09%)
 Carpenter Technology                                23,900              1,441,170
 Nucor                                               57,900              3,465,315
                                                                         4,906,485
                                            Shares

                                            Held                          Value

-----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION EQUIPMENT (0.93%)
 Harris                                              67,000            $ 2,753,700
 Plantronics                                         47,000              1,402,950
                                                                         4,156,650
TELEVISION (0.07%)
 Liberty                                              6,400                297,216
THERAPEUTICS (3.65%)
 Gilead Sciences /1/                                179,600              8,486,100
 United Therapeutics /1/                            107,200              7,917,792
                                                                        16,403,892
TRANSPORT-RAIL (1.01%)
 Norfolk Southern                                   112,700              4,530,540
TRANSPORT-SERVICES (0.28%)
 C. H. Robinson Worldwide                            35,200              1,241,152
TRANSPORT-TRUCK (0.57%)
 Yellow Roadway /1/                                  56,200              2,554,290






                                       Shares

                                       Held          Value

-------------------------------------------------------------
COMMON STOCKS (CONTINUED)

WIRELESS EQUIPMENT (0.32%)
 American Tower /1/                       60,720            $1,448,172
                            TOTAL COMMON STOCKS             443,964,342


           TOTAL PORTFOLIO INVESTMENTS (98.90%)             443,964,342
OTHER ASSETS AND LIABILITIES, NET (1.10%)                   4,948,301
                     TOTAL NET ASSETS (100.00%)             $448,912,643
                                                            --------------

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS MIDCAP GROWTH FUND II
                                OCTOBER 31, 2005


/1 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 46,767,500
Unrealized Depreciation                       (17,667,675)
                                             ------------
Net Unrealized Appreciation (Depreciation)     29,099,825
Cost for federal income tax purposes         $414,864,517



                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Consumer, Cyclical                $ 92,065,601                     20.74%
 Technology                          88,409,540                     19.91
 Consumer,
 Non-cyclical                        84,384,602                     19.01
 Energy                              49,412,995                     11.13
 Industrial                          44,188,555                      9.95
 Financial                           44,132,235                      9.94
 Communications                      28,588,642                      6.44
 Basic Materials                      7,344,531                      1.66
 Utilities                            4,136,046                      0.93
 Diversified                          1,301,595                      0.29
                                   $443,964,342                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS MIDCAP VALUE FUND I
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (98.27%)
ADVERTISING SALES (1.31%)
                                                                                 $
 Lamar Advertising /1/ /2/                                    152,766               6,816,419
ADVERTISING SERVICES (0.02%)
 Getty Images /1/                                                 390                  32,374
 R.H. Donnelley /1/                                             1,409                  86,977
                                                                                      119,351
AEROSPACE & DEFENSE (1.26%)
 Northrop Grumman                                                 200                  10,730
 Rockwell Collins                                             142,770               6,541,721
                                                                                    6,552,451
AEROSPACE & DEFENSE EQUIPMENT (1.20%)
 Alliant Techsystems /1/                                       88,385               6,206,395
 Lockheed Martin                                                  500                  30,280
                                                                                    6,236,675
AGRICULTURAL CHEMICALS (0.74%)
 Agrium                                                       180,998               3,838,968
AGRICULTURAL OPERATIONS (1.03%)
 Archer Daniels Midland                                       221,033               5,386,574
AIRLINES (0.02%)
 Southwest Airlines                                             7,200                 115,272
APPLICATIONS SOFTWARE (0.02%)
 Citrix Systems /1/                                             2,227                  61,399
 Intuit /1/                                                       911                  41,842
                                                                                      103,241
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.03%)
 Navistar International /1/                                     4,559                 125,464
 Paccar                                                           659                  46,143
                                                                                      171,607
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.69%)
 Autoliv                                                       67,156               2,885,022
 BorgWarner                                                       500                  28,995
 Johnson Controls                                               4,987                 339,365
 Lear                                                             392                  11,940
 TRW Automotive Holdings /1/                                   11,579                 313,212
                                                                                    3,578,534
BEVERAGES-NON-ALCOHOLIC (0.45%)
 Pepsi Bottling Group                                          82,453               2,344,139
BEVERAGES-WINE & SPIRITS (0.02%)
 Constellation Brands /1/                                       3,943                  92,818
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.06%)
 USG /1/                                                        4,935                 291,757
BUILDING PRODUCTS-AIR & HEATING (1.69%)
 American Standard                                            231,879               8,820,677
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.01%)
 Florida Rock Industries                                          834                  47,455
BUILDING-RESIDENTIAL & COMMERCIAL (1.49%)
 Hovnanian Enterprises /1/                                          4                     180
 Lennar                                                       136,971               7,612,848
 MDC Holdings                                                     162                  11,113
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING-RESIDENTIAL & COMMERCIAL (CONTINUED)
 Meritage Homes /1/                                               160            $      9,963
 Pulte Homes                                                    1,947                  73,577
 Standard-Pacific                                               1,158                  44,676
                                                                                    7,752,357
CASINO HOTELS (1.80%)
 Harrah's Entertainment                                       154,759               9,359,824
CHEMICALS-DIVERSIFIED (0.78%)
 FMC /1/                                                        1,722                  93,746
 Rohm & Haas                                                   91,256               3,972,373
                                                                                    4,066,119
CHEMICALS-SPECIALTY (0.35%)
 Ashland                                                        1,497                  80,104
 Chemtura                                                     149,038               1,594,707
 Lubrizol                                                       3,562                 148,144
                                                                                    1,822,955
COAL (0.04%)
 CONSOL Energy                                                    628                  38,245
 Peabody Energy                                                 1,975                 154,366
                                                                                      192,611
COMMERCIAL BANKS (5.41%)
 Associated Banc-Corp                                              99                   3,090
 BOK Financial /1/                                              2,064                  90,857
 Colonial BancGroup                                             3,873                  94,308
 Commerce Bancshares                                           49,864               2,649,274
 Compass Bancshares                                             3,126                 152,424
 First Horizon National                                         2,529                  97,822
 FirstMerit                                                   194,893               5,139,328
 Hibernia                                                       6,297                 186,832
 Hudson United Bancorp                                          1,619                  67,140
 M&T Bank                                                      78,124               8,404,580
 Mercantile Bankshares                                            300                  16,908
 North Fork Bancorp                                            10,600                 268,604
 Popular                                                       10,089                 204,403
 Regions Financial                                              5,854                 190,548
 TD Banknorth                                                   8,000                 230,320
 UnionBanCal                                                    2,899                 198,523
 Zions Bancorp                                                138,673              10,188,305
                                                                                   28,183,266
COMMERCIAL SERVICE-FINANCE (0.10%)
 Interactive Data                                                 221                   5,127
 Moody's                                                        9,200                 489,992
                                                                                      495,119
COMMERCIAL SERVICES (0.01%)
 Alliance Data Systems /1/                                        786                  27,950
 Convergys /1/                                                    184                   2,990
                                                                                       30,940
COMPUTER AIDED DESIGN (0.00%)
 Autodesk                                                         200                   9,026
COMPUTER GRAPHICS (0.05%)
 Pixar /1/                                                      5,336                 270,695
COMPUTER SERVICES (0.01%)
 Ceridian /1/                                                   1,601                  35,078
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SERVICES (CONTINUED)
 Cognizant Technology Solutions /1/                               583            $     25,641
 Computer Sciences /1/                                            261                  13,376
                                                                                       74,095
COMPUTERS (0.08%)
 Apple Computer /1/                                             5,800                 334,022
 Sun Microsystems /1/                                          21,019                  84,076
                                                                                      418,098
COMPUTERS-INTEGRATED SYSTEMS (0.01%)
 Diebold                                                          454                  16,408
 NCR /1/                                                          400                  12,088
                                                                                       28,496
COMPUTERS-MEMORY DEVICES (0.02%)
 SanDisk /1/                                                    1,365                  80,385
 Western Digital /1/                                            1,178                  14,254
                                                                                       94,639
CONSULTING SERVICES (0.96%)
 BearingPoint /1/ /2/                                         713,495               5,008,735
CONSUMER PRODUCTS-MISCELLANEOUS (1.15%)
 Clorox                                                       108,870               5,892,044
 Scotts Miracle-Gro                                               800                  70,232
                                                                                    5,962,276
CONTAINERS-METAL & GLASS (0.02%)
 Ball                                                             200                   7,874
 Crown Holdings /1/                                             4,012                  65,075
 Owens-Illinois /1/                                             2,574                  49,009
                                                                                      121,958
CONTAINERS-PAPER & PLASTIC (0.67%)
 Packaging Corp. of America                                   172,230               3,494,547
DATA PROCESSING & MANAGEMENT (0.01%)
 Fair Isaac                                                       620                  25,891
 Fiserv /1/                                                       138                   6,028
 Global Payments                                                  472                  20,225
                                                                                       52,144
DIAGNOSTIC EQUIPMENT (0.01%)
 Gen-Probe /1/                                                  1,450                  59,218
DIAGNOSTIC KITS (0.04%)
 Dade Behring Holdings                                            984                  35,434
 IDEXX Laboratories /1/                                         2,211                 155,057
                                                                                      190,491
DIALYSIS CENTERS (0.01%)
 Renal Care Group /1/                                             664                  31,108
DISTRIBUTION-WHOLESALE (2.03%)
 CDW                                                           87,273               4,917,833
 Ingram Micro /1/                                             237,827               4,304,669
 Tech Data /1/                                                 38,870               1,346,457
                                                                                   10,568,959
DIVERSIFIED MANUFACTURING OPERATIONS (2.04%)
 Carlisle                                                      52,739               3,517,164
 Cooper Industries                                             96,848               6,865,555
 Danaher                                                          116                   6,043
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                                 $
 Harsco                                                         2,063                 132,548
 Teleflex                                                       1,200                  79,428
                                                                                   10,600,738
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.00%)
 Cendant                                                        1,049                  18,274
E-COMMERCE-PRODUCTS (0.03%)
 Amazon.com /1/                                                 4,200                 167,496
E-COMMERCE-SERVICES (0.38%)
 eBay /1/                                                       2,600                 102,960
 Emdeon /1/                                                   200,523               1,844,812
 InterActiveCorp /1/                                            1,294                  33,126
                                                                                    1,980,898
ELECTRIC PRODUCTS-MISCELLANEOUS (0.01%)
 Ametek                                                           859                  34,987
ELECTRIC-INTEGRATED (9.83%)
 Allegheny Energy /1/                                             945                  26,706
 Ameren                                                         1,978                 104,043
 American Electric Power                                        3,109                 118,018
 CMS Energy /1/ /2/                                            85,101               1,268,856
 Edison International                                         205,008               8,971,150
 Entergy                                                      136,253               9,635,812
 FirstEnergy                                                   66,297               3,149,107
 FPL Group                                                      4,466                 192,306
 Northeast Utilities                                            3,330                  60,573
 NSTAR                                                          1,918                  52,170
 PG&E                                                         232,034               8,441,397
 PNM Resources                                                 72,988               1,850,246
 PPL                                                          346,845              10,870,122
 Public Service Enterprise Group /2/                           28,227               1,775,196
 Southern                                                          43                   1,504
 TXU                                                            7,300                 735,475
 Westar Energy                                                    111                   2,453
 Wisconsin Energy                                              98,841               3,739,155
 WPS Resources                                                  2,600                 141,856
                                                                                   51,136,145
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.02%)
 Sanmina -SCI /1/                                              10,456                  38,164
 Vishay Intertechnology /1/                                     7,016                  79,562
                                                                                      117,726
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.51%)
 Advanced Micro Devices /1/                                       832                  19,319
 Freescale Semiconductor-A /1/ /2/                             98,386               2,330,765
 Freescale Semiconductor-B /1/                                  5,200                 124,176
 International Rectifier /1/                                      107                   3,166
 MEMC Electronics Materials /1/                                 1,900                  34,086
 Microchip Technology                                             800                  24,136
 Micron Technology /1/                                          9,584                 124,496
                                                                                    2,660,144
ELECTRONIC CONNECTORS (0.74%)
 Amphenol /2/                                                  95,746               3,826,968
ELECTRONIC PARTS DISTRIBUTION (0.03%)
 Arrow Electronics /1/                                          2,978                  87,881
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC PARTS DISTRIBUTION (CONTINUED)
                                                                                 $
 Avnet /1/                                                      2,554                  58,869
                                                                                      146,750
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.01%)
 Fluor                                                          1,029                  65,444
ENGINES-INTERNAL COMBUSTION (0.02%)
 Briggs & Stratton                                              1,426                  45,603
 Cummins                                                          483                  41,234
                                                                                       86,837
ENTERPRISE SOFTWARE & SERVICE (0.05%)
 BEA Systems /1/                                                2,431                  21,442
 Novell /1/                                                    24,421                 186,088
 Sybase /1/                                                     1,937                  43,098
                                                                                      250,628
ENTERTAINMENT SOFTWARE (1.20%)
 Activision /1/                                               396,203               6,248,116
FIDUCIARY BANKS (1.12%)
 Mellon Financial                                               4,200                 133,098
 Northern Trust                                               106,132               5,688,675
 Wilmington Trust                                                 268                  10,160
                                                                                    5,831,933
FINANCE-AUTO LOANS (0.05%)
 WFS Financial /1/                                              3,318                 238,664
FINANCE-COMMERCIAL (1.36%)
 CIT Group                                                    154,486               7,064,645
FINANCE-INVESTMENT BANKER & BROKER (1.85%)
 Ameritrade Holding /1/                                        15,917                 334,735
 Bear Stearns                                                  82,597               8,738,763
 Charles Schwab                                                 1,000                  15,200
 E*Trade Financial /1/                                          7,660                 142,093
 Goldman Sachs Group                                            1,203                 152,023
 Legg Mason                                                       500                  53,655
 Lehman Brothers Holdings                                       1,650                 197,455
                                                                                    9,633,924
FINANCE-MORTGAGE LOAN/BANKER (0.03%)
 Countrywide Financial                                            260                   8,260
 IndyMac Bancorp                                                3,285                 122,629
                                                                                      130,889
FINANCE-OTHER SERVICES (0.09%)
 Chicago Mercantile Exchange Holdings                           1,334                 487,110
FINANCIAL GUARANTEE INSURANCE (2.93%)
 Ambac Financial Group                                        156,910              11,123,350
 MBIA                                                           7,012                 408,379
 PMI Group                                                     93,729               3,737,912
                                                                                   15,269,641
FOOD-DAIRY PRODUCTS (0.00%)
 Dean Foods /1/                                                   357                  12,906
FOOD-MEAT PRODUCTS (1.13%)
 Smithfield Foods /1/ /2/                                     192,552               5,695,688
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD-MEAT PRODUCTS (CONTINUED)
                                                                                 $
 Tyson Foods                                                   11,688                 208,047
                                                                                    5,903,735
FOOD-MISCELLANEOUS/DIVERSIFIED (0.08%)
 H.J. Heinz                                                    11,064                 392,772
FOOD-RETAIL (0.01%)
 Kroger /1/                                                       152                   3,025
 Safeway                                                        1,797                  41,798
                                                                                       44,823
FOOD-WHOLESALE & DISTRIBUTION (0.04%)
 SUPERVALU                                                      6,795                 213,567
FORESTRY (1.51%)
 Plum Creek Timber                                            198,528               7,722,739
 Weyerhaeuser                                                   1,801                 114,076
                                                                                    7,836,815
FUNERAL SERVICE & RELATED ITEMS (0.00%)
 Service Corp. International                                      830                   6,947
GAS-DISTRIBUTION (1.99%)
 AGL Resources                                                253,296               8,913,486
 Energen                                                       33,752               1,269,075
 ONEOK                                                          2,610                  75,012
 Sempra Energy                                                  1,900                  84,170
 UGI                                                              647                  15,269
                                                                                   10,357,012
HAZARDOUS WASTE DISPOSAL (0.01%)
 Stericycle /1/                                                   976                  56,179
HEALTH CARE COST CONTAINMENT (0.02%)
 McKesson                                                       2,200                  99,946
HOME DECORATION PRODUCTS (1.22%)
 Newell Rubbermaid                                            276,650               6,360,183
HOTELS & MOTELS (0.00%)
 Starwood Hotels & Resorts Worldwide                              448                  26,177
INDEPENDENT POWER PRODUCER (0.00%)
 Reliant Energy /1/                                             1,629                  20,688
INSURANCE BROKERS (0.77%)
 Willis Group Holdings /2/                                    107,720               4,000,721
INTERNET INFRASTRUCTURE EQUIPMENT (0.43%)
 Avocent /1/                                                   72,457               2,221,532
INTERNET SECURITY (0.04%)
 CheckFree /1/                                                  2,059                  87,507
 McAfee /1/                                                     2,958                  88,829
 VeriSign /1/                                                   1,067                  25,213
                                                                                      201,549
INVESTMENT COMPANIES (0.48%)
 Allied Capital                                                 3,301                  89,193
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INVESTMENT COMPANIES (CONTINUED)
                                                                                 $
 American Capital Strategies /2/                               63,620               2,389,567
                                                                                    2,478,760
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.02%)
 Affiliated Managers Group /1/                                    640                  49,120
 Nuveen Investments                                             1,000                  40,470
                                                                                       89,590
LIFE & HEALTH INSURANCE (1.35%)
 AmerUs Group                                                     100                   5,912
 Cigna                                                          1,558                 180,526
 Lincoln National                                               1,092                  55,266
 Nationwide Financial Services                                 11,116                 448,975
 Protective Life                                                1,564                  68,566
 Reinsurance Group of America                                   2,535                 115,976
 Torchmark                                                    116,317               6,145,027
 UnumProvident                                                    700                  14,203
                                                                                    7,034,451
MACHINERY-CONSTRUCTION & MINING (0.03%)
 Terex /1/                                                      2,564                 140,943
MACHINERY-PRINT TRADE (1.47%)
 Zebra Technologies /1/ /2/                                   178,030               7,674,873
MACHINERY-PUMPS (0.00%)
 Graco                                                            234                   8,019
MEDICAL INSTRUMENTS (0.03%)
 Techne /1/                                                     3,095                 167,811
MEDICAL-BIOMEDICAL/GENE (2.82%)
 Biogen Idec /1/                                                2,164                  87,923
 Celgene /1/                                                    3,207                 179,913
 Charles River Laboratories International /1/                 155,866               6,820,696
 Chiron /1/                                                       665                  29,353
 Genzyme /1/                                                    1,050                  75,915
 Invitrogen /1/                                                 1,794                 114,080
 MedImmune /1/                                                209,752               7,337,125
 Protein Design Labs /1/                                          938                  26,283
                                                                                   14,671,288
MEDICAL-DRUGS (0.04%)
 American Pharmaceutical Partners /1/                             300                  12,915
 Cephalon /1/                                                   1,665                  75,907
 King Pharmaceuticals /1/                                       2,208                  34,070
 Kos Pharmaceuticals /1/                                        1,144                  68,640
                                                                                      191,532
MEDICAL-GENERIC DRUGS (0.00%)
 Watson Pharmaceutical /1/                                        211                   7,292
MEDICAL-HMO (1.43%)
 Health Net /1/                                               147,207               6,895,176
 Humana /1/                                                     4,414                 195,937
 Pacificare Health Systems /1/                                  3,151                 259,516
 WellPoint /1/                                                  1,495                 111,647
                                                                                    7,462,276
MEDICAL-HOSPITALS (0.02%)
 Community Health Systems /1/                                   2,108                  78,228
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL-HOSPITALS (CONTINUED)
                                                                                 $
 Universal Health Services                                         81                   3,818
                                                                                       82,046
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.71%)
 Apria Healthcare Group /1/                                   159,867               3,688,132
MEDICAL-WHOLESALE DRUG DISTRIBUTION (0.03%)
 AmerisourceBergen                                              1,502                 114,558
 Cardinal Health                                                  526                  32,880
                                                                                      147,438
METAL PROCESSORS & FABRICATION (0.04%)
 Precision Castparts                                              500                  23,680
 Timken                                                         7,102                 201,413
                                                                                      225,093
METAL-COPPER (0.03%)
 Phelps Dodge                                                     717                  86,377
 Southern Copper                                                1,020                  56,243
                                                                                      142,620
METAL-DIVERSIFIED (0.01%)
 Freeport-McMoRan Copper & Gold                                 1,000                  49,420
MISCELLANEOUS INVESTING (5.85%)
 American Financial Realty Trust                               10,129                 124,688
 Annaly Mortgage Management                                    48,382                 555,425
 Apartment Investment & Management                            176,112               6,762,701
 Archstone-Smith Trust                                            139                   5,639
 AvalonBay Communities                                            157                  13,541
 Boston Properties                                              1,786                 123,627
 CBL & Associates Properties                                    4,461                 166,618
 Developers Diversified Realty                                136,087               5,944,280
 Equity Office Properties Trust                                 2,643                  81,405
 Equity Residential Properties Trust                           69,769               2,738,433
 Healthcare Realty Trust /2/                                   33,383               1,263,213
 Hospitality Properties Trust                                   3,568                 141,650
 HRPT Properties Trust                                         27,607                 301,192
 iStar Financial                                              199,608               7,359,547
 Liberty Property Trust                                        39,340               1,640,085
 New Century Financial                                          1,100                  33,957
 Prentiss Properties Trust                                     61,457               2,425,093
 Thornburg Mortgage                                            26,057                 660,545
 Vornado Realty Trust                                           1,347                 109,107
                                                                                   30,450,746
MISCELLANEOUS MANUFACTURERS (0.00%)
 AptarGroup                                                       200                  10,238
MULTI-LINE INSURANCE (0.55%)
 Allmerica Financial /1/                                        2,010                  76,581
 American Financial Group                                       8,000                 273,440
 Assurant                                                      63,090               2,410,038
 HCC Insurance Holdings                                         2,697                  80,910
                                                                                    2,840,969
MULTIMEDIA (0.05%)
 Media General                                                  1,657                  87,407
 Viacom                                                         5,353                 165,782
                                                                                      253,189
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (0.01%)
                                                                                 $
 Juniper Networks /1/                                           2,094                  48,853
NON-HAZARDOUS WASTE DISPOSAL (0.92%)
 Allied Waste Industries /1/                                    8,463                  68,889
 Republic Services                                            133,461               4,717,846
                                                                                    4,786,735
OFFICE AUTOMATION & EQUIPMENT (0.77%)
 Xerox /1/                                                    294,158               3,991,724
OFFICE FURNISHINGS-ORIGINAL (0.00%)
 HNI                                                              348                  17,017
OIL & GAS DRILLING (0.02%)
 Diamond Offshore Drilling                                        731                  41,272
 Helmerich & Payne                                                500                  27,700
 Patterson-UTI Energy                                             160                   5,461
 Pride International /1/                                          217                   6,091
                                                                                       80,524
OIL COMPANY-EXPLORATION & PRODUCTION (6.00%)
 Anadarko Petroleum                                               212                  19,230
 Apache                                                           513                  32,745
 Burlington Resources                                             200                  14,444
 Chesapeake Energy                                              6,128                 196,709
 Denbury Resources /1/                                          1,458                  63,613
 Devon Energy                                                   1,824                 110,133
 EOG Resources                                                205,368              13,919,843
 Forest Oil /1/                                                 2,797                 122,173
 Kerr-McGee                                                       267                  22,706
 Newfield Exploration /1/                                       1,591                  72,120
 Noble Energy                                                 217,857               8,725,173
 Pioneer Natural Resources                                      2,959                 148,098
 Plains Exploration & Production /1/                              890                  34,710
 Pogo Producing                                                 3,056                 154,328
 Range Resources                                              206,761               7,379,300
 Southwestern Energy /1/                                          700                  50,778
 Unit /1/                                                         100                   5,240
 Vintage Petroleum                                              3,016                 156,500
 XTO Energy                                                       229                   9,952
                                                                                   31,237,795
OIL COMPANY-INTEGRATED (0.03%)
 Amerada Hess                                                   1,115                 139,486
OIL FIELD MACHINERY & EQUIPMENT (0.01%)
 National Oilwell Varco /1/                                       500                  31,235
OIL REFINING & MARKETING (0.26%)
 Frontier Oil                                                  28,805               1,062,328
 Sunoco                                                           600                  44,700
 Tesoro                                                           322                  19,690
 Valero Energy                                                  2,223                 233,949
                                                                                    1,360,667
OIL-FIELD SERVICES (1.80%)
 BJ Services                                                  270,273               9,391,987
PAPER & RELATED PRODUCTS (0.04%)
 Georgia-Pacific                                                1,882                  61,222
 Louisiana-Pacific                                              6,267                 156,236
 MeadWestvaco                                                     139                   3,645
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & RELATED PRODUCTS (CONTINUED)
 Smurfit-Stone Container /1/                                      536            $      5,660
 Temple-Inland                                                    351                  12,927
                                                                                      236,690
PHARMACY SERVICES (0.04%)
 Caremark Rx /1/                                                  522                  27,353
 Express Scripts /1/                                              900                  67,869
 Medco Health Solutions /1/                                     1,706                  96,389
                                                                                      191,611
PHOTOGRAPHIC EQUIPMENT & SUPPLIES (0.01%)
 Eastman Kodak                                                  3,394                  74,329
PIPELINES (2.60%)
 Equitable Resources                                            4,600                 177,790
 Kinder Morgan                                                  1,400                 127,260
 National Fuel Gas                                                351                  10,579
 Questar                                                        3,380                 266,175
 Western Gas Resources                                         78,628               3,404,592
 Williams                                                     428,752               9,561,170
                                                                                   13,547,566
POULTRY (0.04%)
 Pilgrim's Pride                                                7,400                 232,952
PRINTING-COMMERCIAL (0.01%)
 R.R. Donnelley & Sons                                          1,078                  37,752
PROPERTY & CASUALTY INSURANCE (0.14%)
 Commerce Group                                                 1,572                  89,321
 Fidelity National Financial                                    5,944                 222,662
 Fidelity National Title Group /1/                              1,023                  22,244
 First American                                                 5,874                 257,399
 Mercury General                                                   36                   2,176
 Philadelphia Consolidated Holding /1/                          1,424                 137,074
 W.R. Berkley                                                     100                   4,370
                                                                                      735,246
PUBLISHING-BOOKS (0.00%)
 John Wiley & Sons                                                617                  24,186
PUBLISHING-NEWSPAPERS (1.28%)
 Dow Jones                                                    196,403               6,660,026
RADIO (0.04%)
 Citadel Broadcasting /1/                                       6,684                  92,106
 Radio One /1/                                                 11,097                 130,945
                                                                                      223,051
REAL ESTATE MANAGEMENT & SERVICES (0.01%)
 CB Richard Ellis Group /1/                                     1,222                  59,695
REAL ESTATE OPERATOR & DEVELOPER (0.01%)
 St. Joe                                                        1,100                  72,545
REGIONAL BANKS (1.29%)
 Huntington Bancshares                                          3,994                  92,900
 KeyCorp                                                      204,508               6,593,338
 National City                                                  1,018                  32,810
                                                                                    6,719,048
REINSURANCE (3.36%)
 Everest Re Group                                              77,912               7,748,348
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REINSURANCE (CONTINUED)
 Odyssey Re Holdings                                            1,481            $     38,032
 PartnerRe                                                     77,500               4,938,300
 RenaissanceRe Holdings /2/                                   125,347               4,744,384
                                                                                   17,469,064
RENTAL-AUTO & EQUIPMENT (0.04%)
 Rent-A-Center /1/                                             11,362                 204,743
RESPIRATORY PRODUCTS (0.01%)
 Respironics /1/                                                1,141                  40,928
RETAIL-APPAREL & SHOE (1.15%)
 bebe Stores                                                      619                   8,753
 Foot Locker                                                      521                  10,128
 Ross Stores                                                  186,989               5,056,183
 Talbots                                                       34,346                 896,087
                                                                                    5,971,151
RETAIL-AUTOMOBILE (0.01%)
 AutoNation /1/                                                 1,852                  36,818
 Copart /1/                                                     1,655                  38,710
                                                                                       75,528
RETAIL-BOOKSTORE (0.01%)
 Barnes & Noble                                                   947                  34,244
RETAIL-CONSUMER ELECTRONICS (0.01%)
 Circuit City Stores                                            2,276                  40,490
RETAIL-DRUG STORE (0.00%)
 CVS                                                              895                  21,847
RETAIL-HAIR SALONS (0.00%)
 Regis                                                            412                  15,804
RETAIL-MAJOR DEPARTMENT STORE (2.51%)
 J.C. Penney /2/                                              252,006              12,902,707
 Sears Holdings /1/                                             1,242                 149,351
                                                                                   13,052,058
RETAIL-OFFICE SUPPLIES (0.04%)
 Office Depot /1/                                               7,621                 209,806
RETAIL-REGIONAL DEPARTMENT STORE (1.02%)
 Dillard's                                                      2,564                  53,101
 Federated Department Stores                                   85,290               5,234,247
                                                                                    5,287,348
RETAIL-RESTAURANTS (0.03%)
 Brinker International /1/                                      1,582                  60,306
 Wendy's International                                          2,242                 104,746
                                                                                      165,052
RUBBER-TIRES (0.03%)
 Goodyear Tire & Rubber /1/                                    10,314                 161,311
SAVINGS & LOANS-THRIFTS (0.00%)
 Sovereign Bancorp                                                842                  18,162
SCHOOLS (0.03%)
 Education Management /1/                                       1,735                  53,507
 ITT Educational Services /1/                                   1,330                  73,523
 Laureate Education /1/                                           268                  13,239
                                                                                      140,269
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.01%)
 Linear Technology                                              1,100            $     36,531
SEMICONDUCTOR EQUIPMENT (0.60%)
 Tessera Technologies /1/ /2/                                 111,809               3,119,471
STEEL PRODUCERS (0.29%)
 Carpenter Technology                                          21,518               1,297,535
 Nucor                                                          2,582                 154,533
 United States Steel                                            1,084                  39,599
                                                                                    1,491,667
STEEL-SPECIALTY (0.47%)
 Allegheny Technologies                                        85,337               2,450,025
TELECOMMUNICATION EQUIPMENT (0.43%)
 ADC Telecommunications /1/                                   126,288               2,203,725
 Andrew /1/                                                       953                  10,121
 Scientific-Atlanta                                               456                  16,161
                                                                                    2,230,007
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.01%)
 Corning /1/                                                    2,300                  46,207
TELEPHONE-INTEGRATED (0.07%)
 AT&T                                                           3,000                  59,340
 MCI                                                            7,262                 144,514
 NTL /1/                                                        2,260                 138,583
                                                                                      342,437
TELEVISION (0.00%)
 Hearst-Argyle Television                                         952                  22,810
TEXTILE-HOME FURNISHINGS (1.30%)
 Mohawk Industries /1/                                         86,858               6,779,267
THERAPEUTICS (0.02%)
 Gilead Sciences /1/                                            1,200                  56,700
 ImClone Systems /1/                                              641                  22,243
                                                                                       78,943
TOBACCO (0.69%)
 Reynolds American /2/                                         42,537               3,615,645
TOOLS-HAND HELD (0.77%)
 Stanley Works                                                 84,014               4,026,791
TRANSPORT-MARINE (0.77%)
 Overseas Shipholding Group                                     4,939                 235,096
 Teekay Shipping /2/                                           95,527               3,767,585
                                                                                    4,002,681
TRANSPORT-RAIL (1.01%)
 Burlington Northern Santa Fe                                   2,200                 136,532
 CSX                                                            2,111                  96,705
 Norfolk Southern                                             125,464               5,043,653
                                                                                    5,276,890
TRANSPORT-SERVICES (0.03%)
 Laidlaw International                                          6,500                 147,810
TRANSPORT-TRUCK (0.05%)
 J.B. Hunt Transport Services                                     900                  17,469
 Yellow Roadway /1/                                             5,363                 243,748
                                                                                      261,217
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRAVEL SERVICES (0.01%)
 Sabre Holdings                                                 1,982            $     38,708
WATER (0.01%)
 Aqua America                                                   1,711                  57,969
WEB HOSTING & DESIGN (0.02%)
 Macromedia /1/                                                 2,719                 119,418
WEB PORTALS (0.01%)
 Yahoo /1/                                                      1,600                  59,152
WIRELESS EQUIPMENT (0.01%)
 American Tower /1/                                             1,727                  41,189
                                                 TOTAL COMMON STOCKS              511,430,209



                                                Maturity

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (4.29%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $22,779,665; 02/15/26 -
  02/15/27) /3/                                           $22,335,450            $ 22,333,000
                                         TOTAL REPURCHASE AGREEMENTS               22,333,000
                                                                                 ------------

                               TOTAL PORTFOLIO INVESTMENTS (102.56%)              533,763,209
OTHER ASSETS AND LIABILITIES, NET (-2.56%)                                        (13,309,193)
                                          TOTAL NET ASSETS (100.00%)             $520,454,016
                                                                                 ---------------




See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS MIDCAP VALUE FUND I
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 56,725,429
Unrealized Depreciation                       (15,117,501)
                                             ------------
Net Unrealized Appreciation (Depreciation)     41,607,928
Cost for federal income tax purposes         $492,155,281


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $161,142,070                     30.19%
 Consumer, Cyclical                  69,802,545                     13.08
 Industrial                          67,142,428                     12.58
 Utilities                           61,571,814                     11.53
 Consumer,
 Non-cyclical                        57,255,046                     10.73
 Energy                              55,981,872                     10.49
 Basic Materials                     21,932,618                      4.11
 Communications                      21,577,770                      4.04
 Technology                          17,357,046                      3.25
                TOTAL              $533,763,209                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS SMALLCAP BLEND FUND
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (91.51%)
ADVANCED MATERIALS & PRODUCTS (0.27%)
                                                                                 $
 Ceradyne /1/                                                  16,800                 658,560
AEROSPACE & DEFENSE (0.40%)
 Teledyne Technologies /1/                                     27,500                 969,650
AEROSPACE & DEFENSE EQUIPMENT (0.38%)
 Innovative Solutions & Support /1/                            31,400                 448,706
 Orbital Sciences /1/ /2/                                      40,000                 465,200
                                                                                      913,906
AIRLINES (0.17%)
 Pinnacle Airlines /1/ /2/                                     65,500                 418,545
APPAREL MANUFACTURERS (0.47%)
 Carter's /1/ /2/                                              18,000               1,136,700
APPLICATIONS SOFTWARE (0.53%)
 MRO Software /1/                                               2,764                  45,274
 Progress Software /1/                                         39,100               1,217,574
                                                                                    1,262,848
ATHLETIC FOOTWEAR (0.44%)
 K-Swiss /2/                                                   35,000               1,065,750
AUDIO & VIDEO PRODUCTS (0.24%)
 Audiovox /1/                                                  40,200                 571,242
AUTO-TRUCK TRAILERS (0.30%)
 Wabash National                                               39,300                 723,513
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.25%)
 American Axle & Manufacturing Holdings                        27,000                 588,600
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.64%)
 USG /1/ /2/                                                   25,800               1,525,296
BUILDING PRODUCTS-CEMENT & AGGREGATE (1.61%)
 Eagle Materials                                               12,600               1,341,774
 Florida Rock Industries                                       34,350               1,954,515
 Texas Industries                                              11,600                 575,360
                                                                                    3,871,649
BUILDING-MAINTENANCE & SERVICE (0.61%)
 Healthcare Services Group                                     78,200               1,457,648
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.20%)
 Winnebago Industries /2/                                      16,000                 469,120
BUILDING-RESIDENTIAL & COMMERCIAL (1.98%)
 Beazer Homes USA /2/                                           9,500                 550,525
 MDC Holdings                                                  14,100                 967,260
 NVR /1/                                                        2,700               1,850,850
 Standard-Pacific                                              36,100               1,392,738
                                                                                    4,761,373
CASINO SERVICES (0.38%)
 Shuffle Master /1/ /2/                                        36,000                 912,960
CHEMICALS-DIVERSIFIED (0.45%)
 Georgia Gulf                                                  37,300               1,085,430
CHEMICALS-SPECIALTY (0.81%)
 H.B. Fuller                                                   36,000               1,078,920
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-SPECIALTY (CONTINUED)
                                                                                 $
 Terra Industries /1/ /2/                                     143,200                 874,952
                                                                                    1,953,872
CIRCUIT BOARDS (0.18%)
 SBS Technologies /1/                                          44,200                 431,392
COAL (0.61%)
 Massey Energy /2/                                             36,600               1,466,562
COMMERCIAL BANKS (4.37%)
 Cardinal Financial                                            23,500                 237,585
 East West Bancorp                                             39,600               1,516,284
 Fremont General                                               78,000               1,691,820
 Integra Bank                                                  40,000                 808,400
 Irwin Financial /2/                                           29,900                 624,013
 PrivateBancorp /2/                                            26,000                 883,220
 Provident Bankshares                                          20,500                 714,630
 South Financial Group                                         21,600                 595,512
 Susquehanna Bancshares                                        19,000                 438,710
 TrustCo Bank /2/                                              32,500                 419,250
 UCBH Holdings                                                 43,200                 751,680
 Umpqua Holdings                                               19,500                 518,700
 Whitney Holding                                               48,200               1,301,400
                                                                                   10,501,204
COMMERCIAL SERVICE-FINANCE (0.26%)
 NCO Group /1/                                                 35,400                 636,138
COMMUNICATIONS SOFTWARE (1.05%)
 Avid Technology /1/ /2/                                       23,900               1,176,597
 Digi International /1/                                       125,900               1,335,799
                                                                                    2,512,396
COMPUTER AIDED DESIGN (0.28%)
 ANSYS /1/                                                     18,000                 670,680
COMPUTER SERVICES (0.94%)
 FactSet Research Systems                                      23,650                 829,406
 Manhattan Associates /1/ /2/                                  25,400                 564,134
 Perot Systems /1/                                             61,600                 853,776
                                                                                    2,247,316
COMPUTERS-INTEGRATED SYSTEMS (2.78%)
 Agilysys                                                      75,200               1,123,488
 Intergraph /1/                                                45,200               2,186,776
 Kronos /1/                                                    15,500                 710,830
 Micros Systems /1/                                            23,200               1,065,344
 MTS Systems /2/                                               40,100               1,602,396
                                                                                    6,688,834
CONSULTING SERVICES (0.97%)
 Maximus                                                       34,500               1,250,625
 Watson Wyatt                                                  40,700               1,078,550
                                                                                    2,329,175
CONSUMER PRODUCTS-MISCELLANEOUS (0.37%)
 Scotts Miracle-Gro                                            10,000                 877,900
CONTAINERS-METAL & GLASS (0.27%)
 Silgan Holdings                                               20,100                 646,617
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CONTAINERS-PAPER & PLASTIC (0.33%)
                                                                                 $
 Chesapeake                                                    39,500                 795,530
COSMETICS & TOILETRIES (0.32%)
 Elizabeth Arden /1/ /2/                                       35,800                 775,786
DATA PROCESSING & MANAGEMENT (1.32%)
 eFunds /1/                                                    66,500               1,371,895
 Global Payments                                               42,000               1,799,700
                                                                                    3,171,595
DECISION SUPPORT SOFTWARE (0.42%)
 Cognos /1/                                                    17,400                 653,022
 SPSS /1/                                                      15,800                 360,240
                                                                                    1,013,262
DENTAL SUPPLIES & EQUIPMENT (0.32%)
 Sybron Dental Specialties /1/                                 18,000                 772,200
DIAGNOSTIC KITS (1.33%)
 Biosite /1/ /2/                                               12,900                 712,467
 Diagnostic Products                                           20,600                 867,260
 IDEXX Laboratories /1/                                        23,000               1,612,990
                                                                                    3,192,717
DIRECT MARKETING (0.23%)
 ADVO                                                          22,500                 555,750
DISTRIBUTION-WHOLESALE (1.09%)
 Hughes Supply                                                 30,500               1,020,225
 Watsco                                                        28,100               1,596,923
                                                                                    2,617,148
DIVERSIFIED MANUFACTURING OPERATIONS (1.00%)
 Actuant                                                       12,400                 603,880
 Barnes Group /2/                                              23,500                 822,500
 EnPro Industries /1/ /2/                                      34,800                 970,920
                                                                                    2,397,300
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.78%)
 Chemed /2/                                                    27,600               1,327,008
 Volt Information Sciences /1/                                 29,000                 545,200
                                                                                    1,872,208
E-MARKETING-INFORMATION (0.14%)
 Digital River /1/ /2/                                         12,200                 341,722
ELECTRIC-INTEGRATED (1.56%)
 Avista                                                        32,000                 560,640
 Central Vermont Public Service                                30,400                 487,008
 CH Energy Group                                               13,800                 642,390
 Cleco                                                         44,000                 932,800
 El Paso Electric /1/                                          51,900               1,123,635
                                                                                    3,746,473
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.67%)
 Benchmark Electronics /1/                                     24,500                 688,205
 Solectron /1/                                                263,400                 929,802
                                                                                    1,618,007
ELECTRONIC COMPONENTS-SEMICONDUCTOR (1.21%)
 MEMC Electronics Materials /1/                                59,600               1,069,224
 OmniVision Technologies /1/ /2/                               86,400               1,113,696
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-SEMICONDUCTOR (CONTINUED)
                                                                                 $
 Skyworks Solutions /1/ /2/                                   136,600                 732,176
                                                                                    2,915,096
ELECTRONIC CONNECTORS (0.54%)
 Amphenol /2/                                                  32,600               1,303,022
ELECTRONIC MEASUREMENT INSTRUMENTS (0.26%)
 Flir Systems /1/                                              29,400                 616,224
ENERGY-ALTERNATE SOURCES (0.46%)
 Headwaters /1/                                                34,600               1,101,664
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.48%)
 URS /1/                                                       28,400               1,148,212
ENGINES-INTERNAL COMBUSTION (0.17%)
 Cummins                                                        4,800                 409,776
ENTERPRISE SOFTWARE & SERVICE (0.90%)
 Hyperion Solutions /1/                                        15,500                 749,580
 Novell /1/                                                    93,200                 710,184
 Sybase /1/                                                    31,400                 698,650
                                                                                    2,158,414
FIDUCIARY BANKS (0.43%)
 Boston Private Financial Holdings                             21,500                 622,425
 Investors Financial Services                                  11,000                 419,980
                                                                                    1,042,405
FILTRATION & SEPARATION PRODUCTS (0.55%)
 CLARCOR /2/                                                   48,400               1,331,000
FINANCE-CONSUMER LOANS (0.27%)
 First Marblehead /1/ /2/                                      22,100                 653,939
FINANCE-OTHER SERVICES (0.29%)
 GFI Group /1/ /2/                                             15,300                 687,888
FOOD-BAKING (0.87%)
 Flowers Foods /2/                                             71,700               2,100,810
FOOD-MISCELLANEOUS/DIVERSIFIED (0.62%)
 Lance                                                         34,100                 597,773
 Ralcorp Holdings                                              23,000                 894,700
                                                                                    1,492,473
FOOD-WHOLESALE & DISTRIBUTION (0.36%)
 Nash Finch /2/                                                28,100                 872,786
FOOTWEAR & RELATED APPAREL (0.67%)
 Deckers Outdoor /1/ /2/                                       29,500                 505,925
 Wolverine World Wide                                          53,000               1,110,350
                                                                                    1,616,275
GARDEN PRODUCTS (0.26%)
 Toro                                                          17,000                 620,670
GAS-DISTRIBUTION (2.97%)
 Atmos Energy                                                  61,400               1,614,820
 Energen                                                       37,200               1,398,720
 New Jersey Resources                                          24,800               1,070,368
 Northwest Natural                                             20,000                 692,000
 Piedmont Natural Gas /2/                                      38,800                 918,008
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
GAS-DISTRIBUTION (CONTINUED)
                                                                                 $
 UGI                                                           61,400               1,449,040
                                                                                    7,142,956
HOME FURNISHINGS (0.00%)
 Tempur-Pedic International /1/ /2/                               800                   8,848
HUMAN RESOURCES (0.68%)
 Labor Ready /1/                                               70,000               1,634,500
IDENTIFICATION SYSTEM-DEVELOPMENT (0.29%)
 Checkpoint Systems /1/ /2/                                    29,300                 703,200
INSTRUMENTS-CONTROLS (1.13%)
 Thermo Electron /1/                                           46,000               1,388,740
 Watts Water Technologies /2/                                  47,700               1,324,152
                                                                                    2,712,892
INTERNET APPLICATION SOFTWARE (0.41%)
 WebEx Communications /1/ /2/                                  42,800                 980,548
INTERNET TELEPHONY (0.56%)
 j2 Global Communications /1/ /2/                              30,200               1,335,142
INVESTMENT COMPANIES (0.31%)
 Medallion Financial                                           80,800                 743,360
LASERS-SYSTEMS & COMPONENTS (0.90%)
 Cymer /1/                                                     29,900               1,042,015
 Rofin-Sinar Technologies /1/                                  30,300               1,116,858
                                                                                    2,158,873
LIFE & HEALTH INSURANCE (1.39%)
 AmerUs Group                                                  24,000               1,418,880
 Delphi Financial Group                                        13,400                 627,656
 Phoenix /2/                                                   44,400                 574,980
 Presidential Life                                             37,500                 709,500
                                                                                    3,331,016
LOTTERY SERVICES (0.24%)
 GTECH Holdings                                                18,200                 579,488
MACHINERY-CONSTRUCTION & MINING (0.48%)
 Terex /1/                                                     20,900               1,148,873
MACHINERY-GENERAL INDUSTRY (0.87%)
 Applied Industrial Technologies                               17,100                 563,445
 Kadant /1/                                                    42,200                 708,960
 Wabtec                                                        29,800                 810,560
                                                                                    2,082,965
MACHINERY-PUMPS (0.41%)
 Graco                                                         28,400                 973,268
MEDICAL INSTRUMENTS (0.70%)
 Conmed /1/                                                    17,900                 429,242
 Datascope                                                     17,900                 568,683
 dj Orthopedics /1/                                            23,500                 683,380
                                                                                    1,681,305
MEDICAL PRODUCTS (1.40%)
 Haemonetics /1/                                               25,200               1,220,940

 Invacare                                                      18,000                 608,220
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
                                                                                 $
 PolyMedica                                                    26,300                 868,163
 Syneron Medical /1/ /2/                                       18,900                 679,266
                                                                                    3,376,589
MEDICAL-BIOMEDICAL/GENE (0.53%)
 Integra LifeSciences Holdings /1/ /2/                         16,500                 569,250
 Keryx Biopharmaceuticals /1/                                  48,500                 700,825
                                                                                    1,270,075
MEDICAL-DRUGS (1.25%)
 Medicis Pharmaceutical /2/                                    36,200               1,067,900
 Pharmion /1/ /2/                                              52,200                 986,058
 ViroPharma /1/ /2/                                            49,700                 952,252
                                                                                    3,006,210
MEDICAL-HMO (0.77%)
 Sierra Health Services /1/ /2/                                24,800               1,860,000
MEDICAL-HOSPITALS (0.25%)
 Symbion /1/                                                   27,000                 611,010
MEDICAL-NURSING HOMES (0.36%)
 Kindred Healthcare /1/                                        30,700                 859,600
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.63%)
 Amedisys /1/ /2/                                              39,900               1,524,579
METAL PROCESSORS & FABRICATION (1.21%)
 Commercial Metals                                             43,000               1,366,970
 Mueller Industries                                            25,000                 688,500
 Quanex                                                        14,700                 851,277
                                                                                    2,906,747
METAL-IRON (0.49%)
 Cleveland-Cliffs                                              14,300               1,166,022
MISCELLANEOUS INVESTING (1.89%)
 Colonial Properties Trust                                     23,300               1,018,443
 Correctional Properties Trust                                 24,800                 696,880
 Health Care                                                   18,800                 662,512
 Lexington Corporate Properties Trust                          42,300                 921,294
 MeriStar Hospitality /1/                                      84,000                 728,280
 Tanger Factory Outlet Centers                                 19,000                 510,910
                                                                                    4,538,319
MISCELLANEOUS MANUFACTURERS (0.41%)
 AptarGroup                                                    19,000                 972,610
NETWORKING PRODUCTS (1.22%)
 Anixter International                                         22,400                 830,592
 Polycom /1/ /2/                                               58,000                 887,400
 SafeNet /1/ /2/                                               36,700               1,217,339
                                                                                    2,935,331
OFFICE SUPPLIES & FORMS (0.22%)
 John H. Harland                                               12,700                 528,193
OIL & GAS DRILLING (0.30%)
 Todco                                                         15,900                 711,525
OIL COMPANY-EXPLORATION & PRODUCTION (4.34%)
 Cimarex Energy /1/ /2/                                        41,600               1,633,216
 Houston Exploration /1/                                       12,900                 664,995
 Petroleum Development /1/                                     17,900                 601,082
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
                                                                                 $
 Plains Exploration & Production /1/                           21,800                 850,200
 Pogo Producing                                                14,000                 707,000
 Remington Oil & Gas /1/                                       28,100                 983,500
 Southwestern Energy /1/                                       35,900               2,604,186
 Swift Energy /1/                                              21,900                 956,154
 Unit /1/                                                      27,300               1,430,520
                                                                                   10,430,853
OIL FIELD MACHINERY & EQUIPMENT (0.82%)
 Dril-Quip /1/ /2/                                             28,200               1,153,380
 Lone Star Technologies /1/                                    17,700                 809,775
                                                                                    1,963,155
OIL REFINING & MARKETING (0.97%)
 Frontier Oil                                                  31,100               1,146,968
 Tesoro                                                        19,500               1,192,425
                                                                                    2,339,393
OIL-FIELD SERVICES (1.42%)
 Cal Dive International /1/ /2/                                31,200               1,920,048
 Oceaneering International /1/                                 17,800                 856,536
 Tetra Technologies /1/                                        23,050                 644,708
                                                                                    3,421,292
PAPER & RELATED PRODUCTS (0.41%)
 Potlatch                                                      16,500                 738,045
 Wausau Paper                                                  23,400                 256,230
                                                                                      994,275
PHYSICAL THERAPY & REHABILITATION CENTERS (0.18%)
 RehabCare Group /1/                                           20,800                 442,832
PHYSICIAN PRACTICE MANAGEMENT (0.58%)
 Pediatrix Medical Group /1/                                   18,200               1,402,492
POULTRY (0.49%)
 Pilgrim's Pride                                               37,600               1,183,648
POWER CONVERTER & SUPPLY EQUIPMENT (0.23%)
 Advanced Energy Industries /1/                                50,400                 541,800
PROPERTY & CASUALTY INSURANCE (1.91%)
 EMC Insurance Group                                           53,400                 987,900
 LandAmerica Financial Group                                   13,500                 852,660
 Ohio Casualty /2/                                             25,000                 682,000
 Philadelphia Consolidated Holding /1/                          8,300                 798,958
 Selective Insurance Group                                     23,200               1,273,912
                                                                                    4,595,430
PUBLISHING-BOOKS (0.21%)
 Thomas Nelson                                                 23,300                 498,853
RECREATIONAL VEHICLES (0.38%)
 Polaris Industries                                            20,000                 901,800
REINSURANCE (0.37%)
 Platinum Underwriters Holdings                                31,000                 883,190
RESORTS & THEME PARKS (0.23%)
 Bluegreen /1/                                                 36,700                 556,739
RETAIL-APPAREL & SHOE (2.32%)
 Aeropostale /1/ /2/                                           26,700                 521,718
 American Eagle Outfitters /2/                                 18,300                 430,965
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (CONTINUED)
                                                                                 $
 Cato                                                          54,400               1,086,912
 Children's Place Retail Stores /1/ /2/                        32,900               1,412,397
 Claire's Stores                                               32,000                 833,600
 Finish Line                                                   27,400                 428,536
 Too /1/                                                       29,900                 849,459
                                                                                    5,563,587
RETAIL-AUTOMOBILE (0.38%)
 Sonic Automotive                                              41,800                 924,198
RETAIL-CATALOG SHOPPING (0.23%)
 MSC Industrial Direct                                         14,400                 549,792
RETAIL-COMPUTER EQUIPMENT (0.37%)
 GameStop /1/                                                  27,400                 886,116
RETAIL-CONVENIENCE STORE (0.38%)
 Casey's General Stores                                        42,200                 910,676
RETAIL-JEWELRY (0.29%)
 Zale /1/                                                      24,500                 686,735
RETAIL-PAWN SHOPS (0.25%)
 Cash America International                                    27,700                 605,522
RETAIL-RESTAURANTS (2.31%)
 CBRL Group                                                    15,700                 544,790
 Jack in the Box /1/ /2/                                       35,600               1,057,320
 Landry's Restaurants /2/                                      30,000                 825,000
 Lone Star Steakhouse & Saloon                                 26,000                 671,060
 Red Robin Gourmet Burgers /1/ /2/                             12,700                 612,521
 Ruby Tuesday                                                  39,400                 863,254
 Sonic /1/                                                     33,800                 978,172
                                                                                    5,552,117
RETAIL-SPORTING GOODS (0.53%)
 Hibbett Sporting Goods /1/ /2/                                48,750               1,278,713
RETIREMENT & AGED CARE (0.20%)
 Sunrise Senior Living /1/ /2/                                 14,900                 481,866
SAVINGS & LOANS-THRIFTS (2.54%)
 BankAtlantic Bancorp                                         106,400               1,477,896
 BankUnited Financial                                          31,200                 740,064
 Downey Financial                                              21,000               1,279,950
 FirstFed Financial /1/ /2/                                    23,000               1,230,270
 KNBT Bancorp.                                                 25,600                 408,832
 Provident Financial Services                                  26,700                 469,920
 Sterling Financial /1/                                        19,950                 499,548
                                                                                    6,106,480
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.49%)
 Emulex /1/                                                    63,100               1,167,981
SEMICONDUCTOR EQUIPMENT (0.87%)
 Axcelis Technologies /1/                                     135,000                 587,250
 Entegris /1/                                                  86,100                 840,336
 Photronics /1/                                                36,300                 653,400
                                                                                    2,080,986
SOFTWARE TOOLS (0.49%)
 Altiris /1/                                                   70,000               1,183,000
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
STEEL PRODUCERS (0.48%)
                                                                                 $
 Reliance Steel & Aluminum                                     20,300               1,157,506
TELECOMMUNICATION EQUIPMENT (0.72%)
 Comtech Telecommunications /1/                                45,400               1,741,544
TELECOMMUNICATION SERVICES (0.63%)
 NeuStar /1/                                                   23,600                 722,160
 Premiere Global Services /1/                                  93,000                 788,640
                                                                                    1,510,800
TELEVISION (0.24%)
 LIN TV /1/ /2/                                                45,200                 579,916
THERAPEUTICS (0.46%)
 MGI Pharma /1/                                                59,400               1,114,344
TOYS (0.80%)
 Jakks Pacific /1/ /2/                                         53,700                 987,006
 Marvel Entertainment /1/                                      53,200                 936,320
                                                                                    1,923,326
TRANSPORT-MARINE (0.50%)
 General Maritime /2/                                          32,200               1,198,806
TRANSPORT-RAIL (0.41%)
 Genesee & Wyoming /1/                                         30,500                 977,525
TRANSPORT-TRUCK (0.33%)
 Arkansas Best                                                 10,700                 414,732
 Heartland Express                                             19,600                 387,100
                                                                                      801,832
VETERINARY PRODUCTS (0.20%)
 PetMed Express /1/                                            43,800                 486,618
X-RAY EQUIPMENT (0.22%)
 Hologic /1/                                                    9,600                 532,416
                                                 TOTAL COMMON STOCKS              219,937,426


                                                Maturity

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (15.28%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $37,472,768; 02/15/26 -
  02/15/27) /3/                                           $36,742,031            $ 36,738,000
                                         TOTAL REPURCHASE AGREEMENTS               36,738,000
                                                                                 ------------

                               TOTAL PORTFOLIO INVESTMENTS (106.79%)              256,675,426
OTHER ASSETS AND LIABILITIES, NET (-6.79%)                                        (16,326,438)
                                          TOTAL NET ASSETS (100.00%)             $240,348,988
                                                                                 ---------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS SMALLCAP BLEND FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 26,336,515
Unrealized Depreciation                       (12,586,984)
                                             ------------
Net Unrealized Appreciation (Depreciation)     13,749,531
Cost for federal income tax purposes         $242,925,895


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $ 69,821,231                     27.20%
 Consumer,
 Non-cyclical                        38,376,118                     14.95
 Consumer, Cyclical                  35,858,310                     13.97
 Industrial                          35,815,532                     13.95
 Technology                          27,072,408                     10.55
 Energy                              21,434,445                      8.35
 Communications                      11,050,848                      4.31
 Utilities                           10,889,429                      4.24
 Basic Materials                      6,357,105                      2.48
                TOTAL              $256,675,426                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP GROWTH FUND I
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (96.90%)
ADVANCED MATERIALS & PRODUCTS (1.51%)
                                                                                $
 Hexcel /1/                                                  131,500               2,080,330
APPAREL MANUFACTURERS (1.89%)
 Carter's /1/                                                 41,300               2,608,095
APPLICATIONS SOFTWARE (1.51%)
 Quest Software /1/                                          150,000               2,086,500
ATHLETIC EQUIPMENT (0.39%)
 Nautilus /2/                                                 29,500                 534,835
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.95%)
 Oshkosh Truck                                                30,000               1,306,800
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.29%)
 Commercial Vehicle Group /1/                                 20,600                 402,112
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (1.12%)
 Simpson Manufacturing                                        39,100               1,542,886
COMMERCIAL BANKS (0.61%)
 Community Bancorp /1/                                        25,900                 845,376
COMMERCIAL SERVICE-FINANCE (3.82%)
 Euronet Worldwide /1/ /2/                                    79,900               2,245,190
 Global Cash Access /1/                                       85,900               1,204,318
 Morningstar /1/ /2/                                          62,200               1,828,680
                                                                                   5,278,188
COMMERCIAL SERVICES (0.58%)
 Alliance Data Systems /1/                                    22,500                 800,100
COMPUTER SERVICES (0.82%)
 Anteon International /1/                                     25,000               1,130,000
COMPUTERS-INTEGRATED SYSTEMS (1.54%)
 Micros Systems /1/                                           46,200               2,121,504
COMPUTERS-PERIPHERAL EQUIPMENT (0.20%)
 Electronics for Imaging /1/                                  11,000                 276,210
CONSULTING SERVICES (1.58%)
 CRA International /1/                                        14,600                 646,196
 Huron Consulting Group /1/                                   58,000               1,539,900
                                                                                   2,186,096
DATA PROCESSING & MANAGEMENT (1.02%)
 FileNet /1/                                                  50,200               1,413,130
DECISION SUPPORT SOFTWARE (0.87%)
 Wind River Systems /1/                                       91,800               1,202,580
DIAGNOSTIC KITS (1.42%)
 Meridian Bioscience                                          36,200                 758,028
 OraSure Technologies /1/                                    108,900               1,198,989
                                                                                   1,957,017
DIVERSIFIED MANUFACTURING OPERATIONS (1.16%)
 Actuant                                                      33,000               1,607,100
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.89%)
 Chemed                                                       25,500               1,226,040
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
E-COMMERCE-PRODUCTS (1.04%)
                                                                                $
 NutriSystem /1/ /2/                                          48,000               1,438,560
E-COMMERCE-SERVICES (0.12%)
 WebMD Health /1/                                              6,300                 164,556
E-MARKETING-INFORMATION (1.75%)
 Digitas /1/                                                 223,900               2,418,120
E-SERVICES-CONSULTING (0.22%)
 Sapient /1/                                                  58,400                 303,096
ELECTRONIC COMPONENTS-SEMICONDUCTOR (4.46%)
 Advanced Analogic Technologies /1/                          124,100               1,352,690
 Microsemi /1/                                               108,500               2,513,945
 ON Semiconductor /1/                                        220,600               1,023,584
 SiRF Technology Holdings /1/                                 49,100               1,266,289
                                                                                   6,156,508
ELECTRONICS-MILITARY (0.65%)
 Engineered Support Systems                                   22,050                 891,923
ENTERPRISE SOFTWARE & SERVICE (2.19%)
 Informatica /1/                                             253,600               3,017,840
ENTERTAINMENT SOFTWARE (1.68%)
 THQ /1/                                                     100,200               2,322,636
FINANCE-INVESTMENT BANKER & BROKER (2.27%)
 Greenhill                                                    41,100               1,970,745
 optionsXpress Holdings                                       61,700               1,163,662
                                                                                   3,134,407
FINANCIAL GUARANTEE INSURANCE (0.53%)
 Primus Guaranty /1/                                          83,700                 736,560
HAZARDOUS WASTE DISPOSAL (1.15%)
 Stericycle /1/                                               27,570               1,586,929
HUMAN RESOURCES (3.10%)
 Administaff                                                  34,100               1,443,112
 Resources Connection /1/                                     99,100               2,829,305
                                                                                   4,272,417
INTERNET CONTENT-ENTERTAINMENT (0.58%)
 Audible /1/ /2/                                              76,100                 795,245
INTERNET INFRASTRUCTURE EQUIPMENT (1.18%)
 Avocent /1/                                                  53,300               1,634,178
INTERNET SECURITY (0.25%)
 VASCO Data Security International /1/                        32,100                 342,828
INVESTMENT MANAGEMENT & ADVISORY SERVICES (1.12%)
 Affiliated Managers Group /1/ /2/                            20,100               1,542,675
MACHINERY-GENERAL INDUSTRY (1.14%)
 Idex                                                         39,450               1,578,789
MEDICAL IMAGING SYSTEMS (1.18%)
 IRIS International /1/ /2/                                   69,200               1,622,740
MEDICAL INSTRUMENTS (3.59%)
 Abaxis /1/                                                   83,900               1,443,080
 Animas /1/ /2/                                               68,100               1,120,245
 ArthroCare /1/                                               30,300               1,112,919
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (CONTINUED)
                                                                                $
 Ventana Medical Systems /1/                                  33,500               1,284,055
                                                                                   4,960,299
MEDICAL PRODUCTS (0.38%)
 VNUS Medical Technologies /1/ /2/                            51,900                 530,937
MEDICAL-BIOMEDICAL/GENE (3.67%)
 Coley Pharmaceutical Group /1/ /2/                           20,100                 297,681
 Momenta Pharmaceuticals /1/ /2/                              16,100                 346,633
 Nektar Therapeutics /1/                                      24,800                 373,488
 Protein Design Labs /1/                                      82,700               2,317,254
 Serologicals /1/                                             54,210               1,056,011
 Telik /1/                                                    45,100                 673,794
                                                                                   5,064,861
MEDICAL-DRUGS (0.73%)
 Cubist Pharmaceuticals /1/                                    7,100                 143,491
 Rigel Pharmaceuticals /1/                                    21,200                 475,940
 ZymoGenetics /1/                                             21,800                 381,936
                                                                                   1,001,367
MEDICAL-HMO (1.43%)
 WellCare Health Plans /1/                                    62,485               1,968,277
MEDICAL-HOSPITALS (1.14%)
 United Surgical Partners International /1/                   43,800               1,570,230
MULTIMEDIA (1.22%)
 Entravision Communications /1/                              205,800               1,687,560
OIL & GAS DRILLING (1.16%)
 Helmerich & Payne                                            28,900               1,601,060
OIL COMPANY-EXPLORATION & PRODUCTION (4.18%)
 Bill Barrett /1/                                             42,100               1,340,043
 Cimarex Energy /1/                                            6,900                 270,894
 Range Resources                                              44,900               1,602,481
 Spinnaker Exploration /1/                                    25,200               1,551,816
 Whiting Petroleum /1/                                        24,600                 997,530
                                                                                   5,762,764
OIL FIELD MACHINERY & EQUIPMENT (3.04%)
 Dril-Quip /1/                                                27,300               1,116,570
 FMC Technologies /1/                                         41,900               1,527,674
 Hydril /1/                                                   23,300               1,545,722
                                                                                   4,189,966
OIL-FIELD SERVICES (3.00%)
 Core Laboratories /1/                                        50,620               1,630,470
 Superior Well Services /1/                                   29,600                 691,752
 Tesco /1/                                                     7,200                 117,648
 W-H Energy Services /1/                                      55,900               1,693,770
                                                                                   4,133,640
PRINTING-COMMERCIAL (0.93%)
 VistaPrint /1/                                               75,580               1,279,569
REAL ESTATE MANAGEMENT & SERVICES (0.81%)
 ZipRealty /1/ /2/                                            84,880               1,111,079
RECREATIONAL CENTERS (1.89%)
 Life Time Fitness /1/                                        70,400               2,614,656
                                                Shares

                                                Held                                Value

----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RESEARCH & DEVELOPMENT (1.81%)
                                                                                $
 Senomyx /1/                                                  45,300                 645,525
 SFBC International /1/                                       43,500               1,854,840
                                                                                   2,500,365
RESORTS & THEME PARKS (0.96%)
 Sunterra /1/ /2/                                            110,800               1,330,708
RETAIL-CATALOG SHOPPING (1.69%)
 Coldwater Creek /1/                                          25,800                 696,342
 MSC Industrial Direct                                        43,000               1,641,740
                                                                                   2,338,082
RETAIL-COMPUTER EQUIPMENT (1.37%)
 Insight Enterprises /1/                                      92,300               1,893,996
RETAIL-LEISURE PRODUCTS (1.13%)
 MarineMax /1/                                                62,900               1,553,630
RETAIL-SPORTING GOODS (0.25%)
 Dick's Sporting Goods /1/ /2/                                11,720                 350,780
SCHOOLS (3.03%)
 Laureate Education /1/                                       44,960               2,221,024
 Strayer Education                                            21,840               1,954,898
                                                                                   4,175,922
SCHOOLS-DAY CARE (1.39%)
 Bright Horizons Family Solutions /1/                         48,100               1,922,557
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.54%)
 Exar /1/                                                     57,800                 727,702
 Integrated Device Technology /1/                            141,300               1,396,044
                                                                                   2,123,746
SEMICONDUCTOR EQUIPMENT (0.87%)
 Entegris /1/                                                122,600               1,196,576
STEEL-SPECIALTY (1.53%)
 Allegheny Technologies                                       73,560               2,111,907
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (1.07%)
 Essex /1/                                                    81,800               1,469,946
THERAPEUTICS (1.76%)
 Abgenix /1/ /2/                                              41,600                 432,640
 CV Therapeutics /1/                                          15,800                 395,948
 NeoPharm /1/                                                120,700               1,159,927
 Renovis /1/                                                  31,400                 440,542
                                                                                   2,429,057
TRANSACTIONAL SOFTWARE (1.80%)
 Bottomline Technologies /1/                                  64,900                 820,985
 VeriFone Holdings /1/                                        71,700               1,663,440
                                                                                   2,484,425
TRANSPORT-MARINE (1.13%)
 Kirby /1/                                                    30,300               1,565,601
TRANSPORT-SERVICES (1.62%)
 UTI Worldwide                                                26,200               2,241,148
                                                TOTAL COMMON STOCKS              133,729,617

                                                Maturity

                                                Amount                              Value

----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (6.91%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $9,726,722; 02/15/26 -                                       $
  02/15/27) /3/                                           $9,537,046               9,536,000
                                        TOTAL REPURCHASE AGREEMENTS                9,536,000
                                                                                ------------

                              TOTAL PORTFOLIO INVESTMENTS (103.81%)              143,265,617
OTHER ASSETS AND LIABILITIES, NET (-3.81%)                                        (5,254,725)
                                         TOTAL NET ASSETS (100.00%)             $138,010,892
                                                                                ---------------



 See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP GROWTH FUND I
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 21,730,751
Unrealized Depreciation                        (6,352,058)
                                             ------------
Net Unrealized Appreciation (Depreciation)     15,378,693
Cost for federal income tax purposes         $127,886,924


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                      $ 44,746,040                     31.23%
 Technology                          25,531,655                     17.82
 Financial                           16,906,097                     11.80
 Energy                              15,687,430                     10.95
 Consumer, Cyclical                  14,933,693                     10.42
 Industrial                          13,094,706                      9.14
 Communications                      10,254,089                      7.16
 Basic Materials                      2,111,907                      1.48
                TOTAL              $143,265,617                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PARTNERS SMALLCAP GROWTH FUND III
                                OCTOBER 31, 2005

                                              Shares

                                              Held                                 Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (98.09%)
ADVANCED MATERIALS & PRODUCTS (0.36%)
                                                                               $
 Hexcel /1/                                                  29,700                 469,854
AEROSPACE & DEFENSE EQUIPMENT (0.21%)
 Alliant Techsystems /1/                                      4,000                 280,880
APPAREL MANUFACTURERS (2.62%)
 Columbia Sportswear /1/ /2/                                 11,100                 470,973
 Polo Ralph Lauren                                           23,800               1,170,960
 Quiksilver /1/                                             158,200               1,824,046
                                                                                  3,465,979
APPLICATIONS SOFTWARE (2.12%)
 Red Hat /1/ /2/                                            121,000               2,809,620
BROADCASTING SERVICES & PROGRAMMING (0.20%)
 CKX /1/ /2/                                                 21,200                 265,848
BUILDING-HEAVY CONSTRUCTION (0.73%)
 Granite Construction /2/                                    28,500                 972,135
BUILDING-RESIDENTIAL & COMMERCIAL (1.11%)
 Ryland Group                                                 4,600                 309,580
 Technical Olympic USA                                       54,775               1,157,944
                                                                                  1,467,524
COMMERCIAL BANKS (3.11%)
 East West Bancorp                                           29,200               1,118,068
 SVB Financial Group /1/ /2/                                 46,600               2,316,486
 Wintrust Financial                                          12,600                 676,368
                                                                                  4,110,922
COMMERCIAL SERVICES (0.12%)
 Corporate Executive Board                                    1,900                 157,016
COMMUNICATIONS SOFTWARE (1.00%)
 Avid Technology /1/                                         26,800               1,319,364
COMPUTER GRAPHICS (1.36%)
 Pixar /1/                                                   35,500               1,800,915
COMPUTER SERVICES (1.11%)
 Anteon International /1/                                    15,200                 687,040
 Manhattan Associates /1/                                    35,200                 781,792
                                                                                  1,468,832
COMPUTERS-INTEGRATED SYSTEMS (0.78%)
 Jack Henry & Associates                                     28,300                 508,834
 Synopsys /1/                                                27,700                 524,915
                                                                                  1,033,749
COMPUTERS-MEMORY DEVICES (3.22%)
 Maxtor /1/                                                 594,700               2,081,450
 Western Digital /1/                                        180,100               2,179,210
                                                                                  4,260,660
CONSULTING SERVICES (0.31%)
 Huron Consulting Group /1/                                  15,600                 414,180
DATA PROCESSING & MANAGEMENT (1.57%)
 Global Payments                                             16,400                 702,740
 NAVTEQ /1/                                                   9,300                 363,816
 SEI Investments                                             26,000               1,008,800
                                                                                  2,075,356
                                              Shares

                                              Held                                 Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DRUG DELIVERY SYSTEMS (0.51%)
                                                                               $
 Depomed /1/ /2/                                            134,500                 672,500
E-COMMERCE-SERVICES (1.21%)
 Monster Worldwide /1/                                       48,600               1,594,566
E-MARKETING-INFORMATION (1.41%)
 aQuantive /1/ /2/                                           86,300               1,868,395
E-SERVICES-CONSULTING (0.55%)
 GSI Commerce /1/ /2/                                        45,800                 731,884
ELECTRONIC COMPONENTS-SEMICONDUCTOR (8.75%)
 Agere Systems /1/ /2/                                       63,890                 664,456
 Altera /1/                                                 214,400               3,569,760
 AMIS Holdings /1/ /2/                                       75,700                 843,298
 ATI Technologies /1/                                        51,600                 745,620
 Cree /1/ /2/                                               111,100               2,670,844
 Intersil Holding                                            86,000               1,957,360
 Lattice Semiconductor /1/                                  167,600                 734,088
 Pixelworks /1/                                              72,000                 396,720
                                                                                 11,582,146
ELECTRONIC MEASUREMENT INSTRUMENTS (0.64%)
 Flir Systems /1/                                            40,200                 842,592
ENERGY-ALTERNATE SOURCES (0.15%)
 Headwaters /1/                                               6,300                 200,592
ENTERTAINMENT SOFTWARE (0.64%)
 THQ /1/                                                     36,750                 851,865
FINANCE-COMMERCIAL (1.00%)
 CapitalSource /1/ /2/                                       60,200               1,324,400
FINANCE-INVESTMENT BANKER & BROKER (5.54%)
 E*Trade Financial /1/                                      238,100               4,416,755
 Friedman, Billings, Ramsey Group /2/                        71,400                 633,318
 Lazard /1/ /2/                                              88,400               2,285,140
                                                                                  7,335,213
FINANCE-MORTGAGE LOAN/BANKER (0.64%)
 Accredited Home Lenders Holding /1/ /2/                     23,400                 845,676
HOTELS & MOTELS (0.19%)
 Four Seasons Hotels /2/                                      4,700                 252,061
HUMAN RESOURCES (0.47%)
 Robert Half International                                   16,800                 619,584
INDUSTRIAL AUDIO & VIDEO PRODUCTS (0.81%)
 Sonic Solutions /1/ /2/                                     56,000               1,071,840
INSTRUMENTS-SCIENTIFIC (1.29%)
 FEI /1/ /2/                                                 90,500               1,710,450
INTERNET APPLICATION SOFTWARE (0.46%)
 eResearch Technology /1/                                    42,900                 614,757
INTERNET CONTENT-INFORMATION & NEWS (1.62%)
 CNET Networks /1/                                           78,200               1,062,738
 InfoSpace /1/ /2/                                           43,300               1,087,696
                                                                                  2,150,434
                                              Shares

                                              Held                                 Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INTERNET INFRASTRUCTURE EQUIPMENT (1.25%)
                                                                               $
 Avocent /1/                                                 53,800               1,649,508
INTERNET INFRASTRUCTURE SOFTWARE (1.10%)
 F5 Networks /1/                                             11,400                 593,142
 Openwave Systems /1/ /2/                                    48,500                 866,695
                                                                                  1,459,837
INTERNET SECURITY (1.89%)
 CheckFree /1/                                               59,000               2,507,500
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.97%)
 Affiliated Managers Group /1/ /2/                            7,700                 590,975
 Calamos Asset Management                                    28,400                 689,836
                                                                                  1,280,811
MACHINERY-GENERAL INDUSTRY (0.45%)
 Gardner Denver /1/                                          12,300                 597,780
MEDICAL INSTRUMENTS (0.76%)
 Beckman Coulter                                             20,500               1,009,830
MEDICAL PRODUCTS (3.13%)
 Cooper                                                      23,300               1,603,972
 Syneron Medical /1/ /2/                                     20,400                 733,176
 Varian Medical Systems /1/                                  39,600               1,804,176
                                                                                  4,141,324
MEDICAL-BIOMEDICAL/GENE (0.30%)
 Millipore /1/                                                6,500                 397,930
MEDICAL-DRUGS (8.44%)
 Cephalon /1/ /2/                                           127,900               5,830,961
 Cubist Pharmaceuticals /1/                                 115,400               2,332,234
 Endo Pharmaceuticals Holdings /1/                           98,300               2,646,236
 Ligand Pharmaceuticals /1/ /2/                              42,400                 366,760
                                                                                 11,176,191
MEDICAL-GENERIC DRUGS (1.78%)
 Barr Pharmaceuticals /1/                                    41,000               2,355,450
MEDICAL-HMO (0.96%)
 AMERIGROUP /1/                                              75,600               1,264,032
MEDICAL-HOSPITALS (2.79%)
 Triad Hospitals /1/                                         46,000               1,891,980
 Universal Health Services /2/                               38,200               1,800,748
                                                                                  3,692,728
MISCELLANEOUS INVESTING (0.25%)
 JER Investors Trust /1/                                     19,600                 334,180
NETWORKING PRODUCTS (3.53%)
 Polycom /1/                                                305,200               4,669,560
OFFICE FURNISHINGS-ORIGINAL (1.46%)
 Herman Miller                                               70,500               1,932,405
OFFICE SUPPLIES & FORMS (0.20%)
 John H. Harland                                              6,500                 270,335
OIL & GAS DRILLING (0.31%)
 Patterson-UTI Energy                                        12,100                 412,973
OIL COMPANY-EXPLORATION & PRODUCTION (0.82%)
 Ultra Petroleum /1/                                         14,800                 776,852
                                              Shares

                                              Held                                 Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
                                                                               $
 Whiting Petroleum /1/                                        7,500                 304,125
                                                                                  1,080,977
OIL-FIELD SERVICES (0.19%)
 Global Industries /1/                                       19,800                 251,658
RESEARCH & DEVELOPMENT (0.03%)
 PRA International /1/                                        1,300                  34,528
RETAIL-APPAREL & SHOE (3.51%)
 Abercrombie & Fitch                                         33,900               1,762,461
 AnnTaylor Stores /1/ /2/                                    46,500               1,128,555
 DSW /1/ /2/                                                 52,600               1,095,132
 Urban Outfitters /1/                                        23,500                 665,755
                                                                                  4,651,903
RETAIL-CONSUMER ELECTRONICS (0.52%)
 Circuit City Stores                                         38,700                 688,473
RETAIL-MAIL ORDER (1.16%)
 Williams-Sonoma /1/                                         39,400               1,540,934
RETAIL-RESTAURANTS (0.61%)
 Panera Bread /1/                                            13,700                 810,903
SCHOOLS (1.09%)
 Education Management /1/                                    32,600               1,005,384
 ITT Educational Services /1/                                 8,000                 442,240
                                                                                  1,447,624
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (1.52%)
 Genesis Microchip /1/                                       82,900               1,594,996
 Micrel /1/                                                  42,300                 423,000
                                                                                  2,017,996
SEMICONDUCTOR EQUIPMENT (4.14%)
 Brooks Automation /1/ /2/                                    8,800                 103,048
 Novellus Systems /1/                                       141,600               3,095,376
 Teradyne /1/ /2/                                           168,500               2,281,490
                                                                                  5,479,914
TELECOMMUNICATION EQUIPMENT (5.12%)
 Avaya /1/ /2/                                              376,500               4,337,280
 Plantronics /2/                                             81,800               2,441,730
                                                                                  6,779,010
THERAPEUTICS (2.64%)
 Abgenix /1/ /2/                                            119,900               1,246,960
 Dendreon /1/ /2/                                           167,400               1,031,184
 Neurocrine Biosciences /1/                                   8,100                 427,842
 Trimeris /1/ /2/                                            61,500                 783,510
                                                                                  3,489,496
WIRELESS EQUIPMENT (1.36%)
 RF Micro Devices /1/                                       343,900               1,802,036
                                               TOTAL COMMON STOCKS              129,869,615
                                              Maturity

                                              Amount                               Value

---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (24.77%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $33,442,747; 02/15/26 -                                     $
  02/15/27) /3/                                         $32,790,597              32,787,000
                                       TOTAL REPURCHASE AGREEMENTS               32,787,000
                                                                               ------------

                             TOTAL PORTFOLIO INVESTMENTS (122.86%)              162,656,615
OTHER ASSETS AND LIABILITIES, NET (-22.86%)                                     (30,261,840)
                                        TOTAL NET ASSETS (100.00%)             $132,394,775
                                                                               ---------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                       PARTNERS SMALLCAP GROWTH FUND III
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 14,995,762
Unrealized Depreciation                        (7,871,894)
                                             ------------
Net Unrealized Appreciation (Depreciation)      7,123,868
Cost for federal income tax purposes         $155,532,747


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $ 48,018,202                     29.52%
 Technology                          34,700,417                     21.33
 Consumer,
 Non-cyclical                        31,142,748                     19.15
 Communications                      26,093,335                     16.04
 Consumer, Cyclical                  14,810,182                      9.10
 Industrial                           5,945,531                      3.66
 Energy                               1,946,200                      1.20
                TOTAL              $162,656,615                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS SMALLCAP VALUE FUND
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (98.54%)
ADVERTISING SERVICES (0.06%)
                                                                                 $
 R.H. Donnelley /1/ /2/                                         3,000                 185,190
AEROSPACE & DEFENSE EQUIPMENT (1.50%)
 Curtiss-Wright                                                 1,200                  68,820
 DRS Technologies /2/                                          75,000               3,694,500
 Innovative Solutions & Support /1/                            14,336                 204,854
 Kaman                                                         16,603                 389,008
 Moog /1/                                                       4,019                 119,163
 Orbital Sciences /1/ /2/                                      28,599                 332,607
 Triumph Group /1/                                              1,693                  58,984
                                                                                    4,867,936
AGRICULTURAL OPERATIONS (0.00%)
 Andersons /2/                                                    300                  10,455
AIRLINES (0.25%)
 Alaska Air Group /1/                                          13,868                 437,258
 Continental Airlines /1/ /2/                                  11,552                 149,598
 World Air Holdings /1/                                        22,962                 241,101
                                                                                      827,957
APPAREL MANUFACTURERS (0.22%)
 Phillips-Van Heusen                                           25,672                 730,368
APPLICATIONS SOFTWARE (0.03%)
 EPIQ Systems /1/ /2/                                           4,180                  79,629
 SS&C Technologies                                                482                  17,275
                                                                                       96,904
AUCTION HOUSE & ART DEALER (0.94%)
 ADESA                                                        142,200               3,043,080
AUDIO & VIDEO PRODUCTS (0.03%)
 Audiovox /1/                                                   6,130                  87,107
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.78%)
 BorgWarner                                                    41,400               2,400,786
 Hayes Lemmerz International /1/                               13,302                  52,011
 Titan International /2/                                        5,276                  93,543
                                                                                    2,546,340
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.07%)
 Aftermarket Technology /1/                                    12,813                 236,144
BATTERIES & BATTERY SYSTEMS (0.06%)
 Greatbatch /1/                                                 8,010                 208,741
BEVERAGES-NON-ALCOHOLIC (0.15%)
 Hansen Natural /1/ /2/                                         9,600                 484,992
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.18%)
 NCI Building Systems /1/                                       4,500                 185,085
 USG /1/ /2/                                                    6,560                 387,827
                                                                                      572,912
BUILDING & CONSTRUCTION-MISCELLANEOUS (1.09%)
 Dycom Industries /1/ /2/                                     177,100               3,529,603
BUILDING PRODUCTS-AIR & HEATING (0.38%)
 Lennox International                                           2,056                  57,342
 York International                                            21,200               1,189,532
                                                                                    1,246,874
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.13%)
                                                                                 $
 Texas Industries                                               8,200                 406,720
BUILDING PRODUCTS-LIGHT FIXTURES (0.06%)
 Genlyte Group /1/                                              3,700                 188,589
BUILDING-HEAVY CONSTRUCTION (0.25%)
 Granite Construction /2/                                         700                  23,877
 Perini /1/                                                     1,860                  37,907
 Washington Group International /1/ /2/                        15,112                 751,066
                                                                                      812,850
BUILDING-RESIDENTIAL & COMMERCIAL (1.76%)
 Beazer Homes USA /2/                                          49,100               2,845,345
 Ryland Group                                                  42,700               2,873,710
                                                                                    5,719,055
BUSINESS TO BUSINESS-E COMMERCE (0.04%)
 Click Commerce /1/ /2/                                         7,411                 135,325
CABLE TV (0.06%)
 Insight Communications /1/                                    16,450                 189,175
CAPACITORS (0.00%)
 KEMET /1/                                                      1,642                  11,363
CASINO HOTELS (0.02%)
 Aztar /1/                                                      2,469                  74,243
CASINO SERVICES (0.01%)
 Mikohn Gaming /1/ /2/                                          3,100                  32,519
 Shuffle Master /1/ /2/                                            19                     482
                                                                                       33,001
CELLULAR TELECOMMUNICATIONS (0.29%)
 Alamosa Holdings /1/                                           4,895                  72,446
 Dobson Communications /1/ /2/                                110,819                 807,870
 Syniverse Holdings /1/                                         4,000                  72,400
                                                                                      952,716
CHEMICALS-DIVERSIFIED (0.11%)
 FMC /1/                                                        6,300                 342,972
CHEMICALS-FIBERS (0.06%)
 Wellman                                                       31,300                 204,702
CHEMICALS-PLASTICS (0.04%)
 PolyOne /1/                                                    9,600                  55,392
 Spartech                                                       3,383                  64,176
                                                                                      119,568
CHEMICALS-SPECIALTY (1.65%)
 Cytec Industries                                             102,300               4,224,990
 H.B. Fuller                                                    8,600                 257,742
 Hercules /1/                                                  27,020                 301,003
 Minerals Technologies                                          2,697                 144,182
 NewMarket /1/                                                 15,132                 282,968
 OM Group /1/                                                   8,290                 132,474
                                                                                    5,343,359
CIRCUIT BOARDS (0.04%)
 Multi-Fineline Electronix /1/                                  4,600                 122,452
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
COLLECTIBLES (0.96%)
                                                                                 $
 RC2 /1/ /2/                                                   89,200               3,120,216
COMMERCIAL BANKS (3.95%)
 Alabama National Bancorp.                                      4,200                 271,656
 Amegy Bancorp. /2/                                           142,200               3,289,086
 BancFirst                                                      3,300                 274,164
 Bank Mutual /2/                                               16,300                 168,868
 Capitol Bancorp.                                               3,000                 104,040
 Cathay General Bancorp /2/                                     2,800                 109,172
 Chittenden                                                     3,625                 104,291
 Citizens Banking                                               7,961                 232,063
 Corus Bankshares                                               6,700                 367,830
 CVB Financial /2/                                              1,165                  22,962
 East West Bancorp                                              2,100                  80,409
 First Bancorp. /2/                                            29,200                 333,464
 First Merchants                                                5,200                 130,728
 First Midwest Bancorp                                          9,100                 345,982
 First Republic Bank                                            4,850                 183,864
 Greater Bay Bancorp                                            6,200                 155,558
 MB Financial                                                   4,000                 149,080
 Old Second Bancorp                                             7,600                 236,132
 Prosperity Bancshares                                         14,500                 442,105
 Provident Bankshares                                           4,900                 170,814
 R&G Financial                                                  9,847                  96,501
 Republic Bancorp. /2/                                          2,650                  36,173
 S&T Bancorp                                                   12,300                 457,683
 Santander BanCorp /2/                                          4,600                 117,116
 Sun Bancorp. /1/                                               5,060                 100,643
 Susquehanna Bancshares                                         1,400                  32,326
 SVB Financial Group /1/ /2/                                    5,600                 278,376
 Texas Capital Bancshares /1/ /2/                              38,200                 817,862
 Trustmark /2/                                                  7,180                 201,327
 UCBH Holdings                                                159,700               2,778,780
 Umpqua Holdings                                                5,800                 154,280
 United Community Banks /2/                                     2,355                  69,802
 Wintrust Financial                                             9,435                 506,471
                                                                                   12,819,608
COMMERCIAL SERVICE-FINANCE (0.91%)
 NCO Group /1/                                                163,590               2,939,712
COMMERCIAL SERVICES (1.13%)
 Quanta Services /1/ /2/                                      293,500               3,372,315
 TeleTech Holdings /1/ /2/                                     25,044                 261,209
 Vertrue /1/ /2/                                                  795                  29,932
                                                                                    3,663,456
COMMUNICATIONS SOFTWARE (0.04%)
 Ulticom /1/                                                   13,354                 140,618
COMPUTER AIDED DESIGN (0.01%)
 ANSYS /1/                                                        900                  33,534
COMPUTER SERVICES (0.11%)
 CIBER /1/                                                     37,902                 241,815
 Perot Systems /1/                                              8,200                 113,652
                                                                                      355,467
COMPUTERS (0.09%)
 Palm /1/ /2/                                                   5,890                 151,314
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COMMON STOCKS (CONTINUED)
COMPUTERS (CONTINUED)
                                                                                 $
 PAR Technology /1/ /2/                                         5,487                 133,828
                                                                                      285,142
COMPUTERS-INTEGRATED SYSTEMS (0.27%)
 Agilysys                                                      51,164                 764,390
 RadiSys /1/                                                    7,876                 126,567
                                                                                      890,957
COMPUTERS-MEMORY DEVICES (0.43%)
 Advanced Digital Information /1/                             121,500               1,110,510
 Komag /1/ /2/                                                 10,465                 280,671
                                                                                    1,391,181
COMPUTERS-PERIPHERAL EQUIPMENT (1.60%)
 Electronics for Imaging /1/ /2/                              207,000               5,197,770
CONSULTING SERVICES (1.27%)
 FTI Consulting /1/ /2/                                       150,300               4,113,711
CONSUMER PRODUCTS-MISCELLANEOUS (0.48%)
 Central Garden & Pet /1/                                       4,500                 192,915
 Jarden /1/ /2/                                                 7,450                 251,735
 Playtex Products /1/                                           3,200                  42,848
 Spectrum Brands /1/                                           52,400               1,084,680
                                                                                    1,572,178
CONTAINERS-METAL & GLASS (0.92%)
 Crown Holdings /1/                                            17,784                 288,456
 Owens-Illinois /1/                                           140,900               2,682,736
                                                                                    2,971,192
COSMETICS & TOILETRIES (0.05%)
 Chattem /1/ /2/                                                5,300                 174,900
DATA PROCESSING & MANAGEMENT (1.48%)
 Acxiom                                                       160,300               3,420,802
 Reynolds & Reynolds                                           51,700               1,372,118
                                                                                    4,792,920
DECISION SUPPORT SOFTWARE (0.00%)
 SPSS /1/                                                         300                   6,840
DENTAL SUPPLIES & EQUIPMENT (0.07%)
 Sybron Dental Specialties /1/                                  5,091                 218,404
DIAGNOSTIC KITS (0.09%)
 Meridian Bioscience                                           14,543                 304,530
DIALYSIS CENTERS (1.95%)
 Renal Care Group /1/                                         135,150               6,331,777
DISTRIBUTION-WHOLESALE (1.88%)
 Bell Microproducts /1/ /2/                                    29,203                 201,209
 Building Material Holding /2/                                  8,800                 748,088
 Owens & Minor                                                100,700               2,965,615
 ScanSource /1/ /2/                                            32,700               1,852,128
 United Stationers /1/                                          7,300                 331,201
                                                                                    6,098,241
DIVERSIFIED MANUFACTURING OPERATIONS (1.51%)
 A.O. Smith                                                    11,972                 387,653
 Blount International /1/                                      39,897                 632,766
 EnPro Industries /1/ /2/                                      14,595                 407,201
 Griffon /1/                                                   16,700                 367,400
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                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
DIVERSIFIED MANUFACTURING OPERATIONS (CONTINUED)
                                                                                 $
 Pentair                                                       95,700               3,109,293
                                                                                    4,904,313
DIVERSIFIED OPERATIONS (0.16%)
 Resource America                                              13,000                 211,120
 Walter Industries                                              6,900                 315,123
                                                                                      526,243
E-COMMERCE-PRODUCTS (0.03%)
 NutriSystem /1/ /2/                                            2,800                  83,916
ELECTRIC-INTEGRATED (2.43%)
 ALLETE                                                        47,000               2,068,470
 CMS Energy /1/ /2/                                            94,448               1,408,220
 El Paso Electric /1/                                          27,320                 591,478
 PNM Resources                                                 85,300               2,162,355
 Sierra Pacific Resources /1/                                  80,300               1,039,885
 UIL Holdings                                                   5,387                 266,656
 UniSource Energy                                              10,900                 348,473
                                                                                    7,885,537
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.05%)
 CTS                                                            7,007                  82,543
 OSI Systems /1/ /2/                                            4,567                  75,812
 Technitrol                                                       800                  13,456
                                                                                      171,811
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.11%)
 MIPS Technologies /1/                                          5,600                  31,416
 OmniVision Technologies /1/ /2/                                7,500                  96,675
 Pixelworks /1/                                                28,853                 158,980
 Skyworks Solutions /1/                                        12,376                  66,335
                                                                                      353,406
ELECTRONIC CONNECTORS (0.13%)
 Thomas & Betts /1/                                            11,000                 428,120
ELECTRONIC MEASUREMENT INSTRUMENTS (0.14%)
 Analogic                                                       1,000                  46,800
 Itron /1/                                                      9,400                 408,524
                                                                                      455,324
ELECTRONIC SECURITY DEVICES (0.19%)
 American Science & Engineering /1/ /2/                        10,886                 625,727
ENERGY-ALTERNATE SOURCES (0.11%)
 Covanta Holding /1/                                           29,737                 344,652
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.13%)
 URS /1/                                                       10,400                 420,472
ENTERPRISE SOFTWARE & SERVICE (0.96%)
 Hyperion Solutions /1/                                        62,100               3,003,156
 ManTech International /1/                                      3,600                  99,720
                                                                                    3,102,876
ENVIRONMENTAL CONSULTING & ENGINEERING (1.05%)
 Tetra Tech /1/                                               220,125               3,398,730
FINANCE-CONSUMER LOANS (0.09%)
 World Acceptance /1/ /2/                                      10,023                 282,047
FINANCE-CREDIT CARD (0.24%)
 CompuCredit /1/ /2/                                           11,936                 523,036
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
FINANCE-CREDIT CARD (CONTINUED)
                                                                                 $
 Metris /1/                                                    18,270                 268,386
                                                                                      791,422
FINANCE-INVESTMENT BANKER & BROKER (0.35%)
 Investment Technology Group /1/                                8,570                 278,611
 Knight Capital Group /1/ /2/                                  29,930                 286,430
 Piper Jaffray /1/                                             16,532                 567,874
                                                                                    1,132,915
FINANCE-LEASING COMPANY (0.40%)
 Financial Federal                                             33,600               1,282,848
FINANCE-MORTGAGE LOAN/BANKER (1.57%)
 Federal Agricultural Mortgage /2/                                760                  19,760
 IndyMac Bancorp                                              135,700               5,065,681
                                                                                    5,085,441
FINANCE-OTHER SERVICES (0.15%)
 Asset Acceptance Capital /1/ /2/                              17,900                 474,171
FINANCIAL GUARANTEE INSURANCE (0.10%)
 Triad Guaranty /1/                                             7,900                 332,274
FOOD-MISCELLANEOUS/DIVERSIFIED (1.29%)
 Chiquita Brands International                                 16,500                 455,565
 Ralcorp Holdings /2/                                          95,700               3,722,730
                                                                                    4,178,295
FOOD-WHOLESALE & DISTRIBUTION (0.17%)
 Nash Finch /2/                                                14,571                 452,575
 Spartan Stores /1/                                             9,950                  98,406
                                                                                      550,981
FOOTWEAR & RELATED APPAREL (1.44%)
 Wolverine World Wide /2/                                     222,400               4,659,280
FUNERAL SERVICE & RELATED ITEMS (0.08%)
 Alderwoods Group /1/                                          12,512                 196,939
 Stewart Enterprises                                           13,300                  67,830
                                                                                      264,769
GAS-DISTRIBUTION (1.34%)
 Atmos Energy                                                  22,560                 593,328
 Energen                                                        6,328                 237,933
 New Jersey Resources                                           5,848                 252,399
 Nicor                                                          5,900                 231,280
 Peoples Energy                                                16,100                 598,920
 South Jersey Industries                                       10,100                 282,295
 Southwest Gas                                                  5,900                 160,834
 WGL Holdings /2/                                              64,600               2,007,768
                                                                                    4,364,757
GOLD MINING (0.01%)
 Royal Gold /2/                                                 1,200                  27,624
GOLF (0.85%)
 Callaway Golf                                                193,900               2,763,075
HOTELS & MOTELS (0.01%)
 LaSalle Hotel Properties                                       1,190                  42,114
 Lodgian /1/                                                      364                   3,706
                                                                                       45,820
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                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
HUMAN RESOURCES (0.09%)
                                                                                 $
 Kforce /1/ /2/                                                 4,974                  53,719
 MPS Group /1/ /2/                                              9,800                 122,010
 Spherion /1/                                                  13,766                 122,518
                                                                                      298,247
IDENTIFICATION SYSTEM-DEVELOPMENT (0.13%)
 Checkpoint Systems /1/ /2/                                    10,378                 249,072
 Paxar /1/                                                      9,500                 163,115
                                                                                      412,187
INSURANCE BROKERS (0.64%)
 Hilb Rogal & Hobbs /2/                                        55,600               2,082,220
INTERNET CONTENT-ENTERTAINMENT (0.00%)
 NetFlix /1/ /2/                                                  100                   2,641
INTERNET CONTENT-INFORMATION & NEWS (0.04%)
 ProQuest /1/ /2/                                               4,800                 142,320
INTERNET FINANCIAL SERVICES (0.45%)
 NetBank                                                      186,163               1,455,795
INTIMATE APPAREL (0.17%)
 Warnaco Group /1/                                             24,952                 565,911
INVESTMENT COMPANIES (0.51%)
 MCG Capital                                                   99,535               1,644,318
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.32%)
 Affiliated Managers Group /1/ /2/                              6,500                 498,875
 GAMCO Investors                                               11,268                 525,765
                                                                                    1,024,640
LASERS-SYSTEMS & COMPONENTS (0.11%)
 Cymer /1/                                                      1,400                  48,790
 Electro Scientific Industries /1/                              1,600                  35,152
 Rofin-Sinar Technologies /1/                                   7,100                 261,706
                                                                                      345,648
LEISURE & RECREATION PRODUCTS (0.00%)
 K2 /1/                                                           100                   1,003
LIFE & HEALTH INSURANCE (1.60%)
 American Equity Investment Life Holding /2/                      769                   8,951
 AmerUs Group                                                   5,200                 307,424
 Delphi Financial Group                                        10,600                 496,504
 Phoenix /2/                                                  114,301               1,480,198
 Stancorp Financial Group                                      27,100               2,495,910
 UICI                                                           4,800                 173,376
 Universal American Financial /1/ /2/                          14,700                 217,560
                                                                                    5,179,923
LOTTERY SERVICES (2.04%)
 GTECH Holdings                                               208,100               6,625,904
MACHINERY TOOLS & RELATED PRODUCTS (0.06%)
 Kennametal                                                     2,500                 127,775
 Regal Beloit                                                   2,164                  68,880
                                                                                      196,655
MACHINERY-FARM (0.04%)
 Gehl /1/ /2/                                                   5,278                 121,236
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
MACHINERY-GENERAL INDUSTRY (0.25%)
                                                                                 $
 Applied Industrial Technologies                                8,812                 290,355
 Gardner Denver /1/                                             6,100                 296,460
 Intevac /1/                                                    9,983                  91,245
 Tecumseh Products                                              6,500                 130,845
                                                                                      808,905
MACHINERY-MATERIAL HANDLING (0.24%)
 Cascade /2/                                                   15,822                 770,531
MACHINERY-PUMPS (0.09%)
 Flowserve /1/ /2/                                              8,500                 297,500
MEDICAL IMAGING SYSTEMS (0.09%)
 IRIS International /1/ /2/                                    12,811                 300,418
MEDICAL INFORMATION SYSTEM (0.14%)
 Per-Se Technologies /1/ /2/                                   19,986                 444,289
MEDICAL INSTRUMENTS (0.00%)
 Conmed /1/                                                       500                  11,990
MEDICAL LABORATORY & TESTING SERVICE (1.59%)
 Covance /1/                                                  105,900               5,152,035
MEDICAL LASER SYSTEMS (0.01%)
 LCA-Vision                                                       900                  37,809
MEDICAL PRODUCTS (1.25%)
 Cantel Medical /1/                                            20,606                 398,726
 Mentor /2/                                                    81,400               3,663,000
                                                                                    4,061,726
MEDICAL-BIOMEDICAL/GENE (0.56%)
 Arena Pharmaceuticals /1/ /2/                                 25,834                 268,674
 Arqule /1/                                                    11,078                  79,097
 Diversa /1/                                                    4,898                  26,204
 Enzon Pharmaceuticals /1/                                     52,404                 367,352
 Immunogen /1/                                                  8,344                  46,727

 LifeCell /1/ /2/                                               6,051                  98,026
 Momenta Pharmaceuticals /1/ /2/                               18,020                 387,971
 Orchid Cellmark /1/                                           24,038                 141,343
 Regeneron Pharmaceutical /1/                                   3,600                  45,036
 Serologicals /1/ /2/                                          18,742                 365,094
                                                                                    1,825,524
MEDICAL-DRUGS (1.07%)
 DURECT /1/ /2/                                                39,198                 248,515
 First Horizon Pharmaceutical /1/ /2/                         168,800               2,435,784
 Kos Pharmaceuticals /1/                                       13,080                 784,800
                                                                                    3,469,099
MEDICAL-GENERIC DRUGS (0.35%)
 Alpharma                                                      46,161               1,148,947
MEDICAL-HMO (0.04%)
 Centene /1/ /2/                                                1,900                  38,285
 Molina Healthcare /1/ /2/                                      4,100                  84,255
                                                                                      122,540
MEDICAL-HOSPITALS (2.32%)
 LifePoint Hospitals /1/                                      120,518               4,712,254
 Triad Hospitals /1/                                           68,500               2,817,405
                                                                                    7,529,659
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                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
MEDICAL-NURSING HOMES (0.12%)
                                                                                 $
 Genesis HealthCare /1/ /2/                                     1,900                  77,102
 Kindred Healthcare /1/                                        11,700                 327,600
                                                                                      404,702
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (1.01%)
 Amsurg /1/ /2/                                               111,100               2,638,625
 Gentiva Health Services /1/                                   19,556                 287,278
 Res-Care /1/                                                  21,700                 350,238
                                                                                    3,276,141
METAL PROCESSORS & FABRICATION (0.25%)
 Commercial Metals                                              9,100                 289,289
 Dynamic Materials /2/                                            600                  12,492
 Mueller Industries                                               550                  15,147
 Sun Hydraulics /2/                                            22,317                 494,545
                                                                                      811,473
METAL PRODUCTS-DISTRIBUTION (0.04%)
 A.M. Castle /1/                                                5,725                 114,099
METAL-ALUMINUM (0.08%)
 Century Aluminum /1/ /2/                                      14,600                 265,428
MISCELLANEOUS INVESTING (2.51%)
 Affordable Residential Communities /2/                        24,676                 246,513
 Alexandria Real Estate Equities                                8,158                 659,574
 American Home Mortgage Investment                              1,630                  44,059
 Anthracite Capital                                            46,566                 488,477
 Anworth Mortgage Asset                                        53,858                 433,018
 Ashford Hospitality Trust                                     26,200                 275,100
 Boykin Lodging /1/                                             1,964                  21,663
 Capital Automotive                                             2,900                 111,998
 Eastgroup Properties                                             990                  43,263
 Entertainment Properties Trust                                 2,600                 104,260
 Equity One                                                       800                  18,760
 FelCor Lodging Trust /1/ /2/                                  89,258               1,331,730
 First Industrial Realty Trust /2/                             19,900                 808,537
 Highwoods Properties                                           1,700                  47,957
 Innkeepers USA Trust                                           4,300                  67,080
 Kilroy Realty                                                  2,810                 157,782
 Luminent Mortgage Capital                                      9,700                  67,706
 MeriStar Hospitality /1/                                     109,700                 951,099
 Newcastle Investment                                           3,700                  97,273
 Omega Healthcare Investors                                    25,800                 317,082
 Pennsylvania Real Estate Invest Trust                          8,400                 323,400
 Prentiss Properties Trust                                      1,500                  59,190
 PS Business Parks /2/                                          2,800                 130,312
 Realty Income                                                  2,377                  52,936
 Redwood Trust /2/                                              2,400                 111,720
 Senior Housing Properties Trust                               31,937                 565,604
 Sovran Self Storage                                            1,640                  76,309
 Sun Communities                                                3,648                 111,191
 Tanger Factory Outlet Centers                                  2,200                  59,158
 Universal Health Realty Income Trust /2/                      11,500                 374,325
                                                                                    8,157,076
MOTION PICTURES & SERVICES (1.12%)
 Macrovision /1/ /2/                                          192,600               3,628,584
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
MULTI-LINE INSURANCE (2.22%)
                                                                                 $
 HCC Insurance Holdings                                       205,550               6,166,500
 Horace Mann Educators                                          2,200                  42,702
 United Fire & Casualty /2/                                    21,900                 985,938
                                                                                    7,195,140
MULTIMEDIA (0.03%)
 Entravision Communications /1/                                11,143                  91,373
NETWORKING PRODUCTS (1.35%)
 Anixter International                                        112,000               4,152,960
 Black Box                                                      4,494                 180,299
 Foundry Networks /1/                                           3,691                  44,034
                                                                                    4,377,293
NON-FERROUS METALS (0.51%)
 RTI International Metals /1/                                  16,123                 540,443
 Titanium Metals /1/ /2/                                       15,466                 729,995
 USEC                                                          38,800                 388,000
                                                                                    1,658,438
NON-HAZARDOUS WASTE DISPOSAL (0.08%)
 Casella Waste Systems /1/ /2/                                 14,869                 189,134
 Waste Connections /1/                                          2,100                  70,077
                                                                                      259,211
OFFICE AUTOMATION & EQUIPMENT (0.02%)
 TRM /1/ /2/                                                    4,062                  54,878
OFFICE SUPPLIES & FORMS (0.01%)
 Standard Register                                              2,064                  31,373
OIL & GAS DRILLING (1.31%)
 Atlas America /1/                                              7,398                 344,747
 Helmerich & Payne                                             70,600               3,911,240
                                                                                    4,255,987
OIL COMPANY-EXPLORATION & PRODUCTION (1.74%)
 Callon Petroleum /1/                                          16,501                 301,968
 Cimarex Energy /1/                                            27,088               1,063,475
 Denbury Resources /1/                                          7,400                 322,862
 Edge Petroleum /1/                                             5,500                 133,265
 Encore Acquisition /1/                                         6,500                 223,015
 Forest Oil /1/                                                14,000                 611,520
 Goodrich Petroleum /1/                                         2,700                  60,210
 Harvest Natural Resources /1/ /2/                             40,613                 393,134
 Petrohawk Energy /1/ /2/                                      11,441                 141,411
 Range Resources                                               12,716                 453,834
 Southwestern Energy /1/                                        9,232                 669,689
 Swift Energy /1/                                              16,100                 702,926
 Toreador Resources /1/ /2/                                    17,987                 495,182
 Vintage Petroleum                                              1,275                  66,160
                                                                                    5,638,651
OIL FIELD MACHINERY & EQUIPMENT (0.06%)
 Lone Star Technologies /1/                                     4,479                 204,914
OIL REFINING & MARKETING (0.82%)
 Tesoro                                                        43,800               2,678,370
OIL-FIELD SERVICES (0.94%)
 Cal Dive International /1/                                     3,644                 224,252
 Hanover Compressor /1/ /2/                                       800                  10,288
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
OIL-FIELD SERVICES (CONTINUED)
                                                                                 $
 Seacor Smit /1/                                               36,800               2,635,984
 Tetra Technologies /1/                                         5,996                 167,708
                                                                                    3,038,232
PAPER & RELATED PRODUCTS (0.25%)
 Caraustar Industries /1/                                      43,522                 379,947
 Glatfelter                                                    31,032                 421,725
 Pope & Talbot                                                  1,600                  13,984
                                                                                      815,656
PHYSICAL THERAPY & REHABILITATION CENTERS (0.03%)
 RehabCare Group /1/                                            3,841                  81,775
PHYSICIAN PRACTICE MANAGEMENT (0.08%)
 Matria Healthcare /1/ /2/                                      7,700                 258,181
 Pediatrix Medical Group /1/                                      102                   7,860
                                                                                      266,041
PIPELINES (0.08%)
 TransMontaigne /1/                                            48,119                 267,060
POWER CONVERTER & SUPPLY EQUIPMENT (0.01%)
 Artesyn Technologies /1/                                       4,511                  39,652
PRINTING-COMMERCIAL (0.71%)
 Valassis Communications /1/                                   73,700               2,303,125
PRIVATE CORRECTIONS (0.14%)
 Corrections Corporation of America /1/                        11,300                 450,644
PROPERTY & CASUALTY INSURANCE (3.28%)
 First American                                               111,200               4,872,784
 Infinity Property & Casualty                                   2,697                 100,382
 LandAmerica Financial Group                                    5,988                 378,202
 Philadelphia Consolidated Holding /1/                          2,100                 202,146
 PMA Capital /1/                                               25,029                 222,007
 ProAssurance /1/                                                 600                  28,080
 RLI                                                           45,200               2,429,500
 Safety Insurance Group                                        16,900                 635,609
 Selective Insurance Group                                     22,000               1,208,020
 Stewart Information Services                                   1,600                  81,488
 Zenith National Insurance                                     10,872                 489,458
                                                                                   10,647,676
PUBLISHING-BOOKS (0.22%)
 Scholastic /1/                                                21,720                 706,986
RACETRACKS (0.05%)
 Speedway Motorsports                                           4,900                 173,754
RADIO (0.34%)
 Cox Radio /1/                                                 19,550                 279,565
 Cumulus Media /1/ /2/                                         14,700                 178,752
 Radio One /1/                                                 53,718                 633,872
                                                                                    1,092,189
REAL ESTATE MANAGEMENT & SERVICES (0.62%)
 Jones Lang LaSalle /1/                                        17,400                 874,872
 Trammell Crow /1/                                             44,000               1,125,080
                                                                                    1,999,952
RECYCLING (0.27%)
 Aleris International /1/                                       2,105                  54,646
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RECYCLING (CONTINUED)
                                                                                 $
 Metal Management                                              34,042                 824,157
                                                                                      878,803
REMEDIATION SERVICES (0.03%)
 Clean Harbors /1/                                              2,654                  89,971
RENTAL-AUTO & EQUIPMENT (1.63%)
 Dollar Thrifty Automotive Group /1/                            7,400                 278,980
 Rent-Way /1/                                                   2,239                  13,814
 United Rentals /1/ /2/                                       254,717               4,984,812
                                                                                    5,277,606
RESEARCH & DEVELOPMENT (0.17%)
 Albany Molecular Research /1/                                 26,059                 349,191
 Senomyx /1/ /2/                                                2,100                  29,925
 SFBC International /1/ /2/                                     3,800                 162,032
                                                                                      541,148
RESORTS & THEME PARKS (0.38%)
 Bluegreen /1/                                                 28,922                 438,747
 Sunterra /1/ /2/                                              15,445                 185,494
 Vail Resorts /1/                                              18,100                 606,350
                                                                                    1,230,591
RETAIL-APPAREL & SHOE (1.18%)
 Genesco /1/                                                    3,360                 123,648
 Pacific Sunwear of California /1/                            142,200               3,557,844
 Payless ShoeSource /1/                                         2,581                  47,413
 Stage Stores /1/                                               3,370                  93,416
                                                                                    3,822,321
RETAIL-APPLIANCES (0.15%)
 Conn's /1/ /2/                                                17,102                 500,576
RETAIL-AUTOMOBILE (0.93%)
 Group 1 Automotive /1/                                       104,757               2,895,484
 Lithia Motors                                                  5,122                 139,523
                                                                                    3,035,007
RETAIL-BEDDING (0.08%)
 Linens 'N Things /1/                                          10,100                 253,914
RETAIL-DISCOUNT (0.13%)
 ShopKo Stores /1/                                             14,800                 424,316
RETAIL-FABRIC STORE (0.02%)
 Jo-Ann Stores /1/                                              4,607                  67,308
RETAIL-HOME FURNISHINGS (0.48%)
 Pier 1 Imports                                               152,500               1,573,800
RETAIL-HYPERMARKETS (0.05%)
 Smart & Final /1/                                             14,072                 176,604
RETAIL-JEWELRY (0.77%)
 Zale /1/ /2/                                                  89,400               2,505,882
RETAIL-MUSIC STORE (0.00%)
 Trans World Entertainment /1/                                  2,300                  14,674
RETAIL-PAWN SHOPS (0.20%)
 First Cash Financial Services /1/                             24,997                 655,671
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-REGIONAL DEPARTMENT STORE (0.09%)
                                                                                 $
 Bon-Ton Stores                                                14,985                 300,449
RETAIL-RESTAURANTS (3.13%)
 CBRL Group /2/                                                64,600               2,241,620
 CEC Entertainment /1/                                        113,400               3,834,054
 Jack in the Box /1/                                            4,481                 133,086
 O'Charley's /1/ /2/                                           86,700               1,188,657
 RARE Hospitality International /1/                            90,450               2,764,152
                                                                                   10,161,569
RUBBER-TIRES (0.95%)
 Cooper Tire & Rubber /2/                                     225,000               3,073,500
SAVINGS & LOANS-THRIFTS (2.40%)
 Astoria Financial                                            124,150               3,469,992
 BankAtlantic Bancorp                                           2,500                  34,725
 Commercial Federal                                             2,400                  82,080
 Dime Bancorp /1/                                               3,800                     494
 First Niagara Financial Group                                  5,300                  78,069
 FirstFed Financial /1/ /2/                                     2,700                 144,423
 Harbor Florida Bancshares                                      5,000                 176,700
 MAF Bancorp                                                    5,800                 240,932
 PFF Bancorp                                                   12,100                 363,484
 Provident Financial Services                                   3,311                  58,274
 Provident New York Bancorp                                    17,800                 194,020
 Sterling Financial /1/                                         3,550                  88,892
 Washington Federal                                           124,574               2,863,956
                                                                                    7,796,041
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.06%)
 Exar /1/                                                       9,768                 122,979
 SigmaTel /1/ /2/                                               4,400                  59,884
                                                                                      182,863
SEMICONDUCTOR EQUIPMENT (0.81%)
 ADE /1/ /2/                                                    1,300                  26,520
 Axcelis Technologies /1/                                      20,100                  87,435
 Mattson Technology /1/ /2/                                     8,639                  68,162
 MKS Instruments /1/                                           10,615                 200,305
 Photronics /1/                                               123,200               2,217,600
 Tessera Technologies /1/                                       1,600                  44,640
                                                                                    2,644,662
SOAP & CLEANING PRODUCTS (0.64%)
 Church & Dwight                                               59,500               2,085,475
STEEL PIPE & TUBE (0.83%)
 Shaw Group /1/ /2/                                           101,100               2,709,480
STEEL PRODUCERS (0.21%)
 AK Steel Holding /1/ /2/                                       6,628                  46,330
 Carpenter Technology                                           2,900                 174,870
 Chaparral Steel /1/                                            7,700                 192,346
 Schnitzer Steel Industries                                     2,500                  79,750
 Wheeling-Pittsburgh /1/ /2/                                   14,668                 188,777
                                                                                      682,073
STEEL-SPECIALTY (0.04%)
 Oregon Steel Mills /1/                                         5,000                 126,950
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
STORAGE & WAREHOUSING (0.06%)
                                                                                 $
 Mobile Mini /1/ /2/                                            4,100                 191,388
SUPERCONDUCTOR PRODUCTION & SYSTEMS (0.04%)
 American Superconductor /1/ /2/                               17,708                 145,383
TELECOMMUNICATION EQUIPMENT (1.79%)
 Adtran                                                       109,900               3,324,475
 Andrew /1/                                                   179,700               1,908,414
 CommScope /1/ /2/                                                500                   9,760
 Comtech Telecommunications /1/                                 4,937                 189,383
 Ditech Communications /1/                                     20,727                 132,031
 UTStarcom /1/ /2/                                             46,500                 256,680
                                                                                    5,820,743
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.11%)
 Essex /1/ /2/                                                 19,878                 357,208
TELECOMMUNICATION SERVICES (0.02%)
 Iowa Telecommunications Services                               3,698                  61,017
TELEPHONE-INTEGRATED (0.30%)
 Talk America Holdings /1/                                    102,263                 985,815
TELEVISION (0.13%)
 LIN TV /1/                                                    33,712                 432,525
TEXTILE-APPAREL (0.03%)
 Perry Ellis International /1/                                  4,256                  88,057
THERAPEUTICS (0.10%)
 United Therapeutics /1/ /2/                                    4,200                 310,212
TOBACCO (0.05%)
 Universal                                                      4,300                 160,992
TRANSACTIONAL SOFTWARE (0.05%)
 Open Solutions /1/ /2/                                         7,620                 163,144
TRANSPORT-EQUIPMENT & LEASING (1.29%)
 Gatx                                                         112,300               4,196,651
TRANSPORT-RAIL (0.03%)
 Genesee & Wyoming /1/                                          3,500                 112,175
TRANSPORT-SERVICES (0.31%)
 Laidlaw International                                         30,248                 687,840
 Offshore Logistics /1/                                         8,900                 302,600
                                                                                      990,440
TRAVEL SERVICES (0.01%)
 Pegasus Solutions /1/                                          2,041                  17,308
WATER (0.07%)
 California Water Service Group                                 5,600                 200,200
 PICO Holdings /1/                                              1,100                  36,938
                                                                                      237,138
WIRE & CABLE PRODUCTS (1.13%)
 Belden CDT /2/                                               168,650               3,361,194
 General Cable /1/ /2/                                         18,000                 292,500
                                                                                    3,653,694
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRELESS EQUIPMENT (0.12%)
                                                                                 $
 Powerwave Technologies /1/ /2/                                35,600                 399,076
                                                 TOTAL COMMON STOCKS              319,889,606



                                                Maturity

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (15.65%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $51,806,831; 02/15/26 -
  02/15/27) /3/                                           $50,796,573            $ 50,791,000
                                         TOTAL REPURCHASE AGREEMENTS               50,791,000
                                                                                 ------------

                               TOTAL PORTFOLIO INVESTMENTS (114.19%)              370,680,606
OTHER ASSETS AND LIABILITIES, NET (-14.19%)                                       (46,071,564)
                                          TOTAL NET ASSETS (100.00%)             $324,609,042
                                                                                 ---------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          PARTNERS SMALLCAP VALUE FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 73,737,407
Unrealized Depreciation                       (14,887,170)
                                             ------------
Net Unrealized Appreciation (Depreciation)     58,850,237
Cost for federal income tax purposes         $311,830,369


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $118,760,827                     32.04%
 Consumer,
 Non-cyclical                        65,913,788                     17.78
 Consumer, Cyclical                  65,899,716                     17.78
 Industrial                          43,382,102                     11.70
 Technology                          20,137,451                      5.43
 Communications                      17,558,410                      4.74
 Energy                              16,427,866                      4.43
 Utilities                           12,487,433                      3.37
 Basic Materials                      9,586,770                      2.59
 Diversified                            526,243                      0.14
                TOTAL              $370,680,606                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS SMALLCAP VALUE FUND I
                                OCTOBER 31, 2005

                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (95.54%)
AEROSPACE & DEFENSE (0.19%)
                                                                                $
 Esterline Technologies /1/                                   12,600                 474,390
AEROSPACE & DEFENSE EQUIPMENT (1.64%)
 AAR /1/                                                      11,900                 189,567
 Armor Holdings /1/                                           13,200                 590,172
 Curtiss-Wright                                               11,200                 642,320
 DRS Technologies                                              7,300                 359,598
 HEICO                                                         5,300                 117,501
 Innovative Solutions & Support /1/                            4,700                  67,163
 Kaman                                                        22,700                 531,861
 Moog /1/                                                     30,550                 905,807
 Orbital Sciences /1/                                         23,100                 268,653
 Triumph Group /1/                                             8,900                 310,076
                                                                                   3,982,718
AIRLINES (0.97%)
 Alaska Air Group /1/                                         19,300                 608,529
 Continental Airlines /1/                                     15,900                 205,905
 ExpressJet Holdings /1/                                      45,000                 404,550
 Pinnacle Airlines /1/                                        13,500                  86,265
 Skywest                                                      35,900               1,052,229
                                                                                   2,357,478
APPAREL MANUFACTURERS (0.43%)
 Carter's /1/                                                  3,600                 227,340
 Kellwood                                                     15,700                 343,987
 Oxford Industries                                             1,600                  78,800
 Quiksilver /1/                                               24,000                 276,720
 Russell                                                       9,500                 128,535
                                                                                   1,055,382
APPLICATIONS SOFTWARE (0.17%)
 MRO Software /1/                                                824                  13,497
 Progress Software /1/                                        10,100                 314,514
 Quest Software /1/                                            6,300                  87,633
                                                                                     415,644
ATHLETIC FOOTWEAR (0.05%)
 K-Swiss                                                       3,700                 112,665
AUDIO & VIDEO PRODUCTS (0.10%)
 Audiovox /1/                                                 16,300                 231,623
AUTO-TRUCK TRAILERS (0.04%)
 Wabash National                                               4,700                  86,527
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.05%)
 American Axle & Manufacturing Holdings                       11,400                 248,520
 ArvinMeritor                                                 29,200                 468,076
 Hayes Lemmerz International /1/                              24,000                  93,840
 Keystone Automotive Industries /1/                            5,300                 151,633
 Modine Manufacturing                                         15,900                 525,654
 Superior Industries International                             7,200                 146,520
 Tenneco Automotive /1/                                       46,200                 763,224
 Visteon                                                      20,100                 167,433
                                                                                   2,564,900
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.16%)
 Aftermarket Technology /1/                                   16,300                 300,409
 Commercial Vehicle Group /1/                                  4,000                  78,080
                                                                                     378,489
                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BROADCASTING SERVICES & PROGRAMMING (0.04%)
                                                                                $
 4 Kids Entertainment /1/                                        700                  11,942
 Gray Television                                              10,500                  94,500
                                                                                     106,442
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.30%)
 NCI Building Systems /1/                                     11,400                 468,882
 USG /1/                                                       4,300                 254,216
                                                                                     723,098
BUILDING PRODUCTS-AIR & HEATING (0.60%)
 Lennox International                                         33,100                 923,159
 York International                                            9,400                 527,434
                                                                                   1,450,593
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.51%)
 Eagle Materials                                               8,000                 851,920
 Texas Industries                                              7,900                 391,840
                                                                                   1,243,760
BUILDING PRODUCTS-DOORS & WINDOWS (0.12%)
 Apogee Enterprises                                           17,700                 289,926
BUILDING PRODUCTS-LIGHT FIXTURES (0.11%)
 Genlyte Group /1/                                             5,300                 270,141
BUILDING PRODUCTS-WOOD (0.51%)
 Universal Forest Products                                    22,600               1,250,684
BUILDING-HEAVY CONSTRUCTION (0.24%)
 Washington Group International /1/                           11,900                 591,430
BUILDING-MAINTENANCE & SERVICE (0.10%)
 Healthcare Services Group                                    12,700                 236,728
BUILDING-RESIDENTIAL & COMMERCIAL (0.69%)
 Beazer Homes USA                                              1,600                  92,720
 Levitt                                                       10,175                 199,939
 M/I Homes                                                     1,100                  49,390
 Technical Olympic USA                                        28,200                 596,148
 WCI Communities /1/                                          30,000                 750,600
                                                                                   1,688,797
CABLE TV (0.39%)
 Charter Communications /1/                                  175,500                 210,600
 Insight Communications /1/                                   20,600                 236,900
 LodgeNet Entertainment /1/                                   30,200                 392,600
 Mediacom Communications /1/                                  19,200                 111,552
                                                                                     951,652
CASINO HOTELS (0.26%)
 Ameristar Casinos                                            10,100                 215,433
 Aztar /1/                                                    11,500                 345,805
 Monarch Casino & Resort /1/                                   4,200                  81,354
                                                                                     642,592
CELLULAR TELECOMMUNICATIONS (0.26%)
 Centennial Communications /1/                                14,700                 217,707
 Dobson Communications /1/                                    43,300                 315,657
 Leap Wireless International /1/                               3,200                 105,632
                                                                                     638,996
CHEMICALS-DIVERSIFIED (0.65%)
 FMC /1/                                                      24,840               1,352,290
 Georgia Gulf                                                  5,200                 151,320
                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-DIVERSIFIED (CONTINUED)
                                                                                $
 Olin                                                          4,100                  73,308
                                                                                   1,576,918
CHEMICALS-FIBERS (0.08%)
 Wellman                                                      28,600                 187,044
CHEMICALS-PLASTICS (0.26%)
 PolyOne /1/                                                 110,300                 636,431
CHEMICALS-SPECIALTY (1.14%)
 Arch Chemicals                                                4,400                 115,588
 H.B. Fuller                                                  25,900                 776,223
 Hercules /1/                                                 49,700                 553,658
 Minerals Technologies                                         7,400                 395,604
 NewMarket /1/                                                15,500                 289,850
 NL Industries                                                 3,100                  52,545
 OM Group /1/                                                  3,200                  51,136
 Terra Industries /1/                                         36,900                 225,459
 W.R. Grace /1/                                               40,600                 305,312
                                                                                   2,765,375
CIRCUIT BOARDS (0.06%)
 TTM Technologies /1/                                         19,300                 154,207
COLLECTIBLES (0.17%)
 RC2 /1/                                                      12,000                 419,760
COMMERCIAL BANKS (10.67%)
 1st Source                                                    4,000                  95,440
 ABC Bancorp                                                   6,260                 121,131
 AMCORE Financial                                              7,500                 222,825
 Amegy Bancorp.                                               27,700                 640,701
 AmericanWest Bancorp. /1/                                     5,500                 126,225
 Associated Banc-Corp                                         13,120                 409,475
 BancFirst                                                     2,500                 207,700
 BancorpSouth /2/                                              5,100                 113,067
 Bank of the Ozarks                                            3,400                 119,238
 Banner                                                        3,900                 117,078
 Capital Corp of the West                                      1,340                  44,220
 Capital Crossing Bank /1/                                       600                  20,394
 Capitol Bancorp.                                             11,400                 395,352
 Cardinal Financial                                            4,100                  41,451
 Cathay General Bancorp                                        7,300                 284,627
 Central Pacific Financial                                    10,100                 364,610
 Chemical Financial                                           16,556                 532,938
 Citizens Banking                                              3,800                 110,770
 City Holding                                                  8,000                 293,120
 Colonial BancGroup                                           29,800                 725,630
 Columbia Banking Systems                                     12,535                 362,387
 Community Bancorp /1/                                         2,700                  88,128
 Community Bank System                                        18,800                 446,500
 Community Trust Bancorp                                       6,787                 234,084
 Corus Bankshares                                             26,800               1,471,320
 Cullen/Frost Bankers                                         13,900                 734,198
 CVB Financial                                                 6,400                 126,144
 EuroBancshares /1/                                           13,900                 144,838
 Financial Institutions                                          700                  12,866
 First Bancorp.                                               17,200                 196,424
 First Charter                                                 4,200                 107,058
 First Citizens BancShares                                     4,500                 751,500
                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                                $
 First Oak Brook Bancshares                                    1,200                  31,800
 First Republic Bank                                          19,650                 744,931
 Fremont General                                              34,800                 754,812
 Gold Banc                                                    43,800                 649,116
 Great Southern Bancorp                                        5,100                 147,390
 Greater Bay Bancorp                                          24,100                 604,669
 Hanmi Financial                                              72,800               1,332,968
 IBERIABANK                                                   21,375               1,142,494
 Independent Bank - Massachusetts                             19,200                 575,808
 Independent Bank - Michigan                                  20,801                 594,701
 Irwin Financial                                              30,000                 626,100
 Lakeland Financial                                              500                  20,595
 MainSource Financial Group                                    5,826                 105,858
 MB Financial                                                  4,400                 163,988
 MBT Financial                                                 4,600                  86,250
 Mercantile Bank                                               5,459                 208,261
 Mid-State Bancshares                                         12,500                 339,125
 Nara Bancorp.                                                   700                  12,621
 Old Second Bancorp                                              100                   3,107
 Oriental Financial Group                                     14,570                 180,959
 Pacific Capital Bancorp.                                     11,300                 407,591
 Peoples Bancorp.                                                830                  23,854
 Prosperity Bancshares                                         9,000                 274,410
 Provident Bankshares                                         21,400                 746,004
 R&G Financial                                                22,400                 219,520
 Republic Bancorp. - Kentucky                                  1,717                  35,198
 Republic Bancorp. - Michigan                                 57,242                 781,353
 Royal Bancshares of Pennsylvania                                730                  17,206
 Santander BanCorp                                             1,600                  40,736
 SCBT Financial                                                  940                  30,127
 Security Bank                                                 7,500                 185,100
 Simmons First National                                        8,600                 242,520
 South Financial Group                                         3,000                  82,710
 Southside Bancshares                                          6,254                 122,391
 Southwest Bancorp.                                            1,100                  25,751
 Sterling Bancshares                                          23,100                 341,649
 Summit Bancshares                                            12,200                 226,798
 Sun Bancorp. /1/                                              3,948                  78,526
 SVB Financial Group /1/                                       2,200                 109,362
 Taylor Capital Group                                          8,600                 353,804
 Texas Regional Bancshares                                    15,700                 460,481
 Trico Bancshares                                              5,200                 117,364
 Umpqua Holdings                                              25,800                 686,280
 Union Bankshares                                              1,600                  71,600
 United Bankshares                                            20,000                 730,000
 United Community Banks                                        4,500                 133,380
 W Holding                                                    40,646                 313,381
 West Coast Bancorp                                           36,100                 954,845
 Western Sierra Bancorp. /1/                                   1,400                  46,326
 Whitney Holding                                               4,400                 118,800
                                                                                  25,964,059
COMMERCIAL SERVICE-FINANCE (0.13%)
 CBIZ /1/                                                     21,900                 125,925
 NCO Group /1/                                                10,000                 179,700
                                                                                     305,625
                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICES (0.31%)
                                                                                $
 Arbitron                                                      2,600                  97,266
 First Advantage /1/                                           2,600                  68,068
 Magellan Health Services /1/                                  5,300                 157,569
 Sourcecorp /1/                                                3,000                  68,250
 StarTek                                                       3,900                  49,608
 TeleTech Holdings /1/                                        28,400                 296,212
 Vertrue /1/                                                     600                  22,590
                                                                                     759,563
COMMUNICATIONS SOFTWARE (0.26%)
 Avid Technology /1/                                           2,300                 113,229
 Digi International /1/                                       18,300                 194,163
 Inter-Tel                                                    17,000                 314,670
                                                                                     622,062
COMPUTER AIDED DESIGN (0.17%)
 Parametric Technology /1/                                    63,600                 414,036
COMPUTER SERVICES (0.70%)
 BISYS Group /1/                                              14,000                 177,520
 CACI International /1/                                        3,000                 163,620
 CIBER /1/                                                    26,600                 169,708
 Covansys /1/                                                 16,400                 262,400
 Perot Systems /1/                                            44,700                 619,542
 Sykes Enterprises /1/                                        12,600                 181,944
 Tyler Technologies /1/                                       17,100                 139,194
                                                                                   1,713,928
COMPUTER SOFTWARE (0.06%)
 Blackbaud                                                     8,500                 122,400
 Phoenix Technologies /1/                                      6,000                  35,640
                                                                                     158,040
COMPUTERS (0.21%)
 Gateway /1/                                                  32,100                  91,485
 Palm /1/                                                     15,900                 408,471
                                                                                     499,956
COMPUTERS-INTEGRATED SYSTEMS (0.87%)
 Agilysys                                                     29,200                 436,248
 Brocade Communications Systems /1/                           97,600                 363,072
 Intergraph /1/                                               11,500                 556,370
 McData /1/                                                   40,800                 196,248
 MTS Systems                                                  10,900                 435,564
 RadiSys /1/                                                   7,300                 117,311
                                                                                   2,104,813
COMPUTERS-MEMORY DEVICES (0.71%)
 Hutchison Technology /1/                                     13,500                 334,800
 Imation                                                      14,400                 616,464
 Komag /1/                                                    11,000                 295,020
 Quantum /1/                                                 141,900                 428,538
 Silicon Storage Technology /1/                               12,600                  63,630
                                                                                   1,738,452
COMPUTERS-PERIPHERAL EQUIPMENT (0.10%)
 Electronics for Imaging /1/                                   9,800                 246,078
COMPUTERS-VOICE RECOGNITION (0.08%)
 Talx                                                          4,900                 193,697
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COMMON STOCKS (CONTINUED)
CONSULTING SERVICES (0.57%)
                                                                                $
 BearingPoint /1/                                             94,700                 664,794
 Clark                                                         5,900                  90,270
 CRA International /1/                                           700                  30,982
 Gartner /1/                                                  22,800                 274,512
 Maximus                                                       6,100                 221,125
 Watson Wyatt                                                  4,300                 113,950
                                                                                   1,395,633
CONSUMER PRODUCTS-MISCELLANEOUS (0.45%)
 Tupperware                                                   39,800                 912,614
 Water Pik Technologies /1/                                    9,100                 179,725
                                                                                   1,092,339
CONTAINERS-METAL & GLASS (0.61%)
 Greif Brothers                                                7,900                 481,900
 Silgan Holdings                                              31,500               1,013,355
                                                                                   1,495,255
CONTAINERS-PAPER & PLASTIC (0.26%)
 Chesapeake                                                   25,900                 521,626
 Sonoco Products                                               4,300                 121,690
                                                                                     643,316
COSMETICS & TOILETRIES (0.08%)
 Elizabeth Arden /1/                                           9,400                 203,698
DATA PROCESSING & MANAGEMENT (0.08%)
 eFunds /1/                                                    7,300                 150,599
 infoUSA                                                       4,300                  46,096
                                                                                     196,695
DECISION SUPPORT SOFTWARE (0.04%)
 NetIQ /1/                                                     9,100                 109,109
DIAGNOSTIC EQUIPMENT (0.10%)
 NEUROMetrix /1/                                               6,400                 238,272
DISPOSABLE MEDICAL PRODUCTS (0.07%)
 Medical Action Industries /1/                                 9,100                 170,989
DISTRIBUTION-WHOLESALE (1.02%)
 Aviall /1/                                                   21,600                 681,480
 Bell Microproducts /1/                                       15,200                 104,728
 Brightpoint /1/                                              11,250                 242,887
 Building Material Holding                                     5,700                 484,557
 Hughes Supply                                                 2,600                  86,970
 United Stationers /1/                                        12,800                 580,736
 Watsco                                                        5,200                 295,516
                                                                                   2,476,874
DIVERSIFIED MANUFACTURING OPERATIONS (1.49%)
 A.O. Smith                                                   14,700                 475,986
 Actuant                                                      12,500                 608,750
 Acuity Brands                                                18,500                 514,485
 Ameron International                                          5,100                 218,025
 Barnes Group                                                 22,400                 784,000
 EnPro Industries /1/                                          7,500                 209,250
 ESCO Technologies /1/                                         4,400                 190,344
 Griffon /1/                                                  12,800                 281,600
 Jacuzzi Brands /1/                                           37,500                 276,750
 Tredegar                                                      4,800                  60,432
                                                                                   3,619,622
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                                                Held                               Value

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COMMON STOCKS (CONTINUED)
DIVERSIFIED OPERATIONS (0.34%)
                                                                                $
 Walter Industries                                            18,200                 831,194
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.10%)
 Viad                                                          2,900                  83,549
 Volt Information Sciences /1/                                 8,900                 167,320
                                                                                     250,869
E-MARKETING-INFORMATION (0.11%)
 aQuantive /1/                                                12,200                 264,130
ELECTRIC-INTEGRATED (3.05%)
 Alliant Energy                                                6,300                 166,635
 Avista                                                       18,400                 322,368
 Black Hills                                                  14,500                 602,765
 CH Energy Group                                               7,200                 335,160
 Cleco                                                        23,300                 493,960
 El Paso Electric /1/                                         44,100                 954,765
 Great Plains Energy                                           5,100                 146,421
 Idacorp                                                      11,400                 329,118
 PNM Resources                                                33,600                 851,760
 Sierra Pacific Resources /1/                                120,500               1,560,475
 UIL Holdings                                                  2,800                 138,600
 UniSource Energy                                             47,600               1,521,772
                                                                                   7,423,799
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.57%)
 Bel Fuse                                                      7,300                 219,730
 Benchmark Electronics /1/                                    23,050                 647,474
 CTS                                                          24,700                 290,966
 Solectron /1/                                                36,100                 127,433
 Sypris Solutions                                              9,200                  94,300
                                                                                   1,379,903
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.87%)
 Actel /1/                                                    20,600                 287,370
 AMIS Holdings /1/                                             9,400                 104,716
 Amkor Technology /1/                                         12,400                  65,472
 Applied Micro Circuits /1/                                   65,800                 160,552
 DSP Group /1/                                                 9,000                 221,220
 Fairchild Semiconductor International /1/                    39,300                 605,220
 Integrated Silicon Solution /1/                              12,500                  96,500
 Lattice Semiconductor /1/                                    24,200                 105,996
 OmniVision Technologies /1/                                   9,100                 117,299
 ON Semiconductor /1/                                         26,500                 122,960
 Skyworks Solutions /1/                                       40,800                 218,688
                                                                                   2,105,993
ELECTRONIC DESIGN AUTOMATION (0.05%)
 Magma Design Automation /1/                                  14,800                 128,464
ELECTRONIC MEASUREMENT INSTRUMENTS (0.16%)
 Analogic                                                      8,300                 388,440
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.29%)
 EMCOR Group /1/                                               1,300                  79,300
 URS /1/                                                      15,350                 620,600
                                                                                     699,900
ENTERPRISE SOFTWARE & SERVICE (0.21%)
 Lawson Software /1/                                          23,400                 179,244
 ManTech International /1/                                     7,300                 202,210
                                                Shares

                                                Held                               Value

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COMMON STOCKS (CONTINUED)
ENTERPRISE SOFTWARE & SERVICE (CONTINUED)
                                                                                $
 Novell /1/                                                   12,400                  94,488
 SYNNEX /1/                                                    1,300                  23,023
                                                                                     498,965
ENVIRONMENTAL CONSULTING & ENGINEERING (0.01%)
 Tetra Tech /1/                                                1,400                  21,616
ENVIRONMENTAL MONITORING & DETECTION (0.15%)
 Mine Safety Appliances                                        9,000                 377,010
FIDUCIARY BANKS (0.12%)
 Boston Private Financial Holdings                             7,600                 220,020
 Investors Financial Services                                  1,800                  68,724
                                                                                     288,744
FILTRATION & SEPARATION PRODUCTS (0.05%)
 CLARCOR                                                       4,700                 129,250
FINANCE-CONSUMER LOANS (0.39%)
 First Marblehead /1/                                          4,000                 118,360
 World Acceptance /1/                                         29,300                 824,502
                                                                                     942,862
FINANCE-CREDIT CARD (0.54%)
 Advanta                                                      15,300                 434,061
 CompuCredit /1/                                              11,400                 499,548
 Metris /1/                                                   25,200                 370,188
                                                                                   1,303,797
FINANCE-INVESTMENT BANKER & BROKER (0.44%)
 Greenhill                                                       500                  23,975
 Investment Technology Group /1/                              11,900                 386,869
 Jefferies Group                                               3,700                 157,102
 Knight Capital Group /1/                                     27,100                 259,347
 LaBranche /1/                                                11,000                 104,940
 Piper Jaffray /1/                                             4,200                 144,270
                                                                                   1,076,503
FINANCE-LEASING COMPANY (0.14%)
 Financial Federal                                             8,700                 332,166
FINANCE-MORTGAGE LOAN/BANKER (0.21%)
 Accredited Home Lenders Holding /1/                           9,400                 339,716
 Doral Financial                                              18,900                 161,784
                                                                                     501,500
FOOD-BAKING (0.23%)
 Flowers Foods                                                19,075                 558,898
FOOD-MISCELLANEOUS/DIVERSIFIED (0.96%)
 Chiquita Brands International                                40,500               1,118,205
 Corn Products International                                  21,000                 500,010
 J & J Snack Foods                                             3,300                 186,153
 Lance                                                         8,000                 140,240
 Ralcorp Holdings                                              9,700                 377,330
 Sensient Technologies                                           600                  10,614
                                                                                   2,332,552
FOOD-RETAIL (0.21%)
 Great Atlantic & Pacific Tea /1/                             10,100                 283,709
 Pathmark Stores /1/                                          13,900                 135,525
 Ruddick                                                       4,400                  96,844
                                                                                     516,078
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                                                Held                               Value

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COMMON STOCKS (CONTINUED)
FOOD-WHOLESALE & DISTRIBUTION (0.13%)
                                                                                $
 Nash Finch                                                    9,800                 304,388
FOOTWEAR & RELATED APPAREL (0.14%)
 Deckers Outdoor /1/                                           5,800                  99,470
 Skechers U.S.A. /1/                                          19,600                 248,332
                                                                                     347,802
FUNERAL SERVICE & RELATED ITEMS (0.23%)
 Alderwoods Group /1/                                         12,900                 203,046
 Stewart Enterprises                                          68,300                 348,330
                                                                                     551,376
GARDEN PRODUCTS (0.33%)
 Toro                                                         21,800                 795,918
GAS-DISTRIBUTION (1.96%)
 Atmos Energy                                                  6,700                 176,210
 New Jersey Resources                                         34,700               1,497,652
 Nicor                                                         9,900                 388,080
 Northwest Natural                                            13,000                 449,800
 Piedmont Natural Gas                                          7,400                 175,084
 South Jersey Industries                                      35,300                 986,635
 Southern Union /1/                                            6,080                 143,002
 Southwest Gas                                                34,900                 951,374
                                                                                   4,767,837
HOME FURNISHINGS (0.13%)
 Furniture Brands International                                5,200                  94,380
 Kimball International                                        12,800                 141,312
 La-Z-Boy                                                      7,300                  86,432
 Tempur-Pedic International /1/                                  100                   1,106
                                                                                     323,230
HOTELS & MOTELS (0.18%)
 LaSalle Hotel Properties                                     12,300                 435,297
HUMAN RESOURCES (0.21%)
 MPS Group /1/                                                13,800                 171,810
 Spherion /1/                                                 38,800                 345,320
                                                                                     517,130
IDENTIFICATION SYSTEM-DEVELOPMENT (0.21%)
 Checkpoint Systems /1/                                       18,900                 453,600
 Paxar /1/                                                     3,400                  58,378
                                                                                     511,978
INSTRUMENTS-CONTROLS (0.18%)
 Watts Water Technologies                                     15,500                 430,280
INTERNET APPLICATION SOFTWARE (0.03%)
 WebEx Communications /1/                                      3,600                  82,476
INTERNET CONNECTIVE SERVICES (0.05%)
 Redback Networks /1/                                         12,500                 131,375
INTERNET CONTENT-INFORMATION & NEWS (0.12%)
 InfoSpace /1/                                                 5,900                 148,208
 ProQuest /1/                                                  5,200                 154,180
                                                                                     302,388
INTERNET FINANCIAL SERVICES (0.00%)
 eSpeed /1/                                                    1,000                   7,560
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                                                Held                               Value

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COMMON STOCKS (CONTINUED)
INTERNET INFRASTRUCTURE SOFTWARE (0.01%)
                                                                                $
 AsiaInfo Holdings /1/                                         5,100                  19,686
INTERNET SECURITY (0.03%)
 Internet Security Systems /1/                                   800                  19,704
 iPass /1/                                                    11,900                  65,450
                                                                                      85,154
INTERNET TELEPHONY (0.07%)
 j2 Global Communications /1/                                  4,000                 176,840
INVESTMENT COMPANIES (0.30%)
 Medallion Financial                                           2,700                  24,840
 Technology Investment Capital                                46,398                 705,714
                                                                                     730,554
INVESTMENT MANAGEMENT & ADVISORY SERVICES (0.04%)
 Calamos Asset Management                                      4,200                 102,018
LASERS-SYSTEMS & COMPONENTS (0.19%)
 Cymer /1/                                                     3,200                 111,520
 Electro Scientific Industries /1/                             7,200                 158,184
 Rofin-Sinar Technologies /1/                                  5,500                 202,730
                                                                                     472,434
LEISURE & RECREATION PRODUCTS (0.11%)
 K2 /1/                                                       25,800                 258,774
LIFE & HEALTH INSURANCE (1.13%)
 American Equity Investment Life Holding                      18,800                 218,832
 AmerUs Group                                                  2,500                 147,800
 Delphi Financial Group                                       31,750               1,487,170
 Great American Financial Resources                            3,500                  71,470
 Phoenix                                                      18,100                 234,395
 UICI                                                         14,100                 509,292
 Universal American Financial /1/                              5,600                  82,880
                                                                                   2,751,839
LINEN SUPPLY & RELATED ITEMS (0.28%)
 Angelica                                                     29,600                 420,024
 UniFirst                                                      7,300                 255,938
                                                                                     675,962
MACHINERY TOOLS & RELATED PRODUCTS (0.52%)
 Kennametal                                                   19,300                 986,423
 Regal Beloit                                                  8,900                 283,287
                                                                                   1,269,710
MACHINERY-CONSTRUCTION & MINING (1.12%)
 Astec Industries /1/                                          4,600                 130,456
 JLG Industries                                               53,200               2,040,752
 Terex /1/                                                    10,200                 560,694
                                                                                   2,731,902
MACHINERY-FARM (0.25%)
 AGCO /1/                                                     38,200                 610,818
MACHINERY-GENERAL INDUSTRY (1.20%)
 Applied Industrial Technologies                              67,950               2,238,952
 Gardner Denver /1/                                            5,400                 262,440
 Kadant /1/                                                    7,500                 126,000
 Sauer-Danfoss                                                14,200                 273,066
 Tecumseh Products                                               700                  14,091
                                                                                   2,914,549
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                                                Held                               Value

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COMMON STOCKS (CONTINUED)
MACHINERY-MATERIAL HANDLING (0.32%)
                                                                                $
 Cascade                                                       8,100                 394,470
 NACCO Industries                                              3,300                 383,163
                                                                                     777,633
MACHINERY-PUMPS (0.15%)
 Flowserve /1/                                                 7,700                 269,500
 Graco                                                         3,000                 102,810
                                                                                     372,310
MEDICAL INFORMATION SYSTEM (0.38%)
 Computer Programs & Systems                                   9,000                 332,100
 Per-Se Technologies /1/                                      26,400                 586,872
                                                                                     918,972
MEDICAL INSTRUMENTS (0.21%)
 Conmed /1/                                                   20,800                 498,784
 SurModics /1/                                                   200                   7,904
                                                                                     506,688
MEDICAL LASER SYSTEMS (0.08%)
 LCA-Vision                                                    4,600                 193,246
MEDICAL PRODUCTS (0.31%)
 Haemonetics /1/                                               3,000                 145,350
 HealthTronics /1/                                            18,600                 169,074
 Invacare                                                        500                  16,895
 PSS World Medical /1/                                        21,700                 302,281
 Viasys Healthcare /1/                                         4,800                 114,672
                                                                                     748,272
MEDICAL STERILIZATION PRODUCT (0.08%)
 STERIS                                                        8,400                 191,604
MEDICAL-BIOMEDICAL/GENE (0.72%)
 Alexion Pharmaceuticals /1/                                   5,800                 158,862
 Arena Pharmaceuticals /1/                                     4,800                  49,920
 Bio-Rad Laboratories /1/                                      5,400                 316,008
 Celera Genomics Group /1/                                     8,100                  96,228
 Cytokinetics /1/                                             16,000                 124,720
 Genelabs Technologies /1/                                    75,945                  35,694
 GTx /1/                                                      11,000                  96,800
 Human Genome Sciences /1/                                     5,700                  47,595
 Myogen /1/                                                    9,000                 180,450
 Seattle Genetics /1/                                          5,300                  29,097
 Telik /1/                                                     9,291                 138,808
 Vertex Pharmaceuticals /1/                                   21,000                 477,750
                                                                                   1,751,932
MEDICAL-DRUGS (0.22%)
 Adolor /1/                                                   13,323                 141,224
 Auxilium Pharmaceuticals /1/                                 10,700                  41,730
 Pharmion /1/                                                  6,000                 113,340
 Rigel Pharmaceuticals /1/                                     5,700                 127,965
 Valeant Pharmaceuticals International                         6,500                 111,540
                                                                                     535,799
MEDICAL-GENERIC DRUGS (0.17%)
 Alpharma                                                     12,900                 321,081
 Perrigo                                                       7,200                  96,264
                                                                                     417,345
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                                                Held                               Value

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COMMON STOCKS (CONTINUED)
MEDICAL-NURSING HOMES (0.38%)
                                                                                $
 Kindred Healthcare /1/                                       32,900                 921,200
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.16%)
 Amedisys /1/                                                  4,800                 183,408
 Gentiva Health Services /1/                                   7,600                 111,644
 Res-Care /1/                                                  5,300                  85,542
                                                                                     380,594
METAL PROCESSORS & FABRICATION (1.30%)
 CIRCOR International                                          8,700                 245,079
 Commercial Metals                                            38,500               1,223,915
 Mueller Industries                                            5,000                 137,700
 NN                                                           21,300                 223,437
 Quanex                                                       23,150               1,340,616
                                                                                   3,170,747
MISCELLANEOUS INVESTING (10.87%)
 Affordable Residential Communities                           26,100                 260,739
 American Campus Communities                                   5,800                 143,550
 American Home Mortgage Investment                            35,221                 952,024
 Anthracite Capital                                           79,700                 836,053
 BioMed Realty Trust                                           4,800                 120,048
 Boykin Lodging /1/                                            8,200                  90,446
 Capital Automotive                                           26,900               1,038,878
 Capital Trust                                                 7,300                 223,526
 CarrAmerica Realty                                           53,600               1,765,048
 Cedar Shopping Centers                                       10,600                 148,612
 Colonial Properties Trust                                     4,400                 192,324
 Corporate Office Properties Trust                             7,000                 243,320
 Equity Inns                                                  59,000                 769,360
 Equity One                                                    5,900                 138,355
 FelCor Lodging Trust /1/                                     33,500                 499,820
 First Potomac Realty Trust                                    6,600                 167,244
 Glenborough Realty Trust                                     16,100                 307,993
 Government Properties Trust                                  23,800                 216,104
 Health Care                                                   3,850                 135,674
 Highland Hospitality                                         11,000                 115,610
 IMPAC Mortgage Holdings                                      31,600                 317,264
 Innkeepers USA Trust                                         65,400               1,020,240
 Kilroy Realty                                                27,900               1,566,585
 Lexington Corporate Properties Trust                         93,400               2,034,252
 LTC Properties                                               17,000                 348,330
 Maguire Properties                                           29,800                 894,000
 MeriStar Hospitality /1/                                    128,700               1,115,829
 MFA Mortgage Investments                                     24,326                 139,875
 Mid-America Apartment Communities                            42,400               1,977,960
 National Health Investors                                    38,700               1,039,095
 New Century Financial                                         4,750                 146,632
 Newcastle Investment                                          4,800                 126,192
 NovaStar Financial                                            9,400                 276,642
 Parkway Properties                                           13,100                 615,831
 Pennsylvania Real Estate Invest Trust                        43,200               1,663,200
 Post Properties                                              25,300               1,032,240
 RAIT Investment Trust                                        35,100                 932,256
 Saul Centers                                                 19,000                 665,000
 Senior Housing Properties Trust                              39,800                 704,858
 Tanger Factory Outlet Centers                                 4,000                 107,560
 Taubman Centers                                              11,400                 375,858
                                                Shares

                                                Held                               Value

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COMMON STOCKS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
                                                                                $
 Urstadt Biddle Properties                                     5,100                  84,558
 Ventas                                                       25,700                 787,191
 Winston Hotels                                               11,900                 122,689
                                                                                  26,458,865
MISCELLANEOUS MANUFACTURERS (0.05%)
 AptarGroup                                                    2,300                 117,737
MRI-MEDICAL DIAGNOSTIC IMAGING (0.04%)
 Alliance Imaging /1/                                         14,600                 100,886
MULTI-LINE INSURANCE (0.15%)
 Direct General                                                8,300                 160,688
 United Fire & Casualty                                        4,700                 211,594
                                                                                     372,282
MULTIMEDIA (0.20%)
 Entravision Communications /1/                               15,500                 127,100
 Journal Communications                                        8,500                 120,275
 Media General                                                 4,700                 247,925
                                                                                     495,300
MUSIC (0.10%)
 Steinway Musical Instruments /1/                              9,500                 251,845
NETWORKING PRODUCTS (0.71%)
 3Com /1/                                                     20,300                  78,155
 Adaptec /1/                                                  36,500                 150,015
 Anixter International                                        12,000                 444,960
 Black Box                                                     9,100                 365,092
 Hypercom /1/                                                  7,300                  43,435
 Polycom /1/                                                   9,850                 150,705
 SafeNet /1/                                                  14,852                 492,641
                                                                                   1,725,003
NON-HAZARDOUS WASTE DISPOSAL (0.04%)
 Allied Waste Industries /1/                                  12,500                 101,750
NON-HOTEL GAMBLING (0.06%)
 Isle of Capri Casinos /1/                                     6,400                 136,192
OFFICE AUTOMATION & EQUIPMENT (0.01%)
 Global Imaging Systems /1/                                      500                  17,805
OFFICE SUPPLIES & FORMS (0.41%)
 Ennis                                                         5,700                  97,470
 John H. Harland                                              21,500                 894,185
                                                                                     991,655
OIL & GAS DRILLING (0.85%)
 Todco                                                        46,200               2,067,450
OIL COMPANY-EXPLORATION & PRODUCTION (2.43%)
 Cimarex Energy /1/                                           28,288               1,110,587
 Comstock Resources /1/                                       16,600                 499,826
 Edge Petroleum /1/                                            8,900                 215,647
 Energy Partners /1/                                          14,000                 355,180
 Harvest Natural Resources /1/                                12,900                 124,872
 Houston Exploration /1/                                      12,000                 618,600
 Plains Exploration & Production /1/                           2,000                  78,000
 Pogo Producing                                                1,400                  70,700
 Remington Oil & Gas /1/                                       3,800                 133,000
 Southwestern Energy /1/                                      14,800               1,073,592
                                                Shares

                                                Held                               Value

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COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
                                                                                $
 Spinnaker Exploration /1/                                     5,600                 344,848
 Stone Energy /1/                                             14,300                 656,370
 Swift Energy /1/                                             14,300                 624,338
                                                                                   5,905,560
OIL FIELD MACHINERY & EQUIPMENT (0.23%)
 Dril-Quip /1/                                                 5,200                 212,680
 Lone Star Technologies /1/                                    7,500                 343,125
                                                                                     555,805
OIL REFINING & MARKETING (0.18%)
 Giant Industries /1/                                          4,200                 240,198
 Tesoro                                                        3,300                 201,795
                                                                                     441,993
OIL-FIELD SERVICES (0.70%)
 Cal Dive International /1/                                    3,200                 196,928
 Hanover Compressor /1/                                        8,900                 114,454
 Key Energy Services /1/                                       5,600                  75,726
 Oceaneering International /1/                                 2,500                 120,300
 Oil States International /1/                                 21,400                 708,340
 RPC                                                           4,900                 134,554
 Universal Compression Holdings /1/                            9,600                 342,240
                                                                                   1,692,542
PAPER & RELATED PRODUCTS (0.48%)
 Potlatch                                                      2,400                 107,352
 Rock-Tenn                                                    18,000                 249,660
 Schweitzer-Mauduit International                             20,300                 491,666
 Wausau Paper                                                 28,800                 315,360
                                                                                   1,164,038
PHYSICAL THERAPY & REHABILITATION CENTERS (0.04%)
 RehabCare Group /1/                                           4,200                  89,418
PHYSICIAN PRACTICE MANAGEMENT (0.26%)
 Pediatrix Medical Group /1/                                   8,300                 639,598
PIPELINES (0.04%)
 National Fuel Gas                                             3,200                  96,448
POULTRY (0.18%)
 Gold Kist /1/                                                 5,500                  94,545
 Pilgrim's Pride                                               4,800                 151,104
 Sanderson Farms                                               5,400                 186,354
                                                                                     432,003
PRINTING-COMMERCIAL (0.12%)
 Banta                                                           700                  35,238
 Consolidated Graphics /1/                                       700                  27,293
 Valassis Communications /1/                                   7,400                 231,250
                                                                                     293,781
PRIVATE CORRECTIONS (0.15%)
 Cornell /1/                                                   5,800                  79,808
 GEO Group /1/                                                12,800                 279,552
                                                                                     359,360
PROPERTY & CASUALTY INSURANCE (3.34%)
 American Physicians Capital /1/                               4,700                 198,669
 Arch Capital Group /1/                                        4,900                 242,550
 Argonaut Group /1/                                           21,300                 621,108
 Baldwin & Lyons                                                 725                  18,625
                                                Shares

                                                Held                               Value

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COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE (CONTINUED)
                                                                                $
 EMC Insurance Group                                           7,900                 146,150
 Infinity Property & Casualty                                 10,000                 372,200
 LandAmerica Financial Group                                  15,700                 991,612
 Midland                                                       7,500                 283,275
 Navigators Group /1/                                            800                  31,040
 Ohio Casualty                                                 8,400                 229,152
 Philadelphia Consolidated Holding /1/                         1,400                 134,764
 PMA Capital /1/                                              76,200                 675,894
 ProAssurance /1/                                                800                  37,440
 RLI                                                           5,100                 274,125
 Safety Insurance Group                                       13,800                 519,018
 Selective Insurance Group                                    13,800                 757,758
 State Auto Financial                                          6,000                 197,640
 Stewart Information Services                                 17,800                 906,554
 Zenith National Insurance                                    32,850               1,478,907
                                                                                   8,116,481
PUBLISHING-BOOKS (0.28%)
 Scholastic /1/                                               17,500                 569,625
 Thomas Nelson                                                 5,100                 109,191
                                                                                     678,816
PUBLISHING-NEWSPAPERS (0.05%)
 Journal Register /1/                                          7,000                 112,210
PUBLISHING-PERIODICALS (0.11%)
 Primedia /1/                                                 73,300                 153,930
 Reader's Digest Association                                   8,200                 125,624
                                                                                     279,554
RADIO (0.41%)
 Radio One /1/                                                76,400                 901,520
 Saga Communications /1/                                       6,800                  85,612
                                                                                     987,132
REAL ESTATE MANAGEMENT & SERVICES (0.20%)
 Jones Lang LaSalle /1/                                        9,700                 487,716
REINSURANCE (0.12%)
 Odyssey Re Holdings                                           4,400                 112,992
 Platinum Underwriters Holdings                                6,300                 179,487
                                                                                     292,479
RENTAL-AUTO & EQUIPMENT (0.78%)
 Aaron Rents                                                  24,100                 474,770
 Dollar Thrifty Automotive Group /1/                          16,600                 625,820
 Electro Rent /1/                                              6,700                  86,028
 Rent-Way /1/                                                 26,400                 162,888
 United Rentals /1/                                           28,300                 553,831
                                                                                   1,903,337
RESORTS & THEME PARKS (0.09%)
 Bluegreen /1/                                                 3,600                  54,612
 Six Flags /1/                                                21,700                 160,363
                                                                                     214,975
RETAIL-APPAREL & SHOE (2.16%)
 Brown Shoe                                                    9,100                 295,477
 Burlington Coat Factory Warehouse                            16,300                 628,528
 Cato                                                          7,000                 139,860
 Charming Shoppes /1/                                        123,100               1,378,720
 Children's Place Retail Stores /1/                            4,600                 197,478
                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (CONTINUED)
                                                                                $
 Claire's Stores                                               5,800                 151,090
 Dress Barn /1/                                               18,600                 494,202
 Genesco /1/                                                   8,900                 327,520
 Kenneth Cole Productions                                      8,200                 205,000
 Payless ShoeSource /1/                                       17,000                 312,290
 Stage Stores /1/                                             21,250                 589,050
 Too /1/                                                      18,600                 528,426
                                                                                   5,247,641
RETAIL-AUTO PARTS (0.13%)
 CSK Auto /1/                                                 20,500                 310,165
RETAIL-AUTOMOBILE (0.94%)
 Asbury Automotive Group /1/                                  42,100                 711,490
 Lithia Motors                                                44,600               1,214,904
 Sonic Automotive                                              8,200                 181,302
 United Auto Group                                             5,000                 168,650
                                                                                   2,276,346
RETAIL-BEDDING (0.01%)
 Linens 'N Things /1/                                            700                  17,598
RETAIL-CATALOG SHOPPING (0.11%)
 MSC Industrial Direct                                         6,700                 255,806
RETAIL-COMPUTER EQUIPMENT (0.13%)
 Insight Enterprises /1/                                       9,000                 184,680
 Systemax /1/                                                 19,100                 136,565
                                                                                     321,245
RETAIL-CONVENIENCE STORE (0.22%)
 Casey's General Stores                                       16,800                 362,544
 Pantry /1/                                                    4,400                 170,236
                                                                                     532,780
RETAIL-DISCOUNT (0.36%)
 ShopKo Stores /1/                                            30,900                 885,903
RETAIL-FABRIC STORE (0.06%)
 Jo-Ann Stores /1/                                            10,335                 150,994
RETAIL-HYPERMARKETS (0.09%)
 Smart & Final /1/                                            16,500                 207,075
RETAIL-JEWELRY (0.17%)
 Movado Group                                                  8,300                 145,499
 Zale /1/                                                      9,900                 277,497
                                                                                     422,996
RETAIL-PAWN SHOPS (0.38%)
 Cash America International                                   42,500                 929,050
RETAIL-RESTAURANTS (1.09%)
 CBRL Group                                                    2,700                  93,690
 Jack in the Box /1/                                          20,500                 608,850
 Landry's Restaurants                                         38,900               1,069,750
 Luby's /1/                                                    9,600                 120,768
 O'Charley's /1/                                              10,500                 143,955
 Papa John's International /1/                                 7,100                 368,703
 Ruby Tuesday                                                  8,300                 181,853
 Ryan's Restaurant Group /1/                                   5,200                  55,432
                                                                                   2,643,001
                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-SPORTING GOODS (0.01%)
                                                                                $
 Sports Authority /1/                                            977                  27,200
RETAIL-TOY STORE (0.05%)
 Build-A-Bear Workshop /1/                                     5,400                 129,384
RETAIL-VIDEO RENTAL (0.00%)
 Movie Gallery                                                 1,100                   7,656
SAVINGS & LOANS-THRIFTS (3.32%)
 BankAtlantic Bancorp                                         48,300                 670,887
 BankUnited Financial                                         23,900                 566,908
 Berkshire Hills Bancorp.                                      3,500                 122,570
 Commercial Capital Bancorp.                                  11,426                 183,502
 Commercial Federal                                            7,400                 253,080
 Dime Community Bancshares                                    14,950                 215,280
 First Financial Holdings                                      4,300                 124,743
 First Niagara Financial Group                                69,430               1,022,704
 First Place Financial                                         5,300                 119,144
 FirstFed Financial /1/                                        7,800                 417,222
 Flagstar Bancorp.                                            17,000                 228,140
 Franklin Bank /1/                                             7,800                 134,550
 ITLA Capital /1/                                              2,700                 134,379
 KNBT Bancorp.                                                 8,000                 127,760
 MAF Bancorp                                                  13,949                 579,441
 NewAlliance Bancshares                                        9,100                 131,222
 Ocwen Financial /1/                                          20,200                 156,954
 Partners Trust Financial Group                               28,900                 336,685
 Provident Financial Services                                 15,100                 265,760
 Sterling Financial - Pennsylvania                            15,287                 321,638
 Sterling Financial - Washington /1/                          46,993               1,176,705
 TierOne                                                      12,400                 350,424
 WSFS Financial                                                7,100                 439,845
                                                                                   8,079,543
SEISMIC DATA COLLECTION (0.15%)
 Veritas DGC /1/                                              11,700                 376,857
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.62%)
 Cirrus Logic /1/                                             21,900                 143,664
 Emulex /1/                                                   20,500                 379,455
 Exar /1/                                                      8,400                 105,756
 Genesis Microchip /1/                                        10,900                 209,716
 Integrated Device Technology /1/                             38,000                 375,440
 Standard Microsystems /1/                                     9,600                 271,392
 Vitesse Semiconductor /1/                                    19,600                  32,340
                                                                                   1,517,763
SEMICONDUCTOR EQUIPMENT (0.92%)
 Asyst Technologies /1/                                        8,400                  36,288
 Axcelis Technologies /1/                                     53,300                 231,855
 Cabot Microelectronics /1/                                    4,800                 141,120
 Cohu                                                         10,100                 233,916
 Credence Systems /1/                                         31,200                 240,240
 Entegris /1/                                                 70,637                 689,417
 Kulicke & Soffa Industries /1/                               16,100                 100,947
 MKS Instruments /1/                                          17,300                 326,451
 Photronics /1/                                               12,600                 226,800
                                                                                   2,227,034
                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SOFTWARE TOOLS (0.04%)
                                                                                $
 Altiris /1/                                                   5,900                  99,710
STEEL PIPE & TUBE (0.43%)
 NS Group /1/                                                  9,200                 318,412
 Valmont Industries                                           22,000                 716,540
                                                                                   1,034,952
STEEL PRODUCERS (0.94%)
 Chaparral Steel /1/                                          12,400                 309,752
 Reliance Steel & Aluminum                                    17,500                 997,850
 Ryerson Tull                                                  5,300                 107,007
 Schnitzer Steel Industries                                    5,500                 175,450
 Steel Dynamics                                               22,700                 703,019
                                                                                   2,293,078
STEEL-SPECIALTY (0.06%)
 Oregon Steel Mills /1/                                        6,000                 152,340
TELECOMMUNICATION EQUIPMENT (0.31%)
 Arris Group /1/                                              12,400                 102,548
 CommScope /1/                                                17,300                 337,696
 Comtech Telecommunications /1/                                4,150                 159,194
 Ditech Communications /1/                                    10,000                  63,700
 North Pittsburgh Systems                                        700                  14,070
 UTStarcom /1/                                                14,400                  79,488
                                                                                     756,696
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.44%)
 Broadwing /1/                                                23,600                 149,624
 C-COR.net /1/                                                12,800                  68,224
 CIENA /1/                                                   203,300                 481,821
 MRV Communications /1/                                       12,100                  23,353
 Newport /1/                                                  20,800                 271,232
 Sycamore Networks /1/                                        22,300                  86,747
                                                                                   1,081,001
TELECOMMUNICATION SERVICES (0.71%)
 Commonwealth Telephone Enterprises                            5,200                 186,628
 MasTec /1/                                                   18,400                 187,496
 NeuStar /1/                                                   7,200                 220,320
 Premiere Global Services /1/                                110,200                 934,496
 Time Warner Telecom /1/                                      23,200                 194,416
                                                                                   1,723,356
TELEPHONE-INTEGRATED (0.80%)
 Cincinnati Bell /1/                                         169,800                 672,408
 CT Communications                                            31,100                 352,052
 General Communication /1/                                    16,300                 156,643
 Level 3 Communications /1/                                  220,700                 640,030
 Talk America Holdings /1/                                    13,800                 133,032
                                                                                   1,954,165
TELEVISION (0.07%)
 LIN TV /1/                                                    7,800                 100,074
 Sinclair Broadcast Group                                      9,500                  78,755
                                                                                     178,829
TEXTILE-APPAREL (0.03%)
 Perry Ellis International /1/                                 3,700                  76,553
THEATERS (0.05%)
 Carmike Cinemas                                               5,300                 117,024
                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
THERAPEUTICS (0.41%)
                                                                                $
 AtheroGenics /1/                                             12,126                 181,890
 AVANIR Pharmaceuticals /1/                                  111,600                 344,844
 Cypress Bioscience /1/                                       28,100                 142,186
 MGI Pharma /1/                                                3,700                  69,412
 United Therapeutics /1/                                       3,600                 265,896
                                                                                   1,004,228
TOBACCO (0.53%)
 Alliance One International                                   45,900                 114,291
 Universal                                                    31,100               1,164,384
                                                                                   1,278,675
TOYS (0.23%)
 Jakks Pacific /1/                                            25,400                 466,852
 Marvel Entertainment /1/                                      5,900                 103,840
                                                                                     570,692
TRANSPORT-EQUIPMENT & LEASING (0.58%)
 AMERCO /1/                                                    4,500                 262,485
 Gatx                                                         21,100                 788,507
 Greenbrier                                                    5,600                 154,280
 Interpool                                                    10,600                 206,700
                                                                                   1,411,972
TRANSPORT-MARINE (0.12%)
 General Maritime                                              4,300                 160,089
 Kirby /1/                                                     2,700                 139,509
                                                                                     299,598
TRANSPORT-RAIL (0.47%)
 Genesee & Wyoming /1/                                        24,700                 791,635
 RailAmerica /1/                                              29,600                 350,760
                                                                                   1,142,395
TRANSPORT-SERVICES (0.23%)
 Offshore Logistics /1/                                        9,000                 306,000
 Pacer International                                           4,200                 108,570
 Sirva /1/                                                    19,800                 139,194
                                                                                     553,764
TRANSPORT-TRUCK (0.46%)
 Arkansas Best                                                 4,500                 174,420
 Covenant Transport /1/                                        7,800                  83,070
 Marten Transport /1/                                          1,700                  45,169
 SCS Transportation /1/                                       20,200                 403,596
 U.S. Xpress Enterprises /1/                                  11,400                 139,080
 Werner Enterprises                                           14,725                 263,872
                                                                                   1,109,207
VETERINARY PRODUCTS (0.03%)
 PetMed Express /1/                                            5,900                  65,549
WATER (0.14%)
 American States Water                                         5,200                 162,968
 California Water Service Group                                5,200                 185,900
                                                                                     348,868
WEB PORTALS (0.20%)
 Earthlink /1/                                                22,600                 248,826
 United Online /1/                                            16,900                 226,629
                                                                                     475,455
                                                Shares

                                                Held                               Value

---------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRE & CABLE PRODUCTS (0.24%)
                                                                                $
 Encore Wire /1/                                              14,350                 309,530
 General Cable /1/                                            16,800                 273,000
                                                                                     582,530
WIRELESS EQUIPMENT (0.26%)
 Powerwave Technologies /1/                                   45,500                 510,055
 SpectraLink                                                   9,100                 114,478
                                                                                     624,533
                                                TOTAL COMMON STOCKS              232,475,974

                                                Principal

                                                Amount                             Value

---------------------------------------------------------------------------------------------------
TREASURY BONDS (0.51%)
 U.S. Treasury /2/
                                                           $                    $
  1.88%; 11/30/05                                          1,235,000               1,233,022
                                               TOTAL TREASURY BONDS                1,233,022
                                                                                ------------

                               TOTAL PORTFOLIO INVESTMENTS (96.05%)              233,708,996
OTHER ASSETS AND LIABILITIES, NET (3.95%)                                          9,613,004
                                         TOTAL NET ASSETS (100.00%)             $243,322,000
                                                                                --------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS SMALLCAP VALUE FUND I
                                OCTOBER 31, 2005


   Contract                    Opening       Current      Unrealized
     Type        Commitment  Market Value  Market Value   Gain(Loss)
---------------------------------------------------------------------
FUTURES CONTRACTS
29 Russell 2000    Buy        $9,821,288    $9,413,400    $(407,888)
December 2005
Futures

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                         PARTNERS SMALLCAP VALUE FUND I
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $633,983 or 0.26% of net assets.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 33,461,855
Unrealized Depreciation                       (14,401,920)
                                             ------------
Net Unrealized Appreciation (Depreciation)     19,059,935
Cost for federal income tax purposes         $214,649,061


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $ 78,244,265                     32.18%
 Industrial                          38,801,527                     15.96
 Consumer, Cyclical                  29,909,615                     12.30
 Consumer,
 Non-cyclical                        22,236,349                      9.15
 Technology                          15,917,471                      6.55
 Communications                      13,931,437                      5.73
 Utilities                           12,540,504                      5.16
 Energy                              11,136,655                      4.58
 Futures Contracts                    9,413,400                      3.87
 Basic Materials                      8,926,958                      3.67
 Government                           1,233,021                      0.51
 Diversified                            831,194                      0.34
                TOTAL              $243,122,396                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP VALUE FUND II
                                OCTOBER 31, 2005

                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (100.11%)
ADVERTISING SERVICES (0.02%)
                                                                                 $
 EMAK Worldwide /1/                                             8,500                  62,985
AEROSPACE & DEFENSE (0.65%)
 Esterline Technologies /1/                                    39,925               1,503,176
 Herley Industries /1/                                         26,400                 446,424
                                                                                    1,949,600
AEROSPACE & DEFENSE EQUIPMENT (0.98%)
 AAR /1/                                                        8,100                 129,033
 Alliant Techsystems /1/                                        6,550                 459,941
 DRS Technologies                                               7,350                 362,061
 Ducommun /1/                                                  18,100                 361,095
 Fairchild /1/                                                  4,700                  10,716
 HEICO /2/                                                      3,500                  77,595
 HEICO-Class A                                                    800                  13,552
 Kaman                                                          4,800                 112,464
 Moog /1/                                                       7,825                 232,011
 Orbital Sciences /1/ /2/                                      41,700                 484,971
 SIFCO Industries /1/                                           5,600                  17,920
 Triumph Group /1/                                             18,500                 644,540
                                                                                    2,905,899
AGRICULTURAL OPERATIONS (0.04%)
 Andersons /2/                                                    900                  31,365
 Griffin Land & Nurseries /1/                                   1,602                  39,649
 Hines Horticulture /1/                                        12,456                  41,105
                                                                                      112,119
AIRLINES (2.40%)
 Alaska Air Group /1/                                          49,400               1,557,582
 Continental Airlines /1/ /2/                                  52,000                 673,400
 Frontier Airlines /1/                                         64,300                 607,635
 MAIR Holdings /1/ /2/                                         16,800                  97,104
 Mesa Air Group /1/ /2/                                        54,700                 617,016
 Midwest Express Holdings /1/ /2/                              12,100                  26,741
 Republic Airways Holdings /1/                                 30,300                 472,680
 Skywest                                                      105,800               3,100,998
                                                                                    7,153,156
APPAREL MANUFACTURERS (0.90%)
 Ashworth /1/                                                   2,800                  19,684
 Cutter & Buck                                                  1,900                  23,408
 Delta Apparel                                                  1,600                  23,568
 G-III Apparel Group /1/                                        6,800                  68,000
 Haggar                                                        10,436                 297,426
 Hampshire Group /1/                                              688                  16,080
 Hartmarx /1/                                                  24,600                 171,708
 Kellwood                                                      50,500               1,106,455
 Lakeland Industries /1/                                        1,900                  35,511
 Russell                                                       59,700                 807,741
 Superior Uniform Group                                         3,500                  40,600
 Tandy Brands Accessories                                       6,000                  70,320
                                                                                    2,680,501
APPLIANCES (0.00%)
 Applica /1/                                                    5,000                   8,350
 Salton /1/ /2/                                                 2,000                   4,280
                                                                                       12,630
APPLICATIONS SOFTWARE (0.44%)
 Keane /1/                                                     41,200                 465,560
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
APPLICATIONS SOFTWARE (CONTINUED)
                                                                                 $
 Mapinfo /1/                                                   16,700                 205,243
 Nuance Communications /1/                                     25,742                 132,314
 PalmSource /1/ /2/                                            27,284                 497,387
                                                                                    1,300,504
AUDIO & VIDEO PRODUCTS (0.09%)
 Audiovox /1/                                                  10,715                 152,260
 Cobra Electronics /1/                                          9,600                  83,136
 Emerson Radio /1/                                              6,400                  21,440
                                                                                      256,836
AUTO REPAIR CENTERS (0.08%)
 Monro Muffler                                                  8,325                 249,334
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.00%)
 Collins Industries                                             1,300                   8,710
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (1.82%)
 American Axle & Manufacturing Holdings                        33,500                 730,300
 ArvinMeritor /2/                                              80,000               1,282,400
 Collins & Aikman /1/ /2/                                      13,300                   1,370
 Dura Automotive Systems /1/ /2/                               34,700                 102,365
 Hayes Lemmerz International /1/                               26,480                 103,537
 IMPCO Technologies /1/                                        18,500                  96,015
 Modine Manufacturing                                          63,900               2,112,534
 Superior Industries International /2/                         48,800                 993,080
 Tower Automotive /1/                                           9,100                   1,228
                                                                                    5,422,829
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.12%)
 Aftermarket Technology /1/                                     8,200                 151,126
 Proliance International /1/                                   15,060                  77,559
 Standard Motor Products /2/                                   13,700                 114,532
                                                                                      343,217
BEVERAGES-WINE & SPIRITS (0.02%)
 Cruzan International /1/                                       1,935                  54,296
BREWERY (0.01%)
 Redhook Ale Brewery /1/ /2/                                    8,700                  26,013
BROADCASTING SERVICES & PROGRAMMING (0.27%)
 4 Kids Entertainment /1/                                       3,700                  63,122
 Gray Television                                               77,300                 695,700
 Medialink Worldwide /1/ /2/                                   10,900                  31,065
                                                                                      789,887
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.12%)
 Devcon International /1/                                         400                   3,620
 International Aluminum                                         2,800                 113,680
 NCI Building Systems /1/                                       5,400                 222,102
 Patrick Industries /1/                                         2,100                  21,042
                                                                                      360,444
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.34%)
 Dycom Industries /1/                                           6,550                 130,541
 Insituform Technologies /1/                                   48,976                 879,609
                                                                                    1,010,150
BUILDING PRODUCTS-AIR & HEATING (0.06%)
 Comfort Systems /1/                                           18,900                 160,650
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUILDING PRODUCTS-AIR & HEATING (CONTINUED)
                                                                                 $
 Mestek /1/                                                       600                   7,650
                                                                                      168,300
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.83%)
 Texas Industries                                              40,600               2,013,760
 U.S. Concrete /1/                                             75,875                 462,837
                                                                                    2,476,597
BUILDING PRODUCTS-LIGHT FIXTURES (0.00%)
 Catalina Lighting /1/                                            600                   5,400
BUILDING-HEAVY CONSTRUCTION (0.09%)
 Washington Group International /1/ /2/                         5,400                 268,380
 Williams Industries /1/                                          600                   1,104
                                                                                      269,484
BUILDING-MAINTENANCE & SERVICE (0.10%)
 Healthcare Services Group                                     14,750                 274,940
 Integrated Electrical Services /1/ /2/                        15,000                  25,650
                                                                                      300,590
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.34%)
 Cavco Industries /1/                                           9,931                 391,877
 Coachmen Industries                                           12,800                 152,448
 Modtech Holdings /1/ /2/                                       2,500                  25,325
 Monaco Coach /2/                                              20,300                 249,081
 National RV Holdings /1/                                      18,500                  86,210
 Palm Harbor Homes /1/ /2/                                      6,476                 119,353
                                                                                    1,024,294
BUILDING-RESIDENTIAL & COMMERCIAL (0.61%)
 Amrep                                                          1,900                  49,818
 Dominion Homes /1/ /2/                                         7,000                  84,700
 M/I Homes                                                     25,600               1,149,440
 WCI Communities /1/                                           21,200                 530,424
                                                                                    1,814,382
BUSINESS TO BUSINESS-E COMMERCE (0.52%)
 Agile Software /1/                                           124,600                 884,660
 Ariba /1/ /2/                                                 53,600                 418,616
 ePlus /1/                                                     16,600                 226,258
 webMethods /1/                                                 3,600                  25,056
                                                                                    1,554,590
CAPACITORS (0.37%)
 American Technical Ceramics /1/                                2,800                  28,000
 KEMET /1/ /2/                                                156,900               1,085,748
                                                                                    1,113,748
CELLULAR TELECOMMUNICATIONS (0.54%)
 Boston Communications Group /1/                               31,700                  33,602
 Price Communications /1/                                     102,100               1,553,962
 SunCom Wireless Holdings /1/                                   7,100                  20,803
                                                                                    1,608,367
CHEMICALS-DIVERSIFIED (0.00%)
 Aceto                                                            400                   2,356
CHEMICALS-FIBERS (0.03%)
 Wellman                                                       12,000                  78,480
CHEMICALS-OTHER (0.00%)
 CPAC                                                           2,200                  10,230
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS-PLASTICS (0.65%)
                                                                                 $
 A. Schulman                                                   60,100               1,226,641
 PolyOne /1/                                                   20,200                 116,554
 Spartech                                                      30,800                 584,276
                                                                                    1,927,471
CHEMICALS-SPECIALTY (1.46%)
 American Pacific /1/                                           4,900                  27,548
 H.B. Fuller                                                   25,300                 758,241
 Minerals Technologies                                         14,200                 759,132
 NewMarket /1/                                                 12,900                 241,230
 OM Group /1/ /2/                                              52,000                 830,960
 Penford                                                       15,900                 207,336
 Quaker Chemical                                                7,900                 125,531
 Stepan                                                        11,300                 289,280
 Terra Industries /1/ /2/                                     182,425               1,114,617
                                                                                    4,353,875
CIRCUIT BOARDS (0.21%)
 Merix /1/                                                     15,600                  84,084
 SBS Technologies /1/                                          28,672                 279,839
 TTM Technologies /1/ /2/                                      33,000                 263,670
                                                                                      627,593
COFFEE (0.11%)
 Farmer Brothers                                               15,900                 317,205
COLLECTIBLES (0.14%)
 Action Performance /2/                                        22,600                 277,076
 Boyds Collection /1/                                         106,200                  19,116
 Department 56 /1/                                             11,200                 122,080
                                                                                      418,272
COMMERCIAL BANKS (3.09%)
 1st Source                                                    37,900                 904,294
 AmeriServ Financial /1/ /2/                                   24,600                 113,898
 Banner                                                        21,400                 642,428
 Central Bancorp                                                  600                  16,680
 Chemical Financial                                             9,679                 311,567
 City Holding                                                   3,850                 141,064
 Community Bank System                                         25,500                 605,625
 First Bank of Delaware /1/                                     1,240                   3,968
 First Mariner Bancorp. /1/                                     2,400                  41,760
 First Merchants                                               19,700                 495,258
 FNB /2/                                                          400                   7,240
 FNB Financial Services                                         1,500                  24,525
 Integra Bank                                                     367                   7,417
 Irwin Financial                                               51,400               1,072,718
 MB Financial                                                   9,525                 354,997
 Peoples Bancorp.                                               2,400                  68,976
 Pinnacle Bancshares                                              200                   2,730
 Premier Financial Bancorp /1/                                    700                   9,100
 Republic Bancorp.                                             28,650                 391,073
 Republic First Bancorp. /1/                                      588                   6,938
 Simmons First National                                        25,900                 730,380
 Sun Bancorp. /1/                                              32,905                 654,480
 Susquehanna Bancshares                                        27,362                 631,789
 Texas United Bancshares                                          199                   3,968
 UCBH Holdings                                                 20,025                 348,435
 UMB Financial /2/                                              7,300                 488,954
 Umpqua Holdings                                               39,874               1,060,648
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                                 $
 WesBanco /2/                                                   2,100                  64,470
                                                                                    9,205,380
COMMERCIAL SERVICE-FINANCE (0.35%)
 ACE Cash Express /1/ /2/                                       5,300                 108,703
 CBIZ /1/                                                      38,392                 220,754
 NCO Group /1/                                                 37,255                 669,472
 Newtek Business Services /1/                                  22,400                  44,565
 Rewards Network /1/                                            1,200                   6,468
                                                                                    1,049,962
COMMERCIAL SERVICES (2.03%)
 Central Parking /2/                                           66,000                 988,680
 Mac-Gray /1/                                                  15,100                 181,351
 Perceptron /1/                                                 6,900                  44,850
 PHH /1/ /2/                                                   49,700               1,398,061
 Quanta Services /1/ /2/                                      222,900               2,561,121
 Source Interlink /1/ /2/                                      33,028                 336,225
 Sourcecorp /1/                                                 5,300                 120,575
 Team /1/                                                      16,625                 422,275
                                                                                    6,053,138
COMMUNICATIONS SOFTWARE (0.13%)
 Captaris /1/                                                  67,100                 241,560
 SeaChange International /1/                                   23,000                 143,980
                                                                                      385,540
COMPUTER AIDED DESIGN (0.02%)
 MSC.Software /1/ /2/                                           5,100                  73,950
COMPUTER DATA SECURITY (0.01%)
 SCM Microsystems /1/ /2/                                      11,000                  30,800
COMPUTER SERVICES (0.33%)
 Analysts International /1/                                    38,400                 101,376
 CIBER /1/                                                     57,000                 363,660
 Computer Horizons /1/                                         25,600                 106,496
 Computer Task Group /1/                                       18,500                  67,525
 iGate /1/                                                      8,125                  30,063
 Inforte                                                        2,420                   9,583
 Pomeroy Computer Resources /1/ /2/                             8,500                  97,325
 Tier Technologies /1/                                          7,000                  56,140
 Tripos /1/                                                     1,800                   6,120
 Tyler Technologies /1/                                        15,050                 122,507
 Xanser /1/                                                     4,800                  13,776
                                                                                      974,571
COMPUTERS-INTEGRATED SYSTEMS (0.71%)
 Agilysys                                                      15,465                 231,047
 Cray /1/ /2/                                                   9,400                  11,092
 Delphax Technologies /1/                                       5,800                  12,876
 Echelon /1/ /2/                                               75,063                 581,739
 McData-Class B /1/                                            29,800                 131,418
 McData-Class A /1/ /2/                                       134,057                 644,814
 MTS Systems                                                    2,425                  96,903
 NetScout Systems /1/                                          57,700                 325,428
 NYFIX /1/ /2/                                                  6,300                  18,270
 RadiSys /1/                                                    4,000                  64,280
                                                                                    2,117,867
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
COMPUTERS-MEMORY DEVICES (1.98%)
                                                                                 $
 Advanced Digital Information /1/                              44,098                 403,056
 Ciprico /1/                                                    6,700                  28,542
 Datalink /1/                                                   1,600                   5,568
 Dot Hill Systems /1/                                          37,400                 259,182
 Hutchison Technology /1/ /2/                                  20,500                 508,400
 Imation                                                       61,900               2,649,939
 Iomega /1/                                                    33,100                  97,645
 Maxtor /1/                                                    32,500                 113,750
 Overland Storage /1/                                          11,400                  92,682
 Quantum /1/                                                  330,900                 999,318
 Silicon Storage Technology /1/ /2/                            78,200                 394,910
 SimpleTech /1/                                                81,700                 346,408
                                                                                    5,899,400
COMPUTERS-PERIPHERAL EQUIPMENT (0.23%)
 Astro-Med                                                      9,200                 103,408
 Electronics for Imaging /1/                                    9,584                 240,654
 Franklin Electronic Publishers /1/                             5,200                  19,760
 InFocus /1/                                                   15,100                  48,320
 Key Tronic /1/                                                 3,000                  12,630
 Printronix                                                     1,200                  17,124
 Synaptics /1/                                                 10,625                 246,819
                                                                                      688,715
COMPUTERS-VOICE RECOGNITION (0.00%)
 Cognitronics /1/                                               1,100                   3,036
CONSULTING SERVICES (0.28%)
 Analex /1/                                                     2,600                   7,566
 Clark                                                         31,700                 485,010
 First Consulting Group /1/                                    16,807                  97,481
 Franklin Covey /1/                                             5,600                  37,856
 Management Network Group /1/                                  18,420                  49,181
 PDI /1/                                                       10,281                 144,140
                                                                                      821,234
CONSUMER PRODUCTS-MISCELLANEOUS (0.42%)
 CSS Industries                                                21,500                 733,795
 Russ Berrie /2/                                               37,500                 505,875
                                                                                    1,239,670
CONTAINERS-PAPER & PLASTIC (0.60%)
 Chesapeake                                                    35,500                 714,970
 Graphic Packaging /1/                                         11,600                  30,740
 Longview Fibre                                                55,600               1,045,280
                                                                                    1,790,990
CRYSTAL & GIFTWARE (0.00%)
 Enesco Group /1/                                               3,000                   3,510
DATA PROCESSING & MANAGEMENT (0.14%)
 Pegasystems /1/                                               22,028                 140,098
 Reynolds & Reynolds                                           10,325                 274,026
                                                                                      414,124
DECISION SUPPORT SOFTWARE (0.40%)
 GSE Systems /1/                                                3,283                   4,366
 NetIQ /1/ /2/                                                 99,600               1,194,204
                                                                                    1,198,570
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
DIAGNOSTIC EQUIPMENT (0.01%)
                                                                                 $
 BioVeris /1/                                                   4,200                  21,756
DIRECT MARKETING (0.05%)
 SITEL /1/                                                     47,000                 141,470
 Traffix                                                        2,300                  11,753
                                                                                      153,223
DISPOSABLE MEDICAL PRODUCTS (0.04%)
 Microtek Medical Holdings /1/                                 34,072                 118,571
DISTRIBUTION-WHOLESALE (0.48%)
 Advanced Marketing Services                                    3,300                  12,474
 Bell Microproducts /1/ /2/                                    51,800                 356,902
 Handleman                                                     39,400                 468,860
 Industrial Distribution Group /1/                             10,000                  67,400
 InfoSonics /1/ /2/                                               300                   1,380
 Jaco Electronics /1/                                           1,000                   3,970
 Strategic Distribution /1/                                     4,900                  53,851
 Watsco                                                         8,225                 467,427
                                                                                    1,432,264
DIVERSIFIED MANUFACTURING OPERATIONS (2.16%)
 A.O. Smith                                                    38,700               1,253,106
 American Biltrite /1/                                          1,000                  11,950
 Ameron International                                          14,500                 619,875
 AZZ /1/                                                        6,700                 117,987
 Bairnco                                                        3,100                  28,737
 Bell Industries /1/                                            2,900                   7,105
 EnPro Industries /1/ /2/                                      37,600               1,049,040
 Federal Signal                                                18,200                 295,204
 GP Strategies /1/                                             11,600                  96,860
 Jacuzzi Brands /1/                                            56,075                 413,834
 Lydall /1/                                                     5,600                  50,176
 Myers Industries                                              21,110                 241,076
 Tredegar                                                      70,300                 885,077
 Trinity Industries /2/                                        35,700               1,358,385
                                                                                    6,428,412
DIVERSIFIED OPERATIONS (0.33%)
 Resource America                                              61,262                 994,895
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.12%)
 Viad                                                          12,300                 354,363
E-SERVICES-CONSULTING (0.01%)
 Keynote Systems /1/                                            2,800                  36,484
 SumTotal Systems /1/                                           1,000                   4,530
                                                                                       41,014
EDUCATIONAL SOFTWARE (0.10%)
 PLATO Learning /1/                                            42,700                 302,312
ELECTRIC-INTEGRATED (0.19%)
 Maine & Maritimes                                              2,700                  50,517
 Unitil                                                         2,100                  54,705
 Westar Energy                                                 21,125                 466,862
                                                                                      572,084
ELECTRONIC COMPONENTS-MISCELLANEOUS (1.44%)
 Benchmark Electronics /1/                                     43,900               1,233,151
 Blonder Tongue Laboratories /1/                                1,700                   3,315
 CTS                                                           66,300                 781,014
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-MISCELLANEOUS (CONTINUED)
                                                                                 $
 Cubic /2/                                                     15,000                 246,150
 IntriCon /1/                                                     800                   3,584
 Methode Electronics                                           18,369                 188,466
 OSI Systems /1/ /2/                                           29,200                 484,720
 Planar Systems /1/ /2/                                        26,900                 239,948
 Sparton /1/                                                    3,480                  32,573
 Stoneridge /1/                                                 8,200                  55,514
 Sypris Solutions                                              45,293                 464,253
 Technitrol                                                    33,100                 556,742
                                                                                    4,289,430
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.28%)
 Actel /1/                                                     45,800                 638,910
 Advanced Power Technology /1/                                    200                   1,900
 All American Semiconductor /1/                                 6,800                  27,880
 Alliance Semiconductor /1/                                    19,400                  51,022
 Applied Micro Circuits /1/                                   658,400               1,606,496
 Bookham /1/ /2/                                               64,800                 333,720
 Brillian /1/ /2/                                               4,491                  29,461
 ESS Technology /1/                                            71,500                 206,635
 Ibis Technology /1/ /2/                                        8,700                  15,312
 Integrated Silicon Solution /1/ /2/                           65,900                 508,748
 Lattice Semiconductor /1/                                    208,500                 913,230
 Richardson Electronics                                        25,600                 212,736
 Skyworks Solutions /1/                                       135,011                 723,659
 Three-Five Systems /1/                                         1,700                     221
 White Electronic Designs /1/                                  44,000                 226,600
 Zoran /1/                                                     88,000               1,291,840
                                                                                    6,788,370
ELECTRONIC CONNECTORS (0.07%)
 Innovex /1/                                                   34,600                 110,374
 Woodhead Industries                                            8,120                 102,231
                                                                                      212,605
ELECTRONIC MEASUREMENT INSTRUMENTS (0.29%)
 Aehr Test Systems /1/                                          6,400                  24,000
 Analogic                                                       4,900                 229,320
 LeCroy /1/                                                     7,557                 116,076
 Molecular Devices /1/                                         12,660                 283,584
 Zygo /1/ /2/                                                  16,000                 212,480
                                                                                      865,460
ELECTRONIC PARTS DISTRIBUTION (0.05%)
 NU Horizons Electronics /1/                                   15,500                 138,105
ELECTRONIC SECURITY DEVICES (0.03%)
 CompuDyne /1/                                                 15,700                  83,524
 Vicon Industries /1/                                           1,600                   4,256
                                                                                       87,780
ELECTRONICS-MILITARY (0.00%)
 Merrimac Industries /1/                                          800                   7,200
ENERGY-ALTERNATE SOURCES (0.08%)
 FuelCell Energy /1/ /2/                                       14,481                 126,854
 Quantum Fuel Systems Technologies Worldwide
  /1/ /2/                                                      33,155                 110,406
                                                                                      237,260
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.60%)
                                                                                 $
 EMCOR Group /1/                                               28,300               1,726,300
 National Technical Systems /1/                                 2,300                   9,591
 URS /1/                                                        1,500                  60,645
                                                                                    1,796,536
ENGINES-INTERNAL COMBUSTION (0.14%)
 Briggs & Stratton                                             12,625                 403,747
ENTERPRISE SOFTWARE & SERVICE (0.22%)
 JDA Software Group /1/                                        20,271                 327,782
 Manugistics Group /1/                                          2,500                   4,650
 Neon Systems /1/                                               4,650                  16,275
 Opnet Technologies /1/                                        14,500                 120,785
 Pervasive Software /1/                                        41,400                 173,880
                                                                                      643,372
ENVIRONMENTAL CONSULTING & ENGINEERING (0.03%)
 TRC /1/                                                        7,200                  96,120
FINANCE-AUTO LOANS (0.10%)
 Bay View Capital                                              12,300                 202,089
 Consumer Portfolio Services /1/                               15,100                  94,979
 First Investors Financial Services /1/                           800                   4,920
                                                                                      301,988
FINANCE-CREDIT CARD (0.30%)
 Advanta-Class A                                                5,900                 157,412
 Advanta-Class B /2/                                           21,459                 608,792
 Metris /1/                                                     7,800                 114,582
                                                                                      880,786
FINANCE-INVESTMENT BANKER & BROKER (1.40%)
 Knight Capital Group /1/ /2/                                 201,200               1,925,484
 LaBranche /1/ /2/                                             28,800                 274,752
 Piper Jaffray /1/                                             37,800               1,298,430
 Raymond James Financial                                       19,425                 661,033
 SWS Group                                                      1,200                  21,252
                                                                                    4,180,951
FINANCE-LEASING COMPANY (0.09%)
 California First National Bancorp                              1,100                  14,575
 Financial Federal                                              6,250                 238,625
 MicroFinancial                                                 3,175                  12,700
                                                                                      265,900
FINANCE-MORTGAGE LOAN/BANKER (0.01%)
 United Financial Mortgage /1/ /2/                              4,300                  23,306
FINANCE-OTHER SERVICES (0.06%)
 Aether Holdings /1/                                           56,484                 185,268
FINANCIAL GUARANTEE INSURANCE (0.37%)
 Triad Guaranty /1/                                            26,200               1,101,972
FISHERIES (0.06%)
 Zapata /1/                                                    22,800                 166,440
FOOD-BAKING (0.01%)
 Tasty Baking                                                   2,300                  18,630
FOOD-FLOUR & GRAIN (0.10%)
 MGP Ingredients                                               28,723                 308,482
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
FOOD-MISCELLANEOUS/DIVERSIFIED (1.98%)
                                                                                 $
 American Italian Pasta /2/                                    33,100                 213,495
 Cal-Maine Foods /2/                                           14,700                  89,817
 Chiquita Brands International /2/                             74,500               2,056,945
 Corn Products International                                   17,250                 410,723
 Golden Enterprises                                               700                   3,150
 Hain Celestial Group /1/                                      65,873               1,272,666
 John B. Sanfilippo & Son /1/                                  14,826                 271,019
 M&F Worldwide /1/                                              3,600                  60,660
 Sensient Technologies                                         85,800               1,517,802
                                                                                    5,896,277
FOOD-RETAIL (0.08%)
 Fresh Brands /1/                                               1,800                  12,510
 Ingles Markets                                                 2,896                  46,684
 Weis Markets                                                   4,300                 164,045
 Winn-Dixie Stores /2/                                          5,400                   3,402
                                                                                      226,641
FOOD-WHOLESALE & DISTRIBUTION (0.36%)
 Performance Food Group /1/ /2/                                38,000               1,048,420
 Spartan Stores /1/                                             2,600                  25,714
                                                                                    1,074,134
FOOTWEAR & RELATED APPAREL (0.05%)
 LaCrosse Footwear /1/                                          1,200                  13,512
 Phoenix Footwear Group /1/                                    20,000                 115,000
 Vulcan International                                             200                  10,400
                                                                                      138,912
FUNERAL SERVICE & RELATED ITEMS (0.46%)
 Alderwoods Group /1/                                          13,200                 207,768
 Carriage Services /1/                                         32,300                 195,092
 Stewart Enterprises /2/                                      190,600                 972,060
                                                                                    1,374,920
GAS-DISTRIBUTION (0.22%)
 South Jersey Industries /2/                                   23,300                 651,235
GOLF (0.04%)
 Callaway Golf                                                  8,400                 119,700
HEALTH CARE COST CONTAINMENT (0.07%)
 Hooper Holmes                                                 43,100                 124,559
 IntegraMed America /1/                                         8,580                  98,241
                                                                                      222,800
HOME FURNISHINGS (1.21%)
 Bassett Furniture Industries                                   7,700                 144,144
 Chromcraft Revington /1/                                       2,500                  31,500
 Flexsteel Industries                                           2,364                  34,514
 Furniture Brands International /2/                            96,500               1,751,475
 Kimball International                                         44,800                 494,592
 La-Z-Boy /2/                                                  94,600               1,120,064
 Rowe /1/                                                       6,200                  16,430
                                                                                    3,592,719
HOTELS & MOTELS (0.45%)
 Arlington Hospitality /1/                                        700                      77
 Interstate Hotels & Resorts /1/                               44,400                 198,024
 Lodgian /1/                                                   18,800                 191,384
 Marcus                                                        38,000                 834,480
 Red Lion Hotels /1/                                           13,400                 103,582
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
HOTELS & MOTELS (CONTINUED)
                                                                                 $
 ShoLodge /1/                                                     900                   3,564
                                                                                    1,331,111
HOUSEWARES (0.21%)
 Libbey                                                         9,600                 108,000
 National Presto Industries                                    11,500                 504,045
                                                                                      612,045
HUMAN RESOURCES (1.62%)
 Ablest /1/                                                     3,500                  34,720
 Cross Country Healthcare /1/                                  17,556                 318,992
 Edgewater Technology /1/                                      11,900                  59,738
 Kelly Services /2/                                            25,629                 709,411
 Medical Staffing Network Holdings /1/                         48,300                 245,847
 MPS Group /1/ /2/                                            188,100               2,341,845
 RCM Technologies /1/                                           9,300                  59,892
 Spherion /1/                                                 114,900               1,022,610
 Westaff /1/                                                    6,500                  30,745
                                                                                    4,823,800
IDENTIFICATION SYSTEM-DEVELOPMENT (0.42%)
 Paxar /1/                                                     72,700               1,248,259
INDUSTRIAL AUDIO & VIDEO PRODUCTS (0.00%)
 Ballantyne of Omaha /1/                                          400                   1,900
 Rockford /1/                                                   3,600                  12,168
                                                                                       14,068
INDUSTRIAL AUTOMATION & ROBOTS (0.12%)
 Gerber Scientific /1/                                         40,200                 317,982
 Nordson                                                       11,425                 424,667
                                                                                      742,649
INSTRUMENTS-CONTROLS (0.07%)
 Frequency Electronics                                         10,900                 118,810
 Spectrum Control /1/                                          15,900                  99,693
                                                                                      218,503
INSTRUMENTS-SCIENTIFIC (0.04%)
 Meade Instruments /1/                                         42,366                 111,846
 OI /1/                                                         1,700                  18,717
                                                                                      130,563
INSURANCE BROKERS (0.15%)
 Hilb Rogal & Hobbs                                            12,225                 457,826
INTERNET APPLICATION SOFTWARE (0.88%)
 Apropos Technology /1/                                        19,000                  51,490
 Interwoven /1/                                                75,400                 708,760
 Raindance Communications /1/                                 104,800                 209,600
 S1 /1/                                                        45,610                 200,228
 Stellent /1/                                                  49,000                 449,330
 Verity /1/                                                    32,688                 325,246
 Vignette /1/                                                  41,425                 688,069
                                                                                    2,632,723
INTERNET CONNECTIVE SERVICES (0.15%)
 PC-Tel /1/                                                    48,854                 451,899
INTERNET CONTENT-INFORMATION & NEWS (0.16%)
 Harris Interactive /1/                                       112,800                 470,376
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
INTERNET FINANCIAL SERVICES (0.02%)
                                                                                 $
 InsWeb /1/                                                     1,000                   3,380
 NetBank                                                        6,800                  53,176
                                                                                       56,556
INTERNET INCUBATORS (0.00%)
 Safeguard Scientifics /1/                                      3,600                   5,400
INTERNET INFRASTRUCTURE SOFTWARE (0.04%)
 F5 Networks /1/                                                2,175                 113,165
INTERNET SECURITY (0.43%)
 ActivCard /1/                                                 29,014                  97,777
 SonicWall /1/                                                137,600                 957,696
 WatchGuard Technologies /1/                                   60,800                 211,584
                                                                                    1,267,057
INTERNET TELEPHONY (0.01%)
 Net2Phone /1/                                                  9,800                  14,700
INTIMATE APPAREL (0.19%)
 Warnaco Group /1/ /2/                                         24,500                 555,660
INVESTMENT COMPANIES (0.58%)
 MCG Capital                                                   86,903               1,435,638
 Medallion Financial                                           31,600                 290,720
                                                                                    1,726,358
LASERS-SYSTEMS & COMPONENTS (0.55%)
 Coherent /1/                                                  17,200                 509,292
 Electro Scientific Industries /1/ /2/                         51,992               1,142,264
                                                                                    1,651,556
LEISURE & RECREATION PRODUCTS (0.39%)
 GameTech International                                        14,000                  55,300
 K2 /1/ /2/                                                   110,250               1,105,807
 Multimedia Games /1/ /2/                                       1,400                  13,888
                                                                                    1,174,995
LIFE & HEALTH INSURANCE (2.06%)
 Ceres Group /1/                                               63,339                 357,865
 Citizens /1/                                                   3,600                  20,520
 Delphi Financial Group                                         8,400                 393,456
 FBL Financial Group                                           42,900               1,337,622
 Great American Financial Resources                            22,600                 461,492
 Independence Holding                                           6,000                 107,520
 Penn Treaty American /1/ /2/                                  18,325                 156,496
 Phoenix /2/                                                  175,600               2,274,020
 Presidential Life                                             53,596               1,014,036
 Standard Management /1/                                        1,700                   3,094
                                                                                    6,126,121
LINEN SUPPLY & RELATED ITEMS (0.18%)
 G & K Services                                                13,600                 515,304
 UniFirst                                                         600                  21,036
                                                                                      536,340
MACHINERY TOOLS & RELATED PRODUCTS (0.34%)
 Hardinge                                                       2,900                  48,430
 Regal Beloit                                                  30,700                 977,181
                                                                                    1,025,611
MACHINERY-FARM (0.06%)
 Alamo Group                                                    9,800                 190,610
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
MACHINERY-GENERAL INDUSTRY (1.05%)
                                                                                 $
 Applied Industrial Technologies                               33,450               1,102,178
 Kadant /1/                                                    25,600                 430,080
 Robbins & Myers /2/                                           31,900                 688,721
 TB Wood's /1/                                                  2,800                  19,628
 Tecumseh Products /2/                                         24,200                 487,146
                                                                                    2,727,753
MACHINERY-MATERIAL HANDLING (0.01%)
 Key Technology /1/                                             1,700                  24,958
MEDICAL INFORMATION SYSTEM (0.00%)
 NWH                                                              600                   8,566
MEDICAL INSTRUMENTS (0.35%)
 Bruker BioSciences /1/                                       108,914                 453,082
 Compex Technologies /1/                                       27,916                 111,943
 Conmed /1/                                                    13,600                 326,128
 New Brunswick Scientific /1/                                   3,200                  18,528
 OccuLogix /1/ /2/                                              6,600                  46,464
 OrthoLogic /1/                                                23,175                  74,624
                                                                                    1,030,769
MEDICAL LASER SYSTEMS (0.01%)
 IRIDEX /1/                                                     4,000                  33,240
MEDICAL PRODUCTS (0.63%)
 ATS Medical /1/ /2/                                           11,800                  35,276
 Encore Medical /1/ /2/                                        38,000                 190,380
 Hanger Orthopedic Group /1/                                    6,100                  37,454
 HealthTronics /1/                                             32,200                 292,698
 Invacare                                                      10,625                 359,019
 Kewaunee Scientific                                              700                   6,027
 North American Scientific /1/                                  1,300                   3,315
 Osteotech /1/                                                 30,900                 105,060
 RITA Medical Systems /1/                                       9,600                  32,064
 SONIC Innovations /1/                                         10,000                  33,000
 Span-America Medical Systems                                   1,400                  12,964
 SRI/Surgical Express /1/                                       4,400                  26,928
 Synovis Life Technologies /1/                                 21,100                 190,111
 Viasys Healthcare /1/                                          4,900                 117,061
 Zoll Medical /1/                                              17,200                 426,904
                                                                                    1,868,261
MEDICAL-BIOMEDICAL/GENE (0.86%)
 Arena Pharmaceuticals /1/ /2/                                    500                   5,200
 Avigen /1/                                                    10,832                  29,246
 Cambrex                                                       71,400               1,362,312
 Cell Genesys /1/ /2/                                             887                   4,781
 CuraGen /1/ /2/                                               10,300                  47,895
 Gene Logic /1/                                                48,833                 184,589
 Harvard Bioscience /1/                                        47,800                 153,438
 Maxygen /1/                                                   24,219                 212,159
 Nanogen /1/ /2/                                               38,700                 108,747
 Neose Technologies /1/                                        47,700                  94,446
 Oscient Pharmaceuticals /1/ /2/                                6,000                  10,500
 Serologicals /1/ /2/                                          17,850                 347,718
 Vical /1/                                                      3,000                  15,330
                                                                                    2,576,361
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
MEDICAL-DRUGS (0.01%)
                                                                                 $
 Accelrys /1/                                                   5,100                  33,354
MEDICAL-GENERIC DRUGS (0.42%)
 Alpharma                                                      50,100               1,246,989
MEDICAL-HOSPITALS (0.14%)
 Medcath /1/ /2/                                                1,365                  25,102
 Triad Hospitals /1/                                            9,250                 380,453
                                                                                      405,555
MEDICAL-NURSING HOMES (0.50%)
 Genesis HealthCare /1/ /2/                                    36,300               1,473,054
 Kindred Healthcare /1/                                           100                   2,800
                                                                                    1,475,854
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.20%)
 Air Methods /1/                                               19,700                 229,111
 Allied Healthcare International /1/                           31,810                 193,723
 American Shared Hospital Services                                800                   4,640
 National Home Health Care                                      1,200                  12,000
 Pediatric Services of America /1/                              8,100                 125,874
 Res-Care /1/                                                   1,200                  19,368
                                                                                      584,716
METAL PROCESSORS & FABRICATION (0.45%)
 Ampco-Pittsburgh                                               4,900                  70,119
 CIRCOR International                                          28,200                 794,394
 Intermet                                                         100                       1
 Ladish /1/                                                     5,665                 113,244
 Metals USA /1/ /2/                                             9,500                 197,410
 NN                                                            11,800                 123,782
 North American Galvanizing & Coating /1/                       4,300                   8,815
 Wolverine Tube /1/                                             5,200                  33,176
                                                                                    1,340,941
METAL PRODUCTS-DISTRIBUTION (0.19%)
 A.M. Castle /1/                                               27,700                 552,061
METAL PRODUCTS-FASTENERS (0.01%)
 Chicago Rivet & Machine                                          300                   7,125
 Eastern                                                          400                   8,600
                                                                                       15,725
METAL-ALUMINUM (0.03%)
 Century Aluminum /1/                                           4,975                  90,446
METAL-IRON (0.24%)
 Gibraltar Industries                                          34,834                 705,388
MISCELLANEOUS INVESTING (0.47%)
 Ashford Hospitality Trust                                     36,125                 379,312
 Healthcare Realty Trust                                       10,125                 383,130
 Highland Hospitality                                          23,175                 243,569
 MFA Mortgage Investments                                      27,625                 158,844
 Redwood Trust                                                  5,125                 238,569
                                                                                    1,403,424
MISCELLANEOUS MANUFACTURERS (0.17%)
 Applied Films /1/                                             26,800                 520,456
MOTION PICTURES & SERVICES (0.03%)
 Image Entertainment /1/                                       14,700                  60,417
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
MOTION PICTURES & SERVICES (CONTINUED)
                                                                                 $
 Zomax /1/                                                      6,100                  16,165
                                                                                       76,582
MRI-MEDICAL DIAGNOSTIC IMAGING (0.00%)
 Radiologix /1/                                                 3,400                  12,682
MULTI-LINE INSURANCE (0.90%)
 Alfa /2/                                                      19,442                 326,237
 Atlantic American /1/                                          7,500                  22,050
 HCC Insurance Holdings                                        24,850                 745,500
 Horace Mann Educators                                         80,800               1,568,328
 National Security Group                                          300                   4,515
                                                                                    2,666,630
MULTIMEDIA (0.46%)
 Entravision Communications /1/ /2/                           109,600                 898,720
 Media General                                                  9,200                 485,300
                                                                                    1,384,020
MUSIC (0.03%)
 Steinway Musical Instruments /1/                               3,600                  95,436
NETWORKING PRODUCTS (2.41%)
 3Com /1/                                                     698,000               2,687,300
 Adaptec /1/                                                   73,100                 300,441
 Aeroflex /1/                                                  59,158                 535,971
 Avici Systems /1/                                             13,128                  53,562
 Black Box                                                     30,300               1,215,636
 Hypercom /1/                                                  93,600                 556,920
 NETGEAR /1/                                                    4,950                  96,773
 Performance Technologies /1/                                   8,900                  71,823
 SafeNet /1/                                                   44,000               1,459,480
 Stratos International /1/                                      6,500                  33,150
 Zhone Technologies /1/ /2/                                    79,400                 179,444
                                                                                    7,190,500
NON-FERROUS METALS (0.32%)
 Brush Engineered Materials /1/                                13,300                 200,564
 USEC                                                          76,400                 764,000
                                                                                      964,564
NON-HAZARDOUS WASTE DISPOSAL (0.19%)
 Waste Connections /1/                                         10,075                 336,203
 Waste Industries USA                                          15,702                 215,745
                                                                                      551,948
NON-HOTEL GAMBLING (0.08%)
 Pinnacle Entertainment /1/                                    12,000                 227,400
OFFICE AUTOMATION & EQUIPMENT (0.34%)
 IKON Office Solutions                                        102,700               1,024,946
OFFICE FURNISHINGS-ORIGINAL (0.00%)
 Falcon Products /1/                                              600                       5
OFFICE SUPPLIES & FORMS (0.01%)
 Nashua /1/                                                     4,100                  30,996
OIL COMPANY-EXPLORATION & PRODUCTION (1.13%)
 Callon Petroleum /1/                                           8,500                 155,550
 Castle Energy                                                  5,000                  88,150
 Energy Partners /1/                                            5,750                 145,878
 GMX Resources /1/                                              5,150                 126,278
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
OIL COMPANY-EXPLORATION & PRODUCTION (CONTINUED)
                                                                                 $
 Harvest Natural Resources /1/ /2/                             24,800                 240,064
 Meridian Resource /1/                                         59,700                 270,441
 Petrohawk Energy /1/                                          12,875                 159,135
 Southwestern Energy /1/                                        4,600                 333,684
 Spinnaker Exploration /1/                                     22,199               1,367,014
 Swift Energy /1/                                                 100                   4,366
 Whiting Petroleum /1/                                         11,375                 461,256
                                                                                    3,351,816
OIL FIELD MACHINERY & EQUIPMENT (0.01%)
 Bolt Technology /1/                                            2,400                  19,968
OIL REFINING & MARKETING (0.01%)
 Adams Resources & Energy                                       1,500                  29,085
OIL-FIELD SERVICES (1.23%)
 Hanover Compressor /1/ /2/                                    70,500                 906,630
 Oil States International /1/                                   5,250                 173,775
 Universal Compression Holdings /1/                            72,475               2,583,734
                                                                                    3,664,139
OPTICAL RECOGNITION EQUIPMENT (0.01%)
 Digimarc /1/                                                   4,500                  28,170
PAPER & RELATED PRODUCTS (1.42%)
 Buckeye Technologies /1/                                      30,100                 225,750
 Caraustar Industries /1/                                      44,400                 387,612
 Glatfelter /2/                                                79,800               1,084,482
 Pope & Talbot                                                 13,200                 115,368
 Potlatch                                                      23,500               1,051,155
 Rock-Tenn                                                     24,900                 345,363
 Schweitzer-Mauduit International                              26,700                 646,674
 Wausau Paper                                                  33,000                 361,350
                                                                                    4,217,754
PHARMACY SERVICES (0.09%)
 BioScrip /1/                                                  44,600                 267,600
 Curative Health Services /1/ /2/                               5,300                   3,657
                                                                                      271,257
PHYSICIAN PRACTICE MANAGEMENT (0.17%)
 OCA /1/ /2/                                                   10,500                  10,920
 Pediatrix Medical Group /1/                                    6,350                 489,331
                                                                                      500,251
PIPELINES (0.14%)
 TransMontaigne /1/                                            75,600                 419,580
PLATINUM (0.20%)
 Stillwater Mining /1/ /2/                                     58,900                 594,890
POLLUTION CONTROL (0.00%)
 Catalytica Energy Systems /1/                                  3,300                   3,465
POWER CONVERTER & SUPPLY EQUIPMENT (0.26%)
 C&D Technologies                                              25,300                 230,989
 Distributed Energy Systems /1/ /2/                                50                     402
 Espey Manufacturing & Electronics                                700                  24,780
 Magnetek /1/                                                  19,700                  62,449
 Powell Industries /1/                                         18,800                 394,236
 Power-One /1/ /2/                                             12,474                  70,852
                                                                                      783,708
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
PRINTING-COMMERCIAL (0.20%)
                                                                                 $
 Bowne                                                          1,800                  25,596
 Champion Industries                                            4,258                  18,097
 Consolidated Graphics /1/                                     12,850                 501,021
 Outlook Group                                                  3,100                  41,943
 Tufco Technologies /1/                                         1,300                   9,087
                                                                                      595,744
PRIVATE CORRECTIONS (0.04%)
 Cornell /1/                                                    7,700                 105,952
 Correctional Services /1/                                      3,200                  18,976
                                                                                      124,928
PROPERTY & CASUALTY INSURANCE (5.41%)
 21st Century Insurance Group                                  23,400                 373,230
 American Physicians Capital /1/                               10,700                 452,289
 Argonaut Group /1/ /2/                                        50,300               1,466,748
 Baldwin & Lyons                                               33,400                 858,046
 BancInsurance /1/                                                600                   1,830
 CNA Surety /1/                                                37,000                 519,480
 Donegal Group                                                 21,066                 466,823
 FPIC Insurance Group /1/                                      18,100                 681,465
 Harleysville Group                                            55,411               1,346,487
 Infinity Property & Casualty                                  37,300               1,388,306
 Investors Title                                                  700                  27,321
 LandAmerica Financial Group                                   32,700               2,065,332
 Meadowbrook Insurance Group /1/                               68,300                 374,967
 Merchants Group                                                1,500                  44,250
 Midland                                                       16,000                 604,320
 Navigators Group /1/ /2/                                      22,800                 884,640
 NYMAGIC                                                        8,700                 213,150
 Ohio Casualty                                                      1                      27
 PMA Capital /1/                                               57,100                 506,477
 RLI                                                           12,800                 688,000
 RTW /1/                                                       18,600                 221,340
 SCPIE Holdings /1/                                             9,300                 140,430
 Selective Insurance Group                                     19,400               1,065,254
 State Auto Financial                                             900                  29,646
 Stewart Information Services                                  31,200               1,589,016
 Unico American /1/                                             4,800                  41,328
 United America Indemnity /1/                                   2,404                  46,229
 Vesta Insurance Group                                         23,200                  34,800
                                                                                   16,131,231
PUBLICLY TRADED INVESTMENT FUND (0.15%)
 iShares Russell 2000 Value Index Fund                          6,975                 447,586
RACETRACKS (0.06%)
 Dover Motorsports                                             30,700                 190,340
RADIO (0.93%)
 Cumulus Media /1/ /2/                                        109,027               1,325,768
 Radio One-Class A /1/                                         58,090                 688,367
 Radio One-Class D /1/                                         44,200                 521,560
 Regent Communications /1/                                      8,500                  43,095
 Spanish Broadcasting System /1/                               31,048                 189,393
                                                                                    2,768,183
REAL ESTATE MANAGEMENT & SERVICES (0.08%)
 CB Richard Ellis Group /1/                                     5,125                 250,356
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
REAL ESTATE OPERATOR & DEVELOPER (0.10%)
                                                                                 $
 Avatar Holdings /1/ /2/                                        1,700                  96,305
 Californina Coastal Communities /1/ /2/                        5,100                 182,070
 Stratus Properties /1/                                           600                  11,400
                                                                                      289,775
RECREATIONAL CENTERS (0.04%)
 Bally Total Fitness Holding /1/                               21,500                 123,195
RENTAL-AUTO & EQUIPMENT (0.92%)
 Dollar Thrifty Automotive Group /1/                           58,100               2,190,370
 Electro Rent /1/                                              14,000                 179,760
 McGrath Rentcorp                                              13,075                 373,291
 Rent-Way /1/                                                     100                     617
                                                                                    2,744,038
RESEARCH & DEVELOPMENT (0.36%)
 Albany Molecular Research /1/                                 67,600                 905,840
 Discovery Partners International /1/                          55,600                 160,128
                                                                                    1,065,968
RESORTS & THEME PARKS (0.60%)
 Bluegreen /1/                                                 33,200                 503,644
 ILX Resorts                                                    2,500                  22,475
 Six Flags /1/ /2/                                            170,300               1,258,517
                                                                                    1,784,636
RESPIRATORY PRODUCTS (0.01%)
 Allied Healthcare Products /1/                                 6,400                  32,320
RETAIL-APPAREL & SHOE (1.07%)
 Brown Shoe                                                    14,700                 477,309
 Charlotte Russe Holding /1/                                       13                     229
 Charming Shoppes /1/ /2/                                     189,600               2,123,520
 Goody's Family Clothing                                       22,763                 216,249
 Mothers Work /1/                                               9,100                  72,709
 Shoe Carnival /1/                                              4,900                  82,026
 Stage Stores /1/                                                  50                   1,386
 Syms                                                           6,300                  85,806
 United Retail Group /1/                                       15,400                 140,910
                                                                                    3,200,144
RETAIL-AUTO PARTS (0.47%)
 Coast Distribution System                                      2,900                  17,980
 PEP Boys-Manny, Moe & Jack                                   100,100               1,381,380
                                                                                    1,399,360
RETAIL-AUTOMOBILE (2.19%)
 Group 1 Automotive /1/                                        43,500               1,202,340
 Lithia Motors                                                 27,600                 751,824
 Rush Enterprises /1/                                          18,200                 274,092
 Sonic Automotive                                              53,900               1,191,729
 United Auto Group                                             92,300               3,113,279
                                                                                    6,533,264
RETAIL-BEDDING (0.69%)
 Linens 'N Things /1/                                          81,400               2,046,396
RETAIL-BOOKSTORE (0.03%)
 Books-A-Million                                               11,185                 101,784
RETAIL-COMPUTER EQUIPMENT (0.57%)
 GTSI /1/ /2/                                                   6,278                  51,103
 Insight Enterprises /1/ /2/                                   55,159               1,131,863
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
RETAIL-COMPUTER EQUIPMENT (CONTINUED)
                                                                                 $
 PC Connection /1/                                             44,300                 256,497
 PC Mall /1/ /2/                                               16,800                  94,248
 Systemax /1/                                                  23,000                 164,450
                                                                                    1,698,161
RETAIL-CONSUMER ELECTRONICS (0.06%)
 Rex Stores /1/                                                   400                   5,328
 Tweeter Home Entertainment Group /1/                          36,800                 172,224
                                                                                      177,552
RETAIL-DISCOUNT (0.85%)
 Big Lots /1/                                                 205,700               2,379,949
 Duckwall-ALCO Stores /1/                                       6,900                 157,803
                                                                                    2,537,752
RETAIL-FABRIC STORE (0.23%)
 Hancock Fabrics /2/                                           13,500                  87,750
 Jo-Ann Stores /1/                                             41,500                 606,315
                                                                                      694,065
RETAIL-HAIR SALONS (0.13%)
 Regis                                                         10,100                 387,436
RETAIL-HOME FURNISHINGS (0.06%)
 Bombay /1/ /2/                                                 8,100                  32,481
 Haverty Furniture                                             11,200                 137,088
                                                                                      169,569
RETAIL-HYPERMARKETS (0.04%)
 Smart & Final /1/                                             10,000                 125,500
RETAIL-JEWELRY (0.21%)
 Finlay Enterprises /1/                                        16,200                 132,840
 Lazare Kaplan International /1/                               12,200                 113,582
 Movado Group                                                  21,500                 376,895
 Whitehall Jewellers /1/ /2/                                   15,100                  15,402
                                                                                      638,719
RETAIL-LEISURE PRODUCTS (0.17%)
 West Marine /1/ /2/                                           37,600                 510,232
RETAIL-MAIL ORDER (0.10%)
 Blair                                                            514                  19,378
 Sharper Image /1/ /2/                                         28,300                 288,377
                                                                                      307,755
RETAIL-MISCELLANEOUS/DIVERSIFIED (0.06%)
 Hastings Entertainment /1/                                     1,300                   7,254
 PriceSmart /1/ /2/                                            21,355                 168,491
                                                                                      175,745
RETAIL-MUSIC STORE (0.00%)
 Trans World Entertainment /1/                                  1,700                  10,846
RETAIL-PAWN SHOPS (0.07%)
 Cash America International                                     9,400                 205,484
RETAIL-REGIONAL DEPARTMENT STORE (0.23%)
 Bon-Ton Stores                                                23,700                 475,185
 Gottschalks /1/ /2/                                           23,300                 202,943
                                                                                      678,128
RETAIL-RESTAURANTS (0.97%)
 Bob Evans Farms                                               69,400               1,555,254
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
RETAIL-RESTAURANTS (CONTINUED)
                                                                                 $
 Buca /1/                                                       4,200                  24,444
 Champps Entertainment /1/                                      8,575                  61,826
 Frisch's Restaurants                                             800                  19,200
 J Alexander's /1/                                              4,900                  40,670
 Landry's Restaurants /2/                                       4,900                 134,750
 Lone Star Steakhouse & Saloon                                    200                   5,162
 O'Charley's /1/                                               18,000                 246,780
 Ryan's Restaurant Group /1/                                   28,967                 308,788
 Smith & Wollensky Restaurant Group /1/                        16,900                 103,766
 Triarc                                                        26,075                 387,735
                                                                                    2,888,375
RETAIL-SPORTING GOODS (0.17%)
 Sport Chalet-Class A /1/                                       5,600                  42,000
 Sport Chalet-Class B /1/ /2/                                     800                   8,336
 Sports Authority /1/ /2/                                      16,200                 451,008
                                                                                      501,344
RETAIL-VITAMINS & NUTRITIONAL SUPPLIES (0.00%)
 AMS Health Sciences /1/                                          100                     100
RETIREMENT & AGED CARE (0.10%)
 Capital Senior Living /1/                                     13,300                 106,267
 Five Star Quality Care /1/                                    27,400                 184,676
                                                                                      290,943
RUBBER & PLASTIC PRODUCTS (0.01%)
 Summa Industries                                               4,900                  38,387
RUBBER-TIRES (0.67%)
 Bandag /2/                                                     6,200                 263,500
 Cooper Tire & Rubber                                         127,200               1,737,552
                                                                                    2,001,052
SAVINGS & LOANS-THRIFTS (3.75%)
 Ameriana Bancorp.                                              3,000                  37,650
 BankUnited Financial                                          20,548                 487,398
 Beverly Hills Bancorp.                                        18,690                 190,638
 Brookline Bancorp.                                            51,200                 719,360
 Camco Financial                                               10,400                 150,800
 CFS Bancorp.                                                  11,500                 159,505
 Citizens South Banking                                        12,800                 156,800
 Commercial Federal                                            40,900               1,398,780
 Cooperative Bankshares                                           900                  19,170
 EFC Bancorp.                                                     300                  10,095
 First Defiance Financial                                       7,600                 212,800
 First Federal Bancshares of Arkansas                             500                  11,750
 First Keystone Financial                                         100                   2,050
 First Pactrust Bancorp                                           200                   5,400
 First Place Financial                                         22,544                 506,789
 FirstBank                                                      5,100                 139,026
 FirstFed Financial /1/ /2/                                    18,600                 994,914
 Flagstar Bancorp.                                             43,500                 583,770
 HF Financial                                                   6,300                 115,290
 HMN Financial                                                    200                   6,000
 ITLA Capital /1/                                              10,100                 502,677
 LSB                                                            5,300                  86,231
 MAF Bancorp                                                   33,455               1,389,721
 MASSBANK                                                       1,367                  39,233
 Matrix Bancorp. /1/                                            4,579                  59,985
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
SAVINGS & LOANS-THRIFTS (CONTINUED)
                                                                                 $
 Meta Financial Group                                           3,600                  69,300
 MFB                                                              600                  16,104
 Northeast Bancorp.                                               900                  20,160
 Ocwen Financial /1/ /2/                                       39,600                 307,692
 Pacific Premier Bancorp /1/                                    9,200                 111,320
 Parkvale Financial                                             3,700                 101,750
 Partners Trust Financial Group                                 4,649                  54,161
 Pocahontas Bancorp.                                            2,000                  24,500
 Provident Financial Services                                  68,700               1,209,120
 Riverview Bancorp.                                               500                  10,845
 Sound Federal Bancorp.                                         8,915                 151,109
 Sterling Financial /1/                                        15,400                 385,616
 TF Financial                                                   1,300                  35,815
 TierOne                                                       12,222                 345,394
 Timberland Bancorp.                                            2,100                  48,720
 United Community Financial                                    26,560                 308,096
                                                                                   11,185,534
SCHOOLS (0.10%)
 New Horizons Worldwide /1/                                       700                   1,400
 Strayer Education                                              3,300                 295,383
                                                                                      296,783
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.99%)
 Anadigics /1/ /2/                                             19,884                  66,611
 Atmel /1/ /2/                                                110,400                 271,584
 Celeritek /2/                                                  2,600                     585
 Exar /1/                                                      31,445                 395,893
 Hifn /1/                                                       9,300                  49,383
 Pericom Semiconductor /1/                                     47,700                 378,738
 Sipex /1/                                                      2,400                   3,840
 Standard Microsystems /1/                                     25,831                 730,242
 Triquint Semiconductor /1/                                    98,470                 413,574
 Vitesse Semiconductor /1/                                    393,900                 649,935
                                                                                    2,960,385
SEMICONDUCTOR EQUIPMENT (1.64%)
 Aetrium /1/                                                      800                   2,040
 ATMI /1/                                                      14,650                 400,091
 Axcelis Technologies /1/                                      66,176                 287,866
 Credence Systems /1/ /2/                                     181,400               1,396,780
 Electroglas /1/                                               39,400                 137,900
 FSI International /1/                                         21,814                  83,984
 Intest /1/                                                     1,290                   5,289
 MKS Instruments /1/                                          101,900               1,922,853
 Nanometrics /1/ /2/                                           22,700                 234,945
 Photronics /1/                                                15,800                 284,400
 Rudolph Technologies /1/                                      11,185                 136,233
                                                                                    4,892,381
SHIP BUILDING (0.04%)
 Todd Shipyards                                                 6,400                 128,448
SOFTWARE TOOLS (0.09%)
 Borland Software /1/                                          54,926                 277,376
STEEL PIPE & TUBE (0.67%)
 Northwest Pipe /1/                                             3,200                  72,416
 Omega Flex /1/                                                   500                   6,645
 Shaw Group /1/                                                71,300               1,910,840
                                                Shares

                                                Held                                 Value

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COMMON STOCKS (CONTINUED)
STEEL PIPE & TUBE (CONTINUED)
                                                                                 $
 Webco Industries /1/                                             110                   7,095
                                                                                    1,996,996
STEEL PRODUCERS (1.73%)
 Carpenter Technology                                          10,300                 621,090
 Chaparral Steel /1/                                           40,600               1,014,188
 Olympic Steel /1/ /2/                                          4,200                  74,676
 Reliance Steel & Aluminum                                      3,500                 199,570
 Roanoke Electric Steel                                        20,100                 440,391
 Ryerson Tull /2/                                              46,000                 928,740
 Schnitzer Steel Industries                                    15,500                 494,450
 Shiloh Industries /1/                                         20,153                 261,183
 Steel Dynamics                                                16,200                 501,714
 Steel Technologies                                            23,200                 608,072
                                                                                    5,144,074
STEEL-SPECIALTY (0.27%)
 Material Sciences /1/                                          4,100                  62,320
 Oregon Steel Mills /1/ /2/                                    24,400                 619,516
 Universal Stainless & Alloy /1/                                8,350                 124,415
                                                                                      806,251
SUGAR (0.09%)
 Imperial Sugar                                                18,700                 262,735
TELECOMMUNICATION EQUIPMENT (0.44%)
 Anaren /1/                                                    11,900                 168,385
 Applied Innovation /1/                                        25,300                  87,285
 Channell Commercial /1/                                        1,300                   7,852
 Communications Systems                                         7,600                  82,840
 Ditech Communications /1/                                     26,000                 165,620
 Network Equipment Technologies /1/                            44,900                 224,051
 Preformed Line Products                                          500                  21,945
 Sonus Networks /1/                                            18,050                  78,698
 Sunrise Telecom                                               88,800                 205,128
 Tollgrade Communications /1/                                  23,500                 227,950
 Wireless Telecom Group                                         4,400                  11,044
 XETA Technologies /1/                                          8,425                  19,883
                                                                                    1,300,681
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.95%)
 APA Optics /1/                                                 2,500                   3,025
 C-COR.net /1/ /2/                                             75,100                 400,283
 CIENA /1/                                                     37,600                  89,112
 Newport /1/                                                   27,035                 352,536
 Optical Cable /1/                                              6,300                  37,989
 Sycamore Networks /1/                                        502,000               1,952,780
                                                                                    2,835,725
TELECOMMUNICATION SERVICES (0.27%)
 LCC International /1/ /2/                                     36,600                  93,330
 Lightbridge /1/                                               47,800                 387,180
 RCN /1/                                                       15,300                 310,590
                                                                                      791,100
TELEPHONE-INTEGRATED (1.07%)
 CT Communications                                             33,700                 381,484
 D&E Communications                                             8,207                  66,230
 Hector Communications                                          4,200                 122,010
 IDT /1/                                                        3,300                  40,623
 IDT-Class B /1/ /2/                                          114,300               1,364,742
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELEPHONE-INTEGRATED (CONTINUED)
                                                                                 $
 SureWest Communications /2/                                   26,200                 734,648
 Talk America Holdings /1/ /2/                                 48,800                 470,432
                                                                                    3,180,169
TELEVISION (0.49%)
 Acme Communications /1/                                        3,500                  13,685
 Liberty /2/                                                   17,600                 817,344
 LIN TV /1/                                                    49,400                 633,802
                                                                                    1,464,831
TEXTILE-APPAREL (0.14%)
 Perry Ellis International /1/                                 17,000                 351,730
 Tag-It Pacific /1/                                             4,300                   2,408
 Unifi /1/                                                     26,200                  76,766
                                                                                      430,904
TEXTILE-HOME FURNISHINGS (0.01%)
 Decorator Industries /2/                                       1,300                  11,050
 Quaker Fabric /2/                                             11,600                  27,840
                                                                                       38,890
TEXTILE-PRODUCTS (0.04%)
 Culp /1/                                                         100                     516
 Dixie Group /1/                                                9,400                 128,968
                                                                                      129,484
THERAPEUTICS (0.07%)
 Neurogen /1/                                                   9,125                  64,696
 Theragenics /1/                                               49,800                 149,898
                                                                                      214,594
TOBACCO (0.60%)
 Alliance One International                                    23,600                  58,764
 Universal                                                     46,100               1,725,984
                                                                                    1,784,748
TOOLS-HAND HELD (0.00%)
 Q.E.P. /1/                                                       400                   4,200
TOYS (0.29%)
 Jakks Pacific /1/ /2/                                         47,300                 869,374
TRANSPORT-AIR FREIGHT (0.00%)
 AirNet Systems /1/                                             1,300                   5,460
TRANSPORT-EQUIPMENT & LEASING (0.23%)
 AMERCO /1/                                                     6,500                 379,145
 Gatx                                                           1,900                  71,003
 Interpool                                                      9,800                 191,100
 Willis Lease Finance /1/                                       5,400                  47,412
                                                                                      688,660
TRANSPORT-MARINE (0.20%)
 Arlington Tankers                                             19,325                 430,368
 International Shipholding /1/                                  8,700                 150,510
                                                                                      580,878
TRANSPORT-RAIL (0.90%)
 Genesee & Wyoming /1/                                         15,900                 509,595
 Kansas City Southern /1/ /2/                                  54,900               1,216,584
 Providence & Worcester Railroad                                3,600                  46,440
 RailAmerica /1/                                               75,700                  89,704
                                                                                    2,669,664
                                                Shares

                                                Held                                 Value

-----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORT-SERVICES (0.48%)
                                                                                 $
 Offshore Logistics /1/                                        41,900               1,424,600
TRANSPORT-TRUCK (0.32%)
 Allied Holdings /1/                                            1,900                     456
 Covenant Transport /1/                                           600                   6,390
 Landstar System                                                6,675                 257,121
 Marten Transport /1/                                           6,700                 178,019
 P.A.M. Transportation Services /1/                            14,700                 249,312
 Patriot Transportation Holding /1/                               300                  21,045
 SCS Transportation /1/                                         7,093                 141,718
 Transport Corp. of America /1/                                 9,000                  86,760
                                                                                      940,821
TRAVEL SERVICES (0.17%)
 Ambassadors International                                     11,949                 162,626
 Navigant International /1/ /2/                                 3,100                  35,960
 Pegasus Solutions /1/                                         37,300                 316,304
                                                                                      514,890
VITAMINS & NUTRITION PRODUCTS (0.12%)
 Natrol /1/                                                     7,900                  18,960
 Omega Protein /1/                                             46,300                 328,267
                                                                                      347,227
WATER (0.25%)
 PICO Holdings /1/                                             22,300                 748,834
WEB HOSTING & DESIGN (0.04%)
 Globix /1/                                                    27,800                  54,210
 Interland /1/                                                 17,208                  53,737
                                                                                      107,947
WIRE & CABLE PRODUCTS (0.22%)
 Belden CDT                                                    32,500                 647,724
WIRELESS EQUIPMENT (0.32%)
 CalAmp /1/                                                    40,700                 466,015
 Carrier Access /1/                                             3,800                  16,378
 EMS Technologies /1/                                          20,132                 329,561
 Powerwave Technologies /1/ /2/                                 4,829                  54,133
 REMEC                                                         19,322                  21,834
 Telular /1/ /2/                                                6,000                  20,220
 Tessco Technologies /1/                                        3,200                  47,200
                                                                                      955,341
                                                 TOTAL COMMON STOCKS              298,263,403





                                                Maturity

                                                Amount                               Value

-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (13.38%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $40,653,128; 02/15/26 -
  02/15/27) /3/                                           $39,860,373            $ 39,856,000
                                         TOTAL REPURCHASE AGREEMENTS               39,856,000
                                                                                 ------------
                               TOTAL PORTFOLIO INVESTMENTS (113.49%)              338,119,403
OTHER ASSETS AND LIABILITIES, NET (-13.49%)                                       (40,202,578)
                                          TOTAL NET ASSETS (100.00%)             $297,916,825
                                                                                 ---------------




See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                        PARTNERS SMALLCAP VALUE FUND II
                                OCTOBER 31, 2005


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 30,078,290
Unrealized Depreciation                       (17,315,445)
                                             ------------
Net Unrealized Appreciation (Depreciation)     12,762,845
Cost for federal income tax purposes         $325,356,558


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $ 96,238,806                     28.46%
 Consumer, Cyclical                  59,863,512                     17.71
 Industrial                          46,826,993                     13.85
 Consumer,
 Non-cyclical                        41,229,095                     12.19
 Communications                      31,347,301                      9.27
 Technology                          30,018,355                      8.88
 Basic Materials                     21,458,860                      6.35
 Energy                               7,721,848                      2.28
 Utilities                            1,972,153                      0.58
 Diversified                            994,895                      0.30
 Funds                                  447,585                      0.13
                TOTAL              $338,119,403                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP GROWTH FUND
                                OCTOBER 31, 2005

                                              Shares

                                              Held                               Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (96.29%)
ADVERTISING SERVICES (1.27%)
                                                                              $
 R.H. Donnelley /1/                                          2,960                182,721
 Ventiv Health /1/                                           8,510                214,792
                                                                                  397,513
AEROSPACE & DEFENSE (1.25%)
 Teledyne Technologies /1/                                  11,120                392,091
AEROSPACE & DEFENSE EQUIPMENT (1.59%)
 BE Aerospace /1/                                           15,470                280,471
 DRS Technologies                                            4,410                217,237
                                                                                  497,708
APPAREL MANUFACTURERS (1.22%)
 Guess? /1/                                                  8,550                231,876
 Quiksilver /1/                                             13,030                150,236
                                                                                  382,112
APPLICATIONS SOFTWARE (1.79%)
 Mapinfo /1/                                                 6,348                 78,017
 Progress Software /1/                                       8,830                274,966
 Verint Systems /1/                                          5,390                206,383
                                                                                  559,366
ATHLETIC EQUIPMENT (0.49%)
 Nautilus                                                    8,550                155,011
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.65%)
 Oshkosh Truck                                               4,650                202,554
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.57%)
 Tenneco Automotive /1/                                     10,740                177,425
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.57%)
 Commercial Vehicle Group /1/                                9,090                177,437
BEVERAGES-NON-ALCOHOLIC (0.77%)
 Hansen Natural /1/                                          4,750                239,970
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.49%)
 Eagle Materials                                             1,440                153,346
BUILDING PRODUCTS-LIGHT FIXTURES (0.73%)
 Genlyte Group /1/                                           4,490                228,855
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.70%)
 Champion Enterprises /1/                                   15,720                218,194
BUILDING-RESIDENTIAL & COMMERCIAL (0.94%)
 Meritage Homes /1/                                          2,180                135,749
 Technical Olympic USA                                       7,530                159,184
                                                                                  294,933
CELLULAR TELECOMMUNICATIONS (1.47%)
 Syniverse Holdings /1/                                     11,640                210,684
 Ubiquitel /1/                                              28,890                249,610
                                                                                  460,294
CIRCUIT BOARDS (0.54%)
 Park Electrochemical                                        6,730                168,923
COMMERCIAL BANKS (4.69%)
 Center Financial                                            7,760                196,638
 City Holding                                                3,614                132,417
 City National                                               1,590                116,674
                                              Shares

                                              Held                               Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                              $
 East West Bancorp                                           6,270                240,078
 First Midwest Bancorp                                       6,030                229,261
 Vineyard National Bancorp.                                  5,980                175,094
 Wilshire Bancorp.                                           9,260                151,216
 Wintrust Financial                                          4,210                225,993
                                                                                1,467,371
COMMERCIAL SERVICE-FINANCE (1.21%)
 Euronet Worldwide /1/                                       8,520                239,412
 Wright Express /1/                                          6,400                138,112
                                                                                  377,524
COMMERCIAL SERVICES (0.75%)
 Steiner Leisure Ltd. /1/                                    6,930                236,244
COMMUNICATIONS SOFTWARE (0.68%)
 Witness Systems /1/                                        10,950                214,620
COMPUTER AIDED DESIGN (0.60%)
 Parametric Technology /1/                                  29,110                189,506
COMPUTER SERVICES (2.03%)
 Anteon International /1/                                    4,480                202,496
 FactSet Research Systems                                    4,500                157,815
 Perot Systems /1/                                          19,950                276,507
                                                                                  636,818
COMPUTERS-INTEGRATED SYSTEMS (1.61%)
 Micros Systems /1/                                          4,810                220,875
 MTS Systems                                                 3,930                157,043
 NCI /1/                                                    10,401                125,852
                                                                                  503,770
COMPUTERS-MEMORY DEVICES (0.53%)
 Komag /1/                                                   6,190                166,016
CONSULTING SERVICES (0.50%)
 Huron Consulting Group /1/                                  5,848                155,264
CONSUMER PRODUCTS-MISCELLANEOUS (0.55%)
 Central Garden & Pet /1/                                    4,050                173,623
CONTAINERS-METAL & GLASS (0.68%)
 Silgan Holdings                                             6,620                212,965
COSMETICS & TOILETRIES (0.50%)
 Parlux Fragrances /1/                                       6,780                157,025
DATA PROCESSING & MANAGEMENT (0.73%)
 Global Payments                                             5,352                229,333
DENTAL SUPPLIES & EQUIPMENT (0.70%)
 Sybron Dental Specialties /1/                               5,125                219,862
DIAGNOSTIC EQUIPMENT (0.57%)
 Immucor /1/                                                 6,830                177,034
DIAGNOSTIC KITS (1.39%)
 Biosite /1/                                                 3,080                170,109
 Dade Behring Holdings                                       3,820                137,558
 Diagnostic Products                                         3,000                126,300
                                                                                  433,967
                                              Shares

                                              Held                               Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DISTRIBUTION-WHOLESALE (2.34%)
                                                                              $
 Aviall /1/                                                  4,300                135,665
 SCP Pool                                                    7,090                255,027
 WESCO International /1/                                     8,600                341,850
                                                                                  732,542
DRUG DELIVERY SYSTEMS (0.39%)
 Nastech Pharmaceutical /1/                                  9,080                121,127
E-SERVICES-CONSULTING (1.45%)
 Digital Insight /1/                                         7,070                210,898
 Websense /1/                                                4,140                244,591
                                                                                  455,489
ELECTRONIC COMPONENTS-SEMICONDUCTOR (2.08%)
 DSP Group /1/                                               8,190                201,310
 Ikanos Communications /1/                                   5,919                 93,284
 Microsemi /1/                                               9,100                210,847
 ON Semiconductor /1/                                       31,350                145,464
                                                                                  650,905
ELECTRONIC CONNECTORS (0.74%)
 Thomas & Betts /1/                                          5,990                233,131
ELECTRONIC DESIGN AUTOMATION (0.50%)
 Ansoft /1/                                                  4,870                155,840
ELECTRONIC MEASUREMENT INSTRUMENTS (1.39%)
 Itron /1/                                                   6,030                262,064
 Trimble Navigation /1/                                      6,000                173,220
                                                                                  435,284
ELECTRONIC PARTS DISTRIBUTION (0.85%)
 Arrow Electronics /1/                                       9,020                266,180
ENTERPRISE SOFTWARE & SERVICE (0.81%)
 Hyperion Solutions /1/                                      3,410                164,907
 Packeteer /1/                                              11,429                 90,175
                                                                                  255,082
FOOTWEAR & RELATED APPAREL (0.46%)
 Wolverine World Wide                                        6,940                145,393
HUMAN RESOURCES (1.93%)
 Kenexa /1/                                                  9,962                166,664
 Korn/Ferry International /1/                               10,120                174,267
 Labor Ready /1/                                            11,229                262,197
                                                                                  603,128
INTERNET APPLICATION SOFTWARE (0.58%)
 WebEx Communications /1/                                    7,870                180,302
INTERNET INFRASTRUCTURE SOFTWARE (0.57%)
 TIBCO Software /1/                                         23,329                177,067
INTIMATE APPAREL (0.57%)
 Warnaco Group /1/                                           7,880                178,718
LASERS-SYSTEMS & COMPONENTS (0.46%)
 Rofin-Sinar Technologies /1/                                3,890                143,385
MACHINERY-CONSTRUCTION & MINING (2.19%)
 Astec Industries /1/                                        6,760                191,713
 JLG Industries                                              7,350                281,946
                                              Shares

                                              Held                               Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MACHINERY-CONSTRUCTION & MINING (CONTINUED)
                                                                              $
 Joy Global                                                  4,595                210,773
                                                                                  684,432
MACHINERY-GENERAL INDUSTRY (0.80%)
 Gardner Denver /1/                                          5,170                251,262
MEDICAL IMAGING SYSTEMS (1.58%)
 IRIS International /1/                                     12,640                296,408
 Merge Technologies /1/                                      8,600                198,402
                                                                                  494,810
MEDICAL INFORMATION SYSTEM (0.61%)
 Per-Se Technologies /1/                                     8,640                192,067
MEDICAL INSTRUMENTS (1.11%)
 Conmed /1/                                                  6,880                164,983
 Symmetry Medical /1/                                        8,267                183,031
                                                                                  348,014
MEDICAL LASER SYSTEMS (0.50%)
 Laserscope /1/                                              5,820                157,198
MEDICAL PRODUCTS (1.88%)
 American Medical Systems Holding /1/                       12,560                205,356
 PolyMedica                                                  5,890                194,429
 Syneron Medical /1/                                         5,300                190,482
                                                                                  590,267
MEDICAL-BIOMEDICAL/GENE (2.82%)

 Immunogen /1/                                              18,910                105,896
 Incyte /1/                                                 21,780                108,682
 Lexicon Genetics /1/                                       22,020                 87,860
 Myriad Genetics /1/                                         6,230                120,737
 Nektar Therapeutics /1/                                     9,030                135,992
 Neurochem /1/                                              12,910                196,878
 Serologicals /1/                                            6,480                126,230
                                                                                  882,275
MEDICAL-DRUGS (2.26%)
 Cephalon /1/                                                6,430                293,144
 Cubist Pharmaceuticals /1/                                  6,360                128,536
 DUSA Pharmaceuticals /1/                                   16,470                162,723
 Salix Pharmaceuticals /1/                                   6,900                123,786
                                                                                  708,189
MEDICAL-HMO (0.59%)
 Sierra Health Services /1/                                  2,453                183,975
MEDICAL-HOSPITALS (0.73%)
 LifePoint Hospitals /1/                                     2,560                100,096
 United Surgical Partners International /1/                  3,595                128,881
                                                                                  228,977
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.88%)
 Amedisys /1/                                                7,180                274,348
METAL PROCESSORS & FABRICATION (0.38%)
 Commercial Metals                                           3,790                120,484
NETWORKING PRODUCTS (1.72%)
 Anixter International                                       5,490                203,569
 Ixia /1/                                                   10,470                132,132
                                              Shares

                                              Held                               Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
NETWORKING PRODUCTS (CONTINUED)
                                                                              $
 NETGEAR /1/                                                10,440                204,102
                                                                                  539,803
NON-HAZARDOUS WASTE DISPOSAL (0.65%)
 Waste Connections /1/                                       6,140                204,892
OFFICE SUPPLIES & FORMS (0.85%)
 John H. Harland                                             6,430                267,424
OIL & GAS DRILLING (1.44%)
 Grey Wolf /1/                                              30,820                236,698
 Todco                                                       4,820                215,695
                                                                                  452,393
OIL COMPANY-EXPLORATION & PRODUCTION (2.56%)
 Cimarex Energy /1/                                          2,540                 99,720
 Denbury Resources /1/                                       4,160                181,501
 Energy Partners /1/                                         6,630                168,203
 Remington Oil & Gas /1/                                     3,890                136,150
 St. Mary Land & Exploration                                 6,340                215,624
                                                                                  801,198
OIL REFINING & MARKETING (0.42%)
 Alon USA Energy /1/                                         6,689                130,435
OIL-FIELD SERVICES (2.80%)
 Cal Dive International /1/                                  3,410                209,851
 Oil States International /1/                                8,980                297,238
 RPC                                                         8,320                228,467
 Superior Energy Services /1/                                6,920                141,030
                                                                                  876,586
PHYSICAL THERAPY & REHABILITATION CENTERS (0.56%)
 PainCare Holdings /1/                                      48,560                174,330
PHYSICIAN PRACTICE MANAGEMENT (0.65%)
 Pediatrix Medical Group /1/                                 2,637                203,207
POULTRY (0.46%)
 Sanderson Farms                                             4,210                145,287
PRINTING-COMMERCIAL (0.59%)
 Consolidated Graphics /1/                                   4,780                186,372
PROPERTY & CASUALTY INSURANCE (0.81%)
 Zenith National Insurance                                   5,670                255,263
PUBLICLY TRADED INVESTMENT FUND (1.52%)
 iShares Nasdaq Biotechnology Index Fund /1/                 6,430                475,241
REINSURANCE (0.47%)
 Max Re Capital                                              6,170                147,525
RESEARCH & DEVELOPMENT (0.57%)
 PRA International /1/                                       6,712                178,271
RESORTS & THEME PARKS (0.58%)
 Bluegreen /1/                                              12,070                183,102
RESPIRATORY PRODUCTS (0.36%)
 Respironics /1/                                             3,130                112,273
RETAIL-APPAREL & SHOE (3.09%)
 Burlington Coat Factory Warehouse                           3,500                134,960
                                              Shares

                                              Held                               Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (CONTINUED)
                                                                              $
 Children's Place Retail Stores /1/                          3,470                148,967
 DSW /1/                                                     8,212                170,974
 Men's Wearhouse /1/                                         5,410                133,627
 Stage Stores /1/                                            5,188                143,811
 Too /1/                                                     8,260                234,667
                                                                                  967,006
RETAIL-AUTOMOBILE (0.56%)
 Rush Enterprises /1/                                       11,700                176,202
RETAIL-DISCOUNT (0.43%)
 Tuesday Morning                                             5,670                136,023
RETAIL-RESTAURANTS (1.86%)
 California Pizza Kitchen /1/                                7,190                230,152
 Denny's /1/                                                37,531                150,124
 Sonic /1/                                                   6,940                200,843
                                                                                  581,119
RETAIL-SPORTING GOODS (0.44%)
 Sports Authority /1/                                        4,920                136,973
SCHOOLS-DAY CARE (0.58%)
 Bright Horizons Family Solutions /1/                        4,540                181,464
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.56%)
 Emulex /1/                                                  9,460                175,105
SEMICONDUCTOR EQUIPMENT (0.96%)
 ADE /1/                                                     5,670                115,668
 ATMI /1/                                                    6,770                184,889
                                                                                  300,557
STEEL PIPE & TUBE (0.71%)
 NS Group /1/                                                6,420                222,196
STEEL PRODUCERS (0.98%)
 Carpenter Technology                                        2,310                139,293
 Reliance Steel & Aluminum                                   2,940                167,639
                                                                                  306,932
TELECOMMUNICATION EQUIPMENT (0.48%)
 CommScope /1/                                               7,630                148,938
THERAPEUTICS (1.05%)
 DOV Pharmaceutical /1/                                      7,660                118,960
 MGI Pharma /1/                                              5,980                112,185
 NeoPharm /1/                                               10,200                 98,022
                                                                                  329,167
TRANSACTIONAL SOFTWARE (0.61%)
 Transaction Systems Architects /1/                          7,080                191,231
TRANSPORT-AIR FREIGHT (0.65%)
 ABX Air /1/                                                25,410                203,026
TRANSPORT-MARINE (0.30%)
 Knightsbridge Tankers                                       3,310                 93,905
TRANSPORT-SERVICES (0.63%)
 HUB Group /1/                                               5,440                197,853
TRANSPORT-TRUCK (0.79%)
 Old Dominion Freight Line /1/                               6,980                247,022
                                              Shares

                                              Held                               Value

------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
WIRE & CABLE PRODUCTS (0.39%)
                                                                              $
 General Cable /1/                                           7,429                120,721
                                              TOTAL COMMON STOCKS              30,155,587

                                              Principal

                                              Amount                             Value

------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.25%)
FINANCE-OTHER SERVICES (3.25%)
 Investment in Joint Trading Account;
  HSBC Funding
                                                         $                    $
  4.04%; 11/01/05                                        1,016,325              1,016,325
                                           TOTAL COMMERCIAL PAPER               1,016,325
                                                                              -----------

                             TOTAL PORTFOLIO INVESTMENTS (99.54%)              31,171,912
OTHER ASSETS AND LIABILITIES, NET (0.46%)                                         143,870
                                       TOTAL NET ASSETS (100.00%)             $31,315,782
                                                                              -------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                              SMALLCAP GROWTH FUND
                                OCTOBER 31, 2005


/1 /Non-income producing security.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 3,297,309
Unrealized Depreciation                       (1,347,726)
                                             -----------
Net Unrealized Appreciation (Depreciation)     1,949,583
Cost for federal income tax purposes         $29,222,329


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                    Percentage of
                                                              Total Value
----------------------------------------------------------------------------------
 Consumer,
 Non-cyclical                      $ 8,674,242                     27.83%
 Industrial                          5,077,662                     16.29
 Consumer, Cyclical                  4,711,117                     15.11
 Technology                          4,420,216                     14.18
 Financial                           2,886,485                      9.26
 Communications                      2,359,405                      7.57
 Energy                              2,260,612                      7.25
 Funds                                 475,241                      1.52
 Basic Materials                       306,932                      0.99
                TOTAL              $31,171,912                    100.00%
                                 -----------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          SMALLCAP S&P 600 INDEX FUND
                                OCTOBER 31, 2005

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COMMON STOCKS (99.09%)
ADVANCED MATERIALS & PRODUCTS (0.18%)
                                                                                  $
 Ceradyne /1/                                                   11,493                 450,526
AEROSPACE & DEFENSE (0.39%)
 Esterline Technologies /1/                                     11,848                 446,077
 Teledyne Technologies /1/                                      15,597                 549,950
                                                                                       996,027
AEROSPACE & DEFENSE EQUIPMENT (1.38%)
 AAR /1/                                                        15,254                 242,996
 Armor Holdings /1/                                             13,750                 614,762
 Curtiss-Wright                                                 10,145                 581,816
 DRS Technologies                                               13,055                 643,089
 GenCorp /2/                                                    25,608                 469,651
 Kaman                                                          10,697                 250,631
 Moog /1/                                                       16,082                 476,831
 Triumph Group /1/                                               7,445                 259,384
                                                                                     3,539,160
AGRICULTURAL OPERATIONS (0.16%)
 Delta & Pine Land                                              16,916                 422,054
AIRLINES (0.43%)
 Frontier Airlines /1/                                          16,930                 159,988
 Mesa Air Group /1/ /2/                                         13,535                 152,675
 Skywest                                                        27,073                 793,510
                                                                                     1,106,173
APPAREL MANUFACTURERS (0.91%)
 Ashworth /1/                                                    6,545                  46,011
 Gymboree /1/ /2/                                               14,671                 259,677
 Haggar                                                          2,552                  72,732
 Kellwood                                                       13,032                 285,531
 Oxford Industries                                               6,560                 323,080
 Phillips-Van Heusen                                            17,077                 485,840
 Quiksilver /1/                                                 54,898                 632,974
 Russell                                                        15,505                 209,783
                                                                                     2,315,628
APPLIANCES (0.01%)
 Fedders /2/                                                    10,990                  25,277
APPLICATIONS SOFTWARE (0.71%)
 EPIQ Systems /1/ /2/                                            5,957                 113,481
 Keane /1/ /2/                                                  21,941                 247,933
 Mapinfo /1/                                                     9,675                 118,906
 MRO Software /1/                                               10,097                 165,389
 Progress Software /1/                                          18,579                 578,550
 Serena Software /1/                                            13,477                 295,011
 SS&C Technologies                                               8,039                 288,118
                                                                                     1,807,388
ATHLETIC EQUIPMENT (0.11%)
 Nautilus /2/                                                   15,701                 284,659
ATHLETIC FOOTWEAR (0.14%)
 K-Swiss                                                        12,110                 368,749
AUDIO & VIDEO PRODUCTS (0.05%)
 Audiovox /1/                                                    8,892                 126,355
AUTO REPAIR CENTERS (0.05%)
 Midas /1/ /2/                                                   5,912                 115,639
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COMMON STOCKS (CONTINUED)
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.66%)
                                                                                  $
 ASV /1/ /2/                                                     8,295                 193,605
 Oshkosh Truck                                                  34,318               1,494,892
                                                                                     1,688,497
AUTO-TRUCK TRAILERS (0.11%)
 Wabash National                                                14,626                 269,265
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (0.08%)
 Superior Industries International /2/                          10,710                 217,949
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (0.02%)
 Standard Motor Products /2/                                     5,944                  49,692
BATTERIES & BATTERY SYSTEMS (0.10%)
 Greatbatch /1/                                                 10,116                 263,623
BEVERAGES-NON-ALCOHOLIC (0.12%)
 Hansen Natural /1/ /2/                                          5,894                 297,765
BROADCASTING SERVICES & PROGRAMMING (0.04%)
 4 Kids Entertainment /1/                                        6,122                 104,441
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.61%)
 Drew Industries /1/                                             6,973                 201,171
 ElkCorp                                                         8,451                 267,305
 NCI Building Systems /1/                                        9,924                 408,174
 Simpson Manufacturing                                          17,080                 673,977
                                                                                     1,550,627
BUILDING & CONSTRUCTION-MISCELLANEOUS (0.09%)
 Insituform Technologies /1/                                    12,580                 225,937
BUILDING PRODUCTS-AIR & HEATING (0.29%)
 Lennox International                                           26,333                 734,427
BUILDING PRODUCTS-CEMENT & AGGREGATE (0.70%)
 Florida Rock Industries                                        22,068               1,255,669
 Texas Industries                                               10,615                 526,504
                                                                                     1,782,173
BUILDING PRODUCTS-DOORS & WINDOWS (0.08%)
 Apogee Enterprises                                             13,023                 213,317
BUILDING PRODUCTS-WOOD (0.16%)
 Universal Forest Products                                       7,531                 416,766
BUILDING-MAINTENANCE & SERVICE (0.23%)
 ABM Industries /2/                                             18,031                 356,653
 Healthcare Services Group                                      13,012                 242,544
                                                                                       599,197
BUILDING-MOBILE HOME & MANUFACTURED HOUSING (0.62%)
 Champion Enterprises /1/                                       35,444                 491,963
 Coachmen Industries                                             6,667                  79,404
 Fleetwood Enterprises /1/ /2/                                  26,431                 292,062
 Monaco Coach /2/                                               12,430                 152,516
 Skyline /2/                                                     3,181                 126,445
 Winnebago Industries /2/                                       15,409                 451,792
                                                                                     1,594,182
BUILDING-RESIDENTIAL & COMMERCIAL (1.94%)
 M/I Homes                                                       5,829                 261,722
 MDC Holdings                                                   15,161               1,040,044
 Meritage Homes /1/                                             10,732                 668,282
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COMMON STOCKS (CONTINUED)
BUILDING-RESIDENTIAL & COMMERCIAL (CONTINUED)
                                                                                  $
 NVR /1/                                                         2,570               1,761,735
 Standard-Pacific                                               31,791               1,226,497
                                                                                     4,958,280
CASINO HOTELS (0.20%)
 Aztar /1/ /2/                                                  16,668                 501,207
CASINO SERVICES (0.16%)
 Shuffle Master /1/ /2/                                         16,308                 413,571
CHEMICALS-DIVERSIFIED (0.18%)
 Georgia Gulf                                                   15,966                 464,611
CHEMICALS-FIBERS (0.02%)
 Wellman                                                         8,048                  52,634
CHEMICALS-PLASTICS (0.21%)
 A. Schulman /2/                                                14,324                 292,353
 PolyOne /1/                                                    43,004                 248,133
                                                                                       540,486
CHEMICALS-SPECIALTY (0.57%)
 Arch Chemicals                                                 11,065                 290,678
 H.B. Fuller                                                    13,479                 403,966
 MacDermid                                                      11,700                 327,600
 OM Group /1/ /2/                                               13,377                 213,764
 OMNOVA Solutions /1/                                           19,101                  85,954
 Penford                                                         4,130                  53,855
 Quaker Chemical                                                 4,546                  72,236
                                                                                     1,448,053
CIRCUIT BOARDS (0.12%)
 Park Electrochemical                                            9,363                 235,011
 SBS Technologies /1/                                            7,323                  71,473
                                                                                       306,484
COAL (0.56%)
 Massey Energy /2/                                              35,975               1,441,518
COFFEE (0.08%)
 Peets Coffee & Tea /1/ /2/                                      6,511                 216,621
COLLECTIBLES (0.07%)
 Action Performance /2/                                          8,693                 106,576
 Department 56 /1/                                               6,454                  70,349
                                                                                       176,925
COMMERCIAL BANKS (5.53%)
 Amegy Bancorp.                                                 33,115                 765,950
 Central Pacific Financial                                      14,233                 513,811
 Chittenden                                                     21,750                 625,747
 Community Bank System                                          14,165                 336,419
 East West Bancorp                                              26,145               1,001,092
 First Bancorp. /2/                                             37,823                 431,939
 First Midwest Bancorp                                          21,240                 807,545
 First Republic Bank                                            10,742                 407,229
 Fremont General                                                30,617                 664,083
 Gold Banc                                                      18,089                 268,079
 Hudson United Bancorp                                          20,802                 862,659
 Irwin Financial                                                 8,284                 172,887
 Nara Bancorp.                                                   9,204                 165,948
 PrivateBancorp /2/                                              8,135                 276,346
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COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
                                                                                  $
 Prosperity Bancshares                                          10,066                 306,912
 Provident Bankshares                                           15,404                 536,983
 Republic Bancorp. /2/                                          32,325                 441,236
 South Financial Group                                          34,847                 960,732
 Sterling Bancshares                                            21,220                 313,844
 Susquehanna Bancshares                                         21,868                 504,932
 TrustCo Bank /2/                                               35,124                 453,100
 UCBH Holdings                                                  42,947                 747,278
 Umpqua Holdings                                                20,817                 553,732
 United Bankshares /2/                                          17,474                 637,801
 Whitney Holding                                                29,602                 799,254
 Wintrust Financial                                             11,082                 594,882
                                                                                    14,150,420
COMMERCIAL SERVICE-FINANCE (0.33%)
 Coinstar /1/ /2/                                               11,933                 302,859
 iPayment /1/                                                    5,811                 208,964
 NCO Group /1/                                                  15,038                 270,233
 PRG-Schultz International /1/                                  19,824                  17,445
 Rewards Network /1/                                             9,794                  52,790
                                                                                       852,291
COMMERCIAL SERVICES (0.53%)
 Arbitron                                                       14,780                 552,920
 Central Parking /2/                                             8,362                 125,263
 CPI                                                             3,206                  57,708
 Pre-Paid Legal Services /2/                                     4,771                 204,199
 Sourcecorp /1/                                                  7,337                 166,916
 StarTek                                                         5,272                  67,060
 Vertrue /1/ /2/                                                 4,560                 171,684
                                                                                     1,345,750
COMMUNICATIONS SOFTWARE (0.50%)
 Avid Technology /1/                                            19,339                 952,059
 Captaris /1/                                                   13,436                  48,369
 Digi International /1/                                          9,542                 101,241
 Inter-Tel /2/                                                   9,764                 180,732
                                                                                     1,282,401
COMPUTER AIDED DESIGN (0.22%)
 ANSYS /1/                                                      14,882                 554,503
COMPUTER SERVICES (0.72%)
 CACI International /1/                                         14,085                 768,196
 Carreker /1/                                                   10,038                  55,108
 CIBER /1/                                                      25,766                 164,387
 FactSet Research Systems                                       15,684                 550,038
 Manhattan Associates /1/ /2/                                   13,418                 298,014
                                                                                     1,835,743
COMPUTER SOFTWARE (0.03%)
 Phoenix Technologies /1/                                       11,691                  69,445
COMPUTERS-INTEGRATED SYSTEMS (1.03%)
 Agilysys                                                       14,219                 212,432
 Catapult Communications /1/ /2/                                 4,823                  88,213
 Kronos /1/                                                     14,842                 680,654
 Mercury Computer Systems /1/ /2/                                9,822                 186,520
 Micros Systems /1/                                             17,991                 826,147
 MTS Systems                                                     9,260                 370,029
 Radiant Systems /1/ /2/                                        10,566                 120,030
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COMMON STOCKS (CONTINUED)
COMPUTERS-INTEGRATED SYSTEMS (CONTINUED)
                                                                                  $
 RadiSys /1/                                                     9,448                 151,829
                                                                                     2,635,854
COMPUTERS-MEMORY DEVICES (0.12%)
 Hutchison Technology /1/ /2/                                   12,004                 297,699
COMPUTERS-PERIPHERAL EQUIPMENT (0.10%)
 Synaptics /1/ /2/                                              11,319                 262,940
COMPUTERS-VOICE RECOGNITION (0.15%)
 Talx                                                            9,888                 390,873
CONSULTING SERVICES (0.33%)
 Maximus                                                         8,935                 323,894
 Watson Wyatt                                                   19,543                 517,889
                                                                                       841,783
CONSUMER PRODUCTS-MISCELLANEOUS (0.38%)
 CNS                                                             6,569                 171,254
 Fossil /1/ /2/                                                 22,915                 358,849
 Russ Berrie /2/                                                 5,555                  74,937
 Spectrum Brands /1/                                            17,358                 359,310
                                                                                       964,350
CONTAINERS-PAPER & PLASTIC (0.07%)
 Chesapeake                                                      9,223                 185,751
DATA PROCESSING & MANAGEMENT (0.90%)
 eFunds /1/                                                     21,240                 438,181
 FileNet /1/                                                    19,391                 545,857
 Global Payments                                                30,758               1,317,980
                                                                                     2,302,018
DECISION SUPPORT SOFTWARE (0.07%)
 SPSS /1/                                                        7,515                 171,342
DENTAL SUPPLIES & EQUIPMENT (0.32%)
 Sybron Dental Specialties /1/                                  18,888                 810,295
DIAGNOSTIC EQUIPMENT (0.22%)
 Immucor /1/                                                    21,266                 551,215
DIAGNOSTIC KITS (0.77%)
 Biosite /1/ /2/                                                 8,076                 446,037
 Diagnostic Products                                            10,990                 462,679
 IDEXX Laboratories /1/                                         15,236               1,068,501
                                                                                     1,977,217
DIRECT MARKETING (0.14%)
 ADVO                                                           14,696                 362,991
DISPOSABLE MEDICAL PRODUCTS (0.15%)
 ICU Medical /1/ /2/                                             6,482                 226,287
 Merit Medical Systems /1/                                      12,619                 150,418
                                                                                       376,705
DISTRIBUTION-WHOLESALE (1.88%)
 Bell Microproducts /1/ /2/                                     13,737                  94,648
 Building Material Holding /2/                                   6,664                 566,507
 Hughes Supply                                                  31,225               1,044,476
 Owens & Minor                                                  18,665                 549,684
 ScanSource /1/ /2/                                              5,928                 335,762
 SCP Pool                                                       24,685                 887,919
 United Stationers /1/                                          15,580                 706,865
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COMMON STOCKS (CONTINUED)
DISTRIBUTION-WHOLESALE (CONTINUED)
                                                                                  $
 Watsco                                                         11,025                 626,551
                                                                                     4,812,412
DIVERSIFIED MANUFACTURING OPERATIONS (1.47%)
 A.O. Smith                                                      9,414                 304,825
 Acuity Brands                                                  20,816                 578,893
 Barnes Group                                                    8,076                 282,660
 EnPro Industries /1/ /2/                                        9,804                 273,532
 Griffon /1/ /2/                                                12,158                 267,476
 Lydall /1/                                                      7,566                  67,791
 Myers Industries                                               14,630                 167,075
 Roper Industries                                               40,056               1,510,111
 Standex International                                           5,204                 140,612
 Tredegar                                                       13,016                 163,872
                                                                                     3,756,847
DIVERSIFIED MINERALS (0.08%)
 AMCOL International                                            10,292                 209,133
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.37%)
 Chemed                                                         12,008                 577,345
 Viad                                                           10,461                 301,381
 Volt Information Sciences /1/                                   3,805                  71,534
                                                                                       950,260
DRUG DELIVERY SYSTEMS (0.06%)
 Noven Pharmaceuticals /1/ /2/                                  11,035                 155,483
E-COMMERCE-SERVICES (0.03%)
 Napster /1/ /2/                                                20,507                  74,235
E-MARKETING-INFORMATION (0.03%)
 MIVA /1/                                                       12,964                  72,209
E-SERVICES-CONSULTING (0.44%)
 Digital Insight /1/ /2/                                        15,939                 475,460
 Websense /1/                                                   11,182                 660,633
                                                                                     1,136,093
ELECTRIC PRODUCTS-MISCELLANEOUS (0.10%)
 Littelfuse /1/                                                 10,509                 257,576
ELECTRIC-INTEGRATED (1.28%)
 ALLETE                                                         14,038                 617,813
 Avista                                                         22,715                 397,967
 Central Vermont Public Service                                  5,746                  92,051
 CH Energy Group                                                 6,344                 295,313
 Cleco                                                          23,366                 495,359
 El Paso Electric /1/                                           22,442                 485,869
 Green Mountain Power                                            2,436                  79,657
 UIL Holdings                                                    6,054                 299,673
 UniSource Energy                                               16,244                 519,321
                                                                                     3,283,023
ELECTRONIC COMPONENTS-MISCELLANEOUS (0.80%)
 Bel Fuse                                                        5,424                 163,262
 Benchmark Electronics /1/                                      19,576                 549,890
 CTS                                                            17,069                 201,073
 Cubic /2/                                                       7,253                 119,022
 Daktronics /1/                                                  7,318                 158,142
 Methode Electronics                                            17,487                 179,416
 Planar Systems /1/ /2/                                          6,914                  61,673
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COMMON STOCKS (CONTINUED)
ELECTRONIC COMPONENTS-MISCELLANEOUS (CONTINUED)
                                                                                  $
 Rogers /1/                                                      7,607                 284,121
 Technitrol                                                     18,974                 319,143
                                                                                     2,035,742
ELECTRONIC COMPONENTS-SEMICONDUCTOR (0.78%)
 Actel /1/                                                      11,882                 165,754
 DSP Group /1/                                                  13,410                 329,618
 ESS Technology /1/                                             16,582                  47,922
 Kopin /1/                                                      32,281                 182,388
 Microsemi /1/                                                  29,338                 679,761
 Skyworks Solutions /1/                                         74,134                 397,358
 Supertex /1/                                                    5,430                 198,955
                                                                                     2,001,756
ELECTRONIC MEASUREMENT INSTRUMENTS (0.90%)
 Analogic                                                        6,424                 300,643
 Flir Systems /1/                                               32,571                 682,688
 Itron /1/                                                      11,316                 491,793
 Keithley Instruments                                            6,693                 107,423
 Trimble Navigation /1/                                         25,087                 724,262
                                                                                     2,306,809
ELECTRONICS-MILITARY (0.39%)
 EDO                                                             6,894                 199,237
 Engineered Support Systems                                     19,556                 791,040
                                                                                       990,277
ENERGY-ALTERNATE SOURCES (0.24%)
 Headwaters /1/                                                 19,454                 619,415
ENGINEERING-RESEARCH & DEVELOPMENT SERVICES (0.49%)
 EMCOR Group /1/                                                 7,269                 443,409
 URS /1/                                                        20,006                 808,843
                                                                                     1,252,252
ENGINES-INTERNAL COMBUSTION (0.30%)
 Briggs & Stratton                                              24,147                 772,221
ENTERPRISE SOFTWARE & SERVICE (0.53%)
 Hyperion Solutions /1/                                         18,769                 907,669
 JDA Software Group /1/                                         13,353                 215,918
 ManTech International /1/                                       8,316                 230,353
                                                                                     1,353,940
ENTERTAINMENT SOFTWARE (0.53%)
 Take-Two Interactive Software /1/ /2/                          33,162                 684,796
 THQ /1/                                                        29,046                 673,286
                                                                                     1,358,082
ENVIRONMENTAL CONSULTING & ENGINEERING (0.16%)
 Tetra Tech /1/                                                 26,686                 412,032
FIDUCIARY BANKS (0.17%)
 Boston Private Financial Holdings                              15,226                 440,793
FILTRATION & SEPARATION PRODUCTS (0.26%)
 CLARCOR                                                        24,140                 663,850
FINANCE-CONSUMER LOANS (0.10%)
 World Acceptance /1/ /2/                                        8,721                 245,409
FINANCE-INVESTMENT BANKER & BROKER (0.43%)
 Investment Technology Group /1/                                19,689                 640,090
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COMMON STOCKS (CONTINUED)
FINANCE-INVESTMENT BANKER & BROKER (CONTINUED)
                                                                                  $
 Piper Jaffray /1/                                               9,366                 321,722
 SWS Group                                                       7,327                 129,761
                                                                                     1,091,573
FINANCE-LEASING COMPANY (0.12%)
 Financial Federal                                               8,170                 311,931
FIREARMS & AMMUNITION (0.03%)
 Sturm Ruger                                                    10,076                  73,857
FOOD-BAKING (0.28%)
 Flowers Foods                                                  24,395                 714,773
FOOD-CANNED (0.15%)
 TreeHouse Foods /1/                                            14,416                 372,509
FOOD-MISCELLANEOUS/DIVERSIFIED (0.83%)
 American Italian Pasta /2/                                      8,628                  55,651
 Corn Products International                                    35,018                 833,778
 Hain Celestial Group /1/                                       14,249                 275,291
 J & J Snack Foods                                               3,160                 178,256
 Lance                                                          14,030                 245,946
 Ralcorp Holdings                                               13,888                 540,243
                                                                                     2,129,165
FOOD-RETAIL (0.09%)
 Great Atlantic & Pacific Tea /1/ /2/                            8,405                 236,096
FOOD-WHOLESALE & DISTRIBUTION (0.47%)
 Nash Finch /2/                                                  5,995                 186,205
 Performance Food Group /1/ /2/                                 17,522                 483,432
 United Natural Foods /1/ /2/                                   19,212                 540,049
                                                                                     1,209,686
FOOTWEAR & RELATED APPAREL (0.31%)
 Stride Rite                                                    16,979                 221,067
 Wolverine World Wide                                           26,957                 564,749
                                                                                       785,816
FORESTRY (0.10%)
 Deltic Timber /2/                                               5,733                 263,718
GARDEN PRODUCTS (0.28%)
 Toro                                                           19,684                 718,663
GAS-DISTRIBUTION (2.84%)
 Atmos Energy                                                   37,608                 989,091
 Cascade Natural Gas                                             5,329                 109,777
 Energen                                                        34,299               1,289,643
 Laclede Group                                                   9,896                 295,890
 New Jersey Resources                                           12,868                 555,383
 Northwest Natural                                              12,906                 446,548
 Piedmont Natural Gas /2/                                       35,849                 848,187
 Southern Union /1/                                             45,868               1,078,815
 Southwest Gas                                                  17,934                 488,881
 UGI                                                            48,915               1,154,394
                                                                                     7,256,609
HEALTH CARE COST CONTAINMENT (0.03%)
 Hooper Holmes                                                  30,648                  88,573
HOME FURNISHINGS (0.37%)
 Bassett Furniture Industries                                    5,519                 103,316
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COMMON STOCKS (CONTINUED)
HOME FURNISHINGS (CONTINUED)
                                                                                  $
 Ethan Allen Interiors /2/ /3/                                  16,614                 561,886
 La-Z-Boy /2/                                                   24,247                 287,084
                                                                                       952,286
HOTELS & MOTELS (0.09%)
 Marcus /2/                                                     10,093                 221,642
HOUSEWARES (0.07%)
 Libbey                                                          6,525                  73,406
 National Presto Industries                                      2,204                  96,602
                                                                                       170,008
HUMAN RESOURCES (0.91%)
 Administaff                                                    10,271                 434,669
 CDI                                                             5,828                 160,678
 Cross Country Healthcare /1/                                    9,823                 178,484
 Gevity HR                                                      12,967                 333,771
 Heidrick & Struggles International /1/                          8,739                 282,095
 Labor Ready /1/                                                24,918                 581,835
 On Assignment /1/                                              11,854                 100,877
 Spherion /1/ /2/                                               28,453                 253,232
                                                                                     2,325,641
IDENTIFICATION SYSTEM-DEVELOPMENT (0.54%)
 Brady                                                          23,062                 663,494
 Checkpoint Systems /1/ /2/                                     17,748                 425,952
 Paxar /1/ /2/                                                  17,129                 294,105
                                                                                     1,383,551
INDUSTRIAL AUDIO & VIDEO PRODUCTS (0.09%)
 Sonic Solutions /1/ /2/                                        11,418                 218,541
INDUSTRIAL AUTOMATION & ROBOTS (0.28%)
 Cognex                                                         21,996                 628,646
 Gerber Scientific /1/                                          10,449                  82,651
                                                                                       711,297
INSTRUMENTS-CONTROLS (0.36%)
 Photon Dynamics /1/                                             7,950                 138,410
 Watts Water Technologies                                       11,871                 329,539
 Woodward Governor                                               4,615                 368,738
 X-Rite                                                          8,623                  88,731
                                                                                       925,418
INSTRUMENTS-SCIENTIFIC (0.27%)
 Dionex /1/ /2/                                                  9,497                 459,940
 FEI /1/ /2/                                                    11,659                 220,355
 Meade Instruments /1/                                           7,958                  21,009
                                                                                       701,304
INSURANCE BROKERS (0.24%)
 Hilb Rogal & Hobbs /2/                                         16,696                 625,265
INTERNET APPLICATION SOFTWARE (0.21%)
 Verity /1/                                                     17,594                 175,060
 WebEx Communications /1/                                       16,243                 372,127
                                                                                       547,187
INTERNET CONNECTIVE SERVICES (0.04%)
 PC-Tel /1/                                                      9,942                  91,964
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COMMON STOCKS (CONTINUED)
INTERNET SECURITY (0.27%)
                                                                                  $
 Internet Security Systems /1/                                  18,286                 450,384
 Secure Computing /1/                                           17,081                 204,630
 Zixit /1/ /2/                                                  13,203                  24,294
                                                                                       679,308
INTERNET TELEPHONY (0.20%)
 j2 Global Communications /1/ /2/                               11,458                 506,558
LASERS-SYSTEMS & COMPONENTS (0.51%)
 Coherent /1/                                                   14,574                 431,536
 Cymer /1/                                                      16,611                 578,893
 Electro Scientific Industries /1/ /2/                          13,416                 294,750
                                                                                     1,305,179
LEISURE & RECREATION PRODUCTS (0.24%)
 K2 /1/ /2/                                                     22,277                 223,438
 Multimedia Games /1/ /2/                                       12,700                 125,984
 WMS Industries /1/ /2/                                         10,670                 268,137
                                                                                       617,559
LIFE & HEALTH INSURANCE (0.55%)
 Delphi Financial Group                                         13,271                 621,614
 Presidential Life                                              10,045                 190,051
 UICI                                                           16,404                 592,513
                                                                                     1,404,178
LINEN SUPPLY & RELATED ITEMS (0.17%)
 Angelica                                                        4,341                  61,599
 G & K Services                                                  9,869                 373,936
                                                                                       435,535
MACHINERY TOOLS & RELATED PRODUCTS (0.17%)
 Regal Beloit                                                   13,614                 433,334
MACHINERY-CONSTRUCTION & MINING (0.45%)
 Astec Industries /1/                                            8,093                 229,517
 JLG Industries                                                 23,858                 915,193
                                                                                     1,144,710
MACHINERY-ELECTRICAL (0.13%)
 Baldor Electric                                                13,205                 320,882
MACHINERY-FARM (0.04%)
 Lindsay Manufacturing                                           5,391                 110,785
MACHINERY-GENERAL INDUSTRY (1.45%)
 Albany International /2/                                       14,891                 575,239
 Applied Industrial Technologies                                11,695                 385,350
 Gardner Denver /1/ /2/                                         12,083                 587,234
 Idex                                                           24,170                 967,284
 Manitowoc /2/                                                  14,096                 750,048
 Robbins & Myers /2/                                             5,414                 116,888
 Stewart & Stevenson Services                                   13,623                 325,045
                                                                                     3,707,088
MEDICAL INFORMATION SYSTEM (0.73%)
 Cerner /1/ /2/                                                 14,176               1,197,163
 Dendrite International /1/                                     19,968                 350,438
 NDCHealth                                                      16,945                 319,244
                                                                                     1,866,845
MEDICAL INSTRUMENTS (0.86%)
 Advanced Neuromodulation Systems /1/                            9,403                 573,489
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDICAL INSTRUMENTS (CONTINUED)
                                                                                  $
 ArthroCare /1/ /2/                                             11,559                 424,562
 Conmed /1/                                                     13,826                 331,547
 Datascope                                                       5,749                 182,646
 dj Orthopedics /1/                                             10,221                 297,227
 Kensey Nash /1/ /2/                                             4,672                 107,129
 SurModics /1/ /2/                                               7,274                 287,468
                                                                                     2,204,068
MEDICAL LASER SYSTEMS (0.28%)
 BioLase Technology                                             10,753                  71,830
 Laserscope /1/ /2/                                              9,343                 252,355
 LCA-Vision                                                      9,614                 403,884
                                                                                       728,069
MEDICAL PRODUCTS (2.01%)
 American Medical Systems Holding /1/                           32,423                 530,116
 Cooper                                                         20,678               1,423,473
 Cyberonics /1/ /2/                                             10,250                 307,705
 Haemonetics /1/                                                12,332                 597,485

 Invacare                                                       14,825                 500,937
 Mentor /2/                                                     17,565                 790,425
 Osteotech /1/                                                   8,050                  27,370
 PolyMedica                                                     11,280                 372,353
 Possis Medical /1/ /2/                                          8,088                  95,924
 Viasys Healthcare /1/                                          14,776                 352,999
 Vital Signs                                                     2,647                 124,356
                                                                                     5,123,143
MEDICAL-BIOMEDICAL/GENE (0.49%)
 Arqule /1/                                                     16,461                 117,532
 Cambrex                                                        12,360                 235,829
 CryoLife /1/                                                   10,070                  65,656
 Enzo Biochem /1/ /2/                                           12,785                 174,387
 Integra LifeSciences Holdings /1/ /2/                           8,558                 295,251
 Regeneron Pharmaceutical /1/                                   20,489                 256,317
 Savient Pharmaceuticals /1/                                    28,446                 106,673
                                                                                     1,251,645
MEDICAL-DRUGS (0.32%)
 Bradley Pharmaceuticals /1/ /2/                                 6,522                  78,525
 Medicis Pharmaceutical /2/                                     25,455                 750,922
                                                                                       829,447
MEDICAL-GENERIC DRUGS (0.19%)
 Alpharma                                                       19,451                 484,135
MEDICAL-HMO (0.66%)
 AMERIGROUP /1/                                                 24,037                 401,898
 Centene /1/ /2/                                                19,892                 400,824
 Sierra Health Services /1/                                     11,872                 890,400
                                                                                     1,693,122
MEDICAL-HOSPITALS (0.29%)
 United Surgical Partners International /1/                     20,667                 740,912
MEDICAL-OUTPATIENT & HOME MEDICAL CARE (0.41%)
 Amedisys /1/ /2/                                                7,305                 279,124
 Amsurg /1/                                                     13,870                 329,412
 Gentiva Health Services /1/ /2/                                10,898                 160,092
 Odyssey HealthCare /1/                                         16,175                 279,504
                                                                                     1,048,132
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
METAL PROCESSORS & FABRICATION (0.96%)
                                                                                  $
 Commercial Metals                                              27,203                 864,783
 Kaydon /2/                                                     13,168                 389,115
 Mueller Industries                                             17,134                 471,870
 Quanex                                                         11,826                 684,844
 Wolverine Tube /1/                                              7,045                  44,947
                                                                                     2,455,559
METAL PRODUCTS-DISTRIBUTION (0.06%)
 A.M. Castle /1/                                                 4,547                  90,622
 Lawson Products                                                 2,154                  73,559
                                                                                       164,181
METAL-ALUMINUM (0.08%)
 Century Aluminum /1/ /2/                                       10,683                 194,217
METAL-IRON (0.33%)
 Cleveland-Cliffs /2/                                           10,242                 835,133
MISCELLANEOUS INVESTING (3.38%)
 Acadia Realty Trust                                            14,717                 279,623
 Capital Automotive                                             19,275                 744,401
 Colonial Properties Trust                                      20,328                 888,537
 Commercial Net Lease Realty                                    25,217                 488,706
 Eastgroup Properties                                           10,302                 450,197
 Entertainment Properties Trust                                 12,110                 485,611
 Essex Property Trust                                           10,805                 971,153
 Glenborough Realty Trust                                       16,955                 324,349
 Kilroy Realty                                                  13,538                 760,159
 Lexington Corporate Properties Trust                           24,245                 528,056
 New Century Financial /2/                                      26,374                 814,165
 Parkway Properties                                              6,605                 310,501
 Shurgard Storage Centers                                       21,898               1,235,704
 Sovran Self Storage                                             7,711                 358,793
                                                                                     8,639,955
MISCELLANEOUS MANUFACTURERS (0.33%)
 AptarGroup                                                     16,392                 839,106
MULTI-LINE INSURANCE (0.14%)
 United Fire & Casualty /2/                                      7,964                 358,539
NETWORKING PRODUCTS (0.67%)
 Adaptec /1/ /3/                                                52,652                 216,400
 Aeroflex /1/ /2/                                               34,952                 316,665
 Anixter International                                          15,064                 558,573
 Black Box                                                       7,994                 320,719
 NETGEAR /1/                                                    15,274                 298,607
                                                                                     1,710,964
NON-FERROUS METALS (0.19%)
 Brush Engineered Materials /1/ /2/                              8,999                 135,705
 RTI International Metals /1/ /2/                               10,687                 358,228
                                                                                       493,933
NON-HAZARDOUS WASTE DISPOSAL (0.29%)
 Waste Connections /1/ /2/                                      21,968                 733,072
NON-HOTEL GAMBLING (0.14%)
 Pinnacle Entertainment /1/                                     19,097                 361,888
OFFICE AUTOMATION & EQUIPMENT (0.15%)
 Global Imaging Systems /1/ /2/                                 10,797                 384,481
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OFFICE FURNISHINGS-ORIGINAL (0.07%)
                                                                                  $
 Interface /1/                                                  22,363                 172,642
OFFICE SUPPLIES & FORMS (0.25%)
 John H. Harland                                                13,182                 548,239
 Standard Register                                               5,930                  90,136
                                                                                       638,375
OIL & GAS DRILLING (0.17%)
 Atwood Oceanics /1/                                             6,226                 438,435
OIL COMPANY-EXPLORATION & PRODUCTION (4.60%)
 Cabot Oil & Gas                                                22,907               1,048,912
 Cimarex Energy /1/                                             38,414               1,508,134
 Penn Virginia                                                   8,665                 471,029
 Petroleum Development /1/                                       7,765                 260,749
 Remington Oil & Gas /1/                                        11,000                 385,000
 Southwestern Energy /1/                                        38,394               2,785,101
 Spinnaker Exploration /1/                                      12,622                 777,263
 St. Mary Land & Exploration                                    26,419                 898,510
 Stone Energy /1/ /2/                                           12,605                 578,569
 Swift Energy /1/                                               13,383                 584,302
 Unit /1/                                                       21,463               1,124,661
 Vintage Petroleum                                              25,707               1,333,936
                                                                                    11,756,166
OIL FIELD MACHINERY & EQUIPMENT (0.76%)
 Carbo Ceramics                                                  9,240                 546,639
 Dril-Quip /1/                                                   3,442                 140,778
 Hydril /1/                                                      9,133                 605,883
 Lone Star Technologies /1/                                     14,043                 642,467
                                                                                     1,935,767
OIL REFINING & MARKETING (0.46%)
 Frontier Oil                                                   26,230                 967,363
 WD-40                                                           7,806                 214,899
                                                                                     1,182,262
OIL-FIELD SERVICES (1.27%)
 Cal Dive International /1/                                     18,145               1,116,643
 Oceaneering International /1/                                  12,283                 591,058
 Seacor Smit /1/                                                 9,645                 690,872
 Tetra Technologies /1/                                         15,958                 446,345
 W-H Energy Services /1/                                        13,154                 398,566
                                                                                     3,243,484
PAPER & RELATED PRODUCTS (0.45%)
 Buckeye Technologies /1/                                       15,481                 116,108
 Caraustar Industries /1/                                       13,470                 117,593
 Neenah Paper                                                    6,910                 200,736
 Pope & Talbot                                                   7,633                  66,712
 Rock-Tenn                                                      14,582                 202,252
 Schweitzer-Mauduit International                                7,110                 172,204
 Wausau Paper                                                   24,090                 263,786
                                                                                     1,139,391
PHYSICAL THERAPY & REHABILITATION CENTERS (0.07%)
 RehabCare Group /1/                                             7,856                 167,254
PHYSICIAN PRACTICE MANAGEMENT (0.58%)
 American Healthways /1/ /2/                                    15,522                 629,573
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PHYSICIAN PRACTICE MANAGEMENT (CONTINUED)
                                                                                  $
 Pediatrix Medical Group /1/                                    11,105                 855,751
                                                                                     1,485,324
POULTRY (0.09%)
 Sanderson Farms                                                 6,777                 233,874
POWER CONVERTER & SUPPLY EQUIPMENT (0.24%)
 Advanced Energy Industries /1/                                 13,233                 142,255
 Artesyn Technologies /1/ /2/                                   18,598                 163,476
 C&D Technologies                                               11,873                 108,401
 Magnetek /1/                                                   13,379                  42,411
 Vicor                                                           9,006                 151,751
                                                                                       608,294
PRINTING-COMMERCIAL (0.17%)
 Bowne                                                          15,955                 226,880
 Consolidated Graphics /1/                                       5,546                 216,239
                                                                                       443,119
PROPERTY & CASUALTY INSURANCE (1.92%)
 Infinity Property & Casualty                                    9,690                 360,662
 LandAmerica Financial Group                                     8,454                 533,955
 Philadelphia Consolidated Holding /1/                           8,629                 830,627
 ProAssurance /1/                                               14,500                 678,600
 RLI                                                            10,013                 538,199
 SCPIE Holdings /1/                                              4,666                  70,457
 Selective Insurance Group                                      13,286                 729,534
 Stewart Information Services /2/                                8,488                 432,294
 Zenith National Insurance                                      16,119                 725,677
                                                                                     4,900,005
PUBLICLY TRADED INVESTMENT FUND (4.53%)
 iShares S&P SmallCap 600 Index Fund /2/                       207,988              11,580,772
PUBLISHING-BOOKS (0.04%)
 Thomas Nelson                                                   5,082                 108,806
RECREATIONAL CENTERS (0.04%)
 Bally Total Fitness Holding /1/                                15,947                  91,376
RECREATIONAL VEHICLES (0.39%)
 Arctic Cat                                                      6,108                 114,403
 Polaris Industries                                             19,733                 889,761
                                                                                     1,004,164
RECYCLING (0.15%)
 Aleris International /1/                                       14,461                 375,408
RENTAL-AUTO & EQUIPMENT (0.16%)
 Aaron Rents                                                    20,990                 413,503
RESEARCH & DEVELOPMENT (0.78%)
 PAREXEL International /1/                                      12,431                 271,990
 Pharmaceutical Product Development /1/                         23,459               1,348,189
 SFBC International /1/ /2/                                      8,579                 365,809
                                                                                     1,985,988
RESPIRATORY PRODUCTS (0.96%)
 ResMed /1/                                                     32,938               1,255,926
 Respironics /1/                                                33,703               1,208,927
                                                                                     2,464,853
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-APPAREL & SHOE (1.87%)
                                                                                  $
 Brown Shoe                                                      8,617                 279,794
 Burlington Coat Factory Warehouse                               7,752                 298,917
 Cato                                                           14,669                 293,087
 Children's Place Retail Stores /1/ /2/                          9,993                 428,999
 Christopher & Banks /2/                                        16,778                 224,322
 Dress Barn /1/ /2/                                             10,359                 275,239
 Finish Line                                                    20,636                 322,747
 Genesco /1/                                                    10,646                 391,773
 Goody's Family Clothing /2/                                     9,297                  88,321
 Hot Topic /1/                                                  21,169                 315,206
 Jos. A. Bank Clothiers /1/                                      5,550                 226,495
 Men's Wearhouse /1/                                            25,223                 623,008
 Stage Stores /1/ /2/                                           12,823                 355,454
 Stein Mart                                                     12,511                 229,577
 Too /1/                                                        15,439                 438,622
                                                                                     4,791,561
RETAIL-AUTO PARTS (0.28%)
 PEP Boys-Manny, Moe & Jack                                     25,322                 349,444
 TBC /1/                                                        10,517                 363,783
                                                                                       713,227
RETAIL-AUTOMOBILE (0.23%)
 Group 1 Automotive /1/                                          9,964                 275,405
 Sonic Automotive                                               13,852                 306,268
                                                                                       581,673
RETAIL-BEDDING (0.35%)
 Linens 'N Things /1/ /2/                                       21,197                 532,892
 Select Comfort /1/ /2/                                         16,874                 369,541
                                                                                       902,433
RETAIL-COMPUTER EQUIPMENT (0.18%)
 Insight Enterprises /1/ /2/                                    22,774                 467,322
RETAIL-CONVENIENCE STORE (0.20%)
 Casey's General Stores                                         23,529                 507,756
RETAIL-DISCOUNT (0.27%)
 Fred's /2/                                                     18,648                 277,855
 ShopKo Stores /1/                                              14,152                 405,738
                                                                                       683,593
RETAIL-DRUG STORE (0.20%)
 Longs Drug Stores                                              12,497                 521,250
RETAIL-FABRIC STORE (0.08%)
 Hancock Fabrics /2/                                             8,953                  58,195
 Jo-Ann Stores /1/                                              10,848                 158,489
                                                                                       216,684
RETAIL-GARDENING PRODUCTS (0.30%)
 Tractor Supply /1/ /2/                                         15,573                 755,290
RETAIL-HOME FURNISHINGS (0.11%)
 Cost Plus /1/                                                  10,308                 158,331
 Haverty Furniture /2/                                          10,623                 130,025
                                                                                       288,356
RETAIL-JEWELRY (0.26%)
 Zale /1/                                                       23,959                 671,571
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RETAIL-MAIL ORDER (0.05%)
                                                                                  $
 J. Jill Group /1/                                               9,507                 120,739
RETAIL-MUSIC STORE (0.25%)
 Guitar Center /1/                                              12,160                 633,658
RETAIL-OFFICE SUPPLIES (0.14%)
 School Specialty /1/ /2/                                       10,706                 362,933
RETAIL-PAWN SHOPS (0.12%)
 Cash America International                                     13,685                 299,154
RETAIL-PETROLEUM PRODUCTS (0.16%)
 World Fuel Services                                            12,643                 403,312
RETAIL-RESTAURANTS (2.43%)
 CEC Entertainment /1/                                          16,410                 554,822
 IHOP                                                            9,130                 431,119
 Jack in the Box /1/                                            16,631                 493,941
 Landry's Restaurants /2/                                        7,768                 213,620
 Lone Star Steakhouse & Saloon                                   8,403                 216,881
 O'Charley's /1/                                                10,444                 143,187
 P.F. Chang's China Bistro /1/ /2/                              12,307                 562,922
 Panera Bread /1/                                               14,494                 857,900
 Papa John's International /1/ /2/                               5,694                 295,689
 RARE Hospitality International /1/                             15,900                 485,904
 Red Robin Gourmet Burgers /1/ /2/                               6,724                 324,299
 Ryan's Restaurant Group /1/ /2/                                19,616                 209,107
 Sonic /1/                                                      28,025                 811,043
 Steak N Shake /1/ /2/                                          13,039                 240,178
 Triarc                                                         25,357                 377,059
                                                                                     6,217,671
RETAIL-SPORTING GOODS (0.17%)
 Hibbett Sporting Goods /1/ /2/                                 16,710                 438,303
RETAIL-VIDEO RENTAL (0.03%)
 Movie Gallery /2/                                              11,990                  83,450
RETIREMENT & AGED CARE (0.21%)
 Sunrise Senior Living /1/ /2/                                  16,698                 540,013
SAVINGS & LOANS-THRIFTS (1.73%)
 Anchor BanCorp Wisconsin                                        8,776                 277,848
 BankAtlantic Bancorp                                           21,005                 291,759
 BankUnited Financial                                           12,469                 295,765
 Brookline Bancorp.                                             28,827                 405,019
 Commercial Federal                                             17,890                 611,838
 Dime Community Bancshares                                      13,043                 187,819
 Downey Financial                                                9,777                 595,908
 FirstFed Financial /1/ /2/                                      7,743                 414,173
 Flagstar Bancorp.                                              16,317                 218,974
 Franklin Bank /1/                                              10,938                 188,681
 MAF Bancorp /2/                                                12,887                 535,326
 Sterling Financial /1/                                         16,214                 405,999
                                                                                     4,429,109
SEISMIC DATA COLLECTION (0.30%)
 Input/Output /1/ /2/                                           32,894                 252,626
 Veritas DGC /1/                                                15,843                 510,303
                                                                                       762,929
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR COMPONENT-INTEGRATED CIRCUITS (0.34%)
                                                                                  $
 Exar /1/                                                       16,368                 206,073
 Pericom Semiconductor /1/                                      12,349                  98,051
 Power Integrations /1/                                         13,791                 291,128
 Standard Microsystems /1/                                       9,706                 274,389
                                                                                       869,641
SEMICONDUCTOR EQUIPMENT (1.14%)
 ATMI /1/                                                       17,635                 481,612
 Axcelis Technologies /1/                                       47,054                 204,685
 Brooks Automation /1/ /2/                                      34,840                 407,981
 Cohu                                                           10,180                 235,769
 Kulicke & Soffa Industries /1/ /2/                             24,308                 152,411
 Photronics /1/                                                 19,315                 347,670
 Rudolph Technologies /1/                                        6,652                  81,021
 Ultratech /1/ /2/                                              11,261                 155,177
 Varian Semiconductor Equipment Associates /1/                  17,410                 658,446
 Veeco Instruments /1/ /2/                                      12,471                 198,164
                                                                                     2,922,936
SOFTWARE TOOLS (0.07%)
 Altiris /1/                                                    10,746                 181,607
STEEL PIPE & TUBE (0.73%)
 Maverick Tube /1/ /2/                                          20,115                 622,760
 Shaw Group /1/                                                 36,928                 989,671
 Valmont Industries /2/                                          7,656                 249,356
                                                                                     1,861,787
STEEL PRODUCERS (0.78%)
 Carpenter Technology                                           10,202                 615,181
 Chaparral Steel /1/                                            10,673                 266,612
 Reliance Steel & Aluminum                                      12,959                 738,922
 Ryerson Tull /2/                                               11,801                 238,262
 Steel Technologies                                              5,201                 136,318
                                                                                     1,995,295
STEEL-SPECIALTY (0.04%)
 Material Sciences /1/                                           5,961                  90,607
STORAGE & WAREHOUSING (0.13%)
 Mobile Mini /1/ /2/                                             6,963                 325,033
SUPERCONDUCTOR PRODUCTION & SYSTEMS (0.14%)
 Intermagnetics General /1/ /2/                                 12,094                 346,493
TELECOMMUNICATION EQUIPMENT (0.32%)
 Applied Signal Technology                                       5,378                  92,286
 Comtech Telecommunications /1/                                  9,049                 347,120
 Ditech Communications /1/                                      15,072                  96,009
 Network Equipment Technologies /1/                             11,579                  57,779
 Symmetricom /1/ /2/                                            21,742                 173,284
 Tollgrade Communications /1/                                    6,160                  59,752
                                                                                       826,230
TELECOMMUNICATION EQUIPMENT-FIBER OPTICS (0.11%)
 C-COR.net /1/ /2/                                              22,383                 119,301
 Harmonic /1/ /2/                                               34,422                 158,686
                                                                                       277,987
TELECOMMUNICATION SERVICES (0.21%)
 Commonwealth Telephone Enterprises                             10,198                 366,006
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION SERVICES (CONTINUED)
                                                                                  $
 Intrado /1/ /2/                                                 8,299                 160,503
                                                                                       526,509
TELEPHONE-INTEGRATED (0.08%)
 General Communication /1/ /2/                                  21,878                 210,248
THERAPEUTICS (0.37%)
 Connetics /1/ /2/                                              16,368                 213,439
 MGI Pharma /1/                                                 36,120                 677,611
 Theragenics /1/                                                14,958                  45,023
                                                                                       936,073
TOBACCO (0.04%)
 Alliance One International                                     40,546                 100,960
TOYS (0.09%)
 Jakks Pacific /1/ /2/                                          12,493                 229,621
TRANSACTIONAL SOFTWARE (0.08%)
 Open Solutions /1/                                              9,223                 197,464
TRANSPORT-AIR FREIGHT (0.17%)
 EGL /1/ /2/                                                    15,101                 423,281
TRANSPORT-MARINE (0.24%)
 Kirby /1/ /2/                                                  11,785                 608,931
TRANSPORT-RAIL (0.33%)
 Kansas City Southern /1/ /2/                                   38,392                 850,767
TRANSPORT-SERVICES (0.28%)
 HUB Group /1/                                                   9,343                 339,805
 Offshore Logistics /1/                                         10,912                 371,008
                                                                                       710,813
TRANSPORT-TRUCK (1.27%)
 Arkansas Best                                                  11,897                 461,128
 Forward Air                                                    14,801                 524,695
 Heartland Express                                              21,089                 416,508
 Knight Transportation                                          17,827                 485,073
 Landstar System                                                27,399               1,055,409
 Old Dominion Freight Line /1/                                   8,837                 312,741
                                                                                     3,255,554
TRAVEL SERVICES (0.03%)
 Pegasus Solutions /1/                                           8,259                  70,036
VITAMINS & NUTRITION PRODUCTS (0.33%)
 Natures Sunshine Products                                       5,607                 108,496
 NBTY /1/                                                       26,100                 522,261
 USANA Health Sciences /1/ /2/                                   4,759                 209,491
                                                                                       840,248
WATER (0.10%)
 American States Water                                           7,854                 246,144
WIRE & CABLE PRODUCTS (0.17%)
 Belden CDT                                                     21,484                 428,176
WIRELESS EQUIPMENT (0.10%)
 Viasat /1/                                                     10,480                 259,799
                                                Shares

                                                Held                                  Value

------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
X-RAY EQUIPMENT (0.22%)
                                                                                  $
 Hologic /1/                                                    10,313                 571,959
                                                  TOTAL COMMON STOCKS              253,325,501

                                                Principal

                                                Amount                                Value

------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.62%)
FINANCE-MORTGAGE LOAN/BANKER (0.62%)
 Investment in Joint Trading Account; Federal
  Home Loan Bank
                                                           $                      $
  3.72%; 11/01/05                                            1,592,938               1,592,938
                                               TOTAL COMMERCIAL PAPER                1,592,938

                                                Maturity

                                                Amount                                Value

------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (19.97%)
  Morgan Stanley; 3.95%; dated 10/31/05
  maturing 11/01/05 (collateralized by U.S.
  Treasury Strips; $52,060,811; 02/15/26 -
  02/15/27) /4/                                            $51,045,600            $ 51,040,000
                                          TOTAL REPURCHASE AGREEMENTS               51,040,000
                                                                                  ------------

                                TOTAL PORTFOLIO INVESTMENTS (119.68%)              305,958,439
OTHER ASSETS AND LIABILITIES, NET (-19.68%)                                        (50,317,093)
                                           TOTAL NET ASSETS (100.00%)             $255,641,346
                                                                                  ---------------




See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                          SMALLCAP S&P 600 INDEX FUND
                                OCTOBER 31, 2005


   Contract                   Opening       Current      Unrealized
     Type       Commitment  Market Value  Market Value   Gain(Loss)
--------------------------------------------------------------------
FUTURES CONTRACTS
5 Russell 2000    Buy        $1,595,750    $1,623,000      $27,250
December 2005
Futures


/1 /Non-income producing security.
/2 /Security or a portion of the security was on loan at the end of the period. /3 /Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $244,960 or 0.10% of net assets.
/4 /Security was purchased with the cash proceeds from securities loans.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $ 50,812,661
Unrealized Depreciation                       (16,627,477)
                                             ------------
Net Unrealized Appreciation (Depreciation)     34,185,184
Cost for federal income tax purposes         $271,773,255


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $ 87,637,176                     28.49%
 Industrial                          47,546,340                     15.46
 Consumer, Cyclical                  43,892,214                     14.27
 Consumer,
 Non-cyclical                        43,039,332                     13.99
 Technology                          22,746,960                      7.40
 Energy                              21,787,837                      7.08
 Funds                               11,580,772                      3.76
 Utilities                           10,785,776                      3.51
 Basic Materials                      7,727,210                      2.51
 Communications                       7,621,884                      2.48
 Futures Contracts                    1,623,000                      0.53
 Government                           1,592,938                      0.52
                TOTAL              $307,581,439                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             ULTRA SHORT BOND FUND
                                OCTOBER 31, 2005

                                                          Principal
                                                           Amount                  Value
--------------------------------------------------------------------------------------------------
BONDS (95.82%)
ASSET BACKED SECURITIES (11.30%)
 Countrywide Asset Backed Certificates
                                                         $                      $
  4.31%; 10/25/34 /1/                                        300,000                300,333
  4.69%; 11/25/35 /1/                                      1,000,000              1,001,808
  4.70%; 12/25/35 /1/                                        875,000                876,590
  4.79%; 12/25/32 /1/                                        450,000                457,762
  5.04%; 06/25/35 /1/                                      1,000,000              1,003,774
  5.49%; 05/25/33 /1/                                      1,000,000              1,008,620
  5.50%; 10/25/35 /2/                                        575,613                573,162
 Master Asset Backed Securities Trust
  4.75%; 05/26/35 /2/ /3/                                    725,181                723,708
  4.91%; 12/25/34 /1/                                      1,000,000              1,002,797
 Park Place Securities
  3.47%; 12/25/34 /2/ /3/                                      5,217                  5,165
 Residential Asset Mortgage Products
  3.81%; 01/25/26                                            190,000                188,968
 Sail Net Interest Margin Notes
  4.75%; 07/27/35 /2/ /3/                                    691,834                690,382
  5.50%; 06/27/35 /2/ /3/                                    667,771                666,970
                                                                                  8,500,039
AUTO FLOOR PLAN ASSET BACKED SECURITIES (0.45%)
 CNH Wholesale Master Note Trust
  4.37%; 06/15/11 /1/                                        336,000                335,971
AUTO-CARS & LIGHT TRUCKS (0.66%)
 DaimlerChrysler Holding
  4.03%; 03/07/07 /1/                                        500,000                499,116
AUTO-MEDIUM & HEAVY DUTY TRUCKS (0.34%)
 Navistar International
  9.38%; 06/01/06                                            250,000                254,375
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS (0.33%)
 MacMillan Bloedel
  6.75%; 02/15/06                                            250,000                251,344
CABLE TV (0.77%)
 Cox Communications
  7.75%; 08/15/06                                            360,000                367,602
 EchoStar DBS
  9.13%; 01/15/09                                            200,000                210,000
                                                                                    577,602
CASINO HOTELS (0.20%)
 Mandalay Resort Group
  6.45%; 02/01/06                                            150,000                150,375
CELLULAR TELECOMMUNICATIONS (0.81%)
 AT&T Wireless Services
  7.35%; 03/01/06                                            350,000                353,035
 Rogers Wireless Communications
  7.00%; 12/15/10 /1/                                        250,000                258,750
                                                                                    611,785
CHEMICALS-SPECIALTY (0.07%)
 Millennium America
  7.00%; 11/15/06                                             50,000                 50,938



                                                          Principal
                                                           Amount                  Value
--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
COMMERCIAL MORTGAGE BACKED SECURITY (4.49%)
 ACT Depositors
                                                         $                      $
  4.30%; 09/22/41 /1/ /3/ /4/                                375,000                375,000
 Bear Stearns Alt-A Trust
  4.69%; 07/25/35 /1/                                      1,000,000              1,001,002
  4.69%; 08/25/35 /1/ /3/                                  1,002,000              1,000,238
 Structured Adjustable Rate Mortgage Loan Trust
  4.74%; 08/25/34 /1/                                        996,940                998,034
                                                                                  3,374,274
COMPUTERS-MEMORY DEVICES (0.42%)
 Seagate Technology HDD Holdings
  8.00%; 05/15/09                                            300,000                313,875
CREDIT CARD ASSET BACKED SECURITIES (0.67%)
 Discover Card Master Trust I
  4.21%; 05/15/12 /1/                                        500,000                501,863
CRUISE LINES (0.44%)
 Royal Caribbean Cruises
  7.25%; 08/15/06                                            330,000                334,950
DIVERSIFIED FINANCIAL SERVICES (0.40%)
 NiSource Finance
  7.63%; 11/15/05                                            300,000                300,312
DIVERSIFIED MANUFACTURING OPERATIONS (0.40%)
 Tyco International Group
  6.38%; 02/15/06                                            300,000                301,508
DIVERSIFIED OPERATORS-COMMERCIAL SERVICES (0.67%)
 Cendant
  6.88%; 08/15/06                                            497,000                503,435
ELECTRIC-GENERATION (0.13%)
 CE Casecnan Water & Energy
  11.45%; 11/15/05                                            97,330                 98,303
ELECTRIC-INTEGRATED (1.76%)
 DTE Energy
  6.45%; 06/01/06                                            300,000                302,796
 Duke Energy
  4.24%; 12/08/05 /1/                                        140,000                139,980
 Georgia Power
  3.98%; 02/17/09 /1/                                        250,000                250,550
 PSEG Power
  6.88%; 04/15/06                                            300,000                302,806
 TXU
  6.38%; 06/15/06                                            200,000                201,446
 Wisconsin Energy
  5.88%; 04/01/06                                            125,000                125,613
                                                                                  1,323,191
ELECTRONIC CONNECTORS (0.33%)
 Thomas & Betts
  6.50%; 01/15/06                                            250,000                250,485
FINANCE-AUTO LOANS (0.80%)
 Ford Motor Credit
  6.88%; 02/01/06                                            300,000                299,846
                                                          Principal
                                                           Amount                  Value
--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FINANCE-AUTO LOANS (CONTINUED)
 General Motors Acceptance
                                                         $                      $
  6.75%; 01/15/06                                            300,000                300,306
                                                                                    600,152
FINANCE-COMMERCIAL (0.67%)
 Textron Financial
  4.01%; 08/29/06 /1/                                        500,000                500,511
FINANCE-CONSUMER LOANS (1.17%)
 American General Finance
  5.88%; 12/15/05                                            125,000                125,225
 Household Finance
  4.07%; 11/16/09 /1/                                        750,000                752,050
                                                                                    877,275
FINANCE-CREDIT CARD (0.94%)
 Capital One Bank
  6.88%; 02/01/06                                             50,000                 50,282
 Capital One Financial
  7.25%; 05/01/06                                            350,000                354,363
 MBNA
  4.16%; 05/05/08 /1/                                        300,000                302,538
                                                                                    707,183
FINANCE-INVESTMENT BANKER & BROKER (4.51%)
 Bear Stearns
  4.54%; 01/30/09 /1/                                        500,000                502,555
 Citigroup
  3.94%; 06/09/09 /1/                                        500,000                500,812
 Credit Suisse First Boston
  0.68%; 07/15/37                                         27,778,000                888,035
 Goldman Sachs Group
  4.07%; 03/02/10 /1/                                        500,000                499,836
 Lehman Brothers Holdings
  4.01%; 11/10/09 /1/                                        500,000                502,138
 Morgan Stanley
  4.43%; 01/15/10 /1/                                        500,000                501,113
                                                                                  3,394,489
FINANCE-LEASING COMPANY (0.67%)
 International Lease Finance
  4.55%; 01/15/10 /1/                                        500,000                501,872
FINANCE-MORTGAGE LOAN/BANKER (1.34%)
 Countrywide Home Loan
  4.04%; 11/16/07 /1/                                        500,000                501,129
 Residential Capital
  5.38%; 06/29/07 /1/ /2/                                    500,000                504,785
                                                                                  1,005,914
FOOD-MEAT PRODUCTS (0.61%)
 Tyson Foods
  7.25%; 10/01/06                                            450,000                459,242
FOOD-MISCELLANEOUS/DIVERSIFIED (0.47%)
 ConAgra Foods
  6.00%; 09/15/06                                            350,000                353,324
FOOD-RETAIL (0.77%)
 Kroger
  8.15%; 07/15/06                                            200,000                204,233
                                                          Principal
                                                           Amount                  Value
--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
FOOD-RETAIL (CONTINUED)
 Safeway
                                                         $                      $
  4.16%; 11/01/05 /1/                                        375,000                375,000
                                                                                    579,233
GAS-DISTRIBUTION (0.47%)
 Sempra Energy
  4.29%; 05/21/08 /1/                                        350,000                350,957
HOME EQUITY-OTHER (6.67%)
 First NLC Trust
  4.79%; 09/25/35 /1/                                      1,000,000              1,006,210
 JP Morgan Mortgage Acquisition
  4.75%; 06/25/35 /1/                                      1,000,000              1,001,036
 Long Beach Mortgage Loan Trust
  4.54%; 02/25/35 /1/                                      1,000,000              1,004,364
 Option One Mortgage Loan Trust
  4.71%; 08/25/35 /1/                                      1,000,000              1,002,738
 Saxon Asset Securities Trust
  4.74%; 10/25/35 /1/                                      1,000,000              1,004,241
                                                                                  5,018,589
HOME EQUITY-SEQUENTIAL (5.33%)
 Ameriquest Mortgage Securities
  4.74%; 07/25/35 /1/                                      1,000,000              1,004,095
 New Century Home Equity Loan Trust
  4.74%; 07/25/35 /1/                                      1,000,000                999,208
 Residential Asset Securities
  4.72%; 04/25/35 /1/                                      1,000,000              1,001,299
  4.79%; 07/25/35 /1/                                      1,000,000              1,003,951
                                                                                  4,008,553
HOTELS & MOTELS (0.40%)
 Marriott International
  6.88%; 11/15/05                                            300,000                300,245
INSURANCE BROKERS (0.46%)
 Marsh & McLennan
  4.27%; 07/13/07 /1/                                        350,000                348,483
LIFE & HEALTH INSURANCE (1.53%)
 Cigna
  6.38%; 01/15/06                                            400,000                401,439
 Hartford Life Global Funding Trusts
  4.04%; 09/15/09 /1/                                        250,000                250,375
 Sun Life Financial Global Funding
  4.34%; 07/06/10 /1/ /2/                                    500,000                500,485
                                                                                  1,152,299
MEDICAL-HMO (0.29%)
 Pacificare Health Systems
  10.75%; 06/01/09                                           200,000                215,500
MEDICAL-HOSPITALS (0.35%)
 HCA
  7.13%; 06/01/06                                            260,000                262,819
MISCELLANEOUS INVESTING (1.17%)
 Host Marriott
  9.50%; 01/15/07                                            250,000                260,938
 iStar Financial
  4.25%; 03/03/08 /1/                                        400,000                399,300
                                                          Principal
                                                           Amount                  Value
--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MISCELLANEOUS INVESTING (CONTINUED)
 Simon Property Group
                                                         $                      $
  6.88%; 11/15/06                                            217,000                219,185
                                                                                    879,423
MONEY CENTER BANKS (0.47%)
 Bank of America
  3.76%; 08/02/10 /1/                                        350,000                350,186
MORTGAGE BACKED SECURITIES (29.54%)
 Banc of America Commercial Mortgage
  0.22%; 07/10/42                                         80,100,600                980,431
 Bear Stearns Commercial Mortgage Secuirities
  4.41%; 06/15/17 /1/ /2/                                  1,000,000              1,001,283
 Citigroup Commercial Mortgage Trust
  0.47%; 05/15/43 /2/                                     38,725,000                920,881
 Citigroup Mortgage Loan Trust
  4.72%; 07/25/35 /1/                                      1,000,000              1,001,882
 Countrywide Alternative Loan Trust
  4.89%; 07/25/35 /1/                                        998,348                999,729
  4.93%; 10/25/34 /1/                                        712,000                718,877
  5.09%; 02/25/35 /1/                                      1,000,000              1,007,299
 CS First Boston Mortgage Securities
  1.82%; 05/15/38 /2/                                      1,886,718                108,867
 First Republic Mortgage Loan Trust
  4.27%; 08/15/32 /1/                                        870,721                870,673
 GMAC Commercial Mortgage Securities
  0.78%; 05/10/43 /1/                                     18,070,000                556,068
 GS Mortgage Securities
  0.73%; 07/10/39 /1/ /2/                                  7,813,000                278,479
 HomeBanc Mortgage Trust
  4.71%; 07/25/35 /1/                                      1,000,000                998,946
 IMPAC Commercial Mortgage Trust
  1.20%; 08/25/35 /3/                                    184,259,324                170,808
  4.55%; 08/25/35 /1/                                        408,491                409,336
  4.58%; 08/25/35 /1/                                        453,879                455,097
  5.54%; 09/25/34 /1/                                        634,730                636,011
  5.59%; 10/25/34 /1/                                        791,123                805,032
 IMPAC Secured Assets
  3.71%; 03/25/34                                            873,626                867,703
 Indymac Index Mortgage Loan Trust
  0.80%; 07/25/35 /1/ /3/                                 68,695,824                826,497
 JP Morgan Chase Commercial Mortgage Securities
  0.58%; 07/15/42 /1/                                     26,605,481                687,087
 LB-UBS Commercial Mortgage Trust
  0.75%; 07/15/40 /1/ /2/                                 24,197,000                903,274
 Merrill Lynch Mortgage Trust
  0.60%; 05/12/43                                         11,640,000                363,692
 New Century Mortgage
  4.70%; 11/25/06 /2/ /3/                                    753,863                753,863
 Structured Asset Mortgage Investments
  4.62%; 08/25/35 /1/                                        998,008              1,000,911
  4.72%; 05/25/45 /1/                                        899,514                902,357
 Wachovia Bank Commercial
  Mortgage Trust
  0.58%; 05/15/44 /1/                                     21,640,000                676,055
                                                          Principal
                                                           Amount                  Value
--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
MORTGAGE BACKED SECURITIES (CONTINUED)
 Washington Mutual
                                                         $                      $
  4.42%; 11/22/35 /1/ /3/ /4/                                500,000                500,000
  4.71%; 07/25/45 /1/                                        999,978              1,005,110
  4.85%; 09/25/35 /1/                                        954,329                946,490
  4.95%; 08/25/35                                            871,081                864,680
                                                                                 22,217,418
MULTI-LINE INSURANCE (0.67%)
 CNA Financial
  6.75%; 11/15/06                                            500,000                507,980
MULTIMEDIA (0.67%)
 AOL Time Warner
  6.13%; 04/15/06                                            200,000                201,184
 Media General
  6.95%; 09/01/06                                            300,000                303,258
                                                                                    504,442
OIL COMPANY-EXPLORATION & PRODUCTION (1.14%)
 Norcen Energy Resources
  7.38%; 05/15/06                                            200,000                202,589
 Pemex Project Funding Master Trust
  5.17%; 06/15/10 /1/ /2/                                    350,000                362,600
 PennzEnergy
  10.25%; 11/01/05                                           290,000                290,000
                                                                                    855,189
OIL REFINING & MARKETING (0.34%)
 CITGO Petroleum
  7.88%; 05/15/06                                            250,000                253,750
OIL-FIELD SERVICES (0.69%)
 Hanover Equipment Trust
  8.50%; 09/01/08 /1/                                        300,000                312,000
 Key Energy Services
  8.38%; 03/01/08                                            200,000                208,500
                                                                                    520,500
PAPER & RELATED PRODUCTS (1.20%)
 Georgia-Pacific
  7.50%; 05/15/06                                            250,000                252,500
 Union Camp
  7.00%; 08/15/06                                            642,000                649,934
                                                                                    902,434
PROPERTY & CASUALTY INSURANCE (0.25%)
 ACE INA Holdings
  8.30%; 08/15/06                                            185,000                189,923
PUBLISHING-BOOKS (0.61%)
 Reed Elsevier Capital
  4.20%; 06/15/10 /1/                                        455,000                455,995
REAL ESTATE OPERATOR & DEVELOPER (0.47%)
 EOP Operating
  8.38%; 03/15/06                                            350,000                354,791
REGIONAL BANKS (1.00%)
 Wachovia
  4.02%; 03/01/12 /1/                                        750,000                749,359
                                                          Principal
                                                           Amount                  Value
--------------------------------------------------------------------------------------------------
BONDS (CONTINUED)
RETAIL-RESTAURANTS (1.01%)
 Darden Restaurants
                                                         $                      $
  6.38%; 02/01/06                                            250,000                250,865
 Yum! Brands
  8.50%; 04/15/06                                            500,000                508,302
                                                                                    759,167
SPECIAL PURPOSE ENTITY (0.66%)
 Xlliac Global Funding
  4.07%; 06/02/08 /1/ /2/                                    500,000                500,065
SUPRANATIONAL BANK (0.66%)
 Corp Andina de Fomento
  3.97%; 06/16/06 /1/                                        500,000                499,980
TELECOMMUNICATION SERVICES (0.14%)
 Insight Midwest/Insight Capital
  10.50%; 11/01/10                                           100,000                105,000
TELEPHONE-INTEGRATED (1.84%)
 BellSouth
  4.26%; 04/26/21 /2/                                        500,000                499,242
 France Telecom
  7.20%; 03/01/06 /1/                                        306,000                308,626
 SBC Communications
  4.39%; 06/05/06 /2/                                        300,000                299,334
 Telecom Italia Capital
  4.48%; 02/01/11 /1/                                        275,000                275,952
                                                                                  1,383,154
TRANSPORT-RAIL (1.20%)
 Burlington Northern Santa Fe
  6.38%; 12/15/05                                            350,000                350,743
 CSX
  4.01%; 08/03/06 /1/                                        553,000                554,011
                                                                                    904,754
                                                        TOTAL BONDS              72,063,891

                                                          Principal
                                                           Amount                  Value
--------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES (2.03%)
2.67%;01/01/35 /1/                                           735,132                734,130
2.96%;02/01/35                                               784,931                794,544
                                            TOTAL FNMA CERTIFICATES               1,528,674

                                                          Principal
                                                           Amount                  Value
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (2.09%)
FINANCE-MORTGAGE LOAN/BANKER (1.76%)
 Investment in Joint Trading Account;
  Federal Home Loan Bank
  3.72%; 11/01/05                                          1,322,028              1,322,028
                                                          Principal
                                                           Amount                  Value
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
MULTIMEDIA (0.33%)
 Cox Enterprises
                                                         $                      $
  4.22%; 02/15/06                                            250,000                250,000
                                             TOTAL COMMERCIAL PAPER               1,572,028
                                                                                -----------

                               TOTAL PORTFOLIO INVESTMENTS (99.94%)              75,164,593
OTHER ASSETS AND LIABILITIES, NET (0.06%)                                            42,804
                                         TOTAL NET ASSETS (100.00%)             $75,207,397
                                                                                -------------



See accompanying notes.

                            SCHEDULE OF INVESTMENTS
                             ULTRA SHORT BOND FUND
                                OCTOBER 31, 2005


/1 /Variable rate.
/2 /Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid. At the end of the period, the value of these securities totaled $9,292,545 or 12.36% of net assets.
/3 /Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $5,712,631 or 7.60% of net assets.
/4 /Security purchased on a when-issued basis. See Notes to Financial
  Statements.

UNREALIZED APPRECIATION (DEPRECIATION)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:

Unrealized Appreciation                      $   110,262
Unrealized Depreciation                         (276,946)
                                             -----------
Net Unrealized Appreciation (Depreciation)      (166,684)
Cost for federal income tax purposes         $75,331,277


                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                    Percentage of
                                                              Total Value
----------------------------------------------------------------------------------
 Mortgage Securities               $25,990,658                     34.58%
 Asset Backed
 Securities                         19,119,723                     25.43
 Financial                          12,619,908                     16.79
 Communications                      4,262,978                      5.67
 Consumer,
 Non-cyclical                        2,373,553                      3.16
 Consumer, Cyclical                  2,298,228                      3.06
 Utilities                           2,072,762                      2.76
 Government                          1,822,008                      2.42
 Industrial                          1,708,090                      2.27
 Energy                              1,629,439                      2.17
 Basic Materials                       953,371                      1.27
 Technology                            313,875                      0.42
                TOTAL              $75,164,593                    100.00%
                                 -----------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004      2003     2002    2001/(F)/
                           ----         ----      ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.62       $10.55    $10.54   $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.33         0.30      0.39     0.49     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.24)        0.18      0.02    (0.03)    0.61
                          -----         ----      ----    -----     ----
 Total From Investment
            Operations     0.09         0.48      0.41     0.46     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       (0.33)    (0.40)   (0.48)   (0.51)
 Distributions from
  Realized Gains......    (0.06)       (0.08)       --    (0.09)      --
 -----                    -----        -----              -----
   Total Dividends and
         Distributions    (0.18)       (0.41)    (0.40)   (0.57)   (0.51)
                          -----        -----     -----    -----    -----
Net Asset Value, End
 of Period............   $10.53       $10.62    $10.55   $10.54   $10.65
                         ======       ======    ======   ======   ======
Total Return..........     0.90%        4.68%     3.97%    4.61%   10.99%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $39,642      $35,407      $818   $1,932   $2,662
 Ratio of Expenses to
  Average Net Assets..     1.23%        1.01%     0.97%    0.97%    0.97%/(h)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......     0.97%        0.97%       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.15%        2.88%     3.73%    4.67%    5.33%/(h)/
 Portfolio Turnover
  Rate................    177.4%/(j)/  152.5%     71.3%    60.8%    80.3%/(h)/

                           2005         2004      2003     2002    2001/(F)/
                           ----         ----      ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.61       $10.54    $10.54   $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.32         0.29      0.38     0.48     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.24)        0.18      0.01    (0.04)    0.61
                          -----         ----      ----    -----     ----
 Total From Investment
            Operations     0.08         0.47      0.39     0.44     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       (0.32)    (0.39)   (0.46)   (0.49)
 Distributions from
  Realized Gains......    (0.06)       (0.08)       --    (0.09)      --
 -----                    -----        -----              -----
   Total Dividends and
         Distributions    (0.18)       (0.40)    (0.39)   (0.55)   (0.49)
                          -----        -----     -----    -----    -----
Net Asset Value, End
 of Period............   $10.51       $10.61    $10.54   $10.54   $10.65
                         ======       ======    ======   ======   ======
Total Return..........     0.74%        4.50%     3.69%    4.43%   10.84%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,503       $1,921      $802   $1,668   $2,881
 Ratio of Expenses to
  Average Net Assets..     1.44%        1.19%     1.15%    1.15%    1.15%/(h)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......     1.15%        1.15%       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.04%        2.78%     3.55%    4.51%    5.15%/(h)/
 Portfolio Turnover
  Rate................    177.4%/(j)/  152.5%     71.3%    60.8%    80.3%/(h)/

                           2005
                           ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.69
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.24)
                          -----
 Total From Investment
            Operations     0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)
 Distributions from
  Realized Gains......    (0.06)
                          -----
   Total Dividends and
         Distributions    (0.17)
                          -----
Net Asset Value, End
 of Period............   $10.60
                         ======
Total Return..........     0.79%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $102
 Ratio of Expenses to
  Average Net Assets..     1.61%
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......     1.28%
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.99%
 Portfolio Turnover
  Rate................    177.4%/(j)/
                           2005         2004      2003     2002    2001/(I)/
                           ----         ----      ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.68       $10.59    $10.58   $10.69   $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.33         0.28      0.35     0.43     0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.25)        0.18      0.02    (0.01)    0.37
                          -----         ----      ----    -----     ----
 Total From Investment
            Operations     0.08         0.46      0.37     0.42     0.70
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)       (0.29)    (0.36)   (0.44)   (0.34)
 Distributions from
  Realized Gains......    (0.06)       (0.08)       --    (0.09)      --
 -----                    -----        -----              -----
   Total Dividends and
         Distributions    (0.17)       (0.37)    (0.36)   (0.53)   (0.34)
                          -----        -----     -----    -----    -----
Net Asset Value, End
 of Period............   $10.59       $10.68    $10.59   $10.58   $10.69
                         ======       ======    ======   ======   ======
Total Return /(d)/ ...     0.80%        4.42%     3.55%    4.20%    6.67%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $36,958      $21,841   $17,476   $9,630   $1,334
 Ratio of Expenses to
  Average Net Assets..     1.35%        1.30%     1.39%    1.35%    1.33%/(h)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......     1.08%        1.26%       --       --       --
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...     1.52%        1.30%     1.50%      --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.08%        2.69%     3.31%    4.18%    4.85%/(h)/
 Portfolio Turnover
  Rate................    177.4%/(j)/  152.5%     71.3%    60.8%    80.3%/(h)/

                           2005         2004      2003     2002    2001/(I)/
                           ----         ----      ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.71       $10.64    $10.62   $10.69   $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.41         0.38      0.46     0.54     0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.26)        0.16      0.02     0.02     0.35
                          -----         ----      ----     ----     ----
 Total From Investment
            Operations     0.15         0.54      0.48     0.56     0.76
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)       (0.39)    (0.46)   (0.54)   (0.40)
 Distributions from
  Realized Gains......    (0.06)       (0.08)       --    (0.09)      --
 -----                    -----        -----              -----
   Total Dividends and
         Distributions    (0.20)       (0.47)    (0.46)   (0.63)   (0.40)
                          -----        -----     -----    -----    -----
Net Asset Value, End
 of Period............   $10.66       $10.71    $10.64   $10.62   $10.69
                         ======       ======    ======   ======   ======
Total Return..........     1.46%        5.23%     4.62%    5.56%    7.33%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,494          $10       $10      $10      $10
 Ratio of Expenses to
  Average Net Assets..     0.72%        0.43%     0.40%    0.40%    0.40%/(h)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......     0.40%        0.40%       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.90%        3.56%     4.32%    5.22%    5.84%/(h)/
 Portfolio Turnover
  Rate................    177.4%/(j)/  152.5%     71.3%    60.8%    80.3%/(h)/

                           2005         2004      2003     2002    2001/(F)/
                           ----         ----      ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.64       $10.57    $10.56   $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.37         0.34      0.43     0.51     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.25)        0.18      0.02    (0.02)    0.66
                          -----         ----      ----    -----     ----
 Total From Investment
            Operations     0.12         0.52      0.45     0.49     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)       (0.37)    (0.44)   (0.51)   (0.53)
 Distributions from
  Realized Gains......    (0.06)       (0.08)       --    (0.09)      --
 -----                    -----        -----              -----
   Total Dividends and
         Distributions    (0.19)       (0.45)    (0.44)   (0.60)   (0.53)
                          -----        -----     -----    -----    -----
Net Asset Value, End
 of Period............   $10.57       $10.64    $10.57   $10.56   $10.67
                         ======       ======    ======   ======   ======
Total Return..........     1.19%        4.99%     4.28%    4.93%   11.45%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,333      $11,918    $6,339   $6,195   $2,667
 Ratio of Expenses to
  Average Net Assets..     0.92%        0.70%     0.66%    0.66%    0.66%/(h)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......     0.66%        0.66%       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.48%        3.27%     4.05%    4.90%    5.65%/(h)/
 Portfolio Turnover
  Rate................    177.4%/(j)/  152.5%     71.3%    60.8%    80.3%/(h)/

                           2005         2004      2003     2002    2001/(F)/
                           ----         ----      ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.62       $10.55    $10.54   $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.37         0.33      0.41     0.52     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.26)        0.17      0.02    (0.04)    0.61
                          -----         ----      ----    -----     ----
 Total From Investment
            Operations     0.11         0.50      0.43     0.48     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)       (0.35)    (0.42)   (0.50)   (0.52)
 Distributions from
  Realized Gains......    (0.06)       (0.08)       --    (0.09)      --
 -----                    -----        -----              -----
   Total Dividends and
         Distributions    (0.19)       (0.43)    (0.42)   (0.59)   (0.52)
                          -----        -----     -----    -----    -----
Net Asset Value, End
 of Period............   $10.54       $10.62    $10.55   $10.54   $10.65
                         ======       ======    ======   ======   ======
Total Return..........     1.06%        4.88%     4.17%    4.81%   11.15%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $881          $12       $11   $1,483   $2,662
 Ratio of Expenses to
  Average Net Assets..     1.12%        0.81%     0.78%    0.77%    0.78%/(h)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......     0.78%        0.78%       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.55%        3.18%     3.92%    4.89%    5.52%/(h)/
 Portfolio Turnover
  Rate................    177.4%/(j)/  152.5%     71.3%    60.8%    80.3%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the contingent deferred sales charge. /(e) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and decreased on March 1, 2004.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from November 30, 2000 through December 5, 2000.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from February 27, 2001 through February 28, 2001.
/(j) /Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005/(B)/
                          ----
HIGH YIELD FUND
---------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.54
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.30)
                          -----
 Total From Investment
            Operations     0.24
  ----
Net Asset Value, End
 of Period............   $10.24
                         ======
Total Return..........     2.40%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $71,355
 Ratio of Expenses to
  Average Net Assets..     0.65%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     6.29%/(d)/
 Portfolio Turnover
  Rate................     93.2%/(d)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005        2004       2003          2002        2001/(G)/
                            ----        ----       ----          ----        ----
INTERNATIONAL GROWTH FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES /(A)/
 ------------
Net Asset Value,
 Beginning of Period..    $10.31       $8.58      $6.83         $7.55       $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.08        0.08       0.05          0.02        (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.26        1.70       1.70         (0.70)       (2.56)
                            ----        ----       ----         -----        -----
 Total From Investment
            Operations      2.34        1.78       1.75         (0.68)       (2.63)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)      (0.05)        --         (0.04)          --
 Distributions from
  Realized Gains......     (0.87)         --         --            --           --
 ------                    -----
   Total Dividends and
         Distributions     (0.97)      (0.05)        --         (0.04)          --
 ------                    -----       -----                    -----
Net Asset Value, End
 of Period............    $11.68      $10.31      $8.58         $6.83        $7.55
                          ======      ======      =====         =====        =====
Total Return..........     24.03%      20.81%     25.62%        (9.07)%     (25.76)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $10,090      $5,301     $2,591        $1,405         $756
 Ratio of Expenses to
  Average Net Assets..      1.57%       1.57%      1.57%         1.57%        1.57%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          --       1.57%/(f)/    1.57%/(f)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.70%       0.86%      0.65%         0.10%        0.34%/(i)/
 Portfolio Turnover
  Rate................     139.5%      156.2%     135.3%         96.9%       143.1%/(i)/

                            2005        2004       2003          2002        2001/(G)/
                            ----        ----       ----          ----        ----
INTERNATIONAL GROWTH FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
 /(A)/
 -----
Net Asset Value,
 Beginning of Period..     $9.91       $8.25      $6.58         $7.53       $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.06        0.06       0.05         (0.08)       (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.15        1.64       1.62         (0.84)       (2.57)
                            ----        ----       ----         -----        -----
 Total From Investment
            Operations      2.21        1.70       1.67         (0.92)       (2.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)      (0.04)        --         (0.03)          --
 Distributions from
  Realized Gains......     (0.87)         --         --            --           --
 ------                    -----
   Total Dividends and
         Distributions     (0.96)      (0.04)        --         (0.03)          --
 ------                    -----       -----                    -----
Net Asset Value, End
 of Period............    $11.16       $9.91      $8.25         $6.58        $7.53
                          ======       =====      =====         =====        =====
Total Return..........     23.76%      20.61%     25.38%       (12.32)%     (25.96)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $9,357      $4,859       $568          $199         $754
 Ratio of Expenses to
  Average Net Assets..      1.75%       1.75%      1.75%         1.74%        1.75%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          --       1.75%/(f)/    1.75%/(f)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.57%       0.60%      0.73%        (0.03)%       0.16%/(i)/
 Portfolio Turnover
  Rate................     139.5%      156.2%     135.3%         96.9%       143.1%/(i)/

                            2005
                            ----
INTERNATIONAL GROWTH FUND
-------------------------
ADVISORS SIGNATURE
------------------
 SHARES /(A)/
 ------------
Net Asset Value,
 Beginning of Period..    $10.11
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.22
                            ----
 Total From Investment
            Operations      2.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)
 Distributions from
  Realized Gains......     (0.87)
                           -----
   Total Dividends and
         Distributions     (0.96)
                           -----
Net Asset Value, End
 of Period............    $11.35
                          ======
Total Return..........     23.16%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $177
 Ratio of Expenses to
  Average Net Assets..      1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.17)%
 Portfolio Turnover
  Rate................     139.5%

                            2005        2004       2003          2002        2001/(J)/
                            ----        ----       ----          ----        ----
INTERNATIONAL GROWTH FUND
-------------------------
CLASS J SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..     $9.95       $8.28      $6.62         $7.56        $9.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.05        0.04       0.01          0.04        (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.16        1.64       1.65         (0.97)       (1.72)
                            ----        ----       ----         -----        -----
 Total From Investment
            Operations      2.21        1.68       1.66         (0.93)       (1.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)      (0.01)        --         (0.01)          --
 Distributions from
  Realized Gains......     (0.87)         --         --            --           --
 ------                    -----
   Total Dividends and
         Distributions     (0.96)      (0.01)        --         (0.01)          --
 ------                    -----       -----                    -----
Net Asset Value, End
 of Period............    $11.20       $9.95      $8.28         $6.62        $7.56
                          ======       =====      =====         =====        =====
Total Return /(d)/ ...     23.63%      20.30%     25.08%       (12.33)%     (18.80)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $44,266     $20,013     $8,079        $3,871         $931
 Ratio of Expenses to
  Average Net Assets..      1.88%       2.00%      2.10%         1.95%        1.92%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...      1.88%       2.00%      2.65%/(f)/    1.95%/(f)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.47%       0.43%      0.18%        (0.11)%      (0.38)%/(i)/
 Portfolio Turnover
  Rate................     139.5%      156.2%     135.3%         96.9%       143.1%/(i)/

                            2005        2004       2003          2002        2001/(G)/
                            ----        ----       ----          ----        ----
INTERNATIONAL GROWTH FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
 /(A)/
 -----
Net Asset Value,
 Beginning of Period..    $10.07       $8.38      $6.63         $7.58       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.14        0.13       0.10         (0.01)        0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.20        1.66       1.65         (0.86)       (2.70)
                            ----        ----       ----         -----        -----
 Total From Investment
            Operations      2.34        1.79       1.75         (0.87)       (2.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)      (0.10)        --         (0.08)          --
 Distributions from
  Realized Gains......     (0.87)         --         --            --           --
 ------                    -----
   Total Dividends and
         Distributions     (0.97)      (0.10)        --         (0.08)          --
 ------                    -----       -----                    -----
Net Asset Value, End
 of Period............    $11.44      $10.07      $8.38         $6.63        $7.58
                          ======      ======      =====         =====        =====
Total Return..........     24.71%      21.54%     26.40%       (11.58)%     (25.47)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $644,994    $354,090   $208,785      $117,442       $2,176
 Ratio of Expenses to
  Average Net Assets..      1.00%       1.00%      1.00%         0.99%        1.00%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          --       1.00%/(f)/    1.00%/(f)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.33%       1.42%      1.37%         0.93%        0.36%/(i)/
 Portfolio Turnover
  Rate................     139.5%      156.2%     135.3%         96.9%       143.1%/(i)/

                            2005        2004       2003          2002        2001/(G)/
                            ----        ----       ----          ----        ----
INTERNATIONAL GROWTH FUND
-------------------------
PREFERRED SHARES /(A)/
----------------------
Net Asset Value,
 Beginning of Period..    $10.02       $8.34      $6.61         $7.55       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.11        0.10       0.08          0.02        (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.19        1.66       1.65         (0.90)       (2.59)
                            ----        ----       ----         -----        -----
 Total From Investment
            Operations      2.30        1.76       1.73         (0.88)       (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)      (0.08)        --         (0.06)          --
 Distributions from
  Realized Gains......     (0.87)         --         --            --           --
 ------                    -----
   Total Dividends and
         Distributions     (0.97)      (0.08)        --         (0.06)          --
 ------                    -----       -----                    -----
Net Asset Value, End
 of Period............    $11.35      $10.02      $8.34         $6.61        $7.55
                          ======      ======      =====         =====        =====
Total Return..........     24.38%      21.21%     26.17%       (11.72)%     (25.76)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $7,441      $1,848       $685          $623         $756
 Ratio of Expenses to
  Average Net Assets..      1.26%       1.26%      1.26%         1.25%        1.26%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          --       1.26%/(f)/    1.26%/(f)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.00%       1.12%      1.09%         0.43%        0.65%/(i)/
 Portfolio Turnover
  Rate................     139.5%      156.2%     135.3%         96.9%       143.1%/(i)/

                            2005        2004       2003          2002        2001/(G)/
                            ----        ----       ----          ----        ----
INTERNATIONAL GROWTH FUND
-------------------------
SELECT SHARES /(A)/
-------------------
Net Asset Value,
 Beginning of Period..    $10.00       $8.31      $6.60         $7.55       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.12        0.09       0.08         (0.03)       (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.17        1.67       1.63         (0.86)       (2.58)
                            ----        ----       ----         -----        -----
 Total From Investment
            Operations      2.29        1.76       1.71         (0.89)       (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)      (0.07)        --         (0.06)          --
 Distributions from
  Realized Gains......     (0.87)         --         --            --           --
 ------                    -----
   Total Dividends and
         Distributions     (0.97)      (0.07)        --         (0.06)          --
 ------                    -----       -----                    -----
Net Asset Value, End
 of Period............    $11.32      $10.00      $8.31         $6.60        $7.55
                          ======      ======      =====         =====        =====
Total Return..........     24.31%      21.26%     25.91%       (11.96)%     (25.76)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $9,188        $228       $106          $195         $756
 Ratio of Expenses to
  Average Net Assets..      1.38%       1.38%      1.38%         1.36%        1.38%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          --       1.38%/(f)/    1.37%/(f)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.09%       0.92%      1.12%         0.35%        0.53%/(i)/
 Portfolio Turnover
  Rate................     139.5%      156.2%     135.3%         96.9%       143.1%/(i)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective March 1, 2005, International Fund II changed its name to
  International Growth Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the contingent deferred sales charge. /(e) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(f) /Expense ratio without commission rebates.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred, and Select classes of shares incurred an unrealized gain of $.18, $.18, $.19, $.19, and $.19 per share, respectively, from November 27, 2000 through December 5, 2000.
/(h) /Total return amounts have not been annualized.
/(i) /Computed on an annualized basis.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005       2004         2003        2002        2001/(F)/
                           ----       ----         ----        ----        ----
MIDCAP GROWTH FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $5.52      $5.38        $4.15       $5.98       $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)     (0.04)       (0.04)      (0.06)       (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.91       0.18         1.27       (1.77)       (3.99)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.86       0.14         1.23       (1.83)       (4.03)
                           ----       ----         ----       -----        -----
Net Asset Value, End
 of Period............    $6.38      $5.52        $5.38       $4.15        $5.98
                          =====      =====        =====       =====        =====
Total Return..........    15.58%      2.60%       29.64%     (30.60)%     (39.03)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $555        $46          $21        $431         $749
 Ratio of Expenses to
  Average Net Assets..     1.22%      1.22%        1.16%       1.22%        1.22%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       1.22%/(e)/   1.22%/(e)/  1.22%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.87)%    (0.74)%      (0.71)%     (0.85)%      (0.82)%/(h)/
 Portfolio Turnover
  Rate................    233.8%     324.2%       290.7%      276.9%       299.0%/(h)/

                           2005       2004         2003        2002        2001/(F)/
                           ----       ----         ----        ----        ----
MIDCAP GROWTH FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $5.48      $5.35        $4.14       $5.97       $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.06)     (0.05)       (0.05)      (0.07)       (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.90       0.18         1.26       (1.76)       (3.99)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.84       0.13         1.21       (1.83)       (4.05)
                           ----       ----         ----       -----        -----
Net Asset Value, End
 of Period............    $6.32      $5.48        $5.35       $4.14        $5.97
                          =====      =====        =====       =====        =====
Total Return..........    15.33%      2.43%       29.23%     (30.65)%     (39.20)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $843       $689         $592        $450         $760
 Ratio of Expenses to
  Average Net Assets..     1.40%      1.40%        1.40%       1.40%        1.40%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       1.40%/(e)/   1.40%/(e)/  1.40%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.03)%    (0.88)%      (0.95)%     (1.03)%      (1.01)%/(h)/
 Portfolio Turnover
  Rate................    233.8%     324.2%       290.7%      276.9%       299.0%/(h)/

                           2005
                           ----
MIDCAP GROWTH FUND
------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $5.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.88
                           ----
 Total From Investment
            Operations     0.81
                           ----
Net Asset Value, End
 of Period............    $6.18
                          =====
Total Return..........    15.08%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11
 Ratio of Expenses to
  Average Net Assets..     1.53%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.15)%
 Portfolio Turnover
  Rate................    233.8%

                           2005       2004         2003        2002        2001/(I)/
                           ----       ----         ----        ----        ----
MIDCAP GROWTH FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.17      $5.06        $3.94       $5.69        $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)     (0.06)       (0.06)      (0.06)       (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.85       0.17         1.18       (1.69)       (2.11)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.78       0.11         1.12       (1.75)       (2.13)
                           ----       ----         ----       -----        -----
Net Asset Value, End
 of Period............    $5.95      $5.17        $5.06       $3.94        $5.69
                          =====      =====        =====       =====        =====
Total Return /(c)/ ...    15.09%      2.17%       28.43%     (30.76)%     (27.52)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $18,341    $14,824      $10,116      $4,128       $1,395
 Ratio of Expenses to
  Average Net Assets..     1.58%      1.65%        1.83%       1.64%        1.61%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...       --       1.65%/(e)/   2.23%/(e)/  1.65%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.21)%    (1.13)%      (1.38)%     (1.27)%      (1.27)%/(h)/
 Portfolio Turnover
  Rate................    233.8%     324.2%       290.7%      276.9%       299.0%/(h)/

                           2005       2004         2003        2002        2001/(I)/
                           ----       ----         ----        ----        ----
MIDCAP GROWTH FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $5.37      $5.21        $4.00       $5.72        $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)     (0.01)       (0.02)      (0.01)       (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.88       0.17         1.23       (1.71)       (2.09)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.87       0.16         1.21       (1.72)       (2.10)
                           ----       ----         ----       -----        -----
Net Asset Value, End
 of Period............    $6.24      $5.37        $5.21       $4.00        $5.72
                          =====      =====        =====       =====        =====
Total Return..........    16.20%      3.07%       30.25%     (30.07)%     (27.13)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11     $5,937       $5,861          $5           $7
 Ratio of Expenses to
  Average Net Assets..     0.65%      0.65%        0.65%       0.65%        0.65%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       0.65%/(e)/   0.65%/(e)/  0.65%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.18)%    (0.13)%      (0.39)%     (0.28)%      (0.27)%/(h)/
 Portfolio Turnover
  Rate................    233.8%     324.2%       290.7%      276.9%       299.0%/(h)/

                           2005       2004         2003        2002        2001/(F)/
                           ----       ----         ----        ----        ----
MIDCAP GROWTH FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $5.59      $5.43        $4.18       $5.99       $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)     (0.02)       (0.02)      (0.04)       (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.91       0.18         1.27       (1.77)       (3.95)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.88       0.16         1.25       (1.81)       (4.03)
                           ----       ----         ----       -----        -----
Net Asset Value, End
 of Period............    $6.47      $5.59        $5.43       $4.18        $5.99
                          =====      =====        =====       =====        =====
Total Return..........    15.74%      2.95%       29.90%     (30.22)%     (38.99)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $166        $80          $19        $438         $749
 Ratio of Expenses to
  Average Net Assets..     0.91%      0.91%        0.91%       0.91%        0.91%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       0.91%/(e)/   0.91%/(e)/  0.91%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.54)%    (0.42)%      (0.44)%     (0.54)%      (0.65)%/(h)/
 Portfolio Turnover
  Rate................    233.8%     324.2%       290.7%      276.9%       299.0%/(h)/

                           2005       2004         2003        2002        2001/(F)/
                           ----       ----         ----        ----        ----
MIDCAP GROWTH FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $5.56      $5.41        $4.17       $5.99       $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)     (0.03)       (0.03)      (0.04)       (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.91       0.18         1.27       (1.78)       (3.99)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.87       0.15         1.24       (1.82)       (4.03)
                           ----       ----         ----       -----        -----
Net Asset Value, End
 of Period............    $6.43      $5.56        $5.41       $4.17        $5.99
                          =====      =====        =====       =====        =====
Total Return..........    15.65%      2.77%       29.74%     (30.38)%     (38.99)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $28        $24          $43        $432         $750
 Ratio of Expenses to
  Average Net Assets..     1.03%      1.02%        1.01%       1.02%        1.03%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       1.03%/(e)/   1.03%/(e)/  1.02%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.69)%    (0.50)%      (0.54)%     (0.65)%      (0.65)%/(h)/
 Portfolio Turnover
  Rate................    233.8%     324.2%       290.7%      276.9%       299.0%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.01, $.02, $.01 and $.02 per share, respectively, during the initial interim period.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.20 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004      2003      2002     2001/(E)/
                           ----      ----      ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $12.04    $11.08     $8.57     $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.09      0.05      0.04      0.03      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.89      1.06      2.49     (0.58)    (1.12)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     1.98      1.11      2.53     (0.55)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.03)    (0.02)    (0.03)    (0.02)
 Distributions from
  Realized Gains......    (0.33)    (0.12)       --     (0.07)       --
 -----                    -----     -----               -----
   Total Dividends and
         Distributions    (0.38)    (0.15)    (0.02)    (0.10)    (0.02)
                          -----     -----     -----     -----     -----
Net Asset Value, End
 of Period............   $13.64    $12.04    $11.08     $8.57     $9.22
                         ======    ======    ======     =====     =====
Total Return..........    16.65%    10.09%    29.63%    (6.08)%   (9.73)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $16,978    $6,197    $2,145    $1,394    $1,155
 Ratio of Expenses to
  Average Net Assets..     0.72%     0.72%     0.72%     0.72%     0.72%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.61%     0.41%     0.47%     0.38%     0.33%/(g)/
 Portfolio Turnover
  Rate................     52.1%     55.9%     41.4%     48.5%     63.4%/(g)/

                           2005      2004      2003      2002     2001/(E)/
                           ----      ----      ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $12.02    $11.07     $8.57     $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06      0.03      0.03      0.02      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.88      1.05      2.48     (0.58)    (1.11)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     1.94      1.08      2.51     (0.56)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)    (0.01)    (0.01)    (0.02)    (0.02)
 Distributions from
  Realized Gains......    (0.33)    (0.12)       --     (0.07)       --
 -----                    -----     -----               -----
   Total Dividends and
         Distributions    (0.37)    (0.13)    (0.01)    (0.09)    (0.02)
                          -----     -----     -----     -----     -----
Net Asset Value, End
 of Period............   $13.59    $12.02    $11.07     $8.57     $9.22
                         ======    ======    ======     =====     =====
Total Return..........    16.40%     9.82%    29.30%    (6.25)%   (9.73)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,216    $9,549    $3,069    $1,348    $1,154
 Ratio of Expenses to
  Average Net Assets..     0.90%     0.90%     0.90%     0.90%     0.90%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.42%     0.23%     0.28%     0.20%     0.15%/(g)/
 Portfolio Turnover
  Rate................     52.1%     55.9%     41.4%     48.5%     63.4%/(g)/

                           2005
                           ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.89
                           ----
 Total From Investment
            Operations     1.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)
 Distributions from
  Realized Gains......    (0.33)
                          -----
   Total Dividends and
         Distributions    (0.37)
                          -----
Net Asset Value, End
 of Period............   $13.44
                         ======
Total Return..........    16.30%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $326
 Ratio of Expenses to
  Average Net Assets..     1.03%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.15%
 Portfolio Turnover
  Rate................     52.1%

                           2005      2004      2003      2002     2001/(H)/
                           ----      ----      ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.77    $10.84     $8.42     $9.07     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04      0.01     (0.01)       --        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.85      1.04      2.43     (0.58)    (0.91)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     1.89      1.05      2.42     (0.58)    (0.91)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)       --        --        --        --
 Distributions from
  Realized Gains......    (0.33)    (0.12)       --     (0.07)       --
 -----                    -----     -----               -----
   Total Dividends and
         Distributions    (0.37)    (0.12)       --     (0.07)       --
 -----                    -----     -----               -----
Net Asset Value, End
 of Period............   $13.29    $11.77    $10.84     $8.42     $9.07
                         ======    ======    ======     =====     =====
Total Return /(c)/ ...    16.31%     9.72%    28.74%    (6.52)%   (8.84)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $27,806   $19,932   $13,620    $6,373    $2,125
 Ratio of Expenses to
  Average Net Assets..     0.99%     1.04%     1.28%     1.10%     1.07%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...       --      1.04%     1.48%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.35%     0.11%    (0.10)%      --        --
 Portfolio Turnover
  Rate................     52.1%     55.9%     41.4%     48.5%     63.4%/(g)/

                           2005      2004      2003      2002     2001/(H)/
                           ----      ----      ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $11.90    $10.95     $8.48     $9.13     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.14      0.12      0.09      0.09      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.88      1.05      2.45     (0.58)    (0.91)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     2.02      1.17      2.54     (0.49)    (0.85)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.10)    (0.07)    (0.09)       --
 Distributions from
  Realized Gains......    (0.33)    (0.12)       --     (0.07)       --
 -----                    -----     -----               -----
   Total Dividends and
         Distributions    (0.38)    (0.22)    (0.07)    (0.16)       --
 ----                     -----     -----     -----     -----
Net Asset Value, End
 of Period............   $13.54    $11.90    $10.95     $8.48     $9.13
                         ======    ======    ======     =====     =====
Total Return..........    17.25%    10.74%    30.23%    (5.61)%   (8.24)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,305       $12       $11        $8        $9
 Ratio of Expenses to
  Average Net Assets..     0.15%     0.15%     0.15%     0.15%     0.15%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.05%     1.01%     1.03%     0.95%     0.90%/(g)/
 Portfolio Turnover
  Rate................     52.1%     55.9%     41.4%     48.5%     63.4%/(g)/

                           2005      2004      2003      2002     2001/(E)/
                           ----      ----      ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $12.07    $11.11     $8.60     $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.13      0.09      0.07      0.04      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.90      1.06      2.49     (0.55)    (1.14)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     2.03      1.15      2.56     (0.51)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.07)    (0.05)    (0.07)    (0.02)
 Distributions from
  Realized Gains......    (0.33)    (0.12)       --     (0.07)       --
 -----                    -----     -----               -----
   Total Dividends and
         Distributions    (0.38)    (0.19)    (0.05)    (0.14)    (0.02)
                          -----     -----     -----     -----     -----
Net Asset Value, End
 of Period............   $13.72    $12.07    $11.11     $8.60     $9.25
                         ======    ======    ======     =====     =====
Total Return..........    17.06%    10.39%    29.93%    (5.78)%   (9.44)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $31,845   $21,076   $15,280    $7,173    $1,164
 Ratio of Expenses to
  Average Net Assets..     0.41%     0.41%     0.41%     0.41%     0.41%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.93%     0.74%     0.77%     0.69%     0.64%/(g)/
 Portfolio Turnover
  Rate................     52.1%     55.9%     41.4%     48.5%     63.4%/(g)/

                           2005      2004      2003      2002     2001/(E)/
                           ----      ----      ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $12.05    $11.09     $8.59     $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11      0.07      0.06      0.06      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.89      1.06      2.48     (0.59)    (1.10)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     2.00      1.13      2.54     (0.53)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.05)    (0.04)    (0.06)    (0.02)
 Distributions from
  Realized Gains......    (0.33)    (0.12)       --     (0.07)       --
 -----                    -----     -----               -----
   Total Dividends and
         Distributions    (0.38)    (0.17)    (0.04)    (0.13)    (0.02)
                          -----     -----     -----     -----     -----
Net Asset Value, End
 of Period............   $13.67    $12.05    $11.09     $8.59     $9.25
                         ======    ======    ======     =====     =====
Total Return..........    16.82%    10.29%    29.70%    (5.99)%   (9.44)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,575    $2,565    $1,607    $1,087    $1,157
 Ratio of Expenses to
  Average Net Assets..     0.53%     0.53%     0.53%     0.52%     0.53%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.81%     0.61%     0.67%     0.58%     0.52%/(g)/
 Portfolio Turnover
  Rate................     52.1%     55.9%     41.4%     48.5%     63.4%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.32 per share from December 1, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002       2001/(G)/
                            ----         ----         ----         ----       ----
MIDCAP VALUE FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $12.92       $11.77        $9.73        $9.96      $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.07         0.05         0.06         0.06        0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.25         1.16         2.03         0.03       (0.24)
                            ----         ----         ----         ----       -----
 Total From Investment
            Operations      2.32         1.21         2.09         0.09       (0.20)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)       (0.06)       (0.05)       (0.05)      (0.02)
 Distributions from
  Realized Gains......     (0.82)          --           --        (0.27)         --
 -----                     -----                                  -----
   Total Dividends and
         Distributions     (0.85)       (0.06)       (0.05)       (0.32)      (0.02)
                           -----        -----        -----        -----       -----
Net Asset Value, End
 of Period............    $14.39       $12.92       $11.77        $9.73       $9.96
                          ======       ======       ======        =====       =====
Total Return..........     18.65%       10.35%       21.64%        0.61%      (1.62)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $315       $1,587       $1,024       $1,223      $1,246
 Ratio of Expenses to
  Average Net Assets..      1.22%        1.16%        1.20%        1.21%       1.22%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         1.23%/(f)/   1.22%/(f)/   1.22%/(f)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.51%        0.43%        0.58%        0.50%       0.47%/(i)/
 Portfolio Turnover
  Rate................     167.8%       225.4%       186.5%       172.2%      122.3%/(i)/

                            2005         2004         2003         2002       2001/(G)/
                            ----         ----         ----         ----       ----
MIDCAP VALUE FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $12.96       $11.80        $9.72        $9.95      $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05         0.03         0.05         0.05        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.23         1.17         2.07         0.02       (0.24)
                            ----         ----         ----         ----       -----
 Total From Investment
            Operations      2.28         1.20         2.12         0.07       (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)       (0.04)       (0.04)       (0.03)      (0.02)
 Distributions from
  Realized Gains......     (0.82)          --           --        (0.27)         --
 -----                     -----                                  -----
   Total Dividends and
         Distributions     (0.84)       (0.04)       (0.04)       (0.30)      (0.02)
                           -----        -----        -----        -----       -----
Net Asset Value, End
 of Period............    $14.40       $12.96       $11.80        $9.72       $9.95
                          ======       ======       ======        =====       =====
Total Return..........     18.32%       10.20%       21.86%        0.44%      (1.72)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $438         $155          $89         $704      $1,245
 Ratio of Expenses to
  Average Net Assets..      1.40%        1.34%        1.36%        1.39%       1.40%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         1.41%/(f)/   1.40%/(f)/   1.40%/(f)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.33%        0.24%        0.45%        0.32%       0.29%/(i)/
 Portfolio Turnover
  Rate................     167.8%       225.4%       186.5%       172.2%      122.3%/(i)/

                            2005
                            ----
MIDCAP VALUE FUND
-----------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $12.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.18
                            ----
 Total From Investment
            Operations      2.22
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)
 Distributions from
  Realized Gains......     (0.82)
                           -----
   Total Dividends and
         Distributions     (0.84)
                           -----
Net Asset Value, End
 of Period............    $14.34
                          ======
Total Return..........     17.84%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $49
 Ratio of Expenses to
  Average Net Assets..      1.53%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.26%
 Portfolio Turnover
  Rate................     167.8%

                            2005         2004         2003         2002       2001/(J)/
                            ----         ----         ----         ----       ----
MIDCAP VALUE FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.85       $11.68        $9.68        $9.91      $10.49
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05         0.02         0.01         0.01          --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.20         1.16         2.01         0.04       (0.58)
                            ----         ----         ----         ----       -----
 Total From Investment
            Operations      2.25         1.18         2.02         0.05       (0.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)       (0.01)       (0.02)       (0.01)         --
 Distributions from
  Realized Gains......     (0.82)          --           --        (0.27)         --
 -----                     -----                                  -----
   Total Dividends and
         Distributions     (0.84)       (0.01)       (0.02)       (0.28)         --
 ----                      -----        -----        -----        -----
Net Asset Value, End
 of Period............    $14.26       $12.85       $11.68        $9.68       $9.91
                          ======       ======       ======        =====       =====
Total Return /(c)/ ...     18.24%       10.15%       20.88%        0.24%      (5.17)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $111,378      $77,354      $47,750      $20,879      $3,090
 Ratio of Expenses to
  Average Net Assets..      1.41%        1.47%        1.70%        1.58%       1.57%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...        --         1.48%/(f)/   1.77%/(f)/   1.60%/(f)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.34%        0.12%        0.06%        0.13%       0.04%/(i)/
 Portfolio Turnover
  Rate................     167.8%       225.4%       186.5%       172.2%      122.3%/(i)/

                            2005         2004         2003         2002       2001/(J)/
                            ----         ----         ----         ----       ----
MIDCAP VALUE FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $12.92       $11.77        $9.73        $9.96      $10.49
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.19         0.13         0.08         0.11        0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.53         1.15         2.07         0.04       (0.60)
                            ----         ----         ----         ----       -----
 Total From Investment
            Operations      2.72         1.28         2.15         0.15       (0.53)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)       (0.13)       (0.11)       (0.11)         --
 Distributions from
  Realized Gains......     (0.82)          --           --        (0.27)         --
 -----                     -----                                  -----
   Total Dividends and
         Distributions     (0.85)       (0.13)       (0.11)       (0.38)         --
 ----                      -----        -----        -----        -----
Net Asset Value, End
 of Period............    $14.79       $12.92       $11.77        $9.73       $9.96
                          ======       ======       ======        =====       =====
Total Return..........     22.00%/(e)/  10.98%       22.33%        1.19%      (4.69)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,054         $806          $92           $9          $9
 Ratio of Expenses to
  Average Net Assets..      0.65%        0.59%        0.65%        0.64%       0.65%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         0.67%/(f)/   0.65%/(f)/   0.65%/(f)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.31%        1.03%        0.86%        1.08%       0.99%/(i)/
 Portfolio Turnover
  Rate................     167.8%       225.4%       186.5%       172.2%      122.3%/(i)/

                            2005         2004         2003         2002       2001/(G)/
                            ----         ----         ----         ----       ----
MIDCAP VALUE FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $12.89       $11.74        $9.77       $10.00      $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.12         0.09         0.11         0.16        0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.22         1.16         1.94        (0.04)      (0.27)
                            ----         ----         ----        -----       -----
 Total From Investment
            Operations      2.34         1.25         2.05         0.12       (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)       (0.10)       (0.08)       (0.08)      (0.02)
 Distributions from
  Realized Gains......     (0.82)          --           --        (0.27)         --
 -----                     -----                                  -----
   Total Dividends and
         Distributions     (0.85)       (0.10)       (0.08)       (0.35)      (0.02)
                           -----        -----        -----        -----       -----
Net Asset Value, End
 of Period............    $14.38       $12.89       $11.74        $9.77      $10.00
                          ======       ======       ======        =====      ======
Total Return..........     18.89%       10.72%       21.21%        0.92%      (1.23)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $995         $206          $95         $709      $1,250
 Ratio of Expenses to
  Average Net Assets..      0.91%        0.86%        0.88%        0.90%       0.91%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         0.92%/(f)/   0.91%/(f)/   0.91%/(f)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.86%        0.72%        0.94%        0.81%       0.82%/(i)/
 Portfolio Turnover
  Rate................     167.8%       225.4%       186.5%       172.2%      122.3%/(i)/

                            2005         2004         2003         2002       2001/(G)/
                            ----         ----         ----         ----       ----
MIDCAP VALUE FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $12.83       $11.69        $9.76        $9.98      $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10         0.08         0.10         0.11        0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.22         1.15         1.90         0.01       (0.24)
                            ----         ----         ----         ----       -----
 Total From Investment
            Operations      2.32         1.23         2.00         0.12       (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)       (0.09)       (0.07)       (0.07)      (0.02)
 Distributions from
  Realized Gains......     (0.82)          --           --        (0.27)         --
 -----                     -----                                  -----
   Total Dividends and
         Distributions     (0.85)       (0.09)       (0.07)       (0.34)      (0.02)
                           -----        -----        -----        -----       -----
Net Asset Value, End
 of Period............    $14.30       $12.83       $11.69        $9.76       $9.98
                          ======       ======       ======        =====       =====
Total Return..........     18.80%       10.54%       20.68%        0.91%      (1.43)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $176          $45          $37         $708      $1,248
 Ratio of Expenses to
  Average Net Assets..      1.03%        0.96%        0.99%        1.01%       1.03%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         1.04%/(f)/   1.03%/(f)/   1.02%/(f)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.72%        0.63%        0.85%        0.70%       0.66%/(i)/
 Portfolio Turnover
  Rate................     167.8%       225.4%       186.5%       172.2%      122.3%/(i)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(e) /During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been experienced without the reimbursement.
/(f) /Expense ratio without commission rebates.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 29, 2000 through December 5, 2000.
/(h) /Total return amounts have not been annualized.
/(i) /Computed on an annualized basis.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.05 per share from February 27, 2001 through February 28, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005/(B)/
                          ----
PARTNERS GLOBAL EQUITY FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.17
                           ----
 Total From Investment
            Operations     0.21
                           ----
Net Asset Value, End
 of Period............   $10.21
                         ======
Total Return..........     2.10%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10
 Ratio of Expenses to
  Average Net Assets..     1.52%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.53%/(d)/
 Portfolio Turnover
  Rate................     37.1%/(d)/

                          2005/(B)/
                          ----
PARTNERS GLOBAL EQUITY FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.21
                           ----
 Total From Investment
            Operations     0.23
                           ----
Net Asset Value, End
 of Period............   $10.23
                         ======
Total Return..........     2.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $40
 Ratio of Expenses to
  Average Net Assets..     1.70%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.24%/(d)/
 Portfolio Turnover
  Rate................     37.1%/(d)/

                          2005/(B)/
                          ----
PARTNERS GLOBAL EQUITY FUND
---------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.18
                           ----
 Total From Investment
            Operations     0.19
                           ----
Net Asset Value, End
 of Period............   $10.19
                         ======
Total Return..........     1.90%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $22
 Ratio of Expenses to
  Average Net Assets..     1.83%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.16%/(d)/
 Portfolio Turnover
  Rate................     37.1%/(d)/

                          2005/(B)/
                          ----
PARTNERS GLOBAL EQUITY FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.18
                           ----
 Total From Investment
            Operations     0.25
                           ----
Net Asset Value, End
 of Period............   $10.25
                         ======
Total Return..........     2.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,184
 Ratio of Expenses to
  Average Net Assets..     0.95%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.10%/(d)/
 Portfolio Turnover
  Rate................     37.1%/(d)/

                          2005/(B)/
                          ----
PARTNERS GLOBAL EQUITY FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.17
                           ----
 Total From Investment
            Operations     0.23
                           ----
Net Asset Value, End
 of Period............   $10.23
                         ======
Total Return..........     2.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10
 Ratio of Expenses to
  Average Net Assets..     1.21%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.85%/(d)/
 Portfolio Turnover
  Rate................     37.1%/(d)/

                          2005/(B)/
                          ----
PARTNERS GLOBAL EQUITY FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.22
                           ----
 Total From Investment
            Operations     0.22
                           ----
Net Asset Value, End
 of Period............   $10.22
                         ======
Total Return..........     2.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $834
 Ratio of Expenses to
  Average Net Assets..     1.33%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.07%/(d)/
 Portfolio Turnover
  Rate................     37.1%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from March 1, 2005, date operations commenced, through October 31,
  2005.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005      2004/(B)/
                            ----      ----
PARTNERS INTERNATIONAL FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.87     $10.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.11      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.80       0.56
                            ----       ----
 Total From Investment
            Operations      1.91       0.53
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)        --
 Distributions from
  Realized Gains......     (0.09)        --
   ----                    -----
   Total Dividends and
         Distributions     (0.13)        --
   ----                    -----
Net Asset Value, End
 of Period............    $12.65     $10.87
                          ======     ======
Total Return..........     17.66%      5.13%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $7,195        $89
 Ratio of Expenses to
  Average Net Assets..      1.67%      1.65%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.67%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.92%     (0.74)%/(d)/
 Portfolio Turnover
  Rate................      60.1%      78.8%/(d)/

                            2005      2004/(B)/
                            ----      ----
PARTNERS INTERNATIONAL FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.86     $10.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08      (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.81       0.57
                            ----       ----
 Total From Investment
            Operations      1.89       0.52
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)        --
 Distributions from
  Realized Gains......     (0.09)        --
   ----                    -----
   Total Dividends and
         Distributions     (0.13)        --
   ----                    -----
Net Asset Value, End
 of Period............    $12.62     $10.86
                          ======     ======
Total Return..........     17.47%      5.03%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $7,835     $1,715
 Ratio of Expenses to
  Average Net Assets..      1.85%      1.83%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.85%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.63%     (1.21)%/(d)/
 Portfolio Turnover
  Rate................      60.1%      78.8%/(d)/

                            2005
                            ----
PARTNERS INTERNATIONAL FUND
---------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.82
                            ----
 Total From Investment
            Operations      1.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)
 Distributions from
  Realized Gains......     (0.09)
                           -----
   Total Dividends and
         Distributions     (0.13)
                           -----
Net Asset Value, End
 of Period............    $12.66
                          ======
Total Return..........     16.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $339
 Ratio of Expenses to
  Average Net Assets..      1.98%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.11%
 Portfolio Turnover
  Rate................      60.1%

                            2005      2004/(B)/
                            ----      ----
PARTNERS INTERNATIONAL FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.89     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.17       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.82       0.83
                            ----       ----
 Total From Investment
            Operations      1.99       0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)        --
 Distributions from
  Realized Gains......     (0.09)        --
   ----                    -----
   Total Dividends and
         Distributions     (0.14)        --
   ----                    -----
Net Asset Value, End
 of Period............    $12.74     $10.89
                          ======     ======
Total Return..........     18.33%      8.90%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $537,573   $193,488
 Ratio of Expenses to
  Average Net Assets..      1.10%      1.09%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.10%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.31%      0.63%/(d)/
 Portfolio Turnover
  Rate................      60.1%      78.8%/(d)/

                            2005      2004/(B)/
                            ----      ----
PARTNERS INTERNATIONAL FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.88     $10.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.81       0.53
                            ----       ----
 Total From Investment
            Operations      1.94       0.54
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)        --
 Distributions from
  Realized Gains......     (0.09)        --
   ----                    -----
   Total Dividends and
         Distributions     (0.13)        --
   ----                    -----
Net Asset Value, End
 of Period............    $12.69     $10.88
                          ======     ======
Total Return..........     17.95%      5.22%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $13,279        $12
 Ratio of Expenses to
  Average Net Assets..      1.36%      1.34%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.36%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.07%      0.21%/(d)/
 Portfolio Turnover
  Rate................      60.1%      78.8%/(d)/

                            2005      2004/(B)/
                            ----      ----
PARTNERS INTERNATIONAL FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.88     $10.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.80       0.55
                            ----       ----
 Total From Investment
            Operations      1.93       0.54
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)        --
 Distributions from
  Realized Gains......     (0.09)        --
   ----                    -----
   Total Dividends and
         Distributions     (0.13)        --
   ----                    -----
Net Asset Value, End
 of Period............    $12.68     $10.88
                          ======     ======
Total Return..........     17.84%      5.22%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,807       $191
 Ratio of Expenses to
  Average Net Assets..      1.48%      1.47%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.48%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.04%     (0.15)%/(d)/
 Portfolio Turnover
  Rate................      60.1%      78.8%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005      2004       2003/(E)/
                            ----      ----       ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.72    $11.97      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)    (0.06)      (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.65     (0.19)       2.02
                            ----     -----        ----
 Total From Investment
            Operations      0.62     (0.25)       1.97

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.68)       --          --
 ----                      -----
   Total Dividends and
         Distributions     (0.68)       --          --
 ----                      -----
Net Asset Value, End
 of Period............    $11.66    $11.72      $11.97
                          ======    ======      ======
Total Return..........      5.28%    (2.09)%     19.70%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,967      $144        $120
 Ratio of Expenses to
  Average Net Assets..      1.57%     1.55%       1.54%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --      1.57%/(d)/  1.57%/(g)(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.22)%   (0.53)%     (0.51)%/(g)/
 Portfolio Turnover
  Rate................      87.9%    129.3%       64.8%/(g)/

                            2005      2004       2003/(E)/
                            ----      ----       ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $11.69    $11.95      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)    (0.10)      (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.62     (0.16)       2.01
                            ----     -----        ----
 Total From Investment
            Operations      0.59     (0.26)       1.95

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.68)       --          --
 ----                      -----
   Total Dividends and
         Distributions     (0.68)       --          --
 ----                      -----
Net Asset Value, End
 of Period............    $11.60    $11.69      $11.95
                          ======    ======      ======
Total Return..........      5.02%    (2.18)%     19.50%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,393    $2,251        $119
 Ratio of Expenses to
  Average Net Assets..      1.75%     1.75%       1.72%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --      1.75%/(d)/  1.75%/(g)(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.27)%   (0.88)%     (0.69)%/(g)/
 Portfolio Turnover
  Rate................      87.9%    129.3%       64.8%/(g)/

                            2005
                            ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.79
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.12)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.76
                            ----
 Total From Investment
            Operations      0.64

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.68)
                           -----
   Total Dividends and
         Distributions     (0.68)
                           -----
Net Asset Value, End
 of Period............    $11.75
                          ======
Total Return..........      5.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $317
 Ratio of Expenses to
  Average Net Assets..      1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.00)%
 Portfolio Turnover
  Rate................      87.9%

                            2005      2004       2003/(E)/
                            ----      ----       ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.65    $11.93      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)    (0.09)      (0.09)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.63     (0.19)       2.02
                            ----     -----        ----
 Total From Investment
            Operations      0.59     (0.28)       1.93

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.68)       --          --
 ----                      -----
   Total Dividends and
         Distributions     (0.68)       --          --
 ----                      -----
Net Asset Value, End
 of Period............    $11.56    $11.65      $11.93
                          ======    ======      ======
Total Return /(b)/ ...      5.04%    (2.35)%     19.30%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $8,187    $5,451      $2,609
 Ratio of Expenses to
  Average Net Assets..      1.75%     1.80%       1.94%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      2.13%     2.36%/(d)/  6.94%/(g)(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.32)%   (0.77)%     (0.95)%/(g)/
 Portfolio Turnover
  Rate................      87.9%    129.3%       64.8%/(g)/

                            2005      2004       2003/(E)/
                            ----      ----       ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.85    $12.03      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.02        --        0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.66     (0.18)       2.02
                            ----     -----        ----
 Total From Investment
            Operations      0.68     (0.18)       2.03

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.68)       --          --
 ----                      -----
   Total Dividends and
         Distributions     (0.68)       --          --
 ----                      -----
Net Asset Value, End
 of Period............    $11.85    $11.85      $12.03
                          ======    ======      ======
Total Return..........      5.75%    (1.50)%     20.30%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $330,258    $5,331      $5,414
 Ratio of Expenses to
  Average Net Assets..      1.00%     0.98%       0.97%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --      1.00%/(d)/  1.00%/(g)(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.13%     0.04%       0.06%/(g)/
 Portfolio Turnover
  Rate................      87.9%    129.3%       64.8%/(g)/

                            2005      2004       2003/(E)/
                            ----      ----       ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $11.79    $12.00      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04     (0.03)      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.63     (0.18)       2.02
                            ----     -----        ----
 Total From Investment
            Operations      0.67     (0.21)       2.00

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.68)       --          --
 ----                      -----
   Total Dividends and
         Distributions     (0.68)       --          --
 ----                      -----
Net Asset Value, End
 of Period............    $11.78    $11.79      $12.00
                          ======    ======      ======
Total Return..........      5.69%    (1.75)%     20.00%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $31      $118        $120
 Ratio of Expenses to
  Average Net Assets..      1.26%     1.24%       1.23%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --      1.26%/(d)/  1.26%/(g)(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.38%    (0.22)%     (0.20)%/(g)/
 Portfolio Turnover
  Rate................      87.9%    129.3%       64.8%/(g)/

                            2005      2004       2003/(E)/
                            ----      ----       ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $11.77    $11.99      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.03     (0.04)      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.62     (0.18)       2.02
                            ----     -----        ----
 Total From Investment
            Operations      0.65     (0.22)       1.99

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.68)       --          --
 ----                      -----
   Total Dividends and
         Distributions     (0.68)       --          --
 ----                      -----
Net Asset Value, End
 of Period............    $11.74    $11.77      $11.99
                          ======    ======      ======
Total Return..........      5.52%    (1.83)%     19.90%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $17      $118        $120
 Ratio of Expenses to
  Average Net Assets..      1.38%     1.36%       1.35%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --      1.38%/(d)/  1.38%/(g)(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.27%    (0.34)%     (0.32)%/(g)/
 Portfolio Turnover
  Rate................      87.9%    129.3%       64.8%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit decreased on March 1, 2004.
/(d) /Expense ratio without commission rebates.
/(e) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005    2004/(B)/
                            ----    ----
PARTNERS LARGECAP VALUE FUND I
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.51   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.20     0.48
                            ----     ----
 Total From Investment
            Operations      1.25     0.51

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      --
 ----                      -----
   Total Dividends and
         Distributions     (0.04)      --
 ----                      -----
Net Asset Value, End
 of Period............    $11.72   $10.51
                          ======   ======
Total Return..........     11.88%    5.10%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $376      $10
 Ratio of Expenses to
  Average Net Assets..      1.37%    1.37%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.48%    0.64%/(d)/
 Portfolio Turnover
  Rate................      58.9%    32.7%/(d)/

                            2005    2004/(B)/
                            ----    ----
PARTNERS LARGECAP VALUE FUND I
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.50   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.06     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.17     0.48
                            ----     ----
 Total From Investment
            Operations      1.23     0.50

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      --
 ----                      -----
   Total Dividends and
         Distributions     (0.04)      --
 ----                      -----
Net Asset Value, End
 of Period............    $11.69   $10.50
                          ======   ======
Total Return..........     11.69%    5.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $19      $10
 Ratio of Expenses to
  Average Net Assets..      1.55%    1.55%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.56%    0.47%/(d)/
 Portfolio Turnover
  Rate................      58.9%    32.7%/(d)/

                            2005
                            ----
PARTNERS LARGECAP VALUE FUND I
------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.14
                            ----
 Total From Investment
            Operations      1.18

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)
                           -----
   Total Dividends and
         Distributions     (0.03)
                           -----
Net Asset Value, End
 of Period............    $11.71
                          ======
Total Return..........     11.23%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $390
 Ratio of Expenses to
  Average Net Assets..      1.68%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.34%
 Portfolio Turnover
  Rate................      58.9%

                            2005    2004/(B)/
                            ----    ----
PARTNERS LARGECAP VALUE FUND I
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.53   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.14     0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.17     0.48
                            ----     ----
 Total From Investment
            Operations      1.31     0.53

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      --
 ----                      -----
   Total Dividends and
         Distributions     (0.04)      --
 ----                      -----
Net Asset Value, End
 of Period............    $11.80   $10.53
                          ======   ======
Total Return..........     12.49%    5.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $287,911   $5,225
 Ratio of Expenses to
  Average Net Assets..      0.80%    0.80%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.26%    1.22%/(d)/
 Portfolio Turnover
  Rate................      58.9%    32.7%/(d)/

                            2005    2004/(B)/
                            ----    ----
PARTNERS LARGECAP VALUE FUND I
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.52   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.12     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.17     0.48
                            ----     ----
 Total From Investment
            Operations      1.29     0.52

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      --
 ----                      -----
   Total Dividends and
         Distributions     (0.04)      --
 ----                      -----
Net Asset Value, End
 of Period............    $11.77   $10.52
                          ======   ======
Total Return..........     12.28%    5.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,594      $11
 Ratio of Expenses to
  Average Net Assets..      1.06%    1.06%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.02%    0.97%/(d)/
 Portfolio Turnover
  Rate................      58.9%    32.7%/(d)/

                            2005    2004/(B)/
                            ----    ----
PARTNERS LARGECAP VALUE FUND I
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.52   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.16     0.48
                            ----     ----
 Total From Investment
            Operations      1.26     0.52

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)      --
 ----                      -----
   Total Dividends and
         Distributions     (0.04)      --
 ----                      -----
Net Asset Value, End
 of Period............    $11.74   $10.52
                          ======   ======
Total Return..........     11.99%    5.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $12      $11
 Ratio of Expenses to
  Average Net Assets..      1.18%    1.18%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.92%    0.82%/(d)/
 Portfolio Turnover
  Rate................      58.9%    32.7%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005/(B)/
                           ----
PARTNERS LARGECAP VALUE FUND II
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.03
                            ----
 Total From Investment
            Operations      0.09
                            ----
Net Asset Value, End
 of Period............    $10.09
                          ======
Total Return..........      0.90%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $554
 Ratio of Expenses to
  Average Net Assets..      1.42%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.69%/(d)/
 Portfolio Turnover
  Rate................      19.8%/(d)/

                           2005/(B)/
                           ----
PARTNERS LARGECAP VALUE FUND II
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.02
                            ----
 Total From Investment
            Operations      0.08
                            ----
Net Asset Value, End
 of Period............    $10.08
                          ======
Total Return..........      0.80%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $59
 Ratio of Expenses to
  Average Net Assets..      1.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.70%/(d)/
 Portfolio Turnover
  Rate................      19.8%/(d)/

                           2005/(B)/
                           ----
PARTNERS LARGECAP VALUE FUND II
-------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.01
                            ----
 Total From Investment
            Operations      0.06
                            ----
Net Asset Value, End
 of Period............    $10.06
                          ======
Total Return..........      0.60%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $11
 Ratio of Expenses to
  Average Net Assets..      1.73%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.55%/(d)/
 Portfolio Turnover
  Rate................      19.8%/(d)/

                           2005/(B)/
                           ----
PARTNERS LARGECAP VALUE FUND II
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.02
                            ----
 Total From Investment
            Operations      0.14
                            ----
Net Asset Value, End
 of Period............    $10.14
                          ======
Total Return..........      1.40%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $196,340
 Ratio of Expenses to
  Average Net Assets..      0.85%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.46%/(d)/
 Portfolio Turnover
  Rate................      19.8%/(d)/

                           2005/(B)/
                           ----
PARTNERS LARGECAP VALUE FUND II
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.01
                            ----
 Total From Investment
            Operations      0.13
                            ----
Net Asset Value, End
 of Period............    $10.13
                          ======
Total Return..........      1.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $457
 Ratio of Expenses to
  Average Net Assets..      1.11%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.42%/(d)/
 Portfolio Turnover
  Rate................      19.8%/(d)/

                           2005/(B)/
                           ----
PARTNERS LARGECAP VALUE FUND II
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.02
                            ----
 Total From Investment
            Operations      0.11
                            ----
Net Asset Value, End
 of Period............    $10.11
                          ======
Total Return..........      1.10%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $10
 Ratio of Expenses to
  Average Net Assets..      1.23%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.05%/(d)/
 Portfolio Turnover
  Rate................      19.8%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005/(B)/
                           ----
PARTNERS MIDCAP GROWTH FUND II
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.78
                            ----
 Total From Investment
            Operations      0.70
                            ----
Net Asset Value, End
 of Period............    $10.70
                          ======
Total Return..........      7.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,289
 Ratio of Expenses to
  Average Net Assets..      1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.95)%/(d)/
 Portfolio Turnover
  Rate................     126.4%/(d)/

                           2005/(B)/
                           ----
PARTNERS MIDCAP GROWTH FUND II
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.79
                            ----
 Total From Investment
            Operations      0.69
                            ----
Net Asset Value, End
 of Period............    $10.69
                          ======
Total Return..........      6.90%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $210
 Ratio of Expenses to
  Average Net Assets..      1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.15)%/(d)/
 Portfolio Turnover
  Rate................     126.4%/(d)/

                           2005/(B)/
                           ----
PARTNERS MIDCAP GROWTH FUND II
------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.79
                            ----
 Total From Investment
            Operations      0.68
                            ----
Net Asset Value, End
 of Period............    $10.68
                          ======
Total Return..........      6.80%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $47
 Ratio of Expenses to
  Average Net Assets..      1.88%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.28)%/(d)/
 Portfolio Turnover
  Rate................     126.4%/(d)/

                           2005/(B)/
                           ----
PARTNERS MIDCAP GROWTH FUND II
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.83
                            ----
 Total From Investment
            Operations      0.80
                            ----
Net Asset Value, End
 of Period............    $10.80
                          ======
Total Return..........      8.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $445,559
 Ratio of Expenses to
  Average Net Assets..      1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.29)%/(d)/
 Portfolio Turnover
  Rate................     126.4%/(d)/

                           2005/(B)/
                           ----
PARTNERS MIDCAP GROWTH FUND II
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.78
                            ----
 Total From Investment
            Operations      0.73
                            ----
Net Asset Value, End
 of Period............    $10.73
                          ======
Total Return..........      7.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,000
 Ratio of Expenses to
  Average Net Assets..      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.55)%/(d)/
 Portfolio Turnover
  Rate................     126.4%/(d)/

                           2005/(B)/
                           ----
PARTNERS MIDCAP GROWTH FUND II
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.79
                            ----
 Total From Investment
            Operations      0.71
                            ----
Net Asset Value, End
 of Period............    $10.71
                          ======
Total Return..........      7.10%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $808
 Ratio of Expenses to
  Average Net Assets..      1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.88)%/(d)/
 Portfolio Turnover
  Rate................     126.4%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005       2004/(B)/
                            ----       ----
PARTNERS MIDCAP VALUE FUND I
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.43      $10.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.02)         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.00        0.84
                            ----        ----
 Total From Investment
            Operations      1.98        0.84

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)         --
 Distributions from
  Realized Gains......     (0.13)         --
   ----                    -----
   Total Dividends and
         Distributions     (0.17)         --
   ----                    -----
Net Asset Value, End
 of Period............    $13.24      $11.43
                          ======      ======
Total Return..........     17.53%       7.93%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,696        $339
 Ratio of Expenses to
  Average Net Assets..      1.57%       1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.11)%     (0.08)%/(d)/
 Portfolio Turnover
  Rate................      59.4%       66.0%/(d)/

                            2005       2004/(B)/
                            ----       ----
PARTNERS MIDCAP VALUE FUND I
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $11.43      $10.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.99        0.85
                            ----        ----
 Total From Investment
            Operations      1.95        0.84

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)         --
 Distributions from
  Realized Gains......     (0.13)         --
   ----                    -----
   Total Dividends and
         Distributions     (0.17)         --
   ----                    -----
Net Asset Value, End
 of Period............    $13.21      $11.43
                          ======      ======
Total Return..........     17.25%       7.93%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $870         $11
 Ratio of Expenses to
  Average Net Assets..      1.75%       1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.28)%     (0.21)%/(d)/
 Portfolio Turnover
  Rate................      59.4%       66.0%/(d)/

                            2005
                            ----
PARTNERS MIDCAP VALUE FUND I
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $11.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.02
                            ----
 Total From Investment
            Operations      1.96

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)
 Distributions from
  Realized Gains......     (0.13)
                           -----
   Total Dividends and
         Distributions     (0.17)
                           -----
Net Asset Value, End
 of Period............    $13.24
                          ======
Total Return..........     17.29%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $272
 Ratio of Expenses to
  Average Net Assets..      1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.46)%
 Portfolio Turnover
  Rate................      59.4%

                            2005       2004/(E)/
                            ----       ----
PARTNERS MIDCAP VALUE FUND I
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.46      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.06        0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.00        1.41
                            ----        ----
 Total From Investment
            Operations      2.06        1.46

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)         --
 Distributions from
  Realized Gains......     (0.13)         --
   ----                    -----
   Total Dividends and
         Distributions     (0.18)         --
   ----                    -----
Net Asset Value, End
 of Period............    $13.34      $11.46
                          ======      ======
Total Return..........     18.16%      14.60%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $515,611    $302,583
 Ratio of Expenses to
  Average Net Assets..      1.00%       1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.49%       0.57%/(d)/
 Portfolio Turnover
  Rate................      59.4%       66.0%/(d)/

                            2005       2004/(B)/
                            ----       ----
PARTNERS MIDCAP VALUE FUND I
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $11.45      $10.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.02        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.00        0.84
                            ----        ----
 Total From Investment
            Operations      2.02        0.86

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)         --
 Distributions from
  Realized Gains......     (0.13)         --
   ----                    -----
   Total Dividends and
         Distributions     (0.17)         --
   ----                    -----
Net Asset Value, End
 of Period............    $13.30      $11.45
                          ======      ======
Total Return..........     17.89%       8.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,114         $57
 Ratio of Expenses to
  Average Net Assets..      1.26%       1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.13%       0.34%/(d)/
 Portfolio Turnover
  Rate................      59.4%       66.0%/(d)/

                            2005       2004/(B)/
                            ----       ----
PARTNERS MIDCAP VALUE FUND I
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $11.44      $10.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.04        0.84
                            ----        ----
 Total From Investment
            Operations      2.00        0.85

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)         --
 Distributions from
  Realized Gains......     (0.13)         --
   ----                    -----
   Total Dividends and
         Distributions     (0.17)         --
   ----                    -----
Net Asset Value, End
 of Period............    $13.27      $11.44
                          ======      ======
Total Return..........     17.71%       8.03%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $891         $11
 Ratio of Expenses to
  Average Net Assets..      1.38%       1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.27)%      0.16%/(d)/
 Portfolio Turnover
  Rate................      59.4%       66.0%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from December 29, 2003, date operations commenced, through October
  31, 2004.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005        2004       2003/(C)/
                            ----        ----       ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $14.80      $13.56      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.07)      (0.05)      (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.83        2.10        3.62
                            ----        ----        ----
 Total From Investment
            Operations      1.76        2.05        3.56
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)         --          --
 Distributions from
  Realized Gains......     (0.25)      (0.81)         --
 ----                      -----       -----
   Total Dividends and
         Distributions     (0.27)      (0.81)         --
 ----                      -----       -----
Net Asset Value, End
 of Period............    $16.29      $14.80      $13.56
                          ======      ======      ======
Total Return..........     11.98%      15.88%      35.60%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,945        $158        $136
 Ratio of Expenses to
  Average Net Assets..      1.57%       1.54%       1.54%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.57%/(b)/  1.57%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.43)%     (0.39)%     (0.60)%/(e)/
 Portfolio Turnover
  Rate................     110.2%      117.5%      111.5%/(e)/

                            2005        2004       2003/(C)/
                            ----        ----       ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $14.74      $13.54      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.11)      (0.09)      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.83        2.10        3.61
                            ----        ----        ----
 Total From Investment
            Operations      1.72        2.01        3.54
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)         --          --
 Distributions from
  Realized Gains......     (0.25)      (0.81)         --
 ----                      -----       -----
   Total Dividends and
         Distributions     (0.27)      (0.81)         --
 ----                      -----       -----
Net Asset Value, End
 of Period............    $16.19      $14.74      $13.54
                          ======      ======      ======
Total Return..........     11.74%      15.59%      35.40%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $965         $83        $135
 Ratio of Expenses to
  Average Net Assets..      1.75%       1.72%       1.72%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.75%/(b)/  1.75%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.66)%     (0.66)%     (0.79)%/(e)/
 Portfolio Turnover
  Rate................     110.2%      117.5%      111.5%/(e)/

                            2005
                            ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $15.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.13)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.79
                            ----
 Total From Investment
            Operations      1.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)
 Distributions from
  Realized Gains......     (0.25)
                           -----
   Total Dividends and
         Distributions     (0.27)
                           -----
Net Asset Value, End
 of Period............    $16.41
                          ======
Total Return..........     11.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $41
 Ratio of Expenses to
  Average Net Assets..      1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.83)%
 Portfolio Turnover
  Rate................     110.2%

                            2005        2004       2003/(C)/
                            ----        ----       ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $14.95      $13.62      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --        0.07          --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.87        2.07        3.62
                            ----        ----        ----
 Total From Investment
            Operations      1.87        2.14        3.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)         --          --
 Distributions from
  Realized Gains......     (0.25)      (0.81)         --
 ----                      -----       -----
   Total Dividends and
         Distributions     (0.28)      (0.81)         --
 ----                      -----       -----
Net Asset Value, End
 of Period............    $16.54      $14.95      $13.62
                          ======      ======      ======
Total Return..........     12.59%      16.50%      36.20%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $235,767    $159,678      $4,868
 Ratio of Expenses to
  Average Net Assets..      1.00%       0.94%       0.97%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.00%/(b)/  1.00%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.01%       0.53%      (0.04)%/(e)/
 Portfolio Turnover
  Rate................     110.2%      117.5%      111.5%/(e)/

                            2005        2004       2003/(C)/
                            ----        ----       ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $14.88      $13.59      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)      (0.03)      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.85        2.13        3.62
                            ----        ----        ----
 Total From Investment
            Operations      1.82        2.10        3.59
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)         --          --
 Distributions from
  Realized Gains......     (0.25)      (0.81)         --
 ----                      -----       -----
   Total Dividends and
         Distributions     (0.28)      (0.81)         --
 ----                      -----       -----
Net Asset Value, End
 of Period............    $16.42      $14.88      $13.59
                          ======      ======      ======
Total Return..........     12.28%      16.23%      35.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $276         $71        $136
 Ratio of Expenses to
  Average Net Assets..      1.26%       1.23%       1.23%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.26%/(b)/  1.26%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.21)%     (0.18)%     (0.30)%/(e)/
 Portfolio Turnover
  Rate................     110.2%      117.5%      111.5%/(e)/

                            2005        2004       2003/(C)/
                            ----        ----       ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $14.85      $13.58      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)      (0.03)      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.86        2.11        3.62
                            ----        ----        ----
 Total From Investment
            Operations      1.80        2.08        3.58
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)         --          --
 Distributions from
  Realized Gains......     (0.25)      (0.81)         --
 ----                      -----       -----
   Total Dividends and
         Distributions     (0.28)      (0.81)         --
 ----                      -----       -----
Net Asset Value, End
 of Period............    $16.37      $14.85      $13.58
                          ======      ======      ======
Total Return..........     12.16%      16.09%      35.80%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $355        $161        $136
 Ratio of Expenses to
  Average Net Assets..      1.38%       1.35%       1.35%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.38%/(b)/  1.38%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.36)%     (0.20)%     (0.42)%/(e)/
 Portfolio Turnover
  Rate................     110.2%      117.5%      111.5%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without commission rebates.
/(c) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002      2001/(F)/
                            ----         ----         ----         ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.62        $7.00        $5.08        $7.32      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.12)       (0.11)       (0.08)       (0.04)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.87         0.73         2.00        (2.20)     (2.42)
                            ----         ----         ----        -----      -----
 Total From Investment
            Operations      0.75         0.62         1.92        (2.24)     (2.50)
                            ----         ----         ----        -----      -----
Net Asset Value, End
 of Period............     $8.37        $7.62        $7.00        $5.08      $7.32
                           =====        =====        =====        =====      =====
Total Return..........      9.84%        8.86%       37.80%      (30.60)%   (23.67)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,889       $2,579       $2,446       $1,092       $734
 Ratio of Expenses to
  Average Net Assets..      1.67%        1.67%        1.66%        1.67%      1.67%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         1.67%/(e)/   1.67%/(e)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.42)%      (1.49)%      (1.45)%      (1.47)%    (1.32)%/(h)/
 Portfolio Turnover
  Rate................      91.5%        94.6%       333.6%       110.9%     161.1%/(h)/

                            2005         2004         2003         2002      2001/(F)/
                            ----         ----         ----         ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $7.57        $6.96        $5.06        $7.31      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.13)       (0.12)       (0.09)       (0.06)     (0.09)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.86         0.73         1.99        (2.19)     (2.42)
                            ----         ----         ----        -----      -----
 Total From Investment
            Operations      0.73         0.61         1.90        (2.25)     (2.51)
                            ----         ----         ----        -----      -----
Net Asset Value, End
 of Period............     $8.30        $7.57        $6.96        $5.06      $7.31
                           =====        =====        =====        =====      =====
Total Return..........      9.64%        8.76%       37.55%      (30.78)%   (23.77)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $878         $754       $1,136         $789       $733
 Ratio of Expenses to
  Average Net Assets..      1.85%        1.85%        1.84%        1.85%      1.85%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         1.85%/(e)/   1.85%/(e)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.60)%      (1.67)%      (1.63)%      (1.65)%    (1.50)%/(h)/
 Portfolio Turnover
  Rate................      91.5%        94.6%       333.6%       110.9%     161.1%/(h)/

                            2005
                            ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.79
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.14)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.87
                            ----
 Total From Investment
            Operations      0.73
                            ----
Net Asset Value, End
 of Period............     $8.52
                           =====
Total Return..........      9.37%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $41
 Ratio of Expenses to
  Average Net Assets..      1.98%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.73)%
 Portfolio Turnover
  Rate................      91.5%

                            2005         2004         2003         2002      2001/(I)/
                            ----         ----         ----         ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $7.33        $6.75        $4.92        $7.12      $8.28
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.14)       (0.13)       (0.10)       (0.06)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.83         0.71         1.93        (2.14)     (1.11)
                            ----         ----         ----        -----      -----
 Total From Investment
            Operations      0.69         0.58         1.83        (2.20)     (1.16)
                            ----         ----         ----        -----      -----
Net Asset Value, End
 of Period............     $8.02        $7.33        $6.75        $4.92      $7.12
                           =====        =====        =====        =====      =====
Total Return /(c)/ ...      9.41%        8.59%       37.20%      (30.90)%   (13.70)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $8,323       $8,026       $5,932       $1,386       $316
 Ratio of Expenses to
  Average Net Assets..      2.05%        2.05%        2.05%        2.05%      2.02%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.21%/(e)/   2.24%/(e)/   3.39%/(e)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.80)%      (1.86)%      (1.85)%      (1.85)%    (1.72)%/(h)/
 Portfolio Turnover
  Rate................      91.5%        94.6%       333.6%       110.9%     161.1%/(h)/

                            2005         2004         2003         2002      2001/(F)/
                            ----         ----         ----         ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.78        $7.10        $5.12        $7.35      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.07)       (0.07)       (0.05)       (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.88         0.75         2.03        (2.19)     (2.43)
                            ----         ----         ----        -----      -----
 Total From Investment
            Operations      0.81         0.68         1.98        (2.23)     (2.47)
                            ----         ----         ----        -----      -----
Net Asset Value, End
 of Period............     $8.59        $7.78        $7.10        $5.12      $7.35
                           =====        =====        =====        =====      =====
Total Return..........     10.41%        9.58%       38.67%      (30.34)%   (23.36)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $122,265      $71,754      $60,637      $91,760     $5,591
 Ratio of Expenses to
  Average Net Assets..      1.10%        1.10%        1.09%        1.10%      1.10%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         1.10%/(e)/   1.10%/(e)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.85)%      (0.92)%      (0.89)%      (0.90)%    (0.78)%/(h)/
 Portfolio Turnover
  Rate................      91.5%        94.6%       333.6%       110.9%     161.1%/(h)/

                            2005         2004         2003         2002      2001/(F)/
                            ----         ----         ----         ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $7.75        $7.09        $5.13        $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.09)       (0.09)       (0.07)       (0.04)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.88         0.75         2.03        (2.17)     (2.42)
                            ----         ----         ----        -----      -----
 Total From Investment
            Operations      0.79         0.66         1.96        (2.21)     (2.48)
                            ----         ----         ----        -----      -----
Net Asset Value, End
 of Period............     $8.54        $7.75        $7.09        $5.13      $7.34
                           =====        =====        =====        =====      =====
Total Return..........     10.19%        9.31%       38.21%      (30.11)%   (23.46)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,522       $1,858       $1,682         $931       $735
 Ratio of Expenses to
  Average Net Assets..      1.36%        1.36%        1.35%        1.36%      1.36%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         1.36%/(e)/   1.36%/(e)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.11)%      (1.18)%      (1.15)%      (1.17)%    (1.01)%/(h)/
 Portfolio Turnover
  Rate................      91.5%        94.6%       333.6%       110.9%     161.1%/(h)/

                            2005         2004         2003         2002      2001/(F)/
                            ----         ----         ----         ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $7.68        $7.04        $5.10        $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.10)       (0.10)       (0.07)       (0.09)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.86         0.74         2.01        (2.15)     (2.42)
                            ----         ----         ----        -----      -----
 Total From Investment
            Operations      0.76         0.64         1.94        (2.24)     (2.48)
                            ----         ----         ----        -----      -----
Net Asset Value, End
 of Period............     $8.44        $7.68        $7.04        $5.10      $7.34
                           =====        =====        =====        =====      =====
Total Return..........      9.90%        9.09%       38.04%      (30.52)%   (23.46)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $93          $54         $706         $510       $735
 Ratio of Expenses to
  Average Net Assets..      1.48%        1.48%        1.47%        1.47%      1.48%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         1.48%/(e)/   1.48%/(e)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.22)%      (1.30)%      (1.26)%      (1.27)%    (1.13)%/(h)/
 Portfolio Turnover
  Rate................      91.5%        94.6%       333.6%       110.9%     161.1%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each incurred an unrealized loss of $.18 per share from November 28, 2000 through December 5, 2000.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005     2004/(B)/
                            ----     ----
PARTNERS SMALLCAP GROWTH FUND III
---------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $9.59    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.15)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.46     (0.36)
                            ----     -----
 Total From Investment
            Operations      1.31     (0.41)
                            ----     -----
Net Asset Value, End
 of Period............    $10.90     $9.59
                          ======     =====
Total Return..........     13.66%    (4.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $397       $10
 Ratio of Expenses to
  Average Net Assets..      1.67%     1.55%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --      1.67%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.39)%   (1.25)%/(d)/
 Portfolio Turnover
  Rate................      84.0%     51.3%/(d)/

                            2005     2004/(B)/
                            ----     ----
PARTNERS SMALLCAP GROWTH FUND III
---------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $9.59    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.17)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.45     (0.36)
                            ----     -----
 Total From Investment
            Operations      1.28     (0.41)
                            ----     -----
Net Asset Value, End
 of Period............    $10.87     $9.59
                          ======     =====
Total Return..........     13.35%    (4.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $97        $9
 Ratio of Expenses to
  Average Net Assets..      1.85%     1.73%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --      1.85%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.58)%   (1.43)%/(d)/
 Portfolio Turnover
  Rate................      84.0%     51.3%/(d)/

                            2005
                            ----
PARTNERS SMALLCAP GROWTH FUND III
---------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $9.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.18)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.41
                            ----
 Total From Investment
            Operations      1.23
                            ----
Net Asset Value, End
 of Period............    $10.89
                          ======
Total Return..........     12.73%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $11
 Ratio of Expenses to
  Average Net Assets..      1.98%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.70)%
 Portfolio Turnover
  Rate................      84.0%

                            2005     2004/(B)/
                            ----     ----
PARTNERS SMALLCAP GROWTH FUND III
---------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $9.62    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.09)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.46     (0.35)
                            ----     -----
 Total From Investment
            Operations      1.37     (0.38)
                            ----     -----
Net Asset Value, End
 of Period............    $10.99     $9.62
                          ======     =====
Total Return..........     14.24%    (3.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $130,356    $4,770
 Ratio of Expenses to
  Average Net Assets..      1.10%     0.98%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --      1.10%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.82)%   (0.68)%/(d)/
 Portfolio Turnover
  Rate................      84.0%     51.3%/(d)/

                            2005     2004/(B)/
                            ----     ----
PARTNERS SMALLCAP GROWTH FUND III
---------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $9.61    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.12)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.46     (0.35)
                            ----     -----
 Total From Investment
            Operations      1.34     (0.39)
                            ----     -----
Net Asset Value, End
 of Period............    $10.95     $9.61
                          ======     =====
Total Return..........     13.94%    (3.90)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,523       $10
 Ratio of Expenses to
  Average Net Assets..      1.36%     1.26%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --      1.36%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.11)%   (0.96)%/(d)/
 Portfolio Turnover
  Rate................      84.0%     51.3%/(d)/

                            2005     2004/(B)/
                            ----     ----
PARTNERS SMALLCAP GROWTH FUND III
---------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $9.60    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.13)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.46     (0.36)
                            ----     -----
 Total From Investment
            Operations      1.33     (0.40)
                            ----     -----
Net Asset Value, End
 of Period............    $10.93     $9.60
                          ======     =====
Total Return..........     13.85%    (4.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $11       $10
 Ratio of Expenses to
  Average Net Assets..      1.48%     1.36%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --      1.48%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.21)%   (1.06)%/(d)/
 Portfolio Turnover
  Rate................      84.0%     51.3%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005        2004          2003        2002     2001/(F)/
                            ----        ----          ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $14.74      $13.02         $9.51       $9.96    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.08)      (0.07)        (0.07)      (0.06)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.13        1.79          3.67       (0.24)       --
 ----                       ----        ----          ----       -----
 Total From Investment
            Operations      2.05        1.72          3.60       (0.30)    (0.04)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --         (0.09)      (0.15)       --
 ------                                              -----       -----
   Total Dividends and
         Distributions        --          --         (0.09)      (0.15)       --
 ------                                              -----       -----
Net Asset Value, End
 of Period............    $16.79      $14.74        $13.02       $9.51     $9.96
                          ======      ======        ======       =====     =====
Total Return..........     13.91%      13.22%        38.18%      (3.24)%   (0.40)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $6,150      $5,963        $4,284        $985      $831
 Ratio of Expenses to
  Average Net Assets..      1.57%       1.54%         1.57%       1.57%     1.57%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.57%/(e)/      --          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.47)%     (0.50)%       (0.62)%     (0.76)%   (0.59)%/(h)/
 Portfolio Turnover
  Rate................      51.3%       26.3%         44.1%       27.9%     58.0%/(h)/

                            2005        2004          2003        2002     2001/(F)/
                            ----        ----          ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $14.62      $12.94         $9.48       $9.95    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.11)      (0.10)        (0.08)      (0.04)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.12        1.78          3.63       (0.28)       --
 ----                       ----        ----          ----       -----
 Total From Investment
            Operations      2.01        1.68          3.55       (0.32)    (0.05)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --         (0.09)      (0.15)       --
 ------                                              -----       -----
   Total Dividends and
         Distributions        --          --         (0.09)      (0.15)       --
 ------                                              -----       -----
Net Asset Value, End
 of Period............    $16.63      $14.62        $12.94       $9.48     $9.95
                          ======      ======        ======       =====     =====
Total Return..........     13.75%      12.99%        37.76%      (3.44)%   (0.50)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,865      $2,738        $2,028      $1,398      $830
 Ratio of Expenses to
  Average Net Assets..      1.75%       1.72%         1.75%       1.75%     1.75%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.75%/(e)/      --          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.65)%     (0.68)%       (0.80)%     (0.94)%   (0.77)%/(h)/
 Portfolio Turnover
  Rate................      51.3%       26.3%         44.1%       27.9%     58.0%/(h)/

                            2005
                            ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $15.15
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     (0.13)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.05
                            ----
 Total From Investment
            Operations      1.92
                            ----
Net Asset Value, End
 of Period............    $17.07
                          ======
Total Return..........     12.67%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $11
 Ratio of Expenses to
  Average Net Assets..      1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.78)%
 Portfolio Turnover
  Rate................      51.3%

                            2005        2004          2003        2002     2001/(F)/
                            ----        ----          ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $14.53      $12.89         $9.46       $9.94    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.14)      (0.13)        (0.11)      (0.05)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.10        1.77          3.63       (0.28)    (0.02)
                            ----        ----          ----       -----     -----
 Total From Investment
            Operations      1.96        1.64          3.52       (0.33)    (0.06)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --         (0.09)      (0.15)       --
 ------                                              -----       -----
   Total Dividends and
         Distributions        --          --         (0.09)      (0.15)       --
 ------                                              -----       -----
Net Asset Value, End
 of Period............    $16.49      $14.53        $12.89       $9.46     $9.94
                          ======      ======        ======       =====     =====
Total Return /(c)/ ...     13.49%      12.73%        37.53%      (3.55)%   (0.60)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $10,055      $6,843        $5,962      $4,867    $1,472
 Ratio of Expenses to
  Average Net Assets..      1.95%       1.95%         1.95%       1.95%     1.81%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.05%       2.11%/(e)/    2.57%         --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.85)%     (0.90)%       (1.00)%     (1.15)%   (0.84)%/(h)/
 Portfolio Turnover
  Rate................      51.3%       26.3%         44.1%       27.9%     58.0%/(h)/

                            2005        2004          2003        2002     2001/(F)/
                            ----        ----          ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $15.03      $13.21         $9.60      $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.02        0.01            --       (0.04)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.17        1.81          3.70       (0.21)       --
 ----                       ----        ----          ----       -----
 Total From Investment
            Operations      2.19        1.82          3.70       (0.25)       --
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --         (0.09)      (0.15)       --
 ------                                              -----       -----
   Total Dividends and
         Distributions        --          --         (0.09)      (0.15)       --
 ------                                              -----       -----
Net Asset Value, End
 of Period............    $17.22      $15.03        $13.21       $9.60    $10.00
                          ======      ======        ======       =====    ======
Total Return..........     14.60%      13.79%        38.87%      (2.72)%    0.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $287,753    $231,413      $174,262    $133,400    $5,682
 Ratio of Expenses to
  Average Net Assets..      1.00%       0.97%         1.00%       1.00%     1.00%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.00%/(e)/      --          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.09%       0.07%        (0.04)%     (0.20)%   (0.07)%/(h)/
 Portfolio Turnover
  Rate................      51.3%       26.3%         44.1%       27.9%     58.0%/(h)/

                            2005        2004          2003        2002     2001/(F)/
                            ----        ----          ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $14.92      $13.14         $9.56       $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)      (0.03)        (0.03)         --     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.16        1.81          3.70       (0.27)       --
 ----                       ----        ----          ----       -----
 Total From Investment
            Operations      2.13        1.78          3.67       (0.27)    (0.02)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --         (0.09)      (0.15)       --
 ------                                              -----       -----
   Total Dividends and
         Distributions        --          --         (0.09)      (0.15)       --
 ------                                              -----       -----
Net Asset Value, End
 of Period............    $17.05      $14.92        $13.14       $9.56     $9.98
                          ======      ======        ======       =====     =====
Total Return..........     14.28%      13.56%        38.71%      (2.93)%   (0.20)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $17,400     $14,537       $12,008      $5,733      $833
 Ratio of Expenses to
  Average Net Assets..      1.26%       1.24%         1.26%       1.26%     1.26%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.26%/(e)/      --          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.17)%     (0.19)%       (0.31)%     (0.47)%   (0.28)%/(h)/
 Portfolio Turnover
  Rate................      51.3%       26.3%         44.1%       27.9%     58.0%/(h)/

                            2005        2004          2003        2002     2001/(F)/
                            ----        ----          ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $14.83      $13.08         $9.54       $9.97    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01       (0.04)        (0.04)      (0.06)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.08        1.79          3.67       (0.22)       --
 ----                       ----        ----          ----       -----
 Total From Investment
            Operations      2.09        1.75          3.63       (0.28)    (0.03)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --         (0.09)      (0.15)       --
 ------                                              -----       -----
   Total Dividends and
         Distributions        --          --         (0.09)      (0.15)       --
 ------                                              -----       -----
Net Asset Value, End
 of Period............    $16.92      $14.83        $13.08       $9.54     $9.97
                          ======      ======        ======       =====     =====
Total Return..........     14.09%      13.39%        38.37%      (3.03)%   (0.30)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $375         $24           $16        $796      $833
 Ratio of Expenses to
  Average Net Assets..      1.38%       1.35%         1.38%       1.37%     1.38%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.38%/(e)/      --          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.09%      (0.31)%       (0.43)%     (0.56)%   (0.40)%/(h)/
 Portfolio Turnover
  Rate................      51.3%       26.3%         44.1%       27.9%     58.0%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(e) /Expense ratio without commission rebates.
/(f) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005        2004        2003/(C)/
                            ----        ----        ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $15.83      $13.92       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.01)      (0.04)        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.25        2.55         3.90
                            ----        ----         ----
 Total From Investment
            Operations      2.24        2.51         3.92
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)         --           --
 Distributions from
  Realized Gains......     (0.90)      (0.60)          --
  ----                     -----       -----
   Total Dividends and
         Distributions     (0.92)      (0.60)          --
  ----                     -----       -----
Net Asset Value, End
 of Period............    $17.15      $15.83       $13.92
                          ======      ======       ======
Total Return..........     14.43%      18.63%       39.20%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $12,127      $6,422         $258
 Ratio of Expenses to
  Average Net Assets..      1.57%       1.57%        1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.57%/(b)/   1.57%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.05)%     (0.23)%       0.19%/(e)/
 Portfolio Turnover
  Rate................      43.1%       46.7%        67.2%/(e)/

                            2005        2004        2003/(C)/
                            ----        ----        ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $15.78      $13.89       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)      (0.06)          --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.25        2.55         3.89
                            ----        ----         ----
 Total From Investment
            Operations      2.21        2.49         3.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)         --           --
 Distributions from
  Realized Gains......     (0.90)      (0.60)          --
  ----                     -----       -----
   Total Dividends and
         Distributions     (0.92)      (0.60)          --
  ----                     -----       -----
Net Asset Value, End
 of Period............    $17.07      $15.78       $13.89
                          ======      ======       ======
Total Return..........     14.27%      18.52%       38.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $14,395      $6,888         $702
 Ratio of Expenses to
  Average Net Assets..      1.75%       1.75%        1.75%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.75%/(b)/   1.75%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.23)%     (0.40)%      (0.04)%/(e)/
 Portfolio Turnover
  Rate................      43.1%       46.7%        67.2%/(e)/

                            2005
                            ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $16.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.17
                            ----
 Total From Investment
            Operations      2.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)
 Distributions from
  Realized Gains......     (0.90)
                           -----
   Total Dividends and
         Distributions     (0.92)
                           -----
Net Asset Value, End
 of Period............    $17.24
                          ======
Total Return..........     13.45%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $130
 Ratio of Expenses to
  Average Net Assets..      1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.30)%
 Portfolio Turnover
  Rate................      43.1%

                            2005        2004        2003/(C)/
                            ----        ----        ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $15.95      $13.99       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.09        0.05         0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.26        2.57         3.91
                            ----        ----         ----
 Total From Investment
            Operations      2.35        2.62         3.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)      (0.06)          --
 Distributions from
  Realized Gains......     (0.90)      (0.60)          --
  ----                     -----       -----
   Total Dividends and
         Distributions     (0.93)      (0.66)          --
  ----                     -----       -----
Net Asset Value, End
 of Period............    $17.37      $15.95       $13.99
                          ======      ======       ======
Total Return..........     15.04%      19.39%       39.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $202,697    $104,765      $51,198
 Ratio of Expenses to
  Average Net Assets..      1.00%       1.00%        1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.00%/(b)/   1.00%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.52%       0.32%        0.73%/(e)/
 Portfolio Turnover
  Rate................      43.1%       46.7%        67.2%/(e)/

                            2005        2004        2003/(C)/
                            ----        ----        ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $15.91      $13.95       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04        0.03         0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.27        2.55         3.91
                            ----        ----         ----
 Total From Investment
            Operations      2.31        2.58         3.95
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)      (0.02)          --
 Distributions from
  Realized Gains......     (0.90)      (0.60)          --
  ----                     -----       -----
   Total Dividends and
         Distributions     (0.93)      (0.62)          --
  ----                     -----       -----
Net Asset Value, End
 of Period............    $17.29      $15.91       $13.95
                          ======      ======       ======
Total Return..........     14.78%      19.14%       39.50%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $11,704      $3,196         $194
 Ratio of Expenses to
  Average Net Assets..      1.26%       1.26%        1.26%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.27%/(b)/   1.26%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.26%       0.17%        0.46%/(e)/
 Portfolio Turnover
  Rate................      43.1%       46.7%        67.2%/(e)/

                            2005        2004        2003/(C)/
                            ----        ----        ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $15.90      $13.94       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.03       (0.01)        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.25        2.58         3.91
                            ----        ----         ----
 Total From Investment
            Operations      2.28        2.57         3.94
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)      (0.01)          --
 Distributions from
  Realized Gains......     (0.90)      (0.60)          --
  ----                     -----       -----
   Total Dividends and
         Distributions     (0.93)      (0.61)          --
  ----                     -----       -----
Net Asset Value, End
 of Period............    $17.25      $15.90       $13.94
                          ======      ======       ======
Total Return..........     14.59%      19.02%       39.40%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,269        $909         $141
 Ratio of Expenses to
  Average Net Assets..      1.38%       1.38%        1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.38%/(b)/   1.38%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.15%      (0.04)%       0.34%/(e)/
 Portfolio Turnover
  Rate................      43.1%       46.7%        67.2%/(e)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without commission rebates.
/(c) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005      2004/(B)/
                            ----      ----
PARTNERS SMALLCAP VALUE FUND II
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.33     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.07)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.81       0.35
                            ----       ----
 Total From Investment
            Operations      1.74       0.33
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)        --
 ----                      -----
   Total Dividends and
         Distributions     (0.04)        --
 ----                      -----
Net Asset Value, End
 of Period............    $12.03     $10.33
                          ======     ======
Total Return..........     16.85%      3.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,235        $10
 Ratio of Expenses to
  Average Net Assets..      1.57%      1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.62)%    (0.58)%/(d)/
 Portfolio Turnover
  Rate................      50.8%       4.8%/(d)/

                            2005      2004/(B)/
                            ----      ----
PARTNERS SMALLCAP VALUE FUND II
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.32     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.09)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.80       0.35
                            ----       ----
 Total From Investment
            Operations      1.71       0.32
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)        --
 ----                      -----
   Total Dividends and
         Distributions     (0.04)        --
 ----                      -----
Net Asset Value, End
 of Period............    $11.99     $10.32
                          ======     ======
Total Return..........     16.58%      3.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $503        $10
 Ratio of Expenses to
  Average Net Assets..      1.75%      1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.75)%    (0.75)%/(d)/
 Portfolio Turnover
  Rate................      50.8%       4.8%/(d)/

                            2005
                            ----
PARTNERS SMALLCAP VALUE FUND II
-------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.76
                            ----
 Total From Investment
            Operations      1.66
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)
                           -----
   Total Dividends and
         Distributions     (0.04)
                           -----
Net Asset Value, End
 of Period............    $12.02
                          ======
Total Return..........     15.97%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $12
 Ratio of Expenses to
  Average Net Assets..      1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.85)%
 Portfolio Turnover
  Rate................      50.8%

                            2005      2004/(B)/
                            ----      ----
PARTNERS SMALLCAP VALUE FUND II
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.35     $10.00
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.81       0.35
                            ----       ----
 Total From Investment
            Operations      1.81       0.35
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)        --
  ----                     -----
   Total Dividends and
         Distributions     (0.04)        --
  ----                     -----
Net Asset Value, End
 of Period............    $12.12     $10.35
                          ======     ======
Total Return..........     17.55%      3.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $293,375    $20,666
 Ratio of Expenses to
  Average Net Assets..      1.00%      1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.03)%     0.00%/(d)/
 Portfolio Turnover
  Rate................      50.8%       4.8%/(d)/

                            2005      2004/(B)/
                            ----      ----
PARTNERS SMALLCAP VALUE FUND II
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.34     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.81       0.35
                            ----       ----
 Total From Investment
            Operations      1.78       0.34
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)        --
  ----                     -----
   Total Dividends and
         Distributions     (0.04)        --
  ----                     -----
Net Asset Value, End
 of Period............    $12.08     $10.34
                          ======     ======
Total Return..........     17.25%      3.40%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $123        $11
 Ratio of Expenses to
  Average Net Assets..      1.26%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.28)%    (0.26)%/(d)/
 Portfolio Turnover
  Rate................      50.8%       4.8%/(d)/

                            2005      2004/(B)/
                            ----      ----
PARTNERS SMALLCAP VALUE FUND II
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.34     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.81       0.36
                            ----       ----
 Total From Investment
            Operations      1.75       0.34
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)        --
  ----                     -----
   Total Dividends and
         Distributions     (0.04)        --
  ----                     -----
Net Asset Value, End
 of Period............    $12.05     $10.34
                          ======     ======
Total Return..........     16.95%      3.40%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $669        $10
 Ratio of Expenses to
  Average Net Assets..      1.38%      1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.56)%    (0.40)%/(d)/
 Portfolio Turnover
  Rate................      50.8%       4.8%/(d)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005       2004         2003        2002        2001/(F)/
                           ----       ----         ----        ----        ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.89      $7.62        $5.03       $7.56        $9.44
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.06)     (0.06)       (0.04)      (0.06)       (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.86       0.33         2.63       (2.11)       (1.82)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.80       0.27         2.59       (2.17)       (1.88)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
   Total Dividends and
         Distributions    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
Net Asset Value, End
 of Period............    $8.29      $7.89        $7.62       $5.03        $7.56
                          =====      =====        =====       =====        =====
Total Return..........    10.15%      3.54%       51.49%     (30.69)%     (19.06)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $19        $12         $954        $630         $947
 Ratio of Expenses to
  Average Net Assets..     1.32%      1.27%        1.32%       1.32%        1.32%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       1.32%/(e)/     --        1.32%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.69)%    (0.80)%      (0.67)%     (0.93)%      (1.02)%/(h)/
 Portfolio Turnover
  Rate................    181.7%     194.9%       270.1%      255.3%       178.3%/(h)/

                           2005       2004         2003        2002        2001/(F)/
                           ----       ----         ----        ----        ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $7.85      $7.60        $5.03       $7.56        $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)     (0.08)       (0.05)      (0.08)       (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.85       0.33         2.62       (2.09)       (1.81)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.78       0.25         2.57       (2.17)       (1.89)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
   Total Dividends and
         Distributions    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
Net Asset Value, End
 of Period............    $8.23      $7.85        $7.60       $5.03        $7.56
                          =====      =====        =====       =====        =====
Total Return..........     9.94%      3.29%       51.09%     (30.69)%     (19.14)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $83        $82         $985        $646         $963
 Ratio of Expenses to
  Average Net Assets..     1.50%      1.45%        1.50%       1.49%        1.50%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       1.50%/(e)/     --        1.50%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.88)%    (0.97)%      (0.85)%     (1.11)%      (1.19)%/(h)/
 Portfolio Turnover
  Rate................    181.7%     194.9%       270.1%      255.3%       178.3%/(h)/

                           2005
                           ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.81
                           ----
 Total From Investment
            Operations     0.73
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.40)
                          -----
   Total Dividends and
         Distributions    (0.40)
                          -----
Net Asset Value, End
 of Period............    $8.15
                          =====
Total Return..........     9.34%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11
 Ratio of Expenses to
  Average Net Assets..     1.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.00)%
 Portfolio Turnover
  Rate................    181.7%

                           2005       2004         2003        2002        2001/(I)/
                           ----       ----         ----        ----        ----
SMALLCAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.52      $7.29        $4.84       $7.31        $9.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.08)     (0.08)       (0.08)      (0.20)       (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.83       0.31         2.53       (1.91)       (1.72)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.75       0.23         2.45       (2.11)       (1.75)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
   Total Dividends and
         Distributions    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
Net Asset Value, End
 of Period............    $7.87      $7.52        $7.29       $4.84        $7.31
                          =====      =====        =====       =====        =====
Total Return /(c)/ ...     9.98%      3.16%       50.62%     (30.92)%     (18.42)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $29,405    $25,984      $16,886      $4,449       $1,322
 Ratio of Expenses to
  Average Net Assets..     1.59%      1.68%        1.88%       1.70%        1.64%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...       --       1.69%        2.18%/(e)/  1.70%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.97)%    (1.06)%      (1.26)%     (1.27)%      (1.32)%/(h)/
 Portfolio Turnover
  Rate................    181.7%     194.9%       270.1%      255.3%       178.3%/(h)/

                           2005       2004         2003        2002        2001/(I)/
                           ----       ----         ----        ----        ----
SMALLCAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $7.79      $7.48        $4.91       $7.35        $9.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01      (0.01)          --          --        (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.82       0.32         2.57       (2.08)       (1.70)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.83       0.31         2.57       (2.08)       (1.71)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
   Total Dividends and
         Distributions    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
Net Asset Value, End
 of Period............    $8.22      $7.79        $7.48       $4.91        $7.35
                          =====      =====        =====       =====        =====
Total Return..........    10.69%      4.14%       52.34%     (30.33)%     (17.97)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,502         $8           $8      $4,344         $560
 Ratio of Expenses to
  Average Net Assets..     0.75%      0.73%        0.75%       0.75%        0.75%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       0.75%/(e)/     --        0.75%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.13%     (0.12)%      (0.08)%     (0.31)%      (0.45)%/(h)/
 Portfolio Turnover
  Rate................    181.7%     194.9%       270.1%      255.3%       178.3%/(h)/

                           2005       2004         2003        2002        2001/(F)/
                           ----       ----         ----        ----        ----
SMALLCAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $7.99      $7.69        $5.06       $7.58        $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)     (0.04)       (0.02)      (0.04)       (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.87       0.34         2.65       (2.12)       (1.77)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.84       0.30         2.63       (2.16)       (1.87)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
   Total Dividends and
         Distributions    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
Net Asset Value, End
 of Period............    $8.43      $7.99        $7.69       $5.06        $7.58
                          =====      =====        =====       =====        =====
Total Return..........    10.54%      3.90%       51.98%     (30.47)%     (19.02)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $284       $179       $1,102        $666         $948
 Ratio of Expenses to
  Average Net Assets..     1.01%      0.97%        1.01%       1.01%        1.01%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       1.01%/(e)/     --        1.01%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.38)%    (0.47)%      (0.37)%     (0.62)%      (0.77)%/(h)/
 Portfolio Turnover
  Rate................    181.7%     194.9%       270.1%      255.3%       178.3%/(h)/

                           2005       2004         2003        2002        2001/(F)/
                           ----       ----         ----        ----        ----
SMALLCAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $7.98      $7.67        $5.06       $7.58        $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)     (0.05)       (0.03)      (0.05)       (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.87       0.36         2.64       (2.11)       (1.82)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.83       0.31         2.61       (2.16)       (1.87)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
   Total Dividends and
         Distributions    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
Net Asset Value, End
 of Period............    $8.41      $7.98        $7.67       $5.06        $7.58
                          =====      =====        =====       =====        =====
Total Return..........    10.42%      4.04%       51.58%     (30.47)%     (19.02)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $12        $11         $959        $633         $948
 Ratio of Expenses to
  Average Net Assets..     1.13%      1.08%        1.13%       1.12%        1.13%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       1.13%/(e)/     --        1.12%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.50)%    (0.62)%      (0.48)%     (0.74)%      (0.83)%/(h)/
 Portfolio Turnover
  Rate................    181.7%     194.9%       270.1%      255.3%       178.3%/(h)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred recognized $.01 of net operating loss per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized loss of $ .55 per share, during the initial interim period.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.17 per share from February 27, 2001 through February 28, 2001.





See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004      2003      2002     2001/(D)/
                           ----      ----      ----      ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $14.94    $12.91     $9.75    $10.36    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.05      0.05      0.02      0.02      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.07      1.98      3.14     (0.49)    (0.11)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     2.12      2.03      3.16     (0.47)    (0.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       --        --        --     (0.01)
 Distributions from
  Realized Gains......    (0.36)       --        --     (0.14)       --
 ----                     -----                         -----
   Total Dividends and
         Distributions    (0.41)       --        --     (0.14)    (0.01)
 ----                     -----                         -----
Net Asset Value, End
 of Period............   $16.65    $14.94    $12.91     $9.75    $10.36
                         ======    ======    ======     =====    ======
Total Return..........    14.32%    15.75%    32.41%    (4.75)%   (0.93)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,278   $11,912    $3,540      $676    $1,296
 Ratio of Expenses to
  Average Net Assets..     0.72%     0.72%     0.72%     0.72%     0.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.29%     0.38%     0.18%     0.09%     0.09%/(f)/
 Portfolio Turnover
  Rate................     43.2%     54.5%     44.6%     61.0%     62.0%/(f)/

                           2005      2004      2003      2002     2001/(D)/
                           ----      ----      ----      ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $14.86    $12.87     $9.71    $10.34    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02      0.03        --     (0.01)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.06      1.96      3.16     (0.48)    (0.12)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     2.08      1.99      3.16     (0.49)    (0.12)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       --        --        --     (0.01)
 Distributions from
  Realized Gains......    (0.36)       --        --     (0.14)       --
 -----                    -----                         -----
   Total Dividends and
         Distributions    (0.41)       --        --     (0.14)    (0.01)
  ----                    -----                         -----     -----
Net Asset Value, End
 of Period............   $16.53    $14.86    $12.87     $9.71    $10.34
                         ======    ======    ======     =====    ======
Total Return..........    14.11%    15.48%    32.54%    (4.96)%   (1.12)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $16,875   $11,254    $3,176    $1,344    $1,294
 Ratio of Expenses to
  Average Net Assets..     0.90%     0.90%     0.90%     0.90%     0.90%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.10%     0.21%     0.01%    (0.09)%   (0.09)%/(f)/
 Portfolio Turnover
  Rate................     43.2%     54.5%     44.6%     61.0%     62.0%/(f)/

                           2005
                           ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $14.81
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.97
                           ----
 Total From Investment
            Operations     1.97
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)
 Distributions from
  Realized Gains......    (0.36)
                          -----
   Total Dividends and
         Distributions    (0.41)
                          -----
Net Asset Value, End
 of Period............   $16.37
                         ======
Total Return..........    13.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $122
 Ratio of Expenses to
  Average Net Assets..     1.03%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.01%
 Portfolio Turnover
  Rate................     43.2%

                           2005      2004      2003      2002     2001/(G)/
                           ----      ----      ----      ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $14.40    $12.49     $9.50    $10.14    $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --        --     (0.05)    (0.01)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.00      1.91      3.04     (0.49)    (0.59)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     2.00      1.91      2.99     (0.50)    (0.60)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       --        --        --        --
 Distributions from
  Realized Gains......    (0.36)       --        --     (0.14)       --
 -----                    -----                         -----
   Total Dividends and
         Distributions    (0.41)       --        --     (0.14)       --
 -----                    -----                         -----
Net Asset Value, End
 of Period............   $15.99    $14.40    $12.49     $9.50    $10.14
                         ======    ======    ======     =====    ======
Total Return /(b)/ ...    13.99%    15.31%    31.47%    (5.16)%   (5.59)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $57,122   $33,134   $17,505    $7,197    $1,860
 Ratio of Expenses to
  Average Net Assets..     1.00%     1.06%     1.38%     1.10%     1.06%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --      1.06%     1.49%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.01%     0.01%    (0.47)%   (0.28)%   (0.26)%/(f)/
 Portfolio Turnover
  Rate................     43.2%     54.5%     44.6%     61.0%     62.0%/(f)/

                           2005      2004      2003      2002     2001/(G)/
                           ----      ----      ----      ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $14.73    $12.70     $9.59    $10.19    $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.14      0.13      0.08      0.07      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.05      1.95      3.07     (0.47)    (0.60)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     2.19      2.08      3.15     (0.40)    (0.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)    (0.05)    (0.04)    (0.06)       --
 Distributions from
  Realized Gains......    (0.36)       --        --     (0.14)       --
 -----                    -----                         -----
   Total Dividends and
         Distributions    (0.42)    (0.05)    (0.04)    (0.20)       --
 ----                     -----     -----     -----     -----
Net Asset Value, End
 of Period............   $16.50    $14.73    $12.70     $9.59    $10.19
                         ======    ======    ======     =====    ======
Total Return..........    15.00%    16.41%    33.04%    (4.19)%   (5.12)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $99,202   $48,472   $18,585        $9        $9
 Ratio of Expenses to
  Average Net Assets..     0.15%     0.15%     0.15%     0.15%     0.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%     0.94%     0.74%     0.66%     0.65%/(f)/
 Portfolio Turnover
  Rate................     43.2%     54.5%     44.6%     61.0%     62.0%/(f)/

                           2005      2004      2003      2002     2001/(D)/
                           ----      ----      ----      ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $15.01    $12.95     $9.77    $10.37    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.10      0.09      0.05      0.02      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.08      1.98      3.15     (0.45)    (0.14)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     2.18      2.07      3.20     (0.43)    (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.01)    (0.02)    (0.03)    (0.01)
 Distributions from
  Realized Gains......    (0.36)       --        --     (0.14)       --
 -----                    -----                         -----
   Total Dividends and
         Distributions    (0.41)    (0.01)    (0.02)    (0.17)    (0.01)
                          -----     -----     -----     -----     -----
Net Asset Value, End
 of Period............   $16.78    $15.01    $12.95     $9.77    $10.37
                         ======    ======    ======     =====    ======
Total Return..........    14.69%    16.03%    32.80%    (4.35)%   (0.83)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $50,828   $26,093   $15,535    $6,850    $1,302
 Ratio of Expenses to
  Average Net Assets..     0.41%     0.41%     0.41%     0.41%     0.41%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.59%     0.63%     0.51%     0.42%     0.35%/(f)/
 Portfolio Turnover
  Rate................     43.2%     54.5%     44.6%     61.0%     62.0%/(f)/

                           2005      2004      2003      2002     2001/(D)/
                           ----      ----      ----      ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $15.00    $12.94     $9.76    $10.37    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08      0.08      0.05      0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.08      1.98      3.14     (0.51)    (0.11)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     2.16      2.06      3.19     (0.45)    (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       --     (0.01)    (0.02)    (0.01)
 Distributions from
  Realized Gains......    (0.36)       --        --     (0.14)       --
 -----                    -----                         -----
   Total Dividends and
         Distributions    (0.41)       --     (0.01)    (0.16)    (0.01)
  ----                    -----               -----     -----     -----
Net Asset Value, End
 of Period............   $16.75    $15.00    $12.94     $9.76    $10.37
                         ======    ======    ======     =====    ======
Total Return..........    14.55%    15.94%    32.67%    (4.56)%   (0.83)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,214    $2,807    $1,034      $570    $1,298
 Ratio of Expenses to
  Average Net Assets..     0.53%     0.53%     0.53%     0.52%     0.53%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.48%     0.55%     0.36%     0.28%     0.28%/(f)/
 Portfolio Turnover
  Rate................     43.2%     54.5%     44.6%     61.0%     62.0%/(f)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from November 30, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.15 per share from February 27, 2001 through February 28, 2001.


See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004         2003      2002    2001/(H)/
                           ----         ----         ----      ----    ----
ULTRA SHORT BOND FUND
---------------------
ADVISORS PREFERRED
------------------
 SHARES /(A)/
 ------------
Net Asset Value,
 Beginning of Period..   $10.00       $10.00       $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.23         0.21         0.27      0.36     0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.03)       (0.11)          --        --       --
 Net Increase from
  Payments by
  Affiliates..........       --         0.11           --        --       --
 -----                                  ----
 Total From Investment
            Operations     0.20         0.21         0.27      0.36     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.23)       (0.21)       (0.27)    (0.36)   (0.15)
                          -----        -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.23)       (0.21)       (0.27)    (0.36)   (0.15)
                          -----        -----        -----     -----    -----
Net Asset Value, End
 of Period............    $9.97       $10.00       $10.00    $10.00   $10.00
                          =====       ======       ======    ======   ======
Total Return..........     1.97%        2.08%/(g)/   2.72%     3.68%    1.51%/(i)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $26,149      $20,513       $1,805    $1,736   $1,674
 Ratio of Expenses to
  Average Net Assets..     0.97%        1.08%        1.17%     1.17%    1.17%/(j)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.30%        2.05%        2.57%     3.61%    3.93%/(j)/
 Portfolio Turnover
  Rate................     54.9%       105.5%        20.7%     13.6%    31.1%/(j)/

                           2005         2004         2003      2002    2001/(H)/
                           ----         ----         ----      ----    ----
ULTRA SHORT BOND FUND
---------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.00       $10.00       $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.21         0.19         0.25      0.34     0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.03)       (0.11)          --        --       --
 Net Increase from
  Payments by
  Affiliates..........       --         0.11           --        --       --
 -----                                  ----
 Total From Investment
            Operations     0.18         0.19         0.25      0.34     0.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.21)       (0.19)       (0.25)    (0.34)   (0.14)
                          -----        -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.21)       (0.19)       (0.25)    (0.34)   (0.14)
                          -----        -----        -----     -----    -----
Net Asset Value, End
 of Period............    $9.97       $10.00       $10.00    $10.00   $10.00
                          =====       ======       ======    ======   ======
Total Return..........     1.79%        1.90%/(g)/   2.56%     3.50%    1.44%/(i)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,036       $8,760       $2,429    $1,732   $1,673
 Ratio of Expenses to
  Average Net Assets..     1.15%        1.28%        1.35%     1.35%    1.35%/(j)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.09%        1.84%        2.37%     3.43%    3.75%/(j)/
 Portfolio Turnover
  Rate................     54.9%       105.5%        20.7%     13.6%    31.1%/(j)/

                           2005
                           ----
ULTRA SHORT BOND FUND
---------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)         0.19
  /(c)/ ..............

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.03)
                          -----
 Total From Investment
            Operations     0.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)
                          -----
   Total Dividends and
         Distributions    (0.19)
                          -----
Net Asset Value, End
 of Period............    $9.97
                          =====
Total Return..........     1.63%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10
 Ratio of Expenses to
  Average Net Assets..     1.28%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.91%
 Portfolio Turnover
  Rate................     54.9%

                           2005         2004         2003      2002    2001/(H)/
                           ----         ----         ----      ----    ----
ULTRA SHORT BOND FUND
---------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00       $10.00       $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.20         0.19         0.23      0.32     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.03)       (0.11)          --        --       --
 Net Increase from
  Payments by
  Affiliates..........       --         0.11           --        --       --
 -----                                  ----
 Total From Investment
            Operations     0.17         0.19         0.23      0.32     0.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.20)       (0.19)       (0.23)    (0.32)   (0.13)
                          -----        -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.20)       (0.19)       (0.23)    (0.32)   (0.13)
                          -----        -----        -----     -----    -----
Net Asset Value, End
 of Period............    $9.97       $10.00       $10.00    $10.00   $10.00
                          =====       ======       ======    ======   ======
Total Return /(d)/ ...     1.77%        1.90%/(g)/   2.33%     3.24%    1.34%/(i)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,214      $43,380      $40,460   $14,460   $2,376
 Ratio of Expenses to
  Average Net Assets..     1.16%        1.29%        1.55%     1.60%    1.60%/(j)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...     1.16%        1.32%        1.55%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.02%        1.90%        2.21%     3.12%    3.51%/(j)/
 Portfolio Turnover
  Rate................     54.9%       105.5%        20.7%     13.6%    31.1%/(j)/

                           2005         2004         2003      2002    2001/(H)/
                           ----         ----         ----      ----    ----
ULTRA SHORT BOND FUND
---------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00       $10.00       $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.25         0.26         0.32      0.42     0.17
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.09        (0.11)          --        --       --
 Net Increase from
  Payments by
  Affiliates..........       --         0.11           --        --       --
 -----                                  ----
 Total From Investment
            Operations     0.34         0.26         0.32      0.42     0.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.29)       (0.26)       (0.32)    (0.42)   (0.17)
                          -----        -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.29)       (0.26)       (0.32)    (0.42)   (0.17)
                          -----        -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.05       $10.00       $10.00    $10.00   $10.00
                         ======       ======       ======    ======   ======
Total Return..........     3.40%/(f)/   2.66%/(g)/   3.30%     4.27%    1.70%/(i)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $13       $1,968       $1,917    $1,856   $1,780
 Ratio of Expenses to
  Average Net Assets..     0.40%        0.55%        0.60%     0.60%    0.60%/(j)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.52%        2.62%        3.24%     4.18%    4.50%/(j)/
 Portfolio Turnover
  Rate................     54.9%       105.5%        20.7%     13.6%    31.1%/(j)/

                           2005         2004         2003      2002    2001/(H)/
                           ----         ----         ----      ----    ----
ULTRA SHORT BOND FUND
---------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.00       $10.00       $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.25         0.24         0.30      0.39     0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.02)       (0.11)          --        --       --
 Net Increase from
  Payments by
  Affiliates..........       --         0.11           --        --       --
 -----                                  ----
 Total From Investment
            Operations     0.23         0.24         0.30      0.39     0.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.26)       (0.24)       (0.30)    (0.39)   (0.16)
                          -----        -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.26)       (0.24)       (0.30)    (0.39)   (0.16)
                          -----        -----        -----     -----    -----
Net Asset Value, End
 of Period............    $9.97       $10.00       $10.00    $10.00   $10.00
                          =====       ======       ======    ======   ======
Total Return..........     2.29%        2.40%/(g)/   3.04%     4.00%    1.63%/(i)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,775       $2,335         $523    $1,744   $1,676
 Ratio of Expenses to
  Average Net Assets..     0.66%        0.80%        0.86%     0.86%    0.86%/(j)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.52%        2.33%        3.07%     3.92%    4.24%/(j)/
 Portfolio Turnover
  Rate................     54.9%       105.5%        20.7%     13.6%    31.1%/(j)/

                           2005         2004         2003      2002    2001/(H)/
                           ----         ----         ----      ----    ----
ULTRA SHORT BOND FUND
---------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.00       $10.00       $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.19         0.22         0.29      0.38     0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.02        (0.11)          --        --       --
 Net Increase from
  Payments by
  Affiliates..........       --         0.11           --        --       --
 -----                                  ----
 Total From Investment
            Operations     0.21         0.22         0.29      0.38     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.25)       (0.22)       (0.29)    (0.38)   (0.15)
                          -----        -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.25)       (0.22)       (0.29)    (0.38)   (0.15)
                          -----        -----        -----     -----    -----
Net Asset Value, End
 of Period............    $9.96       $10.00       $10.00    $10.00   $10.00
                          =====       ======       ======    ======   ======
Total Return..........     2.08%        2.27%/(g)/   2.92%     3.88%    1.54%/(i)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10       $1,802       $1,665    $1,740   $1,675
 Ratio of Expenses to
  Average Net Assets..     0.78%        0.92%        0.98%     0.98%    0.98%/(j)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.87%        2.23%        2.78%     3.80%    4.12%/(j)/
 Portfolio Turnover
  Rate................     54.9%       105.5%        20.7%     13.6%    31.1%/(j)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /On May 27, 2005, the board of Directors of Principal Investors Fund, Inc.
  authorized a reverse stock split to raise the value of each share from $1.00 to $10.00 per share in connection with the Capital Preservation Fund's change from a money market fund to an ultra short bond fund strategy. The financial highlights have been restated to reflect the reverse stock split.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the contingent deferred sales charge. /(e) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004.
/(f) /During 2005, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
/(g) /In 2004, 1.02% of the total return for each share class consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Advisors Preferred, Advisors Select, Class J, Institutional, Preferred and Select classes of shares would have been 1.06%, .88%, .88%, 1.64%, 1.38% and 1.25%, respectively.
/(h) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(i) /Total return amounts have not been annualized.
/(j) /Computed on an annualized basis.
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                                   REPORT OF

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and
Shareholders
Principal Investors Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal Investors Fund, Inc. (comprising, respectively, High Quality Intermediate-Term Bond Fund, High Yield, International Growth Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Partners Global Equity Fund, Partners International Fund, Partners LargeCap Growth Fund, Partners LargeCap Value Fund I, Partners LargeCap Value Fund II, Partners MidCap Growth Fund II, Partners MidCap Value Fund I, Partners SmallCap Blend Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund III, Partners SmallCap Value Fund, Partners SmallCap Value Fund I, Partners SmallCap Value Fund II, SmallCap Growth Fund, SmallCap S&P 600 Index Fund and Ultra Short Bond Fund) as of October 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the management of Principal Investors Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Principal Investors Fund, Inc.'s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Principal Investors Fund, Inc.'s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Principal Investors Fund, Inc. at October 31, 2005, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                                    /s/ERNST & YOUNG LLP



Des Moines, Iowa
December 2, 2005

FUND DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with the Principal Variable Contracts Fund, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be "interested persons" as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.


THE FOLLOWING DIRECTORS ARE CONSIDERED NOT TO BE "INTERESTED PERSONS" AS DEFINED

IN THE 1940 ACT .

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                  FUND             OTHER
                                                                COMPLEX        DIRECTORSHIPS
NAME, POSITION HELD WITH THE FUND,  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY
    ADDRESS, AND YEAR OF BIRTH        DURING PAST 5 YEARS       DIRECTOR         DIRECTOR*
    --------------------------        -------------------       --------         ---------


                        Principal, EBA Associates since 1998.         86        The McClatchy Company

 Elizabeth Ballantine
 Director since 2004
 Member, Audit and
 Nominating Committee
 1113 Basil Road,
 McClean, Virginia
 1948


                                                                      86                None
                        Attorney. Vice President, Deere and
 James D. Davis         Company, Retired.
 Director since 1974
 Member, Audit and
 Nominating Committee
 4940 Center Court,
 Bettendorf, Iowa
 1934

                                                      86
 Richard W. Gilbert                                              Calamos Asset
 Director since 1985                                            Management, Inc.
 Member, Audit and       President, Gilbert
 Nominating Committee    Communications, Inc.
 5040 Arbor Lane,        since 1993.
 #302, Northfield,
 Illinois.
 1940

                                                      86             None

                         Executive Vice
 Mark A. Grimmett        President and CFO,
 Director since 2004     Merle Norman
 Member, Audit and       Cosmetics, Inc. since
 Nominating Committee    2000.
 6310 Deerfield Avenue
 San Gabriel,
 California
 1960

                                                      86                    None


 Fritz S. Hirsch
 Director since 2005     President, Sassy,
 Member, Audit and       Inc. since 1986.
 Nominating Committee
 Suite 203, 2101
 Waukegan Road
 Bannockburn, Illinois
 1951


                                                      86        Casey's General Stores, Inc.

 William C. Kimball
 Director since 1999     Chairman and CEO,
 Member, Audit and       Medicap Pharmacies,
 Nominating Committee    Inc. Retired.
 3094 104th,
 Urbandale, Iowa
 1947

                                                      86              None
 Barbara A. Lukavsky
 Director since 1987
 Member, Audit and
 Nominating Committee    President and CEO,
 Member, Executive       Barbican Enterprises,
 Committee               Inc. since 1997.
 100 Market Street,
 #314, Des Moines,
 Iowa
 1940


  * Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

THE FOLLOWING DIRECTORS ARE CONSIDERED TO BE "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, AS AMENDED, BECAUSE OF AN AFFILIATION WITH THE MANAGER AND

PRINCIPAL LIFE. .

                         Director, Principal
                         Management
                         Corporation and
                         Princor Financial
                         Services Corporation
                         ("Princor") since
                         1998. President,                              None
 John E. Aschenbrenner   Insurance and
 Director since 1998     Financial Services,
 1949                    Principal Life since
                         2003. Executive Vice
                         President, 2000-2003.
                         Prior thereto, Senior
                         Vice President.

                         Director and
                         President, Princor
                         and Principal
 Ralph C. Eucher         Management
 Director and            Corporation, since
 President since 1999    1999. Senior Vice                             None
 Member, Executive       President, Principal
 Committee               Life, since 2002.
 1952                    Prior thereto, Vice
                         President.

                         Chairman and
                         Director, Princor and
                         Principal Management
 Larry D. Zimpleman      Corporation since                             None
 Director and Chairman   2002. President,
 of the Board since      Retirement and
 2001                    Investor Services,
 Member, Executive       Principal Life since
 Committee               2003. Executive Vice
 1951                    President, 2001-2003.
                         Prior thereto, Senior
                         Vice President.






The Audit and Nominating Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominates all candidates who are not "interested persons" of the Fund for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Additional information about the Fund is available in the Prospectuses dated March 1, 2005, May 16, 2005, and the Statement of Additional Information dated March 1, 2005. These documents may be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


PROXY VOTING POLICIES


A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent period ended June 30 may be obtained free of charge by telephoning Princor Financial Services Corporation at 1-800-247-4123 or at www.sec.gov.


SCHEDULES OF INVESTMENTS


The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund's Form N-Q can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. or on the Commission's website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.


BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires the Board of Directors (the "Board") of Principal Investors Fund, Inc. ("PIF"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of PIF, as defined in the 1940 Act (the "Independent Directors"), annually to review and consider the continuation of: (i) the management agreement (the "Management Agreement") with Principal Management Corporation (the "Manager") as it relates to each of the fifty-five series of PIF (each series is referred to as a "Fund")
(ii) the investment subadvisory agreements (the "Subadvisory Agreements") between the Manager and each of Alliance Capital Management L.P.; American Century Investment Management, Inc.; Ark Asset Management Co., Inc.; Barrow, Hanley, Mewhinney & Strauss; Alliance Bernstein Investment Research and Management; Columbus Circle Investors ("Columbus Circle"); Dimensional Fund Advisors, Inc.; Emerald Advisors, Inc.; Fidelity Management and Research Company; Goldman Sachs Asset Management, L.P.; Grantham, Mayo, Van Otterloo & Co., LLC; J.P. Morgan Investment Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Mazama Capital Management, Inc.; Mellon Equity Associates, LLP; Morgan Stanley Investments LP; Neuberger Berman Management, Inc.; Post Advisory Group, LLC ("Post"); Principal Real Estate Investors, LLC; Principal Global Investors, LLC ("PGI"); Spectrum Asset Management, Inc. ("Spectrum"); T. Rowe Price Associates, Inc.; Turner Investment Partners, Inc.; UBS Global Asset Management (Americas), Inc.; Vaughan Nelson Investment Management, LP; and Wellington Management Company, LLP. (the "Subadvisers"). The Management Agreement and the Subadvisory Agreements are collectively referred to as the "Advisory Agreements."

BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)


At a meeting held on September 12, 2005, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On September 11, 2005, the Independent Directors also met in executive session with their independent legal counsel.
 In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Fund as well as the investment performance of a broader based industry category defined by Morningstar, Inc ("Morningstar Category") and a market index, (ii) management fees and the expense ratio for each Fund compared to a narrow peer group of mutual funds identified by management as competitor funds from a marketing perspective ("Narrow Peer Group") and the mutual funds in a broader based, industry category defined by Lipper Analytical Services, Inc. ("Lipper Category"), (iii) fee schedules applicable to the Manager's and the Subadvisers' other clients, (iv) the Manager's financial results and condition, including its profitability from services it performed for each Fund, (v) a comparison of the management fee and expense ratio for each Fund at current asset levels to the management fee and expense ratios for the Narrow Peer Group and the funds in the Lipper Category
(vi) an analysis of the Manager's and each Subadviser's allocation of the benefits of economies of scale (vii) the Manager's and each Subadvisers' record of compliance with applicable laws and regulations, and with each Fund's investment policies and restrictions, (viii) the nature and character of the services the Manager and each Subadviser provides to each Fund.



NATURE, EXTENT AND QUALITY OF SERVICES . With regard to the Manager, the Board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager's personnel, the resources made available to such personnel and the Manager's ability to attract and retain high-quality personnel. The Board also considered the Manager's rigorous program for identifying, recommending, monitoring and replacing Subadvisers.
 With regard to each Subadviser, the Board considered the reputation, qualifications and background of each Subadviser, the investment approach of each Subadviser, the experience and skills of each Subadviser's investment personnel and the resources made available to such personnel and each Subadviser's compliance with each Fund's investment policies and compliance in general. Based on all relevant factors, the Board concluded that the nature, quality and extent of the services the Manager and each Subadviser provides to each Fund were sufficient to support renewal of the Advisory Agreements.



INVESTMENT PERFORMANCE . The Board considered the performance results for each Fund over various time periods. The Board also considered these results in comparison to the performance of the funds in the Morningstar Category of which each Fund is a member, as well as each Fund's market index. The Board also considered whether each Fund's performance results were consistent with the Fund's investment objectives and policies. For Funds that had a shorter than one-year performance record with the Subadviser, either because the Fund was only recently added to PIF or the Subadviser was only recently added to manage a portion of the Fund's assets, the Board determined that the limited performance history was not meaningful and the Board relied instead on the fact that the Subadvisers had recently been selected based upon favorable composite performance information.


The Board concluded that, with regard to most Funds, performance results were satisfactory. For some Funds that had not maintained a satisfactory level of investment performance over a three-year period (Government & High Quality Bond Fund, MidCap Value Fund and Partners SmallCap Growth Fund I), the Board concluded that the Manager has in place an effective process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary. For each of these Funds, the Board determined that appropriate remedial action had been taken and had resulted in improved shorter-term performance. For those Funds, the Board determined, based upon each Fund's particular circumstances, that is was in the best interests of the Fund to continue to closely monitor performance and to renew the Advisory Agreements.



INVESTMENT MANAGEMENT AND SUBADVISORY FEES AND EXPENSES . The Board considered the management fees and total expense ratios for each Fund. The Board received information, based on data supplied by Lipper Analytical Services, comparing each Fund's management fees (at current asset levels and at theoretical asset levels) and expense ratio (at current asset levels) to advisory fees and expense ratios of both the Narrow Peer Group and the Lipper Category. As a part of its analysis, the Board noted that the pricing structure for the PIF Funds is different from that of most mutual funds in that the Manager pays for a number of expenses that most mutual funds pass through as a cost to shareholders as "administrative" or "other" expenses (such as custodial fees, audit and legal fees, directors expenses, blanket bond expenses, line of credit expenses and ICI membership dues). The Board also considered each Fund's management fee rate as compared to management fees charged by the Manager for comparable mutual funds.



For most funds, management fees and expense ratios were within the third quartile or better when compared to their Lipper Category, which the Board considered reasonable. For Funds with management fees or expense ratios within the fourth quartile, the Board concluded, taking into account all other relevant factors (including the unique pricing structure), that the management fees and expense ratios were reasonable.


The Board also considered each Fund's management fee rate as compared to management fees charged by the Manager for comparable mutual funds.


On the basis of the information provided, the Board concluded that the management fee schedules and expense ratios for each Fund were reasonable and appropriate in light of the quality of services provided by the Manager and other relevant factors.

BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)


The Board also considered each Fund's subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data the Manager supplied, which compared the subadvisory fees to available information about funds in the Lipper Category. The Board noted that, where data on the ranking of the subadvisory fees was available, the subadvisory fees of each Fund ranked among the lowest 75 percent relative to the Lipper Category. In the case of each Fund for which such data was not available, the Board reviewed the management fee and total expense ratio for reasonableness, taking into account whether the Subadviser was charging a higher fee to the Fund than to its comparable clients.


For the Subadvisers that reported fees for "Other Clients" with comparable investment policies and receiving comparable services, the Board noted that most Subadvisers did not charge higher fees to the Manager than they charged to their Other Clients. For the Subadvisers that charged higher fees to the Manager than to their Other Clients, the Board noted that, based on representations made by those Subadvisers, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.


For each Subadviser not affiliated with the Manager ("Unaffiliated Subadvisers") (each Subadviser except PGI, Columbus Circle, Post and Spectrum), the Board also considered that the subadvisory fee rate was negotiated at arm's length between the Manager and each Unaffiliated Subadviser and that the Manager compensates the Unaffiliated Subadviser from its fees. For Funds with Affiliated Subadvisers (PGI, Columbus Circle, Post and Spectrum), the Board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee.


Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.



PROFITABILITY . The Board reviewed the Manager's detailed analysis of its profitability, including the estimated direct and indirect costs the Manager incurs in providing service with regard to each Fund under the Management Agreement as well as its profitability from other relationships between the Manager, its affiliates and each Fund. The Board reviewed data on the profitability to each Affiliated Subadviser (except those Funds that did not have a one-year history with the Affiliated Subadviser). The Board concluded that the profitability to the Manager from the management of each Fund and the profitability to each Affiliated Subadviser in connection with the investment advisory services each provides to certain Funds were not unreasonable.


The Board noted that the Manager compensates each Unaffiliated Subadviser from its own management fees and that the fees were competitive. In addition, the Board noted that the Subadvisory Agreements for each Unaffiliated Subadviser were negotiated at arm's length between the Manager and each Unaffiliated Subadviser. Accordingly, the Board concluded that it need not review estimated levels of profits to the Unaffiliated Subadvisers in order to conclude, as it did, that profitability to the Unaffiliated Subadvisers was not unreasonable.



ECONOMIES OF SCALE . The Board considered whether there are economies of scale with respect to the management of each Fund and whether each Fund benefits from any such economies of scale through breakpoints in fees. The Board also reviewed the level at which breakpoints occur and the amount of the reduction.
 The Board also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of each Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.


The Board noted that the management fees for the Index Funds and the LifeTime Funds do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each Index Fund has a relatively low basis-point fee for initial assets and the Board concluded that the Index Funds do not generate sufficient economies of scale at their current asset size to justify a breakpoint at this time. For the LifeTime Funds, the Board noted that the underlying funds in which these funds-of-funds invest contain breakpoints that pass through economies of scale to the shareholders.


The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under each Subadvisory Agreement is reasonable in relation to the asset size of each Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.



OTHER BENEFITS TO THE MANAGER . The Board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Subadviser receive as a result of their relationship with PIF, including each Subadviser's soft dollar practices. The Board concluded that, taking into account any incidental benefits the Manager and each Subadviser receive, the management and subadvisory fees for each Fund were reasonable.



OVERALL CONCLUSIONS . Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

                         FEDERAL INCOME TAX INFORMATION
                         PRINCIPAL INVESTORS FUND, INC.
                          OCTOBER 31, 2005 (UNAUDITED)
 -------------------------------------------------------------------------------


LONG TERM CAPITAL GAIN DIVIDENDS . Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2005. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.



DIVIDEND RECEIVED DEDUCTION . For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2005 that qualifies for the dividend received deduction is as follows:

                                     DEDUCTIBLE
                                     PERCENTAGE
 MidCap S&P 400 Index Fund               72%
 MidCap Value Fund                       30%
 Partners LargeCap Value Fund I          88%
 Partners MidCap Value Fund I            30%
 Partners SmallCap Blend Fund            40%
 Partners SmallCap Value Fund           100%
 Partners SmallCap Value Fund I          17%
 Partners SmallCap Value Fund II         90%
 SmallCap S&P 600 Index Fund             39%




QUALIFIED DIVIDEND INCOME . For the fiscal year ended October 31, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2005, taxed at a maximum rate of 15% is as follows:

                                                         PERCENTAGE
 International Growth Fund                                   21%
 MidCap S&P 400 Index Fund                                   72%
 MidCap Value Fund                                           31%
 Partners International Fund                                 50%
 Partners LargeCap Value Fund I                              88%
 Partners MidCap Value Fund I                                31%
 Partners SmallCap Blend Fund                                40%
 Partners SmallCap Value Fund                               100%
 Partners SmallCap Value Fund I                              15%
 Partners SmallCap Value Fund II                             89%
 SmallCap S&P 600 Index Fund                                 39%





FOREIGN TAXES PAID . International Growth Fund, Partners Global Equity Fund, and Partners International Fund elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. The total amount of foreign taxes passed through to shareholders for the year ended October 31, 2005 totals $.0180, $.0051, and $.0172 per share, respectively.



This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you receive from the Fund's transfer agent.

         SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL INVESTORS FUND, INC.
                                HELD MAY 26, 2005
1.  Election of the Board of Directors:

                            For              Withheld

    Aschenbrenner      1,385,462,718         20,257,381
    Ballantine         1,386,223,863         19,496,235
    Davis              1,382,939,918         22,780,181
    Eucher             1,384,666,889         21,053,210
    Gilbert            1,386,344,622         19,375,477
    Grimmett           1,385,786,889         19,933,210
    Kimball            1,386,586,846         19,133,253
    Lukavsky           1,385,701,490         20,018,609
    Zimpleman          1,384,696,221         21,023,878


2.  Approval of a Sub-Advisory or Sub-Sub-Advisory Agreement:

    2A.  With Columbus Circle Investors as sub-advisor:

                                                      In Favor            Opposed             Abstain          Broker Non-Vote

           MidCap Growth                             2,743,805            150,749             49,833                  0

    2B.  With Barrow, Hanley, Mewhinney & Strauss as sub-advisor:

                                                      In Favor            Opposed             Abstain          Broker Non-Vote

           MidCap Value                               6,301,032           425,221             196,837                 0
                                                                                                     -----------------

    2E. With Spectrum Asset Management, Inc. as a sub-sub-advisor:

                                                      In Favor            Opposed             Abstain          Broker Non-Vote

           High Quality Intermediate-Term Bond        6,991,331           70,891              24,968                  0
                                                                                --------------

    2F. With Post Advisory Group, LLC as a sub-sub-advisor for the Capital Preservation Fund:

                                                      In Favor            Opposed             Abstain          Broker Non-Vote

           Capital Preservation                      48,918,144          1,489,874            876,142                 0


3. Approval of reclassifying the investment objective of each Fund as a "non-fundamental" policy which may be changed without shareholder approval:

                                                      In Favor             Opposed            Abstain          Broker Non-Vote

     Capital Preservation............................ 44,322,001           6,273,631          688,529                    0
     High Quality Intermediate-Term Bond.............  6,889,478             147,603           30,969               19,139
     High Yield......................................  3,021,424                   0                0                    0
     International Growth............................ 48,291,347             790,721          123,294               36,086
     MidCap Growth...................................  2,408,407             494,159           41,821                    0
     MidCap S&P 400 Index............................  3,688,212             682,279          150,812                1,829
     MidCap Value....................................  5,772,809             948,642          176,377               25,262
     Partners Global Equity..........................  1,000,000                   0                0                    0
     Partners International.......................... 32,391,227             258,455            9,620                    0
     Partners LargeCap Growth........................    820,894             135,004            4,077                    0
     Partners LargeCap Value I.......................  9,776,174                   7                0                    0
     Partners LargeCap Value II......................  1,501,598                   0                0                    0
     Partners MidCap Growth II.......................    753,624                   0                0                    0
     Partners MidCap Value I......................... 32,370,103              25,770                0                    0
     Partners SmallCap Blend......................... 12,742,609              18,226            2,259                    0
     Partners SmallCap Growth I...................... 11,633,420             149,476           38,545                1,830
     Partners SmallCap Growth III....................    740,230              66,832                0                    0
     Partners SmallCap Value......................... 17,813,720             101,820           66,395                    0
     Partners SmallCap Value I....................... 10,541,975             239,391          189,491                    0
     Partners SmallCap Value II......................  3,441,564               1,792                0                    0
     SmallCap Growth.................................  3,000,227             584,050          174,290               33,641
     SmallCap S&P 600 Index..........................  9,644,257             948,074          132,433                1,590

4. Approval of Amendments to the Fund's Articles of Incorporation to authorize the Board of Directors, without shareholder approval, to:

    4A.  Approve combinations of Fund portfolios:


                                  In Favor             Opposed            Abstain         Broker Non-Vote

                                1,321,349,002        66,453,185         17,125,431            792,487

    4B. Liquidate the assets attributable to a portfolio or a class of shares and terminate the portfolio or class of shares:

                                  In Favor             Opposed            Abstain         Broker Non-Vote

                                1,309,084,778        78,027,989         17,814,850            792,481

    4C. Designate a class of shares of a portfolio as a separate series of the
Fund:

                                  In Favor             Opposed            Abstain         Broker Non-Vote

                                1,330,582,787        58,530,583         15,814,247            792,481

5. Approval of a proposal to permit Principal Management Corporation to select and contract with sub-advisors for certain Funds after approval by the Board of Directors but without obtaining shareholder approval:

                                                      In Favor             Opposed            Abstain          Broker Non-Vote

     Capital Preservation..........................   44,661,492           5,808,132          814,536                    0
     High Quality Intermediate-Term Bond...........    6,937,249             104,039           26,762               19,193
     International Growth..........................   48,623,362             495,486           86,815               36,086
     MidCap Growth.................................    2,534,204             389,246           20,938                    0
     MidCap S&P 400 Index..........................    3,921,949             445,356          153,997                1,829
     MidCap Value..................................    6,023,681             718,567          155,580               25,262
     SmallCap Growth...............................    3,084,781             514,201          159,586               33,641
     SmallCap S&P 600 Index........................    9,805,244             788,620          130,901                1,590

6. Approval of changes to the fundamental investment restrictions of the Fund with respect to borrowing:

                                                      In Favor             Opposed            Abstain          Broker Non-Vote

     Capital Preservation............................ 44,619,329           4,878,268        1,786,563                    0
     High Quality Intermediate-Term Bond.............  6,938,465              90,532           39,054               19,139
     High Yield......................................  3,021,424                   0                0                    0
     International Growth............................ 48,325,383             707,003          172,976               36,086
     MidCap Growth...................................  2,523,799             360,350           60,238                    0
     MidCap S&P 400 Index............................  3,738,058             605,081          178,163                1,829
     MidCap Value....................................  5,881,604             794,237          221,988               25,262
     Partners Global Equity..........................  1,000,000                   0                0                    0
     Partners International.......................... 32,412,429             214,633           32,240                    0
     Partners LargeCap Growth........................    791,123             143,712           25,141                    0
     Partners LargeCap Value I.......................  9,776,174                   0                7                    0
     Partners LargeCap Value II......................  1,501,598                   0                0                    0
     Partners MidCap Growth II.......................    753,624                   0                0                    0
     Partners MidCap Value I......................... 32,378,349              17,523                0                    0
     Partners SmallCap Blend......................... 12,760,363                 608            2,124                    0
     Partners SmallCap Growth I...................... 11,605,938             163,356           52,147                1,830
     Partners SmallCap Growth III....................    706,319              64,735           36,008                    0
     Partners SmallCap Value......................... 17,846,040              73,243           62,651                    0
     Partners SmallCap Value I....................... 10,507,620             290,774          172,463                    0
     Partners SmallCap Value II......................  3,443,357                   0                0                    0
     SmallCap Growth.................................  3,073,873             484,568          200,127               33,641
     SmallCap S&P 600 Index..........................  9,677,445             830,314          217,006                1,590

                          SHAREHOLDER EXPENSE EXAMPLE
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------
As a shareholder of the Money Market Fund of Principal Investors Fund, Inc., you incur two types of costs: (1) transaction costs (for Class B and J shares only), including contingent deferred sales charges and (2) ongoing costs, including management fees; distribution fees (for certain share classes); and other fund expenses (for all share classes except the Institutional class). This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Investors Fund, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005), unless otherwise noted.


    ACTUAL EXPENSES

    The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts (within Class A, B, and J shares) and 403(b) accounts (within A, B and J shares), respectively. Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the Fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.


    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Investors Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                             EXPENSES PAID
                           BEGINNING         ENDING          DURING PERIOD
                         ACCOUNT VALUE   ACCOUNT VALUE        MAY 1, 2005         ANNUALIZED
                          MAY 1, 2005   OCTOBER 31, 2005  TO OCTOBER 31, 2005*   EXPENSE RATIO
                         -------------  ----------------  --------------------  ---------------
 BASED ON ACTUAL RETURN
 Money Market Fund
   Advisors Preferred      $1,000.00       $1,012.40             $4.92               0.97%
   Advisors Select          1,000.00        1,011.50              5.83               1.15
   Advisors Signature       1,000.00        1,011.80              6.49               1.28
   Class J                  1,000.00        1,011.80              5.53               1.09
   Institutional            1,000.00        1,015.30              2.03               0.40
   Preferred                1,000.00        1,014.00              3.35               0.66
   Select                   1,000.00        1,013.40              3.96               0.78


*Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PIF - Money Market Stand-Alone Volume




                          SHAREHOLDER EXPENSE EXAMPLE



 -------------------------------------------------------------------------------

                                                             EXPENSES PAID
                           BEGINNING         ENDING          DURING PERIOD
                         ACCOUNT VALUE   ACCOUNT VALUE       JUNE 28, 2005        ANNUALIZED
                         JUNE 28, 2005  OCTOBER 31, 2005  TO OCTOBER 31, 2005*   EXPENSE RATIO
                         -------------  ----------------  --------------------  ---------------
 BASED ON ACTUAL RETURN
 Money Market Fund
   Class A                 $1,000.00       $1,010.20             $2.08               0.60%
   Class B                  1,000.00        1,005.90              6.47               1.87



*Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 126/365 (to reflect the partial year period).

                                                              EXPENSES PAID
                           BEGINNING         ENDING           DURING PERIOD
                         ACCOUNT VALUE   ACCOUNT VALUE         MAY 1, 2005          ANNUALIZED
                          MAY 1, 2005   OCTOBER 31, 2005  TO OCTOBER 31, 2005***   EXPENSE RATIO
                         -------------  ----------------  ----------------------  ---------------
 BASED ON ASSUMED 5%
 RETURN
 Money Market Fund
   Advisors Preferred      $1,000.00       $1,020.25              $4.95                0.97%
   Advisors Select          1,000.00        1,019.34               5.87                1.15
   Advisors Signature       1,000.00        1,018.67               6.53                1.28
   Class A                  1,000.00        1,022.14               3.06                0.60
   Class B                  1,000.00        1,015.66               9.55                1.87
   Class J                  1,000.00        1,019.64               5.56                1.09
   Institutional            1,000.00        1,023.16               2.04                0.40
   Preferred                1,000.00        1,021.84               3.37                0.66
   Select                   1,000.00        1,021.22               3.98                0.78



***Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                      STATEMENTS OF ASSETS AND LIABILITIES
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

                                                                    MONEY
                                                                    MARKET
                                                                     FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT IN SECURITIES--AT COST ...........................   $  688,960,116
                                                                ==============
ASSETS
Investment in securities--at value...........................   $  688,960,116
Cash.........................................................            7,030
Receivables:
 Capital Shares sold.........................................        3,084,695
 Dividends and interest......................................          255,564
Other assets.................................................           26,323
                                                                --------------
                                                 Total Assets      692,333,728
LIABILITIES
Accrued management and investment advisory fees..............           52,758
Accrued administrative service fees..........................            1,726
Accrued distribution fees....................................            8,913
Accrued service fees.........................................            2,031
Accrued transfer and administrative fees.....................          249,807
Accrued other expenses.......................................           14,969
Payables:
 Capital Shares reacquired...................................            5,329
                                                                --------------
                                            Total Liabilities          335,533
                                                                --------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .................   $  691,998,195
                                                                ==============

NET ASSETS CONSIST OF:
Capital Shares and additional paid-in-capital................   $  691,998,195
                                                                --------------
                                             Total Net Assets   $  691,998,195
                                                                ==============
CAPITAL STOCK (PAR VALUE: $.01 A SHARE):
Shares authorized............................................    2,915,000,000
NET ASSET VALUE PER SHARE:
Advisors Preferred: Net Assets...............................   $    8,665,388
  Shares issued and outstanding..............................        8,665,388
  Net asset value per share..................................   $        1.000
                                                                ==============

Advisors Select: Net Assets..................................   $    9,179,780
  Shares issued and outstanding..............................        9,179,780
  Net asset value per share..................................   $        1.000
                                                                ==============

Advisors Signature: Net Assets...............................   $    8,627,228
  Shares issued and outstanding..............................        8,627,228
  Net asset value per share..................................   $        1.000
                                                                ==============

Class A: Net Assets..........................................   $  344,588,589
  Shares issued and outstanding..............................      344,588,589
  Net asset value per share..................................   $        1.000
  Maximum offering price per share...........................   $        1.000
                                                                ==============

Class B: Net Assets..........................................   $    3,098,603
  Shares issued and outstanding..............................        3,098,603
  Net asset value per share /(a)/ ...........................   $        1.000
                                                                ==============

Class J: Net Assets..........................................   $  143,460,283
  Shares issued and outstanding..............................      143,460,283
  Net asset value per share /(a)/ ...........................   $        1.000
                                                                ==============

Institutional: Net Assets....................................   $  140,592,255
  Shares issued and outstanding..............................      140,592,255
  Net asset value per share..................................   $        1.000
                                                                ==============

Preferred: Net Assets........................................   $   30,291,186
  Shares issued and outstanding..............................       30,291,186
  Net asset value per share..................................   $        1.000
                                                                ==============

Select: Net Assets...........................................   $    3,494,883
  Shares issued and outstanding..............................        3,494,883
  Net asset value per share..................................   $        1.000
                                                                ==============



/(a) /Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See accompanying notes.

                            STATEMENTS OF OPERATIONS
                         PRINCIPAL INVESTORS FUND, INC.
                          YEAR ENDED OCTOBER 31, 2005
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

                                                                      MONEY
                                                                   MARKET FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (OPERATING LOSS)
Income:
 Interest.......................................................   $12,665,959
                                                                   -----------
                                                    Total Income    12,665,959
Expenses:
 Management and investment advisory fees........................     1,601,301
 Distribution fees - Advisors Preferred.........................        27,217
 Distribution fees - Advisors Select............................        27,846
 Distribution fees - Advisors Signature.........................         2,818
 Distribution fees - Class B....................................         2,840
 Distribution fees - Class J....................................       414,866
 Distribution fees - Select.....................................         4,562
 Administrative service fees - Advisors Preferred...............        16,330
 Administrative service fees - Advisors Select..................        18,564
 Administrative service fees - Advisors Signature...............         2,254
 Administrative service fees - Preferred........................        24,185
 Administrative service fees - Select...........................         5,931
 Registration fees - Class A....................................        12,747
 Registration fees - Class B....................................         4,322
 Registration fees - Class J....................................        34,243
 Service fees - Advisors Preferred..............................        18,507
 Service fees - Advisors Select.................................        23,205
 Service fees - Advisors Signature..............................         2,012
 Service fees - Preferred.......................................        32,979
 Service fees - Select..........................................         6,844
 Shareholder reports - Class A..................................         1,550
 Shareholder reports - Class J..................................        19,658
 Transfer and administrative fees - Class A.....................       223,330
 Transfer and administrative fees - Class B.....................         8,738
 Transfer and administrative fees - Class J.....................       604,849
 Other expenses.................................................         1,004
                                                                   -----------
                                                  Total Expenses     3,142,702
                                                                   -----------
                          Net Investment Income (Operating Loss)     9,523,257

 Net Increase (Decrease) in Net Assets Resulting from Operations   $ 9,523,257
                                                                   ===========



See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                                                            MONEY
                                                         MARKET FUND
-------------------------------------------------------------------------------
                                                     YEAR            YEAR
                                                     ENDED           ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2005            2004
                                                 -------------  ---------------
-------------------------------------------------------------------------------
OPERATIONS
Net investment income (operating loss).........  $  9,523,257    $    556,812
                                                 ------------    ------------
Net Increase (Decrease) in Net Assets Resulting
                                from Operations     9,523,257         556,812
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.....................    (9,523,257)       (556,812)
                                                 ------------    ------------
              Total Dividends and Distributions    (9,523,257)       (556,812)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in share transactions..   473,280,383      81,186,005
                                                 ------------    ------------
        Total increase (decrease) in net assets   473,280,383      81,186,005
NET ASSETS
Beginning of period............................   218,717,812     137,531,807
                                                 ------------    ------------
End of period (including undistributed net
 investment income as set forth below).........  $691,998,195    $218,717,812
                                                 ============    ============
Undistributed (overdistributed) net investment
 income (operating loss).......................  $         --    $         --
                                                 ============    ============



                                     ADVISORS       ADVISORS       ADVISORS
                                    PREFERRED        SELECT       SIGNATURE       CLASS A        CLASS B        CLASS J
                                   -------------  -------------  ------------  --------------  ------------  -------------
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold............................  $ 95,777,197   $ 78,191,806   $15,507,366   $ 178,767,682   $ 1,143,298   $ 69,153,023
 Issued in acquistions...........            --             --            --     340,644,469     3,361,820             --
 Reinvested......................       213,159        164,606        19,121       3,419,491        17,198      2,511,527
 Redeemed........................   (94,738,305)   (75,570,455)   (6,899,259)   (178,243,053)   (1,423,713)   (60,754,765)
                                   ------------   ------------   -----------   -------------   -----------   ------------
Net Increase (Decrease)..........  $  1,252,051   $  2,785,957   $ 8,627,228   $ 344,588,589   $ 3,098,603   $ 10,909,785
                                   ============   ============   ===========   =============   ===========   ============

Shares:
 Sold............................    95,777,197     78,191,806    15,507,366     178,767,682     1,143,298     69,153,023
 Issued in acquistions...........            --             --            --     340,644,469     3,361,820             --
 Reinvested......................       213,159        164,606        19,121       3,419,491        17,198      2,511,527
 Redeemed........................   (94,738,305)   (75,570,455)   (6,899,259)   (178,243,053)   (1,423,713)   (60,754,765)
                                   ------------   ------------   -----------   -------------   -----------   ------------
Net Increase (Decrease)..........     1,252,051      2,785,957     8,627,228     344,588,589     3,098,603     10,909,785
                                   ============   ============   ===========   =============   ===========   ============

Year Ended October 31, 2004
Dollars:
 Sold............................  $ 38,670,546   $ 77,569,137           N/A             N/A           N/A   $ 97,590,462
 Reinvested......................        20,093         13,123           N/A             N/A           N/A        100,835
 Redeemed........................   (35,858,338)   (76,682,827)          N/A             N/A           N/A    (60,472,660)
                                   ------------   ------------   -----------   -------------   -----------   ------------
Net Increase (Decrease)..........  $  2,832,301   $    899,433           N/A             N/A           N/A   $ 37,218,637
                                   ============   ============   ===========   =============   ===========   ============

Shares:
 Sold............................    38,670,546     77,569,137           N/A             N/A           N/A     97,590,462
 Reinvested......................        20,093         13,123           N/A             N/A           N/A        100,835
 Redeemed........................   (35,858,338)   (76,682,827)          N/A             N/A           N/A    (60,472,660)
                                   ------------   ------------   -----------   -------------   -----------   ------------
Net Increase (Decrease)..........     2,832,301        899,433           N/A             N/A           N/A     37,218,637
                                   ============   ============   ===========   =============   ===========   ============

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income......  $   (215,642)  $   (164,606)  $   (19,121)  $  (3,462,307)  $   (18,072)  $ (2,544,241)
                                   ------------   ------------   -----------   -------------   -----------   ------------
Total Dividends and Distributions  $   (215,642)  $   (164,606)  $   (19,121)  $  (3,462,307)  $   (18,072)  $ (2,544,241)
                                   ============   ============   ===========   =============   ===========   ============

Year Ended October 31, 2004
 From net investment income......  $    (20,224)  $    (13,151)          N/A             N/A           N/A   $   (102,127)
                                   ------------   ------------   -----------   -------------   -----------   ------------
Total Dividends and Distributions  $    (20,224)  $    (13,151)          N/A             N/A           N/A   $   (102,127)
                                   ============   ============   ===========   =============   ===========   ============

                                    INSTITUTIONAL    PREFERRED        SELECT
                                   --------------  -------------  ---------------
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Year Ended October 31, 2005
Dollars:
 Sold............................  $ 99,461,247    $ 75,527,015    $ 55,543,724
 Issued in acquistions...........            --              --              --
 Reinvested......................     2,430,890         495,532         100,052
 Redeemed........................   (17,577,301)    (60,330,132)    (53,632,857)
                                   ------------    ------------    ------------
Net Increase (Decrease)..........  $ 84,314,836    $ 15,692,415    $  2,010,919
                                   ============    ============    ============

Shares:
 Sold............................    99,461,247      75,527,015      55,543,724
 Issued in acquistions...........            --              --              --
 Reinvested......................     2,430,890         495,532         100,052
 Redeemed........................   (17,577,301)    (60,330,132)    (53,632,857)
                                   ------------    ------------    ------------
Net Increase (Decrease)..........    84,314,836      15,692,415       2,010,919
                                   ============    ============    ============

Year Ended October 31, 2004
Dollars:
 Sold............................  $ 36,889,806    $ 40,844,625    $ 28,251,290
 Reinvested......................       344,214          72,285           3,883
 Redeemed........................    (4,640,121)    (34,748,881)    (26,781,467)
                                   ------------    ------------    ------------
Net Increase (Decrease)..........  $ 32,593,899    $  6,168,029    $  1,473,706
                                   ============    ============    ============

Shares:
 Sold............................    36,889,806      40,844,625      28,251,290
 Reinvested......................       344,214          72,285           3,883
 Redeemed........................    (4,640,121)    (34,748,881)    (26,781,467)
                                   ------------    ------------    ------------
Net Increase (Decrease)..........    32,593,899       6,168,029       1,473,706
                                   ============    ============    ============

DISTRIBUTIONS:
Year Ended October 31, 2005
 From net investment income......  $ (2,491,202)   $   (504,316)   $   (103,750)
                                   ------------    ------------    ------------
Total Dividends and Distributions  $ (2,491,202)   $   (504,316)   $   (103,750)
                                   ============    ============    ============

Year Ended October 31, 2004
 From net investment income......  $   (344,214)   $    (72,752)   $     (4,344)
                                   ------------    ------------    ------------
Total Dividends and Distributions  $   (344,214)   $    (72,752)   $     (4,344)
                                   ============    ============    ============

See accompanying notes.

                         NOTES TO FINANCIAL STATEMENTS
                         PRINCIPAL INVESTORS FUND, INC.
                                OCTOBER 31, 2005
 -------------------------------------------------------------------------------

1. ORGANIZATION

Principal Investors Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates in the mutual fund industry. Principal Investors Fund, Inc. consists of Money Market Fund (the "Fund"), presented herein, and 54 other funds.

Effective November 1, 2004, the initial purchase of $10,000 of Advisors Signature class of Money Market Fund was made by Principal Life Insurance Company.

Effective June 28, 2005, the initial purchases of $10,000 of Class A and Class B shares of Money Market Fund were made by Principal Life Insurance Company.

Effective June 30, 2005, Money Market Fund acquired all the assets and assumed all the liabilities in a tax-free reorganization of Principal Cash Management Fund, Inc. pursuant to an Agreement and Plan of Reorganization approved by shareholders of Principal Cash Management Fund, Inc. on June 16, 2005 at a conversion ratio of 1 for 1 for both Class A and B shares. The net assets of Money Market Fund and Principal Cash Management Fund immediately before the acquisition were approximately $288,522,000 and $344,006,000, respectively. The net assets of Money Market Fund immediately following the acquisition were approximately $632,528,000.

All classes of shares represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Board of Directors of Principal Investors Fund, Inc. In addition, the Board of Directors declares separate dividends on each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:



SECURITY VALUATION . The Fund values its securities at amortized cost, which approximates market, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.



INCOME AND INVESTMENT TRANSACTIONS. . The Fund records investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis. The Fund allocates daily all income and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class.

The Fund's investments are with various issuers in various industries. The schedule of investments contained herein summarizes concentration of credit risk by issuer and industry.



EXPENSES . Expenses directly attributed to a Fund are charged to that Fund. Other Fund expenses not directly attributed to a Fund are apportioned among the Funds managed by Principal Management Corporation.

The Fund allocates daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2005, are included separately in the statement of operations.



DISTRIBUTIONS TO SHAREHOLDERS . The Fund declares all net investment income and any net realized gains and losses from investment transactions as dividends daily to settled shares of record as of that day. Dividends from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.



FEDERAL INCOME TAXES . No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------
3. OPERATING POLICIES



INDEMNIFICATION . Under the Fund's by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.


4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATES



LINE OF CREDIT . The Fund participates with other registered investment companies managed by Principal Management Corporation (the "Manager") in an unsecured joint line of credit with two banks which allow the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate plus .375%. At October 31, 2005, the Fund had no outstanding borrowings under the line of credit.



MANAGEMENT SERVICES . The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Financial Services, Inc.) computed at an annual percentage rate of the Fund's average daily net assets. The annual rates used in this calculation for the Fund are as follows:

NET ASSETS OF FUNDS (IN MILLIONS)
----------------------------------
FIRST    NEXT    NEXT    OVER $1.5
 $500    $500    $500     BILLION
------  ------  ------  ------------
 .40     .39     .38        .37


In addition to the management fee, Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select classes of shares of the Fund pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class's average daily net assets. As of October 31, 2005, the annual rates for the service fee are .17%, .25%, .25%, .15%, and .15% and the annual rates for the administrative service fee are .15%, .20%, .28%, .11%, and ..13% for Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select, respectively. Class A, Class B, and Class J shares of the Fund reimburse the Manager for transfer agency and administrative services. The Manager has agreed to provide portfolio accounting services for the Fund. Currently, there is no separate charge for these services.

The Manager has voluntarily agreed to limit the Fund's expenses for Class J shares. The reductions and reimbursements are in amounts that maintain total operating expenses within a certain limit. The limit is expressed as a percentage of average daily net assets attributable to Class J on an annualized basis during the reporting period. The operating expense limit as of October 31, 2005 was 1.35%.



DISTRIBUTION FEES . The Advisors Preferred, Advisors Select, Advisors Signature, Class B, Class J, and Select shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Princor Financial Services Corporation, the principal underwriter, a portion may be paid to other selling dealers for providing certain services. Pursuant to the distribution agreement for Class B shares, fees that are unused by the principal underwriter at the end of the fiscal year are returned to the Fund. The annual rates are ..25%, .30%, .35%, .25%, and .10% for Advisors Preferred, Advisors Select, Advisors Signature, Class J, and Select, and up to .25% for Class B. The annual rate for Class J shares was decreased from .50% to .25% on January 1, 2005.


SALES CHARGES. Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class B and Class J share redemptions. The charge for Class B shares is based on declining rates which begin at 4.00% of the lesser of current market value or the cost of shares being redeemed. The charge for Class J shares is 1.00% of the lessor of current market value or the cost of share redeemed within 18 months of purchase. The aggregate amount of these charges retained by Princor Financial Services Corporation for the period ended October 31, 2005, was $9,376 for Class B shares and $68,684 for Class J shares.



AFFILIATED OWNERSHIP . At October 31, 2005, Principal Life Insurance Company (an affiliate of the Manager) and benefit plans sponsored on behalf of Principal Life Insurance Company owned 10,167 shares of Advisors Signature, 33,013,682 of Class A, and 10,000 shares of Select, respectively.



AFFILIATED BROKERAGE COMMISSIONS . No brokerage commissions were paid by the Fund to affiliated broker dealers or any other member of the Principal Financial Group, parent company of Principal Financial Services, Inc., during the period.


5. FEDERAL TAX INFORMATION



DISTRIBUTIONS TO SHAREHOLDERS . Federal tax distributions of ordinary income paid for years ended October 31, 2005 and October 31, 2004, were $9,523,257 and $556,812 respectively.

                         NOTES TO FINANCIAL STATEMENTS



 -------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               MONEY MARKET FUND
                                OCTOBER 31, 2005

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (94.35%)
ASSET BACKED SECURITIES (7.04%)
 CAFCO
                                               $                     $
  3.67%; 11/10/05                               3,600,000               3,596,697
  3.78%; 12/06/05                               4,600,000               4,583,095
  3.90%; 12/07/05                               3,900,000               3,884,790
  4.15%; 01/18/06                               4,040,000               4,003,674
 FCAR Owner Trust I
  3.72%; 12/07/05                               4,200,000               4,184,376
  3.83%; 11/10/05                               5,000,000               4,995,212
  3.91%; 12/13/05                               4,100,000               4,081,297
 Windmill Funding
  3.72%; 11/03/05                               4,000,000               3,999,173
  3.90%; 12/09/05                               4,100,000               4,083,122
  3.98%; 12/22/05                               5,480,000               5,449,102
  4.01%; 12/02/05                               3,000,000               2,989,641
  4.09%; 01/10/06                               2,915,000               2,891,818
                                                                       48,741,997
CHEMICALS-DIVERSIFIED (1.31%)
 E. I. Du Pont de Nemours
  3.72%; 11/04/05                               4,995,000               4,993,452
  4.00%; 12/08/05                               4,100,000               4,083,060
                                                                        9,076,512
COATINGS & PAINT (0.63%)
 Sherwin-Williams
  3.71%; 12/05/05                               4,400,000               4,384,583
COMMERCIAL BANKS (11.03%)
 Calyon North America
  3.69%; 11/14/05                               3,600,000               3,595,203
  3.77%; 11/21/05                               4,400,000               4,390,785
  3.89%; 12/08/05                               5,000,000               4,980,035
  4.08%; 01/31/06                               4,000,000               3,958,747
 Nordea North America
  3.68%; 11/09/05                               3,600,000               3,597,056
  3.72%; 11/01/05                               2,770,000               2,770,000
  3.77%; 12/09/05                               4,100,000               4,083,684
  3.82%; 11/15/05                               3,905,000               3,899,199
  4.02%; 01/19/06                               2,430,000               2,408,563
 Skandinaviska Enskilda Banken
  3.63%; 11/01/05                               3,285,000               3,285,000
  3.68%; 11/02/05                               4,200,000               4,199,571
  3.73%; 11/02/05                               4,100,000               4,099,575
  3.79%; 12/08/05                               3,900,000               3,884,808
  4.00%; 12/27/05                               4,300,000               4,273,244
 Svenska Handelsbanken
  3.67%; 11/14/05                               3,800,000               3,794,964
  4.03%; 01/11/06                               4,000,000               3,968,208
  4.04%; 01/11/06                               4,135,000               4,102,053
 Westpac Capital
  3.76%; 11/14/05                               3,100,000               3,095,791
  3.77%; 12/14/05                               4,000,000               3,981,988
  3.79%; 12/15/05                               4,000,000               3,981,471
                                                                       76,349,945
COSMETICS & TOILETRIES (1.03%)
 Procter & Gamble
  3.67%; 12/01/05                               3,800,000               3,788,378
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
COSMETICS & TOILETRIES (CONTINUED)
 Procter & Gamble (continued)
  3.81%; 12/02/05                              $3,360,000            $  3,348,977
                                                                        7,137,355
DISTRIBUTION-WHOLESALE (0.97%)
 Louis Dreyfus
  3.92%; 11/16/05                               4,100,000               4,093,303
  4.01%; 11/30/05                               2,610,000               2,601,569
                                                                        6,694,872
DIVERSIFIED FINANCIAL SERVICES (4.00%)
 Amstel Funding
  3.69%; 12/07/05                               3,800,000               3,785,978
  3.77%; 11/28/05                               3,600,000               3,589,821
  3.79%; 12/14/05                               4,000,000               3,981,892
  3.84%; 12/15/05                               4,500,000               4,478,880
  3.92%; 12/27/05                               4,490,000               4,462,621
 General Electric Capital
  3.69%; 11/08/05                               3,500,000               3,497,489
  3.87%; 12/22/05                               3,900,000               3,878,618
                                                                       27,675,299
DIVERSIFIED MANUFACTURING OPERATIONS (1.15%)
 General Electric
  3.98%; 12/28/05                               5,000,000               4,968,096
  3.99%; 12/29/05                               3,000,000               2,980,715
                                                                        7,948,811
FINANCE-AUTO LOANS (3.93%)
 Paccar Financial
  3.70%; 11/17/05                               3,400,000               3,394,409
  3.76%; 12/13/05                               5,000,000               4,978,067
 Toyota Motor Credit
  3.71%; 11/04/05                               4,100,000               4,098,732
  3.73%; 11/03/05                               5,895,000               5,893,779
  3.78%; 11/30/05                               4,600,000               4,585,993
  4.12%; 01/27/06                               4,300,000               4,257,186
                                                                       27,208,166
FINANCE-COMMERCIAL (2.27%)
 CIT Group
  3.63%; 11/04/05                               2,500,000               2,499,244
  3.92%; 01/04/06                               4,300,000               4,270,034
  4.06%; 01/09/06                               4,000,000               3,968,873
  4.08%; 01/20/06                               5,000,000               4,954,667
                                                                       15,692,818
FINANCE-CONSUMER LOANS (1.24%)
 American General Finance
  3.91%; 12/20/05                               4,600,000               4,575,519
 HSBC Finance
  3.73%; 11/16/05                               4,000,000               3,993,783
                                                                        8,569,302
FINANCE-CREDIT CARD (2.99%)
 American Express Credit
  3.82%; 11/30/05                               5,000,000               4,984,614
  3.84%; 11/16/05                               4,000,000               3,993,600
  3.97%; 12/20/05                               4,315,000               4,291,683
  4.02%; 01/09/06                               4,300,000               4,266,869
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-CREDIT CARD (CONTINUED)
 American Express Credit (continued)
  4.07%; 01/05/06                              $3,180,000            $  3,156,631
                                                                       20,693,397
FINANCE-INVESTMENT BANKER & BROKER (9.21%)
 Bear Stearns
  3.65%; 11/08/05                               4,300,000               4,296,915
  3.69%; 11/07/05                               3,600,000               3,597,786
  3.77%; 12/14/05                               3,000,000               2,986,491
  4.10%; 02/13/06                               5,000,000               4,940,778
 Citigroup Funding
  3.95%; 12/06/05                               5,000,000               4,980,799
 Goldman Sachs Group
  3.98%; 11/23/05                               3,000,000               2,992,703
 ING U.S. Funding
  3.85%; 11/28/05                               3,700,000               3,689,316
  3.98%; 12/01/05                               2,710,000               2,701,012
  4.07%; 01/24/06                               5,000,000               4,952,517
 JP Morgan Chase
  3.73%; 11/01/05                               4,000,000               4,000,000
  3.74%; 11/04/05                               4,200,000               4,198,691
  3.90%; 11/22/05                               5,300,000               5,287,942
  3.92%; 11/23/05                               4,300,000               4,289,699
 Morgan Stanley
  3.85%; 11/14/05                               4,300,000               4,294,022
  3.86%; 11/22/05                               3,900,000               3,891,218
  3.88%; 11/17/05                               2,640,000               2,635,447
                                                                       63,735,336
FINANCE-LEASING COMPANY (3.57%)
 International Lease Finance
  3.79%; 11/09/05                               5,000,000               4,995,789
  3.80%; 11/30/05                               4,200,000               4,187,143
  3.84%; 11/17/05                               3,600,000               3,593,856
  4.09%; 01/19/06                               3,900,000               3,864,997
 River Fuel Funding
  4.17%; 01/20/06                               4,000,000               3,962,933
  4.17%; 01/24/06                               4,100,000               4,060,107
                                                                       24,664,825
FINANCE-MORTGAGE LOAN/BANKER (1.04%)
 Fannie Mae
  3.57%; 11/02/05                               4,000,000               3,999,604
  3.63%; 11/23/05                               3,200,000               3,192,901
                                                                        7,192,505
FINANCE-OTHER SERVICES (7.89%)
 Commoloco
  3.77%; 12/02/05                               4,000,000               3,987,014
  4.06%; 01/17/06                               3,900,000               3,866,133
 CRC Funding
  3.86%; 12/02/05                               3,900,000               3,887,037
  3.88%; 11/21/05                               3,100,000               3,093,318
  3.93%; 12/08/05                               4,000,000               3,983,843
  4.14%; 01/23/06                               3,800,000               3,763,729
 HSBC Funding
  3.61%; 11/07/05                               5,000,000               4,996,991
  3.78%; 11/22/05                               3,065,000               3,058,242
  4.01%; 12/01/05                               4,000,000               3,986,633
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
FINANCE-OTHER SERVICES (CONTINUED)
 Private Export Funding
  3.63%; 11/10/05                              $2,420,000            $  2,417,804
  3.64%; 11/10/05                               3,600,000               3,596,724
  3.67%; 11/29/05                               3,000,000               2,991,437
  3.71%; 12/06/05                               4,600,000               4,583,408
  3.83%; 01/05/06                               2,170,000               2,154,994
  4.13%; 03/16/06                               4,300,000               4,233,404
                                                                       54,600,711
FOOD-MISCELLANEOUS/DIVERSIFIED (0.43%)
 Unilever Capital
  3.88%; 11/15/05                               3,000,000               2,995,473
MONEY CENTER BANKS (5.65%)
 Bank of America
  3.65%; 11/09/05                               3,700,000               3,696,999
  3.68%; 11/09/05                               4,300,000               4,296,484
  4.03%; 01/10/06                               3,600,000               3,571,790
  4.06%; 02/07/06                               4,600,000               4,549,160
 BNP Paribas Finance
  3.73%; 12/15/05                               3,600,000               3,583,588
  3.79%; 12/12/05                               3,175,000               3,161,295
  3.88%; 12/05/05                               5,000,000               4,981,678
 HBOS Treasury Services
  3.72%; 12/01/05                               3,500,000               3,489,150
  3.75%; 11/25/05                               4,200,000               4,189,500
  3.96%; 12/01/05                               3,600,000               3,588,120
                                                                       39,107,764
MULTI-LINE INSURANCE (2.97%)
 Genworth Financial
  3.87%; 11/29/05                               4,300,000               4,287,057
  3.89%; 12/05/05                               5,000,000               4,981,630
  3.93%; 12/12/05                               3,500,000               3,484,335
  3.99%; 12/16/05                               3,500,000               3,482,544
  4.03%; 12/13/05                               4,300,000               4,279,783
                                                                       20,515,349
OIL COMPANY-INTEGRATED (1.85%)
 Total Capital
  3.91%; 12/28/05                               3,900,000               3,875,856
  3.93%; 12/30/05                               5,000,000               4,967,796
  3.99%; 12/29/05                               4,000,000               3,974,286
                                                                       12,817,938
PUBLISHING-NEWSPAPERS (0.56%)
 Gannett
  3.84%; 12/07/05                               3,865,000               3,850,158
RETAIL-DISCOUNT (0.67%)
 Wal-Mart Stores
  3.53%; 11/01/05                               4,600,000               4,600,000
SPECIAL PURPOSE ENTITY (19.09%)
 Barclays U.S. Funding
  3.84%; 12/12/05                               5,140,000               5,117,521
 Barclays U.S. Funding (continued)
  3.85%; 12/16/05                               4,600,000               4,577,891
  3.89%; 12/13/05                               4,200,000               4,180,939
  3.92%; 12/05/05                               4,100,000               4,084,840
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
SPECIAL PURPOSE ENTITY (CONTINUED)
 Compass Securitization
  3.72%; 11/15/05                              $3,000,000            $  2,995,660
  3.75%; 11/28/05                               4,135,000               4,123,370
  3.82%; 11/07/05                               5,000,000               4,996,817
  3.94%; 11/21/05                               2,300,000               2,294,966
 Galaxy Funding
  3.67%; 11/07/05                               3,600,000               3,597,798
  3.69%; 11/16/05                               3,600,000               3,594,465
  3.74%; 11/21/05                               4,600,000               4,590,442
  3.75%; 11/22/05                               2,730,000               2,724,028
  4.11%; 01/26/06                               4,000,000               3,960,727
 Grampian Funding
  3.78%; 12/16/05                               1,775,000               1,766,613
  3.80%; 12/19/05                               4,200,000               4,178,720
  3.97%; 01/06/06                               3,600,000               3,573,798
 Ranger Funding
  3.83%; 11/18/05                               7,470,000               7,456,368
  3.84%; 11/08/05                               2,910,000               2,907,827
  3.97%; 01/03/06                               4,050,000               4,021,863
 Scaldis Capital
  3.82%; 12/20/05                               4,155,000               4,133,396
  3.86%; 12/21/05                               3,200,000               3,182,844
  4.04%; 01/12/06                               4,075,000               4,042,074
 Sheffield Receivables
  3.82%; 12/19/05                               4,000,000               3,979,627
  3.97%; 11/17/05                               2,580,000               2,575,448
 Southern Company Funding
  4.06%; 01/12/06                               3,600,000               3,570,768
 Surrey Funding
  3.66%; 11/02/05                               3,425,000               3,424,652
  3.88%; 11/18/05                               5,000,000               4,990,839
 White Pine Finance
  3.71%; 11/18/05                               4,000,000               3,992,992
  3.78%; 11/29/05                               3,600,000               3,589,416
  3.87%; 12/21/05                               4,600,000               4,575,275
 Yorktown Capital
  3.76%; 11/15/05                               4,165,000               4,158,910
  3.77%; 11/29/05                               4,050,000               4,038,125
  3.92%; 11/17/05                               4,100,000               4,092,857
  4.16%; 01/30/06                               3,045,000               3,013,332
                                                                      132,105,208
SUPRANATIONAL BANK (2.53%)
 Corp Andina de Fomento
  3.95%; 12/14/05                               5,000,000               4,976,410
  3.95%; 12/16/05                               3,500,000               3,482,719
  3.96%; 12/22/05                               4,100,000               4,076,999
  4.03%; 12/19/05                               5,000,000               4,973,133
                                                                       17,509,261
TELECOMMUNICATION SERVICES (0.58%)
 Verizon Global Funding
  3.98%; 10/13/06                               4,000,000               4,000,000
                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
TELEPHONE-INTEGRATED (0.72%)
 SBC Communications
  3.64%; 11/03/05                              $5,000,000            $  4,998,989
                                  TOTAL COMMERCIAL PAPER              652,866,574

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
BONDS (2.87%)
AEROSPACE & DEFENSE EQUIPMENT (0.12%)
 United Technologies
  7.00%; 09/15/06                                 830,000                 848,295
ASSET BACKED SECURITIES (0.28%)
 CIT Equipment Collateral
  3.85%; 09/20/06                               1,970,998               1,970,998
AUTOMOBILE SEQUENTIAL (1.65%)
 AmeriCredit Automobile
  Receivables Trust
  3.84%; 09/06/06                               2,414,441               2,414,441
 Banc of America Securities Auto Trust
  3.51%; 07/18/06                               1,108,849               1,108,849
 Honda Auto Receivables Owner Trust
  3.42%; 06/19/06                               1,785,168               1,785,168
 Merrill Auto Trust Securitization
  3.47%; 06/26/06                               1,285,412               1,285,411
 Nissan Auto Lease Trust
  4.27%; 11/15/06                               3,300,000               3,300,000
 USAA Auto Owner Trust
  4.17%; 11/09/06 /1/                           1,500,000               1,500,000
                                                                       11,393,869
FINANCE-INVESTMENT BANKER & BROKER (0.22%)
 Lehman Brothers Holdings
  6.63%; 02/05/06                               1,000,000               1,007,258
 Merrill Lynch
  2.94%; 01/30/06                                 555,000                 553,919
                                                                        1,561,177
FINANCE-OTHER SERVICES (0.19%)
 Caterpillar Financial Services
  5.95%; 05/01/06                               1,300,000               1,313,398
FOOD-MISCELLANEOUS/DIVERSIFIED (0.28%)
 Unilever Capital
  6.88%; 11/01/05                               1,925,000               1,925,000
MONEY CENTER BANKS (0.13%)
 Bank of America
  6.20%; 02/15/06                                 875,000                 880,805
                                             TOTAL BONDS               19,893,542

                                               Principal
                                                 Amount                 Value
----------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (2.34%)
COMMERCIAL BANKS (2.34%)
 Citibank
  3.80%; 11/28/05                              $4,200,000            $  4,200,000
  4.16%; 01/25/06                               3,600,000               3,600,000
 Deutsche Bank
  3.67%; 11/08/05                               4,200,000               4,200,000
  3.90%; 12/12/05                               4,200,000               4,200,000
                           TOTAL CERTIFICATES OF DEPOSIT               16,200,000
                                                                     ------------

                    TOTAL PORTFOLIO INVESTMENTS (99.56%)              688,960,116
OTHER ASSETS AND LIABILITIES, NET (0.44%)                               3,038,079
                              TOTAL NET ASSETS (100.00%)             $691,998,195
                                                                     --------------




/1 /Variable rate.

                     INVESTMENTS BY SECTOR (UNAUDITED)
 Sector                             Value                     Percentage of
                                                               Total Value
-----------------------------------------------------------------------------------
 Financial                         $527,302,732                     76.54%
 Asset Backed
 Securities                          62,106,864                      9.01
 Government                          24,701,766                      3.59
 Basic Materials                     13,461,095                      1.95
 Communications                      12,849,147                      1.86
 Energy                              12,817,938                      1.86
 Consumer,
 Non-cyclical                        12,057,828                      1.75
 Consumer, Cyclical                  11,294,872                      1.64
 Industrial                           8,797,106                      1.28
 Utilities                            3,570,768                      0.52
                TOTAL              $688,960,116                    100.00%
                                 ------------------              -------------

Percentages are adjusted to reflect the impact of currency contracts, futures contracts, and swap agreements, if applicable.

See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004         2003         2002    2001/(I)/
                            ----          ----         ----         ----    ----
MONEY MARKET FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.020         0.003        0.003        0.011    0.035
                           -----         -----        -----        -----    -----
 Total From Investment
            Operations     0.020         0.003        0.003        0.011    0.035
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.020)       (0.003)      (0.003)      (0.011)  (0.035)
                          ------        ------       ------       ------   ------
   Total Dividends and
         Distributions    (0.020)       (0.003)      (0.003)      (0.011)  (0.035)
                          ------        ------       ------       ------   ------
Net Asset Value, End
 of Period............    $1.000        $1.000       $1.000       $1.000   $1.000
                          ======        ======       ======       ======   ======
Total Return..........      1.99%         0.28%        0.32%        1.06%    3.59%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $8,665        $7,413       $4,581       $2,070     $100
 Ratio of Expenses to
  Average Net Assets..      0.97%         0.97%        0.97%        0.97%    0.97%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --            --         0.97%/(h)/     --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.98%         0.31%        0.29%        0.91%    3.92%/(g)/

                            2005          2004         2003         2002    2001/(I)/
                            ----          ----         ----         ----    ----
MONEY MARKET FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.018         0.001        0.002        0.009    0.034
                           -----         -----        -----        -----    -----
 Total From Investment
            Operations     0.018         0.001        0.002        0.009    0.034
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.018)       (0.001)      (0.002)      (0.009)  (0.034)
                          ------        ------       ------       ------   ------
   Total Dividends and
         Distributions    (0.018)       (0.001)      (0.002)      (0.009)  (0.034)
                          ------        ------       ------       ------   ------
Net Asset Value, End
 of Period............    $1.000        $1.000       $1.000       $1.000   $1.000
                          ======        ======       ======       ======   ======
Total Return..........      1.81%         0.13%        0.16%        0.88%    3.44%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $9,180        $6,394       $5,494         $564     $667
 Ratio of Expenses to
  Average Net Assets..      1.15%         1.12%        1.13%        1.15%    1.15%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          1.15%/(h)/   1.15%/(h)/     --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.77%         0.15%        0.12%        0.88%    3.14%/(g)/

                            2005
                            ----
MONEY MARKET FUND
-----------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.017
                           -----
 Total From Investment
            Operations     0.017
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.017)
                          ------
   Total Dividends and
         Distributions    (0.017)
                          ------
Net Asset Value, End
 of Period............    $1.000
                          ======
Total Return..........      1.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $8,627
 Ratio of Expenses to
  Average Net Assets..      1.28%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.43%

                           2005/(E)/
                           ----
MONEY MARKET FUND
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..     $1.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.010
   ----
 Total From Investment
            Operations     0.010
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.010)
   ----
   Total Dividends and
         Distributions    (0.010)
                          ------
Net Asset Value, End
 of Period............    $1.000
                          ======
Total Return /(c)/ ...      1.02%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $344,589
 Ratio of Expenses to
  Average Net Assets..      0.60%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.95%/(g)/

                           2005/(E)/
                           ----
MONEY MARKET FUND
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.006
   ----
 Total From Investment
            Operations     0.006
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.006)
   ----
   Total Dividends and
         Distributions    (0.006)
                          ------
Net Asset Value, End
 of Period............    $1.000
                          ======
Total Return /(c)/ ...      0.59%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,099
 Ratio of Expenses to
  Average Net Assets..      1.87%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.67%/(g)/

                            2005          2004         2003         2002    2001/(J)/
                            ----          ----         ----         ----    ----
MONEY MARKET FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.018         0.001        0.001        0.007    0.021
                           -----         -----        -----        -----    -----
 Total From Investment
            Operations     0.018         0.001        0.001        0.007    0.021
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.018)       (0.001)      (0.001)      (0.007)  (0.021)
                          ------        ------       ------       ------   ------
   Total Dividends and
         Distributions    (0.018)       (0.001)      (0.001)      (0.007)  (0.021)
                          ------        ------       ------       ------   ------
Net Asset Value, End
 of Period............    $1.000        $1.000       $1.000       $1.000   $1.000
                          ======        ======       ======       ======   ======
Total Return /(c)/ ...      1.79%         0.08%        0.06%        0.68%    2.12%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $143,460      $132,551      $95,332      $36,795   $7,269
 Ratio of Expenses to
  Average Net Assets..      1.15%         1.17%        1.21%        1.35%    1.31%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.15%         1.43%        1.54%          --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.78%         0.09%        0.04%        0.59%    2.48%/(g)/

                            2005          2004         2003         2002    2001/(J)/
                            ----          ----         ----         ----    ----
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.025         0.009        0.009        0.016    0.027
                           -----         -----        -----        -----    -----
 Total From Investment
            Operations     0.025         0.009        0.009        0.016    0.027
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.025)       (0.009)      (0.009)      (0.016)  (0.027)
                          ------        ------       ------       ------   ------
   Total Dividends and
         Distributions    (0.025)       (0.009)      (0.009)      (0.016)  (0.027)
                          ------        ------       ------       ------   ------
Net Asset Value, End
 of Period............    $1.000        $1.000       $1.000       $1.000   $1.000
                          ======        ======       ======       ======   ======
Total Return..........      2.56%         0.85%        0.89%        1.64%    2.71%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $140,592       $56,277      $23,684       $1,522     $186
 Ratio of Expenses to
  Average Net Assets..      0.40%         0.40%        0.40%        0.40%    0.40%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.67%         0.89%        0.78%        1.53%    3.39%/(g)/

                            2005          2004         2003         2002    2001/(I)/
                            ----          ----         ----         ----    ----
MONEY MARKET FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.023         0.006        0.006        0.014    0.038
                           -----         -----        -----        -----    -----
 Total From Investment
            Operations     0.023         0.006        0.006        0.014    0.038
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.023)       (0.006)      (0.006)      (0.014)  (0.038)
                          ------        ------       ------       ------   ------
   Total Dividends and
         Distributions    (0.023)       (0.006)      (0.006)      (0.014)  (0.038)
                          ------        ------       ------       ------   ------
Net Asset Value, End
 of Period............    $1.000        $1.000       $1.000       $1.000   $1.000
                          ======        ======       ======       ======   ======
Total Return..........      2.30%         0.59%        0.64%        1.38%    3.90%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $30,291       $14,599       $8,431       $1,949   $4,700
 Ratio of Expenses to
  Average Net Assets..      0.66%         0.66%        0.66%        0.66%    0.66%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.30%         0.61%        0.55%        1.39%    4.23%/(g)/

                            2005          2004         2003         2002    2001/(I)/
                            ----          ----         ----         ----    ----
MONEY MARKET FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $1.000        $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.021         0.005        0.005        0.013    0.037
                           -----         -----        -----        -----    -----
 Total From Investment
            Operations     0.021         0.005        0.005        0.013    0.037
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.021)       (0.005)      (0.005)      (0.013)  (0.037)
                          ------        ------       ------       ------   ------
   Total Dividends and
         Distributions    (0.021)       (0.005)      (0.005)      (0.013)  (0.037)
                          ------        ------       ------       ------   ------
Net Asset Value, End
 of Period............    $1.000        $1.000       $1.000       $1.000   $1.000
                          ======        ======       ======       ======   ======
Total Return..........      2.17%         0.46%        0.49%        1.26%    3.78%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,495        $1,484          $10          $10     $100
 Ratio of Expenses to
  Average Net Assets..      0.78%         0.78%        0.63%        0.77%    0.78%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --            --         0.78%/(h)/     --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.28%         0.49%        0.37%        1.25%    4.11%/(g)/


See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------
See accompanying notes.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Expense ratio without the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Expense ratio without the Manager's voluntary expense limit.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares recognized $.001 of net investment income per share, all of which was distributed, during the period November 28, 2000 through December 5, 2000.
/(j) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.

See accompanying notes.

                                   REPORT OF

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and
Shareholders
Principal Investors Fund, Inc.


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Principal Investors Fund, Inc. - Money Market Fund as of October 31, 2005, and the related statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the management of Principal Investors Fund, Inc. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Principal Investors Fund, Inc.'s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Principal Investors Fund, Inc.'s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Principal Investors Fund, Inc. - Money Market Fund at October 31, 2005, the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.




/s/ Ernst & Young


Des Moines, Iowa
December 2, 2005

FUND DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with the Principal Variable Contracts Fund, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be "interested persons" as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.


THE FOLLOWING DIRECTORS ARE CONSIDERED NOT TO BE "INTERESTED PERSONS" AS DEFINED

IN THE 1940 ACT .

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                  FUND             OTHER
                                                                COMPLEX        DIRECTORSHIPS
NAME, POSITION HELD WITH THE FUND,  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY
    ADDRESS, AND YEAR OF BIRTH        DURING PAST 5 YEARS       DIRECTOR         DIRECTOR*
    --------------------------        -------------------       --------         ---------


                        Principal, EBA Associates since 1998.         86        The McClatchy Company

 Elizabeth Ballantine
 Director since 2004
 Member, Audit and
 Nominating Committee
 1113 Basil Road,
 McClean, Virginia
 1948


                                                                      86                None
                        Attorney. Vice President, Deere and
 James D. Davis         Company, Retired.
 Director since 1974
 Member, Audit and
 Nominating Committee
 4940 Center Court,
 Bettendorf, Iowa
 1934

                                                      86
 Richard W. Gilbert                                              Calamos Asset
 Director since 1985                                            Management, Inc.
 Member, Audit and       President, Gilbert
 Nominating Committee    Communications, Inc.
 5040 Arbor Lane,        since 1993.
 #302, Northfield,
 Illinois.
 1940

                                                      86             None

                         Executive Vice
 Mark A. Grimmett        President and CFO,
 Director since 2004     Merle Norman
 Member, Audit and       Cosmetics, Inc. since
 Nominating Committee    2000.
 6310 Deerfield Avenue
 San Gabriel,
 California
 1960

                                                      86                    None


 Fritz S. Hirsch
 Director since 2005     President, Sassy,
 Member, Audit and       Inc. since 1986.
 Nominating Committee
 Suite 203, 2101
 Waukegan Road
 Bannockburn, Illinois
 1951


                                                      86        Casey's General Stores, Inc.

 William C. Kimball
 Director since 1999     Chairman and CEO,
 Member, Audit and       Medicap Pharmacies,
 Nominating Committee    Inc. Retired.
 3094 104th,
 Urbandale, Iowa
 1947

                                                      86              None
 Barbara A. Lukavsky
 Director since 1987
 Member, Audit and
 Nominating Committee    President and CEO,
 Member, Executive       Barbican Enterprises,
 Committee               Inc. since 1997.
 100 Market Street,
 #314, Des Moines,
 Iowa
 1940


  * Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

THE FOLLOWING DIRECTORS ARE CONSIDERED TO BE "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, AS AMENDED, BECAUSE OF AN AFFILIATION WITH THE MANAGER AND

PRINCIPAL LIFE. .

                         Director, Principal
                         Management
                         Corporation and
                         Princor Financial
                         Services Corporation
                         ("Princor") since
                         1998. President,                              None
 John E. Aschenbrenner   Insurance and
 Director since 1998     Financial Services,
 1949                    Principal Life since
                         2003. Executive Vice
                         President, 2000-2003.
                         Prior thereto, Senior
                         Vice President.

                         Director and
                         President, Princor
                         and Principal
 Ralph C. Eucher         Management
 Director and            Corporation, since
 President since 1999    1999. Senior Vice                             None
 Member, Executive       President, Principal
 Committee               Life, since 2002.
 1952                    Prior thereto, Vice
                         President.

                         Chairman and
                         Director, Princor and
                         Principal Management
 Larry D. Zimpleman      Corporation since                             None
 Director and Chairman   2002. President,
 of the Board since      Retirement and
 2001                    Investor Services,
 Member, Executive       Principal Life since
 Committee               2003. Executive Vice
 1951                    President, 2001-2003.
                         Prior thereto, Senior
                         Vice President.






The Audit and Nominating Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominates all candidates who are not "interested persons" of the Fund for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Additional information about the Fund is available in the Prospectuses dated March 1, 2005, May 16, 2005, and the Statement of Additional Information dated March 1, 2005. These documents may be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


PROXY VOTING POLICIES


A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent period ended June 30 may be obtained free of charge by telephoning Princor Financial Services Corporation at 1-800-247-4123 or at www.sec.gov.


SCHEDULES OF INVESTMENTS


The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund's Form N-Q can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. or on the Commission's website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.


BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires the Board of Directors (the "Board") of Principal Investors Fund, Inc. ("PIF"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of PIF, as defined in the 1940 Act (the "Independent Directors"), annually to review and consider the continuation of: (i) the management agreement (the "Management Agreement") with Principal Management Corporation (the "Manager") as it relates to each of the fifty-five series of PIF (each series is referred to as a "Fund")
(ii) the investment subadvisory agreements (the "Subadvisory Agreements") between the Manager and each of Alliance Capital Management L.P.; American Century Investment Management, Inc.; Ark Asset Management Co., Inc.; Barrow, Hanley, Mewhinney & Strauss; Alliance Bernstein Investment Research and Management; Columbus Circle Investors ("Columbus Circle"); Dimensional Fund Advisors, Inc.; Emerald Advisors, Inc.; Fidelity Management and Research Company; Goldman Sachs Asset Management, L.P.; Grantham, Mayo, Van Otterloo & Co., LLC; J.P. Morgan Investment Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Mazama Capital Management, Inc.; Mellon Equity Associates, LLP; Morgan Stanley Investments LP; Neuberger Berman Management, Inc.; Post Advisory Group, LLC ("Post"); Principal Real Estate Investors, LLC; Principal Global Investors, LLC ("PGI"); Spectrum Asset Management, Inc. ("Spectrum"); T. Rowe Price Associates, Inc.; Turner Investment Partners, Inc.; UBS Global Asset Management (Americas), Inc.; Vaughan Nelson Investment Management, LP; and Wellington Management Company, LLP. (the "Subadvisers"). The Management Agreement and the Subadvisory Agreements are collectively referred to as the "Advisory Agreements."

BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)


At a meeting held on September 12, 2005, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Manager and each Subadviser and the continuation of the Advisory Agreements. On September 11, 2005, the Independent Directors also met in executive session with their independent legal counsel.
 In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Fund as well as the investment performance of a broader based industry category defined by Morningstar, Inc ("Morningstar Category") and a market index, (ii) management fees and the expense ratio for each Fund compared to a narrow peer group of mutual funds identified by management as competitor funds from a marketing perspective ("Narrow Peer Group") and the mutual funds in a broader based, industry category defined by Lipper Analytical Services, Inc. ("Lipper Category"), (iii) fee schedules applicable to the Manager's and the Subadvisers' other clients, (iv) the Manager's financial results and condition, including its profitability from services it performed for each Fund, (v) a comparison of the management fee and expense ratio for each Fund at current asset levels to the management fee and expense ratios for the Narrow Peer Group and the funds in the Lipper Category
(vi) an analysis of the Manager's and each Subadviser's allocation of the benefits of economies of scale (vii) the Manager's and each Subadvisers' record of compliance with applicable laws and regulations, and with each Fund's investment policies and restrictions, (viii) the nature and character of the services the Manager and each Subadviser provides to each Fund.



NATURE, EXTENT AND QUALITY OF SERVICES . With regard to the Manager, the Board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager's personnel, the resources made available to such personnel and the Manager's ability to attract and retain high-quality personnel. The Board also considered the Manager's rigorous program for identifying, recommending, monitoring and replacing Subadvisers.
 With regard to each Subadviser, the Board considered the reputation, qualifications and background of each Subadviser, the investment approach of each Subadviser, the experience and skills of each Subadviser's investment personnel and the resources made available to such personnel and each Subadviser's compliance with each Fund's investment policies and compliance in general. Based on all relevant factors, the Board concluded that the nature, quality and extent of the services the Manager and each Subadviser provides to each Fund were sufficient to support renewal of the Advisory Agreements.



INVESTMENT PERFORMANCE . The Board considered the performance results for each Fund over various time periods. The Board also considered these results in comparison to the performance of the funds in the Morningstar Category of which each Fund is a member, as well as each Fund's market index. The Board also considered whether each Fund's performance results were consistent with the Fund's investment objectives and policies. For Funds that had a shorter than one-year performance record with the Subadviser, either because the Fund was only recently added to PIF or the Subadviser was only recently added to manage a portion of the Fund's assets, the Board determined that the limited performance history was not meaningful and the Board relied instead on the fact that the Subadvisers had recently been selected based upon favorable composite performance information.


The Board concluded that, with regard to most Funds, performance results were satisfactory. For some Funds that had not maintained a satisfactory level of investment performance over a three-year period (Government & High Quality Bond Fund, MidCap Value Fund and Partners SmallCap Growth Fund I), the Board concluded that the Manager has in place an effective process to monitor performance, to encourage remedial action and to make changes in the Subadviser at the appropriate time, if necessary. For each of these Funds, the Board determined that appropriate remedial action had been taken and had resulted in improved shorter-term performance. For those Funds, the Board determined, based upon each Fund's particular circumstances, that is was in the best interests of the Fund to continue to closely monitor performance and to renew the Advisory Agreements.



INVESTMENT MANAGEMENT AND SUBADVISORY FEES AND EXPENSES . The Board considered the management fees and total expense ratios for each Fund. The Board received information, based on data supplied by Lipper Analytical Services, comparing each Fund's management fees (at current asset levels and at theoretical asset levels) and expense ratio (at current asset levels) to advisory fees and expense ratios of both the Narrow Peer Group and the Lipper Category. As a part of its analysis, the Board noted that the pricing structure for the PIF Funds is different from that of most mutual funds in that the Manager pays for a number of expenses that most mutual funds pass through as a cost to shareholders as "administrative" or "other" expenses (such as custodial fees, audit and legal fees, directors expenses, blanket bond expenses, line of credit expenses and ICI membership dues). The Board also considered each Fund's management fee rate as compared to management fees charged by the Manager for comparable mutual funds.



For most funds, management fees and expense ratios were within the third quartile or better when compared to their Lipper Category, which the Board considered reasonable. For Funds with management fees or expense ratios within the fourth quartile, the Board concluded, taking into account all other relevant factors (including the unique pricing structure), that the management fees and expense ratios were reasonable.


The Board also considered each Fund's management fee rate as compared to management fees charged by the Manager for comparable mutual funds.


On the basis of the information provided, the Board concluded that the management fee schedules and expense ratios for each Fund were reasonable and appropriate in light of the quality of services provided by the Manager and other relevant factors.

BOARD CONSIDERATION OF AND CONTINUATION OF MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)


The Board also considered each Fund's subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data the Manager supplied, which compared the subadvisory fees to available information about funds in the Lipper Category. The Board noted that, where data on the ranking of the subadvisory fees was available, the subadvisory fees of each Fund ranked among the lowest 75 percent relative to the Lipper Category. In the case of each Fund for which such data was not available, the Board reviewed the management fee and total expense ratio for reasonableness, taking into account whether the Subadviser was charging a higher fee to the Fund than to its comparable clients.


For the Subadvisers that reported fees for "Other Clients" with comparable investment policies and receiving comparable services, the Board noted that most Subadvisers did not charge higher fees to the Manager than they charged to their Other Clients. For the Subadvisers that charged higher fees to the Manager than to their Other Clients, the Board noted that, based on representations made by those Subadvisers, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients.


For each Subadviser not affiliated with the Manager ("Unaffiliated Subadvisers") (each Subadviser except PGI, Columbus Circle, Post and Spectrum), the Board also considered that the subadvisory fee rate was negotiated at arm's length between the Manager and each Unaffiliated Subadviser and that the Manager compensates the Unaffiliated Subadviser from its fees. For Funds with Affiliated Subadvisers (PGI, Columbus Circle, Post and Spectrum), the Board noted that the Subadviser is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee.


Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.



PROFITABILITY . The Board reviewed the Manager's detailed analysis of its profitability, including the estimated direct and indirect costs the Manager incurs in providing service with regard to each Fund under the Management Agreement as well as its profitability from other relationships between the Manager, its affiliates and each Fund. The Board reviewed data on the profitability to each Affiliated Subadviser (except those Funds that did not have a one-year history with the Affiliated Subadviser). The Board concluded that the profitability to the Manager from the management of each Fund and the profitability to each Affiliated Subadviser in connection with the investment advisory services each provides to certain Funds were not unreasonable.


The Board noted that the Manager compensates each Unaffiliated Subadviser from its own management fees and that the fees were competitive. In addition, the Board noted that the Subadvisory Agreements for each Unaffiliated Subadviser were negotiated at arm's length between the Manager and each Unaffiliated Subadviser. Accordingly, the Board concluded that it need not review estimated levels of profits to the Unaffiliated Subadvisers in order to conclude, as it did, that profitability to the Unaffiliated Subadvisers was not unreasonable.



ECONOMIES OF SCALE . The Board considered whether there are economies of scale with respect to the management of each Fund and whether each Fund benefits from any such economies of scale through breakpoints in fees. The Board also reviewed the level at which breakpoints occur and the amount of the reduction.
 The Board also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of each Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.


The Board noted that the management fees for the Index Funds and the LifeTime Funds do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each Index Fund has a relatively low basis-point fee for initial assets and the Board concluded that the Index Funds do not generate sufficient economies of scale at their current asset size to justify a breakpoint at this time. For the LifeTime Funds, the Board noted that the underlying funds in which these funds-of-funds invest contain breakpoints that pass through economies of scale to the shareholders.


The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under each Subadvisory Agreement is reasonable in relation to the asset size of each Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.



OTHER BENEFITS TO THE MANAGER . The Board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Subadviser receive as a result of their relationship with PIF, including each Subadviser's soft dollar practices. The Board concluded that, taking into account any incidental benefits the Manager and each Subadviser receive, the management and subadvisory fees for each Fund were reasonable.



OVERALL CONCLUSIONS . Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.



         SPECIAL MEETING OF SHAREHOLDERS PRINCIPAL INVESTORS FUND, INC.
                                HELD MAY 26, 2005
1.  Election of the Board of Directors:

                            For              Withheld

    Aschenbrenner      1,385,462,718         20,257,381
    Ballantine         1,386,223,863         19,496,235
    Davis              1,382,939,918         22,780,181
    Eucher             1,384,666,889         21,053,210
    Gilbert            1,386,344,622         19,375,477
    Grimmett           1,385,786,889         19,933,210
    Kimball            1,386,586,846         19,133,253
    Lukavsky           1,385,701,490         20,018,609
    Zimpleman          1,384,696,221         21,023,878



3. Approval of reclassifying the investment objective of each Fund as a "non-fundamental" policy which may be changed without shareholder approval:

                                                      In Favor             Opposed            Abstain          Broker Non-Vote

     Money Market....................................214,678,190          32,506,073        6,558,078                    0

4. Approval of Amendments to the Fund's Articles of Incorporation to authorize the Board of Directors, without shareholder approval, to:

    4A.  Approve combinations of Fund portfolios:


                                  In Favor             Opposed            Abstain         Broker Non-Vote

                                1,321,349,002        66,453,185         17,125,431            792,487

    4B. Liquidate the assets attributable to a portfolio or a class of shares and terminate the portfolio or class of shares:

                                  In Favor             Opposed            Abstain         Broker Non-Vote

                                1,309,084,778        78,027,989         17,814,850            792,481

    4C. Designate a class of shares of a portfolio as a separate series of the
Fund:

                                  In Favor             Opposed            Abstain         Broker Non-Vote

                                1,330,582,787        58,530,583         15,814,247            792,481

5. Approval of a proposal to permit Principal Management Corporation to select and contract with sub-advisors for certain Funds after approval by the Board of Directors but without obtaining shareholder approval:

                                                      In Favor             Opposed            Abstain          Broker Non-Vote

     Money Market..................................  220,092,979          26,781,150        6,868,212                    0

6. Approval of changes to the fundamental investment restrictions of the Fund with respect to borrowing:

                                                      In Favor             Opposed            Abstain          Broker Non-Vote

     Money Market.................................... 214,891,341         26,981,238       11,869,761                    0

ITEM 2 - CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 - AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Mark Grimmett, a member of the Registrant's Audit and Nominating Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

         October 31, 2004 - $258,900
         October 31, 2005 - $389,510

(b) Audit-Related Fees. Ernst & Young has not provided any audit-related services to the registrant during the last two fiscal years that are not included in response to item 4(a).

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant's dividend distributions that are included as deductions on the tax returns. During 2004, affiliates of Ernst & Young located in India and Taiwan performed tax services for the registrant. The services provided by the affiliate in India included a review of the security transactions of the registrant that took place in India. After this review, an Indian income tax return was prepared and filed by Ernst & Young. Additionally, another affiliate of Ernst & Young located in Taiwan reviewed the securities held by the registrant in Taiwan. After the review, a statement of portfolio was prepared. A tax return filing in Taiwan was also required. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

         October 31, 2004  - $86,560
         October 31, 2005  - $128,450

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant's audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

                         Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Funds' primary independent auditor. This policy is established by the Audit Committee of the Principal Investors Fund, Inc., Principal Variable Contracts Fund, Inc. and Principal Mutual Funds (the "Funds") Board of Directors effective for all engagements of the primary independent auditor entered into on and after March 8th, 2004.

1. Prohibited Services shall not be provided by the primary independent auditor, its subsidiaries and affiliates to the Funds. . For the purposes of this policy, Prohibited Services are:

|X| Services that are subject to audit procedure during a financial statement audit;
|X|      Services where the auditor would act on behalf of management;
|X| Services where the auditor is an advocate to the client's position in an adversarial proceeding;
|X| Bookkeeping or other services related to the accounting records or financial statements of the Company, its subsidiaries and affiliates;
|X|      Financial information systems design and implementation;
|X| Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
|X|      Actuarial services;
|X|      Internal audit functions or human resources;
|X|      Broker or dealer, investment advisor, or investment banking services;
|X|      Legal services and expert services unrelated to the audit;
|X| Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

2. (A) All services provided by the primary independent auditor, its subsidiaries and affiliates to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, by any independent auditor, shall be approved by the Audit Committee in advance in accordance with the following procedure:

     Each quarter, Management will present to the Audit Committee for pre-approval, a detailed description as to each particular service for which pre-approval is sought and a range of fees for such service. The Audit Committee may delegate pre-approval authority to one or more of its members provided a report of any services approved by such delegated member(s) shall be presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services previously approved by the Audit Committee and for services and the range of fees for such services that arise between regularly scheduled Audit Committee meetings.

     In considering whether to pre-approve the provision of non-audit services by the primary independent auditor, the Audit Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Audit Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Audit Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

5. The Audit Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

The Funds or Principal Management Corporation may not hire any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into an accounting or financial reporting oversight role unless the Former Employee has severed his/her economic interest in the independent audit firm. In addition, employment of a Former Employee into an accounting or financial reporting oversight role will not be allowed unless the Former Employee was not a member of the audit engagement team of the Company during the one year period preceding the date that the audit procedures began for the fiscal period in which the Company proposes to hire the Former Employee. An accounting or financial reporting oversight role is presumed to mean CEO, CFO, or Controller.

(end of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All work in connection with the audit of the registrant's financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

         October 31, 2004  - $86,560
         October 31, 2005  - $128,450

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 - SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

ITEM 11 - CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12 - EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         Principal Investors Fund, Inc.
                     ---------------------------------------------------------



By           /s/ Ralph C. Eucher
         -----------------------------------------------------------------

         Ralph C. Eucher, President and CEO

Date         12/15/2005
         ---------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By      /s/ Ralph C. Eucher
        -----------------------------------------------------------------
        Ralph C. Eucher, President and CEO

Date    12/15/2005
        ---------------------



By      /s/ Jill R. Brown
        -----------------------------------------------------------------
        Jill R. Brown, Vice President and Chief Financial Officer

Date    12/15/2005
        ---------------------